                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08629

                           HARTFORD SERIES FUND, INC.
               (Exact name of registrant as specified in charter)

                P. O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

                          Edward P. Macdonald, Esquire
                                  Life Law Unit
                   The Hartford Financial Services Group, Inc.
                              200 Hopmeadow Street
                           Simsbury, Connecticut 06089
                     (Name and Address of Agent for Service)

Registrant's telephone number, including area code: (860) 843-9934 Date of fiscal year end: 12/31

Date of reporting period: January 1, 2006 -- December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


         Annual Report
         December 31, 2006                                 (STAG PHOTO)

                                        - Manager Discussions
                                        - Financials

                                                             (THE HARTFORD LOGO)

                                                      HARTFORD SERIES FUND, INC.
                                               HARTFORD HLS SERIES FUND II, INC.

TABLE OF CONTENTS

    Manager Discussions (Unaudited)                                   1
    Hartford Series Fund, Inc. and Hartford HLS Series Fund II,
    Inc. Financial Statements:
      Schedule of Investments as of December 31, 2006
         Hartford Advisers HLS Fund                                  61
         Hartford Capital Appreciation HLS Fund                      67
         Hartford Disciplined Equity HLS Fund                        71
         Hartford Dividend and Growth HLS Fund                       73
         Hartford Equity Income HLS Fund                             75
         Hartford Focus HLS Fund                                     77
         Hartford Global Advisers HLS Fund                           79
         Hartford Global Communications HLS Fund                     89
         Hartford Global Financial Services HLS Fund                 91
         Hartford Global Health HLS Fund                             93
         Hartford Global Leaders HLS Fund                            95
         Hartford Global Technology HLS Fund                         98
         Hartford Growth HLS Fund                                   100
         Hartford Growth Opportunities HLS Fund                     102
         Hartford High Yield HLS Fund                               104
         Hartford Index HLS Fund                                    110
         Hartford International Capital Appreciation HLS Fund       116
         Hartford International Opportunities HLS Fund              119
         Hartford International Small Company HLS Fund              122
         Hartford MidCap HLS Fund                                   126
         Hartford MidCap Value HLS Fund                             128
         Hartford Money Market HLS Fund                             130
         Hartford Mortgage Securities HLS Fund                      132
         Hartford Small Company HLS Fund                            135
         Hartford SmallCap Growth HLS Fund                          138
         Hartford Stock HLS Fund                                    143
         Hartford Total Return Bond HLS Fund                        145
         Hartford U.S. Government Securities HLS Fund               155
         Hartford Value HLS Fund                                    158
         Hartford Value Opportunities HLS Fund                      160
      Statements of Assets and Liabilities as of December 31,
      2006                                                          162
      Statements of Operations for the Year Ended December 31,
      2006                                                          168
      Statements of Changes in Net Assets for the Years Ended
         December 31, 2006 and 2005                                 174
      Notes to Financial Statements                                 184
      Financial Highlights                                          200
      Report of Independent Registered Public Accounting Firm       210
      Directors and Officers (Unaudited)                            211
      How to Obtain a Copy of the Fund's Proxy Voting Policies
      and Proxy Voting Records (Unaudited)                          213
      Shareholder Meeting Results (Unaudited)                       213
      Expense Example (Unaudited)                                   214
      Approval of Investment Management, and Investment
      Sub-Advisory Agreements (Unaudited)                           217

        This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

        The views expressed in each Fund's Manager Discussion under "Why did the Fund perform this way?" and "What is the outlook?" are views of the Fund's subadvisers and portfolio management team.

Hartford Advisers HLS Fund inception 3/31/1983
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                             LEHMAN BROTHERS
                                                                                                         GOVERNMENT/CREDIT BOND
                                                       ADVISERS IA                S&P 500 INDEX                   INDEX
                                                       -----------                -------------          ----------------------
12/96                                                     10000                       10000                       10000
                                                          10437                       10624                       10012
                                                          10478                       10708                       10033
                                                          10182                       10269                        9914
                                                          10642                       10881                       10059
                                                          11118                       11542                       10153
                                                          11600                       12060                       10274
                                                          12321                       13018                       10589
                                                          11712                       12289                       10470
                                                          12208                       12962                       10635
                                                          11986                       12529                       10805
                                                          12344                       13109                       10862
12/97                                                     12451                       13334                       10976
                                                          12631                       13481                       11130
                                                          13252                       14453                       11108
                                                          13755                       15193                       11142
                                                          13975                       15346                       11198
                                                          13855                       15082                       11318
                                                          14373                       15695                       11434
                                                          14474                       15528                       11443
                                                          13213                       13283                       11666
                                                          13754                       14134                       12000
                                                          14439                       15283                       11915
                                                          14989                       16209                       11986
12/98                                                     15520                       17143                       12016
                                                          15862                       17860                       12101
                                                          15494                       17305                       11813
                                                          15967                       17997                       11872
                                                          16390                       18694                       11901
                                                          15990                       18253                       11779
                                                          16592                       19266                       11742
                                                          16256                       18664                       11709
                                                          16109                       18571                       11700
                                                          15929                       18062                       11805
                                                          16473                       19205                       11836
                                                          16604                       19595                       11829
12/99                                                     17163                       20749                       11757
                                                          16566                       19707                       11754
                                                          16464                       19334                       11902
                                                          17579                       21224                       12074
                                                          17208                       20586                       12015
                                                          17000                       20164                       12004
                                                          17252                       20661                       12249
                                                          17091                       20338                       12379
                                                          17701                       21601                       12553
                                                          17239                       20460                       12601
                                                          17351                       20374                       12680
                                                          16789                       18769                       12896
12/00                                                     17035                       18861                       13151
                                                          17389                       19529                       13371
                                                          16727                       17750                       13509
                                                          16045                       16626                       13571
                                                          16712                       17916                       13470
                                                          16837                       18036                       13547
                                                          16410                       17598                       13612
                                                          16429                       17425                       13951
                                                          15806                       16335                       14131
                                                          15187                       15016                       14261
                                                          15542                       15303                       14622
                                                          16199                       16477                       14382
12/01                                                     16245                       16622                       14269
                                                          16031                       16379                       14374
                                                          15942                       16063                       14496
                                                          16228                       16668                       14202
                                                          15375                       15658                       14477
                                                          15279                       15543                       14610
                                                          14631                       14436                       14735
                                                          14133                       13311                       14912
                                                          14146                       13398                       15247
                                                          13216                       11943                       15574
                                                          13836                       12993                       15426
                                                          14496                       13757                       15435
12/02                                                     14004                       12949                       15844
                                                          13759                       12611                       15843
                                                          13664                       12422                       16125
                                                          13690                       12543                       16104
                                                          14391                       13575                       16276
                                                          14982                       14289                       16739
                                                          15101                       14472                       16672
                                                          15181                       14728                       15973
                                                          15348                       15014                       16078
                                                          15296                       14855                       16588
                                                          15791                       15695                       16377
                                                          15901                       15832                       16420
12/03                                                     16594                       16662                       16582
                                                          16688                       16968                       16733
                                                          16828                       17204                       16938
                                                          16669                       16944                       17093
                                                          16376                       16679                       16568
                                                          16512                       16907                       16484
                                                          16785                       17236                       16551
                                                          16395                       16665                       16726
                                                          16492                       16732                       17080
                                                          16468                       16913                       17140
                                                          16485                       17172                       17288
                                                          16792                       17866                       17096
12/04                                                     17215                       18474                       17278
                                                          17047                       18024                       17398
                                                          17270                       18403                       17283
                                                          16909                       18077                       17162
                                                          16870                       17735                       17419
                                                          17317                       18298                       17637
                                                          17331                       18325                       17753
                                                          17795                       19006                       17553
                                                          17896                       18832                       17815
                                                          17971                       18985                       17582
                                                          17776                       18668                       17431
                                                          18300                       19374                       17521
12/05                                                     18461                       19380                       17687
                                                          18825                       19894                       17655
                                                          18792                       19947                       17702
                                                          18868                       20196                       17508
                                                          19046                       20467                       17453
                                                          18662                       19878                       17443
                                                          18486                       19905                       17484
                                                          18563                       20027                       17711
                                                          19007                       20503                       17991
                                                          19349                       21031                       18167
                                                          19839                       21716                       18282
                                                          20310                       22128                       18496
12/06                                                     20437                       22439                       18355

    --- ADVISERS IA               --- S&P 500 INDEX             -- LEHMAN BROTHERS
        $10,000 starting value        $10,000 starting value        GOVERNMENT/
        $20,437 ending value          $22,439 ending value          CREDIT BOND INDEX
                                                                    $10,000 starting value
                                                                    $18,355 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                          1 YEAR   5 YEAR   10 YEAR
--------------------------------------------------------
Advisers IA               10.70%   4.70%     7.41%
--------------------------------------------------------
Advisers IB(3)            10.43%   4.44%     7.17%
--------------------------------------------------------
S&P 500 Index             15.78%   6.19%     8.42%
--------------------------------------------------------
Lehman Brothers
  Government/Credit Bond
  Index                    3.78%   5.17%     6.26%
--------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA   PETER I. HIGGINS, CFA   JOHN C. KEOGH            CHRISTOPHER L. GOOTKIND, CFA
Senior Vice            Vice President          Senior Vice President,   Vice President
President, Partner                             Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Advisers HLS Fund returned 10.70% for the twelve-month period ended December 31, 2006, underperforming its benchmark, the S&P 500 Index, which returned 15.78%, and outperforming the Lehman Brothers Government/Credit Bond Index, which returned 3.78% for the same period. The Fund also underperformed the 11.67% return of the average fund in the Lipper VA Mixed-Asset Target Allocation Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Financial markets have been strong for the past twelve month period. Equity markets as measured by the S&P 500 hit record highs and were up 15.78% while the bond market as measured by the Lehman Brothers Government/Credit Bond Index increased 3.78%. The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the past year both the equity portion and the fixed income portion of the Fund underperformed their respective benchmarks. Asset Allocation contributed positively to the Fund's performance as the Fund's consistent overweight to equities helped during the year.

The Equity portion of the Fund underperformed due primarily to negative stock selection within the Consumer Discretionary, Health Care and Materials sectors. This was offset somewhat by strong stock selection within Information Technology, Industrials and Financials.

Stocks that detracted the most from relative (i.e. performance of the Fund as measured against the benchmark) returns included XM Satellite, Boston Scientific, Marvell Technology and Dollar General. Media company XM Satellite came under pressure as decelerating customer addition trends and regulatory review of product compliance caused investors to question the market opportunity. The Fund continues to hold the stock based on positive long-term trends in satellite radio due to original equipment manufacturer (OEM) adoption. Boston Scientific had a tough year, suffering from erosion of its Implantable Cardioverter Defibrillator (ICD) market share, concerns surrounding its drug eluting stent business, and continued issues with cardiac product recalls from its recently acquired Guidant business. We retain our position as the fundamentals of the company remain sound and the stock is attractively priced. Chip maker Marvell declined on disruption in the hard disk drive market and worries over stock option grants. Discount retailer Dollar General disappointed due

--------------------------------------------------------------------------------

to high gasoline prices hitting Dollar General customers and thus impacting the company's top line. Additionally, Dollar General has been selling a greater proportion of lower-margin "highly consumable products" than anticipated. These are products like perishable foods and cleaning supplies that are used up quickly by consumers and need to be replaced frequently, but carry thin margins. The Fund's overweight (i.e. the Fund's sector position was more than the benchmark position) allocation to Health Care, which posted positive absolute (i.e. total return) returns but lagged the market, also hurt returns.

Stock selection was strongest within the Information Technology, Industrials and Financials sectors. Top relative contributors to the Fund included AT&T, Cisco Systems, UBS, Broadcom and Lexmark. The Fund also benefited from not owning Intel, whose shares declined during the year. AT&T is benefiting from the stabilization of its long distance pricing. Also, cost-cutting from its recent acquisitions is going well. Cisco's revenue and earnings growth has surprised the market on the upside. The strong secular move of enterprise and service provider networks toward all-IP networks plays into Cisco's strength. We continue to hold a position in the stock. UBS, the Swiss-based financial institution, posted outstanding results due primarily to its well-performing wealth management business. UBS remains one of our top holdings. We initiated a position in Broadcom during a low in its share price during the summer after it guided down estimates and faced pressures due to options investigations. Despite its solid gains, Broadcom remains a material holding as we see strong business prospects for many years to come and valuation is still reasonable. Shares in Lexmark, a manufacturer and supplier of printing and imaging solutions, rose as the company recovered from its product and distribution missteps last year. Other positive contributors to absolute performance included Exxon Mobil, Bank of America, Citigroup and Munich Re.

While absolute performance was positive in the fixed income portion of the Fund, relative returns slightly lagged the benchmark. The bonds underperformed their benchmark during the year due mainly to starting the year with a longer duration. Additionally sector allocation produced mixed results. The benefit derived from the Fund's overweight allocations to structured sectors such as mortgage pass-throughs and commercial mortgage-backed securities (CMBS) was more than offset by our out-of-benchmark allocation to Treasury Inflation Protected Securities (TIPS). Weakness in the commodity markets, as well as several below-trend reports on CPI (Consumer Price Index), caused TIPS to underperform during the period. We believe an economic growth slowdown is apparent, but a hard landing is unlikely. We continue to overweight the non-government sectors with a preference towards structured securities and MBS. We view the current environment, with strong balance sheets and solid earnings and cash flow generation, as being favorable for investment grade credit. While we acknowledge that the best is probably behind us, with corporations starting to increase balance sheet leverage, the low default environment is likely to continue into 2007. While valuations are not compelling historically, they are likely fair for the current environment. Security selection continues to be important given the frequency of capital restructurings through Leveraged buyouts. We maintain an underweight allocation to the credit sector.

WHAT IS THE OUTLOOK?

The stock portion of the Fund is managed with a large cap core investment approach. We apply a bottom-up investment process in constructing a diversified portfolio. We look for companies that exhibit some or all of the following characteristics: industry leadership, strong balance sheets, solid management teams, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, the equity portion of the Fund was overweight positions in Information Technology and Health Care and underweight positions in Energy and Financials.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of December 31, 2006, the Fund's equity exposure was at 68% compared to 60% in its benchmark and at the upper end of the 50-70% range, as we expect equities to continue to outperform bonds and cash.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.6%
-------------------------------------------------------------------
Capital Goods                                               1.8
-------------------------------------------------------------------
Consumer Cyclical                                           6.8
-------------------------------------------------------------------
Consumer Staples                                            5.3
-------------------------------------------------------------------
Energy                                                      4.2
-------------------------------------------------------------------
Finance                                                    23.5
-------------------------------------------------------------------
General Obligations                                         0.2
-------------------------------------------------------------------
Health Care                                                 7.4
-------------------------------------------------------------------
Other Direct Federal Obligations                            2.2
-------------------------------------------------------------------
Services                                                    7.2
-------------------------------------------------------------------
Technology                                                 20.2
-------------------------------------------------------------------
Transportation                                              0.1
-------------------------------------------------------------------
U.S. Government Agencies                                    2.0
-------------------------------------------------------------------
U.S. Government Securities                                 10.1
-------------------------------------------------------------------
Utilities                                                   1.2
-------------------------------------------------------------------
Short-Term Investments                                     24.3
-------------------------------------------------------------------
Other Assets & Liabilities                                (20.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY SECTOR
as of December 31, 2006

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Asset and Commercial Backed Securities                      2.9%
-------------------------------------------------------------------
Common Stock                                               67.8
-------------------------------------------------------------------
Corporate Bonds: Investment Grade                           0.1
-------------------------------------------------------------------
Corporate Bonds: Non Investment Grade                      10.5
-------------------------------------------------------------------
Municipal Bonds                                             0.2
-------------------------------------------------------------------
U.S. Government Agencies                                    2.0
-------------------------------------------------------------------
U.S. Government Securities                                 12.3
-------------------------------------------------------------------
Short-Term Investments                                     24.3
-------------------------------------------------------------------
Other Assets & Liabilities                                (20.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Capital Appreciation HLS Fund inception 4/2/1984
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                 CAPITAL APPRECIATION IA          S&P 500 INDEX            RUSSELL 3000 INDEX
                                                 -----------------------          -------------            ------------------
12/96                                                     10000                       10000                       10000
                                                          10384                       10624                       10553
                                                          10185                       10708                       10565
                                                           9612                       10269                       10087
                                                           9857                       10881                       10584
                                                          10981                       11542                       11307
                                                          11456                       12060                       11777
                                                          12405                       13018                       12700
                                                          12258                       12289                       12185
                                                          13072                       12962                       12876
                                                          12289                       12529                       12443
                                                          12192                       13109                       12920
12/97                                                     12234                       13334                       13178
                                                          12124                       13481                       13247
                                                          13271                       14453                       14194
                                                          13795                       15193                       14898
                                                          14039                       15346                       15044
                                                          13421                       15082                       14673
                                                          13681                       15695                       15169
                                                          13338                       15528                       14894
                                                          10683                       13283                       12612
                                                          11313                       14134                       13472
                                                          12418                       15283                       14495
                                                          13193                       16209                       15381
12/98                                                     14128                       17143                       16359
                                                          14742                       17860                       16915
                                                          14091                       17305                       16317
                                                          15181                       17997                       16915
                                                          15897                       18694                       17678
                                                          15672                       18253                       17342
                                                          16543                       19266                       18218
                                                          16367                       18664                       17666
                                                          16168                       18571                       17465
                                                          15620                       18062                       17018
                                                          16672                       19205                       18085
                                                          17566                       19595                       18591
12/99                                                     19420                       20749                       19777
                                                          19027                       19707                       19002
                                                          21963                       19334                       19179
                                                          22496                       21224                       20680
                                                          21315                       20586                       19951
                                                          20609                       20164                       19391
                                                          21893                       20661                       19965
                                                          21927                       20338                       19612
                                                          24144                       21601                       21067
                                                          23268                       20460                       20113
                                                          22602                       20374                       19827
                                                          20728                       18769                       17999
12/00                                                     21988                       18861                       18301
                                                          23301                       19529                       18927
                                                          22253                       17750                       17197
                                                          21046                       16626                       16076
                                                          22677                       17916                       17365
                                                          22987                       18036                       17504
                                                          22315                       17598                       17182
                                                          21492                       17425                       16899
                                                          20417                       16335                       15902
                                                          18066                       15016                       14499
                                                          18590                       15303                       14837
                                                          19931                       16477                       15979
12/01                                                     20463                       16622                       16205
                                                          19916                       16379                       16002
                                                          19493                       16063                       15674
                                                          20241                       16668                       16361
                                                          19151                       15658                       15502
                                                          19080                       15543                       15322
                                                          17389                       14436                       14219
                                                          15989                       13311                       13089
                                                          16364                       13398                       13150
                                                          15129                       11943                       11768
                                                          16254                       12993                       12705
                                                          17510                       13757                       13473
12/02                                                     16432                       12949                       12712
                                                          16098                       12611                       12401
                                                          15922                       12422                       12196
                                                          15738                       12543                       12324
                                                          16920                       13575                       13331
                                                          18262                       14289                       14136
                                                          18744                       14472                       14327
                                                          19086                       14728                       14655
                                                          19803                       15014                       14981
                                                          19727                       14855                       14818
                                                          21275                       15695                       15715
                                                          21809                       15832                       15931
12/03                                                     23395                       16662                       16660
                                                          23780                       16968                       17007
                                                          24648                       17204                       17236
                                                          24663                       16944                       17031
                                                          23731                       16679                       16679
                                                          24237                       16907                       16922
                                                          25264                       17236                       17258
                                                          24002                       16665                       16605
                                                          23641                       16732                       16674
                                                          24486                       16913                       16930
                                                          25049                       17172                       17208
                                                          26875                       17866                       18008
12/04                                                     27925                       18474                       18650
                                                          27258                       18024                       18153
                                                          28286                       18403                       18553
                                                          27187                       18077                       18239
                                                          26353                       17735                       17842
                                                          27129                       18298                       18519
                                                          27647                       18325                       18648
                                                          29110                       19006                       19413
                                                          29380                       18832                       19228
                                                          30478                       18985                       19396
                                                          29917                       18668                       19033
                                                          31575                       19374                       19775
12/05                                                     32267                       19380                       19791
                                                          34034                       19894                       20452
                                                          33679                       19947                       20489
                                                          34252                       20196                       20843
                                                          35243                       20467                       21069
                                                          33858                       19878                       20394
                                                          33464                       19905                       20430
                                                          33196                       20027                       20411
                                                          34023                       20503                       20911
                                                          34510                       21031                       21379
                                                          36064                       21716                       22148
                                                          37166                       22128                       22630
12/06                                                     37628                       22439                       22901

    --- CAPITAL APPRECIATION IA  -- RUSSELL 3000 INDEX        --- S&P 500 INDEX
        $10,000 starting value       $10,000 starting value       $10,000 starting value
        $37,628 ending value         $22,901 ending value         $22,439 ending value

RUSSELL 3000 INDEX is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

The Fund has changed its benchmark from the S&P 500 Index to the Russell 3000 Index because the Fund's investment manager believes that the Russell 3000 Index is better suited to the investment strategy of the fund.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                          1 YEAR  5 YEAR  10 YEAR
------------------------------------------------------
Capital Appreciation IA   16.61%  12.96%   14.17%
------------------------------------------------------
Capital Appreciation
  IB(3)                   16.32%  12.68%   13.92%
------------------------------------------------------
Russell 3000 Index        15.72%   7.16%    8.64%
------------------------------------------------------
S&P 500 Index             15.78%   6.19%    8.42%
------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

SAUL J. PANNELL, CFA                                            FRANK D. CATRICKES, CFA
Senior Vice President, Partner                                  Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of the Hartford Capital Appreciation HLS Fund returned 16.61% for the twelve month period ended December 31, 2006, outperforming its benchmark, the Russell 3000 Index, which returned 15.72% for the same period. The Fund also outperformed the 14.45% return of the average fund in the Lipper VA Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Equity markets posted a strong return for the year. US large cap equities performed well (+15.5% as measured by the Russell 1000 Index) but continued to lag smaller companies as the small cap Russell 2000 rose 18.4%. Value stocks extended their lead over their growth oriented peers, with the broad market Russell 3000 Value finishing ahead of the Russell 3000 Growth by nearly thirteen percentage points. Every sector in the benchmark Russell 3000 finished with positive returns, led by Telecommunication Services, Utilities, and Energy. Health Care and Technology stocks had positive returns, but lagged the benchmark.

Outperformance in this robust environment was driven by stock selection. Performance was particularly positive in Financials, Industrials, and Materials stocks. In Financials, Brazilian bank Unibanco rose over 54% during the year, making it a top relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) contributor. Two other top relative and absolute contributors, Citi Access India and JPM Access India, are so-called "market access" products. These are securities that allow investors to obtain the economic exposure of stock ownership through a counterparty without obtaining direct ownership in the underlying security. Market access products are subject to the same risks as direct investments in securities of foreign issuers, as well as the risk that the counterparty issuing the security may default. Both market access products held in the Fund take the form of warrants. In the case of Citi Access India, the warrants are for Bharti Televentures, the dominant wireless provider in India. The Indian wireless market is growing rapidly, and Bharti is garnering most of the new subscriber growth. The JPM Access India position represents warrants for ICICI bank, India's largest bank by market capitalization. The company is benefiting from the growth of credit to Indian consumers.

Other top absolute and relative contributors during the year included nickel miner Inco, defense contractor Lockheed Martin, and telecommunications giant AT&T. Inco rose on news that it was being acquired by CVRD. Shares in Lockheed Martin gained throughout the year on continued strong defense spending by the US and its allies. AT&T's stock rose on optimism surrounding its merger with BellSouth, which closed at the end of the year.

--------------------------------------------------------------------------------

Stock selection was weakest in the Energy and Health Care sectors. Within Health Care, medical device company Boston Scientific fell on safety concerns regarding the company's implantable defibrillators and a Wall Street Journal article stating that drug-eluting stents could be linked to higher incidences of blood clots. We have exited our position in the stock. Shares in Israeli generic drug company Teva traded lower as the market absorbed news that Merck would be pricing its Zocor drug competitively when it came off patent. We continue to hold Teva as we believe the market is overestimating the impact of this development. Lagging performance in Energy was primarily a result of not holding a position in rising Exxon Mobil stock and owning shares of coal miner Arch Coal, which fell during the year. Other negative relative and absolute contributors included global semiconductor company Marvell, flash storage company SanDisk, and credit card company Capital One Financial.

WHAT IS THE OUTLOOK?

Beginning January 8, 2007, the Fund will shift to a multiple portfolio manager model consisting of two investment teams. The first team is comprised of the Fund's current managers, Saul Pannell and Frank Catrickes. The second team will be comprised of a combination of multiple Wellington Management investment professionals with complementary investment approaches, each separately managing a portion of the Fund in a distinct style and in combination seeking to achieve the Fund's investment objective.


We maintain our expectations for stable, albeit moderate global growth over the coming years. We expect a slowdown in economic activity and easing inflationary pressures that should keep the global central banks on hold for interest rate hikes over the next year.

We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in Materials, Industrials, and Information Technology stocks and less-than-benchmark weights in Financials, Consumer Staples, and Health Care. Our largest absolute sector weights at year-end were in the Financials, Technology, and Industrials sectors.

DIVERSIFICATION BY COUNTRY
as of December 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   0.5%
-------------------------------------------------------------------
Austria                                                     0.3
-------------------------------------------------------------------
Brazil                                                      4.5
-------------------------------------------------------------------
Canada                                                      3.3
-------------------------------------------------------------------
China                                                       0.7
-------------------------------------------------------------------
France                                                      1.2
-------------------------------------------------------------------
Germany                                                     1.2
-------------------------------------------------------------------
India                                                       0.7
-------------------------------------------------------------------
Israel                                                      0.9
-------------------------------------------------------------------
Japan                                                       3.9
-------------------------------------------------------------------
Liberia                                                     0.3
-------------------------------------------------------------------
Luxembourg                                                  0.7
-------------------------------------------------------------------
Netherlands                                                 0.3
-------------------------------------------------------------------
Russia                                                      0.7
-------------------------------------------------------------------
South Africa                                                0.8
-------------------------------------------------------------------
South Korea                                                 1.0
-------------------------------------------------------------------
Switzerland                                                 1.9
-------------------------------------------------------------------
Taiwan                                                      0.7
-------------------------------------------------------------------
Turkey                                                      1.6
-------------------------------------------------------------------
United Kingdom                                              4.5
-------------------------------------------------------------------
United States                                              68.0
-------------------------------------------------------------------
Short-Term Investments                                      6.6
-------------------------------------------------------------------
Other Assets & Liabilities                                 (4.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            12.7%
-------------------------------------------------------------------
Capital Goods                                               9.2
-------------------------------------------------------------------
Consumer Cyclical                                           6.5
-------------------------------------------------------------------
Consumer Staples                                            3.7
-------------------------------------------------------------------
Energy                                                      6.8
-------------------------------------------------------------------
Exchange Traded Funds                                       3.2
-------------------------------------------------------------------
Finance                                                    14.4
-------------------------------------------------------------------
Health Care                                                 4.1
-------------------------------------------------------------------
Services                                                    5.5
-------------------------------------------------------------------
Technology                                                 27.3
-------------------------------------------------------------------
Transportation                                              0.6
-------------------------------------------------------------------
Utilities                                                   3.7
-------------------------------------------------------------------
Short-Term Investments                                      6.6
-------------------------------------------------------------------
Other Assets & Liabilities                                 (4.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Disciplined Equity HLS Fund inception 5/29/1998
(subadvised by Wellington Management Company, LLC)

PERFORMANCE OVERVIEW 5/29/98 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   DISCIPLINED EQUITY IA                  S&P 500 INDEX
                                                                   ---------------------                  -------------
5/98                                                                       10000                              10000
                                                                           10406                              10406
                                                                           10407                              10295
                                                                            9003                               8807
                                                                            9619                               9371
                                                                           10516                              10133
                                                                           11109                              10747
12/98                                                                      11905                              11366
                                                                           12305                              11841
                                                                           11852                              11473
                                                                           12415                              11932
                                                                           12802                              12394
                                                                           12558                              12102
                                                                           13373                              12774
                                                                           13112                              12375
                                                                           12929                              12313
                                                                           12540                              11976
                                                                           13100                              12733
                                                                           13461                              12992
12/99                                                                      14503                              13757
                                                                           13701                              13066
                                                                           13672                              12819
                                                                           15171                              14072
                                                                           14555                              13649
                                                                           14203                              13369
                                                                           14747                              13699
                                                                           14646                              13485
                                                                           15646                              14322
                                                                           14717                              13566
                                                                           14645                              13508
                                                                           13472                              12444
12/00                                                                      13684                              12505
                                                                           14370                              12949
                                                                           13209                              11769
                                                                           12481                              11023
                                                                           13512                              11879
                                                                           13631                              11958
                                                                           13352                              11668
                                                                           13066                              11553
                                                                           12303                              10830
                                                                           11282                               9956
                                                                           11641                              10146
                                                                           12478                              10925
12/01                                                                      12587                              11021
                                                                           12301                              10860
                                                                           11946                              10651
                                                                           12391                              11051
                                                                           11543                              10381
                                                                           11432                              10305
                                                                           10482                               9572
                                                                            9752                               8826
                                                                            9821                               8883
                                                                            8754                               7919
                                                                            9545                               8615
                                                                           10049                               9121
12/02                                                                       9484                               8586
                                                                            9178                               8362
                                                                            9043                               8236
                                                                            9091                               8316
                                                                            9803                               9000
                                                                           10333                               9474
                                                                           10431                               9595
                                                                           10581                               9764
                                                                           10813                               9954
                                                                           10815                               9849
                                                                           11447                              10405
                                                                           11619                              10497
12/03                                                                      12217                              11047
                                                                           12415                              11250
                                                                           12556                              11406
                                                                           12368                              11234
                                                                           12206                              11058
                                                                           12200                              11209
                                                                           12483                              11427
                                                                           11980                              11049
                                                                           11986                              11093
                                                                           12119                              11214
                                                                           12202                              11385
                                                                           12726                              11845
12/04                                                                      13245                              12248
                                                                           12999                              11950
                                                                           13263                              12201
                                                                           13012                              11985
                                                                           12784                              11758
                                                                           13247                              12132
                                                                           13400                              12149
                                                                           13890                              12601
                                                                           13859                              12486
                                                                           14001                              12587
                                                                           13618                              12377
                                                                           14138                              12845
12/05                                                                      14116                              12849
                                                                           14467                              13189
                                                                           14458                              13225
                                                                           14605                              13390
                                                                           14758                              13569
                                                                           14351                              13179
                                                                           14365                              13197
                                                                           14387                              13278
                                                                           14704                              13594
                                                                           15002                              13944
                                                                           15363                              14398
                                                                           15631                              14671
12/06                                                                      15874                              14877

    --- DISCIPLINED EQUITY IA                  --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $15,874 ending value                       $14,877 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                           SINCE
                       1 YEAR   5 YEAR   INCEPTION*
--------------------------------------------------------
Disciplined Equity IA  12.45%   4.75%      5.52%
--------------------------------------------------------
Disciplined Equity IB  12.17%   4.49%      5.28%
--------------------------------------------------------
S&P 500 Index          15.78%   6.19%      4.73%
--------------------------------------------------------

* Return is from 05/31/98.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

JAMES A. RULLO, CFA                                             MAMMEN CHALLY, CFA
Senior Vice President, Partner                                  Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Disciplined Equity HLS Fund Class IA shares returned 12.45% for the twelve-month period ended December 31, 2006, underperforming both its benchmark, the S&P 500 Index, which returned 15.78% and the Lipper VA Large Cap Core Average, a group of funds with investment strategies similar to those of the Fund, which returned 13.29%.

WHY DID THE FUND PERFORM THIS WAY?

During the period, US equities posted strong positive returns supporting the Fund's positive absolute (i.e. total return) return. Mid cap stocks trailed small and larger cap stocks during the period, as measured by the S&P 400 Midcap, Russell 2000 and S&P 500 indices, respectively. Value stocks continued to outperform growth during the period, as measured by the Russell 1000 Growth and Russell 1000 Value indices. Within the S&P 500 Index, the Fund's benchmark, the Telecommunication Services, Energy and Utilities sectors dominated posting high double-digit returns.

The key driver of performance was poor stock selection within six of the ten broad economic sectors of the market. In particular, stock selection was weakest within Consumer Discretionary, Health Care, and Energy. At the margin, aggregate sector allocation, a fall-out of stock selection, also detracted from performance. Key detractors to relative (i.e. performance of the Fund as measured against the benchmark) performance included D.R. Horton (Consumer Discretionary), Motorola (Information Technology) and our below benchmark position in Exxon Mobil (Energy). In addition, on an absolute basis, owning Intel (Information Technology) and Amgen (Health Care) detracted from performance.

D.R. Horton, a Southwest US homebuilder, experienced declines as sales of new homes softened due to higher interest rates and high energy prices. We initiated a position in Motorola after the stock launched its successful RAZR product line. The stock fell on market concerns regarding their product pipeline as the RAZR matures and as competitors gain traction. Our underweight position in Exxon Mobil, relative to the benchmark, detracted as the company's stock price continued to benefit from strong energy prices. Semiconductor chip-maker Intel's shares struggled following news that the company sold its communications and applications processing business to a competitor. Amgen faced near-term challenges with Enbrel, a psoriasis drug, and with its pending lawsuit with Roche (Health Care) over a patent issue with Epogen, a drug to treat anemia. We eliminated Intel and D.R. Horton during the period.

Strong stock selection across several sectors, particularly Information Technology and Financials, partially offset disappointments during the period. Within Financials, Goldman Sachs was the top performer on both an absolute and relative basis. The company's shares benefited from strong earnings results during the year which were driven by their investment banking business. Bank of America and Citigroup were also notable contributors to relative performance. Bank of America's shares

--------------------------------------------------------------------------------

increased due to the company's diversified business model, which insulated it from a weakening consumer. Citigroup's share rose following company management's announcement that they continue to be focused on organic growth and expansion within the international markets. Within Information Technology, Cisco Systems was additive to performance as the company's shares rose following market expectations that they will benefit from increased broadband traffic which will result in an increased demand for routing and transport services. We reduced our position in Cisco during the period. In addition, aerospace and defense stock Lockheed Martin contributed to absolute performance. Lockheed's shares increased as the company continued to gain market share by winning key technical service and intelligence contracts within the US government.

WHAT IS THE OUTLOOK?

The residential housing slowdown is well-advanced, with house prices declining compared to a year ago. Still, the full adverse impact on consumption and the labor market has yet to materialize. Consumption spending in the fall of 2006 was helped by lower energy prices and favorable comparisons. However, looking into the first half of 2007, slowing employment and salary growth should support real consumption growth of 2%. We believe that sometime this spring should mark the trough in consumption and housing, as well as an inventory correction in manufacturing. Once these brakes on the economy are removed, the stage will be set for stronger activity in the later part of 2007.

In this environment, and in keeping with our bottom-up investment process, at the end of the period the Fund was overweight the Health Care, Telecommunication Services, Information Technology and Energy sectors and underweight the Consumer Staples, Utilities, Materials, Financials, Industrials and Consumer Discretionary sectors.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             4.7%
-------------------------------------------------------------------
Capital Goods                                               5.1
-------------------------------------------------------------------
Consumer Cyclical                                           7.6
-------------------------------------------------------------------
Consumer Staples                                            1.6
-------------------------------------------------------------------
Energy                                                     10.1
-------------------------------------------------------------------
Finance                                                    23.2
-------------------------------------------------------------------
Health Care                                                12.6
-------------------------------------------------------------------
Services                                                    7.3
-------------------------------------------------------------------
Technology                                                 21.7
-------------------------------------------------------------------
Transportation                                              0.2
-------------------------------------------------------------------
Utilities                                                   2.4
-------------------------------------------------------------------
Short-Term Investments                                      4.8
-------------------------------------------------------------------
Other Assets & Liabilities                                 (1.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Dividend and Growth HLS Fund inception 3/9/1994
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   DIVIDEND AND GROWTH IA                 S&P 500 INDEX
                                                                   ----------------------                 -------------
12/96                                                                      10000                              10000
                                                                           10524                              10624
                                                                           10680                              10708
                                                                           10280                              10269
                                                                           10635                              10881
                                                                           11330                              11543
                                                                           11954                              12060
                                                                           12665                              13019
                                                                           12068                              12290
                                                                           12797                              12963
                                                                           12419                              12531
                                                                           12938                              13110
12/97                                                                      13189                              13335
                                                                           13380                              13482
                                                                           13975                              14454
                                                                           14736                              15194
                                                                           14666                              15347
                                                                           14630                              15083
                                                                           14630                              15695
                                                                           14529                              15529
                                                                           12688                              13283
                                                                           13533                              14135
                                                                           14476                              15284
                                                                           14913                              16210
12/98                                                                      15354                              17143
                                                                           15223                              17860
                                                                           15002                              17305
                                                                           15387                              17997
                                                                           16331                              18694
                                                                           15918                              18253
                                                                           16463                              19266
                                                                           15947                              18665
                                                                           15535                              18572
                                                                           15136                              18062
                                                                           16025                              19205
                                                                           15948                              19595
12/99                                                                      16170                              20750
                                                                           15519                              19707
                                                                           14665                              19335
                                                                           16286                              21225
                                                                           16090                              20586
                                                                           16431                              20164
                                                                           15926                              20661
                                                                           15924                              20338
                                                                           16849                              21601
                                                                           17007                              20461
                                                                           17363                              20374
                                                                           17016                              18769
12/00                                                                      17941                              18861
                                                                           17684                              19530
                                                                           17511                              17750
                                                                           16954                              16626
                                                                           17826                              17916
                                                                           18146                              18036
                                                                           17688                              17598
                                                                           17818                              17425
                                                                           17239                              16335
                                                                           16115                              15017
                                                                           16123                              15303
                                                                           17020                              16477
12/01                                                                      17216                              16622
                                                                           17257                              16380
                                                                           17540                              16064
                                                                           18029                              16668
                                                                           17273                              15658
                                                                           17437                              15543
                                                                           16506                              14436
                                                                           15179                              13312
                                                                           15075                              13398
                                                                           13412                              11943
                                                                           14431                              12993
                                                                           15425                              13757
12/02                                                                      14767                              12949
                                                                           14265                              12611
                                                                           13974                              12422
                                                                           13949                              12543
                                                                           14993                              13575
                                                                           15959                              14290
                                                                           16104                              14472
                                                                           16265                              14728
                                                                           16627                              15014
                                                                           16436                              14855
                                                                           17219                              15695
                                                                           17544                              15833
12/03                                                                      18724                              16662
                                                                           18781                              16968
                                                                           19138                              17204
                                                                           18897                              16945
                                                                           18723                              16679
                                                                           18740                              16907
                                                                           19230                              17236
                                                                           18806                              16666
                                                                           18957                              16732
                                                                           19290                              16914
                                                                           19505                              17172
                                                                           20332                              17867
12/04                                                                      21050                              18474
                                                                           20539                              18024
                                                                           21280                              18403
                                                                           20862                              18078
                                                                           20427                              17735
                                                                           20788                              18299
                                                                           20895                              18325
                                                                           21638                              19006
                                                                           21644                              18833
                                                                           22039                              18985
                                                                           21529                              18669
                                                                           22195                              19374
12/05                                                                      22305                              19381
                                                                           23105                              19894
                                                                           22988                              19948
                                                                           23363                              20196
                                                                           23985                              20467
                                                                           23468                              19879
                                                                           23509                              19905
                                                                           23942                              20028
                                                                           24389                              20504
                                                                           24842                              21032
                                                                           25697                              21716
                                                                           26309                              22129
12/06                                                                      26846                              22439

    --- DIVIDEND AND GROWTH IA                 --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $26,846 ending value                       $22,439 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                         1 YEAR   5 YEAR   10 YEAR
-------------------------------------------------------
Dividend and Growth IA   20.36%   9.29%    10.38%
-------------------------------------------------------
Dividend and Growth
  IB(3)                  20.06%   9.02%    10.13%
-------------------------------------------------------
S&P 500 Index            15.78%   6.19%     8.42%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

EDWARD P. BOUSA, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Dividend and Growth HLS Fund Class IA shares returned 20.36% for the twelve-month period ended December 31, 2006. The Fund outperformed its benchmark, the S&P 500 Index, which returned 15.78% over the same period and the average return of the Lipper VA Equity Income Funds, a group of funds with investment strategies similar to those of the Fund, which returned 18.19%.

WHY DID THE FUND PERFORM THIS WAY?

During the period, US equities posted strong positive returns supporting the Fund's positive absolute (i.e. total return) returns for the period. For the seventh year in a row, value-oriented stocks outperformed growth-oriented stocks, measured by the Russell 1000 Value Index (22.25%) versus the Russell 1000 Growth Index (9.07%). All ten broad industry sectors of the Fund's S&P 500 benchmark posted strong positive returns. Telecommunication Services, Energy and Utilities were the top performers.

The Fund's outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the S&P 500 was attributable to a combination of strong stock selection and sector allocation. Stock selection was strongest within Industrials, Consumer Discretionary and Health Care. Additionally, the Fund's overweight (i.e. the Fund's sector position was more than the benchmark position) position in Energy and underweight position in Information Technology were additive to performance.

Key contributors to performance during the period were Exxon Mobil (Energy), AT&T (Telecommunication Services) and Chevron (Energy). Exxon Mobil and Chevron's shares were supported by the continued supply/demand imbalance in energy and higher prices. AT&T benefited from its strongly anticipated merger with BellSouth. All three stocks were held in the Fund at the end of the period. In addition, not owning chip-maker Intel (Information Technology) for much of the period was additive to relative performance, as shares struggled following news that the company sold its communications and applications processing business to a competitor.

The largest detractors from returns on an absolute basis included Sprint Nextel (Telecommunication Services), Newmont Mining (Materials) and Eli Lilly (Health
Care). Sprint Nextel's shares struggled as the company continues to consolidate their networks and convert subscribers from their merger. Newmont Mining's stock fell as production declined while costs increased. Eli Lilly's shares declined due to the negative story in the New York Times that alleged the company knew of negative side effects from Zyprexa, the drug that treats both schizophrenia and bipolar disorder. We held our positions in these stocks at the end of the period. In addition, on a relative basis, not owning Cisco Systems (Information Technology) and owning Motorola (Telecommunications Services) detracted from performance. Cisco's shares rose due to the market's expectations that they will

--------------------------------------------------------------------------------

benefit from increased broadband traffic which will result in an increased demand for routing and transport services. Motorola's shares fell on concerns of their product line as the RAZR matures and competitors gain traction in the cell phone market. We held Motorola at the end of the period.

WHAT IS THE OUTLOOK?

The Fund takes a long-term view. Our discipline focuses primarily on the supply/demand balance across sectors. While our long-term bet on Energy continues to pay off, we are reducing our exposure to this sector on strength. We are cautious of the US economy as consumer spending moderates, but we expect modest growth to continue in 2007. Housing is a major concern for us, and as a result, we are underweight in Regional Banks and Retail, where we believe there is excess supply. That excess will become quite evident in the face of a weakening consumer. We believe that our strategy of buying high quality companies with above-average dividends will continue to be successful versus the S&P 500 Index.

Based on these views and our bottom-up stock selection, at the end of the period, the Fund was overweight Energy, Materials, Telecommunication Services, Utilities and Consumer Staples and underweight Industrials, Health Care, Consumer Discretionary, Financials and Information Technology, relative to the S&P 500 Index.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.1%
-------------------------------------------------------------------
Capital Goods                                               5.1
-------------------------------------------------------------------
Consumer Cyclical                                           8.2
-------------------------------------------------------------------
Consumer Staples                                            5.4
-------------------------------------------------------------------
Energy                                                     15.7
-------------------------------------------------------------------
Finance                                                    17.9
-------------------------------------------------------------------
Health Care                                                 9.3
-------------------------------------------------------------------
Services                                                    7.0
-------------------------------------------------------------------
Technology                                                 17.9
-------------------------------------------------------------------
Transportation                                              0.5
-------------------------------------------------------------------
Utilities                                                   5.0
-------------------------------------------------------------------
Short-Term Investments                                     16.9
-------------------------------------------------------------------
Other Assets & Liabilities                                (16.0)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Equity Income HLS Fund inception 10/31/2003
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 10/31/03 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                      EQUITY INCOME IA               RUSSELL 1000 VALUE INDEX
                                                                      ----------------               ------------------------
10/03                                                                      10000                              10000
                                                                           10070                              10136
12/03                                                                      10765                              10760
                                                                           10695                              10950
                                                                           10900                              11184
                                                                           10801                              11086
                                                                           10603                              10815
                                                                           10644                              10926
                                                                           10805                              11184
                                                                           10577                              11026
                                                                           10788                              11183
                                                                           10917                              11357
                                                                           11009                              11545
                                                                           11439                              12129
12/04                                                                      11780                              12535
                                                                           11604                              12313
                                                                           12037                              12721
                                                                           11746                              12546
                                                                           11704                              12322
                                                                           11764                              12618
                                                                           11831                              12756
                                                                           12167                              13125
                                                                           12131                              13068
                                                                           12320                              13252
                                                                           12069                              12915
                                                                           12327                              13340
12/05                                                                      12347                              13419
                                                                           12681                              13941
                                                                           12895                              14026
                                                                           12908                              14216
                                                                           13403                              14577
                                                                           13118                              14209
                                                                           13212                              14300
                                                                           13570                              14647
                                                                           13776                              14892
                                                                           13976                              15189
                                                                           14336                              15686
                                                                           14526                              16044
12/06                                                                      14915                              16405

    --- EQUITY INCOME IA                       --- RUSSELL 1000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $14,915 ending value                       $16,405 ending value

RUSSELL 1000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 12/31/06)

                                     SINCE
                          1 YEAR   INCEPTION
-------------------------------------------------
Equity Income IA          20.79%    13.44%
-------------------------------------------------
Equity Income IB          20.49%    13.16%
-------------------------------------------------
Russell 1000 Value Index  22.25%    16.90%
-------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

JOHN R. RYAN, CFA
Senior Vice President, Managing Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the 12-month period ending December 31, 2006, Hartford Equity Income HLS Fund Class IA shares returned 20.79%, trailing the Russell 1000 Value Index return of 22.25% but outperforming the Lipper VA Equity Income peer group average return of 18.19%, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the period, U.S. equities posted strong positive returns supporting the Fund's positive absolute (i.e. total return) return for the year. For the seventh year in a row, value-oriented stocks outperformed growth-oriented stocks, measured by the Russell 1000 Value Index (22.25%) versus the Russell 1000 Growth Index (9.07%). All ten broad industry sectors of the Fund's Russell 1000 Value benchmark posted positive double-digit returns. In addition, small cap stocks continued to dominate large and mid cap stocks. The Russell 2000 Small Cap Index returned 18.37%, compared to the S&P 500 Large Cap Index return of 15.78% and the S&P 400 Mid Cap Index return of 10.32%.

While the Fund's investment strategy is based on bottom-up fundamental research, the primary driver of the Fund's benchmark relative (i.e. performance of the Fund as measured against the benchmark) underperformance was unfavorable stock selection within Materials, Energy, Utilities, Consumer Discretionary and Consumer Staples. In addition, the Fund's slight overweight (i.e. the Fund's sector position was more than the benchmark position) to Energy and underweight to Industrials detracted from returns. Key detractors on a relative basis were Materials stocks Dow Chemical and Alcoa, and ConocoPhillips (Energy). Alcoa continued to face cost pressures which were higher than their underlying pricing, due to their aggressive acquisition program over the last several years. Dow Chemical shares struggled due to increasing cost pressures. ConocoPhillips underperformed primarily because of sliding commodity prices combined with market fears of Conoco's ever-expanding capital expenditures program and due to the company's leverage to the softening North American natural gas market (which came with its recent acquisition of Burlington Resources). In addition, on an absolute basis, Sprint Nextel (Telecommunication Services) and Halliburton (Energy) disappointed. Sprint Nextel's shares struggled as the company continues to try to consolidate their networks and convert subscribers from their merger. Halliburton's shares continued to struggle due to the political risk overhang from the company's former relationship with Vice President Cheney and from its dealings in Iraq. We held our positions in each of the stocks mentioned above at the end of the period.

Partially offsetting these results was a combination of strong stock performance within Financials, Industrials, Telecommunication Services, and Health Care. Key contributors on a relative basis were Caterpillar (Industrials) and AT&T (Telecommunication Services). Caterpillar's stock rose during the year due to strong demand for its agricultural products. AT&T's shares benefited from its much anticipated merger with BellSouth. On an absolute

--------------------------------------------------------------------------------

basis, Exxon Mobil (Energy), whose shares climbed due to high demand for energy and higher prices, was additive to performance. Additionally, not owning Capital One Financial (Financials) was beneficial. The company's stock declined on market perception that they paid too much to acquire North Fork Bancorp. We sold Caterpillar during the period.

WHAT IS YOUR OUTLOOK?

We expect the global economy to transition from slower activity in the first half of 2007 to stronger activity in the second half and beyond. We believe weakness in the U.S. and Continental Europe should be partially offset by more robust growth in the United Kingdom and Japan, as well as ongoing strength in the emerging economies. The temporary global growth pause will likely reduce inflationary pressures and allow central banks to maintain a steady hand, setting the stage for a resumed expansion in 2008. Moderate inflation, stable monetary policies and the outlook for stronger global growth next year should provide a favorable backdrop for financial markets.

In this environment, we favor industrials with exposure to international capital spending growth and want to avoid consumer durables, which would be challenged by a slowdown in consumer spending. Large caps seem particularly attractive, with low relative valuations, greater access to capital, and in many cases, globally diversified footprints. Additionally, if there is a reversal in the net outflow of foreign investment in U.S. equities, the largest, most liquid companies would benefit. At the end of the period, relative to the Russell 1000 Value Index, the Fund was overweight Industrials, Utilities, Materials, Consumer Staples and Telecommunication Services, and underweight Health Care, Energy, Information Technology, Financials and Consumer Discretionary.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             8.8%
-------------------------------------------------------------------
Capital Goods                                               6.2
-------------------------------------------------------------------
Consumer Cyclical                                           3.3
-------------------------------------------------------------------
Consumer Staples                                            6.6
-------------------------------------------------------------------
Energy                                                     10.6
-------------------------------------------------------------------
Finance                                                    31.5
-------------------------------------------------------------------
Health Care                                                 6.4
-------------------------------------------------------------------
Services                                                    2.2
-------------------------------------------------------------------
Technology                                                 11.7
-------------------------------------------------------------------
Utilities                                                  11.1
-------------------------------------------------------------------
Short-Term Investments                                      3.1
-------------------------------------------------------------------
Other Assets & Liabilities                                 (1.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Focus HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 12/31/06

Growth of a $10,000 investment(1)
(LINE GRAPH)

                                                                          FOCUS IA                        S&P 500 INDEX
                                                                          --------                        -------------
4/01                                                                       10000                              10000
                                                                           10111                              10067
                                                                            9963                               9822
                                                                            9783                               9726
                                                                            9572                               9117
                                                                            8758                               8381
                                                                            9111                               8542
                                                                            9948                               9197
12/01                                                                      10394                               9278
                                                                           10062                               9142
                                                                            9957                               8966
                                                                           10201                               9303
                                                                            9261                               8739
                                                                            9015                               8675
                                                                            8281                               8058
                                                                            7867                               7430
                                                                            7849                               7478
                                                                            6948                               6666
                                                                            7638                               7252
                                                                            8399                               7678
12/02                                                                       7838                               7228
                                                                            7674                               7039
                                                                            7467                               6933
                                                                            7502                               7001
                                                                            8039                               7577
                                                                            8520                               7976
                                                                            8594                               8078
                                                                            8945                               8220
                                                                            9019                               8380
                                                                            8824                               8291
                                                                            9399                               8760
                                                                            9480                               8837
12/03                                                                      10061                               9300
                                                                           10126                               9471
                                                                           10153                               9602
                                                                            9923                               9457
                                                                            9723                               9309
                                                                            9847                               9437
                                                                           10132                               9620
                                                                            9907                               9302
                                                                            9882                               9339
                                                                            9850                               9440
                                                                            9687                               9584
                                                                           10095                               9972
12/04                                                                      10379                              10311
                                                                           10142                              10060
                                                                           10353                              10271
                                                                            9987                              10090
                                                                            9955                               9898
                                                                           10361                              10213
                                                                           10341                              10228
                                                                           10875                              10608
                                                                           10863                              10511
                                                                           11019                              10596
                                                                           10917                              10420
                                                                           11345                              10813
12/05                                                                      11404                              10817
                                                                           11628                              11103
                                                                           11516                              11134
                                                                           11604                              11272
                                                                           11759                              11423
                                                                           11429                              11095
                                                                           11129                              11110
                                                                           10951                              11178
                                                                           11312                              11444
                                                                           11567                              11738
                                                                           11874                              12121
                                                                           12348                              12351
12/06                                                                      12513                              12524

    --- FOCUS IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $12,513 ending value                       $12,524 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                   SINCE
               1 YEAR   5 YEAR   INCEPTION
-----------------------------------------------
Focus IA        9.72%   3.78%      4.03%
-----------------------------------------------
Focus IB        9.45%   3.53%      3.79%
-----------------------------------------------
S&P 500 Index  15.78%   6.19%      4.05%
-----------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA                                            PETER I. HIGGINS, CFA
Senior Vice President, Partner                                  Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Focus HLS Fund returned 9.72% for the twelve-month period ended December 31, 2006, underperforming the Fund's benchmark, the S&P 500 Index, which returned 15.78% and the 13.29% return of the average fund in the Lipper VA Large Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Robust merger and acquisition activity and a better-than-expected retail environment helped equity markets end the year on a strong note, marking the fourth straight year of positive returns for the S&P 500. The S&P 500 finished the year at record levels, returning 15.78%, posting positive results in all ten sectors. Sector results were led by Telecommunication Services, Energy, Utilities, and Materials. Health Care, Information Technology, Industrials and Consumer Staples all posted positive returns but lagged the general market.

The Fund's performance versus the benchmark was driven primarily by security selection. Stock selection was weakest within the Consumer Discretionary, Health Care and Telecommunications sectors. Stocks that detracted the most from relative (i.e. performance of the Fund as measured against the benchmark) returns included XM Satellite, Boston Scientific, Dollar General, Marvell Technology and Sprint Nextel. Media company XM Satellite came under pressure as decelerating customer addition trends and regulatory review of product compliance caused investors to question the market opportunity. The Fund continues to hold the stock based on positive long-term trends in satellite radio due to original equipment manufacturer (OEM) adoption. Boston Scientific had a tough year, suffering from erosion of its Implantable Cardioverter Defibrillator (ICD) market share, concerns surrounding its drug eluting stent business, and continued issues with cardiac product recalls from its recently acquired Guidant business. We retain our position as the fundamentals of the company remain sound and the stock is attractively priced. Discount retailer Dollar General disappointed due to high gasoline prices hitting Dollar General customers and thus impacting the company's top line. Additionally, Dollar General has been selling a greater proportion of lower-margin "highly consumable products" than anticipated. These are products like perishable foods and cleaning supplies that are used up quickly by consumers and need to be replaced frequently, but carry thin margins. Chip maker Marvell declined on disruption in the hard disk drive market and worries over stock option grants. Sprint came under pressure as it continues to lose ground to other wireless carriers.

Stock selection was strongest within the Information Technology and Financials sectors. Top relative contributors to the Fund included Cisco Systems, Munich Re, UBS, Accenture and Lexmark. Cisco's revenue and earnings growth has surprised the market on the upside. The strong secular move of enterprise and service provider networks toward all-IP networks plays into Cisco's strength. We continue to hold a position in the stock. German reinsurance company Munich Re reported better-than-expected

--------------------------------------------------------------------------------

results due to higher profits from investments and fewer claims due to low levels of natural catastrophes. The company continues to generate a good return on capital and is improving its capital management. UBS, the Swiss-based financial institution, posted outstanding results due primarily to its well-performing wealth management business. UBS remains one of our top positions. Shares in Lexmark, a manufacturer and supplier of printing and imaging solutions, rose as the company recovered from its product and distribution missteps last year. We have eliminated our position in Lexmark. Accenture, a global management consulting company, has seen solid results due to robust demand for its consulting and outsourcing services. Additionally, the company has a solid pipeline of new bookings, is well run, and is aggressively returning cash to shareholders. Other positive contributors to absolute (i.e. total return) performance included ExxonMobil, AT&T and Citigroup.

WHAT IS THE OUTLOOK?

The Hartford Focus HLS Fund continues to be managed with a large cap, core investment approach. We apply a bottom-up investment process in constructing the portfolio and look for companies that exhibit industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. Our bottom-up investment approach resulted in the Fund being most overweight Health Care, Information Technology and Telecommunications, and most underweight Financials, Energy and Utilities at the end of the period.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             4.5%
-------------------------------------------------------------------
Capital Goods                                               3.9
-------------------------------------------------------------------
Consumer Cyclical                                           6.8
-------------------------------------------------------------------
Consumer Staples                                            4.2
-------------------------------------------------------------------
Energy                                                      4.3
-------------------------------------------------------------------
Finance                                                    20.3
-------------------------------------------------------------------
Health Care                                                11.5
-------------------------------------------------------------------
Services                                                   10.4
-------------------------------------------------------------------
Technology                                                 33.3
-------------------------------------------------------------------
Short-Term Investments                                      0.8
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Advisers HLS Fund inception 3/1/1995
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                    LEHMAN BROTHERS GLOBAL
                                                              MSCI WORLD GROWTH      AGGREGATE INDEX USD
                                       GLOBAL ADVISERS IA           INDEX                   HEDGED             MSCI WORLD INDEX
                                       ------------------     -----------------     ----------------------     ----------------
12/96                                        10000                  10000                    10000                  10000
                                              9982                  10142                    10065                  10122
                                             10045                  10257                    10106                  10240
                                             10006                  10020                    10017                  10040
                                             10020                  10482                    10150                  10370
                                             10433                  11097                    10234                  11011
                                             10798                  11711                    10375                  11562
                                             11064                  12255                    10601                  12097
                                             10601                  11345                    10551                  11289
                                             11017                  12001                    10720                  11904
                                             10549                  11236                    10835                  11280
                                             10501                  11523                    10899                  11481
12/97                                        10552                  11631                    11017                  11623
                                             10726                  12088                    11163                  11948
                                             11182                  12945                    11198                  12759
                                             11535                  13394                    11261                  13299
                                             11752                  13474                    11315                  13431
                                             11862                  13327                    11439                  13265
                                             11889                  13898                    11517                  13582
                                             12022                  13877                    11583                  13562
                                             10954                  12254                    11781                  11755
                                             10814                  12531                    12049                  11965
                                             11305                  13622                    12016                  13049
                                             11760                  14502                    12115                  13827
12/98                                        11960                  15562                    12093                  14505
                                             12224                  16112                    12242                  14824
                                             12006                  15472                    12089                  14432
                                             12444                  16045                    12184                  15035
                                             12810                  16020                    12277                  15630
                                             12456                  15462                    12207                  15061
                                             12752                  16414                    12095                  15765
                                             12947                  16233                    12044                  15720
                                             12959                  16435                    12053                  15694
                                             13016                  16463                    12126                  15544
                                             13286                  17542                    12158                  16355
                                             13744                  18572                    12201                  16817
12/99                                        14731                  20699                    12188                  18180
                                             14258                  19402                    12166                  17141
                                             14880                  20078                    12282                  17189
                                             14894                  21275                    12445                  18380
                                             14413                  19849                    12456                  17605
                                             14096                  18673                    12489                  17161
                                             14502                  19815                    12644                  17741
                                             14273                  18819                    12743                  17244
                                             14447                  19488                    12836                  17807
                                             14045                  17763                    12941                  16862
                                             13688                  17017                    13038                  16582
                                             13415                  15706                    13257                  15577
12/00                                        13754                  15411                    13448                  15832
                                             13871                  15877                    13632                  16139
                                             13257                  13853                    13752                  14777
                                             12808                  12736                    13843                  13809
                                             13320                  13768                    13777                  14833
                                             13239                  13494                    13859                  14649
                                             13091                  13025                    13928                  14192
                                             12977                  12833                    14134                  14005
                                             12552                  12044                    14266                  13336
                                             11963                  11046                    14380                  12162
                                             12213                  11517                    14642                  12397
                                             12866                  12394                    14520                  13132
12/01                                        12894                  12457                    14422                  13216
                                             12666                  12052                    14490                  12817
                                             12666                  12086                    14567                  12709
                                             12878                  12389                    14413                  13298
                                             12690                  11863                    14607                  12827
                                             12900                  11805                    14675                  12857
                                             12424                  11126                    14828                  12079
                                             11882                  10343                    14983                  11062
                                             11860                  10343                    15198                  11085
                                             11097                   9319                    15402                   9868
                                             11787                  10046                    15363                  10598
                                             12389                  10413                    15381                  11171
12/02                                        11741                  10015                    15641                  10632
                                             11686                   9655                    15713                  10311
                                             11611                   9554                    15870                  10134
                                             11531                   9641                    15856                  10107
                                             12279                  10335                    15942                  11009
                                             12801                  10766                    16217                  11644
                                             12971                  10920                    16166                  11850
                                             13106                  11132                    15833                  12093
                                             13315                  11358                    15825                  12356
                                             13126                  11424                    16113                  12435
                                             13690                  12106                    15961                  13174
                                             13899                  12280                    15983                  13378
12/03                                        14354                  12871                    16137                  14221
                                             14745                  13136                    16231                  14452
                                             15077                  13298                    16394                  14699
                                             15304                  13167                    16476                  14608
                                             14906                  12910                    16224                  14316
                                             15023                  13044                    16181                  14446
                                             15348                  13224                    16210                  14760
                                             14649                  12591                    16321                  14282
                                             14649                  12556                    16583                  14350
                                             15072                  12810                    16654                  14626
                                             15428                  13125                    16777                  14988
                                             15962                  13792                    16812                  15782
12/04                                        16184                  14314                    16932                  16389
                                             15830                  13929                    17060                  16023
                                             15684                  14289                    16989                  16538
                                             15390                  14017                    17016                  16225
                                             15357                  13718                    17227                  15882
                                             15624                  14082                    17394                  16176
                                             15756                  14151                    17542                  16323
                                             16018                  14738                    17445                  16897
                                             16223                  14874                    17620                  17032
                                             16312                  15205                    17535                  17479
                                             15959                  14883                    17451                  17059
                                             16404                  15370                    17534                  17637
12/05                                        16729                  15707                    17683                  18032
                                             17475                  16433                    17669                  18840
                                             17197                  16269                    17720                  18820
                                             17364                  16680                    17566                  19243
                                             17683                  17070                    17505                  19837
                                             17124                  16424                    17730                  19177
                                             17184                  16400                    17729                  19179
                                             16935                  16269                    17938                  19303
                                             17276                  16704                    18207                  19814
                                             17486                  16855                    18338                  20056
                                             17738                  17457                    18437                  20796
                                             18178                  17902                    18597                  21316
12/06                                        18207                  18138                    18330                  21755

    --- GLOBAL ADVISERS IA  --- MSCI WORLD GROWTH   -- LEHMAN BROTHERS      --- MSCI WORLD INDEX
        $10,000                 INDEX                   GLOBAL AGGREGATE        $10,000
        starting value          $10,000                 INDEX USD HEDGED        starting value
        $18,207                 starting value          $10,000                 $21,755
        ending value            $18,138                 starting value          ending value
                                ending value            $18,330
                                                        ending value

MSCI WORLD GROWTH INDEX is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

LEHMAN BROTHERS GLOBAL AGGREGATE INDEX USD HEDGED provides a broad-based measure of the global investment-grade fixed income markets (the three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices; it also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities).

MSCI WORLD INDEX is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

The Fund has changed its benchmark from the MSCI World Index to the MSCI World Growth Index because the fund's investment manager believes that the MSCI World Growth Index is better suited to the growth strategy of the fund due to a greater similarity in the characteristics of the securities in the Fund and this index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                  1 YEAR   5 YEAR   10 YEAR
----------------------------------------------------------------
Global Advisers IA                 8.84%    7.14%    6.18%
----------------------------------------------------------------
Global Advisers IB(3)              8.56%    6.88%    5.93%
----------------------------------------------------------------
MSCI World Growth Index           15.48%    7.80%    6.14%
----------------------------------------------------------------
MSCI World Index                  20.65%   10.48%    8.08%
----------------------------------------------------------------
Lehman Brothers Global Aggregate
  Index USD Hedged                 3.66%    4.91%    6.25%
----------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW S. OFFIT, CPA    JEAN-MARC BERTEAUX    MATTHEW D. HUDSON, CFA    ROBERT L. EVANS    SCOTT M. ELLIOTT    EVAN S. GRACE, CFA
Senior Vice President,  Vice-President        Vice President            Senior Vice        Senior Vice         Vice President
Partner                                                                 President,         President, Partner
                                                                        Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Global Advisers HLS Fund returned 8.84% for the year ended December 31, 2006, underperforming the benchmark, the MSCI World Growth Index, which returned 15.48%, while outperforming the Lehman Brothers Global Aggregate Hedged Index, which returned 3.66% for the same period. The Fund also underperformed the 15.77% return of the average fund in the Lipper Global Flexible Portfolio VA-UF peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Global markets rose with moderating inflation expectations in recent months, helping to offset data suggesting a slowing global economy. The long-awaited pause in the Federal Reserve Bank's (the "Fed") monetary tightening cycle finally occurred, calming investor fears that the Fed would over tighten and tip the US economy into recession. The drop in oil and gas prices from record highs also bolstered optimism. The MSCI World Growth Index was up 15.5% for the year while the Lehman Brothers Global Aggregate Hedged Index was up 3.7%. Within the MSCI World Growth Index, Utilities, Materials, and Telecommunication Services led all sectors, while Health Care and Information

--------------------------------------------------------------------------------

Technology performed well but lagged the index returns for the period.

The Fund's underperformance versus its benchmark reflected weak performance in the equity and fixed income sleeves of the Fund, partially offset by positive asset allocation decisions, specifically an overweight in equities.

The equity portion of the Fund underperformed its benchmark for the year. Sector allocation, which is primarily a result of bottom-up stock selection, was the main source of underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the Index for the period. Underweight positions in outperforming Materials and Consumer Staples stocks had a negative impact on performance. Strong security selection, primarily in the Financials and Industrials sectors, partially offset the impact of sector allocation. However, stock selection was weak in the Consumer Discretionary sector.

Among the top detractors to the equity sleeve on a relative and absolute (i.e. total return) basis were Rakuten, SanDisk, and Sirius Satellite. Although there were no fundamental disappointments within Japanese online retailer Rakuten's core business, the stock was negatively impacted by issues in its peripheral business, rumors of its president being arrested, and a meltdown in JASDAQ (Japan stock trading system) stocks as retail investors fled "new Japan" companies in light of the Livedoor and Murakami Fund scandals. Shares in flash storage device maker SanDisk fell as price declines in NAND flash memory raised concerns about an over-supplied market. We expect pricing declines to moderate, but we reduced the position to better reflect industry competition. Despite these changing dynamics, the company stands to benefit from innovation in cell phone features, which drives long-term memory growth. Shares of Sirius, a US subscription-based satellite radio broadcaster, declined on signs that subscriber growth will be less than anticipated and, importantly, that the cost to retain and attract new customers will be greater than anticipated. True to our investment process, we sold our shares after meeting with management and determining that the drivers of earnings growth were no longer in place. Among other detractors from absolute performance was global semiconductor company Marvell Technology, which declined on weak earnings and lowered guidance.

The leading contributors to the equity portion of the sleeve on both an absolute and relative basis during the twelve month period were Las Vegas Sands, Nintendo, and America Movil. Casino owner and operator Las Vegas Sands was our strongest performer for the year. It remains one of our largest holdings as good results from its Macau operations and further planned expansion into mainland China will provide significant opportunities for growth. Video game console and software maker Nintendo successfully launched extremely popular Wii game consoles this holiday season. The company also benefited from solid earnings growth driven by robust sales of its touch-screen DS portable game player. Mexican wireless provider America Movil reported strong earnings and benefited from robust subscriber growth in Latin America. We also saw outperformance from several global investment banks, including Goldman Sachs.

The fixed income portion of the fund underperformed its benchmark during the period, largely due to our currency and country rotation strategies. This was partially offset by positive performance in duration and credit strategies. Major drivers of currency performance were our overweight positions in the US dollar and underweight positions in the Canadian dollar. As the U.S. dollar lost ground to several major currencies, and low-yielding currencies appreciated relative to high-yielding currencies, our long US dollar bias suffered. In Canada, we believed that the currency would depreciate due to the continued narrowing of Canada's interest rate spread differential with the rest of the world. In fact, we have believed for some time that Canadian asset values do not reflect rising inflation in that country. We have expressed this view primarily through underweight positions in the Canadian dollar. However, the recent depreciation of the Canadian dollar should allow inflationary pressures to feed through to the broader economy, and so we have rotated much of our underweight position from the currency to Canadian bonds during the fourth quarter. In our country rotation strategies, overweight positions in Germany, the United Kingdom and the U.S. versus Sweden and Canada were also detractors. On a positive note, our duration and credit strategies contributed positively to the portfolio's results. In particular, long Japanese 7-year bonds, long Mexican 20-year bonds, short German 5-year bonds, and short Japan 20-year bonds were all positions which performed well in the year. Finally, the Fund's position in structured mortgage backed securities helped performance during the year.

Asset allocation was a positive contributor to the Fund's overall performance for the year as the Fund was consistently overweight strongly performing equities and underweight the fixed income sector. Fixed income generated positive absolute returns but lagged equity returns.

WHAT IS THE OUTLOOK?

In the equity portion of the Fund, positioning is the result of bottom-up stock selection. At year-end, the Fund's largest overweight positions were in the Information Technology and Financial sectors. The largest relative underweight positions were in Health Care, Industrials and Materials.

In the fixed income component, we currently have a pro-cyclical bias and are underweight duration as we believe the Fed is unlikely to be in a position to validate the market's current rate cut expectations. In terms of country rotation, the portfolio is overweight Australian bonds, primarily versus Canadian bonds. The outlook for individual currency markets in the current environment will depend on each country's position in the economic cycle. We expect the US dollar will be range-bound the first half of 2007. We expect select emerging market currencies to outperform given strong domestic growth and positive external balances. We expect Asian currencies, excluding Japan, to outperform as positive economic fundamentals, large trade surpluses, and foreign exchange reserve accumulation support further appreciation. We continue to focus our credit efforts in the non-government sectors. While credit fundamentals show no sign of widespread deterioration, global credit spreads remain vulnerable

--------------------------------------------------------------------------------

over the medium-term. We continue to focus our exposure on the US corporate market, where valuations are most attractive. In the collateralized sector, we continue to prefer commercial mortgage-backed securities to pass-through securities.

While we remain constructive on the equity markets longer-term, we feel that equity markets had a strong run this past year. Additionally, we believe bond yields may continue to rise, causing near-term valuation concerns. Therefore, from an asset allocation standpoint, the Fund ended the year with a neutral equity position, an underweight to fixed income and an overweight to cash.

DIVERSIFICATION BY COUNTRY
as of December 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   0.9%
-------------------------------------------------------------------
Austria                                                     0.7
-------------------------------------------------------------------
Belgium                                                     2.3
-------------------------------------------------------------------
Brazil                                                      0.7
-------------------------------------------------------------------
Canada                                                      2.1
-------------------------------------------------------------------
Chile                                                       0.1
-------------------------------------------------------------------
Denmark                                                     0.2
-------------------------------------------------------------------
Dutch Antilles                                              1.2
-------------------------------------------------------------------
Finland                                                     0.1
-------------------------------------------------------------------
France                                                      2.8
-------------------------------------------------------------------
Germany                                                     1.4
-------------------------------------------------------------------
Ireland                                                     1.3
-------------------------------------------------------------------
Japan                                                       7.5
-------------------------------------------------------------------
Luxembourg                                                  0.6
-------------------------------------------------------------------
Mexico                                                      2.1
-------------------------------------------------------------------
Netherlands                                                 1.9
-------------------------------------------------------------------
Norway                                                      0.3
-------------------------------------------------------------------
Poland                                                      0.1
-------------------------------------------------------------------
Qatar                                                       0.1
-------------------------------------------------------------------
Russia                                                      1.0
-------------------------------------------------------------------
Singapore                                                   0.3
-------------------------------------------------------------------
South Korea                                                 0.9
-------------------------------------------------------------------
Sweden                                                      0.1
-------------------------------------------------------------------
Switzerland                                                 2.5
-------------------------------------------------------------------
Taiwan                                                      0.8
-------------------------------------------------------------------
United Kingdom                                              9.8
-------------------------------------------------------------------
United States                                              52.2
-------------------------------------------------------------------
Short-Term Investments                                      6.9
-------------------------------------------------------------------
Other Assets & Liabilities                                 (0.9)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.5%
-------------------------------------------------------------------
Capital Goods                                               1.3
-------------------------------------------------------------------
Consumer Cyclical                                           6.6
-------------------------------------------------------------------
Consumer Staples                                            4.2
-------------------------------------------------------------------
Energy                                                      3.3
-------------------------------------------------------------------
Finance                                                    27.0
-------------------------------------------------------------------
Foreign Governments                                         4.0
-------------------------------------------------------------------
Health Care                                                 6.3
-------------------------------------------------------------------
Services                                                    7.3
-------------------------------------------------------------------
Technology                                                 22.5
-------------------------------------------------------------------
Transportation                                              0.5
-------------------------------------------------------------------
U.S. Government Agencies                                    6.3
-------------------------------------------------------------------
U.S. Government Securities                                  0.3
-------------------------------------------------------------------
Utilities                                                   0.9
-------------------------------------------------------------------
Short-Term Investments                                      6.9
-------------------------------------------------------------------
Other Assets & Liabilities                                 (0.9)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY SECTOR
as of December 31, 2006

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Common Stock                                               59.1%
-------------------------------------------------------------------
Asset & Commercial Mortgage Backed Securities              10.3
-------------------------------------------------------------------
Corporate Bonds: Investment Grade                          18.0
-------------------------------------------------------------------
U.S. Government Securities                                  0.3
-------------------------------------------------------------------
U.S. Government Agencies                                    6.3
-------------------------------------------------------------------
Short-Term Investments                                      6.9
-------------------------------------------------------------------
Other Assets & Liabilities                                 (0.9)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Communications HLS Fund inception 12/27/2000
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/27/00 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                             MSCI ALL COUNTRY WORLD
                                                                             FREE TELECOMMUNICATION
                                                     GLOBAL COMM IA              SERVICES INDEX               S&P 500 INDEX
                                                     --------------          ----------------------           -------------
12/27/2000                                                10000                       10000                       10000
12/00                                                      9981                       10000                       10000
                                                          11996                       10982                       10355
                                                           9543                        9280                        9411
                                                           8023                        8758                        8815
                                                           8774                        9425                        9499
                                                           8075                        8700                        9563
                                                           7709                        8128                        9330
                                                           7569                        8222                        9239
                                                           6520                        7344                        8661
                                                           6210                        7434                        7962
                                                           5899                        7163                        8114
                                                           6216                        7503                        8736
12/01                                                      6414                        7547                        8813
                                                           5610                        6871                        8684
                                                           5008                        6559                        8517
                                                           5200                        6645                        8837
                                                           4630                        5921                        8302
                                                           4643                        5960                        8241
                                                           4023                        5341                        7654
                                                           3800                        5061                        7058
                                                           4001                        5056                        7104
                                                           3499                        4276                        6332
                                                           4261                        5248                        6889
                                                           4736                        5810                        7294
12/02                                                      4530                        5466                        6866
                                                           4490                        5346                        6687
                                                           4459                        5069                        6586
                                                           4393                        5006                        6650
                                                           4823                        5608                        7197
                                                           5256                        6015                        7576
                                                           5542                        6065                        7673
                                                           5564                        5923                        7808
                                                           5622                        5905                        7960
                                                           5851                        5942                        7876
                                                           6358                        6227                        8321
                                                           6584                        6440                        8394
12/03                                                      7265                        6966                        8834
                                                           7461                        7200                        8996
                                                           7433                        7252                        9121
                                                           7425                        7101                        8984
                                                           7132                        6981                        8843
                                                           7062                        6802                        8964
                                                           7302                        6929                        9138
                                                           7070                        6891                        8836
                                                           6707                        6958                        8871
                                                           6895                        7139                        8967
                                                           7448                        7477                        9104
                                                           8648                        8032                        9472
12/04                                                      8952                        8345                        9795
                                                           8583                        7992                        9556
                                                           8895                        8123                        9757
                                                           8329                        7919                        9584
                                                           8049                        7777                        9403
                                                           8322                        7757                        9702
                                                           9055                        7835                        9715
                                                          10015                        8188                       10077
                                                           9988                        8174                        9985
                                                          10419                        8230                       10065
                                                          10095                        8010                        9898
                                                          10453                        7929                       10272
12/05                                                     10618                        7934                       10275
                                                          10932                        8089                       10547
                                                          11180                        8127                       10576
                                                          11381                        8397                       10707
                                                          11694                        8708                       10851
                                                          10561                        8469                       10539
                                                          10158                        8503                       10553
                                                          10014                        8732                       10618
                                                          10255                        8924                       10870
                                                          10585                        9308                       11150
                                                          11534                        9932                       11514
                                                          12252                       10210                       11732
12/06                                                     12957                       10649                       11897

    --- GLOBAL COMM IA            --- MSCI ALL COUNTRY WORLD  -- S&P 500 INDEX
        $10,000 starting value        FREE                        $10,000 starting value
        $12,957 ending value          TELECOMMUNICATION           $11,897 ending value
                                      SERVICES INDEX
                                      $10,000 starting value
                                      $10,649 ending value

MSCI AC WORLD FREE TELECOMMUNICATIONS SERVICES INDEX is a free float-adjusted market capitalization index of developed and emerging market countries that is designed to measure international equity market performance.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                         SINCE
                     1 YEAR   5 YEAR   INCEPTION
-----------------------------------------------------
Global Comm IA       22.03%   15.10%     4.40%
-----------------------------------------------------
Global Comm IB       21.72%   14.83%     4.16%
-----------------------------------------------------
MSCI AC World Free
  Telecommunication
  Services Index     34.21%    7.13%    1.05%*
-----------------------------------------------------
S&P 500 Index        15.78%    6.19%    2.93%*
-----------------------------------------------------

* Return is from 12/31/00.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ARCHANA BASI, CFA                                               DAVID NINCIC, CFA
Vice President, Global Industry Analyst                         Vice President, Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Global Communications HLS Fund returned 22.03% for the twelve-month period ended December 31, 2006, underperforming the Fund's benchmark, the MSCI All Country World Free Telecommunication Services Index, which returned 34.21% for the same period. The Fund outperformed the 10.02% return of the average fund in the Lipper VA Science & Technology peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Telecommunication Services stocks performed well during the period, outpacing the broader market as represented by the S&P 500 Index and the MSCI World Index. The Fund's holdings in Wireless Telecommunications Services contributed to the Fund's strong absolute (i.e. total return) performance. However, security selection within the Integrated Telecommunications Services sub-industry detracted from benchmark relative-returns, as did the Fund's holdings in the Communications Equipment and Application Software sub-industries. At the regional level, strong stock selection in Europe, excluding the United Kingdom, was more than offset by weak selection in North America and emerging markets.

Stocks that detracted from relative (i.e. performance of the Fund as measured against the benchmark) and absolute performance included KongZhong, NeuStar and Westell Technologies. Shares of KongZhong, a provider of interactive entertainment services for wireless devices in China, suffered because of announced regulatory changes that will hurt its revenues. NeuStar, a telephone number database company, fell due to investor concerns about a contract renegotiation that resulted in lower rates. Shares of Westell, a telecommunications equipment company, fell after the company lowered third quarter guidance because of anticipated changes in customer promotional activity and pricing reductions amidst seasonal softness in several businesses. In addition, Powerwave Technology was a key detractor on an absolute basis. The company's shares fell after reporting weak quarterly results and lowering guidance. We sold Westell and Powerwave during the year and held KongZhong and NeuStar at the end of the period.

Top contributors to relative and absolute performance during the period included Telenor, Mobile Telesystems and Vimpel Communications. Norwegian telecom company Telenor benefited from strong growth, particularly in emerging markets. In Russia, both Vimpel Communications and Mobile Telesystems reported strong results and stable average revenues per user (ARPU), suggesting that price competition was easing. On an absolute basis, Philippine

--------------------------------------------------------------------------------

Long Distance Telephone was a key contributor. The company benefited from better-than-expected wireless growth and improved cost efficiencies, which resulted in increased margins. We held all four stocks at the end of the period.

WHAT IS THE OUTLOOK?

We remain optimistic on the performance of telecom stocks. Within the wireline sector, we prefer stocks outside of North America. While many international wireline carriers face access line declines and voice substitution to wireless, these same carriers often have wireless operations that are performing well, resulting in solid revenue growth.

For the wireless sector, we remain bullish on US stocks. The US wireless industry is a telecom rarity because the sector is experiencing capacity constraints, whereas the telecom norm is one of excess supply. We believe these capacity constraints should result in pricing power and, ultimately, strong financial results for the US wireless carriers.

While the telecom industry is highly competitive, we believe that there are many attractive opportunities and that the Fund can continue to find underpriced stocks of companies with improving business fundamentals. Often, these companies are not well known among global investors, but we frequently find the best opportunities in stocks unfamiliar to the investment community.

DIVERSIFICATION BY COUNTRY
as of December 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Brazil                                                      8.5%
-------------------------------------------------------------------
China                                                       2.4
-------------------------------------------------------------------
Egypt                                                       1.0
-------------------------------------------------------------------
France                                                      6.3
-------------------------------------------------------------------
Italy                                                       0.4
-------------------------------------------------------------------
Luxembourg                                                  4.0
-------------------------------------------------------------------
Morocco                                                     0.1
-------------------------------------------------------------------
Norway                                                      5.8
-------------------------------------------------------------------
Philippines                                                 4.9
-------------------------------------------------------------------
Russia                                                     15.2
-------------------------------------------------------------------
South Africa                                                7.1
-------------------------------------------------------------------
Spain                                                       4.2
-------------------------------------------------------------------
Turkey                                                      4.7
-------------------------------------------------------------------
United States                                              33.4
-------------------------------------------------------------------
Short-Term Investments                                     24.7
-------------------------------------------------------------------
Other Assets & Liabilities                                (22.7)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Communications Equipment                                    3.9%
-------------------------------------------------------------------
Other Telecommunications                                   30.5
-------------------------------------------------------------------
Software Publishers                                         6.4
-------------------------------------------------------------------
Telecommunications Resellers                                0.1
-------------------------------------------------------------------
Wired Telecommunications Carriers                          19.8
-------------------------------------------------------------------
Wireless Communications Services                            3.7
-------------------------------------------------------------------
Wireless Telecommunications Carriers                       33.6
-------------------------------------------------------------------
Short-Term Investments                                     24.7
-------------------------------------------------------------------
Other Assets & Liabilities                                (22.7)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Financial Services HLS Fund inception 12/27/2000
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/27/00 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          MSCI FINANCE EX REAL ESTATE
                                           GLOBAL FINANCIAL SERVICES IA              INDEX                    S&P 500 INDEX
                                           ----------------------------   ---------------------------         -------------
12/27/2000                                            10000                          10000                        10000
12/00                                                  9992                          10000                        10000
                                                       9866                          10003                        10355
                                                       9623                           9351                         9411
                                                       9267                           8799                         8815
                                                       9721                           9173                         9499
                                                       9963                           9121                         9563
                                                      10015                           9041                         9330
                                                       9913                           8850                         9239
                                                       9750                           8753                         8661
                                                       8861                           7825                         7962
                                                       8896                           7837                         8114
                                                       9149                           8238                         8736
12/01                                                  9420                           8332                         8813
                                                       9002                           8042                         8684
                                                       8985                           7901                         8517
                                                       9443                           8469                         8837
                                                       9462                           8495                         8302
                                                       9345                           8604                         8241
                                                       9035                           8132                         7654
                                                       8149                           7366                         7058
                                                       8141                           7461                         7104
                                                       7204                           6438                         6332
                                                       7656                           7061                         6889
                                                       8062                           7407                         7294
12/02                                                  7643                           6976                         6866
                                                       7297                           6747                         6687
                                                       7127                           6604                         6586
                                                       7102                           6480                         6650
                                                       7814                           7387                         7197
                                                       8211                           7794                         7576
                                                       8287                           7949                         7673
                                                       8555                           8312                         7808
                                                       8528                           8224                         7960
                                                       8687                           8429                         7876
                                                       9328                           9100                         8321
                                                       9378                           9179                         8394
12/03                                                  9957                           9748                         8834
                                                      10154                           9974                         8996
                                                      10408                          10199                         9121
                                                      10385                          10169                         8984
                                                       9939                           9811                         8843
                                                       9978                           9885                         8964
                                                      10080                           9991                         9138
                                                       9637                           9689                         8836
                                                       9886                           9938                         8871
                                                       9964                          10044                         8967
                                                      10182                          10317                         9104
                                                      10650                          10842                         9472
12/04                                                 11187                          11400                         9795
                                                      10916                          11132                         9556
                                                      11015                          11337                         9757
                                                      10713                          11015                         9584
                                                      10639                          10831                         9403
                                                      10773                          10956                         9702
                                                      10992                          11121                         9715
                                                      11229                          11383                        10077
                                                      11152                          11414                         9985
                                                      11495                          11805                        10065
                                                      11547                          11872                         9898
                                                      12135                          12415                        10272
12/05                                                 12352                          12748                        10275
                                                      12881                          13221                        10547
                                                      13030                          13550                        10576
                                                      13168                          13710                        10707
                                                      13788                          14297                        10851
                                                      13246                          13707                        10539
                                                      13120                          13666                        10553
                                                      13166                          13857                        10618
                                                      13646                          14273                        10870
                                                      13839                          14572                        11150
                                                      14199                          14995                        11514
                                                      14427                          15175                        11732
12/06                                                 14922                          15676                        11897

    --- GLOBAL FINANCIAL SERVICES IA       --- MSCI FINANCE EX           -- S&P 500 INDEX
        $10,000 starting value                 REAL ESTATE INDEX             $10,000 starting value
        $14,922 ending value                   $10,000 starting value        $11,897 ending value
                                               $15,676 ending value

MSCI FINANCIAL EX REAL ESTATE INDEX includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                                  SINCE
                              1 YEAR   5 YEAR   INCEPTION
---------------------------------------------------------------
Global Financial Services IA  20.81%    9.64%     6.88%
---------------------------------------------------------------
Global Financial Services IB  20.51%    9.37%     6.63%
---------------------------------------------------------------
MSCI Finance ex Real Estate
  Index                       22.96%   13.47%    7.76%*
---------------------------------------------------------------
S&P 500 Index                 15.78%    6.19%    2.93%*
---------------------------------------------------------------

* Return is from 12/31/00.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

MARK T. LYNCH, CFA
Senior Vice President, Partner,
Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Global Financial Services HLS Fund returned 20.81% for the twelve-month period ended December 31, 2006, underperforming the Fund's benchmark, the MSCI Finance ex-Real Estate Index, which returned 22.96% for the same period. The Fund outperformed the 18.18% return of the average fund in the Lipper VA Financial Services Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Financial stocks have performed well over the last twelve months despite interest rate uncertainty and inflation concerns. The Finance sector outperformed both the S&P 500 and MSCI World Index during the twelve-month period. Almost all industries within the Finance sector posted positive returns, led by Capital Markets and Diversified Financial Services, while Consumer Finance and Real Estate Management & Development companies trailed by the widest margin.

The Fund's performance lagged the benchmark as a result of weak security selection in the Consumer Finance, Insurance and Capital Markets industries as well as slight overweights (i.e. the Fund's sector position was more than the benchmark position) to the lagging Consumer Finance and Thrifts & Mortgage Finance industries. Top detractors from relative (i.e. performance of the Fund as measured against the benchmark) performance included Capital One Financial (Diversified Financials), Aeon Credit Service (Diversified Financials), St. Paul Travelers (Insurance) and American International Group (AIG) (Insurance). Capital One Financial was down due to concerns about U.S. consumer credit and the uncertainties and accounting confusion surrounding the closing of the North Fork Bancorp acquisition. Aeon Credit Service shares fell due to intense competition. AIG's shares were down throughout much of the year as the company's new management team worked to gain investor confidence after an accounting scandal, while St. Paul Travelers worked to recover from losses that resulted from Hurricanes Katrina and Rita. We sold our positions in Aeon Credit Service, St. Paul Travelers and AIG and held Capital One at the end of the period.

Partially offsetting these areas of weakness was strong security selection in Diversified Financial Services and Commercial Banks. Hong Kong Exchanges (Diversified Financials), Euronext

--------------------------------------------------------------------------------

(Diversified Financials) and Banco Bilbao Vizcaya (Banks) were among top contributors to relative and absolute (i.e. total return) performance during the period. Hong Kong Exchanges benefited from the proliferation of Chinese IPOs as well as rising trading volume for index futures, which hit a record number of contracts during the period. The prospect of industry consolidation played a part in driving up shares of other stock market companies such as Euronext. Banco Bilbao Vizcaya benefited from strong growth in emerging markets. Speculation that further consolidation was likely in the Italian banking market drove up shares of Capitalia and Banca Intesa, two other major contributors to performance. We eliminated our positions in Euronext, Banco Bilbao Vizcaya, and Capitalia during the period.

WHAT IS THE OUTLOOK?

The Fund looks for stocks with low P/Es (Price/Earnings ratio), although we will always keep an eye open for special situations. We will generally avoid companies that are lacking strong customer franchises. In the near term, we intend to move away from Japanese Banks and expect to reduce our exposure to property & casualty. We currently find many Italian Banks attractive due to increased takeover activity following a change in policy at the Central Bank. We also favor the United Kingdom lenders due to their attractive valuations. At the end of the period the Fund was overweight the Capital Markets and Thrifts & Mortgage Finance industries and underweight Commercial Banks, Insurance, Diversified Financial Services and Consumer Finance.

DIVERSIFICATION BY COUNTRY
as of December 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   2.0%
-------------------------------------------------------------------
Canada                                                      4.5
-------------------------------------------------------------------
France                                                      1.0
-------------------------------------------------------------------
Germany                                                     6.3
-------------------------------------------------------------------
Hong Kong                                                   2.8
-------------------------------------------------------------------
Italy                                                       8.3
-------------------------------------------------------------------
Netherlands                                                 4.0
-------------------------------------------------------------------
Norway                                                      1.0
-------------------------------------------------------------------
Switzerland                                                14.8
-------------------------------------------------------------------
United Kingdom                                             14.1
-------------------------------------------------------------------
United States                                              40.7
-------------------------------------------------------------------
Short-Term Investments                                      0.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Agencies, Brokerages, and other Insurance                   5.1%
-------------------------------------------------------------------
Commercial Banking                                         13.9
-------------------------------------------------------------------
Consumer Lending                                            2.0
-------------------------------------------------------------------
Depository Credit Banking                                  18.4
-------------------------------------------------------------------
Insurance Carriers                                         17.6
-------------------------------------------------------------------
International Trade Financing (Foreign Banks)              15.2
-------------------------------------------------------------------
Nondepository Credit Banking                                3.0
-------------------------------------------------------------------
Other Financial Investment Activities                       6.6
-------------------------------------------------------------------
Real Estate Credit (Mortgage Banking)                       5.3
-------------------------------------------------------------------
Securities and Commodities Exchanges                        3.7
-------------------------------------------------------------------
Securities, Commodities and Brokerage                       8.7
-------------------------------------------------------------------
Short-Term Investments                                      0.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Health HLS Fund inception 5/01/2000
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 5/1/00 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                            GOLDMAN SACHS HEALTH CARE
                                                    GLOBAL HEALTH IA                  INDEX                   S&P 500 INDEX
                                                    ----------------        -------------------------         -------------
5/1/00                                                    10000                       10000                       10000
5/00                                                      10246                       10391                        9795
                                                          11908                       11522                       10036
                                                          12165                       11132                        9880
                                                          12828                       11534                       10493
                                                          13691                       12043                        9939
                                                          13911                       12333                        9897
                                                          14268                       12507                        9117
12/00                                                     14818                       12959                        9162
                                                          13996                       11763                        9487
                                                          13953                       11708                        8622
                                                          13103                       10664                        8076
                                                          13814                       11130                        8703
                                                          14476                       11375                        8761
                                                          14548                       11088                        8548
                                                          14475                       11392                        8464
                                                          14259                       11100                        7935
                                                          13803                       11014                        7294
                                                          14128                       11029                        7434
                                                          14915                       11619                        8004
12/01                                                     15120                       11399                        8074
                                                          14697                       11094                        7957
                                                          14770                       11038                        7803
                                                          15160                       11176                        8097
                                                          14647                       10478                        7606
                                                          14202                       10274                        7550
                                                          12923                        9297                        7013
                                                          12557                        9093                        6466
                                                          12342                        9158                        6508
                                                          11594                        8669                        5802
                                                          12341                        9072                        6311
                                                          13180                        9325                        6683
12/02                                                     12554                        9002                        6290
                                                          12372                        9007                        6126
                                                          11987                        8852                        6034
                                                          12142                        9121                        6093
                                                          13194                        9541                        6594
                                                          14436                        9986                        6941
                                                          14762                       10414                        7030
                                                          14819                       10455                        7154
                                                          14700                       10226                        7293
                                                          15044                       10241                        7216
                                                          15379                       10342                        7624
                                                          15815                       10529                        7691
12/03                                                     16610                       11091                        8094
                                                          17273                       11417                        8242
                                                          17382                       11573                        8357
                                                          17170                       11239                        8231
                                                          17330                       11639                        8102
                                                          17257                       11624                        8213
                                                          17484                       11622                        8372
                                                          16554                       10895                        8095
                                                          16749                       11029                        8128
                                                          16922                       11000                        8216
                                                          16955                       10743                        8341
                                                          17541                       11018                        8679
12/04                                                     18736                       11786                        8974
                                                          18050                       11428                        8755
                                                          17863                       11732                        8939
                                                          17412                       11742                        8781
                                                          17939                       12207                        8615
                                                          18257                       12432                        8888
                                                          18497                       12487                        8901
                                                          19463                       12919                        9232
                                                          20075                       12976                        9148
                                                          20396                       12891                        9222
                                                          19760                       12631                        9068
                                                          20288                       12902                        9411
12/05                                                     21065                       13213                        9414
                                                          21788                       13372                        9663
                                                          21812                       13475                        9689
                                                          21858                       13324                        9810
                                                          21573                       12904                        9942
                                                          21196                       12675                        9656
                                                          21285                       12680                        9669
                                                          21811                       13211                        9728
                                                          22203                       13558                        9959
                                                          22352                       13693                       10216
                                                          22926                       13779                       10549
                                                          22971                       13758                       10749
12/06                                                     23421                       13930                       10900

    --- GLOBAL HEALTH IA          --- GOLDMAN SACHS HEALTH CARE INDEX    -- S&P 500 INDEX
        $10,000 starting value        $10,000 starting value                 $10,000 starting value
        $23,421 ending value          $13,930 ending value                   $10,900 ending value

GOLDMAN SACHS HEALTH CARE INDEX is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                          SINCE
                      1 YEAR   5 YEAR   INCEPTION
-------------------------------------------------------
Global Health IA      11.19%   9.15%      13.61%
-------------------------------------------------------
Global Health IB      10.91%   8.88%      13.35%
-------------------------------------------------------
Goldman Sachs Health
  Care Index           5.42%   4.09%       5.09%*
-------------------------------------------------------
S&P 500 Index         15.78%   6.19%       1.30%*
-------------------------------------------------------

* Return is from 4/30/00.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

JOSEPH H. SCHWARTZ, CFA      JEAN M. HYNES, CFA    ANN C. GALLO         KIRK J. MAYER, CFA    ROBERT L. DERESIEWICZ
Senior Vice President,       Senior Vice           Senior Vice          Vice President,       Vice President,
Partner, Global Industry     President, Partner,   President, Partner,  Global Industry       Global Industry
Analyst                      Global Industry       Global Industry      Analyst               Analyst
                             Analyst               Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Global Health HLS Fund returned 11.19% for the twelve-month period ended December 31, 2006, outperforming the Fund's benchmark, the Goldman Sachs Health Care Index, which returned 5.42% for the same period. The Fund also outperformed the 5.65% return of the average fund in the Lipper VA Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The Health Care sector performed well during the period but lagged the broader market, as represented by the S&P 500. The Fund's outperformance was driven by superior security selection relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark, particularly within Pharmaceuticals and Biotechnology. Industry allocation decisions, a result of our bottom-up security selection, also positively impacted relative performance, especially the underweight to Health Care Providers & Services.

The top contributors to absolute (i.e. total return) performance came from the Pharmaceutical sub-sector; Daiichi Sankyo, Abbott Laboratories and Shionogi. After the completion of the merger between Daiichi Pharmaceutical and Sankyo, investor confidence grew in the combined entity's ability to grow earnings and its long-term prospects from numerous synergies. In addition, Daiichi Sankyo's research and development day boosted enthusiasm for its developmental projects in diabetes, cancer, and cardiovascular disease. Abbott Laboratories benefited from the acquisition of Guidant's interventional cardiology business from Boston Scientific. The company also announced the acquisition of Kos Pharmaceuticals during the period. In addition, sales of Abbott's arthritis drug Humira were very strong as the FDA approved it for additional treatment of ankylosing spondylitis, an inflammatory disease of the spine and spinal joints. Shionogi shares performed well reflecting the company's profitable royalty stream from sales of Crestor, a cholesterol lowering drug. We held all three stocks at the end of the period. In addition, not owning Genentech, which was down for the period, positively impacted relative performance.

--------------------------------------------------------------------------------

Aetna was a top detractor of absolute and relative performance and we eliminated the stock during the period. Aetna shares fell as the company experienced pricing issues and an unanticipated increase in high acuity inpatient claims. The company also faced increased competition in several regions including the Northeast, Florida and the Mid-Atlantic. While our Pharmaceutical holdings contributed strongly to overall performance, the Fund did not own strong performers Pfizer and Johnson & Johnson, which detracted from relative performance. Other detractors from absolute performance included Boston Scientific and Amgen. Boston Scientific suffered from regulatory infractions, increased competition and slower market growth. Amgen shares fell as investors became concerned that the outcome of a Medicare congressional hearing would negatively affect the company. We sold Boston Scientific and held Amgen at the end of the period.

WHAT IS THE OUTLOOK?

With the stock market reaching new heights in the face of brewing difficult economic conditions, we expect a more subdued market lies ahead with the Health Care stocks performing somewhat better than the overall market. We will remain diversified and focused on the long-term while shifting selectively to those areas that seemingly offer the most value. At the end of the period the Fund was overweight the Pharmaceuticals and Biotechnology sub-industries and underweight Health Care Services.

DIVERSIFICATION BY COUNTRY
as of December 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Belgium                                                     2.7%
-------------------------------------------------------------------
Denmark                                                     0.6
-------------------------------------------------------------------
France                                                      4.9
-------------------------------------------------------------------
Germany                                                     0.3
-------------------------------------------------------------------
Ireland                                                     1.5
-------------------------------------------------------------------
Israel                                                      1.0
-------------------------------------------------------------------
Japan                                                      13.2
-------------------------------------------------------------------
United Kingdom                                              3.5
-------------------------------------------------------------------
United States                                              71.2
-------------------------------------------------------------------
Short-Term Investments                                      1.9
-------------------------------------------------------------------
Other Assets & Liabilities                                 (0.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Agencies, Brokerages, Other Insurance Activities            0.8%
-------------------------------------------------------------------
Basic Chemical Manufacturing                                0.3
-------------------------------------------------------------------
Drugs & Druggists Sundries Wholesalers                      6.6
-------------------------------------------------------------------
General Medical and Surgical Hospitals                      2.2
-------------------------------------------------------------------
Health and Personal Care Stores                             2.4
-------------------------------------------------------------------
Insurance Carriers                                          5.4
-------------------------------------------------------------------
Medical Equipment and Manufacturing                         5.8
-------------------------------------------------------------------
Navigate, Measure, Control Instruments                      7.4
-------------------------------------------------------------------
Pharmaceutical & Medicine Manufacturing                    56.9
-------------------------------------------------------------------
Professional Services Computer System Design &
  Related                                                   1.3
-------------------------------------------------------------------
Scientific Research & Development Services                  9.8
-------------------------------------------------------------------
Short-Term Investments                                      1.9
-------------------------------------------------------------------
Other Assets & Liabilities                                 (0.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Leaders HLS Fund inception 9/30/1998
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 9/30/98 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                    GLOBAL LEADERS IA        MSCI WORLD GROWTH INDEX        MSCI WORLD INDEX
                                                    -----------------        -----------------------        ----------------
9/98                                                      10000                       10000                       10000
                                                          11346                       10871                       10906
                                                          12212                       11573                       11556
12/98                                                     13188                       12419                       12122
                                                          13799                       12858                       12389
                                                          13410                       12348                       12062
                                                          14140                       12805                       12566
                                                          14488                       12784                       13063
                                                          13962                       12339                       12587
                                                          14974                       13099                       13176
                                                          15199                       12955                       13138
                                                          15118                       13115                       13117
                                                          14930                       13138                       12991
                                                          15905                       13999                       13668
                                                          17087                       14821                       14055
12/99                                                     19830                       16518                       15194
                                                          19086                       15484                       14326
                                                          21213                       16023                       14366
                                                          21161                       16979                       15361
                                                          20137                       15840                       14713
                                                          19563                       14901                       14342
                                                          20430                       15813                       14827
                                                          19746                       15018                       14412
                                                          20868                       15552                       14882
                                                          19982                       14175                       14093
                                                          18833                       13581                       13858
                                                          17723                       12534                       13019
12/00                                                     18429                       12299                       13231
                                                          18436                       12670                       13488
                                                          16744                       11055                       12350
                                                          15624                       10164                       11541
                                                          16849                       10987                       12397
                                                          16516                       10769                       12243
                                                          16215                       10394                       11861
                                                          15819                       10241                       11705
                                                          14951                        9612                       11145
                                                          13654                        8815                       10165
                                                          14039                        9191                       10361
                                                          15284                        9891                       10975
12/01                                                     15373                        9941                       11046
                                                          14870                        9618                       10712
                                                          14782                        9645                       10621
                                                          15250                        9887                       11114
                                                          14742                        9467                       10720
                                                          15056                        9421                       10745
                                                          14111                        8879                       10095
                                                          12961                        8254                        9245
                                                          12831                        8254                        9264
                                                          11285                        7437                        8247
                                                          12455                        8017                        8857
                                                          13558                        8310                        9337
12/02                                                     12375                        7992                        8886
                                                          12089                        7705                        8617
                                                          11818                        7624                        8470
                                                          11656                        7694                        8447
                                                          12962                        8247                        9201
                                                          13754                        8592                        9731
                                                          14076                        8715                        9904
                                                          14418                        8884                       10106
                                                          14833                        9064                       10327
                                                          14454                        9117                       10392
                                                          15595                        9661                       11011
                                                          15972                        9800                       11181
12/03                                                     16777                       10272                       11885
                                                          17427                       10483                       12078
                                                          18038                       10612                       12285
                                                          18358                       10508                       12208
                                                          17685                       10302                       11965
                                                          17934                       10410                       12073
                                                          18545                       10553                       12336
                                                          17124                       10048                       11936
                                                          17052                       10020                       11993
                                                          17918                       10222                       12224
                                                          18579                       10474                       12526
                                                          19598                       11007                       13190
12/04                                                     19995                       11423                       13697
                                                          19263                       11116                       13391
                                                          18844                       11403                       13822
                                                          18183                       11186                       13560
                                                          17962                       10947                       13273
                                                          18405                       11238                       13519
                                                          18592                       11293                       13642
                                                          19236                       11762                       14122
                                                          19617                       11870                       14235
                                                          19735                       12134                       14609
                                                          19064                       11877                       14257
                                                          19923                       12266                       14740
12/05                                                     20513                       12535                       15070
                                                          22095                       13114                       15746
                                                          21539                       12983                       15729
                                                          22011                       13311                       16082
                                                          22705                       13623                       16579
                                                          21430                       13107                       16027
                                                          21573                       13088                       16029
                                                          20936                       12983                       16132
                                                          21511                       13331                       16559
                                                          21902                       13451                       16762
                                                          22374                       13931                       17380
                                                          23322                       14287                       17815
12/06                                                     23415                       14475                       18182

    --- GLOBAL LEADERS IA         --- MSCI WORLD INDEX          -- MSCI WORLD GROWTH INDEX
        $10,000 starting value        $10,000 starting value        $10,000 starting value
        $23,415 ending value          $18,182 ending value          $14,475 ending value

MSCI WORLD INDEX is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

MSCI WORLD GROWTH INDEX is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

The Fund has changed its benchmark from the MSCI World Index to the MSCI World Growth Index because the fund's investment manager believes that the MSCI World Growth Index is better suited to the investment strategy of the fund.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                      SINCE
                  1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------
Global Leaders
  IA              14.14%    8.78%    10.86%
--------------------------------------------------
Global Leaders
  IB              13.86%    8.51%    10.61%
--------------------------------------------------
MSCI World
  Growth Index    15.48%    7.80%     4.58%
--------------------------------------------------
MSCI World Index  20.65%   10.48%     7.51%
--------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW S. OFFIT, CPA            JEAN-MARC BERTEAUX         MATTHEW D. HUDSON, CFA
Senior Vice President, Partner  Vice President             Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of the Hartford Global Leaders HLS Fund returned 14.14% for the twelve-month period ended December 31, 2006, underperforming the Fund's benchmark, the MSCI World Growth Index, which returned 15.48% for the same period. The Fund underperformed the 18.78% return of the average fund in the Lipper VA Global Large Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the fund.

WHY DID THE FUND PERFORM THIS WAY?

Global equities rose with moderating inflation expectations in recent months, helping to offset data suggesting a slowing global economy. The long-awaited pause in the Federal Reserve's monetary tightening cycle finally occurred, calming investor fears that the Fed would over tighten and tip the US economy into recession. The drop in oil and gas prices from record highs also bolstered optimism. Within the MSCI World Growth Index, Utilities, Materials, and Telecommunication Services led all sectors, while Health Care and Information Technology performed well but lagged the index returns for the twelve month period ended December 31, 2006.

Sector allocation, which is primarily a result of bottom-up stock selection, was the main source of underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the Index for the period. Underweight (i.e. the Fund's sector position was less than the benchmark position) positions to outperforming Materials and Consumer Staples stocks had a negative impact on performance. Strong security selection, primarily in the Financials and Industrials sectors, partially offset the impact of sector allocation. However, stock selection was weak in the Consumer Discretionary sector.

Among the top detractors on a relative and absolute (i.e. total return) basis were Rakuten, SanDisk, and Sirius Satellite. Although there were no fundamental disappointments within Japanese online retailer Rakuten's core business, the stock was negatively impacted by issues in its peripheral business, rumors of its president being arrested, and a meltdown in JASDAQ (Japan stock trading system) stocks as retail investors fled "new Japan" companies in light of the Livedoor and Murakami Fund scandals. Shares in flash storage

--------------------------------------------------------------------------------

device maker SanDisk fell as price declines in NAND flash memory raised concerns about an over-supplied market. We expect pricing declines to moderate, but we reduced the position to better reflect industry competition. Despite these changing dynamics, the company stands to benefit from innovation in cell phone features, which drives long-term memory growth. Shares of Sirius, a US subscription-based satellite radio broadcaster, declined on signs that subscriber growth will be less than anticipated and, importantly, that the cost to retain and attract new customers will be greater than anticipated. True to our investment process, we sold our shares after meeting with management and determining that the drivers of earnings growth were no longer in place. Among other detractors from absolute performance was global semiconductor company Marvell Technology, which declined on weak earnings and lowered guidance.
The leading contributors to both absolute and relative performance during the twelve month period were Las Vegas Sands, Nintendo, and America Movil. Casino owner and operator Las Vegas Sands was our strongest performer for the year. It remains one of our largest holdings as good results from its Macau operations and further planned expansion into mainland China will provide significant opportunities for growth. Video game console and software maker Nintendo successfully launched extremely popular Wii game consoles this holiday season. The company also benefited from solid earnings growth coming from robust sales of its touch-screen DS portable game player. Mexican wireless provider America Movil reported strong earnings and benefited from robust subscriber growth in Latin America, while cell phone companies' increased spending to support subscriber growth and enhanced coverage. We also saw outperformance from several global investment banks, including Goldman Sachs.

WHAT IS THE OUTLOOK?

Our focus remains on stock and sector selections that result from intense bottom-up research, diligently meeting with the managements of leading companies globally, and leveraging the strong research capabilities of our firm. At the end of the year, the Fund's largest overweights relative to the MSCI World Growth Index were to the Information Technology, Financials, and Telecommunication Services sectors. Within the Information Technology sector we continue to like mobile equipment makers and companies with accelerating growth from product upgrades or new product launches. Our largest underweights continue to be to the Health Care sector, following the elimination of several pharmaceutical companies due to development delays in key pipeline drugs, and to Industrials stocks at the end of the twelve month period.

DIVERSIFICATION BY COUNTRY
as of December 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   0.5%
-------------------------------------------------------------------
Austria                                                     1.3
-------------------------------------------------------------------
Belgium                                                     0.9
-------------------------------------------------------------------
Brazil                                                      1.1
-------------------------------------------------------------------
Canada                                                      2.7
-------------------------------------------------------------------
Dutch Antilles                                              1.9
-------------------------------------------------------------------
France                                                      2.1
-------------------------------------------------------------------
Germany                                                     2.2
-------------------------------------------------------------------
Ireland                                                     2.0
-------------------------------------------------------------------
Japan                                                      11.6
-------------------------------------------------------------------
Mexico                                                      3.2
-------------------------------------------------------------------
Netherlands                                                 2.5
-------------------------------------------------------------------
Norway                                                      0.5
-------------------------------------------------------------------
Russia                                                      1.0
-------------------------------------------------------------------
South Korea                                                 1.3
-------------------------------------------------------------------
Switzerland                                                 4.2
-------------------------------------------------------------------
Taiwan                                                      1.4
-------------------------------------------------------------------
United Kingdom                                             11.5
-------------------------------------------------------------------
United States                                              46.6
-------------------------------------------------------------------
Short-Term Investments                                      9.7
-------------------------------------------------------------------
Other Assets & Liabilities                                 (8.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.7%
-------------------------------------------------------------------
Capital Goods                                               1.8
-------------------------------------------------------------------
Consumer Cyclical                                           8.8
-------------------------------------------------------------------
Consumer Staples                                            6.6
-------------------------------------------------------------------
Energy                                                      3.7
-------------------------------------------------------------------
Finance                                                    15.8
-------------------------------------------------------------------
Health Care                                                10.2
-------------------------------------------------------------------
Services                                                    9.7
-------------------------------------------------------------------
Technology                                                 34.8
-------------------------------------------------------------------
Transportation                                              1.0
-------------------------------------------------------------------
Utilities                                                   0.4
-------------------------------------------------------------------
Short-Term Investments                                      9.7
-------------------------------------------------------------------
Other Assets & Liabilities                                 (8.2)
-------------------------------------------------------------------
Total                                                     100.0%
-------------------------------------------------------------------

Hartford Global Technology HLS Fund inception 5/01/2000
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 5/1/00 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                            GOLDMAN SACHS TECHNOLOGY
                                                  GLOBAL TECHNOLOGY IA           COMPOSITE INDEX              S&P 500 INDEX
                                                  --------------------      ------------------------          -------------
5/1/00                                                    10000                       10000                       10000
5/00                                                       8904                        8898                        9795
                                                          10278                        9992                       10036
                                                           9657                        9527                        9880
                                                          10986                       10766                       10493
                                                           9406                        9022                        9939
                                                           8539                        8341                        9897
                                                           6473                        6431                        9117
12/00                                                      6263                        5880                        9162
                                                           7249                        6845                        9487
                                                           5667                        4947                        8622
                                                           4896                        4260                        8076
                                                           5773                        5073                        8703
                                                           5508                        4871                        8761
                                                           5587                        4884                        8548
                                                           5233                        4536                        8464
                                                           4424                        3946                        7935
                                                           3446                        3148                        7294
                                                           3970                        3653                        7434
                                                           4662                        4276                        8004
12/01                                                      4834                        4200                        8074
                                                           4780                        4196                        7957
                                                           4185                        3635                        7803
                                                           4497                        3894                        8097
                                                           3963                        3417                        7606
                                                           3728                        3277                        7550
                                                           3339                        2814                        7013
                                                           2992                        2529                        6466
                                                           2960                        2497                        6508
                                                           2428                        2051                        5802
                                                           2938                        2499                        6311
                                                           3432                        2936                        6683
12/02                                                      2969                        2509                        6290
                                                           3031                        2487                        6126
                                                           3025                        2525                        6034
                                                           3029                        2496                        6093
                                                           3349                        2756                        6594
                                                           3718                        3064                        6941
                                                           3753                        3056                        7030
                                                           3957                        3232                        7154
                                                           4212                        3455                        7293
                                                           4161                        3405                        7216
                                                           4647                        3737                        7624
                                                           4740                        3809                        7691
12/03                                                      4795                        3868                        8094
                                                           5004                        4050                        8242
                                                           4942                        3935                        8357
                                                           4809                        3827                        8231
                                                           4486                        3604                        8102
                                                           4792                        3804                        8213
                                                           4893                        3897                        8372
                                                           4341                        3528                        8095
                                                           4057                        3352                        8128
                                                           4241                        3468                        8216
                                                           4449                        3652                        8341
                                                           4720                        3858                        8679
12/04                                                      4859                        3981                        8974
                                                           4579                        3718                        8755
                                                           4589                        3725                        8939
                                                           4385                        3635                        8781
                                                           4315                        3449                        8615
                                                           4711                        3763                        8888
                                                           4705                        3690                        8901
                                                           5012                        3938                        9232
                                                           5046                        3908                        9148
                                                           5084                        3948                        9222
                                                           5026                        3878                        9068
                                                           5382                        4137                        9411
12/05                                                      5401                        4062                        9414
                                                           5856                        4213                        9663
                                                           5662                        4148                        9689
                                                           5783                        4241                        9810
                                                           5864                        4213                        9942
                                                           5442                        3904                        9656
                                                           5303                        3850                        9669
                                                           5099                        3685                        9728
                                                           5432                        3974                        9959
                                                           5602                        4133                       10216
                                                           5755                        4298                       10549
                                                           5984                        4454                       10749
12/06                                                      5961                        4426                       10900

    --- GLOBAL TECHNOLOGY IA      -- GOLDMAN SACHS TECHNOLOGY        --- S&P 500 INDEX
        $10,000 starting value        COMPOSITE INDEX                    $10,000 starting value
        $5,961  ending value          $10,000 starting value             $10,900 ending value
                                      $4,426  ending value

GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX is a modified capitalization-weighted index based on United States head quartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                              SINCE
                          1 YEAR   5 YEAR   INCEPTION
-----------------------------------------------------------
Global Technology IA      10.35%   4.28%      -7.46%
-----------------------------------------------------------
Global Technology IB      10.08%   4.03%      -7.67%
-----------------------------------------------------------
Goldman Sachs Technology
  Composite Index          8.96%   1.05%     -11.50%*
-----------------------------------------------------------
S&P 500 Index             15.78%   6.19%       1.30%*
-----------------------------------------------------------

* Return is from 4/30/00.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

SCOTT E. SIMPSON                 JOHN F. AVERILL, CFA             ERIC STROMQUIST                  BRUCE L. GLAZER
Senior Vice President, Partner,  Senior Vice President, Partner,  Senior Vice President, Partner,  Senior Vice President, Partner,
Global Industry Analyst          Global Industry Analyst          Global Industry Analyst          Global Industry Analyst

ANITA M. KILLIAN, CFA
Vice President,
Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Global Technology HLS Fund returned 10.35% for the twelve-month period ended December 31, 2006, outperforming the Fund's benchmark, the Goldman Sachs Technology Composite Index, which returned 8.96% for the same period. The Fund also outperformed the 10.02% return of the average fund in the Lipper VA Science and Technology peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Technology stocks hit a rough patch earlier in the year but rebounded to end the period with strong returns. The technology sector lagged the broader market during the period, as measured by the MSCI World Index.

The Fund's outperformance during the period was the result of superior security selection relative (i.e. performance of the Fund as measured against the benchmark) to the Goldman Sachs Technology Composite Index. Selection was strongest within the Electronic Manufacturing Services, Communications Equipment and Semiconductor Equipment sub-industries. Top contributors to relative performance during the period included Hon Hai Precision, Intel and Nokia. Hon Hai, a Taiwan based manufacturer of electronics and communications products, benefited from the high demand for consumer electronics, particularly mobile phones. Similarly, Nokia benefited from mobile phone growth outside of the US as it gained market share in emerging markets, Asia, and Latin America. We eliminated Nokia at the end of the period. The Fund also benefited from an underweight position in Intel, which was down throughout much of the period. We initiated a position in Intel at the end of the period in anticipation of its new product cycle. Hewlett-Packard, LAM Research and Research in Motion, all up double-digits for the period, were key absolute contributors during the period. Hewlett-Packard benefited from healthy IT

--------------------------------------------------------------------------------

spending while Semiconductor LAM Research saw strong spending in memory. Research in Motion, a leading manufacturer and provider of mobile communications devices, experienced strong subscriber growth for its Blackberry email service and had a successful launch of its multi-functional Pearl phone, which demonstrated the company's ability to broaden its customer base beyond email. We held all three stocks at the end of the period.

The Fund's Systems Software and Computer Hardware holdings detracted most from benchmark-relative performance during the period. Our underweight positions in Cisco and Oracle, both of which were up over 40% during the period, detracted most from relative performance. Despite a large holding in Microsoft, our underweight position also hurt relative performance. Microsoft shares declined earlier in the year on news that the company planned to ramp up spending aggressively to more effectively compete with Google. The shares recovered at the end of the period as the delivery of Windows Vista approached. On an absolute (i.e. total return) basis, Marvell Technology, Dell and Yahoo were the largest detractors. Marvell Technology declined on disruption in the hard disk drive market and worries over stock option grants. We purchased Dell on weakness but later sold the stock when the company's outlook deteriorated. Yahoo faced delays in the introduction of its new search software which led to concerns about how effective the solution will be and the size of the performance gap with Google. We sold all three stocks during the period (Marvell Technology, Dell and Yahoo).

WHAT IS THE OUTLOOK?

We remain bullish on a number of secular growth trends which provide the foundation for investing in a number of stocks in the Fund including: accelerating LCD TV penetration, the explosion of NAND flash memory usage in consumer and mobile applications, semiconductor manufacturing equipment sales to support growth in semiconductor units -- memory chips in particular, and the proliferation of consumer electronics that drives manufacturing services. The demand for storage remains strong with the replication and archiving segments providing considerable momentum. This trend should continue as companies focus on data retention requirements and business continuity needs.

The semiconductor industry has been weakening as expected after a period of excess inventory accumulation in the electronic supply chain. While weakness is expected to continue at least through the first half of 2008, we are planning to expand our holdings as growth rates reach the lows. While the wireless phone industry remains healthy, the fourth quarter seasonal strength favored Europe rather than the U.S. After 3 years of over 20% unit growth, growth seems to be finally receding into the low teens range.

DIVERSIFICATION BY COUNTRY
as of December 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Canada                                                      2.6%
-------------------------------------------------------------------
France                                                      2.0
-------------------------------------------------------------------
Japan                                                       1.2
-------------------------------------------------------------------
Luxembourg                                                  0.9
-------------------------------------------------------------------
South Korea                                                 2.6
-------------------------------------------------------------------
Sweden                                                      2.0
-------------------------------------------------------------------
Taiwan                                                      4.5
-------------------------------------------------------------------
United States                                              83.5
-------------------------------------------------------------------
Short-Term Investments                                      0.6
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Activities Related to Credit Banking                        1.7%
-------------------------------------------------------------------
Audio and Video Equipment                                   1.2
-------------------------------------------------------------------
Business Support Services                                   1.1
-------------------------------------------------------------------
Communications Equipment                                    4.5
-------------------------------------------------------------------
Computer and Peripheral                                    20.0
-------------------------------------------------------------------
Data Processing Services                                    1.9
-------------------------------------------------------------------
Electrical Equipment Manufacturing -- Component
  Other                                                     3.0
-------------------------------------------------------------------
Employment Services                                         3.1
-------------------------------------------------------------------
Entertainment-Data Process, Hosting & Related
  Services                                                  0.8
-------------------------------------------------------------------
Exchange-Traded Funds                                       0.9
-------------------------------------------------------------------
Machinery Manufacturing -- Industrial Machinery             6.5
-------------------------------------------------------------------
Management, Scientific, and Tech Consulting Services        4.3
-------------------------------------------------------------------
On-Line Information Services                                5.4
-------------------------------------------------------------------
Professional Services -- Computer System Design &
  Related                                                   7.1
-------------------------------------------------------------------
Retail -- Electronic Shopping and Mail-Order Houses         2.3
-------------------------------------------------------------------
Semiconductor, Electronic Component                        19.5
-------------------------------------------------------------------
Software Publishers                                        13.6
-------------------------------------------------------------------
Wholesalers -- Electrical Goods                             1.0
-------------------------------------------------------------------
Wireless Communications Services                            1.4
-------------------------------------------------------------------
Short-Term Investments                                      0.6
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Growth HLS Fund inception 4/30/2002
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/02 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                         GROWTH IA                  RUSSELL 1000 GROWTH INDEX
                                                                         ---------                  -------------------------
4/02                                                                       10000                              10000
                                                                            9774                               9758
                                                                            8954                               8855
                                                                            8406                               8368
                                                                            8559                               8393
                                                                            7939                               7523
                                                                            8722                               8213
                                                                            9204                               8659
12/02                                                                       8657                               8061
                                                                            8455                               7865
                                                                            8311                               7828
                                                                            8577                               7974
                                                                            9282                               8563
                                                                            9741                               8991
                                                                            9968                               9115
                                                                           10144                               9341
                                                                           10378                               9574
                                                                           10355                               9471
                                                                           11156                              10004
                                                                           11303                              10108
12/03                                                                      11497                              10458
                                                                           11878                              10671
                                                                           12023                              10739
                                                                           11987                              10540
                                                                           11833                              10417
                                                                           12331                              10612
                                                                           12596                              10744
                                                                           11624                              10137
                                                                           11335                              10087
                                                                           11838                              10183
                                                                           11953                              10342
                                                                           12400                              10697
12/04                                                                      12934                              11117
                                                                           12387                              10746
                                                                           12236                              10860
                                                                           11950                              10662
                                                                           11873                              10459
                                                                           12589                              10965
                                                                           12730                              10925
                                                                           12988                              11459
                                                                           12900                              11311
                                                                           13103                              11364
                                                                           12848                              11253
                                                                           13438                              11739
12/05                                                                      13537                              11702
                                                                           14002                              11907
                                                                           13689                              11888
                                                                           13850                              12064
                                                                           14194                              12047
                                                                           13197                              11639
                                                                           13154                              11593
                                                                           12776                              11372
                                                                           13139                              11727
                                                                           13455                              12049
                                                                           13745                              12473
                                                                           14146                              12721
12/06                                                                      14162                              12764

    --- GROWTH IA                              --- RUSSELL 1000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $14,162 ending value                       $12,764 ending value

RUSSELL 1000 GROWTH INDEX is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                      SINCE
                           1 YEAR   INCEPTION
--------------------------------------------------
Growth IA                  4.61%      7.73%
--------------------------------------------------
Growth IB                  4.35%      7.46%
--------------------------------------------------
Russell 1000 Growth Index  9.07%      5.36%
--------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW J. SHILLING, CFA                                            JOHN A. BOSELLI, CFA
Senior Vice President, Partner                                     Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of the Hartford Growth HLS Fund returned 4.61% for the twelve-month period ended December 31, 2006, underperforming its benchmark, the Russell 1000 Growth Index, which returned 9.07% for the same period. The Fund also underperformed the 6.31% return of the average fund in the Lipper VA Large Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Equity markets posted a strong return for the period. US large cap equities performed well (+15.46% as measured by the Russell 1000 Index) but continued to lag smaller companies as the small cap Russell 2000 rose 18.37%. Value stocks extended their lead over their growth oriented peers, with the broad market Russell 3000 Value finishing ahead of the Russell 3000 Growth by nearly thirteen percentage points. Every sector in the benchmark Russell 1000 Growth finished with positive returns, led by Utilities, Telecommunication Services and Materials. Health Care and Energy stocks lagged.

The Fund's underperformance was mainly due to poor stock selection. Stock selection focused predominately in the Technology, Health Care, and Consumer Staples sectors. Allocations to sectors, which are primarily a result of bottom-up stock selection, also had a negative impact, mostly due to an underweight (i.e. the Fund's sector position was less than the benchmark position) to outperforming Consumer Discretionary stocks and an overweight to lagging Health Care stocks.

The top three detractors on a relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) basis were Marvell Technology, Electronic Arts, and SanDisk. Global semiconductor company Marvell Technology declined on weak earnings and lowered guidance. We eliminated our position due to decelerating growth and lowered expectations in the disk drive business. We also eliminated our position in video game retailer Electronic Arts after video game stocks fell as consumers delayed purchases in anticipation of next generation console launches. Shares in flash storage device maker SanDisk fell as price declines in NAND flash memory raised concerns about an over-supplied market. We expect pricing declines to moderate, but we reduced the position to better reflect industry competition. Despite these changing dynamics, the company stands to benefit from innovation in cell phone features, which drives long-term memory growth.

Strong stock selection in the Industrials and Telecommunications Services sectors partially mitigated the impact of weaker selection elsewhere. The Fund also benefited from an overweight among high-returning Financials stocks. The best performing stock for the

--------------------------------------------------------------------------------

year on an absolute and relative basis was Network Appliance. Shares in the data management firm rose in conjunction with strong revenue growth and a broadening product lineup. Another strong relative and absolute contributor, Chicago Mercantile Exchange, continued to move up due to rising trading volumes and expansion of its electronic trading platform, Globex. Absolute performance in the Industrials sector was lifted by strong orders for Boeing's new 787 "Dreamliner" plane, which boosted the company's stock. Finally, relative performance benefited from not owning shares in Intel, a large benchmark position that fell during the year.

WHAT IS THE OUTLOOK?

Our focus is on bottom up research to identify stocks with attractive fundamentals and strong growth prospects. Based on stock-by-stock decisions, we have recently increased exposure to the Industrials sector, where the globalization of labor markets and strong, worldwide spending in infrastructure, aerospace, and power generation are driving industry revenues. We established a new position in Fluor to take advantage of these trends. Exposure to Financials also rose during the year via a new position in State Street Bank.

The largest reduction in weight during the year was in Health Care, where we eliminated Amgen and trimmed AstraZeneca, neutralizing our relative exposure to pharmaceutical stocks. We also maintain a significant underweight to consumer-related sectors, which we believe remain relatively unattractive.

At year-end our largest overweights relative to the Russell 1000 Growth Index were in the Financials and Industrials sectors, while the greatest underweights were among Consumer Discretionary and Consumer Staples stocks.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             4.2%
-------------------------------------------------------------------
Capital Goods                                               4.9
-------------------------------------------------------------------
Consumer Cyclical                                           1.8
-------------------------------------------------------------------
Consumer Staples                                            1.1
-------------------------------------------------------------------
Energy                                                      2.8
-------------------------------------------------------------------
Finance                                                    19.4
-------------------------------------------------------------------
Health Care                                                10.2
-------------------------------------------------------------------
Services                                                   18.0
-------------------------------------------------------------------
Technology                                                 31.8
-------------------------------------------------------------------
Transportation                                              3.7
-------------------------------------------------------------------
Utilities                                                   1.4
-------------------------------------------------------------------
Short-Term Investments                                      4.8
-------------------------------------------------------------------
Other Assets & Liabilities                                 (4.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Growth Opportunities HLS Fund inception 3/24/1987
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                  GROWTH OPPORTUNITIES IA           RUSSELL 3000 GROWTH INDEX
                                                                  -----------------------           -------------------------
12/96                                                                      10000                              10000
                                                                           10435                              10657
                                                                            9859                              10532
                                                                            9222                               9946
                                                                            9339                              10539
                                                                           10296                              11367
                                                                           10706                              11815
                                                                           11727                              12818
                                                                           11352                              12174
                                                                           11924                              12811
                                                                           11420                              12306
                                                                           11317                              12745
12/97                                                                      11242                              12874
                                                                           11094                              13205
                                                                           12018                              14214
                                                                           12608                              14784
                                                                           12672                              14978
                                                                           12371                              14491
                                                                           13021                              15312
                                                                           12387                              15106
                                                                           10136                              12739
                                                                           10933                              13741
                                                                           11457                              14815
                                                                           11888                              15944
12/98                                                                      13380                              17382
                                                                           13796                              18385
                                                                           12736                              17483
                                                                           13432                              18383
                                                                           13449                              18517
                                                                           13081                              17992
                                                                           14077                              19229
                                                                           14056                              18618
                                                                           14325                              18850
                                                                           14388                              18505
                                                                           15451                              19838
                                                                           17278                              20977
12/99                                                                      20761                              23262
                                                                           20490                              22233
                                                                           26505                              23622
                                                                           24053                              24958
                                                                           22014                              23675
                                                                           20679                              22422
                                                                           23832                              24201
                                                                           23094                              23118
                                                                           26244                              25233
                                                                           26276                              22922
                                                                           24006                              21783
                                                                           19450                              18523
12/00                                                                      21589                              18047
                                                                           21231                              19309
                                                                           18551                              16075
                                                                           16547                              14347
                                                                           18203                              16157
                                                                           18050                              15965
                                                                           18015                              15657
                                                                           17605                              15200
                                                                           16428                              13976
                                                                           13905                              12523
                                                                           14619                              13214
                                                                           16085                              14473
12/01                                                                      16655                              14505
                                                                           16496                              14231
                                                                           15521                              13618
                                                                           16338                              14136
                                                                           15553                              13041
                                                                           15358                              12693
                                                                           13657                              11525
                                                                           12326                              10813
                                                                           12042                              10843
                                                                           11090                               9739
                                                                           11880                              10607
                                                                           12964                              11213
12/02                                                                      12050                              10438
                                                                           11903                              10182
                                                                           11747                              10121
                                                                           12081                              10307
                                                                           13170                              11083
                                                                           14175                              11680
                                                                           14599                              11845
                                                                           14744                              12182
                                                                           15400                              12510
                                                                           15211                              12362
                                                                           16541                              13084
                                                                           17082                              13243
12/03                                                                      17326                              13670
                                                                           17865                              13982
                                                                           18132                              14063
                                                                           18291                              13827
                                                                           17753                              13624
                                                                           18431                              13880
                                                                           19002                              14075
                                                                           17434                              13240
                                                                           17204                              13158
                                                                           18127                              13330
                                                                           18430                              13547
                                                                           19322                              14070
12/04                                                                      20304                              14617
                                                                           19611                              14115
                                                                           19450                              14269
                                                                           19094                              13985
                                                                           18614                              13666
                                                                           19797                              14352
                                                                           20561                              14342
                                                                           21747                              15069
                                                                           21856                              14873
                                                                           22351                              14946
                                                                           21932                              14765
                                                                           22937                              15419
12/05                                                                      23615                              15373
                                                                           25176                              15749
                                                                           24833                              15718
                                                                           25303                              15999
                                                                           25734                              15975
                                                                           24301                              15378
                                                                           23963                              15323
                                                                           23260                              14988
                                                                           23821                              15453
                                                                           24266                              15851
                                                                           25027                              16447
                                                                           26213                              16779
12/06                                                                      26461                              16827

    --- GROWTH OPPORTUNITIES IA                --- RUSSELL 3000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $26,461 ending value                       $16,827 ending value

RUSSELL 3000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 12/31/06)

                           1 YEAR  5 YEAR  10 YEAR
-------------------------------------------------------
Growth Opportunities IA    12.05%   9.70%   10.22%
-------------------------------------------------------
Growth Opportunities
  IB(2)                    11.79%   9.43%    9.95%
-------------------------------------------------------
Russell 3000 Growth Index   9.46%   3.01%    5.34%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

MICHAEL T. CARMEN, CFA                                          MARIO E. ABULARACH, CFA
Senior Vice President,                                          Vice President and Equity
Partner                                                         Research Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Growth Opportunities HLS Fund returned 12.05% for the twelve-month period ended December 31, 2006, outperforming its benchmark, the Russell 3000 Growth Index, which returned 9.46% for the same period. The Fund also outperformed the 7.70% return of the average fund in the Lipper VA Multi-Cap Growth VA-UF peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

As measured by the Russell 3000 Growth Index, equity markets ended higher for the fourth fiscal year in a row. Three of the last four quarters were positive, with the April -to- July period showing the only significant decline as investors moved away from stocks in favor of less risky assets. Every sector in the benchmark posted positive returns for the period, led by a disparate group of sectors: Utilities, Telecommunication Services, and Materials. The laggards were Health Care, Energy, and Information Technology. These positive returns took place against a backdrop of a weakening housing market, declining energy prices, and continued turmoil in Iraq. In addition, small cap stocks continued to dominate large and mid cap stocks. The Russell 2000 Small Cap Index returned 18.37%, compared to the S&P 500 Large Cap Index return of 15.78% and the S&P 400 MidCap Index return of 10.32%.

The Fund outperformed by maintaining its focus on stock selection. Selection within the Information Technology and Heath Care sectors contributed most to relative (i.e. performance of the Fund as measured against the benchmark) performance. Network Appliance (Information Technology), Redback Networks (Information Technology), and Digene (Health Care) were among the top contributors to relative and absolute (i.e. total return) performance. Network Appliance benefited as sales of the company's mid-range storage solution, FAS3000, remained strong. Redback Networks, a manufacturer of advanced telecommunications networking equipment, advanced on a takeover offer from Ericsson. Diagnostic test provider Digene rose on strong sales of its test to detect HPV, a virus that is a known causative agent in cervical cancer. Non-benchmark holding Melco International (Capital Goods) contributed most on a relative basis. The Hong Kong-based conglomerate was up on news of a deal that would positively impact the company's plans to open its first casino in Macau. We sold our positions in Redback Networks and Melco International during the period and continue to own Network Appliance and Digene.

The Fund's results in Financials and Consumer Discretionary stocks detracted from relative performance. In the Consumer Discretionary sector, shares of satellite radio providers XM Satellite and Sirius declined on concerns of rising subscriber acquisition costs. We eliminated our positions in the stocks. Other significant

--------------------------------------------------------------------------------

detractors from relative and absolute performance included Marvell Technology (Information Technology), St. Jude Medical (Health Care) and Cree (Information Technology). Weakness in the disk drive industry led to an earnings miss at Marvell, while St. Jude Medical fell on overall weakness in the implantable cardiac defibrillator market. Cree, a semiconductor product manufacturer, fell after management issued a profit warning reflecting weak light-emitting diode
(LED) sales, unfavorable LED mix shifts, and margin erosion from production problems. We eliminated Marvell and Cree and continue to hold St. Jude Medical. Cisco Systems (Information Technology) also detracted from relative performance as we did not own the stock in the second half of the year when the company's shares rebounded. Finally, the Fund's slight underweight to Energy also hurt benchmark-relative performance.

WHAT IS YOUR OUTLOOK?

We maintain our expectations for stable, albeit moderate global growth over the coming years. We expect a slowdown in economic activity and easing inflationary pressures that should keep the global central banks on "hold" over the next year.

We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. Currently our largest exposure is to Information Technology, followed by Health Care and Industrials. We would note that we have reduced our exposure to the Energy sector, reflecting our recognition that our bullish energy view has become more conservative. Our lowest weights are in the Utilities, Telecommunication Services and Consumer Staples sectors.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.6%
-------------------------------------------------------------------
Capital Goods                                               2.7
-------------------------------------------------------------------
Consumer Cyclical                                           8.9
-------------------------------------------------------------------
Consumer Staples                                            2.2
-------------------------------------------------------------------
Energy                                                      1.9
-------------------------------------------------------------------
Finance                                                     8.5
-------------------------------------------------------------------
Health Care                                                18.2
-------------------------------------------------------------------
Services                                                   12.3
-------------------------------------------------------------------
Technology                                                 30.4
-------------------------------------------------------------------
Transportation                                              1.0
-------------------------------------------------------------------
Utilities                                                   2.6
-------------------------------------------------------------------
Short-Term Investments                                     11.9
-------------------------------------------------------------------
Other Assets & Liabilities                                 (8.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford High Yield HLS Fund inception 9/30/1998
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 9/30/98 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                    LEHMAN BROTHERS HIGH YIELD
                                                                       HIGH YIELD IA                     CORPORATE INDEX
                                                                       -------------                --------------------------
9/98                                                                       10000                              10000
                                                                            9992                               9795
                                                                           10340                              10202
12/98                                                                      10368                              10213
                                                                           10528                              10364
                                                                           10531                              10303
                                                                           10695                              10402
                                                                           10898                              10603
                                                                           10693                              10460
                                                                           10703                              10437
                                                                           10696                              10479
                                                                           10620                              10363
                                                                           10599                              10289
                                                                           10660                              10221
                                                                           10797                              10341
12/99                                                                      10856                              10457
                                                                           10758                              10412
                                                                           10730                              10431
                                                                           10637                              10212
                                                                           10674                              10229
                                                                           10576                              10123
                                                                           10840                              10330
                                                                           10960                              10408
                                                                           11113                              10479
                                                                           11067                              10388
                                                                           10867                              10056
                                                                           10596                               9657
12/00                                                                      10968                               9844
                                                                           11691                              10581
                                                                           11742                              10722
                                                                           11489                              10469
                                                                           11337                              10339
                                                                           11419                              10525
                                                                           11018                              10230
                                                                           11198                              10381
                                                                           11300                              10503
                                                                           10592                               9797
                                                                           11030                              10039
                                                                           11378                              10406
12/01                                                                      11263                              10363
                                                                           11156                              10436
                                                                           10818                              10290
                                                                           10905                              10538
                                                                           11061                              10706
                                                                           10993                              10647
                                                                           10409                               9862
                                                                            9928                               9431
                                                                           10053                               9700
                                                                            9791                               9573
                                                                            9822                               9489
                                                                           10385                              10077
12/02                                                                      10487                              10218
                                                                           10764                              10558
                                                                           10952                              10688
                                                                           11148                              10995
                                                                           11687                              11647
                                                                           11860                              11768
                                                                           12077                              12106
                                                                           11790                              11973
                                                                           11936                              12111
                                                                           12267                              12442
                                                                           12474                              12693
                                                                           12632                              12886
12/03                                                                      12919                              13177
                                                                           13061                              13429
                                                                           13025                              13395
                                                                           13070                              13486
                                                                           12904                              13394
                                                                           12669                              13168
                                                                           12831                              13356
                                                                           13009                              13538
                                                                           13227                              13803
                                                                           13411                              14004
                                                                           13668                              14257
                                                                           13738                              14429
12/04                                                                      13875                              14644
                                                                           13815                              14625
                                                                           14028                              14840
                                                                           13571                              14408
                                                                           13464                              14268
                                                                           13717                              14521
                                                                           13914                              14806
                                                                           14093                              15065
                                                                           14114                              15094
                                                                           13966                              14943
                                                                           13857                              14839
                                                                           14022                              14916
12/05                                                                      14170                              15045
                                                                           14331                              15285
                                                                           14436                              15387
                                                                           14530                              15479
                                                                           14633                              15574
                                                                           14629                              15572
                                                                           14561                              15517
                                                                           14692                              15669
                                                                           14927                              15923
                                                                           15099                              16149
                                                                           15331                              16369
                                                                           15562                              16644
12/06                                                                      15753                              16827

    --- HIGH YIELD IA                          --- LEHMAN BROTHERS HIGH YIELD CORPORATE
        $10,000 starting value                     INDEX
        $15,753 ending value                       $10,000 starting value
                                                   $16,827 ending value

LEHMAN BROTHERS HIGH YIELD CORPORATE INDEX is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                                   SINCE
                             1 YEAR    5 YEAR    INCEPTION
---------------------------------------------------------------
High Yield IA                11.17%     6.94%      5.66%
---------------------------------------------------------------
High Yield IB                10.89%     6.67%      5.42%
---------------------------------------------------------------
Lehman Brothers High
  Yield Corporate Index      11.85%    10.18%      6.50%
---------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

MARK NILAND, CFA                                       NASRI TOUTOUNGI                 JAMES SERHANT
Executive Vice President                               Managing Director               Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA Shares of the Hartford High Yield HLS Fund returned 11.17% for the year, underperforming its benchmark, the Lehman Brothers High Yield Corporate Index, which returned 11.85%. The Fund outpaced the 9.89% average return of the Lipper VA High Yield Funds category, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The primary drivers of Fund performance during the year ended December 31, 2006 were security selection and sector allocation. Security selection added to performance while sector allocation detracted.

From the sector perspective, the main challenge we faced was our underweight (i.e. the Fund's sector position was less than the benchmark position) in the Automobile sector, which outperformed the market significantly. Though the Fund had more than 9% allocated to this sector at year end -- more than many peers and up to a level we deemed prudent given the high degree of correlation within the industry -- this was underweight the benchmark's 13.57% allocation. Many automotive companies performed well, especially GM, Ford Motor Company and their finance subsidiaries, as bankruptcy fears faded with each company taking major steps in restructuring their operations. In the Media Cable sector, the Fund benefited from both sector allocation and security selection outperformance, as Charter Communications was a strong performer. Security selection also boosted performance in the Wireline sector, specifically Citizens Communications and Qwest Communications. Outperformance derived from security selection came from many other sectors, including Electric, Food and Beverage, and Healthcare.

At the end of June, the Fund's investment guidelines eased with respect to restrictions on allocations to CCC-rated securities, increasing the amount allowed to 25% from 10% of the portfolio. The narrower restriction had hindered performance during the first half of the year, as CCC-rated securities performed well in the low default environment the market experienced. By year end, our analysts had identified additional attractive opportunities and we increased these securities to 16% of the portfolio.

WHAT IS YOUR OUTLOOK?

As we begin 2007, our main concern regarding the high yield market is current valuation levels. The narrowing of credit risk premiums paid to investors generated meaningful price appreciation in 2006. However, this has the effect of reducing the income component investors will receive going forward. In addition, the prospect for further price appreciation on top of last year's performance is somewhat limited given the relatively tight levels of risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond).

--------------------------------------------------------------------------------

Mitigating these concerns is the fact that valuations do reflect the strong fundamental backdrop the high yield market currently enjoys. Earnings and cash flow generating capabilities remain quite strong, and equity market behavior and private equity transactions are indicating that asset values are generally sufficient to cover the debt being placed on many companies' balance sheets. As a result, credit default experience is expected to remain below historical averages. We will remain keenly focused on the prospect that the fundamental picture remains relatively strong and sustainable, in a soft landing type of context. To the extent that indications emerge that the economic backdrop either slows down or accelerates to the point that the Federal Reserve begins to aggressively tighten monetary policy, we will then have to revisit our "soft-landing" economic assumptions and the implications for our asset class.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            12.1%
-------------------------------------------------------------------
Capital Goods                                               1.7
-------------------------------------------------------------------
Consumer Cyclical                                          13.9
-------------------------------------------------------------------
Consumer Staples                                            2.5
-------------------------------------------------------------------
Energy                                                      3.7
-------------------------------------------------------------------
Finance                                                    13.8
-------------------------------------------------------------------
Health Care                                                 5.6
-------------------------------------------------------------------
Services                                                   18.9
-------------------------------------------------------------------
Technology                                                 19.5
-------------------------------------------------------------------
Transportation                                              1.3
-------------------------------------------------------------------
Utilities                                                   6.1
-------------------------------------------------------------------
Short-Term Investments                                     21.8
-------------------------------------------------------------------
Other Assets & Liabilities                                (20.9)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY CREDIT QUALITY
as of December 31, 2006

                                                      PERCENTAGE OF
                                                        LONG-TERM
CREDIT QUALITY                                          HOLDINGS
-------------------------------------------------------------------
AAA                                                         0.3%
-------------------------------------------------------------------
BB                                                         18.4
-------------------------------------------------------------------
B                                                          61.4
-------------------------------------------------------------------
CCC                                                        19.3
-------------------------------------------------------------------
NR                                                          0.6
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Index HLS Fund inception 5/1/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          INDEX IA                        S&P 500 INDEX
                                                                          --------                        -------------
12/96                                                                      10000                              10000
                                                                           10615                              10624
                                                                           10695                              10708
                                                                           10246                              10269
                                                                           10857                              10881
                                                                           11516                              11543
                                                                           12022                              12060
                                                                           12973                              13019
                                                                           12243                              12290
                                                                           12909                              12963
                                                                           12474                              12531
                                                                           13041                              13110
12/97                                                                      13261                              13335
                                                                           13404                              13482
                                                                           14364                              14454
                                                                           15093                              15194
                                                                           15241                              15347
                                                                           14970                              15083
                                                                           15577                              15695
                                                                           15405                              15529
                                                                           13172                              13283
                                                                           14014                              14135
                                                                           15148                              15284
                                                                           16056                              16210
12/98                                                                      16982                              17143
                                                                           17680                              17860
                                                                           17124                              17305
                                                                           17803                              17997
                                                                           18482                              18694
                                                                           18034                              18253
                                                                           19035                              19266
                                                                           18431                              18665
                                                                           18338                              18572
                                                                           17832                              18062
                                                                           18951                              19205
                                                                           19329                              19595
12/99                                                                      20461                              20750
                                                                           19427                              19707
                                                                           19052                              19335
                                                                           20902                              21225
                                                                           20267                              20586
                                                                           19843                              20164
                                                                           20326                              20661
                                                                           20001                              20338
                                                                           21235                              21601
                                                                           20108                              20461
                                                                           20016                              20374
                                                                           18433                              18769
12/00                                                                      18518                              18861
                                                                           19166                              19530
                                                                           17412                              17750
                                                                           16304                              16626
                                                                           17564                              17916
                                                                           17674                              18036
                                                                           17236                              17598
                                                                           17060                              17425
                                                                           15986                              16335
                                                                           14683                              15017
                                                                           14960                              15303
                                                                           16102                              16477
12/01                                                                      16237                              16622
                                                                           15992                              16380
                                                                           15678                              16064
                                                                           16263                              16668
                                                                           15271                              15658
                                                                           15150                              15543
                                                                           14069                              14436
                                                                           12967                              13312
                                                                           13047                              13398
                                                                           11625                              11943
                                                                           12646                              12993
                                                                           13383                              13757
12/02                                                                      12592                              12949
                                                                           12258                              12611
                                                                           12070                              12422
                                                                           12183                              12543
                                                                           13188                              13575
                                                                           13875                              14290
                                                                           14045                              14472
                                                                           14288                              14728
                                                                           14560                              15014
                                                                           14400                              14855
                                                                           15209                              15695
                                                                           15337                              15833
12/03                                                                      16135                              16662
                                                                           16423                              16968
                                                                           16647                              17204
                                                                           16390                              16945
                                                                           16128                              16679
                                                                           16341                              16907
                                                                           16649                              17236
                                                                           16096                              16666
                                                                           16158                              16732
                                                                           16326                              16914
                                                                           16570                              17172
                                                                           17233                              17867
12/04                                                                      17812                              18474
                                                                           17373                              18024
                                                                           17730                              18403
                                                                           17413                              18078
                                                                           17073                              17735
                                                                           17613                              18299
                                                                           17633                              18325
                                                                           18281                              19006
                                                                           18111                              18833
                                                                           18251                              18985
                                                                           17940                              18669
                                                                           18611                              19374
12/05                                                                      18614                              19381
                                                                           19106                              19894
                                                                           19152                              19948
                                                                           19387                              20196
                                                                           19639                              20467
                                                                           19069                              19879
                                                                           19091                              19905
                                                                           19204                              20028
                                                                           19657                              20504
                                                                           20159                              21032
                                                                           20809                              21716
                                                                           21201                              22129
12/06                                                                      21491                              22439

    --- INDEX IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $21,491 ending value                       $22,439 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                          1 YEAR  5 YEAR  10 YEAR
------------------------------------------------------
Index IA                  15.46%   5.77%    7.95%
------------------------------------------------------
Index IB(3)               15.17%   5.51%    7.70%
------------------------------------------------------
S&P 500 Index             15.78%   6.19%    8.42%
------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

DEANE GYLLENHAAL
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of the Hartford Index HLS Fund returned 15.46% on a net basis for the year, underperforming its benchmark, the S&P 500 Index, which returned 15.78%. The Fund outperformed the 15.35% return of the average fund in the Lipper VA S&P 500 Index Objective Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Although economic data was mixed during the last quarter of 2006, the U.S. economy appeared to be growing at a healthy pace. By year end, many were forecasting that fourth quarter gross domestic product (GDP) growth would ultimately be at or above the third-quarter growth rate of 2.2%. These expectations were fueled by stronger-than-expected manufacturing, housing, and consumer confidence reports released in the last week of December, which also served to temper ongoing speculation that weakness in the housing and auto sectors would exert a considerable drag on the economy and perhaps lead to an ease in monetary policy by the Federal Open Market Committee (the "Fed"). Although the Fed maintained its target federal funds rate at 5.25% for the second consecutive quarter, it continued to reiterate that although inflation pressures had subsided somewhat, the rate of core inflation still remained outside their comfort zone and any future actions regarding interest rates would rely heavily on economic data.

The broad domestic stock market, as measured by the S&P 500 Index, increased for the fourth consecutive year since the end of the bear market in 2002, returning 15.78% during 2006. The largest individual contributors to the benchmark's performance were Exxon and Cisco Systems. Driven by the rise in oil prices, Exxon returned 39.1%, which comprised 3.3% of the benchmark and added 1.2% to the overall benchmark return. Cisco Systems returned 59.6%, was 1.1% of the benchmark, and contributed 0.6% for the year. The two biggest detractors to the benchmark's performance were Intel and Yahoo. Intel dropped 17.2% dragging overall performance by 0.3%. Yahoo, the internet giant, lost 34.8% for the year, detracting 0.2%.

By design, the Fund is managed to mimic the performance of the S&P 500 Index. Due to this approach, the Fund is expected to perform in line with the Index. The Fund may engage in futures trading to more efficiently maintain exposure to the Index and also to offset brokerage commissions. This period these results were insignificant. Early in the year, corporate action decisions had a positive impact upon the Fund. The largest corporate action contribution came from the Jefferson-Pilot/Lincoln National Corp. deal. The S&P 500 Index reflected Lincoln National Corp.'s

--------------------------------------------------------------------------------

acquisition of Jefferson-Pilot by removing Jefferson-Pilot from the Index at its closing price on its last day of trading. Rather than selling the stock, the Fund received a mix of stock and cash because it was a better value.

WHAT IS YOUR OUTLOOK?

Economic data continues to deliver mixed messages about the direction of the U.S. economy. Employment and consumer spending data has been positive, helping to offset some of the weakness seen in other sectors of the market. While there are signs of improvement in the housing sector, the market will continue to be highly sensitive to future housing data. Although some economists are forecasting monetary easing, the Fed continues to acknowledge the potential for inflation risks that may justify additional rate hikes. We believe current market pricing reflects an overly pessimistic view about the underlying strength of the economy and, while economic fundamentals warrant higher interest rates, monetary policy is likely to remain steady through the first quarter of 2007.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.1%
-------------------------------------------------------------------
Capital Goods                                               4.4
-------------------------------------------------------------------
Consumer Cyclical                                           9.0
-------------------------------------------------------------------
Consumer Staples                                            5.5
-------------------------------------------------------------------
Energy                                                      9.3
-------------------------------------------------------------------
Finance                                                    23.6
-------------------------------------------------------------------
Health Care                                                10.4
-------------------------------------------------------------------
Services                                                    6.9
-------------------------------------------------------------------
Technology                                                 22.2
-------------------------------------------------------------------
Transportation                                              1.3
-------------------------------------------------------------------
Utilities                                                   3.5
-------------------------------------------------------------------
Short-Term Investments                                      7.6
-------------------------------------------------------------------
Other Assets & Liabilities                                 (6.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Capital Appreciation HLS Fund inception 4/30/2001 (subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                  INTERNATIONAL CAPITAL
                                                     APPRECIATION IA             MSCI EAFE INDEX         MSCI EAFE GROWTH INDEX
                                                  ---------------------          ---------------         ----------------------
4/01                                                      10000                       10000                       10000
                                                           9406                        9655                        9601
                                                           8978                        9264                        9137
                                                           8834                        9096                        8915
                                                           8353                        8868                        8509
                                                           7351                        7971                        7706
                                                           7710                        8175                        8013
                                                           8359                        8477                        8425
12/01                                                      8602                        8528                        8474
                                                           8253                        8076                        8017
                                                           8394                        8133                        8125
                                                           8844                        8616                        8477
                                                           8727                        8639                        8488
                                                           8822                        8756                        8512
                                                           8407                        8411                        8295
                                                           7654                        7582                        7411
                                                           7563                        7566                        7355
                                                           6678                        6756                        6716
                                                           7229                        7120                        7097
                                                           7823                        7443                        7306
12/02                                                      7121                        7194                        7138
                                                           7201                        6894                        6785
                                                           7062                        6736                        6639
                                                           6860                        6609                        6575
                                                           7675                        7265                        7151
                                                           8344                        7711                        7527
                                                           8574                        7902                        7661
                                                           8864                        8095                        7762
                                                           9242                        8292                        7905
                                                           9272                        8549                        8174
                                                          10059                        9082                        8645
                                                          10185                        9286                        8848
12/03                                                     10755                       10011                        9457
                                                          11205                       10154                        9642
                                                          11730                       10390                        9826
                                                          12017                       10452                        9837
                                                          11437                       10225                        9600
                                                          11647                       10256                        9583
                                                          12028                       10498                        9714
                                                          11179                       10159                        9320
                                                          11212                       10206                        9331
                                                          11812                       10474                        9563
                                                          12313                       10832                        9883
                                                          13010                       11575                       10567
12/04                                                     13413                       12084                       11015
                                                          12977                       11863                       10762
                                                          12846                       12378                       11195
                                                          12355                       12072                       10925
                                                          12249                       11802                       10723
                                                          12373                       11820                       10764
                                                          12429                       11981                       10853
                                                          12885                       12349                       11184
                                                          13262                       12665                       11507
                                                          13550                       13232                       11993
                                                          12993                       12846                       11666
                                                          13455                       13164                       11888
12/05                                                     14239                       13777                       12517
                                                          15344                       14624                       13289
                                                          15119                       14594                       13140
                                                          15582                       15082                       13655
                                                          16339                       15814                       14282
                                                          15490                       15219                       13692
                                                          15337                       15225                       13712
                                                          15259                       15377                       13777
                                                          15673                       15804                       14111
                                                          15779                       15832                       14034
                                                          16349                       16449                       14513
                                                          17170                       16945                       14938
12/06                                                     17668                       17478                       15358

    --- INTERNATIONAL CAPITAL   --- MSCI EAFE GROWTH INDEX   -- MSCI EAFE
        APPRECIATION IA             $10,000 starting value       INDEX
        $10,000 starting value      $15,358 ending value         $10,000 starting value
        $17,668 ending value                                     $17,478 ending value

MSCI EAFE GROWTH INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada of growth securities with the MSCI EAFE Index.

MSCI EAFE INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

The Fund has changed its benchmark from the MSCI EAFE Index to the MSCI EAFE Growth Index because the Fund's investment manager believes that the MSCI EAFE Growth Index is better suited to the investment strategy of the Fund.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                           SINCE
                       1 YEAR   5 YEAR   INCEPTION
-------------------------------------------------------
International Capital
  Appreciation IA      24.08%   15.48%    10.55%
-------------------------------------------------------
International Capital
  Appreciation IB      23.77%   15.20%    10.29%
-------------------------------------------------------
MSCI EAFE Growth
  Index                22.69%   12.63%     7.85%
-------------------------------------------------------
MSCI EAFE Index        26.86%   15.43%    10.34%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW S. OFFIT, CPA        JEAN-MARC BERTEAUX          MATTHEW D. HUDSON, CFA
Senior Vice President,      Vice President              Vice President
Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of the Hartford International Capital Appreciation HLS Fund returned 24.08% for the twelve-month period ended December 31, 2006, outperforming the benchmark, the MSCI EAFE Growth Index, which returned 22.69% for the same period. The Fund underperformed the 24.61% return of the average fund in the Lipper VA International Growth Funds peer group, a group of funds with investment strategies similar to those of the fund.

WHY DID THE FUND PERFORM THIS WAY?

International equities advanced during the twelve-month period, led by Utilities, Telecommunication Services, and Consumer Staples stocks. While all sectors within the MSCI EAFE Growth Index advanced, Information Technology and Health Care stocks were among the weakest performing areas of the market. The Fund's overweight (i.e. the Fund's sector position was more than the benchmark position) allocations to traditional growth sectors such as Information Technology and underweight allocations to more defensive sectors created a headwind for the Fund during the past twelve months. However, strong stock selection more than offset the impact of sector allocation.

The Fund's outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark reflected strong stock selection, primarily within Financials, Information Technology and Industrials. Within Financials, London Stock Exchange benefited from strong earnings growth due to robust trading volumes. Within Industrials, Vallourec, a French maker of seamless steel tubes used in the oil and gas industries, benefited from the tight supply environment that afforded the company better pricing. Leading manufacturer and provider of mobile communications devices Research In Motion (Information Technology) reported better-than-expected subscriber growth for its Blackberry email service. Video game console and software maker Nintendo (Information Technology) successfully launched extremely popular Wii game consoles this holiday season. The company also benefited from solid earnings growth coming from robust sales of its touch-screen dual screen (DS) portable game player. Veolia Environment (Utilities) was another top contributor to performance. The world's largest water management company benefited from an upsurge in global demand for clean water, pollution control, and energy saving resources, particularly in China.

--------------------------------------------------------------------------------

Partially offsetting these results was weaker stock selection in other areas, particularly in the Consumer Discretionary sector. Within Consumer Discretionary, Rakuten and SES Global were the greatest detractors from relative performance. Rakuten was negatively impacted by volatility in Japanese internet stocks but did not have any fundamental disappointments, thus we continued to hold the stock as of the end of the period. We eliminated SES Global, Europe's largest satellite operator. The Fund's performance was also hurt by Norwegian oil and gas company Statoil, which reported lower-than-expected quarterly profits and reduced guidance for full-year production volumes, and NAND flash memory and flat panel component maker Samsung Electronics which was hurt by fears of a consumer recession. Our view remains positive and we continue to hold Samsung given the growth in the diversified array of devices requiring memory chips and reducing cyclicality within the technology industry.

WHAT IS THE OUTLOOK?

We continue to pick stocks one at a time, focusing on fundamental bottom-up research. As a result of our bottom-up research and stock analysis at the end of the year the largest overweight allocations relative to the MSCI EAFE Growth Index were to the Information Technology and Consumer Staples sectors. Within Information Technology, we continue to like mobile communications equipment makers and companies leveraged to product upgrade cycles. The largest underweights were to Health Care and Industrials stocks. We increased our underweight to Health Care following the elimination of several pharmaceutical companies due to development delays in key pipeline drugs.

DIVERSIFICATION BY COUNTRY
as of December 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   1.5%
-------------------------------------------------------------------
Austria                                                     1.3
-------------------------------------------------------------------
Belgium                                                     1.3
-------------------------------------------------------------------
Brazil                                                      1.1
-------------------------------------------------------------------
Canada                                                      7.1
-------------------------------------------------------------------
China                                                       0.4
-------------------------------------------------------------------

-------------------------------------------------------------------
                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
Denmark                                                     0.5
-------------------------------------------------------------------
Finland                                                     1.0
-------------------------------------------------------------------
France                                                      9.6
-------------------------------------------------------------------
Germany                                                     6.7
-------------------------------------------------------------------
Hong Kong                                                   1.4
-------------------------------------------------------------------
Ireland                                                     2.5
-------------------------------------------------------------------
Japan                                                      19.4
-------------------------------------------------------------------
Mexico                                                      3.0
-------------------------------------------------------------------
Netherlands                                                 5.5
-------------------------------------------------------------------
Norway                                                      0.7
-------------------------------------------------------------------
Russia                                                      1.0
-------------------------------------------------------------------
South Korea                                                 1.0
-------------------------------------------------------------------
Sweden                                                      1.5
-------------------------------------------------------------------
Switzerland                                                 9.8
-------------------------------------------------------------------
Taiwan                                                      1.8
-------------------------------------------------------------------
United Kingdom                                             18.0
-------------------------------------------------------------------
Short-Term Investments                                      7.0
-------------------------------------------------------------------
Other Assets & Liabilities                                 (3.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            11.6%
-------------------------------------------------------------------
Capital Goods                                               2.6
-------------------------------------------------------------------
Consumer Cyclical                                          12.5
-------------------------------------------------------------------
Consumer Staples                                            9.9
-------------------------------------------------------------------
Energy                                                      1.0
-------------------------------------------------------------------
Finance                                                    18.3
-------------------------------------------------------------------
Health Care                                                 7.2
-------------------------------------------------------------------
Services                                                    3.0
-------------------------------------------------------------------
Technology                                                 25.0
-------------------------------------------------------------------
Transportation                                              2.1
-------------------------------------------------------------------
Utilities                                                   2.9
-------------------------------------------------------------------
Short-Term Investments                                      7.0
-------------------------------------------------------------------
Other Assets & Liabilities                                 (3.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Opportunities HLS Fund inception 7/2/1990
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   INTERNATIONAL OPP. IA          MSCI AC WORLD FREE EX US INDEX
                                                                   ---------------------          ------------------------------
12/96                                                                      10000                              10000
                                                                            9899                               9816
                                                                            9942                               9996
                                                                            9951                               9975
                                                                            9889                              10059
                                                                           10538                              10681
                                                                           11027                              11270
                                                                           11353                              11498
                                                                           10519                              10594
                                                                           11092                              11167
                                                                           10253                              10216
                                                                           10091                              10088
12/97                                                                      10034                              10204
                                                                           10151                              10510
                                                                           10837                              11211
                                                                           11353                              11598
                                                                           11615                              11681
                                                                           11693                              11469
                                                                           11713                              11426
                                                                           11836                              11535
                                                                           10112                               9908
                                                                            9724                               9699
                                                                           10436                              10715
                                                                           11042                              11291
12/98                                                                      11355                              11680
                                                                           11682                              11667
                                                                           11401                              11406
                                                                           12052                              11957
                                                                           12512                              12555
                                                                           11994                              11965
                                                                           12581                              12515
                                                                           12903                              12808
                                                                           12922                              12853
                                                                           12999                              12940
                                                                           13434                              13421
                                                                           14204                              13958
12/99                                                                      15880                              15289
                                                                           14988                              14460
                                                                           16076                              14850
                                                                           15930                              15409
                                                                           15051                              14549
                                                                           14420                              14177
                                                                           14982                              14780
                                                                           14520                              14197
                                                                           14717                              14373
                                                                           13954                              13575
                                                                           13285                              13144
                                                                           12686                              12554
12/00                                                                      13164                              12983
                                                                           13243                              13178
                                                                           12182                              12134
                                                                           11316                              11277
                                                                           12163                              12044
                                                                           11692                              11711
                                                                           11320                              11262
                                                                           11072                              11011
                                                                           10765                              10738
                                                                            9629                               9599
                                                                            9885                               9868
                                                                           10473                              10319
12/01                                                                      10698                              10452
                                                                           10219                              10004
                                                                           10250                              10076
                                                                           10821                              10665
                                                                           10771                              10693
                                                                           10902                              10809
                                                                           10424                              10342
                                                                            9365                               9334
                                                                            9257                               9335
                                                                            8161                               8345
                                                                            8767                               8793
                                                                            9179                               9215
12/02                                                                       8780                               8918
                                                                            8394                               8605
                                                                            8152                               8430
                                                                            7986                               8267
                                                                            8719                               9063
                                                                            9221                               9641
                                                                            9371                               9908
                                                                            9644                              10171
                                                                            9999                              10474
                                                                           10083                              10768
                                                                           10686                              11466
                                                                           10906                              11716
12/03                                                                      11686                              12610
                                                                           11833                              12813
                                                                           12111                              13138
                                                                           12195                              13219
                                                                           11864                              12808
                                                                           11948                              12837
                                                                           12248                              13127
                                                                           11692                              12745
                                                                           11711                              12847
                                                                           12064                              13260
                                                                           12515                              13721
                                                                           13284                              14673
12/04                                                                      13799                              15303
                                                                           13558                              15040
                                                                           13955                              15782
                                                                           13630                              15354
                                                                           13388                              14975
                                                                           13458                              15069
                                                                           13725                              15352
                                                                           14402                              15919
                                                                           14792                              16326
                                                                           15321                              17168
                                                                           14715                              16543
                                                                           15030                              17100
12/05                                                                      15816                              17922
                                                                           16936                              19172
                                                                           16627                              19117
                                                                           17190                              19672
                                                                           18156                              20686
                                                                           17357                              19732
                                                                           17285                              19713
                                                                           17346                              19914
                                                                           17794                              20479
                                                                           17621                              20492
                                                                           18298                              21327
                                                                           19002                              22101
12/06                                                                      19684                              22790

    --- INTERNATIONAL OPPORTUNITIES IA        --- MSCI AC WORLD EX US INDEX
        $10,000 starting value                    $10,000 starting value
        $19,684 ending value                      $22,790 ending value

MSCI AC WORLD EX U.S. INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                 1 YEAR  5 YEAR  10 YEAR
-------------------------------------------------------------
International Opportunities IA   24.46%  12.97%    7.01%
-------------------------------------------------------------
International Opportunities
 IB(3)                           24.15%  12.69%    6.77%
-------------------------------------------------------------
MSCI AC World ex US Index        27.16%  16.87%    8.59%
-------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

NICOLAS M. CHOUMENKOVITCH
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of the Hartford International Opportunities HLS Fund returned 24.46% for the twelve-month period ended December 31, 2006, underperforming its benchmark, the MSCI All Country World ex US Index, which returned 27.16% for the same period. However, the Fund outperformed the 24.35% return of the average fund in the Lipper VA International Large Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

International equity markets advanced in 2006 as corporate earnings growth remained strong. Every sector in the benchmark rose in US dollar terms, led by Utilities, Materials, and Telecommunication Services. Even the laggards in this market posted attractive absolute (i.e. total return) returns. Technology stocks, Health Care stocks and Energy stocks gained between twelve and twenty percent.

The Fund's underperformance versus its benchmark reflected the cross currents of positive overall stock selection offset by negative sector allocation results. In particular, performance suffered as a result of the Fund's underweights (i.e. the Fund's sector position was less than the benchmark position) in the high-performing Utilities and Telecommunication sectors and an overweight in lagging Health Care stocks.

Stock selection was strongest in the Materials, Financial, Technology and Health Care sectors. New to the Fund in 2006, Xstrata (Materials) was the top contributing stock to both relative (i.e. performance of the Fund as measured against the benchmark) and absolute performance during the year. The value of coal assets amid rising energy prices was finally recognized in the market, boosting the company's stock price. Other top contributors in the Materials sector included CVRD and Inco, mining companies that announced plans to merge during the year. In the Financials sector, shares in Hong Kong Exchanges had strong performance during the beginning of the year driven by higher trading fees. Although market volumes are down, the company remains a proxy for growth in China. Other positive contributors to relative and absolute returns included Electricite de France, a French Utility, and Banco Bilbao Vizcaya, a Spanish commercial bank.

Key detractors from relative and absolute performance included Seven & I (Consumer Staples), Matsui Securities (Financials), and Rakuten (Consumer Discretionary). Seven & I, operator of Denny's and Seven Eleven stores in Japan, and consumer financial company Matsui Securities suffered a downdraft along with other

--------------------------------------------------------------------------------

Japanese consumer related stocks on concerns that the economy is not recovering as quickly as hoped. Rakuten's stock price fell as a temporary rise in the costs necessary to grow a healthy sales base of this Japanese internet retailer disappointed investors. The company also had adverse press which hit the stock hard. We remain confident in Rakuten's leading market position and added to our holdings on weakness.

WHAT IS THE OUTLOOK?

Effective December 15, 2006, Nicolas Choumenkovitch took over as lead Portfolio Manager of the Fund. He has been part of the portfolio management team on the Fund since 2000.

Our emphasis is on bottom-up stock selection. We recently reduced our exposures to Consumer Staples (Nestle, Carrefour and Seven & I) and Health Care (Daiichi Sankyo and Terumo) and increased exposure to Materials (Freeport-McMoran, Impala Platinum) and Consumer Discretionary. We increased our airline exposure and reduced our weight in Financials by selling banking stocks. At the end of the year, our largest overweight sectors were Consumer Staples and Materials and our largest underweight sectors were Financials and Utilities.

Based on our bottom-up stock selection, we ended the year with overweight positions in continental Europe and Latin America, offset by underweight positions in the United Kingdom and Asia Pacific ex-Japan.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            16.6%
-------------------------------------------------------------------
Consumer Cyclical                                          11.2
-------------------------------------------------------------------
Consumer Staples                                            6.9
-------------------------------------------------------------------
Energy                                                      7.6
-------------------------------------------------------------------
Finance                                                    21.3
-------------------------------------------------------------------
Health Care                                                 8.7
-------------------------------------------------------------------
Services                                                    1.3
-------------------------------------------------------------------
Technology                                                 15.8
-------------------------------------------------------------------
Transportation                                              7.1
-------------------------------------------------------------------
Utilities                                                   2.0
-------------------------------------------------------------------
Short-Term Investments                                     10.0
-------------------------------------------------------------------
Other Assets & Liabilities                                 (8.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of December 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Belgium                                                     0.9%
-------------------------------------------------------------------
Brazil                                                      4.0
-------------------------------------------------------------------
Canada                                                      6.5
-------------------------------------------------------------------
Egypt                                                       1.5
-------------------------------------------------------------------
France                                                     11.1
-------------------------------------------------------------------
Germany                                                     7.3
-------------------------------------------------------------------
Hong Kong                                                   3.1
-------------------------------------------------------------------
India                                                       1.6
-------------------------------------------------------------------
Ireland                                                     1.9
-------------------------------------------------------------------
Italy                                                       5.4
-------------------------------------------------------------------
Japan                                                      17.2
-------------------------------------------------------------------
Korea (Republic of)                                         0.8
-------------------------------------------------------------------
Luxembourg                                                  0.2
-------------------------------------------------------------------
Mexico                                                      2.0
-------------------------------------------------------------------
Netherlands                                                 4.1
-------------------------------------------------------------------
Norway                                                      1.0
-------------------------------------------------------------------
Panama                                                      0.7
-------------------------------------------------------------------
Russia                                                      3.3
-------------------------------------------------------------------
Singapore                                                   0.9
-------------------------------------------------------------------
South Africa                                                1.2
-------------------------------------------------------------------
Spain                                                       0.9
-------------------------------------------------------------------
Sweden                                                      2.0
-------------------------------------------------------------------
Switzerland                                                 5.1
-------------------------------------------------------------------
Taiwan                                                      1.5
-------------------------------------------------------------------
United Kingdom                                             12.0
-------------------------------------------------------------------
United States                                               2.3
-------------------------------------------------------------------
Short-Term Investments                                     10.0
-------------------------------------------------------------------
Other Assets & Liabilities                                 (8.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Small Company HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                  S&P/CITIGROUP EXTENDED MARKET
                                                               INTERNATIONAL SMALL COMPAY IA            EURO-PACIFIC INDEX
                                                               -----------------------------      -----------------------------
4/01                                                                       10000                              10000
                                                                           10356                              10051
                                                                            9781                               9730
                                                                            9610                               9365
                                                                            9631                               9388
                                                                            8374                               8233
                                                                            8926                               8554
                                                                            9559                               8875
12/01                                                                       9402                               8758
                                                                            9241                               8585
                                                                            9229                               8792
                                                                            9643                               9305
                                                                           10043                               9565
                                                                           10328                               9980
                                                                           10222                               9671
                                                                            9621                               9000
                                                                            9384                               8917
                                                                            8412                               8188
                                                                            8487                               8117
                                                                            8750                               8408
12/02                                                                       8924                               8345
                                                                            8673                               8223
                                                                            8635                               8207
                                                                            8611                               8157
                                                                            9629                               8834
                                                                           10403                               9576
                                                                           10562                              10030
                                                                           11039                              10357
                                                                           11564                              11015
                                                                           12315                              11642
                                                                           13064                              12443
                                                                           13114                              12432
12/03                                                                      13719                              13194
                                                                           14045                              13691
                                                                           14379                              14117
                                                                           14948                              14484
                                                                           14691                              14113
                                                                           14417                              14116
                                                                           14859                              14613
                                                                           14046                              14028
                                                                           13932                              14139
                                                                           14133                              14562
                                                                           14638                              15016
                                                                           15433                              16191
12/04                                                                      16047                              16992
                                                                           16470                              17232
                                                                           16891                              18014
                                                                           16425                              17637
                                                                           15922                              17128
                                                                           16041                              17210
                                                                           16444                              17537
                                                                           17108                              18172
                                                                           17463                              18693
                                                                           17910                              19398
                                                                           17461                              18832
                                                                           17823                              19517
12/05                                                                      19031                              20747
                                                                           20478                              22263
                                                                           20477                              22281
                                                                           21331                              23268
                                                                           22397                              24427
                                                                           21411                              23296
                                                                           21074                              23016
                                                                           21251                              22832
                                                                           21885                              23586
                                                                           22168                              23751
                                                                           22760                              24368
                                                                           23782                              25392
12/06                                                                      24614                              26255

    --- INTERNATIONAL SMALL COMPANY IA         --- S&P/CITIGROUP EXTENDED MARKET
        $10,000 starting value                     EURO-PACIFIC INDEX
        $24,614 ending value                       $10,000 starting value
                                                   $26,255 ending value

S&P/CITIGROUP EXTENDED MARKET EURO-PACIFIC INDEX is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the U.S. and Canada.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                                    SINCE
                                1 YEAR   5 YEAR   INCEPTION
----------------------------------------------------------------
International Small Company IA  29.34%   21.23%    17.20%
----------------------------------------------------------------
International Small Company IB  29.01%   20.93%    16.93%
----------------------------------------------------------------
S&P/Citigroup Extended Market
  Euro-Pacific Index            26.55%   24.56%    18.55%
----------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

SIMON THOMAS                                                    DANIEL MAGUIRE
Vice President                                                  Equity Research Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford International Small Company HLS Fund Class IA shares returned 29.34% for the twelve-month period ended December 31, 2006, outperforming its benchmark, the S&P/ Citigroup Extended Market Euro-Pacific Index, which returned 26.55% for the same period. The Fund also outperformed the 24.35% return of the average fund in the Lipper International Core VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

International small cap equity markets advanced markedly during the year. The benchmark rose in nine of the twelve months with only the May -- July period showing negative results as investors sold off riskier assets. Every sector in the benchmark rose, led by Utilities, Energy, and Materials. Even the laggards posted strong absolute (i.e. total return) returns as the bottom three sectors, Technology, Consumer Discretionary, and Consumer Staples, all rose.

Fund returns during the period were helped by strong stock selection, particularly among Industrials, Consumer Discretionary, and Health Care stocks. Sector allocation, an outgrowth of the bottom-up stock selection process, was negative due to underweights (i.e. the Fund's sector position was less than the benchmark position) among strong Utilities and Financials stocks and an overweight position in the lagging Technology sector.

From a country perspective, positive results also were driven by stock selection. On a relative basis, Japan was the greatest source of stock selection value-added, followed by South Korea and Germany. Selection was weakest in the United Kingdom and Australia/New Zealand. Country allocation was negative for the year, mostly due to an underweight to high-returning United Kingdom stocks and an overweight among lagging Japanese shares.

The Fund's strongest relative (i.e. performance of the Fund as measured against the benchmark) and absolute contributors to performance for the period included:
Cambridge Antibody, a United Kingdom biotechnology company, whose shares soared on the news that pharmaceutical giant AstraZeneca would be buying the 80% of the company it did not already own; GEA Group, a German engineering company that supplies production equipment to chemical, oil, and industrial customers, whose stock rose as the company continued to benefit from a recent restructuring and increased profitability; Hellenic Technodomiki, Greece's largest construction company, which benefited from strong new business wins; German aircraft engine maker MTU Aero Engines, whose

--------------------------------------------------------------------------------

shares gained on strong profitability trends; and Danish brewer Carlsberg, whose shares moved up on robust revenue and earnings growth, in part due to the World Cup in Germany and the successful integration of Russian breweries.
The largest detractors to relative and absolute performance included: GCAP Media, a British media company that suffered in a weakening United Kingdom advertising market and some concerns over a format change involving fewer ads per minute; AWB, an Australian wheat exporter which was impacted by a weak harvest and political concerns arising from contracts with middle eastern clients; and Wolfson Microelectronics, a British supplier of mixed-signal semiconductors for consumer electronic products whose shares fell when the company lowered profit and revenue guidance unexpectedly.

WHAT IS THE OUTLOOK?

Our focus is on bottom-up research to identify stocks with attractive fundamentals. Based on stock-by-stock decisions, we finished the period with the largest overweight positions in Health Care, Industrials, and Technology. In Health Care we are seeing opportunity in biotechnology stocks, with recent purchases of Lundbeck, Ipsen, and Elan. We have recently reduced exposure in Industrials and Technology as stocks hit our target prices, but remain overweight versus the benchmark. Our largest underweights are in the Utilities, Financials, and Consumer Discretionary sectors. We have reduced our underweight in Financials following several company site visits, adding to Japanese regional banks where we discovered a number of under-researched stocks with the potential for significant upside as the Japanese economy normalizes. At year-end our greatest underweight position was in Europe, mostly due to less than benchmark exposures to the United Kingdom, Spain, and France, offset by overweight positions in Asia ex-Japan and Japan.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            11.6%
-------------------------------------------------------------------
Capital Goods                                               7.4
-------------------------------------------------------------------
Consumer Cyclical                                          16.6
-------------------------------------------------------------------
Consumer Staples                                            3.4
-------------------------------------------------------------------
Energy                                                      3.1
-------------------------------------------------------------------
Finance                                                    21.3
-------------------------------------------------------------------
Health Care                                                11.3
-------------------------------------------------------------------
Services                                                   10.0
-------------------------------------------------------------------
Technology                                                 10.2
-------------------------------------------------------------------
Transportation                                              3.6
-------------------------------------------------------------------
Utilities                                                   0.8
-------------------------------------------------------------------
Short-Term Investments                                     23.9
-------------------------------------------------------------------
Other Assets & Liabilities                                (23.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of December 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   5.5%
-------------------------------------------------------------------
Belgium                                                     1.6
-------------------------------------------------------------------
Brazil                                                      0.5
-------------------------------------------------------------------
Canada                                                      0.3
-------------------------------------------------------------------
China                                                       1.2
-------------------------------------------------------------------
Denmark                                                     4.2
-------------------------------------------------------------------
Finland                                                     1.5
-------------------------------------------------------------------
France                                                      7.3
-------------------------------------------------------------------
Germany                                                    10.6
-------------------------------------------------------------------
Greece                                                      1.3
-------------------------------------------------------------------
Hong Kong                                                   3.8
-------------------------------------------------------------------
Ireland                                                     0.6
-------------------------------------------------------------------
Italy                                                       5.8
-------------------------------------------------------------------
Japan                                                      19.7
-------------------------------------------------------------------
Liechtenstein                                               1.2
-------------------------------------------------------------------
Malaysia                                                    0.8
-------------------------------------------------------------------
Mexico                                                      0.6
-------------------------------------------------------------------
Netherlands                                                 4.6
-------------------------------------------------------------------
Portugal                                                    0.7
-------------------------------------------------------------------
South Korea                                                 1.9
-------------------------------------------------------------------
Spain                                                       1.6
-------------------------------------------------------------------
Sweden                                                      3.8
-------------------------------------------------------------------
Switzerland                                                 6.0
-------------------------------------------------------------------
United Kingdom                                             10.3
-------------------------------------------------------------------
United States                                               3.9
-------------------------------------------------------------------
Short-Term Investments                                     23.9
-------------------------------------------------------------------
Other Assets & Liabilities                                (23.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford MidCap HLS Fund*** inception 7/14/1997
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 7/14/97 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                         MIDCAP IA                     S&P MIDCAP 400 INDEX
                                                                         ---------                     --------------------
7/97                                                                       10000                              10000
                                                                           10337                              10465
                                                                           10248                              10453
                                                                           10952                              11053
                                                                           10517                              10573
                                                                           10936                              10730
12/97                                                                      11381                              11146
                                                                           11126                              10934
                                                                           12262                              11839
                                                                           12881                              12373
                                                                           13202                              12598
                                                                           12728                              12032
                                                                           13389                              12108
                                                                           13183                              11639
                                                                           10612                               9474
                                                                           11227                              10358
                                                                           12180                              11283
                                                                           12953                              11846
12/98                                                                      14406                              13276
                                                                           14746                              12759
                                                                           14103                              12092
                                                                           15300                              12430
                                                                           16516                              13409
                                                                           16690                              13468
                                                                           17874                              14190
                                                                           17362                              13888
                                                                           17133                              13412
                                                                           16759                              12998
                                                                           17736                              13661
                                                                           18731                              14378
12/99                                                                      21869                              15232
                                                                           21856                              14802
                                                                           25333                              15839
                                                                           26893                              17163
                                                                           25310                              16563
                                                                           23972                              16358
                                                                           26354                              16598
                                                                           26568                              16860
                                                                           29507                              18742
                                                                           29124                              18615
                                                                           28792                              17983
                                                                           25456                              16627
12/00                                                                      27427                              17898
                                                                           27844                              18297
                                                                           26249                              17254
                                                                           24036                              15972
                                                                           26311                              17734
                                                                           26757                              18147
                                                                           26693                              18075
                                                                           26158                              17805
                                                                           24951                              17223
                                                                           22032                              15081
                                                                           23455                              15749
                                                                           25405                              16921
12/01                                                                      26435                              17794
                                                                           25983                              17703
                                                                           26157                              17724
                                                                           27610                              18991
                                                                           27277                              18903
                                                                           27441                              18584
                                                                           25748                              17224
                                                                           23072                              15553
                                                                           22947                              15632
                                                                           20977                              14372
                                                                           22090                              14995
                                                                           24190                              15863
12/02                                                                      22676                              15211
                                                                           22365                              14767
                                                                           22144                              14415
                                                                           22311                              14537
                                                                           24211                              15592
                                                                           26307                              16884
                                                                           26468                              17100
                                                                           26779                              17706
                                                                           28015                              18510
                                                                           27462                              18226
                                                                           29849                              19604
                                                                           30391                              20287
12/03                                                                      31218                              20630
                                                                           31942                              21077
                                                                           32251                              21583
                                                                           32083                              21674
                                                                           31175                              20963
                                                                           31627                              21398
                                                                           32388                              21885
                                                                           30812                              20864
                                                                           30781                              20809
                                                                           32208                              21425
                                                                           32896                              21768
                                                                           34905                              23064
12/04                                                                      36349                              24030
                                                                           35705                              23417
                                                                           36588                              24202
                                                                           36088                              23934
                                                                           34868                              23004
                                                                           36858                              24390
                                                                           38218                              24955
                                                                           39867                              26266
                                                                           39255                              25973
                                                                           39945                              26173
                                                                           39339                              25610
                                                                           41858                              26862
12/05                                                                      42450                              27047
                                                                           44779                              28641
                                                                           44863                              28401
                                                                           45724                              29110
                                                                           46319                              29520
                                                                           44427                              28188
                                                                           43827                              28195
                                                                           42730                              27391
                                                                           43566                              27704
                                                                           43851                              27890
                                                                           45325                              29050
                                                                           47279                              29984
12/06                                                                      47435                              29838

    --- MIDCAP IA                              --- S&P MIDCAP 400 INDEX
        $10,000 starting value                     $10,000 starting value
        $47,435 ending value                       $29,838 ending value

S&P MIDCAP 400 INDEX is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                          SINCE
                      1 YEAR   5 YEAR   INCEPTION
------------------------------------------------------
MidCap IA             11.74%   12.40%    17.86%
------------------------------------------------------
MidCap IB(3)          11.46%   12.13%    17.59%
------------------------------------------------------
S&P MidCap 400 Index  10.32%   10.89%   12.23%*
------------------------------------------------------

* Return is from 6/30/97.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

*** The Fund has restrictions on the purchase of shares. A description of the restrictions can be found in the prospectus.

PORTFOLIO MANAGER

PHILLIP H. PERELMUTER
Senior Vice President, Managing Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of the Hartford MidCap HLS Fund returned 11.74% for the twelve-month period ended December 31, 2006, outperforming the Fund's benchmark, the S&P Midcap 400 Index, which returned 10.32% for the same period. The Fund underperformed the 12.84% return of the average fund in the Lipper VA Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Equity markets got off to a slow start early in the year as investor concerns about excessive monetary tightening by the Federal Reserve Bank (the "Fed") took center stage. Falling energy prices and the long awaited pause in the Fed's rate hikes provided some relief during the second half of the year. US equities continued to rally through the end of the year on record merger and acquisition activity and a surprisingly resilient consumer in the face of a slowing economy. Employment held up well, while housing continued to weaken.

During the twelve-month period ended December 31, 2006, investor preferences shifted to small (+18.37%) and large cap shares (+15.78%) versus mid cap stocks (+10.32%) when measured by the Russell 2000, S&P 500 and S&P MidCap 400 Indices respectively. Within the Russell 1000 indices, Value (+22.25%) comfortably outperformed Growth (+9.07%) for the year. In a reversal from last year within the S&P MidCap 400 Index, Telecommunication Services was the best-performing sector, while Health Care was the only sector to post a negative return.

The Fund's outperformance versus its benchmark was driven primarily by positive security selection in seven of the ten broad-based sectors, but was partially offset by negative sector allocation decisions. The Fund benefited from Strong stock selection within the Consumer Discretionary and Industrials sectors. This more than offset weak stock selection in the Information Technology sector. The Fund's underweight (i.e. the Fund's sector position was less than the benchmark position) position to the strong performing Utilities sector also detracted from performance, but was partially offset by an overweight in the top performing Telecommunication Services sector.

--------------------------------------------------------------------------------

On an absolute (i.e. total return) and relative (i.e. performance of the Fund as measured against the benchmark) basis American Tower was among the best-performing stocks for the year. Shares of the communications tower operator rose as the company benefited from a high, predictable growth rate, operating leverage, and strong free cash flow. The Telecommunications industry continues to experience growth as cell phone companies increase spending to support both new subscribers and new technologies. A number of the top contributors to performance also came from the Industrials sector, including employment services company Manpower, aerospace and defense company Rockwell Collins, and machinery manufacturer PACCAR. Shares of aviation and electronics supplier Rockwell Collins advanced after the company announced strong results and increased its earnings forecast. The company also continued to benefit from Boeing's new 787 product cycle. Among other contributors was Information Technology (IT) services provider Cognizant Technology Solutions.

Two of the top three detractors, on a relative and absolute basis, were Consumer Discretionary names, Sirius Satellite and D.R. Horton. Shares of Sirius suffered from a deceleration in demand, particularly in retail sales, and an up-tick in customer turnover. We eliminated the stock due to concerns about the long-term sustainability of customer growth at current monthly pricing levels. Homebuilder D.R. Horton declined as the market reacted to increasing evidence of slower new home demand within the US, and we exited our position. We also eliminated our position in circuit board and computer component maker Jabil Circuit, which was among other top detractors and declined on options backdating concerns and disappointing guidance.

WHAT IS THE OUTLOOK?

We continue to manage the fund on a bottom-up basis, adjusting our positions based on the opportunities we are finding. The largest increase in relative weight during the year was in Industrials, with exposure to staffing and employment companies such as Manpower and Monster Worldwide. Within this sector we also like select engineering & construction stocks. We reduced our overweight to Consumer Discretionary by eliminating consumer services stock Harrah's Entertainment after a takeover offer. We also reduced our Media exposure. We recently added to our Energy holdings via a new purchase of Murphy Oil. These exploration & production purchases provide greater leverage to energy prices following a period of price weakness.

At year-end our largest overweights relative to the S&P MidCap 400 were to the Industrials and Health Care sectors, while the largest underweights were to Financials and Utilities.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.6%
-------------------------------------------------------------------
Capital Goods                                               4.0
-------------------------------------------------------------------
Consumer Cyclical                                          17.0
-------------------------------------------------------------------
Consumer Staples                                            2.4
-------------------------------------------------------------------
Energy                                                      6.2
-------------------------------------------------------------------
Finance                                                    13.9
-------------------------------------------------------------------
Health Care                                                 9.5
-------------------------------------------------------------------
Services                                                   20.0
-------------------------------------------------------------------
Technology                                                 12.6
-------------------------------------------------------------------
Transportation                                              1.8
-------------------------------------------------------------------
Utilities                                                   3.9
-------------------------------------------------------------------
Short-Term Investments                                      4.3
-------------------------------------------------------------------
Other Assets & Liabilities                                 (1.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford MidCap Value HLS Fund* inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                      MIDCAP VALUE IA                RUSSELL 2500 VALUE INDEX
                                                                      ---------------                ------------------------
4/01                                                                       10000                              10000
                                                                           10092                              10307
                                                                           10139                              10406
                                                                            9950                              10337
                                                                            9640                              10248
                                                                            8234                               9111
                                                                            8476                               9306
                                                                            9208                              10022
12/01                                                                       9959                              10593
                                                                           10012                              10690
                                                                           10207                              10823
                                                                           10776                              11493
                                                                           10790                              11690
                                                                           10597                              11498
                                                                           10032                              11092
                                                                            8968                               9809
                                                                            8972                               9862
                                                                            8014                               9055
                                                                            8404                               9184
                                                                            9100                               9854
12/02                                                                       8663                               9546
                                                                            8472                               9258
                                                                            8271                               9030
                                                                            8229                               9091
                                                                            9000                               9915
                                                                            9831                              10832
                                                                            9936                              11026
                                                                           10296                              11505
                                                                           10798                              11968
                                                                           10749                              11883
                                                                           11472                              12791
                                                                           11880                              13313
12/03                                                                      12413                              13836
                                                                           12629                              14284
                                                                           12875                              14574
                                                                           12865                              14690
                                                                           12426                              13921
                                                                           12653                              14201
                                                                           13178                              14765
                                                                           12606                              14171
                                                                           12411                              14349
                                                                           12865                              14802
                                                                           13155                              15070
                                                                           13885                              16302
12/04                                                                      14436                              16821
                                                                           13902                              16280
                                                                           14494                              16686
                                                                           14304                              16464
                                                                           13605                              15848
                                                                           14332                              16727
                                                                           14658                              17341
                                                                           15304                              18269
                                                                           15278                              17937
                                                                           15205                              17957
                                                                           14700                              17427
                                                                           15600                              18141
12/05                                                                      15878                              18123
                                                                           16907                              19315
                                                                           16883                              19341
                                                                           17133                              20019
                                                                           17538                              20098
                                                                           17004                              19403
                                                                           16915                              19512
                                                                           16548                              19242
                                                                           17035                              19754
                                                                           17168                              19955
                                                                           17941                              20890
                                                                           18537                              21543
12/06                                                                      18717                              21780

    --- MIDCAP VALUE IA                        --- RUSSELL 2500 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $18,717 ending value                       $21,780 ending value

RUSSELL 2500 VALUE INDEX is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                            SINCE
                          1 YEAR  5 YEAR  INCEPTION
--------------------------------------------------------
MidCap Value IA           17.88%  13.45%     11.68%
--------------------------------------------------------
MidCap Value IB           17.59%  13.17%     11.42%
--------------------------------------------------------
Russell 2500 Value Index  20.18%  15.51%     14.70%
--------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

* The Fund has restrictions on the purchase of shares. A description of the restrictions can be found in the prospectus.

PORTFOLIO MANAGER

JAMES N. MORDY
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of the Hartford MidCap Value HLS Fund returned 17.88% for the twelve-month period ended December 31, 2006, underperforming the Fund's benchmark, the Russell 2500 Value Index, which returned 20.18% for the same period. The Fund outperformed the 14.39% return of the average fund in the Lipper Mid Cap Value VA-UF peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the period, U.S. equities posted strong positive returns, supporting the Fund's positive absolute (i.e. total return) return. Mid cap stocks trailed small and larger cap stocks during the period, as measured by the S&P 400 Midcap, Russell 2000 and S&P 500 indices, respectively. Value stocks continued to outperform growth during the period, as measured by the Russell 1000 Growth and Russell 1000 Value indices. Within the Russell 2500 Value Index the Telecommunication Services, Materials, and Industrials sectors led the group while Health Care, Energy and Consumer Discretionary lagged on a relative basis, despite posting positive high single-to double-digit returns.

The Fund's performance trailed the benchmark as a result of weak stock selection in the Health Care, Financials and Consumer Discretionary sectors. In addition, the Fund's sector allocation decisions, which are a fallout of our bottom-up stock selection process, detracted from performance relative to the benchmark due to the Fund's overweights (i.e. the Fund's sector position was more than the benchmark position) to the weaker performing Health Care and Consumer Discretionary sectors. The top three detractors on a relative (i.e. performance of the Fund as measured against the benchmark) basis were Cinram (Consumer Discretionary), Barr Pharmaceuticals (Health Care) and Endo Pharmaceutical (Health Care). Shares of Cinram, a compact disc maker, declined on concerns that their largest shareholder, a failed hedge fund, would be forced into a disorderly liquidation of their position. In addition, Cinram's largest DVD customer, Time Warner, had a weak year in DVD's, which hurt volumes and profits. Barr Pharmaceuticals shares fell sharply in the first half of the year as part of the general malaise for generic drug stocks as well as concerns over litigation settlements. The stock faced uncertainty due to a seven-month long bidding war for Croatian drug maker Pliva. The company won out and completed the acquisition in late October. Endo Pharmaceutical stock declined following an FDA generics guideline release that increases the chances of competition for a key pain management patch produced by Endo. The largest detractor on an absolute basis was Powerwave Technology (Information Technology). Powerwave Technology, which supplies wireless solutions for wireless communications networks, was down after reporting disappointing results. We held all four stocks at the end of the period.

--------------------------------------------------------------------------------

Partially offsetting this weakness was strong stock selection in the Materials, Information Technology and Utilities sectors. The top three contributors to relative performance were Inco (Materials), Varian Semiconductor (Information Technology) and Reynolds & Reynolds (Information Technology). Inco benefited from a takeover bidding war between competitors Teck Cominco and Cia Vale do Rio Doce (CVRD). Brazilian Iron ore company CVRD ended up winning Inco, increasing its exposure to assets outside of Brazil. Varian Semiconductor rose with expectations of continued market share gains and margin expansion. Reynolds & Reynolds' share price soared following a buyout offer by Universal Computer Systems, a privately-held industry peer. In addition, Terex (Industrials), up triple-digits during the period, was a key contributor to absolute performance. We held Varian Semiconductor and Terex at the end of the period.

WHAT IS THE OUTLOOK?

We continue to expect economic and corporate profits growth to slow in 2007 both in the U.S. and major global regions, except for the China region. While the U.S. housing recession is expected to take a significant bite out of GDP expansion, the effect on consumer spending has, thus far, been muted by continued healthy income and employment growth. While business spending has slowed, corporate balance sheets remain very healthy and corporate management will continue to feel the pressure from investors to produce attractive returns. Excess inventories need to be worked down in many important sectors of the economy. We believe the Federal Reserve (the "Fed") will remain on hold until there is a more significant change in the employment picture.

In light of this outlook, the Fund is overweight the Industrials, Health Care, Information Technology, Materials and Energy sectors. Going into 2007, a year expected to be earmarked by lower inflation and lower growth versus 2006, we prefer to be exposed to sectors that have already seen the early signs of a slowdown (Industrials and Materials) or that have catalysts for appreciation that do not depend directly on economic drivers (Health Care). Our most notable underweights remain the Financials and Utilities sectors, which we do not deem as undervalued. Other underweights include Consumer Staples, Telecommunications Services, and Consumer Discretionary.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            14.7%
-------------------------------------------------------------------
Capital Goods                                              11.9
-------------------------------------------------------------------
Consumer Cyclical                                           8.8
-------------------------------------------------------------------
Consumer Staples                                            3.5
-------------------------------------------------------------------
Energy                                                      4.3
-------------------------------------------------------------------
Finance                                                    17.5
-------------------------------------------------------------------
Health Care                                                 7.1
-------------------------------------------------------------------
Services                                                   10.8
-------------------------------------------------------------------
Technology                                                 12.8
-------------------------------------------------------------------
Transportation                                              2.6
-------------------------------------------------------------------
Utilities                                                   5.0
-------------------------------------------------------------------
Short-Term Investments                                      5.2
-------------------------------------------------------------------
Other Assets & Liabilities                                 (4.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Mortgage Securities HLS Fund inception 1/1/1985
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                 LEHMAN BROTHERS MORTGAGE BACKED
                                                                   MORTGAGE SECURITIES IA                SECURITIES INDEX
                                                                   ----------------------        -------------------------------
12/96                                                                      10000                              10000
                                                                           10063                              10074
                                                                           10088                              10108
                                                                           10002                              10013
                                                                           10157                              10172
                                                                           10247                              10272
                                                                           10359                              10392
                                                                           10557                              10587
                                                                           10533                              10562
                                                                           10662                              10696
                                                                           10778                              10815
                                                                           10806                              10850
12/97                                                                      10901                              10949
                                                                           11010                              11058
                                                                           11025                              11082
                                                                           11067                              11128
                                                                           11129                              11192
                                                                           11215                              11266
                                                                           11267                              11320
                                                                           11326                              11377
                                                                           11441                              11480
                                                                           11564                              11619
                                                                           11537                              11604
                                                                           11592                              11662
12/98                                                                      11634                              11711
                                                                           11706                              11795
                                                                           11668                              11748
                                                                           11741                              11827
                                                                           11791                              11881
                                                                           11711                              11815
                                                                           11660                              11773
                                                                           11600                              11693
                                                                           11611                              11693
                                                                           11782                              11883
                                                                           11826                              11951
                                                                           11839                              11958
12/99                                                                      11810                              11928
                                                                           11732                              11825
                                                                           11849                              11962
                                                                           11964                              12093
                                                                           11969                              12101
                                                                           11987                              12107
                                                                           12206                              12366
                                                                           12279                              12445
                                                                           12447                              12634
                                                                           12564                              12765
                                                                           12637                              12856
                                                                           12844                              13050
12/00                                                                      13025                              13260
                                                                           13207                              13466
                                                                           13286                              13543
                                                                           13365                              13622
                                                                           13360                              13641
                                                                           13423                              13731
                                                                           13445                              13761
                                                                           13682                              14005
                                                                           13783                              14129
                                                                           13960                              14340
                                                                           14144                              14539
                                                                           14046                              14404
12/01                                                                      14001                              14350
                                                                           14117                              14483
                                                                           14245                              14648
                                                                           14109                              14493
                                                                           14359                              14767
                                                                           14452                              14874
                                                                           14550                              14997
                                                                           14727                              15168
                                                                           14855                              15288
                                                                           14985                              15396
                                                                           15003                              15455
                                                                           15004                              15444
12/02                                                                      15143                              15605
                                                                           15201                              15643
                                                                           15284                              15748
                                                                           15275                              15749
                                                                           15333                              15815
                                                                           15366                              15828
                                                                           15370                              15853
                                                                           15057                              15557
                                                                           15158                              15667
                                                                           15375                              15933
                                                                           15334                              15878
                                                                           15378                              15911
12/03                                                                      15490                              16081
                                                                           15601                              16182
                                                                           15724                              16318
                                                                           15791                              16390
                                                                           15526                              16098
                                                                           15482                              16063
                                                                           15582                              16204
                                                                           15724                              16350
                                                                           15951                              16602
                                                                           15985                              16627
                                                                           16104                              16762
                                                                           16030                              16720
12/04                                                                      16128                              16837
                                                                           16216                              16926
                                                                           16133                              16848
                                                                           16101                              16816
                                                                           16281                              17003
                                                                           16393                              17137
                                                                           16453                              17199
                                                                           16376                              17113
                                                                           16518                              17265
                                                                           16426                              17174
                                                                           16335                              17053
                                                                           16383                              17109
12/05                                                                      16509                              17277
                                                                           16541                              17332
                                                                           16600                              17413
                                                                           16485                              17265
                                                                           16482                              17267
                                                                           16462                              17234
                                                                           16486                              17267
                                                                           16697                              17514
                                                                           16913                              17768
                                                                           17048                              17892
                                                                           17163                              18023
                                                                           17337                              18229
12/06                                                                      17281                              18179

    --- MORTGAGE SECURITIES IA             --- LEHMAN BROTHERS MORTGAGE BACKED
        $10,000 starting value                 SECURITIES INDEX
        $17,281 ending value                   $10,000 starting value
                                               $18,179 ending value

LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is an index of mortgage backed pass-through securities of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                        1 YEAR  5 YEAR  10 YEAR
----------------------------------------------------
Mortgage Securities IA   4.68%   4.30%    5.62%
----------------------------------------------------
Mortgage Securities
  IB(3)                  4.41%   4.04%    5.37%
----------------------------------------------------
Lehman Brothers
  Mortgage Backed
  Securities Index       5.23%   4.84%    6.16%
----------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

CHRISTOPHER HANLON, CFA                                         RUSSELL M. REGENAUER
Senior Vice President                                           Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA Shares of the Hartford Mortgage Securities HLS Fund gained 4.68% for the year, underperforming the Lehman Brothers Mortgage Backed Securities Index, which gained 5.23%. The Fund outpaced the 4.39% average return of the Lipper VA U.S. Mortgage Funds category, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

In keeping with the Fund's regulatory mandate for diversification, we held significant weightings outside of the traditional Mortgage-Backed Securities
(MBS) sector, though these holdings were consistent with our emphasis on maintaining the highest credit quality. Specifically, the Fund ended the period with a 14% weighting in Commercial Mortgage-Backed Securities (CMBS) and a 10% weighting in Asset-Backed Securities (ABS). While both sectors outperformed Treasuries during the period, ABS did not keep pace with the returns of the MBS sector. CMBS, on the other hand, contributed positively to the Fund's returns.

Within MBS, the vast majority of the portfolio's exposure was to Agency Mortgage-Backed Securities. Overweights (i.e. the Fund's sector position was more than the benchmark position) to 30-year agency MBS relative to 15-year MBS contributed to performance as longer-term yields fell more than intermediates during the period. Holdings of newly issued mortgage pools performed the best and added to performance while underweights to 5.50% coupon mortgages hurt performance as these securities were favored by Asian investors for much of the year.

WHAT IS YOUR OUTLOOK?

We believe that the Federal Reserve Bank (the "Fed") has been successful in laying the groundwork for a likely "soft landing," characterized by a moderately slower economy and easing inflation pressures. Several key supports remain intact for the economy to stay out of recession, including continued strength in employment, softening oil prices and what appears to be a stabilizing housing market. Growth also looks strong in the rest of the world, a necessary development to address the twin budget and trade deficits in the U.S.

Within this environment, we anticipate keeping the portfolio's duration (i.e. sensitivity to changes in interest rates) modestly conservative, with a neutral to slightly short duration relative to the benchmark. Should longer-term yields reach attractive levels

--------------------------------------------------------------------------------

(a development development we see as likely in the first quarter of 2007), we would take the opportunity both to lengthen the portfolio's duration and to reposition the portfolio along the yield curve. We believe that Mortgage-Backed Securities should continue to do well in such an environment, though we have also positioned the Fund conservatively with regard to volatility and housing turnover until the market and economic environment become clearer.

DIVERSIFICATION BY SECTOR
as of December 31, 2006

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Asset and Commercial Mortgage Backed Securities            25.8%
-------------------------------------------------------------------
Corporate Bonds: Investment Grade                           0.2
-------------------------------------------------------------------
U.S. Government Agencies                                   86.2
-------------------------------------------------------------------
U.S. Government Securities                                  0.8
-------------------------------------------------------------------
Short-Term Investments                                      1.6
-------------------------------------------------------------------
Other Assets & Liabilities                                (14.6)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY RATING
as of December 31, 2006

                                                      PERCENTAGE OF
                                                        LONG-TERM
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        86.0%
-------------------------------------------------------------------
AA                                                          6.6
-------------------------------------------------------------------
A                                                           1.0
-------------------------------------------------------------------
NR                                                          6.4
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Small Company HLS Fund inception 8/9/1996
(subadvised by: Wellington Management Company, LLP,
                Hartford Investment Management Company*)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                      SMALL COMPANY IA              RUSSELL 2000 GROWTH INDEX
                                                                      ----------------              -------------------------
12/96                                                                      10000                              10000
                                                                           10029                              10250
                                                                            9847                               9631
                                                                            9328                               8951
                                                                            9415                               8848
                                                                           10434                              10177
                                                                           11047                              10523
                                                                           11520                              11062
                                                                           11776                              11394
                                                                           12925                              12303
                                                                           12132                              11564
                                                                           11923                              11288
12/97                                                                      11838                              11295
                                                                           11459                              11144
                                                                           12766                              12128
                                                                           13301                              12636
                                                                           13432                              12714
                                                                           12733                              11790
                                                                           12890                              11911
                                                                           12431                              10916
                                                                            9464                               8396
                                                                           10349                               9248
                                                                           11109                               9730
                                                                           11840                              10485
12/98                                                                      13213                              11433
                                                                           13863                              11948
                                                                           12377                              10855
                                                                           13456                              11241
                                                                           14576                              12234
                                                                           14875                              12253
                                                                           16125                              12899
                                                                           16100                              12500
                                                                           15761                              12033
                                                                           16120                              12265
                                                                           16663                              12579
                                                                           18478                              13909
12/99                                                                      21911                              16360
                                                                           21201                              16208
                                                                           24971                              19979
                                                                           24526                              17879
                                                                           22355                              16074
                                                                           19861                              14666
                                                                           22708                              16561
                                                                           20822                              15142
                                                                           22492                              16734
                                                                           21518                              15903
                                                                           20200                              14612
                                                                           17721                              11959
12/00                                                                      19036                              12691
                                                                           18240                              13718
                                                                           16242                              11838
                                                                           14856                              10761
                                                                           16893                              12079
                                                                           16687                              12359
                                                                           16955                              12696
                                                                           16055                              11613
                                                                           15387                              10887
                                                                           12955                               9131
                                                                           14016                              10009
                                                                           15367                              10844
12/01                                                                      16197                              11520
                                                                           15938                              11110
                                                                           15204                              10391
                                                                           16343                              11294
                                                                           15942                              11050
                                                                           15322                              10404
                                                                           14282                               9521
                                                                           11966                               8058
                                                                           11729                               8054
                                                                           11250                               7472
                                                                           11660                               7850
                                                                           12383                               8628
12/02                                                                      11301                               8033
                                                                           11008                               7815
                                                                           10808                               7606
                                                                           11186                               7721
                                                                           12366                               8451
                                                                           13730                               9404
                                                                           14166                               9585
                                                                           15170                              10310
                                                                           15922                              10863
                                                                           15367                              10588
                                                                           16803                              11503
                                                                           17281                              11878
12/03                                                                      17614                              11931
                                                                           18337                              12558
                                                                           18371                              12539
                                                                           18735                              12597
                                                                           17771                              11965
                                                                           18099                              12203
                                                                           18507                              12609
                                                                           16987                              11477
                                                                           16279                              11230
                                                                           17545                              11851
                                                                           17879                              12139
                                                                           18918                              13165
12/04                                                                      19760                              13638
                                                                           18657                              13024
                                                                           19306                              13203
                                                                           19056                              12708
                                                                           18221                              11899
                                                                           19481                              12738
                                                                           20585                              13150
                                                                           21839                              14069
                                                                           21922                              13870
                                                                           22533                              13980
                                                                           21976                              13464
                                                                           23332                              14226
12/05                                                                      23911                              14205
                                                                           26057                              15575
                                                                           25888                              15492
                                                                           27042                              16245
                                                                           27591                              16198
                                                                           26168                              15058
                                                                           25503                              15067
                                                                           24471                              14285
                                                                           24751                              14703
                                                                           24869                              14802
                                                                           25864                              15762
                                                                           26888                              16139
12/06                                                                      27360                              16101

    --- SMALL COMPANY IA                       --- RUSSELL 2000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $27,360 ending value                       $16,101 ending value

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                           1 YEAR   5 YEAR   10 YEAR
---------------------------------------------------------
Small Company IA           14.43%   11.06%   10.59%
---------------------------------------------------------
Small Company IB(3)        14.14%   10.78%   10.34%
---------------------------------------------------------
Russell 2000 Growth Index  13.35%    6.93%    4.88%
---------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

* Effective June 12, 2006, Hartford Investment Management
  Company was added as a sub-adviser to the Fund. As of the same date, the Fund's Class IA and IB shares were re-opened to new investors.

PORTFOLIO MANAGERS

                      WELLINGTON MANAGEMENT COMPANY, LLP                         HARTFORD INVESTMENT MANAGEMENT COMPANY
STEVEN C. ANGELI, CFA            STEPHEN MORTIMER        MARIO E. ABULARACH      MARK WATERHOUSE
Senior Vice President, Partner   Vice President          Vice President          Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Small Company HLS Fund Class IA shares returned 14.43% for the twelve-month period ended December 31, 2006, outperforming its benchmark, the Russell 2000 Growth Index which returned 13.35% for the same period. The Fund also outperformed the 11.12% return of the average fund in the Lipper Small Cap Growth VA-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the period, U.S. Equities posted strong positive returns, supporting the Fund's positive absolute (i.e. total return) return for the year. The small cap benchmarks have now beaten the S&P 500 seven out of the last eight years. All sectors within the Russell 2000 Growth Index posted positive returns for the period. The best performing sectors were Utilities, Consumer Staples and Materials, while Healthcare, Information Technology and Consumer Discretionary rose the least.

Favorable security selection within several sectors drove the Fund's outperformance during the period, as we remained steadfast in our focus on individual stock selection as opposed to macro or sector allocation decisions. Information Technology, Financials and Materials were areas of particular strength relative to the benchmark. Copa Holdings (Industrials), Equinix Plc (Software & Services), Admiral Group (Insurance) and Corrections Corporation of America (Commercial Services) were among top contributors to relative (i.e. performance of the Fund as measured against the benchmark) and absolute performance. Panamanian airline Copa Holdings rose with strong traffic and passenger load factors. The company is benefiting from Panama's rise as a north-south hub complex and the successful restructuring of a recently acquired Colombian airline. Equinix Plc delivered solid top and bottom line results during the period, driven by share gains in already fast growing markets. Admiral Group, a United Kingdom insurance company, saw strong growth despite a soft market cycle. Corrections Corporation of America's private correctional facilities benefited from high occupancy rates, rising capacity, and margin expansion. There has also been a continuing industry-wide

--------------------------------------------------------------------------------

capacity imbalance due to strong demand and limited new supply from the government. However, we sold our position as we believed the capacity crisis was largely reflected in the stock's 50% increase.

Stocks that detracted from performance during the period included Arch Coal (Energy), Frontier Oil Corp (Energy), and Netflix (Consumer Discretionary). Arch Coal suffered due to lower prices and higher operating costs as coal stock prices fell in tandem with sharp declines in the natural gas market. Similarly, Frontier Oil fell with oil prices and was eliminated from the Fund. On-line DVD rental firm Netflix declined as results fell short of expectations, despite its foray into mass market, low-priced subscription plans. The company faced higher subscriber acquisition costs and growing competition from the proliferation of on-line media options. Given these headwinds, we eliminated the position. The Fund's sector allocations, which are fallout of our bottom-up investment approach, detracted from relative performance at the margin, particularly our underweight (i.e. the Fund's sector position was less than the benchmark position) in Energy.

On June 12, 2006, Hartford Investment Management Company was added as an additional sub-adviser to the Fund.

WHAT IS THE OUTLOOK?

While neither decidedly bullish or bearish about the economy, we are cautious about the prospects for growth in the first half of 2007. Our caution may force us to pare back our exposure to more economically sensitive sectors.

Although the market seems to teeter on every new macroeconomic data point, we expect our relative performance will be driven by stock selection as opposed to sector allocation. We are focused on companies that have unique business models, special market opportunities, and can deliver growth regardless of the economic cycle.

As a result of our bottom-up stock selection process we ended the period with overweight positions in the Information Technology, Consumer Discretionary and Telecommunication Services sectors and were most underweight Health Care and Financials.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.1%
-------------------------------------------------------------------
Capital Goods                                               3.9
-------------------------------------------------------------------
Consumer Cyclical                                           9.3
-------------------------------------------------------------------
Consumer Staples                                            0.6
-------------------------------------------------------------------
Energy                                                      4.7
-------------------------------------------------------------------
Finance                                                     9.0
-------------------------------------------------------------------
Health Care                                                10.4
-------------------------------------------------------------------
Services                                                   15.9
-------------------------------------------------------------------
Technology                                                 30.5
-------------------------------------------------------------------
Transportation                                              6.0
-------------------------------------------------------------------
Short-Term Investments                                      9.8
-------------------------------------------------------------------
Other Assets & Liabilities                                 (7.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford SmallCap Growth HLS Fund inception 5/2/1994
(subadvised by: Wellington Management Company, LLP
                Hartford Investment Management Company*)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                     SMALLCAP GROWTH IA             RUSSELL 2000 GROWTH INDEX
                                                                     ------------------             -------------------------
12/96                                                                      10000                              10000
                                                                            9889                              10250
                                                                            8771                               9631
                                                                            8086                               8951
                                                                            7851                               8848
                                                                            9178                              10177
                                                                            9447                              10523
                                                                            9966                              11062
                                                                            9733                              11394
                                                                           10379                              12303
                                                                            9927                              11564
                                                                            9906                              11288
12/97                                                                      10143                              11295
                                                                            9942                              11144
                                                                           11019                              12128
                                                                           11728                              12636
                                                                           11698                              12714
                                                                           11093                              11790
                                                                           11529                              11911
                                                                           10679                              10916
                                                                            8479                               8396
                                                                            9010                               9247
                                                                            9631                               9730
                                                                           10820                              10485
12/98                                                                      12290                              11433
                                                                           13182                              11948
                                                                           11533                              10855
                                                                           12416                              11241
                                                                           12882                              12234
                                                                           13002                              12253
                                                                           14724                              12899
                                                                           14994                              12500
                                                                           15332                              12033
                                                                           16000                              12265
                                                                           18287                              12579
                                                                           20487                              13909
12/99                                                                      25717                              16360
                                                                           26111                              16208
                                                                           36120                              19979
                                                                           32599                              17879
                                                                           27295                              16074
                                                                           23413                              14666
                                                                           28812                              16561
                                                                           26690                              15142
                                                                           31949                              16734
                                                                           30140                              15903
                                                                           27409                              14612
                                                                           19734                              11959
12/00                                                                      21839                              12691
                                                                           22181                              13718
                                                                           18181                              11838
                                                                           16353                              10761
                                                                           17943                              12079
                                                                           17942                              12359
                                                                           18629                              12696
                                                                           17292                              11613
                                                                           16172                              10887
                                                                           13195                               9131
                                                                           14532                              10009
                                                                           16165                              10844
12/01                                                                      17433                              11520
                                                                           16878                              11110
                                                                           15948                              10391
                                                                           17596                              11294
                                                                           16857                              11050
                                                                           15678                              10403
                                                                           14220                               9521
                                                                           12297                               8058
                                                                           12266                               8054
                                                                           11252                               7472
                                                                           12133                               7850
                                                                           13457                               8628
12/02                                                                      12406                               8033
                                                                           12004                               7815
                                                                           11469                               7606
                                                                           11618                               7721
                                                                           12693                               8452
                                                                           14182                               9404
                                                                           14552                               9585
                                                                           15544                              10310
                                                                           16618                              10864
                                                                           16633                              10589
                                                                           17892                              11504
                                                                           18351                              11879
12/03                                                                      18616                              11932
                                                                           19732                              12559
                                                                           19704                              12539
                                                                           19553                              12598
                                                                           18691                              11966
                                                                           18899                              12204
                                                                           19533                              12610
                                                                           17967                              11478
                                                                           17717                              11231
                                                                           18681                              11852
                                                                           19281                              12140
                                                                           20615                              13166
12/04                                                                      21489                              13639
                                                                           20542                              13024
                                                                           21122                              13203
                                                                           20866                              12708
                                                                           19926                              11899
                                                                           21393                              12738
                                                                           22029                              13150
                                                                           23538                              14069
                                                                           23135                              13871
                                                                           23118                              13981
                                                                           22348                              13464
                                                                           23691                              14227
12/05                                                                      23857                              14205
                                                                           25693                              15576
                                                                           25305                              15493
                                                                           26090                              16246
                                                                           25725                              16199
                                                                           23932                              15059
                                                                           24012                              15068
                                                                           22844                              14285
                                                                           23193                              14703
                                                                           23528                              14803
                                                                           25153                              15762
                                                                           25606                              16139
12/06                                                                      25493                              16101

    --- SMALLCAP GROWTH IA                     --- RUSSELL 2000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $25,493 ending value                       $16,101 ending value

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 12/31/06)

                           1 YEAR  5 YEAR  10 YEAR
-------------------------------------------------------
SmallCap Growth IA          6.86%   7.90%    9.81%
-------------------------------------------------------
SmallCap Growth IB(2)       6.59%   7.64%    9.54%
-------------------------------------------------------
Russell 2000 Growth Index  13.35%   6.93%    4.88%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

* Effective November 13, 2006, Hartford Investment Management
  Company was added as a sub-adviser to the Fund.

PORTFOLIO MANAGERS

          WELLINGTON MANAGEMENT COMPANY, LLP             HARTFORD INVESTMENT MANAGEMENT COMPANY
DAVID J. ELLIOTT, CFA            DORIS T. DWYER          HUGH WHELAN
Vice President                   Vice President          Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of the Hartford Small Cap Growth HLS Fund returned 6.86% for the twelve-month period ended December 31, 2006, underperforming its benchmark, the Russell 2000 Growth Index, which returned 13.35% for the period. The Fund also underperformed the 11.12% return of the average fund in the Lipper VA Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

US equity markets rose during the period, led by small cap stocks. The small cap Russell 2000 Index moved up 18.37%, outpacing the 15.37% return for the large cap Russell 1000 Index and the 10.32% return for the S&P Mid Cap Index. Value again led growth; the broad market Russell 3000 Value Index bested the Russell 3000 Growth Index by nearly 13 percentage points.

The Fund's lagging performance was driven by stock selection; allocation among sectors had a negligible effect during the year. Stock selection was particularly weak within Health Care, Consumer Discretionary, and Financials. Scottish Re (Insurance), NPS Pharmaceuticals (Pharmaceutical Biotechnology), Standard Pacific (Consumer Durables), and Onyx Pharmaceuticals (Pharmaceutical Biotechnology) were the largest relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) detractors from the Fund during the year. Shares of Bermuda-based reinsurer Scottish Re fell after a series of earnings shortfalls, following which we exited the position. Biotechnology company NPS saw its shares tumble on concerns about its experimental osteoporosis drug Preos after the FDA requested a new clinical trial. Shares in homebuilder Standard Pacific fell on investor worries about a deteriorating housing market. Shares of Onyx Pharmaceuticals ratcheted lower after data showed that its kidney cancer drug Nexavar was not efficacious in patients with advanced skin cancer.

Stock selection added to relative performance in the Energy, Technology, and Materials sectors. Skechers (Consumer Discretionary), Imergent (Technology), Frontier Oil (Energy), and Digital River (Technology) were the top absolute and relative contributors for the year. Shoe company Skechers, which posted above consensus quarterly results on a strong back to school season, provided favorable guidance for the remainder of 2006 and

--------------------------------------------------------------------------------

into 2007. Energy company Frontier Oil saw its shares gain with rising oil prices earlier in the year. Shares of eCommerce software providers iMergent and Digital River pushed higher throughout the year on favorable operating and financial performance.

On November 13, 2006, Hartford Investment Management Company was added as an additional sub-adviser to the Fund.

WHAT IS THE OUTLOOK?

A mid-cycle slowdown is underway, led by a housing correction. We expect further housing price and transaction weakness ahead. Consumers continue to face headwinds and fading sources of stimulus. In this environment we will continue to employ a combination of fundamental and quantitative research to identify the most attractive stocks, while maintaining appropriate risk controls relative to the benchmark. The result is a portfolio built one stock at a time that is well diversified across all sectors of the Russell 2000 Growth Index.

As a result of the Fund's investment approach, sector positioning is in-line with the Russell 2000 Growth Index, resulting in the greatest exposure to Information Technology, Health Care, and Consumer Discretionary sectors.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.7%
-------------------------------------------------------------------
Capital Goods                                               4.8
-------------------------------------------------------------------
Consumer Cyclical                                          13.2
-------------------------------------------------------------------
Consumer Staples                                            0.1
-------------------------------------------------------------------
Energy                                                      4.6
-------------------------------------------------------------------
Finance                                                    11.2
-------------------------------------------------------------------
Health Care                                                15.7
-------------------------------------------------------------------
Services                                                   14.0
-------------------------------------------------------------------
Technology                                                 24.4
-------------------------------------------------------------------
Transportation                                              4.3
-------------------------------------------------------------------
Short-Term Investments                                      8.5
-------------------------------------------------------------------
Other Assets & Liabilities                                 (8.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Stock HLS Fund inception 8/31/1977
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          STOCK IA                        S&P 500 INDEX
                                                                          --------                        -------------
12/96                                                                      10000                              10000
                                                                           10629                              10624
                                                                           10682                              10708
                                                                           10316                              10269
                                                                           10914                              10881
                                                                           11570                              11543
                                                                           12206                              12060
                                                                           13091                              13019
                                                                           12260                              12290
                                                                           12908                              12963
                                                                           12487                              12531
                                                                           13029                              13110
12/97                                                                      13138                              13335
                                                                           13302                              13482
                                                                           14311                              14454
                                                                           15112                              15194
                                                                           15448                              15347
                                                                           15183                              15083
                                                                           15944                              15695
                                                                           16095                              15529
                                                                           13739                              13283
                                                                           14353                              14135
                                                                           15647                              15284
                                                                           16611                              16210
12/98                                                                      17535                              17143
                                                                           18073                              17860
                                                                           17668                              17305
                                                                           18467                              17997
                                                                           19234                              18694
                                                                           18635                              18253
                                                                           19825                              19266
                                                                           19259                              18665
                                                                           19025                              18572
                                                                           18545                              18062
                                                                           19556                              19205
                                                                           19837                              19595
12/99                                                                      21004                              20750
                                                                           19866                              19707
                                                                           19550                              19335
                                                                           21570                              21225
                                                                           20931                              20586
                                                                           20554                              20164
                                                                           20801                              20661
                                                                           20395                              20338
                                                                           21402                              21601
                                                                           20445                              20461
                                                                           20562                              20374
                                                                           19318                              18769
12/00                                                                      19525                              18861
                                                                           20046                              19530
                                                                           18642                              17750
                                                                           17366                              16626
                                                                           18645                              17916
                                                                           18800                              18036
                                                                           17993                              17598
                                                                           17788                              17425
                                                                           16558                              16335
                                                                           15405                              15017
                                                                           15779                              15303
                                                                           17011                              16477
12/01                                                                      17137                              16622
                                                                           16715                              16380
                                                                           16476                              16064
                                                                           17076                              16668
                                                                           15607                              15658
                                                                           15385                              15543
                                                                           14299                              14436
                                                                           13413                              13312
                                                                           13302                              13398
                                                                           11825                              11943
                                                                           12898                              12993
                                                                           13871                              13757
12/02                                                                      12981                              12949
                                                                           12643                              12611
                                                                           12393                              12422
                                                                           12445                              12543
                                                                           13398                              13575
                                                                           14056                              14290
                                                                           14266                              14472
                                                                           14625                              14728
                                                                           14818                              15014
                                                                           14580                              14855
                                                                           15353                              15695
                                                                           15496                              15833
12/03                                                                      16418                              16662
                                                                           16505                              16968
                                                                           16629                              17204
                                                                           16342                              16945
                                                                           16127                              16679
                                                                           16340                              16907
                                                                           16700                              17236
                                                                           16103                              16666
                                                                           16116                              16732
                                                                           16064                              16914
                                                                           16042                              17172
                                                                           16555                              17867
12/04                                                                      17102                              18474
                                                                           16802                              18024
                                                                           17158                              18403
                                                                           16669                              18078
                                                                           16516                              17735
                                                                           17083                              18299
                                                                           17050                              18325
                                                                           17821                              19006
                                                                           17872                              18833
                                                                           18068                              18985
                                                                           17848                              18669
                                                                           18587                              19374
12/05                                                                      18748                              19381
                                                                           19336                              19894
                                                                           19270                              19948
                                                                           19501                              20196
                                                                           19822                              20467
                                                                           19223                              19879
                                                                           18925                              19905
                                                                           18932                              20028
                                                                           19464                              20504
                                                                           19914                              21032
                                                                           20606                              21716
                                                                           21207                              22129
12/06                                                                      21495                              22439

    --- STOCK IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $21,495 ending value                       $22,439 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

               1 YEAR  5 YEAR  10 YEAR
-------------------------------------------
Stock IA       14.65%   4.64%    7.95%
-------------------------------------------
Stock IB(3)    14.37%   4.38%    7.71%
-------------------------------------------
S&P 500 Index  15.78%   6.19%    8.42%
-------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA                                                  PETER I. HIGGINS, CFA
Senior Vice President, Partner                                        Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of the Hartford Stock HLS Fund returned 14.65% for the twelve-month period ended December 31, 2006, underperforming its benchmark, the S&P 500 Index, which returned 15.78% for the same period. However, the Fund outperformed the 13.29% return of the average fund in the Lipper VA Large Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Robust merger and acquisition activity and a better-than-expected retail environment helped equity markets end the year on a strong note, marking the fourth straight year of positive returns for the S&P 500. The S&P 500 finished the year at record levels, returning 15.78%, posting positive results in all ten sectors. Sector results were led by Telecommunication Services, Energy, Utilities, and Materials. Health Care, Information Technology, Industrials and Consumer Staples all posted positive returns but lagged the general market.

The Fund's performance versus the benchmark was driven by both security selection and aggregate sector allocations which results from our bottom-up stock picking. Stock selection was weakest within the Consumer Discretionary, Health Care and Materials sectors. Stocks that detracted the most from relative (i.e. performance of the Fund as measured against the benchmark) returns included XM Satellite, Boston Scientific, Marvell Technology and Dollar General. Media company XM Satellite came under pressure as decelerating customer addition trends and regulatory review of product compliance caused investors to question the market opportunity. The Fund continues to hold the stock based on positive long-term trends in satellite radio due to OEM adoption. Boston Scientific had a tough year, suffering from erosion of its Implantable Cardioverter Defibrillator
(ICD) market share, concerns surrounding its drug eluting stent business and continued issues with cardiac product recalls from its recently acquired Guidant business. We retain our position as the fundamentals of the company remain sound and the stock is attractively priced. Chip maker Marvell declined on disruption in the hard disk drive market and worries over stock option grants. Discount retailer Dollar General disappointed due to high gasoline prices hitting Dollar General customers and thus impacting the company's top line. Additionally, Dollar General has been selling a greater proportion of lower-margin "highly consumable products" than anticipated. These are products like perishable foods and cleaning supplies that are used up quickly by consumers and need to be replaced frequently, but carry thin margins. In terms of sector allocations, the Fund's overweight (i.e. the Fund's sector position was more than the benchmark position) in Health Care,

--------------------------------------------------------------------------------

which posted positive absolute returns. However, it lagged the market, and hurt relative returns.

Stock selection was strongest within the Information Technology, Industrials and Financials sectors. Top relative contributors to the Fund included AT&T, Cisco Systems, UBS, Broadcom and Lexmark. The Fund also benefited from not owning Intel, whose shares declined during the year. AT&T is benefiting from the stabilization of its long distance pricing. Also, cost-cutting from its acquisitions is going well. Cisco's revenue and earnings growth has surprised the market on the upside. The strong secular (i.e. long term) move of enterprise and service provider networks toward all-IP networks plays into Cisco's strength. We continue to hold a position in the stock. UBS, the Swiss-based financial institution, posted outstanding results due primarily to its well-performing wealth management business. UBS remains one of our top holdings. We initiated a position in Broadcom during a low in its share price during the summer after it guided down estimates and faced pressures due to options investigations. Despite its solid gains, Broadcom remains a material holding as we see strong business prospects for many years to come and valuation is still reasonable. Shares in Lexmark, a manufacturer and supplier of printing and imaging solutions, rose as the company recovered from its product and distribution missteps last year. Other positive contributors to performance included ExxonMobil, Bank of America and Citigroup.

WHAT IS THE OUTLOOK?

Hartford Stock HLS Fund continues to be managed with a large cap core investment approach. We apply a bottom-up investment process in constructing a diversified portfolio and look for companies that exhibit industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. Our bottom-up investment approach resulted in the Fund being most overweight Information Technology, Health Care and Materials, and most underweight Energy, Utilities and Financials at the end of the period.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.1%
-------------------------------------------------------------------
Capital Goods                                               2.6
-------------------------------------------------------------------
Consumer Cyclical                                           8.9
-------------------------------------------------------------------
Consumer Staples                                            6.2
-------------------------------------------------------------------
Energy                                                      6.2
-------------------------------------------------------------------
Finance                                                    22.4
-------------------------------------------------------------------
Health Care                                                10.2
-------------------------------------------------------------------
Services                                                    8.9
-------------------------------------------------------------------
Technology                                                 28.3
-------------------------------------------------------------------
Utilities                                                   1.0
-------------------------------------------------------------------
Short-Term Investments                                      0.5
-------------------------------------------------------------------
Other Assets & Liabilities                                 (0.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Total Return Bond HLS Fund inception 8/31/1977
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                               LEHMAN BROTHERS U.S AGGREGATE BOND
                                                                  TOTAL RETURN BOND IA                       INDEX
                                                                  --------------------         ----------------------------------
12/96                                                                    10000                                10000
                                                                         10042                                10031
                                                                         10087                                10056
                                                                          9981                                 9944
                                                                         10112                                10094
                                                                         10224                                10190
                                                                         10371                                10311
                                                                         10722                                10589
                                                                         10610                                10499
                                                                         10778                                10655
                                                                         10915                                10809
                                                                         10985                                10859
12/97                                                                    11135                                10968
                                                                         11288                                11109
                                                                         11278                                11100
                                                                         11333                                11138
                                                                         11382                                11196
                                                                         11502                                11302
                                                                         11611                                11398
                                                                         11608                                11422
                                                                         11710                                11608
                                                                         12020                                11880
                                                                         11892                                11817
                                                                         12012                                11884
12/98                                                                    12042                                11920
                                                                         12137                                12004
                                                                         11828                                11794
                                                                         11899                                11859
                                                                         11962                                11897
                                                                         11803                                11792
                                                                         11733                                11755
                                                                         11708                                11705
                                                                         11686                                11700
                                                                         11800                                11835
                                                                         11846                                11879
                                                                         11854                                11878
12/99                                                                    11799                                11821
                                                                         11777                                11782
                                                                         11920                                11924
                                                                         12103                                12082
                                                                         12083                                12047
                                                                         12091                                12041
                                                                         12368                                12291
                                                                         12446                                12403
                                                                         12603                                12583
                                                                         12682                                12662
                                                                         12716                                12746
                                                                         12907                                12955
12/00                                                                    13214                                13196
                                                                         13521                                13411
                                                                         13596                                13527
                                                                         13631                                13595
                                                                         13607                                13538
                                                                         13686                                13619
                                                                         13670                                13671
                                                                         13995                                13977
                                                                         14171                                14138
                                                                         14206                                14302
                                                                         14461                                14601
                                                                         14406                                14399
12/01                                                                    14361                                14307
                                                                         14415                                14423
                                                                         14476                                14563
                                                                         14273                                14321
                                                                         14569                                14599
                                                                         14725                                14723
                                                                         14722                                14850
                                                                         14754                                15029
                                                                         15038                                15283
                                                                         15169                                15531
                                                                         15244                                15459
                                                                         15415                                15455
12/02                                                                    15809                                15775
                                                                         15942                                15789
                                                                         16195                                16007
                                                                         16216                                15994
                                                                         16425                                16126
                                                                         16803                                16427
                                                                         16794                                16394
                                                                         16295                                15843
                                                                         16424                                15948
                                                                         16860                                16370
                                                                         16751                                16218
                                                                         16828                                16257
12/03                                                                    17049                                16422
                                                                         17200                                16555
                                                                         17340                                16734
                                                                         17442                                16859
                                                                         17031                                16420
                                                                         16971                                16355
                                                                         17054                                16447
                                                                         17200                                16610
                                                                         17499                                16927
                                                                         17574                                16973
                                                                         17749                                17115
                                                                         17682                                16979
12/04                                                                    17837                                17135
                                                                         17928                                17243
                                                                         17873                                17141
                                                                         17769                                17053
                                                                         18003                                17284
                                                                         18152                                17471
                                                                         18285                                17566
                                                                         18171                                17406
                                                                         18377                                17629
                                                                         18198                                17447
                                                                         18047                                17309
                                                                         18118                                17386
12/05                                                                    18274                                17551
                                                                         18303                                17552
                                                                         18342                                17610
                                                                         18191                                17438
                                                                         18175                                17406
                                                                         18148                                17387
                                                                         18173                                17424
                                                                         18392                                17660
                                                                         18668                                17930
                                                                         18819                                18088
                                                                         18976                                18207
                                                                         19204                                18419
12/06                                                                    19152                                18312

    --- TOTAL RETURN BOND IA              --- LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX
        $10,000 starting value                $10,000 starting value
        $19,152 ending value                  $18,312 ending value

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                1 YEAR  5 YEAR  10 YEAR
------------------------------------------------------------
Total Return Bond IA             4.80%   5.93%    6.71%
------------------------------------------------------------
Total Return Bond IB(3)          4.54%   5.67%    6.48%
------------------------------------------------------------
Lehman Brothers U.S. Aggregate
 Bond Index                      4.33%   5.06%    6.24%
------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

NASRI TOUTOUNGI
Managing Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA Shares of the Hartford Total Return Bond HLS Fund gained 4.80% for the year, vs. the Lehman Brothers U.S. Aggregate Bond Index which gained 4.33%. The Fund also outpaced the 4.14% average return of the Lipper VA Intermediate Investment Grade Funds category, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Sector allocation, duration (i.e. sensitivity to changes in interest rates) positioning and security selection all contributed to Fund outperformance during 2006. Sector allocation accounted for more than half of the Fund's outperformance during the period. The Fund was underweight (i.e. the Fund's sector position was less than the benchmark position) Treasuries versus the benchmark, which proved beneficial, as Treasuries underperformed the overall market. Our positions in the High Yield sector, driven largely by exposure to industrial issuers in the automotive industry (GMAC and Ford Motor Company), boosted performance. The Fund's underweight to mortgages detracted from performance, as this sector had positive excess returns.

Interest rate positioning accounted for more than a quarter of outperformance, with most of the value added during the first six months of the year. Early in the year, the strong economy, core inflation numbers and upward pressure on energy prices led to our view that the Federal Reserve Bank (the "Fed") would continue to raise rates, which proved accurate. Thus, the Fund's shorter duration (i.e. sensitivity to changes in interest rates) position during this period enhanced returns.

Security selection within the Investment Grade Corporate sector was also a positive performance driver. Leading this outperformance was the Fund's overweight to the hybrid sector of the corporate bond market. Research by our analyst team led to investment in these securities, which have generally provided superior yields with high liquidity. Also beneficial were tactical purchases on the long end (i.e. longer maturity) of the Industrial Investment Grade Corporate sector, as well as Technology, Media and Telecommunication holdings which underperformed early in the year but outperformed during the second half. Although spread tightening (i.e. the difference between short and long term interest rates narrowing) reduced overall attractiveness for emerging markets, we were able to identify a number of opportunities in specific issuers within the sector that added to the Fund's excess returns.

--------------------------------------------------------------------------------

WHAT IS YOUR OUTLOOK?

Economic leading indicators suggest that we are entering an environment of sub-par, though non-recessionary, growth. Employment and income data have offset weakness in housing. Monetary policy should remain on hold in the near future given the Fed's cautious outlook on inflation amidst moderating growth. As such, we have positioned the portfolio to be neutral on interest rates, but anticipate adding duration over the coming weeks and months. Having increased our allocations to investment grade corporate bonds and to high yield in the third quarter, we will maintain this stance unless more evidence arises that either inflation is out of hand or that leading indicators of growth point to a recession. If either of these unlikely scenarios becomes more apparent, we would seek to protect the portfolio's performance by migrating toward safer bonds such as Treasuries and Agencies. In the interim, given the amount of excess liquidity driven by foreign demand for U.S. assets, we remain optimistic on the prospects for credit to perform. We find little value in non-dollar (i.e. foreign) denominated sovereigns and corporates, as rates are expected to rise in Europe and Asia more so than in the U.S. That said, we view the dollar as overvalued, in particular versus the Japanese Yen. As a result, we may opportunistically invest in short duration, Yen-denominated securities.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.1%
-------------------------------------------------------------------
Capital Goods                                               0.9
-------------------------------------------------------------------
Consumer Cyclical                                           3.4
-------------------------------------------------------------------
Consumer Staples                                            0.7
-------------------------------------------------------------------
Energy                                                      2.2
-------------------------------------------------------------------
Finance                                                    31.5
-------------------------------------------------------------------
Foreign Governments                                         0.5
-------------------------------------------------------------------
General Obligations                                         0.2
-------------------------------------------------------------------
Health Care                                                 2.0
-------------------------------------------------------------------
Services                                                    4.3
-------------------------------------------------------------------
Technology                                                  5.5
-------------------------------------------------------------------
Transportation                                              0.8
-------------------------------------------------------------------
U.S. Government Agencies                                   31.8
-------------------------------------------------------------------
U.S. Government Securities                                  5.6
-------------------------------------------------------------------
Utilities                                                   1.9
-------------------------------------------------------------------
Short-Term Investments                                     20.8
-------------------------------------------------------------------
Other Assets & Liabilities                                (15.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY CREDIT QUALITY
as of December 31, 2006

                                                      PERCENTAGE OF
                                                        LONG-TERM
CREDIT QUALITY                                          HOLDINGS
-------------------------------------------------------------------
AAA                                                        54.7%
-------------------------------------------------------------------
AA                                                          4.5
-------------------------------------------------------------------
A                                                          10.0
-------------------------------------------------------------------
BBB                                                        14.2
-------------------------------------------------------------------
BB                                                         10.8
-------------------------------------------------------------------
B                                                           5.7
-------------------------------------------------------------------
NR                                                          0.1
-------------------------------------------------------------------
TOTAL                                                       100%
-------------------------------------------------------------------

Hartford U.S. Government Securities HLS Fund inception 3/24/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                               LEHMAN BROTHERS INTERMEDIATE GOV'T
                                                             U.S. GOVERNMENT SECURITIES IA                 BOND INDEX
                                                             -----------------------------     ----------------------------------
12/96                                                                    10000                                10000
                                                                         10034                                10038
                                                                         10051                                10054
                                                                          9935                                 9997
                                                                         10089                                10110
                                                                         10173                                10189
                                                                         10291                                10276
                                                                         10551                                10465
                                                                         10465                                10426
                                                                         10620                                10539
                                                                         10760                                10662
                                                                         10791                                10686
12/97                                                                    10908                                10772
                                                                         11061                                10913
                                                                         11040                                10901
                                                                         11080                                10934
                                                                         11124                                10987
                                                                         11240                                11063
                                                                         11348                                11137
                                                                         11359                                11179
                                                                         11600                                11390
                                                                         11869                                11656
                                                                         11807                                11676
                                                                         11850                                11639
12/98                                                                    11876                                11685
                                                                         11927                                11737
                                                                         11687                                11577
                                                                         11750                                11653
                                                                         11788                                11684
                                                                         11666                                11613
                                                                         11621                                11631
                                                                         11580                                11632
                                                                         11567                                11648
                                                                         11709                                11748
                                                                         11724                                11772
                                                                         11713                                11780
12/99                                                                    11647                                11743
                                                                         11596                                11703
                                                                         11717                                11801
                                                                         11862                                11935
                                                                         11840                                11930
                                                                         11844                                11963
                                                                         12065                                12153
                                                                         12160                                12233
                                                                         12344                                12370
                                                                         12448                                12478
                                                                         12542                                12564
                                                                         12767                                12748
12/00                                                                    13022                                12973
                                                                         13174                                13145
                                                                         13305                                13266
                                                                         13367                                13362
                                                                         13294                                13319
                                                                         13344                                13374
                                                                         13369                                13416
                                                                         13648                                13667
                                                                         13789                                13789
                                                                         14043                                14084
                                                                         14274                                14304
                                                                         14072                                14133
12/01                                                                    13999                                14066
                                                                         14092                                14126
                                                                         14251                                14243
                                                                         14069                                14028
                                                                         14336                                14291
                                                                         14458                                14391
                                                                         14586                                14571
                                                                         14864                                14844
                                                                         15077                                15014
                                                                         15350                                15272
                                                                         15311                                15261
                                                                         15214                                15141
12/02                                                                    15501                                15421
                                                                         15514                                15387
                                                                         15707                                15561
                                                                         15694                                15564
                                                                         15767                                15608
                                                                         15993                                15853
                                                                         15974                                15827
                                                                         15442                                15443
                                                                         15504                                15470
                                                                         15796                                15806
                                                                         15692                                15651
                                                                         15713                                15652
12/03                                                                    15834                                15774
                                                                         15918                                15859
                                                                         16058                                16011
                                                                         16147                                16122
                                                                         15790                                15762
                                                                         15734                                15711
                                                                         15793                                15751
                                                                         15898                                15865
                                                                         16111                                16101
                                                                         16115                                16107
                                                                         16209                                16206
                                                                         16073                                16055
12/04                                                                    16161                                16142
                                                                         16200                                16163
                                                                         16120                                16073
                                                                         16086                                16033
                                                                         16247                                16220
                                                                         16350                                16349
                                                                         16398                                16403
                                                                         16281                                16263
                                                                         16458                                16444
                                                                         16340                                16317
                                                                         16257                                16249
                                                                         16315                                16315
12/05                                                                    16412                                16414
                                                                         16425                                16413
                                                                         16441                                16416
                                                                         16380                                16365
                                                                         16390                                16380
                                                                         16385                                16385
                                                                         16410                                16415
                                                                         16583                                16587
                                                                         16775                                16773
                                                                         16890                                16895
                                                                         16970                                16975
                                                                         17127                                17110
12/06                                                                    17071                                17045

    --- U.S. GOVERNMENT SECURITIES IA          --- LEHMAN BROTHERS INTERMEDIATE GOV'T
        $10,000 starting value                     BOND INDEX
        $17,071 ending value                       $10,000 starting value
                                                   $17,045 ending value

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX is an unmanaged index of government bonds with maturities of between one and ten years.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 12/31/06)

                           1 YEAR  5 YEAR  10 YEAR
-------------------------------------------------------
U.S. Government
  Securities IA             4.01%   4.05%    5.49%
-------------------------------------------------------
U.S. Government
  Securities IB(2)          3.75%   3.79%    5.23%
-------------------------------------------------------
Lehman Brothers
  Intermediate Gov't Bond
  Index                     3.84%   3.92%    5.48%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

CHRISTOPHER HANLON, CFA              RUSSELL M. REGENAUER
Senior Vice President                Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA Shares of the Hartford U.S. Government Securities HLS Fund gained 4.01% for the year, outperforming the Lehman Brothers Intermediate Government Bond Index, which gained 3.84%. The Fund also outperformed the 2.81% average return of the Lipper VA U.S. Government Securities Funds category, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The primary driver of the Fund's outperformance was its above-benchmark exposure to Mortgage-Backed Securities (MBS), a posture we maintained throughout 2006. We continued to emphasize MBS in the portfolio in the belief that long-term rates would remain in a narrow trading range, providing a supportive environment for the sector. While there were brief periods of volatility in the markets, this environment largely came to pass, and MBS strongly outperformed other AAA sectors.

Within MBS, the vast majority of the portfolio's exposure was to agency Mortgage-Backed Securities. Overweights (i.e. the Fund's sector position was more than the benchmark position) to 30-year agency MBS relative to 15-year MBS contributed to performance as longer-term yields fell more than intermediates during the period. Holdings of newly issued mortgage pools performed the best and added to performance while underweights to 5.50% coupon mortgages hurt performance as these securities were favored by Asian investors for much of the year. Finally, the addition of high quality floating-rate Commercial Mortgage-Back Securities (CMBS) added to returns.

In addition to the CMBS, we also continued to add to the Fund's agency exposure as part of a broader effort to supplement the portfolio's exposure to highly rated securities with a yield advantage over Treasuries. We increased the Fund's exposure to U.S. Government guaranteed Small Business Administration (SBA) loans during the period and funded these purchases with the sale of Treasuries.

Other positions were less beneficial for performance. Duration (i.e. sensitivity to changes in interest rates) positioning ranged between defensive to slightly neutral to the benchmark over the course of the year and, as a result, was slightly negative in terms of relative (i.e. performance of the Fund as measured against the benchmark) gains. Although the portfolio benefited from an underweight to Treasuries, our security selection within that sector muted returns. We also largely eliminated the Fund's small exposure to Treasury

--------------------------------------------------------------------------------

inflation protected securities (TIPS) during the period in order to avoid further losses in this underperforming sector. We would, however, anticipate adding more of these securities should their prices reach attractive levels.

WHAT IS YOUR OUTLOOK?

We believe that the Federal Reserve Bank (the "Fed") has been successful in laying the groundwork for a likely "soft landing," characterized by a moderately slower economy and easing inflation pressures. Several key supports remain intact for the economy to stay out of recession, including continued strength in employment, softening oil prices and what appears to be a stabilizing housing market. Growth also looks strong in the rest of the world, a necessary development to address the twin budget and trade deficits in the U.S.
Within this environment, we anticipate keeping the portfolio's duration modestly conservative, with a neutral to slightly short duration relative to the benchmark. Should longer-term yields reach attractive levels (a development we see as likely in the first quarter of 2007), we would take the opportunity both to lengthen the portfolio's duration and to reposition the portfolio along the yield curve. We believe that mortgage-backed securities should continue to do well in such an environment and expect to maintain an overweight in MBS to capture any outperformance.

DIVERSIFICATION BY CREDIT QUALITY
as of December 31, 2006

                                                      PERCENTAGE OF
                                                        LONG-TERM
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        95.9%
-------------------------------------------------------------------
AA                                                          3.9
-------------------------------------------------------------------
NR                                                          0.2
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY SECTOR
as of December 31, 2006

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Asset and Commercial Mortgage Backed Securities            14.7%
-------------------------------------------------------------------
Corporate Bonds -- Investment Grade                         0.2
-------------------------------------------------------------------
U.S. Government Agencies                                   74.1
-------------------------------------------------------------------
U.S. Government Securities                                 15.8
-------------------------------------------------------------------
Short-Term Investments                                     14.5
-------------------------------------------------------------------
Other Assets & Liabilities                                (19.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Value HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          VALUE IA                   RUSSELL 1000 VALUE INDEX
                                                                          --------                   ------------------------
4/01                                                                       10000                              10000
                                                                           10116                              10225
                                                                           10070                               9998
                                                                           10103                               9977
                                                                            9795                               9577
                                                                            9140                               8903
                                                                            9130                               8826
                                                                            9720                               9339
12/01                                                                      10006                               9559
                                                                            9831                               9486
                                                                            9806                               9501
                                                                           10026                               9950
                                                                            9559                               9609
                                                                            9597                               9657
                                                                            9030                               9103
                                                                            8298                               8256
                                                                            8144                               8319
                                                                            7253                               7394
                                                                            7807                               7942
                                                                            8246                               8442
12/02                                                                       7741                               8076
                                                                            7473                               7881
                                                                            7365                               7670
                                                                            7406                               7683
                                                                            8024                               8359
                                                                            8552                               8899
                                                                            8630                               9010
                                                                            8708                               9144
                                                                            8885                               9286
                                                                            8742                               9196
                                                                            9267                               9759
                                                                            9416                               9891
12/03                                                                       9955                              10501
                                                                           10030                              10685
                                                                           10169                              10914
                                                                           10062                              10819
                                                                            9885                              10554
                                                                           10043                              10662
                                                                           10244                              10914
                                                                            9872                              10760
                                                                            9934                              10913
                                                                           10049                              11082
                                                                           10242                              11267
                                                                           10644                              11836
12/04                                                                      11021                              12233
                                                                           10830                              12016
                                                                           11279                              12414
                                                                           11024                              12243
                                                                           10904                              12024
                                                                           11109                              12314
                                                                           11185                              12448
                                                                           11590                              12809
                                                                           11575                              12753
                                                                           11754                              12932
                                                                           11475                              12603
                                                                           11864                              13018
12/05                                                                      11917                              13096
                                                                           12383                              13604
                                                                           12529                              13687
                                                                           12660                              13873
                                                                           12998                              14225
                                                                           12724                              13866
                                                                           12826                              13954
                                                                           13154                              14294
                                                                           13405                              14533
                                                                           13645                              14823
                                                                           13923                              15308
                                                                           14166                              15657
12/06                                                                      14518                              16009

    --- VALUE IA                               --- RUSSELL 1000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $14,518 ending value                       $16,009 ending value

RUSSELL 1000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                              SINCE
                          1 YEAR   5 YEAR   INCEPTION
----------------------------------------------------------
Value IA                  21.82%    7.73%     6.79%
----------------------------------------------------------
Value IB                  21.52%    7.47%     6.54%
----------------------------------------------------------
Russell 1000 Value Index  22.25%   10.86%     8.65%
----------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

JOHN R. RYAN, CFA
Senior Vice President, Managing Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the 12-month period ending December 31, 2006, Hartford Value HLS Fund Class IA shares returned 21.82%, slightly underperforming the Russell 1000 Value Index return of 22.25%, but outperforming the Lipper Large Cap Value VA-UF peer group average return of 19.00%, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the period, U.S. equities posted strong positive returns supporting the Fund's positive absolute (i.e. total return) return for the year. For the seventh year in a row, value-oriented stocks outperformed growth-oriented stocks, measured by the Russell 1000 Value Index (22.25%) versus the Russell 1000 Growth Index (9.07%). All ten broad industry sectors of the Fund's Russell 1000 Value benchmark posted positive double-digit returns, with Telecommunication Services and Energy leading the way. In addition, small cap stocks continued to dominate large and mid cap stocks in each of the last seven years. The Russell 2000 Small Cap Index returned 18.37%, compared to the S&P 500 Index return of 15.78% and the S&P 400 Mid Cap Index return of 10.32%.

Stock selection within Financials, Industrials, Telecommunication Services, and Energy was the primary driver of the Fund's benchmark relative (i.e. performance of the Fund as measured against the benchmark) performance. The top three contributors on a relative basis were Caterpillar (Industrials), BellSouth (Telecommunication Services) and Goldman Sachs (Diversified Financials). In addition, Exxon Mobil (Energy) and AT&T (Telecommunication Services) were also large absolute (total return) contributors to performance. We eliminated our position in Caterpillar by taking profits given concerns that future earnings growth would be below expectations. BellSouth and AT&T benefited from the strongly anticipated merger of the two companies. Strong capital markets along with robust investment banking prospects resulted in rising earning expectations and strong stock performance for Goldman Sachs. Exxon Mobil's shares were supported by the continued supply/demand imbalance in energy. We held our position in Goldman Sachs and Exxon Mobil at the end of the period.

Key detractors on both a relative and an absolute basis were Wellpoint Health (Health Care), whose shares traded on volatility within the managed care industry despite strong results; PepsiCo (Consumer Staples), whose shares lagged over concerns that input cost pressures will weigh on earnings; Nike (Consumer Discretionary), whose shares struggled due to weakness in the marquee athletic footwear; and Sprint Nextel (Telecommunication Services) whose stock declined as the company continued to find difficulty in combining two different networks following their merger and migrating its customer base onto its new CDMA platform. At the end of the period, we had eliminated Nike and significantly reduced our position in Wellpoint Health.

--------------------------------------------------------------------------------

WHAT IS YOUR OUTLOOK?

We expect the global economy to transition from slower activity in the first half of 2007 to stronger activity in the second half and beyond. Weakness in the U.S. and Continental Europe should be partially offset by more robust growth in the United Kingdom and Japan, as well as ongoing strength in the emerging economies. The temporary global growth pause will likely reduce inflationary pressures and allow central banks to maintain a steady hand, setting the stage for a resumed expansion in 2008. Moderate inflation, stable monetary policies and the outlook for stronger global growth next year should provide a favorable backdrop for financial markets.

In this environment, we have reduced further the cyclicality of our portfolios, which has been ongoing for several consecutive quarters. We methodically decreased our exposure to the Consumer, Energy, and mortgage-related Financial Institutions and increased our exposure to less cyclical areas, including Telecommunications, Consumer Non-Durables, and non-credit sensitive Financial Institutions.

At the end of the period, relative to the Russell 1000 Value Index, the Fund was overweight (i.e. the Fund's sector position was more than the benchmark position) Consumer Staples, Industrials, Information Technology, Health Care and Telecommunication Services and underweight Financials, Consumer Discretionary, Energy, Utilities and Materials.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             4.6%
-------------------------------------------------------------------
Capital Goods                                               6.7
-------------------------------------------------------------------
Consumer Cyclical                                           6.1
-------------------------------------------------------------------
Consumer Staples                                            5.7
-------------------------------------------------------------------
Energy                                                      9.6
-------------------------------------------------------------------
Finance                                                    30.4
-------------------------------------------------------------------
Health Care                                                 7.4
-------------------------------------------------------------------
Services                                                    2.7
-------------------------------------------------------------------
Technology                                                 16.0
-------------------------------------------------------------------
Transportation                                              3.1
-------------------------------------------------------------------
Utilities                                                   4.8
-------------------------------------------------------------------
Short-Term Investments                                      6.6
-------------------------------------------------------------------
Other Assets & Liabilities                                 (3.7)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Value Opportunities HLS Fund inception 5/1/1996
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   VALUE OPPORTUNITIES IA            RUSSELL 3000 VALUE INDEX
                                                                   ----------------------            ------------------------
12/96                                                                      10000                              10000
                                                                           10344                              10450
                                                                           10478                              10598
                                                                           10105                              10227
                                                                           10461                              10628
                                                                           11063                              11247
                                                                           11350                              11738
                                                                           11960                              12583
                                                                           11552                              12196
                                                                           12102                              12941
                                                                           11770                              12580
                                                                           12282                              13095
12/97                                                                      12523                              13483
                                                                           12613                              13287
                                                                           13355                              14172
                                                                           13889                              15011
                                                                           13943                              15109
                                                                           13645                              14855
                                                                           13820                              15020
                                                                           13329                              14673
                                                                           11367                              12480
                                                                           11837                              13195
                                                                           12580                              14165
                                                                           13304                              14802
12/98                                                                      13731                              15303
                                                                           13933                              15388
                                                                           13572                              15108
                                                                           13950                              15388
                                                                           14943                              16823
                                                                           14589                              16688
                                                                           15175                              17181
                                                                           14713                              16684
                                                                           14260                              16066
                                                                           13651                              15522
                                                                           14217                              16329
                                                                           14266                              16215
12/99                                                                      14961                              16321
                                                                           14360                              15796
                                                                           13512                              14766
                                                                           15612                              16437
                                                                           15722                              16265
                                                                           15945                              16407
                                                                           14959                              15740
                                                                           15313                              15959
                                                                           16465                              16836
                                                                           16064                              16973
                                                                           17268                              17359
                                                                           16700                              16733
12/00                                                                      17728                              17633
                                                                           18539                              17728
                                                                           18049                              17267
                                                                           17165                              16680
                                                                           18449                              17495
                                                                           18459                              17892
                                                                           18327                              17573
                                                                           17835                              17510
                                                                           16898                              16853
                                                                           15017                              15619
                                                                           15232                              15521
                                                                           16382                              16438
12/01                                                                      17277                              16869
                                                                           16822                              16765
                                                                           16673                              16797
                                                                           17232                              17626
                                                                           16128                              17115
                                                                           15747                              17148
                                                                           14319                              16211
                                                                           13083                              14637
                                                                           13293                              14735
                                                                           11695                              13138
                                                                           12744                              14055
                                                                           13777                              14956
12/02                                                                      12966                              14307
                                                                           12671                              13956
                                                                           12270                              13578
                                                                           12286                              13609
                                                                           13716                              14813
                                                                           14798                              15808
                                                                           14995                              16011
                                                                           15194                              16290
                                                                           15849                              16571
                                                                           15833                              16407
                                                                           16842                              17436
                                                                           17402                              17706
12/03                                                                      18395                              18761
                                                                           18991                              19116
                                                                           19293                              19522
                                                                           19082                              19386
                                                                           18612                              18870
                                                                           18795                              19065
                                                                           19345                              19556
                                                                           18663                              19228
                                                                           18743                              19494
                                                                           19106                              19835
                                                                           19655                              20162
                                                                           20765                              21247
12/04                                                                      21867                              21940
                                                                           21219                              21511
                                                                           21964                              22200
                                                                           21629                              21882
                                                                           20864                              21428
                                                                           21771                              22008
                                                                           22225                              22311
                                                                           22895                              23012
                                                                           22853                              22873
                                                                           22606                              23162
                                                                           21930                              22575
                                                                           23185                              23332
12/05                                                                      23687                              23443
                                                                           24636                              24444
                                                                           24709                              24579
                                                                           25001                              24989
                                                                           25769                              25571
                                                                           24985                              24888
                                                                           24824                              25060
                                                                           24615                              25580
                                                                           25137                              26038
                                                                           25730                              26533
                                                                           26847                              27446
                                                                           27801                              28086
12/06                                                                      28193                              28681

    --- VALUE OPPORTUNITIES IA                 --- RUSSELL 3000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $28,193 ending value                       $28,681 ending value

RUSSELL 3000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 12/31/06)

                          1 YEAR   5 YEAR   10 YEAR
--------------------------------------------------------
Value Opportunities IA    19.02%   10.29%   10.92%
--------------------------------------------------------
Value Opportunities
  IB(2)                   18.73%   10.02%   10.65%
--------------------------------------------------------
Russell 3000 Value Index  22.34%   11.20%   11.11%
--------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

JAMES H. AVERILL             DAVID R. FASSNACHT, CFA      JAMES N. MORDY               DAVID W. PALMER, CFA
Senior Vice President,       Senior Vice President,       Senior Vice President,       Vice President
Partner                      Partner                      Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the 12-month period ended December 31, 2006, the Class IA shares of the Hartford Value Opportunities HLS Fund returned 19.02%, underperforming the Russell 3000 Value Index return of 22.34% but outperforming the Lipper Multi Cap Value VA-UF average return of 17.30%, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The U.S. equity markets posted strong double-digit returns for the year. For the seventh year in a row, value-oriented stocks outperformed growth-oriented stocks, measured by the Russell 3000 Value Index (22.34%) versus the Russell 3000 Growth Index (9.46%). All ten broad industry sectors of the Fund's Russell 3000 Value benchmark posted positive double-digit returns, with Telecommunication Services and Energy leading the way. In addition, small cap stocks also continued to dominate large and mid cap stocks in each of the last seven years. In 2006, the Russell 2000 Small Cap Index returned 18.37%, compared to the S&P 500 Index return of 15.78% and the S&P 400 MidCap Index return of 10.32%.

The Fund's underperformance relative to the benchmark was due to poor stock selection within six of the ten broad industry sectors of the market. The Fund's holdings within Financials, Consumer Discretionary, and Health Care were among the weakest contributors. Key detractors from relative (i.e. performance of the Fund as measured against the benchmark) performance included Foot Locker (Retailing), Cinram (Media) and Capital One Financial (Diversified Financials). Foot Locker's shares declined following management's indication that they have no interest in selling to a private equity buyer as has been rumored for some time. In addition, sales within the U.S. and Europe continued to be weak. Cinram's shares declined on concerns that their largest shareholder, a failed hedge fund, would be forced into a disorderly liquidation of their position. In addition, Cinram's largest DVD customer, Time Warner (Consumer Discretionary), had a weak year in DVD sales which hurt volumes and profits. Capital One Financial's shares struggled due to their merger with North Fork Bancorp earlier in the year. In addition, on an absolute (i.e. total return) basis, YRC Worldwide (Industrials), which suffered from merger-related indigestion and Boston Scientific (Health Care), whose stock struggled with softer sales of implantable cardiac defibrillators, also detracted from performance. We did not own either of these stocks at the end of the period. The Fund's underweight (i.e. the Fund's sector position was less than the benchmark position) position in Telecommunication Services, the top performing sector during the period, and an overweight in Information Technology, a relative underperformer, also detracted from performance.

Key contributors to relative and absolute performance were Cisco Systems (Information Technology), Comcast (Consumer Discretionary) and UAL Corp. (Transportation). Cisco benefited from

--------------------------------------------------------------------------------

the strong secular (i.e. long term) move of enterprise and service provider networks toward all-Internet Protocol networks, which plays into the company's strength. Comcast's shares rose due to its continued success in offering customers with the "triple play" -- cable, internet and wireline services. UAL's shares rose due to the normalization of travel following the London bombing threat in August and lower jet fuel cost. We held all three stocks at the end of the period.

WHAT IS THE OUTLOOK?

We expect to see continued moderation of U.S. economic growth in the early part of 2007 as inventory corrections continue throughout a number of industries, including those tied to the weak residential housing market. As a result, we believe earnings growth will moderate in 2007, though there is room for stock valuation multiples to expand given the continued low level of interest rates.

Given this environment and as a result of our bottom-up stock picking, our most significant overweight positions relative to the Russell 3000 Value Index are:
Information Technology, Consumer Discretionary, Materials, Industrials and Health Care. Despite the likelihood of a softening economy next year, we think our stocks are undervalued and have solid catalysts for appreciation. By far our largest benchmark relative underweight remains Financials due to expectations for continued earnings pressure from the flat yield curve, probable worsening of credit conditions, and valuations that are not compensatory. Utilities, Consumer Staples, Telecommunications Services and Energy are also notably underweight, given their high valuations relative to earnings growth potential.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             9.0%
-------------------------------------------------------------------
Capital Goods                                               5.3
-------------------------------------------------------------------
Consumer Cyclical                                           8.3
-------------------------------------------------------------------
Consumer Staples                                            2.1
-------------------------------------------------------------------
Energy                                                      9.2
-------------------------------------------------------------------
Finance                                                    29.0
-------------------------------------------------------------------
Health Care                                                 7.2
-------------------------------------------------------------------
Services                                                    7.3
-------------------------------------------------------------------
Technology                                                 17.4
-------------------------------------------------------------------
Transportation                                              4.4
-------------------------------------------------------------------
Short-Term Investments                                     10.0
-------------------------------------------------------------------
Other Assets & Liabilities                                 (9.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

                      (This page intentionally left blank)

 HARTFORD ADVISERS HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- 67.8%
             BASIC MATERIALS -- 3.5%
     3,205   Alcoa, Inc. ......................................  $    96,194
       834   Cameco Corp. .....................................       33,719
     1,588   Companhia Vale do Rio Doce ADR....................       47,233
       929   Dow Chemical Co. .................................       37,092
       609   E.I. DuPont de Nemours & Co. .....................       29,645
     1,148   Mittal Steel Co. .................................       48,402
                                                                 -----------
                                                                     292,285
                                                                 -----------
             CAPITAL GOODS -- 1.8%
     1,046   American Standard Cos., Inc. .....................       47,977
       644   Boeing Co. .......................................       57,177
       513   Deere & Co. ......................................       48,799
                                                                 -----------
                                                                     153,953
                                                                 -----------
             CONSUMER CYCLICAL -- 6.0%
     1,335   Altria Group, Inc. ...............................      114,604
     3,128   Circuit City Stores, Inc. ........................       59,373
     2,198   D.R. Horton, Inc. ................................       58,212
     1,434   eBay, Inc. (D)....................................       43,105
     1,390   Gap, Inc. ........................................       27,113
     1,289   Home Depot, Inc. .................................       51,758
     1,177   Lowe's Cos., Inc. ................................       36,657
       443   Toyota Motor Corp. (A)............................       29,669
     1,898   Wal-Mart Stores, Inc. ............................       87,640
                                                                 -----------
                                                                     508,131
                                                                 -----------
             CONSUMER STAPLES -- 4.3%
       441   Bunge Ltd. .......................................       31,984
       520   Clorox Co. .......................................       33,384
         6   Japan Tobacco, Inc. (A)...........................       30,968
     1,457   PepsiCo, Inc. ....................................       91,154
     1,488   Procter & Gamble Co. .............................       95,653
     1,345   Tyson Foods, Inc. Class A.........................       22,119
     2,133   Unilever N.V. NY Shares...........................       58,113
                                                                 -----------
                                                                     363,375
                                                                 -----------
             ENERGY -- 4.2%
       342   CNOOC Ltd. ADR....................................       32,392
     1,321   EnCana Corp. .....................................       60,714
     1,227   ExxonMobil Corp. .................................       94,040
     2,911   Halliburton Co. ..................................       90,380
       997   Occidental Petroleum Corp. .......................       48,659
        73   Ultra Petroleum Corp (D)..........................        3,476
       611   XTO Energy, Inc. .................................       28,752
                                                                 -----------
                                                                     358,413
                                                                 -----------
             FINANCE -- 15.1%
     3,126   Aegon N.V. (A)....................................       59,323
     5,032   Akbank T.A.S. (A).................................       30,194
     1,929   American International Group, Inc. ...............      138,246
     2,435   Bank of America Corp. ............................      130,020
     1,268   Bank of New York Co., Inc. .......................       49,929
       709   Capital One Financial Corp. ......................       54,450
     2,984   Citigroup, Inc. ..................................      166,234
     1,789   Countrywide Financial Corp. ......................       75,960
     2,341   E*Trade Financial Corp. (D).......................       52,474

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
             FINANCE -- (CONTINUED)
       667   Federal Home Loan Mortgage Corp. .................  $    45,316
       571   ING Groep N.V. ...................................       25,239
         5   Mitsubishi UFJ Financial Group, Inc. (A)..........       62,500
       361   Muenchener Rueckversicherungs-Gesellschaft AG
               (A).............................................       61,955
       960   State Street Corp. ...............................       64,709
     1,850   UBS AG............................................      111,582
     2,221   UnitedHealth Group, Inc. .........................      119,318
     1,522   Western Union Co..................................       34,123
                                                                 -----------
                                                                   1,281,572
                                                                 -----------
             HEALTH CARE -- 7.0%
     1,732   Abbott Laboratories...............................       84,366
     4,278   Boston Scientific Corp. (D).......................       73,498
     3,088   Bristol-Myers Squibb Co. .........................       81,274
       344   Cardinal Health, Inc. ............................       22,183
     3,808   Elan Corp. plc ADR (D)............................       56,161
     1,735   Eli Lilly & Co. ..................................       90,399
     1,897   Sanofi-Aventis S.A. ADR...........................       87,589
     2,542   Schering-Plough Corp. ............................       60,088
     1,790   Shionogi & Co. Ltd. (A)...........................       35,154
                                                                 -----------
                                                                     590,712
                                                                 -----------
             SERVICES -- 6.2%
     1,511   Accenture Ltd. Class A............................       55,783
       503   Fluor Corp. ......................................       41,062
       699   Monster Worldwide, Inc. (D).......................       32,601
     5,542   Sun Microsystems, Inc. (D)(G).....................       30,039
     2,357   Time Warner, Inc. ................................       51,327
     1,800   United Parcel Service, Inc. Class B...............      134,957
     1,715   Viacom, Inc. Class B (D)..........................       70,375
     1,235   Walt Disney Co. ..................................       42,337
     4,415   XM Satellite Radio Holdings, Inc. Class A (D).....       63,803
                                                                 -----------
                                                                     522,284
                                                                 -----------
             TECHNOLOGY -- 19.0%
     1,287   Adobe Systems, Inc. (D)...........................       52,901
     3,852   AT&T, Inc. .......................................      137,716
     1,659   Broadcom Corp. Class A (D)........................       53,615
     5,343   Cisco Systems, Inc. (D)...........................      146,030
     2,914   Corning, Inc. (D).................................       54,519
     8,432   EMC Corp. (D).....................................      111,297
     4,433   First Data Corp. .................................      113,125
     4,793   Flextronics International Ltd. (D)................       55,025
     7,219   General Electric Co. .............................      268,630
       194   Google, Inc. (D)..................................       89,517
     2,525   Maxim Integrated Products, Inc. ..................       77,309
     2,512   Medtronic, Inc. ..................................      134,390
     2,697   Microsoft Corp. ..................................       80,523
     1,121   Motorola, Inc. ...................................       23,046
     1,140   Sharp Corp. (A)...................................       19,601
     4,347   Sprint Nextel Corp. ..............................       82,113
     1,677   Texas Instruments, Inc. ..........................       48,303
     2,368   Yahoo!, Inc. (D)..................................       60,476
                                                                 -----------
                                                                   1,608,136
                                                                 -----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- (CONTINUED)
             UTILITIES -- 0.7%
     2,588   British Energy Group plc (D)(A)...................  $    27,432
       221   E.On AG (A).......................................       29,802
                                                                 -----------
                                                                      57,234
                                                                 -----------
             Total common stock
               (cost $5,293,269)...............................  $ 5,736,095
                                                                 -----------
PRINCIPAL
  AMOUNT
----------
MUNICIPAL BONDS -- 0.2%
             GENERAL OBLIGATIONS -- 0.2%
$   10,000   Oregon School Boards Association, Taxable Pension,
               4.76%, 06/30/2028...............................  $     9,080
    10,000   State of Illinois, Taxable Pension,
               5.10%, 06/01/2033...............................        9,584
                                                                 -----------
             Total municipal bonds
               (cost $19,888)..................................  $    18,664
                                                                 -----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 2.9%
             FINANCE -- 2.9%
    17,200   Asset Securitization Corp.,
               6.93%, 02/14/2043...............................  $    18,513
     7,301   Asset Securitization Corp.,
               7.49%, 04/14/2029...............................        7,314
     4,590   Banc of America Commercial Mortgage, Inc.,
               5.35%, 09/10/2047 (L)...........................        4,561
     9,575   Bear Stearns Commercial Mortgage Securities, Inc.,
               5.30%, 10/12/2042 (L)...........................        9,511
       676   Capital Auto Receivables Asset Trust,
               2.00%, 11/15/2007...............................          676
     3,255   Centex Home Equity,
               4.72%, 10/25/2031...............................        3,227
    16,000   Citibank Credit Card Issuance Trust,
               2.55%, 01/20/2009...............................       15,980
    15,000   Citigroup/Deutsche Bank Commercial Mortgage Trust,
               5.40%, 07/15/2044 (L)...........................       14,966
    15,000   Commercial Mortgage Pass Through Certificates,
               5.12%, 06/10/2044...............................       14,789
     5,322   Connecticut RRB Special Purpose Trust CL&P,
               5.73%, 03/30/2009...............................        5,323
     3,952   Countrywide Home Loans,
               5.29%, 11/25/2035 (L)...........................        3,931
     7,365   Credit Suisse Mortgage Capital Certificates,
               5.47%, 09/15/2039...............................        7,422
     6,945   Credit Suisse Mortgage Capital Certificates,
               5.61%, 02/15/2039 (L)...........................        7,057

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
             FINANCE -- (CONTINUED)
$   10,385   Greenwich Capital Commercial Funding Corp.,
               5.22%, 04/10/2037 (L)...........................  $    10,311
     9,327   Harley-Davidson Motorcycle Trust,
               2.53%, 11/15/2011...............................        9,100
     9,125   Household Automotive Trust,
               5.28%, 09/17/2011...............................        9,152
     6,305   JP Morgan Chase Commercial Mortgage Security
               Corp.,
               5.34%, 12/15/2044 (L)...........................        6,282
     7,755   JP Morgan Chase Commercial Mortgage Security
               Corp.,
               5.48%, 12/12/2044...............................        7,829
     2,894   Marriott Vacation Club Owner Trust,
               5.36%, 10/20/2028 (I)...........................        2,888
     3,963   Merrill Lynch Mortgage Investors Trust,
               5.89%, 03/25/2036 (L)...........................        3,996
    15,000   Merrill Lynch Mortgage Trust,
               5.05%, 07/12/2038...............................       14,711
     9,580   Morgan Stanley Capital I,
               5.23%, 09/15/2042...............................        9,505
    10,853   Residential Accredit Loans, Inc.,
               5.27%, 02/25/2035 (L)...........................       10,778
    12,910   Susquehanna Auto Lease Trust,
               5.21%, 03/16/2009 (I)...........................       12,891
       182   USAA Auto Owner Trust,
               2.06%, 04/15/2008...............................          181
    10,000   Wachovia Bank Commercial Mortgage Trust,
               5.12%, 07/15/2042...............................        9,839
     9,918   Wells Fargo Mortgage Backed Securities Trust,
               4.55%, 03/25/2035 (L)...........................        9,774
    14,130   Wells Fargo Mortgage Backed Securities Trust,
               5.54%, 04/25/2036 (L)...........................       14,091
                                                                 -----------
             Total asset & commercial
               mortgage backed securities
               (cost $243,470).................................  $   244,598
                                                                 -----------
CORPORATE BONDS: INVESTMENT GRADE -- 10.5%
             BASIC MATERIALS -- 0.1%
    10,000   Alcan, Inc.,
               7.25%, 11/01/2028...............................  $    11,181
                                                                 -----------
             CONSUMER CYCLICAL -- 0.8%
     9,400   DaimlerChrysler N.A. Holdings Corp.,
               5.88%, 03/15/2011...............................        9,435
     9,550   DaimlerChrysler N.A. Holdings Corp.,
               6.50%, 11/15/2013...............................        9,805
     3,084   Federated Retail Holdings, Inc.,
               5.90%, 12/01/2016...............................        3,079
    12,946   SCL Term Aereo Santiago S.A.,
               6.95%, 07/01/2012 (I)...........................       13,158

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
             CONSUMER CYCLICAL -- (CONTINUED)
$   14,200   Target Corp.,
               5.88%, 11/01/2008...............................  $    14,369
    15,000   Wal-Mart Stores, Inc.,
               6.88%, 08/10/2009...............................       15,627
                                                                 -----------
                                                                      65,473
                                                                 -----------
             CONSUMER STAPLES -- 1.0%
     6,500   Coca-Cola Enterprises, Inc.,
               6.75%, 09/15/2028...............................        7,137
       500   Coca-Cola Enterprises, Inc.,
               8.50%, 02/01/2022...............................          634
    13,140   Colgate-Palmolive Co.,
               5.58%, 11/06/2008...............................       13,245
    13,037   ConAgra Foods, Inc.,
               7.88%, 09/15/2010...............................       14,108
     9,825   Diageo Capital plc,
               4.38%, 05/03/2010...............................        9,557
    13,400   PepsiAmericas, Inc.,
               6.38%, 05/01/2009...............................       13,633
    20,775   Procter & Gamble Co.,
               9.36%, 01/01/2021...............................       26,021
     2,975   Weyerhaeuser Co.,
               7.38%, 03/15/2032...............................        3,105
                                                                 -----------
                                                                      87,440
                                                                 -----------
             FINANCE -- 5.5%
    16,800   Ace INA Holdings, Inc.,
               5.88%, 06/15/2014...............................       17,123
    10,500   AMBAC Financial Group, Inc.,
               5.95%, 12/05/2035...............................       10,456
       500   American General Finance Corp.,
               6.63%, 02/15/2029...............................          552
    20,000   AXA Financial, Inc.,
               7.00%, 04/01/2028...............................       22,511
    20,000   Bank of America Corp.,
               5.88%, 02/15/2009...............................       20,281
     4,830   BB&T Corp.,
               4.90%, 06/30/2017...............................        4,568
    17,000   Berkshire Hathaway Finance Corp.,
               4.85%, 01/15/2015...............................       16,472
    12,585   Brandywine Operating Partnership,
               6.00%, 04/01/2016...............................       12,804
     3,750   Capital One Bank,
               6.50%, 06/13/2013...............................        3,953
     3,900   Capital One Financial Corp.,
               5.70%, 09/15/2011...............................        3,958
    10,000   Cincinnati Financial Corp.,
               6.92%, 05/15/2028...............................       11,068
     6,500   Citigroup, Inc.,
               3.63%, 02/09/2009...............................        6,308
     8,800   Citigroup, Inc.,
               6.00%, 10/31/2033...............................        9,013
     1,000   Citigroup, Inc.,
               6.50%, 01/18/2011...............................        1,046

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
             FINANCE -- (CONTINUED)
$    8,920   Credit Suisse First Boston USA, Inc.,
               4.88%, 01/15/2015...............................  $     8,650
     7,900   Developers Diversified Realty Corp.,
               5.38%, 10/15/2012...............................        7,824
    13,500   EOP Operating L.P.,
               4.75%, 03/15/2014...............................       13,374
    16,355   ERAC USA Finance Co.,
               7.35%, 06/15/2008 (I)...........................       16,764
     4,525   Everest Reinsurance Holdings, Inc.,
               5.40%, 10/15/2014...............................        4,431
     8,000   Genworth Financial, Inc.,
               6.15%, 11/15/2066...............................        7,989
    11,550   HSBC Bank USA,
               3.88%, 09/15/2009...............................       11,199
    10,500   International Lease Finance Corp.,
               5.00%, 09/15/2012...............................       10,287
    12,650   Jackson National Life Insurance Co.,
               8.15%, 03/15/2027 (I)...........................       15,679
     8,320   John Deere Capital Corp.,
               4.88%, 10/15/2010...............................        8,175
    14,375   JP Morgan Chase & Co.,
               5.13%, 09/15/2014...............................       14,135
       750   KeyCorp Capital II,
               6.88%, 03/17/2029...............................          788
     7,880   Kimco Realty Corp.,
               5.78%, 03/15/2016...............................        7,980
     8,750   Liberty Mutual Group, Inc.,
               5.75%, 03/15/2014 (I)...........................        8,718
    20,000   Liberty Property L.P.,
               7.25%, 08/15/2007...............................       20,109
     6,875   National City Corp.,
               6.88%, 05/15/2019...............................        7,571
    30,000   New England Mutual Life Insurance Co.,
               7.88%, 02/15/2024 (I)...........................       36,308
     6,500   Prologis Trust,
               5.63%, 11/15/2016...............................        6,451
    11,000   Prudential Financial, Inc.,
               5.50%, 03/15/2016...............................       10,997
       500   Republic New York Capital I,
               7.75%, 11/15/2006...............................          519
     1,250   Santander Central Hispano Issuances Ltd.,
               7.63%, 11/03/2009...............................        1,325
    15,100   Simon Property Group L.P.,
               6.10%, 05/01/2016...............................       15,652
     7,250   Sovereign Capital Trust IV,
               7.91%, 06/13/2036...............................        8,155
    14,600   Torchmark Corp.,
               8.25%, 08/15/2009...............................       15,586
     9,000   Toyota Motor Credit Corp.,
               5.50%, 12/15/2008...............................        9,026
    21,400   U.S. Bank NA,
               4.95%, 10/30/2014...............................       20,839
     5,500   UnitedHealth Group, Inc.,
               4.75%, 02/10/2014...............................        5,278
     5,345   Wachovia Capital Trust III,
               5.80%, 08/29/2049...............................        5,389

The accompanying notes are an integral part of these financial statements.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
             FINANCE -- (CONTINUED)
$   10,000   Wachovia Corp.,
               5.25%, 08/01/2014...............................  $     9,878
     2,725   Wellpoint, Inc.,
               5.00%, 01/15/2011...............................        2,692
     1,000   Wells Fargo Bank NA,
               6.45%, 02/01/2011...............................        1,044
     2,760   Willis North America, Inc.,
               5.63%, 07/15/2015...............................        2,642
                                                                 -----------
                                                                     455,567
                                                                 -----------
             HEALTH CARE -- 0.4%
     9,000   Becton, Dickinson & Co.,
               6.70%, 08/01/2028...............................        9,872
     7,725   CVS Corp.,
               6.13%, 08/15/2016...............................        7,971
     8,575   Pharmacia Corp.,
               6.60%, 12/01/2028...............................        9,708
     8,000   Wyeth,
               7.25%, 03/01/2023...............................        9,069
                                                                 -----------
                                                                      36,620
                                                                 -----------
             SERVICES -- 0.9%
    13,500   COX Communications, Inc.,
               5.45%, 12/15/2014...............................       13,152
    15,000   FedEx Corp.,
               3.50%, 04/01/2009...............................       14,407
     7,850   Harrah's Operating Co., Inc.,
               6.50%, 06/01/2016...............................        7,028
    10,900   Harvard University,
               8.13%, 04/15/2007...............................       10,983
    10,800   News America, Inc.,
               6.40%, 12/15/2035...............................       10,729
     5,530   Time Warner, Inc.,
               5.50%, 11/15/2011...............................        5,516
    15,020   Viacom, Inc.,
               6.88%, 04/30/2036...............................       14,850
                                                                 -----------
                                                                      76,665
                                                                 -----------
             TECHNOLOGY -- 1.2%
    10,000   BellSouth Telecommunications,
               6.38%, 06/01/2028...............................       10,011
    15,000   Comcast Cable Communications, Inc.,
               6.88%, 06/15/2009...............................       15,517
     1,000   Comcast Cable Communications, Inc.,
               8.50%, 05/01/2027...............................        1,228
     8,500   Deutsche Telekom International Finance B.V.,
               8.25%, 06/15/2030...............................       10,449
     3,400   Embarq Corp.,
               7.08%, 06/01/2016...............................        3,461
    19,425   General Electric Co.,
               5.00%, 02/01/2013...............................       19,209
    14,325   Siemens Finance,
               5.75%, 10/17/2016 (I)...........................       14,518
    15,000   Telecom Italia Capital,
               5.25%, 10/01/2015...............................       14,012

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
             TECHNOLOGY -- (CONTINUED)
$    5,000   Verizon Communications, Inc.,
               5.35%, 02/15/2011...............................  $     5,008
     4,400   Verizon Communications, Inc.,
               5.55%, 02/15/2016...............................        4,385
       500   Verizon Global Funding Corp.,
               7.25%, 12/01/2010...............................          533
       500   Verizon Global Funding Corp.,
               7.75%, 12/01/2030...............................          586
                                                                 -----------
                                                                      98,917
                                                                 -----------
             TRANSPORTATION -- 0.1%
     8,700   Southwest Airlines Co.,
               5.75%, 12/15/2016...............................        8,526
                                                                 -----------
             UTILITIES -- 0.5%
     1,000   Alabama Power Co.,
               7.13%, 10/01/2007...............................        1,012
     4,605   Consolidated Edison,
               5.30%, 12/01/2016...............................        4,525
     7,800   Midamerican Energy Holdings Co.,
               6.13%, 04/01/2036...............................        7,863
    17,285   Northern Border Pipeline Co.,
               7.75%, 09/01/2009...............................       18,280
     8,000   Southern Cal Edison Co.,
               5.55%, 01/15/2037...............................        7,646
     3,335   Taqa Abu Dhabi National,
               5.88%, 10/27/2016 (I)...........................        3,359
       750   TransCanada Pipelines Ltd.,
               6.49%, 01/21/2009...............................          766
                                                                 -----------
                                                                      43,451
                                                                 -----------
             Total corporate bonds: investment grade
               (cost $866,744).................................  $   883,840
                                                                 -----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 0.1%
             SERVICES -- 0.1%
    10,400   Times Mirror Co.,
               7.50%, 07/01/2023...............................  $     9,222
     3,100   Wyndham Worldwide,
               6.00%, 12/01/2016 (I)...........................        3,045
                                                                 -----------
             Total corporate bonds: non-investment grade
               (cost $14,233)..................................  $    12,267
                                                                 -----------
U.S. GOVERNMENT SECURITIES -- 12.3%
             OTHER DIRECT FEDERAL OBLIGATIONS -- 2.2%
             FEDERAL HOME LOAN BANK
    61,000   4.875% 2011.......................................  $    60,758
                                                                 -----------
             FINANCING CORPORATION
    17,617   Zero Coupon Strip,
               4.44% 2013 (M)..................................       12,502
                                                                 -----------
             TENNESSEE VALLEY AUTHORITY
    64,300   4.375% 2015.......................................       61,652
    50,000   6.00% 2013........................................       52,675
                                                                 -----------
                                                                     114,327
                                                                 -----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
U.S. GOVERNMENT SECURITIES -- (CONTINUED)
             U.S. TREASURY SECURITIES -- 10.1%
$   63,075   2.00% 2016 (O)....................................  $    61,921
    64,600   2.375% 2025 (O)...................................       68,854
   171,300   3.50% 2010........................................      165,278
   201,225   3.875% 2010.......................................      195,896
   100,175   4.375% 2010.......................................       99,021
   171,875   4.875% 2011.......................................      172,989
    44,700   5.375% 2031.......................................       47,881
    38,650   6.25% 2023........................................       44,487
                                                                 -----------
                                                                     856,327
                                                                 -----------
             Total U.S. government securities
               (cost $1,048,030)...............................  $ 1,043,914
                                                                 -----------
U.S. GOVERNMENT AGENCIES -- 2.0%
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.8%
     9,345   2.50% 2013........................................  $     9,125
    59,656   6.50% 2035 -- 2036................................       60,761
                                                                 -----------
                                                                      69,886
                                                                 -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.0%
       131   6.50% 2036........................................          134
                                                                 -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.7%
    26,622   5.50% 2036........................................       26,487
    10,393   6.00% 2024 -- 2035................................       10,558
     3,764   6.50% 2026 -- 2035................................        3,869
    14,146   7.00% 2031 -- 2033................................       14,618
       132   7.50% 2035........................................          137
     2,474   8.00% 2026 -- 2031................................        2,620
       191   9.00% 2016 -- 2023................................          205
                                                                 -----------
                                                                      58,494
                                                                 -----------
             OTHER GOVERNMENT AGENCIES -- 0.5%
    35,028   Postal Square L.P.,
               8.95% 2022......................................       43,239
                                                                 -----------
             Total U.S. government agencies
               (cost $168,333).................................  $   171,753
                                                                 -----------
             Total long-term investments
               (cost $7,653,967)...............................  $ 8,111,131
                                                                 -----------
SHORT-TERM INVESTMENTS -- 24.3%
             FINANCE -- 2.2%
    90,000   FHLB Discount Note,
               5.26%, 01/12/2007 (M)...........................  $    89,845
   100,000   FNMA Discount Note,
               5.17%, 01/30/2007 (M)...........................       99,571
                                                                 -----------
                                                                     189,416
                                                                 -----------
             REPURCHASE AGREEMENTS -- 1.0%
    19,171   Banc of America Securities TriParty Joint
               Repurchase Agreement,
               5.31%, 01/02/2007...............................       19,171
    26,436   BNP Paribas TriParty Joint Repurchase Agreement,
               5.31%, 01/02/2007...............................       26,436

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
             REPURCHASE AGREEMENTS -- (CONTINUED)
$      287   Deutsche Bank Securities Joint Repurchase
               Agreement,
               4.80%, 01/02/2007...............................  $       287
    16,548   Deutsche Bank Securities TriParty Joint Repurchase
               Agreement,
               5.30%, 01/02/2007...............................       16,548
     5,651   Morgan Stanley & Co., Inc. TriParty Joint
               Repurchase Agreement,
               5.30%, 01/02/2007...............................        5,651
    16,548   UBS Securities TriParty Joint Repurchase
               Agreement,
               5.31%, 01/02/2007...............................       16,548
                                                                 -----------
                                                                      84,641
                                                                 -----------
  SHARES
----------
             SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
             LENDING -- 21.1%
 1,781,676   BNY Institutional Cash Reserve Fund...............  $ 1,781,676
                                                                 -----------
             Total short-term investments
               (cost $2,055,733)...............................  $ 2,055,733
                                                                 -----------
             Total investments in securities
               (cost $9,709,700) (C)...........................  $10,166,864
                                                                 ===========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 12.52% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $386,598, which represents 4.57% of total net assets.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $9,740,353 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $ 598,962
      Unrealized depreciation.......................   (172,451)
                                                      ---------
      Net unrealized appreciation...................  $ 426,511
                                                      =========

  (D)Currently non-income producing.

 (G) Security is partially on loan at December 31, 2006.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $127,328, which represents 1.51% of total net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2006.

The accompanying notes are an integral part of these financial statements.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (O)U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                                                                     UNREALIZED
                                                                 MARKET         CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                                  TRANSACTION         VALUE           AMOUNT            DATE            (DEPRECIATION)
-----------                                  -----------         ------         --------         ---------         --------------
Japanese Yen                                    Sell              $793            $794           1/05/2007               $1
                                                                                                                         ==

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE (W)
---------                                                       -----------
 COMMON STOCK -- 94.3%
            BASIC MATERIALS -- 12.7%
   2,008    Aracruz Celulose S.A. ADR.........................  $   122,987
   2,013    Arch Coal, Inc. ..................................       60,438
   1,819    BHP Billiton Ltd. ADR (G).........................       72,285
   5,787    Cameco Corp. .....................................      234,100
   7,247    Companhia Vale do Rio Doce ADR....................      215,530
   5,506    Dow Chemical Co. .................................      219,902
   1,198    Freeport-McMoRan Copper & Gold, Inc. Class B
              (G).............................................       66,759
     501    Peabody Energy Corp. .............................       20,241
     832    Phelps Dodge Corp. ...............................       99,547
     586    Potash Corp. of Saskatchewan......................       84,022
   2,695    Rio Tinto plc (A).................................      142,816
   2,221    Teck Cominco Ltd. Class B.........................      167,433
   5,306    Vedanta Resources plc (A).........................      126,374
   4,263    Xstrata plc (A)...................................      212,122
                                                                -----------
                                                                  1,844,556
                                                                -----------
            CAPITAL GOODS -- 9.2%
   2,200    3M Co. ...........................................      171,462
  10,810    ABB Ltd. ADR......................................      194,362
   1,887    Boeing Co. .......................................      167,641
   1,500    Caterpillar, Inc. ................................       91,995
   1,655    Deere & Co. ......................................      157,369
   4,959    Ingersoll-Rand Co. Class A........................      194,050
   1,752    ITT Corp. ........................................       99,520
   1,509    Joy Global, Inc. .................................       72,950
     500    National Oilwell Varco, Inc. (D)..................       30,590
   9,411    Xerox Corp. (G)(D)................................      159,511
                                                                -----------
                                                                  1,339,450
                                                                -----------
            CONSUMER CYCLICAL -- 6.5%
   7,237    Federated Department Stores, Inc. ................      275,962
   7,438    Gap, Inc. ........................................      145,033
     795    Lotte Shopping Co. GDR (G)(D).....................       16,134
   5,972    Toyota Motor Corp. (A)............................      399,688
   2,375    Wal-Mart Stores, Inc. ............................      109,678
                                                                -----------
                                                                    946,495
                                                                -----------
            CONSUMER STAPLES -- 3.7%
   3,049    Bunge Ltd. .......................................      221,068
   3,383    Constellation Brands, Inc. Class A (D)............       98,167
   2,373    Cosan S.A. Industria E Comercio (D)...............       49,652
      --    Japan Tobacco, Inc. (A)...........................          711
   2,012    Procter & Gamble Co. .............................      129,336
   2,208    Tyson Foods, Inc. Class A.........................       36,320
                                                                -----------
                                                                    535,254
                                                                -----------
            ENERGY -- 6.8%
   6,900    Halliburton Co. ..................................      214,245
   1,247    Occidental Petroleum Corp. .......................       60,911
   2,312    RAO Gazprom Class S ADR (K).......................      106,353
   2,985    Sasol Ltd. ADR....................................      110,139
   1,000    Valero Energy Corp. ..............................       51,160

                                                                  MARKET
 SHARES                                                          VALUE (W)
---------                                                       -----------
            ENERGY -- (CONTINUED)
   4,960    Weatherford International Ltd. (D)................  $   207,258
   5,000    XTO Energy, Inc. (G)..............................      235,250
                                                                -----------
                                                                    985,316
                                                                -----------
            FINANCE -- 14.2%
   4,720    ACE Ltd. .........................................      285,896
  20,590    Akbank T.A.S. (A).................................      123,547
   1,400    American International Group, Inc. ...............      100,324
     926    Assurant, Inc. ...................................       51,150
     209    Augsburg Re AG (H)(A)(D)..........................           --
   1,750    Capital One Financial Corp. ......................      134,435
   4,778    Citigroup, Inc. (G)...............................      266,118
     975    Eurocastle Investment Ltd. .......................       49,696
   4,400    European Capital Ltd. (D)(H)(A) PFIC..............       57,304
     382    ICICI Bank Ltd. (D) (I)...........................        7,729
     646    Muenchener Rueckversicherungs-Gesellschaft AG
              (A).............................................      110,819
     391    ORIX Corp. (A) PFIC...............................      113,242
     259    Raiffeisen International Bank-Holding AG (A)......       39,453
   3,515    Reliance Zero (D) (I).............................      100,940
   1,401    UBS AG............................................       84,522
   2,885    Uniao de Bancos Brasileiros S.A. GDR (G)..........      268,208
   3,614    Wellpoint, Inc. (D)...............................      284,401
                                                                -----------
                                                                  2,077,784
                                                                -----------
            HEALTH CARE -- 4.1%
   2,440    Eli Lilly & Co. ..................................      127,114
   1,151    Sanofi-Aventis S.A. (A)...........................      106,080
     817    Sierra Health Services, Inc. (G)(D)...............       29,445
   4,394    Teva Pharmaceutical Industries Ltd. ADR...........      136,562
   3,980    Wyeth.............................................      202,667
                                                                -----------
                                                                    601,868
                                                                -----------
            SERVICES -- 5.5%
     527    Fluor Corp. (G)...................................       43,046
      30    Harvey Weinstein Master L.P. (D)(H)(A)............       37,543
     313    Melco PBL Entertainment Limited ADR (D)...........        6,661
   5,900    News Corp. Class A................................      126,732
   1,610    Starwood Hotels & Resorts.........................      100,650
   9,448    Sun Microsystems, Inc. (D)........................       51,208
   2,899    Viacom, Inc. Class B (D)..........................      118,942
   9,066    Walt Disney Co. ..................................      310,692
                                                                -----------
                                                                    795,474
                                                                -----------
            TECHNOLOGY -- 27.3%
   3,323    Adobe Systems, Inc. (D)...........................      136,649
   2,332    Amdocs Ltd. (D)...................................       90,357
   4,106    AT&T, Inc. (G)....................................      146,779
   5,579    Broadcom Corp. Class A (G)(D).....................      180,264
   9,032    Cisco Systems, Inc. (D)...........................      246,855
   5,133    Citigroup Global Certificate -- Bharti
              Televentures (D)................................       73,197
   2,473    Cognex Corp. (G)..................................       58,912
   4,787    Corning, Inc. (D).................................       89,556
  22,643    EMC Corp. (D)(G)..................................      298,888
  10,939    General Electric Co. .............................      407,029
     541    Google, Inc. (D)..................................      249,304

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE (W)
---------                                                       -----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
   5,133    Hewlett-Packard Co. ..............................  $   211,420
  13,953    Hon Hai Precision Industry Co., Ltd. (A)..........       99,274
   1,558    Intel Corp. ......................................       31,554
   1,462    International Business Machines Corp. ............      142,033
   1,352    L-3 Communications Holdings, Inc. (G).............      110,575
   3,200    Lockheed Martin Corp. ............................      294,661
   7,003    Medtronic, Inc. (G)...............................      374,747
  10,631    Motorola, Inc. ...................................      218,565
   6,483    Oracle Corp. (D)..................................      111,110
     106    Rakuten, Inc. (D)(A)..............................       49,400
   2,244    Raytheon Co. .....................................      118,483
     254    S.O.I. Tec, S.A. (D)(A)...........................        8,987
     200    Samsung Electronics Co., Ltd. (A).................      131,202
   5,502    Turkcell Iletisim Hizmetleri ADR..................       73,614
   6,757    Turkcell Iletisim Hizmetleri AS (A)...............       33,119
                                                                -----------
                                                                  3,986,534
                                                                -----------
            TRANSPORTATION -- 0.6%
  57,507    Air China Ltd. (A)................................       30,992
     993    Royal Caribbean Cruises Ltd. .....................       41,078
     245    US Airways Group, Inc. (D)(J).....................       13,182
                                                                -----------
                                                                     85,252
                                                                -----------
            UTILITIES -- 3.7%
   3,017    American Electric Power Co., Inc. ................      128,468
  15,945    British Energy Group plc (D)(A)...................      169,012
   1,872    Suntech Power Holdings Co. Ltd. ADR (G)(D)........       63,671
   2,016    TXU Corp. ........................................      109,266
     835    Veolia Environment S.A. (A).......................       63,702
                                                                -----------
                                                                    534,119
                                                                -----------
            Total common stock
              (cost $11,241,252)..............................  $13,732,102
                                                                -----------
EXCHANGE-TRADED FUNDS -- 3.2%
            INVESTMENT POOLS AND FUNDS -- 3.2%
   1,280    Ishares MSCI EAFE Index Fund (G)..................  $    93,765
   4,259    Nasdaq 100 Shares (G).............................      183,831
   1,309    S&P 500 Depositary Receipt (G)....................      185,540
                                                                -----------
            Total exchange-traded funds
              (cost $465,380).................................  $   463,136
                                                                -----------
PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       -----------
 CORPORATE BONDS: INVESTMENT GRADE -- 0.2%
            FINANCE -- 0.2%
$ 26,500    UBS Luxembourg S.A.,
              6.23%, 02/11/2015...............................  $    26,962
                                                                -----------
            Total corporate bonds: investment grade
              (cost $26,909)..................................  $    26,962
                                                                -----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 0.0%
            FINANCE -- 0.0%
     412    Augsburg Re AG,
              0.00%, 12/31/2049 (H)(A)+.......................  $       226
                                                                -----------
            Total corporate bonds: non-investment grade
              (cost $767).....................................  $       226
                                                                -----------
            Total long-term investments
              (cost $11,734,308)..............................  $14,222,426
                                                                -----------
 SHORT-TERM INVESTMENTS -- 6.6%
            REPURCHASE AGREEMENTS -- 2.5%
  83,702    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $    83,702
 115,419    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................      115,419
   1,254    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................        1,254
  72,248    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................       72,248
  24,670    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................       24,670
  72,248    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................       72,248
                                                                -----------
                                                                    369,541
                                                                -----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 4.1%
 596,978    Mellon GSL DBTII Collateral Fund..................  $   596,978
                                                                -----------
            Total short-term investments
              (cost $966,519).................................  $   966,519
                                                                -----------
            Total investments in securities
              (cost $12,700,827) (C)..........................  $15,188,945
                                                                ===========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 29.66% of total net assets at December 31, 2006.

  (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      December 31, 2006, was $2,055,613, which represents 14.12% of total net assets.

      PFIC  -- Passive Foreign Investment Company

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $12,726,354 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $2,592,857
      Unrealized depreciation.......................    (130,266)
                                                      ----------
      Net unrealized appreciation...................  $2,462,591
                                                      ==========

  (D)Currently non-income producing.

 (G) Security is partially on loan at December 31, 2006.

  (H)The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED        SHARES/PAR            SECURITY           COST BASIS
      --------        ----------            --------           ----------
      June, 2006           209     Augsburg Re AG -- 144A       $    67
      June, 2006        $  412     Augsburg Re AG -- 144A,
                                   0.00%, 12/31/2049                766
      October,
      2005 --
      December,
      2006               4,400     European Capital Ltd. --
                                   Reg D                         55,431
      October, 2005         30     Harvey Weinstein Master
                                   L.P. -- Reg D                 27,951

     The aggregate value of these securities at December 31, 2006 was $95,073, which represents 0.65% of total net assets.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At December 31, 2006, the market value of these securities amounted to $106,353 or 0.73% of net assets.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $108,669, which represents 0.75% of total net assets.

 (J) Securities exempt from registration under Regulation D of the Securities Act of 1933. These securities are determined to be liquid. At December 31, 2006, the market value of these securities was $13,182, which represents 0.09% of total net assets.

  +  Convertible debt security.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY COUNTRY
As of December 31, 2006

                                                  PERCENTAGE OF
COUNTRY                                            NET ASSETS
---------------------------------------------------------------
Australia                                               0.5%
---------------------------------------------------------------
Austria                                                 0.3
---------------------------------------------------------------
Brazil                                                  4.5
---------------------------------------------------------------
Canada                                                  3.3
---------------------------------------------------------------
China                                                   0.7
---------------------------------------------------------------
France                                                  1.2
---------------------------------------------------------------
Germany                                                 1.2
---------------------------------------------------------------
India                                                   0.7
---------------------------------------------------------------
Israel                                                  0.9
---------------------------------------------------------------
Japan                                                   3.9
---------------------------------------------------------------
Liberia                                                 0.3
---------------------------------------------------------------
Luxembourg                                              0.7
---------------------------------------------------------------
Netherlands                                             0.3
---------------------------------------------------------------
Russia                                                  0.7
---------------------------------------------------------------
South Africa                                            0.8
---------------------------------------------------------------
South Korea                                             1.0
---------------------------------------------------------------
Switzerland                                             1.9
---------------------------------------------------------------
Taiwan                                                  0.7
---------------------------------------------------------------
Turkey                                                  1.6
---------------------------------------------------------------
United Kingdom                                          4.5
---------------------------------------------------------------
United States                                          68.0
---------------------------------------------------------------
Short-Term Investments                                  6.6
---------------------------------------------------------------
Other Assets & Liabilities                             (4.3)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                                                                     UNREALIZED
                                                               MARKET          CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                               TRANSACTION          VALUE            AMOUNT             DATE            (DEPRECIATION)
-----------                               -----------          ------          --------         ----------         --------------
British Pound                                 Buy             $    413         $    413           1/2/2007            $    --
British Pound                                 Buy                  688              690           1/2/2007                 (2)
Euro                                          Buy                7,995            7,951           1/2/2007                 44
Euro                                          Buy                1,210            1,207           1/3/2007                  3
Euro                                         Sell              668,286          661,948         12/20/2007             (6,338)
New Turkish Lira                              Buy                1,023            1,023           1/4/2007                 --
New Turkish Lira                              Buy                1,138            1,139           1/5/2007                 (1)
                                                                                                                      -------
                                                                                                                      $(6,294)
                                                                                                                      =======

The accompanying notes are an integral part of these financial statements.

 HARTFORD DISCIPLINED EQUITY HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 96.5%
            BASIC MATERIALS -- 4.7%
     844    Alcoa, Inc. (U)...................................  $   25,322
     152    Freeport-McMoRan Copper & Gold, Inc. Class B
              (G).............................................       8,460
     256    Goodyear Tire & Rubber Co. (D)(G).................       5,380
     568    Kimberly-Clark Corp. .............................      38,582
     200    Lyondell Chemical Co. (G).........................       5,124
                                                                ----------
                                                                    82,868
                                                                ----------
            CAPITAL GOODS -- 5.1%
     128    3M Co. ...........................................      10,006
     111    Black & Decker Corp. (G)..........................       8,869
     218    Hasbro, Inc. .....................................       5,949
     771    Lam Research Corp. (D)#...........................      39,048
     280    Parker-Hannifin Corp. ............................      21,496
      72    Terex Corp. (D)(U)................................       4,643
                                                                ----------
                                                                    90,011
                                                                ----------
            CONSUMER CYCLICAL -- 7.6%
     695    Altria Group, Inc. #..............................      59,643
     272    Dillard's, Inc. (G)...............................       9,515
     449    Gap, Inc. ........................................       8,750
     531    Kohl's Corp. (D)..................................      36,302
     473    Office Depot, Inc. (D)(G).........................      18,047
                                                                ----------
                                                                   132,257
                                                                ----------
            CONSUMER STAPLES -- 1.6%
     202    General Mills, Inc. ..............................      11,630
      36    Kraft Foods, Inc. ................................       1,285
     239    Reynolds American, Inc. (G).......................      15,634
                                                                ----------
                                                                    28,549
                                                                ----------
            ENERGY -- 10.1%
     562    Chevron Corp. ....................................      41,346
     761    ConocoPhillips (U)................................      54,740
     348    ExxonMobil Corp. .................................      26,667
     198    Hess Corp. (U)....................................       9,795
      33    Marathon Oil Corp. ...............................       3,089
     841    Occidental Petroleum Corp. .......................      41,056
                                                                ----------
                                                                   176,693
                                                                ----------
            FINANCE -- 23.2%
     556    ACE Ltd. .........................................      33,677
     617    Assurant, Inc. ...................................      34,084
     239    Axis Capital Holdings Ltd. .......................       7,962
   1,208    Bank of America Corp. ............................      64,500
   1,335    Citigroup, Inc. ..................................      74,340
      73    Comerica, Inc. ...................................       4,284
     480    Countrywide Financial Corp. (G)...................      20,380
      43    Everest Re Group Ltd. ............................       4,248
     209    Goldman Sachs Group, Inc. ........................      41,604
     426    Lehman Brothers Holdings, Inc. #..................      33,240
      94    MBIA, Inc. (G)....................................       6,875
     103    PNC Financial Services Group, Inc. (G)............       7,634
      85    Ryder System, Inc. ...............................       4,330
     289    St. Paul Travelers Cos., Inc. ....................      15,538

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
     419    TD Ameritrade Holding Corp. ......................  $    6,771
     387    UnitedHealth Group, Inc. .........................      20,810
     394    US Bancorp........................................      14,262
     593    Western Union Co. ................................      13,299
                                                                ----------
                                                                   407,838
                                                                ----------
            HEALTH CARE -- 12.6%
     850    Abbott Laboratories...............................      41,413
     322    Amgen, Inc. (D)#..................................      21,975
     394    Amylin Pharmaceuticals, Inc. (D)(G)...............      14,227
   1,458    Bristol-Myers Squibb Co. .........................      38,377
     208    Cephalon, Inc. (D)(G).............................      14,673
     401    Forest Laboratories, Inc. (D).....................      20,306
      86    Gilead Sciences, Inc. (D).........................       5,610
     746    McKesson Corp. ...................................      37,843
     562    Schering-Plough Corp. ............................      13,295
     260    Wyeth #...........................................      13,219
                                                                ----------
                                                                   220,938
                                                                ----------
            SERVICES -- 7.3%
     520    Accenture Ltd. Class A #..........................      19,215
     208    Comcast Corp. Class A (D)(U)#(G)..................       8,824
     420    EchoStar Communications Corp. Class A (D).........      15,965
      60    Manpower, Inc. ...................................       4,526
     234    McGraw-Hill Cos., Inc. ...........................      15,883
     108    Omnicom Group, Inc. (G)...........................      11,243
     440    United Parcel Service, Inc. Class B...............      33,014
     171    Walt Disney Co. ..................................       5,870
     357    Waste Management, Inc. ...........................      13,138
                                                                ----------
                                                                   127,678
                                                                ----------
            TECHNOLOGY -- 21.7%
   1,166    AT&T, Inc. (G)....................................      41,681
     366    BellSouth Corp. ..................................      17,242
     154    CenturyTel, Inc. .................................       6,706
     268    Cisco Systems, Inc. (D)...........................       7,334
     543    Dover Corp. ......................................      26,638
     593    First Data Corp. .................................      15,138
     422    General Electric Co. .............................      15,703
     802    Hewlett-Packard Co. ..............................      33,026
     304    International Business Machines Corp. ............      29,563
     436    Lockheed Martin Corp. ............................      40,133
     385    MEMC Electronic Materials, Inc. (D)...............      15,057
   1,475    Microsoft Corp. ..................................      44,044
   1,722    Motorola, Inc. ...................................      35,411
     305    Oracle Corp. (D)..................................       5,226
     690    Qwest Communications International, Inc. (D)(G)...       5,774
     365    Sprint Nextel Corp................................       6,885
     620    Symantec Corp. (D)(G).............................      12,925
     281    Whirlpool Corp. ..................................      23,304
                                                                ----------
                                                                   381,790
                                                                ----------
            TRANSPORTATION -- 0.2%
      52    General Dynamics Corp. ...........................       3,829
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD DISCIPLINED EQUITY HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            UTILITIES -- 2.4%
     156    FirstEnergy Corp. ................................  $    9,387
     180    NRG Energy, Inc. (D)(G)...........................      10,065
     432    TXU Corp. ........................................      23,440
                                                                ----------
                                                                    42,892
                                                                ----------
            Total common stock
              (cost $1,466,049)...............................  $1,695,343
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 4.8%
            REPURCHASE AGREEMENTS -- 3.1%
 $12,340    Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $   12,340
  17,016    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................      17,016
     185    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................         185
  10,651    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................      10,651
   3,637    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................       3,637
  10,651    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................      10,651
                                                                ----------
                                                                    54,480
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 1.7%
  30,653    BNY Institutional Cash Reserve Fund...............  $   30,653
                                                                ----------
            Total short-term investments
              (cost $85,133)..................................  $   85,133
                                                                ----------
            Total investments in securities
              (cost $1,551,182) (C)...........................  $1,780,476
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $1,552,490 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $245,144
      Unrealized depreciation........................   (17,158)
                                                       --------
      Net unrealized appreciation....................  $227,986
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at December 31, 2006.

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

  (U)At December 31, 2006, securities valued at $103,324 were designated to cover open call options written as follows (see Note 2 to accompanying Notes to Financial Statements):

                             NUMBER OF    EXERCISE   EXPIRATION    MARKET     PREMIUMS
      ISSUER                 CONTRACTS*    PRICE        DATE      VALUE (W)   RECEIVED
      ------                 ----------   --------   ----------   ---------   --------
      Alcoa, Inc.               860        $32.50      Jan-07        $ 13       $ 38
      Comcast Corp.             487         45.00      Feb-07          33         31
      ConocoPhillips            604         80.00      Feb-07          30         60
      Hess Corp.                409         55.00      Jan-07           6         41
      Terex Corp.               162         70.00      Feb-07          29         38
                                                                     ----       ----
      Total                                                          $111       $208
                                                                     ====       ====

  *  The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

     FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                     UNREALIZED
                              NUMBER OF                             APPRECIATION
      DESCRIPTION             CONTRACTS*   POSITION   EXPIRATION   (DEPRECIATION)
      -----------             ----------   --------   ----------   --------------
      S&P 500 Mini               600         Long       Mar-07          $618
                                                                        ====

     Cash of $2,498 was pledged as initial margin deposit for open futures contracts at December 31, 2006.

The accompanying notes are an integral part of these financial statements.

 HARTFORD DIVIDEND AND GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                         VALUE (W)
----------                                                       ----------
COMMON STOCK -- 99.1%
             BASIC MATERIALS -- 7.1%
     3,440   Alcoa, Inc. ......................................  $  103,240
       454   Bowater, Inc. (G).................................      10,208
     1,330   Companhia Vale do Rio Doce ADR (G)................      39,564
     2,602   E.I. DuPont de Nemours & Co. (G)..................     126,740
     1,726   International Paper Co. (G).......................      58,846
     1,263   Kimberly-Clark Corp. .............................      85,848
       755   Newmont Mining Corp. (G)..........................      34,084
       114   Rio Tinto plc ADR.................................      24,288
       653   Rohm & Haas Co. ..................................      33,387
                                                                 ----------
                                                                    516,205
                                                                 ----------
             CAPITAL GOODS -- 5.1%
     1,151   American Standard Cos., Inc. .....................      52,783
     1,200   Deere & Co. ......................................     114,036
       779   KLA-Tencor Corp. (G)..............................      38,775
       571   Parker-Hannifin Corp. ............................      43,929
     1,276   Pitney Bowes, Inc. ...............................      58,920
     3,578   Xerox Corp. (D)...................................      60,654
                                                                 ----------
                                                                    369,097
                                                                 ----------
             CONSUMER CYCLICAL -- 8.2%
     1,491   Altria Group, Inc. ...............................     127,966
       888   Avery Dennison Corp. .............................      60,294
       153   Genuine Parts Co. ................................       7,271
       593   Home Depot, Inc. (G)..............................      23,819
     1,012   Limited Brands, Inc. (G)..........................      29,273
     2,120   McDonald's Corp. .................................      93,993
       359   NIKE, Inc. Class B (G)............................      35,562
     1,854   Sysco Corp. (G)...................................      68,146
     3,219   Wal-Mart Stores, Inc. (G).........................     148,649
                                                                 ----------
                                                                    594,973
                                                                 ----------
             CONSUMER STAPLES -- 5.4%
       732   Bunge Ltd. (G)....................................      53,063
     1,630   Coca-Cola Co. ....................................      78,628
       789   Nestle S.A. ADR...................................      69,923
       750   Procter & Gamble Co. (G)..........................      48,190
     2,526   Tyson Foods, Inc. Class A (G).....................      41,556
       884   Unilever N.V. NY Shares...........................      24,084
     1,145   Weyerhaeuser Co. (G)..............................      80,887
                                                                 ----------
                                                                    396,331
                                                                 ----------
             ENERGY -- 15.7%
       677   BP plc ADR........................................      45,400
     3,282   Chevron Corp. ....................................     241,318
     1,649   ConocoPhillips....................................     118,638
     1,832   EnCana Corp. .....................................      84,165
     3,482   ExxonMobil Corp. .................................     266,815
     1,168   Royal Dutch Shell plc.............................      82,669
       833   Schlumberger Ltd. (G).............................      52,587
     2,514   Total S.A. ADR....................................     180,814
     1,475   XTO Energy, Inc. .................................      69,380
                                                                 ----------
                                                                  1,141,786
                                                                 ----------

                                                                   MARKET
  SHARES                                                         VALUE (W)
----------                                                       ----------
             FINANCE -- 17.9%
     1,081   ACE Ltd. .........................................  $   65,482
     1,186   Allstate Corp. ...................................      77,188
     1,352   American International Group, Inc. ...............      96,891
     4,116   Bank of America Corp. ............................     219,731
     3,942   Citigroup, Inc. ..................................     219,556
     1,000   Federal Home Loan Mortgage Corp. .................      67,927
       466   JP Morgan Chase & Co. ............................      22,515
       977   MBIA, Inc. (G)....................................      71,409
       980   Merrill Lynch & Co., Inc. ........................      91,247
       758   Metlife, Inc. (G).................................      44,700
       370   PNC Financial Services Group, Inc. ...............      27,380
       530   Prudential Financial, Inc. (G)....................      45,463
     1,292   State Street Corp. (G)............................      87,133
     1,471   Synovus Financial Corp. ..........................      45,357
     1,766   UBS AG............................................     106,519
       463   Western Union Co. (G).............................      10,372
                                                                 ----------
                                                                  1,298,870
                                                                 ----------
             HEALTH CARE -- 9.3%
     2,879   Abbott Laboratories...............................     140,231
     1,004   AstraZeneca plc ADR...............................      53,764
     3,694   Bristol-Myers Squibb Co. .........................      97,223
     2,855   Eli Lilly & Co. (G)...............................     148,761
       967   Sanofi-Aventis S.A. ADR...........................      44,665
     5,267   Schering-Plough Corp. ............................     124,510
       806   Teva Pharmaceutical Industries Ltd. ADR...........      25,047
       889   Wyeth.............................................      45,248
                                                                 ----------
                                                                    679,449
                                                                 ----------
             SERVICES -- 7.0%
     1,634   Accenture Ltd. Class A............................      60,355
       726   Automatic Data Processing, Inc. ..................      35,755
     1,647   CBS Corp. Class B.................................      51,343
     1,386   Comcast Corp. Class A (D)(G)......................      58,680
       946   Comcast Corp. Special Class A (D)(G)..............      39,602
     1,234   New York Times Co. Class A (G)....................      30,055
     2,026   Time Warner, Inc. (G).............................      44,128
       765   United Parcel Service, Inc. Class B (G)...........      57,390
     1,109   Viacom, Inc. Class B (D)..........................      45,492
       705   Warner Music Group Corp. .........................      16,175
     1,873   Waste Management, Inc. ...........................      68,852
                                                                 ----------
                                                                    507,827
                                                                 ----------
             TECHNOLOGY -- 17.9%
     6,465   AT&T, Inc. (G)....................................     231,124
       851   BellSouth Corp. ..................................      40,105
     3,922   EMC Corp. (D).....................................      51,772
     1,695   First Data Corp. (G)..............................      43,259
     5,738   General Electric Co. .............................     213,525
     1,531   International Business Machines Corp. ............     148,727
       678   Lockheed Martin Corp. ............................      62,460
     1,536   Maxim Integrated Products, Inc. ..................      47,027
     1,745   Medtronic, Inc. ..................................      93,364
     3,178   Microsoft Corp. ..................................      94,898
     3,750   Motorola, Inc. ...................................      77,098
       846   SanDisk Corp. (D)(G)..............................      36,386
     2,795   Sprint Nextel Corp. (G)...........................      52,788

The accompanying notes are an integral part of these financial statements.

 HARTFORD DIVIDEND AND GROWTH HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                         VALUE (W)
----------                                                       ----------
COMMON STOCK -- (CONTINUED)
             TECHNOLOGY -- (CONTINUED)
     2,021   Verizon Communications, Inc. .....................  $   75,271
       388   Whirlpool Corp. (G)...............................      32,220
                                                                 ----------
                                                                  1,300,024
                                                                 ----------
             TRANSPORTATION -- 0.5%
     2,595   Southwest Airlines Co. (G)........................      39,762
                                                                 ----------
             UTILITIES -- 5.0%
     1,136   Dominion Resources, Inc. .........................      95,217
     2,047   Exelon Corp. (G)..................................     126,659
     1,615   FPL Group, Inc. (G)...............................      87,872
       618   Progress Energy, Inc. (G).........................      30,307
       324   Veolia Environment ADR (G)........................      24,384
                                                                 ----------
                                                                    364,439
                                                                 ----------
             Total common stock
               (cost $5,686,706)...............................  $7,208,763
                                                                 ----------
PRINCIPAL
  AMOUNT
----------
SHORT-TERM INVESTMENTS -- 16.9%
             REPURCHASE AGREEMENTS -- 1.0%
$   17,123   Bank of America Securities TriParty Joint
               Repurchase Agreement,
               5.31%, 01/02/2007...............................  $   17,123
    23,612   BNP Paribas TriParty Joint Repurchase Agreement,
               5.31%, 01/02/2007...............................      23,612
       256   Deutsche Bank Securities Joint Repurchase
               Agreement,
               4.80%, 01/02/2007...............................         256
    14,780   Deutsche Bank Securities TriParty Joint Repurchase
               Agreement,
               5.30%, 01/02/2007...............................      14,780
     5,047   Morgan Stanley & Co., Inc. TriParty Joint
               Repurchase Agreement,
               5.30%, 01/02/2007...............................       5,047
    14,780   UBS Securities TriParty Joint Repurchase
               Agreement,
               5.31%, 01/02/2007...............................      14,780
                                                                 ----------
                                                                     75,598
                                                                 ----------
                                                                   MARKET
  SHARES                                                          VALUE U
----------                                                       ----------
             SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
             LENDING -- 15.9%
 1,155,920   BNY Institutional Cash Reserve Fund...............  $1,155,920
                                                                 ----------
             Total short-term investments
               (cost $1,231,518)...............................  $1,231,518
                                                                 ----------
             Total investments in securities
               (cost $6,918,224) (C)...........................  $8,440,281
                                                                 ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.79% of total net assets at December 31, 2006.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $6,923,219 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $1,578,478
      Unrealized depreciation.......................     (61,416)
                                                      ----------
      Net unrealized appreciation...................  $1,517,062
                                                      ==========

  (D)Currently non-income producing.

 (G) Security is partially on loan at December 31, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD EQUITY INCOME HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 98.4%
            BASIC MATERIALS -- 8.8%
     86     Air Products and Chemicals, Inc. .................  $  6,016
    229     Alcoa, Inc. ......................................     6,866
    233     Dow Chemical Co. .................................     9,304
    128     E.I. DuPont de Nemours & Co. .....................     6,244
     56     International Paper Co. (G).......................     1,901
     90     Kimberly-Clark Corp. .............................     6,096
     70     PPG Industries, Inc. .............................     4,495
                                                                --------
                                                                  40,922
                                                                --------
            CAPITAL GOODS -- 6.2%
     56     3M Co. ...........................................     4,380
    120     American Standard Cos., Inc. .....................     5,520
     61     Deere & Co. ......................................     5,790
     96     Goodrich Corp. ...................................     4,391
    192     Pitney Bowes, Inc. ...............................     8,854
                                                                --------
                                                                  28,935
                                                                --------
            CONSUMER CYCLICAL -- 3.3%
    182     Altria Group, Inc. ...............................    15,631
                                                                --------
            CONSUMER STAPLES -- 6.6%
    100     Campbell Soup Co. (G).............................     3,905
     71     Colgate-Palmolive Co. ............................     4,645
     51     Diageo plc ADR....................................     4,068
    112     General Mills, Inc. ..............................     6,425
    131     Kellogg Co. ......................................     6,545
     83     PepsiCo, Inc. ....................................     5,167
                                                                --------
                                                                  30,755
                                                                --------
            ENERGY -- 10.6%
    188     Chevron Corp. ....................................    13,846
     74     ConocoPhillips....................................     5,347
    291     ExxonMobil Corp. .................................    22,298
    142     Halliburton Co. ..................................     4,418
     53     Royal Dutch Shell plc ADR.........................     3,774
                                                                --------
                                                                  49,683
                                                                --------
            FINANCE -- 31.5%
    107     ACE Ltd. .........................................     6,505
    102     Allstate Corp. ...................................     6,635
    410     Bank of America Corp. ............................    21,912
    129     Bank of New York Co., Inc. .......................     5,075
    155     Chubb Corp. ......................................     8,211
    384     Citigroup, Inc. ..................................    21,394
    268     Host Hotels & Resorts, Inc. ......................     6,582
    236     JP Morgan Chase & Co. ............................    11,404
     89     Merrill Lynch & Co., Inc. ........................     8,295
    145     PNC Financial Services Group, Inc. ...............    10,771
     65     SunTrust Banks, Inc. .............................     5,476
    213     UBS AG............................................    12,850
    379     US Bancorp........................................    13,702
     69     Wachovia Corp. ...................................     3,955
    129     Wells Fargo & Co. ................................     4,586
                                                                --------
                                                                 147,353
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            HEALTH CARE -- 6.4%
    131     Abbott Laboratories...............................  $  6,361
    156     Baxter International, Inc. .......................     7,216
    167     Bristol-Myers Squibb Co. .........................     4,406
    230     Wyeth.............................................    11,708
                                                                --------
                                                                  29,691
                                                                --------
            SERVICES -- 2.2%
     52     Gannett Co., Inc. ................................     3,164
     62     R.R. Donnelley & Sons Co. ........................     2,203
    129     Waste Management, Inc. ...........................     4,740
                                                                --------
                                                                  10,107
                                                                --------
            TECHNOLOGY -- 11.7%
    401     AT&T, Inc. (G)....................................    14,345
    121     BellSouth Corp. ..................................     5,684
    106     Chunghwa Telecom Co., Ltd. ADR....................     2,094
    532     General Electric Co. .............................    19,807
    145     Sprint Nextel Corp. ..............................     2,739
    273     Verizon Communications, Inc. .....................    10,172
                                                                --------
                                                                  54,841
                                                                --------
            UTILITIES -- 11.1%
    116     American Electric Power Co., Inc. ................     4,952
    104     Consolidated Edison, Inc. ........................     4,995
    125     Dominion Resources, Inc. .........................    10,442
     24     Entergy Corp. ....................................     2,244
    103     Exelon Corp. .....................................     6,357
    225     FPL Group, Inc. ..................................    12,252
     81     PPL Corp. ........................................     2,885
     90     SCANA Corp. ......................................     3,640
    105     Southern Co. .....................................     3,858
                                                                --------
                                                                  51,625
                                                                --------
            Total common stock
              (cost $398,191).................................  $459,543
                                                                --------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 3.1%
            REPURCHASE AGREEMENTS -- 1.6%
 $1,683     Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $  1,683
  2,321     BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................     2,321
     25     Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................        25
  1,453     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................     1,453

The accompanying notes are an integral part of these financial statements.

 HARTFORD EQUITY INCOME HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $  496     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................  $    496
  1,453     UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................     1,453
                                                                --------
                                                                   7,431
                                                                --------

SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 1.5%
  7,211     BNY Institutional Cash Reserve Fund...............  $  7,211
                                                                --------
            Total short-term investments
              (cost $14,642)..................................  $ 14,642
                                                                --------
            Total investments in securities
              (cost $412,833) (C).............................  $474,185
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.88% of total net assets at December 31, 2006.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $412,940 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation                           $63,759
      Unrealized depreciation.........................   (2,514)
                                                        -------
      Net unrealized appreciation.....................  $61,245
                                                        =======

 (G) Security is partially on loan at December 31, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD FOCUS HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
  COMMON STOCK -- 99.2%
            BASIC MATERIALS -- 4.5%
    56      Alcoa, Inc. ......................................   $ 1,678
    28      Cameco Corp. .....................................     1,133
    33      Companhia Vale do Rio Doce ADR....................       972
                                                                 -------
                                                                   3,783
                                                                 -------
            CAPITAL GOODS -- 3.9%
    15      Boeing Co. .......................................     1,341
    20      Deere & Co. ......................................     1,854
                                                                 -------
                                                                   3,195
                                                                 -------
            CONSUMER CYCLICAL -- 6.8%
    72      Circuit City Stores, Inc. ........................     1,374
    69      D.R. Horton, Inc. ................................     1,836
    14      Home Depot, Inc. .................................       566
    40      Wal-Mart Stores, Inc. ............................     1,829
                                                                 -------
                                                                   5,605
                                                                 -------
            CONSUMER STAPLES -- 4.2%
    26      Clorox Co. .......................................     1,681
    67      Unilever N.V. NY Shares...........................     1,834
                                                                 -------
                                                                   3,515
                                                                 -------
            ENERGY -- 4.3%
    43      EnCana Corp. .....................................     1,985
    50      Halliburton Co. ..................................     1,553
                                                                 -------
                                                                   3,538
                                                                 -------
            FINANCE -- 20.3%
    79      Citigroup, Inc. ..................................     4,411
    57      Countrywide Financial Corp. ......................     2,415
    70      E*Trade Financial Corp. (D).......................     1,578
    16      Muenchener Rueckversicherungs-Gesellschaft AG
              (A).............................................     2,691
    57      UBS AG............................................     3,445
    43      UnitedHealth Group, Inc. .........................     2,316
                                                                 -------
                                                                  16,856
                                                                 -------
            HEALTH CARE -- 11.5%
    75      Boston Scientific Corp. (D).......................     1,289
    52      Bristol-Myers Squibb Co. .........................     1,379
   109      Elan Corp. plc ADR (D)............................     1,612
    51      Eli Lilly & Co. ..................................     2,647
    57      Sanofi-Aventis S.A. ADR...........................     2,641
                                                                 -------
                                                                   9,568
                                                                 -------
            SERVICES -- 10.4%
    27      Accenture Ltd. Class A............................     1,004
    42      United Parcel Service, Inc. Class B...............     3,119
    56      Viacom, Inc. Class B (D)..........................     2,310
   150      XM Satellite Radio Holdings, Inc. Class A (D).....     2,173
                                                                 -------
                                                                   8,606
                                                                 -------
            TECHNOLOGY -- 33.3%
    31      Adobe Systems, Inc. (D)...........................     1,262
    64      AT&T, Inc. .......................................     2,288

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            TECHNOLOGY -- (CONTINUED)
    37      Broadcom Corp. Class A (D)........................   $ 1,186
   106      Cisco Systems, Inc. (D)...........................     2,902
   221      EMC Corp. (D).....................................     2,913
    86      First Data Corp. .................................     2,197
   108      General Electric Co. .............................     4,001
    67      Maxim Integrated Products, Inc. ..................     2,055
    76      Medtronic, Inc. ..................................     4,056
   113      Sprint Nextel Corp. ..............................     2,138
    29      Texas Instruments, Inc. ..........................       821
    70      Yahoo!, Inc. (D)..................................     1,788
                                                                 -------
                                                                  27,607
                                                                 -------
            Total common stock
              (cost $78,005)..................................   $82,273
                                                                 -------
PRINCIPAL
AMOUNT
---------
  SHORT-TERM INVESTMENTS -- 0.8%
            REPURCHASE AGREEMENTS -- 0.8%
  $141      Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................   $   141
   194      BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................       194
     2      Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................         2
   122      Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................       122
    42      Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................        42
   122      UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................       122
                                                                 -------
            Total short-term investments
              (cost $623).....................................   $   623
                                                                 -------
            Total investments in securities
              (cost $78,628) (C)..............................   $82,896
                                                                 =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 19.68% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $2,691, which represents 3.25% of total net assets.

The accompanying notes are an integral part of these financial statements.

 HARTFORD FOCUS HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $78,722 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $ 7,236
      Unrealized depreciation.........................   (3,062)
                                                        -------
      Net unrealized appreciation.....................  $ 4,174
                                                        =======

  (D)Currently non-income producing.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
-----------                                                       ---------
COMMON STOCK -- 59.1%
              BASIC MATERIALS -- 3.4%
         56   Cameco Corp. .....................................  $  2,277
         88   Companhia Vale do Rio Doce ADR....................     2,614
         37   Freeport-McMoRan Copper & Gold, Inc. Class B......     2,062
         12   Vallourec (A).....................................     3,603
         40   Xstrata plc (A)...................................     2,008
                                                                  --------
                                                                    12,564
                                                                  --------
              CAPITAL GOODS -- 1.0%
         41   Boeing Co. # .....................................     3,642
                                                                  --------
              CONSUMER CYCLICAL -- 5.2%
         55   Best Buy Co., Inc. # .............................     2,698
        586   Carphone Warehouse Group plc (A)#.................     3,592
         81   eBay, Inc. (D)....................................     2,433
         18   Nintendo Co. Ltd. (A).............................     4,608
        767   Tesco plc (A).....................................     6,064
                                                                  --------
                                                                    19,395
                                                                  --------
              CONSUMER STAPLES -- 3.9%
         21   Fomento Economico Mexicano S.A. de C.V. ADR #.....     2,431
          1   Japan Tobacco, Inc. (A)...........................     3,127
          8   Nestle S.A. (A)...................................     2,698
         74   Reckitt Benckiser plc (A).........................     3,382
         55   Royal Numico N.V. (A).............................     2,937
                                                                  --------
                                                                    14,575
                                                                  --------
              ENERGY -- 2.3%
         23   Noble Corp. ......................................     1,744
         50   RAO Gazprom Class S ADR (K).......................     2,291
         70   Schlumberger Ltd. # ..............................     4,440
                                                                  --------
                                                                     8,475
                                                                  --------
              FINANCE -- 9.3%
         26   Deutsche Boerse AG (A)#...........................     4,828
        148   E*Trade Financial Corp. (D)#......................     3,307
         34   Erste Bank Der Oesterreichischen Sparkassen AG
                (A)#............................................     2,621
         20   Goldman Sachs Group, Inc. # ......................     4,007
         14   KBC Groep N.V. (A)................................     1,758
        397   Man Group plc (A).................................     4,053
         11   ORIX Corp. (A) PFIC...............................     3,190
         53   Standard Chartered plc (A)#.......................     1,552
         --   Sumitomo Mitsui Financial Group, Inc. (A)(Q) .....     1,710
        116   Sumitomo Realty & Development Co., Ltd. (A) ......     3,719
         62   UBS AG (A)........................................     3,730
                                                                  --------
                                                                    34,475
                                                                  --------
              HEALTH CARE -- 6.1%
         24   Celgene Corp. (D)#................................     1,352
         72   Eisai Co., Ltd. (A)...............................     3,950

                                                                   MARKET
  SHARES                                                          VALUE (W)
-----------                                                       ---------
              HEALTH CARE -- (CONTINUED)
        165   Elan Corp. plc ADR (D)............................  $  2,437
         71   Monsanto Co. # ...................................     3,709
        199   Schering-Plough Corp. # ..........................     4,695
         90   St. Jude Medical, Inc. (D)........................     3,294
         64   Wyeth #...........................................     3,269
                                                                  --------
                                                                    22,706
                                                                  --------
              SERVICES -- 6.1%
        118   Comcast Corp. Class A (D)#........................     4,986
      1,148   EMI Group plc (A)#................................     5,952
         78   Las Vegas Sands Corp. (D)#........................     6,988
         29   United Parcel Service, Inc. Class B...............     2,152
        116   Warner Music Group Corp. # .......................     2,651
                                                                  --------
                                                                    22,729
                                                                  --------
              TECHNOLOGY -- 21.0%
        162   ABB Ltd. (A)......................................     2,903
        130   Activision, Inc. (D)..............................     2,241
        111   Adobe Systems, Inc. (D)#..........................     4,568
         98   America Movil S.A. de C.V. ADR #..................     4,432
        132   American Tower Corp. Class A (D)#.................     4,932
        112   ASML Holding N.V. (A)(D)..........................     2,755
        117   Brambles Ltd. (A)(D)..............................     1,179
         82   Broadcom Corp. Class A (D)........................     2,659
        155   Cisco Systems, Inc. (D)#..........................     4,236
        163   Corning, Inc. (D)#................................     3,052
         39   Danaher Corp. #...................................     2,805
        210   EMC Corp. (D)#....................................     2,769
         14   Google, Inc. (D)#.................................     6,447
         93   Hewlett-Packard Co. # ............................     3,818
        431   Hon Hai Precision Industry Co., Ltd. (A)..........     3,067
        120   Intel Corp. # ....................................     2,424
         79   Motorola, Inc. # .................................     1,632
         84   Network Appliance, Inc. (D)#......................     3,315
        132   Oracle Corp. (D)#.................................     2,269
          6   Rakuten, Inc. (A)(D)..............................     2,902
         26   Research In Motion Ltd. (D).......................     3,335
          4   Samsung Electronics Co., Ltd. (A).................     2,837
         64   SanDisk Corp. (D)#................................     2,732
        162   Sharp Corp. (A)...................................     2,785
         67   Telenor ASA (A)...................................     1,246
                                                                  --------
                                                                    77,340
                                                                  --------
              TRANSPORTATION -- 0.5%
         25   Ryanair Holdings plc ADR (D)(G)...................     2,029
                                                                  --------
              UTILITIES -- 0.3%
         12   Veolia Environment S.A. (A).......................       941
                                                                  --------
              Total common stock
                (cost $184,054).................................  $218,871
                                                                  --------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ---------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 10.3%
              FINANCE -- 10.3%
$       445   Advanta Business Card Master Trust,
                5.15%, 10/20/2010...............................  $    444
        900   Advanta Business Card Master Trust,
                5.42%, 04/20/2011 (L)#..........................       901
        521   American Express Credit Account Master Trust,
                5.35%, 01/18/2011 (L)#..........................       520
      1,130   American Honda Finance Corp.,
                5.40%, 07/23/2007 (I)(L)#.......................     1,130
        127   ARMS II,
                5.58%, 09/10/2034 (L)...........................       127
      1,415   Arran Residential Mortgages Funding,
                5.34%, 04/12/2036 (I)(L)........................     1,415
        916   Asset Backed Securities Corp. Home Equity Loan
                Trust,
                5.41%, 07/25/2036 (L)#..........................       916
        660   Banc of America Commercial Mortgage, Inc.,
                5.35%, 09/10/2047 (L)...........................       656
        500   Bank One Issuance Trust,
                5.46%, 06/15/2011 (L)...........................       501
        595   Bear Stearns Commercial Mortgage Securities, Inc.,
                4.68%, 08/13/2039 #.............................       576
      1,025   Bear Stearns Commercial Mortgage Securities, Inc.,
                5.48%, 10/12/2041 (L)#..........................     1,034
        450   Bear Stearns Commercial Mortgage Securities, Inc.,
                5.61%, 11/15/2033 #.............................       456
        540   Capital Auto Receivables Asset Trust,
                5.23%, 02/15/2009 #.............................       539
      1,507   Capital One Auto Finance Trust,
                5.31%, 05/15/2009 #.............................     1,507
        620   Capital One Prime Auto Receivables Trust,
                5.37%, 04/15/2011 (L)#..........................       620
      1,195   Caterpillar Financial Asset Trust,
                5.59%, 02/25/2009 #.............................     1,196
        265   Chase Issuance Trust,
                5.37%, 07/15/2010 (L)...........................       265
        270   Chase Manhattan Auto Owner Trust,
                5.37%, 01/15/2009...............................       270
        446   Collegiate Funding Services Education Loan Trust
                I,
                5.37%, 09/28/2017 (L)...........................       446
        149   Collegiate Funding Services Education Loan Trust
                I,
                5.38%, 09/29/2014 (L)...........................       149
        124   Credit-Based Asset Servicing and Securitization,
                5.47%, 08/25/2035 (L)...........................       125
        219   Crusade Global Trust,
                5.42%, 06/17/2037 (L)#..........................       219

 PRINCIPAL                                                         MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ---------
              FINANCE -- (CONTINUED)
$        65   Crusade Global Trust,
                5.52%, 01/16/2035 (L)...........................  $     65
        147   Crusade Global Trust,
                5.55%, 09/18/2034 (L)#..........................       147
         83   Crusade Global Trust,
                5.57%, 01/17/2034 (L)...........................        83
        450   CS First Boston Mortgage Securities Corp.,
                3.94%, 05/15/2038 #.............................       418
        802   DaimlerChrysler Auto Trust,
                2.58%, 04/08/2009 #.............................       792
        670   DaimlerChrysler Master Owner Trust,
                5.36%, 08/17/2009 (L)#..........................       670
        400   Discover Card Master Trust I,
                5.37%, 05/15/2010 (L)#..........................       400
        285   Discover Card Master Trust I,
                5.38%, 04/16/2010 (L)#..........................       285
        645   Discover Card Master Trust I,
                5.49%, 04/16/2010 (L)#..........................       646
 GBP    116   European Loan Conduit,
                5.42%, 11/01/2029 (I)(L)........................       228
        931   First Union-Chase Commercial Mortgage,
                6.65%, 06/15/2031 #.............................       951
        700   Ford Credit Floorplan Master Owner Trust,
                5.50%, 05/15/2010 (L)#..........................       700
        500   GE Capital Credit Card Master Note Trust,
                5.39%, 09/15/2010 (L)#..........................       500
      1,135   GE Capital Credit Card Master Note Trust,
                5.40%, 06/15/2010 (L)#..........................     1,135
      1,099   GE Commercial Loan Trust,
                5.43%, 04/19/2015 (I)(L)........................     1,099
      1,267   GE Commercial Loan Trust,
                5.96%, 07/19/2015 (I)(L)#.......................     1,267
        208   GE Corporate Aircraft Financing LLC,
                5.52%, 09/25/2013 (I)(L)........................       208
        114   Granite Master Issuer plc,
                5.38%, 06/20/2030 (L)...........................       114
         75   Granite Mortgages plc,
                5.66%, 07/20/2019 (L)...........................        75
        835   Greenwich Capital Commercial Funding Corp.,
                5.22%, 04/10/2037 (L)...........................       829
        516   Harley-Davidson Motorcycle Trust,
                5.06%, 06/15/2010 (I)...........................       515
      1,340   Household Affinity Credit Card Master Note Trust
                I,
                5.47%, 02/15/2010 (L)#..........................     1,342
         16   Household Automotive Trust,
                4.16%, 09/17/2008...............................        16
        453   Household Automotive Trust,
                5.40%, 06/17/2009...............................       453
        835   Household Automotive Trust,
                5.61%, 06/17/2009...............................       836
        730   Hyundai Auto Receivables Trust,
                5.25%, 09/15/2009...............................       730
      1,130   John Deere Owner Trust,
                5.41%, 11/17/2008 #.............................     1,130

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ---------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
              FINANCE -- (CONTINUED)
$       143   Medallion Trust,
                5.50%, 05/25/2035 (L)...........................  $    143
        154   Medallion Trust,
                5.56%, 12/21/2033 (L)...........................       154
        375   Morgan Stanley Capital I,
                5.23%, 09/15/2042 #.............................       372
        590   Morgan Stanley Capital I,
                5.91%, 08/12/2041 (L)#..........................       603
        196   Morgan Stanley Dean Witter Capital I,
                6.20%, 07/15/2033...............................       197
      1,025   Morgan Stanley Dean Witter Capital I,
                6.51%, 04/15/2034 #.............................     1,076
        478   National RMBS Trust,
                5.47%, 03/20/2034 (L)...........................       478
        101   New Century Home Equity Loan Trust,
                5.64%, 03/25/2035 (L)...........................       101
        455   Nissan Auto Receivables Owner Trust,
                5.18%, 08/15/2008 #.............................       455
        496   Nomura Asset Securities Corp.,
                6.59%, 03/15/2030 #.............................       502
        226   Option One Mortgage Loan Trust,
                5.51%, 08/25/2035 (L)...........................       226
        383   Permanent Financing plc,
                5.50%, 06/10/2011 (L)#..........................       383
        570   Prudential Commercial Mortgage Trust,
                4.49%, 02/11/2036 #.............................       548
         59   Residential Asset Securities Corp.,
                5.45%, 08/25/2035 (L)...........................        59
        530   SLM Student Loan Trust,
                5.54%, 07/25/2012 (L)...........................       530
        895   Volkswagen Credit Auto Master Trust,
                5.37%, 07/20/2010 (L)#..........................       895
        830   Wachovia Auto Owners Trust,
                5.41%, 04/20/2009 #.............................       830
        500   Wachovia Bank Commercial Mortgage Trust,
                5.12%, 07/15/2042 #.............................       494
        343   Westpac Securitisation Trust,
                5.46%, 03/23/2036 (L)...........................       345
                                                                  --------
              Total asset & commercial
                mortgage backed securities
                (cost $38,020)..................................  $ 38,037
                                                                  --------
CORPORATE BONDS: INVESTMENT GRADE -- 18.0%
              BASIC MATERIALS -- 0.1%
        490   Vale Overseas Ltd.,
                6.25%, 01/23/2017 #.............................  $    492
                                                                  --------
              CAPITAL GOODS -- 0.3%
  EUR   500   Rolls-Royce plc,
                6.38%, 06/14/2007 #.............................       667
        595   United Technologies Corp.,
                5.47%, 06/01/2009 (L)#..........................       596
                                                                  --------
                                                                     1,263
                                                                  --------

 PRINCIPAL                                                         MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ---------
              CONSUMER CYCLICAL -- 1.4%
$       670   Altria Group, Inc.,
                7.20%, 02/01/2007 #.............................  $    671
        485   DaimlerChrysler N.A. Holdings Corp.,
                4.88%, 06/15/2010 #.............................       473
  EUR   580   Marks and Spencer plc,
                4.19%, 01/16/2007 (L)#..........................       766
        750   Staples, Inc.,
                7.13%, 08/15/2007 #.............................       756
  EUR 1,300   Volkswagen Group Services AG,
                3.74%, 09/27/2007 (L)#..........................     1,714
        730   Wal-Mart Stores, Inc.,
                5.25%, 09/01/2035 #.............................       670
                                                                  --------
                                                                     5,050
                                                                  --------
              CONSUMER STAPLES -- 0.3%
        300   Cia Brasileira de Bebidas,
                10.50%, 12/15/2011 #............................       363
  EUR   520   Imperial Tobacco Finance,
                6.25%, 06/06/2007 #.............................       692
                                                                  --------
                                                                     1,055
                                                                  --------
              ENERGY -- 1.0%
      1,020   Anadarko Petroleum Corp.,
                5.76%, 09/15/2009 (L)#..........................     1,024
        320   Citigroup Global Markets,
                9.13%, 04/25/2007 #.............................       323
        900   ConocoPhillips,
                5.37%, 04/11/2007 (L)#..........................       900
        900   ConocoPhillips Australia Funding Co.,
                5.47%, 04/09/2009 (L)...........................       901
        415   Nakilat Inc.,
                6.07%, 12/31/2033 (I)...........................       412
                                                                  --------
                                                                     3,560
                                                                  --------
              FINANCE -- 7.4%
        660   Abbey National Treasury Service,
                5.37%, 06/29/2007 (L)#..........................       660
        660   Avalon Properties, Inc.,
                6.88%, 12/15/2007...............................       667
  EUR   785   Bank of America Corp.,
                3.72%, 11/20/2008 (L)#..........................     1,037
      1,300   Bank of America Corp.,
                5.53%, 03/06/2007 (L)...........................     1,300
  EUR   500   Banque PSA Finance,
                3.40%, 06/21/2007 (L)...........................       660
        500   Berkshire Hathaway Finance Corp.,
                5.42%, 01/11/2008 (L)#..........................       501
        450   Boeing Capital Corp.,
                4.75%, 08/25/2008...............................       447
      1,300   Caterpillar Financial Services Corp.,
                5.39%, 02/12/2007 (L)#..........................     1,300
        400   Countrywide Home Loans,
                6.94%, 07/16/2007 #.............................       403
  EUR 1,000   Credit Agricole,
                3.48%, 10/17/2007 (L)...........................     1,320
  EUR   880   Credit Agricole,
                3.57%, 07/11/2007 (L)#..........................     1,162

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ---------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
              FINANCE -- (CONTINUED)
$        810  EOP Operating L.P.,
                6.76%, 06/15/2007 #.............................  $    815
         425  ERAC USA Finance Co.,
                5.63%, 04/30/2009 (I)(L)#.......................       426
       1,150  HBOS Treasury Services plc,
                4.00%, 09/15/2009 (I)#..........................     1,115
         395  HSBC Finance Corp.,
                5.41%, 02/28/2007 (L)#..........................       395
         920  International Lease Finance Corp.,
                5.40%, 02/15/2012 (G)...........................       921
         430  Korea Development Bank,
                4.63%, 09/16/2010 #.............................       420
 EUR     800  Lloyds TSB Bank plc,
                5.25%, 07/14/2008 #.............................     1,072
         904  MBNA Credit Card Master Note Trust,
                5.35%, 12/15/2010 (L)#..........................       904
 GBP     360  Metlife Global Funding,
                5.25%, 01/09/2014 #.............................       693
         525  Mizuho Financial Group, Inc.,
                5.79%, 04/15/2014 (I)#..........................       528
 EUR     570  Morgan Stanley,
                4.03%, 05/29/2008 (L)#..........................       756
         665  Morgan Stanley,
                5.41%, 04/25/2008 (L)#..........................       665
         700  Nationwide Building Society,
                2.63%, 01/30/2007 (I)#..........................       699
 EUR     225  Nordea Bank Finland plc,
                5.75%, 03/26/2014 (L)...........................       307
 GBP     350  Northern Trust Co.,
                5.38%, 03/11/2015...............................       672
         215  Prudential Financial, Inc.,
                5.10%, 12/14/2011...............................       213
 EUR     500  RCI Banque,
                3.58%, 03/05/2007 (L)...........................       660
 EUR   1,000  Royal Bank of Canada,
                3.62%, 02/27/2008 (L)#(Q).......................     1,319
 EUR     500  Royal Bank of Canada,
                3.72%, 09/28/2007 (L)#..........................       660
         680  Simon Property Group L.P.,
                6.38%, 11/15/2007 #.............................       685
         121  Southern Capital Corp.,
                5.70%, 06/30/2022 (I)...........................       120
       1,330  St. Paul Travelers Cos., Inc.,
                5.75%, 03/15/2007 #.............................     1,331
       1,145  Temasek Financial I Ltd.,
                4.50%, 09/21/2015 (I)#..........................     1,086
 EUR     300  Unicredito Italiano Bank of Ireland,
                3.55%, 01/25/2008 (L)...........................       396
         795  VTB Capital (Vneshtorgbank),
                5.97%, 08/01/2008 (I)(L)#.......................       795
         670  VTB Capital (Vneshtorgbank),
                6.11%, 09/21/2007 (I)(L)#.......................       672
                                                                  --------
                                                                    27,782
                                                                  --------

 PRINCIPAL                                                         MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ---------
              FOREIGN GOVERNMENTS -- 4.0%
 AUD     410  Australian Government,
                5.25%, 03/15/2019...............................  $    306
 EUR   2,155  Belgium Treasury Bill,
                3.46%, 02/15/2007 (M)...........................     2,833
 EUR   1,585  Belgium Treasury Bill,
                3.59%, 03/15/2007 (M)...........................     2,078
 CAD     740  Canadian Government,
                5.50%, 06/01/2010 #.............................       665
 CAD     825  Canadian Government,
                5.75%, 06/01/2033 #.............................       889
         470  Chile (Republic of),
                5.78%, 01/28/2008 (L)...........................       471
 EUR     400  French Government,
                4.00%, 04/25/2013 #.............................       529
 EUR     685  French Government,
                5.00%, 10/25/2016 #.............................       976
 JPY  34,540  Japanese Government,
                1.00%, 06/10/2016...............................       285
 JPY 178,700  Japanese Government,
                1.40%, 09/20/2011...............................     1,515
 DKK   3,676  Kingdom of Denmark,
                6.00%, 11/15/2009...............................       687
 PLN     580  Poland Government,
                6.25%, 10/24/2015...............................       214
       1,270  Russian Federation,
                10.00%, 06/26/2007 (I)#.........................     1,300
 SGD   1,350  Singapore Government,
                4.38%, 01/15/2009 #.............................       904
 SEK   2,545  Swedish Government,
                4.50%, 08/12/2015...............................       390
       1,000  United Mexican States,
                6.07%, 01/13/2009 (L)#..........................     1,010
                                                                  --------
                                                                    15,052
                                                                  --------
              HEALTH CARE -- 0.2%
 EUR     520  Alliance Boots plc,
                3.85%, 10/19/2007 (L)...........................       687
                                                                  --------
              SERVICES -- 1.2%
         530  Comcast Corp.,
                5.45%, 11/15/2010 #.............................       532
         800  Comcast Corp.,
                5.67%, 07/14/2009 (L)#..........................       802
 GBP     165  ITV plc,
                7.63%, 06/06/2007 #.............................       325
         495  News America, Inc.,
                6.40%, 12/15/2035 #.............................       492
         490  Time Warner, Inc.,
                5.88%, 11/15/2016 #.............................       489
         355  Time Warner, Inc.,
                6.50%, 11/15/2036 #.............................       353
       1,320  Time Warner, Inc.,
                8.18%, 08/15/2007 #.............................     1,342
                                                                  --------
                                                                     4,335
                                                                  --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ---------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
              TECHNOLOGY -- 1.5%
$     1,080   AT&T, Inc.,
                5.10%, 09/15/2014 #.............................  $  1,049
        475   Cingular Wireless Services, Inc.,
                7.88%, 03/01/2011 #.............................       518
        630   General Electric Co.,
                5.00%, 02/01/2013...............................       623
      1,330   Siemens Finance,
                5.42%, 08/14/2009 (I)(L)#.......................     1,330
        890   Sprint Nextel Corp,
                6.00%, 12/01/2016 #.............................       867
  EUR   445   Telecom Italia Finance S.A.
                6.58%, 07/30/2009 #.............................       616
        375   Verizon New England, Inc.,
                6.50%, 09/15/2011 #.............................       386
                                                                  --------
                                                                     5,389
                                                                  --------
              UTILITIES -- 0.6%
        350   FPL Group Capital, Inc.,
                6.13%, 05/15/2007 #.............................       351
        810   Midamerican Energy Holdings Co.,
                6.13%, 04/01/2036 #.............................       817
        300   Nstar,
                8.00%, 02/15/2010 #.............................       322
  EUR   310   Veolia Environment,
                4.00%, 02/12/2016...............................       387
        195   Virginia Electric & Power Co.,
                5.38%, 02/01/2007 #.............................       196
                                                                  --------
                                                                     2,073
                                                                  --------
              Total corporate bonds: investment grade
                (cost $65,844)..................................  $ 66,738
                                                                  --------
U.S. GOVERNMENT SECURITIES -- 0.3%
              OTHER DIRECT FEDERAL OBLIGATIONS -- 0.3%
      1,200   Federal Home Loan Bank
              5.75%, 2012.......................................  $  1,245
                                                                  --------
              Total U.S. government securities
                (cost $1,202)...................................  $  1,245
                                                                  --------
U.S. GOVERNMENT AGENCIES -- 6.3%
              FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.7%
        437   5.50% 2019 -- 2020 #..............................  $    437
      1,861   5.70% 2036 (L)#...................................     1,865
        424   6.66% 2029 (L)#...................................       438
                                                                  --------
                                                                     2,740
                                                                  --------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 5.0%
      1,392   4.78% 2014 #......................................     1,362
      1,600   4.98% 2013 (L)#...................................     1,582
      5,342   5.00% 2019 -- 2036 #..............................     5,219
      7,443   5.50% 2034 -- 2036 #..............................     7,354
        455   5.75% 2036 (L)....................................       456
      2,131   6.50% 2013 -- 2036 #..............................     2,172
          7   7.00% 2029........................................         8
                                                                  --------
                                                                    18,153
                                                                  --------

 PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ---------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.6%
$     1,329   5.00% 2035 #......................................  $  1,292
        435   6.00% 2028 -- 2035................................       440
         80   6.50% 2028........................................        83
        485   7.50% 2035........................................       505
         51   8.00% 2029 -- 2030................................        54
                                                                  --------
                                                                     2,374
                                                                  --------
              Total U.S. government agencies
                (cost $23,245)..................................  $ 23,267
                                                                  --------
              Total long-term investments
                (cost $312,365).................................  $348,158
                                                                  --------
SHORT-TERM INVESTMENTS -- 6.9%
              FINANCE -- 1.2%
      1,345   Abbey National Treasury Service,
                5.17%, 04/03/2007 #.............................  $  1,344
      1,360   ANZ Delaware, Inc.,
                4.81%, 01/29/2007 #.............................     1,360
      1,345   Barclays Bank plc NY,
                5.20%, 04/03/2007 #.............................     1,345
        540   Societe Generale,
                4.77%, 01/17/2007 #.............................       540
                                                                  --------
                                                                     4,589
                                                                  --------
              REPURCHASE AGREEMENTS -- 4.5%
      3,776   Banc of America Securities TriParty Joint
                Repurchase Agreement,
                5.31%, 01/02/2007...............................     3,776
      5,206   BNP Paribas TriParty Joint Repurchase Agreement,
                5.31%, 01/02/2007...............................     5,206
         57   Deutsche Bank Securities Joint Repurchase
                Agreement,
                4.80%, 01/02/2007...............................        57
      3,259   Deutsche Bank Securities TriParty Joint Repurchase
                Agreement,
                5.30%, 01/02/2007...............................     3,259
      1,113   Morgan Stanley & Co., Inc. TriParty Joint
                Repurchase Agreement,
                5.30%, 01/02/2007...............................     1,113
      3,259   UBS Securities TriParty Joint Repurchase
                Agreement,
                5.31%, 01/02/2007...............................     3,259
                                                                  --------
                                                                    16,670
                                                                  --------
              U.S. GOVERNMENT SECURITIES -- 0.4%
      1,375   U.S. Treasury Bill,
                4.84%, 03/15/2007 (M)(S)........................     1,362
                                                                  --------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
-----------                                                       ---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
              SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
              LENDING -- 0.8%
      2,991   Mellon GSL DBTII Collateral Fund..................  $  2,991
                                                                  --------
              Total short-term investments
                (cost $25,612)..................................  $ 25,612
                                                                  --------
              Total investments in securities
                (cost $337,977) (C).............................  $373,770
                                                                  ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 41.83% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $89,697, which represents 24.20% of total net assets.

  (B)All principal amounts are in U.S. dollars unless otherwise indicated.

      AUD   -- Australian Dollar
      CAD   -- Canadian Dollar
      DKK   -- Danish Krone
      EUR   -- EURO
      GBP   -- British Pound
      JPY   -- Japanese Yen
      PLN   -- Polish Zloty
      SEK   -- Swedish Krona
      SGD   -- Singapore Dollar
      PFIC  -- Passive Foreign Investment Company

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $340,404 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $36,811
      Unrealized depreciation.........................   (3,445)
                                                        -------
      Net unrealized appreciation.....................  $33,366
                                                        =======

  (D)Currently non-income producing.

 (G) Security is partially on loan at December 31, 2006.

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At December 31, 2006, the market value of these securities amounted to $2,291 or 0.62% of net assets.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $14,345, which represents 3.87% of total net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2006.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2006 was $1,896.

  (S)Security pledged as initial margin deposit for open futures contracts at December 31, 2006.

     FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                        UNREALIZED
                                 NUMBER OF                             APPRECIATION
      DESCRIPTION                CONTRACTS*   POSITION   EXPIRATION   (DEPRECIATION)
      -----------                ----------   --------   ----------   --------------
      5 Year U.S. Treasury Note      86        Short     March 2007        $ 35
      10 Year Australian Bond        78         Long     March 2007         (47)
      10 Year Canadian Bond          36        Short     March 2007          23
      10 Year Japanese Bond           6        Short     March 2007           5
      10 Year U.S. Treasury Note     27        Short     March 2007          14
      DJ EURO                        46        Short     March 2007         (22)
      Eurex EURO-BOBL                13        Short     March 2007           3
      Eurex EURO-BUND                28        Short     March 2007          14
      Eurex EURO-BUXL                 2         Long     March 2007          (7)
      Eurex EURO-SCHATZ              21         Long     March 2007         (16)
      FTSE 100 Index                 15        Short     March 2007           3
      Long Gilt                      24        Short     March 2007           5
      S&P 500 Index                 123        Short     March 2007          (8)
      SPE SPI 200 Index               8        Short     March 2007         (11)
      Topix Index                    11        Short     March 2007         (66)
      U.S. Long Bond                 14        Short     March 2007          17
                                                                           ----
                                                                           $(58)
                                                                           ====

     * The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY COUNTRY
As of December 31, 2006

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                     PERCENTAGE OF
COUNTRY                                               NET ASSETS
------------------------------------------------------------------
Australia                                                  0.9%
------------------------------------------------------------------
Austria                                                    0.7
------------------------------------------------------------------
Belgium                                                    2.3
------------------------------------------------------------------
Brazil                                                     0.7
------------------------------------------------------------------
Canada                                                     2.1
------------------------------------------------------------------
Chile                                                      0.1
------------------------------------------------------------------
Denmark                                                    0.2
------------------------------------------------------------------
Dutch Antilles                                             1.2
------------------------------------------------------------------
Finland                                                    0.1
------------------------------------------------------------------
France                                                     2.8
------------------------------------------------------------------
Germany                                                    1.4
------------------------------------------------------------------
Ireland                                                    1.3
------------------------------------------------------------------
Japan                                                      7.5
------------------------------------------------------------------
Luxembourg                                                 0.6
------------------------------------------------------------------
Mexico                                                     2.1
------------------------------------------------------------------
Netherlands                                                1.9
------------------------------------------------------------------
Norway                                                     0.3
------------------------------------------------------------------
Poland                                                     0.1
------------------------------------------------------------------
Qatar                                                      0.1
------------------------------------------------------------------
Russia                                                     1.0
------------------------------------------------------------------
Singapore                                                  0.3
------------------------------------------------------------------
South Korea                                                0.9
------------------------------------------------------------------
Sweden                                                     0.1
------------------------------------------------------------------
Switzerland                                                2.5
------------------------------------------------------------------
Taiwan                                                     0.8
------------------------------------------------------------------
United Kingdom                                             9.8
------------------------------------------------------------------
United States                                             52.2
------------------------------------------------------------------
Short-Term Investments                                     6.9
------------------------------------------------------------------
Other Assets & Liabilities                                (0.9)
------------------------------------------------------------------
TOTAL                                                    100.0%
------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

            FORWARD BOND CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                  MARKET          CONTRACT         DELIVERY           MATURITY
DESCRIPTION                   TRANSACTION          VALUE           AMOUNT            DATE               DATE
-----------                   -----------         -------         --------         ---------         ----------
Australian Government, 6.00%      Buy             $   597         $   606          1/30/2007          2/15/2017
Bundesobligation, 3.25%          Sell                 716             720          1/15/2007          4/17/2009
Canadian Government, 3.75%       Sell               6,617           6,772          2/15/2007           9/1/2011
Canadian Government, 4.00%       Sell               3,880           3,947          2/15/2007           6/1/2016
Deutscheland Bundesrepublic,
  3.75%                           Buy               9,892           9,936          2/28/2007           1/4/2015
Deutscheland Bundesrepublic,
  4.00%                           Buy               5,057           5,077          2/28/2007           7/4/2016
Deutscheland Bundesrepublic,
  4.00%                           Buy               4,346           4,414          1/29/2007           1/4/2037
Deutscheland Bundesrepublic,
  5.00%                           Buy              10,978          10,979          2/28/2007           1/4/2012
Deutscheland Bundesrepublic,
  5.50%                           Buy                 367             376          1/29/2007           1/4/2031
French Treasury Note, 3.50%       Buy               7,424           7,263           1/8/2007          7/12/2011
Japanese Government, 1.00%        Buy               1,899           1,970          1/10/2007          6/10/2016
Japanese Government, 1.20%        Buy               2,803           2,819          1/31/2007          9/20/2011
Japanese Government, 1.40%        Buy               6,443           6,490          1/31/2007          6/22/2009
Japanese Government, 1.40%        Buy               3,372           3,408          1/31/2007         12/20/2015
Japanese Government, 1.50%       Sell                 510             513          1/31/2007          9/20/2013
Japanese Government, 1.60%        Buy               2,929           2,949          1/31/2007          6/20/2008
Japanese Government, 1.70%       Sell               1,217           1,226          1/31/2007          9/20/2016
Japanese Government, 1.90%       Sell               2,253           2,271          1/31/2007          6/20/2016
Japanese Government, 2.10%        Buy               2,789           2,811          1/31/2007          9/20/2025
Singapore Government, 3.63%       Buy               1,452           1,431          1/22/2007           7/1/2014
Swedish Government, 5.25%        Sell               7,462           7,498          2/27/2007          3/15/2011
U.S. Treasury Notes, 3.50%       Sell               3,621           3,644          1/31/2007          1/15/2011
U.S. Treasury Notes, 4.38%       Sell               5,853           5,897          1/26/2007          8/15/2012
U.S. Treasury Notes, 4.50%        Buy               5,214           5,256          1/26/2007         11/15/2015
U.S. Treasury Notes, 4.88%        Buy               8,405           8,434          1/26/2007          8/15/2009
U.S. Treasury Notes, 4.88%       Sell                 947             960          1/10/2007          8/15/2016
U.S. Treasury Notes, 5.00%        Buy               3,670           3,692          1/31/2007          2/15/2011
U.S. Treasury Notes, 5.38%        Buy                 964             976          1/26/2007          2/15/2031
UK Gilt Forward, 4.00%            Buy               2,123           2,175           1/9/2007           9/7/2016
UK Gilt Forward, 4.25%            Buy               2,445           2,465          2/28/2007           3/7/2036
United Kingdom Treasury,
  5.00%                           Buy               1,206           1,211          2/28/2007           3/7/2012

                                UNREALIZED
                               APPRECIATION
DESCRIPTION                   (DEPRECIATION)
-----------                   --------------
Australian Government, 6.00%       $ (9)
Bundesobligation, 3.25%               4
Canadian Government, 3.75%          155
Canadian Government, 4.00%           67
Deutscheland Bundesrepublic,
  3.75%                             (44)
Deutscheland Bundesrepublic,
  4.00%                             (20)
Deutscheland Bundesrepublic,
  4.00%                             (68)
Deutscheland Bundesrepublic,
  5.00%                              (1)
Deutscheland Bundesrepublic,
  5.50%                              (9)
French Treasury Note, 3.50%         161
Japanese Government, 1.00%          (71)
Japanese Government, 1.20%          (16)
Japanese Government, 1.40%          (47)
Japanese Government, 1.40%          (36)
Japanese Government, 1.50%            3
Japanese Government, 1.60%          (20)
Japanese Government, 1.70%            9
Japanese Government, 1.90%           18
Japanese Government, 2.10%          (22)
Singapore Government, 3.63%          21
Swedish Government, 5.25%            36
U.S. Treasury Notes, 3.50%           23
U.S. Treasury Notes, 4.38%           44
U.S. Treasury Notes, 4.50%          (42)
U.S. Treasury Notes, 4.88%          (29)
U.S. Treasury Notes, 4.88%           13
U.S. Treasury Notes, 5.00%          (22)
U.S. Treasury Notes, 5.38%          (12)
UK Gilt Forward, 4.00%              (52)
UK Gilt Forward, 4.25%              (20)
United Kingdom Treasury,
  5.00%                              (5)
                                   ----
                                   $  9
                                   ====

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                                                                     UNREALIZED
                                                                MARKET          CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION          VALUE           AMOUNT            DATE            (DEPRECIATION)
-----------                                 -----------         -------         --------         ---------         --------------
Australian Dollar                               Buy             $ 1,869         $ 1,867          3/20/2007             $   2
Australian Dollar                               Buy               4,433           4,438          3/20/2007                (5)
Australian Dollar                              Sell                 884             876          3/15/2007                (8)
Australian Dollar                              Sell               1,671           1,672          3/20/2007                 1
Australian Dollar                              Sell               2,632           2,613          3/20/2007               (19)
British Pound                                   Buy               3,295           3,322          3/20/2007               (27)
British Pound                                   Buy                 333             332          3/20/2007                 1
British Pound                                  Sell                 477             477           1/2/2007                --
British Pound                                  Sell                 628             629           1/3/2007                 1
British Pound                                  Sell                 495             494           1/4/2007                (1)
British Pound                                  Sell                 490             489          3/16/2007                (1)
British Pound                                  Sell               7,418           7,465          3/20/2007                47
Canadian Dollar                                 Buy               4,544           4,624          3/20/2007               (80)
Canadian Dollar                                Sell               4,869           4,973          3/20/2007               104
Chilian Peso                                    Buy                 826             835          3/20/2007                (9)
Chilian Peso                                   Sell                 826             836          3/20/2007                10
Chinese Yuan Renminbi                           Buy                 183             183          3/21/2007                --
Chinese Yuan Renminbi                           Buy               1,054           1,036          6/20/2007                18
Chinese Yuan Renminbi                          Sell                 183             182          3/21/2007                (1)
Chinese Yuan Renminbi                          Sell               1,054           1,052          6/20/2007                (2)
Danish Krone                                   Sell                 754             760          3/20/2007                 6
Euro                                            Buy                  57              57           1/4/2007                --
Euro                                            Buy               1,325           1,316           1/4/2007                 9
Euro                                            Buy               5,182           5,164          3/20/2007                18
Euro                                            Buy              44,583          44,934          3/20/2007              (351)
Euro                                           Sell                 586             582           1/2/2007                (4)
Euro                                           Sell                 300             299           1/3/2007                (1)
Euro                                           Sell                 220             219          3/16/2007                (1)
Euro                                           Sell              64,102          64,618          3/20/2007               516
Euro                                           Sell               7,903           7,870          3/20/2007               (33)
Hong Kong Dollars                              Sell                  64              64           1/2/2007                --
Hungarian Forint                                Buy                 174             171          3/20/2007                 3
Iceland Krona                                  Sell                 171             171          3/20/2007                --
Israeli Shekel                                  Buy               1,763           1,752          3/20/2007                11
Israeli Shekel                                  Buy                 677             679          3/20/2007                (2)
Israeli Shekel                                 Sell               1,414           1,417          3/20/2007                 3
Israeli Shekel                                 Sell                 718             717          3/20/2007                (1)
Japanese Yen                                    Buy                 497             498           1/5/2007                (1)
Japanese Yen                                    Buy               7,881           8,149          3/20/2007              (268)
Japanese Yen                                   Sell               1,363           1,419           3/8/2007                56
Japanese Yen                                   Sell                 142             142           3/8/2007                --
Japanese Yen                                   Sell               9,642           9,982          3/20/2007               340
Japanese Yen                                   Sell                 557             556          3/20/2007                (1)
Malaysian Ringgit                               Buy               3,579           3,571          3/20/2007                 8
Malaysian Ringgit                              Sell               1,486           1,476          3/20/2007               (10)
Mexican Peso                                    Buy                  71              69          3/20/2007                 2
Mexican Peso                                   Sell                 258             256          3/20/2007                (2)
New Zealand Dollar                              Buy               3,079           3,009          3/20/2007                70
New Zealand Dollar                              Buy                 316             316          3/20/2007                --
New Zealand Dollar                             Sell               3,670           3,588          3/20/2007               (82)
Norwegian Krone                                 Buy               1,398           1,426          3/20/2007               (28)
Norwegian Krone                                Sell               1,398           1,421          3/20/2007                23
Polish Zloty                                   Sell                 216             219          3/20/2007                 3
Polish Zloty                                   Sell                 173             172          3/20/2007                (1)
Singapore Dollar                                Buy               3,981           3,969          3/20/2007                12

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                                     UNREALIZED
                                                                MARKET          CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION          VALUE           AMOUNT            DATE            (DEPRECIATION)
-----------                                 -----------         -------         --------         ---------         --------------
Singapore Dollar                               Sell             $ 5,759         $ 5,736          3/20/2007             $ (23)
South Korean Won                                Buy               1,032           1,042          3/20/2007               (10)
South Korean Won                               Sell               3,302           3,333          3/20/2007                31
Swedish Krona                                   Buy               3,518           3,548          3/20/2007               (30)
Swedish Krona                                  Sell               3,917           3,964          3/20/2007                47
Swiss Franc                                     Buy               7,754           7,894          3/20/2007              (140)
Swiss Franc                                    Sell               4,069           4,129          3/20/2007                60
Swiss Franc                                    Sell               1,855           1,849          3/20/2007                (6)
Taiwan Dollar                                  Sell                 665             672          3/20/2007                 7
                                                                                                                       -----
                                                                                                                       $ 261
                                                                                                                       =====

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL COMMUNICATIONS HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 94.4%
            BRAZIL -- 4.9%
     70     Brasil Telecom S.A. ADR (G).......................   $ 1,045
     23     Tele Norte Leste Participacoes S.A. ADR (G).......       349
                                                                 -------
                                                                   1,394
                                                                 -------
            CHINA -- 2.4%
  1,260     China Telecom Corp. Ltd. (A)......................       688
                                                                 -------
            EGYPT -- 1.0%
      9     Mobinil-Egyptian Mobile Service...................       292
                                                                 -------
            FRANCE -- 6.3%
     65     France Telecom S.A. (A)(G)........................     1,789
                                                                 -------
            ITALY -- 0.4%
     47     Telecom Italia S.p.A. (A).........................       120
                                                                 -------
            LUXEMBOURG -- 4.0%
     48     Citigroup Global Certificate -- Bharti
              Televentures (D)................................       687
      7     Millicom International Cellular S.A. (D)..........       456
                                                                 -------
                                                                   1,143
                                                                 -------
            MOROCCO -- 0.1%
      2     Maroc Telecom (A)(G)..............................        25
                                                                 -------
            NORWAY -- 5.8%
     86     Telenor ASA (A)...................................     1,619
                                                                 -------
            PHILIPPINES -- 4.9%
     27     Philippine Long Distance Telephone Co. (A)........     1,398
                                                                 -------
            RUSSIA -- 15.2%
     36     AFK Sistema GDR...................................     1,139
     38     Mobile Telesystems OJSC ADR.......................     1,927
     16     Vimpel-Communications ADR (D).....................     1,224
                                                                 -------
                                                                   4,290
                                                                 -------
            SOUTH AFRICA -- 7.1%
     88     MTN Group Ltd. (A)................................     1,070
     11     Telkom South Africa Ltd. ADR (G)..................       924
                                                                 -------
                                                                   1,994
                                                                 -------
            SPAIN -- 4.2%
     19     Telefonica S.A. ADR (G)...........................     1,186
                                                                 -------
            TURKEY -- 4.7%
    100     Turkcell Iletisim Hizmet ADR (G)..................     1,334
                                                                 -------
            UNITED STATES -- 33.4%
     12     AT&T, Inc. .......................................       422
     26     Atlantic Tele-Network, Inc. ......................       759
    184     KongZhong Corp. ADR (D)(G)........................     1,800
     33     Leap Wireless International, Inc. (D).............     1,974
     78     Neustar, Inc. (D).................................     2,521

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            UNITED STATES -- (CONTINUED)
     52     Sprint Nextel Corp. ..............................   $   984
     43     Syniverse Holdings, Inc. (D)......................       649
     44     Vonage Holdings Corp. (D)(G)......................       305
                                                                 -------
                                                                   9,414
                                                                 -------
            Total common stock
              (cost $21,188)..................................   $26,686
                                                                 -------
PREFERRED STOCKS -- 3.6%
            BRAZIL -- 3.6%
     45     Telemar Norte Leste S.A. .........................   $ 1,019
                                                                 -------
            Total preferred stocks
              (cost $1,017)...................................   $ 1,019
                                                                 -------
            Total long-term investments
              (cost $22,205)..................................   $27,705
                                                                 -------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 24.7%
            REPURCHASE AGREEMENTS -- 1.2%
 $   79     Banc of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................   $    79
    110     BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................       110
      1     Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................         1
     69     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................        69
     23     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................        23
     69     UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................        69
                                                                 -------
                                                                     351
                                                                 -------
SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 23.5%
  6,626     BNY Institutional Cash Reserve Fund...............   $ 6,626
                                                                 -------
            Total short-term investments
              (cost $6,977)...................................   $ 6,977
                                                                 -------
            Total investments in securities
              (cost $29,182) (C)..............................   $34,682
                                                                 =======

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL COMMUNICATIONS HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 64.74% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $6,709, which represents 23.74% of total net assets.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $29,215 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation..........................  $6,051
      Unrealized depreciation..........................    (584)
                                                         ------
      Net unrealized appreciation......................  $5,467
                                                         ======

  (D)Currently non-income producing.

 (G) Security is partially on loan at December 31, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY INDUSTRY
As of December 31, 2006

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Communications Equipment                                3.9%
---------------------------------------------------------------
Other Telecommunications                               30.5
---------------------------------------------------------------
Software Publishers                                     6.4
---------------------------------------------------------------
Telecommunications Resellers                            0.1
---------------------------------------------------------------
Wired Telecommunications Carriers                      19.8
---------------------------------------------------------------
Wireless Communications Services                        3.7
---------------------------------------------------------------
Wireless Telecommunications Carriers                   33.6
---------------------------------------------------------------
Short-Term Investments                                 24.7
---------------------------------------------------------------
Other Assets & Liabilities                            (22.7)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
  COMMON STOCK -- 99.5%
            AUSTRALIA -- 2.0%
    41      Westpac Banking Corp. (A).........................   $   782
                                                                 -------
            CANADA -- 4.5%
    10      Bank of Montreal..................................       568
     7      Canadian Imperial Bank of Commerce................       565
    12      Canadian Western Bank.............................       531
     5      Gluskin Sheff + Associates, Inc...................        68
                                                                 -------
                                                                   1,732
                                                                 -------
            FRANCE -- 1.0%
    13      Natixis (A).......................................       372
                                                                 -------
            GERMANY -- 6.3%
     4      Deutsche Boerse AG (A)............................       802
     9      Muenchener Rueckversicherungs-Gesellschaft AG
              (A).............................................     1,607
                                                                 -------
                                                                   2,409
                                                                 -------
            HONG KONG -- 2.8%
    99      Hong Kong Exchanges & Clearing Ltd. (A)...........     1,084
                                                                 -------
            ITALY -- 8.3%
   117      Banca Monte dei Paschi di Siena S.p.A. (A)........       752
    17      Banche Popolari Unite Scpa (A)....................       464
   107      Intesa Sanpaolo (A)...............................       826
   128      UniCredito Italiano S.p.A. (A)....................     1,121
                                                                 -------
                                                                   3,163
                                                                 -------
            NETHERLANDS -- 4.0%
    30      Aegon N.V. (A)....................................       573
    22      ING Groep N.V. (A)................................       956
                                                                 -------
                                                                   1,529
                                                                 -------
            NORWAY -- 1.0%
    30      Sparebanken Midt-Norge (A)........................       396
                                                                 -------
            SWITZERLAND -- 14.8%
    17      Credit Suisse Group (A)...........................     1,159
    14      Julius Baer Holding Ltd. (A)......................     1,541
     2      Swiss Life Holding (A)............................       608
    38      UBS AG (A)........................................     2,313
                                                                 -------
                                                                   5,621
                                                                 -------
            UNITED KINGDOM -- 14.1%
   205      Aberdeen Asset Management plc (A).................       760
    66      AMVESCAP plc (A)..................................       774
    67      Barclays plc (A)..................................       962
    50      Kensington Group plc (A)..........................       764
    61      Old Mutual plc (A)................................       209
    57      Paragon Group Companies plc (A)...................       750
    29      Royal Bank of Scotland Group plc (A)..............     1,141
                                                                 -------
                                                                   5,360
                                                                 -------
            UNITED STATES -- 40.7%
    13      ACE Ltd. .........................................       763
     2      Alleghany Corp. (D)...............................       764
    31      Bank of America Corp. ............................     1,676

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            UNITED STATES -- (CONTINUED)
    15      Capital One Financial Corp. ......................   $ 1,143
    28      Citigroup, Inc. ..................................     1,579
    16      Countrywide Financial Corp. ......................       675
    41      E*Trade Financial Corp. (D).......................       928
     9      Federal Home Loan Mortgage Corp. .................       591
    16      MBIA, Inc. .......................................     1,147
    11      Nasdaq Stock Market, Inc. (D).....................       345
     7      Nuveen Investments, Inc. Class A..................       363
    13      PNC Financial Services Group, Inc. ...............       963
    14      Reinsurance Group of America, Inc. ...............       774
    14      Signature Bank (D)................................       418
    17      State Street Corp. ...............................     1,120
    42      UnumProvident Corp. ..............................       881
    13      Wachovia Corp. ...................................       755
    13      Webster Financial Corp. ..........................       650
                                                                 -------
                                                                  15,535
                                                                 -------
            Total common stock
              (cost $31,069)..................................   $37,983
                                                                 -------
PRINCIPAL
AMOUNT
---------
  SHORT-TERM INVESTMENTS -- 0.5%
            REPURCHASE AGREEMENTS -- 0.5%
  $ 45      Banc of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................   $    45
    63      BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................        63
     1      Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................         1
    39      Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................        39
    13      Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................        13
    39      UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................        39
                                                                 -------
            Total short-term investments
              (cost $200).....................................   $   200
                                                                 -------
            Total investments in securities
              (cost $31,269) (C)..............................   $38,183
                                                                 =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 58.82% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $20,716, which represents 54.28% of total net assets.

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $31,346 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation..........................  $6,943
      Unrealized depreciation..........................    (106)
                                                         ------
      Net unrealized appreciation......................  $6,837
                                                         ======

  (D)Currently non-income producing.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY INDUSTRY
As of December 31, 2006

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Agencies, Brokerage and Other Insurance                 5.1%
---------------------------------------------------------------
Commercial Banking                                     13.9
---------------------------------------------------------------
Consumer Lending                                        2.0
---------------------------------------------------------------
Depository Credit Banking                              18.4
---------------------------------------------------------------
Insurance Carriers                                     17.6
---------------------------------------------------------------
International Trade Financing (Foreign Banks)          15.2
---------------------------------------------------------------
Nondepository Credit Banking                            3.0
---------------------------------------------------------------
Other Financial Investment Activities                   6.6
---------------------------------------------------------------
Real Estate Credit (Mortgage Banking)                   5.3
---------------------------------------------------------------
Securities and Commodities Exchanges                    3.7
---------------------------------------------------------------
Securities, Commodities and Brokerage                   8.7
---------------------------------------------------------------
Short-Term Investments                                  0.5
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL HEALTH HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 98.9%
            AGENCIES, BROKERAGES, OTHER INSURANCE ACTIVITIES -- 0.8%
     62     Medco Health Solutions, Inc. (D)..................  $  3,313
                                                                --------
            BASIC CHEMICAL MANUFACTURING -- 0.3%
     25     Bayer AG (A)......................................     1,332
                                                                --------
            DRUGS & DRUGGISTS SUNDRIES WHOLESALERS -- 6.6%
    173     Cardinal Health, Inc. ............................    11,127
    354     McKesson Corp. ...................................    17,922
                                                                --------
                                                                  29,049
                                                                --------
            GENERAL MEDICAL AND SURGICAL HOSPITALS -- 2.2%
    136     Triad Hospitals, Inc. (D).........................     5,685
     72     Universal Health Services, Inc. Class B...........     4,002
                                                                --------
                                                                   9,687
                                                                --------
            HEALTH AND PERSONAL CARE STORES -- 2.4%
    189     CVS Corp. ........................................     5,827
     52     Longs Drug Stores Corp. ..........................     2,200
    485     Rite Aid Corp. (D)................................     2,641
                                                                --------
                                                                  10,668
                                                                --------
            INSURANCE CARRIERS -- 5.4%
     31     eHealth, Inc. (D).................................       631
    348     UnitedHealth Group, Inc. .........................    18,714
     55     Wellpoint, Inc. (D)...............................     4,296
                                                                --------
                                                                  23,641
                                                                --------
            MEDICAL EQUIPMENT & SUPPLIES MANUFACTURING -- 5.8%
    221     Baxter International, Inc. .......................    10,271
    109     Biomet, Inc. .....................................     4,486
    349     Smith & Nephew plc (A)............................     3,644
    189     St. Jude Medical, Inc. (D)........................     6,899
                                                                --------
                                                                  25,300
                                                                --------
            NAVIGATE, MEASURE, CONTROL INSTRUMENTS -- 7.4%
    123     Beckman Coulter, Inc. ............................     7,373
    470     Medtronic, Inc. ..................................    25,171
                                                                --------
                                                                  32,544
                                                                --------
            PHARMACEUTICAL & MEDICINE MANUFACTURING -- 56.9%
    502     Abbott Laboratories...............................    24,433
    128     Amgen, Inc. (D)...................................     8,751
    216     Amylin Pharmaceuticals, Inc. (D)..................     7,791
    305     Astellas Pharma, Inc. (A).........................    13,808
    219     AstraZeneca plc ADR...............................    11,727
    130     AtheroGenics, Inc. (D)(G).........................     1,287
     72     Barr Pharmaceuticals, Inc. (D)....................     3,589
    445     Bristol-Myers Squibb Co. .........................    11,723
    130     Cephalon, Inc. (D)................................     9,167
    447     Cytokinetics, Inc. (D)............................     3,340
    499     Daiichi Sankyo Co., Ltd. (A)......................    15,566
    284     Eisai Co., Ltd. (A)...............................    15,618
    458     Elan Corp. plc ADR (D)............................     6,760
    138     Eli Lilly & Co. ..................................     7,200
    146     Forest Laboratories, Inc. (D).....................     7,367
    203     Gilead Sciences, Inc. (D).........................    13,168
     91     H. Lundbeck A/S (A)...............................     2,496

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            PHARMACEUTICAL & MEDICINE MANUFACTURING -- (CONTINUED)
     74     Ipsen (A).........................................  $  3,454
     98     Merck & Co., Inc. ................................     4,282
    379     MGI Pharma, Inc. (D)..............................     6,977
    107     NPS Pharmaceuticals, Inc. (D).....................       485
    388     Sanofi-Aventis S.A. ADR...........................    17,920
    791     Schering-Plough Corp. ............................    18,695
    651     Shionogi & Co., Ltd. (A)..........................    12,785
    147     Teva Pharmaceutical Industries Ltd. ADR...........     4,581
    173     UCB S.A. (A)......................................    11,847
    148     Vertex Pharmaceuticals, Inc. (D)..................     5,526
                                                                --------
                                                                 250,343
                                                                --------
            PROFESSIONAL SERVICES COMPUTER SYSTEM DESIGN & RELATED --1.3%
    200     IMS Health, Inc. .................................     5,491
                                                                --------
            SCIENTIFIC RESEARCH & DEVELOPMENT SERVICES -- 9.8%
    304     Applera Corp. -- Celera Group (D).................     4,250
    725     Ciphergen Biosystems, Inc. (D)....................       646
    202     CV Therapeutics, Inc. (D).........................     2,814
    299     Exelixis, Inc. (D)................................     2,688
    357     Human Genome Sciences, Inc. (D)(G)................     4,445
     81     ICOS Corp. (D)....................................     2,730
    276     Incyte Corp. (D)..................................     1,614
    222     Medicines Co. (D).................................     7,035
    782     Millennium Pharmaceuticals, Inc. (D)..............     8,528
    166     Regeneron Pharmaceuticals, Inc. (D)...............     3,340
    308     Zymogenetics, Inc. (D)............................     4,788
                                                                --------
                                                                  42,878
                                                                --------
            Total common stock
              (cost $364,237).................................  $434,246
                                                                --------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 1.9%
            REPURCHASE AGREEMENT -- 0.7%
 $  724     Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $    724
    999     BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................       999
     11     Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................        11
    625     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................       625
    214     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................       214
    625     UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................       625
                                                                --------
                                                                   3,198
                                                                --------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL HEALTH HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
SHARES                                                          VALUE (W)
---------                                                       ---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 1.2%
  5,221     BNY Institutional Cash Reserve Fund...............  $  5,221
                                                                --------
            Total short-term investments
              (cost $8,419)...................................  $  8,419
                                                                --------
            Total investments in securities
              (cost $372,656) (C).............................  $442,665
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 27.69% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $80,550, which represents 18.35% of total net assets.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $374,129 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $ 79,531
      Unrealized depreciation........................   (10,995)
                                                       --------
      Net unrealized appreciation....................  $ 68,536
                                                       ========

  (D)Currently non-income producing.

  (G)Security is partially on loan at December 31, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY COUNTRY
As of December 31, 2006

                                                  PERCENTAGE OF
COUNTRY                                            NET ASSETS
---------------------------------------------------------------
Belgium                                                 2.7%
---------------------------------------------------------------
Denmark                                                 0.6
---------------------------------------------------------------
France                                                  4.9
---------------------------------------------------------------
Germany                                                 0.3
---------------------------------------------------------------
Ireland                                                 1.5
---------------------------------------------------------------
Israel                                                  1.0
---------------------------------------------------------------
Japan                                                  13.2
---------------------------------------------------------------
United Kingdom                                          3.5
---------------------------------------------------------------
United States                                          71.2
---------------------------------------------------------------
Short-Term Investments                                  1.9
---------------------------------------------------------------
Other Assets & Liabilities                             (0.8)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL LEADERS HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.5%
            BASIC MATERIALS -- 5.7%
     341    Cameco Corp. .....................................  $   13,793
     472    Companhia Vale do Rio Doce ADR....................      14,040
     197    Freeport-McMoRan Copper & Gold, Inc. Class B......      10,990
      69    Vallourec (A).....................................      20,050
     218    Xstrata plc (A)...................................      10,854
                                                                ----------
                                                                    69,727
                                                                ----------
            CAPITAL GOODS -- 1.8%
     248    Boeing Co. .......................................      21,997
                                                                ----------
            CONSUMER CYCLICAL -- 8.8%
     331    Best Buy Co., Inc. ...............................      16,289
   3,121    Carphone Warehouse Group plc (A)..................      19,128
     464    eBay, Inc. (D)....................................      13,943
      98    Nintendo Co. Ltd. (A).............................      25,319
   4,230    Tesco plc (A).....................................      33,426
                                                                ----------
                                                                   108,105
                                                                ----------
            CONSUMER STAPLES -- 6.6%
     120    Fomento Economico Mexicano S.A. de C.V. ADR.......      13,891
       4    Japan Tobacco, Inc. (A)...........................      17,869
      40    Nestle S.A. (A)...................................      14,316
     412    Reckitt Benckiser plc (A).........................      18,780
     294    Royal Numico N.V. (A).............................      15,812
                                                                ----------
                                                                    80,668
                                                                ----------
            ENERGY -- 3.7%
     123    Noble Corp. ......................................       9,336
     269    RAO Gazprom Class S ADR (K).......................      12,363
     378    Schlumberger Ltd. ................................      23,862
                                                                ----------
                                                                    45,561
                                                                ----------
            FINANCE -- 15.8%
     144    Deutsche Boerse AG (A)............................      26,476
     798    E*Trade Financial Corp. (D).......................      17,889
     208    Erste Bank Der Oesterreichischen Sparkassen AG
              (A).............................................      15,939
     121    Goldman Sachs Group, Inc. ........................      24,181
      88    KBC Groep N.V. (A)(G).............................      10,751
   2,138    Man Group plc (A).................................      21,822
      59    ORIX Corp. (A)(G) PFIC............................      17,052
     297    Standard Chartered plc (A)........................       8,649
       1    Sumitomo Mitsui Financial Group, Inc. (A).........       9,245
     616    Sumitomo Realty & Development Co., Ltd. (A)(G)....      19,749
     352    UBS AG (A)........................................      21,295
                                                                ----------
                                                                   193,048
                                                                ----------
            HEALTH CARE -- 10.2%
     132    Celgene Corp. (D)(G)..............................       7,577
     401    Eisai Co., Ltd. (A)(G)............................      22,007

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            HEALTH CARE -- (CONTINUED)
     877    Elan Corp. plc ADR (D)............................  $   12,931
     387    Monsanto Co. .....................................      20,334
   1,091    Schering-Plough Corp. ............................      25,791
     486    St. Jude Medical, Inc. (D)........................      17,757
     367    Wyeth.............................................      18,688
                                                                ----------
                                                                   125,085
                                                                ----------
            SERVICES -- 9.7%
     639    Comcast Corp. Class A (D)(G)......................      27,062
   5,391    EMI Group plc (A).................................      27,952
     418    Las Vegas Sands Corp. (D).........................      37,358
     153    United Parcel Service, Inc. Class B...............      11,494
     629    Warner Music Group Corp. .........................      14,440
                                                                ----------
                                                                   118,306
                                                                ----------
            TECHNOLOGY -- 34.8%
     873    ABB Ltd. (A)......................................      15,630
     703    Activision, Inc. (D)..............................      12,115
     611    Adobe Systems, Inc. (D)...........................      25,133
     549    America Movil S.A. de C.V. ADR....................      24,844
     757    American Tower Corp. Class A (D)..................      28,206
     597    ASML Holding N.V. (D)(A)..........................      14,726
     627    Brambles Ltd. (D)(A)..............................       6,329
     437    Broadcom Corp. Class A (D)........................      14,116
     852    Cisco Systems, Inc. (D)...........................      23,285
     883    Corning, Inc. (D).................................      16,523
     212    Danaher Corp. ....................................      15,365
   1,133    EMC Corp. (D).....................................      14,950
      78    Google, Inc. (D)..................................      35,917
     524    Hewlett-Packard Co. ..............................      21,579
   2,370    Hon Hai Precision Industry Co., Ltd. (A)..........      16,866
     683    Intel Corp. ......................................      13,839
     447    Motorola, Inc. ...................................       9,196
     455    Network Appliance, Inc. (D).......................      17,888
     717    Oracle Corp. (D)..................................      12,295
      33    Rakuten, Inc. (D)(A)(G)...........................      15,604
     150    Research In Motion Ltd. (D).......................      19,103
      23    Samsung Electronics Co., Ltd. (A).................      15,361
     349    SanDisk Corp. (D).................................      15,009
     874    Sharp Corp. (A)(G)................................      15,028
     356    Telenor ASA (A)...................................       6,669
                                                                ----------
                                                                   425,576
                                                                ----------
            TRANSPORTATION -- 1.0%
     143    Ryanair Holdings plc ADR (D)(G)...................      11,687
                                                                ----------
            UTILITIES -- 0.4%
      67    Veolia Environment S.A. (A).......................       5,097
                                                                ----------
            Total common stock
              (cost $1,002,968)...............................  $1,204,857
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL LEADERS HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 9.7%
            REPURCHASE AGREEMENTS -- 0.7%
$  1,801    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $    1,801
   2,483    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................       2,483
      27    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................          27
   1,554    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................       1,554
     531    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................         531
   1,554    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................       1,554
                                                                ----------
                                                                     7,950
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 9.0%
 110,395    Navigator Prime Portfolio.........................  $  110,395
                                                                ----------
            Total short-term investments
              (cost $118,345).................................  $  118,345
                                                                ----------
            Total investments in securities
              (cost $1,121,313) (C)...........................  $1,323,202
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 51.88% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $487,801, which represents 39.90% of total net assets.

      PFIC  -- Passive Foreign Investment Company

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $1,133,658 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation................................  $200,569
      Unrealized depreciation................................   (11,025)
                                                               --------
      Net unrealized appreciation............................  $189,544
                                                               ========

  (D)Currently non-income producing.

  (G)Security is partially on loan at December 31, 2006.

  (K)Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At December 31, 2006, the market value of these securities amounted to $12,363 or 1.01% of net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY COUNTRY
As of December 31, 2006

                                                     PERCENTAGE OF
COUNTRY                                               NET ASSETS
------------------------------------------------------------------
Australia                                                  0.5%
------------------------------------------------------------------
Austria                                                    1.3
------------------------------------------------------------------
Belgium                                                    0.9
------------------------------------------------------------------
Brazil                                                     1.1
------------------------------------------------------------------
Canada                                                     2.7
------------------------------------------------------------------
Dutch Antilles                                             1.9
------------------------------------------------------------------
France                                                     2.1
------------------------------------------------------------------
Germany                                                    2.2
------------------------------------------------------------------
Ireland                                                    2.0
------------------------------------------------------------------
Japan                                                     11.6
------------------------------------------------------------------
Mexico                                                     3.2
------------------------------------------------------------------
Netherlands                                                2.5
------------------------------------------------------------------
Norway                                                     0.5
------------------------------------------------------------------
Russia                                                     1.0
------------------------------------------------------------------
South Korea                                                1.3
------------------------------------------------------------------
Switzerland                                                4.2
------------------------------------------------------------------
Taiwan                                                     1.4
------------------------------------------------------------------
United Kingdom                                            11.5
------------------------------------------------------------------
United States                                             46.6
------------------------------------------------------------------
Short-Term Investments                                     9.7
------------------------------------------------------------------
Other Assets & Liabilities                                (8.2)
------------------------------------------------------------------
TOTAL                                                    100.0%
------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                                                                     UNREALIZED
                                                                 MARKET          CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                 TRANSACTION          VALUE            AMOUNT            DATE           (DEPRECIATION)
-----------                                 -----------         --------         --------         --------         --------------
British Pound                                  Sell              $2,660           $2,658          1/2/2007              $ (2)
British Pound                                  Sell               3,497            3,508          1/3/2007                11
British Pound                                  Sell               2,756            2,755          1/4/2007                (1)
Euro                                           Sell               3,133            3,116          1/2/2007               (17)
Euro                                           Sell               1,584            1,579          1/3/2007                (5)
Euro                                            Buy                 306              306          1/4/2007                --
Hong Kong Dollar                               Sell                 367              367          1/2/2007                --
Japanese Yen                                    Buy                 815              817          1/5/2007                (2)
                                                                                                                        ----
                                                                                                                        $(16)
                                                                                                                        ====

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL TECHNOLOGY HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
  COMMON STOCK -- 97.5%
            ACTIVITIES RELATED TO CREDIT BANKING -- 1.7%
   111      Western Union Co..................................  $  2,484
                                                                --------
            AUDIO AND VIDEO EQUIPMENT -- 1.2%
    42      Sony Corp. (A)....................................     1,816
                                                                --------
            BUSINESS SUPPORT SERVICES -- 1.1%
    41      Iron Mountain, Inc. (D)...........................     1,678
                                                                --------
            COMMUNICATIONS EQUIPMENT -- 4.5%
    30      Research In Motion Ltd. (D).......................     3,795
   722      Telefonaktiebolaget LM Ericsson (A)...............     2,903
                                                                --------
                                                                   6,698
                                                                --------
            COMPUTER AND PERIPHERAL -- 20.0%
   503      EMC Corp. (D).....................................     6,638
   272      Hewlett-Packard Co. ..............................    11,220
   939      Hon Hai Precision Industry Co., Ltd. (A)..........     6,681
    92      Integrated Device Technology, Inc. (D)............     1,417
    36      Network Appliance, Inc. (D).......................     1,402
    56      SanDisk Corp. (D).................................     2,388
                                                                --------
                                                                  29,746
                                                                --------
            DATA PROCESSING SERVICES -- 1.9%
   111      First Data Corp. .................................     2,828
                                                                --------
            ELECTRICAL EQUIPMENT MANUFACTURING -- COMPONENT OTHER -- 3.0%
   235      Corning, Inc. (D).................................     4,391
                                                                --------
            EMPLOYMENT SERVICES -- 3.1%
    42      Manpower, Inc. ...................................     3,147
    40      Robert Half International, Inc. ..................     1,477
                                                                --------
                                                                   4,624
                                                                --------
            ENTERTAINMENT -- DATA PROCESS, HOSTING & RELATED
            SERVICES -- 0.8%
    37      MoneyGram International, Inc. ....................     1,154
                                                                --------
            MACHINERY MANUFACTURING -- INDUSTRIAL
            MACHINERY -- 6.5%
    56      KLA-Tencor Corp. .................................     2,786
   137      Lam Research Corp. (D)............................     6,925
                                                                --------
                                                                   9,711
                                                                --------
            MANAGEMENT, SCIENTIFIC, AND TECHNOLOGY CONSULTING
            SERVICES -- 4.3%
    98      Accenture Ltd. Class A............................     3,612
    59      Monster Worldwide, Inc. (D).......................     2,747
                                                                --------
                                                                   6,359
                                                                --------
            ON LINE INFORMATION SERVICES -- 5.4%
    18      Google, Inc. (D)..................................     8,058
                                                                --------
            PROFESSIONAL SERVICES -- COMPUTER SYSTEM DESIGN &
            RELATED -- 6.2%
    64      Automatic Data Processing, Inc. ..................     3,147
   119      BISYS Group, Inc. (D).............................     1,542

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            PROFESSIONAL SERVICES -- COMPUTER SYSTEM DESIGN &
            RELATED -- (CONTINUED)
    56      DST Systems, Inc. (D).............................  $  3,526
    67      Foundry Networks, Inc. (D)........................       996
                                                                --------
                                                                   9,211
                                                                --------
            RETAIL -- ELECTRONIC SHOPPING AND MAIL-ORDER HOUSES -- 2.3%
   114      eBay, Inc. (D)....................................     3,437
                                                                --------
            SEMICONDUCTOR, ELECTRONIC COMPONENT -- 19.5%
   107      Altera Corp. (D)..................................     2,096
    66      Broadcom Corp. Class A (D)........................     2,129
   213      Intel Corp. ......................................     4,315
    34      International Rectifier Corp. (D).................     1,326
   295      Maxim Integrated Products, Inc. ..................     9,039
    65      QLogic Corp. (D)..................................     1,431
    82      S.O.I. Tec, S.A. (D)(A)...........................     2,899
     6      Samsung Electronics Co., Ltd. (A).................     3,838
    34      Semtech Corp. (D).................................       441
    77      Trident Microsystems, Inc. (D)....................     1,391
                                                                --------
                                                                  28,905
                                                                --------
            SOFTWARE PUBLISHERS -- 13.6%
   172      Activision, Inc. (D)..............................     2,957
   102      Adobe Systems, Inc. (D)...........................     4,174
    79      Electronic Arts, Inc. (D).........................     3,973
   171      Microsoft Corp. ..................................     5,097
    86      Oracle Corp. (D)..................................     1,471
   109      Red Hat, Inc. (D).................................     2,507
                                                                --------
                                                                  20,179
                                                                --------
            WHOLESALERS -- ELECTRICAL GOODS -- 1.0%
   117      Arris Group, Inc. (D).............................     1,462
                                                                --------
            WIRELESS COMMUNICATIONS SERVICES -- 1.4%
   313      Sonus Networks, Inc. (D)..........................     2,065
                                                                --------
            Total common stock
              (cost $124,546).................................  $144,806
                                                                --------
EXCHANGE-TRADED FUNDS -- 0.9%
            INVESTMENT POOLS AND FUNDS -- 0.9%
    26      Ishares Goldman Sachs Tech I Index Fund...........  $  1,342
                                                                --------
            Total exchange-traded funds
              (cost $1,336)...................................  $  1,342
                                                                --------
WARRANTS -- 0.9%
            OTHER PERSONAL SERVICES -- 0.9%
    25      Tata Consultancy Services Ltd. Warrants (D) (I)...  $  1,386
                                                                --------
            Total warrants
              (cost $741).....................................  $  1,386
                                                                --------
            Total long-term investments
              (cost $126,623).................................  $147,534
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
AMOUNT                                                          VALUE (W)
---------                                                       ---------
  SHORT-TERM INVESTMENTS -- 0.6%
            REPURCHASE AGREEMENTS -- 0.6%
  $200      Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $    200
   276      BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................       276
     3      Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................         3
   172      Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................       172
    59      Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................        59
   172      UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................       172
                                                                --------
            Total short-term investments
              (cost $882).....................................  $    882
                                                                --------
            Total investments in securities
              (cost $127,505) (C).............................  $148,416
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 15.70% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $18,137, which represents 12.21% of total net assets.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $128,355 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $22,226
      Unrealized depreciation.........................   (2,165)
                                                        -------
      Net unrealized appreciation.....................  $20,061
                                                        =======

  (D)Currently non-income producing.

  (I)Securities issued within terms of a private placement memoran-dum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $1,386, which represents 0.93% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY COUNTRY
As of December 31, 2006

                                                     PERCENTAGE OF
COUNTRY                                               NET ASSETS
------------------------------------------------------------------
Canada                                                     2.6%
------------------------------------------------------------------
France                                                     2.0
------------------------------------------------------------------
Japan                                                      1.2
------------------------------------------------------------------
Luxembourg                                                 0.9
------------------------------------------------------------------
South Korea                                                2.6
------------------------------------------------------------------
Sweden                                                     2.0
------------------------------------------------------------------
Taiwan                                                     4.5
------------------------------------------------------------------
United States                                             83.5
------------------------------------------------------------------
Short-Term Investments                                     0.6
------------------------------------------------------------------
Other Assets & Liabilities                                 0.1
------------------------------------------------------------------
TOTAL                                                    100.0%
------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 99.3%
            BASIC MATERIALS -- 4.2%
     320    Cameco Corp. .....................................  $ 12,929
     121    Companhia Vale do Rio Doce ADR....................     3,589
      57    Freeport-McMoRan Copper & Gold, Inc. Class B......     3,173
      29    Potash Corp. of Saskatchewan......................     4,190
                                                                --------
                                                                  23,881
                                                                --------
            CAPITAL GOODS -- 4.9%
     119    ABB Ltd. ADR......................................     2,146
     205    Boeing Co. .......................................    18,241
      69    International Game Technology.....................     3,165
      96    Joy Global, Inc. .................................     4,628
                                                                --------
                                                                  28,180
                                                                --------
            CONSUMER CYCLICAL -- 1.8%
      68    Coach, Inc. (D)...................................     2,910
     213    eBay, Inc. (D)....................................     6,393
      20    Whole Foods Market, Inc. (G)......................       936
                                                                --------
                                                                  10,239
                                                                --------
            CONSUMER STAPLES -- 1.1%
       1    Japan Tobacco, Inc. (A)...........................     2,997
      51    PepsiCo, Inc. ....................................     3,195
                                                                --------
                                                                   6,192
                                                                --------
            ENERGY -- 2.8%
     288    Halliburton Co. ..................................     8,955
      58    Murphy Oil Corp. .................................     2,960
      36    Occidental Petroleum Corp. .......................     1,736
      62    Sasol Ltd. ADR....................................     2,280
                                                                --------
                                                                  15,931
                                                                --------
            FINANCE -- 19.4%
      98    AMVESCAP plc ADR..................................     2,418
      14    Chicago Mercantile Exchange Holdings, Inc. .......     6,938
      54    Citigroup, Inc. ..................................     3,023
     313    Commerce Bancorp, Inc. (G)........................    11,024
     127    Countrywide Financial Corp. ......................     5,375
      56    First Marblehead Corp. ...........................     3,080
     115    Franklin Resources, Inc. .........................    12,655
      16    Goldman Sachs Group, Inc. ........................     3,132
     281    Nasdaq Stock Market, Inc. (D)(G)..................     8,657
     105    State Street Corp. ...............................     7,108
     311    UBS AG............................................    18,777
     372    UnitedHealth Group, Inc. .........................    20,006
      34    Wellpoint, Inc. (D)...............................     2,650
     263    Western Union Co..................................     5,905
                                                                --------
                                                                 110,748
                                                                --------
            HEALTH CARE -- 10.2%
     136    AstraZeneca plc ADR...............................     7,267
      57    Eisai Co., Ltd. (A)...............................     3,108
     223    Elan Corp. plc ADR (D)............................     3,287
      43    Gilead Sciences, Inc. (D).........................     2,820

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            HEALTH CARE -- (CONTINUED)
      79    Monsanto Co. .....................................  $  4,172
     303    Sanofi-Aventis S.A. ADR...........................    14,010
     719    Schering-Plough Corp. ............................    16,993
     161    Shionogi & Co., Ltd. (A)..........................     3,156
      82    Vertex Pharmaceuticals, Inc. (D)..................     3,074
                                                                --------
                                                                  57,887
                                                                --------
            SERVICES -- 18.0%
     186    Accenture Ltd. Class A............................     6,879
      72    Alliance Data Systems Corp. (D)...................     4,503
     332    Autodesk, Inc. (D)................................    13,424
      99    Automatic Data Processing, Inc. ..................     4,891
      40    Corporate Executive Board Co. ....................     3,538
     167    Equifax, Inc. (D).................................     6,777
     130    Fluor Corp. ......................................    10,640
      49    Manpower, Inc. ...................................     3,692
     184    Monster Worldwide, Inc. (D).......................     8,590
      87    Moody's Corp. ....................................     6,023
      49    Starwood Hotels & Resorts.........................     3,071
     150    United Parcel Service, Inc. Class B...............    11,228
      79    Viacom, Inc. Class B (D)..........................     3,242
     262    Walt Disney Co. ..................................     8,981
     125    Waste Management, Inc. ...........................     4,582
     162    XM Satellite Radio Holdings, Inc. Class A (D)(G)..     2,343
                                                                --------
                                                                 102,404
                                                                --------
            TECHNOLOGY -- 31.8%
     330    Adobe Systems, Inc. (D)...........................    13,562
     142    Altera Corp. (D)..................................     2,789
      72    America Movil S.A. de C.V. ADR....................     3,235
     153    American Tower Corp. Class A (D)..................     5,709
     118    AT&T, Inc. .......................................     4,224
     725    Cisco Systems, Inc. (D)...........................    19,805
     173    Danaher Corp. (G).................................    12,547
     434    EMC Corp. (D).....................................     5,722
     342    General Electric Co. .............................    12,726
      34    Google, Inc. (D)..................................    15,854
     164    Hewlett-Packard Co. ..............................     6,741
     253    Linear Technology Corp. ..........................     7,684
     466    Medtronic, Inc. ..................................    24,941
     360    Motorola, Inc. ...................................     7,401
     432    Network Appliance, Inc. (D).......................    16,984
     672    Oracle Corp. (D)..................................    11,518
      12    Roper Industries, Inc. ...........................       582
     111    SanDisk Corp. (D).................................     4,786
     187    Symantec Corp. (D)(G).............................     3,899
                                                                --------
                                                                 180,709
                                                                --------
            TRANSPORTATION -- 3.7%
     171    General Dynamics Corp. ...........................    12,743
     116    GOL Linhas Aereas Inteligentes S.A. ADR...........     3,315
      74    Harley-Davidson, Inc. ............................     5,248
                                                                --------
                                                                  21,306
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            UTILITIES -- 1.4%
     149    TXU Corp. ........................................  $  8,074
                                                                --------
            Total common stock
              (cost $520,827).................................  $565,551
                                                                --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 4.8%
            REPURCHASE AGREEMENTS -- 0.3%
 $   435    Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $    435
     601    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................       601
       7    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................         7
     376    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................       376
     128    Morgan Stanley & Co., Inc. Triparty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................       128
     376    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................       376
                                                                --------
                                                                   1,923
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 4.5%
  25,747    Mellon GSL DBTII Collateral Fund..................  $ 25,747
                                                                --------
            Total short-term investments
              (cost $27,670)..................................  $ 27,670
                                                                --------
            Total investments in securities
              (cost $548,497) (C).............................  $593,221
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 15.22% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $9,261, which represents 1.63% of total net assets.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $548,792 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $ 57,415
      Unrealized depreciation........................   (12,986)
                                                       --------
      Net unrealized appreciation....................  $ 44,429
                                                       ========

  (D)Currently non-income producing.

  (G)Security is partially on loan at December 31, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 96.3%
            BASIC MATERIALS -- 7.6%
     459    Cameco Corp. .....................................  $   18,558
     666    Companhia Vale do Rio Doce ADR....................      19,810
     213    Freeport-McMoRan Copper & Gold, Inc. Class B
              (G).............................................      11,865
     517    Jarden Corp. (D)..................................      17,991
     133    Potash Corp. of Saskatchewan......................      19,083
      55    Rio Tinto plc ADR.................................      11,772
                                                                ----------
                                                                    99,079
                                                                ----------
            CAPITAL GOODS -- 2.7%
     217    Boeing Co. (G)....................................      19,314
     314    Joy Global, Inc. .................................      15,193
                                                                ----------
                                                                    34,507
                                                                ----------
            CONSUMER CYCLICAL -- 8.9%
     153    Altria Group, Inc. ...............................      13,166
     398    California Pizza Kitchen, Inc. (D)................      13,264
     190    Children's Place Retail Stores, Inc. (D)..........      12,062
     295    Foster Wheeler Ltd. (D)...........................      16,261
     383    Hot Topic, Inc. (D)...............................       5,113
     364    Kohl's Corp. (D)..................................      24,888
     611    Mosaic Co. (D)....................................      13,053
     451    Tiffany & Co. (G).................................      17,685
                                                                ----------
                                                                   115,492
                                                                ----------
            CONSUMER STAPLES -- 2.2%
      59    Avon Products, Inc. ..............................       1,936
     223    Bunge Ltd. .......................................      16,191
     625    Tyson Foods, Inc. Class A.........................      10,281
                                                                ----------
                                                                    28,408
                                                                ----------
            ENERGY -- 1.9%
     408    Chesapeake Energy Corp. ..........................      11,852
     426    Halliburton Co. ..................................      13,238
                                                                ----------
                                                                    25,090
                                                                ----------
            FINANCE -- 8.5%
     188    Covanta Holding Corp. (D).........................       4,148
     336    Dade Behring Holdings, Inc. ......................      13,380
     717    E*Trade Financial Corp. (D).......................      16,080
     512    Nasdaq Stock Market, Inc. (D).....................      15,768
     333    Nuveen Investments, Inc. Class A..................      17,256
     243    State Street Corp. ...............................      16,374
     200    UBS AG............................................      12,090
     684    Western Union Co..................................      15,338
                                                                ----------
                                                                   110,434
                                                                ----------
            HEALTH CARE -- 18.2%
     410    Alkermes, Inc. (D)................................       5,480
     339    Amylin Pharmaceuticals, Inc. (D)..................      12,231
     251    Astellas Pharma, Inc. (A).........................      11,391
     270    AtheroGenics, Inc. (D)(G).........................       2,673
     458    Auxilium Pharmaceuticals, Inc. (D)(G).............       6,729
     265    Cephalon, Inc. (D)(G).............................      18,623
     228    Charles River Laboratories International, Inc.
              (D).............................................       9,852

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            HEALTH CARE -- (CONTINUED)
     106    Covance, Inc. (D).................................  $    6,256
     322    Digene Corp. (D)..................................      15,413
     234    Eisai Co., Ltd. (A)...............................      12,838
     591    Elan Corp. plc ADR (D)(G).........................       8,714
     243    Eli Lilly & Co. ..................................      12,660
     147    Encysive Pharmaceuticals, Inc. (D)(G).............         619
     252    Forest Laboratories, Inc. (D).....................      12,756
     239    Kyphon, Inc. (D)(G)...............................       9,664
     209    Medicines Co. (D).................................       6,617
     290    Merck & Co., Inc. ................................      12,649
     279    Pharmaceutical Product Development, Inc. .........       8,986
   1,232    Schering-Plough Corp. ............................      29,128
     793    Shionogi & Co., Ltd. (A)..........................      15,578
     366    St. Jude Medical, Inc. (D)........................      13,377
     127    Vertex Pharmaceuticals, Inc. (D)..................       4,752
                                                                ----------
                                                                   236,986
                                                                ----------
            SERVICES -- 12.3%
     509    Allied Waste Industries, Inc. (D).................       6,256
     182    Corporate Executive Board Co. ....................      15,996
     559    DreamWorks Animation SKG, Inc. (D)................      16,473
     352    Equifax, Inc. (D).................................      14,303
     182    Fluor Corp. ......................................      14,819
     269    Focus Media Holding Ltd. ADR (D)..................      17,839
     193    Manpower, Inc. ...................................      14,491
     426    MoneyGram International, Inc. ....................      13,351
     184    Stericycle, Inc. (D)..............................      13,922
     915    Tetra Technologies, Inc. (D)......................      16,554
     478    Walt Disney Co. ..................................      16,364
                                                                ----------
                                                                   160,368
                                                                ----------
            TECHNOLOGY -- 30.4%
   1,475    Activision, Inc. (D)..............................      25,429
     566    Adobe Systems, Inc. (D)...........................      23,257
     296    Amdocs Ltd. (D)...................................      11,482
     336    American Tower Corp. Class A (D)..................      12,534
     147    Baidu.com ADR (D)(G)..............................      16,536
     392    Broadcom Corp. Class A (D)........................      12,678
   1,076    Corning, Inc. (D).................................      20,126
     593    General Electric Co. .............................      22,054
      34    Google, Inc. (D)..................................      15,656
     490    Hewlett-Packard Co. ..............................      20,200
     295    Leap Wireless International, Inc. (D).............      17,526
     452    Medtronic, Inc. ..................................      24,198
     679    Microsoft Corp. ..................................      20,276
   1,880    Move, Inc. (D)....................................      10,359
     968    Network Appliance, Inc. (D).......................      38,003
     262    NVIDIA Corp. (D)..................................       9,711
   1,362    O2Micro International Ltd. ADR (D)................      11,649
     942    Oracle Corp. (D)..................................      16,142
     372    Red Hat, Inc. (D).................................       8,563
      21    Samsung Electronics Co., Ltd. (A).................      13,591
   2,920    Tencent Holdings Ltd. (A).........................      10,367
     720    VeriFone Holdings, Inc. (D)(G)....................      25,495
     289    Verint Systems, Inc. (D)..........................       9,907
                                                                ----------
                                                                   395,739
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
      @v    TRANSPORTATION -- 1.0%
     446    GOL Linhas Aereas Inteligentes S.A. ADR (G).......  $   12,778
                                                                ----------
            UTILITIES -- 2.6%
     510    Suntech Power Holdings Co. Ltd. ADR (D)(G)........      17,342
     216    Veolia Environnment S.A. (A)(G)...................      16,460
                                                                ----------
                                                                    33,802
                                                                ----------
            Total common stock
              (cost $1,065,520)...............................  $1,252,683
                                                                ----------
PRINCIPAL
 AMOUNT
--------
      @V
 SHORT-TERM INVESTMENTS -- 11.9%
            REPURCHASE AGREEMENTS -- 3.1%
$  9,245    Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $    9,245
  12,748    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................      12,748
     138    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................         138
   7,980    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................       7,980
   2,725    Morgan Stanley & Co., Inc. Triparty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................       2,725
   7,980    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................       7,980
                                                                ----------
                                                                    40,816
                                                                ----------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 8.8%
 114,640    BNY Institutional Cash Reserve Fund...............  $  114,640
                                                                ----------
            Total short-term investments
              (cost $155,456).................................  $  155,456
                                                                ----------
            Total investments in securities
              (cost $1,220,976) (C)...........................  $1,408,139
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 15.97% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $80,225, which represents 6.16% of total net assets.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $1,224,698 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $199,387
      Unrealized depreciation........................   (15,946)
                                                       --------
      Net unrealized appreciation....................  $183,441
                                                       ========

  (D)Currently non-income producing.

  (G)Security is partially on loan at December 31, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD HIGH YIELD HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 1.4%
            FINANCE -- 0.3%
$  24,319   CBA Commercial Small Balance Commercial Mortgage,
              2.16%, 01/25/2039 (I)(L)(P).....................  $  2,189
                                                                --------
            TRANSPORTATION -- 1.1%
    1,620   American Airlines, Inc.,
              7.38%, 05/23/2019...............................     1,583
    1,420   Continental Airlines, Inc.,
              6.80%, 08/02/2018...............................     1,413
    2,886   Continental Airlines, Inc.,
              7.37%, 12/15/2015...............................     2,929
    2,239   Continental Airlines, Inc.,
              8.39%, 11/01/2020...............................     2,328
                                                                --------
                                                                   8,253
                                                                --------
            Total asset & commercial
              mortgage backed securities
              (cost $10,239)..................................  $ 10,442
                                                                --------
CORPORATE BONDS: INVESTMENT GRADE -- 0.6%
            SERVICES -- 0.6%
    4,800   Harrah's Operating Co., Inc.,
              5.63%, 06/01/2015...............................  $  4,117
                                                                --------
            Total corporate bonds: investment grade
              (cost $4,097)...................................  $  4,117
                                                                --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 95.7%
            BASIC MATERIALS -- 12.1%
    2,750   AK Steel Corp.,
              7.75%, 06/15/2012 #.............................  $  2,771
    2,320   Aleris International, Inc.,
              9.00%, 12/15/2014 (I)...........................     2,332
    3,617   Boise Cascade LLC,
              7.13%, 10/15/2014 (G)...........................     3,499
    3,205   Bowater, Inc.,
              8.36%, 03/15/2010 (L)(G)........................     3,237
    1,000   Bowater, Inc.,
              9.50%, 10/15/2012 (G)...........................     1,035
    2,875   Chaparral Steel Co.,
              10.00%, 07/15/2013..............................     3,209
    3,165   Crown Americas, Inc.,
              7.75%, 11/15/2015...............................     3,284
    1,650   Crown Cork & Seal Co., Inc.,
              8.00%, 04/15/2023...............................     1,609
    3,880   Equistar Chemicals L.P.,
              8.75%, 02/15/2009 (G)...........................     4,064
    2,285   Georgia Gulf Corp.,
              10.75%, 10/15/2016 (I)(G).......................     2,194
    4,325   Georgia-Pacific Corp.,
              7.00%, 01/15/2015 (I)...........................     4,314
    3,900   Goodyear Tire & Rubber Co.,
              8.63%, 12/01/2011 (I)...........................     4,027
    2,710   Graham Packaging Co., Inc.,
              9.88%, 10/15/2014 (G)...........................     2,737
    2,800   Huntsman International LLC,
              7.88%, 11/15/2014 (I)...........................     2,821

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            BASIC MATERIALS -- (CONTINUED)
$   2,923   Koppers, Inc.,
              9.88%, 10/15/2013...............................  $  3,179
    2,800   Lyondell Chemical Co.,
              8.25%, 09/15/2016...............................     2,940
    1,970   Mobile Services Group, Inc.,
              9.75%, 08/01/2014 (I)...........................     2,059
    5,440   Norske Skog Canada Ltd.,
              8.63%, 06/15/2011 (G)...........................     5,508
    2,650   Nova Chemicals Corp.,
              8.50%, 11/15/2013 (L)...........................     2,650
    2,415   Owens-Brockway Glass Container, Inc.,
              8.88%, 02/15/2009...............................     2,469
    2,560   Owens-Illinois, Inc.,
              7.80%, 05/15/2018...............................     2,550
    3,500   Peabody Energy Corp.,
              6.88%, 03/15/2013...............................     3,588
    3,450   PolyOne Corp.,
              8.88%, 05/01/2012 (G)...........................     3,441
    1,350   Potlatch Corp.,
              13.00%, 12/01/2009 (L)..........................     1,557
    2,835   Rockwood Specialties Group, Inc.,
              7.50%, 11/15/2014...............................     2,856
    1,052   Rockwood Specialties Group, Inc.,
              10.63%, 05/15/2011..............................     1,120
    3,600   Smurfit Kappa Funding plc,
              9.63%, 10/01/2012...............................     3,815
    3,800   Smurfit-Stone Container Enterprises, Inc.,
              8.38%, 07/01/2012...............................     3,724
    2,080   Titan International, Inc.,
              8.00%, 01/15/2012 (I)(G)........................     2,080
    4,105   Verso Paper Holdings LLC,
              11.38%, 08/01/2016 (I)(G).......................     4,310
                                                                --------
                                                                  88,979
                                                                --------
            CAPITAL GOODS -- 1.7%
    2,845   Bombardier, Inc.,
              6.30%, 05/01/2014 (I)...........................     2,673
    2,000   Bombardier, Inc.,
              6.75%, 05/01/2012 (I)(G)........................     1,960
    2,800   Case Corp.,
              7.25%, 01/15/2016...............................     2,835
    2,645   ESCO Corp.,
              8.63%, 12/15/2013 (I)...........................     2,718
    2,052   K2, Inc.,
              7.38%, 07/01/2014 (G)...........................     2,073
      412   L-3 Communications Corp.,
              3.00%, 08/01/2035 (G)...........................       433
                                                                --------
                                                                  12,692
                                                                --------
            CONSUMER CYCLICAL -- 13.4%
    5,600   Albertson's, Inc.,
              7.25%, 05/01/2013 (G)...........................     5,696
    2,155   Amerigas Partners L.P.,
              7.25%, 05/20/2015...............................     2,182
    5,680   ArvinMeritor, Inc.,
              8.75%, 03/01/2012 (G)...........................     5,836

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT
GRADE -- (CONTINUED)
            CONSUMER CYCLICAL -- (CONTINUED)
$   2,840   Beazer Homes USA, Inc.,
              8.63%, 05/15/2011 (G)...........................  $  2,925
    2,645   Buffalo Thunder,
              9.38%, 12/15/2014 (I)...........................     2,685
    2,100   Builders FirstSource, Inc.,
              9.62%, 02/15/2012 (L)(G)........................     2,066
    4,000   Ford Capital B.V.,
              9.50%, 06/01/2010 #.............................     3,980
    6,450   General Motors Corp.,
              6.38%, 05/01/2008 (G)...........................     6,418
    5,640   General Motors Corp.,
              7.13%, 07/15/2013 (G)...........................     5,316
    2,295   GSC Holdings Corp.,
              8.00%, 10/01/2012 (G)...........................     2,398
    2,430   Hanesbrands, Inc.,
              8.74%, 12/15/2014 (I)(L)........................     2,473
    1,750   Interline Brands, Inc.,
              8.13%, 06/15/2014...............................     1,798
      935   K. Hovnanian Enterprises, Inc.,
              6.00%, 01/15/2010...............................       895
    1,875   K. Hovnanian Enterprises, Inc.,
              6.25%, 01/15/2015...............................     1,781
    2,750   K. Hovnanian Enterprises, Inc.,
              8.88%, 04/01/2012...............................     2,791
    2,900   KB Home & Broad Home Corp.,
              6.38%, 08/15/2011 (G)...........................     2,853
    3,400   Lear Corp.,
              5.75%, 08/01/2014...............................     2,856
    2,300   Levi Strauss & Co.,
              9.75%, 01/15/2015 (G)...........................     2,478
    3,240   Michaels Stores, Inc.,
              11.38%, 11/01/2016 (I)(G).......................     3,378
    2,485   Mosaic Co.,
              7.38%, 12/01/2014 (I)...........................     2,550
    1,150   Mosaic Co.,
              7.63%, 12/01/2016 (I)...........................     1,192
    4,065   Neiman Marcus Group, Inc.,
              10.38%, 10/15/2015 (G)..........................     4,522
    3,120   NPC International, Inc.,
              9.50%, 05/01/2014 (G)...........................     3,198
    2,160   Perry Ellis International, Inc.,
              8.88%, 09/15/2013...............................     2,160
    3,695   Phillips Van-Heusen Corp.,
              7.75%, 11/15/2023...............................     3,861
    2,145   Ply Gem Industries, Inc.,
              9.00%, 02/15/2012 (G)...........................     1,823
    3,640   SGS International, Inc.,
              12.00%, 12/15/2013..............................     3,786
    2,435   Stater Brothers Holdings, Inc.,
              8.13%, 06/15/2012 (G)...........................     2,472
    3,175   Technical Olympic USA, Inc.,
              9.00%, 07/01/2010 (G)...........................     3,127
    1,740   Technical Olympic USA, Inc.,
              10.38%, 07/01/2012 (G)..........................     1,566

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            CONSUMER CYCLICAL -- (CONTINUED)
$   4,490   Tenneco, Inc.,
              8.63%, 11/15/2014 (G)...........................  $  4,580
    2,795   United Auto Group, Inc.,
              9.63%, 03/15/2012...............................     2,938
                                                                --------
                                                                  98,580
                                                                --------
            CONSUMER STAPLES -- 2.5%
    2,545   Appleton Papers Inc.,
              9.75%, 06/15/2014 (G)...........................     2,620
    1,755   Constellation Brands, Inc.,
              7.25%, 09/01/2016...............................     1,803
    1,750   Dean Foods Co.,
              7.00%, 06/01/2016...............................     1,768
    2,100   Del Laboratories, Inc.,
              10.37%, 11/01/2011 (L)..........................     2,179
    4,505   Dole Food Co., Inc.,
              8.63%, 05/01/2009...............................     4,477
    3,520   Nutro Products, Inc.,
              10.75%, 04/15/2014 (I)..........................     3,846
    1,915   Pierre Foods, Inc.,
              9.88%, 07/15/2012 (G)...........................     1,972
                                                                --------
                                                                  18,665
                                                                --------
            ENERGY -- 3.7%
    1,339   Chesapeake Energy Corp.,
              2.75%, 11/15/2035 +.............................     1,353
    1,735   Chesapeake Energy Corp.,
              7.63%, 07/15/2013...............................     1,828
    2,720   Comstock Resources, Inc.,
              6.88%, 03/01/2012...............................     2,638
    3,570   Encore Acquisition Co.,
              7.25%, 12/01/2017...............................     3,454
    1,897   Ferrell Gas Partners L.P.,
              8.75%, 06/15/2012...............................     1,944
    2,600   Inergy L.P.,
              8.25%, 03/01/2016...............................     2,730
    1,537   Magnum Hunter Resources, Inc.,
              9.60%, 03/15/2012...............................     1,616
    2,675   OPTI Canada, Inc.,
              8.25%, 12/15/2014 (I)...........................     2,749
    2,825   Petrohawk Energy Corp.,
              9.13%, 07/15/2013...............................     2,966
    3,500   Pogo Producing Co.,
              7.88%, 05/01/2013...............................     3,553
    2,675   Range Resources Corp.,
              7.50%, 05/15/2016...............................     2,742
                                                                --------
                                                                  27,573
                                                                --------
            FINANCE -- 13.1%
    5,400   American Real Estate Partners L.P.,
              7.13%, 02/15/2013 #.............................     5,426
    3,430   Atlantic Broadband Finance LLC,
              9.38%, 01/15/2014 #.............................     3,469
    2,790   Avis Budget Car Rental,
              7.87%, 05/15/2014 (I)(L)........................     2,692
    3,857   BCP Crystal Holdings Corp.,
              9.63%, 06/15/2014...............................     4,262

The accompanying notes are an integral part of these financial statements.

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 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
AMOUNT (B)                                                       VALUE (W)
----------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT
GRADE -- (CONTINUED)
             FINANCE -- (CONTINUED)
$   1,635    Crescent Real Estate Equities L.P.,
               9.25%, 04/15/2009...............................  $  1,678
    2,900    E*Trade Financial Corp,
               8.00%, 06/15/2011...............................     3,031
    3,440    El Paso Performance-Linked Trust,
               7.75%, 07/15/2011 (I)...........................     3,638
    1,000    Felcor Lodging L.P.,
               8.50%, 06/01/2011...............................     1,065
    4,175    Ford Motor Credit Co.,
               5.80%, 01/12/2009...............................     4,099
    3,680    Ford Motor Credit Co.,
               6.75%, 08/15/2008...............................     3,641
    9,480    Ford Motor Credit Co.,
               6.94%, 01/15/2010 (L)...........................     9,271
    4,600    Ford Motor Credit Co.,
               7.38%, 02/01/2011...............................     4,554
    3,900    General Motors Acceptance Corp.,
               6.88%, 08/28/2012...............................     4,005
   10,260    General Motors Acceptance Corp.,
               6.88%, 09/15/2011#..............................    10,524
    3,300    General Motors Acceptance Corp.,
               8.00%, 11/01/2031 (G)...........................     3,789
    3,235    Hertz Corp.,
               10.50%, 01/01/2016 (I)(G).......................     3,559
    2,800    Host Marriott L.P.,
               6.75%, 06/01/2016...............................     2,804
    2,020    LPL Holdings, Inc.,
               10.75%, 12/15/2015 (I)..........................     2,111
    3,125    Multiplan Corp.,
               10.38%, 04/15/2016 (I)..........................     3,109
    1,300    Nell Af Sarl,
               8.38%, 08/15/2015 (I)(G)........................     1,336
EUR 1,500    Nell Af Sarl,
               8.38%, 08/15/2015 (I)...........................     2,124
    3,500    Rainbow National Services LLC,
               10.38%, 09/01/2014 (I)..........................     3,889
    1,750    Rental Service Corp.,
               9.50%, 12/01/2014 (I)...........................     1,807
    3,465    United Rentals NA, Inc.,
               6.50%, 02/15/2012#..............................     3,422
    3,290    Universal City Florida,
               10.12%, 05/01/2010 (L)..........................     3,397
    3,315    Universal Hospital Services,
               10.13%, 11/01/2011..............................     3,539
                                                                 --------
                                                                   96,241
                                                                 --------
             HEALTH CARE -- 5.6%
    2,690    Accellent, Inc.,
               10.50%, 12/01/2013#.............................     2,790
    3,505    Biovail Corp.,
               7.88%, 04/01/2010#..............................     3,579
    2,655    CDRV Investors, Inc.,
               9.86%, 12/01/2011 (I)(L)........................     2,589

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            HEALTH CARE -- (CONTINUED)
$   2,900   Encore Medical Finance,
              11.75%, 11/15/2014 (I)..........................  $  2,878
    2,450   GNC Parent Corp.,
              12.13%, 12/01/2011 (I)(L).......................     2,450
    5,695   HCA, Inc.,
              7.88%, 02/01/2011...............................     5,709
    6,997   HCA, Inc.,
              9.25%, 11/15/2016 (I)...........................     7,496
    3,420   Healthsouth Corp.,
              11.35%, 06/15/2014 (I)(L)(G)....................     3,642
    2,835   IASIS Healthcare Capital Corp.,
              8.75%, 06/15/2014...............................     2,870
    3,660   National Mentor Holdings, Inc.,
              11.25%, 07/01/2014 (I)..........................     3,889
    3,450   Tenet Healthcare Corp.,
              6.50%, 06/01/2012...............................     3,122
                                                                --------
                                                                  41,014
                                                                --------
            SERVICES -- 18.3%
    1,655   Allied Waste North America, Inc.,
              5.75%, 02/15/2011 (G)...........................     1,600
    1,100   Allied Waste North America, Inc.,
              7.88%, 04/15/2013...............................     1,134
      233   Allied Waste North America, Inc.,
              9.25%, 09/01/2012...............................       248
    2,500   AMC Entertainment, Inc.,
              11.00%, 02/01/2016#.............................     2,806
    3,395   Ameripath, Inc.,
              10.50%, 04/01/2013#.............................     3,675
    2,370   Cablevision Systems Corp.,
              9.87%, 04/01/2009 (L)...........................     2,500
      400   Century Communications Corp.,
              8.88%, 01/15/2007...............................       417
    3,570   Clarke American Corp.,
              11.75%, 12/15/2013..............................     3,820
    3,055   Compucom Systems, Inc.,
              12.00%, 11/01/2014 (I)..........................     3,147
    7,090   Dex Media West LLC, Inc.,
              8.00%, 11/15/2013...............................     7,303
    5,277   Dex Media West LLC, Inc.,
              9.88%, 08/15/2013...............................     5,752
    3,650   DirecTV Holdings LLC,
              6.38%, 06/15/2015...............................     3,499
   34,000   Dow Jones CDX HY,
              8.38%, 12/29/2011 (I)(G)........................    34,741
    1,700   Education Management LLC,
              8.75%, 06/01/2014 (I)...........................     1,760
    1,800   Education Management LLC,
              10.25%, 06/01/2016 (I)(G).......................     1,904
    3,475   Knowledge Learning Center, Inc.,
              7.75%, 02/01/2015 (I)...........................     3,327
    2,900   Liberty Media Corp.,
              8.25%, 02/01/2030...............................     2,843
    3,465   Lodgenet Entertainment Corp.,
              9.50%, 06/15/2013...............................     3,734

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT
GRADE -- (CONTINUED)
            SERVICES -- (CONTINUED)
$   1,770   MGM Mirage, Inc.,
              6.75%, 04/01/2013...............................  $  1,730
    4,655   MGM Mirage, Inc.,
              6.75%, 09/01/2012...............................     4,585
    1,860   MTR Gaming Group, Inc.,
              9.00%, 06/01/2012...............................     1,907
    2,185   NCO Group, Inc.,
              11.88%, 11/15/2014 (I)..........................     2,212
    2,925   Penn National Gaming, Inc.,
              6.75%, 03/01/2015 (G)...........................     2,867
    1,700   Pokagon Gaming Authority,
              10.38%, 06/15/2014 (I)..........................     1,862
    3,000   Quebecor World Capital Corp.,
              6.13%, 11/15/2013...............................     2,588
    2,570   Quebecor World Capital Corp.,
              8.75%, 03/15/2016 (I)(G)........................     2,461
    2,330   Quebecor World, Inc.,
              9.75%, 01/15/2015 (I)...........................     2,345
    3,755   Sheridan Group, Inc.,
              10.25%, 08/15/2011..............................     3,905
    3,500   Sirius Satellite Radio, Inc.,
              9.63%, 08/01/2013 (G)...........................     3,443
    6,030   SunGard Data Systems, Inc.,
              10.25%, 08/15/2015 (G)..........................     6,437
    2,050   Town Sports International, Inc.,
              9.63%, 04/15/2011 (G)...........................     2,165
    1,910   Tropicana Entertainment,
              9.63%, 12/15/2014 (I)...........................     1,891
    3,500   Unisys Corp.,
              7.88%, 04/01/2008 (G)...........................     3,491
    3,050   West Corp.,
              9.50%, 10/15/2014 (I)...........................     3,050
    3,665   Wynn Las Vegas LLC,
              6.63%, 12/01/2014...............................     3,642
                                                                --------
                                                                 134,791
                                                                --------
            TECHNOLOGY -- 19.0%
    2,985   Advanced Micro Devices, Inc.,
              7.75%, 11/01/2012 (G)...........................     3,096
    1,710   Amkor Technologies, Inc.,
              10.50%, 05/01/2009..............................     1,667
    3,445   Broadview Networks Holdings, Inc.,
              11.38%, 09/01/2012 (I)..........................     3,591
    7,200   Charter Communications Operating LLC,
              8.00%, 04/30/2012 (I)...........................     7,479
    8,645   Charter Communications Holdings LLC,
              9.92%, 04/01/2011 (G)...........................     7,997
    2,800   Cincinnati Bell, Inc.,
              7.25%, 07/15/2013 (G)...........................     2,898
    3,650   Citizens Communications Co.,
              7.88%, 01/15/2027 (I)...........................     3,687
    3,500   Dobson Cellular Systems,
              8.38%, 11/01/2011 (I)...........................     3,688

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            TECHNOLOGY -- (CONTINUED)
$   1,355   Dobson Communications Corp.,
              9.62%, 10/15/2012 (L)...........................  $  1,382
    2,800   Flextronics International Ltd.,
              6.50%, 05/15/2013...............................     2,765
    7,200   Freescale Semiconductor, Inc.,
              10.13%, 12/15/2016 (I)..........................     7,209
    2,570   Hawaiian Telcom Communications, Inc.,
              10.89%, 05/01/2013 (L)(G).......................     2,570
    3,530   Idearc, Inc.,
              8.00%, 11/15/2016 (I)...........................     3,583
    2,805   Inmarsat Finance plc,
              7.63%, 06/30/2012...............................     2,896
    7,305   Intelsat Bermuda Ltd.,
              11.25%, 06/15/2016 (I)..........................     8,017
    3,615   Itron, Inc.,
              7.75%, 05/15/2012...............................     3,696
    3,500   Leap Wireless International, Inc.,
              9.38%, 11/01/2014 (I)(G)........................     3,693
    1,825   Level 3 Communications,
              11.50%, 03/01/2010 (G)..........................     1,935
    6,430   Level 3 Financing, Inc.,
              12.25%, 03/15/2013..............................     7,282
    2,594   Lucent Technologies, Inc.,
              6.45%, 03/15/2029...............................     2,393
    3,500   MagnaChip Semiconductor,
              6.88%, 12/15/2011...............................     2,958
    3,500   Mediacom LLC,
              9.50%, 01/15/2013...............................     3,605
    3,435   Metro Pcs Wireless, Inc.,
              9.25%, 11/01/2014 (I)...........................     3,590
    1,280   Momentive Performance,
              9.75%, 12/01/2014 (I)...........................     1,280
      800   Momentive Performance,
              11.50%, 12/01/2016 (I)..........................       784
    6,500   Nortel Networks Ltd.,
              10.75%, 07/15/2016 (I)..........................     7,109
    4,800   NXP B.V.,
              8.12%, 10/15/2013 (I)(L)........................     4,872
    6,670   Qwest Communications International, Inc.,
              7.50%, 02/15/2014 (G)...........................     6,870
    3,500   Rural Cellular Corp.,
              8.25%, 03/15/2012...............................     3,644
    2,650   Sanmina-SCI Corp.,
              8.13%, 03/01/2016 (G)...........................     2,564
    3,015   Seagate Technology Holdings,
              6.80%, 10/01/2016...............................     3,030
    3,135   Solectron Global Finance Ltd.,
              8.00%, 03/15/2016 (G)...........................     3,174
    3,425   STATS ChipPAC Ltd.,
              7.50%, 07/19/2010 (G)...........................     3,451
    3,300   UGS Corp.,
              10.00%, 06/01/2012..............................     3,597

The accompanying notes are an integral part of these financial statements.

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 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         Market
AMOUNT (B)                                                       Value (W)
----------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT
GRADE -- (CONTINUED)
             TECHNOLOGY -- (CONTINUED)
EUR 1,600    Wind Acquisition,
               9.75%, 12/01/2015 (I)...........................  $  2,429
$   4,715    Windstream Corp.,
               8.63%, 08/01/2016...............................     5,163
                                                                 --------
                                                                  139,644
                                                                 --------
             TRANSPORTATION -- 0.2%
    1,625    PHI, Inc.,
               7.13%, 04/15/2013...............................     1,572
                                                                 --------
             UTILITIES -- 6.1%
    3,110    Atlas Pipeline Partners L.P.,
               8.13%, 12/15/2015#..............................     3,196
    4,000    Chivor S.S. E.S.P.,
               9.75%, 12/30/2014 (K)...........................     4,560
    3,625    Colorado Interstate Gas Co.,
               6.80%, 11/15/2015...............................     3,769
    2,750    Copano Energy LLC,
               8.13%, 03/01/2016...............................     2,846
    3,515    Edison Mission Energy,
               7.50%, 06/15/2013...............................     3,673
    1,643    Elwood Energy LLC,
               8.16%, 07/05/2026...............................     1,716
    3,440    Markwest Energy Partners L.P.,
               8.50%, 07/15/2016 (I)...........................     3,578
    2,400    Mirant Americas Generation LLC,
               8.30%, 05/01/2011...............................     2,460
    2,545    NGC Corp.,
               7.13%, 05/15/2018 (G)...........................     2,481
    2,075    NRG Energy, Inc.,
               7.25%, 02/01/2014...............................     2,091
    3,620    NRG Energy, Inc.,
               7.38%, 02/01/2016...............................     3,638
    1,665    NRG Engery, Inc.,
               7.38%, 01/15/2017...............................     1,669
    1,700    PSEG Energy Holdings LLC,
               8.50%, 06/15/2011...............................     1,828
    2,325    Regency Energy Partners,
               8.38%, 12/15/2013 (I)...........................     2,331
    2,900    Reliant Energy, Inc.,
               6.75%, 12/15/2014...............................     2,835
    1,775    Williams Partners LP,
               7.25%, 02/01/2017 (I)...........................     1,811
                                                                 --------
                                                                   44,482
                                                                 --------
             Total corporate bonds: non-investment grade
               (cost $689,603).................................  $704,233
                                                                 --------
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) -- 1.4%
             CONSUMER CYCLICAL -- 0.5%
$   3,500    Ford Motor Co.,
               8.36%, 12/12/2013 (Q)(N)#.......................  $  3,506
                                                                 --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- 0.4%
$   2,900   Rental Service Corp.,
              8.86%, 11/21/2013 (N)...........................  $  2,923
                                                                --------
            TECHNOLOGY -- 0.5%
    3,650   Wind Acquisitions Holdings Finance S.A.,
              12.61%, 12/12/2011 (Q)(AA)......................     3,698
                                                                --------
            Total senior floating rate interests:
              non-investment grade
              (cost $10,055)..................................  $ 10,127
                                                                --------
 SHARES
---------
COMMON STOCK -- 0.0%
            CONSUMER CYCLICAL -- 0.0%
       --   Hosiery Corp. of America, Inc. Class A (D)(H)(A)..  $     --
                                                                --------
            TECHNOLOGY -- 0.0%
       --   XO Holdings, Inc. (D)(H)(G).......................        --
                                                                --------
            Total common stock
              (cost $4).......................................  $     --
                                                                --------
WARRANTS -- 0.0%
            TECHNOLOGY -- 0.0%
       --   XO Holdings, Inc. ................................  $     --
                                                                --------
            Total warrants
              (cost $--)......................................  $     --
                                                                --------
PREFERRED STOCK -- 0.0%
            TECHNOLOGY -- 0.0%
       21   Adelphia Communications Corp. (D) +...............  $     --
                                                                --------
            Total preferred stock
              (cost $513).....................................  $     --
                                                                --------
            Total long-term investments
              (cost $714,512).................................  $728,919
                                                                --------
SHORT-TERM INVESTMENTS -- 21.8%
            INVESTMENT POOLS AND FUNDS -- 0.0%
       --   State Street Bank Money Market Fund...............  $     --
                                                                --------
PRINCIPAL
 AMOUNT
---------
            U.S. TREASURY SECURITIES -- 0.1%
$     400   U.S. Treasury Bill,
              4.83%, 03/15/2007 (S)...........................       396
                                                                --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 21.7%
  159,967   Navigator Prime Portfolio.........................  $159,967
                                                                --------
            Total short-term investments
              (cost $160,363).................................  $160,363
                                                                --------
            Total investments in securities
              (cost $874,874) (C).............................  $889,282
                                                                ========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.48% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors rounds to zero.

  (B)All principal amounts are in U.S. dollars unless otherwise indicated.

      EUR -- EURO

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $875,457 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation............................  $17,634
      Unrealized depreciation............................   (3,809)
                                                           -------
      Net unrealized appreciation........................  $13,825
                                                           =======

  (D)Currently non-income producing.

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

 (G) Security is partially on loan at December 31, 2006.

  (H)The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED       SHARES/PAR            SECURITY           COST BASIS
      --------       ----------            --------           ----------
      October, 1994      --       Hosiery Corp. of America,
                                  Inc. Class A-144A             $   4
      May, 2006          --       XO Holdings, Inc.                --

     The aggregate value of these securities at December 31, 2006 rounds to zero.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $227,190, which represents 30.87% of total net assets.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At December 31, 2006, the market value of these securities amounted to $4,560 or 0.62% of net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2006.

 (N) The interest rate disclosed for these securities represents the average coupon as of December 31, 2006.

 (P) The interest rate disclosed for interest only strips represents an effective yield based upon estimated future cash flows at December 31, 2006.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2006 was $4,820.

  (S)Security pledged as initial margin deposit for open futures contracts at December 31, 2006.

     FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2006.

                                                                 UNREALIZED
                             NUMBER OF                          APPRECIATION
      DESCRIPTION            CONTRACTS*  POSITION  EXPIRATION  (DEPRECIATION)
      -----------            ----------  --------  ----------  --------------
      CBT 5 Year U.S.
      Treasury Note          600         long      March 2007      $ (433)
                                                                   ======

     * The number of contracts does not omit 000's.

 (V) Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The average coupon indicated is the rate in effect at December 31, 2006.

+    Convertible debt security.

 (AA)The interest rate disclosed for these securities represents an estimated average coupon as of December 31, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
      DESCRIPTION                             TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
      -----------                             -----------         ------         --------         --------         --------------
      Euro                                      Sell              $4,568          $4,571          2/1/2007               $3
                                                                                                                         ==

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 99.2%
            BASIC MATERIALS -- 3.1%
      32    Air Products and Chemicals, Inc. .................  $    2,264
     127    Alcoa, Inc. (G)...................................       3,804
      15    Allegheny Technologies, Inc. .....................       1,333
       8    Ashland, Inc. ....................................         581
      15    Ball Corp. .......................................         663
      15    Bemis Co., Inc. ..................................         520
      27    Consol Energy, Inc. ..............................         858
     140    Dow Chemical Co. .................................       5,577
     134    E.I. DuPont de Nemours & Co. (G)..................       6,549
      12    Eastman Chemical Co. (G)..........................         712
      42    Eastman Kodak Co. ................................       1,086
      22    Fortune Brands, Inc. .............................       1,891
      29    Freeport-McMoRan Copper & Gold, Inc. Class B......       1,605
      26    Goodyear Tire & Rubber Co. (D)....................         544
      17    Hercules, Inc. (D)(G).............................         322
      11    International Flavors & Fragrances, Inc. (G)......         560
      67    International Paper Co. ..........................       2,269
      67    Kimberly-Clark Corp. .............................       4,554
      27    MeadWestvaco Corp. ...............................         800
      66    Newmont Mining Corp. .............................       2,972
      44    Nucor Corp. ......................................       2,415
      11    OfficeMax, Inc. (G)...............................         541
      19    Pactiv Corp. (D)..................................         692
      39    Peabody Energy Corp. .............................       1,560
      30    Phelps Dodge Corp. ...............................       3,570
      24    PPG Industries, Inc. .............................       1,554
      47    Praxair, Inc. ....................................       2,799
      21    Rohm & Haas Co. ..................................       1,063
      12    Sealed Air Corp. .................................         766
       9    Snap-On, Inc. ....................................         405
      12    Stanley Works (G).................................         598
      16    Temple-Inland, Inc. ..............................         718
      17    United States Steel Corp. ........................       1,265
      14    Vulcan Materials Co. .............................       1,240
                                                                ----------
                                                                    58,650
                                                                ----------
            CAPITAL GOODS -- 4.4%
     108    3M Co. ...........................................       8,386
      25    American Standard Cos., Inc. .....................       1,165
     203    Applied Materials, Inc. ..........................       3,745
      47    Baker Hughes, Inc. (G)............................       3,499
      10    Black & Decker Corp. .............................         792
     116    Boeing Co. .......................................      10,269
      95    Caterpillar, Inc. ................................       5,829
       8    Cummins, Inc. ....................................         910
      34    Deere & Co. ......................................       3,214
      22    Eaton Corp. ......................................       1,638
      18    Goodrich Corp. ...................................         829
      23    Hasbro, Inc. .....................................         635
     119    Honeywell International, Inc. ....................       5,401
      61    Illinois Tool Works, Inc. ........................       2,833
      45    Ingersoll-Rand Co. Class A........................       1,752
      50    International Game Technology.....................       2,290
      27    ITT Corp. ........................................       1,534

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            CAPITAL GOODS -- (CONTINUED)
      29    KLA-Tencor Corp. .................................  $    1,448
      26    National Oilwell Varco, Inc. (D)..................       1,572
      50    Northrop Grumman Corp. ...........................       3,417
      18    Novellus Systems, Inc. (D)(G).....................         623
      18    Pall Corp. .......................................         618
      17    Parker-Hannifin Corp. ............................       1,322
      32    Pitney Bowes, Inc. ...............................       1,497
      25    Rockwell Automation, Inc. ........................       1,521
      29    Smith International, Inc. ........................       1,195
      28    Teradyne, Inc. (D)(G).............................         416
      15    Terex Corp. (D)...................................         962
      18    Textron, Inc. ....................................       1,716
     147    United Technologies Corp. ........................       9,172
     141    Xerox Corp. (D)...................................       2,392
                                                                ----------
                                                                    82,592
                                                                ----------
            CONSUMER CYCLICAL -- 9.0%
     306    Altria Group, Inc. ...............................      26,294
      45    Amazon.com, Inc. (D)..............................       1,784
      22    AutoNation, Inc. (D)..............................         467
       7    AutoZone, Inc. (D)................................         855
      14    Avery Dennison Corp. .............................         937
      41    Bed Bath & Beyond, Inc. (D).......................       1,574
      59    Best Buy Co., Inc. ...............................       2,899
      16    Big Lots, Inc. (D)................................         369
      12    Brown-Forman Corp. ...............................         762
      14    Brunswick Corp. ..................................         431
      17    Centex Corp. .....................................         973
      21    Circuit City Stores, Inc. (G).....................         395
      54    Coach, Inc. (D)...................................       2,309
      67    Costco Wholesale Corp. ...........................       3,543
      40    D.R. Horton, Inc. (G).............................       1,068
      22    Darden Restaurants, Inc. .........................         864
       9    Dillard's, Inc. ..................................         311
      46    Dollar General Corp. .............................         732
     169    eBay, Inc. (D)#...................................       5,086
      22    Family Dollar Stores, Inc. .......................         651
      77    Federated Department Stores, Inc. ................       2,928
     276    Ford Motor Co. ...................................       2,073
      77    Gap, Inc. ........................................       1,502
      83    General Motors Corp. (G)..........................       2,540
      25    Genuine Parts Co. ................................       1,181
     298    Home Depot, Inc. (G)..............................      11,980
      33    J. C. Penney Co., Inc. (G)........................       2,546
      29    Johnson Controls, Inc. (G)........................       2,459
      16    Jones Apparel Group, Inc. ........................         538
      12    KB Home (G).......................................         590
      48    Kohl's Corp. (D)..................................       3,269
     105    Kroger Co. .......................................       2,418
      26    Leggett & Platt, Inc. (G).........................         629
      20    Lennar Corp. (G)..................................       1,060
      15    Liz Claiborne, Inc. ..............................         652
     223    Lowe's Cos., Inc. ................................       6,934
      50    Ltd. Brands, Inc. ................................       1,447
      58    Masco Corp. (G)...................................       1,721
      56    Mattel, Inc. .....................................       1,264

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            CONSUMER CYCLICAL -- (CONTINUED)
     181    McDonald's Corp. .................................  $    8,011
      41    Newell Rubbermaid, Inc. ..........................       1,172
      28    NIKE, Inc. Class B (G)............................       2,726
      33    Nordstrom, Inc. (G)...............................       1,648
      41    Office Depot, Inc. (D)(G).........................       1,554
      36    PACCAR, Inc. .....................................       2,353
      20    Patterson Cos., Inc. (D)..........................         721
      31    Pulte Homes, Inc. ................................       1,027
      20    RadioShack Corp. .................................         336
      65    Safeway, Inc. ....................................       2,240
      12    Sears Holdings Corp. (D)..........................       2,043
      16    Sherwin-Williams Co. (G)..........................       1,043
     106    Staples, Inc. ....................................       2,820
     111    Starbucks Corp. (D)...............................       3,914
      30    Supervalu, Inc. ..................................       1,076
      90    Sysco Corp. (G)...................................       3,322
     126    Target Corp. .....................................       7,164
      20    Tiffany & Co. ....................................         777
      67    TJX Cos., Inc. #..................................       1,895
      13    V.F. Corp. .......................................       1,075
      11    W.W. Grainger, Inc. ..............................         748
     359    Wal-Mart Stores, Inc. ............................      16,599
      14    Wendy's International, Inc. ......................         463
      21    Whole Foods Market, Inc. (G)......................         981
      39    Yum! Brands, Inc. ................................       2,281
                                                                ----------
                                                                   168,024
                                                                ----------
            CONSUMER STAPLES -- 5.5%
     112    Anheuser-Busch Cos., Inc. #.......................       5,530
      96    Archer Daniels Midland Co. .......................       3,070
      65    Avon Products, Inc. ..............................       2,148
      32    Campbell Soup Co. (G).............................       1,237
      22    Clorox Co. .......................................       1,424
     298    Coca-Cola Co. ....................................      14,379
      41    Coca-Cola Enterprises, Inc. ......................         827
      75    Colgate-Palmolive Co. ............................       4,906
      75    ConAgra Foods, Inc. ..............................       2,012
      31    Constellation Brands, Inc. Class A (D)............         894
      20    Dean Foods Co. (D)................................         824
      19    Estee Lauder Cos., Inc. ..........................         759
      50    General Mills, Inc. ..............................       2,889
      48    H.J. Heinz Co. ...................................       2,168
      25    Hershey Co. ......................................       1,265
      37    Kellogg Co. (G)...................................       1,837
      19    McCormick & Co., Inc. ............................         740
       7    Molson Coors Brewing Co. .........................         512
      20    Pepsi Bottling Group, Inc. .......................         621
     240    PepsiCo, Inc. ....................................      15,016
     463    Procter & Gamble Co. .............................      29,767
      25    Reynolds American, Inc. (G).......................       1,643
     109    Sara Lee Corp. ...................................       1,860
      37    Tyson Foods, Inc. Class A.........................         605
      24    UST, Inc. (G).....................................       1,368

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            CONSUMER STAPLES -- (CONTINUED)
      35    Weyerhaeuser Co. .................................  $    2,445
      32    Wm. Wrigley Jr. Co. (G)...........................       1,660
                                                                ----------
                                                                   102,406
                                                                ----------
            ENERGY -- 9.3%
      67    Anadarko Petroleum Corp. .........................       2,925
      48    Apache Corp. .....................................       3,204
      43    BJ Services Co. ..................................       1,255
      61    Chesapeake Energy Corp. ..........................       1,765
     319    Chevron Corp. ....................................      23,430
     241    ConocoPhillips....................................      17,308
      65    Devon Energy Corp. ...............................       4,335
      36    EOG Resources, Inc. (G)...........................       2,224
     852    ExxonMobil Corp. .................................      65,326
     147    Halliburton Co. ..................................       4,564
      40    Hess Corp. (G)....................................       1,963
      26    KeySpan Corp. ....................................       1,054
      51    Marathon Oil Corp. ...............................       4,751
      27    Murphy Oil Corp. .................................       1,388
      44    Nabors Industries Ltd. (D)........................       1,307
       7    Nicor, Inc. ......................................         304
      20    Noble Corp. ......................................       1,508
     126    Occidental Petroleum Corp. .......................       6,151
       6    Peoples Energy Corp. .............................         250
      16    Rowan Companies, Inc. ............................         535
     172    Schlumberger Ltd. ................................      10,879
      38    Sempra Energy.....................................       2,144
      18    Sunoco, Inc. .....................................       1,122
      43    Transocean, Inc. (D)(G)...........................       3,461
      88    Valero Energy Corp. ..............................       4,521
      50    Weatherford International Ltd. (D)................       2,076
      87    Williams Cos., Inc. ..............................       2,277
      53    XTO Energy, Inc. #................................       2,515
                                                                ----------
                                                                   174,542
                                                                ----------
            FINANCE -- 23.6%
      49    ACE Ltd. .........................................       2,966
      76    Aetna, Inc. ......................................       3,294
      79    Aflac, Inc. ......................................       3,652
      94    Allstate Corp. ...................................       6,123
      16    AMBAC Financial Group, Inc. ......................       1,425
     176    American Express Co. .............................      10,686
     391    American International Group, Inc. #..............      28,037
      35    Ameriprise Financial, Inc. .......................       1,930
      45    AON Corp. ........................................       1,601
      14    Apartment Investment & Management Co. ............         790
      32    Archstone-Smith Trust (G).........................       1,858
     656    Bank of America Corp. ............................      35,042
     112    Bank of New York Co., Inc. .......................       4,398
      79    BB&T Corp. .......................................       3,474
      17    Bear Stearns & Co., Inc. .........................       2,792
      17    Boston Properties, Inc. ..........................       1,908
      60    Capital One Financial Corp. ......................       4,581
      27    CB Richard Ellis Group, Inc. Class A (D)..........         900
     149    Charles Schwab Corp. .............................       2,891
       5    Chicago Mercantile Exchange Holdings, Inc. .......       2,593

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            FINANCE -- (CONTINUED)
      62    Chubb Corp. ......................................  $    3,277
      15    CIGNA Corp. ......................................       1,968
      26    Cincinnati Financial Corp. .......................       1,183
      29    CIT Group, Inc. ..................................       1,617
     718    Citigroup, Inc. ..................................      40,002
      23    Comerica, Inc. (G)................................       1,361
      27    Commerce Bancorp, Inc. (G)........................         966
      19    Compass Bancshares, Inc. (G)......................       1,133
      30    Comverse Technology, Inc. (D)(G)..................         623
      91    Countrywide Financial Corp. ......................       3,853
      62    E*Trade Financial Corp. (D).......................       1,399
      51    Equity Office Properties Trust (G)................       2,474
      43    Equity Residential Properties Trust...............       2,166
     101    Federal Home Loan Mortgage Corp. .................       6,880
     143    Federal National Mortgage Association.............       8,464
      13    Federated Investors, Inc. ........................         446
      82    Fifth Third Bancorp (G)...........................       3,339
      18    First Horizon National Corp. .....................         760
      24    Franklin Resources, Inc. .........................       2,681
      71    Genworth Financial, Inc. .........................       2,433
      62    Goldman Sachs Group, Inc. ........................      12,406
      24    Humana, Inc. (D)..................................       1,344
      35    Huntington Bancshares, Inc. ......................         824
      29    Janus Capital Group, Inc. ........................         628
     507    JP Morgan Chase & Co. ............................      24,490
      59    Keycorp...........................................       2,234
      33    Kimco Realty Corp. ...............................       1,483
      19    Legg Mason, Inc. (G)..............................       1,830
      77    Lehman Brothers Holdings, Inc. ...................       6,054
      46    Lincoln National Corp. ...........................       3,060
      69    Loews Corp. ......................................       2,854
      11    M&T Bank Corp. ...................................       1,380
      81    Marsh & McLennan Cos., Inc. ......................       2,471
      37    Marshall & Ilsley Corp. ..........................       1,795
      20    MBIA, Inc. (G)....................................       1,483
      43    Medco Health Solutions, Inc. (D)..................       2,292
      60    Mellon Financial Corp. ...........................       2,539
     129    Merrill Lynch & Co., Inc. ........................      12,024
     122    Metlife, Inc. ....................................       7,204
      13    MGIC Investment Corp. (G).........................         782
     155    Morgan Stanley....................................      12,596
      92    National City Corp. (G)...........................       3,373
      27    Northern Trust Corp. (G)..........................       1,663
      26    Plum Creek Timber Co., Inc. (G)...................       1,032
      43    PNC Financial Services Group, Inc. ...............       3,183
      43    Principal Financial Group, Inc. ..................       2,541
     115    Progressive Corp. ................................       2,775
      36    ProLogis..........................................       2,200
      77    Prudential Financial, Inc. .......................       6,577
      18    Public Storage, Inc. .............................       1,745
      31    Realogy Corp. (D).................................         949
     107    Regions Financial Corp. ..........................       3,985
       9    Ryder System, Inc. ...............................         454
      16    SAFECO Corp. .....................................         988
      32    Simon Property Group, Inc. .......................       3,273

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
      60    SLM Corp. ........................................  $    2,914
      53    Sovereign Bancorp, Inc. #.........................       1,333
     104    St. Paul Travelers Cos., Inc. ....................       5,574
      49    State Street Corp. ...............................       3,276
      52    SunTrust Banks, Inc. .............................       4,371
      48    Synovus Financial Corp. ..........................       1,464
      39    T. Rowe Price Group, Inc. ........................       1,685
      16    Torchmark Corp. ..................................       1,001
     197    UnitedHealth Group, Inc. .........................      10,578
      55    UnumProvident Corp. ..............................       1,139
     257    US Bancorp (G)....................................       9,298
      19    Vornado Realty Trust..............................       2,291
     279    Wachovia Corp. ...................................      15,864
     138    Washington Mutual, Inc. ..........................       6,283
      91    Wellpoint, Inc. (D)...............................       7,134
     493    Wells Fargo & Co. (G).............................      17,548
     112    Western Union Co..................................       2,511
      27    XL Capital Ltd. Class A...........................       1,961
      16    Zions Bancorporation #............................       1,286
                                                                ----------
                                                                   441,988
                                                                ----------
            HEALTH CARE -- 10.4%
     224    Abbott Laboratories...............................      10,926
      22    Allergan, Inc. (G)................................       2,687
      28    Amerisource Bergen Corp. .........................       1,263
     171    Amgen, Inc. (D)...................................      11,650
      15    Bard (C.R.), Inc. ................................       1,253
      16    Barr Pharmaceuticals, Inc. (D)....................         777
       8    Bausch & Lomb, Inc. ..............................         411
      96    Baxter International, Inc. .......................       4,437
      36    Becton, Dickinson & Co. ..........................       2,526
      49    Biogen Idec, Inc. (D)#............................       2,423
      36    Biomet, Inc. .....................................       1,477
     172    Boston Scientific Corp. (D).......................       2,961
     287    Bristol-Myers Squibb Co. .........................       7,565
      59    Cardinal Health, Inc. ............................       3,817
      62    Caremark Rx, Inc. ................................       3,560
      54    Celgene Corp. (D).................................       3,133
      23    Coventry Health Care, Inc. (D)....................       1,166
     120    CVS Corp. ........................................       3,721
     144    Eli Lilly & Co. ..................................       7,498
      46    Forest Laboratories, Inc. (D).....................       2,342
      38    Genzyme Corp. (D).................................       2,365
      67    Gilead Sciences, Inc. (D).........................       4,365
      35    Health Management Associates, Inc. Class A........         743
      23    Hospira, Inc. (D).................................         766
     424    Johnson & Johnson.................................      27,977
      36    King Pharmaceuticals, Inc. (D)....................         565
      18    Laboratory Corp. of America Holdings (D)..........       1,345
      11    Manor Care, Inc. .................................         507
      43    McKesson Corp. ...................................       2,194
      35    MedImmune, Inc. (D)(G)............................       1,136
     317    Merck & Co., Inc. #...............................      13,837
      79    Monsanto Co. .....................................       4,170
      31    Mylan Laboratories, Inc. (G)......................         621
   1,054    Pfizer, Inc. .....................................      27,295

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
      23    Quest Diagnostics, Inc. ..........................  $    1,240
     217    Schering-Plough Corp. ............................       5,123
      10    Sigma-Aldrich Corp. ..............................         746
      52    St. Jude Medical, Inc. (D)........................       1,889
      43    Stryker Corp. (G).................................       2,396
      69    Tenet Healthcare Corp. (D)........................         480
     147    Walgreen Co. .....................................       6,732
      15    Watson Pharmaceuticals, Inc. (D)..................         393
     197    Wyeth.............................................      10,025
      35    Zimmer Holdings, Inc. (D).........................       2,736
                                                                ----------
                                                                   195,239
                                                                ----------
            SERVICES -- 6.9%
      37    Allied Waste Industries, Inc. (D).................         456
      21    Apollo Group, Inc. Class A (D)(G).................         799
      34    Autodesk, Inc. (D)................................       1,372
      80    Automatic Data Processing, Inc. #.................       3,964
      67    Avaya, Inc. (D)...................................         931
     114    CBS Corp. Class B.................................       3,561
      20    Cintas Corp. .....................................         790
      72    Clear Channel Communications, Inc. ...............       2,566
      21    Cognizant Technology Solutions Corp. (D)..........       1,597
     304    Comcast Corp. Class A (D)(G)......................      12,876
      25    Computer Sciences Corp. (D).......................       1,340
      20    Convergys Corp. (D)...............................         480
     113    DirecTV Group, Inc. (D)...........................       2,811
      10    Dow Jones & Co., Inc. ............................         361
      12    E.W. Scripps Co. .................................         609
      26    Ecolab, Inc. .....................................       1,180
      76    Electronic Data Systems Corp. ....................       2,083
      18    Equifax, Inc. (D).................................         743
      20    Express Scripts, Inc. (D)(G)......................       1,418
      45    FedEx Corp. ......................................       4,864
      13    Fluor Corp. ......................................       1,053
      34    Gannett Co., Inc. ................................       2,068
      47    H & R Block, Inc. ................................       1,085
      27    Harrah's Entertainment, Inc. .....................       2,252
      57    Hilton Hotels Corp. ..............................       1,974
      29    IMS Health, Inc. .................................         800
      65    Interpublic Group of Cos., Inc. (D)(G)............         789
      49    Marriott International, Inc. Class A..............       2,346
      52    McGraw-Hill Cos., Inc. ...........................       3,521
       6    Meredith Corp. (G)................................         321
      19    Monster Worldwide, Inc. (D).......................         877
      34    Moody's Corp. ....................................       2,369
      21    New York Times Co. Class A (G)....................         512
     342    News Corp. Class A................................       7,348
      50    Novell, Inc. (D)..................................         311
      25    Omnicom Group, Inc. ..............................       2,606
      49    Paychex, Inc. ....................................       1,956
      32    R.R. Donnelley & Sons Co. ........................       1,127
      25    Robert Half International, Inc. ..................         909
      19    Sabre Holdings Corp. .............................         615
      31    Starwood Hotels & Resorts.........................       1,938
     514    Sun Microsystems, Inc. (D)........................       2,788

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SERVICES -- (CONTINUED)
     584    Time Warner, Inc. ................................  $   12,709
      28    Tribune Co. (G)...................................         862
      51    Unisys Corp. (D)..................................         398
     157    United Parcel Service, Inc. Class B...............      11,763
      37    Univision Communications, Inc. Class A (D)(G).....       1,307
     102    Viacom, Inc. Class B (D)..........................       4,194
     302    Walt Disney Co. ..................................      10,359
      78    Waste Management, Inc. ...........................       2,875
      29    Wyndham Worldwide Corp. (D).......................         929
                                                                ----------
                                                                   129,762
                                                                ----------
            TECHNOLOGY -- 22.2%
      17    ADC Telecommunications, Inc. (D)..................         251
      85    Adobe Systems, Inc. (D)#..........................       3,507
      80    Advanced Micro Devices, Inc. (D)(G)...............       1,632
      17    Affiliated Computer Services, Inc. Class A (D)#...         845
      60    Agilent Technologies, Inc. (D)....................       2,082
      55    Alltel Corp. .....................................       3,305
      53    Altera Corp. (D)..................................       1,041
      25    American Power Conversion Corp. ..................         759
      50    Analog Devices, Inc. .............................       1,644
     124    Apple Computer, Inc. (D)(G).......................      10,543
      27    Applera Corp. -- Applied Biosystems Group.........         983
     562    AT&T, Inc. #......................................      20,080
     267    BellSouth Corp. ..................................      12,559
      30    BMC Software, Inc. (D)............................         966
      69    Broadcom Corp. Class A (D)........................       2,214
      60    CA, Inc. .........................................       1,359
      17    CenturyTel, Inc. .................................         733
      12    Ciena Corp. (D)...................................         341
     888    Cisco Systems, Inc. (D)...........................      24,259
      47    Citizens Communications Co. ......................         675
      27    Citrix Systems, Inc. (D)..........................         717
      52    Compuware Corp. (D)...............................         431
      13    Cooper Industries Ltd. ...........................       1,203
     229    Corning, Inc. (D).................................       4,279
      35    Danaher Corp. (G).................................       2,507
     332    Dell, Inc. (D)#...................................       8,330
      30    Dover Corp. ......................................       1,461
      45    Electronic Arts, Inc. (D).........................       2,270
      22    Embarq Corp. .....................................       1,146
     322    EMC Corp. (D)#....................................       4,249
     117    Emerson Electric Co. .............................       5,167
      24    Fidelity National Information Services, Inc. .....         950
     112    First Data Corp. .................................       2,856
      25    Fiserv, Inc. (D)..................................       1,326
   1,507    General Electric Co. .............................      56,064
      31    Google, Inc. (D)..................................      14,421
      10    Harman International Industries, Inc. ............         949
     400    Hewlett-Packard Co. ..............................      16,490
      33    IAC/Interactive Corp. (D)(G)......................       1,211
     843    Intel Corp. ......................................      17,066
     220    International Business Machines Corp. #...........      21,393
      51    Intuit, Inc. (D)..................................       1,559
      27    Jabil Circuit, Inc. ..............................         665

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
      31    JDS Uniphase Corp. (D)............................  $      515
      83    Juniper Networks, Inc. (D)........................       1,566
      18    L-3 Communications Holdings, Inc. ................       1,497
      14    Lexmark International, Inc. ADR (D)...............       1,047
      44    Linear Technology Corp. ..........................       1,325
      52    Lockheed Martin Corp. ............................       4,793
      59    LSI Logic Corp. (D)...............................         527
      47    Maxim Integrated Products, Inc. ..................       1,439
     168    Medtronic, Inc. ..................................       9,003
     110    Micron Technology, Inc. (D)(G)....................       1,540
   1,264    Microsoft Corp. ..................................      37,756
       8    Millipore Corp. (D)...............................         519
      21    Molex, Inc. ......................................         655
     353    Motorola, Inc. ...................................       7,265
      42    National Semiconductor Corp. (G)..................         960
      26    NCR Corp. (D).....................................       1,112
      55    Network Appliance, Inc. (D).......................       2,147
      52    NVIDIA Corp. (D)..................................       1,923
     585    Oracle Corp. (D)..................................      10,022
      18    PerkinElmer, Inc. ................................         400
      31    PMC-Sierra, Inc. (D)(G)...........................         207
      23    QLogic Corp. (D)..................................         506
     242    Qualcomm, Inc. ...................................       9,128
     235    Qwest Communications International, Inc. (D)(G)...       1,967
      65    Raytheon Co. .....................................       3,433
      24    Rockwell Collins, Inc. ...........................       1,544
      33    SanDisk Corp. (D).................................       1,416
      79    Sanmina-SCI Corp. (D).............................         272
     134    Solectron Corp. (D)...............................         431
     423    Sprint Nextel Corp. ..............................       7,993
     137    Symantec Corp. (D)(G).............................       2,859
      37    Symbol Technologies, Inc. ........................         556
      12    Tektronix, Inc. (G)...............................         353
      65    Tellabs, Inc. (D).................................         665
     217    Texas Instruments, Inc. ..........................       6,247
      60    Thermo Fisher Scientific Inc. (D).................       2,701
     291    Tyco International Ltd. ..........................       8,838
      36    VeriSign, Inc. (D)................................         861
     427    Verizon Communications, Inc. .....................      15,893
      15    Waters Corp. (D)#.................................         725
      12    Whirlpool Corp. (G)...............................         955
      70    Windstream Corp. .................................         991
      49    Xilinx, Inc. .....................................       1,169
     179    Yahoo!, Inc. (D)..................................       4,570
                                                                ----------
                                                                   416,779
                                                                ----------
            TRANSPORTATION -- 1.3%
      52    Burlington Northern Santa Fe Corp. ...............       3,872
      65    Carnival Corp. ...................................       3,190
      64    CSX Corp. (G).....................................       2,191
      59    General Dynamics Corp. ...........................       4,397
      38    Harley-Davidson, Inc. (G).........................       2,671
      58    Norfolk Southern Corp. ...........................       2,919

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            TRANSPORTATION -- (CONTINUED)
     116    Southwest Airlines Co. ...........................  $    1,772
      39    Union Pacific Corp. ..............................       3,625
                                                                ----------
                                                                    24,637
                                                                ----------
            UTILITIES -- 3.5%
      97    AES Corp. (D).....................................       2,139
      24    Allegheny Energy, Inc. (D)........................       1,111
      30    Ameren Corp. (G)..................................       1,617
      58    American Electric Power Co., Inc. ................       2,463
      46    CenterPoint Energy, Inc. (G)......................         758
      33    CMS Energy Corp. (D)..............................         543
      38    Consolidated Edison, Inc. (G).....................       1,803
      26    Constellation Energy Group, Inc. .................       1,811
      52    Dominion Resources, Inc. .........................       4,331
      26    DTE Energy Co. (G)................................       1,259
     184    Duke Energy Corp. ................................       6,094
      55    Dynegy, Inc. (D)..................................         400
      48    Edison International..............................       2,164
     103    El Paso Corp. ....................................       1,575
      30    Entergy Corp. ....................................       2,790
      98    Exelon Corp. .....................................       6,068
      47    FirstEnergy Corp. ................................       2,810
      59    FPL Group, Inc. ..................................       3,213
      16    Kinder Morgan, Inc. ..............................       1,660
      40    NiSource, Inc. ...................................         964
      51    PG&E Corp. (G)....................................       2,412
      15    Pinnacle West Capital Corp. ......................         739
      56    PPL Corp. ........................................       1,998
      37    Progress Energy, Inc. ............................       1,826
      37    Public Service Enterprise Group, Inc. ............       2,450
      13    Questar Corp. ....................................       1,046
     109    Southern Co. .....................................       4,003
      31    TECO Energy, Inc. ................................         527
      67    TXU Corp. ........................................       3,639
      60    Xcel Energy, Inc. ................................       1,372
                                                                ----------
                                                                    65,585
                                                                ----------
            Total common stock
              (cost $1,484,804)...............................  $1,860,204
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 7.6%
            REPURCHASE AGREEMENTS -- 0.7%
$  4,919    BNP Paribas Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................  $    4,919
   3,889    RBS Greenwich Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................       3,889
   4,919    UBS Securities LLC Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................       4,919
                                                                ----------
                                                                    13,727
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 6.9%
 128,688    Mellon GSL DBTII Collateral Fund..................  $  128,688
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            U.S. GOVERNMENT SECURITIES -- 0.1%
$  2,000    U.S. Treasury Bill,
              4.87%, 03/15/2007 (M)(S)........................  $    1,981
                                                                ----------
            Total short-term investments
              (cost $144,396).................................  $  144,396
                                                                ----------
            Total investments in securities
              (cost $1,629,200) (C)...........................  $2,004,600
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.75% of total net assets at December 31, 2006.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $1,650,067 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $ 508,279
      Unrealized depreciation.......................   (153,746)
                                                      ---------
      Net unrealized appreciation...................  $ 354,533
                                                      =========

  (D)Currently non-income producing.

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

  (G)Security is partially on loan at December 31, 2006.

  (M)The interest rate disclosed for these securities represents the effec-tive yield on the date of acquisition.

  (S)Security pledged as initial margin deposit for open futures contracts at December 31, 2006.

     FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                    UNREALIZED
                             NUMBER OF                             APPRECIATION
      DESCRIPTION            CONTRACTS*   POSITION   EXPIRATION   (DEPRECIATION)
      -----------            ----------   --------   ----------   --------------
      Standard & Poor's 500      51         Long     March 2007        $(66)
                                                                       ====

     * The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 96.1%
            AUSTRALIA -- 1.5%
     360    Aristocrat Leisure Ltd. (A).......................  $  4,499
     427    Brambles Ltd. (D)(A)..............................     4,312
     325    Toll Holdings Ltd. (A)............................     4,685
                                                                --------
                                                                  13,496
                                                                --------
            AUSTRIA -- 1.3%
     151    Erste Bank Der Oesterreichischen Sparkassen AG
              (A).............................................    11,530
                                                                --------
            BELGIUM -- 1.3%
      60    KBC Groep N.V. (A)................................     7,317
      64    UCB S.A. (A)......................................     4,364
                                                                --------
                                                                  11,681
                                                                --------
            BRAZIL -- 1.1%
     323    Companhia Vale do Rio Doce ADR....................     9,618
                                                                --------
            CANADA -- 7.1%
     214    Cameco Corp. .....................................     8,656
      59    Potash Corp. of Saskatchewan......................     8,422
     211    Research In Motion Ltd. (D).......................    27,000
     374    Rogers Communications, Inc. Class B...............    11,135
     264    SNC-Lavalin Group, Inc. ..........................     7,126
                                                                --------
                                                                  62,339
                                                                --------
            CHINA -- 0.4%
      30    Baidu.com ADR (D).................................     3,370
                                                                --------
            DENMARK -- 0.5%
     103    Vestas Wind Systems A/S (D)(A)....................     4,322
                                                                --------
            FINLAND -- 1.0%
     424    Nokia Corp. (G)...................................     8,620
                                                                --------
            FRANCE -- 9.6%
      94    Alstom RGPT (D)(A)................................    12,702
      39    Cie Generale d'Optique Essilor International S.A.
              (A).............................................     4,188
      79    Iliad S.A. (A)....................................     6,827
       1    Safran S.A. ......................................        32
      48    Unibail (A)(G)....................................    11,745
      81    Vallourec (A).....................................    23,516
     331    Veolia Environnment S.A. (A)......................    25,247
                                                                --------
                                                                  84,257
                                                                --------
            GERMANY -- 6.7%
      55    Allianz SE-REG (A)................................    11,236
     112    Deutsche Boerse AG (A)(G).........................    20,614
     112    Salzgitter AG (A).................................    14,618
     153    Symrise AG (D)....................................     3,981
      64    Wacker Chemie AG (D)(A)...........................     8,294
                                                                --------
                                                                  58,743
                                                                --------
            HONG KONG -- 1.4%
   8,056    Shun Tak Holdings Ltd. (A)........................    12,288
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            IRELAND -- 2.5%
     597    Elan Corp. plc ADR (D)............................  $  8,803
     165    Ryanair Holdings plc ADR (D)(G)...................    13,480
                                                                --------
                                                                  22,283
                                                                --------
            JAPAN -- 19.4%
     148    Daiichi Sankyo Co., Ltd. (A)......................     4,626
     246    Eisai Co., Ltd. (A)...............................    13,514
     249    Elpida Memory, Inc. (D)(A)........................    13,697
       4    Japan Tobacco, Inc. (A)...........................    20,499
     248    JFE Holdings, Inc. (A)............................    12,772
     215    Komatsu Ltd. (A)..................................     4,343
       1    Mitsubishi UFJ Financial Group, Inc. (A)..........     8,622
      88    Nintendo Co., Ltd. (A)............................    22,756
     603    Nomura Holdings, Inc. ............................    11,375
      30    ORIX Corp. (A) PFIC...............................     8,642
      23    Rakuten, Inc. (D)(A)..............................    10,717
     256    Sharp Corp. (A)...................................     4,402
      --    Sumitomo Mitsui Financial Group, Inc. (A).........     4,321
     403    Sumitomo Realty & Development Co., Ltd. (A).......    12,920
     374    Suzuki Motor Corp. (A)............................    10,539
     100    Toyota Motor Corp. (A)............................     6,659
                                                                --------
                                                                 170,404
                                                                --------
            MEXICO -- 3.0%
     367    America Movil S.A. de C.V. ADR....................    16,605
      82    Fomento Economico Mexicano S.A. de C.V. ADR.......     9,515
                                                                --------
                                                                  26,120
                                                                --------
            NETHERLANDS -- 5.5%
     503    ASML Holding N.V. (D)(A)..........................    12,424
     582    Koninklijke Philips Electronics N.V. (A)..........    21,867
     255    Royal Numico N.V. (A).............................    13,681
                                                                --------
                                                                  47,972
                                                                --------
            NORWAY -- 0.7%
     307    Telenor ASA (A)...................................     5,751
                                                                --------
            RUSSIA -- 1.0%
     196    RAO Gazprom Class S ADR (K).......................     9,037
                                                                --------
            SOUTH KOREA -- 1.0%
      13    Samsung Electronics Co., Ltd. (A).................     8,665
                                                                --------
            SWEDEN -- 1.5%
     694    Swedish Match AB (A)..............................    12,959
                                                                --------
            SWITZERLAND -- 9.8%
     780    ABB Ltd. (A)......................................    13,965
     870    Logitech International S.A. (D)(A)................    25,038
      33    Nestle S.A. (A)...................................    11,767
      42    Nobel Biocare Holding AG (A)......................    12,336
     209    Swatch Group AG (A)...............................     9,332
      24    Syngenta AG (A)...................................     4,444
     144    UBS AG (A)........................................     8,735
                                                                --------
                                                                  85,617
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            TAIWAN -- 1.8%
   2,250    Hon Hai Precision Industry Co., Ltd. (A)..........  $ 16,009
                                                                --------
            UNITED KINGDOM -- 18.0%
     134    Admiral Group plc (A).............................     2,877
     958    Alliance Boots plc (A)............................    15,678
   3,787    Arm Holdings plc (A)..............................     9,288
     283    British Land Co. plc (A)..........................     9,463
   2,135    Carphone Warehouse Group plc (A)(G)...............    13,084
   2,119    Debenhams plc (A).................................     7,850
   2,899    EMI Group plc (A).................................    15,029
   2,011    Kesa Electricals plc (A)..........................    13,325
   1,522    Man Group plc (A).................................    15,536
     303    Reckitt Benckiser plc (A).........................    13,809
     202    Rolls-Royce Group plc (A).........................     1,765
     109    Standard Chartered plc (A)........................     3,172
   3,322    Tesco plc (A).....................................    26,254
     232    Xstrata plc (A)...................................    11,563
                                                                --------
                                                                 158,693
                                                                --------
            Total common stock
              (cost $695,697).................................  $843,774
                                                                --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 7.0%
            REPURCHASE AGREEMENTS -- 2.9%
 $ 5,729    Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $  5,729
   7,901    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................     7,901
      86    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................        86
   4,945    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................     4,945
   1,689    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................     1,689
   4,945    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................     4,945
                                                                --------
                                                                  25,295
                                                                --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 4.1%
  35,970    BNY Institutional Cash Reserve Fund...............  $ 35,970
                                                                --------
            Total short-term investments
              (cost $61,265)..................................  $ 61,265
                                                                --------
            Total investments in securities
              (cost $756,962) (C).............................  $905,039
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 95.67% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $686,999, which represents 78.29% of total net assets.


     PFIC -- Passive Foreign Investment Company

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $762,088 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $145,051
      Unrealized depreciation........................    (2,100)
                                                       --------
      Net unrealized appreciation....................  $142,951
                                                       ========

  (D)Currently non-income producing.

  (G)Security is partially on loan at December 31, 2006.

  (K)Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At December 31, 2006, the market value of these securities amounted to $9,037 or 1.03% of net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY INDUSTRY
As of December 31, 2006

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Basic Materials                                        11.6%
---------------------------------------------------------------
Capital Goods                                           2.6
---------------------------------------------------------------
Consumer Cyclical                                      12.5
---------------------------------------------------------------
Consumer Staples                                        9.9
---------------------------------------------------------------
Energy                                                  1.0
---------------------------------------------------------------
Finance                                                18.3
---------------------------------------------------------------
Health Care                                             7.2
---------------------------------------------------------------
Services                                                3.0
---------------------------------------------------------------
Technology                                             25.0
---------------------------------------------------------------
Transportation                                          2.1
---------------------------------------------------------------
Utilities                                               2.9
---------------------------------------------------------------
Short-Term Investments                                  7.0
---------------------------------------------------------------
Other Assets & Liabilities                             (3.1)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                                                                     UNREALIZED
                                                                MARKET          CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                                TRANSACTION          VALUE            AMOUNT            DATE            (DEPRECIATION)
-----------                                -----------          ------          --------         ---------         --------------
British Pound                                 Sell              $  976           $  975          1/02/2007              $ (1)
British Pound                                 Sell               1,283            1,287          1/03/2007                 4
British Pound                                 Sell               1,011            1,010          1/04/2007                (1)
Euro                                          Sell               2,298            2,286          1/02/2007               (12)
Euro                                          Sell               2,375            2,368          1/03/2007                (7)
Euro                                          Buy                   32               32          1/04/2007                --
Hong Kong Dollars                             Sell                 333              333          1/02/2007                --
                                                                                                                        ----
                                                                                                                        $(17)
                                                                                                                        ====

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.5%
            BELGIUM -- 0.9%
    270     UCB S.A. (A)......................................  $   18,536
                                                                ----------
            BRAZIL -- 4.0%
  2,056     All America Latina Logistica S.A..................      21,335
  1,926     Companhia Vale do Rio Doce ADR....................      57,279
                                                                ----------
                                                                    78,614
                                                                ----------
            CANADA -- 6.5%
    376     Alcan, Inc. ......................................      18,307
    581     Cameco Corp. .....................................      23,489
    621     EnCana Corp. .....................................      28,575
    143     Research in Motion, Ltd. (D)......................      18,258
  1,367     Talisman Energy, Inc. ............................      23,210
    226     Teck Cominco Ltd. Class B.........................      17,005
                                                                ----------
                                                                   128,844
                                                                ----------
            EGYPT -- 1.5%
    452     Orascom Telecom Holding SAE GDR #.................      29,806
                                                                ----------
            FRANCE -- 11.1%
    201     Accor S.A. (A)(G).................................      15,528
    464     Axa S.A. (A)(G)...................................      18,706
    222     BNP Paribas (A)(G)................................      24,175
    234     Cie Generale d'Optique Essilor International S.A.
              (A)(G)..........................................      25,074
    177     CNP Assurances (A)................................      19,746
    182     Lafarge S.A. (A)(G)...............................      27,087
    165     LVMH Moet Hennessy Louis Vuitton S.A. (A)(G)......      17,383
    418     Peugeot S.A. (A)(G)...............................      27,664
    297     S.O.I. Tec, S.A. (D)(A)(G)........................      10,483
    382     Sanofi-Aventis S.A. (A)(G)........................      35,251
                                                                ----------
                                                                   221,097
                                                                ----------
            GERMANY -- 7.3%
    117     Deutsche Boerse AG (A)............................      21,559
  1,346     Deutsche Telekom AG (A)...........................      24,472
    208     Henkel KGaA Vorzug................................      30,700
    184     Muenchener Rueckversicherungs-Gesellschaft AG
              (A).............................................      31,592
    230     RWE AG (A)........................................      25,204
    199     SAP AG ADR (A)....................................      10,573
                                                                ----------
                                                                   144,100
                                                                ----------
            HONG KONG -- 3.1%
  8,247     Cathay Pacific Airways Ltd. (A)(G)................      20,285
  1,064     Dah Sing Financial Group (A)......................       9,652
  2,804     Hong Kong Exchanges & Clearing Ltd. (A)...........      30,690
                                                                ----------
                                                                    60,627
                                                                ----------
            INDIA -- 1.6%
    325     Infosys Technologies Ltd. (A).....................      16,418
  1,448     Satyam Computer Services Ltd. (A).................      15,802
                                                                ----------
                                                                    32,220
                                                                ----------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            IRELAND -- 1.9%
    513     Ryanair Holdings plc (D)(A).......................  $    7,011
    379     Ryanair Holdings plc ADR (D)(G)...................      30,864
                                                                ----------
                                                                    37,875
                                                                ----------
            ITALY -- 5.4%
    987     Bulgari S.p.A. (A)................................      13,976
  4,361     Intesa Sanpaolo (A)...............................      33,583
    287     Tod's S.p.A. (A)(G)...............................      23,115
  4,236     UniCredito Italiano S.p.A. (A)....................      37,033
                                                                ----------
                                                                   107,707
                                                                ----------
            JAPAN -- 17.2%
    516     Aisin Seiki Co., Ltd. (A)(G)(Q)...................      17,297
    446     Astellas Pharma, Inc. (A)(G)......................      20,195
    503     Canon, Inc. (G)...................................      28,341
    899     Daihatsu Motor Co., Ltd. (A)......................       9,061
    276     Denso Corp. (A)...................................      10,956
    485     Eisai Co., Ltd. (A)(G)............................      26,649
      6     Japan Tobacco, Inc. (A)...........................      29,035
    223     JFE Holdings, Inc. (A)(G).........................      11,487
     80     Keyence Corp. (A)(G)..............................      19,698
      2     Mitsubishi UFJ Financial Group, Inc. (A)..........      28,682
  1,712     Nippon Oil Corp. (A)..............................      11,449
      2     Nippon Telegraph & Telephone Corp. (A)............       9,261
     30     Rakuten, Inc. (D)(A)..............................      14,096
    492     Sega Sammy Holdings, Inc. (A).....................      13,226
    922     Sompo Japan Insurance, Inc. (A)...................      11,231
    609     Sony Corp. (A)....................................      26,098
  1,445     Sumitomo Chemical Co., Ltd. (A)...................      11,182
      1     Sumitomo Mitsui Financial Group, Inc. (A)(G)......       6,727
    163     TDK Corp. (A).....................................      12,986
    714     Tokyo Electric Power Co., Inc. (A)(G).............      23,054
                                                                ----------
                                                                   340,711
                                                                ----------
            KOREA (REPUBLIC OF) -- 0.8%
    365     Korea Electric Power Corp.........................      16,641
                                                                ----------
            LUXEMBOURG -- 0.2%
    149     Ternium S.A. ADR (D)..............................       4,409
                                                                ----------
            MEXICO -- 2.0%
  2,808     Empresas ICA SAB de CV (D)........................      10,605
    366     Grupo Aeroportuario del Centro Norte, S.A.B. de CV
              ADR (D).........................................       8,145
    246     Grupo Aeroportuario del Pacifico S.A. de CV
              ADR #...........................................       9,649
  2,627     Wal-Mart de Mexico................................      11,559
                                                                ----------
                                                                    39,958
                                                                ----------
            NETHERLANDS -- 4.1%
    884     Aercap Holdings N.V. (D)..........................      20,491
    821     Koninklijke Philips Electronics N.V. (A)..........      30,873
    536     Royal Numico N.V. (A).............................      28,768
                                                                ----------
                                                                    80,132
                                                                ----------
            NORWAY -- 1.0%
    742     Statoil ASA (A)(G)................................      19,540
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            PANAMA -- 0.7%
    307     Copa Holdings S.A. Class A........................  $   14,299
                                                                ----------
            RUSSIA -- 3.3%
    215     Lukoil ADR........................................      18,968
    521     RAO Gazprom Class S ADR (k).......................      23,987
    653     TMK OAO GDR (d)(I)#...............................      22,869
                                                                ----------
                                                                    65,824
                                                                ----------
            SINGAPORE -- 0.9%
  1,592     Singapore Airlines Ltd. (A).......................      18,128
                                                                ----------
            SOUTH AFRICA -- 1.2%
    900     Impala Platinum Holdings Ltd. (A).................      23,528
                                                                ----------
            SPAIN -- 0.9%
    746     Banco Bilbao Vizcaya Argentaria S.A. (A)#.........      17,917
                                                                ----------
            SWEDEN -- 2.0%
    932     Assa Abloy AB (A).................................      20,217
  4,642     Telefonaktiebolaget LM Ericsson (A)...............      18,668
                                                                ----------
                                                                    38,885
                                                                ----------
            SWITZERLAND -- 5.1%
    505     Credit Suisse Group (A)...........................      35,185
    119     Nestle S.A. (A)...................................      42,335
     86     Zurich Financial Services AG (A)..................      23,161
                                                                ----------
                                                                   100,681
                                                                ----------
            TAIWAN -- 1.5%
  2,204     Chunghwa Telecom Co., Ltd. (A)....................       4,095
  1,283     Chunghwa Telecom Co., Ltd. ADR....................      25,312
                                                                ----------
                                                                    29,407
                                                                ----------
            UNITED KINGDOM -- 12.0%
  1,488     Alliance Boots plc (A)............................      24,350
  2,164     Amvescap plc (A)..................................      25,244
    396     AstraZeneca plc (A)...............................      21,213
  4,258     Debenhams plc (A).................................      15,772
  8,219     Old Mutual plc (A)................................      27,974
    790     Reckitt Benckiser plc (A).........................      36,023
  5,113     Tesco plc (A).....................................      40,404
    914     Xstrata plc (A)...................................      45,474
                                                                ----------
                                                                   236,454
                                                                ----------
            UNITED STATES -- 2.3%
    124     Ctrip.Com International Ltd. (G)..................       7,760
    289     Freeport-McMoRan Copper & Gold, Inc. Class B #....      16,117
  7,304     Hopson Development Holdings Ltd. (A)..............      20,648
                                                                ----------
                                                                    44,525
                                                                ----------
            Total common stock
              (cost $1,651,664)...............................  $1,950,465
                                                                ----------
PRINCIPAL                                                        MARKET
AMOUNT                                                          VALUE U
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 10.0%
            REPURCHASE AGREEMENTS -- 1.2%
 $5,389     Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $    5,389
  7,431     BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................       7,431
     81     Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................          81
  4,651     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................       4,651
  1,588     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................       1,588
  4,652     UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................       4,652
                                                                ----------
                                                                    23,792
                                                                ----------
SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 8.8%
173,189     Navigator Prime Portfolio.........................  $  173,189
                                                                ----------
            Total short-term investments
              (cost $196,981).................................  $  196,981
                                                                ----------
            Total investments in securities
              (cost $1,848,645) (C)...........................  $2,147,446
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 96.24% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $1,412,485, which represents 71.39% of total net assets.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $1,850,081 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $312,363
      Unrealized depreciation........................   (14,998)
                                                       --------
      Net unrealized appreciation....................  $297,365
                                                       ========

  (D)Currently non-income producing.

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

  (G)Security is partially on loan at December 31, 2006.

  (k)Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     December 31, 2006, the market value of these securities amounted to $23,987 or 1.21% of net assets.

  (I)Securities issued within terms of a private placement memoran-dum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $22,869, which represents 1.16% of total net assets.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2006 was $1,989.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY INDUSTRY
As of December 31, 2006

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Basic Materials                                        16.6%
---------------------------------------------------------------
Consumer Cyclical                                      11.2
---------------------------------------------------------------
Consumer Staples                                        6.9
---------------------------------------------------------------
Energy                                                  7.6
---------------------------------------------------------------
Finance                                                21.3
---------------------------------------------------------------
Health Care                                             8.7
---------------------------------------------------------------
Services                                                1.3
---------------------------------------------------------------
Technology                                             15.8
---------------------------------------------------------------
Transportation                                          7.1
---------------------------------------------------------------
Utilities                                               2.0
---------------------------------------------------------------
Short-Term Investments                                 10.0
---------------------------------------------------------------
Other Assets & Liabilities                             (8.5)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                                                                     UNREALIZED
                                                                MARKET          CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION          VALUE           AMOUNT            DATE            (DEPRECIATION)
-----------                                 -----------         ------          --------         ---------         --------------
British Pound                                  Sell             $10,022         $ 9,571          1/25/2007             $(451)
British Pound                                  Buy               10,022           9,719          1/25/2007               303
Euro                                           Buy                  170             169          1/02/2007                 1
Euro                                           Buy                  166             166          1/03/2007                --
Euro                                           Buy                   89              89          1/04/2007                --
Japanese Yen                                   Buy                8,847           8,883          1/04/2007               (36)
Japanese Yen                                   Buy                1,989           1,992          1/09/2007                (3)
Norwegian Krone                                Sell              11,551          11,459          1/02/2007               (92)
Swiss Francs                                   Buy                1,964           1,954          1/03/2007                10
Swiss Francs                                   Sell               9,661           9,390          1/25/2007              (271)
Swiss Francs                                   Buy                9,661           9,424          1/25/2007               237
                                                                                                                       -----
                                                                                                                       $(302)
                                                                                                                       =====

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 99.3%
            AUSTRALIA -- 5.5%
   1,080    Centennial Coal Co., Ltd. (A)(G)..................  $  2,401
     585    Challenger Financial Services Group Limited
              (A)(G)..........................................     1,896
   1,095    Dyno Nobel Ltd. (D)(I)(A).........................     2,054
     169    Leighton Holdings Ltd. (A)(G).....................     2,696
     161    Programmed Maintenance Services, Ltd. (A).........       633
   1,795    Resource Pacific Holdings Limited (D)(A)(G).......     1,895
     693    Seek Ltd. (A)(G)..................................     3,211
   1,158    Tower Australia Group Limited (D)(G)..............     2,788
     611    Transurban Group (A)(G)...........................     3,669
      96    Zinifex Ltd. (A)..................................     1,419
                                                                --------
                                                                  22,662
                                                                --------
            BELGIUM -- 1.6%
       9    D'ieteren S.A. (A)................................     3,160
      20    Umicore (A).......................................     3,435
                                                                --------
                                                                   6,595
                                                                --------
            BRAZIL -- 0.5%
     164    Dufry South America LTDA (D) (I)..................     2,145
                                                                --------
            CANADA -- 0.3%
      31    Lundin Mining Corp. (D)(A)(G).....................     1,147
                                                                --------
            CHINA -- 1.2%
   2,822    Beijing Capital International Airport Co., Ltd.
              (A)(G)..........................................     2,206
   4,225    China Oilfield Services Ltd. (A)(G)...............     2,928
                                                                --------
                                                                   5,134
                                                                --------
            DENMARK -- 4.2%
      51    Carlsberg A/S Class B (A).........................     5,075
      36    Danisco A/S (A)...................................     3,068
      41    Genmab A/S (D)(A).................................     2,758
     149    H. Lundbeck A/S (A)...............................     4,097
      33    Trygvesta A/S (A).................................     2,474
                                                                --------
                                                                  17,472
                                                                --------
            FINLAND -- 1.5%
     128    Nokian Rendaat Oyj (A)(G).........................     2,606
     107    Tietoenator Oyj (A)(G)............................     3,430
                                                                --------
                                                                   6,036
                                                                --------
            FRANCE -- 7.3%
      60    Arkema (D)(A)(G)..................................     3,047
      45    BioMerieux S.A. (A)...............................     3,089
      27    Cegedim S.A. (A)..................................     2,339
      85    Ipsen (A).........................................     3,946
      49    Korian (D)........................................     2,412
     190    S.O.I. Tec, S.A. (D)(A)(G)........................     6,699
      15    Seche Environment (A).............................     2,655
      88    Zodiac S.A. (A)(G)................................     5,915
                                                                --------
                                                                  30,102
                                                                --------
            GERMANY -- 10.6%
      58    AWD Holding AG (A)(G).............................     2,436
      25    Deutsche Euroshop AG (A)..........................     1,822

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            GERMANY -- (CONTINUED)
     148    GEA Group AG (A)..................................  $  3,322
      88    GFK AG (G)........................................     3,821
      40    Hochtief AG (A)...................................     2,900
      30    Interhyp AG (D)(A)................................     2,649
      71    KarstadtQuelle AG (D)(A)(G).......................     2,059
     239    Kontron AG (A)(G).................................     3,443
     133    MTU Aero Engines Holdings AG (A)..................     6,189
      66    Praktiker Bau-Und Heimwerkermaerkte Holding AG
              (A).............................................     2,352
      40    Salzgitter AG (A).................................     5,169
      83    SGL Carbon AG (D)(A)..............................     2,047
     135    Symrise AG (D)....................................     3,506
      96    Thielert AG (D)(A)(G).............................     2,244
                                                                --------
                                                                  43,959
                                                                --------
            GREECE -- 1.3%
     483    Hellenic Technodomiki Tev S.A. (A)................     5,376
                                                                --------
            HONG KONG -- 3.8%
   2,452    Chinese Estates Holdings Ltd. (A) PFIC............     2,959
   3,088    Far East Pharmaceutical Technology Co., Ltd.
              (D)(H)(G)(A)....................................        --
   2,383    Shangri-La Asia Ltd. (A)..........................     6,131
   2,070    Shun Tak Holdings Ltd. (A)(G).....................     3,157
   2,482    Techtronic Industries Co., Ltd. (A)(G)............     3,209
                                                                --------
                                                                  15,456
                                                                --------
            IRELAND -- 0.6%
     178    Elan Corp. plc (D)(A).............................     2,571
                                                                --------
            ITALY -- 5.8%
     181    Antichi Pellettieri SpA (D).......................     2,274
     120    Banca Popolare di Milano S.c.r.l. (A).............     2,070
      86    Benetton Group S.p.A. (A).........................     1,638
     164    Brembo S.p.A. (A).................................     2,005
     656    Immobiliare Grande Distribuzione (A)..............     3,208
      49    Pirelli & C. Real Estate S.p.A. (A)...............     3,332
     520    Safilo Group S.p.A. (D)(A)........................     3,086
   1,486    Sorin S.p.A. (D)(A)(G)............................     3,195
      36    Tod's S.p.A. (A)(G)...............................     2,927
                                                                --------
                                                                  23,735
                                                                --------
            JAPAN -- 19.7%
     470    77 Bank Ltd. (A)..................................     2,979
       1    Bic Camera, Inc. (G)..............................     1,487
     149    Daishi Bank LTD (A)...............................       587
      61    Diamond City Co. LTD (A)(G).......................     2,741
      40    Disco Corp. (A)(G)................................     2,806
      87    FamilyMart Co., Ltd. (A)..........................     2,368
     955    Fuji Fire & Marine Insurance Co., Ltd. (A)(G).....     3,556
      38    Hakuhodo DY Holdings, Inc. (A)(G).................     2,495
      50    Honeys Co., Ltd. (A)(G)...........................     1,868
      38    Japan Petroleum Exploration Co., Ltd. (A)(G)
              PFIC............................................     2,274
       6    Jupiter Telecommunications Co., Ltd. (D)(A).......     4,930
      80    Kobayashi Pharmaceutical Co., Ltd. (A)............     2,983
     122    MEC Co., Ltd. (A)(G)..............................     1,444

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            JAPAN -- (CONTINUED)
      64    Milbon Co., Ltd. (A)..............................  $  1,791
      95    Nidec Copal Corp. (A)(G)..........................     1,118
      56    OBIC Business Consultants Ltd. (A)(G).............     3,867
      22    OBIC Co., Ltd. (A)(G).............................     4,659
      50    Point, Inc. (A)(G)................................     3,290
      24    Ryohin Keikaku Co., Ltd. (A)(G)...................     1,837
     287    Shionogi & Co., Ltd. (A)(G).......................     5,633
   1,987    Sumitomo Osaka Cement Co., Ltd. (A)(G)............     6,495
      58    Taiyo Ink Manufacturing Co., Ltd. (A).............     3,199
      52    Takamatsu Corp. (A)...............................       762
     230    Tanabe Seiyaku Co., Ltd (A)(G)....................     3,008
     383    The Keiyo Bank, Ltd. (A)..........................     2,103
      41    Uni-Charm Corp. (A)(G)............................     2,441
      88    Union Tool Co. (A)(G).............................     3,933
      35    USS Co., Ltd. (A).................................     2,294
     201    Yamaguchi Financial Group, Inc. ..................     2,061
                                                                --------
                                                                  81,009
                                                                --------
            LIECHTENSTEIN -- 1.2%
      19    Verwalt & Privat-Bank AG (A)......................     4,965
                                                                --------
            MALAYSIA -- 0.8%
     782    Resorts World Berhad (A)..........................     3,239
                                                                --------
            MEXICO -- 0.6%
     620    Empresas ICA SAB de CV (D)........................     2,342
                                                                --------
            NETHERLANDS -- 4.6%
     128    Koninklijke BAM Groep N.V. (G)....................     2,482
     172    Ordina N.V. (A)(G)................................     3,799
      97    SBM Offshore N.V. (A).............................     3,331
     202    Spazio Investment NV (D)..........................     3,986
     190    Wolters Kluwer N.V. (A)...........................     5,462
                                                                --------
                                                                  19,060
                                                                --------
            PORTUGAL -- 0.7%
     410    Mota -- Engil S.A. (A)............................     2,777
                                                                --------
            SOUTH KOREA -- 1.9%
      10    Cheil Communications, Inc. (D)(A).................     2,393
      38    GS Engineering & Construction Corp. (A)...........     3,350
      25    Mirae Asset Securities Co. Ltd. (A)...............     2,041
                                                                --------
                                                                   7,784
                                                                --------
            SPAIN -- 1.6%
     654    Iberia Lineas Aer De Espana (A)(G)................     2,378
     132    Prosegur Compania de Seguridad S.A. (A)#..........     4,302
                                                                --------
                                                                   6,680
                                                                --------
            SWEDEN -- 3.8%
      68    Alfa Laval AB (A).................................     3,078
      63    Boliden AB (A)....................................     1,594
      46    Munters AB (A)(G).................................     2,113
     307    Swedish Match AB (A)..............................     5,740
     130    Trelleborg AB (A)(G)..............................     3,095
                                                                --------
                                                                  15,620
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            SWITZERLAND -- 6.0%
      36    Bachem Holding AG Class B.........................  $  2,747
      29    Charles Voegele Holding AG (A)....................     2,267
      53    Dufry Group (D)(A)................................     4,421
     128    EFG International (D).............................     4,822
      10    Ems-Chemie Holding AG (A).........................     1,223
       1    Geberit AG (A)....................................     2,205
     166    Logitech International S.A. (D)(A)................     4,774
       2    Sulzer AG (A).....................................     2,195
                                                                --------
                                                                  24,654
                                                                --------
            UNITED KINGDOM -- 10.3%
     289    Cattles plc (A)...................................     2,477
     172    Close Brothers Group plc (A)......................     3,412
     586    Fenner plc (A)....................................     2,479
     183    FirstGroup plc (A)................................     2,052
     890    GCAP Media plc (A)(G).............................     3,547
   1,695    Guinness Peat Group plc (A).......................     2,910
      65    Homeserve plc (A).................................     2,391
     186    ICAP plc (A)......................................     1,735
     298    Mears Group plc (A)...............................     2,114
     364    Morgan Crucible Co. plc (A).......................     1,814
     166    Speedy Hire plc (A)#..............................     3,915
     384    SSL International plc (A).........................     2,776
     365    Star Energy Group plc (D)(A)......................     2,021
     131    Ultra Electronics Holdings plc (A)................     2,782
     101    Vedanta Resources plc (A).........................     2,411
     632    Wolfson Microelectronics plc (D)(A)...............     3,441
                                                                --------
                                                                  42,277
                                                                --------
            UNITED STATES -- 3.9%
     477    Benfield Group plc (A)#...........................     3,328
   2,307    Goodpack Ltd. (A)(G)..............................     2,315
     412    Lancashire Holdings Ltd. (D)(A)...................     2,705
      39    Mapeley Ltd. (A)..................................     3,046
   3,664    Midland Holdings Ltd. (A)(G)......................     1,861
     390    Petrofac Ltd. (A).................................     3,063
                                                                --------
                                                                  16,318
                                                                --------
            Total common stock
              (cost $356,540).................................  $409,115
                                                                --------

PRINCIPAL
 AMOUNT
 -------

 SHORT-TERM INVESTMENTS -- 23.9%
            REPURCHASE AGREEMENT -- 0.7%
 $   692    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $    692
     955    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................       955
      10    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................        10

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
 -------                                                        --------

SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENT -- (CONTINUED)
 $   598    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................  $    598
     204    Morgan Stanley & Co., Inc. Triparty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................       204
     598    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................       598
                                                                --------
                                                                   3,057
                                                                --------

 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 23.2%
  95,465    Navigator Prime Portfolio.........................    95,465
                                                                --------
            Total short-term investments
              (cost $98,522)..................................  $ 98,522
                                                                --------
            Total investments in securities
              (cost $455,062) (C).............................  $507,637
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 95.36% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $372,242, which represents 90.37% of total net assets. PFIC -- Passive Foreign Investment Company

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $456,009 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $60,900
      Unrealized depreciation.........................   (9,272)
                                                        -------
      Net unrealized appreciation.....................  $51,628
                                                        =======

  (D)Currently non-income producing.
  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

  (G)Security is partially on loan at December 31, 2006.

  (H)The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED            SHARES           SECURITY        COST BASIS
      --------            ------           --------        ----------
      03/2004-05/2004      3,088     Far East
                                     Pharmaceutical
                                     Technology Co., Ltd.     $445

     The aggregate value of this security at December 31, 2006, rounds to zero.

  (I)Securities issued within terms of a private placement memoran-dum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $4,199, which represents 1.02% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Basic Materials                                        11.6%
---------------------------------------------------------------
Capital Goods                                           7.4
---------------------------------------------------------------
Consumer Cyclical                                      16.6
---------------------------------------------------------------
Consumer Staples                                        3.4
---------------------------------------------------------------
Energy                                                  3.1
---------------------------------------------------------------
Finance                                                21.3
---------------------------------------------------------------
Health Care                                            11.3
---------------------------------------------------------------
Services                                               10.0
---------------------------------------------------------------
Technology                                             10.2
---------------------------------------------------------------
Transportation                                          3.6
---------------------------------------------------------------
Utilities                                               0.8
---------------------------------------------------------------
Short-Term Investments                                 23.9
---------------------------------------------------------------
Other Assets & Liabilities                            (23.2)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                                                                     UNREALIZED
                                                                 MARKET         CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                                  TRANSACTION         VALUE           AMOUNT            DATE            (DEPRECIATION)
-----------                                  -----------         ------         --------         ---------         --------------
Australian Dollar                               Buy              $  47           $   46          1/02/2007              $ 1
Australian Dollar                               Buy                194              194          1/03/2007               --
Australian Dollar                               Buy                178              178          1/04/2007               --
British Pound                                   Buy                 89               89          1/02/2007               --
British Pound                                   Buy                277              278          1/03/2007               (1)
Euro                                            Sell             1,616            1,607          1/02/2007               (9)
Euro                                            Buy                259              259          1/03/2007               --
Euro                                            Buy                724              724          1/04/2007               --
Hong Kong Dollars                               Buy                206              206          1/03/2007               --
Japanese Yen                                    Sell                34               34          1/04/2007               --
Japanese Yen                                    Sell               152              153          1/05/2007                1
Japanese Yen                                    Buy                 75               75          1/09/2007               --
Swedish Krona                                   Buy                406              405          1/03/2007                1
                                                                                                                        ---
                                                                                                                        $(7)
                                                                                                                        ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD MIDCAP HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 96.9%
            BASIC MATERIALS -- 5.6%
   1,188    Cameco Corp. (G)..................................  $   48,034
     480    Peabody Energy Corp. .............................      19,397
     147    Phelps Dodge Corp. ...............................      17,539
     427    Precision Castparts Corp. ........................      33,386
     563    Teck Cominco Ltd. -- Class B......................      42,415
                                                                ----------
                                                                   160,771
                                                                ----------
            CAPITAL GOODS -- 4.0%
   1,067    American Standard Cos., Inc. .....................      48,908
     696    KLA-Tencor Corp. .................................      34,606
     446    Lam Research Corp. (D)............................      22,561
     302    Spirit Aerosystems Holdings, Inc. (D).............      10,098
                                                                ----------
                                                                   116,173
                                                                ----------
            CONSUMER CYCLICAL -- 17.0%
     637    Abercrombie & Fitch Co. Class A...................      44,319
     308    American Eagle Outfitters, Inc. ..................       9,602
     317    BorgWarner, Inc. .................................      18,727
     627    CarMax, Inc. (D)..................................      33,626
     818    Cytyc Corp. (D)...................................      23,147
     227    Fastenal Co. .....................................       8,130
     735    Foster Wheeler Ltd. (D)...........................      40,522
     339    Gildan Activewear, Inc. (D)(G)....................      15,803
   1,028    Newell Rubbermaid, Inc. ..........................      29,758
     423    O'Reilly Automotive, Inc. (D).....................      13,555
     318    Oshkosh Truck Corp. ..............................      15,402
     668    OSI Restaurant Partners, Inc. ....................      26,174
     394    PACCAR, Inc. .....................................      25,556
     523    Patterson Cos., Inc. (D)..........................      18,558
   1,219    PetSmart, Inc. (G)................................      35,172
     929    Saks, Inc. .......................................      16,551
   1,619    Supervalu, Inc. ..................................      57,876
     986    Tiffany & Co. (G).................................      38,671
     783    TRW Automotive Holdings Corp. (D).................      20,264
                                                                ----------
                                                                   491,413
                                                                ----------
            CONSUMER STAPLES -- 2.4%
     497    Alberto-Culver Co. ...............................      10,661
     575    Clorox Co. .......................................      36,867
     196    Sally Beauty Co., Inc. (D)........................       1,529
   1,198    Tyson Foods, Inc. Class A.........................      19,705
                                                                ----------
                                                                    68,762
                                                                ----------
            ENERGY -- 6.2%
     835    GlobalSantaFe Corp. ..............................      49,064
     407    Murphy Oil Corp. .................................      20,716
     519    Noble Corp. (G)...................................      39,529
     444    Noble Energy, Inc. ...............................      21,772
     370    Southwestern Energy Co. (D)(G)....................      12,983
   1,234    Western Oil Sands, Inc. Class A (D)...............      34,624
                                                                ----------
                                                                   178,688
                                                                ----------
            FINANCE -- 13.9%
   5,257    Aberdeen Asset Management PLC (A).................      19,505
     457    AMBAC Financial Group, Inc. ......................      40,678
     598    AmeriCredit Corp. (D)(G)..........................      15,062

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
     575    Assurant, Inc. ...................................  $   31,791
     115    Blackrock, Inc. ..................................      17,408
     548    Dade Behring Holdings, Inc. ......................      21,808
   1,155    E*Trade Financial Corp. (D).......................      25,902
     179    Everest Re Group Ltd. ............................      17,562
   1,969    Hong Kong Exchanges & Clearing Ltd. (A)...........      21,549
   1,043    Host Hotels & Resorts, Inc. (G)...................      25,603
     601    State Street Corp. ...............................      40,545
     893    T. Rowe Price Group, Inc. ........................      39,087
   1,330    UCBH Holdings, Inc. (G)...........................      23,357
   1,296    UnumProvident Corp. ..............................      26,925
     238    Ventas, Inc. .....................................      10,059
     470    Webster Financial Corp. ..........................      22,879
                                                                ----------
                                                                   399,720
                                                                ----------
            HEALTH CARE -- 9.5%
     417    Amylin Pharmaceuticals, Inc. (D)(G)...............      15,023
     654    Barr Pharmaceuticals, Inc. (D)....................      32,794
     357    Cephalon, Inc. (D)(G).............................      25,106
     665    Charles River Laboratories International, Inc.
              (D).............................................      28,744
     502    Eisai Co., Ltd. (A)...............................      27,594
     773    Manor Care, Inc. (G)..............................      36,255
   1,387    Millennium Pharmaceuticals, Inc. (D)(G)...........      15,123
     953    Mylan Laboratories, Inc. .........................      19,024
   1,543    Shionogi & Co., Ltd. (A)..........................      30,303
     479    Universal Health Services, Inc. Class B...........      26,529
     427    Vertex Pharmaceuticals, Inc. (D)..................      15,982
                                                                ----------
                                                                   272,477
                                                                ----------
            SERVICES -- 20.0%
     510    Alliance Data Systems Corp. (D)(G)................      31,860
   1,845    Allied Waste Industries, Inc. (D).................      22,676
     893    Autodesk, Inc. (D)................................      36,147
   1,512    BISYS Group, Inc. (D).............................      19,521
     525    C.H. Robinson Worldwide, Inc. (G).................      21,459
   1,228    Cablevision Systems Corp. (G).....................      34,959
   2,109    Cadence Design Systems, Inc. (D)..................      37,779
     326    Cognizant Technology Solutions Corp. (D)..........      25,123
      73    Corporate Executive Board Co. ....................       6,437
     497    EchoStar Communications Corp. Class A (D).........      18,909
   1,361    Equifax, Inc. (D).................................      55,257
     434    Fluor Corp. ......................................      35,461
     248    Focus Media Holding Ltd. ADR (D)(G)...............      16,458
     679    Manpower, Inc. ...................................      50,885
   1,166    MoneyGram International, Inc. ....................      36,569
     915    Monster Worldwide, Inc. (D).......................      42,652
   1,083    Republic Services, Inc. ..........................      44,037
     624    Robert Half International, Inc. ..................      23,148
     385    Weight Watchers International, Inc. ..............      20,198
                                                                ----------
                                                                   579,535
                                                                ----------
            TECHNOLOGY -- 12.6%
   1,975    Activision, Inc. (D)..............................      34,049
   2,222    Altera Corp. (D)(G)...............................      43,729
     303    American Reprographics Co. (D)....................      10,106
   1,085    American Tower Corp. Class A (D)..................      40,460

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     641    Beckman Coulter, Inc. ............................  $   38,302
     493    DaVita, Inc. (D)..................................      28,048
   1,023    Linear Technology Corp. ..........................      31,011
     638    MEMC Electronic Materials, Inc. (D)...............      24,971
   1,226    Network Appliance, Inc. (D)(G)....................      48,165
     654    Rockwell Collins, Inc. ...........................      41,398
     467    Roper Industries, Inc. ...........................      23,447
                                                                ----------
                                                                   363,686
                                                                ----------
            TRANSPORTATION -- 1.8%
     269    Expeditors International of Washington, Inc. .....      10,895
     969    J.B. Hunt Transport Services, Inc. ...............      20,122
     525    Landstar System, Inc. ............................      20,025
                                                                ----------
                                                                    51,042
                                                                ----------
            UTILITIES -- 3.9%
   1,481    Northeast Utilities...............................      41,697
     650    NRG Energy, Inc. (D)(G)...........................      36,418
     584    PNM Resources, Inc. ..............................      18,172
     431    Suntech Power Holdings Co. Ltd. ADR (D)(G)........      14,670
                                                                ----------
                                                                   110,957
                                                                ----------
            Total common stock
              (cost $2,411,712)...............................  $2,793,224
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 4.3%
            REPURCHASE AGREEMENTS -- 2.9%
 $18,891    Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $   18,891
  26,050    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................      26,050
     283    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................         283
  16,306    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................      16,306
   5,568    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................       5,568
  16,306    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................      16,306
                                                                ----------
                                                                    83,404
                                                                ----------
                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 1.4%
  39,835    Navigator Prime Portfolio.........................  $   39,835
                                                                ----------
            Total short-term investments
              (cost $123,239).................................  $  123,239
                                                                ----------
            Total investments in securities
              (cost $2,534,951) (C)...........................  $2,916,463
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.40% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $98,951, which represents 3.43% of total net assets.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $2,535,950 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $430,292
      Unrealized depreciation........................   (49,779)
                                                       --------
      Net unrealized appreciation....................  $380,513
                                                       ========

  (D)Currently non-income producing.

  (G)Security is partially on loan at December 31, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MIDCAP VALUE HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 99.0%
            BASIC MATERIALS -- 14.7%
     221    Arch Coal, Inc. ..................................  $    6,625
      88    Ashland, Inc. ....................................       6,067
     110    Carlisle Cos., Inc. ..............................       8,611
     545    Celanese Corp. ...................................      14,097
     199    Century Aluminum Co. (D)..........................       8,867
   1,232    Chemtura Corp. ...................................      11,859
     249    Cleveland-Cliffs, Inc. ...........................      12,042
     350    Cytec Industries, Inc. ...........................      19,790
     172    FMC Corp. ........................................      13,197
     106    Martin Marietta Materials, Inc. ..................      10,973
     381    Mueller Water Products, Inc -- Class B (D)........       5,679
     660    Owens-Illinois, Inc. (D)..........................      12,181
     329    Shaw Group, Inc. (D)..............................      11,018
     233    Temple-Inland, Inc. ..............................      10,702
     371    UAP Holding Corp. ................................       9,344
                                                                ----------
                                                                   161,052
                                                                ----------
            CAPITAL GOODS -- 11.9%
     263    AGCO Corp. (D)....................................       8,122
     188    Alliant Techsystems, Inc. (D).....................      14,700
     285    American Standard Cos., Inc. .....................      13,044
      52    Black & Decker Corp. .............................       4,190
     609    Goodrich Corp. ...................................      27,717
     248    Kennametal, Inc. .................................      14,601
      61    Lam Research Corp. (D)............................       3,098
      84    Parker-Hannifin Corp. ............................       6,473
      36    Terex Corp. (D)...................................       2,338
     262    Toro Co. .........................................      12,198
     520    Varian Semiconductor Equipment Associates, Inc.
              (D).............................................      23,686
                                                                ----------
                                                                   130,167
                                                                ----------
            CONSUMER CYCLICAL -- 8.8%
     483    American Axle & Manufacturing Holdings, Inc. .....       9,172
     509    Arris Group, Inc. (D).............................       6,366
     195    BorgWarner, Inc. .................................      11,509
     560    Circuit City Stores, Inc. ........................      10,636
     812    Foot Locker, Inc. ................................      17,814
      89    Newell Rubbermaid, Inc. ..........................       2,588
     430    Ruby Tuesday, Inc. ...............................      11,791
     221    TRW Automotive Holdings Corp. (D).................       5,722
     263    United Stationers, Inc. (D).......................      12,256
      26    V.F. Corp. .......................................       2,118
     231    Walter Industries (G).............................       6,240
                                                                ----------
                                                                    96,212
                                                                ----------
            CONSUMER STAPLES -- 3.5%
     303    Bunge Ltd. .......................................      21,952
   7,080    Pan Fish ASA (D)(A)...............................       6,438
     182    Smithfield Foods, Inc. (D)........................       4,670
     288    Tyson Foods, Inc. Class A.........................       4,736
                                                                ----------
                                                                    37,796
                                                                ----------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            ENERGY -- 4.3%
     323    Brasil Ecodiesel ADR (G)..........................  $    1,786
     758    Brasil Ecodiesel Industria (I)....................       4,189
     312    Newfield Exploration Co. (D)......................      14,355
     323    Noble Energy, Inc. ...............................      15,830
     390    UGI Corp. ........................................      10,647
                                                                ----------
                                                                    46,807
                                                                ----------
            FINANCE -- 17.5%
     128    Affiliated Managers Group, Inc. (D)...............      13,415
     238    AMBAC Financial Group, Inc. ......................      21,199
     305    Apollo Investment Corp. ..........................       6,834
     347    CIT Group, Inc. ..................................      19,341
      51    City National Corp. ..............................       3,617
     598    E*Trade Financial Corp. (D).......................      13,414
     149    Everest Re Group Ltd. ............................      14,589
     497    Genesis Lease Ltd. (D)............................      11,684
     547    Huntington Bancshares, Inc. (G)...................      12,989
     690    KKR Financial Corp. ..............................      18,488
     348    Platinum Underwriters Holdings Ltd. ..............      10,758
     272    Reinsurance Group of America, Inc. ...............      15,150
      85    UnionBanCal Corp. ................................       5,182
     535    UnumProvident Corp. ..............................      11,113
     264    Webster Financial Corp. ..........................      12,872
                                                                ----------
                                                                   190,645
                                                                ----------
            HEALTH CARE -- 7.1%
     387    Barr Pharmaceuticals, Inc. (D)....................      19,402
     299    Cooper Companies, Inc. ...........................      13,310
     550    Endo Pharmaceuticals Holdings, Inc. (D)...........      15,155
   1,440    Impax Laboratories, Inc. (D)(H)(A)................      12,703
     562    Theravance, Inc. (D)..............................      17,366
                                                                ----------
                                                                    77,936
                                                                ----------
            SERVICES -- 10.8%
     236    Avid Technology, Inc. (D)(G)......................       8,790
     306    Avis Budget Group, Inc. ..........................       6,635
     842    BearingPoint, Inc. (D)............................       6,624
     489    Entercom Communications Corp. ....................      13,774
     499    IMS Health, Inc. .................................      13,707
     514    R.H. Donnelley Corp. (G)..........................      32,268
     418    R.R. Donnelley & Sons Co. ........................      14,849
   1,260    Unisys Corp. (D)..................................       9,875
     275    URS Corp. (D).....................................      11,771
                                                                ----------
                                                                   118,293
                                                                ----------
            TECHNOLOGY -- 12.8%
      88    Acuity Brands, Inc. ..............................       4,574
     801    Arrow Electronics, Inc. (D).......................      25,259
   1,216    Cinram International Income Fund..................      23,921
     143    Embarq Corp. .....................................       7,500
     795    Fairchild Semiconductor International, Inc. (D)...      13,356
   1,213    Flextronics International Ltd. (D)................      13,923
     332    NCR Corp. (D).....................................      14,179
     965    Powerwave Technologies, Inc. (D)..................       6,222
     500    QLogic Corp. (D)..................................      10,967
     226    Syniverse Holdings, Inc. (D)......................       3,391

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     415    Tektronix, Inc. ..................................  $   12,111
     338    Vishay Intertechnology, Inc. (D)..................       4,571
                                                                ----------
                                                                   139,974
                                                                ----------
            TRANSPORTATION -- 2.6%
     272    Trinity Industries, Inc. .........................       9,587
     417    UAL Corp. (D)(G)..................................      18,344
                                                                ----------
                                                                    27,931
                                                                ----------
            UTILITIES -- 5.0%
     475    Northeast Utilities...............................      13,387
     631    PPL Corp. ........................................      22,597
     107    SBM Offshore N.V. (A).............................       3,655
     325    Wisconsin Energy Corp. ...........................      15,412
                                                                ----------
                                                                    55,051
                                                                ----------
            Total common stock
              (cost $896,854).................................  $1,081,864
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 5.2%
            REPURCHASE AGREEMENTS -- 1.0%
 $ 2,469    Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $    2,469
   3,405    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................       3,405
      37    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................          37
   2,131    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................       2,131
     728    Morgan Stanley & Co., Inc. Triparty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................         728
   2,131    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................       2,131
                                                                ----------
                                                                    10,901
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 4.2%
  45,824    BNY Institutional Cash Reserve Fund...............  $   45,824
                                                                ----------
            Total short-term investments
              (cost $56,725)..................................  $   56,725
                                                                ----------
            Total investments in securities
              (cost $953,579) (C).............................  $1,138,589
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.73% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $22,796, which represents 2.09% of total net assets.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $954,166 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $205,371
      Unrealized depreciation........................   (20,948)
                                                       --------
      Net unrealized appreciation....................  $184,423
                                                       ========

  (D)Currently non-income producing.

  (G)Security is partially on loan at December 31, 2006.

  (H)The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale or have a trade suspension in effect. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED         SHARES/PAR           SECURITY          COST BASIS
      --------         ----------           --------          ----------
      12/2004-11/2006    1,440      Impax Laboratories, Inc.   $17,578

     The aggregate value of this security at December 31, 2006 was $12,703, which represents 1.16% of total net assets.

  (I)Securities issued within terms of a private placement memoran-dum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $4,189, which represents 0.38% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE      VALUE (W)
---------                                                       -----   ----------   ----------
 CONSUMER CYCLICAL -- 1.3%
 $25,345    Wal-Mart Stores, Inc. (L).........................  5.26%   03/28/2007   $   25,342
                                                                                     ----------
            CONSUMER STAPLES -- 3.7%
  22,080    Alcoa, Inc. ......................................  5.30%   01/24/2007       22,006
  22,000    Alcoa, Inc. ......................................  5.32%   02/15/2007       21,855
  25,000    Stadshypotek......................................  5.26%   01/22/2007       24,924
                                                                                     ----------
                                                                                         68,785
                                                                                     ----------
            FINANCE -- 94.9%
  25,000    Ab Spin Tab Swedmortgage..........................  5.27%   01/29/2007       24,898
  25,000    Ab Spin Tab Swedmortgage..........................  5.28%   01/30/2007       24,894
  25,000    Alliance & Leicester plc..........................  5.29%   03/02/2007       24,785
  21,000    Alliance & Leicester plc..........................  5.36%   03/20/2007       20,761
  25,000    American Express Credit Corp. (L).................  5.35%   06/12/2007       25,002
  24,500    American General Finance Corp. ...................  5.29%   01/10/2007       24,468
  21,200    American General Finance Corp. (L)................  5.40%   03/23/2007       21,203
  22,900    American Honda Finance Corp. .....................  5.27%   02/05/2007       22,783
  26,500    American Honda Finance Corp. (I)(L)...............  5.35%   08/08/2007       26,500
  30,920    Amsterdam Funding Corp. ..........................  5.27%   02/02/2007       30,776
  27,210    Amsterdam Funding Corp. ..........................  5.28%   01/18/2007       27,142
  21,700    Bank of America NA (L)............................  5.32%   05/15/2007       21,851
  26,500    Bank of America NA (L)............................  5.36%   11/08/2007       26,500
  32,750    Barton Capital Corp. .............................  5.26%   01/12/2007       32,697
  25,000    Barton Capital Corp. .............................  5.27%   01/11/2007       24,963
   8,600    Barton Capital Corp. .............................  5.27%   01/17/2007        8,580
  22,000    Bear Stearns & Co., Inc. (L)......................  5.34%   01/14/2008       22,000
  22,100    Bear Stearns & Co., Inc. (L)......................  5.38%   06/29/2007       22,397
  22,000    Bradford & Bingley plc............................  5.30%   02/12/2007       21,865
  21,900    Bradford & Bingley plc............................  5.34%   02/20/2007       21,743
  23,400    Britannia Building Society........................  5.28%   01/31/2007       23,297
  21,900    Britannia Building Society........................  5.31%   02/27/2007       21,717
  25,000    Cafco LLC.........................................  5.28%   01/25/2007       24,912
  33,400    Cafco LLC.........................................  5.28%   01/30/2007       33,258
  44,000    Caterpillar Financial Services Corp. (L)..........  5.39%   07/27/2007       44,006
  25,620    Citibank NA (L)...................................  5.32%   02/14/2007       25,620
  25,620    Citibank NA (L)...................................  5.32%   02/22/2007       25,620
  19,200    Citigroup Funding, Inc. ..........................  5.27%   01/26/2007       19,130
  21,120    Countrywide Financial Corp. ......................  5.30%   01/16/2007       21,073
  22,000    Countrywide Financial Corp. ......................  5.31%   01/02/2007       21,997
  20,000    General Electric Capital Corp. ...................  5.26%   01/26/2007       19,927

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE      VALUE (W)
---------                                                       -----   ----------   ----------
            FINANCE -- (CONTINUED)
 $19,400    General Electric Capital Corp. (L)................  5.31%   12/24/2007   $   19,400
  34,400    General Electric Capital Corp. (L)................  5.45%   01/05/2007       34,400
  49,580    Goldman Sachs Group, Inc. (L).....................  5.46%   03/30/2007       49,599
  24,300    HBOS Treasury Services plc........................  5.28%   02/06/2007       24,172
  26,440    HBOS Treasury Services plc (I)(L).................  5.32%   01/09/2008       26,436
  22,500    HSBC Finance Corp. (L)............................  5.34%   01/04/2008       22,500
  26,750    HSBC Finance Corp. ...............................  5.36%   03/16/2007       26,462
  26,200    JP Morgan Chase & Co. (L).........................  5.32%   01/02/2008       26,200
  44,000    Lehman Brothers Holdings, Inc. (L)................  5.40%   05/31/2007       44,015
  22,000    Merrill Lynch & Co. (L)...........................  5.33%   12/24/2007       22,000
  26,900    Merrill Lynch & Co. (L)...........................  5.36%   05/29/2007       26,899
  25,000    Morgan Stanley Dean Witter, Inc. (L)..............  5.43%   06/26/2007       25,011
  23,000    Morgan Stanley Dean Witter, Inc. (L)..............  5.48%   01/19/2007       23,001
  25,000    Nationwide Building Society (I)...................  5.27%   01/25/2007       24,912
  25,000    Nationwide Building Society (I)...................  5.28%   01/29/2007       24,898
  21,700    Nordea Bank Ab (I)(L).............................  5.33%   01/09/2008       21,700
  25,000    Northern Rock plc.................................  5.28%   01/30/2007       24,894
  25,000    Northern Rock plc.................................  5.30%   03/06/2007       24,766
  32,500    Old Line Funding LLC..............................  5.29%   02/08/2007       32,319
  26,520    Old Line Funding LLC..............................  5.33%   02/07/2007       26,376
  33,500    Sheffield Receivables.............................  5.27%   01/18/2007       33,417
  31,500    Sheffield Receivables.............................  5.30%   01/16/2007       31,431
  22,030    Skandinaviska Enskilda Bank NY (I)(L).............  5.31%   07/19/2007       22,029
  21,600    Skandinaviska Enskilda Bank NY (I)(L).............  5.34%   01/09/2008       21,600
  21,700    SLM Corp. (I)(L)..................................  5.35%   01/11/2008       21,700
  18,135    SLM Corp. (L).....................................  5.50%   01/25/2007       18,137
  24,600    Svenska Handelsbanken Ab..........................  5.30%   03/19/2007       24,327
  53,000    Toyota Motor Credit Corp. (L).....................  5.21%   09/24/2007       53,000
  22,000    Toyota Motor Credit Corp. ........................  5.27%   02/07/2007       21,882
  19,356    Triple A-1 Funding................................  5.30%   01/09/2007       19,333
  26,379    UBS Finance LLC...................................  5.27%   01/02/2007       26,375
  23,700    UBS Finance LLC...................................  5.27%   01/05/2007       23,686
  24,680    Washington Mutual Bank FA (L).....................  5.35%   08/27/2007       24,680
  21,135    Washington Mutual Bank FA (L).....................  5.41%   02/28/2007       21,137
  22,000    Wells Fargo & Co. (L).............................  5.42%   03/23/2007       22,005
  10,200    Westpac Banking Corp. ............................  5.29%   02/06/2007       10,146
  21,600    Westpac Banking Corp. (I)(L)......................  5.32%   01/16/2008       21,600
  20,700    Yorktown Capital..................................  5.27%   01/09/2007       20,676

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE      VALUE (W)
---------                                                       -----   ----------   ----------
CONSUMER CYCLICAL -- (CONTINUED)
            FINANCE -- (CONTINUED)
 $17,500    Yorktown Capital..................................  5.31%   02/15/2007   $   17,386
  22,000    Yorktown Capital..................................  5.33%   02/21/2007       21,836
                                                                                     ----------
                                                                                     $1,782,708
                                                                                     ----------
            Total investments in securities
              (cost $1,876,835) (C)...........................                       $1,876,835
                                                                                     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.04% of total net assets at December 31, 2006.

  (C)Also represents cost for federal tax purposes.

  (I)Securities issued within terms of a private placement memoran-dum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $211,375, which represents 11.25% of total net assets.

  (L)Variable rate securities; the yield reported is the rate in effect at December 31, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MORTGAGE SECURITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
 ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 25.8%
            FINANCE -- 25.8%
 $ 2,802    Ameriquest Mortgage Securities, Inc.,
              6.41%, 09/25/2032 (L)#..........................  $  2,802
   3,800    Ansonia CDO Ltd.,
              5.62%, 07/28/2046 (I)(L)#.......................     3,800
   5,000    Arbor Realty Mortgage Securities,
              5.76%, 01/26/2042 (I)(L)........................     5,000
  15,000    Banc of America Commercial Mortgage, Inc.,
              4.76%, 07/10/2045...............................    14,796
  41,685    Banc of America Commercial Mortgage, Inc.,
              4.83%, 07/11/2043 (I)(P)........................     1,920
   3,000    Banc of America Large Loan,
              5.59%, 10/15/2019 (L)...........................     3,000
  32,984    Bear Stearns Commercial Mortgage Securities, Inc.,
              4.85%, 08/15/2038 (I)(P)........................     2,137
   2,500    Citigroup Commercial Mortgage Trust,
              5.59%, 11/15/2036 (L)...........................     2,500
   4,997    Commercial Mortgage Pass-Through Certificate,
              5.64%, 12/15/2020 (I)(L)........................     4,997
   8,500    Countrywide Asset-Backed Certificates,
              5.57%, 11/25/2035...............................     8,488
   5,195    Countrywide Home Loan Mortgage Pass Through Trust,
              5.00%, 01/25/2019...............................     5,081
   2,000    Credit Suisse Mortgage Capital Certificates,
              6.15%, 09/15/2021 (L)...........................     2,000
  53,125    CS First Boston Mortgage Securities Corp.,
              4.01%, 03/15/2035 (I)(P)........................     1,838
   4,000    Discover Card Master Trust I,
              5.57%, 01/15/2008 (L)...........................     4,010
      48    DLJ Mortgage Acceptance Corp. Class B1,
              7.25%, 09/18/2011 (I)...........................        47
      16    DLJ Mortgage Acceptance Corp. Class B2,
              7.25%, 09/18/2011 (I)...........................        16
   4,145    First Franklin Mortgage Loan Asset Backed
              Certificates,
              7.82%, 07/25/2033 (L)...........................     4,151
     322    Green Tree Financial Corp.,
              7.30%, 01/15/2026...............................       327
  10,000    Greenwich Capital Commercial Funding Corp.,
              4.53%, 01/05/2036...............................     9,741
   6,000    Greenwich Capital Commercial Funding Corp.,
              5.12%, 04/10/2037 (L)...........................     5,979
   4,000    Greenwich Capital Commercial Funding Corp.,
              5.58%, 11/05/2021 (I)(L)........................     4,000
   3,940    Hasco NIM Trust,
              6.17%, 08/26/2036 (I)...........................     3,922
  47,160    LB-UBS Commercial Mortgage Trust,
              4.25%, 12/15/2036 (I)(P)........................     1,349
   2,800    LNR CDO, Ltd.,
              5.70%, 05/28/2043 (I)(L)........................     2,800
  35,603    Mach One Trust Commercial Mortgage-Backed,
              6.09%, 05/28/2040 (I)(P)........................     1,580

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
 $ 2,619    Master Asset Backed Securities Trust,
              6.10%, 05/25/2033 (L)...........................  $  2,626
   2,000    Master Asset Backed Securities Trust,
              7.15%, 05/25/2033 (L)...........................     2,015
   4,323    Master Asset Securitization Trust,
              5.00%, 12/25/2018...............................     4,229
   4,800    MBNA Credit Card Master Note Trust,
              5.49%, 02/16/2010 (L)...........................     4,806
   4,250    Merrill Lynch Floating Trust,
              5.55%, 06/15/2022 (I)(L)........................     4,250
   2,224    Merrill Lynch Mortgage Investors, Inc.,
              7.00%, 05/25/2032 (L)...........................     2,227
   5,000    Merrill Lynch Mortgage Trust,
              5.24%, 11/12/2035...............................     4,978
   4,628    Morgan Stanley ABS Capital I,
              6.35%, 11/25/2032 (L)...........................     4,632
   3,353    Residential Asset Mortgage Products, Inc.,
              5.70%, 10/25/2031...............................     3,341
   5,921    Spirit Master Funding LLC,
              5.76%, 03/20/2024 (I)...........................     5,963
   4,992    Structured Asset Securities Corp.,
              6.35%, 02/25/2033 (L)...........................     5,051
                                                                --------
            Total asset & commercial mortgage backed
              securities
              (cost $140,915).................................  $140,399
                                                                --------
CORPORATE BONDS: INVESTMENT GRADE -- 0.2%
            FINANCE -- 0.2%
   1,500    North Street Referenced Linked Notes,
              6.43%, 07/30/2010 (I)(L)........................  $  1,290
                                                                --------
            Total corporate bonds: investment grade
              (cost $1,285)...................................  $  1,290
                                                                --------
U.S. GOVERNMENT SECURITIES -- 0.8%
            U.S. TREASURY SECURITIES -- 0.8%
            U.S. TREASURY NOTES
   4,400    4.875% 2011.......................................  $  4,431
                                                                --------
            Total U.S. government securities
              (cost $4,423)...................................  $  4,431
                                                                --------
U.S. GOVERNMENT AGENCIES -- 86.2%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 36.5%
            MORTGAGE BACKED SECURITIES:
   1,729    4.50% 2018........................................  $  1,671
   3,076    4.94% 2035........................................     3,043
  92,406    5.50% 2022 -- 2034 (Q)#...........................    91,702
   1,395    6.00% 2022 -- 2034................................     1,411
   2,214    6.50% 2014 -- 2017................................     2,266
   2,536    7.00% 2026 -- 2032................................     2,609
      42    7.50% 2024 -- 2025................................        45
     120    8.00% 2013 -- 2024................................       126
      50    8.50% 2009 -- 2024................................        52
       5    9.50% 2008........................................         5
      76    10.00% 2020.......................................        83
                                                                --------
                                                                 103,013
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
U.S. GOVERNMENT AGENCIES -- (CONTINUED)
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- (CONTINUED)
            REMIC -- IO & IO-ETTE:
 $   458    5.50% 2015 (P)....................................  $      8
            REMIC -- PAC'S:
  10,000    4.50% 2020........................................     9,414
  71,667    5.00% 2015 -- 2034#...............................    70,355
  15,802    5.50% 2035........................................    15,554
                                                                --------
                                                                  95,323
                                                                --------
                                                                 198,344
                                                                --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 33.0%
            MORTGAGE BACKED SECURITIES:
   6,676    4.807% 2035 (L)...................................     6,622
   8,826    4.924% 2035.......................................     8,777
  60,317    5.00% 2018 -- 2037 (Q)............................    58,849
  28,574    5.50% 2019 -- 2037 (Q)............................    28,310
  24,801    6.00% 2023 -- 2035................................    25,044
  23,273    6.50% 2028 -- 2037 (Q)............................    23,809
   4,726    7.00% 2011 -- 2032................................     4,858
     320    8.00% 2029 -- 2031................................       336
      74    9.00% 2021........................................        81
                                                                --------
                                                                 156,686
                                                                --------
            REMIC -- PAC'S:
  11,000    4.50% 2018........................................    10,478
  10,371    5.50% 2035........................................    10,192
   2,121    6.50% 2031........................................     2,173
                                                                --------
                                                                  22,843
                                                                --------
            ZERO COUPON STRIPS:
      22    11.00% 2009.......................................        23
                                                                --------
                                                                 179,552
                                                                --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 9.6%
            MORTGAGE BACKED SECURITIES:
  41,661    6.00% 2033 -- 2037 (Q)............................    42,245
   5,771    6.50% 2028 -- 2032................................     5,929
   2,596    7.00% 2032........................................     2,682
     799    7.50% 2022 -- 2030................................       830
     153    8.50% 2017 -- 2030................................       166
     123    9.50% 2009........................................       126
       7    12.50% 2015.......................................         8
                                                                --------
                                                                  51,986
                                                                --------
            OTHER GOVERNMENT AGENCIES -- 7.1%
            SMALL BUSINESS ADMINISTRATION PARTICIPATION
            CERTIFICATES:
   3,560    5.12% 2026........................................     3,520
   5,484    5.36% 2026........................................     5,506
   4,102    5.37% 2026........................................     4,121
   4,294    5.54% 2026........................................     4,354
   4,662    5.70% 2026........................................     4,766

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            OTHER GOVERNMENT AGENCIES -- (CONTINUED)
 $ 4,878    6.07% 2026........................................  $  5,078
  10,798    6.30% 2019........................................    11,110
                                                                --------
                                                                  38,455
                                                                --------
            Total U.S. government agencies
              (cost $470,549).................................  $468,337
                                                                --------
            Total long-term investments
              (cost $617,172).................................  $614,457
                                                                --------
SHORT-TERM INVESTMENTS -- 1.6%
            REPURCHASE AGREEMENTS -- 1.6%
   2,932    BNP Paribas Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................  $  2,932
   2,318    RBS Greenwich Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................     2,318
   2,932    UBS Securities LLC Repurchase Agreement,
              4.75%, 01/02/2007...............................     2,932
                                                                --------
                                                                   8,182
                                                                --------
            U.S. GOVERNMENT SECURITIES -- 0.0%
     250    U.S. Treasury Bill,
              4.87%, 03/15/2007 (M)(S)........................       248
                                                                --------
            Total short-term investments
              (cost $8,430)...................................  $  8,430
                                                                --------
            Total investments in securities
              (cost $625,602) (C).............................  $622,887
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $625,969 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $ 2,497
      Unrealized depreciation.........................   (5,579)
                                                        -------
      Net unrealized depreciation.....................  $(3,082)
                                                        =======

  (I)Securities issued within terms of a private placement memoran-dum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $44,909, which represents 8.26% of total net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2006.

  (M)The interest rate disclosed for these securities represents an effec-tive yield on the date of acquisition.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MORTGAGE SECURITIES HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

  (P)The interest rate disclosed for interest only strips represents an effective yield based on estimated future cash flows at December 31, 2006.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2006 was $81,705.

  (S)Security pledged as initial margin deposit for open futures contracts at December 31, 2006.

     FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                      UNREALIZED
                               NUMBER OF                             APPRECIATION
      DESCRIPTION              CONTRACTS*   POSITION   EXPIRATION   (DEPRECIATION)
      -----------              ----------   --------   ----------   --------------
      CBT 5 Year U.S. Treasury
       Note                       273        Short     March 2007        $261
                                                                         ====

     * The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALL COMPANY HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 97.4%
            BASIC MATERIALS -- 7.1%
     486    Agrium, Inc. (G)..................................  $   15,320
     134    Airgas, Inc. .....................................       5,422
     407    Arch Coal, Inc. ..................................      12,210
     288    Brush Engineered Materials, Inc. (D)..............       9,713
   3,887    Golden Hope Plantations BHD (A)...................       6,625
     544    Jarden Corp. (D)(G)...............................      18,935
   4,627    Kingboard Chemical Holdings Ltd. (A)..............      18,168
     235    Kinross Gold Corp. (D)............................       2,789
   1,118    Terra Industries, Inc. (D)........................      13,389
                                                                ----------
                                                                   102,571
                                                                ----------
            CAPITAL GOODS -- 3.9%
     225    Bucyrus International, Inc. ......................      11,634
     117    Daktronics, Inc. .................................       4,300
     622    Goodman Global, Inc. (D)..........................      10,694
      36    Hydril Co. (D)....................................       2,684
     223    Marvel Entertainment, Inc. (D)....................       6,002
      36    Scientific Games Corp. Class A (D)................       1,097
     378    TransDigm Group, Inc. (D).........................      10,027
     215    Varian Semiconductor Equipment Associates, Inc.
              (D).............................................       9,802
                                                                ----------
                                                                    56,240
                                                                ----------
            CONSUMER CYCLICAL -- 9.3%
      60    Advance Auto Parts, Inc. .........................       2,123
     134    Be Aerospace, Inc. (D)............................       3,436
      57    Buffalo Wild Wings, Inc. (D)......................       3,027
     223    Children's Place Retail Stores, Inc. (D)..........      14,159
      95    Conceptus, Inc. (D)...............................       2,031
     136    Dick's Sporting Goods, Inc. (D)...................       6,663
     172    DSW, Inc. (D)(G)..................................       6,633
     154    Dufry Group (D)(A)................................      12,854
   6,079    Esun Holdings Ltd. (D)(A).........................       6,333
      56    Gildan Activewear, Inc. (D).......................       2,593
     134    GSI Commerce, Inc. (D)(G).........................       2,509
     973    LKQ Corp. (D).....................................      22,371
      19    Newell Rubbermaid, Inc. ..........................         556
     120    Quanta Services, Inc. (D).........................       2,362
     393    Quicksilver, Inc. (D).............................       6,187
     187    Skechers U.S.A., Inc. Class A (D).................       6,222
      77    The Andersons, Inc. ..............................       3,256
     273    Tween Brands, Inc. (D)............................      10,898
     152    Urban Outfitters, Inc. (D)........................       3,494
     517    VistaPrint Ltd. (D)...............................      17,125
                                                                ----------
                                                                   134,832
                                                                ----------
            CONSUMER STAPLES -- 0.6%
     399    Jones Soda Co. (D)(G).............................       4,909
      45    Jones Soda Co. PIPE (D) ++........................         553
      97    Sanderson Farms, Inc. (G).........................       2,950
                                                                ----------
                                                                     8,412
                                                                ----------
            ENERGY -- 4.7%
      33    Aegean Marine Petroleum Network (D)...............         540
     200    Cabot Oil & Gas Corp. ............................      12,124
     775    Complete Production Services, Inc. (D)............      16,440

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            ENERGY -- (CONTINUED)
     479    Denbury Resources, Inc. (D).......................  $   13,314
      72    ENSCO International, Inc. ........................       3,604
      65    Goodrich Petroleum Corp. (D)(G)...................       2,334
     174    Oilsands Quest, Inc. (D)..........................         875
     438    OPTI Canada, Inc. (D).............................       7,429
      95    Pride International, Inc. (D).....................       2,841
     311    Western Oil Sands, Inc. Class A (D)...............       8,721
                                                                ----------
                                                                    68,222
                                                                ----------
            FINANCE -- 9.0%
   4,419    Aberdeen Asset Management PLC (A).................      16,399
     433    Admiral Group plc (A).............................       9,295
     450    Allied World Assurance Holdings Ltd. .............      19,630
      42    BOK Financial Corp. ..............................       2,298
      73    CB Richard Ellis Group, Inc. Class A (D)..........       2,437
     288    Covanta Holding Corp. (D).........................       6,339
     171    Dade Behring Holdings, Inc. ......................       6,791
      58    Delphi Financial Group Class A....................       2,359
      71    First Republic Bank...............................       2,790
     141    Friedman Billings Ramsey Group, Inc. .............       1,126
      48    Investment Technology Group, Inc. (D).............       2,058
     252    Jamba, Inc. (D)(G)................................       2,537
      80    Jefferies Group, Inc. ............................       2,154
     257    Nuveen Investments, Inc. Class A..................      13,316
     351    ProAssurance Corp. (D)............................      17,535
      33    Signature Bank (D)................................       1,029
      79    Sterling Bancshares, Inc. ........................       1,032
     353    U-Store-It (G)....................................       7,252
     451    Waddell and Reed Financial, Inc. Class A..........      12,328
      20    Wellcare Health Plans, Inc. (D)...................       1,371
                                                                ----------
                                                                   130,076
                                                                ----------
            HEALTH CARE -- 10.4%
      58    Abaxis, Inc. (D)..................................       1,122
      38    Adams Respiratory Therapeutics, Inc. (D)..........       1,539
      48    Alexion Pharmaceuticals, Inc. (D).................       1,939
     494    Alkermes, Inc. (D)................................       6,606
     157    Amylin Pharmaceuticals, Inc. (D)..................       5,679
     425    Arena Pharmaceuticals, Inc. (D)(G)................       5,483
     480    AtheroGenics, Inc. (D)(G).........................       4,754
     194    Charles River Laboratories International, Inc.
              (D).............................................       8,397
     322    Digene Corp. (D)..................................      15,453
     111    DJO, Inc. (D).....................................       4,762
     179    Genomic Health, Inc. (D)..........................       3,320
     403    Herbalife Ltd. (D)................................      16,175
     656    Human Genome Sciences, Inc. (D)(G)................       8,161
     137    Inverness Medical Innovation (D)..................       5,286
     165    Kyphon, Inc. (D)..................................       6,680
     370    LifePoint Hospitals, Inc. (D).....................      12,452
     294    Medicines Co. (D).................................       9,341
     185    Mentor Corp. (G)..................................       9,059
      84    Sunrise Senior Living, Inc. (D)...................       2,571
     531    Symbion, Inc. (D).................................       9,825
      75    Ventana Medical Systems, Inc. (D).................       3,219

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALL COMPANY HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
     159    Vertex Pharmaceuticals, Inc. (D)..................  $    5,934
     193    Warner Chilcott Ltd. (D)..........................       2,666
                                                                ----------
                                                                   150,423
                                                                ----------
            SERVICES -- 15.9%
     186    Allscripts Healthcare Solutions, Inc. (D).........       5,020
      44    Anixter International, Inc. (D)...................       2,384
     114    Central European Media Enterprises Ltd. (D).......       7,993
      69    Corrections Corp. of America (D)..................       3,105
     264    DreamWorks Animation SKG, Inc. (D)................       7,793
     262    Factset Research Systems, Inc. ...................      14,810
     292    Focus Media Holding Ltd. ADR (D)..................      19,380
     316    Foundry Networks, Inc. (D)........................       4,740
     273    GameTech International, Inc. (D)..................       3,268
     302    Hythiam, Inc. (D).................................       2,791
     114    inVentiv Health, Inc. (D).........................       4,026
     299    Iron Mountain, Inc. (D)...........................      12,371
     294    Jackson Hewitt Tax Service, Inc. .................      10,003
      34    Jacobs Engineering Group, Inc. (D)................       2,740
      67    Life Time Fitness, Inc. (D).......................       3,260
     388    Live Nation, Inc. (D).............................       8,701
     718    Mentor Graphics Corp. (D).........................      12,943
     717    MoneyGram International, Inc. ....................      22,493
     107    Orient Express Hotels Ltd. Class A................       5,068
     336    Pinnacle Entertainment, Inc. (D)..................      11,148
     377    Priceline.com, Inc. (D)(G)........................      16,442
     200    Stericycle, Inc. (D)..............................      15,134
       5    Taleo Corp. Class A (D)...........................          66
     513    TeleTech Holdings, Inc. (D).......................      12,260
     207    Washington Group International, Inc. .............      12,360
     214    WNS Holdings Ltd. ADR (D).........................       6,642
     200    World Wrestling Entertainment, Inc. ..............       3,257
                                                                ----------
                                                                   230,198
                                                                ----------
            TECHNOLOGY -- 30.5%
     725    Activision, Inc. (D)..............................      12,500
     467    American Reprographics Co. (D)....................      15,565
      54    Amphenol Corp. Class A............................       3,321
     437    Ansys, Inc. (D)...................................      19,026
     770    Art Technology Group, Inc. (D)....................       1,793
     208    Aspen Technology, Inc. (D)........................       2,292
     121    Baidu.com ADR (D)(G)..............................      13,618
      90    Belden CDT, Inc. .................................       3,514
     402    Brocade Communications Systems, Inc. (D)..........       3,303
     137    China Techfaith Wireless Communication Techology
              Ltd. ADR (D)(G).................................       1,480
     343    Cirrus Logic, Inc. (D)............................       2,357
      39    CoStar Group, Inc. (D)............................       2,094
     229    Ctrip.Com International Ltd. .....................      14,330
     196    EMCORE Corp. (D)..................................       1,081
     141    Equinix, Inc. (D)(G)..............................      10,675

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            TECHNOLOGY -- (CONTINUED)
      31    FormFactor, Inc. (D)..............................  $    1,147
     695    Fossil, Inc. (D)..................................      15,703
     206    Global Payments, Inc. ............................       9,529
     526    Himax Techologies, Inc. ADR (D)...................       2,509
     283    Hologic, Inc. (D).................................      13,363
     471    IHS, Inc. (D).....................................      18,586
      24    Interactive Data Corp. (D)........................         565
     314    Kenexa Corp. (D)(G)...............................      10,434
     337    Leap Wireless International, Inc. (D).............      20,040
     312    Logitech International S.A. (D)...................       8,917
      61    MEMC Electronic Materials, Inc. (D)...............       2,391
     130    Microsemi Corp. (D)...............................       2,562
     198    Ness Technologies, Inc. (D).......................       2,819
     399    Neustar, Inc. (D).................................      12,952
     380    Nuance Communications, Inc. (D)(G)................       4,358
     735    O2Micro International Ltd. ADR (D)................       6,283
     105    Power Integrations, Inc. (D)......................       2,462
     585    QLogic Corp. (D)..................................      12,830
      69    Rackable Systems, Inc. (D)(G).....................       2,146
     753    Red Hat, Inc. (D).................................      17,324
     542    S.O.I. Tec, S.A. (D)(A)(G)........................      19,141
     190    SiRF Technology Holdings, Inc. (D)(G).............       4,851
     275    Sirona Dental Systems, Inc. (G)...................      10,596
      91    Smith Micro Software, Inc. (D)....................       1,296
   1,612    Sonus Networks, Inc. (D)..........................      10,625
     304    Teledyne Technologies, Inc. (D)...................      12,196
   4,418    Tencent Holdings Ltd. (A).........................      15,688
     285    THQ, Inc. (D).....................................       9,264
     313    Transaction Systems Architects, Inc. (D)..........      10,182
      47    Trimble Navigation Ltd. (D).......................       2,400
     188    Triumph Group, Inc. ..............................       9,844
     519    Trizetto Group, Inc. (D)..........................       9,543
     564    VA Software Corp. (D).............................       2,838
     924    VeriFone Holdings, Inc. (D).......................      32,699
     404    Verint Systems, Inc. (D)..........................      13,847
                                                                ----------
                                                                   438,879
                                                                ----------
            TRANSPORTATION -- 6.0%
     314    American Commercial Lines, Inc. (D)...............      20,583
      97    American Rail Car Industries, Inc. ...............       3,315
     385    Copa Holdings S.A. Class A........................      17,930
     173    Florida East Coast Industries, Inc. ..............      10,289
      51    Genesee & Wyoming, Inc. Class A (D)...............       1,333
     369    GOL Linhas Aereas Inteligentes S.A. ADR (G).......      10,587
     106    Kansas City Southern (D)..........................       3,083
     439    Landstar System, Inc. ............................      16,781
      95    Wabtec............................................       2,877
                                                                ----------
                                                                    86,778
                                                                ----------
            Total common stock
              (cost $1,264,915)...............................  $1,406,631
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 9.8%
            REPURCHASE AGREEMENTS -- 1.7%
$    784    Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $      784
   7,546    BNP Paribas Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................       7,546
   1,081    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................       1,081
      12    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................          12
     677    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................         677
     231    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................         231
   5,966    RBS Greenwich Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................       5,966
   7,545    UBS Securities LLC Repurchase Agreement,
              4.75%, 01/02/2007...............................       7,545
     677    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................         677
                                                                ----------
                                                                    24,519
                                                                ----------

 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 8.1%
 117,490    BNY Institutional Cash Reserve Fund...............  $  117,490
                                                                ----------
            Total short-term investments
              (cost $142,009).................................  $  142,009
                                                                ----------
            Total investments in securities
              (cost $1,406,924) (C)...........................  $1,548,640
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.38% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $104,503, which represents 7.24% of total net assets.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $1,410,143 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $161,705
      Unrealized depreciation........................   (23,208)
                                                       --------
      Net unrealized appreciation....................  $138,497
                                                       ========

  (D)Currently non-income producing.

  (G)Security is partially on loan at December 31, 2006.

  ++ Securities exempt from registration under Regulation D of the Securities Act of 1933. These securities are determined to be liquid. At December 31, 2006, the market value of these securities was $553, which represents 0.04% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 100.0%
            BASIC MATERIALS -- 7.7%
       4    AEP Industries, Inc. (D)..........................  $      197
      15    AK Steel Holding Corp. (D)........................         253
       9    Aventine Renewable Energy Holdings, Inc. (D)......         205
       6    Balchem Corp. ....................................         157
       6    Cabot Microelectronics Corp. (D)..................         193
      65    Carpenter Technology Corp. .......................       6,623
      63    Century Aluminum Co. (D)(G).......................       2,831
      81    Ceradyne, Inc. (D)................................       4,560
      18    Champion Enterprises, Inc. (D)....................         169
     126    Chaparral Steel Co. ..............................       5,559
     276    Cleveland-Cliffs, Inc. ...........................      13,365
       4    Deltic Timber Corp. ..............................         208
     141    Eagle Materials, Inc. ............................       6,108
       9    Georgia Gulf Corp. ...............................         179
      22    Hercules, Inc. (D)................................         421
     174    Insteel Industries, Inc. .........................       3,100
       5    Kaydon Corp. .....................................         186
     107    Mueller Industries, Inc. .........................       3,401
       4    NCI Building Systems, Inc. (D)....................         214
       5    Neenah Paper, Inc. ...............................         174
       2    Newmarket Corp. ..................................         142
       3    Oregon Steel Mills, Inc. (D)......................         202
       7    Pioneer Co. (D)...................................         186
      10    Playtex Products, Inc. (D)........................         144
     190    PW Eagle, Inc. (G)................................       6,562
       7    Quanex Corp. .....................................         229
     533    Select Comfort Corp. (D)(G).......................       9,273
     161    Sun Hydraulics Corp. .............................       3,294
     249    Tempur-Pedic International, Inc. (D)(G)...........       5,101
     157    Timken Co. .......................................       4,575
      18    Wausau Paper Corp. ...............................         274
      21    Xerium Technologies, Inc. ........................         201
                                                                ----------
                                                                    78,286
                                                                ----------
            CAPITAL GOODS -- 4.8%
      53    Armor Holdings, Inc. (D)..........................       2,885
       4    Clarcor, Inc. ....................................         145
       8    Columbus McKinnon Corp. (D).......................         164
       4    Daktronics, Inc. .................................         154
     184    Graco, Inc. ......................................       7,280
       8    II VI, Inc. (D)...................................         223
     101    Lennox International, Inc. .......................       3,098
      50    Lone Star Technologies, Inc. (D)..................       2,406
       3    Lufkin Industries, Inc. ..........................         153
      10    Marvel Entertainment, Inc. (D)....................         277
     142    Nordson Corp. ....................................       7,051
       6    Oil States International, Inc. (D)................         202
      14    Orbital Sciences Corp. (D)........................         252
     217    Steelcase, Inc. ..................................       3,932
     203    Tennant Co. ......................................       5,881
       8    Tessera Technologies, Inc. (D)....................         322
     103    Toro Co. .........................................       4,789
     210    Varian Semiconductor Equipment Associates, Inc.
              (D).............................................       9,549
                                                                ----------
                                                                    48,763
                                                                ----------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            CONSUMER CYCLICAL -- 13.2%
     105    Aeropostale, Inc. (D).............................  $    3,244
       8    Albany International Corp. Class A................         257
     190    American Woodmark Corp. (G).......................       7,968
       1    AMREP Corp. (G)...................................         164
     221    AnnTaylor Stores Corp. (D)........................       7,254
     137    Applied Industrial Technologies, Inc. ............       3,593
      --    Arden Group, Inc. ................................          50
     896    Arris Group, Inc. (D).............................      11,211
       7    Bebe Stores, Inc. ................................         135
     122    Bon-Ton Stores, Inc. (G)..........................       4,227
       6    Charlotte Russe Holding, Inc. (D).................         185
      11    Charming Shoppes, Inc. (D)........................         154
       2    Children's Place Retail Stores, Inc. (D)..........         143
     324    Christopher & Banks Corp. ........................       6,050
       5    Deckers Outdoor Corp. (D).........................         326
     102    Dress Barn, Inc (D)...............................       2,376
     433    DSW, Inc. (D)(G)..................................      16,712
       4    ESCO Technologies, Inc. (D).......................         162
     125    First Cash Financial Services, Inc. (D)...........       3,244
     134    Genesco, Inc. (D).................................       4,991
       7    GenTek, Inc. (D)..................................         228
       4    Granite Construction, Inc. .......................         179
       3    Guess?, Inc. (D)..................................         206
      10    Gymboree Corp. (D)................................         373
       5    Herman Miller, Inc. ..............................         165
      10    Iconix Brand Group, Inc. (D)......................         200
     151    J. Crew Group, Inc. (D)...........................       5,806
      12    Kimball International, Inc. ......................         302
       5    K-Swiss, Inc. ....................................         144
      17    Maidenform Brands, Inc. (D).......................         300
      68    McGrath RentCorp..................................       2,092
       6    Men's Wearhouse, Inc. ............................         223
     163    Noble International Ltd. .........................       3,260
       4    Pantry, Inc. (D)..................................         195
       7    Payless ShoeSource, Inc. (D)......................         215
     130    Phillips-Van Heusen Corp. ........................       6,524
     290    PSS World Medical, Inc. (D).......................       5,656
     101    RARE Hospitality International, Inc. (D)..........       3,323
     452    Skechers U.S.A., Inc. Class A (D).................      15,053
       5    Sotheby's.........................................         169
      82    Stanley Furniture Co., Inc. ......................       1,757
       7    Steven Madden Ltd. ...............................         256
       6    Synaptics, Inc. (D)...............................         168
     331    Talbots, Inc. ....................................       7,972
       4    The Buckle, Inc. .................................         202
     441    True Religion Apparel, Inc. (D)(G)................       6,750
       5    Tween Brands, Inc. (D)............................         187
                                                                ----------
                                                                   134,351
                                                                ----------
            CONSUMER STAPLES -- 0.1%
       6    Boston Beer Co., Inc. Class A (D).................         228
       5    Chattem, Inc. (D).................................         235
       5    Lancaster Colony Corp. ...........................         207
                                                                ----------
                                                                       670
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            ENERGY -- 4.6%
      10    Alon USA Energy, Inc. ............................  $      271
       5    Berry Petroleum Co. ..............................         168
      15    Bois d'Arc Energy, Inc. (D).......................         217
     201    Cabot Oil & Gas Corp. ............................      12,163
      14    Callon Petroleum Corp. (D)........................         208
       5    Clayton Williams Energy, Inc. (D).................         169
      10    Comstock Resources, Inc. (D)......................         306
       6    Crosstex Energy, Inc. ............................         188
     205    Delek US Holdings, Inc. ..........................       3,355
     109    Encore Acquisition Co. (D)........................       2,681
     272    Frontier Oil Corp. ...............................       7,817
       2    Giant Industries, Inc. (D)........................         179
     651    Grey Wolf, Inc. (D)...............................       4,464
       9    Mariner Energy, Inc. (D)..........................         178
     527    Meridian Resource Corp. (D).......................       1,628
       3    Penn Virginia Corp. ..............................         198
      15    Petrohawk Energy Corp. (D)........................         174
       6    Petroleum Development Corp. (D)...................         243
     197    Pioneer Drilling Co. (D)..........................       2,615
      99    St. Mary Land & Exploration Co. ..................       3,643
      66    Swift Energy Co. (D)..............................       2,940
      64    Trico Marine Services, Inc. (D)...................       2,456
      44    Vaalco Energy, Inc. (D)...........................         300
       6    WD-40 Co. ........................................         214
       4    W-H Energy Services (D)...........................         194
                                                                ----------
                                                                    46,969
                                                                ----------
            FINANCE -- 11.2%
     164    Advance America Cash Advance Centers, Inc. .......       2,395
     162    Advanta Corp. Class B.............................       7,081
       1    Alexander's, Inc. ................................         226
      16    Amerigroup Corp. (D)#.............................         568
     139    Arch Capital Group Ltd. (D).......................       9,378
     277    Aspen Insurance Holdings Ltd. ....................       7,302
       5    Asta Funding, Inc. ...............................         164
      10    Centene Corp. (D).................................         237
      37    City Holding Co. .................................       1,492
     142    CompuCredit Corp. (D)(G)..........................       5,641
     144    Corus Bankshares, Inc. (G)........................       3,324
      89    Cousins Properties, Inc. .........................       3,147
       8    Credit Acceptance Corp. (D).......................         251
     129    Diamondrock Hospitality...........................       2,321
       3    EastGroup Properties, Inc. .......................         176
      55    eHealth, Inc. (D).................................       1,096
     375    Encore Capital Group, Inc. (D)....................       4,725
      23    Ezcorp, Inc. (D)..................................         382
     104    First Community Bancorp, Inc. ....................       5,441
       5    Getty Realty Corp. ...............................         167
       4    Greenhill & Co., Inc. (G).........................         272
     301    Hersha Hospitality Trust..........................       3,408
     294    Highland Hospitality Corp. .......................       4,182
     712    Impac Mortgage Holdings, Inc. ....................       6,266
     233    IndyMac Bancorp, Inc. ............................      10,500
       8    Inland Real Estate Corp. .........................         149

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
       4    International Securities Exchange Holdings,
              Inc. ...........................................  $      173
       9    KBW, Inc. (D).....................................         270
     136    Maguire Properties, Inc. .........................       5,444
      91    Molina Healthcare, Inc. (D).......................       2,943
       8    National Interstate Corp. ........................         190
     270    Net 1 UEPS Technologies, Inc. (D).................       7,972
      12    Omega Healthcare Investors........................         209
       8    optionsXpress Holdings, Inc. .....................         181
       3    PS Business Parks, Inc. ..........................         200
       6    Saul Centers, Inc. ...............................         349
     368    Strategic Hotels & Resorts, Inc. .................       8,027
      82    Sunstone Hotel Investors, Inc. ...................       2,200
       5    Tower Group, Inc. ................................         170
      58    UTStarcom, Inc. (D)(G)............................         510
      71    Wellcare Health Plans, Inc. (D)...................       4,919
                                                                ----------
                                                                   114,048
                                                                ----------
            HEALTH CARE -- 15.7%
     208    Acadia Pharmaceuticals, Inc. (D)(G)...............       1,827
     643    Alkermes, Inc. (D)................................       8,596
      47    Alliance Imaging, Inc. (D)........................         313
      10    Alpharma, Inc. Class A............................         237
       7    AmSurg Corp. (D)..................................         152
     132    Amylin Pharmaceuticals, Inc. (D)..................       4,758
     504    Applera Corp. -- Celera Group (D).................       7,044
      14    Apria Healthcare Group, Inc. (D)..................         377
     350    Ciphergen Biosystems, Inc. (D)....................         312
     831    CV Therapeutics, Inc. (D).........................      11,606
     283    Cytokinetics, Inc. (D)............................       2,120
       4    Digene Corp. (D)..................................         171
     814    Encysive Pharmaceuticals, Inc. (D)(G).............       3,425
     611    Exelixis, Inc. (D)................................       5,503
       6    Forrester Research, Inc. (D)......................         168
       7    Healthways, Inc. (D)..............................         326
     267    Human Genome Sciences, Inc. (D)(G)................       3,319
       6    Illumina, Inc. (D)................................         240
     277    Immucor, Inc. (D)#................................       8,093
     301    Incyte Corp. (D)..................................       1,758
       8    InterMune, Inc. (D)...............................         243
       5    Kendle International, Inc. (D)....................         147
       6    Kyphon, Inc. (D)..................................         237
      10    Lifecell Corp. (D)................................         248
     479    LifePoint Hospitals, Inc. (D).....................      16,129
      69    Longs Drug Stores Corp. ..........................       2,912
     209    Magellan Health Services, Inc. (D)................       9,020
     127    Mannatech, Inc. (G)...............................       1,870
       6    MedCath Corp. (D).................................         167
       5    Medical Action Industries, Inc. (D)...............         155
       8    Medicines Co. (D).................................         243
       9    Medicis Pharmaceutical Corp. Class A..............         313
      12    Mentor Corp.# ....................................         596
       7    Meridian Bioscience, Inc. ........................         163
       8    MGI Pharma, Inc. (D)..............................         154
       8    NBTY, Inc. (D)....................................         325
       9    Nektar Therapeutics (D)...........................         140

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP GROWTH HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
       4    New River Pharmaceuticals, Inc. (D)(G)............  $      194
   1,392    NPS Pharmaceuticals, Inc. (D).....................       6,305
     367    Onyx Pharmaceuticals, Inc. (D)....................       3,884
     118    OSI Pharmaceuticals, Inc. (D).....................       4,119
       8    PAREXEL International Corp. (D)...................         218
     325    Perrigo Co. ......................................       5,629
     116    Pharmion Corp. (D)................................       2,982
     499    Regeneron Pharmaceuticals, Inc. (D)...............      10,015
     518    Rigel Pharmaceuticals, Inc. (D)...................       6,149
     155    Salix Pharmaceuticals Ltd. (D)....................       1,890
     192    Sciele Pharma, Inc. (D)...........................       4,615
     288    STERIS Corp. .....................................       7,251
       5    SurModics, Inc. (D)...............................         146
       4    United Therapeutics Corp. (D).....................         214
      10    Valeant Pharmaceuticals International.............         166
      16    ViroPharma, Inc. (D)..............................         238
       6    West Pharmaceutical Services......................         314
     149    Wright Medical Group, Inc. (D)....................       3,464
      86    Zoll Medical Corp. (D)............................       5,016
     231    Zymogenetics, Inc. (D)............................       3,594
                                                                ----------
                                                                   159,810
                                                                ----------
            SERVICES -- 14.0%
     104    Advisory Board Co. (D)............................       5,557
     107    Allscripts Healthcare Solutions, Inc. (D).........       2,891
       3    Anixter International, Inc. (D)...................         141
       7    Atheros Communications, Inc. (D)..................         143
     601    BISYS Group, Inc. (D).............................       7,752
     105    Central European Media Enterprises Ltd. (D).......       7,350
     119    Cerner Corp. (D)..................................       5,424
       5    Coinstar, Inc. (D)................................         153
       4    Computer Programs and Systems, Inc. ..............         143
      11    Corvel (D)........................................         520
       9    Digital River, Inc. (D)...........................         486
      86    Factset Research Systems, Inc. ...................       4,846
      17    First Consulting Group, Inc. (D)..................         233
      19    Foundry Networks, Inc. (D)........................         277
       6    Geo Group, Inc. (D)...............................         221
     263    Gevity HR, Inc. ..................................       6,221
     510    Global Imaging Systems, Inc. (D)..................      11,203
     151    Healthspring, Inc. (D)............................       3,074
       4    Heidrick & Struggles International, Inc. (D)......         168
     177    Hub Group, Inc. (D)...............................       4,865
     243    Imergent, Inc. (D)(G).............................       6,951
      23    INVESTools, Inc. (D)..............................         312
     226    ITT Educational Services, Inc. (D)................      14,966
     320    Jack Henry & Associates, Inc. ....................       6,852
      43    John H. Harland Co. ..............................       2,174
       9    Korn/Ferry International (D)......................         207
     163    Live Nation, Inc. (D).............................       3,651
       8    Lodgenet Entertainment Corp. (D)..................         193
      14    Macrovision Corp. (D).............................         398
      10    Manhattan Associates, Inc. (D)....................         291
     146    Martha Stewart Living Omnimedia, Inc. (G).........       3,189
     248    Mediacom Communications Corp. (D).................       1,995

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SERVICES -- (CONTINUED)
       4    Micros Systems (D)................................  $      195
      75    MoneyGram International, Inc. ....................       2,349
      85    MTS Systems Corp. ................................       3,267
     181    Parametric Technology Corp. (D)...................       3,268
     256    Perot Systems Corp. Class A (D)...................       4,189
     130    Per-Se Technologies, Inc. (D).....................       3,611
     110    Plexus Corp. (D)..................................       2,617
     174    Priceline.com, Inc. (D)(G)........................       7,572
       7    Quality Systems...................................         257
     121    Resources Connection, Inc. (D)....................       3,865
       5    Standard Parking Corp. (D)........................         208
      13    Time Warner Telecom, Inc. Class A (D).............         253
       5    Veritas DGC, Inc. (D).............................         385
       8    Waste Industries USA, Inc. .......................         231
      92    Watson Wyatt Worldwide, Inc. .....................       4,158
     100    Wright Express Corp. (D)..........................       3,129
                                                                ----------
                                                                   142,401
                                                                ----------
            TECHNOLOGY -- 24.4%
     261    Acuity Brands, Inc. ..............................      13,583
     174    Acxiom Corp. .....................................       4,453
      12    ADTRAN, Inc. .....................................         261
     605    Advanced Energy Industries, Inc. (D)..............      11,413
      12    American Medical Systems Holdings (D).............         219
       3    American Science & Engineering, Inc. (D)..........         167
     868    Amkor Technology, Inc. (D)........................       8,106
      17    Ansoft Corp. (D)..................................         484
      99    Ansys, Inc. (D)...................................       4,307
     178    Benchmark Electronics, Inc. (D)...................       4,341
       5    Biosite Diagnostics, Inc. (D).....................         221
     214    Blackbaud, Inc. ..................................       5,552
     904    Brocade Communications Systems, Inc. (D)..........       7,424
      28    Bruker BioSciences Corp. (D)......................         210
     173    Candela Corp. (D).................................       2,136
      47    Carrier Access Corp. (D)..........................         306
      27    C-COR.net Corp. (D)...............................         301
      57    Chordiant Software, Inc. (D)......................         188
     614    Cirrus Logic, Inc. (D)............................       4,227
       6    Commonwealth Telephone Enterprise, Inc. ..........         248
     332    CSG Systems International, Inc. (D)...............       8,863
     184    Diodes, Inc. (D)..................................       6,532
       3    Dionex Corp. (D)..................................         160
      21    Dobson Communications Corp. (D)...................         182
     343    Eagle Test Systems, Inc. (D)......................       4,995
     230    eFunds Corp. (D)..................................       6,325
      19    Emulex Corp. (D)..................................         377
       8    Exlservice Holdings, Inc. (D).....................         177
      10    FLIR Systems, Inc. (D)............................         309
       7    FormFactor, Inc. (D)..............................         244
   2,135    Gemstar-TV Guide International, Inc. (D)..........       8,563
       6    General Cable Corp. (D)...........................         254
      13    General Communication, Inc. Class A (D)...........         202
     223    Golden Telecom, Inc. .............................      10,459
      26    Harmonic, Inc. (D)................................         191
       8    Hittite Microwave Corp. (D).......................         253
       6    Hologic, Inc. (D).................................         288

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
       9    Hyperion Solutions Corp. (D)......................  $      313
       5    IHS, Inc. (D).....................................         213
      12    Informatica Corp. (D).............................         144
     120    Interdigital Communications Corp. (D).............       4,026
      16    Internap Network Services Corp. (D)...............         317
      12    Interwoven, Inc. (D)..............................         173
     364    iPass, Inc. (D)(G)................................       2,138
     350    j2 Global Communications, Inc. (D)................       9,531
     218    Komag, Inc. (D)...................................       8,268
     152    Lamson & Sessions Co. (D)(G)......................       3,680
      14    Lightbridge, Inc. (D).............................         194
       5    Littelfuse, Inc. (D)..............................         156
      46    LTX Corp. (D).....................................         256
      21    Magma Design Automation, Inc. (D).................         188
     412    Micrel, Inc. (D)..................................       4,440
      81    MicroStrategy, Inc. (D)#..........................       9,276
      98    Neustar, Inc. (D).................................       3,166
     213    Novatel, Inc. (D).................................       8,487
     226    OmniVision Technologies, Inc. (D)(G)..............       3,081
      12    Packeteer, Inc. (D)...............................         158
     196    Palomar Medical Technologies, Inc. (D)(G).........       9,926
       5    Park Electrochemical Corp. .......................         118
      14    Photon Dynamics, Inc. (D).........................         165
       8    Polycom, Inc. (D).................................         242
      49    RealNetworks, Inc. (D)#...........................         540
      10    Redback Networks, Inc. (D)........................         247
     115    Regal-Beloit Corp. ...............................       6,028
      23    RF Micro Devices, Inc. (D)........................         158
      15    Semtech Corp. (D).................................         195
     481    Silicon Image, Inc. (D)...........................       6,114
      39    Silicon Storage Technology, Inc. (D)..............         175
       5    SiRF Technology Holdings, Inc. (D)................         138
     820    Skyworks Solutions, Inc. (D)......................       5,806
      13    Smith Micro Software, Inc. (D)....................         177
      23    Sonus Networks, Inc. (D)..........................         148
       6    SRA International, Inc. (D).......................         152
     150    Sybase, Inc. (D)..................................       3,705
     166    Syniverse Holdings, Inc. (D)......................       2,483
      41    Tibco Software, Inc. (D)..........................         388
     101    Transaction Systems Architects, Inc. (D)..........       3,303
     178    Travelzoo, Inc. (D)(G)............................       5,337
     135    Trident Microsystems, Inc. (D)#...................       2,462
     523    Trizetto Group, Inc. (D)..........................       9,611
      81    United Industrial Corp. ..........................       4,101
     592    United Online, Inc. ..............................       7,868
       4    Varian, Inc. (D)..................................         167
       9    Vignette Corp. (D)................................         150
     282    Vishay Intertechnology, Inc. (D)..................       3,818
       4    Vital Images, Inc. (D)............................         146
      14    Websense, Inc. (D)................................         325
      27    Wind River Systems, Inc. (D)......................         276
      29    Zoran Corp. (D)#..................................         416
                                                                ----------
                                                                   249,611
                                                                ----------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            TRANSPORTATION -- 4.3%
     179    American Commercial Lines, Inc. (D)...............  $   11,727
       4    Atlas Air Worldwide Holdings, Inc. (D)............         184
      18    ExpressJet Holdings, Inc. (D).....................         146
     135    Freighter America, Inc. ..........................       7,502
     144    General Maritime Corp. ...........................       5,055
      10    Horizon Lines, Inc. Class A.......................         283
     553    Knight Transportation, Inc. ......................       9,422
     166    Old Dominion Freight Line, Inc. (D)...............       3,986
      14    Quality Distribution, Inc. (D)....................         186
      46    Thor Industries, Inc. ............................       2,032
     209    Werner Enterprises, Inc. .........................       3,652
       6    Winnebago Industries, Inc. .......................         192
                                                                ----------
                                                                    44,367
                                                                ----------
            Total common stock
              (cost $930,491).................................  $1,019,276
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 8.5%
            REPURCHASE AGREEMENTS -- 0.3%
 $   247    Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $      247
     830    BNP Paribas Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................         830
     340    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................         340
       4    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................           4
     213    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................         213
      73    Morgan Stanley & Co., Inc. Triparty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................          73
     656    RBS Greenwich Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................         656
     829    UBS Securities LLC Repurchase Agreement,
              4.75%, 01/02/2007...............................         829
     213    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................         213
                                                                ----------
                                                                     3,405
                                                                ----------
            U.S. TREASURY BILL -- 0.0%
     200    U.S. Treasury Bill,
              4.87%, 03/15/2007 (M)(S)........................         198
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP GROWTH HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 8.2%
  83,802    BNY Institutional Cash Reserve Fund...............  $   83,802
                                                                ----------
            Total short-term investments
              (cost $87,405)..................................  $   87,405
                                                                ----------
            Total investments in securities
              (cost $1,017,896) (C)...........................  $1,106,681
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.83% of total net assets at December 31, 2006.
  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $1,020,789 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $142,219
      Unrealized depreciation........................   (56,327)
                                                       --------
      Net unrealized appreciation....................  $ 85,892
                                                       ========

  (D)Currently non-income producing.

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

  (G)Security is partially on loan at December 31, 2006.

  (M)The interest rate disclosed for these securities represents the effec-tive yield on the date of acquisition.

  (S)Security pledged as initial margin deposit for open futures contracts at December 31, 2006.

     FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                    UNREALIZED
                             NUMBER OF                             APPRECIATION
      DESCRIPTION            CONTRACTS*   POSITION   EXPIRATION   (DEPRECIATION)
      -----------            ----------   --------   ----------   --------------
      Russell 2000 Mini          6          Long     March 2007        $(3)
                                                                       ===

     * The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 99.8%
            BASIC MATERIALS -- 5.1%
   2,932    Alcoa, Inc. ......................................  $   87,995
     744    Cameco Corp. .....................................      30,075
   1,460    Companhia Vale do Rio Doce ADR (G)................      43,412
     940    Dow Chemical Co. .................................      37,532
     537    E.I. DuPont de Nemours & Co. .....................      26,152
     993    Mittal Steel Co. (G)..............................      41,876
                                                                ----------
                                                                   267,042
                                                                ----------
            CAPITAL GOODS -- 2.6%
     982    American Standard Cos., Inc. .....................      45,039
     597    Boeing Co. .......................................      53,011
     425    Deere & Co. (G)...................................      40,376
                                                                ----------
                                                                   138,426
                                                                ----------
            CONSUMER CYCLICAL -- 8.9%
   1,212    Altria Group, Inc. ...............................     104,048
   2,837    Circuit City Stores, Inc. ........................      53,848
   2,006    D.R. Horton, Inc. ................................      53,136
   1,317    eBay, Inc. (D)....................................      39,593
   1,415    Gap, Inc. ........................................      27,601
   1,228    Home Depot, Inc. .................................      49,297
   1,065    Lowe's Cos, Inc. .................................      33,181
     407    Toyota Motor Corp. (A)............................      27,266
   1,740    Wal-Mart Stores, Inc. ............................      80,353
                                                                ----------
                                                                   468,323
                                                                ----------
            CONSUMER STAPLES -- 6.2%
     399    Bunge Ltd. .......................................      28,961
     429    Clorox Co. .......................................      27,514
       6    Japan Tobacco, Inc. (A)...........................      28,068
   1,329    PepsiCo, Inc. ....................................      83,104
   1,334    Procter & Gamble Co. (G)..........................      85,730
   1,224    Tyson Foods, Inc. Class A.........................      20,128
   1,969    Unilever N.V. NY Shares...........................      53,663
                                                                ----------
                                                                   327,168
                                                                ----------
            ENERGY -- 6.2%
     310    CNOOC Ltd. ADR....................................      29,297
   1,215    EnCana Corp. .....................................      55,829
   1,130    ExxonMobil Corp. .................................      86,592
   2,651    Halliburton Co. ..................................      82,310
     905    Occidental Petroleum Corp. .......................      44,201
      66    Ultra Petroleum Corp (D)..........................       3,161
     520    XTO Energy, Inc. (G)..............................      24,476
                                                                ----------
                                                                   325,866
                                                                ----------
            FINANCE -- 22.4%
   2,815    Aegon N.V. (A)....................................      53,425
   4,575    Akbank T.A.S (A)..................................      27,452
   1,850    American International Group, Inc. ...............     132,578
   2,317    Bank of America Corp. ............................     123,679
   1,147    Bank of New York Co., Inc. .......................      45,142
     638    Capital One Financial Corp. ......................      49,011
   2,777    Citigroup, Inc. ..................................     154,706
   1,641    Countrywide Financial Corp. (G)...................      69,673
   2,055    E*Trade Financial Corp. (D).......................      46,065

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
     613    Federal Home Loan Mortgage Corp. .................  $   41,589
     532    ING Groep N.V.-Sponsored ADR (G)..................      23,507
       5    Mitsubishi UFJ Financial Group, Inc. (A)..........      56,620
     325    Muenchener Rueckversicherungs-Gesellschaft AG
              (A).............................................      55,672
     898    State Street Corp. ...............................      60,534
   1,708    UBS AG............................................     103,069
   1,976    UnitedHealth Group, Inc. .........................     106,154
   1,377    Western Union Co..................................      30,875
                                                                ----------
                                                                 1,179,751
                                                                ----------
            HEALTH CARE -- 10.2%
   1,479    Abbott Laboratories...............................      72,037
   3,709    Boston Scientific Corp. (D).......................      63,724
   2,808    Bristol-Myers Squibb Co. (G)......................      73,909
     355    Cardinal Health, Inc. (G).........................      22,873
   3,387    Elan Corp. plc ADR (D)(G).........................      49,954
   1,642    Eli Lilly & Co. (G)...............................      85,522
   1,726    Sanofi-Aventis S.A. ADR (G).......................      79,699
   2,309    Schering-Plough Corp. ............................      54,573
   1,668    Shionogi & Co., Ltd. (A)..........................      32,758
                                                                ----------
                                                                   535,049
                                                                ----------
            SERVICES -- 8.9%
   1,394    Accenture Ltd. Class A............................      51,473
     450    Fluor Corp. ......................................      36,710
     624    Monster Worldwide, Inc. (D).......................      29,117
   5,308    Sun Microsystems, Inc. (D)........................      28,769
   2,226    Time Warner, Inc. ................................      48,474
   1,616    United Parcel Service, Inc. Class B...............     121,190
   1,493    Viacom, Inc. Class B (D)(G).......................      61,270
   1,116    Walt Disney Co. ..................................      38,239
   3,671    XM Satellite Radio Holdings, Inc. Class A
              (D)(G)..........................................      53,046
                                                                ----------
                                                                   468,288
                                                                ----------
            TECHNOLOGY -- 28.3%
   1,138    Adobe Systems, Inc. (D)...........................      46,774
   3,664    AT&T, Inc. (G)....................................     130,988
   1,499    Broadcom Corp. Class A (D)........................      48,430
   4,865    Cisco Systems, Inc. (D)...........................     132,961
   2,635    Corning, Inc. (D).................................      49,307
   7,551    EMC Corp. (D).....................................      99,677
   4,016    First Data Corp. .................................     102,496
   4,115    Flextronics International Ltd. (D)................      47,240
   6,823    General Electric Co. .............................     253,880
     177    Google, Inc. (D)..................................      81,505
   2,358    Maxim Integrated Products, Inc. (G)...............      72,211
   2,290    Medtronic, Inc. ..................................     122,527
   2,713    Microsoft Corp. (G)...............................      81,022
   1,016    Motorola, Inc. ...................................      20,893
   1,027    Sharp Corp. (A)(G)................................      17,658
   4,207    Sprint Nextel Corp. ..............................      79,474
   1,523    Texas Instruments, Inc. ..........................      43,868
   2,153    Yahoo!, Inc. (D)..................................      54,998
                                                                ----------
                                                                 1,485,909
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD STOCK HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            UTILITIES -- 1.0%
   2,374    British Energy Group PLC (D)(A)...................  $   25,163
     195    E.On AG (A).......................................      26,281
                                                                ----------
                                                                    51,444
                                                                ----------
            Total common stock
              (cost $4,839,704)...............................  $5,247,266
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 0.5%
            REPURCHASE AGREEMENTS -- 0.2%
 $ 2,020    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $    2,020
   2,785    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................       2,785
      30    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................          30
   1,743    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................       1,743
     595    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................         595
   1,744    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................       1,744
                                                                ----------
                                                                     8,917
                                                                ----------
                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 0.3%
  17,647    Navigator Prime Portfolio.........................  $   17,647
                                                                ----------
            Total short-term investments
              (cost $26,564)..................................  $   26,564
                                                                ----------
            Total investments in securities
              (cost $4,866,268) (C)...........................  $5,273,830
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 16.43% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $350,363, which represents 6.66% of total net assets.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $4,908,556 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $ 509,490
      Unrealized depreciation.......................   (144,216)
                                                      ---------
      Net unrealized appreciation...................  $ 365,274
                                                      =========

  (D)Currently non-income producing.

  (G)Security is partially on loan at December 31, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
MUNICIPAL BONDS -- 0.2%
            GENERAL OBLIGATIONS -- 0.2%
$   7,325   Oregon School Boards Association, Taxable Pension,
              4.76%, 06/30/2028...............................  $    6,651
                                                                ----------
            HOUSING (HFA'S, ETC.) -- 0.0%
      275   Industry Urban DA,
              6.10%, 05/01/2024...............................         282
                                                                ----------
            Total municipal bonds
              (cost $7,606)...................................  $    6,933
                                                                ----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 17.6%
            FINANCE -- 17.3%
    9,450   ACT Depositor Corp.,
              5.47%, 09/22/2041 (I)(L)........................  $    9,114
    8,763   AmeriCredit Automobile Receivables Trust,
              5.20%, 03/06/2011...............................       8,750
  256,064   Banc of America Commercial Mortgage, Inc.,
              4.08%, 12/10/2042 (P)#..........................       4,946
    2,695   Banc of America Commercial Mortgage, Inc.,
              4.43%, 11/10/2039...............................       2,603
  101,748   Banc of America Commercial Mortgage, Inc.,
              4.52%, 09/11/2036 (I)(P)........................       3,457
   20,180   Banc of America Commercial Mortgage, Inc.,
              5.31%, 10/10/2045...............................      20,226
   15,160   Banc of America Commercial Mortgage, Inc.,
              5.32%, 09/10/2047...............................      15,200
   15,300   Banc of America Commercial Mortgage, Inc.,
              5.52%, 07/10/2046 (L)...........................      15,467
   19,220   Banc of America Commercial Mortgage, Inc.,
              6.01%, 07/10/2044 (L)...........................      20,000
    5,880   Banc of America Securities Auto Trust,
              4.49%, 02/18/2013...............................       5,793
    4,200   Bank One Issuance Trust,
              4.77%, 02/16/2016...............................       4,038
    1,243   Bear Stearns Commercial Mortgage Securities, Inc.,
              2.96%, 08/13/2039...............................       1,212
   75,139   Bear Stearns Commercial Mortgage Securities, Inc.,
              4.07%, 07/11/2042 (P)#..........................       2,493
   58,968   Bear Stearns Commercial Mortgage Securities, Inc.,
              4.12%, 11/11/2041 (P)#..........................       1,663
  132,676   Bear Stearns Commercial Mortgage Securities, Inc.,
              5.50%, 02/11/2041 (I)(P)........................       2,222

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
$  15,790   Bear Stearns Commercial Mortgage Securities, Inc.,
              5.58%, 09/11/2041...............................  $   16,026
    2,950   Capital Auto Receivables Asset Trust,
              5.77%, 05/20/2010 (I)...........................       2,957
    3,850   Capital Auto Receivables Asset Trust,
              6.15%, 04/20/2011 (I)...........................       3,858
    5,860   Capital One Auto Finance Trust,
              4.32%, 05/15/2010#..............................       5,799
   66,452   CBA Commercial Small Balance Commercial Mortgage,
              7.00%, 07/25/2035 (I)(P)#.......................       3,260
   49,297   CBA Commercial Small Balance Commercial Mortgage,
              7.00%, 06/25/2038 (I)(P)........................       3,240
   12,560   Citibank Credit Card Issuance Trust,
              5.70%, 05/15/2013...............................      12,637
    8,050   Citigroup Commercial Mortgage Trust,
              5.25%, 04/15/2040...............................       8,048
   19,950   Citigroup Commercial Mortgage Trust,
              5.43%, 10/15/2049...............................      20,046
   18,500   Citigroup Commercial Mortgage Trust,
              5.91%, 03/15/2049 (L)...........................      19,076
    3,350   Connecticut RRB Special Purpose Trust CL&P,
              6.21%, 12/30/2011...............................       3,454
      631   Conseco Finance Securitizations Corp.,
              5.79%, 05/01/2033...............................         631
    1,753   Countrywide Asset-Backed Certificates,
              5.46%, 07/25/2035...............................       1,735
    7,816   Credit Suisse Mortgage Capital Certificates,
              6.02%, 06/15/2038 (L)...........................       8,120
    1,934   CS First Boston Mortgage Securities Corp.,
              2.08%, 05/15/2038...............................       1,885
  240,946   CS First Boston Mortgage Securities Corp.,
              4.39%, 07/15/2037 (I)(P)........................       6,350
    1,835   CS First Boston Mortgage Securities Corp.,
              4.51%, 07/15/2037...............................       1,794
   15,300   CS First Boston Mortgage Securities Corp.,
              4.69%, 04/15/2037#..............................      14,917
   12,470   DB Master Finance LLC,
              5.78%, 06/20/2031 (I)...........................      12,625
    4,940   Ford Credit Auto Owner Trust,
              5.30%, 06/15/2012...............................       4,940
  344,101   GE Business Loan Trust,
              6.14%, 05/15/2034 (I)(P)........................       3,782
    9,745   GE Business Loan Trust,
              6.35%, 05/15/2034 (I)(L)........................       9,745
   67,318   GMAC Commercial Mortgage Securities, Inc.,
              4.10%, 12/10/2041 (P)...........................       1,513
   11,660   GMAC Commercial Mortgage Securities, Inc.,
              5.24%, 11/10/2045 (L)...........................      11,577
   12,580   GMAC Mortgage Corp. Loan Trust,
              5.75%, 10/25/2036...............................      12,576

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
            FINANCE -- (CONTINUED)
$ 172,686   Goldman Sachs Mortgage Securities Corp. II,
              4.38%, 08/10/2038 (I)(P)........................  $    1,795
    1,718   Green Tree Financial Corp.,
              7.24%, 06/15/2028...............................       1,798
   19,075   Greenwich Capital Commercial Funding Corp.,
              5.12%, 04/10/2037 (L)...........................      19,007
    9,725   Greenwich Capital Commercial Funding Corp.,
              6.11%, 07/10/2038 (L)...........................      10,179
    2,519   Home Equity Asset Trust,
              4.75%, 06/27/2035 (I)...........................       2,453
   11,405   Hyundai Auto Receivables Trust,
              5.19%, 05/15/2013...............................      11,404
    3,180   Hyundai Auto Receivables Trust,
              5.29%, 11/15/2012...............................       3,182
   95,977   JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              3.68%, 01/15/2038 (I)(P)........................       2,837
  281,619   JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              4.07%, 01/15/2042 (P)...........................       4,510
  677,917   JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              4.82%, 08/12/2037 (P)...........................       2,725
   10,420   JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              4.87%, 03/15/2046...............................      10,228
  475,922   JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              5.42%, 05/12/2045 (P)...........................      12,152
    4,140   JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              5.44%, 12/12/2044...............................       4,167
   14,725   JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              5.44%, 05/15/2045 (L)...........................      14,773
   20,090   JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              5.54%, 12/12/2043 (L)...........................      20,183
    5,738   LB-UBS Commercial Mortgage Trust,
              2.72%, 03/15/2027...............................       5,610
   18,200   LB-UBS Commercial Mortgage Trust,
              5.22%, 02/15/2031 (L)...........................      18,010
   14,725   LB-UBS Commercial Mortgage Trust,
              5.41%, 09/15/2039 (L)...........................      14,760
    4,750   LB-UBS Commercial Mortgage Trust,
              5.45%, 11/15/2038 (L)...........................       4,746
   11,890   LB-UBS Commercial Mortgage Trust,
              5.48%, 11/15/2038 (L)...........................      11,898
    6,553   Lehman Brothers Small Balance Commercial,
              5.52%, 09/25/2030...............................       6,531

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
$   5,180   Lehman Brothers Small Balance Commercial,
              5.62%, 09/25/2036 (I)...........................  $    5,204
   13,390   Marlin Leasing Receivables LLC,
              5.33%, 09/16/2013...............................      13,402
    8,110   MBNA Credit Card Master Note Trust,
              4.10%, 10/15/2012...............................       7,882
    5,250   MBNA Credit Card Master Note Trust,
              4.30%, 02/15/2011...............................       5,181
   13,950   MBNA Credit Card Master Note Trust,
              4.50%, 01/15/2013 (G)...........................      13,712
   66,175   Merrill Lynch Mortgage Trust,
              3.96%, 09/12/2041 (I)(P)........................       2,067
    1,834   Merrill Lynch Mortgage Trust,
              4.56%, 06/12/2043...............................       1,795
  247,621   Merrill Lynch Mortgage Trust,
              4.57%, 06/12/2043 (P)...........................       6,574
   14,725   Merrill Lynch/Countrywide Commercial Mortgage
              Trust,
              5.46%, 07/12/2046 (L)...........................      14,775
    9,920   Merrill Lynch/Countrywide Commercial Mortgage
              Trust,
              6.10%, 06/12/2046 (L)...........................      10,367
    2,280   Morgan Stanley Auto Loan Trust,
              5.00%, 03/15/2012 (I)...........................       2,274
    2,751   Morgan Stanley Capital I,
              7.49%, 04/30/2039 (I)(L)........................       2,752
   73,119   Morgan Stanley Dean Witter Capital I,
              0.0001%, 08/25/2032 (D)(H)(A)...................          --
   31,501   Morgan Stanley Dean Witter Capital I,
              8.05%, 08/25/2032 (H)(P)........................         274
    7,100   Navistar Financial Corp. Owner Trust,
              3.53%, 10/15/2012...............................       6,895
    3,775   Popular ABS Mortgage Pass-Through Trust,
              4.75%, 12/25/2034...............................       3,629
    3,180   Popular ABS Mortgage Pass-Through Trust,
              5.42%, 04/25/2035...............................       3,121
    6,625   Providian Gateway Master Trust,
              3.35%, 09/15/2011 (I)...........................       6,530
    7,360   Providian Gateway Master Trust,
              5.90%, 03/15/2015 (L)...........................       7,360
    4,670   Renaissance Home Equity Loan Trust,
              5.36%, 05/25/2035...............................       4,594
    6,480   Renaissance Home Equity Loan Trust,
              5.75%, 05/25/2036 (L)...........................       6,549
    3,250   Residential Asset Mortgage Products, Inc.,
              4.98%, 08/25/2034...............................       3,202
    9,700   Wachovia Auto Loan Owner Trust,
              5.15%, 07/20/2012 (I)...........................       9,690
    9,970   Wachovia Auto Loan Owner Trust,
              5.29%, 06/20/2012 (I)...........................      10,003
   59,751   Wachovia Bank Commercial Mortgage Trust,
              3.65%, 02/15/2041 (I)(P)........................       1,691

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
            FINANCE -- (CONTINUED)
$ 247,163   Wachovia Bank Commercial Mortgage Trust,
              4.48%, 05/15/2044 (I)(P)........................  $    6,357
    1,835   Wachovia Bank Commercial Mortgage Trust,
              4.52%, 05/15/2044...............................       1,793
    8,050   Wachovia Bank Commercial Mortgage Trust,
              4.72%, 01/15/2041...............................       7,897
   15,000   Wachovia Bank Commercial Mortgage Trust,
              5.42%, 01/15/2045 (L)...........................      15,069
   19,430   Wachovia Bank Commercial Mortgage Trust,
              5.77%, 07/15/2045 (L)...........................      19,999
   14,725   Wachovia Bank Commercial Mortgage Trust,
              5.96%, 05/15/2043 (L)...........................      15,221
                                                                ----------
                                                                   706,582
                                                                ----------
            TRANSPORTATION -- 0.3%
    4,915   Continental Airlines, Inc.,
              6.70%, 06/15/2021 #.............................       5,063
    4,750   Continental Airlines, Inc.,
              8.05%, 11/01/2020 #.............................       5,284
                                                                ----------
                                                                    10,347
                                                                ----------
            Total asset & commercial
              mortgage backed securities
              (cost $719,434).................................  $  716,929
                                                                ----------
CORPORATE BONDS: INVESTMENT GRADE -- 23.6%
            BASIC MATERIALS -- 1.0%
    2,425   Fortune Brands, Inc.,
              5.13%, 01/15/2011 (G)...........................  $    2,380
    7,995   Teck Cominco Ltd.,
              5.38%, 10/01/2015 #.............................       7,744
    6,180   Teck Cominco Ltd.,
              6.13%, 10/01/2035 #.............................       5,938
    5,855   Vale Overseas Limited,
              6.88%, 11/21/2036...............................       6,005
    4,975   Westvaco Corp.,
              7.95%, 02/15/2031 #.............................       5,447
   11,394   Xstrata Finance Canada,
              5.80%, 11/15/2016 (I)...........................      11,361
                                                                ----------
                                                                    38,875
                                                                ----------
            CAPITAL GOODS -- 0.3%
    9,771   Xerox Corp.,
              6.75%, 02/01/2017 #.............................      10,211
                                                                ----------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            CONSUMER CYCLICAL -- 1.0%
$  11,371   D.R. Horton Inc.,
              6.50%, 04/15/2016 (G)...........................  $   11,440
    5,890   Energy Transfer Partners L.P.,
              6.13%, 02/15/2017...............................       5,972
    4,150   Foster's Finance Corp.,
              4.88%, 10/01/2014 (I)#..........................       3,891
   19,060   Home Depot, Inc.,
              5.25%, 12/16/2013...............................      18,918
                                                                ----------
                                                                    40,221
                                                                ----------
            CONSUMER STAPLES -- 0.5%
   11,414   Diageo Finance B.V.,
              5.50%, 04/01/2013 (G)...........................      11,392
    9,025   SABMiller plc,
              6.20%, 07/01/2011 (I)#..........................       9,237
                                                                ----------
                                                                    20,629
                                                                ----------
            ENERGY -- 2.1%
    9,085   Amerada Hess Corp.,
              7.13%, 03/15/2033 #.............................       9,940
   10,515   Anadarko Petroleum Corp.,
              5.95%, 09/15/2016...............................      10,537
    4,000   Consumers Energy Co.,
              5.15%, 02/15/2017 #.............................       3,801
    5,190   Consumers Energy Co.,
              5.38%, 04/15/2013 #.............................       5,140
    6,935   Enterprise Products Operating L.P.,
              4.63%, 10/15/2009 #.............................       6,790
    5,935   Gazprom Capital SA,
              6.21%, 11/22/2016 (I)...........................       5,977
      220   Husky Oil Co.,
              8.90%, 08/15/2028 #.............................         230
    5,795   Nexen, Inc.,
              7.88%, 03/15/2032 #.............................       6,894
    7,960   Petro-Canada,
              5.95%, 05/15/2035 #.............................       7,548
    2,725   Ras Laffan Liquefied Natural Gas Co., Ltd.,
              3.44%, 09/15/2009 (I)#..........................       2,655
   16,410   Ras Laffan Liquefied Natural Gas Co., Ltd.,
              5.30%, 09/30/2020 (I)#..........................      15,722
    3,435   Smepra Energy,
              6.00%, 02/01/2013 #.............................       3,503
    7,195   TNK-BP Finance S.A.,
              7.50%, 07/18/2016 (I)#..........................       7,654
                                                                ----------
                                                                    86,391
                                                                ----------
            FINANCE -- 11.7%
    5,983   ABX Financing Co.,
              6.35%, 10/15/2036 (I)#..........................       5,954
    6,930   Aegon Funding Corp.,
              5.75%, 12/15/2020 #.............................       7,004
    7,300   AES El Salvador Trust,
              6.75%, 02/01/2016 (I)#..........................       7,261
   13,161   Aetna, Inc.,
              5.75%, 06/15/2011 (G)...........................      13,361

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            FINANCE -- (CONTINUED)
$   8,785   Aetna, Inc.,
              6.63%, 06/15/2036 #.............................  $    9,394
   28,464   American Express Credit Corp.,
              6.80%, 09/01/2066 (G)...........................      30,352
       75   Americo Life, Inc.,
              7.88%, 05/01/2013 (I)#..........................          75
   18,030   Amvescap plc,
              4.50%, 12/15/2009 #.............................      17,577
    3,544   Amvescap plc,
              5.38%, 02/27/2013 #.............................       3,507
    5,370   Army Hawaii Family Housing Trust Certificates,
              5.52%, 06/15/2050 (I)#..........................       5,247
   18,341   AXA S.A.,
              6.46%, 12/14/2049 (I)(L)........................      18,109
    9,550   BAC Capital Trust XI,
              6.63%, 05/23/2036 #.............................      10,306
    9,535   BAE Systems Holdings, Inc.,
              5.20%, 08/15/2015 (I)#..........................       9,082
      200   Bank of New York Institutional Capital Trust,
              7.78%, 12/01/2026 (I)#..........................         208
      250   Centura Capital Trust I,
              8.85%, 06/01/2027 (H)#..........................         264
    6,300   Credit Suisse First Boston USA, Inc.,
              6.50%, 01/15/2012 #.............................       6,621
   15,675   Duke Reality L.P.,
              5.95%, 02/15/2017...............................      15,902
    7,300   ERAC USA Finance Co.,
              5.60%, 05/01/2015 (I)#..........................       7,246
    8,170   ERP Operating L.P.,
              6.58%, 04/13/2015 #.............................       8,719
   16,049   Genworth Financial, Inc.,
              6.15%, 11/15/2066...............................      16,026
   17,925   Goldman Sachs Group, Inc.,
              5.95%, 01/15/2027...............................      17,712
    9,530   HSBC Holding plc,
              6.50%, 05/02/2036 #.............................      10,252
   11,875   iStar Financial, Inc.,
              5.95%, 10/15/2013 (I)...........................      11,935
   16,135   JP Morgan Chase Capital XX,
              6.55%, 09/29/2036 #.............................      16,661
    3,785   Kazkommerts International B.V.,
              8.00%, 11/03/2015 (I)(G)........................       3,936
    8,597   Lehman Brothers Holdings, Inc.,
              5.50%, 04/04/2016 (G)...........................       8,596
    9,160   Liberty Mutual Group,
              7.50%, 08/15/2036 #.............................      10,022
   12,600   Merrill Lynch & Co., Inc.,
              6.05%, 05/16/2016 (G)...........................      13,042
    6,575   Merrill Lynch & Co., Inc.,
              6.22%, 09/15/2026...............................       6,775
   28,674   Metlife, Inc.,
              6.40%, 12/15/2036...............................      28,806

PRINCIPAL                                                          Market
AMOUNT (B)                                                       Value (W)
----------                                                       ----------
             FINANCE -- (CONTINUED)
$  10,500    MUFG Capital Finance I Ltd.,
               6.35%, 07/25/2049 (L)#..........................  $   10,656
    3,900    North Street Referenced Linked Notes,
               6.43%, 07/30/2010 (I)(L)........................       3,354
    8,700    PNC Preferred Funding Trust,
               6.52%, 12/29/2049 (I)(G)........................       8,851
    6,988    Principal Financial Group,
               6.05%, 10/15/2036...............................       7,153
      200    Prudential Holdings LLC,
               7.25%, 12/18/2023 (I)#..........................         231
       96    Regional Diversified Funding,
               9.25%, 03/15/2030 (I)#..........................         110
   10,700    Simon Property Group, Inc.,
               7.88%, 03/15/2016 (I)#..........................      12,438
   16,392    SMFG Preferred Capital,
               6.08%, 12/01/2049 (I)(L)........................      16,217
    6,800    St. Paul Travelers Cos., Inc.,
               8.13%, 04/15/2010 #.............................       7,376
   15,422    Standard Chartered plc,
               6.41%, 01/30/2049 (I)(L)........................      15,300
   16,713    Suntrust Capital VIII,
               6.10%, 12/01/2066...............................      16,257
    3,740    Suntrust Preferred Capital,
               5.85%, 12/29/2049 (L)...........................       3,769
    2,882    Travelers Property Casualty Corp.,
               5.00%, 03/15/2013 #.............................       2,813
    6,260    TuranAlem Finance B.V.,
               8.50%, 02/10/2015...............................       6,442
   13,200    US Bank Realty Corp.,
               6.09%, 12/22/2049 (I)(L)........................      13,707
    6,930    Wachovia Bank Commercial Mortgage Trust,
               5.42%, 01/15/2045...............................       6,965
    5,862    WellPoint, Inc.,
               5.85%, 01/15/2036 (G)...........................       5,695
    4,700    WellPoint, Inc.,
               6.80%, 08/01/2012 #.............................       4,985
    7,913    Wells Fargo Capital X,
               5.95%, 12/15/2036...............................       7,755
    9,076    Westfield Group,
               5.70%, 10/01/2016 (I)...........................       9,110
                                                                 ----------
                                                                    479,136
                                                                 ----------
             FOREIGN GOVERNMENTS -- 0.2%
 CAD  200    Canadian Government,
               7.25%, 06/01/2007...............................         174
 CAD  200    Canadian Government,
               9.00%, 03/01/2011...............................         204
    3,370    El Salvador (Republic of),
               8.25%, 04/10/2032 (I)#..........................       4,052
 AUD  300    Italy,
               5.88%, 08/14/2008...............................         234
    3,614    United Mexican States,
               5.63%, 01/15/2017 #.............................       3,618
                                                                 ----------
                                                                      8,282
                                                                 ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            HEALTH CARE -- 0.8%
$   4,120   Baxter International, Inc.,
              5.90%, 09/01/2016 #.............................  $    4,232
    9,475   Cardinal Health, Inc.,
              5.85%, 12/15/2017 #.............................       9,422
    8,124   CVS Lease Pass Through,
              6.04%, 12/10/2028 (I)...........................       8,090
   12,365   Teva Pharmaceuticals Finance LLC,
              6.15%, 02/01/2036...............................      12,014
                                                                ----------
                                                                    33,758
                                                                ----------
            SERVICES -- 2.0%
      100   Comcast Corp.,
              10.63%, 07/15/2012..............................         121
   10,240   Cox Communications, Inc.,
              5.45%, 12/15/2014 (G)...........................       9,976
    7,758   Cox Communications, Inc.,
              5.88%, 12/01/2016 (I)...........................       7,703
    4,970   Cox Communications, Inc.,
              6.45%, 12/01/2036 (I)(G)........................       4,892
    2,350   Electronic Data Systems Corp.,
              3.88%, 07/15/2023 #.............................       2,494
    3,800   FedEx Corp.,
              3.50%, 04/01/2009 #.............................       3,650
    9,625   Marriott International, Inc.,
              6.20%, 06/15/2016 #.............................       9,707
    4,709   Mashantucket Western Pequot Revenue Bond,
              5.91%, 09/01/2021 (I)#..........................       4,503
   15,075   Time Warner Entertainment Co. L.P.,
              8.38%, 07/15/2033 (G)...........................      18,219
    5,120   Time Warner, Inc.,
              6.50%, 11/15/2036...............................       5,096
   15,640   Viacom, Inc.,
              6.88%, 04/30/2036...............................      15,463
                                                                ----------
                                                                    81,824
                                                                ----------
            TECHNOLOGY -- 2.0%
    7,672   AT&T Corp.,
              8.00%, 11/15/2031 #.............................       9,518
   12,600   Cingular Wireless Services, Inc.,
              8.75%, 03/01/2031 #.............................      16,375
      500   Comcast Cable Communications, Inc.,
              8.50%, 05/01/2027 #.............................         614
      165   GTE Corp.,
              8.75%, 11/01/2021 (G)...........................         201
   10,222   Siemens Finance,
              6.13%, 08/17/2026 (I)...........................      10,445
   11,130   Sprint Capital Corp.,
              8.75%, 03/15/2032...............................      13,396
    4,025   TCI Communications, Inc.,
              8.75%, 08/01/2015 #.............................       4,761
    7,975   Tele-Communications, Inc.,
              7.88%, 08/01/2013 #.............................       8,868
   14,925   Telefonica Emisiones SAU,
              6.42%, 06/20/2016 #.............................      15,397

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            TECHNOLOGY -- (CONTINUED)
$   1,500   Verizon Maryland, Inc.,
              8.30%, 08/01/2031 #.............................  $    1,758
      125   Verizon Virginia, Inc.,
              4.63%, 03/15/2013 (G)...........................         117
                                                                ----------
                                                                    81,450
                                                                ----------
            TRANSPORTATION -- 0.5%
    5,696   American Airlines, Inc.,
              7.86%, 10/01/2011 #.............................       6,223
   10,875   CSX Corp.,
              6.75%, 03/15/2011 #.............................      11,419
      325   Roadway Corp.,
              8.25%, 12/01/2008 #.............................         336
    4,025   Royal Caribbean Cruises Ltd.,
              7.50%, 10/15/2027 (G)...........................       3,944
                                                                ----------
                                                                    21,922
                                                                ----------
            UTILITIES -- 1.5%
    6,550   Carolina Power & Light Co.,
              5.25%, 12/15/2015 #.............................       6,441
    7,475   Centerpoint Energy, Inc.,
              6.85%, 06/01/2015 (G)...........................       7,910
    3,875   Detroit Edison Co.,
              6.13%, 10/01/2010 #.............................       3,961
    9,251   Kinder Morgan Finance Co.,
              5.70%, 01/05/2016 #.............................       8,488
    5,735   Northern States Power Co.,
              6.25%, 06/01/2036 #.............................       6,109
   10,938   Oneok Partners L.P.,
              6.65%, 10/01/2036...............................      11,188
    6,130   Peco Energy Corp.,
              5.95%, 10/01/2036...............................       6,228
    3,190   Puget Sound Energy, Inc.,
              7.96%, 02/22/2010 #.............................       3,416
    4,150   Texas-New Mexico Power Co.,
              6.13%, 06/01/2008 #.............................       4,162
    1,400   Westar Energy, Inc.,
              5.15%, 01/01/2017 #.............................       1,330
                                                                ----------
                                                                    59,233
                                                                ----------
            Total corporate bonds: investment grade
              (cost $956,513).................................  $  961,932
                                                                ----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 10.4%
            BASIC MATERIALS -- 1.5%
    8,590   Boise Cascade LLC,
              7.13%, 10/15/2014 #.............................  $    8,311
    9,503   Equistar Chemicals L.P.,
              8.75%, 02/15/2009 (G)...........................       9,954
    3,770   Evraz Group S.A.,
              8.25%, 11/10/2015 (I)...........................       3,878
    3,865   Goodyear Tire & Rubber Co.,
              9.14%, 12/01/2009 (I)(L)(G).....................       3,879
    8,275   Goodyear Tire & Rubber Co.,
              11.25%, 03/01/2011 #............................       9,144
   12,100   Potlatch Corp.,
              13.00%, 12/01/2009 (L)#.........................      13,952

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            BASIC MATERIALS -- (CONTINUED)
$   4,856   Vedanta Resources plc,
              6.63%, 02/22/2010 (I)#..........................  $    4,795
    5,765   Verso Paper Holdings LLC,
              11.38%, 08/01/2016 (I)#.........................       6,053
                                                                ----------
                                                                    59,966
                                                                ----------
            CAPITAL GOODS -- 0.6%
    8,650   Bombardier, Inc.,
              6.30%, 05/01/2014 (I)...........................       8,131
    7,870   Case Corp.,
              7.25%, 01/15/2016...............................       7,968
    6,102   L-3 Communications Corp.,
              3.00%, 08/01/2035 (G)...........................       6,407
                                                                ----------
                                                                    22,506
                                                                ----------
            CONSUMER CYCLICAL -- 1.7%
    9,650   ArvinMeritor, Inc.,
              8.75%, 03/01/2012 (G)...........................       9,915
   10,345   General Motors Corp.,
              6.38%, 05/01/2008 (G)...........................      10,293
    5,765   K. Hovnanian Enterprises,
              6.00%, 01/15/2010 #.............................       5,520
   10,110   Mosaic Co.,
              7.38%, 12/01/2014 (I)(G)........................      10,375
    4,891   Neiman Marcus Group, Inc.,
              10.38%, 10/15/2015 (G)..........................       5,441
    6,985   Supervalu, Inc.,
              7.50%, 11/15/2014...............................       7,283
   11,500   Technical Olympic USA, Inc.,
              8.25%, 04/01/2011 (I)(G)........................      11,213
    9,695   Tenneco, Inc.,
              8.63%, 11/15/2014 (G)...........................       9,889
                                                                ----------
                                                                    69,929
                                                                ----------
            CONSUMER STAPLES -- 0.2%
    4,585   Dole Food Co., Inc.,
              8.63%, 05/01/2009 #.............................       4,556
    4,235   OJSC Myronivsky Hliboproduct,
              10.25%, 11/30/2011 (I)(G).......................       4,325
                                                                ----------
                                                                     8,881
                                                                ----------
            ENERGY -- 0.1%
    3,876   Chesapeake Energy Corp.,
              2.75%, 11/15/2035...............................       3,920
                                                                ----------
            FINANCE -- 1.6%
    4,395   American Real Estate Partners L.P.,
              7.13%, 02/15/2013 #.............................       4,417
    8,070   Avis Budget Car Rental,
              7.87%, 05/15/2014 (I)(L)........................       7,788
    2,680   Drummond Co., Inc.,
              7.38%, 02/15/2016 (I)(G)........................       2,626
   12,040   Ford Motor Credit Co.,
              7.38%, 02/01/2011 (G)...........................      11,919

PRINCIPAL                                                          Market
AMOUNT (B)                                                       Value (W)
----------                                                       ----------
             FINANCE -- (CONTINUED)
$  12,715    Ford Motor Credit Co.,
               9.82%, 04/15/2012 (L)#..........................  $   13,475
   23,935    General Motors Acceptance Corp.,
               6.88%, 09/15/2011 #.............................      24,550
                                                                 ----------
                                                                     64,775
                                                                 ----------
             FOREIGN GOVERNMENTS -- 0.3%
    4,235    Argentina (Republic of),
               7.00%, 09/12/2013...............................       4,069
BRL 8,820    Brazil (Republic of),
               12.50%, 01/05/2022..............................       4,717
    3,970    Turkey (Republic of),
               7.00%, 09/26/2016...............................       4,035
                                                                 ----------
                                                                     12,821
                                                                 ----------
             HEALTH CARE -- 0.5%
    2,825    Biovail Corp.,
               7.88%, 04/01/2010...............................       2,885
   10,210    HCA , Inc.,
               7.88%, 02/01/2011...............................      10,236
    5,565    HCA, Inc.,
               9.25%, 11/15/2016 (I)...........................       5,962
                                                                 ----------
                                                                     19,083
                                                                 ----------
             SERVICES -- 0.9%
    2,220    CSC Holdings, Inc.,
               8.13%, 08/15/2009...............................       2,300
   18,300    Dex Media West LLC,
               9.88%, 08/15/2013 #.............................      19,947
    7,910    Echostar DBS Corp.,
               6.38%, 10/01/2011...............................       7,861
    8,170    SunGard Data Systems, Inc.,
               9.13%, 08/15/2013...............................       8,579
                                                                 ----------
                                                                     38,687
                                                                 ----------
             TECHNOLOGY -- 2.8%
    6,480    Advanced Micro Devices, Inc.,
               7.75%, 11/01/2012 #.............................       6,723
    9,170    Citizens Communications Co.,
               9.00%, 08/15/2031 #.............................       9,949
    6,835    CSC Holdings, Inc.,
               8.13%, 07/15/2009...............................       7,083
    5,325    Dobson Cellular Systems,
               8.38%, 11/01/2011 (I)#..........................       5,611
    8,325    Freescale Semiconductor, Inc.,
               10.13%, 12/15/2016 (I)(G).......................       8,335
    8,670    Intelsat Bermuda Ltd.,
               9.25%, 06/15/2016 (I)#..........................       9,320
    4,335    Level 3 Financing, Inc.,
               9.25%, 11/01/2014 (I)...........................       4,422
    9,695    Nortel Networks Ltd.,
               9.62%, 07/15/2011 (I)(L)#.......................      10,216
    5,150    NXP B.V.,
               8.12%, 10/15/2013 (I)(L)........................       5,227
   10,305    Panamsat Corp.,
               9.00%, 06/15/2016 (I)#..........................      10,910

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
$   9,440   Qwest Communications International, Inc.,
              7.50%, 02/15/2014 #.............................  $    9,723
    2,980   Qwest Corp.,
              7.88%, 09/01/2011 #.............................       3,174
    7,450   Seagate Technology Holdings,
              6.80%, 10/01/2016...............................       7,487
    3,815   Vimpel Communications,
              8.25%, 05/23/2016 (I)...........................       4,006
    9,220   Windstream Corp.,
              8.63%, 08/01/2016 (I)#..........................      10,096
                                                                ----------
                                                                   112,282
                                                                ----------
            UTILITIES -- 0.2%
    9,645   NRG Energy, Inc.,
              7.38%, 02/01/2016 #.............................       9,693
                                                                ----------
            Total corporate bonds: non-investment grade
              (cost $410,740).................................  $  422,543
                                                                ----------
U.S. GOVERNMENT SECURITIES -- 5.6%
            OTHER DIRECT FEDERAL OBLIGATIONS -- 0.3%
    2,350   Federal Home Loan Bank,
              6.05%, 02/20/2007 (L)...........................  $    2,345
   46,200   Tennessee Valley Authority,
              4.75%, 11/01/2025 (N)...........................      11,891
                                                                ----------
                                                                    14,236
                                                                ----------
            U.S. TREASURY SECURITIES -- 5.3%
  104,841   4.50% 2011 -- 2036 (G)............................     103,559
   53,477   4.625% 2016 (G)...................................      53,126
    5,935   4.875% 2009 (G)...................................       5,953
   53,060   5.00% 2008 (G)....................................      53,147
                                                                ----------
                                                                   215,785
                                                                ----------
            Total U.S. government securities
              (cost $232,195).................................  $  230,021
                                                                ----------
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE -- 5.2%
            BASIC MATERIALS -- 0.6%
    6,085   Compass Minerals Group, Inc.,
              6.88%, 12/22/2012 #.............................  $    6,088
   12,238   Georgia-Pacific Corp.,
              7.35%, 02/14/2013 #.............................      12,290
    7,082   Huntsman International, Inc.,
              7.10%, 08/16/2012 #.............................       7,084
                                                                ----------
                                                                    25,462
                                                                ----------
            CONSUMER CYCLICAL -- 0.7%
   19,965   Ford Motor Co.,
              8.36%, 12/12/2013 (Q)#..........................      19,999
    3,282   Invista B.V.,
              6.88%, 04/30/2010 #.............................       3,276

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            CONSUMER CYCLICAL -- (CONTINUED)
$   4,923   Supervalu, Inc.,
              7.10%, 05/30/2013 #.............................  $    4,933
    2,167   William Carter Co.,
              6.87%, 07/14/2012 #.............................       2,163
                                                                ----------
                                                                    30,371
                                                                ----------
            FINANCE -- 0.9%
   11,607   Ameritrade Holding Corp.,
              6.85%, 12/31/2011 #.............................      11,599
   11,871   General Growth Properties,
              6.60%, 02/24/2010...............................      11,802
   11,413   Nasdaq Stock Market, Inc.,
              7.10%, 05/22/2012 #.............................      11,408
                                                                ----------
                                                                    34,809
                                                                ----------
            HEALTH CARE -- 0.7%
    7,281   Community Health Systems,
              7.07%, 08/19/2011 #.............................       7,273
    2,300   DJ Orthopedics LLC,
              6.88%, 04/07/2013 (Q)#..........................       2,294
   11,878   Fresenius Medical Care AG,
              6.74%, 03/23/2012 #.............................      11,797
    8,742   Lifepoint Hospitals, Inc.,
              6.98%, 04/15/2012 #.............................       8,709
                                                                ----------
                                                                    30,073
                                                                ----------
            SERVICES -- 1.4%
    4,567   Allied Waste,
              7.08%, 01/15/2012 #.............................       4,576
   10,298   Allied Waste,
              7.16%, 01/15/2012 #.............................      10,315
    3,189   Gray Television, Inc.,
              6.87%, 11/22/2012 #.............................       3,181
    2,473   Gray Television, Inc.,
              6.88%, 05/22/2013 #.............................       2,469
   13,573   MGM Mirage, Inc.,
              6.53%, 10/03/2011 #.............................      13,360
   12,720   Regal Cinemas, Inc.,
              7.12%, 11/10/2010 #.............................      12,684
    4,319   UPC Financing Partnership,
              7.64%, 03/31/2013 #.............................       4,323
    4,319   UPC Financing Partnership,
              7.64%, 12/31/2013 #.............................       4,322
                                                                ----------
                                                                    55,230
                                                                ----------
            TECHNOLOGY -- 0.7%
    3,282   Cincinnati Bell, Inc.,
              6.93%, 08/31/2012 #.............................       3,275
    9,872   Idearc, Inc.,
              7.35%, 11/17/2014 #.............................       9,923
    3,496   Mediacom Broadband,
              7.17%, 01/31/2015 #.............................       3,477

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
$  10,237   Mediacom Broadband,
              7.37%, 01/31/2015...............................  $   10,173
    2,057   Mediacom LLC,
              7.17%, 01/31/2015 #.............................       2,051
                                                                ----------
                                                                    28,899
                                                                ----------
            UTILITIES -- 0.2%
    4,496   Mirant North America LLC,
              7.10%, 01/03/2013 #.............................       4,486
    2,912   NRG Energy, Inc.,
              7.36%, 01/27/2013 #.............................       2,928
    1,621   Pike Electric, Inc.,
              6.88%, 07/01/2012 #.............................       1,618
                                                                ----------
                                                                     9,032
                                                                ----------
            Total senior floating rate interests:
              non-investment grade
              (cost $214,000).................................  $  213,876
                                                                ----------
U.S. GOVERNMENT AGENCIES -- 31.8%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 9.6%
   21,000   4.10% 2014 #......................................  $   20,462
   69,128   4.50% 2018........................................      66,785
   47,165   5.00% 2034........................................      44,921
   16,826   5.04% 2035 (L)#...................................      16,671
    9,057   5.33% 2036 #......................................       9,041
    4,704   5.45% 2036 (L)#...................................       4,706
   72,230   5.49% 2036 (L)#...................................      71,813
   19,583   5.50% 2018 -- 2034................................      19,389
  133,425   6.00% 2017 -- 2037 (Q)#...........................     134,501
        7   6.50% 2031 -- 2032................................           7
       11   7.50% 2029 -- 2031................................          11
                                                                ----------
                                                                   388,307
                                                                ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 16.0%
      250   3.20% 2009 (L)....................................         244
    4,169   4.69% 2034 (L)....................................       4,097
   10,245   4.72% 2035 (L)....................................      10,058
    4,934   4.73% 2035 (L)....................................       4,855
   12,842   4.79% 2035 (L)....................................      12,624
   28,554   4.82% 2036 (L)....................................      28,375
   30,400   4.875% 2008 (G)...................................      30,297
    6,184   4.88% 2035 (L)....................................       6,121
    4,420   4.91% 2035 (L)....................................       4,347
   11,083   4.93% 2035 (L)....................................      10,909
  206,694   5.00% 2018 -- 2037 (Q)............................     201,893
    7,179   5.09% 2035 (L)....................................       7,121
   30,525   5.21% 2009........................................      30,489
  112,111   5.50% 2013 -- 2034 (Q)#...........................     111,320
   11,546   5.51% 2036 (L)....................................      11,560
  164,173   6.00% 2012 -- 2037 (Q)............................     165,371
   11,164   6.50% 2014 -- 2037 (Q)............................      11,391
       43   7.00% 2016 -- 2032................................          43

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- (CONTINUED)
$   1,378   7.50% 2015 -- 2032................................  $    1,435
        2   8.00% 2032........................................           2
                                                                ----------
                                                                   652,552
                                                                ----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 3.7%
   30,870   5.50% 2033 -- 2034................................      30,704
   96,173   6.00% 2031 -- 2037 (Q)............................      97,458
   23,838   6.50% 2028 -- 2032................................      24,498
       81   7.00% 2030 -- 2031................................          83
       15   8.50% 2024........................................          16
                                                                ----------
                                                                   152,759
                                                                ----------
            SMALL BUSINESS ADMINISTRATION -- 2.5%
    6,197   5.12% 2026........................................       6,128
   12,839   5.36% 2026........................................      12,890
    9,604   5.37% 2026........................................       9,649
    8,948   5.54% 2026........................................       9,073
    9,938   5.57% 2026........................................      10,094
    9,782   5.64% 2026........................................       9,993
   10,627   5.70% 2026........................................      10,865
    8,532   5.82% 2026........................................       8,776
    8,670   5.87% 2026........................................       8,938
    7,722   6.07% 2026........................................       8,039
    8,861   6.14% 2022........................................       9,139
                                                                ----------
                                                                   103,584
                                                                ----------
            Total U.S. government agencies
              (cost $1,308,692)...............................  $1,297,202
                                                                ----------
 SHARES
---------
COMMON STOCK -- 0.0%
            TECHNOLOGY -- 0.0%
       --   XO Holdings, Inc. (D)(H)..........................  $       --
                                                                ----------
            Total common stock
              (cost $--)......................................  $       --
                                                                ----------
WARRANTS -- 0.0%
            TECHNOLOGY -- 0.0%
       --   Ntelos, Inc. (D)(H)(A)............................  $       --
                                                                ----------
            Total warrants
              (cost $1).......................................  $       --
                                                                ----------
            Total long-term investments
              (cost $3,849,180)...............................  $3,849,436
                                                                ----------
PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 20.8%
            BASIC MATERIALS -- 0.4%
$  15,000   Valspar Corp.,
              5.38%, 01/16/2007...............................  $   14,964
                                                                ----------
            CONSUMER STAPLES -- 1.0%
   40,000   Cargill, Inc.,
              5.28%, 01/12/2007...............................      39,930
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            ENERGY -- 0.2%
$  10,000   Weatherford International Ltd.,
              5.33%, 01/11/2007...............................  $    9,984
                                                                ----------
            FINANCE -- 2.4%
   20,000   Countrywide Financial Corp.,
              5.43%, 01/02/2007...............................      19,994
   40,000   Skandinav Enskilda Bank,
              5.28%, 01/10/2007...............................      39,941
   40,000   UBS Finance LLC,
              5.27%, 01/11/2007...............................      39,935
                                                                ----------
                                                                    99,870
                                                                ----------
            HEALTH CARE -- 0.7%
   30,000   Abbot Laboratories,
              5.27%, 01/09/2007...............................      29,962
                                                                ----------
            INVESTMENT POOLS AND FUNDS -- 0.1%
    3,035   State Street Bank Money Market Fund...............       3,035
                                                                ----------
            REPURCHASE AGREEMENTS -- 7.6%
  111,004   BNP Paribas Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................     111,004
   87,766   RBS Greenwich Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................      87,766
  111,004   UBS Securities LLC Repurchase Agreement,
              4.75%, 01/02/2007...............................     111,004
                                                                ----------
                                                                   309,774
                                                                ----------
            TECHNOLOGY -- 0.5%
   20,000   Verizon Communications,
              5.29%, 01/11/2007...............................      19,968
                                                                ----------
            U.S. TREASURY SECURITIES -- 0.1%
    4,000   U.S. Treasury Bill,
              4.87%, 03/15/2007 (M)(S)........................       3,962
                                                                ----------
            UTILITIES -- 0.4%
   15,000   Dominion Resources, Inc.,
              5.36%, 01/12/2007...............................      14,973
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 7.4%
  302,916   Navigator Prime Portfolio.........................  $  302,916
                                                                ----------
            Total short-term investments
              (cost $849,337).................................  $  849,338
                                                                ----------
            Total investments in securities
              (cost $4,698,517) (C)...........................  $4,698,774
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.51% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006 rounds to zero.

  (B)All principal amounts are in U.S. dollars unless otherwise indicated.

      AUD  -- Australian Dollar
      BRL  -- Brazilian Real
      CAD  -- Canadian Dollar

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $4,699,199 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $ 32,358
      Unrealized depreciation........................   (32,783)
                                                       --------
      Net unrealized depreciation....................  $   (425)
                                                       ========

  (D)Currently non-income producing.

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

  (G)Security is partially on loan at December 31, 2006.

  (H)The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED   SHARES/PAR           SECURITY          COST BASIS
      --------   ----------           --------          ----------
      5/2003          250     Centura Capital Trust I,
                              due 2027 -- 144A            $  272
      4/2005       73,119     Morgan Stanley Dean
                              Witter Capital I, due
                              2032                            --
      10/2005      31,501     Morgan Stanley Dean
                              Witter Capital I, due
                              2032                           329
      7/2000           --     Ntelos, Inc. warrants            1
      5/2006           --     XO Holdings, Inc.               --

     The aggregate value of these securities at December 31, 2006 was $538, which represents 0.01% of total net assets.

  (I)Securities issued within terms of a private placement memoran-dum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $495,984, which represents 12.15% of total net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2006.

  (M)The interest rate disclosed for these securities represents the effec-tive yield on the date of acquisition.

  (N)The interest rate disclosed for these securities represents the effec-tive yield as of December 31, 2006.

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

  (P)The interest rate disclosed for interest only strips represents an effective yield based upon estimated future cash flows at December 31, 2006.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2006 was $370,173.

  (S)Security pledged as initial margin deposit for open futures contracts at December 31, 2006.

     FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                       UNREALIZED
                                NUMBER OF                             APPRECIATION
      DESCRIPTION               CONTRACTS*   POSITION   EXPIRATION   (DEPRECIATION)
      -----------               ----------   --------   ----------   --------------
      CBT 5 Year U.S. Treasury
       Note                       3,767       Long      March 2007      $(1,058)
      CBT 2 Year U.S. Treasury
       Note                         879       Long      March 2007         (497)
      CBT U.S. Treasury Long
       Bond                       1,061       Short     March 2007        2,302
                                                                        -------
                                                                        $   747
                                                                        =======

    *  The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                                                                     UNREALIZED
                                                                MARKET          CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION          VALUE           AMOUNT            DATE            (DEPRECIATION)
-----------                                 -----------         ------          --------         ---------         --------------
Euro                                           Buy              $41,003         $41,050          1/04/2007             $ (47)
Euro                                           Sell              41,003          40,705          1/04/2007              (298)
Japanese Yen                                   Buy               19,874          20,618          1/23/2007              (744)
Japanese Yen                                   Sell              19,873          20,421          1/23/2007               548
                                                                                                                       -----
                                                                                                                       $(541)
                                                                                                                       =====

        CREDIT DEFAULT SWAP AGREEMENTS OUTSTANDING AT DECEMBER 31, 2006

                                                                              PAY/                                   UNREALIZED
                                              REFERENCE       BUY/SELL      RECEIVE      EXPIRATION    NOTIONAL     APPRECIATION
COUNTERPARTY                                    ENTITY       PROTECTION    FIXED RATE       DATE        AMOUNT     (DEPRECIATION)
------------                                  ---------      ----------    ----------    ----------    --------    --------------
Lehman Brothers Special Financing, Inc.       GMAC LLC          Sell         0.55%        3/20/2007    $16,500         $  --
Lehman Brothers Special Financing, Inc.       HCA, Inc.         Buy          2.70%       12/20/2010     10,400            95
Lehman Brothers Special Financing, Inc.       HCA, Inc.         Sell         3.50%       12/20/2011     10,400          (138)
                                                                                                                       -----
                                                                                                                       $ (43)
                                                                                                                       =====

The accompanying notes are an integral part of these financial statements.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
 ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 14.7%
            FINANCE -- 14.7%
$  1,500    American Express Credit Account Master Trust,
            5.35%, 03/15/2011 (L)#............................  $    1,497
   6,000    Ansonia CDO Ltd.,
            5.62%, 07/28/2046 (I)(L)#.........................       6,000
   8,000    Arbor Realty Mortgage Securities,
            5.76%, 01/26/2042 (I)(L)#.........................       8,000
   9,000    Banc of America Commercial Mortgage, Inc.,
            4.50%, 07/10/2043.................................       8,790
   9,433    Banc of America Commercial Mortgage, Inc.,
            5.00%, 10/10/2045.................................       9,357
 230,526    Bear Stearns Commercial Mortgage Securities, Inc.,
            4.65%, 02/11/2041 (P).............................       2,574
   2,500    Citigroup Commercial Mortgage Trust,
            5.59%, 11/15/2036 (L).............................       2,500
   9,000    Commercial Mortgage Pass-Through Certificate,
            5.00%, 06/10/2044.................................       8,945
   4,997    Commercial Mortgage Pass-Through Certificate,
            5.64%, 12/15/2020 (I)(L)..........................       4,997
   2,299    Countrywide Alternative Loan Trust,
            5.50%, 10/25/2035 (L).............................       2,292
   9,000    Countrywide Asset-Backed Certificates,
            5.76%, 06/25/2035.................................       9,015
   9,000    Countrywide Asset-Backed Certificates,
            5.80%, 07/25/2034.................................       8,951
  11,000    Credit Suisse Mortgage Capital Certificates,
            6.15%, 09/15/2021 (L)#............................      11,000
   9,000    CS First Boston Mortgage Securities Corp.,
            4.51%, 07/15/2037.................................       8,797
   5,000    Discover Card Master Trust I,
            5.57%, 01/15/2008 (L).............................       5,013
   9,000    Greenwich Capital Commercial Funding Corp.,
            5.12%, 04/10/2037 (L).............................       8,968
   8,000    Greenwich Capital Commercial Funding Corp.,
            5.58%, 11/05/2021 (I)(L)..........................       8,000
   4,400    LNR CDO, Ltd.,
            5.70%, 05/28/2043 (I)(L)..........................       4,400
   2,400    MBNA Credit Card Master Note Trust,
            5.49%, 02/16/2010 (L).............................       2,403
   6,750    Merrill Lynch Floating Trust,
            5.55%, 06/15/2022 (I)(L)#.........................       6,750
 141,111    Merrill Lynch Mortgage Trust,
            4.57%, 06/12/2043 (P)#............................       3,746

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
$  6,907    Spirit Master Funding LLC,
            5.76%, 03/20/2024 (I)#............................  $    6,957
   9,000    Wachovia Bank Commercial Mortgage Trust,
            4.52%, 05/15/2044 #...............................       8,795
                                                                ----------
            Total asset & commercial mortgage backed
              securities
              (cost $148,897).................................  $  147,747
                                                                ----------
CORPORATE BONDS: INVESTMENT GRADE -- 0.2%
            FINANCE -- 0.2%
   2,750    North Street Referenced Linked Notes,
            6.43%, 07/30/2010 (I)(L)#.........................  $    2,365
                                                                ----------
            Total corporate bonds: investment grade
              (cost $2,355)...................................  $    2,365
                                                                ----------
U.S. GOVERNMENT SECURITIES -- 15.8%
            OTHER DIRECT FEDERAL OBLIGATIONS -- 9.7%
            FEDERAL HOME LOAN BANK
  29,800    3.375% 2008 #.....................................  $   29,049
  22,000    4.43% 2008 #......................................      21,806
  19,000    4.875% 2011 #.....................................      18,924
  15,000    5.50% 2009........................................      15,009
                                                                ----------
                                                                    84,788
                                                                ----------
            TENNESSEE VALLEY AUTHORITY
  11,750    5.375% 2008.......................................      11,824
                                                                ----------
                                                                    96,612
                                                                ----------
            U.S. TREASURY SECURITIES -- 6.1%
            U.S. TREASURY NOTES
  10,000    2.00% 2016 (O)....................................       9,817
  12,000    4.00% 2010 (G)#...................................      11,742
  11,000    4.625% 2009 (G)#..................................      10,966
  14,780    4.875% 2009 -- 2011 (G)#..........................      14,863
  13,680    5.125% 2016.......................................      14,091
                                                                ----------
                                                                    61,479
                                                                ----------
            Total U.S. government securities
              (cost $158,875).................................  $  158,091
                                                                ----------
U.S. GOVERNMENT AGENCIES -- 74.1%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 16.6%
            MORTGAGE BACKED SECURITIES:
   7,578    5.45% 2036 (L)#...................................  $    7,581
  11,627    5.49% 2036 (L)#...................................      11,694
  22,818    5.60% 2036 (L)#...................................      22,885
  58,971    6.00% 2021 -- 2037 (Q)#...........................      59,411
   4,380    6.50% 2028 -- 2032................................       4,479
      26    7.00% 2029 -- 2031 #..............................          27
                                                                ----------
                                                                   106,077
                                                                ----------
            NOTES:
  23,000    4.625% 2008.......................................      22,843
  16,000    4.75% 2009 #......................................      15,913
                                                                ----------
                                                                    38,756
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
U.S. GOVERNMENT AGENCIES -- (CONTINUED)
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- (CONTINUED)
            REMIC -- PAC'S:
$ 11,234    5.50% 2016........................................  $   11,249
   6,783    6.00% 2031........................................       6,808
   3,511    6.50% 2028........................................       3,582
                                                                ----------
                                                                    21,639
                                                                ----------
                                                                   166,472
                                                                ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 43.2%
            MORTGAGE BACKED SECURITIES:
   2,059    4.79% 2035 (L)#...................................       2,024
  14,833    4.81% 2035 (L)#...................................      14,715
  10,684    4.84% 2034 (L)....................................      10,632
   1,353    4.88% 2035 (L)....................................       1,339
  18,118    4.92% 2035........................................      18,019
   2,424    4.93% 2035 (L)#...................................       2,385
   7,880    5.02% 2035 (L)....................................       7,844
  10,573    5.10% 2035 (L)#...................................      10,516
   8,359    5.14% 2035 (L)#...................................       8,325
   8,812    5.22% 2035 (L)....................................       8,783
  13,025    5.47% 2036 (L)....................................      13,043
 111,292    5.50% 2015 -- 2037 (Q)............................     110,482
  59,746    6.00% 2013 -- 2037 (Q)#...........................      60,165
     894    6.01% 2009........................................         900
   3,268    6.50% 2013 -- 2032 #..............................       3,342
   2,287    6.52% 2008........................................       2,291
      97    7.50% 2023........................................         101
      11    8.50% 2017........................................          12
       7    9.00% 2020 -- 2021................................           8
       9    9.75% 2020........................................          10
                                                                ----------
                                                                   274,936
                                                                ----------
            NOTES:
  75,000    5.55% 2009........................................      75,051
  45,000    6.00% 2016........................................      45,569
                                                                ----------
                                                                   120,620
                                                                ----------
            REMIC -- PAC'S:
   4,397    4.50% 2016........................................       4,338
  28,709    5.50% 2014 -- 2035................................      28,484
   4,155    6.50% 2029........................................       4,280
                                                                ----------
                                                                    37,102
                                                                ----------
                                                                   432,658
                                                                ----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 2.0%
            MORTGAGE BACKED SECURITIES:
   9,738    5.00% 2034........................................       9,438
   6,029    6.00% 2033 -- 2034................................       6,103
   3,250    6.50% 2031........................................       3,350
   1,762    7.00% 2030 -- 2032................................       1,820
     170    7.50% 2027........................................         178
       3    9.50% 2020........................................           4
                                                                ----------
                                                                    20,893
                                                                ----------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            OTHER GOVERNMENT AGENCIES -- 12.3%
            SMALL BUSINESS ADMINISTRATION PARTICIPATION
            CERTIFICATES:
$  4,428    4.95% 2025........................................  $    4,333
   6,382    5.12% 2026........................................       6,311
   9,140    5.31% 2022........................................       9,188
   9,577    5.35% 2026........................................       9,621
   9,676    5.36% 2026........................................       9,714
   7,238    5.37% 2026........................................       7,272
   4,272    5.52% 2024........................................       4,328
   7,309    5.54% 2026........................................       7,411
   8,856    5.57% 2026........................................       8,995
   8,717    5.64% 2026........................................       8,904
   8,227    5.70% 2026........................................       8,411
   4,499    5.76% 2021........................................       4,587
   4,964    5.78% 2021........................................       5,064
   8,981    5.82% 2026........................................       9,238
  10,670    5.87% 2026........................................      11,000
   8,130    6.07% 2026........................................       8,464
                                                                ----------
                                                                   122,841
                                                                ----------
            Total U.S. government agencies
              (cost $743,905).................................  $  742,864
                                                                ----------
            Total long-term investments
              (cost $1,054,032)...............................  $1,051,067
                                                                ----------
SHORT-TERM INVESTMENTS -- 14.5%
            REPURCHASE AGREEMENTS -- 10.6%
  38,206    BNP Paribas Joint Repurchase Agreement,
            4.75%, 01/02/2007.................................  $   38,206
  30,208    RBS Greenwich Joint Repurchase Agreement,
            4.75%, 01/02/2007.................................      30,208
  38,207    UBS Securities LLC Repurchase Agreement,
            4.75%, 01/02/2007.................................      38,207
                                                                ----------
                                                                   106,621
                                                                ----------
            U.S. GOVERNMENT SECURITIES -- 0.0%
     400    U.S. Treasury Bill,
            4.87%, 03/15/2007 (M)(S)#.........................         396
                                                                ----------
                                                                   107,017
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 3.9%
  38,767    Navigator Prime Portfolio.........................  $   38,767
                                                                ----------
            Total short-term investments
              (cost $145,784).................................  $  145,784
                                                                ----------
            Total investments in securities
              (cost $1,199,816) (C)...........................  $1,196,851
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $1,200,044 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $ 3,438
      Unrealized depreciation.........................   (6,631)
                                                        -------
      Net unrealized depreciation.....................  $(3,193)
                                                        =======

 (G) Security is partially on loan at December 31, 2006.

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $47,469, which represents 4.73% of total net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2006.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (O)U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

 (P) The interest rate disclosed for interest only strips represents an effective yield based upon estimated future cash flows at December 31, 2006.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2006 was $163,522.

  (S)Security pledged as initial margin deposit for open futures contracts at December 31, 2006.

     FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                        UNREALIZED
                                 NUMBER OF                             APPRECIATION
      DESCRIPTION                CONTRACTS*   POSITION   EXPIRATION   (DEPRECIATION)
      -----------                ----------   --------   ----------   --------------
      CBT 5 Year U.S. Treasury
       Note futures contracts       749         Long     March 2007       $(728)
                                                                          =====

     * The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD VALUE HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 97.1%
            BASIC MATERIALS -- 4.6%
      85    Alcoa, Inc. ......................................  $  2,536
     117    Cameco Corp. .....................................     4,737
      91    Dow Chemical Co. .................................     3,627
     111    E.I. DuPont de Nemours & Co. .....................     5,397
      50    Kimberly-Clark Corp. .............................     3,364
                                                                --------
                                                                  19,661
                                                                --------
            CAPITAL GOODS -- 6.7%
      96    American Standard Cos., Inc. .....................     4,392
     159    Applied Materials, Inc. ..........................     2,935
      54    Deere & Co. ......................................     5,124
      94    Goodrich Corp. ...................................     4,277
      68    National Oilwell Varco, Inc. (D)..................     4,148
      82    Pitney Bowes, Inc. ...............................     3,774
      44    Textron, Inc. ....................................     4,107
                                                                --------
                                                                  28,757
                                                                --------
            CONSUMER CYCLICAL -- 6.1%
      78    Altria Group, Inc. ...............................     6,703
      52    D.R. Horton, Inc. ................................     1,364
      85    Federated Department Stores, Inc. ................     3,226
     205    Gap, Inc. ........................................     3,988
      98    McDonald's Corp. .................................     4,362
     169    Safeway, Inc. (G).................................     5,827
      15    Supervalu, Inc. ..................................       526
                                                                --------
                                                                  25,996
                                                                --------
            CONSUMER STAPLES -- 5.7%
      94    Campbell Soup Co. (G).............................     3,640
     112    Kellogg Co. ......................................     5,612
     153    PepsiCo, Inc. ....................................     9,545
     332    Tyson Foods, Inc. Class A.........................     5,461
                                                                --------
                                                                  24,258
                                                                --------
            ENERGY -- 9.6%
      60    Chevron Corp. ....................................     4,441
     247    ExxonMobil Corp. .................................    18,905
      72    GlobalSantaFe Corp. (G)...........................     4,220
     130    Halliburton Co. ..................................     4,033
     189    Occidental Petroleum Corp. .......................     9,234
                                                                --------
                                                                  40,833
                                                                --------
            FINANCE -- 30.4%
      65    ACE Ltd. .........................................     3,937
      90    Aetna, Inc. ......................................     3,886
     117    Allstate Corp. ...................................     7,605
      90    American International Group, Inc. ...............     6,421
     314    Bank of America Corp. ............................    16,786
     117    Bank of New York Co., Inc. .......................     4,591
     116    Chubb Corp. ......................................     6,116
     316    Citigroup, Inc. ..................................    17,584
      48    Goldman Sachs Group, Inc. ........................     9,649
     302    Host Hotels & Resorts, Inc. ......................     7,421
     116    JP Morgan Chase & Co. ............................     5,581
      23    Merrill Lynch & Co., Inc. ........................     2,104

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
      52    PNC Financial Services Group, Inc. (G)............  $  3,865
     126    State Street Corp. ...............................     8,511
      42    SunTrust Banks, Inc. .............................     3,564
      78    UBS AG............................................     4,718
     119    US Bancorp........................................     4,317
      89    Wachovia Corp. ...................................     5,040
      48    Wellpoint, Inc. (D)...............................     3,746
     118    Wells Fargo & Co. ................................     4,203
                                                                --------
                                                                 129,645
                                                                --------
            HEALTH CARE -- 7.4%
      81    Abbott Laboratories...............................     3,941
     126    Baxter International, Inc. .......................     5,850
     204    Boston Scientific Corp. (D).......................     3,499
      66    Bristol-Myers Squibb Co. .........................     1,729
     279    CVS Corp. ........................................     8,624
     152    Wyeth.............................................     7,735
                                                                --------
                                                                  31,378
                                                                --------
            SERVICES -- 2.7%
      69    Comcast Corp. Class A (D).........................     2,929
     766    Sun Microsystems, Inc. (D)........................     4,154
     212    Time Warner, Inc. ................................     4,622
                                                                --------
                                                                  11,705
                                                                --------
            TECHNOLOGY -- 16.0%
     221    AT&T, Inc. (G)....................................     7,901
      60    Beckman Coulter, Inc. ............................     3,576
     198    BellSouth Corp. ..................................     9,309
     168    Cisco Systems, Inc. (D)...........................     4,602
     212    Corning, Inc. (D).................................     3,972
     446    EMC Corp. (D).....................................     5,887
     312    General Electric Co. .............................    11,595
     110    Hewlett-Packard Co. ..............................     4,531
     191    Motorola, Inc. ...................................     3,933
     145    Sprint Nextel Corp. ..............................     2,737
     278    Verizon Communications, Inc. .....................    10,345
                                                                --------
                                                                  68,388
                                                                --------
            TRANSPORTATION -- 3.1%
     129    General Dynamics Corp. ...........................     9,561
     227    Southwest Airlines Co. ...........................     3,472
                                                                --------
                                                                  13,033
                                                                --------
            UTILITIES -- 4.8%
      65    Dominion Resources, Inc. .........................     5,408
      22    Entergy Corp. ....................................     1,985
      90    Exelon Corp. .....................................     5,595
      72    FPL Group, Inc. ..................................     3,896
      77    SCANA Corp. ......................................     3,115
                                                                --------
                                                                  19,999
                                                                --------
            Total common stock
              (cost $332,169).................................  $413,653
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE W
---------                                                       ---------
SHORT-TERM INVESTMENTS -- 6.6%
            REPURCHASE AGREEMENTS -- 2.6%
 $ 2,589    Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $  2,589
   3,569    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................     3,569
      39    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................        39
   2,234    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................     2,234
     763    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................       763
   2,234    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................     2,234
                                                                --------
                                                                  11,428
                                                                --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 4.0%
  16,869    BNY Institutional Cash Reserve Fund...............  $ 16,869
                                                                --------
            Total short-term investments
              (cost $28,297)..................................  $ 28,297
                                                                --------
            Total investments in securities
              (cost $360,466) (C).............................  $441,950
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.22% of total net assets at December 31, 2006.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $361,217 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $82,740
      Unrealized depreciation.........................   (2,007)
                                                        -------
      Net unrealized appreciation.....................  $80,733
                                                        =======

  (D)Currently non-income producing.

  (G)Security is partially on loan at December 31, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 99.2%
            BASIC MATERIALS -- 9.0%
     459    Alcoa, Inc. ......................................  $ 13,769
     183    Arch Coal, Inc. (G)...............................     5,489
     169    Celanese Corp. ...................................     4,361
      45    Century Aluminum Co. (D)(G).......................     2,016
     427    Chemtura Corp. ...................................     4,109
     104    Cytec Industries, Inc. (G)........................     5,894
      53    E.I. DuPont de Nemours & Co. .....................     2,572
      23    FMC Corp. ........................................     1,784
      55    Martin Marietta Materials, Inc. ..................     5,663
      95    Mueller Water Products, Inc. Class B (D)..........     1,409
     310    Owens-Illinois, Inc. (D)..........................     5,714
     312    Smurfit-Stone Container Corp. (D).................     3,290
     104    Temple-Inland, Inc. ..............................     4,782
                                                                --------
                                                                  60,852
                                                                --------
            CAPITAL GOODS -- 5.3%
      54    Alliant Techsystems, Inc. (D).....................     4,214
      72    Deere & Co. ......................................     6,845
     363    Goodrich Corp. ...................................    16,544
      63    Kennametal, Inc. .................................     3,708
      88    Varian Semiconductor Equipment Associates, Inc.
              (D).............................................     4,019
                                                                --------
                                                                  35,330
                                                                --------
            CONSUMER CYCLICAL -- 8.3%
     324    American Axle & Manufacturing Holdings, Inc. .....     6,155
     166    Circuit City Stores, Inc. ........................     3,147
     673    Foot Locker, Inc. ................................    14,750
     193    Home Depot, Inc. .................................     7,767
     155    Lear Corp. (G)....................................     4,577
     415    Ruby Tuesday, Inc. (G)............................    11,393
     259    TRW Automotive Holdings Corp. (D).................     6,687
      57    Walter Industries.................................     1,545
                                                                --------
                                                                  56,021
                                                                --------
            CONSUMER STAPLES -- 2.1%
     107    Avon Products, Inc. ..............................     3,525
   4,218    Pan Fish ASA (D)(A)#..............................     3,836
     258    Unilever N.V. NY Shares (G).......................     7,022
                                                                --------
                                                                  14,383
                                                                --------
            ENERGY -- 9.2%
     641    Brasil EcoDiesel Industria........................     3,542
     139    ExxonMobil Corp. .................................    10,667
      74    GlobalSantaFe Corp. ..............................     4,326
      84    Noble Corp. ......................................     6,397
     135    Noble Energy, Inc. ...............................     6,639
      88    Petro-Canada......................................     3,607
     417    Talisman Energy, Inc. ............................     7,087
     213    Total S.A. ADR....................................    15,290
     170    UGI Corp. ........................................     4,649
                                                                --------
                                                                  62,204
                                                                --------
            FINANCE -- 29.0%
     337    ACE Ltd. .........................................    20,436
     149    Aetna, Inc. ......................................     6,434

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
      77    Allstate Corp. ...................................  $  5,033
      66    AMBAC Financial Group, Inc. ......................     5,879
     117    American International Group, Inc. ...............     8,391
     620    Apollo Investment Corp. ..........................    13,888
     622    Bank of America Corp. ............................    33,183
     262    Capital One Financial Corp. ......................    20,135
      73    CIT Group, Inc. ..................................     4,077
     439    E*Trade Financial Corp. (D).......................     9,831
      88    Everest Re Group Ltd. ............................     8,585
     360    Genesis Lease Ltd. (D)(G).........................     8,460
     280    KKR Financial Corp. ..............................     7,509
     215    Platinum Underwriters Holdings Ltd. ..............     6,664
     490    Royal Bank of Scotland Group plc (A)..............    19,066
     191    UBS AG............................................    11,493
     276    UnumProvident Corp. ..............................     5,744
                                                                --------
                                                                 194,808
                                                                --------
            HEALTH CARE -- 7.2%
      62    Astellas Pharma, Inc. (A).........................     2,815
     164    Bristol-Myers Squibb Co. .........................     4,322
     138    Cooper Companies, Inc. ...........................     6,123
     698    Impax Laboratories, Inc. (A)(D)(H)................     6,153
      50    Sanofi-Aventis S.A. (A)...........................     4,598
     276    Sanofi-Aventis S.A. ADR...........................    12,748
     226    Wyeth.............................................    11,528
                                                                --------
                                                                  48,287
                                                                --------
            SERVICES -- 7.3%
      59    Apollo Group, Inc. Class A (D)....................     2,284
      93    Avid Technology, Inc. (D)(G)......................     3,461
     168    Avis Budget Group, Inc. ..........................     3,635
      30    Comcast Corp. Class A (D).........................     1,253
     294    Comcast Corp. Special Class A (D).................    12,296
     184    Entercom Communications Corp. ....................     5,194
      87    Liberty Global, Inc. (D)..........................     2,545
      89    Liberty Global, Inc. Class C (D)..................     2,478
     132    R.H. Donnelley Corp. (G)..........................     8,268
     761    Unisys Corp. (D)..................................     5,969
      40    Viacom, Inc. Class B (D)..........................     1,621
                                                                --------
                                                                  49,004
                                                                --------
            TECHNOLOGY -- 17.4%
     226    Arrow Electronics, Inc. (D).......................     7,124
     815    Cinram International Income Fund..................    16,029
     832    Cisco Systems, Inc. (D)...........................    22,728
      26    Embarq Corp. .....................................     1,348
     140    Fairchild Semiconductor International, Inc. (D)...     2,348
     550    Flextronics International Ltd. (D)................     6,312
     358    Microsoft Corp. ..................................    10,693
     167    NCR Corp. (D).....................................     7,145
     587    Powerwave Technologies, Inc. (D)(G)...............     3,787
     128    QLogic Corp. (D)..................................     2,808
     112    Seagate Technology................................     2,968
     343    Sprint Nextel Corp. (G)...........................     6,476
     309    Symantec Corp. (D)................................     6,443
     135    Tektronix, Inc. ..................................     3,944

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     263    Telefonaktiebolaget LM Ericsson ADR (G)...........  $ 10,589
     164    Verizon Communications, Inc. (G)..................     6,104
                                                                --------
                                                                 116,846
                                                                --------
            TRANSPORTATION -- 4.4%
     405    UAL Corp. (D)(G)..................................    17,829
     219    US Airways Group, Inc.  (D)(J)....................    11,786
                                                                --------
                                                                  29,615
                                                                --------
            Total common stock
              (cost $568,130).................................  $667,350
                                                                --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 10.0%
            REPURCHASE AGREEMENTS -- 1.3%
 $ 1,933    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $  1,933
   2,666    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................     2,666
      29    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................        29
   1,669    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................     1,669
     570    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%,01/02/2007................................       570
   1,669    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................     1,669
                                                                --------
                                                                   8,536
                                                                --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 8.7%
  58,689    BNY Institutional Cash Reserve Fund...............  $ 58,689
                                                                --------
            Total short-term investments
              (cost $67,225)..................................  $ 67,225
                                                                --------
            Total investments in securities
              (cost $635,355) (C).............................  $734,575
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 18.75% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $36,468, which represents 5.42% of total net assets.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $635,940 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $106,302
      Unrealized depreciation........................    (7,667)
                                                       --------
      Net unrealized appreciation....................  $ 98,635
                                                       ========

  (D)Currently non-income producing.

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

  (G)Security is partially on loan at December 31, 2006.

  (H)The following security is considered illiquid. illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD ACQUIRED   SHARES/PAR               SECURITY               COST BASIS
      ---------------   ----------               --------               ----------
      12/2005-12/2006      698       Impax Laboratories, Inc.             $5,885

     The aggregate value of this security at December 31, 2006 was $6,153, which represents 0.91% of total net assets.

  (J)Securities exempt from registration under Regulation D of the Securities Act of 1933. These securities are determined to be liquid. At December 31, 2006, the market value of these securities was $11,786, which represents 1.75% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                                                                     UNREALIZED
                                                                 MARKET         CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                                  TRANSACTION         VALUE           AMOUNT            DATE            (DEPRECIATION)
-----------                                  -----------         ------         --------         ---------         --------------
British Pound                                  Buy               $ 343           $  342          1/02/2007              $ 1
Canadian Dollar                                Buy               1,111            1,116          1/02/2007               (5)
Euro                                           Buy                  88               88          1/02/2007               --
Japanese Yen                                   Buy                  54               54          1/04/2007               --
Norwegian Krone                                Buy                  87               86          1/02/2007                1
                                                                                                                        ---
                                                                                                                        $(3)
                                                                                                                        ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF ASSETS AND LIABILITIES
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                            HARTFORD
                                                                  HARTFORD                  CAPITAL
                                                                  ADVISERS                APPRECIATION
                                                                  HLS FUND                  HLS FUND
                                                              -----------------         ----------------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................     $10,166,864              $15,188,945
  Cash......................................................             375                    2,806
  Foreign currency on deposit with custodian#...............              --                   47,898
  Unrealized appreciation on forward foreign currency
    contracts...............................................               1                       47
  Unrealized appreciation on forward bond contracts.........              --                       --
  Unrealized appreciation on credit default swap
    contracts...............................................              --                       --
  Receivables:
    Investment securities sold..............................          54,997                   46,827
    Fund shares sold........................................             231                    2,782
    Dividends and interest..................................          34,763                   21,958
    Variation margin........................................              --                       --
  Other assets..............................................              42                       61
                                                                 -----------              -----------
Total assets................................................      10,257,273               15,311,324
                                                                 -----------              -----------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................              --                    6,341
  Unrealized depreciation on forward bond contracts.........              --                       --
  Unrealized depreciation on credit default swap
    contracts...............................................              --                       --
  Bank overdraft -- U.S. Dollars............................              --                       --
  Bank overdraft -- foreign cash............................              --                       --
  Payable upon return of securities loaned..................       1,781,676                  596,978
  Payables:
    Investment securities purchased.........................           5,583                  131,870
    Fund shares redeemed....................................           8,213                   15,972
    Variation margin........................................              --                       --
    Investment management and advisory fees.................             467                      861
    Administrative services fee.............................             232                      400
    Distribution fees.......................................              43                       96
  Accrued expenses..........................................             840                    1,388
  Written options...........................................              --                       --
                                                                 -----------              -----------
Total liabilities...........................................       1,797,054                  753,906
                                                                 -----------              -----------
Net assets..................................................     $ 8,460,219              $14,557,418
                                                                 ===========              ===========
SUMMARY OF NET ASSETS:
Capital stock and paid-in capital...........................     $ 7,905,005              $11,580,524
Accumulated undistributed (distribution in excess of) net
  investment income.........................................           7,195                   (2,872)
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................          90,854                  498,316
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................         457,165                2,481,450
                                                                 -----------              -----------
Net assets..................................................     $ 8,460,219              $14,557,418
                                                                 ===========              ===========
Shares authorized...........................................       9,500,000                5,000,000
                                                                 -----------              -----------
Par value...................................................     $     0.001              $     0.001
                                                                 -----------              -----------
CLASS IA: Net asset value per share.........................     $     22.60              $     53.49
                                                                 -----------              -----------
         Shares outstanding.................................         318,941                  219,618
                                                                 -----------              -----------
         Net assets.........................................     $ 7,207,926              $11,746,831
                                                                 -----------              -----------
CLASS IB: Net asset value per share.........................     $     22.78              $     53.21
                                                                 -----------              -----------
         Shares outstanding.................................          54,968                   52,824
                                                                 -----------              -----------
         Net assets.........................................     $ 1,252,293              $ 2,810,587
                                                                 -----------              -----------
@ Cost of securities........................................     $ 9,709,700              $12,700,827
                                                                 -----------              -----------
@ Market value of securities on loan........................     $ 1,729,538              $   580,043
                                                                 -----------              -----------
# Cost of foreign currency on deposit with custodian........     $        --              $    48,222
                                                                 -----------              -----------
* Cash of $2,498 was pledged as initial margin deposit for
  open futures contracts.


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                               HARTFORD            HARTFORD
         HARTFORD             HARTFORD           HARTFORD      HARTFORD      HARTFORD           GLOBAL              GLOBAL
    DISCIPLINED EQUITY   DIVIDEND AND GROWTH   EQUITY INCOME    FOCUS     GLOBAL ADVISERS   COMMUNICATIONS    FINANCIAL SERVICES
         HLS FUND             HLS FUND           HLS FUND      HLS FUND      HLS FUND          HLS FUND            HLS FUND
    ------------------   -------------------   -------------   --------   ---------------   ---------------   ------------------
        $1,780,476           $8,440,281          $474,185      $82,896      $  373,770         $ 34,682            $ 38,183
             2,498*                  --                --           --              13               --                   1
                --                   --                --           --              91               --                  --
                --                   --                --           --           1,409               --                  --
                --                   --                --           --             554               --                  --
                --                   --                --           --              --               --                  --
               425               11,993               930           --          31,994              167                  --
             2,416                2,847               543           29              50               14                  --
             2,465                7,783             1,078           78           1,247              130                  25
                --                   --                --           --              66               --                  --
                13                   26                10           --               8                3                  --
        ----------           ----------          --------      --------     ----------         --------            --------
         1,788,293            8,462,930           476,746       83,003         409,202           34,996              38,209
        ----------           ----------          --------      --------     ----------         --------            --------
                --                   --                --           --           1,148               --                  --
                --                   --                --           --             545               --                  --
                --                   --                --           --              --               --                  --
                --                   --                --           --              --               --                  --
                --                   --                --           --              --               --                  --
            30,653            1,155,920             7,211           --           2,991            6,626                  --
                --               20,164             2,348           --          33,208               --                  --
               881               10,083               146           79             631               93                  21
               162                   --                --           --              15               --                  --
               114                  437                39            7              28                3                   3
                48                  200                13            2              10                1                   1
                12                   55                 4            1               2               --                   1
               134                  567                42           21              50               18                  18
               111                   --                --           --              --               --                  --
        ----------           ----------          --------      --------     ----------         --------            --------
            32,115            1,187,426             9,803          110          38,628            6,741                  44
        ----------           ----------          --------      --------     ----------         --------            --------
        $1,756,178           $7,275,504          $466,943      $82,893      $  370,574         $ 28,255            $ 38,165
        ==========           ==========          ========      ========     ==========         ========            ========
        $1,545,062           $5,669,632          $387,876      $71,908      $  329,743         $ 17,338            $ 23,901
             1,000                3,359               605           43            (812)              65                  17
           (19,894)              80,456            17,110        6,674           6,022            5,350               7,333
           230,010            1,522,057            61,352        4,268          35,621            5,502               6,914
        ----------           ----------          --------      --------     ----------         --------            --------
        $1,756,178           $7,275,504          $466,943      $82,893      $  370,574         $ 28,255            $ 38,165
        ==========           ==========          ========      ========     ==========         ========            ========
         3,500,000            4,000,000           800,000      800,000       1,000,000          800,000             800,000
        ----------           ----------          --------      --------     ----------         --------            --------
        $    0.001           $    0.001          $  0.001      $ 0.001      $    0.001         $  0.001            $  0.001
        ----------           ----------          --------      --------     ----------         --------            --------
        $    14.08           $    22.79          $  14.20      $ 10.56      $    12.71         $   9.79            $  13.16
        ----------           ----------          --------      --------     ----------         --------            --------
            99,523              248,854            25,362        4,625          24,108            1,506               1,589
        ----------           ----------          --------      --------     ----------         --------            --------
        $1,401,619           $5,671,552          $360,210      $48,852      $  306,498         $ 14,745            $ 20,921
        ----------           ----------          --------      --------     ----------         --------            --------
        $    14.01           $    22.72          $  14.19      $ 10.54      $    12.67         $   9.75            $  13.15
        ----------           ----------          --------      --------     ----------         --------            --------
            25,315               70,589             7,521        3,231           5,058            1,385               1,311
        ----------           ----------          --------      --------     ----------         --------            --------
        $  354,559           $1,603,952          $106,733      $34,041      $   64,076         $ 13,510            $ 17,244
        ----------           ----------          --------      --------     ----------         --------            --------
        $1,551,182           $6,918,224          $412,833      $78,628      $  337,977         $ 29,182            $ 31,269
        ----------           ----------          --------      --------     ----------         --------            --------
        $   29,724           $1,107,089          $  7,037      $    --      $    2,908         $  6,379            $     --
        ----------           ----------          --------      --------     ----------         --------            --------
        $       --           $       --          $     --      $    --      $       91         $     --            $     --
        ----------           ----------          --------      --------     ----------         --------            --------


       HARTFORD
     GLOBAL HEALTH
       HLS FUND
     -------------
       $442,665
             --
          2,295
             --
             --
             --
            186
            324
            211
             --
              4
       --------
        445,685
       --------
             --
             --
             --
             --
             --
          5,221
            374
          1,091
             --
             38
             12
              4
             49
             --
       --------
          6,789
       --------
       $438,896
       ========
       $358,615
             24
         10,237
         70,020
       --------
       $438,896
       ========
        800,000
       --------
       $  0.001
       --------
       $  16.84
       --------
         18,997
       --------
       $319,896
       --------
       $  16.59
       --------
          7,172
       --------
       $119,000
       --------
       $372,656
       --------
       $  4,980
       --------
       $  2,284
       --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD                HARTFORD
                                                              GLOBAL LEADERS         GLOBAL TECHNOLOGY
                                                                 HLS FUND                HLS FUND
                                                              --------------         -----------------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................    $1,323,202               $148,416
  Cash......................................................            --                      1
  Foreign currency on deposit with custodian#...............           444                    141
  Unrealized appreciation on forward foreign currency
    contracts...............................................            11                     --
  Unrealized appreciation on forward bond contracts.........            --                     --
  Unrealized appreciation on credit default swap
    contracts...............................................            --                     --
  Receivables:
    Investment securities sold..............................        19,459                  2,168
    Fund shares sold........................................           414                    149
    Dividends and interest..................................           273                     45
    Variation margin........................................            --                     --
  Other assets..............................................             8                      4
                                                                ----------               --------
Total assets................................................     1,343,811                150,924
                                                                ----------               --------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................            27                     --
  Unrealized depreciation on forward bond contracts.........            --                     --
  Unrealized depreciation on credit default swap
    contracts...............................................            --                     --
  Bank overdraft -- U.S. Dollars............................            --                     --
  Bank overdraft -- foreign cash............................            --                     --
  Payable upon return of securities loaned..................       110,395                     --
  Payables:
    Investment securities purchased.........................         9,743                  1,978
    Fund shares redeemed....................................           826                    335
    Variation margin........................................            --                     --
    Investment management and advisory fees.................            83                     13
    Administrative services fee.............................            34                      4
    Distribution fees.......................................            10                      2
  Accrued expenses..........................................           152                     32
  Written options...........................................            --                     --
                                                                ----------               --------
Total liabilities...........................................       121,270                  2,364
                                                                ----------               --------
Net assets..................................................    $1,222,541               $148,560
                                                                ==========               ========
SUMMARY OF NET ASSETS:
Capital stock and paid-in capital...........................    $  999,811               $178,092
Accumulated undistributed (distribution in excess of) net
  investment income.........................................        (2,425)                    --
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................        23,256                (50,445)
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................       201,899                 20,913
                                                                ----------               --------
Net assets..................................................    $1,222,541               $148,560
                                                                ==========               ========
Shares authorized...........................................     3,400,000                800,000
                                                                ----------               --------
Par value...................................................    $    0.001               $  0.001
                                                                ----------               --------
CLASS IA: Net asset value per share.........................    $    20.09               $   6.05
                                                                ----------               --------
         Shares outstanding.................................        46,902                 17,227
                                                                ----------               --------
         Net assets.........................................    $  942,258               $104,147
                                                                ----------               --------
CLASS IB: Net asset value per share.........................    $    20.02               $   5.97
                                                                ----------               --------
         Shares outstanding.................................        14,003                  7,436
                                                                ----------               --------
         Net assets.........................................    $  280,283               $ 44,413
                                                                ----------               --------
@ Cost of securities........................................    $1,121,313               $127,505
                                                                ----------               --------
@ Market value of securities on loan........................    $  106,045               $     --
                                                                ----------               --------
# Cost of foreign currency on deposit with custodian........    $      448               $    140
                                                                ----------               --------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                  HARTFORD                                        HARTFORD                 HARTFORD                 HARTFORD
    HARTFORD       GROWTH         HARTFORD     HARTFORD        INTERNATIONAL            INTERNATIONAL            INTERNATIONAL
     GROWTH     OPPORTUNITIES    HIGH YIELD     INDEX       CAPITAL APPRECIATION        OPPORTUNITIES            SMALL COMPANY
    HLS FUND      HLS FUND        HLS FUND     HLS FUND           HLS FUND                 HLS FUND                 HLS FUND
    --------   ---------------   ----------   ----------   ----------------------   ----------------------   ----------------------
    $593,221     $1,408,139      $ 889,282    $2,004,600          $905,039                $2,147,446                $507,637
          1              --             --           --                 --                     9,429                   1,268
         --              --            434           --                293                       128                      --
         --              --              3           --                  4                       551                       3
         --              --             --           --                 --                        --                      --
         --              --             --           --                 --                        --                      --
     10,238          13,009            990          345              8,276                    18,920                   2,499
      1,625             308            639          415                396                     1,422                     294
        553             971         13,185        2,557                275                       742                     385
         --              --             --           --                 --                        --                      --
          9               6             16            7                  7                         9                       6
    --------     ----------      ----------   ----------          --------                ----------                --------
    605,647       1,422,433        904,549    2,007,924            914,290                 2,178,647                 512,092
    --------     ----------      ----------   ----------          --------                ----------                --------
         --              --             --           --                 21                       853                      10
         --              --             --           --                 --                        --                      --
         --              --             --           --                 --                        --                      --
         --             605            162           28                 --                        --                      --
         --              --             --           --                 --                        --                      --
     25,747         114,640        159,967      128,688             35,970                   173,189                  95,465
      9,755           4,086          7,686           --                 32                    24,297                   4,421
        344           1,433            694        3,843                529                     1,434                     173
         --              --             38           69                 --                        --                      --
         46             109             53           26                 71                       127                      36
         16              --             20           52                 24                        54                      11
          6               7              9           10                 10                        13                       4
         69             166             68          182                 98                       254                      61
         --              --             --           --                 --                        --                      --
    --------     ----------      ----------   ----------          --------                ----------                --------
     35,983         121,046        168,697      132,898             36,755                   200,221                 100,181
    --------     ----------      ----------   ----------          --------                ----------                --------
    $569,664     $1,301,387      $ 735,852    $1,875,026          $877,535                $1,978,426                $411,911
    ========     ==========      ==========   ==========          ========                ==========                ========
    $513,021     $1,088,607      $ 754,087    $1,512,515          $705,211                $1,612,587                $347,111
         75             389            990          647               (285)                      476                    (166)
     11,844          25,228        (33,202)     (13,470)            24,521                    66,754                  12,382
     44,724         187,163         13,977      375,334            148,088                   298,609                  52,584
    --------     ----------      ----------   ----------          --------                ----------                --------
    $569,664     $1,301,387      $ 735,852    $1,875,026          $877,535                $1,978,426                $411,911
    ========     ==========      ==========   ==========          ========                ==========                ========
    800,000         700,000      2,800,000    4,000,000            800,000                 2,625,000                 800,000
    --------     ----------      ----------   ----------          --------                ----------                --------
    $ 0.001      $    0.001      $   0.001    $   0.001           $  0.001                $    0.001                $  0.001
    --------     ----------      ----------   ----------          --------                ----------                --------
    $ 12.32      $    30.13      $    9.35    $   32.36           $  14.18                $    15.23                $  16.77
    --------     ----------      ----------   ----------          --------                ----------                --------
     30,815          36,628         50,402       49,382             40,525                   104,794                  17,568
    --------     ----------      ----------   ----------          --------                ----------                --------
    $379,601     $1,103,590      $ 471,327    $1,598,176          $574,806                $1,596,055                $294,660
    --------     ----------      ----------   ----------          --------                ----------                --------
    $ 12.17      $    29.90      $    9.27    $   32.22           $  14.10                $    15.36                $  16.64
    --------     ----------      ----------   ----------          --------                ----------                --------
     15,620           6,616         28,534        8,592             21,467                    24,899                   7,046
    --------     ----------      ----------   ----------          --------                ----------                --------
    $190,063     $  197,797      $ 264,525    $ 276,850           $302,729                $  382,371                $117,251
    --------     ----------      ----------   ----------          --------                ----------                --------
    $548,497     $1,220,976      $ 874,875    $1,629,200          $756,962                $1,848,645                $455,062
    --------     ----------      ----------   ----------          --------                ----------                --------
    $25,093      $  111,630      $ 156,721    $ 124,678           $ 34,492                $  165,689                $ 90,427
    --------     ----------      ----------   ----------          --------                ----------                --------
    $    --      $       --      $     435    $      --           $    295                $      125                $     --
    --------     ----------      ----------   ----------          --------                ----------                --------


      HARTFORD
       MIDCAP
      HLS FUND
     ----------
     $2,916,463
              1
             --
             --
             --
             --
          5,820
          2,721
          3,124
             --
             45
     ----------
      2,928,174
     ----------
             --
             --
             --
             --
             --
         39,835
          4,144
          2,914
             --
            180
             79
              9
             43
             --
     ----------
         47,204
     ----------
     $2,880,970
     ==========
     $2,429,790
            722
         68,951
        381,507
     ----------
     $2,880,970
     ==========
      2,400,000
     ----------
     $    0.001
     ----------
     $    26.99
     ----------
         96,563
     ----------
     $2,606,275
     ----------
     $    26.76
     ----------
         10,265
     ----------
     $  274,695
     ----------
     $2,534,951
     ----------
     $   38,961
     ----------
     $       --
     ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD             HARTFORD
                                                              MIDCAP VALUE         MONEY MARKET
                                                                HLS FUND             HLS FUND
                                                              ------------         ------------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................   $1,138,589           $1,876,835
  Cash......................................................           77                  114
  Foreign currency on deposit with custodian#...............           --                   --
  Unrealized appreciation on forward foreign currency
    contracts...............................................           --                   --
  Unrealized appreciation on forward bond contracts.........           --                   --
  Unrealized appreciation on credit default swap
    contracts...............................................           --                   --
  Receivables:
    Investment securities sold..............................           --                   --
    Fund shares sold........................................           21               11,129
    Dividends and interest..................................          889                3,499
    Variation margin........................................           --                   --
  Other assets..............................................            5                    8
                                                               ----------           ----------
Total assets................................................    1,139,581            1,891,585
                                                               ----------           ----------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................           --                   --
  Unrealized depreciation on forward bond contracts.........           --                   --
  Unrealized depreciation on credit default swap
    contracts...............................................           --                   --
  Bank overdraft -- U.S. Dollars............................           --                   --
  Bank overdraft -- foreign cash............................           --                   --
  Payable upon return of securities loaned..................       45,824                   --
  Payables:
    Investment securities purchased.........................          936                   --
    Fund shares redeemed....................................          429               12,922
    Variation margin........................................           --                   --
    Investment management and advisory fees.................           83                   64
    Administrative services fee.............................           30                   51
    Distribution fees.......................................           13                   11
  Accrued expenses..........................................           26                  178
  Written options...........................................           --                   --
                                                               ----------           ----------
Total liabilities...........................................       47,341               13,226
                                                               ----------           ----------
Net assets..................................................   $1,092,240           $1,878,359
                                                               ==========           ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in capital...........................   $  742,989           $1,878,359
Accumulated undistributed (distribution in excess of) net
  investment income.........................................          147                   --
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................      164,095                   --
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................      185,009                   --
                                                               ----------           ----------
Net assets..................................................   $1,092,240           $1,878,359
                                                               ==========           ==========
Shares authorized...........................................    1,200,000            7,000,000
                                                               ----------           ----------
Par value...................................................   $    0.001           $    0.001
                                                               ----------           ----------
CLASS IA: Net asset value per share.........................   $    14.18           $     1.00
                                                               ----------           ----------
         Shares outstanding                                        50,887            1,558,433
                                                               ----------           ----------
         Net assets                                            $  721,469           $1,558,433
                                                               ----------           ----------
CLASS IB: Net asset value per share.........................   $    14.13           $     1.00
                                                               ----------           ----------
         Shares outstanding.................................       26,237              319,926
                                                               ----------           ----------
         Net assets.........................................   $  370,771           $  319,926
                                                               ----------           ----------
@ Cost of securities........................................   $  953,579           $1,876,835
                                                               ----------           ----------
@ Market value of securities on loan........................   $   44,778           $       --
                                                               ----------           ----------
# Cost of foreign currency on deposit with custodian........   $       --           $       --
                                                               ----------           ----------
* Investments in repurchase agreements were $106,621.


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                                  HARTFORD
         HARTFORD           HARTFORD         HARTFORD        HARTFORD        HARTFORD          U.S. GOVERNMENT     HARTFORD
    MORTGAGE SECURITIES   SMALL COMPANY   SMALLCAP GROWTH   STOCK HLS    TOTAL RETURN BOND       SECURITIES         VALUE
         HLS FUND           HLS FUND         HLS FUND          FUND          HLS FUND             HLS FUND         HLS FUND
    -------------------   -------------   ---------------   ----------   -----------------   -------------------   --------
        $  622,887         $1,548,640       $1,106,681      $5,273,830      $4,698,774           $1,196,851*       $441,950
             3,637                 --              457             19              260                8,013              1
                --                 --               --             --            3,581                    9             --
                --                 --               --             --              548                   --             --
                --                 --               --             --               --                   --             --
                --                 --               --             --               95                   --             --
               413             38,521            1,589          3,458           18,512                  440          2,919
               129                895              754            191            3,659                1,564            357
             2,892                459              621          6,211           36,500                6,963            807
                17                 --               --             --               99                   --             --
                 2                 23               --             20               16                   --              1
        ----------         ----------       ----------      ----------      ----------           ----------        --------
           629,977          1,588,538        1,110,102      5,283,729        4,762,044            1,213,840        446,035
        ----------         ----------       ----------      ----------      ----------           ----------        --------
                --                 --               --             --            1,089                   --             --
                --                 --               --             --               --                   --             --
                --                 --               --             --              138                   --             --
                --              2,761               --             --               --                   --             --
                --                  1               --             --               --                   --             --
                --            117,490           83,802         17,647          302,916               38,767         16,869
            85,705             23,460            3,382          5,076          370,173              171,522          2,155
               665                946            2,727          3,363            5,291                  764            801
                --                 --                3             --               83                   47             --
                19                 95               86            186              146                   62             35
                15                 40               --            144              112                   --             12
                 5                 10                9             26               36                   10              5
                60                148               91            484              331                   66             41
                --                 --               --             --               --                   --             --
        ----------         ----------       ----------      ----------      ----------           ----------        --------
            86,469            144,951           90,100         26,926          680,315              211,238         19,918
        ----------         ----------       ----------      ----------      ----------           ----------        --------
        $  543,508         $1,443,587       $1,020,002      $5,256,803      $4,081,729           $1,002,602        $426,117
        ==========         ==========       ==========      ==========      ==========           ==========        ========
        $  565,647         $1,245,167       $  931,692      $4,781,215      $4,118,692           $  995,231        $308,386
               879                 --               --          4,252            4,639               42,556            332
           (20,564)            56,705             (472)        63,774          (42,015)             (31,492)        35,915
            (2,454)           141,715           88,782        407,562              413               (3,693)        81,484
        ----------         ----------       ----------      ----------      ----------           ----------        --------
        $  543,508         $1,443,587       $1,020,002      $5,256,803      $4,081,729           $1,002,602        $426,117
        ==========         ==========       ==========      ==========      ==========           ==========        ========
         1,200,000          1,500,000          700,000      4,000,000        5,000,000              700,000        800,000
        ----------         ----------       ----------      ----------      ----------           ----------        --------
        $    0.001         $    0.001       $    0.001      $   0.001       $    0.001           $    0.001        $ 0.001
        ----------         ----------       ----------      ----------      ----------           ----------        --------
        $    10.82         $    19.07       $    20.79      $   52.57       $    11.24           $    11.13        $ 13.06
        ----------         ----------       ----------      ----------      ----------           ----------        --------
            37,618             59,730           35,894         85,559          270,560               63,943         21,288
        ----------         ----------       ----------      ----------      ----------           ----------        --------
        $  406,971         $1,138,830       $  746,266      $4,498,001      $3,041,321           $  711,639        $277,982
        ----------         ----------       ----------      ----------      ----------           ----------        --------
        $    10.75         $    18.71       $    20.74      $   52.45       $    11.19           $    11.07        $ 13.03
        ----------         ----------       ----------      ----------      ----------           ----------        --------
            12,703             16,291           13,200         14,468           92,981               26,274         11,366
        ----------         ----------       ----------      ----------      ----------           ----------        --------
        $  136,537         $  304,757       $  273,736      $ 758,802       $1,040,408           $  290,963        $148,135
        ----------         ----------       ----------      ----------      ----------           ----------        --------
        $  625,602         $1,406,924       $1,017,896      $4,866,268      $4,698,517           $1,199,816        $360,466
        ----------         ----------       ----------      ----------      ----------           ----------        --------
        $       --         $  113,301       $   80,550      $  16,788       $  296,791           $   37,994        $16,402
        ----------         ----------       ----------      ----------      ----------           ----------        --------
        $       --         $       --       $       --      $      --       $    3,590           $        9        $    --
        ----------         ----------       ----------      ----------      ----------           ----------        --------

        HARTFORD
         VALUE
     OPPORTUNITIES
        HLS FUND
     --------------
        $734,575
             120
              26
               2
              --
              --
           7,797
           1,546
             454
              --
               2
        --------
         744,522
        --------
               5
              --
              --
              --
              --
          58,689
          12,710
             185
              --
              57
              --
               6
              71
              --
        --------
          71,723
        --------
        $672,799
        ========
        $561,704
             345
          11,531
          99,219
        --------
        $672,799
        ========
         700,000
        --------
        $  0.001
        --------
        $  19.74
        --------
          25,772
        --------
        $508,648
        --------
        $  19.64
        --------
           8,359
        --------
        $164,151
        --------
        $635,355
        --------
        $ 57,046
        --------
        $     26
        --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                            HARTFORD
                                                                  HARTFORD                  CAPITAL
                                                                  ADVISERS                APPRECIATION
                                                                  HLS FUND                  HLS FUND
                                                              -----------------         ----------------
INVESTMENT INCOME:
  Dividends.................................................      $101,204                 $  204,568
  Interest..................................................       149,436                     11,133
  Securities lending........................................         4,977                      1,978
  Less: foreign tax withheld................................        (2,981)                    (6,354)
                                                                  --------                 ----------
    Total investment income, net............................       252,636                    211,325
                                                                  --------                 ----------
EXPENSES:
  Investment management and advisory fees...................        35,509                     61,249
  Administrative services fees..............................        17,669                     28,411
  Distribution fees -- Class IB.............................         3,212                      6,937
  Custodian fees............................................           290                      1,800
  Accounting services.......................................         1,325                      2,131
  Board of Directors' fees..................................           148                        230
  Other expenses............................................         1,255                      1,950
                                                                  --------                 ----------
    Total expenses (before waivers and fees paid
     indirectly)............................................        59,408                    102,708
  Expense waivers...........................................            --                         --
  Commission recapture......................................        (1,015)                    (1,360)
  Custodian fee offset......................................           (77)                       (52)
                                                                  --------                 ----------
    Total waivers and fees paid indirectly..................        (1,092)                    (1,412)
                                                                  --------                 ----------
    Total expenses, net.....................................        58,316                    101,296
                                                                  --------                 ----------
  Net investment income (loss)..............................       194,320                    110,029
                                                                  --------                 ----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................       731,054                  1,783,272
  Net realized gain (loss) on futures, options and swap
    contracts...............................................         3,532                    (12,413)*
  Net realized gain (loss) on foreign currency
    transactions............................................           109                       (282)
                                                                  --------                 ----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS......       734,695                  1,770,577
                                                                  --------                 ----------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................       (63,623)                   293,335
  Net unrealized appreciation (depreciation) of futures,
    options and swap contracts..............................          (457)                        --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...            47                     (6,972)
                                                                  --------                 ----------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS.............................       (64,033)                   286,363
                                                                  --------                 ----------
NET GAIN(LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND SWAP
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS...............       670,662                  2,056,940
                                                                  --------                 ----------
PAYMENTS FROM (TO) AFFILIATE (SEE NOTE 3G IN ACCOMPANYING
  NOTES TO FINANCIAL STATEMENTS)............................         6,804                     11,567
                                                                  --------                 ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $871,786                 $2,178,536
                                                                  ========                 ==========

  * Realized losses on written options were $12,413 for the Hartford Capital Appreciation HLS Fund.
 ** Realized gains on written options were $186 for the Hartford Disciplined Equity HLS Fund.
*** Realized losses on written options were $61 for the Hartford Global Advisers
    HLS Fund.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                             HARTFORD
         HARTFORD           HARTFORD          HARTFORD       HARTFORD      HARTFORD           GLOBAL           HARTFORD
    DISCIPLINED EQUITY    DIVIDEND AND      EQUITY INCOME     FOCUS     GLOBAL ADVISERS   COMMUNICATIONS   GLOBAL FINANCIAL
         HLS FUND        GROWTH HLS FUND      HLS FUND       HLS FUND      HLS FUND          HLS FUND      SERVICES HLS FUND
    ------------------   ---------------   ---------------   --------   ---------------   --------------   -----------------
         $ 26,939          $  161,694          $10,986        $1,407        $ 2,813           $  669            $  856
            2,239               3,745              393            38          6,670               11                26
              159               1,143               --            --             83               40                16
               (5)             (2,177)             (18)          (54)          (238)             (53)              (60)
         --------          ----------          -------        ------        -------           ------            ------
           29,332             164,405           11,361         1,391          9,328              667               838
         --------          ----------          -------        ------        -------           ------            ------
            7,447              29,539            2,257           555          2,149              178               248
            3,093              13,489              742           171            771               55                76
              865               3,828              227            90            166               31                44
               15                  17                9            19             89               23                17
              232               1,012               56            13             58                4                 6
               23                 107                6             2              7                1                 1
              249                 963               70            40             87               28                31
         --------          ----------          -------        ------        -------           ------            ------
           11,924              48,955            3,367           890          3,327              320               423
               --                  --             (371)          (71)            --             (103)             (143)
              (63)               (340)             (18)          (15)           (58)              (8)               (4)
               (5)                 (4)              --            (2)           (10)              (3)               --
         --------          ----------          -------        ------        -------           ------            ------
              (68)               (344)            (389)          (88)           (68)            (114)             (147)
         --------          ----------          -------        ------        -------           ------            ------
           11,856              48,611            2,978           802          3,259              206               276
         --------          ----------          -------        ------        -------           ------            ------
           17,476             115,794            8,383           589          6,069              461               562
         --------          ----------          -------        ------        -------           ------            ------
           44,174             538,273           17,190         6,730         20,523            5,343             7,518
            2,199**                --               --            --         (2,197)***           --                --
               --                  --               --            (9)          (651)               6                 7
         --------          ----------          -------        ------        -------           ------            ------
           46,373             538,273           17,190         6,721         17,675            5,349             7,525
         --------          ----------          -------        ------        -------           ------            ------
          119,931             599,277           46,269            25          7,851             (735)             (963)
            1,202                  --               --            --           (285)              --                --
               --                  --               --            --            339                1                --
         --------          ----------          -------        ------        -------           ------            ------
          121,133             599,277           46,269            25          7,905             (734)             (963)
         --------          ----------          -------        ------        -------           ------            ------
          167,506           1,137,550           63,459         6,746         25,580            4,615             6,562
         --------          ----------          -------        ------        -------           ------            ------
              605               4,254               --           110            572               11                 6
         --------          ----------          -------        ------        -------           ------            ------
         $185,587          $1,257,598          $71,842        $7,445        $32,221           $5,087            $7,130
         ========          ==========          =======        ======        =======           ======            ======


       HARTFORD
     GLOBAL HEALTH
       HLS FUND
     -------------
        $ 4,099
            130
            154
           (152)
        -------
          4,231
        -------
          2,705
            860
            302
             29
             65
              7
            113
        -------
          4,081
             --
            (28)
             (2)
        -------
            (30)
        -------
          4,051
        -------
            180
        -------
         37,160
             --
             19
        -------
         37,179
        -------
          7,657
             --
             12
        -------
          7,669
        -------
         44,848
        -------
            116
        -------
        $45,144
        =======

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FOR THE YEAR ENDED DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD                HARTFORD
                                                              GLOBAL LEADERS         GLOBAL TECHNOLOGY
                                                                 HLS FUND                HLS FUND
                                                              --------------         -----------------
INVESTMENT INCOME:
  Dividends.................................................     $ 14,656                 $   851
  Interest..................................................        1,001                      52
  Securities lending........................................          440                      36
  Less: foreign tax withheld................................       (1,287)                    (57)
                                                                 --------                 -------
    Total investment income, net............................       14,810                     882
                                                                 --------                 -------
EXPENSES:
  Investment management and advisory fees...................        6,040                     963
  Administrative services fees..............................        2,431                     296
  Distribution fees -- Class IB.............................          697                     111
  Custodian fees............................................          342                      55
  Accounting services.......................................          182                      22
  Board of Directors' fees..................................           21                       3
  Other expenses............................................          216                      78
                                                                 --------                 -------
    Total expenses (before waivers and fees paid
     indirectly)............................................        9,929                   1,528
  Expense waivers...........................................           --                      --
  Commission recapture......................................         (260)                    (37)
  Custodian fee offset......................................           (3)                     (1)
                                                                 --------                 -------
    Total waivers and fees paid indirectly..................         (263)                    (38)
                                                                 --------                 -------
    Total expenses, net.....................................        9,666                   1,490
                                                                 --------                 -------
  Net investment income (loss)..............................        5,144                    (608)
                                                                 --------                 -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................       80,825                  13,974
  Net realized gain (loss) on futures, options and swap
    contracts...............................................           --                      --
  Net realized gain (loss) on foreign currency
    transactions............................................         (661)                      6
                                                                 --------                 -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS......       80,164                  13,980
                                                                 --------                 -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................       70,983                     438
  Net unrealized appreciation (depreciation) of futures,
    options and swap contracts..............................           --                      --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...            6                      (1)
                                                                 --------                 -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS.............................       70,989                     437
                                                                 --------                 -------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND SWAP
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS...............      151,153                  14,417
                                                                 --------                 -------
PAYMENTS FROM (TO) AFFILIATE (SEE NOTE 3G IN ACCOMPANYING
  NOTES TO FINANCIAL STATEMENTS)............................        3,344                      88
                                                                 --------                 -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $159,641                 $13,897
                                                                 ========                 =======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                     HARTFORD                                       HARTFORD           HARTFORD        HARTFORD
    HARTFORD          GROWTH           HARTFORD    HARTFORD      INTERNATIONAL       INTERNATIONAL   INTERNATIONAL    HARTFORD
     GROWTH        OPPORTUNITIES      HIGH YIELD    INDEX     CAPITAL APPRECIATION   OPPORTUNITIES   SMALL COMPANY     MIDCAP
    HLS FUND         HLS FUND          HLS FUND    HLS FUND         HLS FUND           HLS FUND        HLS FUND       HLS FUND
    ---------   -------------------   ----------   --------   --------------------   -------------   -------------   ----------
    $  4,896         $ 14,732          $    --     $35,810          $ 11,020           $ 39,111         $ 6,976       $ 43,283
         483            1,017           57,262         535             1,181              2,607             333          5,868
           3            1,416              495         198               503              1,761             423            421
        (153)            (380)              --          --            (1,260)            (4,771)           (852)          (128)
    --------         --------          -------     --------         --------           --------         -------       --------
       5,229           16,785           57,757      36,543            11,444             38,708           6,880         49,444
    --------         --------          -------     --------         --------           --------         -------       --------
       3,349            7,629            3,757       3,456             4,408              8,327           2,216         13,102
       1,133               --            1,424       3,770             1,467              3,507             697          5,754
         492              474              659         661               676                864             260            672
          13              236               24          80               300                822             200             65
          85               --              107         283               110                263              52            432
           9               18               11          31                11                 27               5             48
         143              291              193         266               129                282              86            199
    --------         --------          -------     --------         --------           --------         -------       --------
       5,224            8,648            6,175       8,547             7,101             14,092           3,516         20,272
          --               --             (356)     (1,572)               --                 --              --             --
         (92)            (271)              --          --              (196)              (385)            (60)          (661)
          (1)             (11)             (34)         (5)               (1)                (3)             --            (23)
    --------         --------          -------     --------         --------           --------         -------       --------
         (93)            (282)            (390)     (1,577)             (197)              (388)            (60)          (684)
    --------         --------          -------     --------         --------           --------         -------       --------
       5,131            8,366            5,785       6,970             6,904             13,704           3,456         19,588
    --------         --------          -------     --------         --------           --------         -------       --------
          98            8,419           51,972      29,573             4,540             25,004           3,424         29,856
    --------         --------          -------     --------         --------           --------         -------       --------
      44,228          124,772             (250)     86,852            81,570            240,667          54,594        430,709
          --               --              153       2,005                --                 --              --             --
          (7)              22             (118)         --               (42)            (1,828)            600            (30)
    --------         --------          -------     --------         --------           --------         -------       --------
      44,221          124,794             (215)     88,857            81,528            238,839          55,194        430,679
    --------         --------          -------     --------         --------           --------         -------       --------
     (19,797)           3,809           23,383     149,275            73,299            122,554          29,577       (152,469)
          --               --             (433)         94                --                 --              --             --
          --               (4)             388          --                14               (180)           (680)            17
    --------         --------          -------     --------         --------           --------         -------       --------
     (19,797)           3,805           23,338     149,369            73,313            122,374          28,897       (152,452)
    --------         --------          -------     --------         --------           --------         -------       --------
      24,424          128,599           23,123     238,226           154,841            361,213          84,091        278,227
    --------         --------          -------     --------         --------           --------         -------       --------
         286            1,098              129          90                11                314              11          3,817
    --------         --------          -------     --------         --------           --------         -------       --------
    $ 24,808         $138,116          $75,224     $267,889         $159,392           $386,531         $87,526       $311,900
    ========         ========          =======     ========         ========           ========         =======       ========

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FOR THE YEAR ENDED DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------


                                                                HARTFORD             HARTFORD
                                                              MIDCAP VALUE         MONEY MARKET
                                                                HLS FUND             HLS FUND
                                                              ------------         ------------
INVESTMENT INCOME:
  Dividends.................................................    $ 16,419             $    --
  Interest..................................................         472              90,349
  Securities lending........................................         176                  --
  Less: foreign tax withheld................................        (395)                 --
                                                                --------             -------
    Total investment income, net............................      16,672              90,349
                                                                --------             -------
EXPENSES:
  Investment management and advisory fees...................       6,105               4,419
  Administrative services fees..............................       2,202               3,535
  Distribution fees -- Class IB.............................         952                 747
  Custodian fees............................................          24                  10
  Accounting services.......................................         165                 265
  Board of Directors' fees..................................          19                  27
  Other expenses............................................         116                 313
                                                                --------             -------
    Total expenses (before waivers and fees paid
     indirectly)............................................       9,583               9,316
  Expense waivers...........................................          --                  --
  Commission recapture......................................        (105)                 --
  Custodian fee offset......................................          (8)                 (5)
                                                                --------             -------
    Total waivers and fees paid indirectly..................        (113)                 (5)
                                                                --------             -------
    Total expenses, net.....................................       9,470               9,311
                                                                --------             -------
  Net investment income (loss)..............................       7,202              81,038
                                                                --------             -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................     164,741                   1
  Net realized gain (loss) on futures, options and swap
    contracts...............................................          --                  --
  Net realized gain (loss) on foreign currency
    transactions............................................          (6)                 --
                                                                --------             -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS......     164,735                   1
                                                                --------             -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................       6,622                  --
  Net unrealized appreciation (depreciation) of futures,
    options and swap contracts..............................          --                  --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          (1)                 --
                                                                --------             -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS.............................       6,621                  --
                                                                --------             -------
NET GAIN(LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND SWAP
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS...............     171,356                   1
                                                                --------             -------
PAYMENTS FROM (TO) AFFILIATE (SEE NOTE 3G IN ACCOMPANYING
  NOTES TO FINANCIAL STATEMENTS)............................         980                  --
                                                                --------             -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $179,538             $81,039
                                                                ========             =======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                             HARTFORD
                       HARTFORD       HARTFORD      HARTFORD                 HARTFORD          U.S.
                       MORTGAGE        SMALL        SMALLCAP   HARTFORD       TOTAL         GOVERNMENT        HARTFORD
                      SECURITIES      COMPANY        GROWTH     STOCK      RETURN BOND      SECURITIES         VALUE
                       HLS FUND       HLS FUND      HLS FUND   HLS FUND      HLS FUND        HLS FUND         HLS FUND
                      ----------   --------------   --------   --------   --------------   -------------   --------------
                        $    --      $   9,402      $ 8,056    $92,268       $    367         $    --         $ 7,667
                         30,210          1,568          637      1,216        206,125          46,607             287
                             --          1,492        1,645      1,695          1,117             282               4
                             --           (205)          (4)    (2,658)            --              --              (2)
                        -------      ---------      --------   --------      --------         -------         -------
                         30,210         12,257       10,334     92,521        207,609          46,889           7,956
                        -------      ---------      --------   --------      --------         -------         -------
                          1,441          6,563        6,041     13,697         10,202           4,286           2,199
                          1,153          2,699           --     10,608          7,811              --             721
                            369            642          658      1,871          2,622             767             340
                             15            137           27        190            116              61              10
                             86            202           --        796            586              --              54
                             10             21           16         95             62              15               5
                            102            241          235        731            580             152              75
                        -------      ---------      --------   --------      --------         -------         -------
                          3,176         10,505        6,977     27,988         21,979           5,281           3,404
                             --             --           --         --             --              --              --
                             --           (440)        (140)      (987)            --              --             (27)
                             (9)           (32)         (10)       (17)           (80)             (7)             (1)
                        -------      ---------      --------   --------      --------         -------         -------
                             (9)          (472)        (150)    (1,004)           (80)             (7)            (28)
                        -------      ---------      --------   --------      --------         -------         -------
                          3,167         10,033        6,827     26,984         21,899           5,274           3,376
                        -------      ---------      --------   --------      --------         -------         -------
                         27,043          2,224        3,507     65,537        185,710          41,615           4,580
                        -------      ---------      --------   --------      --------         -------         -------
                         (2,435)       280,268       69,117    646,164        (19,320)         (8,974)         36,922
                           (288)            --          247       (200)        (1,138)           (201)             --
                             --            (60)          --        106         (3,287)            179              --
                        -------      ---------      --------   --------      --------         -------         -------
                         (2,723)       280,208       69,364    646,070        (23,745)         (8,996)         36,922
                        -------      ---------      --------   --------      --------         -------         -------
                            789       (107,792)     (13,939)    (4,482)        21,620           5,654          30,229
                            261             --           (3)        --            705            (728)             --
                             --              3           --         41           (317)             --              --
                        -------      ---------      --------   --------      --------         -------         -------
                          1,050       (107,789)     (13,942)    (4,441)        22,008           4,926          30,229
                        -------      ---------      --------   --------      --------         -------         -------
                         (1,673)       172,419       55,422    641,629         (1,737)         (4,070)         67,151
                        -------      ---------      --------   --------      --------         -------         -------
                             --          1,839         (229)     5,820            107              --              33
                        -------      ---------      --------   --------      --------         -------         -------
                        $25,370      $ 176,482      $58,700    $712,986      $184,080         $37,545         $71,764
                        =======      =========      ========   ========      ========         =======         =======


                          HARTFORD
                           VALUE
                       OPPORTUNITIES
                          HLS FUND
                       --------------
                          $ 11,415
                               250
                               219
                              (483)
                          --------
                            11,401
                          --------
                             3,620
                                --
                               391
                                28
                                --
                                 9
                               125
                          --------
                             4,173
                                --
                               (43)
                                (4)
                          --------
                               (47)
                          --------
                             4,126
                          --------
                             7,275
                          --------
                            46,712
                                --
                               (13)
                          --------
                            46,699
                          --------
                            47,434
                                --
                                --
                          --------
                            47,434
                          --------
                            94,133
                          --------
                               280
                          --------
                          $101,688
                          ========

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                          HARTFORD                            HARTFORD
                                                                     ADVISERS HLS FUND             CAPITAL APPRECIATION HLS FUND
                                                               ------------------------------      ------------------------------
                                                               FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                                  ENDED             ENDED             ENDED             ENDED
                                                               DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                   2006              2005              2006              2005
                                                               ------------      ------------      ------------      ------------
OPERATIONS:
  Net investment income (loss).............................    $   194,320       $   196,156       $   110,029       $    96,479
  Net realized gain (loss) on investments, futures, options
    and swap contracts and foreign currency transactions...        734,695           906,755         1,770,577         2,125,947
  Net unrealized appreciation (depreciation) of
    investments, futures, options and swap contracts and
    foreign currency transactions..........................        (64,033)         (420,729)          286,363          (294,622)
  Payments from (to) affiliate.............................          6,804                --            11,567                --
                                                               -----------       -----------       -----------       -----------
  Net increase in net assets resulting from operations.....        871,786           682,182         2,178,536         1,927,804
                                                               -----------       -----------       -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA...............................................       (166,222)         (272,290)         (151,317)          (99,634)
    Class IB...............................................        (25,557)          (39,286)          (29,396)          (15,790)
  From net realized gain on investments
    Class IA...............................................       (516,571)         (351,514)       (1,436,633)       (1,510,221)
    Class IB...............................................        (89,064)          (58,538)         (347,480)         (373,818)
  From tax-return of capital
    Class IA...............................................             --          (118,875)               --                --
    Class IB...............................................             --           (19,797)               --                --
                                                               -----------       -----------       -----------       -----------
    Total distributions....................................       (797,414)         (860,300)       (1,964,826)       (1,999,463)
                                                               -----------       -----------       -----------       -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold.................................................        173,052           187,216           793,724           980,291
      Issued on reinvestment of distributions..............        682,793           742,679         1,587,950         1,609,855
      Redeemed.............................................     (1,869,501)       (2,318,933)       (2,124,483)       (1,962,162)
                                                               -----------       -----------       -----------       -----------
    Total capital share transactions.......................     (1,013,656)       (1,389,038)          257,191           627,984
                                                               -----------       -----------       -----------       -----------
    Class IB
      Sold.................................................         24,003            63,508           106,901           325,619
      Issued on reinvestment of distributions..............        114,621           117,621           376,876           389,608
      Redeemed.............................................       (262,691)         (252,096)         (508,433)         (418,122)
                                                               -----------       -----------       -----------       -----------
    Total capital share transactions.......................       (124,067)          (70,967)          (24,656)          297,105
                                                               -----------       -----------       -----------       -----------
         Net increase (decrease) from capital share
           transactions....................................     (1,137,723)       (1,460,005)          232,535           925,089
                                                               -----------       -----------       -----------       -----------
         Net increase (decrease) in net assets.............     (1,063,351)       (1,638,123)          446,245           853,430
NET ASSETS:
  Beginning of period......................................      9,523,570        11,161,693        14,111,173        13,257,743
                                                               -----------       -----------       -----------       -----------
  End of period............................................    $ 8,460,219       $ 9,523,570       $14,557,418       $14,111,173
                                                               ===========       ===========       ===========       ===========
Accumulated undistributed (distribution in excess of) net
  investment income........................................    $     7,195       $        --       $    (2,872)      $     2,079
                                                               ===========       ===========       ===========       ===========
SHARE ACTIVITY:
    Class IA
      Sold.................................................          7,509             8,100            14,540            17,986
      Issued on reinvestment of distributions..............         30,245            32,735            30,179            30,675
      Redeemed.............................................        (80,891)          (99,678)          (38,693)          (36,297)
                                                               -----------       -----------       -----------       -----------
    Total share activity...................................        (43,137)          (58,843)            6,026            12,364
                                                               -----------       -----------       -----------       -----------
    Class IB
      Sold.................................................          1,030             2,719             1,959             6,092
      Issued on reinvestment of distributions..............          5,036             5,150             7,203             7,457
      Redeemed.............................................        (11,296)          (10,778)           (9,300)           (7,702)
                                                               -----------       -----------       -----------       -----------
    Total share activity...................................         (5,230)           (2,909)             (138)            5,847
                                                               -----------       -----------       -----------       -----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

               HARTFORD                            HARTFORD                            HARTFORD
     DISCIPLINED EQUITY HLS FUND         DIVIDEND AND GROWTH HLS FUND           EQUITY INCOME HLS FUND
    ------------------------------      ------------------------------      ------------------------------
    FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
       ENDED             ENDED             ENDED             ENDED             ENDED             ENDED
    DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
        2006              2005              2006              2005              2006              2005
    ------------      ------------      ------------      ------------      ------------      ------------
     $   17,476        $   11,779        $  115,794        $  103,335         $  8,383          $  5,128
         46,373            78,302           538,273           247,944           17,190               915
        121,133           (12,263)          599,277            18,268           46,269             6,664
            605                --             4,254                --               --                --
     ----------        ----------        ----------        ----------         --------          --------
        185,587            77,818         1,257,598           369,547           71,842            12,707
     ----------        ----------        ----------        ----------         --------          --------
        (14,696)          (11,182)          (93,362)          (91,433)          (6,424)           (3,760)
         (2,529)           (2,973)          (22,067)          (23,657)          (1,572)           (1,110)
             --                --          (395,906)         (211,926)            (587)               --
             --                --          (113,682)          (64,731)            (200)               --
             --                --                --                --               --                --
             --                --                --                --               --                --
     ----------        ----------        ----------        ----------         --------          --------
        (17,225)          (14,155)         (625,017)         (391,747)          (8,783)           (4,870)
     ----------        ----------        ----------        ----------         --------          --------
        375,407           347,973           575,385           702,681          115,567           161,388
         14,697            11,182           489,268           303,359            7,011             3,761
       (139,427)         (156,297)         (859,340)         (729,202)         (40,987)          (29,739)
     ----------        ----------        ----------        ----------         --------          --------
        250,677           202,858           205,313           276,838           81,591           135,410
     ----------        ----------        ----------        ----------         --------          --------
         25,457            80,477            76,057           183,594           29,567            59,757
          2,528             2,973           135,749            88,388            1,772             1,110
        (50,657)          (31,269)         (259,525)         (154,365)         (19,614)           (8,618)
     ----------        ----------        ----------        ----------         --------          --------
        (22,672)           52,181           (47,719)          117,617           11,725            52,249
     ----------        ----------        ----------        ----------         --------          --------
        228,005           255,039           157,594           394,455           93,316           187,659
     ----------        ----------        ----------        ----------         --------          --------
        396,367           318,702           790,175           372,255          156,375           195,496
      1,359,811         1,041,109         6,485,329         6,113,074          310,568           115,072
     ----------        ----------        ----------        ----------         --------          --------
     $1,756,178        $1,359,811        $7,275,504        $6,485,329         $466,943          $310,568
     ==========        ==========        ==========        ==========         ========          ========
     $    1,000        $      571        $    3,359        $    1,884         $    605          $    239
     ==========        ==========        ==========        ==========         ========          ========
         28,473            28,356            26,036            33,702            8,780            13,691
          1,053               886            21,722            14,549              505               310
        (10,549)          (12,853)          (38,955)          (34,828)          (3,177)           (2,494)
     ----------        ----------        ----------        ----------         --------          --------
         18,977            16,389             8,803            13,423            6,108            11,507
     ----------        ----------        ----------        ----------         --------          --------
          1,951             6,744             3,433             8,897            2,249             5,122
            181               237             6,046             4,254              128                92
         (3,860)           (2,575)          (11,758)           (7,409)          (1,483)             (727)
     ----------        ----------        ----------        ----------         --------          --------
         (1,728)            4,406            (2,279)            5,742              894             4,487
     ----------        ----------        ----------        ----------         --------          --------

                HARTFORD
             FOCUS HLS FUND
     ------------------------------
     FOR THE YEAR      FOR THE YEAR
        ENDED             ENDED
     DECEMBER 31,      DECEMBER 31,
         2006              2005
     ------------      ------------
       $    589          $    562
          6,721             7,485
             25              (247)
            110                --
       --------          --------
          7,445             7,800
       --------          --------
           (398)             (860)
           (168)             (501)
         (3,809)           (1,785)
         (2,777)           (1,463)
             --                --
             --                --
       --------          --------
         (7,152)           (4,609)
       --------          --------
          8,031            12,484
          4,207             2,645
        (16,262)          (13,662)
       --------          --------
         (4,024)            1,467
       --------          --------
          3,065             6,808
          2,945             1,964
        (14,037)           (9,886)
       --------          --------
         (8,027)           (1,114)
       --------          --------
        (12,051)              353
       --------          --------
        (11,758)            3,544
         94,651            91,107
       --------          --------
       $ 82,893          $ 94,651
       ========          ========
       $     43          $     13
       ========          ========
            777             1,217
            446               267
         (1,585)           (1,360)
       --------          --------
           (362)              124
       --------          --------
            301               666
            315               200
         (1,369)             (987)
       --------          --------
           (753)             (121)
       --------          --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                         HARTFORD                            HARTFORD
                                                                 GLOBAL ADVISERS HLS FUND         GLOBAL COMMUNICATIONS HLS FUND
                                                              ------------------------------      ------------------------------
                                                              FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                                 ENDED             ENDED             ENDED             ENDED
                                                              DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                  2006              2005              2006              2005
                                                              ------------      ------------      ------------      ------------
OPERATIONS:
  Net investment income (loss)..............................    $  6,069          $  6,504          $   461           $   671
  Net realized gain (loss) on investments, futures, options
    and swap contracts and foreign currency transactions....      17,675            20,248            5,349             4,678
  Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency
    transactions............................................       7,905           (14,739)            (734)             (742)
  Payments from (to) affiliate..............................         572                --               11                --
                                                                --------          --------          -------           -------
  Net increase in net assets resulting from operations......      32,221            12,013            5,087             4,607
                                                                --------          --------          -------           -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................      (9,020)          (12,430)            (270)             (622)
    Class IB................................................      (1,561)           (2,383)            (203)             (409)
  From net realized gain on investments
    Class IA................................................     (11,075)               --           (2,568)              (39)
    Class IB................................................      (2,317)               --           (2,122)              (29)
  From tax-return of capital
    Class IA................................................          --                --               --                --
    Class IB................................................          --                --               --                --
                                                                --------          --------          -------           -------
    Total distributions.....................................     (23,973)          (14,813)          (5,163)           (1,099)
                                                                --------          --------          -------           -------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................      17,818            30,360              434               465
      Issued on reinvestment of distributions...............      20,095            12,430            2,838               661
      Redeemed..............................................     (70,279)          (71,319)          (4,898)           (4,083)
                                                                --------          --------          -------           -------
    Total capital share transactions........................     (32,366)          (28,529)          (1,626)           (2,957)
                                                                --------          --------          -------           -------
    Class IB
      Sold..................................................       7,235            15,851            2,285               826
      Issued on reinvestment of distributions...............       3,878             2,383            2,325               438
      Redeemed..............................................     (19,936)          (33,084)          (3,607)           (2,517)
                                                                --------          --------          -------           -------
    Total capital share transactions........................      (8,823)          (14,850)           1,003            (1,253)
                                                                --------          --------          -------           -------
  Net increase (decrease) from capital share transactions...     (41,189)          (43,379)            (623)           (4,210)
                                                                --------          --------          -------           -------
  Net increase (decrease) in net assets.....................     (32,941)          (46,179)            (699)             (702)
NET ASSETS:
  Beginning of period.......................................     403,515           449,694           28,954            29,656
                                                                --------          --------          -------           -------
  End of period.............................................    $370,574          $403,515          $28,255           $28,954
                                                                ========          ========          =======           =======
Accumulated undistributed (distribution in excess of) net
  investment income.........................................    $   (812)         $  3,579          $    65           $    76
                                                                ========          ========          =======           =======
SHARE ACTIVITY:
    Class IA
      Sold..................................................       1,386             2,493               45                51
      Issued on reinvestment of distributions...............       1,590             1,014              370                71
      Redeemed..............................................      (5,482)           (5,848)            (555)             (460)
                                                                --------          --------          -------           -------
    Total share activity....................................      (2,506)           (2,341)            (140)             (338)
                                                                --------          --------          -------           -------
    Class IB
      Sold..................................................         564             1,312              240                89
      Issued on reinvestment of distributions...............         308               196              304                47
      Redeemed..............................................      (1,564)           (2,749)            (398)             (276)
                                                                --------          --------          -------           -------
    Total share activity....................................        (692)           (1,241)             146              (140)
                                                                --------          --------          -------           -------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                 HARTFORD                              HARTFORD                            HARTFORD
    GLOBAL FINANCIAL SERVICES HLS FUND          GLOBAL HEALTH HLS FUND             GLOBAL LEADERS HLS FUND
    ----------------------------------      ------------------------------      ------------------------------
     FOR THE YEAR        FOR THE YEAR       FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
        ENDED               ENDED              ENDED             ENDED             ENDED             ENDED
     DECEMBER 31,        DECEMBER 31,       DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
         2006                2005               2006              2005              2006              2005
    --------------      --------------      ------------      ------------      ------------      ------------
        $   562             $   547           $    180          $     88         $    5,144        $    8,291
          7,525               1,549             37,179            35,610             80,164            77,137
           (963)              1,493              7,669            11,942             70,989           (57,471)
              6                  --                116                --              3,344                --
        -------             -------           --------          --------         ----------        ----------
          7,130               3,589             45,144            47,640            159,641            27,957
        -------             -------           --------          --------         ----------        ----------
           (359)               (658)              (179)             (207)            (7,210)           (7,384)
           (228)               (505)                --                --             (1,211)           (1,309)
           (815)                (19)           (44,335)          (20,387)           (50,448)               --
           (704)                (17)           (17,323)           (8,453)           (15,059)               --
             --                  --                 --                --                 --                --
             --                  --                 --                --                 --                --
        -------             -------           --------          --------         ----------        ----------
         (2,106)             (1,199)           (61,837)          (29,047)           (73,928)           (8,693)
        -------             -------           --------          --------         ----------        ----------
            263                 260             70,132            29,063             75,692            75,573
          1,173                 677             44,514            20,594             57,658             7,384
         (3,652)             (3,750)           (92,232)          (63,504)          (192,502)         (165,723)
        -------             -------           --------          --------         ----------        ----------
         (2,216)             (2,813)            22,414           (13,847)           (59,152)          (82,766)
        -------             -------           --------          --------         ----------        ----------
             57                 216             11,475             6,483             21,219            47,667
            933                 522             17,323             8,453             16,270             1,309
         (4,197)             (3,534)           (28,451)          (22,087)           (57,098)          (47,937)
        -------             -------           --------          --------         ----------        ----------
         (3,207)             (2,796)               347            (7,151)           (19,609)            1,039
        -------             -------           --------          --------         ----------        ----------
         (5,423)             (5,609)            22,761           (20,998)           (78,761)          (81,727)
        -------             -------           --------          --------         ----------        ----------
           (399)             (3,219)             6,068            (2,405)             6,952           (62,463)
         38,564              41,783            432,828           435,233          1,215,589         1,278,052
        -------             -------           --------          --------         ----------        ----------
        $38,165             $38,564           $438,896          $432,828         $1,222,541        $1,215,589
        =======             =======           ========          ========         ==========        ==========
        $    17             $    36           $     24          $     --         $   (2,425)       $      845
        =======             =======           ========          ========         ==========        ==========
             21                  25              3,991             1,750              3,866             4,330
             99                  62              2,744             1,309              2,895               404
           (296)               (351)            (5,251)           (3,847)            (9,779)           (9,391)
        -------             -------           --------          --------         ----------        ----------
           (176)               (264)             1,484              (788)            (3,018)           (4,657)
        -------             -------           --------          --------         ----------        ----------
              5                  20                661               395              1,077             2,759
             79                  48              1,084               543                819                72
           (343)               (330)            (1,648)           (1,347)            (2,902)           (2,736)
        -------             -------           --------          --------         ----------        ----------
           (259)               (262)                97              (409)            (1,006)               95
        -------             -------           --------          --------         ----------        ----------

                HARTFORD
       GLOBAL TECHNOLOGY HLS FUND
     ------------------------------
     FOR THE YEAR      FOR THE YEAR
        ENDED             ENDED
     DECEMBER 31,      DECEMBER 31,
         2006              2005
     ------------      ------------
       $   (608)         $   (683)
         13,980            11,518
            437             2,824
             88                --
       --------          --------
         13,897            13,659
       --------          --------
             --              (275)
             --               (11)
             --                --
             --                --
             --                --
             --                --
       --------          --------
             --              (286)
       --------          --------
         44,605            21,905
             --               275
        (54,039)          (39,385)
       --------          --------
         (9,434)          (17,205)
       --------          --------
          7,797             9,251
             --                11
        (12,062)          (15,056)
       --------          --------
         (4,265)           (5,794)
       --------          --------
        (13,699)          (22,999)
       --------          --------
            198            (9,626)
        148,362           157,988
       --------          --------
       $148,560          $148,362
       ========          ========
       $     --          $     --
       ========          ========
          7,779             4,379
             --                56
         (9,500)           (8,121)
       --------          --------
         (1,721)           (3,686)
       --------          --------
          1,378             1,834
             --                 2
         (2,153)           (3,045)
       --------          --------
           (775)           (1,209)
       --------          --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                              HARTFORD
                                                                          HARTFORD                      GROWTH OPPORTUNITIES
                                                                      GROWTH HLS FUND                         HLS FUND
                                                               ------------------------------      ------------------------------
                                                               FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                                  ENDED             ENDED             ENDED             ENDED
                                                               DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                   2006              2005              2006              2005
                                                               ------------      ------------      ------------      ------------
OPERATIONS:
  Net investment income (loss).............................      $     98          $   (364)        $    8,419        $    2,979
  Net realized gain (loss) on investments, futures, options
    and swap contracts and foreign currency transactions...        44,221             6,503            124,794           131,569
  Net unrealized appreciation (depreciation) of
    investments, futures, options and swap contracts and
    foreign currency transactions..........................       (19,797)           21,713              3,805            28,121
  Payments from (to) affiliate.............................           286               440              1,098             1,140
                                                                 --------          --------         ----------        ----------
  Net increase in net assets resulting from operations.....        24,808            28,292            138,116           163,809
                                                                 --------          --------         ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA...............................................          (186)               --             (8,100)           (1,991)
    Class IB...............................................            --                --               (884)               --
  From net realized gain on investments
    Class IA...............................................       (23,496)          (12,015)          (108,948)          (62,345)
    Class IB...............................................       (11,791)           (7,929)           (19,575)          (11,118)
  From tax-return of capital
    Class IA...............................................            --                --                 --                --
    Class IB...............................................            --                --                 --                --
                                                                 --------          --------         ----------        ----------
    Total distributions....................................       (35,473)          (19,944)          (137,507)          (75,454)
                                                                 --------          --------         ----------        ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold.................................................       104,413           212,798            188,777           320,008
      Issued on reinvestment of distributions..............        23,682            12,015            117,049            64,336
      Redeemed.............................................       (87,022)         (134,784)          (216,061)         (295,764)
                                                                 --------          --------         ----------        ----------
    Total capital share transactions.......................        41,073            90,029             89,765            88,580
                                                                 --------          --------         ----------        ----------
    Class IB
      Sold.................................................        24,147            52,952             49,911            67,825
      Issued on reinvestment of distributions..............        11,791             7,929             20,458            11,118
      Redeemed.............................................       (48,345)          (27,963)           (51,438)          (25,366)
                                                                 --------          --------         ----------        ----------
    Total capital share transactions.......................       (12,407)           32,918             18,931            53,577
                                                                 --------          --------         ----------        ----------
  Net increase (decrease) from capital share
    transactions...........................................        28,666           122,947            108,696           142,157
                                                                 --------          --------         ----------        ----------
  Net increase (decrease) in net assets....................        18,001           131,295            109,305           230,512
NET ASSETS:
  Beginning of period......................................       551,663           420,368          1,192,082           961,570
                                                                 --------          --------         ----------        ----------
  End of period............................................      $569,664          $551,663         $1,301,387        $1,192,082
                                                                 ========          ========         ==========        ==========
Accumulated undistributed (distribution in excess of) net
  investment income........................................      $     75          $     --         $      389        $      717
                                                                 ========          ========         ==========        ==========
SHARE ACTIVITY:
    Class IA
      Sold.................................................         8,271            17,662              6,073            11,178
      Issued on reinvestment of distributions..............         1,924               992              3,934             2,155
      Redeemed.............................................        (6,928)          (11,119)            (7,054)          (10,378)
                                                                 --------          --------         ----------        ----------
    Total share activity...................................         3,267             7,535              2,953             2,955
                                                                 --------          --------         ----------        ----------
    Class IB
      Sold.................................................         1,970             4,471              1,621             2,434
      Issued on reinvestment of distributions..............           969               661                693               375
      Redeemed.............................................        (3,908)           (2,346)            (1,706)             (915)
                                                                 --------          --------         ----------        ----------
    Total share activity...................................          (969)            2,786                608             1,894
                                                                 --------          --------         ----------        ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                       HARTFORD
               HARTFORD                            HARTFORD                     INTERNATIONAL CAPITAL
         HIGH YIELD HLS FUND                    INDEX HLS FUND                  APPRECIATION HLS FUND
    ------------------------------      ------------------------------      ------------------------------
    FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
       ENDED             ENDED             ENDED             ENDED             ENDED             ENDED
    DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
        2006              2005              2006              2005              2006              2005
    ------------      ------------      ------------      ------------      ------------      ------------
     $  51,972         $   48,916        $   29,573        $   29,486         $  4,540          $  4,629
          (215)             2,598            88,857           112,925           81,528            14,958
        23,338            (40,161)          149,369           (55,752)          73,313            27,783
           129              4,027                90                --               11                --
     ---------         ----------        ----------        ----------         --------          --------
        75,224             15,380           267,889            86,659          159,392            47,370
     ---------         ----------        ----------        ----------         --------          --------
       (66,340)           (30,128)          (26,105)          (32,716)          (4,215)           (2,955)
       (37,565)           (18,501)           (3,766)           (4,176)          (1,218)           (1,223)
            --                 --          (174,313)          (56,659)         (41,640)          (15,233)
            --                 --           (29,239)           (8,074)         (22,639)          (10,934)
            --                 --                --                --               --                --
            --                 --                --                --               --                --
     ---------         ----------        ----------        ----------         --------          --------
      (103,905)           (48,629)         (233,423)         (101,625)         (69,712)          (30,345)
     ---------         ----------        ----------        ----------         --------          --------
       129,199          1,060,510           109,735           207,714          153,015           188,636
        66,340             30,128           200,417            89,375           45,855            18,188
      (149,734)        (1,146,072)         (443,564)         (555,228)         (50,226)          (54,517)
     ---------         ----------        ----------        ----------         --------          --------
        45,805            (55,434)         (133,412)         (258,139)         148,644           152,307
     ---------         ----------        ----------        ----------         --------          --------
        42,493             59,094            52,154            57,766           55,914           114,389
        37,565             18,501            33,006            12,250           23,857            12,157
       (77,727)          (101,068)          (76,191)          (58,337)         (55,687)          (26,637)
     ---------         ----------        ----------        ----------         --------          --------
         2,331            (23,473)            8,969            11,679           24,084            99,909
     ---------         ----------        ----------        ----------         --------          --------
        48,136            (78,907)         (124,443)         (246,460)         172,728           252,216
     ---------         ----------        ----------        ----------         --------          --------
        19,455           (112,156)          (89,977)         (261,426)         262,408           269,241
       716,397            828,553         1,965,003         2,226,429          615,127           345,886
     ---------         ----------        ----------        ----------         --------          --------
     $ 735,852         $  716,397        $1,875,026        $1,965,003         $877,535          $615,127
     =========         ==========        ==========        ==========         ========          ========
     $     990         $   52,961        $      647        $    1,153         $   (285)         $    310
     =========         ==========        ==========        ==========         ========          ========
        13,188            106,553             3,386             6,556           11,231            15,991
         7,161              3,143             6,466             2,832            3,322             1,562
       (15,232)          (114,963)          (13,684)          (17,524)          (3,730)           (4,614)
     ---------         ----------        ----------        ----------         --------          --------
         5,117             (5,267)           (3,832)           (8,136)          10,823            12,939
     ---------         ----------        ----------        ----------         --------          --------
         4,356              5,980             1,605             1,840            4,145             9,852
         4,092              1,947             1,069               390            1,741             1,056
        (8,001)           (10,289)           (2,360)           (1,852)          (4,149)           (2,272)
     ---------         ----------        ----------        ----------         --------          --------
           447             (2,362)              314               378            1,737             8,636
     ---------         ----------        ----------        ----------         --------          --------

                HARTFORD
      INTERNATIONAL OPPORTUNITIES
                HLS FUND
     ------------------------------
     FOR THE YEAR      FOR THE YEAR
        ENDED             ENDED
     DECEMBER 31,      DECEMBER 31,
         2006              2005
     ------------      ------------
      $   25,004        $   16,314
         238,839           196,600
         122,374           (14,194)
             314                --
      ----------        ----------
         386,531           198,720
      ----------        ----------
         (38,195)               --
          (4,186)               --
        (118,052)               --
         (28,152)               --
              --                --
              --                --
      ----------        ----------
        (188,585)               --
      ----------        ----------
         293,361           228,878
         156,247                --
        (260,149)         (191,381)
      ----------        ----------
         189,459            37,497
      ----------        ----------
          56,023            94,277
          32,338                --
         (68,392)          (62,078)
      ----------        ----------
          19,969            32,199
      ----------        ----------
         209,428            69,696
      ----------        ----------
         407,374           268,416
       1,571,052         1,302,636
      ----------        ----------
      $1,978,426        $1,571,052
      ==========        ==========
      $      476        $   16,708
      ==========        ==========
          19,972            18,714
          10,497                --
         (17,758)          (15,599)
      ----------        ----------
          12,711             3,115
      ----------        ----------
           3,767             7,839
           2,139                --
          (4,647)           (5,150)
      ----------        ----------
           1,259             2,689
      ----------        ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                         HARTFORD
                                                               INTERNATIONAL SMALL COMPANY                   HARTFORD
                                                                         HLS FUND                        MIDCAP HLS FUND
                                                              ------------------------------      ------------------------------
                                                              FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                                 ENDED             ENDED             ENDED             ENDED
                                                              DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                  2006              2005              2006              2005
                                                              ------------      ------------      ------------      ------------
OPERATIONS:
  Net investment income (loss)..............................    $  3,424          $  2,324         $   29,856        $    9,235
  Net realized gain (loss) on investments, futures, options
    and swap contracts and foreign currency transactions....      55,194            23,748            430,679           415,407
  Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency
    transactions............................................      28,897            12,694           (152,452)          (27,257)
  Payments from (to) affiliate..............................          11                --              3,817               513
                                                                --------          --------         ----------        ----------
  Net increase in net assets resulting from operations......      87,526            38,766            311,900           397,898
                                                                --------          --------         ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................      (4,903)           (4,436)           (27,543)           (9,372)
    Class IB................................................      (1,571)           (1,943)            (2,276)             (165)
  From net realized gain on investments
    Class IA................................................     (30,974)          (19,153)          (396,590)         (344,374)
    Class IB................................................     (12,576)           (9,955)           (42,121)          (35,210)
  From tax-return of capital
    Class IA................................................          --                --                 --                --
    Class IB................................................          --                --                 --                --
                                                                --------          --------         ----------        ----------
    Total distributions.....................................     (50,024)          (35,487)          (468,530)         (389,121)
                                                                --------          --------         ----------        ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................     106,451           115,303            445,633           666,939
      Issued on reinvestment of distributions...............      35,877            23,589            424,133           353,747
      Redeemed..............................................     (67,279)          (30,886)          (652,603)         (692,868)
                                                                --------          --------         ----------        ----------
    Total capital share transactions........................      75,049           108,006            217,163           327,818
                                                                --------          --------         ----------        ----------
    Class IB
      Sold..................................................      30,387            38,303             51,477            57,437
      Issued on reinvestment of distributions...............      14,147            11,898             44,397            35,375
      Redeemed..............................................     (31,043)          (14,379)           (60,075)          (60,145)
                                                                --------          --------         ----------        ----------
    Total capital share transactions........................      13,491            35,822             35,799            32,667
                                                                --------          --------         ----------        ----------
  Net increase (decrease) from capital share transactions...      88,540           143,828            252,962           360,485
                                                                --------          --------         ----------        ----------
  Net increase (decrease) in net assets.....................     126,042           147,107             96,332           369,262
NET ASSETS:
  Beginning of period.......................................     285,869           138,762          2,784,638         2,415,376
                                                                --------          --------         ----------        ----------
  End of period.............................................    $411,911          $285,869         $2,880,970        $2,784,638
                                                                ========          ========         ==========        ==========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................    $   (166)         $    189         $      722        $      483
                                                                ========          ========         ==========        ==========
SHARE ACTIVITY:
    Class IA
      Sold..................................................       6,405             7,743             15,118            22,216
      Issued on reinvestment of distributions...............       2,185             1,634             15,588            12,353
      Redeemed..............................................      (4,079)           (2,106)           (22,208)          (23,170)
                                                                --------          --------         ----------        ----------
    Total share activity....................................       4,511             7,271              8,498            11,399
                                                                --------          --------         ----------        ----------
    Class IB
      Sold..................................................       1,839             2,613              1,740             1,942
      Issued on reinvestment of distributions...............         868               833              1,645             1,245
      Redeemed..............................................      (1,924)             (980)            (2,054)           (2,054)
                                                                --------          --------         ----------        ----------
    Total share activity....................................         783             2,466              1,331             1,133
                                                                --------          --------         ----------        ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

               HARTFORD                            HARTFORD                            HARTFORD
        MIDCAP VALUE HLS FUND               MONEY MARKET HLS FUND            MORTGAGE SECURITIES HLS FUND
    ------------------------------      ------------------------------      ------------------------------
    FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
       ENDED             ENDED             ENDED             ENDED             ENDED             ENDED
    DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
        2006              2005              2006              2005              2006              2005
    ------------      ------------      ------------      ------------      ------------      ------------
     $    7,202        $    2,489        $   81,038        $   44,998         $ 27,043          $ 27,875
        164,735           138,250                 1                 3           (2,723)           (5,212)
          6,621           (38,457)               --                --            1,050            (7,517)
            980               445                --                --               --                --
     ----------        ----------        ----------        ----------         --------          --------
        179,538           102,727            81,039            45,001           25,370            15,146
     ----------        ----------        ----------        ----------         --------          --------
         (6,285)           (4,179)          (67,958)          (38,276)         (43,331)          (20,104)
         (1,991)             (400)          (13,080)           (6,722)         (14,091)           (6,761)
        (92,107)          (68,327)               (1)               (2)              --                --
        (48,772)          (37,536)               --                (1)              --                --
             --                --                --                --               --                --
             --                --                --                --               --                --
     ----------        ----------        ----------        ----------         --------          --------
       (149,155)         (110,442)          (81,039)          (45,001)         (57,422)          (26,865)
     ----------        ----------        ----------        ----------         --------          --------
         19,776           251,736         1,780,507         4,751,573           39,710            89,049
         98,392            72,507            68,099            41,530           43,331            20,104
       (138,205)         (367,824)       (1,644,009)       (4,733,793)        (109,527)         (164,139)
     ----------        ----------        ----------        ----------         --------          --------
        (20,037)          (43,581)          204,597            59,310          (26,486)          (54,986)
     ----------        ----------        ----------        ----------         --------          --------
          1,562             2,868           300,900           237,251           10,303            16,701
         50,763            37,934            13,111             7,288           14,091             6,761
        (83,326)          (82,751)         (258,125)         (233,306)         (42,979)          (37,529)
     ----------        ----------        ----------        ----------         --------          --------
        (31,001)          (41,949)           55,886            11,233          (18,585)          (14,067)
     ----------        ----------        ----------        ----------         --------          --------
        (51,038)          (85,530)          260,483            70,543          (45,071)          (69,053)
     ----------        ----------        ----------        ----------         --------          --------
        (20,655)          (93,245)          260,483            70,543          (77,123)          (80,772)
      1,112,895         1,206,140         1,617,876         1,547,333          620,631           701,403
     ----------        ----------        ----------        ----------         --------          --------
     $1,092,240        $1,112,895        $1,878,359        $1,617,876         $543,508          $620,631
     ==========        ==========        ==========        ==========         ========          ========
     $      147        $      467        $       --        $       --         $    879          $ 30,369
     ==========        ==========        ==========        ==========         ========          ========
          1,405            18,289         1,780,507         4,751,573            3,523             7,669
          7,830             5,543            68,099            41,530            3,999             1,755
         (9,824)          (26,775)       (1,644,009)       (4,733,793)          (9,703)          (14,142)
     ----------        ----------        ----------        ----------         --------          --------
           (589)           (2,943)          204,597            59,310           (2,181)           (4,718)
     ----------        ----------        ----------        ----------         --------          --------
            112               211           300,900           237,251              924             1,449
          4,068             2,916            13,111             7,288            1,310               594
         (5,951)           (6,073)         (258,125)         (233,306)          (3,832)           (3,266)
     ----------        ----------        ----------        ----------         --------          --------
         (1,771)           (2,946)           55,886            11,233           (1,598)           (1,223)
     ----------        ----------        ----------        ----------         --------          --------

                HARTFORD
         SMALL COMPANY HLS FUND
     ------------------------------
     FOR THE YEAR      FOR THE YEAR
        ENDED             ENDED
     DECEMBER 31,      DECEMBER 31,
         2006              2005
     ------------      ------------
      $    2,224        $   (2,447)
         280,208           162,093
        (107,789)           52,581
           1,839               972
      ----------        ----------
         176,482           213,199
      ----------        ----------
          (1,995)               --
            (310)               --
        (166,251)               --
         (46,960)               --
              --                --
              --                --
      ----------        ----------
        (215,516)               --
      ----------        ----------
         351,795           472,718
         168,246                --
        (372,191)         (535,159)
      ----------        ----------
         147,850           (62,441)
      ----------        ----------
         127,914            16,785
          47,270                --
         (77,994)          (65,326)
      ----------        ----------
          97,190           (48,541)
      ----------        ----------
         245,040          (110,982)
      ----------        ----------
         206,006           102,217
       1,237,581         1,135,364
      ----------        ----------
      $1,443,587        $1,237,581
      ==========        ==========
              --        $        1
      ==========        ==========
          17,120            27,806
           8,874                --
         (17,994)          (31,760)
      ----------        ----------
           8,000            (3,954)
      ----------        ----------
           6,160               961
           2,541                --
          (3,776)           (3,946)
      ----------        ----------
           4,925            (2,985)
      ----------        ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                        HARTFORD                        HARTFORD
                                                                SMALLCAP GROWTH HLS FUND             STOCK HLS FUND
                                                              ----------------------------    ----------------------------
                                                              FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                                                 ENDED           ENDED           ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  2006            2005            2006            2005
                                                              ------------    ------------    ------------    ------------
OPERATIONS:
  Net investment income (loss)..............................   $    3,507      $   1,122      $    65,537     $    69,252
  Net realized gain (loss) on investments, futures, options
    and swap contracts and foreign currency transactions....       69,364         78,932          646,070         542,806
  Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency
    transactions............................................      (13,942)        13,575           (4,441)        (91,561)
  Payments from (to) affiliate..............................         (229)         1,892            5,820              --
                                                               ----------      ---------      -----------     -----------
  Net increase in net assets resulting from operations......       58,700         95,521          712,986         520,497
                                                               ----------      ---------      -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................       (2,690)        (2,640)         (57,414)        (91,246)
    Class IB................................................         (351)          (359)          (7,809)        (11,661)
  From net realized gain on investments
    Class IA................................................      (49,201)       (38,240)        (250,786)             --
    Class IB................................................      (18,032)       (14,866)         (42,418)             --
  From tax-return of capital
    Class IA................................................           --         (9,243)              --              --
    Class IB................................................           --         (3,594)              --              --
                                                               ----------      ---------      -----------     -----------
    Total distributions.....................................      (70,274)       (68,942)        (358,427)       (102,907)
                                                               ----------      ---------      -----------     -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................      167,603        556,140          162,487         288,047
      Issued on reinvestment of distributions...............       51,891         50,123          308,200          91,246
      Redeemed..............................................     (171,018)      (424,352)      (1,065,093)     (1,611,066)
                                                               ----------      ---------      -----------     -----------
    Total capital share transactions........................       48,476        181,911         (594,406)     (1,231,773)
                                                               ----------      ---------      -----------     -----------
    Class IB
      Sold..................................................       79,810         77,064           33,536         103,222
      Issued on reinvestment of distributions...............       18,383         18,820           50,227          11,661
      Redeemed..............................................      (91,120)       (33,653)        (144,888)       (119,161)
                                                               ----------      ---------      -----------     -----------
    Total capital share transactions........................        7,073         62,231          (61,125)         (4,278)
                                                               ----------      ---------      -----------     -----------
         Net increase (decrease) from capital share
           transactions.....................................       55,549        244,142         (655,531)     (1,236,051)
                                                               ----------      ---------      -----------     -----------
         Net increase (decrease) in net assets..............       43,975        270,721         (300,972)       (818,461)
NET ASSETS:
  Beginning of period.......................................      976,027        705,306        5,557,775       6,376,236
                                                               ----------      ---------      -----------     -----------
  End of period.............................................   $1,020,002      $ 976,027      $ 5,256,803     $ 5,557,775
                                                               ==========      =========      ===========     ===========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................   $       --      $      --      $     4,252     $       835
                                                               ==========      =========      ===========     ===========
SHARE ACTIVITY:
    Class IA
      Sold..................................................        7,759         27,199            3,194           6,202
      Issued on reinvestment of distributions...............        2,481          2,423            5,888           1,889
      Redeemed..............................................       (8,077)       (20,752)         (20,812)        (34,543)
                                                               ----------      ---------      -----------     -----------
    Total share activity....................................        2,163          8,870          (11,730)        (26,452)
                                                               ----------      ---------      -----------     -----------
    Class IB
      Sold..................................................        3,701          3,811              656           2,244
      Issued on reinvestment of distributions...............          881            912              962             242
      Redeemed..............................................       (4,435)        (1,643)          (2,835)         (2,555)
                                                               ----------      ---------      -----------     -----------
    Total share activity....................................          147          3,080           (1,217)            (69)
                                                               ----------      ---------      -----------     -----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                           HARTFORD
             HARTFORD             U.S. GOVERNMENT SECURITIES             HARTFORD                       HARTFORD
    TOTAL RETURN BOND HLS FUND             HLS FUND                   VALUE HLS FUND          VALUE OPPORTUNITIES HLS FUND
    ---------------------------   ---------------------------   ---------------------------   -----------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED           ENDED           ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
        2006           2005           2006           2005           2006           2005           2006            2005
    ------------   ------------   ------------   ------------   ------------   ------------   -------------   -------------
     $  185,710    $   146,946     $   41,615     $  30,650       $  4,580      $   4,025       $  7,275        $   4,539
        (23,745)         8,818         (8,996)      (10,913)        36,922         10,537         46,699           35,150
         22,008        (70,299)         4,926        (7,426)        30,229          9,277         47,434            2,149
            107             --             --            --             33             --            280               --
     ----------    -----------     ----------     ---------       --------      ---------       --------        ---------
        184,080         85,465         37,545        12,311         71,764         23,839        101,688           41,838
     ----------    -----------     ----------     ---------       --------      ---------       --------        ---------
       (146,134)      (197,249)       (22,204)      (15,790)        (3,189)        (4,525)        (5,905)          (5,185)
        (46,861)       (74,748)       (10,055)       (8,805)        (1,169)        (2,537)        (1,488)          (1,585)
           (400)       (19,030)            --            --         (6,002)        (2,309)       (51,405)          (8,272)
           (149)        (7,689)            --            --         (3,835)        (1,626)       (18,120)          (3,381)
             --             --             --            --             --             --             --               --
             --             --             --            --             --             --             --               --
     ----------    -----------     ----------     ---------       --------      ---------       --------        ---------
       (193,544)      (298,716)       (32,259)      (24,595)       (14,195)       (10,997)       (76,918)         (18,423)
     ----------    -----------     ----------     ---------       --------      ---------       --------        ---------
        692,110      1,473,648        263,885       755,831         87,474        155,582        124,587          290,951
        146,534        216,279         22,204        15,790          9,192          6,834         57,311           13,458
       (533,586)    (1,298,118)      (169,642)     (696,805)       (48,293)      (138,656)       (81,630)        (190,552)
     ----------    -----------     ----------     ---------       --------      ---------       --------        ---------
        305,058        391,809        116,447        74,816         48,373         23,760        100,268          113,857
     ----------    -----------     ----------     ---------       --------      ---------       --------        ---------
        114,885        176,135         31,121        67,804         27,688         22,364         30,780           90,102
         47,010         82,437         10,055         8,805          5,003          4,163         19,607            4,966
       (189,475)      (121,501)       (75,234)      (42,744)       (35,942)       (22,574)       (44,699)         (31,632)
     ----------    -----------     ----------     ---------       --------      ---------       --------        ---------
        (27,580)       137,071        (34,058)       33,865         (3,251)         3,953          5,688           63,436
     ----------    -----------     ----------     ---------       --------      ---------       --------        ---------
        277,478        528,880         82,389       108,681         45,122         27,713        105,956          177,293
     ----------    -----------     ----------     ---------       --------      ---------       --------        ---------
        268,014        315,629         87,675        96,397        102,691         40,555        130,726          200,708
      3,813,715      3,498,086        914,927       818,530        323,426        282,871        542,073          341,365
     ----------    -----------     ----------     ---------       --------      ---------       --------        ---------
     $4,081,729    $ 3,813,715     $1,002,602     $ 914,927       $426,117      $ 323,426       $672,799        $ 542,073
     ==========    ===========     ==========     =========       ========      =========       ========        =========
     $    4,639    $    13,086     $   42,556     $  32,259       $    332      $     128       $    345        $     282
     ==========    ===========     ==========     =========       ========      =========       ========        =========
         61,030        124,101         23,908        67,835          7,229         14,333          6,343           16,008
         13,029         18,858          2,082         1,426            773            622          3,023              738
        (47,107)      (109,269)       (15,347)      (62,553)        (4,040)       (12,792)        (4,203)         (10,428)
     ----------    -----------     ----------     ---------       --------      ---------       --------        ---------
         26,952         33,690         10,643         6,708          3,962          2,163          5,163            6,318
     ----------    -----------     ----------     ---------       --------      ---------       --------        ---------
         10,191         14,913          2,843         6,089          2,289          2,074          1,570            5,028
          4,198          7,228            946           798            427            381          1,042              274
        (16,792)       (10,349)        (6,870)       (3,858)        (2,997)        (2,073)        (2,322)          (1,761)
     ----------    -----------     ----------     ---------       --------      ---------       --------        ---------
         (2,403)        11,792         (3,081)        3,029           (281)           382            290            3,541
     ----------    -----------     ----------     ---------       --------      ---------       --------        ---------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

1.  ORGANIZATION:

    The Hartford HLS Funds serve as underlying investment vehicles for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company ("HLIC") and its affiliates and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

    Hartford Series Fund, Inc. is comprised of twenty-six portfolios, each a "Fund" or together the "Funds" (they are Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS
    Fund) and Hartford HLS Series Fund II, Inc. is comprised of ten portfolios, four are included in these financial statements, each a "Fund" or together the "Funds" (they are Hartford Growth Opportunities HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund) (the "Companies"). The Companies are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"), as diversified open-end management investment companies, except for Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund, which are non-diversified.

    Each Fund is divided into Class IA and Class IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution fees charged pursuant to Distribution and Service Plans. These Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act.

    Indemnifications: Under the Funds' organizational documents, their directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds' enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. generally accepted accounting principles in the investment company industry:

    a) Security Transactions -- Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

    b) Security Valuation and Investment Income -- Except for Hartford Money Market HLS Fund, the Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is primarily traded but before the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time, referred to as the "Valuation Time") that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund's Board of Directors which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund's shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV per share.

        Debt securities (other than short-term investments and Senior Floating Rate Interests), held by the Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Senior Floating Rate Interests generally trade in over-the-counter markets and are priced through an unaffiliated pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service,

--------------------------------------------------------------------------------

       but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Hartford Money Market HLS Fund's investments and investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

        Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the "Primary Market") at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. System ("Nasdaq") or another over-the-counter ("OTC") market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is primarily traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be the most recent bid quotation on such exchange or market at the Valuation Time.

        Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

        Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

        Futures contracts shall be valued at the final settlement price reported by the applicable futures exchange. If there were no trades as of the valuation day, then the contract shall be valued at the closing bid price as of the Valuation Time.

        Financial instruments for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors.

        A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time. In the event that the applicable pricing service cannot provide the spot currency rates and forward currency rates in a timely fashion, such rates may be obtained from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors.

        Swaps and other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund's Board of Directors.

        Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

    c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included within the net realized and unrealized gain or loss on investments in the accompanying financial statements.

        Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    d) Securities Lending -- The Funds, except for the Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash, which is then invested in short-term money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following day. As with other extensions of credit, these Funds may bear the risk of delay in recovery of loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially.

    e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (Hartford Investment Management), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), or Wellington Management Company LLP (Wellington). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

    f) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest receivable.

        Certain Funds, together with other investment management companies having investment advisory agreements with Wellington, have an interest in joint repurchase agreements dated 12/29/06 in the amount of $2,097,116 due 01/02/07 with the brokers indicated in the table below. These joint repurchase agreements are collateralized as follows:

                                                        COLLATERAL        COLLATERAL          COLLATERAL        COLLATERAL
        BROKER                     RATE    PRINCIPAL      VALUE         SECURITY TYPE         COUPON RATE        MATURITY
        ------                     ----    ---------    ----------    ------------------    ---------------    ------------
        Bank of America..........  5.31%   $475,000      $484,500     FNMA                           5.00%            2034
        BNP Paribas..............  5.31%    655,000       668,100     FHLMC                  5.00% - 5.50%     2035 - 2036
                                                                      FNMA                   5.00% - 6.00%     2020 - 2036
        Deutsche Bank............  4.80%      7,116         7,226     U.S. Treasury Bill            4.825%            2007
        Deutsche Bank............  5.30%    410,000       418,200     FHLMC                  4.50% - 8.00%     2116 - 2036
        Morgan Stanley...........  5.30%    140,000       142,800     FHLMC                  4.00% - 6.50%     2008 - 2046
                                                                      FNMA                   4.50% - 7.06%     2009 - 2046
        UBS Securities LLC.......  5.31%    410,000       418,203     FNLMC                  4.50% - 8.00%     2007 - 2036
                                                                      FNMA                   4.50% - 6.00%     2018 - 2046

        The amount to be received upon maturity of each Fund's repurchase agreement is as follows:

                                                                        MATURITY
        FUND                                                             AMOUNT
        ----                                                            --------
        Hartford Advisers HLS Fund..................................    $ 84,691
        Hartford Capital Appreciation HLS Fund......................     369,759
        Hartford Disciplined Equity HLS Fund........................      54,512
        Hartford Dividend and Growth HLS Fund.......................      75,643
        Hartford Equity Income HLS Fund.............................       7,435
        Hartford Focus HLS Fund.....................................         623
        Hartford Global Advisers HLS Fund...........................      16,679
        Hartford Global Communications HLS Fund.....................         351
        Hartford Global Financial HLS Fund..........................         200
        Hartford Global Health HLS Fund.............................       3,200
        Hartford Global Leaders HLS Fund............................       7,955
        Hartford Global Technology HLS Fund.........................         883
        Hartford Growth HLS Fund....................................       1,924
        Hartford Growth Opportunities HLS Fund......................      40,840
        Hartford International Capital Appreciation HLS Fund........      25,310
        Hartford International Opportunities HLS Fund...............      23,806
        Hartford International Small Company HLS Fund...............       3,059
        Hartford MidCap HLS Fund....................................      83,453
        Hartford MidCap Value HLS Fund..............................      10,907
        Hartford Small Company HLS Fund.............................       3,463
        Hartford SmallCap Growth HLS Fund...........................       1,091
        Hartford Stock HLS Fund.....................................       8,922
        Hartford Value HLS Fund.....................................      11,435
        Hartford Value Opportunities HLS Fund.......................       8,541

        Certain Funds, together with other investment management companies having investment advisory agreements with Hartford Investment Management, have an interest in joint repurchase agreements dated 12/29/06 in the amount of $697,665 due 01/02/07 with the brokers indicated in the table below. These joint repurchase agreements are collateralized as follows:

                                                             COLLATERAL        COLLATERAL           COLLATERAL        COLLATERAL
        BROKER                          RATE    PRINCIPAL      VALUE          SECURITY TYPE         COUPON RATE        MATURITY
        ------                          ----    ---------    ----------    -------------------    ---------------    ------------
        BNP Paribas...................  4.75%   $250,000      $255,050     U.S. Treasury Bonds     5.25% - 8.50%       2020-2029
        RBS Greenwich Capital
          Markets.....................  4.75%    197,665       201,624     U.S. Treasury Note             12.00%            2013
        UBS Securities LLC............  4.75%    250,000       255,262     U.S. Treasury Bonds    8.125% - 8.875%      2017-2021
                                                                           U.S. Treasury Note             11.75%            2014

--------------------------------------------------------------------------------

        The amount to be received upon maturity of each Fund's repurchase agreement is as follows:

                                                                        MATURITY
        FUND                                                             AMOUNT
        ----                                                            --------
        Hartford Index HLS Fund.....................................    $ 13,734
        Hartford Mortgage Securities HLS Fund.......................       8,186
        Hartford Small Company HLS Fund.............................      21,069
        Hartford SmallCap Growth HLS Fund...........................       2,316
        Hartford Total Return Bond HLS Fund.........................     309,937
        Hartford U.S. Government Securities HLS Fund................     106,677

    g) Futures and Options Transactions -- Certain Funds may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into futures contracts, they are required to deposit with a futures commission merchant an amount of initial margin of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds.

        At any time prior to the expiration of the futures contract, a Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

        The use of futures contracts involve elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds' strategies and potentially result in loss. Certain Funds, as shown in the Schedule of Investments, had outstanding futures contracts as of December 31, 2006.

        The premium paid by the Funds for the purchase of a call or put option is included in the Funds' Statements of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

        The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, which is recorded on the Funds' Statements of Assets and Liabilities and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. Transactions involving written option contracts for the Funds during the year ended December 31, 2006, are summarized below:

                                                                      HARTFORD CAPITAL APPRECIATION HLS FUND
                                                                             OPTION CONTRACTS ACTIVITY
                                                                               DURING THE YEAR ENDED
                                                                                 DECEMBER 31, 2006
                                                                      ---------------------------------------
        CALL OPTIONS WRITTEN DURING THE PERIOD                        NUMBER OF CONTRACTS*    PREMIUM AMOUNTS
        --------------------------------------                        --------------------    ---------------
        Beginning of the period.....................................             --               $    --
        Written.....................................................         42,696                 7,385
        Expired.....................................................             --                    --
        Closed......................................................        (42,696)               (7,385)
        Exercised...................................................             --                    --
                                                                            -------               -------
        End of the period...........................................             --               $    --
                                                                            =======               =======

                                                                       HARTFORD DISCIPLINED EQUITY HLS FUND
                                                                             OPTION CONTRACTS ACTIVITY
                                                                               DURING THE YEAR ENDED
                                                                                 DECEMBER 31, 2006
                                                                      ---------------------------------------
        CALL OPTIONS WRITTEN DURING THE PERIOD                        NUMBER OF CONTRACTS*    PREMIUM AMOUNTS
        --------------------------------------                        --------------------    ---------------
        Beginning of the period.....................................             --               $   --
        Written.....................................................         14,931                1,225
        Expired.....................................................         (4,239)                (259)
        Closed......................................................         (7,661)                (689)
        Exercised...................................................           (509)                 (69)
                                                                             ------               ------
        End of the period...........................................          2,522               $  208
                                                                             ======               ======

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                         HARTFORD GLOBAL ADVISERS HLS FUND
                                                                             OPTION CONTRACTS ACTIVITY
                                                                               DURING THE YEAR ENDED
                                                                                 DECEMBER 31, 2006
                                                                      ---------------------------------------
        CALL OPTIONS WRITTEN DURING THE PERIOD                        NUMBER OF CONTRACTS*    PREMIUM AMOUNTS
        --------------------------------------                        --------------------    ---------------
        Beginning of the period.....................................               --              $ --
        Written.....................................................        2,020,000                19
        Expired.....................................................               --                --
        Closed......................................................       (2,020,000)              (19)
        Exercised...................................................               --                --
                                                                          -----------              ----
        End of the period...........................................               --              $ --
                                                                          ===========              ====

        * The number of contracts does not omit 000's.

    h) Forward Foreign Currency Contracts -- At December 31, 2006, certain Funds, as shown in the Schedule of Investments, entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

        Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

    i) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. Certain Funds had investments in indexed securities, as of December 31, 2006, as shown in the Schedule of Investments under Exchange Traded Funds.

    j) (1) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (IRC) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of regulated investment companies. The Funds have distributed substantially all of their income and capital gains in prior years and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

    j) (2) The tax character of distributions paid for the periods indicated is as follows (as adjusted for dividends payable):

                                                                      FOR THE YEAR ENDED              FOR THE YEAR ENDED
                                                                      DECEMBER 31, 2006                DECEMBER 31, 2005
                                                                    ----------------------    -----------------------------------
                                                                                LONG-TERM                 LONG-TERM        TAX
                                                                    ORDINARY     CAPITAL      ORDINARY     CAPITAL      RETURN OF
        FUND                                                         INCOME       GAINS        INCOME       GAINS        CAPITAL
        ----                                                        --------    ----------    --------    ----------    ---------
        Hartford Advisers HLS Fund................................  $515,345    $  282,069    $471,157    $  250,471    $138,672
        Hartford Capital Appreciation HLS Fund....................   787,497     1,177,329     340,357     1,659,106          --
        Hartford Disciplined Equity HLS Fund......................    17,225            --      14,155            --          --
        Hartford Dividend and Growth HLS Fund.....................   138,240       486,777     149,221       242,526          --
        Hartford Equity Income HLS Fund...........................     7,996           787       4,870            --          --
        Hartford Focus HLS Fund...................................     3,929         3,223       2,083         2,526          --
        Hartford Global Advisers HLS Fund.........................    17,582         6,391      14,813            --          --
        Hartford Global Communications HLS Fund...................     1,350         3,813       1,031            68          --
        Hartford Global Financial Services HLS Fund...............     1,063         1,043       1,163            36          --
        Hartford Global Health HLS Fund...........................    22,014        39,823       7,034        22,013          --
        Hartford Global Leaders HLS Fund..........................    29,720        44,208       8,693            --          --
        Hartford Global Technology HLS Fund.......................        --            --         286            --          --
        Hartford Growth HLS Fund..................................     2,054        33,419       4,299        15,645          --
        Hartford Growth Opportunities HLS Fund....................    48,149        89,358       1,991        73,463          --
        Hartford High Yield HLS Fund..............................   103,905            --      48,629            --          --
        Hartford Index HLS Fund...................................    30,059       203,364      37,778        63,847          --
        Hartford International Capital Appreciation HLS Fund......    47,161        22,551      23,969         6,376          --
        Hartford International Opportunities HLS Fund.............   109,112        79,473          --            --          --
        Hartford International Small Company HLS Fund.............    32,458        17,566      27,176         8,311          --
        Hartford MidCap HLS Fund..................................    65,602       402,928      56,232       332,889          --
        Hartford MidCap Value HLS Fund............................    49,607        99,548      48,142        62,300          --
        Hartford Money Market HLS Fund............................    81,039            --      45,001            --          --

--------------------------------------------------------------------------------

                                                                      FOR THE YEAR ENDED              FOR THE YEAR ENDED
                                                                      DECEMBER 31, 2006                DECEMBER 31, 2005
                                                                    ----------------------    -----------------------------------
                                                                                LONG-TERM                 LONG-TERM        TAX
                                                                    ORDINARY     CAPITAL      ORDINARY     CAPITAL      RETURN OF
        FUND                                                         INCOME       GAINS        INCOME       GAINS        CAPITAL
        ----                                                        --------    ----------    --------    ----------    ---------
        Hartford Mortgage Securities HLS Fund.....................  $ 57,422    $       --    $ 26,865    $       --    $     --
        Hartford Small Company HLS Fund...........................    32,940       182,576          --            --          --
        Hartford SmallCap Growth HLS Fund.........................     5,050        65,224      12,859        43,245      12,838
        Hartford Stock HLS Fund...................................   128,118       230,309     102,907            --          --
        Hartford Total Return Bond HLS Fund.......................   192,995           549     286,964        11,752          --
        Hartford U.S. Government Securities HLS Fund..............    32,259            --      24,595            --          --
        Hartford Value HLS Fund...................................     5,204         8,991       7,062         3,935          --
        Hartford Value Opportunities HLS Fund.....................    34,290        42,628      12,269         6,154          --

        As of December 31, 2006, the components of distributable earnings (deficit) on a tax basis were as follows:

                                                                                                                         TOTAL
                                                UNDISTRIBUTED    UNDISTRIBUTED     ACCUMULATED       UNREALIZED       ACCUMULATED
                                                  ORDINARY         LONG-TERM      CAPITAL GAINS     APPRECIATION       EARNINGS
        FUND                                       INCOME        CAPITAL GAIN       (LOSSES)*      (DEPRECIATION)@     (DEFICIT)
        ----                                    -------------    -------------    -------------    ---------------    -----------
        Hartford Advisers HLS Fund............     $76,281         $ 52,423         $     --         $  426,510       $  555,214
        Hartford Capital Appreciation HLS
          Fund................................      81,234          433,398               --          2,462,262        2,976,894
        Hartford Disciplined Equity HLS
          Fund................................       1,000               --          (17,969)           228,085          211,116
        Hartford Dividend and Growth HLS
          Fund................................      21,396           67,413               --          1,517,063        1,605,872
        Hartford Equity Income HLS Fund.......       1,993           15,828               --             61,246           79,067
        Hartford Focus HLS Fund...............       5,855              956               --              4,174           10,985
        Hartford Global Advisers HLS Fund.....       3,215            4,741               --             32,875           40,831
        Hartford Global Communications HLS
          Fund................................         599            4,848               --              5,470           10,917
        Hartford Global Financial Services HLS
          Fund................................         842            6,585               --              6,837           14,264
        Hartford Global Health HLS Fund.......         548           11,186               --             68,547           80,281
        Hartford Global Leaders HLS Fund......      14,597           18,965             (389)           189,557          222,730
        Hartford Global Technology HLS Fund...          --               --          (49,595)            20,063          (29,532)
        Hartford Growth HLS Fund..............          75           12,139               --             44,429           56,643
        Hartford Growth Opportunities HLS
          Fund................................      17,980           11,359               --            183,441          212,780
        Hartford High Yield HLS Fund..........         993               --          (33,053)            13,825          (18,235)
        Hartford Index HLS Fund...............       1,537            6,441               --            354,533          362,511
        Hartford International Capital
          Appreciation HLS Fund...............      13,697           15,666               --            142,961          172,324
        Hartford International Opportunities
          HLS Fund............................      15,677           58,669           (5,720)           297,213          365,839
        Hartford International Small Company
          HLS Fund............................       5,706            7,457               --             51,637           64,800
        Hartford MidCap HLS Fund..............      11,206           59,465               --            380,509          451,180
        Hartford MidCap Value HLS Fund........      33,678          131,152               --            184,421          349,251
        Hartford Mortgage Securities HLS
          Fund................................         879               --          (19,936)            (3,082)         (22,139)
        Hartford Small Company HLS Fund.......      26,151           33,773               --            138,496          198,420
        Hartford SmallCap Growth HLS Fund.....       1,061            1,357               --             85,892           88,310
        Hartford Stock HLS Fund...............      52,671           57,643               --            365,274          475,588
        Hartford Total Return Bond HLS Fund...       4,098               --          (40,586)              (475)         (36,963)
        Hartford U.S. Government Securities
          HLS Fund............................      42,556               --          (31,992)            (3,193)           7,371
        Hartford Value HLS Fund...............       3,709           33,289               --             80,733          117,731
        Hartford Value Opportunities HLS
          Fund................................       4,140            8,321               --             98,634          111,095

          * Certain Funds had capital loss carryforwards that are identified in
            Note 2 (j) (4).
         @ The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark-to-market of Passive Foreign Investment Companies and basis differences in real estate investment trusts.

    j)  (3) Reclassification of Capital Accounts:

        In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present accumulated undistributed (distribution in excess of) net investment income and accumulated net realized gains (losses) on investments on a tax basis which is considered to be more informative to a shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency, distributions representing a return of capital, class action settlements received, expiration of capital loss carryforwards, expiration of net operating losses, and net operating losses that reduce short-term capital gain distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

       shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2006, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                       ACCUMULATED       ACCUMULATED
                                                                      UNDISTRIBUTED      NET REALIZED
                                                                      NET INVESTMENT    GAIN (LOSS) ON    PAID-IN-
        FUND                                                          INCOME (LOSS)      INVESTMENTS      CAPITAL
        ----                                                          --------------    --------------    --------
        Hartford Advisers HLS Fund..................................     $  2,798          $ (2,798)      $     --
        Hartford Capital Appreciation HLS Fund......................       62,578           (62,578)            --
        Hartford Disciplined Equity HLS Fund........................          (63)               64             (1)
        Hartford Dividend and Growth HLS Fund.......................         (340)              340             --
        Hartford Equity Income HLS Fund.............................          (21)               21             --
        Hartford Focus HLS Fund.....................................          (23)               24             (1)
        Hartford Global Advisers HLS Fund...........................          (35)               35             --
        Hartford Global Communications HLS Fund.....................           (2)                2             --
        Hartford Global Financial Services HLS Fund.................            4                (4)            --
        Hartford Global Health HLS Fund.............................           (9)                9             --
        Hartford Global Leaders HLS Fund............................         (905)              905             --
        Hartford Global Technology HLS Fund.........................          584                32           (616)
        Hartford Growth HLS Fund....................................          (99)               99             --
        Hartford Growth Opportunities HLS Fund......................         (249)              249             --
        Hartford High Yield HLS Fund................................         (167)            8,921         (8,754)
        Hartford Index HLS Fund.....................................         (298)              298             --
        Hartford International Capital Appreciation HLS Fund........          295              (295)            --
        Hartford International Opportunities HLS Fund...............        1,059            (1,084)            25
        Hartford International Small Company HLS Fund...............        2,692            (2,692)            --
        Hartford MidCap HLS Fund....................................         (839)              839             --
        Hartford MidCap Value HLS Fund..............................         (110)              110             --
        Hartford Mortgage Securities HLS Fund.......................          889              (889)            --
        Hartford Small Company HLS Fund.............................         (559)              559             --
        Hartford SmallCap Growth HLS Fund...........................         (149)              150             (1)
        Hartford Stock HLS Fund.....................................        1,327            (1,328)             1
        Hartford Total Return Bond HLS Fund.........................       (1,269)            1,269             --
        Hartford U.S. Government Securities HLS Fund................          941              (941)            --
        Hartford Value HLS Fund.....................................          (27)               27             --
        Hartford Value Opportunities HLS Fund.......................          (55)               56             (1)

    j)  (4) Capital Loss Carryforwards:

        At December 31, 2006 (tax year-end), the following Funds had capital loss carryforwards for U.S. Federal income tax purposes of approximately:

                                                                              YEAR OF EXPIRATION
                                              -----------------------------------------------------------------------------------
                                               2007     2008     2009     2010      2011      2012     2013      2014      TOTAL
                                              ------   ------   ------   -------   -------   ------   -------   -------   -------
        Hartford Disciplined Equity HLS
          Fund..............................  $   --   $5,272   $8,430   $   758   $ 3,509   $   --   $    --   $    --   $17,969
        Hartford Global Leaders HLS Fund....      --       --       19       370        --       --        --        --       389
        Hartford Global Technology HLS
          Fund..............................      --       --       --    49,595        --       --        --        --    49,595
        Hartford High Yield HLS Fund........   5,209    3,479      875        --    20,644       --        --     2,846    33,053
        Hartford International Opportunities
          HLS Fund..........................      --      826    3,848     1,046        --       --        --        --     5,720
        Hartford Mortgage Securities HLS
          Fund..............................      --       --       --        --        --    8,992     2,409     8,362    19,763
        Hartford Total Return Bond HLS
          Fund..............................      --       --       --        --        --       --        --    40,586    40,586
        Hartford U.S. Government Securities
          HLS Fund..........................   2,513    1,398       --        --        --    3,025    10,631    13,820    31,387

        Hartford High Yield HLS Fund had expiration of capital loss carryover in the amount of $8,764 in 2006.

        Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of the Hartford Disciplined Equity HLS Fund, Hartford Global Leaders HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund and Hartford Total Return Bond HLS Fund carryforwards may apply.

--------------------------------------------------------------------------------

        For the fiscal year ended December 31, 2006 the following Funds have elected to defer losses occurring between November 1, 2006 and December 31, 2006 as follows:

                                                                      CAPITAL LOSS
        FUND                                                            DEFERRED
        ----                                                          ------------
        Hartford Mortgage Securities HLS Fund.......................      $173
        Hartford U.S. Government Securities HLS Fund................       605

        Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2007.

    k)  Fund Share Valuation and Dividend Distributions to
        Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders or plan participants. The net asset value of each Fund's shares is determined as of the close of each business day of the Exchange. The net asset value per share is determined separately for each class of each Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund's shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

        Dividends are declared pursuant to a policy adopted by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except Hartford Money Market HLS Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

        Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

        Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles with respect to character and timing. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, losses deferred due to wash sales and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund's capital accounts (see Note 2(j)(3)).

    l) Illiquid and Restricted Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on net asset value. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by that Fund's Board of Directors.

    m) Securities Purchased on a When-Issued or Delayed-Delivery
       Basis -- Delivery and payment for securities that have been purchased by the Funds on a forward commitment or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. As of December 31, 2006, the Funds entered into outstanding when-issued or forward commitments as follows:

                                                                       MARKET
        FUND                                                           VALUE
        ----                                                          --------
        Hartford Global Advisers HLS Fund...........................  $ 93,684
        Hartford High Yield HLS Fund................................     4,820
        Hartford Mortgage Securities HLS Fund.......................    81,705
        Hartford Total Return Bond HLS Fund.........................   370,173
        Hartford U.S. Government Securities HLS Fund................   163,522

    n) Credit Risk -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bond prices can fall on bad news about the economy, an industry or a company. The share price, yield and total return of a fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

    o) Senior Floating Rate Interests -- Certain Funds, as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Senior floating rate interests are rated below-investment-grade, which suggests they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

       income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

    p) Prepayment Risks -- Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of senior floating rate interests or securities to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon actual maturity. Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security.

        Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown in the Schedule of Investments.

    q) Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the year. Operating results in the future could vary from the amounts derived from management's estimates.

    r) Credit Default Swaps -- Certain HLS Funds may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, an index, or a basket of issuers. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A "seller's" exposure is limited to the total notional amount of the credit default swap contract. A Fund will generally not buy protection on issuers that are not currently held by such Fund. A Fund, as shown in the Schedule of Investments, had outstanding credit default swaps as of December 31, 2006.

    s) Financial Accounting Standards Board Interpretation No. 48 -- On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 but not before its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the Funds' financial statements has not yet been determined.

    t) Financial Accounting Standards Board Financial Accounting Standard No. 157 -- In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for the Funds' financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statements of Operations for a fiscal period.

3.  EXPENSES:

    a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors), an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders, as applicable.

        The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate the sub-advisers. Investment management and advisory fees are accrued daily and paid monthly.

--------------------------------------------------------------------------------

                           HARTFORD INDEX HLS FUND(1)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $2 billion................................................    0.200%
On next $3 billion.................................................    0.100%
On next $5 billion.................................................    0.080%
Over $10 billion...................................................    0.070%

(1) Effective November 1, 2005, HL Advisors voluntarily agreed to waive management fees of 0.10% of average total net assets until October 31, 2006. Effective November 1, 2006, HL Advisors has permanently reduced its management fees for this fund. The new schedule is as follows:

AVERAGE DAILY NET ASSETS  ANNUAL RATE
------------------------  -----------
On first $2 billion...      0.100%
Over $3 billion...          0.000%

                     HARTFORD MONEY MARKET HLS FUND(2) AND
                     HARTFORD MORTGAGE SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $2 billion................................................    0.250%
On next $3 billion.................................................    0.200%
On next $5 billion.................................................    0.180%
Over $10 billion...................................................    0.170%

(2) Effective January 1, 2007, HL Advisors voluntarily agreed to waive management fees of 0.05% of average total net assets until December 31, 2007.

                            HARTFORD STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.325%
On next $250 million...............................................    0.300%
On next $500 million...............................................    0.275%
Over $1 billion....................................................    0.250%

                            HARTFORD U.S. GOVERNMENT
                              SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $50 million...............................................    0.500%
On next $4.95 billion..............................................    0.450%
On next $5 billion.................................................    0.430%
Over $10 billion...................................................    0.420%

                    HARTFORD CAPITAL APPRECIATION HLS FUND,
                     HARTFORD DISCIPLINED EQUITY HLS FUND,
                     HARTFORD DIVIDEND AND GROWTH HLS FUND,
                       HARTFORD GLOBAL ADVISERS HLS FUND,
                       HARTFORD GLOBAL LEADERS HLS FUND,
                 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND,
                            HARTFORD MIDCAP HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.575%
On next $250 million...............................................    0.525%
On next $500 million...............................................    0.475%
Over $1 billion....................................................    0.425%

                          HARTFORD FOCUS HLS FUND(3),
                  HARTFORD GLOBAL COMMUNICATIONS HLS FUND(4),
                HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND(4),
                        HARTFORD GLOBAL HEALTH HLS FUND,
                      HARTFORD GLOBAL TECHNOLOGY HLS FUND,
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
               AND HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.650%
On next $250 million...............................................    0.600%
Over $500 million..................................................    0.550%

(3) Effective November 1, 2005, HL Advisors voluntarily agreed to waive management fees of 0.10% of average total net assets until October 31, 2006.
(4) Effective September 1, 2005, HL Advisors voluntarily agreed to waive management fees of 0.40% of average total net assets. This management fee waiver was discontinued as of November 1, 2006.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                      HARTFORD EQUITY INCOME HLS FUND(5),
                           HARTFORD GROWTH HLS FUND,
                         HARTFORD MIDCAP VALUE HLS FUND
                          AND HARTFORD VALUE HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.625%
On next $250 million...............................................    0.575%
On next $500 million...............................................    0.525%
Over $1 billion....................................................    0.475%

(5) HL Advisors voluntarily agreed to waive management fees of 0.10% of average total net assets until December 31, 2006.

                    HARTFORD GROWTH OPPORTUNITIES HLS FUND,
                       HARTFORD SMALLCAP GROWTH HLS FUND
                   AND HARTFORD VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................    0.700%
Over $100 million..................................................    0.600%

                           HARTFORD ADVISERS HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.480%
On next $250 million...............................................    0.455%
On next $500 million...............................................    0.445%
Over $1 billion....................................................    0.395%

                      HARTFORD TOTAL RETURN BOND HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.325%
On next $250 million...............................................    0.300%
On next $500 million...............................................    0.275%
On next $4 billion.................................................    0.250%
On next $5 billion.................................................    0.230%
Over $10 billion...................................................    0.220%

                        HARTFORD HIGH YIELD HLS FUND(6)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.575%
On next $250 million...............................................    0.525%
On next $500 million...............................................    0.475%
On next $4 billion.................................................    0.425%
On next $5 billion.................................................    0.405%
Over $10 billion...................................................    0.395%

(6) Effective November 1, 2005, HL Advisors voluntarily agreed to waive management fees of 0.05% of average total net assets until October 31, 2006. This waiver has been continued until October 31, 2007.

                        HARTFORD SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.575%
On next $250 million...............................................    0.525%
On next $500 million...............................................    0.475%
On next $500 million...............................................    0.400%
Over $1.5 billion..................................................    0.350%

        Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford Value HLS Fund and Hartford Value Opportunities HLS Fund.

        Pursuant to investment services agreements between HL Advisors and Hartford Investment Management, Hartford Investment Management provides the day-to-day investment management services to Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Total Return Bond HLS Fund and Hartford U.S. Government Securities HLS Fund.

        Wellington and Hartford Investment Management determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and Hartford Investment Management regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    b) Administrative Services Agreement -- Under the Administrative Services Agreement between HLIC and each of the following Funds; Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford

--------------------------------------------------------------------------------

       International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund, HLIC provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets, except for Hartford Index HLS Fund. Effective November 1, 2006, the Hartford Index HLS Fund pays an administrative service fee of 0.20% for the first $5 billion in average net assets, 0.18% of average net assets for the next $5 billion and 0.17% for average net assets over $10 billion. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HLIC or any other related company. The Funds' administrative services fees are accrued daily and paid monthly.

    c) Accounting Services Agreement -- Under the Fund Accounting Agreement between HLIC and Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisors HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund, HLIC provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.015% of each Fund's average daily net assets. The Funds' accounting services fees are accrued daily and paid monthly.

    d) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each Fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

    e) Fees Paid Indirectly -- The Funds have entered into agreements with State Street Global Advisors, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds' expenses. In addition, the Funds' custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2006, these amounts are included in the Statements of Operations.

        The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the years listed below would have been as follows:

                                       FOR THE YEAR ENDED      FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                       DECEMBER 31, 2006       DECEMBER 31, 2005       DECEMBER 31, 2004
                                      --------------------    --------------------    --------------------
        FUND                          CLASS IA    CLASS IB    CLASS IA    CLASS IB    CLASS IA    CLASS IB
        ----                          --------    --------    --------    --------    --------    --------
        Hartford Advisers HLS
          Fund......................    0.62%       0.87%       0.64%       0.89%       0.66%       0.91%
        Hartford Capital
          Appreciation HLS Fund.....    0.66        0.91        0.67        0.92        0.67        0.92
        Hartford Disciplined Equity
          HLS Fund..................    0.71        0.96        0.72        0.97        0.74        0.99
        Hartford Dividend and Growth
          HLS Fund..................    0.66        0.91        0.66        0.91        0.67        0.92
        Hartford Equity Income HLS
          Fund......................    0.74        0.99        0.75        1.00        0.88        1.13
        Hartford Focus HLS Fund.....    0.83        1.08        0.89        1.14        0.86        1.11
        Hartford Global Advisers HLS
          Fund......................    0.80        1.05        0.77        1.03        0.78        1.03
        Hartford Global
          Communications HLS Fund...    0.64        0.89        0.82        1.06        0.99        1.24
        Hartford Global Financial
          Services HLS Fund.........    0.61        0.86        0.80        1.05        0.94        1.19
        Hartford Global Health HLS
          Fund......................    0.87        1.12        0.86        1.11        0.86        1.11
        Hartford Global Leaders HLS
          Fund......................    0.74        0.99        0.68        0.93        0.68        0.93
        Hartford Global Technology
          HLS Fund..................    0.93        1.18        0.91        1.16        0.83        1.08
        Hartford Growth HLS Fund....    0.82        1.07        0.82        1.07        0.83        1.08
        Hartford Growth
          Opportunities HLS Fund....    0.63        0.88        0.58        0.84        0.57        0.82
        Hartford High Yield HLS
          Fund......................    0.72        0.97        0.76        1.01        0.77        1.02
        Hartford Index HLS Fund.....    0.33        0.58        0.42        0.67        0.44        0.69
        Hartford International
          Capital Appreciation HLS
          Fund......................    0.85        1.10        0.86        1.11        0.89        1.14
        Hartford International
          Opportunities HLS Fund....    0.73        0.98        0.74        0.99        0.74        0.99
        Hartford International Small
          Company HLS Fund..........    0.92        1.17        0.97        1.22        1.01        1.26
        Hartford MidCap HLS Fund....    0.66        0.91        0.68        0.93        0.68        0.93
        Hartford MidCap Value HLS
          Fund......................    0.77        1.02        0.78        1.03        0.78        1.03
        Hartford Money Market HLS
          Fund......................    0.48        0.73        0.49        0.74        0.48        0.73
        Hartford Mortgage Securities
          HLS Fund..................    0.49        0.74        0.49        0.74        0.49        0.74
        Hartford Small Company HLS
          Fund......................    0.70        0.95        0.71        0.96        0.70        0.95
        Hartford SmallCap Growth HLS
          Fund......................    0.62        0.87        0.62        0.87        0.63        0.88
        Hartford Stock HLS Fund.....    0.47        0.72        0.48        0.73        0.48        0.73

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                       FOR THE YEAR ENDED      FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                       DECEMBER 31, 2006       DECEMBER 31, 2005       DECEMBER 31, 2004
                                      --------------------    --------------------    --------------------
        FUND                          CLASS IA    CLASS IB    CLASS IA    CLASS IB    CLASS IA    CLASS IB
        ----                          --------    --------    --------    --------    --------    --------
        Hartford Total Return Bond
          HLS Fund..................    0.49%       0.74%       0.50%       0.75%       0.50%       0.75%
        Hartford U.S. Government
          Securities HLS Fund.......    0.48        0.73        0.47        0.72        0.47        0.72
        Hartford Value HLS Fund.....    0.84        1.09        0.85        1.10        0.85        1.10
        Hartford Value Opportunities
          HLS Fund..................    0.64        0.89        0.64        0.89        0.66        0.91

    f) Distribution Plan for Class IB shares -- Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life, Inc.) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

        The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard. The Funds' distribution fees are accrued daily and paid monthly.

    g) Payments from (to) Affiliate -- The Funds are available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and they are offered directly to certain qualified retirement plans ("Products"). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, did not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life (the issuers of such variable annuity products), the Funds' ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Funds to indemnify the Funds for any material harm caused to the Funds from frequent trading by these contracts owners. Pursuant to the agreement, the following amounts have been paid (received) to (from) the Funds indicated in 2006 and 2005. Amounts are recorded as Payments from
        (to) Affiliate in the Statements of Operations:

        FUND                                                          2006     2005
        ----                                                          -----   ------
        Hartford Disciplined Equity HLS Fund........................  $ 104   $   --
        Hartford Dividend and Growth HLS Fund.......................    398       --
        Hartford Growth HLS Fund....................................    253      440
        Hartford Growth Opportunities HLS Fund......................    257    1,140
        Hartford High Yield HLS Fund................................    129    4,027
        Hartford Index HLS Fund.....................................     90       --
        Hartford MidCap HLS Fund....................................     --      513
        Hartford MidCap Value HLS Fund..............................    821      445
        Hartford Small Company HLS Fund.............................    189      972
        Hartford SmallCap Growth HLS Fund...........................   (350)   1,892
        Hartford Stock HLS Fund.....................................    259       --
        Hartford Total Return Bond HLS Fund.........................    107       --
        Hartford Value Opportunities HLS Fund.......................    220       --

        In 2005, Hartford SmallCap Growth HLS Fund recorded a receivable from affiliate for $494 as an estimate of the total due from affiliate for the calendar year. When the final calculation was completed for the full indemnification period (which ended in 2006), it was determined the payment from affiliate should be only $144. The table above reflects the net payment from affiliate.

        On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC's Division of Enforcement's investigation of aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford paid a total of $39.6 million to the Funds in the amounts indicated below. These amounts were recorded on November 8, 2006 and paid on November 22, 2006. The Hartford settled this matter without admitting or denying the findings of the SEC.

        FUND                                                          AMOUNT
        ----                                                          -------
        Hartford Advisers HLS Fund..................................  $ 6,804
        Hartford Capital Appreciation HLS Fund......................   11,567
        Hartford Disciplined Equity HLS Fund........................      501
        Hartford Dividend and Growth HLS Fund.......................    3,856
        Hartford Focus HLS Fund.....................................      110
        Hartford Global Advisers HLS Fund...........................      572
        Hartford Global Communications HLS Fund.....................       11
        Hartford Global Financial Services HLS Fund.................        6
        Hartford Global Health HLS Fund.............................      116

--------------------------------------------------------------------------------

        FUND                                                          AMOUNT
        ----                                                          -------
        Hartford Global Leaders HLS Fund............................  $ 3,344
        Hartford Global Technology HLS Fund.........................       88
        Hartford Growth HLS Fund....................................       33
        Hartford Growth Opportunities HLS Fund......................      841
        Hartford International Capital Appreciation HLS Fund........       11
        Hartford International Opportunities HLS Fund...............      314
        Hartford International Small Company HLS Fund...............       11
        Hartford MidCap HLS Fund....................................    3,817
        Hartford MidCap Value HLS Fund..............................      159
        Hartford Small Company HLS Fund.............................    1,650
        Hartford SmallCap Growth HLS Fund...........................      121
        Hartford Stock HLS Fund.....................................    5,561
        Hartford Value HLS Fund.....................................       33
        Hartford Value Opportunities HLS Fund.......................       60

        The total return in the financial highlights includes the impact of the Payments from (to) Affiliate. The tables below show the impact of each of the two Payments from (to) Affiliate and the total return for the years ended December 31, 2006 and December 31, 2005, had the Payment from (to) Affiliate been excluded.

                                                          FOR THE YEAR ENDED        FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                                          DECEMBER 31, 2006         DECEMBER 31, 2006         DECEMBER 31, 2006
                                                         --------------------    ------------------------    --------------------
                                                         IMPACT FROM PAYMENT       IMPACT FROM PAYMENT           TOTAL RETURN
                                                          FROM AFFILIATE FOR     FROM (TO) AFFILIATE FOR      EXCLUDING PAYMENTS
                                                            SEC SETTLEMENT        UNRESTRICTED TRANSFERS     FROM (TO) AFFILIATE
                                                         --------------------    ------------------------    --------------------
        FUND                                             CLASS IA    CLASS IB     CLASS IA      CLASS IB     CLASS IA    CLASS IB
        ----                                             --------    --------    ----------    ----------    --------    --------
        Hartford Advisers HLS Fund.....................    0.09%       0.09%            --%           --%     10.61%      10.34%
        Hartford Capital Appreciation HLS Fund.........    0.09        0.09             --            --      16.52       16.23
        Hartford Disciplined Equity HLS Fund...........    0.03        0.03           0.01          0.01      12.41       12.13
        Hartford Dividend and Growth HLS Fund..........    0.06        0.06           0.01          0.01      20.29       19.99
        Hartford Focus HLS Fund........................    0.14        0.15             --            --       9.58        9.30
        Hartford Global Advisers HLS Fund..............    0.17        0.16             --            --       8.67        8.40
        Hartford Global Communications HLS Fund........    0.05        0.05             --            --      21.98       21.67
        Hartford Global Financial Services HLS Fund....    0.02        0.02             --            --      20.79       20.49
        Hartford Global Health HLS Fund................    0.03        0.03             --            --      11.16       10.88
        Hartford Global Leaders HLS Fund...............    0.31        0.32             --            --      13.83       13.54
        Hartford Global Technology HLS Fund............    0.06        0.07             --            --      10.29       10.01
        Hartford Growth HLS Fund.......................    0.01        0.01           0.04          0.04       4.56        4.30
        Hartford Growth Opportunities HLS Fund.........    0.07        0.07           0.02          0.02      11.96       11.70
        Hartford High Yield HLS Fund...................      --          --           0.02          0.02      11.15       10.87
        Hartford Index HLS Fund........................      --          --           0.01          0.01      15.45       15.16
        Hartford International Capital Appreciation HLS
          Fund.........................................      --          --             --            --      24.08       23.77
        Hartford International Opportunities HLS
          Fund.........................................    0.02        0.02             --            --      24.44       24.13
        Hartford International Small Company HLS
          Fund.........................................    0.01        0.00             --            --      29.33       29.01
        Hartford MidCap HLS Fund.......................    0.15        0.15             --            --      11.59       11.31
        Hartford MidCap Value HLS Fund.................    0.02        0.02           0.08          0.09      17.78       17.48
        Hartford Small Company HLS Fund................    0.14        0.14             --            --      14.29       14.00
        Hartford SmallCap Growth HLS Fund..............    0.01        0.01          (0.03)        (0.03)      6.88        6.61
        Hartford Stock HLS Fund........................    0.11        0.12           0.01          0.01      14.53       14.24
        Hartford Total Return Bond HLS Fund............      --          --             --            --       4.80        4.54
        Hartford Value HLS Fund........................    0.01        0.01             --            --      21.81       21.51
        Hartford Value Opportunities HLS Fund..........    0.01        0.01           0.04          0.05      18.97       18.67

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                        FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                                                        DECEMBER 31, 2005        DECEMBER 31, 2005
                                                                      ----------------------    --------------------
                                                                        IMPACT OF PAYMENT           TOTAL RETURN
                                                                        FROM AFFILIATE FOR       EXCLUDING PAYMENT
                                                                      UNRESTRICTED TRANSFERS       FROM AFFILIATE
                                                                      ----------------------    --------------------
        FUND                                                          CLASS IA     CLASS IB     CLASS IA    CLASS IB
        ----                                                          ---------    ---------    --------    --------
        Hartford Growth HLS Fund....................................    0.09%        0.09%        4.58%       4.33%
        Hartford Growth Opportunities HLS Fund......................    0.11         0.11        16.20       15.91
        Hartford High Yield HLS Fund................................    0.57         0.56         1.56        1.29
        Hartford MidCap HLS Fund....................................    0.02         0.02        16.76       16.47
        Hartford MidCap Value HLS Fund..............................    0.04         0.04         9.95        9.67
        Hartford Small Company HLS Fund.............................    0.10         0.10        20.91       20.61
        Hartford SmallCap Growth HLS Fund...........................    0.22         0.22        10.80       10.56

4.  INVESTMENT TRANSACTIONS:

    For the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities for Hartford Money Market HLS Fund were $18,993,247 and $18,729,737, respectively. The cost of purchases and proceeds from sales of securities (excluding short-term investments) for the other portfolios were as follows:

                                                             COST OF             SALES             COST OF             SALES
                                                            PURCHASES          PROCEEDS           PURCHASES          PROCEEDS
                                                            EXCLUDING          EXCLUDING             FOR                FOR
                                                         U.S. GOVERNMENT    U.S. GOVERNMENT    U.S. GOVERNMENT    U.S. GOVERNMENT
    FUND                                                   OBLIGATIONS        OBLIGATIONS        OBLIGATIONS        OBLIGATIONS
    ----                                                 ---------------    ---------------    ---------------    ---------------
    Hartford Advisers HLS Fund.........................    $ 6,986,202        $ 8,318,448        $  798,579         $   1,349,254
    Hartford Capital Appreciation HLS Fund.............     10,255,815         12,028,310                --                    --
    Hartford Disciplined Equity HLS Fund...............      1,170,809            943,574                --                    --
    Hartford Dividend and Growth HLS Fund..............      1,793,071          2,064,383                --                    --
    Hartford Equity Income HLS Fund....................        193,885            102,576                --                    --
    Hartford Focus HLS Fund............................         95,144            110,560                --                    --
    Hartford Global Advisers HLS Fund..................        425,429            506,183            20,495                74,189
    Hartford Global Communications HLS Fund............         14,673             19,900                --                    --
    Hartford Global Financial Services HLS Fund........         27,497             34,252                --                    --
    Hartford Global Health HLS Fund....................        147,539            189,494                --                    --
    Hartford Global Leaders HLS Fund...................      1,398,412          1,545,322                --                    --
    Hartford Global Technology HLS Fund................        197,702            212,073                --                    --
    Hartford Growth HLS Fund...........................        530,313            534,049                --                    --
    Hartford Growth Opportunities HLS Fund.............      1,719,202          1,755,120                --                    --
    Hartford High Yield HLS Fund.......................      1,123,593          1,111,325                --                    --
    Hartford Index HLS Fund............................         75,531            406,235                --                    --
    Hartford International Capital Appreciation HLS
      Fund.............................................      1,258,659          1,173,064                --                    --
    Hartford International Opportunities HLS Fund......      2,073,088          2,046,904                --                    --
    Hartford International Small Company HLS Fund......        388,575            340,481                --                    --
    Hartford MidCap HLS Fund...........................      2,474,703          2,633,946                --                    --
    Hartford MidCap Value HLS Fund.....................        447,722            642,003                --                    --
    Hartford Mortgage Securities HLS Fund..............        772,243            809,679           114,085               119,826
    Hartford Small Company HLS Fund....................      2,353,214          2,342,351                --                    --
    Hartford SmallCap Growth HLS Fund..................        907,716            917,988                --                    --
    Hartford Stock HLS Fund............................      5,128,616          6,056,470                --                    --
    Hartford Total Return Bond HLS Fund................     10,448,823         10,092,089         8,901,151             9,068,329
    Hartford U.S. Government Securities HLS Fund.......      2,322,678          1,928,065         1,027,435             1,256,019
    Hartford Value HLS Fund............................        166,156            142,466                --                    --
    Hartford Value Opportunities HLS Fund..............        337,819            305,251                --                    --

5.  LINE OF CREDIT:

    The Funds, except for the Hartford Money Market HLS Fund, participate in a $650,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended December 31, 2006, the Funds did not have any borrowings under this facility.

                      (This page intentionally left blank)

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        -- SELECTED PER-SHARE DATA(4) --
                                          -------------------------------------------------------------
                                                                                   NET
                                                                                REALIZED
                                                                                   AND
                                          NET ASSET      NET       PAYMENTS    UNREALIZED      TOTAL
                                          VALUE AT    INVESTMENT     FROM         GAIN          FROM
                                          BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT
                                          OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS
                                          ---------   ----------   ---------   -----------   ----------
HARTFORD ADVISERS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $22.53       $ 0.58       $0.02       $  1.81      $  2.41
 Class IB...............................    22.70         0.51        0.02          1.83         2.36
 For the Year Ended December 31, 2005
 Class IA...............................    23.04         0.54          --          1.12         1.66
 Class IB...............................    23.17         0.47          --          1.15         1.62
 For the Year Ended December 31, 2004
 Class IA...............................    22.67         0.51          --          0.33         0.84
 Class IB...............................    22.81         0.48          --          0.30         0.78
 For the Year Ended December 31, 2003
 Class IA...............................    19.59         0.42          --          3.18         3.60
 Class IB...............................    19.72         0.41          --          3.16         3.57
 For the Year Ended December 31, 2002
 Class IA...............................    23.44(5)      0.51(5)       --         (4.10)(5)    (3.59)
 Class IB...............................    23.60(5)      0.46(5)       --         (4.10)(5)    (3.64)
HARTFORD CAPITAL APPRECIATION HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    52.99         0.50        0.04          7.88         8.42
 Class IB...............................    52.75         0.36        0.04          7.83         8.23
 For the Year Ended December 31, 2005
 Class IA...............................    53.43         0.45          --          7.57         8.02
 Class IB...............................    53.18         0.25          --          7.59         7.84
 For the Year Ended December 31, 2004
 Class IA...............................    44.91         0.35          --          8.34         8.69
 Class IB...............................    44.76         0.27          --          8.26         8.53
 For the Year Ended December 31, 2003
 Class IA...............................    31.70         0.26          --         13.17        13.43
 Class IB...............................    31.63         0.19          --         13.10        13.29
 For the Year Ended December 31, 2002
 Class IA...............................    39.75(5)      0.15(5)       --         (8.01)(5)    (7.86)
 Class IB...............................    39.68(5)      0.12(5)       --         (8.03)(5)    (7.91)
HARTFORD DISCIPLINED EQUITY HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    12.66         0.14        0.01          1.42         1.57
 Class IB...............................    12.58         0.13        0.01          1.39         1.53
 For the Year Ended December 31, 2005
 Class IA...............................    12.02         0.12          --          0.67         0.79
 Class IB...............................    11.93         0.08          --          0.68         0.76
 For the Year Ended December 31, 2004
 Class IA...............................    11.20         0.16          --          0.79         0.95
 Class IB...............................    11.14         0.14          --          0.76         0.90
 For the Year Ended December 31, 2003
 Class IA...............................     8.80         0.07          --          2.45         2.52
 Class IB...............................     8.75         0.05          --          2.43         2.48
 For the Year Ended December 31, 2002
 Class IA...............................    11.72(5)      0.05(5)       --         (2.97)(5)    (2.92)
 Class IB...............................    11.67(5)      0.04(5)       --         (2.96)(5)    (2.92)

                                                       -- SELECTED PER-SHARE DATA(4) --
                                          ----------------------------------------------------------

                                                       DISTRIBUTIONS
                                          DIVIDENDS        FROM
                                           FROM NET      REALIZED      DISTRIBUTIONS
                                          INVESTMENT      CAPITAL          FROM            TOTAL
                                            INCOME         GAINS          CAPITAL      DISTRIBUTIONS
                                          ----------   -------------   -------------   -------------
HARTFORD ADVISERS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    $(0.57)       $(1.77)         $   --          $(2.34)
 Class IB...............................     (0.51)        (1.77)             --           (2.28)
 For the Year Ended December 31, 2005
 Class IA...............................     (0.77)        (1.04)          (0.36)          (2.17)
 Class IB...............................     (0.69)        (1.04)          (0.36)          (2.09)
 For the Year Ended December 31, 2004
 Class IA...............................     (0.47)           --              --           (0.47)
 Class IB...............................     (0.42)           --              --           (0.42)
 For the Year Ended December 31, 2003
 Class IA...............................     (0.52)           --              --           (0.52)
 Class IB...............................     (0.48)           --              --           (0.48)
 For the Year Ended December 31, 2002
 Class IA...............................     (0.26)(5)        --(5)           --           (0.26)
 Class IB...............................     (0.24)(5)        --(5)           --           (0.24)
HARTFORD CAPITAL APPRECIATION HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     (0.76)        (7.16)             --           (7.92)
 Class IB...............................     (0.61)        (7.16)             --           (7.77)
 For the Year Ended December 31, 2005
 Class IA...............................     (0.52)        (7.94)             --           (8.46)
 Class IB...............................     (0.33)        (7.94)             --           (8.27)
 For the Year Ended December 31, 2004
 Class IA...............................     (0.17)           --              --           (0.17)
 Class IB...............................     (0.11)           --              --           (0.11)
 For the Year Ended December 31, 2003
 Class IA...............................     (0.22)           --              --           (0.22)
 Class IB...............................     (0.16)           --              --           (0.16)
 For the Year Ended December 31, 2002
 Class IA...............................     (0.19)(5)        --(5)           --           (0.19)
 Class IB...............................     (0.14)(5)        --(5)           --           (0.14)
HARTFORD DISCIPLINED EQUITY HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     (0.15)           --              --           (0.15)
 Class IB...............................     (0.10)           --              --           (0.10)
 For the Year Ended December 31, 2005
 Class IA...............................     (0.15)           --              --           (0.15)
 Class IB...............................     (0.11)           --              --           (0.11)
 For the Year Ended December 31, 2004
 Class IA...............................     (0.13)           --              --           (0.13)
 Class IB...............................     (0.11)           --              --           (0.11)
 For the Year Ended December 31, 2003
 Class IA...............................     (0.12)           --              --           (0.12)
 Class IB...............................     (0.09)           --              --           (0.09)
 For the Year Ended December 31, 2002
 Class IA...............................        --(5)         --(5)           --              --
 Class IB...............................        --(5)         --(5)           --              --

                                               -- RATIOS AND SUPPLEMENTAL DATA --
                                          ---------------------------------------------

                                             NET        NET
                                           INCREASE    ASSET
                                          (DECREASE)   VALUE
                                            IN NET     AT END               NET ASSETS
                                            ASSET        OF      TOTAL       AT END OF
                                            VALUE      PERIOD    RETURN       PERIOD
                                          ----------   ------    ------     -----------
HARTFORD ADVISERS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $  0.07     $22.60     10.70%(7) $ 7,207,926
 Class IB...............................      0.08      22.78     10.43(7)    1,252,293
 For the Year Ended December 31, 2005
 Class IA...............................     (0.51)     22.53      0.07       8,157,354
 Class IB...............................     (0.47)     22.70      6.97       1,366,216
 For the Year Ended December 31, 2004
 Class IA...............................      0.37      23.04      3.74       9,699,374
 Class IB...............................      0.36      23.17      3.48       1,462,319
 For the Year Ended December 31, 2003
 Class IA...............................      3.08      22.67     18.49      10,358,449
 Class IB...............................      3.09      22.81     18.20       1,263,641
 For the Year Ended December 31, 2002
 Class IA...............................     (3.85)     19.59(5) (13.79)      9,249,397
 Class IB...............................     (3.88)     19.72(5) (13.99)        672,078
HARTFORD CAPITAL APPRECIATION HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      0.50      53.49     16.61(7)   11,746,831
 Class IB...............................      0.46      53.21     16.32(7)    2,810,587
 For the Year Ended December 31, 2005
 Class IA...............................     (0.44)     52.99     15.55      11,317,561
 Class IB...............................     (0.43)     52.75     15.26       2,793,612
 For the Year Ended December 31, 2004
 Class IA...............................      8.52      53.43     19.36      10,751,945
 Class IB...............................      8.42      53.18     19.07       2,505,798
 For the Year Ended December 31, 2003
 Class IA...............................     13.21      44.91     42.38       8,912,749
 Class IB...............................     13.13      44.76     42.02       1,579,399
 For the Year Ended December 31, 2002
 Class IA...............................     (8.05)     31.70(5) (19.70)      6,240,859
 Class IB...............................     (8.05)     31.63(5) (19.88)        588,013
HARTFORD DISCIPLINED EQUITY HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      1.42      14.08     12.45(7)    1,401,619
 Class IB...............................      1.43      14.01     12.17(7)      354,559
 For the Year Ended December 31, 2005
 Class IA...............................      0.64      12.66      6.58       1,019,703
 Class IB...............................      0.65      12.58      6.31         340,108
 For the Year Ended December 31, 2004
 Class IA...............................      0.82      12.02      8.41         770,938
 Class IB...............................      0.79      11.93      8.14         270,171
 For the Year Ended December 31, 2003
 Class IA...............................      2.40      11.20     28.82         685,888
 Class IB...............................      2.39      11.14     28.50         155,810
 For the Year Ended December 31, 2002
 Class IA...............................     (2.92)      8.80(5) (24.65)        460,807
 Class IB...............................     (2.92)      8.75(5) (24.85)         58,930

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------
                                                                     RATIO OF
                                           RATIO OF     RATIO OF       NET
                                           EXPENSES     EXPENSES    INVESTMENT
                                          TO AVERAGE   TO AVERAGE     INCOME
                                          NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                            BEFORE       AFTER         NET       TURNOVER
                                          WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                          ----------   ----------   ----------   ---------
HARTFORD ADVISERS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.64%        0.64%        2.24%         87%
 Class IB...............................     0.89         0.89         1.99          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.66         0.65         1.96          89
 Class IB...............................     0.91         0.90         1.72          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.67         0.67         2.16          36
 Class IB...............................     0.92         0.92         1.91          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.67         0.67         2.03          48
 Class IB...............................     0.92         0.92         1.78          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.67         0.67         2.29          47
 Class IB...............................     0.92         0.90         2.07          --
HARTFORD CAPITAL APPRECIATION HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.67         0.67         0.82          73
 Class IB...............................     0.92         0.92         0.57          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.70         0.70         0.78          97
 Class IB...............................     0.95         0.95         0.53          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.70         0.70         0.77          89
 Class IB...............................     0.95         0.95         0.52          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.69         0.69         0.77          94
 Class IB...............................     0.94         0.94         0.52          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.69         0.69         0.64          94
 Class IB...............................     0.94         0.92         0.41          --
HARTFORD DISCIPLINED EQUITY HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.72         0.72         1.19          63
 Class IB...............................     0.97         0.97         0.93          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.74         0.74         1.07          58
 Class IB...............................     0.99         0.99         0.82          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.75         0.75         1.53          62
 Class IB...............................     1.00         1.00         1.28          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.78         0.78         0.89          73
 Class IB...............................     1.03         1.03         0.64          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.79         0.79         0.65          92
 Class IB...............................     1.04         1.02         0.42          --

---------------
(1)  Annualized.
(2)  Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(4) Information presented relates to a share outstanding throughout the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(8) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                        -- SELECTED PER-SHARE DATA(4) --
                                          -------------------------------------------------------------
                                                                                   NET
                                                                                REALIZED
                                                                                   AND
                                          NET ASSET      NET       PAYMENTS    UNREALIZED      TOTAL
                                          VALUE AT    INVESTMENT     FROM         GAIN          FROM
                                          BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT
                                          OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS
                                          ---------   ----------   ---------   -----------   ----------
HARTFORD DIVIDEND AND GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $20.74       $ 0.40       $0.01       $  3.77      $  4.18
 Class IB...............................    20.68         0.35        0.01          3.74         4.10
 For the Year Ended December 31, 2005
 Class IA...............................    20.83         0.36          --          0.87         1.23
 Class IB...............................    20.76         0.29          --          0.89         1.18
 For the Year Ended December 31, 2004
 Class IA...............................    18.77         0.32          --          2.01         2.33
 Class IB...............................    18.72         0.27          --          2.00         2.27
 For the Year Ended December 31, 2003
 Class IA...............................    15.09         0.24          --          3.79         4.03
 Class IB...............................    15.07         0.21          --          3.76         3.97
 For the Year Ended December 31, 2002
 Class IA...............................    18.80(5)      0.25(5)       --         (3.64)(5)    (3.39)
 Class IB...............................    18.79(5)      0.24(5)       --         (3.66)(5)    (3.42)
HARTFORD EQUITY INCOME HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    12.01         0.26          --          2.22         2.48
 Class IB...............................    11.98         0.25          --          2.20         2.45
 For the Year Ended December 31, 2005
 Class IA...............................    11.64         0.21          --          0.36         0.57
 Class IB...............................    11.62         0.17          --          0.36         0.53
 For the Year Ended December 31, 2004
 Class IA...............................    10.75         0.12          --          0.89         1.01
 Class IB...............................    10.74         0.10          --          0.88         0.98
 From inception October 31, 2003 through
   December 31, 2003
 Class IA...............................    10.00         0.02          --          0.75         0.77
 Class IB...............................    10.00         0.02          --          0.74         0.76
HARTFORD FOCUS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    10.56         0.09        0.01          0.82         0.92
 Class IB...............................    10.53         0.06        0.01          0.82         0.89
 For the Year Ended December 31, 2005
 Class IA...............................    10.18         0.10          --          0.87         0.97
 Class IB...............................    10.13         0.04          --          0.89         0.93
 For the Year Ended December 31, 2004
 Class IA...............................     9.90         0.10          --          0.21         0.31
 Class IB...............................     9.86         0.08          --          0.20         0.28
 For the Year Ended December 31, 2003
 Class IA...............................     7.74         0.03          --          2.16         2.19
 Class IB...............................     7.71         0.02          --          2.15         2.17
 For the Year Ended December 31, 2002
 Class IA...............................    10.38(5)      0.03(5)       --         (2.66)(5)    (2.63)
 Class IB...............................    10.37(5)      0.02(5)       --         (2.67)(5)    (2.65)

                                                       -- SELECTED PER-SHARE DATA(4) --
                                          ----------------------------------------------------------

                                                       DISTRIBUTIONS
                                          DIVIDENDS        FROM
                                           FROM NET      REALIZED      DISTRIBUTIONS
                                          INVESTMENT      CAPITAL          FROM            TOTAL
                                            INCOME         GAINS          CAPITAL      DISTRIBUTIONS
                                          ----------   -------------   -------------   -------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    $(0.41)       $(1.72)         $   --          $(2.13)
 Class IB...............................     (0.34)        (1.72)             --           (2.06)
 For the Year Ended December 31, 2005
 Class IA...............................     (0.40)        (0.92)             --           (1.32)
 Class IB...............................     (0.34)        (0.92)             --           (1.26)
 For the Year Ended December 31, 2004
 Class IA...............................     (0.27)           --              --           (0.27)
 Class IB...............................     (0.23)           --              --           (0.23)
 For the Year Ended December 31, 2003
 Class IA...............................     (0.25)        (0.10)             --           (0.35)
 Class IB...............................     (0.22)        (0.10)             --           (0.32)
 For the Year Ended December 31, 2002
 Class IA...............................     (0.23)(5)     (0.09)(5)          --           (0.32)
 Class IB...............................     (0.21)(5)     (0.09)(5)          --           (0.30)
HARTFORD EQUITY INCOME HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     (0.26)        (0.03)             --           (0.29)
 Class IB...............................     (0.21)        (0.03)             --           (0.24)
 For the Year Ended December 31, 2005
 Class IA...............................     (0.20)           --              --           (0.20)
 Class IB...............................     (0.17)           --              --           (0.17)
 For the Year Ended December 31, 2004
 Class IA...............................     (0.12)           --              --           (0.12)
 Class IB...............................     (0.10)           --              --           (0.10)
 From inception October 31, 2003 through
   December 31, 2003
 Class IA...............................     (0.02)           --              --           (0.02)
 Class IB...............................     (0.02)           --              --           (0.02)
HARTFORD FOCUS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     (0.09)        (0.83)             --           (0.92)
 Class IB...............................     (0.05)        (0.83)             --           (0.88)
 For the Year Ended December 31, 2005
 Class IA...............................     (0.19)        (0.40)             --           (0.59)
 Class IB...............................     (0.13)        (0.40)             --           (0.53)
 For the Year Ended December 31, 2004
 Class IA...............................     (0.03)           --              --           (0.03)
 Class IB...............................     (0.01)           --              --           (0.01)
 For the Year Ended December 31, 2003
 Class IA...............................     (0.03)           --              --           (0.03)
 Class IB...............................     (0.02)           --              --           (0.02)
 For the Year Ended December 31, 2002
 Class IA...............................        --(5)      (0.01)(5)          --           (0.01)
 Class IB...............................        --(5)      (0.01)(5)          --           (0.01)

                                               -- RATIOS AND SUPPLEMENTAL DATA --
                                          ---------------------------------------------

                                             NET        NET
                                           INCREASE    ASSET
                                          (DECREASE)   VALUE
                                            IN NET     AT END               NET ASSETS
                                            ASSET        OF      TOTAL       AT END OF
                                            VALUE      PERIOD    RETURN       PERIOD
                                          ----------   ------    ------     -----------
HARTFORD DIVIDEND AND GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $  2.05     $22.79     20.36%(7) $ 5,671,552
 Class IB...............................      2.04      22.72     20.06(7)    1,603,952
 For the Year Ended December 31, 2005
 Class IA...............................     (0.09)     20.74      5.96       4,978,773
 Class IB...............................     (0.08)     20.68      5.70       1,506,556
 For the Year Ended December 31, 2004
 Class IA...............................      2.06      20.83     12.42       4,719,663
 Class IB...............................      2.04      20.76     12.14       1,393,412
 For the Year Ended December 31, 2003
 Class IA...............................      3.68      18.77     26.80       3,927,415
 Class IB...............................      3.65      18.72     26.48         902,779
 For the Year Ended December 31, 2002
 Class IA...............................     (3.71)     15.09(5) (14.23)      2,810,625
 Class IB...............................     (3.72)     15.07(5) (14.42)        327,617
HARTFORD EQUITY INCOME HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      2.19      14.20     20.79         360,210
 Class IB...............................      2.21      14.19     20.49         106,733
 For the Year Ended December 31, 2005
 Class IA...............................      0.37      12.01      4.81         231,151
 Class IB...............................      0.36      11.98      4.56          79,417
 For the Year Ended December 31, 2004
 Class IA...............................      0.89      11.64      9.43          90,197
 Class IB...............................      0.88      11.62      9.16          24,876
 From inception October 31, 2003 through
   December 31, 2003
 Class IA...............................      0.75      10.75     26.80(2)        8,511
 Class IB...............................      0.74      10.74     26.48(2)        1,609
HARTFORD FOCUS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................        --      10.56      9.72(7)       48,852
 Class IB...............................      0.01      10.54      9.45(7)       34,041
 For the Year Ended December 31, 2005
 Class IA...............................      0.38      10.56      9.88          52,679
 Class IB...............................      0.40      10.53      9.60          41,972
 For the Year Ended December 31, 2004
 Class IA...............................      0.28      10.18      3.16          49,519
 Class IB...............................      0.27      10.13      2.90          41,587
 For the Year Ended December 31, 2003
 Class IA...............................      2.16       9.90     28.37          49,891
 Class IB...............................      2.15       9.86     28.05          39,674
 For the Year Ended December 31, 2002
 Class IA...............................     (2.64)      7.74(5) (24.59)         35,237
 Class IB...............................     (2.66)      7.71(5) (24.76)         18,361

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------
                                                                     RATIO OF
                                           RATIO OF     RATIO OF       NET
                                           EXPENSES     EXPENSES    INVESTMENT
                                          TO AVERAGE   TO AVERAGE     INCOME
                                          NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                            BEFORE       AFTER         NET       TURNOVER
                                          WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                          ----------   ----------   ----------   ---------
HARTFORD DIVIDEND AND GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.67%        0.67%        1.77%         27%
 Class IB...............................     0.92         0.92         1.52          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.67         0.67         1.70          26
 Class IB...............................     0.92         0.92         1.45          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.68         0.68         1.73          27
 Class IB...............................     0.93         0.93         1.48          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.69         0.69         1.61          31
 Class IB...............................     0.94         0.94         1.36          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.69         0.69         1.56          43
 Class IB...............................     0.94         0.92         1.33          --
HARTFORD EQUITY INCOME HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.85         0.75         2.32          28
 Class IB...............................     1.10         1.00         2.07          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.86         0.76         2.27          21
 Class IB...............................     1.11         1.01         2.03          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.90         0.90         1.99          18
 Class IB...............................     1.15         1.15         1.74          --
 From inception October 31, 2003 through
   December 31, 2003
 Class IA...............................     1.13(1)      1.13(1)      1.50(1)        2
 Class IB...............................     1.38(1)      1.38(1)      1.25(1)       --
HARTFORD FOCUS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.94         0.85         0.80         112
 Class IB...............................     1.19         1.10         0.55          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.92         0.91         0.77         136
 Class IB...............................     1.17         1.16         0.52          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.90         0.90         1.06         111
 Class IB...............................     1.15         1.15         0.81          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.90         0.90         0.40         129
 Class IB...............................     1.15         1.15         0.15          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.88         0.88         0.40         212
 Class IB...............................     1.13         1.11         0.17          --

---------------
(1)  Annualized.
(2)  Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(4) Information presented relates to a share outstanding throughout the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(8) Per share amounts have been calculated using average shares outstanding method.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                        -- SELECTED PER-SHARE DATA(4) --
                                          -------------------------------------------------------------
                                                                                   NET
                                                                                REALIZED
                                                                                   AND
                                          NET ASSET      NET       PAYMENTS    UNREALIZED      TOTAL
                                          VALUE AT    INVESTMENT     FROM         GAIN          FROM
                                          BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT
                                          OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS
                                          ---------   ----------   ---------   -----------   ----------
HARTFORD GLOBAL ADVISERS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $12.48       $ 0.23       $0.02       $  0.83      $  1.08
 Class IB...............................    12.41         0.20        0.02          0.83         1.05
 For the Year Ended December 31, 2005
 Class IA...............................    12.53         0.21          --          0.20         0.41
 Class IB...............................    12.44         0.23          --          0.14         0.37
 For the Year Ended December 31, 2004
 Class IA...............................    11.15         0.19          --          1.19         1.38
 Class IB...............................    11.09         0.14          --          1.21         1.35
 For the Year Ended December 31, 2003
 Class IA...............................     9.16         0.12          --          1.95         2.07
 Class IB...............................     9.12         0.11          --          1.93         2.04
 For the Year Ended December 31, 2002
 Class IA...............................    10.07(5)     (0.50)(5)      --         (0.41)(5)    (0.91)
 Class IB...............................    10.05(5)     (0.41)(5)      --         (0.52)(5)    (0.93)
HARTFORD GLOBAL COMMUNICATIONS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    10.05         0.18          --          1.47         1.65
 Class IB...............................    10.02         0.14          --          1.47         1.61
 For the Year Ended December 31, 2005
 Class IA...............................     8.84         0.27          --          1.33         1.60
 Class IB...............................     8.79         0.23          --          1.35         1.58
 For the Year Ended December 31, 2004
 Class IA...............................     7.17         0.16          --          1.51         1.67
 Class IB...............................     7.15         0.15          --          1.49         1.64
 For the Year Ended December 31, 2003
 Class IA...............................     4.47         0.01          --          2.69         2.70
 Class IB...............................     4.47         0.01          --          2.67         2.68
 For the Year Ended December 31, 2002
 Class IA...............................     6.37(5)      0.01(5)       --         (1.89)(5)    (1.88)
 Class IB...............................     6.37(5)      0.01(5)       --         (1.89)(5)    (1.88)
HARTFORD GLOBAL FINANCIAL SERVICES HLS
 FUND
 For the Year Ended December 31, 2006
 Class IA...............................    11.57         0.21          --          2.11         2.32
 Class IB...............................    11.55         0.18          --          2.09         2.27
 For the Year Ended December 31, 2005
 Class IA...............................    10.85         0.21          --          0.89         1.10
 Class IB...............................    10.79         0.15          --          0.93         1.08
 For the Year Ended December 31, 2004
 Class IA...............................     9.65         0.18          --          1.02         1.20
 Class IB...............................     9.63         0.17          --          0.99         1.16
 For the Year Ended December 31, 2003
 Class IA...............................     7.51         0.13          --          2.14         2.27
 Class IB...............................     7.50         0.11          --          2.13         2.24
 For the Year Ended December 31, 2002
 Class IA...............................     9.37(5)      0.08(5)       --         (1.86)(5)    (1.78)
 Class IB...............................     9.36(5)      0.07(5)       --         (1.86)(5)    (1.79)

                                                       -- SELECTED PER-SHARE DATA(4) --
                                          ----------------------------------------------------------

                                                       DISTRIBUTIONS
                                          DIVIDENDS        FROM
                                           FROM NET      REALIZED      DISTRIBUTIONS
                                          INVESTMENT      CAPITAL          FROM            TOTAL
                                            INCOME         GAINS          CAPITAL      DISTRIBUTIONS
                                          ----------   -------------   -------------   -------------
HARTFORD GLOBAL ADVISERS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    $(0.38)       $(0.47)         $   --          $(0.85)
 Class IB...............................     (0.32)        (0.47)             --           (0.79)
 For the Year Ended December 31, 2005
 Class IA...............................     (0.46)           --              --           (0.46)
 Class IB...............................     (0.40)           --              --           (0.40)
 For the Year Ended December 31, 2004
 Class IA...............................        --            --              --              --
 Class IB...............................        --            --              --              --
 For the Year Ended December 31, 2003
 Class IA...............................     (0.08)           --              --           (0.08)
 Class IB...............................     (0.07)           --              --           (0.07)
 For the Year Ended December 31, 2002
 Class IA...............................        --(5)         --(5)           --              --
 Class IB...............................        --(5)         --(5)           --              --
HARTFORD GLOBAL COMMUNICATIONS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     (0.18)        (1.73)             --           (1.91)
 Class IB...............................     (0.15)        (1.73)             --           (1.88)
 For the Year Ended December 31, 2005
 Class IA...............................     (0.37)        (0.02)             --           (0.39)
 Class IB...............................     (0.33)        (0.02)             --           (0.35)
 For the Year Ended December 31, 2004
 Class IA...............................        --            --              --              --
 Class IB...............................        --            --              --              --
 For the Year Ended December 31, 2003
 Class IA...............................        --            --              --              --
 Class IB...............................        --            --              --              --
 For the Year Ended December 31, 2002
 Class IA...............................     (0.02)(5)        --(5)           --           (0.02)
 Class IB...............................     (0.02)(5)        --(5)           --           (0.02)
HARTFORD GLOBAL FINANCIAL SERVICES HLS
 FUND
 For the Year Ended December 31, 2006
 Class IA...............................     (0.23)        (0.50)             --           (0.73)
 Class IB...............................     (0.17)        (0.50)             --           (0.67)
 For the Year Ended December 31, 2005
 Class IA...............................     (0.37)        (0.01)             --           (0.38)
 Class IB...............................     (0.31)        (0.01)             --           (0.32)
 For the Year Ended December 31, 2004
 Class IA...............................        --            --              --              --
 Class IB...............................        --            --              --              --
 For the Year Ended December 31, 2003
 Class IA...............................     (0.13)           --              --           (0.13)
 Class IB...............................     (0.11)           --              --           (0.11)
 For the Year Ended December 31, 2002
 Class IA...............................     (0.08)(5)        --(5)           --           (0.08)
 Class IB...............................     (0.07)(5)        --(5)           --           (0.07)

                                               -- RATIOS AND SUPPLEMENTAL DATA --
                                          ---------------------------------------------

                                             NET        NET
                                           INCREASE    ASSET
                                          (DECREASE)   VALUE
                                            IN NET     AT END               NET ASSETS
                                            ASSET        OF      TOTAL       AT END OF
                                            VALUE      PERIOD    RETURN       PERIOD
                                          ----------   ------    ------     -----------
HARTFORD GLOBAL ADVISERS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $  0.23     $12.71      8.84%(7) $   306,498
 Class IB...............................      0.26      12.67      8.56(7)       64,076
 For the Year Ended December 31, 2005
 Class IA...............................     (0.05)     12.48      3.37         332,169
 Class IB...............................     (0.03)     12.41      3.11          71,346
 For the Year Ended December 31, 2004
 Class IA...............................      1.38      12.53     12.75         362,757
 Class IB...............................      1.35      12.44     12.47          86,937
 For the Year Ended December 31, 2003
 Class IA...............................      1.99      11.15     22.26         312,492
 Class IB...............................      1.97      11.09     21.97          41,594
 For the Year Ended December 31, 2002
 Class IA...............................     (0.91)      9.16(5)  (8.95)        269,329
 Class IB...............................     (0.93)      9.12(5)  (9.15)         16,078
HARTFORD GLOBAL COMMUNICATIONS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     (0.26)      9.79     22.03(7)       14,745
 Class IB...............................     (0.27)      9.75     21.72(7)       13,510
 For the Year Ended December 31, 2005
 Class IA...............................      1.21      10.05     18.61          16,542
 Class IB...............................      1.23      10.02     18.32          12,412
 For the Year Ended December 31, 2004
 Class IA...............................      1.67       8.84     23.21          17,537
 Class IB...............................      1.64       8.79     22.90          12,119
 For the Year Ended December 31, 2003
 Class IA...............................      2.70       7.17     60.37          17,302
 Class IB...............................      2.68       7.15     59.97          10,288
 For the Year Ended December 31, 2002
 Class IA...............................     (1.90)      4.47(5) (29.36)          8,177
 Class IB...............................     (1.90)      4.47(5) (29.50)          2,707
HARTFORD GLOBAL FINANCIAL SERVICES HLS
 FUND
 For the Year Ended December 31, 2006
 Class IA...............................      1.59      13.16     20.81(7)       20,921
 Class IB...............................      1.60      13.15     20.51(7)       17,244
 For the Year Ended December 31, 2005
 Class IA...............................      0.72      11.57     10.42          20,433
 Class IB...............................      0.76      11.55     10.14          18,131
 For the Year Ended December 31, 2004
 Class IA...............................      1.20      10.85     12.35          22,010
 Class IB...............................      1.16      10.79     12.07          19,773
 For the Year Ended December 31, 2003
 Class IA...............................      2.14       9.65     30.29          18,940
 Class IB...............................      2.13       9.63     29.96          16,056
 For the Year Ended December 31, 2002
 Class IA...............................     (1.86)      7.51(5) (18.87)         15,486
 Class IB...............................     (1.86)      7.50(5) (19.04)          6,477

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------
                                                                     RATIO OF
                                           RATIO OF     RATIO OF       NET
                                           EXPENSES     EXPENSES    INVESTMENT
                                          TO AVERAGE   TO AVERAGE     INCOME
                                          NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                            BEFORE       AFTER         NET       TURNOVER
                                          WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                          ----------   ----------   ----------   ---------
HARTFORD GLOBAL ADVISERS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.82%        0.82%        1.73%         88%
 Class IB...............................     1.07         1.07         1.48          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.83         0.83         1.59         502
 Class IB...............................     1.09         1.09         1.33          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.84         0.84         1.27         511
 Class IB...............................     1.09         1.09         1.02          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.84         0.84         1.26         455
 Class IB...............................     1.09         1.09         1.01          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.83         0.83         2.05         288
 Class IB...............................     1.08         1.06         1.82          --
HARTFORD GLOBAL COMMUNICATIONS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     1.05         0.68         1.80          54
 Class IB...............................     1.30         0.93         1.54          --
 For the Year Ended December 31, 2005
 Class IA...............................     1.00         0.85         2.55          66
 Class IB...............................     1.25         1.09         2.26          --
 For the Year Ended December 31, 2004
 Class IA...............................     1.01         1.01         1.83          85
 Class IB...............................     1.26         1.26         1.58          --
 For the Year Ended December 31, 2003
 Class IA...............................     1.01         1.01         0.19          90
 Class IB...............................     1.26         1.26        (0.06)         --
 For the Year Ended December 31, 2002
 Class IA...............................     1.01         1.01         0.66         100
 Class IB...............................     1.26         1.24         0.43          --
HARTFORD GLOBAL FINANCIAL SERVICES HLS
 FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.99         0.62         1.59          73
 Class IB...............................     1.24         0.87         1.35          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.96         0.81         1.56          22
 Class IB...............................     1.21         1.06         1.31          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.98         0.98         1.84          77
 Class IB...............................     1.23         1.23         1.59          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.98         0.98         1.63         120
 Class IB...............................     1.23         1.23         1.38          --
 For the Year Ended December 31, 2002
 Class IA...............................     1.15         1.15         1.11          80
 Class IB...............................     1.40         1.38         0.88          --

---------------
(1)  Annualized.
(2)  Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(4) Information presented relates to a share outstanding throughout the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(8) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                        -- SELECTED PER-SHARE DATA(4) --
                                          -------------------------------------------------------------
                                                                                   NET
                                                                                REALIZED
                                                                                   AND
                                          NET ASSET      NET       PAYMENTS    UNREALIZED      TOTAL
                                          VALUE AT    INVESTMENT     FROM         GAIN          FROM
                                          BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT
                                          OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS
                                          ---------   ----------   ---------   -----------   ----------
HARTFORD GLOBAL HEALTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $17.66       $ 0.02       $  --       $  1.75      $  1.77
 Class IB...............................    17.47        (0.02)         --          1.72         1.70
 For the Year Ended December 31, 2005
 Class IA...............................    16.92         0.01          --          1.94         1.95
 Class IB...............................    16.78        (0.01)         --          1.90         1.89
 For the Year Ended December 31, 2004
 Class IA...............................    15.52           --          --          1.95         1.95
 Class IB...............................    15.43        (0.01)         --          1.90         1.89
 For the Year Ended December 31, 2003
 Class IA...............................    11.91         0.01          --          3.81         3.82
 Class IB...............................    11.85           --          --          3.78         3.78
 For the Year Ended December 31, 2002
 Class IA...............................    14.72(5)      0.01(5)       --         (2.79)(5)    (2.78)
 Class IB...............................    14.68(5)      0.01(5)       --         (2.81)(5)    (2.80)
HARTFORD GLOBAL LEADERS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    18.74         0.10        0.05          2.48         2.63
 Class IB...............................    18.66         0.05        0.05          2.47         2.57
 For the Year Ended December 31, 2005
 Class IA...............................    18.41         0.14          --          0.33         0.47
 Class IB...............................    18.32         0.07          --          0.35         0.42
 For the Year Ended December 31, 2004
 Class IA...............................    15.53         0.12          --          2.85         2.97
 Class IB...............................    15.47         0.10          --          2.82         2.92
 For the Year Ended December 31, 2003
 Class IA...............................    11.50         0.07          --          4.02         4.09
 Class IB...............................    11.47         0.04          --          4.00         4.04
 For the Year Ended December 31, 2002
 Class IA...............................    14.43(5)      0.13(5)       --         (2.95)(5)    (2.82)
 Class IB...............................    14.40(5)      0.12(5)       --         (2.96)(5)    (2.84)
HARTFORD GLOBAL TECHNOLOGY HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     5.48        (0.02)         --          0.59         0.57
 Class IB...............................     5.43        (0.04)         --          0.58         0.54
 For the Year Ended December 31, 2005
 Class IA...............................     4.94        (0.02)         --          0.57         0.55
 Class IB...............................     4.90        (0.03)         --          0.56         0.53
 For the Year Ended December 31, 2004
 Class IA...............................     4.88           --          --          0.06         0.06
 Class IB...............................     4.84         0.01          --          0.05         0.06
 For the Year Ended December 31, 2003
 Class IA...............................     3.02           --          --          1.86         1.86
 Class IB...............................     3.01           --          --          1.83         1.83
 For the Year Ended December 31, 2002
 Class IA...............................     4.92(5)     (0.05)(5)      --         (1.85)(5)    (1.90)
 Class IB...............................     4.90(5)     (0.04)(5)      --         (1.85)(5)    (1.89)

                                                       -- SELECTED PER-SHARE DATA(4) --
                                          ----------------------------------------------------------

                                                       DISTRIBUTIONS
                                          DIVIDENDS        FROM
                                           FROM NET      REALIZED      DISTRIBUTIONS
                                          INVESTMENT      CAPITAL          FROM            TOTAL
                                            INCOME         GAINS          CAPITAL      DISTRIBUTIONS
                                          ----------   -------------   -------------   -------------
HARTFORD GLOBAL HEALTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    $(0.01)       $(2.58)         $   --          $(2.59)
 Class IB...............................        --         (2.58)             --           (2.58)
 For the Year Ended December 31, 2005
 Class IA...............................     (0.01)        (1.20)             --           (1.21)
 Class IB...............................        --         (1.20)             --           (1.20)
 For the Year Ended December 31, 2004
 Class IA...............................     (0.01)        (0.54)             --           (0.55)
 Class IB...............................        --         (0.54)             --           (0.54)
 For the Year Ended December 31, 2003
 Class IA...............................     (0.01)        (0.20)             --           (0.21)
 Class IB...............................        --         (0.20)             --           (0.20)
 For the Year Ended December 31, 2002
 Class IA...............................        --(5)      (0.03)(5)          --           (0.03)
 Class IB...............................        --(5)      (0.03)(5)          --           (0.03)
HARTFORD GLOBAL LEADERS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     (0.16)        (1.12)             --           (1.28)
 Class IB...............................     (0.09)        (1.12)             --           (1.21)
 For the Year Ended December 31, 2005
 Class IA...............................     (0.14)           --              --           (0.14)
 Class IB...............................     (0.08)           --              --           (0.08)
 For the Year Ended December 31, 2004
 Class IA...............................     (0.09)           --              --           (0.09)
 Class IB...............................     (0.07)           --              --           (0.07)
 For the Year Ended December 31, 2003
 Class IA...............................     (0.06)           --              --           (0.06)
 Class IB...............................     (0.04)           --              --           (0.04)
 For the Year Ended December 31, 2002
 Class IA...............................     (0.11)(5)        --(5)           --           (0.11)
 Class IB...............................     (0.09)(5)        --(5)           --           (0.09)
HARTFORD GLOBAL TECHNOLOGY HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................        --            --              --              --
 Class IB...............................        --            --              --              --
 For the Year Ended December 31, 2005
 Class IA...............................     (0.01)           --              --           (0.01)
 Class IB...............................        --            --              --              --
 For the Year Ended December 31, 2004
 Class IA...............................        --            --              --              --
 Class IB...............................        --            --              --              --
 For the Year Ended December 31, 2003
 Class IA...............................        --            --              --              --
 Class IB...............................        --            --              --              --
 For the Year Ended December 31, 2002
 Class IA...............................        --(5)         --(5)           --              --
 Class IB...............................        --(5)         --(5)           --              --

                                               -- RATIOS AND SUPPLEMENTAL DATA --
                                          ---------------------------------------------

                                             NET        NET
                                           INCREASE    ASSET
                                          (DECREASE)   VALUE
                                            IN NET     AT END               NET ASSETS
                                            ASSET        OF      TOTAL       AT END OF
                                            VALUE      PERIOD    RETURN       PERIOD
                                          ----------   ------    ------     -----------
HARTFORD GLOBAL HEALTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $ (0.82)    $16.84     11.19%(7) $   319,896
 Class IB...............................     (0.88)     16.59     10.91(7)      119,000
 For the Year Ended December 31, 2005
 Class IA...............................      0.74      17.66     12.43         309,235
 Class IB...............................      0.69      17.47     12.15         123,593
 For the Year Ended December 31, 2004
 Class IA...............................      1.40      16.92     12.80         309,640
 Class IB...............................      1.35      16.78     12.52         125,592
 For the Year Ended December 31, 2003
 Class IA...............................      3.61      15.52     32.31         268,844
 Class IB...............................      3.58      15.43     31.98         103,592
 For the Year Ended December 31, 2002
 Class IA...............................     (2.81)     11.91(5) (16.97)        172,037
 Class IB...............................     (2.83)     11.85(5) (17.16)         48,470
HARTFORD GLOBAL LEADERS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      1.35      20.09     14.14(7)      942,258
 Class IB...............................      1.36      20.02     13.86(7)      280,283
 For the Year Ended December 31, 2005
 Class IA...............................      0.33      18.74      2.59         935,539
 Class IB...............................      0.34      18.66      2.33         280,050
 For the Year Ended December 31, 2004
 Class IA...............................      2.88      18.41     19.19       1,004,850
 Class IB...............................      2.85      18.32     18.89         273,202
 For the Year Ended December 31, 2003
 Class IA...............................      4.03      15.53     35.57         728,049
 Class IB...............................      4.00      15.47     35.24         129,315
 For the Year Ended December 31, 2002
 Class IA...............................     (2.93)     11.50(5) (19.51)        544,901
 Class IB...............................     (2.93)     11.47(5) (19.70)         55,421
HARTFORD GLOBAL TECHNOLOGY HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      0.57       6.05     10.35(7)      104,147
 Class IB...............................      0.54       5.97     10.08(7)       44,413
 For the Year Ended December 31, 2005
 Class IA...............................      0.54       5.48     11.15         103,808
 Class IB...............................      0.53       5.43     10.88          44,554
 For the Year Ended December 31, 2004
 Class IA...............................      0.06       4.94      1.35         111,876
 Class IB...............................      0.06       4.90      1.10          46,112
 For the Year Ended December 31, 2003
 Class IA...............................      1.86       4.88     61.50         138,243
 Class IB...............................      1.83       4.84     61.10          44,432
 For the Year Ended December 31, 2002
 Class IA...............................     (1.90)      3.02(5) (38.59)         54,596
 Class IB...............................     (1.89)      3.01(5) (38.69)         13,609

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------
                                                                     RATIO OF
                                           RATIO OF     RATIO OF       NET
                                           EXPENSES     EXPENSES    INVESTMENT
                                          TO AVERAGE   TO AVERAGE     INCOME
                                          NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                            BEFORE       AFTER         NET       TURNOVER
                                          WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                          ----------   ----------   ----------   ---------
HARTFORD GLOBAL HEALTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.88%        0.88%        0.11%         34%
 Class IB...............................     1.13         1.13        (0.13)         --
 For the Year Ended December 31, 2005
 Class IA...............................     0.87         0.87         0.12          46
 Class IB...............................     1.12         1.12        (0.13)         --
 For the Year Ended December 31, 2004
 Class IA...............................     0.88         0.88         0.07          46
 Class IB...............................     1.13         1.13        (0.18)         --
 For the Year Ended December 31, 2003
 Class IA...............................     0.89         0.89         0.15          37
 Class IB...............................     1.14         1.14        (0.10)         --
 For the Year Ended December 31, 2002
 Class IA...............................     0.90         0.90         0.10          60
 Class IB...............................     1.15         1.13        (0.13)         --
HARTFORD GLOBAL LEADERS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.76         0.76         0.48         116
 Class IB...............................     1.01         1.01         0.23          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.77         0.77         0.74         262
 Class IB...............................     1.02         1.02         0.48          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.78         0.78         0.83         255
 Class IB...............................     1.03         1.03         0.58          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.80         0.80         0.54         292
 Class IB...............................     1.05         1.05         0.29          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.81         0.81         1.06         324
 Class IB...............................     1.06         1.03         0.84          --
HARTFORD GLOBAL TECHNOLOGY HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.96         0.96        (0.34)        135
 Class IB...............................     1.21         1.21        (0.58)         --
 For the Year Ended December 31, 2005
 Class IA...............................     0.95         0.95        (0.41)        117
 Class IB...............................     1.20         1.20        (0.66)         --
 For the Year Ended December 31, 2004
 Class IA...............................     0.91         0.91         0.31         164
 Class IB...............................     1.16         1.16         0.06          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.90         0.90        (0.55)        157
 Class IB...............................     1.15         1.15        (0.80)         --
 For the Year Ended December 31, 2002
 Class IA...............................     0.91         0.91        (0.69)        155
 Class IB...............................     1.16         1.13        (0.92)         --

---------------
(1)  Annualized.
(2)  Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(4) Information presented relates to a share outstanding throughout the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(8) Per share amounts have been calculated using average shares outstanding method.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                        -- SELECTED PER-SHARE DATA(4) --
                                          -------------------------------------------------------------
                                                                                   NET
                                                                                REALIZED
                                                                                   AND
                                          NET ASSET      NET       PAYMENTS    UNREALIZED      TOTAL
                                          VALUE AT    INVESTMENT     FROM         GAIN          FROM
                                          BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT
                                          OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS
                                          ---------   ----------   ---------   -----------   ----------
HARTFORD GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $12.54       $ 0.01       $0.01       $  0.56      $  0.58
 Class IB...............................    12.42        (0.02)       0.01          0.55         0.54
 For the Year Ended December 31, 2005
 Class IA...............................    12.47         0.01        0.01          0.53         0.55
 Class IB...............................    12.38        (0.04)       0.01          0.55         0.52
 For the Year Ended December 31, 2004
 Class IA...............................    11.16         0.01          --          1.39         1.40
 Class IB...............................    11.11         0.01          --          1.35         1.36
 For the Year Ended December 31, 2003
 Class IA...............................     8.66        (0.01)         --          2.85         2.84
 Class IB...............................     8.64        (0.02)         --          2.83         2.81
 From inception April 30, 2002 through
   December 31, 2002
 Class IA...............................    10.00           --          --         (1.34)       (1.34)
 Class IB...............................    10.00           --          --         (1.36)       (1.36)
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    30.07         0.22        0.03          3.27         3.52
 Class IB...............................    29.85         0.14        0.03          3.25         3.42
 For the Year Ended December 31, 2005
 Class IA...............................    27.63         0.09        0.03          4.36         4.48
 Class IB...............................    27.44         0.01        0.03          4.35         4.39
 For the Year Ended December 31, 2004
 Class IA...............................    23.57         0.05          --          4.01         4.06
 Class IB...............................    23.48         0.03          --          3.93         3.96
 For the Year Ended December 31, 2003
 Class IA...............................    16.40        (0.01)         --          7.18         7.17
 Class IB...............................    16.37        (0.01)         --          7.12         7.11
 For the Year Ended December 31, 2002
 Class IA...............................    22.66        (0.03)         --         (6.23)       (6.26)
 From inception April, 30 2002 through
   December 31, 2002
 Class IB...............................    21.16        (0.01)         --         (4.78)       (4.79)
HARTFORD HIGH YIELD HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................     9.80         0.72          --          0.31         1.03
 Class IB...............................     9.70         0.69          --          0.30         0.99
 For the Year Ended December 31, 2005
 Class IA...............................    10.26         0.74        0.05         (0.58)        0.21
 Class IB...............................    10.17         0.71        0.05         (0.59)        0.17
 For the Year Ended December 31, 2004
 Class IA...............................    10.06         0.58          --          0.12         0.70
 Class IB...............................     9.98         0.64          --          0.03         0.67
 For the Year Ended December 31, 2003
 Class IA...............................     8.49         0.19          --          1.75         1.94
 Class IB...............................     8.44         0.28          --          1.63         1.91
 For the Year Ended December 31, 2002
 Class IA...............................     9.64(5)      0.63(5)       --         (1.73)(5)    (1.10)
 Class IB...............................     9.61(5)      0.49(5)       --         (1.61)(5)    (1.12)

                                                       -- SELECTED PER-SHARE DATA(4) --
                                          ----------------------------------------------------------

                                                       DISTRIBUTIONS
                                          DIVIDENDS        FROM
                                           FROM NET      REALIZED      DISTRIBUTIONS
                                          INVESTMENT      CAPITAL          FROM            TOTAL
                                            INCOME         GAINS          CAPITAL      DISTRIBUTIONS
                                          ----------   -------------   -------------   -------------
HARTFORD GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    $(0.01)       $(0.79)         $   --          $(0.80)
 Class IB...............................        --         (0.79)             --           (0.79)
 For the Year Ended December 31, 2005
 Class IA...............................        --         (0.48)             --           (0.48)
 Class IB...............................        --         (0.48)             --           (0.48)
 For the Year Ended December 31, 2004
 Class IA...............................        --         (0.09)             --           (0.09)
 Class IB...............................        --         (0.09)             --           (0.09)
 For the Year Ended December 31, 2003
 Class IA...............................        --         (0.34)             --           (0.34)
 Class IB...............................        --         (0.34)             --           (0.34)
 From inception April 30, 2002 through
   December 31, 2002
 Class IA...............................        --            --              --              --
 Class IB...............................        --            --              --              --
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     (0.24)        (3.22)             --           (3.46)
 Class IB...............................     (0.15)        (3.22)             --           (3.37)
 For the Year Ended December 31, 2005
 Class IA...............................     (0.06)        (1.98)             --           (2.04)
 Class IB...............................        --         (1.98)             --           (1.98)
 For the Year Ended December 31, 2004
 Class IA...............................        --            --              --              --
 Class IB...............................        --            --              --              --
 For the Year Ended December 31, 2003
 Class IA...............................        --            --              --              --
 Class IB...............................        --            --              --              --
 For the Year Ended December 31, 2002
 Class IA...............................        --            --              --              --
 From inception April, 30 2002 through
   December 31, 2002
 Class IB...............................        --            --              --              --
HARTFORD HIGH YIELD HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................     (1.48)           --              --           (1.48)
 Class IB...............................     (1.42)           --              --           (1.42)
 For the Year Ended December 31, 2005
 Class IA...............................     (0.67)           --              --           (0.67)
 Class IB...............................     (0.64)           --              --           (0.64)
 For the Year Ended December 31, 2004
 Class IA...............................     (0.50)           --              --           (0.50)
 Class IB...............................     (0.48)           --              --           (0.48)
 For the Year Ended December 31, 2003
 Class IA...............................     (0.37)           --              --           (0.37)
 Class IB...............................     (0.37)           --              --           (0.37)
 For the Year Ended December 31, 2002
 Class IA...............................     (0.05)(5)        --(5)           --           (0.05)
 Class IB...............................     (0.05)(5)        --(5)           --           (0.05)

                                               -- RATIOS AND SUPPLEMENTAL DATA --
                                          ---------------------------------------------

                                             NET        NET
                                           INCREASE    ASSET
                                          (DECREASE)   VALUE
                                            IN NET     AT END               NET ASSETS
                                            ASSET        OF      TOTAL       AT END OF
                                            VALUE      PERIOD    RETURN       PERIOD
                                          ----------   ------    ------     -----------
HARTFORD GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $ (0.22)    $12.32      4.61%(7) $   379,601
 Class IB...............................     (0.25)     12.17      4.35(7)      190,063
 For the Year Ended December 31, 2005
 Class IA...............................      0.07      12.54      4.67(7)      345,558
 Class IB...............................      0.04      12.42      4.42(7)      206,105
 For the Year Ended December 31, 2004
 Class IA...............................      1.31      12.47     12.49         249,473
 Class IB...............................      1.27      12.38     12.21         170,895
 For the Year Ended December 31, 2003
 Class IA...............................      2.50      11.16     32.81         127,944
 Class IB...............................      2.47      11.11     32.48          90,188
 From inception April 30, 2002 through
   December 31, 2002
 Class IA...............................     (1.34)      8.66    (13.43)(2)      13,452
 Class IB...............................     (1.36)      8.64    (13.57)(2)       7,937
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      0.06      30.13     12.05(7)    1,103,590
 Class IB...............................      0.05      29.90     11.79(7)      197,797
 For the Year Ended December 31, 2005
 Class IA...............................      2.44      30.07     16.31(7)    1,012,774
 Class IB...............................      2.41      29.85     16.02(7)      179,308
 For the Year Ended December 31, 2004
 Class IA...............................      4.06      27.63     17.18         848,674
 Class IB...............................      3.96      27.44     16.89         112,896
 For the Year Ended December 31, 2003
 Class IA...............................      7.17      23.57     43.79         696,900
 Class IB...............................      7.11      23.48     43.43          59,686
 For the Year Ended December 31, 2002
 Class IA...............................     (6.26)     16.40    (27.65)        478,045
 From inception April, 30 2002 through
   December 31, 2002
 Class IB...............................     (4.79)     16.37    (22.65)(2)       5,287
HARTFORD HIGH YIELD HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................     (0.45)      9.35     11.17(7)      471,327
 Class IB...............................     (0.43)      9.27     10.89(7)      264,525
 For the Year Ended December 31, 2005
 Class IA...............................     (0.46)      9.80      2.13(7)      443,859
 Class IB...............................     (0.47)      9.70      1.85(7)      272,538
 For the Year Ended December 31, 2004
 Class IA...............................      0.20      10.26      7.40         518,881
 Class IB...............................      0.19      10.17      7.14         309,672
 For the Year Ended December 31, 2003
 Class IA...............................      1.57      10.06     23.18         481,315
 Class IB...............................      1.54       9.98     22.88         259,544
 For the Year Ended December 31, 2002
 Class IA...............................     (1.15)      8.49(5)  (6.89)        200,017
 Class IB...............................     (1.17)      8.44(5)  (7.14)         57,084

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------
                                                                     RATIO OF
                                           RATIO OF     RATIO OF       NET
                                           EXPENSES     EXPENSES    INVESTMENT
                                          TO AVERAGE   TO AVERAGE     INCOME
                                          NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                            BEFORE       AFTER         NET       TURNOVER
                                          WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                          ----------   ----------   ----------   ---------
HARTFORD GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.84%        0.84%        0.10%         95%
 Class IB...............................     1.09         1.09        (0.14)         --
 For the Year Ended December 31, 2005
 Class IA...............................     0.84         0.84         0.02          76
 Class IB...............................     1.09         1.09        (0.23)         --
 For the Year Ended December 31, 2004
 Class IA...............................     0.86         0.86         0.09          79
 Class IB...............................     1.11         1.11        (0.16)         --
 For the Year Ended December 31, 2003
 Class IA...............................     0.88         0.88        (0.20)        111
 Class IB...............................     1.13         1.13        (0.45)         --
 From inception April 30, 2002 through
   December 31, 2002
 Class IA...............................     0.99(1)      0.99(1)      0.01(1)       76
 Class IB...............................     1.24(1)      1.24(1)     (0.25)(1)      --
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.65         0.65         0.71         139
 Class IB...............................     0.90         0.90         0.46          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.64         0.64         0.33         140
 Class IB...............................     0.89         0.89         0.06          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.63         0.63         0.23         137
 Class IB...............................     0.88         0.88        (0.03)         --
 For the Year Ended December 31, 2003
 Class IA...............................     0.64         0.64        (0.05)        145
 Class IB...............................     0.89         0.89        (0.30)         --
 For the Year Ended December 31, 2002
 Class IA...............................     0.66         0.66        (0.16)        189
 From inception April, 30 2002 through
   December 31, 2002
 Class IB...............................     0.84(1)      0.84(1)     (0.10)(1)      --
HARTFORD HIGH YIELD HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................     0.77         0.72         7.39         160
 Class IB...............................     1.02         0.97         7.14          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.77         0.76         6.51         138
 Class IB...............................     1.02         1.01         6.25          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.77         0.77         6.31          92
 Class IB...............................     1.02         1.02         6.06          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.78         0.78         7.00          44
 Class IB...............................     1.03         1.03         6.75          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.82         0.82         9.33          60
 Class IB...............................     1.07         1.05         9.10          --

---------------
(1)  Annualized.
(2)  Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(4) Information presented relates to a share outstanding throughout the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(8) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                        -- SELECTED PER-SHARE DATA(4) --
                                          -------------------------------------------------------------
                                                                                   NET
                                                                                REALIZED
                                                                                   AND
                                          NET ASSET      NET       PAYMENTS    UNREALIZED      TOTAL
                                          VALUE AT    INVESTMENT     FROM         GAIN          FROM
                                          BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT
                                          OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS
                                          ---------   ----------   ---------   -----------   ----------
HARTFORD INDEX HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $31.97       $ 0.56       $  --       $  4.05      $  4.61
 Class IB...............................    31.84         0.44          --          4.06         4.50
 For the Year Ended December 31, 2005
 Class IA...............................    32.17         0.51          --          0.90         1.41
 Class IB...............................    32.02         0.40          --          0.93         1.33
 For the Year Ended December 31, 2004
 Class IA...............................    29.60         0.50          --          2.56         3.06
 Class IB...............................    29.49         0.44          --          2.53         2.97
 For the Year Ended December 31, 2003
 Class IA...............................    23.46         0.36          --          6.23         6.59
 Class IB...............................    23.39         0.31          --          6.19         6.50
 For the Year Ended December 31, 2002
 Class IA...............................    31.81(5)      0.32(5)       --         (8.29)(5)    (7.97)
 Class IB...............................    31.75(5)      0.28(5)       --         (8.30)(5)    (8.02)
HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................    12.48         0.10          --          2.84         2.94
 Class IB...............................    12.40         0.06          --          2.83         2.89
 For the Year Ended December 31, 2005
 Class IA...............................    12.45         0.11          --          0.60         0.71
 Class IB...............................    12.37         0.06          --          0.61         0.67
 For the Year Ended December 31, 2004
 Class IA...............................    10.20         0.05          --          2.44         2.49
 Class IB...............................    10.16         0.06          --          2.39         2.45
 For the Year Ended December 31, 2003
 Class IA...............................     7.09           --          --          3.61         3.61
 Class IB...............................     7.08           --          --          3.58         3.58
 For the Year Ended December 31, 2002
 Class IA...............................     8.59(5)      0.03(5)       --         (1.51)(5)    (1.48)
 Class IB...............................     8.59(5)      0.01(5)       --         (1.51)(5)    (1.50)
HARTFORD INTERNATIONAL OPPORTUNITIES HLS
 FUND
 For the Year Ended December 31, 2006
 Class IA...............................    13.59         0.22          --          3.05         3.27
 Class IB...............................    13.52         0.18          --          3.07         3.25
 For the Year Ended December 31, 2005
 Class IA...............................    11.86         0.14          --          1.59         1.73
 Class IB...............................    11.83         0.13          --          1.56         1.69
 For the Year Ended December 31, 2004
 Class IA...............................    10.11         0.10          --          1.73         1.83
 Class IB...............................    10.09         0.08          --          1.72         1.80
 For the Year Ended December 31, 2003
 Class IA...............................     7.66         0.09          --          2.44         2.53
 Class IB...............................     7.66         0.07          --          2.43         2.50
 For the Year Ended December 31, 2002
 Class IA...............................     9.53(5)      0.17(5)       --         (1.94)(5)    (1.77)
 Class IB...............................     9.51(5)      0.14(5)       --         (1.91)(5)    (1.77)

                                                       -- SELECTED PER-SHARE DATA(4) --
                                          ----------------------------------------------------------

                                                       DISTRIBUTIONS
                                          DIVIDENDS        FROM
                                           FROM NET      REALIZED      DISTRIBUTIONS
                                          INVESTMENT      CAPITAL          FROM            TOTAL
                                            INCOME         GAINS          CAPITAL      DISTRIBUTIONS
                                          ----------   -------------   -------------   -------------
HARTFORD INDEX HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    $(0.56)       $(3.66)         $   --          $(4.22)
 Class IB...............................     (0.46)        (3.66)             --           (4.12)
 For the Year Ended December 31, 2005
 Class IA...............................     (0.61)        (1.00)             --           (1.61)
 Class IB...............................     (0.51)        (1.00)             --           (1.51)
 For the Year Ended December 31, 2004
 Class IA...............................     (0.39)        (0.10)             --           (0.49)
 Class IB...............................     (0.34)        (0.10)             --           (0.44)
 For the Year Ended December 31, 2003
 Class IA...............................     (0.37)        (0.08)             --           (0.45)
 Class IB...............................     (0.32)        (0.08)             --           (0.40)
 For the Year Ended December 31, 2002
 Class IA...............................     (0.28)(5)     (0.10)(5)          --           (0.38)
 Class IB...............................     (0.24)(5)     (0.10)(5)          --           (0.34)
HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................     (0.11)        (1.13)             --           (1.24)
 Class IB...............................     (0.06)        (1.13)             --           (1.19)
 For the Year Ended December 31, 2005
 Class IA...............................     (0.10)        (0.58)             --           (0.68)
 Class IB...............................     (0.06)        (0.58)             --           (0.64)
 For the Year Ended December 31, 2004
 Class IA...............................        --         (0.24)             --           (0.24)
 Class IB...............................        --         (0.24)             --           (0.24)
 For the Year Ended December 31, 2003
 Class IA...............................        --         (0.50)             --           (0.50)
 Class IB...............................        --         (0.50)             --           (0.50)
 For the Year Ended December 31, 2002
 Class IA...............................     (0.02)(5)      --(5)             --           (0.02)
 Class IB...............................     (0.01)(5)      --(5)             --           (0.01)
HARTFORD INTERNATIONAL OPPORTUNITIES HLS
 FUND
 For the Year Ended December 31, 2006
 Class IA...............................     (0.40)        (1.23)             --           (1.63)
 Class IB...............................     (0.18)        (1.23)             --           (1.41)
 For the Year Ended December 31, 2005
 Class IA...............................        --            --              --              --
 Class IB...............................        --            --              --              --
 For the Year Ended December 31, 2004
 Class IA...............................     (0.08)           --              --           (0.08)
 Class IB...............................     (0.06)           --              --           (0.06)
 For the Year Ended December 31, 2003
 Class IA...............................     (0.08)           --              --           (0.08)
 Class IB...............................     (0.07)           --              --           (0.07)
 For the Year Ended December 31, 2002
 Class IA...............................     (0.10)(5)        --(5)           --           (0.10)
 Class IB...............................     (0.08)(5)        --(5)           --           (0.08)

                                               -- RATIOS AND SUPPLEMENTAL DATA --
                                          ---------------------------------------------

                                             NET        NET
                                           INCREASE    ASSET
                                          (DECREASE)   VALUE
                                            IN NET     AT END               NET ASSETS
                                            ASSET        OF      TOTAL       AT END OF
                                            VALUE      PERIOD    RETURN       PERIOD
                                          ----------   ------    ------     -----------
HARTFORD INDEX HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $  0.39     $32.36     15.46%(7) $ 1,598,176
 Class IB...............................      0.38      32.22     15.17(7)      276,850
 For the Year Ended December 31, 2005
 Class IA...............................     (0.20)     31.97      4.50       1,701,424
 Class IB...............................     (0.18)     31.84      4.24         263,579
 For the Year Ended December 31, 2004
 Class IA...............................      2.57      32.17     10.39       1,973,470
 Class IB...............................      2.53      32.02     10.12         252,959
 For the Year Ended December 31, 2003
 Class IA...............................      6.14      29.60     28.13       1,934,490
 Class IB...............................      6.10      29.49     27.81         195,900
 For the Year Ended December 31, 2002
 Class IA...............................     (8.35)     23.46(5) (22.45)      1,553,260
 Class IB...............................     (8.36)     23.39(5) (22.63)         68,832
HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................      1.70      14.18     24.08(7)      574,806
 Class IB...............................      1.70      14.10     23.77(7)      302,729
 For the Year Ended December 31, 2005
 Class IA...............................      0.03      12.48      6.16         370,555
 Class IB...............................      0.03      12.40      5.89         244,572
 For the Year Ended December 31, 2004
 Class IA...............................      2.25      12.45     24.72         208,703
 Class IB...............................      2.21      12.37     24.40         137,183
 For the Year Ended December 31, 2003
 Class IA...............................      3.11      10.20     51.02          67,147
 Class IB...............................      3.08      10.16     50.65          63,698
 For the Year Ended December 31, 2002
 Class IA...............................     (1.50)    7.09(5)   (17.21)         21,368
 Class IB...............................     (1.51)    7.08(5)   (17.40)         13,878
HARTFORD INTERNATIONAL OPPORTUNITIES HLS
 FUND
 For the Year Ended December 31, 2006
 Class IA...............................      1.64      15.23     24.46(7)    1,596,055
 Class IB...............................      1.84      15.36     24.15(7)      382,371
 For the Year Ended December 31, 2005
 Class IA...............................      1.73      13.59     14.62       1,251,426
 Class IB...............................      1.69      13.52     14.33         319,626
 For the Year Ended December 31, 2004
 Class IA...............................      1.75      11.86     18.08       1,054,884
 Class IB...............................      1.74      11.83     17.79         247,752
 For the Year Ended December 31, 2003
 Class IA...............................      2.45      10.11     33.10         823,760
 Class IB...............................      2.43      10.09     32.76          76,246
 For the Year Ended December 31, 2002
 Class IA...............................     (1.87)      7.66(5) (17.93)        646,903
 Class IB...............................     (1.85)      7.66(5) (18.12)         26,641

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------
                                                                     RATIO OF
                                           RATIO OF     RATIO OF       NET
                                           EXPENSES     EXPENSES    INVESTMENT
                                          TO AVERAGE   TO AVERAGE     INCOME
                                          NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                            BEFORE       AFTER         NET       TURNOVER
                                          WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                          ----------   ----------   ----------   ---------
HARTFORD INDEX HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.42%        0.33%        1.60%          4%
 Class IB...............................     0.67         0.58         1.36          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.42         0.42         1.46           5
 Class IB...............................     0.67         0.67         1.21          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.44         0.44         1.60           5
 Class IB...............................     0.69         0.69         1.35          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.44         0.44         1.40           3
 Class IB...............................     0.69         0.69         1.15          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.44         0.44         1.18          15
 Class IB...............................     0.69         0.67         0.95          --
HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................     0.88         0.88         0.70         164
 Class IB...............................     1.13         1.13         0.48          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.93         0.93         1.05         179
 Class IB...............................     1.18         1.18         0.79          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.97         0.97         0.86         215
 Class IB...............................     1.22         1.22         0.61          --
 For the Year Ended December 31, 2003
 Class IA...............................     1.01         1.01         0.23         244
 Class IB...............................     1.26         1.26        (0.02)         --
 For the Year Ended December 31, 2002
 Class IA...............................     1.26         1.26         0.59         285
 Class IB...............................     1.51         1.49         0.36          --
HARTFORD INTERNATIONAL OPPORTUNITIES HLS
 FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.75         0.75         1.47         119
 Class IB...............................     1.00         1.00         1.24          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.78         0.78         1.22         120
 Class IB...............................     1.03         1.03         0.97          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.80         0.80         1.13         142
 Class IB...............................     1.05         1.05         0.88          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.83         0.83         1.08         144
 Class IB...............................     1.08         1.08         0.83          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.81         0.81         1.23         161
 Class IB...............................     1.06         1.04         1.00          --

---------------
(1)  Annualized.
(2)  Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(4) Information presented relates to a share outstanding throughout the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(8) Per share amounts have been calculated using average shares outstanding method.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                        -- SELECTED PER-SHARE DATA(4) --
                                          -------------------------------------------------------------
                                                                                   NET
                                                                                REALIZED
                                                                                   AND
                                          NET ASSET      NET       PAYMENTS    UNREALIZED      TOTAL
                                          VALUE AT    INVESTMENT     FROM         GAIN          FROM
                                          BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT
                                          OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS
                                          ---------   ----------   ---------   -----------   ----------
HARTFORD INTERNATIONAL SMALL COMPANY HLS
 FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $14.84       $ 0.18       $  --       $  4.08      $  4.26
 Class IB...............................    14.71         0.15          --          4.04         4.19
 For the Year Ended December 31, 2005
 Class IA...............................    14.52         0.11          --          2.44         2.55
 Class IB...............................    14.42         0.08          --          2.40         2.48
 For the Year Ended December 31, 2004
 Class IA...............................    12.62         0.16          --          1.96         2.12
 Class IB...............................    12.56         0.14          --          1.94         2.08
 For the Year Ended December 31, 2003
 Class IA...............................     8.89         0.09          --          4.68         4.77
 Class IB...............................     8.86         0.08          --          4.64         4.72
 For the Year Ended December 31, 2002
 Class IA...............................     9.39(5)      0.02(5)       --         (0.52)(5)    (0.50)
 Class IB...............................     9.38(5)      0.01(5)       --         (0.53)(5)    (0.52)
HARTFORD MIDCAP HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    28.73         0.33        0.04          2.92         3.29
 Class IB...............................    28.53         0.25        0.04          2.89         3.18
 For the Year Ended December 31, 2005
 Class IA...............................    28.61         0.11        0.01          4.60         4.72
 Class IB...............................    28.42         0.01        0.01          4.59         4.61
 For the Year Ended December 31, 2004
 Class IA...............................    24.63         0.12          --          3.93         4.05
 Class IB...............................    24.50         0.08          --          3.87         3.95
 For the Year Ended December 31, 2003
 Class IA...............................    17.93         0.04          --          6.71         6.75
 Class IB...............................    17.84        (0.01)         --          6.67         6.66
 For the Year Ended December 31, 2002
 Class IA...............................    20.93(5)     (0.01)(5)      --         (2.99)(5)    (3.00)
 Class IB...............................    20.84(5)        --(5)       --         (3.00)(5)    (3.00)
HARTFORD MIDCAP VALUE HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    14.01         0.10        0.01          2.11         2.22
 Class IB...............................    13.96         0.07        0.01          2.10         2.18
 For the Year Ended December 31, 2005
 Class IA...............................    14.16         0.06        0.01          1.23         1.30
 Class IB...............................    14.08        (0.02)       0.01          1.27         1.26
 For the Year Ended December 31, 2004
 Class IA...............................    12.37         0.03          --          1.96         1.99
 Class IB...............................    12.32         0.02          --          1.93         1.95
 For the Year Ended December 31, 2003
 Class IA...............................     8.63         0.01          --          3.73         3.74
 Class IB...............................     8.62         0.01          --          3.69         3.70
 For the Year Ended December 31, 2002
 Class IA...............................     9.95(5)      0.02(5)       --         (1.32)(5)    (1.30)
 Class IB...............................     9.94(5)      0.01(5)       --         (1.32)(5)    (1.31)

                                                       -- SELECTED PER-SHARE DATA(4) --
                                          ----------------------------------------------------------

                                                       DISTRIBUTIONS
                                          DIVIDENDS        FROM
                                           FROM NET      REALIZED      DISTRIBUTIONS
                                          INVESTMENT      CAPITAL          FROM            TOTAL
                                            INCOME         GAINS          CAPITAL      DISTRIBUTIONS
                                          ----------   -------------   -------------   -------------
HARTFORD INTERNATIONAL SMALL COMPANY HLS
 FUND
 For the Year Ended December 31, 2006
 Class IA...............................    $(0.32)       $(2.01)         $   --          $(2.33)
 Class IB...............................     (0.25)        (2.01)             --           (2.26)
 For the Year Ended December 31, 2005
 Class IA...............................     (0.38)        (1.85)             --           (2.23)
 Class IB...............................     (0.34)        (1.85)             --           (2.19)
 For the Year Ended December 31, 2004
 Class IA...............................        --         (0.22)             --           (0.22)
 Class IB...............................        --         (0.22)             --           (0.22)
 For the Year Ended December 31, 2003
 Class IA...............................     (0.11)        (0.93)             --           (1.04)
 Class IB...............................     (0.09)        (0.93)             --           (1.02)
 For the Year Ended December 31, 2002
 Class IA...............................        --(5)         --(5)           --              --
 Class IB...............................        --(5)         --(5)           --              --
HARTFORD MIDCAP HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     (0.33)        (4.70)             --           (5.03)
 Class IB...............................     (0.25)        (4.70)             --           (4.95)
 For the Year Ended December 31, 2005
 Class IA...............................     (0.12)        (4.48)             --           (4.60)
 Class IB...............................     (0.02)        (4.48)             --           (4.50)
 For the Year Ended December 31, 2004
 Class IA...............................     (0.07)           --              --           (0.07)
 Class IB...............................     (0.03)           --              --           (0.03)
 For the Year Ended December 31, 2003
 Class IA...............................     (0.05)           --              --           (0.05)
 Class IB...............................        --            --              --              --
 For the Year Ended December 31, 2002
 Class IA...............................        --(5)         --(5)           --              --
 Class IB...............................        --(5)         --(5)           --              --
HARTFORD MIDCAP VALUE HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     (0.12)        (1.93)             --           (2.05)
 Class IB...............................     (0.08)        (1.93)             --           (2.01)
 For the Year Ended December 31, 2005
 Class IA...............................     (0.08)        (1.37)             --           (1.45)
 Class IB...............................     (0.01)        (1.37)             --           (1.38)
 For the Year Ended December 31, 2004
 Class IA...............................     (0.01)        (0.19)             --           (0.20)
 Class IB...............................        --         (0.19)             --           (0.19)
 For the Year Ended December 31, 2003
 Class IA...............................        --            --              --              --
 Class IB...............................        --            --              --              --
 For the Year Ended December 31, 2002
 Class IA...............................     (0.02)(5)        --(5)           --           (0.02)
 Class IB...............................     (0.01)(5)        --(5)           --           (0.01)

                                               -- RATIOS AND SUPPLEMENTAL DATA --
                                          ---------------------------------------------

                                             NET        NET
                                           INCREASE    ASSET
                                          (DECREASE)   VALUE
                                            IN NET     AT END               NET ASSETS
                                            ASSET        OF      TOTAL       AT END OF
                                            VALUE      PERIOD    RETURN       PERIOD
                                          ----------   ------    ------     -----------
HARTFORD INTERNATIONAL SMALL COMPANY HLS
 FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $  1.93     $16.77     29.34%(7) $   294,660
 Class IB...............................      1.93      16.64     29.01(7)      117,251
 For the Year Ended December 31, 2005
 Class IA...............................      0.32      14.84     18.60         193,712
 Class IB...............................      0.29      14.71     18.30          92,157
 For the Year Ended December 31, 2004
 Class IA...............................      1.90      14.52     16.96          84,012
 Class IB...............................      1.86      14.42     16.67          54,750
 For the Year Ended December 31, 2003
 Class IA...............................      3.73      12.62     53.73          44,088
 Class IB...............................      3.70      12.56     53.35          22,704
 For the Year Ended December 31, 2002
 Class IA...............................     (0.50)      8.89(5)  (5.08)         16,722
 Class IB...............................     (0.52)      8.86(5)  (5.30)          5,130
HARTFORD MIDCAP HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     (1.74)     26.99     11.74(7)    2,606,275
 Class IB...............................     (1.77)     26.76     11.46(7)      274,695
 For the Year Ended December 31, 2005
 Class IA...............................      0.12      28.73     16.78(7)    2,529,805
 Class IB...............................      0.11      28.53     16.49(7)      254,833
 For the Year Ended December 31, 2004
 Class IA...............................      3.98      28.61     16.44       2,193,649
 Class IB...............................      3.92      28.42     16.15         221,727
 For the Year Ended December 31, 2003
 Class IA...............................      6.70      24.63     37.67       1,946,881
 Class IB...............................      6.66      24.50     37.33         179,439
 For the Year Ended December 31, 2002
 Class IA...............................     (3.00)     17.93(5) (14.22)      1,340,265
 Class IB...............................     (3.00)     17.84(5) (14.42)         89,336
HARTFORD MIDCAP VALUE HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      0.17      14.18     17.88(7)      721,469
 Class IB...............................      0.17      14.13     17.59(7)      370,771
 For the Year Ended December 31, 2005
 Class IA...............................     (0.15)     14.01      9.99(7)      721,631
 Class IB...............................     (0.12)     13.96      9.71(7)      391,264
 For the Year Ended December 31, 2004
 Class IA...............................      1.79      14.16     16.30         770,328
 Class IB...............................      1.76      14.08     16.01         435,812
 For the Year Ended December 31, 2003
 Class IA...............................      3.74      12.37     43.29         592,014
 Class IB...............................      3.70      12.32     42.93         318,093
 For the Year Ended December 31, 2002
 Class IA...............................     (1.32)      8.63(5) (13.02)        275,556
 Class IB...............................     (1.32)      8.62(5) (13.21)         98,964

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------
                                                                     RATIO OF
                                           RATIO OF     RATIO OF       NET
                                           EXPENSES     EXPENSES    INVESTMENT
                                          TO AVERAGE   TO AVERAGE     INCOME
                                          NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                            BEFORE       AFTER         NET       TURNOVER
                                          WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                          ----------   ----------   ----------   ---------
HARTFORD INTERNATIONAL SMALL COMPANY HLS
 FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.93%        0.93%        1.05%         99%
 Class IB...............................     1.18         1.18         0.82          --
 For the Year Ended December 31, 2005
 Class IA...............................     1.00         1.00         1.19          95
 Class IB...............................     1.25         1.25         0.97          --
 For the Year Ended December 31, 2004
 Class IA...............................     1.08         1.08         1.53         119
 Class IB...............................     1.33         1.33         1.28          --
 For the Year Ended December 31, 2003
 Class IA...............................     1.23         1.23         1.35         150
 Class IB...............................     1.48         1.48         1.10          --
 For the Year Ended December 31, 2002
 Class IA...............................     1.71         1.71         0.23         183
 Class IB...............................     1.96         1.96        (0.01)         --
HARTFORD MIDCAP HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.68         0.68         1.06          89
 Class IB...............................     0.93         0.93         0.82          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.70         0.70         0.39          70
 Class IB...............................     0.95         0.95         0.14          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.70         0.70         0.47          60
 Class IB...............................     0.95         0.95         0.22          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.72         0.72         0.20          75
 Class IB...............................     0.97         0.97        (0.05)         --
 For the Year Ended December 31, 2002
 Class IA...............................     0.72         0.72         0.09          90
 Class IB...............................     0.97         0.94        (0.14)         --
HARTFORD MIDCAP VALUE HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.78         0.78         0.73          41
 Class IB...............................     1.03         1.03         0.51          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.79         0.79         0.35          49
 Class IB...............................     1.04         1.04         0.10          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.80         0.80         0.34          87
 Class IB...............................     1.05         1.05         0.09          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.83         0.83         0.25          59
 Class IB...............................     1.08         1.08           --          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.88         0.88         0.36          42
 Class IB...............................     1.13         1.12         0.12          --

---------------
(1)  Annualized.
(2)  Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(4) Information presented relates to a share outstanding throughout the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(8) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                        -- SELECTED PER-SHARE DATA(4) --
                                          -------------------------------------------------------------
                                                                                   NET
                                                                                REALIZED
                                                                                   AND
                                          NET ASSET      NET       PAYMENTS    UNREALIZED      TOTAL
                                          VALUE AT    INVESTMENT     FROM         GAIN          FROM
                                          BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT
                                          OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS
                                          ---------   ----------   ---------   -----------   ----------
HARTFORD MONEY MARKET HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $ 1.00       $ 0.05       $  --       $    --      $  0.05
 Class IB...............................     1.00         0.04          --            --         0.04
 For the Year Ended December 31, 2005
 Class IA...............................     1.00         0.03          --            --         0.03
 Class IB...............................     1.00         0.03          --            --         0.03
 For the Year Ended December 31, 2004
 Class IA...............................     1.00           --          --            --           --
 Class IB...............................     1.00           --          --            --           --
 For the Year Ended December 31, 2003
 Class IA...............................     1.00         0.01          --            --         0.01
 Class IB...............................     1.00           --          --            --           --
 For the Year Ended December 31, 2002
 Class IA...............................     1.00         0.01          --            --         0.01
 Class IB...............................     1.00         0.01          --            --         0.01
HARTFORD MORTGAGE SECURITIES HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................    11.50         0.54          --         (0.03)        0.51
 Class IB...............................    11.40         0.50          --         (0.02)        0.48
 For the Year Ended December 31, 2005
 Class IA...............................    11.71         0.55          --         (0.28)        0.27
 Class IB...............................    11.61         0.53          --         (0.29)        0.24
 For the Year Ended December 31, 2004
 Class IA...............................    11.84         0.42          --          0.05         0.47
 Class IB...............................    11.75         0.45          --         (0.02)        0.43
 For the Year Ended December 31, 2003
 Class IA...............................    12.01         0.35          --         (0.08)        0.27
 Class IB...............................    11.94         0.38          --         (0.14)        0.24
 For the Year Ended December 31, 2002
 Class IA...............................    11.54(5)      0.37(5)       --          0.15(5)      0.52
 Class IB...............................    11.50(5)      0.31(5)       --          0.18(5)      0.49
HARTFORD SMALL COMPANY HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    19.66         0.05        0.02          2.75         2.82
 Class IB...............................    19.38           --        0.02          2.70         2.72
 For the Year Ended December 31, 2005
 Class IA...............................    16.25        (0.04)       0.02          3.43         3.41
 Class IB...............................    16.06        (0.05)       0.02          3.35         3.32
 For the Year Ended December 31, 2004
 Class IA...............................    14.49        (0.07)         --          1.83         1.76
 Class IB...............................    14.35        (0.09)         --          1.80         1.71
 For the Year Ended December 31, 2003
 Class IA...............................     9.29        (0.04)         --          5.24         5.20
 Class IB...............................     9.23        (0.04)         --          5.16         5.12
 For the Year Ended December 31, 2002
 Class IA...............................    13.32(5)     (0.08)(5)      --         (3.95)(5)    (4.03)
 Class IB...............................    13.26(5)     (0.06)(5)      --         (3.97)(5)    (4.03)

                                                       -- SELECTED PER-SHARE DATA(4) --
                                          ----------------------------------------------------------

                                                       DISTRIBUTIONS
                                          DIVIDENDS        FROM
                                           FROM NET      REALIZED      DISTRIBUTIONS
                                          INVESTMENT      CAPITAL          FROM            TOTAL
                                            INCOME         GAINS          CAPITAL      DISTRIBUTIONS
                                          ----------   -------------   -------------   -------------
HARTFORD MONEY MARKET HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    $(0.05)       $   --          $   --          $(0.05)
 Class IB...............................     (0.04)           --              --           (0.04)
 For the Year Ended December 31, 2005
 Class IA...............................     (0.03)           --              --           (0.03)
 Class IB...............................     (0.03)           --              --           (0.03)
 For the Year Ended December 31, 2004
 Class IA...............................        --            --              --              --
 Class IB...............................        --            --              --              --
 For the Year Ended December 31, 2003
 Class IA...............................     (0.01)           --              --           (0.01)
 Class IB...............................        --            --              --              --
 For the Year Ended December 31, 2002
 Class IA...............................     (0.01)           --              --           (0.01)
 Class IB...............................     (0.01)           --              --           (0.01)
HARTFORD MORTGAGE SECURITIES HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................     (1.19)           --              --           (1.19)
 Class IB...............................     (1.13)           --              --           (1.13)
 For the Year Ended December 31, 2005
 Class IA...............................     (0.48)           --              --           (0.48)
 Class IB...............................     (0.45)           --              --           (0.45)
 For the Year Ended December 31, 2004
 Class IA...............................     (0.58)        (0.02)             --           (0.60)
 Class IB...............................     (0.55)        (0.02)             --           (0.57)
 For the Year Ended December 31, 2003
 Class IA...............................     (0.38)        (0.06)             --           (0.44)
 Class IB...............................     (0.37)        (0.06)             --           (0.43)
 For the Year Ended December 31, 2002
 Class IA...............................     (0.05)(5)        --(5)           --           (0.05)
 Class IB...............................     (0.05)(5)        --(5)           --           (0.05)
HARTFORD SMALL COMPANY HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     (0.04)        (3.37)             --           (3.41)
 Class IB...............................     (0.02)        (3.37)             --           (3.39)
 For the Year Ended December 31, 2005
 Class IA...............................        --            --              --              --
 Class IB...............................        --            --              --              --
 For the Year Ended December 31, 2004
 Class IA...............................        --            --              --              --
 Class IB...............................        --            --              --              --
 For the Year Ended December 31, 2003
 Class IA...............................        --            --              --              --
 Class IB...............................        --            --              --              --
 For the Year Ended December 31, 2002
 Class IA...............................        --(5)         --(5)           --              --
 Class IB...............................        --(5)         --(5)           --              --

                                               -- RATIOS AND SUPPLEMENTAL DATA --
                                          ---------------------------------------------

                                             NET        NET
                                           INCREASE    ASSET
                                          (DECREASE)   VALUE
                                            IN NET     AT END               NET ASSETS
                                            ASSET        OF      TOTAL       AT END OF
                                            VALUE      PERIOD    RETURN       PERIOD
                                          ----------   ------    ------     -----------
HARTFORD MONEY MARKET HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $    --     $ 1.00      4.69%    $ 1,558,433
 Class IB...............................        --       1.00      4.43         319,926
 For the Year Ended December 31, 2005
 Class IA...............................        --       1.00      2.84       1,353,836
 Class IB...............................        --       1.00      2.58         264,040
 For the Year Ended December 31, 2004
 Class IA...............................        --       1.00      0.94       1,294,525
 Class IB...............................        --       1.00      0.69         252,808
 For the Year Ended December 31, 2003
 Class IA...............................        --       1.00      0.75       1,609,439
 Class IB...............................        --       1.00      0.50         240,930
 For the Year Ended December 31, 2002
 Class IA...............................        --       1.00      1.47       2,319,456
 Class IB...............................        --       1.00      1.24         261,914
HARTFORD MORTGAGE SECURITIES HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................     (0.68)     10.82      4.68         406,971
 Class IB...............................     (0.65)     10.75      4.41         136,537
 For the Year Ended December 31, 2005
 Class IA...............................     (0.21)     11.50      2.36         457,600
 Class IB...............................     (0.21)     11.40      2.11         163,031
 For the Year Ended December 31, 2004
 Class IA...............................     (0.13)     11.71      4.12         521,171
 Class IB...............................     (0.14)     11.61      3.86         180,232
 For the Year Ended December 31, 2003
 Class IA...............................     (0.17)     11.84      2.29         587,833
 Class IB...............................     (0.19)     11.75      2.03         180,982
 For the Year Ended December 31, 2002
 Class IA...............................      0.47      12.01(5)   8.15         727,323
 Class IB...............................      0.44      11.94(5)   7.89         116,549
HARTFORD SMALL COMPANY HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     (0.59)     19.07     14.43(7)    1,138,830
 Class IB...............................     (0.67)     18.71     14.14(7)      304,757
 For the Year Ended December 31, 2005
 Class IA...............................      3.41      19.66     21.01(7)    1,017,271
 Class IB...............................      3.32      19.38     20.71(7)      220,310
 For the Year Ended December 31, 2004
 Class IA...............................      1.76      16.25     12.18         904,912
 Class IB...............................      1.71      16.06     11.90         230,452
 For the Year Ended December 31, 2003
 Class IA...............................      5.20      14.49     55.87         851,283
 Class IB...............................      5.12      14.35     55.48         190,456
 For the Year Ended December 31, 2002
 Class IA...............................     (4.03)      9.29(5) (30.23)        495,074
 Class IB...............................     (4.03)      9.23(5) (30.39)         66,378

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------
                                                                     RATIO OF
                                           RATIO OF     RATIO OF       NET
                                           EXPENSES     EXPENSES    INVESTMENT
                                          TO AVERAGE   TO AVERAGE     INCOME
                                          NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                            BEFORE       AFTER         NET       TURNOVER
                                          WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                          ----------   ----------   ----------   ---------
HARTFORD MONEY MARKET HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.48%        0.48%        4.63%         --
 Class IB...............................     0.73         0.73         4.38          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.49         0.49         2.79          --
 Class IB...............................     0.75         0.75         2.54          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.48         0.48         0.93          --
 Class IB...............................     0.73         0.73         0.68          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.49         0.49         0.75          --
 Class IB...............................     0.74         0.74         0.50          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.49         0.49         1.43          --
 Class IB...............................     0.74         0.72         1.20          --
HARTFORD MORTGAGE SECURITIES HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................     0.49         0.49         4.76          45%
 Class IB...............................     0.74         0.74         4.51          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.49         0.49         4.25         131
 Class IB...............................     0.74         0.74         4.00          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.49         0.49         3.29         100
 Class IB...............................     0.74         0.74         3.04          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.49         0.49         2.84         338
 Class IB...............................     0.74         0.74         2.59          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.49         0.49         3.86         339
 Class IB...............................     0.74         0.73         3.62          --
HARTFORD SMALL COMPANY HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.73         0.73         0.21         177
 Class IB...............................     0.98         0.98        (0.03)         --
 For the Year Ended December 31, 2005
 Class IA...............................     0.75         0.75        (0.08)        106
 Class IB...............................     1.00         1.00        (0.34)         --
 For the Year Ended December 31, 2004
 Class IA...............................     0.75         0.75        (0.41)        141
 Class IB...............................     1.00         1.00        (0.66)         --
 For the Year Ended December 31, 2003
 Class IA...............................     0.76         0.76        (0.49)        171
 Class IB...............................     1.01         1.01        (0.74)         --
 For the Year Ended December 31, 2002
 Class IA...............................     0.77         0.77        (0.30)        222
 Class IB...............................     1.02         1.00        (0.53)         --

---------------
(1)  Annualized.
(2)  Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(4) Information presented relates to a share outstanding throughout the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(8) Per share amounts have been calculated using average shares outstanding method.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                        -- SELECTED PER-SHARE DATA(4) --
                                          -------------------------------------------------------------
                                                                                   NET
                                                                                REALIZED
                                                                                   AND
                                          NET ASSET      NET       PAYMENTS    UNREALIZED      TOTAL
                                          VALUE AT    INVESTMENT     FROM         GAIN          FROM
                                          BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT
                                          OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS
                                          ---------   ----------   ---------   -----------   ----------
HARTFORD SMALLCAP GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $20.88       $ 0.09       $  --       $  1.35      $  1.44
 Class IB...............................    20.83         0.04          --          1.35         1.39
 For the Year Ended December 31, 2005
 Class IA...............................    20.26         0.05        0.04          2.13         2.22
 Class IB...............................    20.21        (0.02)       0.04          2.15         2.17
 For the Year Ended December 31, 2004
 Class IA...............................    17.55         0.04          --          2.67         2.71
 Class IB...............................    17.55         0.03          --          2.63         2.66
 For the Year Ended December 31, 2003
 Class IA...............................    11.70           --          --          5.85         5.85
 Class IB...............................    11.73        (0.01)         --          5.83         5.82
 For the Year Ended December 31, 2002
 Class IA...............................    16.44        (0.02)         --         (4.72)       (4.74)
 From inception April, 30 2002 through
   December 31, 2002
 Class IB...............................    15.96        (0.01)         --         (4.22)       (4.23)
HARTFORD STOCK HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    49.21         0.72        0.06          6.41         7.19
 Class IB...............................    49.10         0.56        0.06          6.42         7.04
 For the Year Ended December 31, 2005
 Class IA...............................    45.72         0.66          --          3.72         4.38
 Class IB...............................    45.59         0.51          --          3.74         4.25
 For the Year Ended December 31, 2004
 Class IA...............................    44.37         0.74          --          1.10         1.84
 Class IB...............................    44.29         0.64          --          1.08         1.72
 For the Year Ended December 31, 2003
 Class IA...............................    35.46         0.46          --          8.93         9.39
 Class IB...............................    35.42         0.38          --          8.88         9.26
 For the Year Ended December 31, 2002
 Class IA...............................    47.36(5)      0.43(5)       --        (11.94)(5)   (11.51)
 Class IB...............................    47.31(5)      0.38(5)       --        (11.95)(5)   (11.57)
HARTFORD TOTAL RETURN BOND HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................    11.27         0.55          --         (0.01)        0.54
 Class IB...............................    11.20         0.51          --            --         0.51
 For the Year Ended December 31, 2005
 Class IA...............................    11.94         0.44          --         (0.14)        0.30
 Class IB...............................    11.86         0.43          --         (0.17)        0.26
 For the Year Ended December 31, 2004
 Class IA...............................    12.32         0.40          --          0.12         0.52
 Class IB...............................    12.25         0.45          --          0.04         0.49
 For the Year Ended December 31, 2003
 Class IA...............................    11.95         0.36          --          0.57         0.93
 Class IB...............................    11.90         0.40          --          0.50         0.90
 For the Year Ended December 31, 2002
 Class IA...............................    11.46(5)      0.56(5)       --         (0.01)(5)     0.55
 Class IB...............................    11.43(5)      0.46(5)       --          0.07(5)      0.53

                                                       -- SELECTED PER-SHARE DATA(4) --
                                          ----------------------------------------------------------

                                                       DISTRIBUTIONS
                                          DIVIDENDS        FROM
                                           FROM NET      REALIZED      DISTRIBUTIONS
                                          INVESTMENT      CAPITAL          FROM            TOTAL
                                            INCOME         GAINS          CAPITAL      DISTRIBUTIONS
                                          ----------   -------------   -------------   -------------
HARTFORD SMALLCAP GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    $(0.08)       $(1.45)         $   --          $(1.53)
 Class IB...............................     (0.03)        (1.45)             --           (1.48)
 For the Year Ended December 31, 2005
 Class IA...............................     (0.08)        (1.22)          (0.30)          (1.60)
 Class IB...............................     (0.03)        (1.22)          (0.30)          (1.55)
 For the Year Ended December 31, 2004
 Class IA...............................        --            --              --              --
 Class IB...............................        --            --              --              --
 For the Year Ended December 31, 2003
 Class IA...............................        --            --              --              --
 Class IB...............................        --            --              --              --
 For the Year Ended December 31, 2002
 Class IA...............................        --            --              --              --
 From inception April, 30 2002 through
   December 31, 2002
 Class IB...............................        --            --              --              --
HARTFORD STOCK HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     (0.71)        (3.12)             --           (3.83)
 Class IB...............................     (0.57)        (3.12)             --           (3.69)
 For the Year Ended December 31, 2005
 Class IA...............................     (0.89)           --              --           (0.89)
 Class IB...............................     (0.74)           --              --           (0.74)
 For the Year Ended December 31, 2004
 Class IA...............................     (0.49)           --              --           (0.49)
 Class IB...............................     (0.42)           --              --           (0.42)
 For the Year Ended December 31, 2003
 Class IA...............................     (0.48)           --              --           (0.48)
 Class IB...............................     (0.39)           --              --           (0.39)
 For the Year Ended December 31, 2002
 Class IA...............................     (0.39)(5)        --(5)           --           (0.39)
 Class IB...............................     (0.32)(5)        --(5)           --           (0.32)
HARTFORD TOTAL RETURN BOND HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................     (0.57)           --              --           (0.57)
 Class IB...............................     (0.52)           --              --           (0.52)
 For the Year Ended December 31, 2005
 Class IA...............................     (0.88)        (0.09)             --           (0.97)
 Class IB...............................     (0.83)        (0.09)             --           (0.92)
 For the Year Ended December 31, 2004
 Class IA...............................     (0.58)        (0.32)             --           (0.90)
 Class IB...............................     (0.56)        (0.32)             --           (0.88)
 For the Year Ended December 31, 2003
 Class IA...............................     (0.50)        (0.06)             --           (0.56)
 Class IB...............................     (0.49)        (0.06)             --           (0.55)
 For the Year Ended December 31, 2002
 Class IA...............................     (0.05)(5)     (0.01)(5)          --           (0.06)
 Class IB...............................     (0.05)(5)     (0.01)(5)          --           (0.06)

                                               -- RATIOS AND SUPPLEMENTAL DATA --
                                          ---------------------------------------------

                                             NET        NET
                                           INCREASE    ASSET
                                          (DECREASE)   VALUE
                                            IN NET     AT END               NET ASSETS
                                            ASSET        OF      TOTAL       AT END OF
                                            VALUE      PERIOD    RETURN       PERIOD
                                          ----------   ------    ------     -----------
HARTFORD SMALLCAP GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $ (0.09)    $20.79      6.86%(7) $   746,266
 Class IB...............................     (0.09)     20.74      6.59(7)      273,736
 For the Year Ended December 31, 2005
 Class IA...............................      0.62      20.88     11.02(7)      704,168
 Class IB...............................      0.62      20.83     10.78(7)      271,859
 For the Year Ended December 31, 2004
 Class IA...............................      2.71      20.26     15.43         503,717
 Class IB...............................      2.66      20.21     15.14         201,589
 For the Year Ended December 31, 2003
 Class IA...............................      5.85      17.55     50.06         346,380
 Class IB...............................      5.82      17.55     49.70          74,592
 For the Year Ended December 31, 2002
 Class IA...............................     (4.74)     11.70    (28.83)        184,062
 From inception April, 30 2002 through
   December 31, 2002
 Class IB...............................     (4.23)     11.73    (26.51)(2)       7,150
HARTFORD STOCK HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      3.36      52.57     14.65(7)    4,498,001
 Class IB...............................      3.35      52.45     14.37(7)      758,802
 For the Year Ended December 31, 2005
 Class IA...............................      3.49      49.21      9.62       4,787,612
 Class IB...............................      3.51      49.10      9.35         770,163
 For the Year Ended December 31, 2004
 Class IA...............................      1.35      45.72      4.17       5,657,942
 Class IB...............................      1.30      45.59      3.91         718,293
 For the Year Ended December 31, 2003
 Class IA...............................      8.91      44.37     26.47       6,014,675
 Class IB...............................      8.87      44.29     26.16         562,979
 For the Year Ended December 31, 2002
 Class IA...............................    (11.90)     35.46(5) (24.25)      5,094,276
 Class IB...............................    (11.89)     35.42(5) (24.42)        296,767
HARTFORD TOTAL RETURN BOND HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................     (0.03)     11.24      4.80(7)    3,041,321
 Class IB...............................     (0.01)     11.19      4.54(7)    1,040,408
 For the Year Ended December 31, 2005
 Class IA...............................     (0.67)     11.27      2.45       2,745,115
 Class IB...............................     (0.66)     11.20      2.19       1,068,600
 For the Year Ended December 31, 2004
 Class IA...............................     (0.38)     11.94      4.62       2,507,021
 Class IB...............................     (0.39)     11.86      4.36         991,065
 For the Year Ended December 31, 2003
 Class IA...............................      0.37      12.32      7.85       2,332,343
 Class IB...............................      0.35      12.25      7.58         734,768
 For the Year Ended December 31, 2002
 Class IA...............................      0.49      11.95(5)  10.08       2,145,266
 Class IB...............................      0.47      11.90(5)   9.83         382,864

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------
                                                                     RATIO OF
                                           RATIO OF     RATIO OF       NET
                                           EXPENSES     EXPENSES    INVESTMENT
                                          TO AVERAGE   TO AVERAGE     INCOME
                                          NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                            BEFORE       AFTER         NET       TURNOVER
                                          WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                          ----------   ----------   ----------   ---------
HARTFORD SMALLCAP GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.64%        0.64%        0.42%         92%
 Class IB...............................     0.89         0.89         0.17          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.63         0.63         0.20          77
 Class IB...............................     0.88         0.88        (0.05)         --
 For the Year Ended December 31, 2004
 Class IA...............................     0.64         0.64         0.27          88
 Class IB...............................     0.89         0.89         0.02          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.66         0.66        (0.01)        101
 Class IB...............................     0.91         0.91        (0.26)         --
 For the Year Ended December 31, 2002
 Class IA...............................     0.69         0.69        (0.18)         99
 From inception April, 30 2002 through
   December 31, 2002
 Class IB...............................     0.89(1)      0.89(1)     (0.13)(1)      --
HARTFORD STOCK HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.49         0.49         1.27          97
 Class IB...............................     0.74         0.74         1.02          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.50         0.50         1.21          91
 Class IB...............................     0.75         0.75         0.96          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.49         0.49         1.61          30
 Class IB...............................     0.74         0.74         1.36          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.49         0.49         1.18          37
 Class IB...............................     0.74         0.74         0.93          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.49         0.49         0.97          44
 Class IB...............................     0.74         0.72         0.75          --
HARTFORD TOTAL RETURN BOND HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................     0.50         0.50         4.82         344
 Class IB...............................     0.75         0.75         4.56          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.50         0.50         4.09         190
 Class IB...............................     0.75         0.75         3.84          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.50         0.50         3.72         164
 Class IB...............................     0.75         0.75         3.47          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.50         0.50         3.74         215
 Class IB...............................     0.75         0.75         3.49          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.51         0.51         5.58         108
 Class IB...............................     0.76         0.75         5.34          --

---------------
(1)  Annualized.
(2)  Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(4) Information presented relates to a share outstanding throughout the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(8) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                        -- SELECTED PER-SHARE DATA(4) --
                                          -------------------------------------------------------------
                                                                                   NET
                                                                                REALIZED
                                                                                   AND
                                          NET ASSET      NET       PAYMENTS    UNREALIZED      TOTAL
                                          VALUE AT    INVESTMENT     FROM         GAIN          FROM
                                          BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT
                                          OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS
                                          ---------   ----------   ---------   -----------   ----------
HARTFORD U.S. GOVERNMENT SECURITIES HLS
 FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................   $11.09       $ 0.49       $  --       $ (0.06)     $  0.43
 Class IB...............................    11.03         0.46          --         (0.06)        0.40
 For the Year Ended December 31, 2005
 Class IA...............................    11.24         0.35          --         (0.17)        0.18
 Class IB...............................    11.19         0.37          --         (0.22)        0.15
 For the Year Ended December 31, 2004
 Class IA...............................    11.43         0.29          --         (0.07)        0.22
 Class IB...............................    11.39         0.37          --         (0.18)        0.19
 For the Year Ended December 31, 2003
 Class IA...............................    11.36         0.31          --         (0.07)        0.24
 Class IB...............................    11.34         0.27          --         (0.05)        0.22
 For the Year Ended December 31, 2002
 Class IA...............................    10.79         0.22          --          0.89         1.11
 From inception April 30, 2002 through
   December 31, 2002
 Class IB...............................    10.51         0.15          --          0.68         0.83
HARTFORD VALUE HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    11.18         0.15          --          2.23         2.38
 Class IB...............................    11.14         0.13          --          2.21         2.34
 For the Year Ended December 31, 2005
 Class IA...............................    10.73         0.15          --          0.71         0.86
 Class IB...............................    10.67         0.10          --          0.73         0.83
 For the Year Ended December 31, 2004
 Class IA...............................     9.72         0.13          --          0.91         1.04
 Class IB...............................     9.69         0.12          --          0.89         1.01
 For the Year Ended December 31, 2003
 Class IA...............................     7.61         0.10          --          2.08         2.18
 Class IB...............................     7.60         0.09          --          2.06         2.15
 For the Year Ended December 31, 2002
 Class IA...............................     9.94(5)      0.08(5)       --         (2.33)(5)    (2.25)
 Class IB...............................     9.93(5)      0.07(5)       --         (2.33)(5)    (2.26)
HARTFORD VALUE OPPORTUNITIES HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    18.93         0.25        0.01          3.14         3.40
 Class IB...............................    18.83         0.21        0.01          3.11         3.33
 For the Year Ended December 31, 2005
 Class IA...............................    18.16         0.14          --          1.34         1.48
 Class IB...............................    18.06         0.09          --          1.33         1.42
 For the Year Ended December 31, 2004
 Class IA...............................    15.33         0.13          --          2.75         2.88
 Class IB...............................    15.27         0.11          --          2.72         2.83
 For the Year Ended December 31, 2003
 Class IA...............................    10.86         0.06          --          4.48         4.54
 Class IB...............................    10.84         0.08          --          4.41         4.49
 For the Year Ended December 31, 2002
 Class IA...............................    14.83         0.07          --         (3.68)       (3.61)
 From inception April 30, 2002 through
   December 31, 2002
 Class IB...............................    13.51         0.02          --         (2.69)       (2.67)

                                                       -- SELECTED PER-SHARE DATA(4) --
                                          ----------------------------------------------------------

                                                       DISTRIBUTIONS
                                          DIVIDENDS        FROM
                                           FROM NET      REALIZED      DISTRIBUTIONS
                                          INVESTMENT      CAPITAL          FROM            TOTAL
                                            INCOME         GAINS          CAPITAL      DISTRIBUTIONS
                                          ----------   -------------   -------------   -------------
HARTFORD U.S. GOVERNMENT SECURITIES HLS
 FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................    $(0.39)       $   --          $   --          $(0.39)
 Class IB...............................     (0.36)           --              --           (0.36)
 For the Year Ended December 31, 2005
 Class IA...............................     (0.33)           --              --           (0.33)
 Class IB...............................     (0.31)           --              --           (0.31)
 For the Year Ended December 31, 2004
 Class IA...............................     (0.41)           --              --           (0.41)
 Class IB...............................     (0.39)           --              --           (0.39)
 For the Year Ended December 31, 2003
 Class IA...............................     (0.17)           --              --           (0.17)
 Class IB...............................     (0.17)           --              --           (0.17)
 For the Year Ended December 31, 2002
 Class IA...............................     (0.54)           --              --           (0.54)
 From inception April 30, 2002 through
   December 31, 2002
 Class IB...............................        --            --              --              --
HARTFORD VALUE HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     (0.15)        (0.35)             --           (0.50)
 Class IB...............................     (0.10)        (0.35)             --           (0.45)
 For the Year Ended December 31, 2005
 Class IA...............................     (0.27)        (0.14)             --           (0.41)
 Class IB...............................     (0.22)        (0.14)             --           (0.36)
 For the Year Ended December 31, 2004
 Class IA...............................     (0.03)           --              --           (0.03)
 Class IB...............................     (0.03)           --              --           (0.03)
 For the Year Ended December 31, 2003
 Class IA...............................     (0.07)           --              --           (0.07)
 Class IB...............................     (0.06)           --              --           (0.06)
 For the Year Ended December 31, 2002
 Class IA...............................     (0.08)(5)        --(5)           --           (0.08)
 Class IB...............................     (0.07)(5)        --(5)           --           (0.07)
HARTFORD VALUE OPPORTUNITIES HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     (0.26)        (2.33)             --           (2.59)
 Class IB...............................     (0.19)        (2.33)             --           (2.52)
 For the Year Ended December 31, 2005
 Class IA...............................     (0.26)        (0.45)             --           (0.71)
 Class IB...............................     (0.20)        (0.45)             --           (0.65)
 For the Year Ended December 31, 2004
 Class IA...............................     (0.05)           --              --           (0.05)
 Class IB...............................     (0.04)           --              --           (0.04)
 For the Year Ended December 31, 2003
 Class IA...............................     (0.07)           --              --           (0.07)
 Class IB...............................     (0.06)           --              --           (0.06)
 For the Year Ended December 31, 2002
 Class IA...............................     (0.09)        (0.27)             --           (0.36)
 From inception April 30, 2002 through
   December 31, 2002
 Class IB...............................        --            --              --              --

                                               -- RATIOS AND SUPPLEMENTAL DATA --
                                          ---------------------------------------------

                                             NET        NET
                                           INCREASE    ASSET
                                          (DECREASE)   VALUE
                                            IN NET     AT END               NET ASSETS
                                            ASSET        OF      TOTAL       AT END OF
                                            VALUE      PERIOD    RETURN       PERIOD
                                          ----------   ------    ------     -----------
HARTFORD U.S. GOVERNMENT SECURITIES HLS
 FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................   $  0.04     $11.13      4.01%    $   711,639
 Class IB...............................      0.04      11.07      3.75         290,963
 For the Year Ended December 31, 2005
 Class IA...............................     (0.15)     11.09      1.55         591,007
 Class IB...............................     (0.16)     11.03      1.30         323,920
 For the Year Ended December 31, 2004
 Class IA...............................     (0.19)     11.24      2.07         523,819
 Class IB...............................     (0.20)     11.19      1.82         294,711
 For the Year Ended December 31, 2003
 Class IA...............................      0.07      11.43      2.15         514,243
 Class IB...............................      0.05      11.39      1.89         239,023
 For the Year Ended December 31, 2002
 Class IA...............................      0.57      11.36     10.73         590,626
 From inception April 30, 2002 through
   December 31, 2002
 Class IB...............................      0.83      11.34      7.96(2)      100,867
HARTFORD VALUE HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      1.88      13.06     21.82(7)      277,982
 Class IB...............................      1.89      13.03     21.52(7)      148,135
 For the Year Ended December 31, 2005
 Class IA...............................      0.45      11.18      8.13         193,655
 Class IB...............................      0.47      11.14      7.86         129,771
 For the Year Ended December 31, 2004
 Class IA...............................      1.01      10.73     10.71         162,644
 Class IB...............................      0.98      10.67     10.43         120,227
 For the Year Ended December 31, 2003
 Class IA...............................      2.11       9.72     28.60         155,085
 Class IB...............................      2.09       9.69     28.28          99,825
 For the Year Ended December 31, 2002
 Class IA...............................     (2.33)      7.61(5) (22.64)         69,388
 Class IB...............................     (2.33)      7.60(5) (22.81)         34,006
HARTFORD VALUE OPPORTUNITIES HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      0.81      19.74     19.02(7)      508,648
 Class IB...............................      0.81      19.64     18.73(7)      164,151
 For the Year Ended December 31, 2005
 Class IA...............................      0.77      18.93      8.32         390,113
 Class IB...............................      0.77      18.83      8.05         151,960
 For the Year Ended December 31, 2004
 Class IA...............................      2.83      18.16     18.87         259,593
 Class IB...............................      2.79      18.06     18.58          81,772
 For the Year Ended December 31, 2003
 Class IA...............................      4.47      15.33     41.87         156,879
 Class IB...............................      4.43      15.27     41.52          32,572
 For the Year Ended December 31, 2002
 Class IA...............................     (3.97)     10.86    (24.95)         88,793
 From inception April 30, 2002 through
   December 31, 2002
 Class IB...............................     (2.67)     10.84    (19.74)(2)       3,160

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------
                                                                     RATIO OF
                                           RATIO OF     RATIO OF       NET
                                           EXPENSES     EXPENSES    INVESTMENT
                                          TO AVERAGE   TO AVERAGE     INCOME
                                          NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                            BEFORE       AFTER         NET       TURNOVER
                                          WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                          ----------   ----------   ----------   ---------
HARTFORD U.S. GOVERNMENT SECURITIES HLS
 FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................     0.48%        0.48%        4.48%        199%
 Class IB...............................     0.73         0.73         4.21          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.47         0.47         3.60         257
 Class IB...............................     0.72         0.72         3.34          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.47         0.47         3.08         247
 Class IB...............................     0.72         0.72         2.83          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.47         0.47         2.74         191
 Class IB...............................     0.72         0.72         2.49          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.49         0.49         3.47         283
 From inception April 30, 2002 through
   December 31, 2002
 Class IB...............................     0.74(1)      0.74(1)      5.13(1)       --
HARTFORD VALUE HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.85         0.85         1.37          40
 Class IB...............................     1.10         1.10         1.10          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.86         0.86         1.42          30
 Class IB...............................     1.11         1.11         1.17          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.87         0.87         1.36          45
 Class IB...............................     1.12         1.12         1.11          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.87         0.87         1.53          40
 Class IB...............................     1.12         1.12         1.28          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.89         0.89         1.30          37
 Class IB...............................     1.14         1.12         1.07          --
HARTFORD VALUE OPPORTUNITIES HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.64         0.64         1.31          52
 Class IB...............................     0.89         0.89         1.05          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.65         0.65         1.05          52
 Class IB...............................     0.90         0.90         0.79          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.67         0.67         1.10          80
 Class IB...............................     0.92         0.92         0.85          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.71         0.71         0.62          48
 Class IB...............................     0.96         0.96         0.37          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.73         0.73         0.60          67
 From inception April 30, 2002 through
   December 31, 2002
 Class IB...............................     0.91(1)      0.91(1)      1.06(1)       --

---------------
(1)  Annualized.
(2)  Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(4) Information presented relates to a share outstanding throughout the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(8) Per share amounts have been calculated using average shares outstanding method.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

The Board of Directors and Shareholders of
Hartford Series Fund, Inc. and
Hartford HLS Series Fund II, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, and Hartford Value HLS Fund (twenty-six portfolios constituting the Hartford Series Fund, Inc.) and Hartford Growth Opportunities HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford U.S. Government Securities HLS Fund, and Hartford Value Opportunities HLS Fund (four of the ten portfolios constituting the Hartford HLS Series Fund II, Inc.) (collectively, the "Funds") as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2006, by correspondence with the custodian, agent banks or brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting portfolios within Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                              /s/ ERNST & YOUNG LLP
Minneapolis, Minnesota
February 9, 2007

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held, or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the funds pursuant to the Investment Company Act of 1940. Each officer and three of the Funds' directors, as noted in the chart below, are "interested" persons of the funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 88 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely and Ms. Settimi may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to Hartford Series Fund, Inc. ("SF") and Hartford HLS Series Fund II, Inc. ("SF2"), principal occupation, and, for directors, other directorships held.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available upon request without charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statement of Operations herein. The Funds do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 60) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
     Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent Director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested Director of The Japan Fund.

ROBERT M. GAVIN, JR. (age 66) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

DUANE E. HILL (age 61) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
     Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former Partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

SANDRA S. JAFFEE (age 65) Director since 2005
     Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank's Global Securities Services (1995-2003).

WILLIAM P. JOHNSTON (age 62) Director since 2005, Chairman of the Compliance Committee
     In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

PHILLIP O. PETERSON (age 62) Director since 2002 (SF) 2000 (SF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Directors. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

LEMMA W. SENBET (age 60) Director since 2005
     Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Professor Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association.

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 48) Director since 2002

     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001. He was named COO in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. Mr. Marra is also a Managing Member and President of Hartford Investment Financial Services, LLC ("HIFSCO") and HL Investment Advisors, LLC ("HL Advisors").

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

LOWNDES A. SMITH (age 67) Director since 1996 (SF) 2002 (SF2), Co-Chairman of the Investment Committee

     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountains Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 46) Director since 1999 (SF) 2005 (SF2), President since 1999 (SF) 2001 (SF2)

     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment Management") and as Executive Vice President and Chief Investment Officer for The Hartford, Hartford Life, Inc. and Hartford Life Insurance Company. Mr. Znamierowski is also a Managing Member, Executive Vice President and Chief Investment Officer of HIFSCO and HL Advisors.

OTHER OFFICERS

ROBERT M. ARENA (age 38) Vice President since 2006

     Mr. Arena is Senior Vice President of Hartford Life and heads its Retail Products Group in the US Wealth Management Division. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena had joined American Skandia in 1996.

TAMARA L. FAGELY (age 48) Vice President, Controller and Treasurer since 2002
(SF) 1993 (SF2)

     Ms. Fagely has been Vice President of HASCO since 1998 and Chief Financial Officer of HASCO since 2006. Currently, Ms. Fagely is a Vice President of Hartford Life Insurance Company. She served as Assistant Vice President of Hartford Life Insurance Company from December 2001 through March 2005.

SUSAN FLEEGE (age 47) AML Officer since 2005

     Ms. Fleege has served as Chief Compliance Officer for Hartford Administrative Services Company (2005) and Hartford Investor Services Company, LLC since (2006). Prior to joining Hartford Life in 2005, Ms. Fleege was Counsel for Ameriprise Financial Corporation from 2000 to 2005.

THOMAS D. JONES III (age 41) Vice President and Chief Compliance Officer since 2006

     Mr. Jones joined Hartford Life as Vice President and Director of Securities Compliance in 2006 from SEI Investments ("SEI"), where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) ("MLIM"), where he worked from 1992-2004.

EDWARD P. MACDONALD (age 40) Vice President and Secretary since 2005

     Mr. Macdonald serves as Assistant General Counsel of The Hartford. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). Mr. Macdonald joined Prudential in April 1999.

VERNON J. MEYER (age 42) Vice President since 2006

     Mr. Meyer serves as Vice President of Hartford Life and Director of its Investment Advisory Group in the Investment Products Division. Prior to joining the Hartford in 2004, Mr. Meyer served as Vice President and Managing Director of Mass Mutual, which he joined in 1987.

DENISE A. SETTIMI (age 46) Vice President since 2005

     Ms. Settimi currently serves as Operations Officer of HASCO. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

JOHN C. WALTERS (age 45) Vice President since 2001

     Mr. Walters serves as Executive Vice President and Director of the US Wealth Management Division of Hartford Life Insurance Company. Mr. Walters is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.(1)

     (1) Served as President of the Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. between February 1, 2005 and March 27, 2005.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

    HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING
                                     RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2006 is available
(1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

                          SHAREHOLDER MEETING RESULTS

The following proposal was addressed and approved at a special meeting of shareholders held on October 24, 2006.

1. Proposal to approve a sub-advisory agreement between HL Investment Advisors, LLC ("HL Advisors"), the Fund's investment manager, and Hartford Investment Management Company ("Hartford Investment Management"), an affiliate of HL Advisors pursuant to which Hartford Investment Management will serve as an additional sub-adviser of the Hartford SmallCap Growth HLS Fund (the "Fund") and manage a portion of the Fund's assets.

                            FUND                                   FOR            AGAINST         ABSTAIN
                            ----                              --------------   -------------   -------------
Hartford SmallCap Growth HLS Fund                             35,769,980.346   1,480,665.687   3,222,626.038

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 EXPENSE EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; (2) ongoing costs, including advisory and management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2006 through December 31, 2006.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSE

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD
                          ACCOUNT           ACCOUNT          JUNE 30, 2006
                           VALUE             VALUE              THROUGH
                       JUNE 30, 2006   DECEMBER 31, 2006   DECEMBER 31, 2006
                       -------------   -----------------   -----------------
HARTFORD ADVISERS HLS
  FUND
  Class IA...........    $1,000.00         $1,102.32             $3.34
  Class IB...........    $1,000.00         $1,099.84             $4.66
HARTFORD CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........    $1,000.00         $1,121.09             $3.53
  Class IB...........    $1,000.00         $1,158.66             $4.95
HARTFORD DISCIPLINED
  EQUITY HLS FUND
  Class IA...........    $1,000.00         $1,101.47             $3.76
  Class IB...........    $1,000.00         $1,116.88             $5.12
HARTFORD DIVIDEND AND
  GROWTH HLS FUND
  Class IA...........    $1,000.00         $1,138.54             $3.61
  Class IB...........    $1,000.00         $1,195.97             $5.09

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD                     DAYS
                          ACCOUNT           ACCOUNT          JUNE 30, 2006     ANNUALIZED     IN THE         DAYS
                           VALUE             VALUE              THROUGH         EXPENSE       CURRENT       IN THE
                       JUNE 30, 2006   DECEMBER 31, 2006   DECEMBER 31, 2006     RATIO       1/2 YEAR      FULL YEAR
                       -------------   -----------------   -----------------   ----------   -----------   -----------
HARTFORD ADVISERS HLS
  FUND
  Class IA...........    $1,000.00         $1,022.03             $3.21            0.63%         184           365
  Class IB...........    $1,000.00         $1,020.77             $4.48            0.88%         184           365
HARTFORD CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........    $1,000.00         $1,021.88             $3.36            0.66%         184           365
  Class IB...........    $1,000.00         $1,020.62             $4.63            0.91%         184           365
HARTFORD DISCIPLINED
  EQUITY HLS FUND
  Class IA...........    $1,000.00         $1,021.63             $3.62            0.71%         184           365
  Class IB...........    $1,000.00         $1,020.37             $4.89            0.96%         184           365
HARTFORD DIVIDEND AND
  GROWTH HLS FUND
  Class IA...........    $1,000.00         $1,021.83             $3.41            0.67%         184           365
  Class IB...........    $1,000.00         $1,020.57             $4.69            0.92%         184           365

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD
                          ACCOUNT           ACCOUNT          JUNE 30, 2006
                           VALUE             VALUE              THROUGH
                       JUNE 30, 2006   DECEMBER 31, 2006   DECEMBER 31, 2006
                       -------------   -----------------   -----------------
HARTFORD EQUITY
  INCOME HLS FUND
  Class IA...........    $1,000.00         $1,125.15             $4.02
  Class IB...........    $1,000.00         $1,199.89             $5.54
HARTFORD FOCUS HLS
  FUND
  Class IA...........    $1,000.00         $1,119.92             $4.70
  Class IB...........    $1,000.00         $1,088.81             $5.95
HARTFORD GLOBAL
  ADVISERS HLS FUND
  Class IA...........    $1,000.00         $1,055.43             $4.20
  Class IB...........    $1,000.00         $1,080.29             $5.56
HARTFORD GLOBAL
  COMMUNICATIONS HLS
  FUND
  Class IA...........    $1,000.00         $1,271.61             $4.52
  Class IB...........    $1,000.00         $1,211.97             $5.80
HARTFORD GLOBAL
  FINANCIAL SERVICES
  HLS FUND
  Class IA...........    $1,000.00         $1,133.84             $3.76
  Class IB...........    $1,000.00         $1,200.30             $5.27
HARTFORD GLOBAL
  HEALTH HLS FUND
  Class IA...........    $1,000.00         $1,095.86             $4.70
  Class IB...........    $1,000.00         $1,103.34             $6.04
HARTFORD GLOBAL
  LEADERS HLS FUND
  Class IA...........    $1,000.00         $1,081.57             $3.94
  Class IB...........    $1,000.00         $1,133.56             $5.38
HARTFORD GLOBAL
  TECHNOLOGY HLS FUND
  Class IA...........    $1,000.00         $1,119.14             $5.13
  Class IB...........    $1,000.00         $1,094.67             $6.39
HARTFORD GROWTH HLS
  FUND
  Class IA...........    $1,000.00         $1,072.36             $4.39
  Class IB...........    $1,000.00         $1,038.03             $5.60
HARTFORD GROWTH
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,100.93             $3.50
  Class IB...........    $1,000.00         $1,113.35             $4.85
HARTFORD HIGH YIELD
  HLS FUND
  Class IA...........    $1,000.00         $1,078.15             $3.82
  Class IB...........    $1,000.00         $1,103.98             $5.20
HARTFORD INDEX HLS
  FUND
  Class IA...........    $1,000.00         $1,123.98             $1.82
  Class IB...........    $1,000.00         $1,148.71             $3.20
HARTFORD
  INTERNATIONAL
  CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........    $1,000.00         $1,147.67             $4.66
  Class IB...........    $1,000.00         $1,232.13             $6.25
HARTFORD
  INTERNATIONAL
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,135.15             $3.93
  Class IB...........    $1,000.00         $1,236.54             $5.52
HARTFORD
  INTERNATIONAL SMALL
  COMPANY HLS FUND
  Class IA...........    $1,000.00         $1,163.35             $5.02
  Class IB...........    $1,000.00         $1,284.22             $6.74
HARTFORD MIDCAP HLS
  FUND
  Class IA...........    $1,000.00         $1,078.89             $3.56
  Class IB...........    $1,000.00         $1,109.94             $4.95
HARTFORD MIDCAP VALUE
  HLS FUND
  Class IA...........    $1,000.00         $1,102.62             $4.13
  Class IB...........    $1,000.00         $1,170.67             $5.64
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........    $1,000.00         $1,022.53             $2.45
  Class IB...........    $1,000.00         $1,040.60             $3.75
HARTFORD MORTGAGE
  SECURITIES HLS FUND
  Class IA...........    $1,000.00         $1,045.71             $2.53
  Class IB...........    $1,000.00         $1,040.39             $3.81

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD                     DAYS
                          ACCOUNT           ACCOUNT          JUNE 30, 2006     ANNUALIZED     IN THE         DAYS
                           VALUE             VALUE              THROUGH         EXPENSE       CURRENT       IN THE
                       JUNE 30, 2006   DECEMBER 31, 2006   DECEMBER 31, 2006     RATIO       1/2 YEAR      FULL YEAR
                       -------------   -----------------   -----------------   ----------   -----------   -----------
HARTFORD EQUITY
  INCOME HLS FUND
  Class IA...........    $1,000.00         $1,021.42             $3.82            0.75%         184           365
  Class IB...........    $1,000.00         $1,020.16             $5.09            1.00%         184           365
HARTFORD FOCUS HLS
  FUND
  Class IA...........    $1,000.00         $1,020.77             $4.48            0.88%         184           365
  Class IB...........    $1,000.00         $1,019.51             $5.75            1.13%         184           365
HARTFORD GLOBAL
  ADVISERS HLS FUND
  Class IA...........    $1,000.00         $1,021.12             $4.13            0.81%         184           365
  Class IB...........    $1,000.00         $1,019.86             $5.40            1.06%         184           365
HARTFORD GLOBAL
  COMMUNICATIONS HLS
  FUND
  Class IA...........    $1,000.00         $1,021.22             $4.02            0.79%         184           365
  Class IB...........    $1,000.00         $1,019.96             $5.30            1.04%         184           365
HARTFORD GLOBAL
  FINANCIAL SERVICES
  HLS FUND
  Class IA...........    $1,000.00         $1,021.68             $3.57            0.70%         184           365
  Class IB...........    $1,000.00         $1,020.42             $4.84            0.95%         184           365
HARTFORD GLOBAL
  HEALTH HLS FUND
  Class IA...........    $1,000.00         $1,020.72             $4.53            0.89%         184           365
  Class IB...........    $1,000.00         $1,019.46             $5.80            1.14%         184           365
HARTFORD GLOBAL
  LEADERS HLS FUND
  Class IA...........    $1,000.00         $1,021.42             $3.82            0.75%         184           365
  Class IB...........    $1,000.00         $1,020.16             $5.09            1.00%         184           365
HARTFORD GLOBAL
  TECHNOLOGY HLS FUND
  Class IA...........    $1,000.00         $1,020.37             $4.89            0.96%         184           365
  Class IB...........    $1,000.00         $1,019.11             $6.16            1.21%         184           365
HARTFORD GROWTH HLS
  FUND
  Class IA...........    $1,000.00         $1,020.97             $4.28            0.84%         184           365
  Class IB...........    $1,000.00         $1,019.71             $5.55            1.09%         184           365
HARTFORD GROWTH
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,021.88             $3.36            0.66%         184           365
  Class IB...........    $1,000.00         $1,020.62             $4.63            0.91%         184           365
HARTFORD HIGH YIELD
  HLS FUND
  Class IA...........    $1,000.00         $1,021.53             $3.72            0.73%         184           365
  Class IB...........    $1,000.00         $1,020.27             $4.99            0.98%         184           365
HARTFORD INDEX HLS
  FUND
  Class IA...........    $1,000.00         $1,023.49             $1.73            0.34%         184           365
  Class IB...........    $1,000.00         $1,022.23             $3.01            0.59%         184           365
HARTFORD
  INTERNATIONAL
  CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........    $1,000.00         $1,020.87             $4.38            0.86%         184           365
  Class IB...........    $1,000.00         $1,019.61             $5.65            1.11%         184           365
HARTFORD
  INTERNATIONAL
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,021.53             $3.72            0.73%         184           365
  Class IB...........    $1,000.00         $1,020.27             $4.99            0.98%         184           365
HARTFORD
  INTERNATIONAL SMALL
  COMPANY HLS FUND
  Class IA...........    $1,000.00         $1,020.57             $4.69            0.92%         184           365
  Class IB...........    $1,000.00         $1,019.31             $5.96            1.17%         184           365
HARTFORD MIDCAP HLS
  FUND
  Class IA...........    $1,000.00         $1,021.78             $3.47            0.68%         184           365
  Class IB...........    $1,000.00         $1,020.52             $4.74            0.93%         184           365
HARTFORD MIDCAP VALUE
  HLS FUND
  Class IA...........    $1,000.00         $1,021.27             $3.97            0.78%         184           365
  Class IB...........    $1,000.00         $1,020.01             $5.24            1.03%         184           365
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........    $1,000.00         $1,022.79             $2.45            0.48%         184           365
  Class IB...........    $1,000.00         $1,021.53             $3.72            0.73%         184           365
HARTFORD MORTGAGE
  SECURITIES HLS FUND
  Class IA...........    $1,000.00         $1,022.74             $2.50            0.49%         184           365
  Class IB...........    $1,000.00         $1,021.48             $3.77            0.74%         184           365

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD
                          ACCOUNT           ACCOUNT          JUNE 30, 2006
                           VALUE             VALUE              THROUGH
                       JUNE 30, 2006   DECEMBER 31, 2006   DECEMBER 31, 2006
                       -------------   -----------------   -----------------
HARTFORD SMALL
  COMPANY HLS FUND
  Class IA...........    $1,000.00         $1,069.12             $3.81
  Class IB...........    $1,000.00         $1,136.42             $5.28
HARTFORD SMALLCAP
  GROWTH HLS FUND
  Class IA...........    $1,000.00         $1,058.45             $3.32
  Class IB...........    $1,000.00         $1,061.43             $4.62
HARTFORD SMALLCAP
  VALUE HLS FUND
  Class IA...........    $1,000.00         $1,108.38             $5.31
  Class IB...........    $1,000.00         $1,173.90             $6.85
HARTFORD STOCK HLS
  FUND
  Class IA...........    $1,000.00         $1,133.32             $2.63
  Class IB...........    $1,000.00         $1,139.95             $3.99
HARTFORD TOTAL RETURN
  BOND HLS FUND
  Class IA...........    $1,000.00         $1,051.37             $2.59
  Class IB...........    $1,000.00         $1,041.65             $3.86
HARTFORD U.S.
  GOVERNMENT
  SECURITIES HLS FUND
  Class IA...........    $1,000.00         $1,037.93             $2.41
  Class IB...........    $1,000.00         $1,033.91             $3.69
HARTFORD VALUE HLS
  FUND
  Class IA...........    $1,000.00         $1,127.63             $4.56
  Class IB...........    $1,000.00         $1,209.67             $6.13
HARTFORD VALUE
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,132.44             $3.49
  Class IB...........    $1,000.00         $1,182.73             $4.95

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD                     DAYS
                          ACCOUNT           ACCOUNT          JUNE 30, 2006     ANNUALIZED     IN THE         DAYS
                           VALUE             VALUE              THROUGH         EXPENSE       CURRENT       IN THE
                       JUNE 30, 2006   DECEMBER 31, 2006   DECEMBER 31, 2006     RATIO       1/2 YEAR      FULL YEAR
                       -------------   -----------------   -----------------   ----------   -----------   -----------
HARTFORD SMALL
  COMPANY HLS FUND
  Class IA...........    $1,000.00         $1,021.53             $3.72            0.73%         184           365
  Class IB...........    $1,000.00         $1,020.27             $4.99            0.98%         184           365
HARTFORD SMALLCAP
  GROWTH HLS FUND
  Class IA...........    $1,000.00         $1,021.98             $3.26            0.64%         184           365
  Class IB...........    $1,000.00         $1,020.72             $4.53            0.89%         184           365
HARTFORD SMALLCAP
  VALUE HLS FUND
  Class IA...........    $1,000.00         $1,020.16             $5.09            1.00%         184           365
  Class IB...........    $1,000.00         $1,018.90             $6.36            1.25%         184           365
HARTFORD STOCK HLS
  FUND
  Class IA...........    $1,000.00         $1,022.74             $2.50            0.49%         184           365
  Class IB...........    $1,000.00         $1,021.48             $3.77            0.74%         184           365
HARTFORD TOTAL RETURN
  BOND HLS FUND
  Class IA...........    $1,000.00         $1,022.68             $2.55            0.50%         184           365
  Class IB...........    $1,000.00         $1,021.42             $3.82            0.75%         184           365
HARTFORD U.S.
  GOVERNMENT
  SECURITIES HLS FUND
  Class IA...........    $1,000.00         $1,022.84             $2.40            0.47%         184           365
  Class IB...........    $1,000.00         $1,021.58             $3.67            0.72%         184           365
HARTFORD VALUE HLS
  FUND
  Class IA...........    $1,000.00         $1,020.92             $4.33            0.85%         184           365
  Class IB...........    $1,000.00         $1,019.66             $5.60            1.10%         184           365
HARTFORD VALUE
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,021.93             $3.31            0.65%         184           365
  Class IB...........    $1,000.00         $1,020.67             $4.58            0.90%         184           365

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that each mutual fund's board of directors, including a majority of those directors who are not "interested persons" of the mutual fund, as defined in the 1940 Act ("Independent Directors"), annually review and consider the continuation of the mutual fund's investment advisory and sub-advisory agreements after an initial two year period.

At a meeting held on August 1-2, 2006, the Board of Directors of the Funds, including each of the Independent Directors, unanimously voted to approve the investment management agreement for each Fund with an agreement up for renewal with HL Investment Advisors, LLC ("HL Advisors") and the investment sub-advisory agreements between HL Advisors and each Fund's respective sub-adviser(s) ("sub-advisers," and together with HL Advisors, "advisers") -- Hartford Investment Management Company ("Hartford Investment") and Wellington Management Company, LLP ("Wellington") (collectively, the "agreements"). In the months preceding this meeting, the Board requested, received, and reviewed written responses from the advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about each Fund and the related agreements by Fund officers and representatives of HL Advisors at the Board's meetings on June 20-21, 2006 and August 1-2, 2006. In considering the approval of the agreements, the Board also took into account information provided to the Board at its meetings throughout the year, including reports on Fund performance, compliance, shareholder services, and the other services provided to the Funds by the advisers and their affiliates.

The Independent Directors, advised by their independent legal counsel, engaged two service providers to assist them with evaluating the agreements with respect to each Fund. Lipper, Inc. ("Lipper"), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund's management, administrative fees (for certain Funds), sub-advisory fees, overall expense ratios, and investment performance compared to those of mutual funds with similar investment objectives in various peer groups ("peer funds"). The Independent Directors also engaged an independent financial services consulting firm (the "Consultant") to assist them in evaluating each Fund's management fees, administrative fees (for certain Funds), sub-advisory fees and overall expense ratios and investment performance.

The Board considered the agreements for each Fund at the June and August meetings. In connection with these deliberations, HL Advisors agreed to reduce fees and shareholder expenses for a number of the Funds. In determining to continue the agreements for each Fund, the Board determined that the proposed management fee structure, taking into account these reductions, was fair and reasonable and that continuation of the agreements was in the best interests of each Fund and its shareholders. In determining to re-approve the agreements, the Board considered the following categories of material factors, among others, relating to the agreements.

Nature, Extent and Quality of Services

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Funds by the advisers. The Board considered, among other things, the terms of the agreements, the range of services provided, and each adviser's organizational structure, systems and personnel.(1) The Board received information on the experience of senior management and relevant investment and other personnel of advisers, and the adequacy of the time and attention devoted by them to the Funds. The Board considered each adviser's reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes, including hiring additional personnel designed to improve services to the Funds, and its investments in infrastructure in light of increased regulatory requirements and other developments. The Board considered the progress that Hartford Investment has made in developing an equity management capability. In addition, the Board considered the quality of each adviser's communications with the Board and responsiveness to Board inquiries.

---------------

1 Certain Funds have entered into investment management agreements with HL
  Advisors under which HL Advisors provides investment advisory and certain administrative services to those Funds. Other Funds have entered into investment management agreements with HL Advisors for investment advisory services, and a separate administrative agreement with Hartford Life Insurance Company ("Hartford Life"), under which Hartford Life provides certain administrative services to those Funds. For those Funds that have separate management and administrative agreements, the Board considered the fees payable under both agreements in the aggregate.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY
 AGREEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

The Board also requested and evaluated information concerning each adviser's regulatory and compliance environment. In this regard, the Board requested and reviewed information on each adviser's compliance policies and procedures, their compliance history, and a report from the Funds' Chief Compliance Officer on each adviser's compliance with applicable laws and regulations, including their responses to regulatory developments and compliance issues raised by regulators. The Board also noted the advisers' support of the Funds' compliance control structure, particularly the resources devoted by the advisers in support of the Funds' obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HL Advisors, the Board noted that under the agreements, HL Advisors is responsible for the management of each Fund, including overseeing fund operations and service providers, and it or Hartford Life provides administrative services to the Funds as well as the investment advisory services in connection with selecting, monitoring and supervising sub-advisers. The Board considered its experiences with HL Advisors and, for certain Funds, Hartford Life, with respect to each of these services. The Board considered that HL Advisors or its affiliates is responsible for providing the Funds' officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Funds and their shareholders by HL Advisors' affiliates.

With respect to the sub-advisers, who provide day-to-day portfolio management services, the Board considered the quality of each sub-adviser's investment personnel, their ability to attract and retain qualified investment professionals, their investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by HL Advisors and each of the sub-advisers.

Performance of the Funds, HL Advisors, and the Sub-Advisers

The Board considered the investment performance of each Fund. In this regard, the Board considered information and materials provided to the Board from HL Advisors and Lipper comparing each Fund's short-term and long-term and recent investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds selected by Lipper. This information included performance reports (provided by Lipper, HL Advisors and the sub-advisers) and discussions with portfolio managers and other representatives of the sub-advisers at board meetings throughout the year, as well as the information provided especially for the annual contract review. The Board also considered the analysis provided by the Consultant relating to each Fund's performance track record.

The Board considered HL Advisors' cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Funds at periodic meetings throughout the year. The Board reviewed the performance of each Fund over the different time periods presented in the materials and evaluated each adviser's analysis of the Funds' performance for these time periods, with specific attention to information indicating underperformance of certain Funds for specific time periods relative to a peer group or benchmark, and the causes for such underperformance. In evaluating the performance of each Fund, the Board also considered whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record.

Based on these considerations, the Board concluded with respect to each Fund that the Fund's performance over time has been satisfactory or, that HL Advisors is addressing the Board's concerns about investment performance, and the Board had continued confidence in HL Advisors' and the sub-advisers' overall capabilities to manage each Fund.

Costs of the Services and Profitability of HL Advisors and the Sub-Advisers

The Board reviewed information regarding HL Advisors' cost to provide investment management and related services to the Funds and HL Advisors' profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. In this regard, the Board noted that HL Advisors had worked with PriceWaterhouseCoopers to refine its methodology for calculating profitability. The Board considered the fact that HL Advisors has subsidized certain of the Funds' fees and total operating expenses through voluntary management fee waivers or permanent reductions in management fee schedules, included fee waivers and reductions negotiated by the Board in connection with the renewal of the agreements. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Funds and all aspects of their relationship with the Funds.

--------------------------------------------------------------------------------

With respect to those Funds which are sub-advised by Hartford Investment, which is an affiliate of HL Advisors, the Board considered the costs and profitability information for HL Advisors and Hartford Investment in the aggregate. The Board also requested and received information relating to the operations and profitability. In evaluating such sub-adviser's profitability with respect to the Funds, the Board considered primarily HL Advisors' and the sub-advisers' representations that HL Advisors had negotiated the sub-advisory fees at arm's length, and the sub-advisers' representations that the fees charged to HL Advisors were comparable to fees charged by the sub-advisers to similar clients.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by HL Advisors and the Sub-Advisers

The Board considered comparative information with respect to the investment management fees and administrative fees (for certain Funds) to be paid by the Funds to HL Advisors and its affiliates, the investment sub-advisory fees to be paid to the sub-advisers, and the total expense ratios of the Funds. In this regard, the Board requested and reviewed information from HL Advisors and each sub-adviser relating to the management fees, administrative fees (for certain Funds), sub-advisory fees, and total operating expenses for each Fund. The Board also reviewed written materials from Lipper providing comparative information about each Fund's management fees, administrative fees (for certain Funds), sub-advisory fees, and total expense ratios and the components thereof, relative to those of peer funds. While the Board recognized that comparisons between the Funds and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund's management and sub-advisory fees and total operating expenses.

The Board particularly considered the agreement of HL Advisors to lower certain Funds' fees and expenses in connection with the contract renewal process. In its deliberations, the Board gave significant weight to each Fund's overall expense ratio, net of these reductions. The following reductions were agreed to at the meeting:

- High Yield HLS Fund -- 5 bps fee waiver, effective;

- Hartford Index HLS Fund -- 10 bps contractual fee reduction, effective November 1, 2006;

- Money Market HLS Fund -- 5 bps fee waiver

Based on these considerations, the Board concluded that each Fund's fees and total operating expenses are within a range that is competitive with fees and total operating expenses charged by peer funds, and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, are reasonable.

Economies of Scale

The Board requested and considered information regarding the advisers' realization of economies of scale with respect to the Funds, and whether the fee levels reflect these economies of scale for the benefit of each Fund's investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for each Fund (and administrative fee schedule for certain Funds), which reduce fees as Fund assets grow over time. The Board recognized that Funds with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board considered that certain Funds may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that expense limitations and fee waivers that reduce Fund expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how the fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund's assets hypothetically increase over time. Based on information provided by

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY
 AGREEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund's investors, based on currently available information and the effective advisory fees and expense ratios for the Funds at their current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the advisers and their affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that Hartford Life, an affiliate of HL Advisors, receives fees from certain Funds for providing certain administrative services for those Funds, and that Hartford Life also receives fees for fund accounting and related services from each of the Funds, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also reviewed the fact that Hartford Investor Services Company, LLC ("HISC"), the Funds' transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Funds, and the Board reviewed information on the expected profitability of the Funds' transfer agency function to HISC. The Board considered information provided by HL Advisors indicating that the fees charged by HISC to the Funds are reasonable and in line with industry standards.

The Board also considered that Hartford Securities Distribution Company, Inc. ("HSDC"), as principal underwriter of the Funds, receives 12b-1 fees from the Funds. The Board also noted that certain affiliates of HL Advisors distribute shares of the Funds and receive compensation in that connection.

The Board considered benefits to the sub-advisers from their proposed use of the Funds' brokerage commissions to obtain soft dollar research and representations from HL Advisors and the sub-advisers that the sub-advisers would not be making revenue-sharing or other payments to HL Advisors or its affiliates in connection with the distribution of the Funds.

The Board also considered the fact that Hartford Life had agreed, effective January 1, 2007, to no longer charge the Funds for legal services provided to the Funds by personnel of Hartford Life. Based upon expense information for the prior calendar year, this change will result in savings to the HLS Funds of approximately $480,000 per year.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors' efforts to provide investors in the family with a broad range of investment styles and asset classes, and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

                                    * * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Funds and their shareholders for the Board to approve the agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors and the full Board met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.


         Annual Report
         December 31, 2006                                 (STAG PHOTO)

                                        - Manager Discussions
                                        - Financials

                                                             (THE HARTFORD LOGO)

                                                      HARTFORD SERIES FUND, INC.
                                               HARTFORD HLS SERIES FUND II, INC.

TABLE OF CONTENTS

    Manager Discussions (Unaudited)                                   1



    Hartford Series Fund, Inc. and Hartford HLS Series
    Fund II, Inc. Financial Statements:



      Schedule of Investments as of December 31, 2006:



         Hartford Advisers HLS Fund                                  58
         Hartford Blue Chip Stock HLS Fund                           64
         Hartford Capital Appreciation HLS Fund                      66
         Hartford Capital Opportunities HLS Fund                     70
         Hartford Disciplined Equity HLS Fund                        71
         Hartford Dividend and Growth HLS Fund                       73
         Hartford Equity Income HLS Fund                             75
         Hartford Focus HLS Fund                                     77
         Hartford Global Advisers HLS Fund                           79
         Hartford Global Leaders HLS Fund                            88
         Hartford Growth HLS Fund                                    90
         Hartford Growth Opportunities HLS Fund                      92
         Hartford High Yield HLS Fund                                94
         Hartford Index HLS Fund                                    100
         Hartford International Capital Appreciation HLS Fund       106
         Hartford International Opportunities HLS Fund              109
         Hartford International Small Company HLS Fund              112
         Hartford International Stock HLS Fund                      116
         Hartford LargeCap Growth HLS Fund                          118
         Hartford MidCap Growth HLS Fund (formerly Hartford
         MidCap Stock HLS Fund)                                     119
         Hartford Money Market HLS Fund                             121
         Hartford Mortgage Securities HLS Fund                      123
         Hartford SmallCap Growth HLS Fund                          126
         Hartford SmallCap Value HLS Fund                           131
         Hartford Stock HLS Fund                                    137
         Hartford Total Return Bond HLS Fund                        139
         Hartford U.S. Government Securities HLS Fund               149
         Hartford Value HLS Fund                                    152
         Hartford Value Opportunities HLS Fund                      154



      Statements of Assets and Liabilities as of December 31,
      2006                                                          158



      Statements of Operations for the Year Ended December 31,
      2006                                                          164



      Statements of Changes in Net Assets for the Years Ended
      December 31, 2006 and 2005                                    170



      Notes to Financial Statements                                 180



      Financial Highlights                                          197
      Report of Independent Registered Public Accounting Firm       207






      Directors and Officers (Unaudited)                            208



      How to Obtain a Copy of the Funds' Proxy Voting Policies
      and Proxy Voting Records (Unaudited)                          210



      Shareholder Meeting Results (Unaudited)                       210



      Expense Example (Unaudited)                                   211



      Approval of Investment Management, and Investment
      Sub-Advisory Agreements (Unaudited)                           214

         This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

         The views expressed in each Fund's Manager Discussion under "Why did the Fund perform this way?" and "What is the outlook?" are views of the Fund's sub-advisers and portfolio management team.

Hartford Advisers HLS Fund inception 3/31/1983
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                             LEHMAN BROTHERS
                                                                                                         GOVERNMENT/CREDIT BOND
                                                       ADVISERS IA                S&P 500 INDEX                   INDEX
                                                       -----------                -------------          ----------------------
12/96                                                     10000                       10000                       10000
                                                          10437                       10624                       10012
                                                          10478                       10708                       10033
                                                          10182                       10269                        9914
                                                          10642                       10881                       10059
                                                          11118                       11542                       10153
                                                          11600                       12060                       10274
                                                          12321                       13018                       10589
                                                          11712                       12289                       10470
                                                          12208                       12962                       10635
                                                          11986                       12529                       10805
                                                          12344                       13109                       10862
12/97                                                     12451                       13334                       10976
                                                          12631                       13481                       11130
                                                          13252                       14453                       11108
                                                          13755                       15193                       11142
                                                          13975                       15346                       11198
                                                          13855                       15082                       11318
                                                          14373                       15695                       11434
                                                          14474                       15528                       11443
                                                          13213                       13283                       11666
                                                          13754                       14134                       12000
                                                          14439                       15283                       11915
                                                          14989                       16209                       11986
12/98                                                     15520                       17143                       12016
                                                          15862                       17860                       12101
                                                          15494                       17305                       11813
                                                          15967                       17997                       11872
                                                          16390                       18694                       11901
                                                          15990                       18253                       11779
                                                          16592                       19266                       11742
                                                          16256                       18664                       11709
                                                          16109                       18571                       11700
                                                          15929                       18062                       11805
                                                          16473                       19205                       11836
                                                          16604                       19595                       11829
12/99                                                     17163                       20749                       11757
                                                          16566                       19707                       11754
                                                          16464                       19334                       11902
                                                          17579                       21224                       12074
                                                          17208                       20586                       12015
                                                          17000                       20164                       12004
                                                          17252                       20661                       12249
                                                          17091                       20338                       12379
                                                          17701                       21601                       12553
                                                          17239                       20460                       12601
                                                          17351                       20374                       12680
                                                          16789                       18769                       12896
12/00                                                     17035                       18861                       13151
                                                          17389                       19529                       13371
                                                          16727                       17750                       13509
                                                          16045                       16626                       13571
                                                          16712                       17916                       13470
                                                          16837                       18036                       13547
                                                          16410                       17598                       13612
                                                          16429                       17425                       13951
                                                          15806                       16335                       14131
                                                          15187                       15016                       14261
                                                          15542                       15303                       14622
                                                          16199                       16477                       14382
12/01                                                     16245                       16622                       14269
                                                          16031                       16379                       14374
                                                          15942                       16063                       14496
                                                          16228                       16668                       14202
                                                          15375                       15658                       14477
                                                          15279                       15543                       14610
                                                          14631                       14436                       14735
                                                          14133                       13311                       14912
                                                          14146                       13398                       15247
                                                          13216                       11943                       15574
                                                          13836                       12993                       15426
                                                          14496                       13757                       15435
12/02                                                     14004                       12949                       15844
                                                          13759                       12611                       15843
                                                          13664                       12422                       16125
                                                          13690                       12543                       16104
                                                          14391                       13575                       16276
                                                          14982                       14289                       16739
                                                          15101                       14472                       16672
                                                          15181                       14728                       15973
                                                          15348                       15014                       16078
                                                          15296                       14855                       16588
                                                          15791                       15695                       16377
                                                          15901                       15832                       16420
12/03                                                     16594                       16662                       16582
                                                          16688                       16968                       16733
                                                          16828                       17204                       16938
                                                          16669                       16944                       17093
                                                          16376                       16679                       16568
                                                          16512                       16907                       16484
                                                          16785                       17236                       16551
                                                          16395                       16665                       16726
                                                          16492                       16732                       17080
                                                          16468                       16913                       17140
                                                          16485                       17172                       17288
                                                          16792                       17866                       17096
12/04                                                     17215                       18474                       17278
                                                          17047                       18024                       17398
                                                          17270                       18403                       17283
                                                          16909                       18077                       17162
                                                          16870                       17735                       17419
                                                          17317                       18298                       17637
                                                          17331                       18325                       17753
                                                          17795                       19006                       17553
                                                          17896                       18832                       17815
                                                          17971                       18985                       17582
                                                          17776                       18668                       17431
                                                          18300                       19374                       17521
12/05                                                     18461                       19380                       17687
                                                          18825                       19894                       17655
                                                          18792                       19947                       17702
                                                          18868                       20196                       17508
                                                          19046                       20467                       17453
                                                          18662                       19878                       17443
                                                          18486                       19905                       17484
                                                          18563                       20027                       17711
                                                          19007                       20503                       17991
                                                          19349                       21031                       18167
                                                          19839                       21716                       18282
                                                          20310                       22128                       18496
12/06                                                     20437                       22439                       18355

    --- ADVISERS IA               --- S&P 500 INDEX             -- LEHMAN BROTHERS
        $10,000 starting value        $10,000 starting value        GOVERNMENT/
        $20,437 ending value          $22,439 ending value          CREDIT BOND INDEX
                                                                    $10,000 starting value
                                                                    $18,355 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                          1 YEAR   5 YEAR   10 YEAR
--------------------------------------------------------
Advisers IA               10.70%   4.70%     7.41%
--------------------------------------------------------
Advisers IB(3)            10.43%   4.44%     7.17%
--------------------------------------------------------
S&P 500 Index             15.78%   6.19%     8.42%
--------------------------------------------------------
Lehman Brothers
  Government/Credit Bond
  Index                    3.78%   5.17%     6.26%
--------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA   PETER I. HIGGINS, CFA   JOHN C. KEOGH            CHRISTOPHER L. GOOTKIND, CFA
Senior Vice            Vice President          Senior Vice President,   Vice President
President, Partner                             Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Advisers HLS Fund returned 10.70% for the twelve-month period ended December 31, 2006, underperforming its benchmark, the S&P 500 Index, which returned 15.78%, and outperforming the Lehman Brothers Government/Credit Bond Index, which returned 3.78% for the same period. The Fund also underperformed the 11.67% return of the average fund in the Lipper VA Mixed-Asset Target Allocation Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Financial markets have been strong for the past twelve month period. Equity markets as measured by the S&P 500 hit record highs and were up 15.78% while the bond market as measured by the Lehman Brothers Government/Credit Bond Index increased 3.78%. The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the past year both the equity portion and the fixed income portion of the Fund underperformed their respective benchmarks. Asset Allocation contributed positively to the Fund's performance as the Fund's consistent overweight to equities helped during the year.

The Equity portion of the Fund underperformed due primarily to negative stock selection within the Consumer Discretionary, Health Care and Materials sectors. This was offset somewhat by strong stock selection within Information Technology, Industrials and Financials.

Stocks that detracted the most from relative (i.e. performance of the Fund as measured against the benchmark) returns included XM Satellite, Boston Scientific, Marvell Technology and Dollar General. Media company XM Satellite came under pressure as decelerating customer addition trends and regulatory review of product compliance caused investors to question the market opportunity. The Fund continues to hold the stock based on positive long-term trends in satellite radio due to original equipment manufacturer (OEM) adoption. Boston Scientific had a tough year, suffering from erosion of its Implantable Cardioverter Defibrillator (ICD) market share, concerns surrounding its drug eluting stent business, and continued issues with cardiac product recalls from its recently acquired Guidant business. We retain our position as the fundamentals of the company remain sound and the stock is attractively priced. Chip maker Marvell declined on disruption in the hard disk drive market and worries over stock option grants. Discount retailer Dollar General disappointed due

--------------------------------------------------------------------------------

to high gasoline prices hitting Dollar General customers and thus impacting the company's top line. Additionally, Dollar General has been selling a greater proportion of lower-margin "highly consumable products" than anticipated. These are products like perishable foods and cleaning supplies that are used up quickly by consumers and need to be replaced frequently, but carry thin margins. The Fund's overweight (i.e. the Fund's sector position was more than the benchmark position) allocation to Health Care, which posted positive absolute (i.e. total return) returns but lagged the market, also hurt returns.

Stock selection was strongest within the Information Technology, Industrials and Financials sectors. Top relative contributors to the Fund included AT&T, Cisco Systems, UBS, Broadcom and Lexmark. The Fund also benefited from not owning Intel, whose shares declined during the year. AT&T is benefiting from the stabilization of its long distance pricing. Also, cost-cutting from its recent acquisitions is going well. Cisco's revenue and earnings growth has surprised the market on the upside. The strong secular move of enterprise and service provider networks toward all-IP networks plays into Cisco's strength. We continue to hold a position in the stock. UBS, the Swiss-based financial institution, posted outstanding results due primarily to its well-performing wealth management business. UBS remains one of our top holdings. We initiated a position in Broadcom during a low in its share price during the summer after it guided down estimates and faced pressures due to options investigations. Despite its solid gains, Broadcom remains a material holding as we see strong business prospects for many years to come and valuation is still reasonable. Shares in Lexmark, a manufacturer and supplier of printing and imaging solutions, rose as the company recovered from its product and distribution missteps last year. Other positive contributors to absolute performance included Exxon Mobil, Bank of America, Citigroup and Munich Re.

While absolute performance was positive in the fixed income portion of the Fund, relative returns slightly lagged the benchmark. The bonds underperformed their benchmark during the year due mainly to starting the year with a longer duration. Additionally sector allocation produced mixed results. The benefit derived from the Fund's overweight allocations to structured sectors such as mortgage pass-throughs and commercial mortgage-backed securities (CMBS) was more than offset by our out-of-benchmark allocation to Treasury Inflation Protected Securities (TIPS). Weakness in the commodity markets, as well as several below-trend reports on CPI (Consumer Price Index), caused TIPS to underperform during the period. We believe an economic growth slowdown is apparent, but a hard landing is unlikely. We continue to overweight the non-government sectors with a preference towards structured securities and MBS. We view the current environment, with strong balance sheets and solid earnings and cash flow generation, as being favorable for investment grade credit. While we acknowledge that the best is probably behind us, with corporations starting to increase balance sheet leverage, the low default environment is likely to continue into 2007. While valuations are not compelling historically, they are likely fair for the current environment. Security selection continues to be important given the frequency of capital restructurings through Leveraged buyouts. We maintain an underweight allocation to the credit sector.

WHAT IS THE OUTLOOK?

The stock portion of the Fund is managed with a large cap core investment approach. We apply a bottom-up investment process in constructing a diversified portfolio. We look for companies that exhibit some or all of the following characteristics: industry leadership, strong balance sheets, solid management teams, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, the equity portion of the Fund was overweight positions in Information Technology and Health Care and underweight positions in Energy and Financials.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of December 31, 2006, the Fund's equity exposure was at 68% compared to 60% in its benchmark and at the upper end of the 50-70% range, as we expect equities to continue to outperform bonds and cash.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.6%
-------------------------------------------------------------------
Capital Goods                                               1.8
-------------------------------------------------------------------
Consumer Cyclical                                           6.8
-------------------------------------------------------------------
Consumer Staples                                            5.3
-------------------------------------------------------------------
Energy                                                      4.2
-------------------------------------------------------------------
Finance                                                    23.5
-------------------------------------------------------------------
General Obligations                                         0.2
-------------------------------------------------------------------
Health Care                                                 7.4
-------------------------------------------------------------------
Other Direct Federal Obligations                            2.2
-------------------------------------------------------------------
Services                                                    7.2
-------------------------------------------------------------------
Technology                                                 20.2
-------------------------------------------------------------------
Transportation                                              0.1
-------------------------------------------------------------------
U.S. Government Agencies                                    2.0
-------------------------------------------------------------------
U.S. Government Securities                                 10.1
-------------------------------------------------------------------
Utilities                                                   1.2
-------------------------------------------------------------------
Short-Term Investments                                     24.3
-------------------------------------------------------------------
Other Assets & Liabilities                                (20.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY SECTOR
as of December 31, 2006

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Asset and Commercial Backed Securities                      2.9%
-------------------------------------------------------------------
Common Stock                                               67.8
-------------------------------------------------------------------
Corporate Bonds: Investment Grade                           0.1
-------------------------------------------------------------------
Corporate Bonds: Non Investment Grade                      10.5
-------------------------------------------------------------------
Municipal Bonds                                             0.2
-------------------------------------------------------------------
U.S. Government Agencies                                    2.0
-------------------------------------------------------------------
U.S. Government Securities                                 12.3
-------------------------------------------------------------------
Short-Term Investments                                     24.3
-------------------------------------------------------------------
Other Assets & Liabilities                                (20.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Blue Chip Stock HLS Fund  inception 5/1/1996
(subadvised by Hartford Investment Management Company*)


PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment

(LINE GRAPH)

                                                   BLUE CHIP STOCK IA       RUSSELL 1000 GROWTH INDEX         S&P 500 INDEX
                                                   ------------------       -------------------------         -------------
12/96                                                     10000                       10000                       10000
                                                          10404                       10701                       10624
                                                          10428                       10629                       10708
                                                           9981                       10054                       10269
                                                          10417                       10721                       10881
                                                          11021                       11495                       11546
                                                          11480                       11955                       12059
                                                          12337                       13012                       13018
                                                          11786                       12251                       12289
                                                          12353                       12854                       12961
                                                          12057                       12379                       12528
                                                          12425                       12904                       13109
12/97                                                     12700                       13049                       13334
                                                          12846                       13439                       13481
                                                          13811                       14450                       14453
                                                          14436                       15026                       15193
                                                          14577                       15234                       15346
                                                          14215                       14802                       15082
                                                          14850                       15708                       15694
                                                          14695                       15604                       15528
                                                          12338                       13262                       13283
                                                          13077                       14281                       14134
                                                          14186                       15429                       15283
                                                          15055                       16603                       16209
12/98                                                     16264                       18100                       17143
                                                          16749                       19162                       17859
                                                          16279                       18287                       17304
                                                          16886                       19250                       17997
                                                          17319                       19275                       18693
                                                          16828                       18682                       18253
                                                          17858                       19991                       19266
                                                          17254                       19356                       18664
                                                          17068                       19672                       18571
                                                          16738                       19259                       18062
                                                          17916                       20713                       19204
                                                          18305                       21831                       19595
12/99                                                     19498                       24101                       20749
                                                          18874                       22971                       19707
                                                          19069                       24094                       19334
                                                          20710                       25819                       21224
                                                          20114                       24590                       20586
                                                          19674                       23352                       20163
                                                          20854                       25122                       20660
                                                          20443                       24074                       20338
                                                          22163                       26254                       21600
                                                          21060                       23771                       20460
                                                          20580                       22646                       20373
                                                          18605                       19308                       18768
12/00                                                     19016                       18697                       18860
                                                          19292                       19988                       19529
                                                          17240                       16595                       17750
                                                          15783                       14789                       16626
                                                          17351                       16660                       17916
                                                          17487                       16414                       18036
                                                          17053                       16034                       17598
                                                          16614                       15634                       17424
                                                          15444                       14355                       16335
                                                          14324                       12922                       15016
                                                          14898                       13600                       15303
                                                          16062                       14906                       16477
12/01                                                     16276                       14878                       16622
                                                          15792                       14615                       16379
                                                          15323                       14009                       16063
                                                          16044                       14493                       16667
                                                          15041                       13311                       15657
                                                          14788                       12989                       15542
                                                          13509                       11787                       14436
                                                          12525                       11139                       13311
                                                          12757                       11172                       13398
                                                          11440                       10013                       11943
                                                          12541                       10932                       12993
                                                          13151                       11526                       13757
12/02                                                     12305                       10730                       12949
                                                          12068                       10469                       12611
                                                          11943                       10421                       12422
                                                          12145                       10615                       12542
                                                          13150                       11400                       13574
                                                          13828                       11969                       14289
                                                          13999                       12134                       14471
                                                          14304                       12436                       14727
                                                          14473                       12745                       15013
                                                          14264                       12609                       14854
                                                          15028                       13317                       15694
                                                          15185                       13456                       15832
12/03                                                     15910                       13922                       16661
                                                          16220                       14206                       16967
                                                          16359                       14296                       17203
                                                          16208                       14031                       16943
                                                          15850                       13868                       16678
                                                          16092                       14126                       16906
                                                          16349                       14303                       17235
                                                          15583                       13494                       16664
                                                          15563                       13428                       16731
                                                          15848                       13555                       16912
                                                          16077                       13767                       17171
                                                          16749                       14240                       17865
12/04                                                     17327                       14799                       18473
                                                          16815                       14305                       18023
                                                          16766                       14457                       18402
                                                          16446                       14194                       18076
                                                          16127                       13924                       17734
                                                          16935                       14597                       18297
                                                          17045                       14543                       18324
                                                          17773                       15254                       19005
                                                          17519                       15058                       18831
                                                          17623                       15127                       18984
                                                          17530                       14980                       18667
                                                          18354                       15626                       19373
12/05                                                     18340                       15577                       19379
                                                          18853                       15851                       19893
                                                          18735                       15826                       19946
                                                          18881                       16059                       20195
                                                          18937                       16038                       20466
                                                          18199                       15494                       19877
                                                          18124                       15433                       19904
                                                          17902                       15139                       20026
                                                          18444                       15611                       20502
                                                          18968                       16040                       21030
                                                          19468                       16604                       21715
                                                          19730                       16934                       22127
12/06                                                     19814                       16991                       22438

    --- BLUE CHIP STOCK IA        --- RUSSELL 1000 GROWTH INDEX             -- S&P 500 INDEX
        $10,000 starting value        $10,000 starting value                    $10,000 starting value
        $19,814 ending value          $16,991 ending value                      $22,438 ending value

RUSSELL 1000 GROWTH INDEX is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

The Fund has changed its benchmark from the S&P 500 Index to the Russell 1000 Growth Index because the Fund's investment manager believes that the Russell 1000 Growth Index is better suited to the investment strategy of the fund.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

* As of 11/13/2006, the sub-adviser changed from T. Rowe Price Associates, Inc. to Hartford Investment Management Company.

AVERAGE ANNUAL RETURNS(1) (as of 12/31/06)

                           1 YEAR   5 YEAR    10 YEAR
-----------------------------------------------------------
Blue Chip Stock IA          8.04%   4.01%      7.08%
-----------------------------------------------------------
Russell 1000 Growth Index   9.07%   2.69%      5.44%
-----------------------------------------------------------
S&P 500 Index              15.78%   6.19%      8.42%
-----------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

HUGH WHELAN, CFA
Executive Vice President
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of the Hartford Blue Chip Stock HLS Fund returned 8.04% for the year, trailing the Standard & Poor's 500 Stock Index, which gained 15.78% and the Russell 1000 Growth Index which gained 9.07%. The Fund outperformed the 6.31% return of the average fund in the Lipper VA Large Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Stock selection produced outperformance in the Materials, Industrials and Business Services sectors relative to the S&P index. Stock selection and overweighting (i.e. the Fund's sector position was more than the benchmark position) of Health Care and Information Technology sectors generated relative (i.e. performance of the Fund as measured against the benchmark) underperformance. Underweighting the strong Energy sector also detracted, as did the avoidance of Utilities stocks.

Overweighting Monsanto, maker of genetically altered crop seeds, produced the greatest contribution in the Materials sector. Metals and mining companies Nucor and BHP Billiton also contributed behind strong commodity prices and demand, but were eliminated from the Fund in the second half.

Stock selection benefited the Industrials and Business Services sector, yielding relative outperformance. Overweighting machinery maker Danaher and defense company General Dynamics produced strong results. General Dynamics was sold in late 2006.

Health Care was the worst performing sector for the year, and the Fund was notably overweight in these stocks. It was the only portfolio sector with a negative return. Service providers slumped amid concerns over pricing and enrollment growth and investigations of stock-options backdating. The portfolio was overweighted in providers, and UnitedHealth Group was the industry's most significant detractor. Slowing sales of stents and implantable cardiofibrillator devices and worries over Medicare reimbursement rates hurt our overweighted holdings in equipment companies St. Jude Medical and Medtronic. St. Jude Medical and Medtronic were eliminated from the Fund in the fourth quarter.

--------------------------------------------------------------------------------

In Information Technology, semiconductor company Marvell Technology Group stumbled on lower demand expectations and investor worries about its acquisition of an Intel processor business. Yahoo! traded lower as competitor Google outdistanced its rivals in search and advertising revenues. Dell moved lower in an unfavorable personal computer market, combined with its executive miscues. All three positions were sold in late 2006.

Weakness in consumer finance, diversified financial services, and insurance holdings weighed on relative performance of the Financials sector, although it was one of the Fund's top absolute (i.e. total return) positive contributors. Capital markets firms Goldman Sachs and UBS were among the portfolio's top contributors. Laggards included disappointing funds manager Legg Mason, insurer Marsh & McLennan, and student loan firm SLM Corp., which declined on fears of lender-unfriendly legislation from the new Congress. During the fourth quarter we eliminated our positions in UBS, Legg Mason, Marsh & McLennan and SLM Corp. Energy was the second strongest sector in the index for the period, and the portfolio was hurt on a relative basis by underweighting as well as by stock selection. The primary source of selection weakness was underweighting Exxon Mobil, the leading oil producer, while favoring energy equipment and services companies. We continue to hold Exxon Mobil at year end.

WHAT IS YOUR OUTLOOK AND STRATEGY?

On November 13, 2006, Hartford Investment Management Company replaced T. Rowe Price Associates, Inc. as sub-adviser for the Fund. The Fund's approach aligns the investment process with the portfolio's Russell 1000(R) Growth benchmark, investing in a broad range of large-cap stocks. The process uses a systematic approach that weighs more than 80 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior. Our team uses this analysis to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund's investment universe. Our team invests in companies that we believe have compelling stock characteristics versus the Russell 1000 Growth Index. Our team constructs the Fund to have a consistent fundamental advantage, which we believe will yield attractive risk-adjusted returns relative to the Russell 1000 Growth Index over the long term.

In addition, on February 5, 2007, the Fund will merge with Hartford Capital Opportunities HLS Fund and Hartford Large Cap Growth HLS Fund. As of February 5, 2007, the Fund will change its name to the Hartford LargeCap Growth HLS Fund.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             0.6%
-------------------------------------------------------------------
Capital Goods                                               5.2
-------------------------------------------------------------------
Consumer Cyclical                                          15.4
-------------------------------------------------------------------
Consumer Staples                                            4.7
-------------------------------------------------------------------
Energy                                                      2.4
-------------------------------------------------------------------
Finance                                                    13.9
-------------------------------------------------------------------
Health Care                                                15.3
-------------------------------------------------------------------
Investment Pools and Funds                                  0.5
-------------------------------------------------------------------
Services                                                   10.1
-------------------------------------------------------------------
Technology                                                 27.7
-------------------------------------------------------------------
Transportation                                              3.1
-------------------------------------------------------------------
Utilities                                                   0.7
-------------------------------------------------------------------
Short-Term Investments                                     22.3
-------------------------------------------------------------------
Other Assets & Liabilities                               (21.9)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Capital Appreciation HLS Fund inception 4/2/1984
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                 CAPITAL APPRECIATION IA          S&P 500 INDEX            RUSSELL 3000 INDEX
                                                 -----------------------          -------------            ------------------
12/96                                                     10000                       10000                       10000
                                                          10384                       10624                       10553
                                                          10185                       10708                       10565
                                                           9612                       10269                       10087
                                                           9857                       10881                       10584
                                                          10981                       11542                       11307
                                                          11456                       12060                       11777
                                                          12405                       13018                       12700
                                                          12258                       12289                       12185
                                                          13072                       12962                       12876
                                                          12289                       12529                       12443
                                                          12192                       13109                       12920
12/97                                                     12234                       13334                       13178
                                                          12124                       13481                       13247
                                                          13271                       14453                       14194
                                                          13795                       15193                       14898
                                                          14039                       15346                       15044
                                                          13421                       15082                       14673
                                                          13681                       15695                       15169
                                                          13338                       15528                       14894
                                                          10683                       13283                       12612
                                                          11313                       14134                       13472
                                                          12418                       15283                       14495
                                                          13193                       16209                       15381
12/98                                                     14128                       17143                       16359
                                                          14742                       17860                       16915
                                                          14091                       17305                       16317
                                                          15181                       17997                       16915
                                                          15897                       18694                       17678
                                                          15672                       18253                       17342
                                                          16543                       19266                       18218
                                                          16367                       18664                       17666
                                                          16168                       18571                       17465
                                                          15620                       18062                       17018
                                                          16672                       19205                       18085
                                                          17566                       19595                       18591
12/99                                                     19420                       20749                       19777
                                                          19027                       19707                       19002
                                                          21963                       19334                       19179
                                                          22496                       21224                       20680
                                                          21315                       20586                       19951
                                                          20609                       20164                       19391
                                                          21893                       20661                       19965
                                                          21927                       20338                       19612
                                                          24144                       21601                       21067
                                                          23268                       20460                       20113
                                                          22602                       20374                       19827
                                                          20728                       18769                       17999
12/00                                                     21988                       18861                       18301
                                                          23301                       19529                       18927
                                                          22253                       17750                       17197
                                                          21046                       16626                       16076
                                                          22677                       17916                       17365
                                                          22987                       18036                       17504
                                                          22315                       17598                       17182
                                                          21492                       17425                       16899
                                                          20417                       16335                       15902
                                                          18066                       15016                       14499
                                                          18590                       15303                       14837
                                                          19931                       16477                       15979
12/01                                                     20463                       16622                       16205
                                                          19916                       16379                       16002
                                                          19493                       16063                       15674
                                                          20241                       16668                       16361
                                                          19151                       15658                       15502
                                                          19080                       15543                       15322
                                                          17389                       14436                       14219
                                                          15989                       13311                       13089
                                                          16364                       13398                       13150
                                                          15129                       11943                       11768
                                                          16254                       12993                       12705
                                                          17510                       13757                       13473
12/02                                                     16432                       12949                       12712
                                                          16098                       12611                       12401
                                                          15922                       12422                       12196
                                                          15738                       12543                       12324
                                                          16920                       13575                       13331
                                                          18262                       14289                       14136
                                                          18744                       14472                       14327
                                                          19086                       14728                       14655
                                                          19803                       15014                       14981
                                                          19727                       14855                       14818
                                                          21275                       15695                       15715
                                                          21809                       15832                       15931
12/03                                                     23395                       16662                       16660
                                                          23780                       16968                       17007
                                                          24648                       17204                       17236
                                                          24663                       16944                       17031
                                                          23731                       16679                       16679
                                                          24237                       16907                       16922
                                                          25264                       17236                       17258
                                                          24002                       16665                       16605
                                                          23641                       16732                       16674
                                                          24486                       16913                       16930
                                                          25049                       17172                       17208
                                                          26875                       17866                       18008
12/04                                                     27925                       18474                       18650
                                                          27258                       18024                       18153
                                                          28286                       18403                       18553
                                                          27187                       18077                       18239
                                                          26353                       17735                       17842
                                                          27129                       18298                       18519
                                                          27647                       18325                       18648
                                                          29110                       19006                       19413
                                                          29380                       18832                       19228
                                                          30478                       18985                       19396
                                                          29917                       18668                       19033
                                                          31575                       19374                       19775
12/05                                                     32267                       19380                       19791
                                                          34034                       19894                       20452
                                                          33679                       19947                       20489
                                                          34252                       20196                       20843
                                                          35243                       20467                       21069
                                                          33858                       19878                       20394
                                                          33464                       19905                       20430
                                                          33196                       20027                       20411
                                                          34023                       20503                       20911
                                                          34510                       21031                       21379
                                                          36064                       21716                       22148
                                                          37166                       22128                       22630
12/06                                                     37628                       22439                       22901

    --- CAPITAL APPRECIATION IA  -- RUSSELL 3000 INDEX        --- S&P 500 INDEX
        $10,000 starting value       $10,000 starting value       $10,000 starting value
        $37,628 ending value         $22,901 ending value         $22,439 ending value

RUSSELL 3000 INDEX is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

The Fund has changed its benchmark from the S&P 500 Index to the Russell 3000 Index because the Fund's investment manager believes that the Russell 3000 Index is better suited to the investment strategy of the fund.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                          1 YEAR  5 YEAR  10 YEAR
------------------------------------------------------
Capital Appreciation IA   16.61%  12.96%   14.17%
------------------------------------------------------
Capital Appreciation
  IB(3)                   16.32%  12.68%   13.92%
------------------------------------------------------
Russell 3000 Index        15.72%   7.16%    8.64%
------------------------------------------------------
S&P 500 Index             15.78%   6.19%    8.42%
------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

SAUL J. PANNELL, CFA                                            FRANK D. CATRICKES, CFA
Senior Vice President, Partner                                  Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of the Hartford Capital Appreciation HLS Fund returned 16.61% for the twelve month period ended December 31, 2006, outperforming its benchmark, the Russell 3000 Index, which returned 15.72% for the same period. The Fund also outperformed the 14.45% return of the average fund in the Lipper VA Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Equity markets posted a strong return for the year. US large cap equities performed well (+15.5% as measured by the Russell 1000 Index) but continued to lag smaller companies as the small cap Russell 2000 rose 18.4%. Value stocks extended their lead over their growth oriented peers, with the broad market Russell 3000 Value finishing ahead of the Russell 3000 Growth by nearly thirteen percentage points. Every sector in the benchmark Russell 3000 finished with positive returns, led by Telecommunication Services, Utilities, and Energy. Health Care and Technology stocks had positive returns, but lagged the benchmark.

Outperformance in this robust environment was driven by stock selection. Performance was particularly positive in Financials, Industrials, and Materials stocks. In Financials, Brazilian bank Unibanco rose over 54% during the year, making it a top relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) contributor. Two other top relative and absolute contributors, Citi Access India and JPM Access India, are so-called "market access" products. These are securities that allow investors to obtain the economic exposure of stock ownership through a counterparty without obtaining direct ownership in the underlying security. Market access products are subject to the same risks as direct investments in securities of foreign issuers, as well as the risk that the counterparty issuing the security may default. Both market access products held in the Fund take the form of warrants. In the case of Citi Access India, the warrants are for Bharti Televentures, the dominant wireless provider in India. The Indian wireless market is growing rapidly, and Bharti is garnering most of the new subscriber growth. The JPM Access India position represents warrants for ICICI bank, India's largest bank by market capitalization. The company is benefiting from the growth of credit to Indian consumers.

Other top absolute and relative contributors during the year included nickel miner Inco, defense contractor Lockheed Martin, and telecommunications giant AT&T. Inco rose on news that it was being acquired by CVRD. Shares in Lockheed Martin gained throughout the year on continued strong defense spending by the US and its allies. AT&T's stock rose on optimism surrounding its merger with BellSouth, which closed at the end of the year.

--------------------------------------------------------------------------------

Stock selection was weakest in the Energy and Health Care sectors. Within Health Care, medical device company Boston Scientific fell on safety concerns regarding the company's implantable defibrillators and a Wall Street Journal article stating that drug-eluting stents could be linked to higher incidences of blood clots. We have exited our position in the stock. Shares in Israeli generic drug company Teva traded lower as the market absorbed news that Merck would be pricing its Zocor drug competitively when it came off patent. We continue to hold Teva as we believe the market is overestimating the impact of this development. Lagging performance in Energy was primarily a result of not holding a position in rising Exxon Mobil stock and owning shares of coal miner Arch Coal, which fell during the year. Other negative relative and absolute contributors included global semiconductor company Marvell, flash storage company SanDisk, and credit card company Capital One Financial.

WHAT IS THE OUTLOOK?

Beginning January 8, 2007, the Fund will shift to a multiple portfolio manager model consisting of two investment teams. The first team is comprised of the Fund's current managers, Saul Pannell and Frank Catrickes. The second team will be comprised of a combination of multiple Wellington Management investment professionals with complementary investment approaches, each separately managing a portion of the Fund in a distinct style and in combination seeking to achieve the Fund's investment objective.

We maintain our expectations for stable, albeit moderate global growth over the coming years. We expect a slowdown in economic activity and easing inflationary pressures that should keep the global central banks on hold for interest rate hikes over the next year.

We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in Materials, Industrials, and Information Technology stocks and less-than-benchmark weights in Financials, Consumer Staples, and Health Care. Our largest absolute sector weights at year-end were in the Financials, Technology, and Industrials sectors.

DIVERSIFICATION BY COUNTRY
as of December 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   0.5%
-------------------------------------------------------------------
Austria                                                     0.3
-------------------------------------------------------------------
Brazil                                                      4.5
-------------------------------------------------------------------
Canada                                                      3.3
-------------------------------------------------------------------
China                                                       0.7
-------------------------------------------------------------------
France                                                      1.2
-------------------------------------------------------------------
Germany                                                     1.2
-------------------------------------------------------------------
India                                                       0.7
-------------------------------------------------------------------
Israel                                                      0.9
-------------------------------------------------------------------
Japan                                                       3.9
-------------------------------------------------------------------
Liberia                                                     0.3
-------------------------------------------------------------------
Luxembourg                                                  0.7
-------------------------------------------------------------------
Netherlands                                                 0.3
-------------------------------------------------------------------
Russia                                                      0.7
-------------------------------------------------------------------
South Africa                                                0.8
-------------------------------------------------------------------
South Korea                                                 1.0
-------------------------------------------------------------------
Switzerland                                                 1.9
-------------------------------------------------------------------
Taiwan                                                      0.7
-------------------------------------------------------------------
Turkey                                                      1.6
-------------------------------------------------------------------
United Kingdom                                              4.5
-------------------------------------------------------------------
United States                                              68.0
-------------------------------------------------------------------
Short-Term Investments                                      6.6
-------------------------------------------------------------------
Other Assets & Liabilities                                 (4.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            12.7%
-------------------------------------------------------------------
Capital Goods                                               9.2
-------------------------------------------------------------------
Consumer Cyclical                                           6.5
-------------------------------------------------------------------
Consumer Staples                                            3.7
-------------------------------------------------------------------
Energy                                                      6.8
-------------------------------------------------------------------
Exchange Traded Funds                                       3.2
-------------------------------------------------------------------
Finance                                                    14.4
-------------------------------------------------------------------
Health Care                                                 4.1
-------------------------------------------------------------------
Services                                                    5.5
-------------------------------------------------------------------
Technology                                                 27.3
-------------------------------------------------------------------
Transportation                                              0.6
-------------------------------------------------------------------
Utilities                                                   3.7
-------------------------------------------------------------------
Short-Term Investments                                      6.6
-------------------------------------------------------------------
Other Assets & Liabilities                                 (4.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Capital Opportunities HLS Fund  inception 5/1/2000
(subadvised by Holland Capital Management, LLP)

PERFORMANCE OVERVIEW 5/1/00 - 12/31/06
Growth of a $10,000 investment

(LINE GRAPH)

                                                                  CAPITAL OPPORTUNITIES IA                S&P 500 INDEX
                                                                  ------------------------                -------------
5/00                                                                       10000                              10000
                                                                            9477                               9795
                                                                            9895                              10036
                                                                            9719                               9880
                                                                           10559                              10493
                                                                           10074                               9939
                                                                            9802                               9897
                                                                            8315                               9117
12/00                                                                       8832                               9162
                                                                            9558                               9487
                                                                            8348                               8622
                                                                            7505                               8076
                                                                            8245                               8703
                                                                            8165                               8761
                                                                            7797                               8548
                                                                            7457                               8464
                                                                            6714                               7935
                                                                            5741                               7294
                                                                            6065                               7434
                                                                            6589                               8004
12/01                                                                       6746                               8074
                                                                            6399                               7957
                                                                            6286                               7803
                                                                            6628                               8097
                                                                            6201                               7606
                                                                            6013                               7550
                                                                            5397                               7013
                                                                            4863                               6467
                                                                            4911                               6509
                                                                            4394                               5802
                                                                            4748                               6312
                                                                            5163                               6683
12/02                                                                       4800                               6291
                                                                            4691                               6126
                                                                            4583                               6034
                                                                            4620                               6093
                                                                            5049                               6594
                                                                            5356                               6941
                                                                            5456                               7030
                                                                            5529                               7154
                                                                            5685                               7293
                                                                            5547                               7216
                                                                            5795                               7624
                                                                            5839                               7691
12/03                                                                       6114                               8094
                                                                            6281                               8242
                                                                            6386                               8357
                                                                            6186                               8231
                                                                            6065                               8102
                                                                            6145                               8213
                                                                            6187                               8373
                                                                            6024                               8095
                                                                            5992                               8128
                                                                            6137                               8216
                                                                            6243                               8341
                                                                            6504                               8679
12/04                                                                       6721                               8974
                                                                            6503                               8755
                                                                            6611                               8940
                                                                            6414                               8781
                                                                            6189                               8615
                                                                            6426                               8889
                                                                            6428                               8902
                                                                            6667                               9232
                                                                            6653                               9148
                                                                            6690                               9222
                                                                            6591                               9068
                                                                            6715                               9411
12/05                                                                       6706                               9414
                                                                            6843                               9664
                                                                            6714                               9690
                                                                            6840                               9810
                                                                            6869                               9942
                                                                            6598                               9656
                                                                            6617                               9669
                                                                            6617                               9729
                                                                            6787                               9960
                                                                            6967                              10216
                                                                            7083                              10549
                                                                            7208                              10749
12/06                                                                       7235                              10900

    --- CAPITAL OPPORTUNITIES IA               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $7,235  ending value                       $10,900 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.


You cannot invest directly in an index.


The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(1) (as of 12/31/06)

                                               SINCE
                           1 YEAR   5 YEAR   INCEPTION
------------------------------------------------------------
Capital Opportunities IA    7.89%   1.41%      -4.74%
------------------------------------------------------------
S&P 500 Index              15.78%   6.19%       1.30%*
------------------------------------------------------------

* Return is from 4/30/00.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

LOUIS A. HOLLAND
Managing Partner & Chief Investment Officer

MONICA L. WALKER
Partner & Portfolio Manager

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Capital Opportunities HLS Fund returned 7.89% for the one-year period ended December 31, 2006, underperforming its benchmark, the S&P 500 Index, which returned 15.78% for the same period. The Fund also underperformed the 14.45% return of the average fund in the Lipper VA Multi-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The Fund underperformed the general market S&P 500 Index mainly due to unfavorable stock selection. Additionally, the Fund's conservative growth at a reasonable price bias had a negative impact on performance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark as growth stocks and indexes continued to underperform value and core stocks and indexes.

The best performing Fund holdings were First Marblehead, in financials, and Manitowoc, in the Industrial space. First Marblehead rose significantly due to good economic details of their most recent securitization (i.e. loans are pooled to create a single security) of student loans and Manitowoc was buoyed by continued strong demand for its products.

In contrast, a number of Health Care holdings were among the major detractors. Teva Pharmaceutical Industries slipped on fears that the generic drug market is becoming too competitive given the recent aggressive tactics by branded drug companies. We remain holders of the stock because it has the broadest pipeline of any generic drug manufacturer globally and its recent merger has positioned the company to deliver strong earnings growth over the next several years. Aetna was sold after reporting earnings results, which in our view, showed signs of aggressive pricing by the company and competitive pricing pressures within the industry, which has historically been negative for managed care stocks overall. Boston Scientific fell due to a material slowdown in a key market and concerns about its Guidant acquisition and the safety of drug eluting stents. A change in momentum in any of these issues could help move the stock, which perked up recently on signs of a recovery in its key market and a better than expected FDA report on drug eluting stents.

In Information Technology, Apple, which was added during the year, was one of the best performing holdings and was a top contributor, as was Microsoft. On the other hand, Intel and Linear Technology were major detractors. Intel continues to languish because of competition from Advanced Micro Devices and meaningful gross margin compression. We remain holders of the stock as a pending rebound in the space, aided by Microsoft's Vista launch, should bode well for this company. Concerns about the semiconductor cycle continue to negatively impact Linear Technology and earnings results during the most recent quarter were below expectations. The Fund has also been negatively impacted by a lack of exposure to better performing communications equipment stocks held in the index.

--------------------------------------------------------------------------------

Kohl's Corporation was a standout in the Consumer Discretionary space, climbing higher on strong operating results and a solid long-term earnings forecast. Yet, Westwood One and Cheesecake Factory were poor performers. Westwood One, which was sold, exhibited poor results and a lackluster advertising environment had caused negative sentiment on the name. Cheesecake Factory was hurt by slower restaurant traffic and an investigation into its options practices. After bottoming out in August, the stock has partially recovered some of its losses, in part due to resolution of the options investigation.

The Fund benefited from an overweight in the strong performing Energy sector; however, Fund holdings did not perform as well as those in the index. Exxon Mobil was a top contributor and the best performing holding in the sector, but was underweighted (i.e. the Fund's sector position was less than the benchmark position) versus the benchmark, which had a negative impact on relative performance. Additionally, BJ Services was hurt by worries about a downturn in the North American natural gas drilling market.

WHAT IS THE OUTLOOK?

Despite the double-digit stock returns achieved during 2006, the S&P 500 Index is up only +1.1% annually over the past seven years due to the negative returns experienced during the first several years of the decade (the post-bubble years). We expect real stock returns over the next several years to average in the mid-to-high single-digit range as compared to the mid-teen range experienced during the 20 years that ended in 2000. This view is based on expectations of single-digit earnings growth for S&P 500 stocks versus the double-digit growth rates experienced over the past several years and economic growth in the low single-digit range. Yet, we remain optimistic about large cap growth stocks despite the outperformance of small cap stocks in seven of the past eight calendar years. Typically, during the early stages of an economic upturn, small companies perform better, while during a slowing economy large companies perform better due to their size, exposure to foreign markets, cost-cutting potential, higher dividend paying potential, and perceived safety. A continuation of moderate economic growth could provide a favorable environment for large cap stocks. While growth stocks were in favor during the latter part of the 90's, value stocks have beat growth stocks during the recent post-bubble years. We believe that this trend is also likely to reverse and expect investors to favor companies with the fastest, most stable earnings growth. In recent years, low quality stocks have performed better than high quality stocks as investors took on more risk in order to gain higher returns. We believe that in an uncertain environment higher quality stocks will be the investment of choice.

At a Special Meeting of Shareholders held on January 23, 2007, shareholders of Hartford Capital Opportunities HLS Fund approved the reorganization of the Fund into the Hartford Blue Chip Stock HLS Fund, which is sub-advised by Hartford Investment Management Company. The reorganization is expected to occur on February 5, 2007. In connection with the reorganization, the Blue Chip Stock HLS Fund will be renamed the Hartford LargeCap Growth HLS Fund.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Capital Goods                                               1.0%
-------------------------------------------------------------------
Consumer Cyclical                                           7.8
-------------------------------------------------------------------
Consumer Staples                                            3.0
-------------------------------------------------------------------
Energy                                                     10.2
-------------------------------------------------------------------
Finance                                                    16.5
-------------------------------------------------------------------
Health Care                                                16.9
-------------------------------------------------------------------
Services                                                   12.8
-------------------------------------------------------------------
Technology                                                 29.1
-------------------------------------------------------------------
Transportation                                              1.6
-------------------------------------------------------------------
Utilities                                                   1.0
-------------------------------------------------------------------
Short-Term Investments                                      0.4
-------------------------------------------------------------------
Other Assets & Liabilities                                 (0.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Disciplined Equity HLS Fund inception 5/29/1998
(subadvised by Wellington Management Company, LLC)

PERFORMANCE OVERVIEW 5/29/98 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   DISCIPLINED EQUITY IA                  S&P 500 INDEX
                                                                   ---------------------                  -------------
5/98                                                                       10000                              10000
                                                                           10406                              10406
                                                                           10407                              10295
                                                                            9003                               8807
                                                                            9619                               9371
                                                                           10516                              10133
                                                                           11109                              10747
12/98                                                                      11905                              11366
                                                                           12305                              11841
                                                                           11852                              11473
                                                                           12415                              11932
                                                                           12802                              12394
                                                                           12558                              12102
                                                                           13373                              12774
                                                                           13112                              12375
                                                                           12929                              12313
                                                                           12540                              11976
                                                                           13100                              12733
                                                                           13461                              12992
12/99                                                                      14503                              13757
                                                                           13701                              13066
                                                                           13672                              12819
                                                                           15171                              14072
                                                                           14555                              13649
                                                                           14203                              13369
                                                                           14747                              13699
                                                                           14646                              13485
                                                                           15646                              14322
                                                                           14717                              13566
                                                                           14645                              13508
                                                                           13472                              12444
12/00                                                                      13684                              12505
                                                                           14370                              12949
                                                                           13209                              11769
                                                                           12481                              11023
                                                                           13512                              11879
                                                                           13631                              11958
                                                                           13352                              11668
                                                                           13066                              11553
                                                                           12303                              10830
                                                                           11282                               9956
                                                                           11641                              10146
                                                                           12478                              10925
12/01                                                                      12587                              11021
                                                                           12301                              10860
                                                                           11946                              10651
                                                                           12391                              11051
                                                                           11543                              10381
                                                                           11432                              10305
                                                                           10482                               9572
                                                                            9752                               8826
                                                                            9821                               8883
                                                                            8754                               7919
                                                                            9545                               8615
                                                                           10049                               9121
12/02                                                                       9484                               8586
                                                                            9178                               8362
                                                                            9043                               8236
                                                                            9091                               8316
                                                                            9803                               9000
                                                                           10333                               9474
                                                                           10431                               9595
                                                                           10581                               9764
                                                                           10813                               9954
                                                                           10815                               9849
                                                                           11447                              10405
                                                                           11619                              10497
12/03                                                                      12217                              11047
                                                                           12415                              11250
                                                                           12556                              11406
                                                                           12368                              11234
                                                                           12206                              11058
                                                                           12200                              11209
                                                                           12483                              11427
                                                                           11980                              11049
                                                                           11986                              11093
                                                                           12119                              11214
                                                                           12202                              11385
                                                                           12726                              11845
12/04                                                                      13245                              12248
                                                                           12999                              11950
                                                                           13263                              12201
                                                                           13012                              11985
                                                                           12784                              11758
                                                                           13247                              12132
                                                                           13400                              12149
                                                                           13890                              12601
                                                                           13859                              12486
                                                                           14001                              12587
                                                                           13618                              12377
                                                                           14138                              12845
12/05                                                                      14116                              12849
                                                                           14467                              13189
                                                                           14458                              13225
                                                                           14605                              13390
                                                                           14758                              13569
                                                                           14351                              13179
                                                                           14365                              13197
                                                                           14387                              13278
                                                                           14704                              13594
                                                                           15002                              13944
                                                                           15363                              14398
                                                                           15631                              14671
12/06                                                                      15874                              14877

    --- DISCIPLINED EQUITY IA                  --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $15,874 ending value                       $14,877 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                           SINCE
                       1 YEAR   5 YEAR   INCEPTION*
--------------------------------------------------------
Disciplined Equity IA  12.45%   4.75%      5.52%
--------------------------------------------------------
Disciplined Equity IB  12.17%   4.49%      5.28%
--------------------------------------------------------
S&P 500 Index          15.78%   6.19%      4.73%
--------------------------------------------------------

* Return is from 05/31/98.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

JAMES A. RULLO, CFA                                             MAMMEN CHALLY, CFA
Senior Vice President, Partner                                  Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Disciplined Equity HLS Fund Class IA shares returned 12.45% for the twelve-month period ended December 31, 2006, underperforming both its benchmark, the S&P 500 Index, which returned 15.78% and the Lipper VA Large Cap Core Average, a group of funds with investment strategies similar to those of the Fund, which returned 13.29%.

WHY DID THE FUND PERFORM THIS WAY?

During the period, US equities posted strong positive returns supporting the Fund's positive absolute (i.e. total return) return. Mid cap stocks trailed small and larger cap stocks during the period, as measured by the S&P 400 Midcap, Russell 2000 and S&P 500 indices, respectively. Value stocks continued to outperform growth during the period, as measured by the Russell 1000 Growth and Russell 1000 Value indices. Within the S&P 500 Index, the Fund's benchmark, the Telecommunication Services, Energy and Utilities sectors dominated posting high double-digit returns.

The key driver of performance was poor stock selection within six of the ten broad economic sectors of the market. In particular, stock selection was weakest within Consumer Discretionary, Health Care, and Energy. At the margin, aggregate sector allocation, a fall-out of stock selection, also detracted from performance. Key detractors to relative (i.e. performance of the Fund as measured against the benchmark) performance included D.R. Horton (Consumer Discretionary), Motorola (Information Technology) and our below benchmark position in Exxon Mobil (Energy). In addition, on an absolute basis, owning Intel (Information Technology) and Amgen (Health Care) detracted from performance.

D.R. Horton, a Southwest US homebuilder, experienced declines as sales of new homes softened due to higher interest rates and high energy prices. We initiated a position in Motorola after the stock launched its successful RAZR product line. The stock fell on market concerns regarding their product pipeline as the RAZR matures and as competitors gain traction. Our underweight position in Exxon Mobil, relative to the benchmark, detracted as the company's stock price continued to benefit from strong energy prices. Semiconductor chip-maker Intel's shares struggled following news that the company sold its communications and applications processing business to a competitor. Amgen faced near-term challenges with Enbrel, a psoriasis drug, and with its pending lawsuit with Roche (Health Care) over a patent issue with Epogen, a drug to treat anemia. We eliminated Intel and D.R. Horton during the period.

Strong stock selection across several sectors, particularly Information Technology and Financials, partially offset disappointments during the period. Within Financials, Goldman Sachs was the top performer on both an absolute and relative basis. The company's shares benefited from strong earnings results during the year which were driven by their investment banking business. Bank of America and Citigroup were also notable contributors to relative performance. Bank of America's shares

--------------------------------------------------------------------------------

increased due to the company's diversified business model, which insulated it from a weakening consumer. Citigroup's share rose following company management's announcement that they continue to be focused on organic growth and expansion within the international markets. Within Information Technology, Cisco Systems was additive to performance as the company's shares rose following market expectations that they will benefit from increased broadband traffic which will result in an increased demand for routing and transport services. We reduced our position in Cisco during the period. In addition, aerospace and defense stock Lockheed Martin contributed to absolute performance. Lockheed's shares increased as the company continued to gain market share by winning key technical service and intelligence contracts within the US government.

WHAT IS THE OUTLOOK?

The residential housing slowdown is well-advanced, with house prices declining compared to a year ago. Still, the full adverse impact on consumption and the labor market has yet to materialize. Consumption spending in the fall of 2006 was helped by lower energy prices and favorable comparisons. However, looking into the first half of 2007, slowing employment and salary growth should support real consumption growth of 2%. We believe that sometime this spring should mark the trough in consumption and housing, as well as an inventory correction in manufacturing. Once these brakes on the economy are removed, the stage will be set for stronger activity in the later part of 2007.

In this environment, and in keeping with our bottom-up investment process, at the end of the period the Fund was overweight the Health Care, Telecommunication Services, Information Technology and Energy sectors and underweight the Consumer Staples, Utilities, Materials, Financials, Industrials and Consumer Discretionary sectors.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             4.7%
-------------------------------------------------------------------
Capital Goods                                               5.1
-------------------------------------------------------------------
Consumer Cyclical                                           7.6
-------------------------------------------------------------------
Consumer Staples                                            1.6
-------------------------------------------------------------------
Energy                                                     10.1
-------------------------------------------------------------------
Finance                                                    23.2
-------------------------------------------------------------------
Health Care                                                12.6
-------------------------------------------------------------------
Services                                                    7.3
-------------------------------------------------------------------
Technology                                                 21.7
-------------------------------------------------------------------
Transportation                                              0.2
-------------------------------------------------------------------
Utilities                                                   2.4
-------------------------------------------------------------------
Short-Term Investments                                      4.8
-------------------------------------------------------------------
Other Assets & Liabilities                                 (1.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Dividend and Growth HLS Fund inception 3/9/1994
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   DIVIDEND AND GROWTH IA                 S&P 500 INDEX
                                                                   ----------------------                 -------------
12/96                                                                      10000                              10000
                                                                           10524                              10624
                                                                           10680                              10708
                                                                           10280                              10269
                                                                           10635                              10881
                                                                           11330                              11543
                                                                           11954                              12060
                                                                           12665                              13019
                                                                           12068                              12290
                                                                           12797                              12963
                                                                           12419                              12531
                                                                           12938                              13110
12/97                                                                      13189                              13335
                                                                           13380                              13482
                                                                           13975                              14454
                                                                           14736                              15194
                                                                           14666                              15347
                                                                           14630                              15083
                                                                           14630                              15695
                                                                           14529                              15529
                                                                           12688                              13283
                                                                           13533                              14135
                                                                           14476                              15284
                                                                           14913                              16210
12/98                                                                      15354                              17143
                                                                           15223                              17860
                                                                           15002                              17305
                                                                           15387                              17997
                                                                           16331                              18694
                                                                           15918                              18253
                                                                           16463                              19266
                                                                           15947                              18665
                                                                           15535                              18572
                                                                           15136                              18062
                                                                           16025                              19205
                                                                           15948                              19595
12/99                                                                      16170                              20750
                                                                           15519                              19707
                                                                           14665                              19335
                                                                           16286                              21225
                                                                           16090                              20586
                                                                           16431                              20164
                                                                           15926                              20661
                                                                           15924                              20338
                                                                           16849                              21601
                                                                           17007                              20461
                                                                           17363                              20374
                                                                           17016                              18769
12/00                                                                      17941                              18861
                                                                           17684                              19530
                                                                           17511                              17750
                                                                           16954                              16626
                                                                           17826                              17916
                                                                           18146                              18036
                                                                           17688                              17598
                                                                           17818                              17425
                                                                           17239                              16335
                                                                           16115                              15017
                                                                           16123                              15303
                                                                           17020                              16477
12/01                                                                      17216                              16622
                                                                           17257                              16380
                                                                           17540                              16064
                                                                           18029                              16668
                                                                           17273                              15658
                                                                           17437                              15543
                                                                           16506                              14436
                                                                           15179                              13312
                                                                           15075                              13398
                                                                           13412                              11943
                                                                           14431                              12993
                                                                           15425                              13757
12/02                                                                      14767                              12949
                                                                           14265                              12611
                                                                           13974                              12422
                                                                           13949                              12543
                                                                           14993                              13575
                                                                           15959                              14290
                                                                           16104                              14472
                                                                           16265                              14728
                                                                           16627                              15014
                                                                           16436                              14855
                                                                           17219                              15695
                                                                           17544                              15833
12/03                                                                      18724                              16662
                                                                           18781                              16968
                                                                           19138                              17204
                                                                           18897                              16945
                                                                           18723                              16679
                                                                           18740                              16907
                                                                           19230                              17236
                                                                           18806                              16666
                                                                           18957                              16732
                                                                           19290                              16914
                                                                           19505                              17172
                                                                           20332                              17867
12/04                                                                      21050                              18474
                                                                           20539                              18024
                                                                           21280                              18403
                                                                           20862                              18078
                                                                           20427                              17735
                                                                           20788                              18299
                                                                           20895                              18325
                                                                           21638                              19006
                                                                           21644                              18833
                                                                           22039                              18985
                                                                           21529                              18669
                                                                           22195                              19374
12/05                                                                      22305                              19381
                                                                           23105                              19894
                                                                           22988                              19948
                                                                           23363                              20196
                                                                           23985                              20467
                                                                           23468                              19879
                                                                           23509                              19905
                                                                           23942                              20028
                                                                           24389                              20504
                                                                           24842                              21032
                                                                           25697                              21716
                                                                           26309                              22129
12/06                                                                      26846                              22439

    --- DIVIDEND AND GROWTH IA                 --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $26,846 ending value                       $22,439 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                         1 YEAR   5 YEAR   10 YEAR
-------------------------------------------------------
Dividend and Growth IA   20.36%   9.29%    10.38%
-------------------------------------------------------
Dividend and Growth
  IB(3)                  20.06%   9.02%    10.13%
-------------------------------------------------------
S&P 500 Index            15.78%   6.19%     8.42%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

EDWARD P. BOUSA, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Dividend and Growth HLS Fund Class IA shares returned 20.36% for the twelve-month period ended December 31, 2006. The Fund outperformed its benchmark, the S&P 500 Index, which returned 15.78% over the same period and the average return of the Lipper VA Equity Income Funds, a group of funds with investment strategies similar to those of the Fund, which returned 18.19%.

WHY DID THE FUND PERFORM THIS WAY?

During the period, US equities posted strong positive returns supporting the Fund's positive absolute (i.e. total return) returns for the period. For the seventh year in a row, value-oriented stocks outperformed growth-oriented stocks, measured by the Russell 1000 Value Index (22.25%) versus the Russell 1000 Growth Index (9.07%). All ten broad industry sectors of the Fund's S&P 500 benchmark posted strong positive returns. Telecommunication Services, Energy and Utilities were the top performers.

The Fund's outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the S&P 500 was attributable to a combination of strong stock selection and sector allocation. Stock selection was strongest within Industrials, Consumer Discretionary and Health Care. Additionally, the Fund's overweight (i.e. the Fund's sector position was more than the benchmark position) position in Energy and underweight position in Information Technology were additive to performance.

Key contributors to performance during the period were Exxon Mobil (Energy), AT&T (Telecommunication Services) and Chevron (Energy). Exxon Mobil and Chevron's shares were supported by the continued supply/demand imbalance in energy and higher prices. AT&T benefited from its strongly anticipated merger with BellSouth. All three stocks were held in the Fund at the end of the period. In addition, not owning chip-maker Intel (Information Technology) for much of the period was additive to relative performance, as shares struggled following news that the company sold its communications and applications processing business to a competitor.

The largest detractors from returns on an absolute basis included Sprint Nextel (Telecommunication Services), Newmont Mining (Materials) and Eli Lilly (Health
Care). Sprint Nextel's shares struggled as the company continues to consolidate their networks and convert subscribers from their merger. Newmont Mining's stock fell as production declined while costs increased. Eli Lilly's shares declined due to the negative story in the New York Times that alleged the company knew of negative side effects from Zyprexa, the drug that treats both schizophrenia and bipolar disorder. We held our positions in these stocks at the end of the period. In addition, on a relative basis, not owning Cisco Systems (Information Technology) and owning Motorola (Telecommunications Services) detracted from performance. Cisco's shares rose due to the market's expectations that they will benefit from increased

--------------------------------------------------------------------------------

broadband traffic which will result in an increased demand for routing and transport services. Motorola's shares fell on concerns of their product line as the RAZR matures and competitors gain traction in the cell phone market. We held Motorola at the end of the period.

WHAT IS THE OUTLOOK?

The Fund takes a long-term view. Our discipline focuses primarily on the supply/demand balance across sectors. While our long-term bet on Energy continues to pay off, we are reducing our exposure to this sector on strength. We are cautious of the US economy as consumer spending moderates, but we expect modest growth to continue in 2007. Housing is a major concern for us, and as a result, we are underweight in Regional Banks and Retail, where we believe there is excess supply. That excess will become quite evident in the face of a weakening consumer. We believe that our strategy of buying high quality companies with above-average dividends will continue to be successful versus the S&P 500 Index.

Based on these views and our bottom-up stock selection, at the end of the period, the Fund was overweight Energy, Materials, Telecommunication Services, Utilities and Consumer Staples and underweight Industrials, Health Care, Consumer Discretionary, Financials and Information Technology, relative to the S&P 500 Index.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.1%
-------------------------------------------------------------------
Capital Goods                                               5.1
-------------------------------------------------------------------
Consumer Cyclical                                           8.2
-------------------------------------------------------------------
Consumer Staples                                            5.4
-------------------------------------------------------------------
Energy                                                     15.7
-------------------------------------------------------------------
Finance                                                    17.9
-------------------------------------------------------------------
Health Care                                                 9.3
-------------------------------------------------------------------
Services                                                    7.0
-------------------------------------------------------------------
Technology                                                 17.9
-------------------------------------------------------------------
Transportation                                              0.5
-------------------------------------------------------------------
Utilities                                                   5.0
-------------------------------------------------------------------
Short-Term Investments                                     16.9
-------------------------------------------------------------------
Other Assets & Liabilities                                (16.0)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Equity Income HLS Fund inception 10/31/2003
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 10/31/03 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                      EQUITY INCOME IA               RUSSELL 1000 VALUE INDEX
                                                                      ----------------               ------------------------
10/03                                                                      10000                              10000
                                                                           10070                              10136
12/03                                                                      10765                              10760
                                                                           10695                              10950
                                                                           10900                              11184
                                                                           10801                              11086
                                                                           10603                              10815
                                                                           10644                              10926
                                                                           10805                              11184
                                                                           10577                              11026
                                                                           10788                              11183
                                                                           10917                              11357
                                                                           11009                              11545
                                                                           11439                              12129
12/04                                                                      11780                              12535
                                                                           11604                              12313
                                                                           12037                              12721
                                                                           11746                              12546
                                                                           11704                              12322
                                                                           11764                              12618
                                                                           11831                              12756
                                                                           12167                              13125
                                                                           12131                              13068
                                                                           12320                              13252
                                                                           12069                              12915
                                                                           12327                              13340
12/05                                                                      12347                              13419
                                                                           12681                              13941
                                                                           12895                              14026
                                                                           12908                              14216
                                                                           13403                              14577
                                                                           13118                              14209
                                                                           13212                              14300
                                                                           13570                              14647
                                                                           13776                              14892
                                                                           13976                              15189
                                                                           14336                              15686
                                                                           14526                              16044
12/06                                                                      14915                              16405

    --- EQUITY INCOME IA                                     --- RUSSELL 1000 VALUE
        $10,000 starting value                                   INDEX
        $14,915 ending value                                     $10,000 starting value
                                                                 $16,405 ending value

RUSSELL 1000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 12/31/06)

                                     SINCE
                          1 YEAR   INCEPTION
-------------------------------------------------
Equity Income IA          20.79%    13.44%
-------------------------------------------------
Equity Income IB          20.49%    13.16%
-------------------------------------------------
Russell 1000 Value Index  22.25%    16.90%
-------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

JOHN R. RYAN, CFA
Senior Vice President, Managing Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the 12-month period ending December 31, 2006, Hartford Equity Income HLS Fund Class IA shares returned 20.79%, trailing the Russell 1000 Value Index return of 22.25% but outperforming the Lipper VA Equity Income peer group average return of 18.19%, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the period, U.S. equities posted strong positive returns supporting the Fund's positive absolute (i.e. total return) return for the year. For the seventh year in a row, value-oriented stocks outperformed growth-oriented stocks, measured by the Russell 1000 Value Index (22.25%) versus the Russell 1000 Growth Index (9.07%). All ten broad industry sectors of the Fund's Russell 1000 Value benchmark posted positive double-digit returns. In addition, small cap stocks continued to dominate large and mid cap stocks. The Russell 2000 Small Cap Index returned 18.37%, compared to the S&P 500 Large Cap Index return of 15.78% and the S&P 400 Mid Cap Index return of 10.32%.

While the Fund's investment strategy is based on bottom-up fundamental research, the primary driver of the Fund's benchmark relative (i.e. performance of the Fund as measured against the benchmark) underperformance was unfavorable stock selection within Materials, Energy, Utilities, Consumer Discretionary and Consumer Staples. In addition, the Fund's slight overweight (i.e. the Fund's sector position was more than the benchmark position) to Energy and underweight to Industrials detracted from returns. Key detractors on a relative basis were Materials stocks Dow Chemical and Alcoa, and ConocoPhillips (Energy). Alcoa continued to face cost pressures which were higher than their underlying pricing, due to their aggressive acquisition program over the last several years. Dow Chemical shares struggled due to increasing cost pressures. ConocoPhillips underperformed primarily because of sliding commodity prices combined with market fears of Conoco's ever-expanding capital expenditures program and due to the company's leverage to the softening North American natural gas market (which came with its recent acquisition of Burlington Resources). In addition, on an absolute basis, Sprint Nextel (Telecommunication Services) and Halliburton (Energy) disappointed. Sprint Nextel's shares struggled as the company continues to try to consolidate their networks and convert subscribers from their merger. Halliburton's shares continued to struggle due to the political risk overhang from the company's former relationship with Vice President Cheney and from its dealings in Iraq. We held our positions in each of the stocks mentioned above at the end of the period.

Partially offsetting these results was a combination of strong stock performance within Financials, Industrials, Telecommunication Services, and Health Care. Key contributors on a relative basis

--------------------------------------------------------------------------------

were Caterpillar (Industrials) and AT&T (Telecommunication Services). Caterpillar's stock rose during the year due to strong demand for its agricultural products. AT&T's shares benefited from its much anticipated merger with BellSouth. On an absolute basis, Exxon Mobil (Energy), whose shares climbed due to high demand for energy and higher prices, was additive to performance. Additionally, not owning Capital One Financial (Financials) was beneficial. The company's stock declined on market perception that they paid too much to acquire North Fork Bancorp. We sold Caterpillar during the period.

WHAT IS YOUR OUTLOOK?

We expect the global economy to transition from slower activity in the first half of 2007 to stronger activity in the second half and beyond. We believe weakness in the U.S. and Continental Europe should be partially offset by more robust growth in the United Kingdom and Japan, as well as ongoing strength in the emerging economies. The temporary global growth pause will likely reduce inflationary pressures and allow central banks to maintain a steady hand, setting the stage for a resumed expansion in 2008. Moderate inflation, stable monetary policies and the outlook for stronger global growth next year should provide a favorable backdrop for financial markets.

In this environment, we favor industrials with exposure to international capital spending growth and want to avoid consumer durables, which would be challenged by a slowdown in consumer spending. Large caps seem particularly attractive, with low relative valuations, greater access to capital, and in many cases, globally diversified footprints. Additionally, if there is a reversal in the net outflow of foreign investment in U.S. equities, the largest, most liquid companies would benefit. At the end of the period, relative to the Russell 1000 Value Index, the Fund was overweight Industrials, Utilities, Materials, Consumer Staples and Telecommunication Services, and underweight Health Care, Energy, Information Technology, Financials and Consumer Discretionary.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             8.8%
-------------------------------------------------------------------
Capital Goods                                               6.2
-------------------------------------------------------------------
Consumer Cyclical                                           3.3
-------------------------------------------------------------------
Consumer Staples                                            6.6
-------------------------------------------------------------------
Energy                                                     10.6
-------------------------------------------------------------------
Finance                                                    31.5
-------------------------------------------------------------------
Health Care                                                 6.4
-------------------------------------------------------------------
Services                                                    2.2
-------------------------------------------------------------------
Technology                                                 11.7
-------------------------------------------------------------------
Utilities                                                  11.1
-------------------------------------------------------------------
Short-Term Investments                                      3.1
-------------------------------------------------------------------
Other Assets & Liabilities                                 (1.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Focus HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 12/31/06

Growth of a $10,000 investment(1)
(LINE GRAPH)

                                                                          FOCUS IA                        S&P 500 INDEX
                                                                          --------                        -------------
4/01                                                                       10000                              10000
                                                                           10111                              10067
                                                                            9963                               9822
                                                                            9783                               9726
                                                                            9572                               9117
                                                                            8758                               8381
                                                                            9111                               8542
                                                                            9948                               9197
12/01                                                                      10394                               9278
                                                                           10062                               9142
                                                                            9957                               8966
                                                                           10201                               9303
                                                                            9261                               8739
                                                                            9015                               8675
                                                                            8281                               8058
                                                                            7867                               7430
                                                                            7849                               7478
                                                                            6948                               6666
                                                                            7638                               7252
                                                                            8399                               7678
12/02                                                                       7838                               7228
                                                                            7674                               7039
                                                                            7467                               6933
                                                                            7502                               7001
                                                                            8039                               7577
                                                                            8520                               7976
                                                                            8594                               8078
                                                                            8945                               8220
                                                                            9019                               8380
                                                                            8824                               8291
                                                                            9399                               8760
                                                                            9480                               8837
12/03                                                                      10061                               9300
                                                                           10126                               9471
                                                                           10153                               9602
                                                                            9923                               9457
                                                                            9723                               9309
                                                                            9847                               9437
                                                                           10132                               9620
                                                                            9907                               9302
                                                                            9882                               9339
                                                                            9850                               9440
                                                                            9687                               9584
                                                                           10095                               9972
12/04                                                                      10379                              10311
                                                                           10142                              10060
                                                                           10353                              10271
                                                                            9987                              10090
                                                                            9955                               9898
                                                                           10361                              10213
                                                                           10341                              10228
                                                                           10875                              10608
                                                                           10863                              10511
                                                                           11019                              10596
                                                                           10917                              10420
                                                                           11345                              10813
12/05                                                                      11404                              10817
                                                                           11628                              11103
                                                                           11516                              11134
                                                                           11604                              11272
                                                                           11759                              11423
                                                                           11429                              11095
                                                                           11129                              11110
                                                                           10951                              11178
                                                                           11312                              11444
                                                                           11567                              11738
                                                                           11874                              12121
                                                                           12348                              12351
12/06                                                                      12513                              12524

    --- FOCUS IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $12,513 ending value                       $12,524 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                   SINCE
               1 YEAR   5 YEAR   INCEPTION
-----------------------------------------------
Focus IA        9.72%   3.78%      4.03%
-----------------------------------------------
Focus IB        9.45%   3.53%      3.79%
-----------------------------------------------
S&P 500 Index  15.78%   6.19%      4.05%
-----------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA                                            PETER I. HIGGINS, CFA
Senior Vice President, Partner                                  Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Focus HLS Fund returned 9.72% for the twelve-month period ended December 31, 2006, underperforming the Fund's benchmark, the S&P 500 Index, which returned 15.78% and the 13.29% return of the average fund in the Lipper VA Large Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Robust merger and acquisition activity and a better-than-expected retail environment helped equity markets end the year on a strong note, marking the fourth straight year of positive returns for the S&P 500. The S&P 500 finished the year at record levels, returning 15.78%, posting positive results in all ten sectors. Sector results were led by Telecommunication Services, Energy, Utilities, and Materials. Health Care, Information Technology, Industrials and Consumer Staples all posted positive returns but lagged the general market.

The Fund's performance versus the benchmark was driven primarily by security selection. Stock selection was weakest within the Consumer Discretionary, Health Care and Telecommunications sectors. Stocks that detracted the most from relative (i.e. performance of the Fund as measured against the benchmark) returns included XM Satellite, Boston Scientific, Dollar General, Marvell Technology and Sprint Nextel. Media company XM Satellite came under pressure as decelerating customer addition trends and regulatory review of product compliance caused investors to question the market opportunity. The Fund continues to hold the stock based on positive long-term trends in satellite radio due to original equipment manufacturer (OEM) adoption. Boston Scientific had a tough year, suffering from erosion of its Implantable Cardioverter Defibrillator (ICD) market share, concerns surrounding its drug eluting stent business, and continued issues with cardiac product recalls from its recently acquired Guidant business. We retain our position as the fundamentals of the company remain sound and the stock is attractively priced. Discount retailer Dollar General disappointed due to high gasoline prices hitting Dollar General customers and thus impacting the company's top line. Additionally, Dollar General has been selling a greater proportion of lower-margin "highly consumable products" than anticipated. These are products like perishable foods and cleaning supplies that are used up quickly by consumers and need to be replaced frequently, but carry thin margins. Chip maker Marvell declined on disruption in the hard disk drive market and worries over stock option grants. Sprint came under pressure as it continues to lose ground to other wireless carriers.

Stock selection was strongest within the Information Technology and Financials sectors. Top relative contributors to the Fund included Cisco Systems, Munich Re, UBS, Accenture and Lexmark. Cisco's revenue and earnings growth has surprised the market on the upside. The strong secular move of enterprise and service provider networks toward all-IP networks plays into Cisco's

--------------------------------------------------------------------------------

strength. We continue to hold a position in the stock. German reinsurance company Munich Re reported better-than-expected results due to higher profits from investments and fewer claims due to low levels of natural catastrophes. The company continues to generate a good return on capital and is improving its capital management. UBS, the Swiss-based financial institution, posted outstanding results due primarily to its well-performing wealth management business. UBS remains one of our top positions. Shares in Lexmark, a manufacturer and supplier of printing and imaging solutions, rose as the company recovered from its product and distribution missteps last year. We have eliminated our position in Lexmark. Accenture, a global management consulting company, has seen solid results due to robust demand for its consulting and outsourcing services. Additionally, the company has a solid pipeline of new bookings, is well run, and is aggressively returning cash to shareholders. Other positive contributors to absolute (i.e. total return) performance included ExxonMobil, AT&T and Citigroup.

WHAT IS THE OUTLOOK?

The Hartford Focus HLS Fund continues to be managed with a large cap, core investment approach. We apply a bottom-up investment process in constructing the portfolio and look for companies that exhibit industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. Our bottom-up investment approach resulted in the Fund being most overweight Health Care, Information Technology and Telecommunications, and most underweight Financials, Energy and Utilities at the end of the period.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             4.5%
-------------------------------------------------------------------
Capital Goods                                               3.9
-------------------------------------------------------------------
Consumer Cyclical                                           6.8
-------------------------------------------------------------------
Consumer Staples                                            4.2
-------------------------------------------------------------------
Energy                                                      4.3
-------------------------------------------------------------------
Finance                                                    20.3
-------------------------------------------------------------------
Health Care                                                11.5
-------------------------------------------------------------------
Services                                                   10.4
-------------------------------------------------------------------
Technology                                                 33.3
-------------------------------------------------------------------
Short-Term Investments                                      0.8
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Advisers HLS Fund inception 3/1/1995
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                    LEHMAN BROTHERS GLOBAL
                                                              MSCI WORLD GROWTH      AGGREGATE INDEX USD
                                       GLOBAL ADVISERS IA           INDEX                HEDGED INDEX          MSCI WORLD INDEX
                                       ------------------     -----------------     ----------------------     ----------------
12/96                                        10000                  10000                    10000                  10000
                                              9982                  10142                    10065                  10122
                                             10045                  10257                    10106                  10240
                                             10006                  10020                    10017                  10040
                                             10020                  10482                    10150                  10370
                                             10433                  11097                    10234                  11011
                                             10798                  11711                    10375                  11562
                                             11064                  12255                    10601                  12097
                                             10601                  11345                    10551                  11289
                                             11017                  12001                    10720                  11904
                                             10549                  11236                    10835                  11280
                                             10501                  11523                    10899                  11481
12/97                                        10552                  11631                    11017                  11623
                                             10726                  12088                    11163                  11948
                                             11182                  12945                    11198                  12759
                                             11535                  13394                    11261                  13299
                                             11752                  13474                    11315                  13431
                                             11862                  13327                    11439                  13265
                                             11889                  13898                    11517                  13582
                                             12022                  13877                    11583                  13562
                                             10954                  12254                    11781                  11755
                                             10814                  12531                    12049                  11965
                                             11305                  13622                    12016                  13049
                                             11760                  14502                    12115                  13827
12/98                                        11960                  15562                    12093                  14505
                                             12224                  16112                    12242                  14824
                                             12006                  15472                    12089                  14432
                                             12444                  16045                    12184                  15035
                                             12810                  16020                    12277                  15630
                                             12456                  15462                    12207                  15061
                                             12752                  16414                    12095                  15765
                                             12947                  16233                    12044                  15720
                                             12959                  16435                    12053                  15694
                                             13016                  16463                    12126                  15544
                                             13286                  17542                    12158                  16355
                                             13744                  18572                    12201                  16817
12/99                                        14731                  20699                    12188                  18180
                                             14258                  19402                    12166                  17141
                                             14880                  20078                    12282                  17189
                                             14894                  21275                    12445                  18380
                                             14413                  19849                    12456                  17605
                                             14096                  18673                    12489                  17161
                                             14502                  19815                    12644                  17741
                                             14273                  18819                    12743                  17244
                                             14447                  19488                    12836                  17807
                                             14045                  17763                    12941                  16862
                                             13688                  17017                    13038                  16582
                                             13415                  15706                    13257                  15577
12/00                                        13754                  15411                    13448                  15832
                                             13871                  15877                    13632                  16139
                                             13257                  13853                    13752                  14777
                                             12808                  12736                    13843                  13809
                                             13320                  13768                    13777                  14833
                                             13239                  13494                    13859                  14649
                                             13091                  13025                    13928                  14192
                                             12977                  12833                    14134                  14005
                                             12552                  12044                    14266                  13336
                                             11963                  11046                    14380                  12162
                                             12213                  11517                    14642                  12397
                                             12866                  12394                    14520                  13132
12/01                                        12894                  12457                    14422                  13216
                                             12666                  12052                    14490                  12817
                                             12666                  12086                    14567                  12709
                                             12878                  12389                    14413                  13298
                                             12690                  11863                    14607                  12827
                                             12900                  11805                    14675                  12857
                                             12424                  11126                    14828                  12079
                                             11882                  10343                    14983                  11062
                                             11860                  10343                    15198                  11085
                                             11097                   9319                    15402                   9868
                                             11787                  10046                    15363                  10598
                                             12389                  10413                    15381                  11171
12/02                                        11741                  10015                    15641                  10632
                                             11686                   9655                    15713                  10311
                                             11611                   9554                    15870                  10134
                                             11531                   9641                    15856                  10107
                                             12279                  10335                    15942                  11009
                                             12801                  10766                    16217                  11644
                                             12971                  10920                    16166                  11850
                                             13106                  11132                    15833                  12093
                                             13315                  11358                    15825                  12356
                                             13126                  11424                    16113                  12435
                                             13690                  12106                    15961                  13174
                                             13899                  12280                    15983                  13378
12/03                                        14354                  12871                    16137                  14221
                                             14745                  13136                    16231                  14452
                                             15077                  13298                    16394                  14699
                                             15304                  13167                    16476                  14608
                                             14906                  12910                    16224                  14316
                                             15023                  13044                    16181                  14446
                                             15348                  13224                    16210                  14760
                                             14649                  12591                    16321                  14282
                                             14649                  12556                    16583                  14350
                                             15072                  12810                    16654                  14626
                                             15428                  13125                    16777                  14988
                                             15962                  13792                    16812                  15782
12/04                                        16184                  14314                    16932                  16389
                                             15830                  13929                    17060                  16023
                                             15684                  14289                    16989                  16538
                                             15390                  14017                    17016                  16225
                                             15357                  13718                    17227                  15882
                                             15624                  14082                    17394                  16176
                                             15756                  14151                    17542                  16323
                                             16018                  14738                    17445                  16897
                                             16223                  14874                    17620                  17032
                                             16312                  15205                    17535                  17479
                                             15959                  14883                    17451                  17059
                                             16404                  15370                    17534                  17637
12/05                                        16729                  15707                    17683                  18032
                                             17475                  16433                    17669                  18840
                                             17197                  16269                    17720                  18820
                                             17364                  16680                    17566                  19243
                                             17683                  17070                    17505                  19837
                                             17124                  16424                    17730                  19177
                                             17184                  16400                    17729                  19179
                                             16935                  16269                    17938                  19303
                                             17276                  16704                    18207                  19814
                                             17486                  16855                    18338                  20056
                                             17738                  17457                    18437                  20796
                                             18178                  17902                    18597                  21316
12/06                                        18207                  18138                    18330                  21755

    --- GLOBAL ADVISERS IA  --- MSCI WORLD GROWTH   -- LEHMAN BROTHERS      --- MSCI WORLD INDEX
        $10,000                 INDEX                   GLOBAL AGGREGATE        $10,000
        starting value          $10,000                 INDEX USD HEDGED        starting value
        $18,207                 starting value          $10,000                 $21,755
        ending value            $18,138                 starting value          ending value
                                ending value            $18,330
                                                        ending value

MSCI WORLD GROWTH INDEX is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

LEHMAN BROTHERS GLOBAL AGGREGATE INDEX USD HEDGED provides a broad-based measure of the global investment-grade fixed income markets (the three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices; it also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities).

MSCI WORLD INDEX is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

The Fund has changed its benchmark from the MSCI World Index to the MSCI World Growth Index because the fund's investment manager believes that the MSCI World Growth Index is better suited to the growth strategy of the fund due to a greater similarity in the characteristics of the securities in the Fund and this index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                  1 YEAR   5 YEAR   10 YEAR
----------------------------------------------------------------
Global Advisers IA                 8.84%    7.14%    6.18%
----------------------------------------------------------------
Global Advisers IB(3)              8.56%    6.88%    5.93%
----------------------------------------------------------------
MSCI World Growth Index           15.48%    7.80%    6.14%
----------------------------------------------------------------
MSCI World Index                  20.65%   10.48%    8.08%
----------------------------------------------------------------
Lehman Brothers Global Aggregate
  Index USD Hedged                 3.66%    4.91%    6.25%
----------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW S. OFFIT, CPA    JEAN-MARC BERTEAUX    MATTHEW D. HUDSON, CFA    ROBERT L. EVANS    SCOTT M. ELLIOTT    EVAN S. GRACE, CFA
Senior Vice President,  Vice-President        Vice President            Senior Vice        Senior Vice         Vice President
Partner                                                                 President,         President, Partner
                                                                        Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Global Advisers HLS Fund returned 8.84% for the year ended December 31, 2006, underperforming the benchmark, the MSCI World Growth Index, which returned 15.48%, while outperforming the Lehman Brothers Global Aggregate Hedged Index, which returned 3.66% for the same period. The Fund also underperformed the 15.77% return of the average fund in the Lipper Global Flexible Portfolio VA-UF peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Global markets rose with moderating inflation expectations in recent months, helping to offset data suggesting a slowing global economy. The long-awaited pause in the Federal Reserve Bank's (the "Fed") monetary tightening cycle finally occurred, calming investor fears that the Fed would over tighten and tip the US economy into recession. The drop in oil and gas prices from record highs also bolstered optimism. The MSCI World Growth Index was up 15.5% for the year while the Lehman Brothers Global Aggregate Hedged Index was up 3.7%. Within the MSCI World Growth Index, Utilities, Materials, and Telecommunication

--------------------------------------------------------------------------------

Services led all sectors, while Health Care and Information Technology performed well but lagged the index returns for the period.

The Fund's underperformance versus its benchmark reflected weak performance in the equity and fixed income sleeves of the Fund, partially offset by positive asset allocation decisions, specifically an overweight in equities.

The equity portion of the Fund underperformed its benchmark for the year. Sector allocation, which is primarily a result of bottom-up stock selection, was the main source of underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the Index for the period. Underweight positions in outperforming Materials and Consumer Staples stocks had a negative impact on performance. Strong security selection, primarily in the Financials and Industrials sectors, partially offset the impact of sector allocation. However, stock selection was weak in the Consumer Discretionary sector.

Among the top detractors to the equity sleeve on a relative and absolute (i.e. total return) basis were Rakuten, SanDisk, and Sirius Satellite. Although there were no fundamental disappointments within Japanese online retailer Rakuten's core business, the stock was negatively impacted by issues in its peripheral business, rumors of its president being arrested, and a meltdown in JASDAQ (Japan stock trading system) stocks as retail investors fled "new Japan" companies in light of the Livedoor and Murakami Fund scandals. Shares in flash storage device maker SanDisk fell as price declines in NAND flash memory raised concerns about an over-supplied market. We expect pricing declines to moderate, but we reduced the position to better reflect industry competition. Despite these changing dynamics, the company stands to benefit from innovation in cell phone features, which drives long-term memory growth. Shares of Sirius, a US subscription-based satellite radio broadcaster, declined on signs that subscriber growth will be less than anticipated and, importantly, that the cost to retain and attract new customers will be greater than anticipated. True to our investment process, we sold our shares after meeting with management and determining that the drivers of earnings growth were no longer in place. Among other detractors from absolute performance was global semiconductor company Marvell Technology, which declined on weak earnings and lowered guidance.

The leading contributors to the equity portion of the sleeve on both an absolute and relative basis during the twelve month period were Las Vegas Sands, Nintendo, and America Movil. Casino owner and operator Las Vegas Sands was our strongest performer for the year. It remains one of our largest holdings as good results from its Macau operations and further planned expansion into mainland China will provide significant opportunities for growth. Video game console and software maker Nintendo successfully launched extremely popular Wii game consoles this holiday season. The company also benefited from solid earnings growth driven by robust sales of its touch-screen DS portable game player. Mexican wireless provider America Movil reported strong earnings and benefited from robust subscriber growth in Latin America. We also saw outperformance from several global investment banks, including Goldman Sachs.

The fixed income portion of the fund underperformed its benchmark during the period, largely due to our currency and country rotation strategies. This was partially offset by positive performance in duration and credit strategies. Major drivers of currency performance were our overweight positions in the US dollar and underweight positions in the Canadian dollar. As the U.S. dollar lost ground to several major currencies, and low-yielding currencies appreciated relative to high-yielding currencies, our long US dollar bias suffered. In Canada, we believed that the currency would depreciate due to the continued narrowing of Canada's interest rate spread differential with the rest of the world. In fact, we have believed for some time that Canadian asset values do not reflect rising inflation in that country. We have expressed this view primarily through underweight positions in the Canadian dollar. However, the recent depreciation of the Canadian dollar should allow inflationary pressures to feed through to the broader economy, and so we have rotated much of our underweight position from the currency to Canadian bonds during the fourth quarter. In our country rotation strategies, overweight positions in Germany, the United Kingdom and the U.S. versus Sweden and Canada were also detractors. On a positive note, our duration and credit strategies contributed positively to the portfolio's results. In particular, long Japanese 7-year bonds, long Mexican 20-year bonds, short German 5-year bonds, and short Japan 20-year bonds were all positions which performed well in the year. Finally, the Fund's position in structured mortgage backed securities helped performance during the year.

Asset allocation was a positive contributor to the Fund's overall performance for the year as the Fund was consistently overweight strongly performing equities and underweight the fixed income sector. Fixed income generated positive absolute returns but lagged equity returns.

WHAT IS THE OUTLOOK?

In the equity portion of the Fund, positioning is the result of bottom-up stock selection. At year-end, the Fund's largest overweight positions were in the Information Technology and Financial sectors. The largest relative underweight positions were in Health Care, Industrials and Materials.

In the fixed income component, we currently have a pro-cyclical bias and are underweight duration as we believe the Fed is unlikely to be in a position to validate the market's current rate cut expectations. In terms of country rotation, the portfolio is overweight Australian bonds, primarily versus Canadian bonds. The outlook for individual currency markets in the current environment will depend on each country's position in the economic cycle. We expect the US dollar will be range-bound the first half of 2007. We expect select emerging market currencies to outperform given strong domestic growth and positive external balances. We expect Asian currencies, excluding Japan, to outperform as positive economic fundamentals, large trade surpluses, and foreign exchange reserve accumulation support

--------------------------------------------------------------------------------

further appreciation. We continue to focus our credit efforts in the non-government sectors. While credit fundamentals show no sign of widespread deterioration, global credit spreads remain vulnerable over the medium-term. We continue to focus our exposure on the US corporate market, where valuations are most attractive. In the collateralized sector, we continue to prefer commercial mortgage-backed securities to pass-through securities.

While we remain constructive on the equity markets longer-term, we feel that equity markets had a strong run this past year. Additionally, we believe bond yields may continue to rise, causing near-term valuation concerns. Therefore, from an asset allocation standpoint, the Fund ended the year with a neutral equity position, an underweight to fixed income and an overweight to cash.

DIVERSIFICATION BY COUNTRY
as of December 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   0.9%
-------------------------------------------------------------------
Austria                                                     0.7
-------------------------------------------------------------------
Belgium                                                     2.3
-------------------------------------------------------------------
Brazil                                                      0.7
-------------------------------------------------------------------
Canada                                                      2.1
-------------------------------------------------------------------
Chile                                                       0.1
-------------------------------------------------------------------
Denmark                                                     0.2
-------------------------------------------------------------------
Dutch Antilles                                              1.2
-------------------------------------------------------------------
Finland                                                     0.1
-------------------------------------------------------------------
France                                                      2.8
-------------------------------------------------------------------
Germany                                                     1.4
-------------------------------------------------------------------
Ireland                                                     1.3
-------------------------------------------------------------------
Japan                                                       7.5
-------------------------------------------------------------------
Luxembourg                                                  0.6
-------------------------------------------------------------------
Mexico                                                      2.1
-------------------------------------------------------------------
Netherlands                                                 1.9
-------------------------------------------------------------------
Norway                                                      0.3
-------------------------------------------------------------------
Poland                                                      0.1
-------------------------------------------------------------------
Qatar                                                       0.1
-------------------------------------------------------------------
Russia                                                      1.0
-------------------------------------------------------------------
Singapore                                                   0.3
-------------------------------------------------------------------
South Korea                                                 0.9
-------------------------------------------------------------------
Sweden                                                      0.1
-------------------------------------------------------------------
Switzerland                                                 2.5
-------------------------------------------------------------------
Taiwan                                                      0.8
-------------------------------------------------------------------
United Kingdom                                              9.8
-------------------------------------------------------------------
United States                                              52.2
-------------------------------------------------------------------
Short-Term Investments                                      6.9
-------------------------------------------------------------------
Other Assets & Liabilities                                 (0.9)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.5%
-------------------------------------------------------------------
Capital Goods                                               1.3
-------------------------------------------------------------------
Consumer Cyclical                                           6.6
-------------------------------------------------------------------
Consumer Staples                                            4.2
-------------------------------------------------------------------
Energy                                                      3.3
-------------------------------------------------------------------
Finance                                                    27.0
-------------------------------------------------------------------
Foreign Governments                                         4.0
-------------------------------------------------------------------
Health Care                                                 6.3
-------------------------------------------------------------------
Services                                                    7.3
-------------------------------------------------------------------
Technology                                                 22.5
-------------------------------------------------------------------
Transportation                                              0.5
-------------------------------------------------------------------
U.S. Government Agencies                                    6.3
-------------------------------------------------------------------
U.S. Government Securities                                  0.3
-------------------------------------------------------------------
Utilities                                                   0.9
-------------------------------------------------------------------
Short-Term Investments                                      6.9
-------------------------------------------------------------------
Other Assets & Liabilities                                 (0.9)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY SECTOR
as of December 31, 2006

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Common Stock                                               59.1%
-------------------------------------------------------------------
Asset & Commercial Mortgage Backed Securities              10.3
-------------------------------------------------------------------
Corporate Bonds: Investment Grade                          18.0
-------------------------------------------------------------------
U.S. Government Securities                                  0.3
-------------------------------------------------------------------
U.S. Government Agencies                                    6.3
-------------------------------------------------------------------
Short-Term Investments                                      6.9
-------------------------------------------------------------------
Other Assets & Liabilities                                 (0.9)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Leaders HLS Fund inception 9/30/1998
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 9/30/98 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                    GLOBAL LEADERS IA        MSCI WORLD GROWTH INDEX        MSCI WORLD INDEX
                                                    -----------------        -----------------------        ----------------
9/98                                                      10000                       10000                       10000
                                                          11346                       10871                       10906
                                                          12212                       11573                       11556
12/98                                                     13188                       12419                       12122
                                                          13799                       12858                       12389
                                                          13410                       12348                       12062
                                                          14140                       12805                       12566
                                                          14488                       12784                       13063
                                                          13962                       12339                       12587
                                                          14974                       13099                       13176
                                                          15199                       12955                       13138
                                                          15118                       13115                       13117
                                                          14930                       13138                       12991
                                                          15905                       13999                       13668
                                                          17087                       14821                       14055
12/99                                                     19830                       16518                       15194
                                                          19086                       15484                       14326
                                                          21213                       16023                       14366
                                                          21161                       16979                       15361
                                                          20137                       15840                       14713
                                                          19563                       14901                       14342
                                                          20430                       15813                       14827
                                                          19746                       15018                       14412
                                                          20868                       15552                       14882
                                                          19982                       14175                       14093
                                                          18833                       13581                       13858
                                                          17723                       12534                       13019
12/00                                                     18429                       12299                       13231
                                                          18436                       12670                       13488
                                                          16744                       11055                       12350
                                                          15624                       10164                       11541
                                                          16849                       10987                       12397
                                                          16516                       10769                       12243
                                                          16215                       10394                       11861
                                                          15819                       10241                       11705
                                                          14951                        9612                       11145
                                                          13654                        8815                       10165
                                                          14039                        9191                       10361
                                                          15284                        9891                       10975
12/01                                                     15373                        9941                       11046
                                                          14870                        9618                       10712
                                                          14782                        9645                       10621
                                                          15250                        9887                       11114
                                                          14742                        9467                       10720
                                                          15056                        9421                       10745
                                                          14111                        8879                       10095
                                                          12961                        8254                        9245
                                                          12831                        8254                        9264
                                                          11285                        7437                        8247
                                                          12455                        8017                        8857
                                                          13558                        8310                        9337
12/02                                                     12375                        7992                        8886
                                                          12089                        7705                        8617
                                                          11818                        7624                        8470
                                                          11656                        7694                        8447
                                                          12962                        8247                        9201
                                                          13754                        8592                        9731
                                                          14076                        8715                        9904
                                                          14418                        8884                       10106
                                                          14833                        9064                       10327
                                                          14454                        9117                       10392
                                                          15595                        9661                       11011
                                                          15972                        9800                       11181
12/03                                                     16777                       10272                       11885
                                                          17427                       10483                       12078
                                                          18038                       10612                       12285
                                                          18358                       10508                       12208
                                                          17685                       10302                       11965
                                                          17934                       10410                       12073
                                                          18545                       10553                       12336
                                                          17124                       10048                       11936
                                                          17052                       10020                       11993
                                                          17918                       10222                       12224
                                                          18579                       10474                       12526
                                                          19598                       11007                       13190
12/04                                                     19995                       11423                       13697
                                                          19263                       11116                       13391
                                                          18844                       11403                       13822
                                                          18183                       11186                       13560
                                                          17962                       10947                       13273
                                                          18405                       11238                       13519
                                                          18592                       11293                       13642
                                                          19236                       11762                       14122
                                                          19617                       11870                       14235
                                                          19735                       12134                       14609
                                                          19064                       11877                       14257
                                                          19923                       12266                       14740
12/05                                                     20513                       12535                       15070
                                                          22095                       13114                       15746
                                                          21539                       12983                       15729
                                                          22011                       13311                       16082
                                                          22705                       13623                       16579
                                                          21430                       13107                       16027
                                                          21573                       13088                       16029
                                                          20936                       12983                       16132
                                                          21511                       13331                       16559
                                                          21902                       13451                       16762
                                                          22374                       13931                       17380
                                                          23322                       14287                       17815
12/06                                                     23415                       14475                       18182

    --- GLOBAL LEADERS IA         --- MSCI WORLD INDEX          -- MSCI WORLD GROWTH INDEX
        $10,000 starting value        $10,000 starting value        $10,000 starting value
        $23,415 ending value          $18,182 ending value          $14,475 ending value

MSCI WORLD INDEX is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

MSCI WORLD GROWTH INDEX is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

The Fund has changed its benchmark from the MSCI World Index to the MSCI World Growth Index because the fund's investment manager believes that the MSCI World Growth Index is better suited to the investment strategy of the fund.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                      SINCE
                  1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------
Global Leaders
  IA              14.14%    8.78%    10.86%
--------------------------------------------------
Global Leaders
  IB              13.86%    8.51%    10.61%
--------------------------------------------------
MSCI World
  Growth Index    15.48%    7.80%     4.58%
--------------------------------------------------
MSCI World Index  20.65%   10.48%     7.51%
--------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW S. OFFIT, CPA            JEAN-MARC BERTEAUX         MATTHEW D. HUDSON, CFA
Senior Vice President, Partner  Vice President             Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of the Hartford Global Leaders HLS Fund returned 14.14% for the twelve-month period ended December 31, 2006, underperforming the Fund's benchmark, the MSCI World Growth Index, which returned 15.48% for the same period. The Fund underperformed the 18.78% return of the average fund in the Lipper VA Global Large Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the fund.

WHY DID THE FUND PERFORM THIS WAY?

Global equities rose with moderating inflation expectations in recent months, helping to offset data suggesting a slowing global economy. The long-awaited pause in the Federal Reserve's monetary tightening cycle finally occurred, calming investor fears that the Fed would over tighten and tip the US economy into recession. The drop in oil and gas prices from record highs also bolstered optimism. Within the MSCI World Growth Index, Utilities, Materials, and Telecommunication Services led all sectors, while Health Care and Information Technology performed well but lagged the index returns for the twelve month period ended December 31, 2006.

Sector allocation, which is primarily a result of bottom-up stock selection, was the main source of underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the Index for the period. Underweight (i.e. the Fund's sector position was less than the benchmark position) positions to outperforming Materials and Consumer Staples stocks had a negative impact on performance. Strong security selection, primarily in the Financials and Industrials sectors, partially offset the impact of sector allocation. However, stock selection was weak in the Consumer Discretionary sector.

Among the top detractors on a relative and absolute (i.e. total return) basis were Rakuten, SanDisk, and Sirius Satellite. Although there were no fundamental disappointments within Japanese online retailer Rakuten's core business, the stock was negatively impacted by issues in its peripheral business, rumors of its president being arrested, and a meltdown in JASDAQ (Japan stock trading system) stocks as retail investors fled "new Japan" companies in light of the Livedoor and Murakami Fund scandals. Shares in flash storage

--------------------------------------------------------------------------------

device maker SanDisk fell as price declines in NAND flash memory raised concerns about an over-supplied market. We expect pricing declines to moderate, but we reduced the position to better reflect industry competition. Despite these changing dynamics, the company stands to benefit from innovation in cell phone features, which drives long-term memory growth. Shares of Sirius, a US subscription-based satellite radio broadcaster, declined on signs that subscriber growth will be less than anticipated and, importantly, that the cost to retain and attract new customers will be greater than anticipated. True to our investment process, we sold our shares after meeting with management and determining that the drivers of earnings growth were no longer in place. Among other detractors from absolute performance was global semiconductor company Marvell Technology, which declined on weak earnings and lowered guidance.

The leading contributors to both absolute and relative performance during the twelve month period were Las Vegas Sands, Nintendo, and America Movil. Casino owner and operator Las Vegas Sands was our strongest performer for the year. It remains one of our largest holdings as good results from its Macau operations and further planned expansion into mainland China will provide significant opportunities for growth. Video game console and software maker Nintendo successfully launched extremely popular Wii game consoles this holiday season. The company also benefited from solid earnings growth coming from robust sales of its touch-screen DS portable game player. Mexican wireless provider America Movil reported strong earnings and benefited from robust subscriber growth in Latin America, while cell phone companies' increased spending to support subscriber growth and enhanced coverage. We also saw outperformance from several global investment banks, including Goldman Sachs.

WHAT IS THE OUTLOOK?

Our focus remains on stock and sector selections that result from intense bottom-up research, diligently meeting with the managements of leading companies globally, and leveraging the strong research capabilities of our firm. At the end of the year, the Fund's largest overweights relative to the MSCI World Growth Index were to the Information Technology, Financials, and Telecommunication Services sectors. Within the Information Technology sector we continue to like mobile equipment makers and companies with accelerating growth from product upgrades or new product launches. Our largest underweights continue to be to the Health Care sector, following the elimination of several pharmaceutical companies due to development delays in key pipeline drugs, and to Industrials stocks at the end of the twelve month period.

DIVERSIFICATION BY COUNTRY
as of December 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   0.5%
-------------------------------------------------------------------
Austria                                                     1.3
-------------------------------------------------------------------
Belgium                                                     0.9
-------------------------------------------------------------------
Brazil                                                      1.1
-------------------------------------------------------------------
Canada                                                      2.7
-------------------------------------------------------------------
Dutch Antilles                                              1.9
-------------------------------------------------------------------
France                                                      2.1
-------------------------------------------------------------------
Germany                                                     2.2
-------------------------------------------------------------------
Ireland                                                     2.0
-------------------------------------------------------------------
Japan                                                      11.6
-------------------------------------------------------------------
Mexico                                                      3.2
-------------------------------------------------------------------
Netherlands                                                 2.5
-------------------------------------------------------------------
Norway                                                      0.5
-------------------------------------------------------------------
Russia                                                      1.0
-------------------------------------------------------------------
South Korea                                                 1.3
-------------------------------------------------------------------
Switzerland                                                 4.2
-------------------------------------------------------------------
Taiwan                                                      1.4
-------------------------------------------------------------------
United Kingdom                                             11.5
-------------------------------------------------------------------
United States                                              46.6
-------------------------------------------------------------------
Short-Term Investments                                      9.7
-------------------------------------------------------------------
Other Assets & Liabilities                                 (8.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.7%
-------------------------------------------------------------------
Capital Goods                                               1.8
-------------------------------------------------------------------
Consumer Cyclical                                           8.8
-------------------------------------------------------------------
Consumer Staples                                            6.6
-------------------------------------------------------------------
Energy                                                      3.7
-------------------------------------------------------------------
Finance                                                    15.8
-------------------------------------------------------------------
Health Care                                                10.2
-------------------------------------------------------------------
Services                                                    9.7
-------------------------------------------------------------------
Technology                                                 34.8
-------------------------------------------------------------------
Transportation                                              1.0
-------------------------------------------------------------------
Utilities                                                   0.4
-------------------------------------------------------------------
Short-Term Investments                                      9.7
-------------------------------------------------------------------
Other Assets & Liabilities                                 (8.2)
-------------------------------------------------------------------
Total                                                     100.0%
-------------------------------------------------------------------

Hartford Growth HLS Fund inception 4/30/2002
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/02 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                         GROWTH IA                  RUSSELL 1000 GROWTH INDEX
                                                                         ---------                  -------------------------
4/02                                                                       10000                              10000
                                                                            9774                               9758
                                                                            8954                               8855
                                                                            8406                               8368
                                                                            8559                               8393
                                                                            7939                               7523
                                                                            8722                               8213
                                                                            9204                               8659
12/02                                                                       8657                               8061
                                                                            8455                               7865
                                                                            8311                               7828
                                                                            8577                               7974
                                                                            9282                               8563
                                                                            9741                               8991
                                                                            9968                               9115
                                                                           10144                               9341
                                                                           10378                               9574
                                                                           10355                               9471
                                                                           11156                              10004
                                                                           11303                              10108
12/03                                                                      11497                              10458
                                                                           11878                              10671
                                                                           12023                              10739
                                                                           11987                              10540
                                                                           11833                              10417
                                                                           12331                              10612
                                                                           12596                              10744
                                                                           11624                              10137
                                                                           11335                              10087
                                                                           11838                              10183
                                                                           11953                              10342
                                                                           12400                              10697
12/04                                                                      12934                              11117
                                                                           12387                              10746
                                                                           12236                              10860
                                                                           11950                              10662
                                                                           11873                              10459
                                                                           12589                              10965
                                                                           12730                              10925
                                                                           12988                              11459
                                                                           12900                              11311
                                                                           13103                              11364
                                                                           12848                              11253
                                                                           13438                              11739
12/05                                                                      13537                              11702
                                                                           14002                              11907
                                                                           13689                              11888
                                                                           13850                              12064
                                                                           14194                              12047
                                                                           13197                              11639
                                                                           13154                              11593
                                                                           12776                              11372
                                                                           13139                              11727
                                                                           13455                              12049
                                                                           13745                              12473
                                                                           14146                              12721
12/06                                                                      14162                              12764

    --- GROWTH IA                              --- RUSSELL 1000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $14,162 ending value                       $12,764 ending value

RUSSELL 1000 GROWTH INDEX is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                      SINCE
                           1 YEAR   INCEPTION
--------------------------------------------------
Growth IA                  4.61%      7.73%
--------------------------------------------------
Growth IB                  4.35%      7.46%
--------------------------------------------------
Russell 1000 Growth Index  9.07%      5.36%
--------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW J. SHILLING, CFA                                            JOHN A. BOSELLI, CFA
Senior Vice President, Partner                                     Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of the Hartford Growth HLS Fund returned 4.61% for the twelve-month period ended December 31, 2006, underperforming its benchmark, the Russell 1000 Growth Index, which returned 9.07% for the same period. The Fund also underperformed the 6.31% return of the average fund in the Lipper VA Large Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Equity markets posted a strong return for the period. US large cap equities performed well (+15.46% as measured by the Russell 1000 Index) but continued to lag smaller companies as the small cap Russell 2000 rose 18.37%. Value stocks extended their lead over their growth oriented peers, with the broad market Russell 3000 Value finishing ahead of the Russell 3000 Growth by nearly thirteen percentage points. Every sector in the benchmark Russell 1000 Growth finished with positive returns, led by Utilities, Telecommunication Services and Materials. Health Care and Energy stocks lagged.

The Fund's underperformance was mainly due to poor stock selection. Stock selection focused predominately in the Technology, Health Care, and Consumer Staples sectors. Allocations to sectors, which are primarily a result of bottom-up stock selection, also had a negative impact, mostly due to an underweight (i.e. the Fund's sector position was less than the benchmark position) to outperforming Consumer Discretionary stocks and an overweight to lagging Health Care stocks.

The top three detractors on a relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) basis were Marvell Technology, Electronic Arts, and SanDisk. Global semiconductor company Marvell Technology declined on weak earnings and lowered guidance. We eliminated our position due to decelerating growth and lowered expectations in the disk drive business. We also eliminated our position in video game retailer Electronic Arts after video game stocks fell as consumers delayed purchases in anticipation of next generation console launches. Shares in flash storage device maker SanDisk fell as price declines in NAND flash memory raised concerns about an over-supplied market. We expect pricing declines to moderate, but we reduced the position to better reflect industry competition. Despite these changing dynamics, the company stands to benefit from innovation in cell phone features, which drives long-term memory growth.

Strong stock selection in the Industrials and Telecommunications Services sectors partially mitigated the impact of weaker selection elsewhere. The Fund also benefited from an overweight among high-returning Financials stocks. The best performing stock for the

--------------------------------------------------------------------------------

year on an absolute and relative basis was Network Appliance. Shares in the data management firm rose in conjunction with strong revenue growth and a broadening product lineup. Another strong relative and absolute contributor, Chicago Mercantile Exchange, continued to move up due to rising trading volumes and expansion of its electronic trading platform, Globex. Absolute performance in the Industrials sector was lifted by strong orders for Boeing's new 787 "Dreamliner" plane, which boosted the company's stock. Finally, relative performance benefited from not owning shares in Intel, a large benchmark position that fell during the year.

WHAT IS THE OUTLOOK?

Our focus is on bottom up research to identify stocks with attractive fundamentals and strong growth prospects. Based on stock-by-stock decisions, we have recently increased exposure to the Industrials sector, where the globalization of labor markets and strong, worldwide spending in infrastructure, aerospace, and power generation are driving industry revenues. We established a new position in Fluor to take advantage of these trends. Exposure to Financials also rose during the year via a new position in State Street Bank.

The largest reduction in weight during the year was in Health Care, where we eliminated Amgen and trimmed AstraZeneca, neutralizing our relative exposure to pharmaceutical stocks. We also maintain a significant underweight to consumer-related sectors, which we believe remain relatively unattractive.

At year-end our largest overweights relative to the Russell 1000 Growth Index were in the Financials and Industrials sectors, while the greatest underweights were among Consumer Discretionary and Consumer Staples stocks.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             4.2%
-------------------------------------------------------------------
Capital Goods                                               4.9
-------------------------------------------------------------------
Consumer Cyclical                                           1.8
-------------------------------------------------------------------
Consumer Staples                                            1.1
-------------------------------------------------------------------
Energy                                                      2.8
-------------------------------------------------------------------
Finance                                                    19.4
-------------------------------------------------------------------
Health Care                                                10.2
-------------------------------------------------------------------
Services                                                   18.0
-------------------------------------------------------------------
Technology                                                 31.8
-------------------------------------------------------------------
Transportation                                              3.7
-------------------------------------------------------------------
Utilities                                                   1.4
-------------------------------------------------------------------
Short-Term Investments                                      4.8
-------------------------------------------------------------------
Other Assets & Liabilities                                 (4.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Growth Opportunities HLS Fund inception 3/24/1987
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                  GROWTH OPPORTUNITIES IA           RUSSELL 3000 GROWTH INDEX
                                                                  -----------------------           -------------------------
12/96                                                                      10000                              10000
                                                                           10435                              10657
                                                                            9859                              10532
                                                                            9222                               9946
                                                                            9339                              10539
                                                                           10296                              11367
                                                                           10706                              11815
                                                                           11727                              12818
                                                                           11352                              12174
                                                                           11924                              12811
                                                                           11420                              12306
                                                                           11317                              12745
12/97                                                                      11242                              12874
                                                                           11094                              13205
                                                                           12018                              14214
                                                                           12608                              14784
                                                                           12672                              14978
                                                                           12371                              14491
                                                                           13021                              15312
                                                                           12387                              15106
                                                                           10136                              12739
                                                                           10933                              13741
                                                                           11457                              14815
                                                                           11888                              15944
12/98                                                                      13380                              17382
                                                                           13796                              18385
                                                                           12736                              17483
                                                                           13432                              18383
                                                                           13449                              18517
                                                                           13081                              17992
                                                                           14077                              19229
                                                                           14056                              18618
                                                                           14325                              18850
                                                                           14388                              18505
                                                                           15451                              19838
                                                                           17278                              20977
12/99                                                                      20761                              23262
                                                                           20490                              22233
                                                                           26505                              23622
                                                                           24053                              24958
                                                                           22014                              23675
                                                                           20679                              22422
                                                                           23832                              24201
                                                                           23094                              23118
                                                                           26244                              25233
                                                                           26276                              22922
                                                                           24006                              21783
                                                                           19450                              18523
12/00                                                                      21589                              18047
                                                                           21231                              19309
                                                                           18551                              16075
                                                                           16547                              14347
                                                                           18203                              16157
                                                                           18050                              15965
                                                                           18015                              15657
                                                                           17605                              15200
                                                                           16428                              13976
                                                                           13905                              12523
                                                                           14619                              13214
                                                                           16085                              14473
12/01                                                                      16655                              14505
                                                                           16496                              14231
                                                                           15521                              13618
                                                                           16338                              14136
                                                                           15553                              13041
                                                                           15358                              12693
                                                                           13657                              11525
                                                                           12326                              10813
                                                                           12042                              10843
                                                                           11090                               9739
                                                                           11880                              10607
                                                                           12964                              11213
12/02                                                                      12050                              10438
                                                                           11903                              10182
                                                                           11747                              10121
                                                                           12081                              10307
                                                                           13170                              11083
                                                                           14175                              11680
                                                                           14599                              11845
                                                                           14744                              12182
                                                                           15400                              12510
                                                                           15211                              12362
                                                                           16541                              13084
                                                                           17082                              13243
12/03                                                                      17326                              13670
                                                                           17865                              13982
                                                                           18132                              14063
                                                                           18291                              13827
                                                                           17753                              13624
                                                                           18431                              13880
                                                                           19002                              14075
                                                                           17434                              13240
                                                                           17204                              13158
                                                                           18127                              13330
                                                                           18430                              13547
                                                                           19322                              14070
12/04                                                                      20304                              14617
                                                                           19611                              14115
                                                                           19450                              14269
                                                                           19094                              13985
                                                                           18614                              13666
                                                                           19797                              14352
                                                                           20561                              14342
                                                                           21747                              15069
                                                                           21856                              14873
                                                                           22351                              14946
                                                                           21932                              14765
                                                                           22937                              15419
12/05                                                                      23615                              15373
                                                                           25176                              15749
                                                                           24833                              15718
                                                                           25303                              15999
                                                                           25734                              15975
                                                                           24301                              15378
                                                                           23963                              15323
                                                                           23260                              14988
                                                                           23821                              15453
                                                                           24266                              15851
                                                                           25027                              16447
                                                                           26213                              16779
12/06                                                                      26461                              16827

    --- GROWTH OPPORTUNITIES IA                --- RUSSELL 3000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $26,461 ending value                       $16,827 ending value

RUSSELL 3000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 12/31/06)

                           1 YEAR  5 YEAR  10 YEAR
-------------------------------------------------------
Growth Opportunities IA    12.05%   9.70%   10.22%
-------------------------------------------------------
Growth Opportunities
  IB(2)                    11.79%   9.43%    9.95%
-------------------------------------------------------
Russell 3000 Growth Index   9.46%   3.01%    5.34%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

MICHAEL T. CARMEN, CFA                                          MARIO E. ABULARACH, CFA
Senior Vice President,                                          Vice President and Equity
Partner                                                         Research Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Growth Opportunities HLS Fund returned 12.05% for the twelve-month period ended December 31, 2006, outperforming its benchmark, the Russell 3000 Growth Index, which returned 9.46% for the same period. The Fund also outperformed the 7.70% return of the average fund in the Lipper VA Multi-Cap Growth VA-UF peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

As measured by the Russell 3000 Growth Index, equity markets ended higher for the fourth fiscal year in a row. Three of the last four quarters were positive, with the April -to- July period showing the only significant decline as investors moved away from stocks in favor of less risky assets. Every sector in the benchmark posted positive returns for the period, led by a disparate group of sectors: Utilities, Telecommunication Services, and Materials. The laggards were Health Care, Energy, and Information Technology. These positive returns took place against a backdrop of a weakening housing market, declining energy prices, and continued turmoil in Iraq. In addition, small cap stocks continued to dominate large and mid cap stocks. The Russell 2000 Small Cap Index returned 18.37%, compared to the S&P 500 Large Cap Index return of 15.78% and the S&P 400 MidCap Index return of 10.32%.

The Fund outperformed by maintaining its focus on stock selection. Selection within the Information Technology and Heath Care sectors contributed most to relative (i.e. performance of the Fund as measured against the benchmark) performance. Network Appliance (Information Technology), Redback Networks (Information Technology), and Digene (Health Care) were among the top contributors to relative and absolute (i.e. total return) performance. Network Appliance benefited as sales of the company's mid-range storage solution, FAS3000, remained strong. Redback Networks, a manufacturer of advanced telecommunications networking equipment, advanced on a takeover offer from Ericsson. Diagnostic test provider Digene rose on strong sales of its test to detect HPV, a virus that is a known causative agent in cervical cancer. Non-benchmark holding Melco International (Capital Goods) contributed most on a relative basis. The Hong Kong-based conglomerate was up on news of a deal that would positively impact the company's plans to open its first casino in Macau. We sold our positions in Redback Networks and Melco International during the period and continue to own Network Appliance and Digene.

The Fund's results in Financials and Consumer Discretionary stocks detracted from relative performance. In the Consumer Discretionary sector, shares of satellite radio providers XM Satellite and Sirius declined on concerns of rising subscriber acquisition costs. We eliminated our positions in the stocks. Other significant

--------------------------------------------------------------------------------

detractors from relative and absolute performance included Marvell Technology (Information Technology), St. Jude Medical (Health Care) and Cree (Information Technology). Weakness in the disk drive industry led to an earnings miss at Marvell, while St. Jude Medical fell on overall weakness in the implantable cardiac defibrillator market. Cree, a semiconductor product manufacturer, fell after management issued a profit warning reflecting weak light-emitting diode
(LED) sales, unfavorable LED mix shifts, and margin erosion from production problems. We eliminated Marvell and Cree and continue to hold St. Jude Medical. Cisco Systems (Information Technology) also detracted from relative performance as we did not own the stock in the second half of the year when the company's shares rebounded. Finally, the Fund's slight underweight to Energy also hurt benchmark-relative performance.

WHAT IS YOUR OUTLOOK?

We maintain our expectations for stable, albeit moderate global growth over the coming years. We expect a slowdown in economic activity and easing inflationary pressures that should keep the global central banks on "hold" over the next year.

We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. Currently our largest exposure is to Information Technology, followed by Health Care and Industrials. We would note that we have reduced our exposure to the Energy sector, reflecting our recognition that our bullish energy view has become more conservative. Our lowest weights are in the Utilities, Telecommunication Services and Consumer Staples sectors.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.6%
-------------------------------------------------------------------
Capital Goods                                               2.7
-------------------------------------------------------------------
Consumer Cyclical                                           8.9
-------------------------------------------------------------------
Consumer Staples                                            2.2
-------------------------------------------------------------------
Energy                                                      1.9
-------------------------------------------------------------------
Finance                                                     8.5
-------------------------------------------------------------------
Health Care                                                18.2
-------------------------------------------------------------------
Services                                                   12.3
-------------------------------------------------------------------
Technology                                                 30.4
-------------------------------------------------------------------
Transportation                                              1.0
-------------------------------------------------------------------
Utilities                                                   2.6
-------------------------------------------------------------------
Short-Term Investments                                     11.9
-------------------------------------------------------------------
Other Assets & Liabilities                                 (8.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford High Yield HLS Fund inception 9/30/1998
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 9/30/98 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                    LEHMAN BROTHERS HIGH YIELD
                                                                       HIGH YIELD IA                     CORPORATE INDEX
                                                                       -------------                --------------------------
9/98                                                                       10000                              10000
                                                                            9992                               9795
                                                                           10340                              10202
12/98                                                                      10368                              10213
                                                                           10528                              10364
                                                                           10531                              10303
                                                                           10695                              10402
                                                                           10898                              10603
                                                                           10693                              10460
                                                                           10703                              10437
                                                                           10696                              10479
                                                                           10620                              10363
                                                                           10599                              10289
                                                                           10660                              10221
                                                                           10797                              10341
12/99                                                                      10856                              10457
                                                                           10758                              10412
                                                                           10730                              10431
                                                                           10637                              10212
                                                                           10674                              10229
                                                                           10576                              10123
                                                                           10840                              10330
                                                                           10960                              10408
                                                                           11113                              10479
                                                                           11067                              10388
                                                                           10867                              10056
                                                                           10596                               9657
12/00                                                                      10968                               9844
                                                                           11691                              10581
                                                                           11742                              10722
                                                                           11489                              10469
                                                                           11337                              10339
                                                                           11419                              10525
                                                                           11018                              10230
                                                                           11198                              10381
                                                                           11300                              10503
                                                                           10592                               9797
                                                                           11030                              10039
                                                                           11378                              10406
12/01                                                                      11263                              10363
                                                                           11156                              10436
                                                                           10818                              10290
                                                                           10905                              10538
                                                                           11061                              10706
                                                                           10993                              10647
                                                                           10409                               9862
                                                                            9928                               9431
                                                                           10053                               9700
                                                                            9791                               9573
                                                                            9822                               9489
                                                                           10385                              10077
12/02                                                                      10487                              10218
                                                                           10764                              10558
                                                                           10952                              10688
                                                                           11148                              10995
                                                                           11687                              11647
                                                                           11860                              11768
                                                                           12077                              12106
                                                                           11790                              11973
                                                                           11936                              12111
                                                                           12267                              12442
                                                                           12474                              12693
                                                                           12632                              12886
12/03                                                                      12919                              13177
                                                                           13061                              13429
                                                                           13025                              13395
                                                                           13070                              13486
                                                                           12904                              13394
                                                                           12669                              13168
                                                                           12831                              13356
                                                                           13009                              13538
                                                                           13227                              13803
                                                                           13411                              14004
                                                                           13668                              14257
                                                                           13738                              14429
12/04                                                                      13875                              14644
                                                                           13815                              14625
                                                                           14028                              14840
                                                                           13571                              14408
                                                                           13464                              14268
                                                                           13717                              14521
                                                                           13914                              14806
                                                                           14093                              15065
                                                                           14114                              15094
                                                                           13966                              14943
                                                                           13857                              14839
                                                                           14022                              14916
12/05                                                                      14170                              15045
                                                                           14331                              15285
                                                                           14436                              15387
                                                                           14530                              15479
                                                                           14633                              15574
                                                                           14629                              15572
                                                                           14561                              15517
                                                                           14692                              15669
                                                                           14927                              15923
                                                                           15099                              16149
                                                                           15331                              16369
                                                                           15562                              16644
12/06                                                                      15753                              16827

    --- HIGH YIELD IA                          --- LEHMAN BROTHERS HIGH YIELD CORPORATE
        $10,000 starting value                     INDEX
        $15,753 ending value                       $10,000 starting value
                                                   $16,827 ending value

LEHMAN BROTHERS HIGH YIELD CORPORATE INDEX is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                                   SINCE
                             1 YEAR    5 YEAR    INCEPTION
---------------------------------------------------------------
High Yield IA                11.17%     6.94%      5.66%
---------------------------------------------------------------
High Yield IB                10.89%     6.67%      5.42%
---------------------------------------------------------------
Lehman Brothers High
  Yield Corporate Index      11.85%    10.18%      6.50%
---------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

MARK NILAND, CFA                                       NASRI TOUTOUNGI                 JAMES SERHANT
Executive Vice President                               Managing Director               Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA Shares of the Hartford High Yield HLS Fund returned 11.17% for the year, underperforming its benchmark, the Lehman Brothers High Yield Corporate Index, which returned 11.85%. The Fund outpaced the 9.89% average return of the Lipper VA High Yield Funds category, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The primary drivers of Fund performance during the year ended December 31, 2006 were security selection and sector allocation. Security selection added to performance while sector allocation detracted.

From the sector perspective, the main challenge we faced was our underweight (i.e. the Fund's sector position was less than the benchmark position) in the Automobile sector, which outperformed the market significantly. Though the Fund had more than 9% allocated to this sector at year end -- more than many peers and up to a level we deemed prudent given the high degree of correlation within the industry -- this was underweight the benchmark's 13.57% allocation. Many automotive companies performed well, especially GM, Ford Motor Company and their finance subsidiaries, as bankruptcy fears faded with each company taking major steps in restructuring their operations. In the Media Cable sector, the Fund benefited from both sector allocation and security selection outperformance, as Charter Communications was a strong performer. Security selection also boosted performance in the Wireline sector, specifically Citizens Communications and Qwest Communications. Outperformance derived from security selection came from many other sectors, including Electric, Food and Beverage, and Healthcare.

At the end of June, the Fund's investment guidelines eased with respect to restrictions on allocations to CCC-rated securities, increasing the amount allowed to 25% from 10% of the portfolio. The narrower restriction had hindered performance during the first half of the year, as CCC-rated securities performed well in the low default environment the market experienced. By year end, our analysts had identified additional attractive opportunities and we increased these securities to 16% of the portfolio.

WHAT IS YOUR OUTLOOK?

As we begin 2007, our main concern regarding the high yield market is current valuation levels. The narrowing of credit risk premiums paid to investors generated meaningful price appreciation in 2006. However, this has the effect of reducing the income component investors will receive going forward. In addition, the prospect for further price appreciation on top of last year's performance is somewhat limited given the relatively tight levels of risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond).

--------------------------------------------------------------------------------

Mitigating these concerns is the fact that valuations do reflect the strong fundamental backdrop the high yield market currently enjoys. Earnings and cash flow generating capabilities remain quite strong, and equity market behavior and private equity transactions are indicating that asset values are generally sufficient to cover the debt being placed on many companies' balance sheets. As a result, credit default experience is expected to remain below historical averages. We will remain keenly focused on the prospect that the fundamental picture remains relatively strong and sustainable, in a soft landing type of context. To the extent that indications emerge that the economic backdrop either slows down or accelerates to the point that the Federal Reserve begins to aggressively tighten monetary policy, we will then have to revisit our "soft-landing" economic assumptions and the implications for our asset class.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            12.1%
-------------------------------------------------------------------
Capital Goods                                               1.7
-------------------------------------------------------------------
Consumer Cyclical                                          13.9
-------------------------------------------------------------------
Consumer Staples                                            2.5
-------------------------------------------------------------------
Energy                                                      3.7
-------------------------------------------------------------------
Finance                                                    13.8
-------------------------------------------------------------------
Health Care                                                 5.6
-------------------------------------------------------------------
Services                                                   18.9
-------------------------------------------------------------------
Technology                                                 19.5
-------------------------------------------------------------------
Transportation                                              1.3
-------------------------------------------------------------------
Utilities                                                   6.1
-------------------------------------------------------------------
Short-Term Investments                                     21.8
-------------------------------------------------------------------
Other Assets & Liabilities                                (20.9)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY CREDIT QUALITY
as of December 31, 2006

                                                      PERCENTAGE OF
                                                        LONG-TERM
CREDIT QUALITY                                          HOLDINGS
-------------------------------------------------------------------
AAA                                                         0.3%
-------------------------------------------------------------------
BB                                                         18.4
-------------------------------------------------------------------
B                                                          61.4
-------------------------------------------------------------------
CCC                                                        19.3
-------------------------------------------------------------------
NR                                                          0.6
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Index HLS Fund inception 5/1/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          INDEX IA                        S&P 500 INDEX
                                                                          --------                        -------------
12/96                                                                      10000                              10000
                                                                           10615                              10624
                                                                           10695                              10708
                                                                           10246                              10269
                                                                           10857                              10881
                                                                           11516                              11543
                                                                           12022                              12060
                                                                           12973                              13019
                                                                           12243                              12290
                                                                           12909                              12963
                                                                           12474                              12531
                                                                           13041                              13110
12/97                                                                      13261                              13335
                                                                           13404                              13482
                                                                           14364                              14454
                                                                           15093                              15194
                                                                           15241                              15347
                                                                           14970                              15083
                                                                           15577                              15695
                                                                           15405                              15529
                                                                           13172                              13283
                                                                           14014                              14135
                                                                           15148                              15284
                                                                           16056                              16210
12/98                                                                      16982                              17143
                                                                           17680                              17860
                                                                           17124                              17305
                                                                           17803                              17997
                                                                           18482                              18694
                                                                           18034                              18253
                                                                           19035                              19266
                                                                           18431                              18665
                                                                           18338                              18572
                                                                           17832                              18062
                                                                           18951                              19205
                                                                           19329                              19595
12/99                                                                      20461                              20750
                                                                           19427                              19707
                                                                           19052                              19335
                                                                           20902                              21225
                                                                           20267                              20586
                                                                           19843                              20164
                                                                           20326                              20661
                                                                           20001                              20338
                                                                           21235                              21601
                                                                           20108                              20461
                                                                           20016                              20374
                                                                           18433                              18769
12/00                                                                      18518                              18861
                                                                           19166                              19530
                                                                           17412                              17750
                                                                           16304                              16626
                                                                           17564                              17916
                                                                           17674                              18036
                                                                           17236                              17598
                                                                           17060                              17425
                                                                           15986                              16335
                                                                           14683                              15017
                                                                           14960                              15303
                                                                           16102                              16477
12/01                                                                      16237                              16622
                                                                           15992                              16380
                                                                           15678                              16064
                                                                           16263                              16668
                                                                           15271                              15658
                                                                           15150                              15543
                                                                           14069                              14436
                                                                           12967                              13312
                                                                           13047                              13398
                                                                           11625                              11943
                                                                           12646                              12993
                                                                           13383                              13757
12/02                                                                      12592                              12949
                                                                           12258                              12611
                                                                           12070                              12422
                                                                           12183                              12543
                                                                           13188                              13575
                                                                           13875                              14290
                                                                           14045                              14472
                                                                           14288                              14728
                                                                           14560                              15014
                                                                           14400                              14855
                                                                           15209                              15695
                                                                           15337                              15833
12/03                                                                      16135                              16662
                                                                           16423                              16968
                                                                           16647                              17204
                                                                           16390                              16945
                                                                           16128                              16679
                                                                           16341                              16907
                                                                           16649                              17236
                                                                           16096                              16666
                                                                           16158                              16732
                                                                           16326                              16914
                                                                           16570                              17172
                                                                           17233                              17867
12/04                                                                      17812                              18474
                                                                           17373                              18024
                                                                           17730                              18403
                                                                           17413                              18078
                                                                           17073                              17735
                                                                           17613                              18299
                                                                           17633                              18325
                                                                           18281                              19006
                                                                           18111                              18833
                                                                           18251                              18985
                                                                           17940                              18669
                                                                           18611                              19374
12/05                                                                      18614                              19381
                                                                           19106                              19894
                                                                           19152                              19948
                                                                           19387                              20196
                                                                           19639                              20467
                                                                           19069                              19879
                                                                           19091                              19905
                                                                           19204                              20028
                                                                           19657                              20504
                                                                           20159                              21032
                                                                           20809                              21716
                                                                           21201                              22129
12/06                                                                      21491                              22439

    --- INDEX IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $21,491 ending value                       $22,439 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                          1 YEAR  5 YEAR  10 YEAR
------------------------------------------------------
Index IA                  15.46%   5.77%    7.95%
------------------------------------------------------
Index IB(3)               15.17%   5.51%    7.70%
------------------------------------------------------
S&P 500 Index             15.78%   6.19%    8.42%
------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

DEANE GYLLENHAAL
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of the Hartford Index HLS Fund returned 15.46% on a net basis for the year, underperforming its benchmark, the S&P 500 Index, which returned 15.78%. The Fund outperformed the 15.35% return of the average fund in the Lipper VA S&P 500 Index Objective Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Although economic data was mixed during the last quarter of 2006, the U.S. economy appeared to be growing at a healthy pace. By year end, many were forecasting that fourth quarter gross domestic product (GDP) growth would ultimately be at or above the third-quarter growth rate of 2.2%. These expectations were fueled by stronger-than-expected manufacturing, housing, and consumer confidence reports released in the last week of December, which also served to temper ongoing speculation that weakness in the housing and auto sectors would exert a considerable drag on the economy and perhaps lead to an ease in monetary policy by the Federal Open Market Committee (the "Fed"). Although the Fed maintained its target federal funds rate at 5.25% for the second consecutive quarter, it continued to reiterate that although inflation pressures had subsided somewhat, the rate of core inflation still remained outside their comfort zone and any future actions regarding interest rates would rely heavily on economic data.

The broad domestic stock market, as measured by the S&P 500 Index, increased for the fourth consecutive year since the end of the bear market in 2002, returning 15.78% during 2006. The largest individual contributors to the benchmark's performance were Exxon and Cisco Systems. Driven by the rise in oil prices, Exxon returned 39.1%, which comprised 3.3% of the benchmark and added 1.2% to the overall benchmark return. Cisco Systems returned 59.6%, was 1.1% of the benchmark, and contributed 0.6% for the year. The two biggest detractors to the benchmark's performance were Intel and Yahoo. Intel dropped 17.2% dragging overall performance by 0.3%. Yahoo, the internet giant, lost 34.8% for the year, detracting 0.2%.

By design, the Fund is managed to mimic the performance of the S&P 500 Index. Due to this approach, the Fund is expected to perform in line with the Index. The Fund may engage in futures trading to more efficiently maintain exposure to the Index and also to offset brokerage commissions. This period these results were insignificant. Early in the year, corporate action decisions had a positive impact upon the Fund. The largest corporate action contribution came from the Jefferson-Pilot/Lincoln National Corp. deal. The S&P 500 Index reflected Lincoln National Corp.'s

--------------------------------------------------------------------------------

acquisition of Jefferson-Pilot by removing Jefferson-Pilot from the Index at its closing price on its last day of trading. Rather than selling the stock, the Fund received a mix of stock and cash because it was a better value.

WHAT IS YOUR OUTLOOK?

Economic data continues to deliver mixed messages about the direction of the U.S. economy. Employment and consumer spending data has been positive, helping to offset some of the weakness seen in other sectors of the market. While there are signs of improvement in the housing sector, the market will continue to be highly sensitive to future housing data. Although some economists are forecasting monetary easing, the Fed continues to acknowledge the potential for inflation risks that may justify additional rate hikes. We believe current market pricing reflects an overly pessimistic view about the underlying strength of the economy and, while economic fundamentals warrant higher interest rates, monetary policy is likely to remain steady through the first quarter of 2007.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.1%
-------------------------------------------------------------------
Capital Goods                                               4.4
-------------------------------------------------------------------
Consumer Cyclical                                           9.0
-------------------------------------------------------------------
Consumer Staples                                            5.5
-------------------------------------------------------------------
Energy                                                      9.3
-------------------------------------------------------------------
Finance                                                    23.6
-------------------------------------------------------------------
Health Care                                                10.4
-------------------------------------------------------------------
Services                                                    6.9
-------------------------------------------------------------------
Technology                                                 22.2
-------------------------------------------------------------------
Transportation                                              1.3
-------------------------------------------------------------------
Utilities                                                   3.5
-------------------------------------------------------------------
Short-Term Investments                                      7.6
-------------------------------------------------------------------
Other Assets & Liabilities                                 (6.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Capital Appreciation HLS Fund inception 4/30/2001 (subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                  INTERNATIONAL CAPITAL
                                                     APPRECIATION IA             MSCI EAFE INDEX         MSCI EAFE GROWTH INDEX
                                                  ---------------------          ---------------         ----------------------
4/01                                                      10000                       10000                       10000
                                                           9406                        9655                        9601
                                                           8978                        9264                        9137
                                                           8834                        9096                        8915
                                                           8353                        8868                        8509
                                                           7351                        7971                        7706
                                                           7710                        8175                        8013
                                                           8359                        8477                        8425
12/01                                                      8602                        8528                        8474
                                                           8253                        8076                        8017
                                                           8394                        8133                        8125
                                                           8844                        8616                        8477
                                                           8727                        8639                        8488
                                                           8822                        8756                        8512
                                                           8407                        8411                        8295
                                                           7654                        7582                        7411
                                                           7563                        7566                        7355
                                                           6678                        6756                        6716
                                                           7229                        7120                        7097
                                                           7823                        7443                        7306
12/02                                                      7121                        7194                        7138
                                                           7201                        6894                        6785
                                                           7062                        6736                        6639
                                                           6860                        6609                        6575
                                                           7675                        7265                        7151
                                                           8344                        7711                        7527
                                                           8574                        7902                        7661
                                                           8864                        8095                        7762
                                                           9242                        8292                        7905
                                                           9272                        8549                        8174
                                                          10059                        9082                        8645
                                                          10185                        9286                        8848
12/03                                                     10755                       10011                        9457
                                                          11205                       10154                        9642
                                                          11730                       10390                        9826
                                                          12017                       10452                        9837
                                                          11437                       10225                        9600
                                                          11647                       10256                        9583
                                                          12028                       10498                        9714
                                                          11179                       10159                        9320
                                                          11212                       10206                        9331
                                                          11812                       10474                        9563
                                                          12313                       10832                        9883
                                                          13010                       11575                       10567
12/04                                                     13413                       12084                       11015
                                                          12977                       11863                       10762
                                                          12846                       12378                       11195
                                                          12355                       12072                       10925
                                                          12249                       11802                       10723
                                                          12373                       11820                       10764
                                                          12429                       11981                       10853
                                                          12885                       12349                       11184
                                                          13262                       12665                       11507
                                                          13550                       13232                       11993
                                                          12993                       12846                       11666
                                                          13455                       13164                       11888
12/05                                                     14239                       13777                       12517
                                                          15344                       14624                       13289
                                                          15119                       14594                       13140
                                                          15582                       15082                       13655
                                                          16339                       15814                       14282
                                                          15490                       15219                       13692
                                                          15337                       15225                       13712
                                                          15259                       15377                       13777
                                                          15673                       15804                       14111
                                                          15779                       15832                       14034
                                                          16349                       16449                       14513
                                                          17170                       16945                       14938
12/06                                                     17668                       17478                       15358

    --- INTERNATIONAL CAPITAL   --- MSCI EAFE GROWTH INDEX   -- MSCI EAFE
        APPRECIATION IA             $10,000 starting value       INDEX
        $10,000 starting value      $15,358 ending value         $10,000 starting value
        $17,668 ending value                                     $17,478 ending value

MSCI EAFE GROWTH INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada of growth securities with the MSCI EAFE Index.

MSCI EAFE INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

The Fund has changed its benchmark from the MSCI EAFE Index to the MSCI EAFE Growth Index because the Fund's investment manager believes that the MSCI EAFE Growth Index is better suited to the investment strategy of the Fund.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                           SINCE
                       1 YEAR   5 YEAR   INCEPTION
-------------------------------------------------------
International Capital
  Appreciation IA      24.08%   15.48%    10.55%
-------------------------------------------------------
International Capital
  Appreciation IB      23.77%   15.20%    10.29%
-------------------------------------------------------
MSCI EAFE Growth
  Index                22.69%   12.63%     7.85%
-------------------------------------------------------
MSCI EAFE Index        26.86%   15.43%    10.34%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW S. OFFIT, CPA        JEAN-MARC BERTEAUX          MATTHEW D. HUDSON, CFA
Senior Vice President,      Vice President              Vice President
Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of the Hartford International Capital Appreciation HLS Fund returned 24.08% for the twelve-month period ended December 31, 2006, outperforming the benchmark, the MSCI EAFE Growth Index, which returned 22.69% for the same period. The Fund underperformed the 24.61% return of the average fund in the Lipper VA International Growth Funds peer group, a group of funds with investment strategies similar to those of the fund.

WHY DID THE FUND PERFORM THIS WAY?

International equities advanced during the twelve-month period, led by Utilities, Telecommunication Services, and Consumer Staples stocks. While all sectors within the MSCI EAFE Growth Index advanced, Information Technology and Health Care stocks were among the weakest performing areas of the market. The Fund's overweight (i.e. the Fund's sector position was more than the benchmark position) allocations to traditional growth sectors such as Information Technology and underweight allocations to more defensive sectors created a headwind for the Fund during the past twelve months. However, strong stock selection more than offset the impact of sector allocation.

The Fund's outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark reflected strong stock selection, primarily within Financials, Information Technology and Industrials. Within Financials, London Stock Exchange benefited from strong earnings growth due to robust trading volumes. Within Industrials, Vallourec, a French maker of seamless steel tubes used in the oil and gas industries, benefited from the tight supply environment that afforded the company better pricing. Leading manufacturer and provider of mobile communications devices Research In Motion (Information Technology) reported better-than-expected subscriber growth for its Blackberry email service. Video game console and software maker Nintendo (Information Technology) successfully launched extremely popular Wii game consoles this holiday season. The company also benefited from solid earnings growth coming from robust sales of its touch-screen dual screen (DS) portable game player. Veolia Environment (Utilities) was another top contributor to performance. The world's largest water management company benefited from an upsurge in global demand for clean water, pollution control, and energy saving resources, particularly in China.

--------------------------------------------------------------------------------

Partially offsetting these results was weaker stock selection in other areas, particularly in the Consumer Discretionary sector. Within Consumer Discretionary, Rakuten and SES Global were the greatest detractors from relative performance. Rakuten was negatively impacted by volatility in Japanese internet stocks but did not have any fundamental disappointments, thus we continued to hold the stock as of the end of the period. We eliminated SES Global, Europe's largest satellite operator. The Fund's performance was also hurt by Norwegian oil and gas company Statoil, which reported lower-than-expected quarterly profits and reduced guidance for full-year production volumes, and NAND flash memory and flat panel component maker Samsung Electronics which was hurt by fears of a consumer recession. Our view remains positive and we continue to hold Samsung given the growth in the diversified array of devices requiring memory chips and reducing cyclicality within the technology industry.

WHAT IS THE OUTLOOK?

We continue to pick stocks one at a time, focusing on fundamental bottom-up research. As a result of our bottom-up research and stock analysis at the end of the year the largest overweight allocations relative to the MSCI EAFE Growth Index were to the Information Technology and Consumer Staples sectors. Within Information Technology, we continue to like mobile communications equipment makers and companies leveraged to product upgrade cycles. The largest underweights were to Health Care and Industrials stocks. We increased our underweight to Health Care following the elimination of several pharmaceutical companies due to development delays in key pipeline drugs.

DIVERSIFICATION BY COUNTRY
as of December 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   1.5%
-------------------------------------------------------------------
Austria                                                     1.3
-------------------------------------------------------------------
Belgium                                                     1.3
-------------------------------------------------------------------
Brazil                                                      1.1
-------------------------------------------------------------------
Canada                                                      7.1
-------------------------------------------------------------------
China                                                       0.4
-------------------------------------------------------------------
Denmark                                                     0.5
-------------------------------------------------------------------
Finland                                                     1.0
-------------------------------------------------------------------
France                                                      9.6
-------------------------------------------------------------------
Germany                                                     6.7
-------------------------------------------------------------------
Hong Kong                                                   1.4
-------------------------------------------------------------------
Ireland                                                     2.5
-------------------------------------------------------------------
Japan                                                      19.4
-------------------------------------------------------------------
Mexico                                                      3.0
-------------------------------------------------------------------
Netherlands                                                 5.5
-------------------------------------------------------------------
Norway                                                      0.7
-------------------------------------------------------------------
Russia                                                      1.0
-------------------------------------------------------------------
South Korea                                                 1.0
-------------------------------------------------------------------
Sweden                                                      1.5
-------------------------------------------------------------------
Switzerland                                                 9.8
-------------------------------------------------------------------
Taiwan                                                      1.8
-------------------------------------------------------------------
United Kingdom                                             18.0
-------------------------------------------------------------------
Short-Term Investments                                      7.0
-------------------------------------------------------------------
Other Assets & Liabilities                                 (3.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            11.6%
-------------------------------------------------------------------
Capital Goods                                               2.6
-------------------------------------------------------------------
Consumer Cyclical                                          12.5
-------------------------------------------------------------------
Consumer Staples                                            9.9
-------------------------------------------------------------------
Energy                                                      1.0
-------------------------------------------------------------------
Finance                                                    18.3
-------------------------------------------------------------------
Health Care                                                 7.2
-------------------------------------------------------------------
Services                                                    3.0
-------------------------------------------------------------------
Technology                                                 25.0
-------------------------------------------------------------------
Transportation                                              2.1
-------------------------------------------------------------------
Utilities                                                   2.9
-------------------------------------------------------------------
Short-Term Investments                                      7.0
-------------------------------------------------------------------
Other Assets & Liabilities                                 (3.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Opportunities HLS Fund inception 7/2/1990
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                       INTERNATIONAL
                                                                      OPPORTUNITIES IA              MSCI AC WORLD EX US INDEX
                                                                      ----------------              -------------------------
12/96                                                                      10000                              10000
                                                                            9899                               9816
                                                                            9942                               9996
                                                                            9951                               9975
                                                                            9889                              10059
                                                                           10538                              10681
                                                                           11027                              11270
                                                                           11353                              11498
                                                                           10519                              10594
                                                                           11092                              11167
                                                                           10253                              10216
                                                                           10091                              10088
12/97                                                                      10034                              10204
                                                                           10151                              10510
                                                                           10837                              11211
                                                                           11353                              11598
                                                                           11615                              11681
                                                                           11693                              11469
                                                                           11713                              11426
                                                                           11836                              11535
                                                                           10112                               9908
                                                                            9724                               9699
                                                                           10436                              10715
                                                                           11042                              11291
12/98                                                                      11355                              11680
                                                                           11682                              11667
                                                                           11401                              11406
                                                                           12052                              11957
                                                                           12512                              12555
                                                                           11994                              11965
                                                                           12581                              12515
                                                                           12903                              12808
                                                                           12922                              12853
                                                                           12999                              12940
                                                                           13434                              13421
                                                                           14204                              13958
12/99                                                                      15880                              15289
                                                                           14988                              14460
                                                                           16076                              14850
                                                                           15930                              15409
                                                                           15051                              14549
                                                                           14420                              14177
                                                                           14982                              14780
                                                                           14520                              14197
                                                                           14717                              14373
                                                                           13954                              13575
                                                                           13285                              13144
                                                                           12686                              12554
12/00                                                                      13164                              12983
                                                                           13243                              13178
                                                                           12182                              12134
                                                                           11316                              11277
                                                                           12163                              12044
                                                                           11692                              11711
                                                                           11320                              11262
                                                                           11072                              11011
                                                                           10765                              10738
                                                                            9629                               9599
                                                                            9885                               9868
                                                                           10473                              10319
12/01                                                                      10698                              10452
                                                                           10219                              10004
                                                                           10250                              10076
                                                                           10821                              10665
                                                                           10771                              10693
                                                                           10902                              10809
                                                                           10424                              10342
                                                                            9365                               9334
                                                                            9257                               9335
                                                                            8161                               8345
                                                                            8767                               8793
                                                                            9179                               9215
12/02                                                                       8780                               8918
                                                                            8394                               8605
                                                                            8152                               8430
                                                                            7986                               8267
                                                                            8719                               9063
                                                                            9221                               9641
                                                                            9371                               9908
                                                                            9644                              10171
                                                                            9999                              10474
                                                                           10083                              10768
                                                                           10686                              11466
                                                                           10906                              11716
12/03                                                                      11686                              12610
                                                                           11833                              12813
                                                                           12111                              13138
                                                                           12195                              13219
                                                                           11864                              12808
                                                                           11948                              12837
                                                                           12248                              13127
                                                                           11692                              12745
                                                                           11711                              12847
                                                                           12064                              13260
                                                                           12515                              13721
                                                                           13284                              14673
12/04                                                                      13799                              15303
                                                                           13558                              15040
                                                                           13955                              15782
                                                                           13630                              15354
                                                                           13388                              14975
                                                                           13458                              15069
                                                                           13725                              15352
                                                                           14402                              15919
                                                                           14792                              16326
                                                                           15321                              17168
                                                                           14715                              16543
                                                                           15030                              17100
12/05                                                                      15816                              17922
                                                                           16936                              19172
                                                                           16627                              19117
                                                                           17190                              19672
                                                                           18156                              20686
                                                                           17357                              19732
                                                                           17285                              19713
                                                                           17346                              19914
                                                                           17794                              20479
                                                                           17621                              20492
                                                                           18298                              21327
                                                                           19002                              22101
12/06                                                                      19684                              22790

    --- INTERNATIONAL OPPORTUNITIES IA        --- MSCI AC WORLD EX US INDEX
        $10,000 starting value                    $10,000 starting value
        $19,684 ending value                      $22,790 ending value

MSCI AC WORLD EX U.S. INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                 1 YEAR  5 YEAR  10 YEAR
-------------------------------------------------------------
International Opportunities IA   24.46%  12.97%    7.01%
-------------------------------------------------------------
International Opportunities
 IB(3)                           24.15%  12.69%    6.77%
-------------------------------------------------------------
MSCI AC World ex US Index        27.16%  16.87%    8.59%
-------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

NICOLAS M. CHOUMENKOVITCH
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of the Hartford International Opportunities HLS Fund returned 24.46% for the twelve-month period ended December 31, 2006, underperforming its benchmark, the MSCI All Country World ex US Index, which returned 27.16% for the same period. However, the Fund outperformed the 24.35% return of the average fund in the Lipper VA International Large Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

International equity markets advanced in 2006 as corporate earnings growth remained strong. Every sector in the benchmark rose in US dollar terms, led by Utilities, Materials, and Telecommunication Services. Even the laggards in this market posted attractive absolute (i.e. total return) returns. Technology stocks, Health Care stocks and Energy stocks gained between twelve and twenty percent.

The Fund's underperformance versus its benchmark reflected the cross currents of positive overall stock selection offset by negative sector allocation results. In particular, performance suffered as a result of the Fund's underweights (i.e. the Fund's sector position was less than the benchmark position) in the high-performing Utilities and Telecommunication sectors and an overweight in lagging Health Care stocks.

Stock selection was strongest in the Materials, Financial, Technology and Health Care sectors. New to the Fund in 2006, Xstrata (Materials) was the top contributing stock to both relative (i.e. performance of the Fund as measured against the benchmark) and absolute performance during the year. The value of coal assets amid rising energy prices was finally recognized in the market, boosting the company's stock price. Other top contributors in the Materials sector included CVRD and Inco, mining companies that announced plans to merge during the year. In the Financials sector, shares in Hong Kong Exchanges had strong performance during the beginning of the year driven by higher trading fees. Although market volumes are down, the company remains a proxy for growth in China. Other positive contributors to relative and absolute returns included Electricite de France, a French Utility, and Banco Bilbao Vizcaya, a Spanish commercial bank.

Key detractors from relative and absolute performance included Seven & I (Consumer Staples), Matsui Securities (Financials), and Rakuten (Consumer Discretionary). Seven & I, operator of Denny's and Seven Eleven stores in Japan, and consumer financial company Matsui Securities suffered a downdraft along with other Japanese consumer related stocks on concerns that the economy is

--------------------------------------------------------------------------------

not recovering as quickly as hoped. Rakuten's stock price fell as a temporary rise in the costs necessary to grow a healthy sales base of this Japanese internet retailer disappointed investors. The company also had adverse press which hit the stock hard. We remain confident in Rakuten's leading market position and added to our holdings on weakness.

WHAT IS THE OUTLOOK?

Effective December 15, 2006, Nicolas Choumenkovitch took over as lead Portfolio Manager of the Fund. He has been part of the portfolio management team on the Fund since 2000.

Our emphasis is on bottom-up stock selection. We recently reduced our exposures to Consumer Staples (Nestle, Carrefour and Seven & I) and Health Care (Daiichi Sankyo and Terumo) and increased exposure to Materials (Freeport-McMoran, Impala Platinum) and Consumer Discretionary. We increased our airline exposure and reduced our weight in Financials by selling banking stocks. At the end of the year, our largest overweight sectors were Consumer Staples and Materials and our largest underweight sectors were Financials and Utilities.

Based on our bottom-up stock selection, we ended the year with overweight positions in continental Europe and Latin America, offset by underweight positions in the United Kingdom and Asia Pacific ex-Japan.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            16.6%
-------------------------------------------------------------------
Consumer Cyclical                                          11.2
-------------------------------------------------------------------
Consumer Staples                                            6.9
-------------------------------------------------------------------
Energy                                                      7.6
-------------------------------------------------------------------
Finance                                                    21.3
-------------------------------------------------------------------
Health Care                                                 8.7
-------------------------------------------------------------------
Services                                                    1.3
-------------------------------------------------------------------
Technology                                                 15.8
-------------------------------------------------------------------
Transportation                                              7.1
-------------------------------------------------------------------
Utilities                                                   2.0
-------------------------------------------------------------------
Short-Term Investments                                     10.0
-------------------------------------------------------------------
Other Assets & Liabilities                                 (8.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of December 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Belgium                                                     0.9%
-------------------------------------------------------------------
Brazil                                                      4.0
-------------------------------------------------------------------
Canada                                                      6.5
-------------------------------------------------------------------
Egypt                                                       1.5
-------------------------------------------------------------------
France                                                     11.1
-------------------------------------------------------------------
Germany                                                     7.3
-------------------------------------------------------------------
Hong Kong                                                   3.1
-------------------------------------------------------------------
India                                                       1.6
-------------------------------------------------------------------
Ireland                                                     1.9
-------------------------------------------------------------------
Italy                                                       5.4
-------------------------------------------------------------------
Japan                                                      17.2
-------------------------------------------------------------------
Korea (Republic of)                                         0.8
-------------------------------------------------------------------
Luxembourg                                                  0.2
-------------------------------------------------------------------
Mexico                                                      2.0
-------------------------------------------------------------------
Netherlands                                                 4.1
-------------------------------------------------------------------
Norway                                                      1.0
-------------------------------------------------------------------
Panama                                                      0.7
-------------------------------------------------------------------
Russia                                                      3.3
-------------------------------------------------------------------
Singapore                                                   0.9
-------------------------------------------------------------------
South Africa                                                1.2
-------------------------------------------------------------------
Spain                                                       0.9
-------------------------------------------------------------------
Sweden                                                      2.0
-------------------------------------------------------------------
Switzerland                                                 5.1
-------------------------------------------------------------------
Taiwan                                                      1.5
-------------------------------------------------------------------
United Kingdom                                             12.0
-------------------------------------------------------------------
United States                                               2.3
-------------------------------------------------------------------
Short-Term Investments                                     10.0
-------------------------------------------------------------------
Other Assets & Liabilities                                 (8.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Small Company HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                   S&P/CITIGROUP EXTENDED MARKET
                                                               INTERNATIONAL SMALL COMPANY IA           EURO PACIFIC INDEX
                                                               ------------------------------      -----------------------------
4/01                                                                       10000                              10000
                                                                           10356                              10051
                                                                            9781                               9730
                                                                            9610                               9365
                                                                            9631                               9388
                                                                            8374                               8233
                                                                            8926                               8554
                                                                            9559                               8875
12/01                                                                       9402                               8758
                                                                            9241                               8585
                                                                            9229                               8792
                                                                            9643                               9305
                                                                           10043                               9565
                                                                           10328                               9980
                                                                           10222                               9671
                                                                            9621                               9000
                                                                            9384                               8917
                                                                            8412                               8188
                                                                            8487                               8117
                                                                            8750                               8408
12/02                                                                       8924                               8345
                                                                            8673                               8223
                                                                            8635                               8207
                                                                            8611                               8157
                                                                            9629                               8834
                                                                           10403                               9576
                                                                           10562                              10030
                                                                           11039                              10357
                                                                           11564                              11015
                                                                           12315                              11642
                                                                           13064                              12443
                                                                           13114                              12432
12/03                                                                      13719                              13194
                                                                           14045                              13691
                                                                           14379                              14117
                                                                           14948                              14484
                                                                           14691                              14113
                                                                           14417                              14116
                                                                           14859                              14613
                                                                           14046                              14028
                                                                           13932                              14139
                                                                           14133                              14562
                                                                           14638                              15016
                                                                           15433                              16191
12/04                                                                      16047                              16992
                                                                           16470                              17232
                                                                           16891                              18014
                                                                           16425                              17637
                                                                           15922                              17128
                                                                           16041                              17210
                                                                           16444                              17537
                                                                           17108                              18172
                                                                           17463                              18693
                                                                           17910                              19398
                                                                           17461                              18832
                                                                           17823                              19517
12/05                                                                      19031                              20747
                                                                           20478                              22263
                                                                           20477                              22281
                                                                           21331                              23268
                                                                           22397                              24427
                                                                           21411                              23296
                                                                           21074                              23016
                                                                           21251                              22832
                                                                           21885                              23586
                                                                           22168                              23751
                                                                           22760                              24368
                                                                           23782                              25392
12/06                                                                      24614                              26255

    --- INTERNATIONAL SMALL COMPANY IA         --- S&P/CITIGROUP EXTENDED MARKET
        $10,000 starting value                     EURO-PACIFIC INDEX
        $24,614 ending value                       $10,000 starting value
                                                   $26,255 ending value

S&P/CITIGROUP EXTENDED MARKET EURO-PACIFIC INDEX is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the U.S. and Canada.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                                    SINCE
                                1 YEAR   5 YEAR   INCEPTION
----------------------------------------------------------------
International Small Company IA  29.34%   21.23%    17.20%
----------------------------------------------------------------
International Small Company IB  29.01%   20.93%    16.93%
----------------------------------------------------------------
S&P/Citigroup Extended Market
  Euro-Pacific Index            26.55%   24.56%    18.55%
----------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

SIMON THOMAS                                                    DANIEL MAGUIRE
Vice President                                                  Equity Research Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford International Small Company HLS Fund Class IA shares returned 29.34% for the twelve-month period ended December 31, 2006, outperforming its benchmark, the S&P/ Citigroup Extended Market Euro-Pacific Index, which returned 26.55% for the same period. The Fund also outperformed the 24.35% return of the average fund in the Lipper International Core VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

International small cap equity markets advanced markedly during the year. The benchmark rose in nine of the twelve months with only the May -- July period showing negative results as investors sold off riskier assets. Every sector in the benchmark rose, led by Utilities, Energy, and Materials. Even the laggards posted strong absolute (i.e. total return) returns as the bottom three sectors, Technology, Consumer Discretionary, and Consumer Staples, all rose.

Fund returns during the period were helped by strong stock selection, particularly among Industrials, Consumer Discretionary, and Health Care stocks. Sector allocation, an outgrowth of the bottom-up stock selection process, was negative due to underweights (i.e. the Fund's sector position was less than the benchmark position) among strong Utilities and Financials stocks and an overweight position in the lagging Technology sector.

From a country perspective, positive results also were driven by stock selection. On a relative basis, Japan was the greatest source of stock selection value-added, followed by South Korea and Germany. Selection was weakest in the United Kingdom and Australia/New Zealand. Country allocation was negative for the year, mostly due to an underweight to high-returning United Kingdom stocks and an overweight among lagging Japanese shares.

The Fund's strongest relative (i.e. performance of the Fund as measured against the benchmark) and absolute contributors to performance for the period included:
Cambridge Antibody, a United Kingdom biotechnology company, whose shares soared on the news that pharmaceutical giant AstraZeneca would be buying the 80% of the company it did not already own; GEA Group, a German engineering company that supplies production equipment to chemical, oil, and industrial customers, whose stock rose as the company continued to benefit from a recent restructuring and increased profitability; Hellenic Technodomiki, Greece's largest construction company, which benefited from strong new business wins; German aircraft engine maker MTU Aero Engines, whose shares gained on strong profitability trends; and Danish brewer

--------------------------------------------------------------------------------

Carlsberg, whose shares moved up on robust revenue and earnings growth, in part due to the World Cup in Germany and the successful integration of Russian breweries.

The largest detractors to relative and absolute performance included: GCAP Media, a British media company that suffered in a weakening United Kingdom advertising market and some concerns over a format change involving fewer ads per minute; AWB, an Australian wheat exporter which was impacted by a weak harvest and political concerns arising from contracts with middle eastern clients; and Wolfson Microelectronics, a British supplier of mixed-signal semiconductors for consumer electronic products whose shares fell when the company lowered profit and revenue guidance unexpectedly.

WHAT IS THE OUTLOOK?

Our focus is on bottom-up research to identify stocks with attractive fundamentals. Based on stock-by-stock decisions, we finished the period with the largest overweight positions in Health Care, Industrials, and Technology. In Health Care we are seeing opportunity in biotechnology stocks, with recent purchases of Lundbeck, Ipsen, and Elan. We have recently reduced exposure in Industrials and Technology as stocks hit our target prices, but remain overweight versus the benchmark. Our largest underweights are in the Utilities, Financials, and Consumer Discretionary sectors. We have reduced our underweight in Financials following several company site visits, adding to Japanese regional banks where we discovered a number of under-researched stocks with the potential for significant upside as the Japanese economy normalizes. At year-end our greatest underweight position was in Europe, mostly due to less than benchmark exposures to the United Kingdom, Spain, and France, offset by overweight positions in Asia ex-Japan and Japan.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            11.6%
-------------------------------------------------------------------
Capital Goods                                               7.4
-------------------------------------------------------------------
Consumer Cyclical                                          16.6
-------------------------------------------------------------------
Consumer Staples                                            3.4
-------------------------------------------------------------------
Energy                                                      3.1
-------------------------------------------------------------------
Finance                                                    21.3
-------------------------------------------------------------------
Health Care                                                11.3
-------------------------------------------------------------------
Services                                                   10.0
-------------------------------------------------------------------
Technology                                                 10.2
-------------------------------------------------------------------
Transportation                                              3.6
-------------------------------------------------------------------
Utilities                                                   0.8
-------------------------------------------------------------------
Short-Term Investments                                     23.9
-------------------------------------------------------------------
Other Assets & Liabilities                                (23.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of December 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   5.5%
-------------------------------------------------------------------
Belgium                                                     1.6
-------------------------------------------------------------------
Brazil                                                      0.5
-------------------------------------------------------------------
Canada                                                      0.3
-------------------------------------------------------------------
China                                                       1.2
-------------------------------------------------------------------
Denmark                                                     4.2
-------------------------------------------------------------------
Finland                                                     1.5
-------------------------------------------------------------------
France                                                      7.3
-------------------------------------------------------------------
Germany                                                    10.6
-------------------------------------------------------------------
Greece                                                      1.3
-------------------------------------------------------------------
Hong Kong                                                   3.8
-------------------------------------------------------------------
Ireland                                                     0.6
-------------------------------------------------------------------
Italy                                                       5.8
-------------------------------------------------------------------
Japan                                                      19.7
-------------------------------------------------------------------
Liechtenstein                                               1.2
-------------------------------------------------------------------
Malaysia                                                    0.8
-------------------------------------------------------------------
Mexico                                                      0.6
-------------------------------------------------------------------
Netherlands                                                 4.6
-------------------------------------------------------------------
Portugal                                                    0.7
-------------------------------------------------------------------
South Korea                                                 1.9
-------------------------------------------------------------------
Spain                                                       1.6
-------------------------------------------------------------------
Sweden                                                      3.8
-------------------------------------------------------------------
Switzerland                                                 6.0
-------------------------------------------------------------------
United Kingdom                                             10.3
-------------------------------------------------------------------
United States                                               3.9
-------------------------------------------------------------------
Short-Term Investments                                     23.9
-------------------------------------------------------------------
Other Assets & Liabilities                                (23.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Stock HLS Fund  inception 1/3/1995
(subadvised by Lazard Asset Management LLC)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment

(LINE GRAPH)

                                                                   INTERNATIONAL STOCK IA                MSCI EAFE INDEX
                                                                   ----------------------                ---------------
12/96                                                                      10000                              10000
                                                                            9762                               9652
                                                                           10010                               9813
                                                                           10242                               9850
                                                                           10186                               9905
                                                                           10602                              10552
                                                                           11262                              11136
                                                                           11505                              11319
                                                                           10806                              10476
                                                                           11704                              11065
                                                                           10982                              10217
                                                                           11053                              10115
12/97                                                                      11199                              10206
                                                                           11469                              10675
                                                                           12109                              11362
                                                                           12825                              11715
                                                                           13079                              11810
                                                                           13395                              11756
                                                                           13276                              11847
                                                                           13492                              11970
                                                                           11640                              10490
                                                                           11030                              10171
                                                                           11869                              11234
                                                                           12605                              11812
12/98                                                                      13043                              12281
                                                                           12915                              12247
                                                                           12627                              11958
                                                                           13086                              12460
                                                                           13705                              12968
                                                                           13253                              12303
                                                                           13767                              12786
                                                                           14250                              13169
                                                                           14539                              13220
                                                                           14549                              13356
                                                                           14807                              13859
                                                                           15109                              14343
12/99                                                                      16173                              15633
                                                                           15020                              14643
                                                                           15035                              15040
                                                                           15734                              15626
                                                                           15130                              14806
                                                                           14931                              14448
                                                                           15558                              15016
                                                                           15173                              14389
                                                                           15222                              14517
                                                                           14564                              13813
                                                                           14377                              13490
                                                                           14051                              12987
12/00                                                                      14591                              13451
                                                                           14507                              13445
                                                                           13724                              12438
                                                                           12685                              11614
                                                                           13349                              12429
                                                                           13045                              12000
                                                                           12607                              11514
                                                                           12133                              11305
                                                                           11967                              11021
                                                                           10586                               9908
                                                                           10728                              10161
                                                                           11017                              10536
12/01                                                                      11064                              10599
                                                                           10556                              10037
                                                                           10745                              10107
                                                                           11474                              10708
                                                                           11501                              10736
                                                                           11686                              10882
                                                                           11283                              10453
                                                                           10166                               9422
                                                                           10288                               9403
                                                                            9334                               8396
                                                                            9932                               8848
                                                                           10219                               9251
12/02                                                                       9987                               8941
                                                                            9465                               8568
                                                                            9408                               8372
                                                                            9357                               8213
                                                                           10155                               9028
                                                                           10704                               9584
                                                                           10817                               9821
                                                                           10880                              10060
                                                                           11069                              10305
                                                                           11306                              10624
                                                                           11890                              11287
                                                                           12213                              11540
12/03                                                                      12984                              12442
                                                                           13190                              12619
                                                                           13420                              12912
                                                                           13301                              12990
                                                                           12902                              12707
                                                                           12934                              12746
                                                                           13158                              13047
                                                                           12689                              12625
                                                                           12851                              12684
                                                                           13258                              13017
                                                                           13650                              13462
                                                                           14423                              14385
12/04                                                                      14972                              15017
                                                                           14646                              14743
                                                                           15209                              15383
                                                                           14819                              15003
                                                                           14447                              14667
                                                                           14421                              14689
                                                                           14555                              14890
                                                                           14954                              15347
                                                                           15454                              15740
                                                                           16052                              16444
                                                                           15647                              15965
                                                                           15886                              16360
12/05                                                                      16678                              17122
                                                                           17646                              18174
                                                                           17560                              18137
                                                                           18194                              18744
                                                                           18957                              19653
                                                                           18272                              18913
                                                                           18168                              18920
                                                                           18304                              19110
                                                                           18741                              19640
                                                                           18747                              19674
                                                                           19418                              20441
                                                                           19914                              21058
12/06                                                                      20426                              21720

    --- INTERNATIONAL STOCK IA                 --- MSCI EAFE INDEX
        $10,000 starting value                     $10,000 starting value
        $20,426 ending value                       $21,720 ending value

MSCI EAFE -- THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(1) (as of 12/31/06)

                        1 YEAR   5 YEAR   10 YEAR
------------------------------------------------------
International Stock IA  22.47%   13.04%    7.40%
------------------------------------------------------
MSCI EAFE Index         26.86%   15.43%    8.07%
------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

JOHN R. REINSBERG
Deputy Chairman, International and Global Products

MICHAEL A. BENNETT
Managing Director

MICHAEL G. FRY
Managing Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of the Hartford International Stock HLS Fund returned 22.47% on a net basis for the year, underperforming its benchmark, the MSCI EAFE Index, which returned 26.86%. The Fund also underperformed the 24.35% return of the average fund in the Lipper VA International Large Core Funds peer group, a group of funds with investment strategies similar to those of the Fund

WHY DID THE FUND PERFORM THIS WAY?

International stocks performed well in 2006, overcoming concerns about the slowing U.S. housing market, stubbornly high oil prices, and the sustainability of strong corporate-earnings growth. Much of the gains came during a strong fourth-quarter rally, which saw many global-equity indices finally exceed the peaks reached in early 2000. Gains were broad-based by sector during the year, with all groups positive. Utilities were the strongest-performing sector, as the group was helped by investors' continued demand for yield as well as more recent industry consolidation. Commodity producers continued their outperformance, as metals prices remained near all-time highs, while telecom services stocks rebounded from a few years of weakness. Energy shares lagged the broad market, even as oil prices averaged over $65 a barrel, roughly $10 above their average levels in 2005. Technology stocks continued their extended period of underperformance, weighed down by Japanese technology shares and semiconductor makers. Health Care lagged, as major blockbuster drugs lost patent protection, and a number of new drugs were delayed or dropped due to safety concerns. Regionally, European stocks performed best in 2006, followed by Asian markets outside of Japan. Japanese stocks lagged significantly.

Stock selection in consumer staples benefited performance, as Gallaher shares posted solid gains. The U.K. tobacco company received a takeover bid from Japan Tobacco. Inbev shares also continued to perform well, after the Belgian-based brewer announced profits that far exceeded analysts' estimates. Shares of U.K. supermarket retailer, Tesco, also performed well. Stock selection in Materials also boosted returns, as shares of Lafarge, the world's largest cement maker, posted solid gains. The company's third-quarter earnings, which exceeded analysts' expectations, increased by 32 percent due to higher cement prices. Shares of building-materials supplier CRH also rose, after the company announced solid progress in integrating its largest acquisition to date. Stock selection in Energy also helped performance, as shares of Statoil, ENI, and Total rallied despite weakening oil prices. In addition, increased exposure to emerging-markets stocks added value in the period.

Conversely, stock selection in Industrials detracted from performance, as shares of Yamato Holdings fell, due to disappointing quarterly-earnings results. Negative factors that impacted the company's results included rising personnel expenses, weakness in non-core businesses, and pricing declines in door-to-door delivery

--------------------------------------------------------------------------------

services. THK Co., Ltd. shares also declined, as slowing momentum in the company's monthly order data as well as general macroeconomic concerns resulted in significant market price decrease, despite better-than-expected results in the latest quarter. Stock selection in Financials detracted from performance, as Japanese holdings, Mitsubishi UFJ, Sumitomo Mitsui, and Nomura underperformed along with the overall Japanese market. An overweight (i.e. the Fund's sector position was more than the benchmark position) position and stock selection in Health Care hurt performance, as the shares of Sanofi-Aventis declined. The company reported lower-than-expected sales, due, in part, to government health spending cuts in France and Germany and the late delivery of U.S. flu vaccines. We believe the stock's attractive valuation already reflects much of this bad news, but does not adequately recognize the positive impact the company's pipeline of new drug therapies could have on future earnings.

WHAT IS YOUR OUTLOOK?

Overall, the valuation of the broader stock market is reasonable in the context of historic valuations. However, our concerns, looking forward, are that the historically high margins and returns in many cyclical stocks and sectors are not sustainable, especially given the beginning of an economic slowdown. The focus of the Fund will continue to be on those companies with valuations that are attractive and earnings that are more sustainable. We will seek to avoid those areas of the market where we believe earnings to be unsustainably high. As ever, good stock selection will be the key factor to a successful year ahead. Our investment process is focused on individual stock selection, which is based on company fundamentals, not on macroeconomic considerations. A complicating factor, from a fundamental perspective, is the continuation of a strong equity market and abundant liquidity, which we believe is fueling an extraordinary merger and acquisition cycle.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             2.2%
-------------------------------------------------------------------
Capital Goods                                               4.2
-------------------------------------------------------------------
Consumer Cyclical                                          11.4
-------------------------------------------------------------------
Consumer Staples                                           11.2
-------------------------------------------------------------------
Energy                                                      9.4
-------------------------------------------------------------------
Finance                                                    27.6
-------------------------------------------------------------------
Health Care                                                 9.4
-------------------------------------------------------------------
Services                                                    4.9
-------------------------------------------------------------------
Technology                                                 12.0
-------------------------------------------------------------------
Transportation                                              0.7
-------------------------------------------------------------------
Utilities                                                   5.1
-------------------------------------------------------------------
Short-Term Investments                                     26.0
-------------------------------------------------------------------
Other Assets & Liabilities                                (24.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of December 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Belgium                                                     1.8%
-------------------------------------------------------------------
Brazil                                                      1.5
-------------------------------------------------------------------
Egypt                                                       0.7
-------------------------------------------------------------------
Finland                                                     0.9
-------------------------------------------------------------------
France                                                     13.9
-------------------------------------------------------------------
Germany                                                     4.2
-------------------------------------------------------------------
Ireland                                                     2.2
-------------------------------------------------------------------
Italy                                                       7.5
-------------------------------------------------------------------
Japan                                                      18.2
-------------------------------------------------------------------
Netherlands                                                 1.8
-------------------------------------------------------------------
New Zealand                                                 1.0
-------------------------------------------------------------------
Norway                                                      0.9
-------------------------------------------------------------------
Russia                                                      0.5
-------------------------------------------------------------------
Singapore                                                   1.3
-------------------------------------------------------------------
South Korea                                                 1.3
-------------------------------------------------------------------
Spain                                                       2.0
-------------------------------------------------------------------
Sweden                                                      1.0
-------------------------------------------------------------------
Switzerland                                                 9.8
-------------------------------------------------------------------
Turkey                                                      0.9
-------------------------------------------------------------------
United Kingdom                                             26.7
-------------------------------------------------------------------
Short-Term Investments                                     26.0
-------------------------------------------------------------------
Other Assets & Liabilities                                (24.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford LargeCap Growth HLS Fund  inception 5/1/1998
(subadvised by Holland Capital Management, L.P.)

PERFORMANCE OVERVIEW 5/1/98 - 12/31/06
Growth of a $10,000 investment

(LINE GRAPH)

                                                                     LARGECAP GROWTH IA                   S&P 500 INDEX
                                                                     ------------------                   -------------
5/98                                                                       10000                              10000
                                                                            9798                               9828
                                                                           10439                              10227
                                                                           10592                              10118
                                                                            8773                               8655
                                                                            9185                               9210
                                                                           10084                               9959
                                                                           10647                              10562
12/98                                                                      11861                              11171
                                                                           12972                              11638
                                                                           12448                              11276
                                                                           13036                              11727
                                                                           12900                              12181
                                                                           12470                              11894
                                                                           13572                              12554
                                                                           13207                              12162
                                                                           13046                              12102
                                                                           12853                              11770
                                                                           13798                              12514
                                                                           14100                              12769
12/99                                                                      15090                              13521
                                                                           14349                              12842
                                                                           14210                              12599
                                                                           15981                              13830
                                                                           15473                              13414
                                                                           14903                              13139
                                                                           15355                              13463
                                                                           15248                              13253
                                                                           16022                              14075
                                                                           14392                              13333
                                                                           14033                              13276
                                                                           12480                              12230
12/00                                                                      12382                              12290
                                                                           13413                              12726
                                                                           11352                              11566
                                                                           10459                              10834
                                                                           11687                              11675
                                                                           11645                              11753
                                                                           11048                              11467
                                                                           10800                              11354
                                                                            9877                              10644
                                                                            9048                               9785
                                                                            9466                               9972
                                                                           10417                              10737
12/01                                                                      10538                              10831
                                                                            9995                              10673
                                                                            9523                              10467
                                                                            9946                              10861
                                                                            9139                              10203
                                                                            8956                              10128
                                                                            8298                               9407
                                                                            7703                               8674
                                                                            7860                               8730
                                                                            7089                               7782
                                                                            7685                               8466
                                                                            7884                               8964
12/02                                                                       7267                               8438
                                                                            7020                               8218
                                                                            6905                               8095
                                                                            7148                               8173
                                                                            7810                               8846
                                                                            8049                               9311
                                                                            8020                               9430
                                                                            8308                               9597
                                                                            8442                               9783
                                                                            8273                               9680
                                                                            8742                              10227
                                                                            8710                              10317
12/03                                                                       8969                              10857
                                                                            9210                              11056
                                                                            9432                              11210
                                                                            9377                              11041
                                                                            9161                              10868
                                                                            9308                              11017
                                                                            9415                              11231
                                                                            9124                              10859
                                                                            9080                              10903
                                                                            9241                              11021
                                                                            9348                              11189
                                                                            9702                              11642
12/04                                                                      10004                              12038
                                                                            9723                              11744
                                                                            9865                              11991
                                                                            9594                              11779
                                                                            9370                              11556
                                                                            9660                              11923
                                                                            9641                              11940
                                                                            9993                              12384
                                                                            9974                              12271
                                                                           10038                              12371
                                                                            9929                              12164
                                                                           10124                              12624
12/05                                                                      10103                              12628
                                                                           10252                              12963
                                                                           10036                              12998
                                                                           10181                              13160
                                                                           10248                              13336
                                                                            9862                              12953
                                                                            9924                              12970
                                                                           10010                              13050
                                                                           10212                              13360
                                                                           10470                              13704
                                                                           10609                              14150
                                                                           10730                              14419
12/06                                                                      10757                              14621

    --- LARGECAP GROWTH IA                     --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $10,757 ending value                       $14,621 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.


You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(1) (as of 12/31/06)

                                               SINCE
                           1 YEAR   5 YEAR   INCEPTION
------------------------------------------------------------
LargeCap Growth IA          6.47%   0.41%      0.85%
------------------------------------------------------------
S&P 500 Index              15.78%   6.19%     4.48%*
------------------------------------------------------------

* Return is from 4/30/98.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

LOUIS A. HOLLAND
Managing Partner & Chief Investment Officer

MONICA L. WALKER
Partner & Portfolio Manager

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Large Cap Growth HLS Fund returned 6.47% for the one-year period ended December 31, 2006, underperforming its benchmark, the S&P 500 Index, which returned 15.78% for the same period. The Fund outperformed the 6.31% return of the average fund in the Lipper VA Large Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The Fund underperformed the general market S&P 500 Index mainly due to unfavorable stock selection in health care and information technology. Additionally, the Fund's conservative growth at a reasonable price bias had a negative impact on performance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark as growth stocks and indexes continued to underperform value and core stocks and indexes.

In Health Care, Laboratory Corporation of America rose. However, a number of other Health Care holdings were major detractors to overall performance. Teva Pharmaceutical Industries slipped on fears that the generic drug market is becoming too competitive given the recent aggressive tactics by branded drug companies. We remain holders of the stock because it has the broadest pipeline of any generic drug manufacturer globally and its recent merger has positioned the company to deliver strong earnings growth over the next several years. Aetna was sold after reporting earnings results, which in our view, showed signs of aggressive pricing by the company and competitive pricing pressures within the industry, which has historically been negative for managed care stocks overall. Boston Scientific fell due to a material slowdown in a key market and concerns about its Guidant acquisition and the safety of drug eluting stents. A change in momentum in any of these issues could help move the stock, which perked up recently on signs of a recovery in its key market and a better than expected FDA report on drug eluting stents.

In Information Technology, Apple, which was added during the year, was one of the best performing holdings and was a top contributor, as was Microsoft. In contrast, Intel was a major detractor. Intel continues to languish because of competition from Advanced Micro Devices and meaningful gross margin compression. We remain holders of the stock as a pending rebound in the space, aided by Microsoft's Vista launch, should bode well for this name. The Fund has also been negatively impacted by a lack of exposure to better performing Communications Equipment stocks held in the index.

Comcast and Kohl's Corporation were standouts in the Consumer Discretionary space and were among the best performing Fund holdings. Results for Comcast have been driven by customers signing up for their new Triple Play bundled product offering: high-speed internet, digital voice, and digital cable. Kohl's Corporation climbed higher on strong operating results and a solid long-term earnings forecast. On the other hand, Cheesecake Factory was hurt because of slower restaurant traffic and an

--------------------------------------------------------------------------------

investigation into their options practices. After bottoming out in August, the stock has partially recovered some of its losses, in part due to resolution of the options investigation.

The Fund benefited from an overweight in the strong performing Energy sector; however, Fund holdings did not perform as well as those in the index. Exxon Mobil was a top contributor and the best performing holding in the sector, but was underweighted (i.e. the Fund's sector position was less than the benchmark position) versus the benchmark, which had a negative impact on relative performance. Additionally, BJ Services was hurt by worries about a downturn in the North American natural gas drilling market.

WHAT IS THE OUTLOOK?

Despite the double-digit stock returns achieved during 2006, the S&P 500 Index is up only +1.1% annually over the past seven years due to the negative returns experienced during the first several years of the decade (the post-bubble years). We expect real stock returns over the next several years to average in the mid-to-high single-digit range as compared to the mid-teen range experienced during the 20 years that ended in 2000. This view is based on expectations of single-digit earnings growth for S&P 500 stocks versus the double-digit growth rates experienced over the past several years and economic growth in the low single-digit range. Yet, we remain optimistic about large cap growth stocks, despite the outperformance of small cap stocks in seven of the past eight calendar years. Typically, during the early stages of an economic upturn, small companies perform better, while during a slowing economy large companies perform better due to their size, exposure to foreign markets, cost-cutting potential, higher dividend paying potential, and perceived safety. A continuation of moderate economic growth could provide a favorable environment for large cap stocks. While growth stocks were in favor during the latter part of the 90's, value stocks have beaten growth stocks during the recent post-bubble years. We believe that this trend is also likely to reverse and expect investors to favor companies with the fastest, most stable earnings growth. In recent years, low quality stocks have performed better than high quality stocks as investors took on more risk in order to gain higher returns. We believe that in an uncertain environment higher quality stocks will be the investment of choice.

At a Special Meeting of Shareholders held on January 23, 2007, shareholders of Hartford Large Cap Growth HLS Fund approved the reorganization of the Fund into the Hartford Blue Chip Stock HLS Fund, which is sub-advised by Hartford Investment Management Company. The reorganization is expected to occur on February 5, 2007. In connection with the reorganization, the Blue Chip Stock HLS Fund will be renamed the Hartford LargeCap Growth HLS Fund.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Consumer Cyclical                                           5.8%
-------------------------------------------------------------------
Consumer Staples                                            3.3
-------------------------------------------------------------------
Energy                                                     10.3
-------------------------------------------------------------------
Finance                                                    15.0
-------------------------------------------------------------------
Health Care                                                19.6
-------------------------------------------------------------------
Services                                                   11.7
-------------------------------------------------------------------
Technology                                                 30.3
-------------------------------------------------------------------
Transportation                                              1.1
-------------------------------------------------------------------
Utilities                                                   1.0
-------------------------------------------------------------------
Short-Term Investments                                      1.9
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford MidCap Growth HLS Fund  inception 5/1/1998
(formerly Hartford MidCap Stock HLS Fund)
(subadvised by Hartford Investment Management Company**)


PERFORMANCE OVERVIEW 5/1/98 - 12/31/06
Growth of a $10,000 investment

(LINE GRAPH)

                                                                              RUSSELL MIDCAP GROWTH
                                                     MIDCAP STOCK IA                  INDEX               S&P MIDCAP 400 INDEX
                                                     ---------------          ---------------------       --------------------
5/98                                                      10000                       10000                       10000
                                                           9541                        9589                        9550
                                                           9490                        9860                        9611
                                                           9144                        9438                        9238
                                                           7428                        7636                        7519
                                                           7916                        8214                        8220
                                                           8298                        8819                        8955
                                                           8779                        9414                        9402
12/98                                                      9711                       10389                       10537
                                                           9426                       10700                       10128
                                                           8904                       10177                        9597
                                                           9091                       10744                        9866
                                                           9510                       11233                       10643
                                                           9531                       11089                       10690
                                                          10111                       11863                       11261
                                                           9902                       11485                       11022
                                                           9703                       11366                       10645
                                                           9390                       11269                       10316
                                                           9796                       12140                       10842
                                                          10140                       13397                       11411
12/99                                                     10776                       15717                       12089
                                                          10322                       15714                       11748
                                                          11146                       19018                       12571
                                                          11915                       19037                       13623
                                                          11515                       17189                       13147
                                                          11299                       15936                       12983
                                                          11542                       17627                       13174
                                                          11563                       16511                       13382
                                                          12725                       19001                       14877
                                                          12375                       18072                       14776
                                                          11994                       16835                       14275
                                                          10767                       13177                       13197
12/00                                                     11715                       13871                       14207
                                                          11824                       14663                       14523
                                                          10988                       12127                       13694
                                                          10303                       10391                       12677
                                                          11525                       12123                       14075
                                                          11688                       12066                       14403
                                                          11473                       12073                       14345
                                                          11276                       11258                       14132
                                                          10926                       10442                       13669
                                                           9621                        8717                       11969
                                                          10076                        9633                       12498
                                                          10726                       10670                       13428
12/01                                                     11227                       11075                       14121
                                                          11192                       10716                       14046
                                                          11266                       10108                       14064
                                                          11966                       10880                       15068
                                                          12033                       10304                       15002
                                                          11861                        9996                       14751
                                                          11097                        8893                       13672
                                                          10030                        8029                       12346
                                                          10104                        8001                       12408
                                                           9380                        7366                       11408
                                                           9677                        7936                       11902
                                                          10009                        8557                       12591
12/02                                                      9761                        8040                       12074
                                                           9543                        7961                       11721
                                                           9304                        7892                       11442
                                                           9432                        8039                       11539
                                                          10079                        8586                       12377
                                                          10829                        9413                       13402
                                                          10861                        9547                       13573
                                                          11213                        9888                       14055
                                                          11592                       10432                       14692
                                                          11426                       10230                       14467
                                                          12284                       11055                       15561
                                                          12721                       11350                       16103
12/03                                                     12791                       11474                       16375
                                                          13002                       11853                       16730
                                                          13199                       12052                       17132
                                                          13210                       12029                       17205
                                                          12682                       11689                       16640
                                                          12936                       11965                       16985
                                                          13225                       12156                       17372
                                                          12668                       11351                       16561
                                                          12555                       11211                       16518
                                                          13102                       11629                       17007
                                                          13303                       12024                       17279
                                                          13838                       12645                       18308
12/04                                                     14433                       13250                       19074
                                                          13941                       12896                       18588
                                                          14080                       13222                       19211
                                                          13943                       13029                       18998
                                                          13254                       12514                       18260
                                                          13955                       13230                       19360
                                                          14079                       13476                       19809
                                                          14679                       14263                       20849
                                                          14546                       14176                       20617
                                                          14639                       14359                       20775
                                                          14150                       13936                       20329
                                                          15029                       14693                       21322
12/05                                                     15089                       14854                       21469
                                                          16066                       15743                       22734
                                                          15938                       15549                       22544
                                                          16607                       15984                       23107
                                                          16676                       16052                       23432
                                                          15731                       15296                       22375
                                                          15626                       15234                       22380
                                                          15005                       14688                       21742
                                                          15422                       15026                       21990
                                                          15917                       15369                       22138
                                                          16398                       15959                       23059
                                                          17074                       16585                       23800
12/06                                                     16940                       16437                       23685

    --- MIDCAP GROWTH IA          --- RUSSELL MIDCAP GROWTH INDEX           -- S&P MIDCAP 400 INDEX
        $10,000 starting value        $10,000 starting value                    $10,000 starting value
        $16,940 ending value          $16,437 ending value                      $23,685 ending value

RUSSELL MIDCAP GROWTH INDEX is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market.

S&P MIDCAP 400 INDEX is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the madcap U.S. equity market.

The Fund has changed its benchmark from the S&P MidCap 400 Index to the Russell MidCap Growth Index because the Fund's investment manager believes that the Russell MidCap Growth Index is better suited to the investment strategy of the fund.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(1) (as of 12/31/06)

                                          SINCE
                      1 YEAR   5 YEAR   INCEPTION
------------------------------------------------------
MidCap Growth IA      12.27%    8.58%      6.27%
------------------------------------------------------
Russell MidCap
  Growth Index        10.66%    8.22%      5.90%*
------------------------------------------------------
S&P MidCap 400 Index  10.32%   10.90%     10.45%*
------------------------------------------------------

* Return is from 4/30/98.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

** Effective 12/04/2006, the sub-adviser changed from Northern
   Capital Management LLC, to Hartford Investment Management
   Company.

PORTFOLIO MANAGER

MARK WATERHOUSE
Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford MidCap Growth Stock HLS Fund returned 12.27% for the year ended December 31, 2006, outperforming its benchmark, the Russell Mid-Cap Growth Index, which returned 10.66%. The Fund outperformed the 8.66% return of the average fund in the Lipper VA Mid-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

On December 4, 2006, Hartford Investment Management Company replaced Northern Capital Management as sub-adviser for the Fund. In addition, in December, the name of the Fund changed from The Hartford MidCap Stock HLS Fund to the current name.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's best performing sectors were Telecom, Media & Internet, Energy, Industrials and Technology. The top performing stock was Akamai which gained 165% in 2006 as the company continues to benefit from the exploding growth in demand for video over the internet. The strong performance in Energy came primarily from our positions in Cameco and Weatherford International. Cameco continues to benefit from the growing interest in nuclear fuels while demand for Weatherford's oilfield services remained robust with oil prices sustaining their high levels. The strength in Industrials resulted from our positions in Allied Waste, Terex and Precision Castparts, which have all benefited from the continued strength in industrial production. We have subsequently sold Weatherford International, Allied Waste, Terex and Precision Castparts. In the Technology sector there were numerous companies up 30% to 70% including MEMC Electronics, Network Appliances, Amphenol, Varian Semiconductor and Polycom. Network Appliances, Amphenol, Varian Semiconductor and Polycom were sold before year end.

The relative (i.e. performance of the Fund as measured against the benchmark) gains were partially offset by weakness in the Materials sector (underweighting the sector group compared to the benchmark and poor performance by Florida
Rock), Financials (H&R Block and insurance holdings Berkley Corp. and Montpelier) and in the Healthcare segment (Kinetic Concepts, Endo Pharmaceuticals and Express Scripts). While overall Technology holdings outperformed, the portfolio was negatively impacted by weakness in Jabil on concerns about slowing growth in 2007 and Choicepoint, where there was a reduction in earnings guidance. The same was also true in the Consumer Discretionary area where

--------------------------------------------------------------------------------

we benefited from our underexposure to the housing stocks but were hurt by Royal Caribbean and Carter's.

WHAT IS THE OUTLOOK?

The Fund will take a long-term approach in identifying growth industries and selecting the best-positioned companies within those industries with earnings power that, we believe, justify higher stock prices. We believe the economy will continue to experience a period of more moderate economic growth, sustained low interest rates (by historical standards) and contained inflation, which we think is an attractive environment for mid-cap growth stocks in 2007 and 2008. On a sector level, we feel this economic environment will benefit particularly the Health Care, Information Technology and Services sectors, although we continue to believe the Consumer Discretionary sector could face "headwinds" in the near term. Overall, we are optimistic that mid-cap growth will be an attractive asset class over the next 24 months and we are confident that our investment approach of identifying companies will suit our investors well in the upcoming months.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.9%
-------------------------------------------------------------------
Capital Goods                                               2.9
-------------------------------------------------------------------
Consumer Cyclical                                           6.6
-------------------------------------------------------------------
Consumer Staples                                            5.2
-------------------------------------------------------------------
Energy                                                      4.4
-------------------------------------------------------------------
Finance                                                    10.8
-------------------------------------------------------------------
Health Care                                                14.6
-------------------------------------------------------------------
Services                                                   12.2
-------------------------------------------------------------------
Technology                                                 27.2
-------------------------------------------------------------------
Transportation                                              1.9
-------------------------------------------------------------------
Utilities                                                   4.5
-------------------------------------------------------------------
Short-Term Investments                                     30.6
-------------------------------------------------------------------
Other Assets & Liabilities                                (27.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Mortgage Securities HLS Fund inception 1/1/1985
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                 LEHMAN BROTHERS MORTGAGE BACKED
                                                                   MORTGAGE SECURITIES IA                SECURITIES INDEX
                                                                   ----------------------        -------------------------------
12/96                                                                      10000                              10000
                                                                           10063                              10074
                                                                           10088                              10108
                                                                           10002                              10013
                                                                           10157                              10172
                                                                           10247                              10272
                                                                           10359                              10392
                                                                           10557                              10587
                                                                           10533                              10562
                                                                           10662                              10696
                                                                           10778                              10815
                                                                           10806                              10850
12/97                                                                      10901                              10949
                                                                           11010                              11058
                                                                           11025                              11082
                                                                           11067                              11128
                                                                           11129                              11192
                                                                           11215                              11266
                                                                           11267                              11320
                                                                           11326                              11377
                                                                           11441                              11480
                                                                           11564                              11619
                                                                           11537                              11604
                                                                           11592                              11662
12/98                                                                      11634                              11711
                                                                           11706                              11795
                                                                           11668                              11748
                                                                           11741                              11827
                                                                           11791                              11881
                                                                           11711                              11815
                                                                           11660                              11773
                                                                           11600                              11693
                                                                           11611                              11693
                                                                           11782                              11883
                                                                           11826                              11951
                                                                           11839                              11958
12/99                                                                      11810                              11928
                                                                           11732                              11825
                                                                           11849                              11962
                                                                           11964                              12093
                                                                           11969                              12101
                                                                           11987                              12107
                                                                           12206                              12366
                                                                           12279                              12445
                                                                           12447                              12634
                                                                           12564                              12765
                                                                           12637                              12856
                                                                           12844                              13050
12/00                                                                      13025                              13260
                                                                           13207                              13466
                                                                           13286                              13543
                                                                           13365                              13622
                                                                           13360                              13641
                                                                           13423                              13731
                                                                           13445                              13761
                                                                           13682                              14005
                                                                           13783                              14129
                                                                           13960                              14340
                                                                           14144                              14539
                                                                           14046                              14404
12/01                                                                      14001                              14350
                                                                           14117                              14483
                                                                           14245                              14648
                                                                           14109                              14493
                                                                           14359                              14767
                                                                           14452                              14874
                                                                           14550                              14997
                                                                           14727                              15168
                                                                           14855                              15288
                                                                           14985                              15396
                                                                           15003                              15455
                                                                           15004                              15444
12/02                                                                      15143                              15605
                                                                           15201                              15643
                                                                           15284                              15748
                                                                           15275                              15749
                                                                           15333                              15815
                                                                           15366                              15828
                                                                           15370                              15853
                                                                           15057                              15557
                                                                           15158                              15667
                                                                           15375                              15933
                                                                           15334                              15878
                                                                           15378                              15911
12/03                                                                      15490                              16081
                                                                           15601                              16182
                                                                           15724                              16318
                                                                           15791                              16390
                                                                           15526                              16098
                                                                           15482                              16063
                                                                           15582                              16204
                                                                           15724                              16350
                                                                           15951                              16602
                                                                           15985                              16627
                                                                           16104                              16762
                                                                           16030                              16720
12/04                                                                      16128                              16837
                                                                           16216                              16926
                                                                           16133                              16848
                                                                           16101                              16816
                                                                           16281                              17003
                                                                           16393                              17137
                                                                           16453                              17199
                                                                           16376                              17113
                                                                           16518                              17265
                                                                           16426                              17174
                                                                           16335                              17053
                                                                           16383                              17109
12/05                                                                      16509                              17277
                                                                           16541                              17332
                                                                           16600                              17413
                                                                           16485                              17265
                                                                           16482                              17267
                                                                           16462                              17234
                                                                           16486                              17267
                                                                           16697                              17514
                                                                           16913                              17768
                                                                           17048                              17892
                                                                           17163                              18023
                                                                           17337                              18229
12/06                                                                      17281                              18179

    --- MORTGAGE SECURITIES IA             --- LEHMAN BROTHERS MORTGAGE BACKED
        $10,000 starting value                 SECURITIES INDEX
        $17,281 ending value                   $10,000 starting value
                                               $18,179 ending value

LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is an index of mortgage backed pass-through securities of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                        1 YEAR  5 YEAR  10 YEAR
----------------------------------------------------
Mortgage Securities IA   4.68%   4.30%    5.62%
----------------------------------------------------
Mortgage Securities
  IB(3)                  4.41%   4.04%    5.37%
----------------------------------------------------
Lehman Brothers
  Mortgage Backed
  Securities Index       5.23%   4.84%    6.16%
----------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

CHRISTOPHER HANLON, CFA                                         RUSSELL M. REGENAUER
Senior Vice President                                           Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA Shares of the Hartford Mortgage Securities HLS Fund gained 4.68% for the year, underperforming the Lehman Brothers Mortgage Backed Securities Index, which gained 5.23%. The Fund outpaced the 4.39% average return of the Lipper VA U.S. Mortgage Funds category, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

In keeping with the Fund's regulatory mandate for diversification, we held significant weightings outside of the traditional Mortgage-Backed Securities
(MBS) sector, though these holdings were consistent with our emphasis on maintaining the highest credit quality. Specifically, the Fund ended the period with a 14% weighting in Commercial Mortgage-Backed Securities (CMBS) and a 10% weighting in Asset-Backed Securities (ABS). While both sectors outperformed Treasuries during the period, ABS did not keep pace with the returns of the MBS sector. CMBS, on the other hand, contributed positively to the Fund's returns.

Within MBS, the vast majority of the portfolio's exposure was to Agency Mortgage-Backed Securities. Overweights (i.e. the Fund's sector position was more than the benchmark position) to 30-year agency MBS relative to 15-year MBS contributed to performance as longer-term yields fell more than intermediates during the period. Holdings of newly issued mortgage pools performed the best and added to performance while underweights to 5.50% coupon mortgages hurt performance as these securities were favored by Asian investors for much of the year.

WHAT IS YOUR OUTLOOK?

We believe that the Federal Reserve Bank (the "Fed") has been successful in laying the groundwork for a likely "soft landing," characterized by a moderately slower economy and easing inflation pressures. Several key supports remain intact for the economy to stay out of recession, including continued strength in employment, softening oil prices and what appears to be a stabilizing housing market. Growth also looks strong in the rest of the world, a necessary development to address the twin budget and trade deficits in the U.S.

Within this environment, we anticipate keeping the portfolio's duration (i.e. sensitivity to changes in interest rates) modestly conservative, with a neutral to slightly short duration relative to the benchmark. Should longer-term yields reach attractive levels (a development we see as likely in the first quarter of 2007), we

--------------------------------------------------------------------------------

would take the opportunity both to lengthen the portfolio's duration and to reposition the portfolio along the yield curve. We believe that Mortgage-Backed Securities should continue to do well in such an environment, though we have also positioned the Fund conservatively with regard to volatility and housing turnover until the market and economic environment become clearer.

DIVERSIFICATION BY SECTOR
as of December 31, 2006

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Asset and Commercial Mortgage Backed Securities            25.8%
-------------------------------------------------------------------
Corporate Bonds: Investment Grade                           0.2
-------------------------------------------------------------------
U.S. Government Agencies                                   86.2
-------------------------------------------------------------------
U.S. Government Securities                                  0.8
-------------------------------------------------------------------
Short-Term Investments                                      1.6
-------------------------------------------------------------------
Other Assets & Liabilities                                (14.6)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY RATING
as of December 31, 2006

                                                      PERCENTAGE OF
                                                        LONG-TERM
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        86.0%
-------------------------------------------------------------------
AA                                                          6.6
-------------------------------------------------------------------
A                                                           1.0
-------------------------------------------------------------------
NR                                                          6.4
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford SmallCap Growth HLS Fund inception 5/2/1994
(subadvised by: Wellington Management Company, LLP
                Hartford Investment Management Company*)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                     SMALLCAP GROWTH IA             RUSSELL 2000 GROWTH INDEX
                                                                     ------------------             -------------------------
12/96                                                                      10000                              10000
                                                                            9889                              10250
                                                                            8771                               9631
                                                                            8086                               8951
                                                                            7851                               8848
                                                                            9178                              10177
                                                                            9447                              10523
                                                                            9966                              11062
                                                                            9733                              11394
                                                                           10379                              12303
                                                                            9927                              11564
                                                                            9906                              11288
12/97                                                                      10143                              11295
                                                                            9942                              11144
                                                                           11019                              12128
                                                                           11728                              12636
                                                                           11698                              12714
                                                                           11093                              11790
                                                                           11529                              11911
                                                                           10679                              10916
                                                                            8479                               8396
                                                                            9010                               9247
                                                                            9631                               9730
                                                                           10820                              10485
12/98                                                                      12290                              11433
                                                                           13182                              11948
                                                                           11533                              10855
                                                                           12416                              11241
                                                                           12882                              12234
                                                                           13002                              12253
                                                                           14724                              12899
                                                                           14994                              12500
                                                                           15332                              12033
                                                                           16000                              12265
                                                                           18287                              12579
                                                                           20487                              13909
12/99                                                                      25717                              16360
                                                                           26111                              16208
                                                                           36120                              19979
                                                                           32599                              17879
                                                                           27295                              16074
                                                                           23413                              14666
                                                                           28812                              16561
                                                                           26690                              15142
                                                                           31949                              16734
                                                                           30140                              15903
                                                                           27409                              14612
                                                                           19734                              11959
12/00                                                                      21839                              12691
                                                                           22181                              13718
                                                                           18181                              11838
                                                                           16353                              10761
                                                                           17943                              12079
                                                                           17942                              12359
                                                                           18629                              12696
                                                                           17292                              11613
                                                                           16172                              10887
                                                                           13195                               9131
                                                                           14532                              10009
                                                                           16165                              10844
12/01                                                                      17433                              11520
                                                                           16878                              11110
                                                                           15948                              10391
                                                                           17596                              11294
                                                                           16857                              11050
                                                                           15678                              10403
                                                                           14220                               9521
                                                                           12297                               8058
                                                                           12266                               8054
                                                                           11252                               7472
                                                                           12133                               7850
                                                                           13457                               8628
12/02                                                                      12406                               8033
                                                                           12004                               7815
                                                                           11469                               7606
                                                                           11618                               7721
                                                                           12693                               8452
                                                                           14182                               9404
                                                                           14552                               9585
                                                                           15544                              10310
                                                                           16618                              10864
                                                                           16633                              10589
                                                                           17892                              11504
                                                                           18351                              11879
12/03                                                                      18616                              11932
                                                                           19732                              12559
                                                                           19704                              12539
                                                                           19553                              12598
                                                                           18691                              11966
                                                                           18899                              12204
                                                                           19533                              12610
                                                                           17967                              11478
                                                                           17717                              11231
                                                                           18681                              11852
                                                                           19281                              12140
                                                                           20615                              13166
12/04                                                                      21489                              13639
                                                                           20542                              13024
                                                                           21122                              13203
                                                                           20866                              12708
                                                                           19926                              11899
                                                                           21393                              12738
                                                                           22029                              13150
                                                                           23538                              14069
                                                                           23135                              13871
                                                                           23118                              13981
                                                                           22348                              13464
                                                                           23691                              14227
12/05                                                                      23857                              14205
                                                                           25693                              15576
                                                                           25305                              15493
                                                                           26090                              16246
                                                                           25725                              16199
                                                                           23932                              15059
                                                                           24012                              15068
                                                                           22844                              14285
                                                                           23193                              14703
                                                                           23528                              14803
                                                                           25153                              15762
                                                                           25606                              16139
12/06                                                                      25493                              16101

    --- SMALLCAP GROWTH IA                     --- RUSSELL 2000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $25,493 ending value                       $16,101 ending value

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 12/31/06)

                           1 YEAR  5 YEAR  10 YEAR
-------------------------------------------------------
SmallCap Growth IA          6.86%   7.90%    9.81%
-------------------------------------------------------
SmallCap Growth IB(2)       6.59%   7.64%    9.54%
-------------------------------------------------------
Russell 2000 Growth Index  13.35%   6.93%    4.88%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

* Effective November 13, 2006, Hartford Investment Management
  Company was added as a sub-adviser to the Fund.

PORTFOLIO MANAGERS

          WELLINGTON MANAGEMENT COMPANY, LLP             HARTFORD INVESTMENT MANAGEMENT COMPANY
DAVID J. ELLIOTT, CFA            DORIS T. DWYER          HUGH WHELAN
Vice President                   Vice President          Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of the Hartford Small Cap Growth HLS Fund returned 6.86% for the twelve-month period ended December 31, 2006, underperforming its benchmark, the Russell 2000 Growth Index, which returned 13.35% for the period. The Fund also underperformed the 11.12% return of the average fund in the Lipper VA Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

US equity markets rose during the period, led by small cap stocks. The small cap Russell 2000 Index moved up 18.37%, outpacing the 15.37% return for the large cap Russell 1000 Index and the 10.32% return for the S&P Mid Cap Index. Value again led growth; the broad market Russell 3000 Value Index bested the Russell 3000 Growth Index by nearly 13 percentage points.

The Fund's lagging performance was driven by stock selection; allocation among sectors had a negligible effect during the year. Stock selection was particularly weak within Health Care, Consumer Discretionary, and Financials. Scottish Re (Insurance), NPS Pharmaceuticals (Pharmaceutical Biotechnology), Standard Pacific (Consumer Durables), and Onyx Pharmaceuticals (Pharmaceutical Biotechnology) were the largest relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) detractors from the Fund during the year. Shares of Bermuda-based reinsurer Scottish Re fell after a series of earnings shortfalls, following which we exited the position. Biotechnology company NPS saw its shares tumble on concerns about its experimental osteoporosis drug Preos after the FDA requested a new clinical trial. Shares in homebuilder Standard Pacific fell on investor worries about a deteriorating housing market. Shares of Onyx Pharmaceuticals ratcheted lower after data showed that its kidney cancer drug Nexavar was not efficacious in patients with advanced skin cancer.

Stock selection added to relative performance in the Energy, Technology, and Materials sectors. Skechers (Consumer Discretionary), iMergent (Technology), Frontier Oil (Energy), and Digital River (Technology) were the top absolute and relative contributors for the year. Shoe company Skechers, which posted above consensus quarterly results on a strong back to school season, provided favorable guidance for the remainder of 2006 and

--------------------------------------------------------------------------------

into 2007. Energy company Frontier Oil saw its shares gain with rising oil prices earlier in the year. Shares of eCommerce software providers iMergent and Digital River pushed higher throughout the year on favorable operating and financial performance.

On November 13, 2006, Hartford Investment Management Company was added as an additional sub-adviser to the Fund.

WHAT IS THE OUTLOOK?

A mid-cycle slowdown is underway, led by a housing correction. We expect further housing price and transaction weakness ahead. Consumers continue to face headwinds and fading sources of stimulus. In this environment we will continue to employ a combination of fundamental and quantitative research to identify the most attractive stocks, while maintaining appropriate risk controls relative to the benchmark. The result is a portfolio built one stock at a time that is well diversified across all sectors of the Russell 2000 Growth Index.

As a result of the Fund's investment approach, sector positioning is in-line with the Russell 2000 Growth Index, resulting in the greatest exposure to Information Technology, Health Care, and Consumer Discretionary sectors.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.7%
-------------------------------------------------------------------
Capital Goods                                               4.8
-------------------------------------------------------------------
Consumer Cyclical                                          13.2
-------------------------------------------------------------------
Consumer Staples                                            0.1
-------------------------------------------------------------------
Energy                                                      4.6
-------------------------------------------------------------------
Finance                                                    11.2
-------------------------------------------------------------------
Health Care                                                15.7
-------------------------------------------------------------------
Services                                                   14.0
-------------------------------------------------------------------
Technology                                                 24.4
-------------------------------------------------------------------
Transportation                                              4.3
-------------------------------------------------------------------
Short-Term Investments                                      8.5
-------------------------------------------------------------------
Other Assets & Liabilities                                 (8.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford SmallCap Value HLS Fund**  inception 5/1/1998
(subadvised by: Kayne Anderson Rudnick Investment Management, LLC
                Metropolitan West Capital Management, LLC
                SSgA Funds Management, Inc.)

PERFORMANCE OVERVIEW 5/1/98 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                     SMALLCAP VALUE IA               RUSSELL 2000 VALUE INDEX
                                                                     -----------------               ------------------------
5/98                                                                       10000                              10000
                                                                            9579                               9646
                                                                            9640                               9591
                                                                            9231                               8840
                                                                            7641                               7456
                                                                            8136                               7877
                                                                            9042                               8111
                                                                            9179                               8330
12/98                                                                       9452                               8591
                                                                            9451                               8396
                                                                            8755                               7823
                                                                            8851                               7759
                                                                           10051                               8467
                                                                           10481                               8727
                                                                           10993                               9043
                                                                           10735                               8829
                                                                           10351                               8506
                                                                           10298                               8336
                                                                           10172                               8169
                                                                           10497                               8211
12/99                                                                      10901                               8464
                                                                           10464                               8242
                                                                           10391                               8746
                                                                           11268                               8787
                                                                           11273                               8839
                                                                           11640                               8704
                                                                           11271                               8959
                                                                           11687                               9257
                                                                           12659                               9671
                                                                           12472                               9616
                                                                           12663                               9582
                                                                           12448                               9387
12/00                                                                      13844                              10395
                                                                           14669                              10682
                                                                           14436                              10668
                                                                           14125                              10497
                                                                           15107                              10982
                                                                           15506                              11265
                                                                           16109                              11718
                                                                           15838                              11455
                                                                           15572                              11416
                                                                           13412                              10155
                                                                           14384                              10421
                                                                           15633                              11169
12/01                                                                      16753                              11853
                                                                           16975                              12011
                                                                           16888                              12084
                                                                           18013                              12989
                                                                           18229                              13446
                                                                           17426                              13001
                                                                           17032                              12713
                                                                           14634                              10824
                                                                           14629                              10777
                                                                           13061                              10007
                                                                           13409                              10157
                                                                           14787                              10968
12/02                                                                      14212                              10500
                                                                           13853                              10204
                                                                           13535                               9861
                                                                           13618                               9966
                                                                           14598                              10913
                                                                           15862                              12027
                                                                           15979                              12231
                                                                           16785                              12841
                                                                           17643                              13329
                                                                           17167                              13176
                                                                           18154                              14250
                                                                           18772                              14797
12/03                                                                      19677                              15332
                                                                           20076                              15862
                                                                           20382                              16169
                                                                           20641                              16393
                                                                           19965                              15545
                                                                           20100                              15732
                                                                           20907                              16531
                                                                           20071                              15771
                                                                           20261                              15926
                                                                           20792                              16556
                                                                           21057                              16813
                                                                           22146                              18305
12/04                                                                      22429                              18742
                                                                           21766                              18017
                                                                           22569                              18375
                                                                           22337                              17997
                                                                           21432                              17068
                                                                           22228                              18109
                                                                           22983                              18910
                                                                           24123                              19986
                                                                           23703                              19527
                                                                           23977                              19495
                                                                           23330                              19005
                                                                           24313                              19776
12/05                                                                      24249                              19625
                                                                           25516                              21247
                                                                           25123                              21246
                                                                           26028                              22275
                                                                           26071                              22335
                                                                           25350                              21410
                                                                           25766                              21673
                                                                           25304                              21372
                                                                           25725                              22011
                                                                           26073                              22226
                                                                           27600                              23357
                                                                           28646                              24023
12/06                                                                      28688                              24232

    --- SMALLCAP VALUE IA                      --- RUSSELL 2000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $28,688 ending value                       $24,232 ending value

RUSSELL 2000 VALUE INDEX is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.

You cannot invest directly in an index.


The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

** On March 20, 2006, Janus Capital Management LLC and Perkins, Wolf, McDonnell and Company, LLC were terminated as sub-advisers to the Fund. They were replaced by Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc., with each sub-adviser responsible for managing a sleeve of the Fund.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                               SINCE
                          1 YEAR   5 YEAR    INCEPTION
------------------------------------------------------------
SmallCap Value IA         18.31%   11.36%      12.92%
------------------------------------------------------------
SmallCap Value IB(3)      18.02%   11.14%      12.67%
------------------------------------------------------------
Russell 2000 Value Index  23.48%   15.37%     10.74%*
------------------------------------------------------------

* Return is from 4/30/98.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on July 1, 2003. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC
ROBERT A. SCHWARZKOPF, CFA     SANDI L. GLEASON, CFA
Managing Director

METROPOLITAN WEST CAPITAL MANAGEMENT, LLC
GARY W. LISENBEE
President

SSGA FUNDS MANAGEMENT, INC.

RIC THOMAS, CFA
Principal

CHUCK MARTIN, CFA
Principal

JOHN O'CONNELL
Principal

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of the Hartford Small Cap Value HLS Fund returned 18.31% for the year ended December 31, 2006. The Fund underperformed the 23.48% return of the Russell 2000 Value Index and outperformed the 17.31% return of the Lipper VA Small Cap Value peer group average, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The financial markets finished another good year in 2006, their fourth year in a row. The primary U.S. stock market indices provided double-digit returns, with the Russell 2000 Value Index leading the way up 23.48% for the year.

On March 20, 2006, Kayne Anderson Rudnick, Metropolitan West Capital and SSgA Funds Management replaced Janus Capital as sub-advisers. During the last three quarters of 2006, the complementary style of the three sub-advisers blended well and the Fund outperformed both its benchmark and Lipper peer group.

Stock selection was the primary driver of our performance during the year. Overall, Energy was our largest contributor to relative (i.e. performance of the Fund as measured against the benchmark) performance. In particular, Oceaneering International (a provider of underwater products and services to the oil and gas industry) and World Fuel Services (a marine and aviation fuel products and services) were top performers as a result of posting strong financial results. In the third quarter, another Energy holding, Veritas (a provider of high-tech geophysical land surveys to oil companies) agreed to be acquired by a strategic buyer (CGG Inc.). Other strong performers for the Fund included one of our largest holdings, MCG Capital Corp (a financial services capital provider)

--------------------------------------------------------------------------------

and American Capital Strategies (an alternative asset manager). Both of these companies rose during the year due to higher than expected financial results.

Detractors from performance included USA Truck (a medium load truckload carrier) and Landstar System Inc. (a transportation and systems logistics company). Investors punished USA Truck's stock for increased insurance and claims expense after the company settled some of its outstanding claims. However, this move should enhance the company's competitive position over the longer term and we continue to hold this security. Landstar System decreased on analyst downgrades due to lowered earnings guidance.

WHAT IS THE OUTLOOK?

With the S&P 500 finishing a fourth year of solid positive returns, corporate profit margins running near historical highs, and global financial conditions remaining warmly accommodative, it is easy to wonder if these positive influences can continue to bolster the markets through 2007. Equity valuations have begun to expand, but there is still potential for additional upside. Sentiment, while often tricky to measure, does not appear unduly exuberant. And volatility, even though it seems to have plenty of room to rise, may remain under pressure as investors seek to profit from even the slightest market inefficiencies. Over the full year, we think equities in 2007 may find it difficult to match the impressive prosperity of 2006, but the positive trends of recent years seem unlikely to reverse quickly.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             8.7%
-------------------------------------------------------------------
Capital Goods                                               6.0
-------------------------------------------------------------------
Consumer Cyclical                                          11.9
-------------------------------------------------------------------
Consumer Staples                                            2.2
-------------------------------------------------------------------
Energy                                                      4.0
-------------------------------------------------------------------
Finance                                                    27.8
-------------------------------------------------------------------
Health Care                                                 5.3
-------------------------------------------------------------------
Investment Pools and Funds                                  1.3
-------------------------------------------------------------------
Services                                                   15.7
-------------------------------------------------------------------
Technology                                                  8.3
-------------------------------------------------------------------
Transportation                                              3.5
-------------------------------------------------------------------
Utilities                                                   2.4
-------------------------------------------------------------------
Short-Term Investments                                     29.5
-------------------------------------------------------------------
Other Assets & Liabilities                                (26.6)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Stock HLS Fund inception 8/31/1977
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          STOCK IA                        S&P 500 INDEX
                                                                          --------                        -------------
12/96                                                                      10000                              10000
                                                                           10629                              10624
                                                                           10682                              10708
                                                                           10316                              10269
                                                                           10914                              10881
                                                                           11570                              11543
                                                                           12206                              12060
                                                                           13091                              13019
                                                                           12260                              12290
                                                                           12908                              12963
                                                                           12487                              12531
                                                                           13029                              13110
12/97                                                                      13138                              13335
                                                                           13302                              13482
                                                                           14311                              14454
                                                                           15112                              15194
                                                                           15448                              15347
                                                                           15183                              15083
                                                                           15944                              15695
                                                                           16095                              15529
                                                                           13739                              13283
                                                                           14353                              14135
                                                                           15647                              15284
                                                                           16611                              16210
12/98                                                                      17535                              17143
                                                                           18073                              17860
                                                                           17668                              17305
                                                                           18467                              17997
                                                                           19234                              18694
                                                                           18635                              18253
                                                                           19825                              19266
                                                                           19259                              18665
                                                                           19025                              18572
                                                                           18545                              18062
                                                                           19556                              19205
                                                                           19837                              19595
12/99                                                                      21004                              20750
                                                                           19866                              19707
                                                                           19550                              19335
                                                                           21570                              21225
                                                                           20931                              20586
                                                                           20554                              20164
                                                                           20801                              20661
                                                                           20395                              20338
                                                                           21402                              21601
                                                                           20445                              20461
                                                                           20562                              20374
                                                                           19318                              18769
12/00                                                                      19525                              18861
                                                                           20046                              19530
                                                                           18642                              17750
                                                                           17366                              16626
                                                                           18645                              17916
                                                                           18800                              18036
                                                                           17993                              17598
                                                                           17788                              17425
                                                                           16558                              16335
                                                                           15405                              15017
                                                                           15779                              15303
                                                                           17011                              16477
12/01                                                                      17137                              16622
                                                                           16715                              16380
                                                                           16476                              16064
                                                                           17076                              16668
                                                                           15607                              15658
                                                                           15385                              15543
                                                                           14299                              14436
                                                                           13413                              13312
                                                                           13302                              13398
                                                                           11825                              11943
                                                                           12898                              12993
                                                                           13871                              13757
12/02                                                                      12981                              12949
                                                                           12643                              12611
                                                                           12393                              12422
                                                                           12445                              12543
                                                                           13398                              13575
                                                                           14056                              14290
                                                                           14266                              14472
                                                                           14625                              14728
                                                                           14818                              15014
                                                                           14580                              14855
                                                                           15353                              15695
                                                                           15496                              15833
12/03                                                                      16418                              16662
                                                                           16505                              16968
                                                                           16629                              17204
                                                                           16342                              16945
                                                                           16127                              16679
                                                                           16340                              16907
                                                                           16700                              17236
                                                                           16103                              16666
                                                                           16116                              16732
                                                                           16064                              16914
                                                                           16042                              17172
                                                                           16555                              17867
12/04                                                                      17102                              18474
                                                                           16802                              18024
                                                                           17158                              18403
                                                                           16669                              18078
                                                                           16516                              17735
                                                                           17083                              18299
                                                                           17050                              18325
                                                                           17821                              19006
                                                                           17872                              18833
                                                                           18068                              18985
                                                                           17848                              18669
                                                                           18587                              19374
12/05                                                                      18748                              19381
                                                                           19336                              19894
                                                                           19270                              19948
                                                                           19501                              20196
                                                                           19822                              20467
                                                                           19223                              19879
                                                                           18925                              19905
                                                                           18932                              20028
                                                                           19464                              20504
                                                                           19914                              21032
                                                                           20606                              21716
                                                                           21207                              22129
12/06                                                                      21495                              22439

    --- STOCK IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $21,495 ending value                       $22,439 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

               1 YEAR  5 YEAR  10 YEAR
-------------------------------------------
Stock IA       14.65%   4.64%    7.95%
-------------------------------------------
Stock IB(3)    14.37%   4.38%    7.71%
-------------------------------------------
S&P 500 Index  15.78%   6.19%    8.42%
-------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA                 PETER I. HIGGINS, CFA
Senior Vice President, Partner       Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of the Hartford Stock HLS Fund returned 14.65% for the twelve-month period ended December 31, 2006, underperforming its benchmark, the S&P 500 Index, which returned 15.78% for the same period. However, the Fund outperformed the 13.29% return of the average fund in the Lipper VA Large Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Robust merger and acquisition activity and a better-than-expected retail environment helped equity markets end the year on a strong note, marking the fourth straight year of positive returns for the S&P 500. The S&P 500 finished the year at record levels, returning 15.78%, posting positive results in all ten sectors. Sector results were led by Telecommunication Services, Energy, Utilities, and Materials. Health Care, Information Technology, Industrials and Consumer Staples all posted positive returns but lagged the general market.

The Fund's performance versus the benchmark was driven by both security selection and aggregate sector allocations which results from our bottom-up stock picking. Stock selection was weakest within the Consumer Discretionary, Health Care and Materials sectors. Stocks that detracted the most from relative (i.e. performance of the Fund as measured against the benchmark) returns included XM Satellite, Boston Scientific, Marvell Technology and Dollar General. Media company XM Satellite came under pressure as decelerating customer addition trends and regulatory review of product compliance caused investors to question the market opportunity. The Fund continues to hold the stock based on positive long-term trends in satellite radio due to OEM adoption. Boston Scientific had a tough year, suffering from erosion of its Implantable Cardioverter Defibrillator
(ICD) market share, concerns surrounding its drug eluting stent business and continued issues with cardiac product recalls from its recently acquired Guidant business. We retain our position as the fundamentals of the company remain sound and the stock is attractively priced. Chip maker Marvell declined on disruption in the hard disk drive market and worries over stock option grants. Discount retailer Dollar General disappointed due to high gasoline prices hitting Dollar General customers and thus impacting the company's top line. Additionally, Dollar General has been selling a greater proportion of lower-margin "highly consumable products" than anticipated. These are products like perishable foods and cleaning supplies that are used up quickly by consumers and need to be replaced frequently, but carry thin margins. In terms of sector allocations, the Fund's overweight (i.e. the Fund's sector position was more than the benchmark position) in Health Care,

--------------------------------------------------------------------------------

which posted positive absolute returns. However, it lagged the market and hurt relative returns.

Stock selection was strongest within the Information Technology, Industrials and Financials sectors. Top relative contributors to the Fund included AT&T, Cisco Systems, UBS, Broadcom and Lexmark. The Fund also benefited from not owning Intel, whose shares declined during the year. AT&T is benefiting from the stabilization of its long distance pricing. Also, cost-cutting from its acquisitions is going well. Cisco's revenue and earnings growth has surprised the market on the upside. The strong secular (i.e. long term) move of enterprise and service provider networks toward all-IP networks plays into Cisco's strength. We continue to hold a position in the stock. UBS, the Swiss-based financial institution, posted outstanding results due primarily to its well-performing wealth management business. UBS remains one of our top holdings. We initiated a position in Broadcom during a low in its share price during the summer after it guided down estimates and faced pressures due to options investigations. Despite its solid gains, Broadcom remains a material holding as we see strong business prospects for many years to come and valuation is still reasonable. Shares in Lexmark, a manufacturer and supplier of printing and imaging solutions, rose as the company recovered from its product and distribution missteps last year. Other positive contributors to performance included ExxonMobil, Bank of America and Citigroup.

WHAT IS THE OUTLOOK?

Hartford Stock HLS Fund continues to be managed with a large cap core investment approach. We apply a bottom-up investment process in constructing a diversified portfolio and look for companies that exhibit industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. Our bottom-up investment approach resulted in the Fund being most overweight Information Technology, Health Care and Materials, and most underweight Energy, Utilities and Financials at the end of the period.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.1%
-------------------------------------------------------------------
Capital Goods                                               2.6
-------------------------------------------------------------------
Consumer Cyclical                                           8.9
-------------------------------------------------------------------
Consumer Staples                                            6.2
-------------------------------------------------------------------
Energy                                                      6.2
-------------------------------------------------------------------
Finance                                                    22.4
-------------------------------------------------------------------
Health Care                                                10.2
-------------------------------------------------------------------
Services                                                    8.9
-------------------------------------------------------------------
Technology                                                 28.3
-------------------------------------------------------------------
Utilities                                                   1.0
-------------------------------------------------------------------
Short-Term Investments                                      0.5
-------------------------------------------------------------------
Other Assets & Liabilities                                 (0.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Total Return Bond HLS Fund inception 8/31/1977
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                               LEHMAN BROTHERS U.S AGGREGATE BOND
                                                                  TOTAL RETURN BOND IA                       INDEX
                                                                  --------------------         ----------------------------------
12/96                                                                    10000                                10000
                                                                         10042                                10031
                                                                         10087                                10056
                                                                          9981                                 9944
                                                                         10112                                10094
                                                                         10224                                10190
                                                                         10371                                10311
                                                                         10722                                10589
                                                                         10610                                10499
                                                                         10778                                10655
                                                                         10915                                10809
                                                                         10985                                10859
12/97                                                                    11135                                10968
                                                                         11288                                11109
                                                                         11278                                11100
                                                                         11333                                11138
                                                                         11382                                11196
                                                                         11502                                11302
                                                                         11611                                11398
                                                                         11608                                11422
                                                                         11710                                11608
                                                                         12020                                11880
                                                                         11892                                11817
                                                                         12012                                11884
12/98                                                                    12042                                11920
                                                                         12137                                12004
                                                                         11828                                11794
                                                                         11899                                11859
                                                                         11962                                11897
                                                                         11803                                11792
                                                                         11733                                11755
                                                                         11708                                11705
                                                                         11686                                11700
                                                                         11800                                11835
                                                                         11846                                11879
                                                                         11854                                11878
12/99                                                                    11799                                11821
                                                                         11777                                11782
                                                                         11920                                11924
                                                                         12103                                12082
                                                                         12083                                12047
                                                                         12091                                12041
                                                                         12368                                12291
                                                                         12446                                12403
                                                                         12603                                12583
                                                                         12682                                12662
                                                                         12716                                12746
                                                                         12907                                12955
12/00                                                                    13214                                13196
                                                                         13521                                13411
                                                                         13596                                13527
                                                                         13631                                13595
                                                                         13607                                13538
                                                                         13686                                13619
                                                                         13670                                13671
                                                                         13995                                13977
                                                                         14171                                14138
                                                                         14206                                14302
                                                                         14461                                14601
                                                                         14406                                14399
12/01                                                                    14361                                14307
                                                                         14415                                14423
                                                                         14476                                14563
                                                                         14273                                14321
                                                                         14569                                14599
                                                                         14725                                14723
                                                                         14722                                14850
                                                                         14754                                15029
                                                                         15038                                15283
                                                                         15169                                15531
                                                                         15244                                15459
                                                                         15415                                15455
12/02                                                                    15809                                15775
                                                                         15942                                15789
                                                                         16195                                16007
                                                                         16216                                15994
                                                                         16425                                16126
                                                                         16803                                16427
                                                                         16794                                16394
                                                                         16295                                15843
                                                                         16424                                15948
                                                                         16860                                16370
                                                                         16751                                16218
                                                                         16828                                16257
12/03                                                                    17049                                16422
                                                                         17200                                16555
                                                                         17340                                16734
                                                                         17442                                16859
                                                                         17031                                16420
                                                                         16971                                16355
                                                                         17054                                16447
                                                                         17200                                16610
                                                                         17499                                16927
                                                                         17574                                16973
                                                                         17749                                17115
                                                                         17682                                16979
12/04                                                                    17837                                17135
                                                                         17928                                17243
                                                                         17873                                17141
                                                                         17769                                17053
                                                                         18003                                17284
                                                                         18152                                17471
                                                                         18285                                17566
                                                                         18171                                17406
                                                                         18377                                17629
                                                                         18198                                17447
                                                                         18047                                17309
                                                                         18118                                17386
12/05                                                                    18274                                17551
                                                                         18303                                17552
                                                                         18342                                17610
                                                                         18191                                17438
                                                                         18175                                17406
                                                                         18148                                17387
                                                                         18173                                17424
                                                                         18392                                17660
                                                                         18668                                17930
                                                                         18819                                18088
                                                                         18976                                18207
                                                                         19204                                18419
12/06                                                                    19152                                18312

    --- TOTAL RETURN BOND IA              --- LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX
        $10,000 starting value                $10,000 starting value
        $19,152 ending value                  $18,312 ending value

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                1 YEAR  5 YEAR  10 YEAR
------------------------------------------------------------
Total Return Bond IA             4.80%   5.93%    6.71%
------------------------------------------------------------
Total Return Bond IB(3)          4.54%   5.67%    6.48%
------------------------------------------------------------
Lehman Brothers U.S. Aggregate
 Bond Index                      4.33%   5.06%    6.24%
------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

NASRI TOUTOUNGI
Managing Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA Shares of the Hartford Total Return Bond HLS Fund gained 4.80% for the year, vs. the Lehman Brothers U.S. Aggregate Bond Index which gained 4.33%. The Fund also outpaced the 4.14% average return of the Lipper VA Intermediate Investment Grade Funds category, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Sector allocation, duration (i.e. sensitivity to changes in interest rates) positioning and security selection all contributed to Fund outperformance during 2006. Sector allocation accounted for more than half of the Fund's outperformance during the period. The Fund was underweight (i.e. the Fund's sector position was less than the benchmark position) Treasuries versus the benchmark, which proved beneficial, as Treasuries underperformed the overall market. Our positions in the High Yield sector, driven largely by exposure to industrial issuers in the automotive industry (GMAC and Ford Motor Company), boosted performance. The Fund's underweight to mortgages detracted from performance, as this sector had positive excess returns.

Interest rate positioning accounted for more than a quarter of outperformance, with most of the value added during the first six months of the year. Early in the year, the strong economy, core inflation numbers and upward pressure on energy prices led to our view that the Federal Reserve Bank (the "Fed") would continue to raise rates, which proved accurate. Thus, the Fund's shorter duration (i.e. sensitivity to changes in interest rates) position during this period enhanced returns.

Security selection within the Investment Grade Corporate sector was also a positive performance driver. Leading this outperformance was the Fund's overweight to the hybrid sector of the corporate bond market. Research by our analyst team led to investment in these securities, which have generally provided superior yields with high liquidity. Also beneficial were tactical purchases on the long end (i.e. longer maturity) of the Industrial Investment Grade Corporate sector, as well as Technology, Media and Telecommunication holdings which underperformed early in the year but outperformed during the second half. Although spread tightening (i.e. the difference between short and long term interest rates narrowing) reduced overall attractiveness for emerging markets, we were able to identify a number of opportunities in specific issuers within the sector that added to the Fund's excess returns.

--------------------------------------------------------------------------------

WHAT IS YOUR OUTLOOK?

Economic leading indicators suggest that we are entering an environment of sub-par, though non-recessionary, growth. Employment and income data have offset weakness in housing. Monetary policy should remain on hold in the near future given the Fed's cautious outlook on inflation amidst moderating growth. As such, we have positioned the portfolio to be neutral on interest rates, but anticipate adding duration over the coming weeks and months. Having increased our allocations to investment grade corporate bonds and to high yield in the third quarter, we will maintain this stance unless more evidence arises that either inflation is out of hand or that leading indicators of growth point to a recession. If either of these unlikely scenarios becomes more apparent, we would seek to protect the portfolio's performance by migrating toward safer bonds such as Treasuries and Agencies. In the interim, given the amount of excess liquidity driven by foreign demand for U.S. assets, we remain optimistic on the prospects for credit to perform. We find little value in non-dollar (i.e. foreign) denominated sovereigns and corporates, as rates are expected to rise in Europe and Asia more so than in the U.S. That said, we view the dollar as overvalued, in particular versus the Japanese Yen. As a result, we may opportunistically invest in short duration, Yen-denominated securities.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.1%
-------------------------------------------------------------------
Capital Goods                                               0.9
-------------------------------------------------------------------
Consumer Cyclical                                           3.4
-------------------------------------------------------------------
Consumer Staples                                            0.7
-------------------------------------------------------------------
Energy                                                      2.2
-------------------------------------------------------------------
Finance                                                    31.5
-------------------------------------------------------------------
Foreign Governments                                         0.5
-------------------------------------------------------------------
General Obligations                                         0.2
-------------------------------------------------------------------
Health Care                                                 2.0
-------------------------------------------------------------------
Services                                                    4.3
-------------------------------------------------------------------
Technology                                                  5.5
-------------------------------------------------------------------
Transportation                                              0.8
-------------------------------------------------------------------
U.S. Government Agencies                                   31.8
-------------------------------------------------------------------
U.S. Government Securities                                  5.6
-------------------------------------------------------------------
Utilities                                                   1.9
-------------------------------------------------------------------
Short-Term Investments                                     20.8
-------------------------------------------------------------------
Other Assets & Liabilities                                (15.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY CREDIT QUALITY
as of December 31, 2006

                                                      PERCENTAGE OF
                                                        LONG-TERM
CREDIT QUALITY                                          HOLDINGS
-------------------------------------------------------------------
AAA                                                        54.7%
-------------------------------------------------------------------
AA                                                          4.5
-------------------------------------------------------------------
A                                                          10.0
-------------------------------------------------------------------
BBB                                                        14.2
-------------------------------------------------------------------
BB                                                         10.8
-------------------------------------------------------------------
B                                                           5.7
-------------------------------------------------------------------
NR                                                          0.1
-------------------------------------------------------------------
TOTAL                                                       100%
-------------------------------------------------------------------

Hartford U.S. Government Securities HLS Fund inception 3/24/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                               LEHMAN BROTHERS INTERMEDIATE GOV'T
                                                             U.S. GOVERNMENT SECURITIES IA                 BOND INDEX
                                                             -----------------------------     ----------------------------------
12/96                                                                    10000                                10000
                                                                         10034                                10038
                                                                         10051                                10054
                                                                          9935                                 9997
                                                                         10089                                10110
                                                                         10173                                10189
                                                                         10291                                10276
                                                                         10551                                10465
                                                                         10465                                10426
                                                                         10620                                10539
                                                                         10760                                10662
                                                                         10791                                10686
12/97                                                                    10908                                10772
                                                                         11061                                10913
                                                                         11040                                10901
                                                                         11080                                10934
                                                                         11124                                10987
                                                                         11240                                11063
                                                                         11348                                11137
                                                                         11359                                11179
                                                                         11600                                11390
                                                                         11869                                11656
                                                                         11807                                11676
                                                                         11850                                11639
12/98                                                                    11876                                11685
                                                                         11927                                11737
                                                                         11687                                11577
                                                                         11750                                11653
                                                                         11788                                11684
                                                                         11666                                11613
                                                                         11621                                11631
                                                                         11580                                11632
                                                                         11567                                11648
                                                                         11709                                11748
                                                                         11724                                11772
                                                                         11713                                11780
12/99                                                                    11647                                11743
                                                                         11596                                11703
                                                                         11717                                11801
                                                                         11862                                11935
                                                                         11840                                11930
                                                                         11844                                11963
                                                                         12065                                12153
                                                                         12160                                12233
                                                                         12344                                12370
                                                                         12448                                12478
                                                                         12542                                12564
                                                                         12767                                12748
12/00                                                                    13022                                12973
                                                                         13174                                13145
                                                                         13305                                13266
                                                                         13367                                13362
                                                                         13294                                13319
                                                                         13344                                13374
                                                                         13369                                13416
                                                                         13648                                13667
                                                                         13789                                13789
                                                                         14043                                14084
                                                                         14274                                14304
                                                                         14072                                14133
12/01                                                                    13999                                14066
                                                                         14092                                14126
                                                                         14251                                14243
                                                                         14069                                14028
                                                                         14336                                14291
                                                                         14458                                14391
                                                                         14586                                14571
                                                                         14864                                14844
                                                                         15077                                15014
                                                                         15350                                15272
                                                                         15311                                15261
                                                                         15214                                15141
12/02                                                                    15501                                15421
                                                                         15514                                15387
                                                                         15707                                15561
                                                                         15694                                15564
                                                                         15767                                15608
                                                                         15993                                15853
                                                                         15974                                15827
                                                                         15442                                15443
                                                                         15504                                15470
                                                                         15796                                15806
                                                                         15692                                15651
                                                                         15713                                15652
12/03                                                                    15834                                15774
                                                                         15918                                15859
                                                                         16058                                16011
                                                                         16147                                16122
                                                                         15790                                15762
                                                                         15734                                15711
                                                                         15793                                15751
                                                                         15898                                15865
                                                                         16111                                16101
                                                                         16115                                16107
                                                                         16209                                16206
                                                                         16073                                16055
12/04                                                                    16161                                16142
                                                                         16200                                16163
                                                                         16120                                16073
                                                                         16086                                16033
                                                                         16247                                16220
                                                                         16350                                16349
                                                                         16398                                16403
                                                                         16281                                16263
                                                                         16458                                16444
                                                                         16340                                16317
                                                                         16257                                16249
                                                                         16315                                16315
12/05                                                                    16412                                16414
                                                                         16425                                16413
                                                                         16441                                16416
                                                                         16380                                16365
                                                                         16390                                16380
                                                                         16385                                16385
                                                                         16410                                16415
                                                                         16583                                16587
                                                                         16775                                16773
                                                                         16890                                16895
                                                                         16970                                16975
                                                                         17127                                17110
12/06                                                                    17071                                17045

    --- U.S. GOVERNMENT SECURITIES IA          --- LEHMAN BROTHERS INTERMEDIATE GOV'T
        $10,000 starting value                     BOND INDEX
        $17,071 ending value                       $10,000 starting value
                                                   $17,045 ending value

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX is an unmanaged index of government bonds with maturities of between one and ten years.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 12/31/06)

                           1 YEAR  5 YEAR  10 YEAR
-------------------------------------------------------
U.S. Government
  Securities IA             4.01%   4.05%    5.49%
-------------------------------------------------------
U.S. Government
  Securities IB(2)          3.75%   3.79%    5.23%
-------------------------------------------------------
Lehman Brothers
  Intermediate Gov't Bond
  Index                     3.84%   3.92%    5.48%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

CHRISTOPHER HANLON, CFA              RUSSELL M. REGENAUER
Senior Vice President                Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA Shares of the Hartford U.S. Government Securities HLS Fund gained 4.01% for the year, outperforming the Lehman Brothers Intermediate Government Bond Index, which gained 3.84%. The Fund also outperformed the 2.81% average return of the Lipper VA U.S. Government Securities Funds category, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The primary driver of the Fund's outperformance was its above-benchmark exposure to Mortgage-Backed Securities (MBS), a posture we maintained throughout 2006. We continued to emphasize MBS in the portfolio in the belief that long-term rates would remain in a narrow trading range, providing a supportive environment for the sector. While there were brief periods of volatility in the markets, this environment largely came to pass, and MBS strongly outperformed other AAA sectors.

Within MBS, the vast majority of the portfolio's exposure was to agency Mortgage-Backed Securities. Overweights (i.e. the Fund's sector position was more than the benchmark position) to 30-year agency MBS relative to 15-year MBS contributed to performance as longer-term yields fell more than intermediates during the period. Holdings of newly issued mortgage pools performed the best and added to performance while underweights to 5.50% coupon mortgages hurt performance as these securities were favored by Asian investors for much of the year. Finally, the addition of high quality floating-rate Commercial Mortgage-Back Securities (CMBS) added to returns.

In addition to the CMBS, we also continued to add to the Fund's agency exposure as part of a broader effort to supplement the portfolio's exposure to highly rated securities with a yield advantage over Treasuries. We increased the Fund's exposure to U.S. Government guaranteed Small Business Administration (SBA) loans during the period and funded these purchases with the sale of Treasuries.

Other positions were less beneficial for performance. Duration (i.e. sensitivity to changes in interest rates) positioning ranged between defensive to slightly neutral to the benchmark over the course of the year and, as a result, was slightly negative in terms of relative (i.e. performance of the Fund as measured against the benchmark) gains. Although the portfolio benefited from an underweight to Treasuries, our security selection within that sector muted returns. We also largely eliminated the Fund's small exposure to Treasury

--------------------------------------------------------------------------------

inflation protected securities (TIPS) during the period in order to avoid further losses in this underperforming sector. We would, however, anticipate adding more of these securities should their prices reach attractive levels.

WHAT IS YOUR OUTLOOK?

We believe that the Federal Reserve Bank (the "Fed") has been successful in laying the groundwork for a likely "soft landing," characterized by a moderately slower economy and easing inflation pressures. Several key supports remain intact for the economy to stay out of recession, including continued strength in employment, softening oil prices and what appears to be a stabilizing housing market. Growth also looks strong in the rest of the world, a necessary development to address the twin budget and trade deficits in the U.S.

Within this environment, we anticipate keeping the portfolio's duration modestly conservative, with a neutral to slightly short duration relative to the benchmark. Should longer-term yields reach attractive levels (a development we see as likely in the first quarter of 2007), we would take the opportunity both to lengthen the portfolio's duration and to reposition the portfolio along the yield curve. We believe that mortgage-backed securities should continue to do well in such an environment and expect to maintain an overweight in MBS to capture any outperformance.

DIVERSIFICATION BY CREDIT QUALITY
as of December 31, 2006

                                                      PERCENTAGE OF
                                                        LONG-TERM
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        95.9%
-------------------------------------------------------------------
AA                                                          3.9
-------------------------------------------------------------------
NR                                                          0.2
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY SECTOR
as of December 31, 2006

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Asset and Commercial Mortgage Backed Securities            14.7%
-------------------------------------------------------------------
Corporate Bonds -- Investment Grade                         0.2
-------------------------------------------------------------------
U.S. Government Agencies                                   74.1
-------------------------------------------------------------------
U.S. Government Securities                                 15.8
-------------------------------------------------------------------
Short-Term Investments                                     14.5
-------------------------------------------------------------------
Other Assets & Liabilities                                (19.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Value HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          VALUE IA                   RUSSELL 1000 VALUE INDEX
                                                                          --------                   ------------------------
4/01                                                                       10000                              10000
                                                                           10116                              10225
                                                                           10070                               9998
                                                                           10103                               9977
                                                                            9795                               9577
                                                                            9140                               8903
                                                                            9130                               8826
                                                                            9720                               9339
12/01                                                                      10006                               9559
                                                                            9831                               9486
                                                                            9806                               9501
                                                                           10026                               9950
                                                                            9559                               9609
                                                                            9597                               9657
                                                                            9030                               9103
                                                                            8298                               8256
                                                                            8144                               8319
                                                                            7253                               7394
                                                                            7807                               7942
                                                                            8246                               8442
12/02                                                                       7741                               8076
                                                                            7473                               7881
                                                                            7365                               7670
                                                                            7406                               7683
                                                                            8024                               8359
                                                                            8552                               8899
                                                                            8630                               9010
                                                                            8708                               9144
                                                                            8885                               9286
                                                                            8742                               9196
                                                                            9267                               9759
                                                                            9416                               9891
12/03                                                                       9955                              10501
                                                                           10030                              10685
                                                                           10169                              10914
                                                                           10062                              10819
                                                                            9885                              10554
                                                                           10043                              10662
                                                                           10244                              10914
                                                                            9872                              10760
                                                                            9934                              10913
                                                                           10049                              11082
                                                                           10242                              11267
                                                                           10644                              11836
12/04                                                                      11021                              12233
                                                                           10830                              12016
                                                                           11279                              12414
                                                                           11024                              12243
                                                                           10904                              12024
                                                                           11109                              12314
                                                                           11185                              12448
                                                                           11590                              12809
                                                                           11575                              12753
                                                                           11754                              12932
                                                                           11475                              12603
                                                                           11864                              13018
12/05                                                                      11917                              13096
                                                                           12383                              13604
                                                                           12529                              13687
                                                                           12660                              13873
                                                                           12998                              14225
                                                                           12724                              13866
                                                                           12826                              13954
                                                                           13154                              14294
                                                                           13405                              14533
                                                                           13645                              14823
                                                                           13923                              15308
                                                                           14166                              15657
12/06                                                                      14518                              16009

    --- VALUE IA                               --- RUSSELL 1000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $14,518 ending value                       $16,009 ending value

RUSSELL 1000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                              SINCE
                          1 YEAR   5 YEAR   INCEPTION
----------------------------------------------------------
Value IA                  21.82%    7.73%     6.79%
----------------------------------------------------------
Value IB                  21.52%    7.47%     6.54%
----------------------------------------------------------
Russell 1000 Value Index  22.25%   10.86%     8.65%
----------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

JOHN R. RYAN, CFA
Senior Vice President, Managing Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the 12-month period ending December 31, 2006, Hartford Value HLS Fund Class IA shares returned 21.82%, slightly underperforming the Russell 1000 Value Index return of 22.25%, but outperforming the Lipper Large Cap Value VA-UF peer group average return of 19.00%, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the period, U.S. equities posted strong positive returns supporting the Fund's positive absolute (i.e. total return) return for the year. For the seventh year in a row, value-oriented stocks outperformed growth-oriented stocks, measured by the Russell 1000 Value Index (22.25%) versus the Russell 1000 Growth Index (9.07%). All ten broad industry sectors of the Fund's Russell 1000 Value benchmark posted positive double-digit returns, with Telecommunication Services and Energy leading the way. In addition, small cap stocks continued to dominate large and mid cap stocks in each of the last seven years. The Russell 2000 Small Cap Index returned 18.37%, compared to the S&P 500 Index return of 15.78% and the S&P 400 Mid Cap Index return of 10.32%.

Stock selection within Financials, Industrials, Telecommunication Services, and Energy was the primary driver of the Fund's benchmark relative (i.e. performance of the Fund as measured against the benchmark) performance. The top three contributors on a relative basis were Caterpillar (Industrials), BellSouth (Telecommunication Services) and Goldman Sachs (Diversified Financials). In addition, Exxon Mobil (Energy) and AT&T (Telecommunication Services) were also large absolute (total return) contributors to performance. We eliminated our position in Caterpillar by taking profits given concerns that future earnings growth would be below expectations. BellSouth and AT&T benefited from the strongly anticipated merger of the two companies. Strong capital markets along with robust investment banking prospects resulted in rising earning expectations and strong stock performance for Goldman Sachs. Exxon Mobil's shares were supported by the continued supply/demand imbalance in energy. We held our position in Goldman Sachs and Exxon Mobil at the end of the period.

Key detractors on both a relative and an absolute basis were Wellpoint Health (Health Care), whose shares traded on volatility within the managed care industry despite strong results; PepsiCo (Consumer Staples), whose shares lagged over concerns that input cost pressures will weigh on earnings; Nike (Consumer Discretionary), whose shares struggled due to weakness in the marquee athletic footwear; and Sprint Nextel (Telecommunication Services) whose stock declined as the company continued to find difficulty in combining two different networks following their merger and migrating its customer base onto its new CDMA platform. At the end of the period, we had eliminated Nike and significantly reduced our position in Wellpoint Health.

--------------------------------------------------------------------------------

WHAT IS YOUR OUTLOOK?

We expect the global economy to transition from slower activity in the first half of 2007 to stronger activity in the second half and beyond. Weakness in the U.S. and Continental Europe should be partially offset by more robust growth in the United Kingdom and Japan, as well as ongoing strength in the emerging economies. The temporary global growth pause will likely reduce inflationary pressures and allow central banks to maintain a steady hand, setting the stage for a resumed expansion in 2008. Moderate inflation, stable monetary policies and the outlook for stronger global growth next year should provide a favorable backdrop for financial markets.

In this environment, we have reduced further the cyclicality of our portfolios, which has been ongoing for several consecutive quarters. We methodically decreased our exposure to the Consumer, Energy, and mortgage-related Financial Institutions and increased our exposure to less cyclical areas, including Telecommunications, Consumer Non-Durables, and non-credit sensitive Financial Institutions.

At the end of the period, relative to the Russell 1000 Value Index, the Fund was overweight (i.e. the Fund's sector position was more than the benchmark position) Consumer Staples, Industrials, Information Technology, Health Care and Telecommunication Services and underweight Financials, Consumer Discretionary, Energy, Utilities and Materials.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             4.6%
-------------------------------------------------------------------
Capital Goods                                               6.7
-------------------------------------------------------------------
Consumer Cyclical                                           6.1
-------------------------------------------------------------------
Consumer Staples                                            5.7
-------------------------------------------------------------------
Energy                                                      9.6
-------------------------------------------------------------------
Finance                                                    30.4
-------------------------------------------------------------------
Health Care                                                 7.4
-------------------------------------------------------------------
Services                                                    2.7
-------------------------------------------------------------------
Technology                                                 16.0
-------------------------------------------------------------------
Transportation                                              3.1
-------------------------------------------------------------------
Utilities                                                   4.8
-------------------------------------------------------------------
Short-Term Investments                                      6.6
-------------------------------------------------------------------
Other Assets & Liabilities                                 (3.7)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Value Opportunities HLS Fund inception 5/1/1996
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   VALUE OPPORTUNITIES IA            RUSSELL 3000 VALUE INDEX
                                                                   ----------------------            ------------------------
12/96                                                                      10000                              10000
                                                                           10344                              10450
                                                                           10478                              10598
                                                                           10105                              10227
                                                                           10461                              10628
                                                                           11063                              11247
                                                                           11350                              11738
                                                                           11960                              12583
                                                                           11552                              12196
                                                                           12102                              12941
                                                                           11770                              12580
                                                                           12282                              13095
12/97                                                                      12523                              13483
                                                                           12613                              13287
                                                                           13355                              14172
                                                                           13889                              15011
                                                                           13943                              15109
                                                                           13645                              14855
                                                                           13820                              15020
                                                                           13329                              14673
                                                                           11367                              12480
                                                                           11837                              13195
                                                                           12580                              14165
                                                                           13304                              14802
12/98                                                                      13731                              15303
                                                                           13933                              15388
                                                                           13572                              15108
                                                                           13950                              15388
                                                                           14943                              16823
                                                                           14589                              16688
                                                                           15175                              17181
                                                                           14713                              16684
                                                                           14260                              16066
                                                                           13651                              15522
                                                                           14217                              16329
                                                                           14266                              16215
12/99                                                                      14961                              16321
                                                                           14360                              15796
                                                                           13512                              14766
                                                                           15612                              16437
                                                                           15722                              16265
                                                                           15945                              16407
                                                                           14959                              15740
                                                                           15313                              15959
                                                                           16465                              16836
                                                                           16064                              16973
                                                                           17268                              17359
                                                                           16700                              16733
12/00                                                                      17728                              17633
                                                                           18539                              17728
                                                                           18049                              17267
                                                                           17165                              16680
                                                                           18449                              17495
                                                                           18459                              17892
                                                                           18327                              17573
                                                                           17835                              17510
                                                                           16898                              16853
                                                                           15017                              15619
                                                                           15232                              15521
                                                                           16382                              16438
12/01                                                                      17277                              16869
                                                                           16822                              16765
                                                                           16673                              16797
                                                                           17232                              17626
                                                                           16128                              17115
                                                                           15747                              17148
                                                                           14319                              16211
                                                                           13083                              14637
                                                                           13293                              14735
                                                                           11695                              13138
                                                                           12744                              14055
                                                                           13777                              14956
12/02                                                                      12966                              14307
                                                                           12671                              13956
                                                                           12270                              13578
                                                                           12286                              13609
                                                                           13716                              14813
                                                                           14798                              15808
                                                                           14995                              16011
                                                                           15194                              16290
                                                                           15849                              16571
                                                                           15833                              16407
                                                                           16842                              17436
                                                                           17402                              17706
12/03                                                                      18395                              18761
                                                                           18991                              19116
                                                                           19293                              19522
                                                                           19082                              19386
                                                                           18612                              18870
                                                                           18795                              19065
                                                                           19345                              19556
                                                                           18663                              19228
                                                                           18743                              19494
                                                                           19106                              19835
                                                                           19655                              20162
                                                                           20765                              21247
12/04                                                                      21867                              21940
                                                                           21219                              21511
                                                                           21964                              22200
                                                                           21629                              21882
                                                                           20864                              21428
                                                                           21771                              22008
                                                                           22225                              22311
                                                                           22895                              23012
                                                                           22853                              22873
                                                                           22606                              23162
                                                                           21930                              22575
                                                                           23185                              23332
12/05                                                                      23687                              23443
                                                                           24636                              24444
                                                                           24709                              24579
                                                                           25001                              24989
                                                                           25769                              25571
                                                                           24985                              24888
                                                                           24824                              25060
                                                                           24615                              25580
                                                                           25137                              26038
                                                                           25730                              26533
                                                                           26847                              27446
                                                                           27801                              28086
12/06                                                                      28193                              28681

    --- VALUE OPPORTUNITIES IA                 --- RUSSELL 3000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $28,193 ending value                       $28,681 ending value

RUSSELL 3000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 12/31/06)

                          1 YEAR   5 YEAR   10 YEAR
--------------------------------------------------------
Value Opportunities IA    19.02%   10.29%   10.92%
--------------------------------------------------------
Value Opportunities
  IB(2)                   18.73%   10.02%   10.65%
--------------------------------------------------------
Russell 3000 Value Index  22.34%   11.20%   11.11%
--------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

JAMES H. AVERILL             DAVID R. FASSNACHT, CFA      JAMES N. MORDY               DAVID W. PALMER, CFA
Senior Vice President,       Senior Vice President,       Senior Vice President,       Vice President
Partner                      Partner                      Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the 12-month period ended December 31, 2006, the Class IA shares of the Hartford Value Opportunities HLS Fund returned 19.02%, underperforming the Russell 3000 Value Index return of 22.34% but outperforming the Lipper Multi Cap Value VA-UF average return of 17.30%, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The U.S. equity markets posted strong double-digit returns for the year. For the seventh year in a row, value-oriented stocks outperformed growth-oriented stocks, measured by the Russell 3000 Value Index (22.34%) versus the Russell 3000 Growth Index (9.46%). All ten broad industry sectors of the Fund's Russell 3000 Value benchmark posted positive double-digit returns, with Telecommunication Services and Energy leading the way. In addition, small cap stocks also continued to dominate large and mid cap stocks in each of the last seven years. In 2006, the Russell 2000 Small Cap Index returned 18.37%, compared to the S&P 500 Index return of 15.78% and the S&P 400 MidCap Index return of 10.32%.

The Fund's underperformance relative to the benchmark was due to poor stock selection within six of the ten broad industry sectors of the market. The Fund's holdings within Financials, Consumer Discretionary, and Health Care were among the weakest contributors. Key detractors from relative (i.e. performance of the Fund as measured against the benchmark) performance included Foot Locker (Retailing), Cinram (Media) and Capital One Financial (Diversified Financials). Foot Locker's shares declined following management's indication that they have no interest in selling to a private equity buyer as has been rumored for some time. In addition, sales within the U.S. and Europe continued to be weak. Cinram's shares declined on concerns that their largest shareholder, a failed hedge fund, would be forced into a disorderly liquidation of their position. In addition, Cinram's largest DVD customer, Time Warner (Consumer Discretionary), had a weak year in DVD sales which hurt volumes and profits. Capital One Financial's shares struggled due to their merger with North Fork Bancorp earlier in the year. In addition, on an absolute (i.e. total return) basis, YRC Worldwide (Industrials), which suffered from merger-related indigestion and Boston Scientific (Health Care), whose stock struggled with softer sales of implantable cardiac defibrillators, also detracted from performance. We did not own either of these stocks at the end of the period. The Fund's underweight (i.e. the Fund's sector position was less than the benchmark position) position in Telecommunication Services, the top performing sector during the period, and an overweight in Information Technology, a relative underperformer, also detracted from performance.

Key contributors to relative and absolute performance were Cisco Systems (Information Technology), Comcast (Consumer Discretionary) and UAL Corp. (Transportation). Cisco benefited from

--------------------------------------------------------------------------------

the strong secular (i.e. long term) move of enterprise and service provider networks toward all-Internet Protocol networks, which plays into the company's strength. Comcast's shares rose due to its continued success in offering customers with the "triple play" -- cable, internet and wireline services. UAL's shares rose due to the normalization of travel following the London bombing threat in August and lower jet fuel cost. We held all three stocks at the end of the period.

WHAT IS THE OUTLOOK?

We expect to see continued moderation of U.S. economic growth in the early part of 2007 as inventory corrections continue throughout a number of industries, including those tied to the weak residential housing market. As a result, we believe earnings growth will moderate in 2007, though there is room for stock valuation multiples to expand given the continued low level of interest rates.

Given this environment and as a result of our bottom-up stock picking, our most significant overweight positions relative to the Russell 3000 Value Index are:
Information Technology, Consumer Discretionary, Materials, Industrials and Health Care. Despite the likelihood of a softening economy next year, we think our stocks are undervalued and have solid catalysts for appreciation. By far our largest benchmark relative underweight remains Financials due to expectations for continued earnings pressure from the flat yield curve, probable worsening of credit conditions, and valuations that are not compensatory. Utilities, Consumer Staples, Telecommunications Services and Energy are also notably underweight, given their high valuations relative to earnings growth potential.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             9.0%
-------------------------------------------------------------------
Capital Goods                                               5.3
-------------------------------------------------------------------
Consumer Cyclical                                           8.3
-------------------------------------------------------------------
Consumer Staples                                            2.1
-------------------------------------------------------------------
Energy                                                      9.2
-------------------------------------------------------------------
Finance                                                    29.0
-------------------------------------------------------------------
Health Care                                                 7.2
-------------------------------------------------------------------
Services                                                    7.3
-------------------------------------------------------------------
Technology                                                 17.4
-------------------------------------------------------------------
Transportation                                              4.4
-------------------------------------------------------------------
Short-Term Investments                                     10.0
-------------------------------------------------------------------
Other Assets & Liabilities                                 (9.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

 HARTFORD ADVISERS HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- 67.8%
             BASIC MATERIALS -- 3.5%
     3,205   Alcoa, Inc. ......................................  $    96,194
       834   Cameco Corp. .....................................       33,719
     1,588   Companhia Vale do Rio Doce ADR....................       47,233
       929   Dow Chemical Co. .................................       37,092
       609   E.I. DuPont de Nemours & Co. .....................       29,645
     1,148   Mittal Steel Co. .................................       48,402
                                                                 -----------
                                                                     292,285
                                                                 -----------
             CAPITAL GOODS -- 1.8%
     1,046   American Standard Cos., Inc. .....................       47,977
       644   Boeing Co. .......................................       57,177
       513   Deere & Co. ......................................       48,799
                                                                 -----------
                                                                     153,953
                                                                 -----------
             CONSUMER CYCLICAL -- 6.0%
     1,335   Altria Group, Inc. ...............................      114,604
     3,128   Circuit City Stores, Inc. ........................       59,373
     2,198   D.R. Horton, Inc. ................................       58,212
     1,434   eBay, Inc. (D)....................................       43,105
     1,390   Gap, Inc. ........................................       27,113
     1,289   Home Depot, Inc. .................................       51,758
     1,177   Lowe's Cos., Inc. ................................       36,657
       443   Toyota Motor Corp. (A)............................       29,669
     1,898   Wal-Mart Stores, Inc. ............................       87,640
                                                                 -----------
                                                                     508,131
                                                                 -----------
             CONSUMER STAPLES -- 4.3%
       441   Bunge Ltd. .......................................       31,984
       520   Clorox Co. .......................................       33,384
         6   Japan Tobacco, Inc. (A)...........................       30,968
     1,457   PepsiCo, Inc. ....................................       91,154
     1,488   Procter & Gamble Co. .............................       95,653
     1,345   Tyson Foods, Inc. Class A.........................       22,119
     2,133   Unilever N.V. NY Shares...........................       58,113
                                                                 -----------
                                                                     363,375
                                                                 -----------
             ENERGY -- 4.2%
       342   CNOOC Ltd. ADR....................................       32,392
     1,321   EnCana Corp. .....................................       60,714
     1,227   ExxonMobil Corp. .................................       94,040
     2,911   Halliburton Co. ..................................       90,380
       997   Occidental Petroleum Corp. .......................       48,659
        73   Ultra Petroleum Corp (D)..........................        3,476
       611   XTO Energy, Inc. .................................       28,752
                                                                 -----------
                                                                     358,413
                                                                 -----------
             FINANCE -- 15.1%
     3,126   Aegon N.V. (A)....................................       59,323
     5,032   Akbank T.A.S. (A).................................       30,194
     1,929   American International Group, Inc. ...............      138,246
     2,435   Bank of America Corp. ............................      130,020
     1,268   Bank of New York Co., Inc. .......................       49,929
       709   Capital One Financial Corp. ......................       54,450
     2,984   Citigroup, Inc. ..................................      166,234
     1,789   Countrywide Financial Corp. ......................       75,960
     2,341   E*Trade Financial Corp. (D).......................       52,474

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
             FINANCE -- (CONTINUED)
       667   Federal Home Loan Mortgage Corp. .................  $    45,316
       571   ING Groep N.V. ...................................       25,239
         5   Mitsubishi UFJ Financial Group, Inc. (A)..........       62,500
       361   Muenchener Rueckversicherungs-Gesellschaft AG
               (A).............................................       61,955
       960   State Street Corp. ...............................       64,709
     1,850   UBS AG............................................      111,582
     2,221   UnitedHealth Group, Inc. .........................      119,318
     1,522   Western Union Co..................................       34,123
                                                                 -----------
                                                                   1,281,572
                                                                 -----------
             HEALTH CARE -- 7.0%
     1,732   Abbott Laboratories...............................       84,366
     4,278   Boston Scientific Corp. (D).......................       73,498
     3,088   Bristol-Myers Squibb Co. .........................       81,274
       344   Cardinal Health, Inc. ............................       22,183
     3,808   Elan Corp. plc ADR (D)............................       56,161
     1,735   Eli Lilly & Co. ..................................       90,399
     1,897   Sanofi-Aventis S.A. ADR...........................       87,589
     2,542   Schering-Plough Corp. ............................       60,088
     1,790   Shionogi & Co. Ltd. (A)...........................       35,154
                                                                 -----------
                                                                     590,712
                                                                 -----------
             SERVICES -- 6.2%
     1,511   Accenture Ltd. Class A............................       55,783
       503   Fluor Corp. ......................................       41,062
       699   Monster Worldwide, Inc. (D).......................       32,601
     5,542   Sun Microsystems, Inc. (D)(G).....................       30,039
     2,357   Time Warner, Inc. ................................       51,327
     1,800   United Parcel Service, Inc. Class B...............      134,957
     1,715   Viacom, Inc. Class B (D)..........................       70,375
     1,235   Walt Disney Co. ..................................       42,337
     4,415   XM Satellite Radio Holdings, Inc. Class A (D).....       63,803
                                                                 -----------
                                                                     522,284
                                                                 -----------
             TECHNOLOGY -- 19.0%
     1,287   Adobe Systems, Inc. (D)...........................       52,901
     3,852   AT&T, Inc. .......................................      137,716
     1,659   Broadcom Corp. Class A (D)........................       53,615
     5,343   Cisco Systems, Inc. (D)...........................      146,030
     2,914   Corning, Inc. (D).................................       54,519
     8,432   EMC Corp. (D).....................................      111,297
     4,433   First Data Corp. .................................      113,125
     4,793   Flextronics International Ltd. (D)................       55,025
     7,219   General Electric Co. .............................      268,630
       194   Google, Inc. (D)..................................       89,517
     2,525   Maxim Integrated Products, Inc. ..................       77,309
     2,512   Medtronic, Inc. ..................................      134,390
     2,697   Microsoft Corp. ..................................       80,523
     1,121   Motorola, Inc. ...................................       23,046
     1,140   Sharp Corp. (A)...................................       19,601
     4,347   Sprint Nextel Corp. ..............................       82,113
     1,677   Texas Instruments, Inc. ..........................       48,303
     2,368   Yahoo!, Inc. (D)..................................       60,476
                                                                 -----------
                                                                   1,608,136
                                                                 -----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- (CONTINUED)
             UTILITIES -- 0.7%
     2,588   British Energy Group plc (D)(A)...................  $    27,432
       221   E.On AG (A).......................................       29,802
                                                                 -----------
                                                                      57,234
                                                                 -----------
             Total common stock
               (cost $5,293,269)...............................  $ 5,736,095
                                                                 -----------
PRINCIPAL
  AMOUNT
----------
MUNICIPAL BONDS -- 0.2%
             GENERAL OBLIGATIONS -- 0.2%
$   10,000   Oregon School Boards Association, Taxable Pension,
               4.76%, 06/30/2028...............................  $     9,080
    10,000   State of Illinois, Taxable Pension,
               5.10%, 06/01/2033...............................        9,584
                                                                 -----------
             Total municipal bonds
               (cost $19,888)..................................  $    18,664
                                                                 -----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 2.9%
             FINANCE -- 2.9%
    17,200   Asset Securitization Corp.,
               6.93%, 02/14/2043...............................  $    18,513
     7,301   Asset Securitization Corp.,
               7.49%, 04/14/2029...............................        7,314
     4,590   Banc of America Commercial Mortgage, Inc.,
               5.35%, 09/10/2047 (L)...........................        4,561
     9,575   Bear Stearns Commercial Mortgage Securities, Inc.,
               5.30%, 10/12/2042 (L)...........................        9,511
       676   Capital Auto Receivables Asset Trust,
               2.00%, 11/15/2007...............................          676
     3,255   Centex Home Equity,
               4.72%, 10/25/2031...............................        3,227
    16,000   Citibank Credit Card Issuance Trust,
               2.55%, 01/20/2009...............................       15,980
    15,000   Citigroup/Deutsche Bank Commercial Mortgage Trust,
               5.40%, 07/15/2044 (L)...........................       14,966
    15,000   Commercial Mortgage Pass Through Certificates,
               5.12%, 06/10/2044...............................       14,789
     5,322   Connecticut RRB Special Purpose Trust CL&P,
               5.73%, 03/30/2009...............................        5,323
     3,952   Countrywide Home Loans,
               5.29%, 11/25/2035 (L)...........................        3,931
     7,365   Credit Suisse Mortgage Capital Certificates,
               5.47%, 09/15/2039...............................        7,422
     6,945   Credit Suisse Mortgage Capital Certificates,
               5.61%, 02/15/2039 (L)...........................        7,057

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
             FINANCE -- (CONTINUED)
$   10,385   Greenwich Capital Commercial Funding Corp.,
               5.22%, 04/10/2037 (L)...........................  $    10,311
     9,327   Harley-Davidson Motorcycle Trust,
               2.53%, 11/15/2011...............................        9,100
     9,125   Household Automotive Trust,
               5.28%, 09/17/2011...............................        9,152
     6,305   JP Morgan Chase Commercial Mortgage Security
               Corp.,
               5.34%, 12/15/2044 (L)...........................        6,282
     7,755   JP Morgan Chase Commercial Mortgage Security
               Corp.,
               5.48%, 12/12/2044...............................        7,829
     2,894   Marriott Vacation Club Owner Trust,
               5.36%, 10/20/2028 (I)...........................        2,888
     3,963   Merrill Lynch Mortgage Investors Trust,
               5.89%, 03/25/2036 (L)...........................        3,996
    15,000   Merrill Lynch Mortgage Trust,
               5.05%, 07/12/2038...............................       14,711
     9,580   Morgan Stanley Capital I,
               5.23%, 09/15/2042...............................        9,505
    10,853   Residential Accredit Loans, Inc.,
               5.27%, 02/25/2035 (L)...........................       10,778
    12,910   Susquehanna Auto Lease Trust,
               5.21%, 03/16/2009 (I)...........................       12,891
       182   USAA Auto Owner Trust,
               2.06%, 04/15/2008...............................          181
    10,000   Wachovia Bank Commercial Mortgage Trust,
               5.12%, 07/15/2042...............................        9,839
     9,918   Wells Fargo Mortgage Backed Securities Trust,
               4.55%, 03/25/2035 (L)...........................        9,774
    14,130   Wells Fargo Mortgage Backed Securities Trust,
               5.54%, 04/25/2036 (L)...........................       14,091
                                                                 -----------
             Total asset & commercial
               mortgage backed securities
               (cost $243,470).................................  $   244,598
                                                                 -----------
CORPORATE BONDS: INVESTMENT GRADE -- 10.5%
             BASIC MATERIALS -- 0.1%
    10,000   Alcan, Inc.,
               7.25%, 11/01/2028...............................  $    11,181
                                                                 -----------
             CONSUMER CYCLICAL -- 0.8%
     9,400   DaimlerChrysler N.A. Holdings Corp.,
               5.88%, 03/15/2011...............................        9,435
     9,550   DaimlerChrysler N.A. Holdings Corp.,
               6.50%, 11/15/2013...............................        9,805
     3,084   Federated Retail Holdings, Inc.,
               5.90%, 12/01/2016...............................        3,079
    12,946   SCL Term Aereo Santiago S.A.,
               6.95%, 07/01/2012 (I)...........................       13,158

The accompanying notes are an integral part of these financial statements.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
             CONSUMER CYCLICAL -- (CONTINUED)
$   14,200   Target Corp.,
               5.88%, 11/01/2008...............................  $    14,369
    15,000   Wal-Mart Stores, Inc.,
               6.88%, 08/10/2009...............................       15,627
                                                                 -----------
                                                                      65,473
                                                                 -----------
             CONSUMER STAPLES -- 1.0%
     6,500   Coca-Cola Enterprises, Inc.,
               6.75%, 09/15/2028...............................        7,137
       500   Coca-Cola Enterprises, Inc.,
               8.50%, 02/01/2022...............................          634
    13,140   Colgate-Palmolive Co.,
               5.58%, 11/06/2008...............................       13,245
    13,037   ConAgra Foods, Inc.,
               7.88%, 09/15/2010...............................       14,108
     9,825   Diageo Capital plc,
               4.38%, 05/03/2010...............................        9,557
    13,400   PepsiAmericas, Inc.,
               6.38%, 05/01/2009...............................       13,633
    20,775   Procter & Gamble Co.,
               9.36%, 01/01/2021...............................       26,021
     2,975   Weyerhaeuser Co.,
               7.38%, 03/15/2032...............................        3,105
                                                                 -----------
                                                                      87,440
                                                                 -----------
             FINANCE -- 5.5%
    16,800   Ace INA Holdings, Inc.,
               5.88%, 06/15/2014...............................       17,123
    10,500   AMBAC Financial Group, Inc.,
               5.95%, 12/05/2035...............................       10,456
       500   American General Finance Corp.,
               6.63%, 02/15/2029...............................          552
    20,000   AXA Financial, Inc.,
               7.00%, 04/01/2028...............................       22,511
    20,000   Bank of America Corp.,
               5.88%, 02/15/2009...............................       20,281
     4,830   BB&T Corp.,
               4.90%, 06/30/2017...............................        4,568
    17,000   Berkshire Hathaway Finance Corp.,
               4.85%, 01/15/2015...............................       16,472
    12,585   Brandywine Operating Partnership,
               6.00%, 04/01/2016...............................       12,804
     3,750   Capital One Bank,
               6.50%, 06/13/2013...............................        3,953
     3,900   Capital One Financial Corp.,
               5.70%, 09/15/2011...............................        3,958
    10,000   Cincinnati Financial Corp.,
               6.92%, 05/15/2028...............................       11,068
     6,500   Citigroup, Inc.,
               3.63%, 02/09/2009...............................        6,308
     8,800   Citigroup, Inc.,
               6.00%, 10/31/2033...............................        9,013
     1,000   Citigroup, Inc.,
               6.50%, 01/18/2011...............................        1,046

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
             FINANCE -- (CONTINUED)
$    8,920   Credit Suisse First Boston USA, Inc.,
               4.88%, 01/15/2015...............................  $     8,650
     7,900   Developers Diversified Realty Corp.,
               5.38%, 10/15/2012...............................        7,824
    13,500   EOP Operating L.P.,
               4.75%, 03/15/2014...............................       13,374
    16,355   ERAC USA Finance Co.,
               7.35%, 06/15/2008 (I)...........................       16,764
     4,525   Everest Reinsurance Holdings, Inc.,
               5.40%, 10/15/2014...............................        4,431
     8,000   Genworth Financial, Inc.,
               6.15%, 11/15/2066...............................        7,989
    11,550   HSBC Bank USA,
               3.88%, 09/15/2009...............................       11,199
    10,500   International Lease Finance Corp.,
               5.00%, 09/15/2012...............................       10,287
    12,650   Jackson National Life Insurance Co.,
               8.15%, 03/15/2027 (I)...........................       15,679
     8,320   John Deere Capital Corp.,
               4.88%, 10/15/2010...............................        8,175
    14,375   JP Morgan Chase & Co.,
               5.13%, 09/15/2014...............................       14,135
       750   KeyCorp Capital II,
               6.88%, 03/17/2029...............................          788
     7,880   Kimco Realty Corp.,
               5.78%, 03/15/2016...............................        7,980
     8,750   Liberty Mutual Group, Inc.,
               5.75%, 03/15/2014 (I)...........................        8,718
    20,000   Liberty Property L.P.,
               7.25%, 08/15/2007...............................       20,109
     6,875   National City Corp.,
               6.88%, 05/15/2019...............................        7,571
    30,000   New England Mutual Life Insurance Co.,
               7.88%, 02/15/2024 (I)...........................       36,308
     6,500   Prologis Trust,
               5.63%, 11/15/2016...............................        6,451
    11,000   Prudential Financial, Inc.,
               5.50%, 03/15/2016...............................       10,997
       500   Republic New York Capital I,
               7.75%, 11/15/2006...............................          519
     1,250   Santander Central Hispano Issuances Ltd.,
               7.63%, 11/03/2009...............................        1,325
    15,100   Simon Property Group L.P.,
               6.10%, 05/01/2016...............................       15,652
     7,250   Sovereign Capital Trust IV,
               7.91%, 06/13/2036...............................        8,155
    14,600   Torchmark Corp.,
               8.25%, 08/15/2009...............................       15,586
     9,000   Toyota Motor Credit Corp.,
               5.50%, 12/15/2008...............................        9,026
    21,400   U.S. Bank NA,
               4.95%, 10/30/2014...............................       20,839
     5,500   UnitedHealth Group, Inc.,
               4.75%, 02/10/2014...............................        5,278
     5,345   Wachovia Capital Trust III,
               5.80%, 08/29/2049...............................        5,389

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
             FINANCE -- (CONTINUED)
$   10,000   Wachovia Corp.,
               5.25%, 08/01/2014...............................  $     9,878
     2,725   Wellpoint, Inc.,
               5.00%, 01/15/2011...............................        2,692
     1,000   Wells Fargo Bank NA,
               6.45%, 02/01/2011...............................        1,044
     2,760   Willis North America, Inc.,
               5.63%, 07/15/2015...............................        2,642
                                                                 -----------
                                                                     455,567
                                                                 -----------
             HEALTH CARE -- 0.4%
     9,000   Becton, Dickinson & Co.,
               6.70%, 08/01/2028...............................        9,872
     7,725   CVS Corp.,
               6.13%, 08/15/2016...............................        7,971
     8,575   Pharmacia Corp.,
               6.60%, 12/01/2028...............................        9,708
     8,000   Wyeth,
               7.25%, 03/01/2023...............................        9,069
                                                                 -----------
                                                                      36,620
                                                                 -----------
             SERVICES -- 0.9%
    13,500   COX Communications, Inc.,
               5.45%, 12/15/2014...............................       13,152
    15,000   FedEx Corp.,
               3.50%, 04/01/2009...............................       14,407
     7,850   Harrah's Operating Co., Inc.,
               6.50%, 06/01/2016...............................        7,028
    10,900   Harvard University,
               8.13%, 04/15/2007...............................       10,983
    10,800   News America, Inc.,
               6.40%, 12/15/2035...............................       10,729
     5,530   Time Warner, Inc.,
               5.50%, 11/15/2011...............................        5,516
    15,020   Viacom, Inc.,
               6.88%, 04/30/2036...............................       14,850
                                                                 -----------
                                                                      76,665
                                                                 -----------
             TECHNOLOGY -- 1.2%
    10,000   BellSouth Telecommunications,
               6.38%, 06/01/2028...............................       10,011
    15,000   Comcast Cable Communications, Inc.,
               6.88%, 06/15/2009...............................       15,517
     1,000   Comcast Cable Communications, Inc.,
               8.50%, 05/01/2027...............................        1,228
     8,500   Deutsche Telekom International Finance B.V.,
               8.25%, 06/15/2030...............................       10,449
     3,400   Embarq Corp.,
               7.08%, 06/01/2016...............................        3,461
    19,425   General Electric Co.,
               5.00%, 02/01/2013...............................       19,209
    14,325   Siemens Finance,
               5.75%, 10/17/2016 (I)...........................       14,518
    15,000   Telecom Italia Capital,
               5.25%, 10/01/2015...............................       14,012

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
             TECHNOLOGY -- (CONTINUED)
$    5,000   Verizon Communications, Inc.,
               5.35%, 02/15/2011...............................  $     5,008
     4,400   Verizon Communications, Inc.,
               5.55%, 02/15/2016...............................        4,385
       500   Verizon Global Funding Corp.,
               7.25%, 12/01/2010...............................          533
       500   Verizon Global Funding Corp.,
               7.75%, 12/01/2030...............................          586
                                                                 -----------
                                                                      98,917
                                                                 -----------
             TRANSPORTATION -- 0.1%
     8,700   Southwest Airlines Co.,
               5.75%, 12/15/2016...............................        8,526
                                                                 -----------
             UTILITIES -- 0.5%
     1,000   Alabama Power Co.,
               7.13%, 10/01/2007...............................        1,012
     4,605   Consolidated Edison,
               5.30%, 12/01/2016...............................        4,525
     7,800   Midamerican Energy Holdings Co.,
               6.13%, 04/01/2036...............................        7,863
    17,285   Northern Border Pipeline Co.,
               7.75%, 09/01/2009...............................       18,280
     8,000   Southern Cal Edison Co.,
               5.55%, 01/15/2037...............................        7,646
     3,335   Taqa Abu Dhabi National,
               5.88%, 10/27/2016 (I)...........................        3,359
       750   TransCanada Pipelines Ltd.,
               6.49%, 01/21/2009...............................          766
                                                                 -----------
                                                                      43,451
                                                                 -----------
             Total corporate bonds: investment grade
               (cost $866,744).................................  $   883,840
                                                                 -----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 0.1%
             SERVICES -- 0.1%
    10,400   Times Mirror Co.,
               7.50%, 07/01/2023...............................  $     9,222
     3,100   Wyndham Worldwide,
               6.00%, 12/01/2016 (I)...........................        3,045
                                                                 -----------
             Total corporate bonds: non-investment grade
               (cost $14,233)..................................  $    12,267
                                                                 -----------
U.S. GOVERNMENT SECURITIES -- 12.3%
             OTHER DIRECT FEDERAL OBLIGATIONS -- 2.2%
             FEDERAL HOME LOAN BANK
    61,000   4.875% 2011.......................................  $    60,758
                                                                 -----------
             FINANCING CORPORATION
    17,617   Zero Coupon Strip,
               4.44% 2013 (M)..................................       12,502
                                                                 -----------
             TENNESSEE VALLEY AUTHORITY
    64,300   4.375% 2015.......................................       61,652
    50,000   6.00% 2013........................................       52,675
                                                                 -----------
                                                                     114,327
                                                                 -----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
U.S. GOVERNMENT SECURITIES -- (CONTINUED)
             U.S. TREASURY SECURITIES -- 10.1%
$   63,075   2.00% 2016 (O)....................................  $    61,921
    64,600   2.375% 2025 (O)...................................       68,854
   171,300   3.50% 2010........................................      165,278
   201,225   3.875% 2010.......................................      195,896
   100,175   4.375% 2010.......................................       99,021
   171,875   4.875% 2011.......................................      172,989
    44,700   5.375% 2031.......................................       47,881
    38,650   6.25% 2023........................................       44,487
                                                                 -----------
                                                                     856,327
                                                                 -----------
             Total U.S. government securities
               (cost $1,048,030)...............................  $ 1,043,914
                                                                 -----------
U.S. GOVERNMENT AGENCIES -- 2.0%
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.8%
     9,345   2.50% 2013........................................  $     9,125
    59,656   6.50% 2035 -- 2036................................       60,761
                                                                 -----------
                                                                      69,886
                                                                 -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.0%
       131   6.50% 2036........................................          134
                                                                 -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.7%
    26,622   5.50% 2036........................................       26,487
    10,393   6.00% 2024 -- 2035................................       10,558
     3,764   6.50% 2026 -- 2035................................        3,869
    14,146   7.00% 2031 -- 2033................................       14,618
       132   7.50% 2035........................................          137
     2,474   8.00% 2026 -- 2031................................        2,620
       191   9.00% 2016 -- 2023................................          205
                                                                 -----------
                                                                      58,494
                                                                 -----------
             OTHER GOVERNMENT AGENCIES -- 0.5%
    35,028   Postal Square L.P.,
               8.95% 2022......................................       43,239
                                                                 -----------
             Total U.S. government agencies
               (cost $168,333).................................  $   171,753
                                                                 -----------
             Total long-term investments
               (cost $7,653,967)...............................  $ 8,111,131
                                                                 -----------
SHORT-TERM INVESTMENTS -- 24.3%
             FINANCE -- 2.2%
    90,000   FHLB Discount Note,
               5.26%, 01/12/2007 (M)...........................  $    89,845
   100,000   FNMA Discount Note,
               5.17%, 01/30/2007 (M)...........................       99,571
                                                                 -----------
                                                                     189,416
                                                                 -----------
             REPURCHASE AGREEMENTS -- 1.0%
    19,171   Banc of America Securities TriParty Joint
               Repurchase Agreement,
               5.31%, 01/02/2007...............................       19,171
    26,436   BNP Paribas TriParty Joint Repurchase Agreement,
               5.31%, 01/02/2007...............................       26,436

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
             REPURCHASE AGREEMENTS -- (CONTINUED)
$      287   Deutsche Bank Securities Joint Repurchase
               Agreement,
               4.80%, 01/02/2007...............................  $       287
    16,548   Deutsche Bank Securities TriParty Joint Repurchase
               Agreement,
               5.30%, 01/02/2007...............................       16,548
     5,651   Morgan Stanley & Co., Inc. TriParty Joint
               Repurchase Agreement,
               5.30%, 01/02/2007...............................        5,651
    16,548   UBS Securities TriParty Joint Repurchase
               Agreement,
               5.31%, 01/02/2007...............................       16,548
                                                                 -----------
                                                                      84,641
                                                                 -----------
  SHARES
----------
             SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
             LENDING -- 21.1%
 1,781,676   BNY Institutional Cash Reserve Fund...............  $ 1,781,676
                                                                 -----------
             Total short-term investments
               (cost $2,055,733)...............................  $ 2,055,733
                                                                 -----------
             Total investments in securities
               (cost $9,709,700) (C)...........................  $10,166,864
                                                                 ===========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 12.52% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $386,598, which represents 4.57% of total net assets.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $9,740,353 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $ 598,962
      Unrealized depreciation.......................   (172,451)
                                                      ---------
      Net unrealized appreciation...................  $ 426,511
                                                      =========

  (D)Currently non-income producing.

 (G) Security is partially on loan at December 31, 2006.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $127,328, which represents 1.51% of total net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2006.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (O)U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                                                                     UNREALIZED
                                                                 MARKET         CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                                  TRANSACTION         VALUE           AMOUNT            DATE            (DEPRECIATION)
-----------                                  -----------         ------         --------         ---------         --------------
Japanese Yen                                    Sell              $793            $794           1/05/2007               $1
                                                                                                                         ==

The accompanying notes are an integral part of these financial statements.

 HARTFORD BLUE CHIP STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 99.1%
            BASIC MATERIALS -- 0.6%
       8    Carpenter Technology Corp. .......................  $    820
                                                                --------
            CAPITAL GOODS -- 5.2%
      19    Boeing Co. .......................................     1,670
      15    Caterpillar, Inc. ................................       902
      12    Cummins, Inc. (G).................................     1,359
      22    Lam Research Corp. (D)(G).........................     1,129
      75    Teradyne, Inc. (D)................................     1,123
      18    United Technologies Corp. ........................     1,113
                                                                --------
                                                                   7,296
                                                                --------
            CONSUMER CYCLICAL -- 15.4%
      17    Altria Group, Inc. (G)............................     1,433
      79    American Eagle Outfitters, Inc. ..................     2,449
      56    AnnTaylor Stores Corp. (D)(G).....................     1,849
       6    AutoZone, Inc. (D)................................       740
      22    Coach, Inc. (D)...................................       924
      28    Family Dollar Stores, Inc. .......................       823
      25    Federated Department Stores, Inc. (G).............       946
      15    J. C. Penney Co., Inc. (G)........................     1,168
      26    Kohl's Corp. (D)..................................     1,786
      16    Lennar Corp. (G)..................................       850
      35    Nordstrom, Inc. (G)...............................     1,747
      11    Nutri/System, Inc. (D)(G).........................       672
       1    NVR, Inc. (D)(G)..................................       800
      36    Office Depot, Inc. (D)............................     1,366
      12    Sherwin-Williams Co. .............................       757
      58    TJX Cos., Inc. (G)................................     1,643
      18    Wal-Mart Stores, Inc. ............................       831
      11    WESCO International, Inc. (D).....................       653
                                                                --------
                                                                  21,437
                                                                --------
            CONSUMER STAPLES -- 4.7%
      19    Anheuser-Busch Cos., Inc. ........................       940
      32    Campbell Soup Co. (G).............................     1,225
      15    General Mills, Inc. ..............................       876
      20    H.J. Heinz Co. ...................................       918
      13    PepsiCo, Inc. ....................................       783
      15    Procter & Gamble Co. .............................       963
      14    UST, Inc. (G).....................................       809
                                                                --------
                                                                   6,514
                                                                --------
            ENERGY -- 2.4%
      18    ExxonMobil Corp. .................................     1,356
      29    Frontier Oil Corp. (G)............................       828
      36    Halliburton Co. ..................................     1,115
                                                                --------
                                                                   3,299
                                                                --------
            FINANCE -- 13.9%
      33    Aetna, Inc. ......................................     1,434
      10    Affiliated Managers Group, Inc. (D)(G)............     1,030
      15    American Express Co. .............................       892
      63    Charles Schwab Corp. .............................     1,225
       2    Chicago Mercantile Exchange Holdings, Inc. .......       846
      16    Federal Home Loan Mortgage Corp. .................     1,059
      19    First Marblehead Corp. (G)........................     1,025

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
       5    Goldman Sachs Group, Inc. ........................  $  1,057
      37    Humana, Inc. (D)..................................     2,052
      12    IntercontinentalExchange, Inc. (D)(G).............     1,262
      15    Nuveen Investments, Inc. Class A..................       799
      27    Philadelphia Consolidated Holding Corp. (D).......     1,221
      19    T. Rowe Price Group, Inc. ........................       845
      29    UnitedHealth Group, Inc. .........................     1,552
      25    W.R. Berkley Corp. ...............................       877
      19    Wellcare Health Plans, Inc. (D)(G)................     1,316
      10    Wellpoint, Inc. (D)...............................       795
                                                                --------
                                                                  19,287
                                                                --------
            HEALTH CARE -- 15.3%
      28    Abbott Laboratories...............................     1,358
      21    Amgen, Inc. (D)...................................     1,414
      19    Barr Pharmaceuticals, Inc. (D)....................       932
      15    Caremark Rx, Inc. (G).............................       857
      33    Coventry Health Care, Inc. (D)....................     1,667
      65    Endo Pharmaceuticals Holdings, Inc. (D)...........     1,784
      21    Forest Laboratories, Inc. (D).....................     1,068
      40    ImClone Systems, Inc. (D)(G)......................     1,078
      29    Johnson & Johnson.................................     1,928
      16    Laboratory Corp. of America Holdings (D)(G).......     1,183
      28    McKesson Corp. ...................................     1,435
      32    Merck & Co., Inc. ................................     1,400
      16    Monsanto Co. .....................................       856
      45    Mylan Laboratories, Inc. (G)......................       890
      32    Schering-Plough Corp. (G).........................       752
      25    Sierra Health Services, Inc. (D)..................       887
      15    Techne Corp. (D)..................................       843
      19    Wyeth.............................................       978
                                                                --------
                                                                  21,310
                                                                --------
            SERVICES -- 10.1%
      14    Alliance Data Systems Corp. (D)...................       862
      28    Autodesk, Inc. (D)................................     1,113
      22    Choice Hotels International, Inc. ................       922
      32    Comcast Corp. Class A (D).........................     1,350
       8    Corporate Executive Board Co. (G).................       728
      43    DirecTV Group, Inc. (D)(G)........................     1,077
      13    McGraw-Hill Cos., Inc. ...........................       911
      16    Moody's Corp. ....................................     1,112
      60    News Corp. Class A................................     1,280
      10    Omnicom Group, Inc. ..............................     1,014
      15    SEI Investments Co. (G)...........................       917
      32    Walt Disney Co. ..................................     1,093
      29    Warner Music Group Corp. (G)......................       670
      26    Waste Management, Inc. ...........................       960
                                                                --------
                                                                  14,009
                                                                --------
            TECHNOLOGY -- 27.7%
      57    Altera Corp. (D)..................................     1,122
      15    Amphenol Corp. Class A (G)........................       937
     112    BEA Systems, Inc. (D).............................     1,414
      34    BMC Software, Inc. (D)(G).........................     1,092
     114    Cisco Systems, Inc. (D)...........................     3,113
      69    Citizens Communications Co. (G)...................       993

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
      12    Danaher Corp. (G).................................  $    877
      24    Dolby Laboratories, Inc. Class A (D)..............       729
      21    Emerson Electric Co. .............................       908
      36    General Electric Co. .............................     1,336
       3    Google, Inc. (D)..................................     1,179
      57    Hewlett-Packard Co. ..............................     2,364
      44    Intel Corp. ......................................       895
      21    International Business Machines Corp. ............     2,069
      35    Intuit, Inc. (D)..................................     1,080
      18    Lexmark International, Inc. ADR (D)...............     1,340
      14    Lockheed Martin Corp. ............................     1,271
      44    McAfee, Inc. (D)..................................     1,243
      35    MEMC Electronic Materials, Inc. (D)(G)............     1,386
      28    Microchip Technology, Inc. (G)....................       922
      69    Microsoft Corp. ..................................     2,069
      56    Motorola, Inc. ...................................     1,149
      31    Network Appliance, Inc. (D).......................     1,206
      20    NVIDIA Corp. (D)..................................       755
     130    Oracle Corp. (D)..................................     2,226
      29    Qualcomm, Inc. ...................................     1,100
      18    Raytheon Co. (G)..................................       961
      47    Red Hat, Inc. (D)(G)..............................     1,076
      35    VeriSign, Inc. (D)................................       849
      35    Xilinx, Inc. .....................................       821
                                                                --------
                                                                  38,482
                                                                --------
            TRANSPORTATION -- 3.1%
      28    AMR Corp. (D)(G)..................................       843
      35    Continental Airlines, Inc. (D)(G).................     1,427
      15    Harley-Davidson, Inc. (G).........................     1,057
      20    US Airways Group, Inc. (D)(G).....................     1,050
                                                                --------
                                                                   4,377
                                                                --------
            UTILITIES -- 0.7%
      46    AES Corp. (D).....................................     1,003
                                                                --------
            Total common stock
              (cost $130,542).................................  $137,834
                                                                --------
EXCHANGE-TRADED FUNDS -- 0.5%
            INVESTMENT POOLS AND FUNDS -- 0.5%
      13    iShares Russell 1000 Growth Index Fund............  $    721
                                                                --------
            Total exchange traded funds
              (cost $725).....................................  $    721
                                                                --------
            Total long-term investments
              (cost $131,267).................................  $138,555
                                                                --------
PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
 SHORT-TERM INVESTMENTS -- 22.3%
            REPURCHASE AGREEMENTS -- 0.6%
 $   298    BNP Paribas Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................  $    298
     236    RBS Greenwich Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................       236
     298    UBS Securities LLC Repurchase Agreement,
              4.75%, 01/02/2007...............................       298
                                                                --------
                                                                     832
                                                                --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 21.7%
  30,218    Navigator Prime Portfolio.........................  $ 30,218
                                                                --------
            Total short-term investments
              (cost $31,050)..................................  $ 31,050
                                                                --------
            Total investments in securities
              (cost $162,317) (C).............................  $169,605
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $162,736 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $ 9,485
      Unrealized depreciation.........................   (2,616)
                                                        -------
      Net unrealized appreciation.....................  $ 6,869
                                                        =======

  (D)Currently non-income producing.

 (G) Security is partially on loan at December 31, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE (W)
---------                                                       -----------
 COMMON STOCK -- 94.3%
            BASIC MATERIALS -- 12.7%
   2,008    Aracruz Celulose S.A. ADR.........................  $   122,987
   2,013    Arch Coal, Inc. ..................................       60,438
   1,819    BHP Billiton Ltd. ADR (G).........................       72,285
   5,787    Cameco Corp. .....................................      234,100
   7,247    Companhia Vale do Rio Doce ADR....................      215,530
   5,506    Dow Chemical Co. .................................      219,902
   1,198    Freeport-McMoRan Copper & Gold, Inc. Class B
              (G).............................................       66,759
     501    Peabody Energy Corp. .............................       20,241
     832    Phelps Dodge Corp. ...............................       99,547
     586    Potash Corp. of Saskatchewan......................       84,022
   2,695    Rio Tinto plc (A).................................      142,816
   2,221    Teck Cominco Ltd. Class B.........................      167,433
   5,306    Vedanta Resources plc (A).........................      126,374
   4,263    Xstrata plc (A)...................................      212,122
                                                                -----------
                                                                  1,844,556
                                                                -----------
            CAPITAL GOODS -- 9.2%
   2,200    3M Co. ...........................................      171,462
  10,810    ABB Ltd. ADR......................................      194,362
   1,887    Boeing Co. .......................................      167,641
   1,500    Caterpillar, Inc. ................................       91,995
   1,655    Deere & Co. ......................................      157,369
   4,959    Ingersoll-Rand Co. Class A........................      194,050
   1,752    ITT Corp. ........................................       99,520
   1,509    Joy Global, Inc. .................................       72,950
     500    National Oilwell Varco, Inc. (D)..................       30,590
   9,411    Xerox Corp. (G)(D)................................      159,511
                                                                -----------
                                                                  1,339,450
                                                                -----------
            CONSUMER CYCLICAL -- 6.5%
   7,237    Federated Department Stores, Inc. ................      275,962
   7,438    Gap, Inc. ........................................      145,033
     795    Lotte Shopping Co. GDR (G)(D).....................       16,134
   5,972    Toyota Motor Corp. (A)............................      399,688
   2,375    Wal-Mart Stores, Inc. ............................      109,678
                                                                -----------
                                                                    946,495
                                                                -----------
            CONSUMER STAPLES -- 3.7%
   3,049    Bunge Ltd. .......................................      221,068
   3,383    Constellation Brands, Inc. Class A (D)............       98,167
   2,373    Cosan S.A. Industria E Comercio (D)...............       49,652
      --    Japan Tobacco, Inc. (A)...........................          711
   2,012    Procter & Gamble Co. .............................      129,336
   2,208    Tyson Foods, Inc. Class A.........................       36,320
                                                                -----------
                                                                    535,254
                                                                -----------
            ENERGY -- 6.8%
   6,900    Halliburton Co. ..................................      214,245
   1,247    Occidental Petroleum Corp. .......................       60,911
   2,312    RAO Gazprom Class S ADR (K).......................      106,353
   2,985    Sasol Ltd. ADR....................................      110,139
   1,000    Valero Energy Corp. ..............................       51,160

                                                                  MARKET
 SHARES                                                          VALUE (W)
---------                                                       -----------
            ENERGY -- (CONTINUED)
   4,960    Weatherford International Ltd. (D)................  $   207,258
   5,000    XTO Energy, Inc. (G)..............................      235,250
                                                                -----------
                                                                    985,316
                                                                -----------
            FINANCE -- 14.2%
   4,720    ACE Ltd. .........................................      285,896
  20,590    Akbank T.A.S. (A).................................      123,547
   1,400    American International Group, Inc. ...............      100,324
     926    Assurant, Inc. ...................................       51,150
     209    Augsburg Re AG (H)(A)(D)..........................           --
   1,750    Capital One Financial Corp. ......................      134,435
   4,778    Citigroup, Inc. (G)...............................      266,118
     975    Eurocastle Investment Ltd. .......................       49,696
   4,400    European Capital Ltd. (D)(H)(A)PFIC...............       57,304
     382    ICICI Bank Ltd. (D) (I)...........................        7,729
     646    Muenchener Rueckversicherungs-Gesellschaft AG
              (A).............................................      110,819
     391    ORIX Corp. (A)PFIC................................      113,242
     259    Raiffeisen International Bank-Holding AG (A)......       39,453
   3,515    Reliance Zero (D) (I).............................      100,940
   1,401    UBS AG............................................       84,522
   2,885    Uniao de Bancos Brasileiros S.A. GDR (G)..........      268,208
   3,614    Wellpoint, Inc. (D)...............................      284,401
                                                                -----------
                                                                  2,077,784
                                                                -----------
            HEALTH CARE -- 4.1%
   2,440    Eli Lilly & Co. ..................................      127,114
   1,151    Sanofi-Aventis S.A. (A)...........................      106,080
     817    Sierra Health Services, Inc. (G)(D)...............       29,445
   4,394    Teva Pharmaceutical Industries Ltd. ADR...........      136,562
   3,980    Wyeth.............................................      202,667
                                                                -----------
                                                                    601,868
                                                                -----------
            SERVICES -- 5.5%
     527    Fluor Corp. (G)...................................       43,046
      30    Harvey Weinstein Master L.P. (D)(H)(A)............       37,543
     313    Melco PBL Entertainment Limited ADR (D)...........        6,661
   5,900    News Corp. Class A................................      126,732
   1,610    Starwood Hotels & Resorts.........................      100,650
   9,448    Sun Microsystems, Inc. (D)........................       51,208
   2,899    Viacom, Inc. Class B (D)..........................      118,942
   9,066    Walt Disney Co. ..................................      310,692
                                                                -----------
                                                                    795,474
                                                                -----------
            TECHNOLOGY -- 27.3%
   3,323    Adobe Systems, Inc. (D)...........................      136,649
   2,332    Amdocs Ltd. (D)...................................       90,357
   4,106    AT&T, Inc. (G)....................................      146,779
   5,579    Broadcom Corp. Class A (G)(D).....................      180,264
   9,032    Cisco Systems, Inc. (D)...........................      246,855
   5,133    Citigroup Global Certificate -- Bharti
              Televentures (D)................................       73,197
   2,473    Cognex Corp. (G)..................................       58,912
   4,787    Corning, Inc. (D).................................       89,556
  22,643    EMC Corp. (D)(G)..................................      298,888
  10,939    General Electric Co. .............................      407,029
     541    Google, Inc. (D)..................................      249,304

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE (W)
---------                                                       -----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
  v5,133    Hewlett-Packard Co. ..............................  $   211,420
  13,953    Hon Hai Precision Industry Co., Ltd. (A)..........       99,274
   1,558    Intel Corp. ......................................       31,554
   1,462    International Business Machines Corp. ............      142,033
   1,352    L-3 Communications Holdings, Inc. (G).............      110,575
   3,200    Lockheed Martin Corp. ............................      294,661
   7,003    Medtronic, Inc. (G)...............................      374,747
  10,631    Motorola, Inc. ...................................      218,565
   6,483    Oracle Corp. (D)..................................      111,110
     106    Rakuten, Inc. (D)(A)..............................       49,400
   2,244    Raytheon Co. .....................................      118,483
     254    S.O.I. Tec, S.A. (D)(A)...........................        8,987
     200    Samsung Electronics Co., Ltd. (A).................      131,202
   5,502    Turkcell Iletisim Hizmetleri ADR..................       73,614
   6,757    Turkcell Iletisim Hizmetleri AS (A)...............       33,119
                                                                -----------
                                                                  3,986,534
                                                                -----------
            TRANSPORTATION -- 0.6%
  57,507    Air China Ltd. (A)................................       30,992
     993    Royal Caribbean Cruises Ltd. .....................       41,078
     245    US Airways Group, Inc. (D)(J).....................       13,182
                                                                -----------
                                                                     85,252
                                                                -----------
            UTILITIES -- 3.7%
   3,017    American Electric Power Co., Inc. ................      128,468
  15,945    British Energy Group plc (D)(A)...................      169,012
   1,872    Suntech Power Holdings Co. Ltd. ADR (G)(D)........       63,671
   2,016    TXU Corp. ........................................      109,266
     835    Veolia Environment S.A. (A).......................       63,702
                                                                -----------
                                                                    534,119
                                                                -----------
            Total common stock
              (cost $11,241,252)..............................  $13,732,102
                                                                -----------
EXCHANGE-TRADED FUNDS -- 3.2%
            INVESTMENT POOLS AND FUNDS -- 3.2%
   1,280    Ishares MSCI EAFE Index Fund (G)..................  $    93,765
   4,259    Nasdaq 100 Shares (G).............................      183,831
   1,309    S&P 500 Depositary Receipt (G)....................      185,540
                                                                -----------
            Total exchange-traded funds
              (cost $465,380).................................  $   463,136
                                                                -----------
PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE (W)
--------                                                        -----------
       v
 CORPORATE BONDS: INVESTMENT GRADE -- 0.2%
            FINANCE -- 0.2%
$ 26,500    UBS Luxembourg S.A.,
              6.23%, 02/11/2015...............................  $    26,962
                                                                -----------
            Total corporate bonds: investment grade
              (cost $26,909)..................................  $    26,962
                                                                -----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 0.0%
            FINANCE -- 0.0%
     412    Augsburg Re AG,
              0.00%, 12/31/2049 (H)(A) +......................  $       226
                                                                -----------
            Total corporate bonds: non-investment grade
              (cost $767).....................................  $       226
                                                                -----------
                                                                $       226
                                                                -----------
            Total long-term investments
              (cost $11,734,308)..............................  $14,222,426
                                                                -----------
 SHORT-TERM INVESTMENTS -- 6.6%
            REPURCHASE AGREEMENTS -- 2.5%
$ 83,702    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $    83,702
 115,419    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................      115,419
   1,254    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................        1,254
  72,248    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................       72,248
  24,670    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................       24,670
  72,248    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................       72,248
                                                                -----------
                                                                    369,541
                                                                -----------
 SHARES
--------
       V
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 4.1%
 596,978    Mellon GSL DBTII Collateral Fund..................  $   596,978
                                                                -----------
            Total short-term investments
              (cost $966,519).................................  $   966,519
                                                                -----------
            Total investments in securities
              (cost $12,700,827) (C)..........................  $15,188,945
                                                                ===========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 29.66% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $2,055,613, which represents 14.12% of total net assets.

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

     PFIC -- Passive Foreign Investment Company

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $12,726,354 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $2,592,857
      Unrealized depreciation.......................    (130,266)
                                                      ----------
      Net unrealized appreciation...................  $2,462,591
                                                      ==========

  (D)Currently non-income producing.

 (G) Security is partially on loan at December 31, 2006.

  (H)The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED        SHARES/PAR            SECURITY           COST BASIS
      --------        ----------            --------           ----------
      June, 2006           209     Augsburg Re AG -- 144A       $    67
      June, 2006        $  412     Augsburg Re AG -- 144A,
                                   0.00%, 12/31/2049                766
      October,
      2005 --
      December,
      2006               4,400     European Capital Ltd. --
                                   Reg D                         55,431
      October, 2005         30     Harvey Weinstein Master
                                   L.P. -- Reg D                 27,951

     The aggregate value of these securities at December 31, 2006 was $95,073, which represents 0.65% of total net assets.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At December 31, 2006, the market value of these securities amounted to $106.353 or 0.73% of net assets.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $108,669, which represents 0.75% of total net assets.

 (J) Securities exempt from registration under Regulation D of the Securities Act of 1933. These securities are determined to be liquid. At December 31, 2006, the market value of these securities was $13,182, which represents 0.09% of total net assets.

  +  Convertible debt security.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY COUNTRY
As of December 31, 2006

                                                  PERCENTAGE OF
COUNTRY                                            NET ASSETS
---------------------------------------------------------------
Australia                                               0.5%
---------------------------------------------------------------
Austria                                                 0.3
---------------------------------------------------------------
Brazil                                                  4.5
---------------------------------------------------------------
Canada                                                  3.3
---------------------------------------------------------------
China                                                   0.7
---------------------------------------------------------------
France                                                  1.2
---------------------------------------------------------------
Germany                                                 1.2
---------------------------------------------------------------
India                                                   0.7
---------------------------------------------------------------
Israel                                                  0.9
---------------------------------------------------------------
Japan                                                   3.9
---------------------------------------------------------------
Liberia                                                 0.3
---------------------------------------------------------------
Luxembourg                                              0.7
---------------------------------------------------------------
Netherlands                                             0.3
---------------------------------------------------------------
Russia                                                  0.7
---------------------------------------------------------------
South Africa                                            0.8
---------------------------------------------------------------
South Korea                                             1.0
---------------------------------------------------------------
Switzerland                                             1.9
---------------------------------------------------------------
Taiwan                                                  0.7
---------------------------------------------------------------
Turkey                                                  1.6
---------------------------------------------------------------
United Kingdom                                          4.5
---------------------------------------------------------------
United States                                          68.0
---------------------------------------------------------------
Short-Term Investments                                  6.6
---------------------------------------------------------------
Other Assets & Liabilities                             (4.3)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                                                                     UNREALIZED
                                                               MARKET          CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                               TRANSACTION          VALUE            AMOUNT             DATE            (DEPRECIATION)
-----------                               -----------          ------          --------         ----------         --------------
British Pound                                 Buy             $    413         $    413           1/2/2007            $    --
British Pound                                 Buy                  688              690           1/2/2007                 (2)
Euro                                          Buy                7,995            7,951           1/2/2007                 44
Euro                                          Buy                1,210            1,207           1/3/2007                  3
Euro                                         Sell              668,286          661,948         12/20/2007             (6,338)
New Turkish Lira                              Buy                1,023            1,023           1/4/2007                 --
New Turkish Lira                              Buy                1,138            1,139           1/5/2007                 (1)
                                                                                                                      -------
                                                                                                                      $(6,294)
                                                                                                                      =======

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
  COMMON STOCK -- 99.9%
            CAPITAL GOODS -- 1.0%
     2      Manitowoc Company, Inc. ..........................   $   110
                                                                 -------
            CONSUMER CYCLICAL -- 7.8%
     3      CDW Corp. ........................................       228
     5      Cheesecake Factory, Inc. (D)......................       133
     4      Copart, Inc. (D)..................................       120
     3      Kohl's Corp. (D)..................................       202
     4      Wal-Mart Stores, Inc. ............................       180
                                                                 -------
                                                                     863
                                                                 -------
            CONSUMER STAPLES -- 3.0%
     5      PepsiCo, Inc. ....................................       332
                                                                 -------
            ENERGY -- 10.2%
     3      BJ Services Co. ..................................        97
     1      Chevron Corp. ....................................        73
     4      Exxon Mobil Corp. ................................       272
     4      Halliburton Co. ..................................       129
     2      Noble Corp. ......................................       116
     3      Occidental Petroleum Corp. .......................       127
     7      XTO Energy, Inc. .................................       325
                                                                 -------
                                                                   1,139
                                                                 -------
            FINANCE -- 16.5%
     7      American International Group, Inc. ...............       523
     2      Bank of America Corp. ............................       112
     4      Citigroup, Inc. ..................................       203
     4      Commerce Bancorp, Inc. ...........................       152
     3      Countrywide Financial Corp. ......................       121
     3      Federal National Mortgage Association.............       181
     4      First Marblehead Corp. ...........................       201
     3      SLM Corp. ........................................       144
     6      TD Ameritrade Holding Corp. ......................        92
     6      UCBH Holdings, Inc. ..............................       101
                                                                 -------
                                                                   1,830
                                                                 -------
            HEALTH CARE -- 16.9%
     3      Baxter International, Inc. .......................       125
     5      Boston Scientific Corp. (D).......................        88
     3      CVS Corp. ........................................        91
     4      Eli Lilly & Co. ..................................       189
     3      Genzyme Corp. (D).................................       162
     2      Invitrogen Corp. (D)..............................        93
     2      Johnson & Johnson.................................       155
     3      Lincare Holdings, Inc. (D)........................       124
     2      Novartis AG ADR...................................       124
    13      Schering-Plough Corp. ............................       310
     5      Teva Pharmaceutical Industries Ltd. ADR...........       157
     6      Walgreen Co. .....................................       257
                                                                 -------
                                                                   1,875
                                                                 -------
            SERVICES -- 12.8%
     2      Automatic Data Processing, Inc. ..................       116
     2      Cintas Corp. .....................................        79
     1      FedEx Corp. ......................................       128
     3      H & R Block, Inc. ................................        71
     6      IMS Health, Inc. .................................       157
     2      Jackson Hewitt Tax Service, Inc. .................        82

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            SERVICES -- (CONTINUED)
     2      Jacobs Engineering Group, Inc. (D)................   $   179
     2      Omnicom Group, Inc. ..............................       183
     8      Time Warner, Inc. ................................       184
     3      Viacom, Inc. Class B (D)..........................       113
     3      Weight Watchers International, Inc. ..............       131
                                                                 -------
                                                                   1,423
                                                                 -------
            TECHNOLOGY -- 29.1%
     6      Adobe Systems, Inc. (D)...........................       263
     4      Affiliated Computer Services, Inc. Class A (D)....       173
     2      Apple Computer, Inc. (D)..........................       170
     9      Citrix Systems, Inc. (D)..........................       254
     3      Cognos, Inc. (D)..................................       146
    10      General Electric Co. .............................       355
    12      Intel Corp. ......................................       244
     3      International Business Machines Corp. ............       287
     7      Linear Technology Corp. ..........................       217
     2      Medtronic, Inc. ..................................        88
    16      Microsoft Corp. ..................................       487
    10      Motorola, Inc. ...................................       208
    13      Symantec Corp. (D)................................       261
     2      Zebra Technologies Corp. Class A (D)..............        83
                                                                 -------
                                                                   3,236
                                                                 -------
            TRANSPORTATION -- 1.6%
     2      Carnival Corp. ...................................        86
     6      Gentex Corp. .....................................        95
                                                                 -------
                                                                     181
                                                                 -------
            UTILITIES -- 1.0%
     1      Questar Corp. ....................................       114
                                                                 -------
            Total common stock
              (cost $9,564)...................................   $11,103
                                                                 -------
SHORT-TERM INVESTMENTS -- 0.4%
            INVESTMENT POOLS AND FUNDS -- 0.4%
    47      State Street Bank Money Market Fund...............   $    47
                                                                 -------
            Total short-term investments
              (cost $47)......................................   $    47
                                                                 -------
            Total investments in securities
              (cost $9,611) (C)...............................   $11,150
                                                                 =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.62% of total net assets at December 31, 2006.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $9,709 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation..........................  $1,879
      Unrealized depreciation..........................    (438)
                                                         ------
      Net unrealized appreciation......................  $1,441
                                                         ======

  (D)Currently non-income producing.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD DISCIPLINED EQUITY HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 96.5%
            BASIC MATERIALS -- 4.7%
     844    Alcoa, Inc. (U)...................................  $   25,322
     152    Freeport-McMoRan Copper & Gold, Inc. Class B
              (G).............................................       8,460
     256    Goodyear Tire & Rubber Co. (D)(G).................       5,380
     568    Kimberly-Clark Corp. .............................      38,582
     200    Lyondell Chemical Co. (G).........................       5,124
                                                                ----------
                                                                    82,868
                                                                ----------
            CAPITAL GOODS -- 5.1%
     128    3M Co. ...........................................      10,006
     111    Black & Decker Corp. (G)..........................       8,869
     218    Hasbro, Inc. .....................................       5,949
     771    Lam Research Corp. (D)#...........................      39,048
     280    Parker-Hannifin Corp. ............................      21,496
      72    Terex Corp. (D)(U)................................       4,643
                                                                ----------
                                                                    90,011
                                                                ----------
            CONSUMER CYCLICAL -- 7.6%
     695    Altria Group, Inc. #..............................      59,643
     272    Dillard's, Inc. (G)...............................       9,515
     449    Gap, Inc. ........................................       8,750
     531    Kohl's Corp. (D)..................................      36,302
     473    Office Depot, Inc. (D)(G).........................      18,047
                                                                ----------
                                                                   132,257
                                                                ----------
            CONSUMER STAPLES -- 1.6%
     202    General Mills, Inc. ..............................      11,630
      36    Kraft Foods, Inc. ................................       1,285
     239    Reynolds American, Inc. (G).......................      15,634
                                                                ----------
                                                                    28,549
                                                                ----------
            ENERGY -- 10.1%
     562    Chevron Corp. ....................................      41,346
     761    ConocoPhillips (U)................................      54,740
     348    ExxonMobil Corp. .................................      26,667
     198    Hess Corp. (U)....................................       9,795
      33    Marathon Oil Corp. ...............................       3,089
     841    Occidental Petroleum Corp. .......................      41,056
                                                                ----------
                                                                   176,693
                                                                ----------
            FINANCE -- 23.2%
     556    ACE Ltd. .........................................      33,677
     617    Assurant, Inc. ...................................      34,084
     239    Axis Capital Holdings Ltd. .......................       7,962
   1,208    Bank of America Corp. ............................      64,500
   1,335    Citigroup, Inc. ..................................      74,340
      73    Comerica, Inc. ...................................       4,284
     480    Countrywide Financial Corp. (G)...................      20,380
      43    Everest Re Group Ltd. ............................       4,248
     209    Goldman Sachs Group, Inc. ........................      41,604
     426    Lehman Brothers Holdings, Inc. #..................      33,240
      94    MBIA, Inc. (G)....................................       6,875
     103    PNC Financial Services Group, Inc. (G)............       7,634
      85    Ryder System, Inc. ...............................       4,330
     289    St. Paul Travelers Cos., Inc. ....................      15,538

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
     419    TD Ameritrade Holding Corp. ......................  $    6,771
     387    UnitedHealth Group, Inc. .........................      20,810
     394    US Bancorp........................................      14,262
     593    Western Union Co. ................................      13,299
                                                                ----------
                                                                   407,838
                                                                ----------
            HEALTH CARE -- 12.6%
     850    Abbott Laboratories...............................      41,413
     322    Amgen, Inc. (D)#..................................      21,975
     394    Amylin Pharmaceuticals, Inc. (D)(G)...............      14,227
   1,458    Bristol-Myers Squibb Co. .........................      38,377
     208    Cephalon, Inc. (D)(G).............................      14,673
     401    Forest Laboratories, Inc. (D).....................      20,306
      86    Gilead Sciences, Inc. (D).........................       5,610
     746    McKesson Corp. ...................................      37,843
     562    Schering-Plough Corp. ............................      13,295
     260    Wyeth #...........................................      13,219
                                                                ----------
                                                                   220,938
                                                                ----------
            SERVICES -- 7.3%
     520    Accenture Ltd. Class A #..........................      19,215
     208    Comcast Corp. Class A (D)(U)#(G)..................       8,824
     420    EchoStar Communications Corp. Class A (D).........      15,965
      60    Manpower, Inc. ...................................       4,526
     234    McGraw-Hill Cos., Inc. ...........................      15,883
     108    Omnicom Group, Inc. (G)...........................      11,243
     440    United Parcel Service, Inc. Class B...............      33,014
     171    Walt Disney Co. ..................................       5,870
     357    Waste Management, Inc. ...........................      13,138
                                                                ----------
                                                                   127,678
                                                                ----------
            TECHNOLOGY -- 21.7%
   1,166    AT&T, Inc. (G)....................................      41,681
     366    BellSouth Corp. ..................................      17,242
     154    CenturyTel, Inc. .................................       6,706
     268    Cisco Systems, Inc. (D)...........................       7,334
     543    Dover Corp. ......................................      26,638
     593    First Data Corp. .................................      15,138
     422    General Electric Co. .............................      15,703
     802    Hewlett-Packard Co. ..............................      33,026
     304    International Business Machines Corp. ............      29,563
     436    Lockheed Martin Corp. ............................      40,133
     385    MEMC Electronic Materials, Inc. (D)...............      15,057
   1,475    Microsoft Corp. ..................................      44,044
   1,722    Motorola, Inc. ...................................      35,411
     305    Oracle Corp. (D)..................................       5,226
     690    Qwest Communications International, Inc. (D)(G)...       5,774
     365    Sprint Nextel Corp. ..............................       6,885
     620    Symantec Corp. (D)(G).............................      12,925
     281    Whirlpool Corp. ..................................      23,304
                                                                ----------
                                                                   381,790
                                                                ----------
            TRANSPORTATION -- 0.2%
      52    General Dynamics Corp. ...........................       3,829
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD DISCIPLINED EQUITY HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
       v    UTILITIES -- 2.4%
     156    FirstEnergy Corp. ................................  $    9,387
     180    NRG Energy, Inc. (D)(G)...........................      10,065
     432    TXU Corp. ........................................      23,440
                                                                ----------
                                                                    42,892
                                                                ----------
            Total common stock
              (cost $1,466,049)...............................  $1,695,343
                                                                ----------
PRINCIPAL
 AMOUNT
 -------
       V
 SHORT-TERM INVESTMENTS -- 4.8%
            REPURCHASE AGREEMENTS -- 3.1%
 $12,340    Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $   12,340
  17,016    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................      17,016
     185    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................         185
  10,651    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................      10,651
   3,637    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................       3,637
  10,651    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................      10,651
                                                                ----------
                                                                    54,480
                                                                ----------
 SHARES
 -------
       V
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 1.7%
  30,653    BNY Institutional Cash Reserve Fund...............  $   30,653
                                                                ----------
            Total short-term investments
              (cost $85,133)..................................  $   85,133
                                                                ----------
            Total investments in securities
              (cost $1,551,182) (C)...........................  $1,780,476
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $1,552,490 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $245,144
      Unrealized depreciation........................   (17,158)
                                                       --------
      Net unrealized appreciation....................  $227,986
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at December 31, 2006.

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

  (U)At December 31, 2006, securities valued at $103,324 were designated to cover open call options written as follows (see Note 2 to accompanying Notes to Financial Statements):

                             NUMBER OF    EXERCISE   EXPIRATION    MARKET     PREMIUMS
      ISSUER                 CONTRACTS*    PRICE        DATE      VALUE (W)   RECEIVED
      ------                 ----------   --------   ----------   ---------   --------
      Alcoa, Inc.               860        $32.50      Jan-07        $ 13       $ 38
      Comcast Corp.             487         45.00      Feb-07          33         31
      ConocoPhillips            604         80.00      Feb-07          30         60
      Hess Corp.                409         55.00      Jan-07           6         41
      Terex Corp.               162         70.00      Feb-07          29         38
                                                                     ----       ----
      Total                                                          $111       $208
                                                                     ====       ====

  *  The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

     FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                     UNREALIZED
                              NUMBER OF                             APPRECIATION
      DESCRIPTION             CONTRACTS*   POSITION   EXPIRATION   (DEPRECIATION)
      -----------             ----------   --------   ----------   --------------
      S&P 500 Mini               600         Long       Mar-07          $618
                                                                        ====

     Cash of $2,498 was pledged as initial margin deposit for open futures contracts at December 31, 2006.

The accompanying notes are an integral part of these financial statements.

 HARTFORD DIVIDEND AND GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                         VALUE (W)
----------                                                       ----------
COMMON STOCK -- 99.1%
             BASIC MATERIALS -- 7.1%
     3,440   Alcoa, Inc. ......................................  $  103,240
       454   Bowater, Inc. (G).................................      10,208
     1,330   Companhia Vale do Rio Doce ADR (G)................      39,564
     2,602   E.I. DuPont de Nemours & Co. (G)..................     126,740
     1,726   International Paper Co. (G).......................      58,846
     1,263   Kimberly-Clark Corp. .............................      85,848
       755   Newmont Mining Corp. (G)..........................      34,084
       114   Rio Tinto plc ADR.................................      24,288
       653   Rohm & Haas Co. ..................................      33,387
                                                                 ----------
                                                                    516,205
                                                                 ----------
             CAPITAL GOODS -- 5.1%
     1,151   American Standard Cos., Inc. .....................      52,783
     1,200   Deere & Co. ......................................     114,036
       779   KLA-Tencor Corp. (G)..............................      38,775
       571   Parker-Hannifin Corp. ............................      43,929
     1,276   Pitney Bowes, Inc. ...............................      58,920
     3,578   Xerox Corp. (D)...................................      60,654
                                                                 ----------
                                                                    369,097
                                                                 ----------
             CONSUMER CYCLICAL -- 8.2%
     1,491   Altria Group, Inc. ...............................     127,966
       888   Avery Dennison Corp. .............................      60,294
       153   Genuine Parts Co. ................................       7,271
       593   Home Depot, Inc. (G)..............................      23,819
     1,012   Limited Brands, Inc. (G)..........................      29,273
     2,120   McDonald's Corp. .................................      93,993
       359   NIKE, Inc. Class B (G)............................      35,562
     1,854   Sysco Corp. (G)...................................      68,146
     3,219   Wal-Mart Stores, Inc. (G).........................     148,649
                                                                 ----------
                                                                    594,973
                                                                 ----------
             CONSUMER STAPLES -- 5.4%
       732   Bunge Ltd. (G)....................................      53,063
     1,630   Coca-Cola Co. ....................................      78,628
       789   Nestle S.A. ADR...................................      69,923
       750   Procter & Gamble Co. (G)..........................      48,190
     2,526   Tyson Foods, Inc. Class A (G).....................      41,556
       884   Unilever N.V. NY Shares...........................      24,084
     1,145   Weyerhaeuser Co. (G)..............................      80,887
                                                                 ----------
                                                                    396,331
                                                                 ----------
             ENERGY -- 15.7%
       677   BP plc ADR........................................      45,400
     3,282   Chevron Corp. ....................................     241,318
     1,649   ConocoPhillips....................................     118,638
     1,832   EnCana Corp. .....................................      84,165
     3,482   ExxonMobil Corp. .................................     266,815
     1,168   Royal Dutch Shell plc.............................      82,669
       833   Schlumberger Ltd. (G).............................      52,587
     2,514   Total S.A. ADR....................................     180,814
     1,475   XTO Energy, Inc. .................................      69,380
                                                                 ----------
                                                                  1,141,786
                                                                 ----------

                                                                   MARKET
  SHARES                                                         VALUE (W)
----------                                                       ----------
             FINANCE -- 17.9%
     1,081   ACE Ltd. .........................................  $   65,482
     1,186   Allstate Corp. ...................................      77,188
     1,352   American International Group, Inc. ...............      96,891
     4,116   Bank of America Corp. ............................     219,731
     3,942   Citigroup, Inc. ..................................     219,556
     1,000   Federal Home Loan Mortgage Corp. .................      67,927
       466   JP Morgan Chase & Co. ............................      22,515
       977   MBIA, Inc. (G)....................................      71,409
       980   Merrill Lynch & Co., Inc. ........................      91,247
       758   Metlife, Inc. (G).................................      44,700
       370   PNC Financial Services Group, Inc. ...............      27,380
       530   Prudential Financial, Inc. (G)....................      45,463
     1,292   State Street Corp. (G)............................      87,133
     1,471   Synovus Financial Corp. ..........................      45,357
     1,766   UBS AG............................................     106,519
       463   Western Union Co. (G).............................      10,372
                                                                 ----------
                                                                  1,298,870
                                                                 ----------
             HEALTH CARE -- 9.3%
     2,879   Abbott Laboratories...............................     140,231
     1,004   AstraZeneca plc ADR...............................      53,764
     3,694   Bristol-Myers Squibb Co. .........................      97,223
     2,855   Eli Lilly & Co. (G)...............................     148,761
       967   Sanofi-Aventis S.A. ADR...........................      44,665
     5,267   Schering-Plough Corp. ............................     124,510
       806   Teva Pharmaceutical Industries Ltd. ADR...........      25,047
       889   Wyeth.............................................      45,248
                                                                 ----------
                                                                    679,449
                                                                 ----------
             SERVICES -- 7.0%
     1,634   Accenture Ltd. Class A............................      60,355
       726   Automatic Data Processing, Inc. ..................      35,755
     1,647   CBS Corp. Class B.................................      51,343
     1,386   Comcast Corp. Class A (D)(G)......................      58,680
       946   Comcast Corp. Special Class A (D)(G)..............      39,602
     1,234   New York Times Co. Class A (G)....................      30,055
     2,026   Time Warner, Inc. (G).............................      44,128
       765   United Parcel Service, Inc. Class B (G)...........      57,390
     1,109   Viacom, Inc. Class B (D)..........................      45,492
       705   Warner Music Group Corp. .........................      16,175
     1,873   Waste Management, Inc. ...........................      68,852
                                                                 ----------
                                                                    507,827
                                                                 ----------
             TECHNOLOGY -- 17.9%
     6,465   AT&T, Inc. (G)....................................     231,124
       851   BellSouth Corp. ..................................      40,105
     3,922   EMC Corp. (D).....................................      51,772
     1,695   First Data Corp. (G)..............................      43,259
     5,738   General Electric Co. .............................     213,525
     1,531   International Business Machines Corp. ............     148,727
       678   Lockheed Martin Corp. ............................      62,460
     1,536   Maxim Integrated Products, Inc. ..................      47,027
     1,745   Medtronic, Inc. ..................................      93,364
     3,178   Microsoft Corp. ..................................      94,898
     3,750   Motorola, Inc. ...................................      77,098
       846   SanDisk Corp. (D)(G)..............................      36,386
     2,795   Sprint Nextel Corp. (G)...........................      52,788

The accompanying notes are an integral part of these financial statements.

 HARTFORD DIVIDEND AND GROWTH HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                         VALUE (W)
----------                                                       ----------
COMMON STOCK -- (CONTINUED)
             TECHNOLOGY -- (CONTINUED)
     2,021   Verizon Communications, Inc. .....................  $   75,271
       388   Whirlpool Corp. (G)...............................      32,220
                                                                 ----------
                                                                  1,300,024
                                                                 ----------
             TRANSPORTATION -- 0.5%
     2,595   Southwest Airlines Co. (G)........................      39,762
                                                                 ----------
             UTILITIES -- 5.0%
     1,136   Dominion Resources, Inc. .........................      95,217
     2,047   Exelon Corp. (G)..................................     126,659
     1,615   FPL Group, Inc. (G)...............................      87,872
       618   Progress Energy, Inc. (G).........................      30,307
       324   Veolia Environment ADR (G)........................      24,384
                                                                 ----------
                                                                    364,439
                                                                 ----------
             Total common stock
               (cost $5,686,706)...............................  $7,208,763
                                                                 ----------
PRINCIPAL
  AMOUNT
----------
SHORT-TERM INVESTMENTS -- 16.9%
             REPURCHASE AGREEMENTS -- 1.0%
$   17,123   Bank of America Securities TriParty Joint
               Repurchase Agreement,
               5.31%, 01/02/2007...............................  $   17,123
    23,612   BNP Paribas TriParty Joint Repurchase Agreement,
               5.31%, 01/02/2007...............................      23,612
       256   Deutsche Bank Securities Joint Repurchase
               Agreement,
               4.80%, 01/02/2007...............................         256
    14,780   Deutsche Bank Securities TriParty Joint Repurchase
               Agreement,
               5.30%, 01/02/2007...............................      14,780
     5,047   Morgan Stanley & Co., Inc. TriParty Joint
               Repurchase Agreement,
               5.30%, 01/02/2007...............................       5,047
    14,780   UBS Securities TriParty Joint Repurchase
               Agreement,
               5.31%, 01/02/2007...............................      14,780
                                                                 ----------
                                                                     75,598
                                                                 ----------
                                                                   MARKET
  SHARES                                                          VALUE U
----------                                                       ----------
             SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
             LENDING -- 15.9%
 1,155,920   BNY Institutional Cash Reserve Fund...............  $1,155,920
                                                                 ----------
             Total short-term investments
               (cost $1,231,518)...............................  $1,231,518
                                                                 ----------
             Total investments in securities
               (cost $6,918,224) (C)...........................  $8,440,281
                                                                 ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.79% of total net assets at December 31, 2006.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $6,923,219 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $1,578,478
      Unrealized depreciation.......................     (61,416)
                                                      ----------
      Net unrealized appreciation...................  $1,517,062
                                                      ==========

  (D)Currently non-income producing.

 (G) Security is partially on loan at December 31, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD EQUITY INCOME HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 98.4%
            BASIC MATERIALS -- 8.8%
     86     Air Products and Chemicals, Inc. .................  $  6,016
    229     Alcoa, Inc. ......................................     6,866
    233     Dow Chemical Co. .................................     9,304
    128     E.I. DuPont de Nemours & Co. .....................     6,244
     56     International Paper Co. (G).......................     1,901
     90     Kimberly-Clark Corp. .............................     6,096
     70     PPG Industries, Inc. .............................     4,495
                                                                --------
                                                                  40,922
                                                                --------
            CAPITAL GOODS -- 6.2%
     56     3M Co. ...........................................     4,380
    120     American Standard Cos., Inc. .....................     5,520
     61     Deere & Co. ......................................     5,790
     96     Goodrich Corp. ...................................     4,391
    192     Pitney Bowes, Inc. ...............................     8,854
                                                                --------
                                                                  28,935
                                                                --------
            CONSUMER CYCLICAL -- 3.3%
    182     Altria Group, Inc. ...............................    15,631
                                                                --------
            CONSUMER STAPLES -- 6.6%
    100     Campbell Soup Co. (G).............................     3,905
     71     Colgate-Palmolive Co. ............................     4,645
     51     Diageo plc ADR....................................     4,068
    112     General Mills, Inc. ..............................     6,425
    131     Kellogg Co. ......................................     6,545
     83     PepsiCo, Inc. ....................................     5,167
                                                                --------
                                                                  30,755
                                                                --------
            ENERGY -- 10.6%
    188     Chevron Corp. ....................................    13,846
     74     ConocoPhillips....................................     5,347
    291     ExxonMobil Corp. .................................    22,298
    142     Halliburton Co. ..................................     4,418
     53     Royal Dutch Shell plc ADR.........................     3,774
                                                                --------
                                                                  49,683
                                                                --------
            FINANCE -- 31.5%
    107     ACE Ltd. .........................................     6,505
    102     Allstate Corp. ...................................     6,635
    410     Bank of America Corp. ............................    21,912
    129     Bank of New York Co., Inc. .......................     5,075
    155     Chubb Corp. ......................................     8,211
    384     Citigroup, Inc. ..................................    21,394
    268     Host Hotels & Resorts, Inc. ......................     6,582
    236     JP Morgan Chase & Co. ............................    11,404
     89     Merrill Lynch & Co., Inc. ........................     8,295
    145     PNC Financial Services Group, Inc. ...............    10,771
     65     SunTrust Banks, Inc. .............................     5,476
    213     UBS AG............................................    12,850
    379     US Bancorp........................................    13,702
     69     Wachovia Corp. ...................................     3,955
    129     Wells Fargo & Co. ................................     4,586
                                                                --------
                                                                 147,353
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            HEALTH CARE -- 6.4%
    131     Abbott Laboratories...............................  $  6,361
    156     Baxter International, Inc. .......................     7,216
    167     Bristol-Myers Squibb Co. .........................     4,406
    230     Wyeth.............................................    11,708
                                                                --------
                                                                  29,691
                                                                --------
            SERVICES -- 2.2%
     52     Gannett Co., Inc. ................................     3,164
     62     R.R. Donnelley & Sons Co. ........................     2,203
    129     Waste Management, Inc. ...........................     4,740
                                                                --------
                                                                  10,107
                                                                --------
            TECHNOLOGY -- 11.7%
    401     AT&T, Inc. (G)....................................    14,345
    121     BellSouth Corp. ..................................     5,684
    106     Chunghwa Telecom Co., Ltd. ADR....................     2,094
    532     General Electric Co. .............................    19,807
    145     Sprint Nextel Corp. ..............................     2,739
    273     Verizon Communications, Inc. .....................    10,172
                                                                --------
                                                                  54,841
                                                                --------
            UTILITIES -- 11.1%
    116     American Electric Power Co., Inc. ................     4,952
    104     Consolidated Edison, Inc. ........................     4,995
    125     Dominion Resources, Inc. .........................    10,442
     24     Entergy Corp. ....................................     2,244
    103     Exelon Corp. .....................................     6,357
    225     FPL Group, Inc. ..................................    12,252
     81     PPL Corp. ........................................     2,885
     90     SCANA Corp. ......................................     3,640
    105     Southern Co. .....................................     3,858
                                                                --------
                                                                  51,625
                                                                --------
            Total common stock
              (cost $398,191).................................  $459,543
                                                                --------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 3.1%
            REPURCHASE AGREEMENTS -- 1.6%
 $1,683     Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $  1,683
  2,321     BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................     2,321
     25     Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................        25
  1,453     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................     1,453

The accompanying notes are an integral part of these financial statements.

 HARTFORD EQUITY INCOME HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $  496     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................  $    496
  1,453     UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................     1,453
                                                                --------
                                                                   7,431
                                                                --------

SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 1.5%
  7,211     BNY Institutional Cash Reserve Fund...............  $  7,211
                                                                --------
            Total short-term investments
              (cost $14,642)..................................  $ 14,642
                                                                --------
            Total investments in securities
              (cost $412,833) (C).............................  $474,185
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.88% of total net assets at December 31, 2006.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $412,940 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation                           $63,759
      Unrealized depreciation.........................   (2,514)
                                                        -------
      Net unrealized appreciation.....................  $61,245
                                                        =======

 (G) Security is partially on loan at December 31, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD FOCUS HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
  COMMON STOCK -- 99.2%
            BASIC MATERIALS -- 4.5%
    56      Alcoa, Inc. ......................................   $ 1,678
    28      Cameco Corp. .....................................     1,133
    33      Companhia Vale do Rio Doce ADR....................       972
                                                                 -------
                                                                   3,783
                                                                 -------
            CAPITAL GOODS -- 3.9%
    15      Boeing Co. .......................................     1,341
    20      Deere & Co. ......................................     1,854
                                                                 -------
                                                                   3,195
                                                                 -------
            CONSUMER CYCLICAL -- 6.8%
    72      Circuit City Stores, Inc. ........................     1,374
    69      D.R. Horton, Inc. ................................     1,836
    14      Home Depot, Inc. .................................       566
    40      Wal-Mart Stores, Inc. ............................     1,829
                                                                 -------
                                                                   5,605
                                                                 -------
            CONSUMER STAPLES -- 4.2%
    26      Clorox Co. .......................................     1,681
    67      Unilever N.V. NY Shares...........................     1,834
                                                                 -------
                                                                   3,515
                                                                 -------
            ENERGY -- 4.3%
    43      EnCana Corp. .....................................     1,985
    50      Halliburton Co. ..................................     1,553
                                                                 -------
                                                                   3,538
                                                                 -------
            FINANCE -- 20.3%
    79      Citigroup, Inc. ..................................     4,411
    57      Countrywide Financial Corp. ......................     2,415
    70      E*Trade Financial Corp. (D).......................     1,578
    16      Muenchener Rueckversicherungs-Gesellschaft AG
              (A).............................................     2,691
    57      UBS AG............................................     3,445
    43      UnitedHealth Group, Inc. .........................     2,316
                                                                 -------
                                                                  16,856
                                                                 -------
            HEALTH CARE -- 11.5%
    75      Boston Scientific Corp. (D).......................     1,289
    52      Bristol-Myers Squibb Co. .........................     1,379
   109      Elan Corp. plc ADR (D)............................     1,612
    51      Eli Lilly & Co. ..................................     2,647
    57      Sanofi-Aventis S.A. ADR...........................     2,641
                                                                 -------
                                                                   9,568
                                                                 -------
            SERVICES -- 10.4%
    27      Accenture Ltd. Class A............................     1,004
    42      United Parcel Service, Inc. Class B...............     3,119
    56      Viacom, Inc. Class B (D)..........................     2,310
   150      XM Satellite Radio Holdings, Inc. Class A (D).....     2,173
                                                                 -------
                                                                   8,606
                                                                 -------
            TECHNOLOGY -- 33.3%
    31      Adobe Systems, Inc. (D)...........................     1,262
    64      AT&T, Inc. .......................................     2,288

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            TECHNOLOGY -- (CONTINUED)
    37      Broadcom Corp. Class A (D)........................   $ 1,186
   106      Cisco Systems, Inc. (D)...........................     2,902
   221      EMC Corp. (D).....................................     2,913
    86      First Data Corp. .................................     2,197
   108      General Electric Co. .............................     4,001
    67      Maxim Integrated Products, Inc. ..................     2,055
    76      Medtronic, Inc. ..................................     4,056
   113      Sprint Nextel Corp. ..............................     2,138
    29      Texas Instruments, Inc. ..........................       821
    70      Yahoo!, Inc. (D)..................................     1,788
                                                                 -------
                                                                  27,607
                                                                 -------
            Total common stock
              (cost $78,005)..................................   $82,273
                                                                 -------
PRINCIPAL
AMOUNT
---------
  SHORT-TERM INVESTMENTS -- 0.8%
            REPURCHASE AGREEMENTS -- 0.8%
  $141      Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................   $   141
   194      BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................       194
     2      Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................         2
   122      Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................       122
    42      Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................        42
   122      UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................       122
                                                                 -------
            Total short-term investments
              (cost $623).....................................   $   623
                                                                 -------
            Total investments in securities
              (cost $78,628) (C)..............................   $82,896
                                                                 =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 19.68% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $2,691, which represents 3.25% of total net assets.

The accompanying notes are an integral part of these financial statements.

 HARTFORD FOCUS HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $78,722 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $ 7,236
      Unrealized depreciation.........................   (3,062)
                                                        -------
      Net unrealized appreciation.....................  $ 4,174
                                                        =======

  (D)Currently non-income producing.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                           MARKET
  SHARES                                                                  VALUE (W)
-----------                                                               ---------
COMMON STOCK -- 59.1%
                      BASIC MATERIALS -- 3.4%
         56           Cameco Corp. .....................................  $  2,277
         88           Companhia Vale do Rio Doce ADR....................     2,614
         37           Freeport-McMoRan Copper & Gold, Inc. Class B......     2,062
         12           Vallourec (A).....................................     3,603
         40           Xstrata plc (A)...................................     2,008
                                                                          --------
                                                                            12,564
                                                                          --------
                      CAPITAL GOODS -- 1.0%
         41           Boeing Co. # .....................................     3,642
                                                                          --------
                      CONSUMER CYCLICAL -- 5.2%
         55           Best Buy Co., Inc. # .............................     2,698
        586           Carphone Warehouse Group plc (A)#.................     3,592
         81           eBay, Inc. (D)....................................     2,433
         18           Nintendo Co. Ltd. (A).............................     4,608
        767           Tesco plc (A).....................................     6,064
                                                                          --------
                                                                            19,395
                                                                          --------
                      CONSUMER STAPLES -- 3.9%
         21           Fomento Economico Mexicano S.A. de C.V. ADR #.....     2,431
          1           Japan Tobacco, Inc. (A)...........................     3,127
          8           Nestle S.A. (A)...................................     2,698
         74           Reckitt Benckiser plc (A).........................     3,382
         55           Royal Numico N.V. (A).............................     2,937
                                                                          --------
                                                                            14,575
                                                                          --------
                      ENERGY -- 2.3%
         23           Noble Corp. ......................................     1,744
         50           RAO Gazprom Class S ADR (K).......................     2,291
         70           Schlumberger Ltd. # ..............................     4,440
                                                                          --------
                                                                             8,475
                                                                          --------
                      FINANCE -- 9.3%
         26           Deutsche Boerse AG (A)#...........................     4,828
        148           E*Trade Financial Corp. (D)#......................     3,307
         34           Erste Bank Der Oesterreichischen Sparkassen AG
                        (A)#............................................     2,621
         20           Goldman Sachs Group, Inc. # ......................     4,007
         14           KBC Groep N.V. (A)................................     1,758
        397           Man Group plc (A).................................     4,053
         11           ORIX Corp. (A)PFIC................................     3,190
         53           Standard Chartered plc (A)#.......................     1,552
         --           Sumitomo Mitsui Financial Group, Inc. (A)(Q) .....     1,710
        116           Sumitomo Realty & Development Co., Ltd. (A) ......     3,719
         62           UBS AG (A)........................................     3,730
                                                                          --------
                                                                            34,475
                                                                          --------
                      HEALTH CARE -- 6.1%
         24           Celgene Corp. (D)#................................     1,352
         72           Eisai Co., Ltd. (A)...............................     3,950

                                                                           MARKET
  SHARES                                                                  VALUE (W)
-----------                                                               ---------
                      HEALTH CARE -- (CONTINUED)
        165           Elan Corp. plc ADR (D)............................  $  2,437
         71           Monsanto Co. # ...................................     3,709
        199           Schering-Plough Corp. # ..........................     4,695
         90           St. Jude Medical, Inc. (D)........................     3,294
         64           Wyeth #...........................................     3,269
                                                                          --------
                                                                            22,706
                                                                          --------
                      SERVICES -- 6.1%
        118           Comcast Corp. Class A (D)#........................     4,986
      1,148           EMI Group plc (A)#................................     5,952
         78           Las Vegas Sands Corp. (D)#........................     6,988
         29           United Parcel Service, Inc. Class B...............     2,152
        116           Warner Music Group Corp. # .......................     2,651
                                                                          --------
                                                                            22,729
                                                                          --------
                      TECHNOLOGY -- 21.0%
        162           ABB Ltd. (A)......................................     2,903
        130           Activision, Inc. (D)..............................     2,241
        111           Adobe Systems, Inc. (D)#..........................     4,568
         98           America Movil S.A. de C.V. ADR #..................     4,432
        132           American Tower Corp. Class A (D)#.................     4,932
        112           ASML Holding N.V. (A)(D)..........................     2,755
        117           Brambles Ltd. (A)(D)..............................     1,179
         82           Broadcom Corp. Class A (D)........................     2,659
        155           Cisco Systems, Inc. (D)#..........................     4,236
        163           Corning, Inc. (D)#................................     3,052
         39           Danaher Corp. #...................................     2,805
        210           EMC Corp. (D)#....................................     2,769
         14           Google, Inc. (D)#.................................     6,447
         93           Hewlett-Packard Co. # ............................     3,818
        431           Hon Hai Precision Industry Co., Ltd. (A)..........     3,067
        120           Intel Corp. # ....................................     2,424
         79           Motorola, Inc. # .................................     1,632
         84           Network Appliance, Inc. (D)#......................     3,315
        132           Oracle Corp. (D)#.................................     2,269
          6           Rakuten, Inc. (A)(D)..............................     2,902
         26           Research In Motion Ltd. (D).......................     3,335
          4           Samsung Electronics Co., Ltd. (A).................     2,837
         64           SanDisk Corp. (D)#................................     2,732
        162           Sharp Corp. (A)...................................     2,785
         67           Telenor ASA (A)...................................     1,246
                                                                          --------
                                                                            77,340
                                                                          --------
                      TRANSPORTATION -- 0.5%
         25           Ryanair Holdings plc ADR (D)(G)...................     2,029
                                                                          --------
                      UTILITIES -- 0.3%
         12           Veolia Environment S.A. (A).......................       941
                                                                          --------
                      Total common stock
                        (cost $184,054).................................  $218,871
                                                                          --------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                                 MARKET
  AMOUNT                                                                  VALUE (W)
-----------                                                               ---------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 10.3%
                      FINANCE -- 10.3%
$       445           Advanta Business Card Master Trust,
                        5.15%, 10/20/2010...............................  $    444
        900           Advanta Business Card Master Trust,
                        5.42%, 04/20/2011 (L)#..........................       901
        521           American Express Credit Account Master Trust,
                        5.35%, 01/18/2011 (L)#..........................       520
      1,130           American Honda Finance Corp.,
                        5.40%, 07/23/2007 (I)(L)#.......................     1,130
        127           ARMS II,
                        5.58%, 09/10/2034 (L)...........................       127
      1,415           Arran Residential Mortgages Funding,
                        5.34%, 04/12/2036 (I)(L)........................     1,415
        916           Asset Backed Securities Corp. Home Equity Loan
                        Trust,
                        5.41%, 07/25/2036 (L)#..........................       916
        660           Banc of America Commercial Mortgage, Inc.,
                        5.35%, 09/10/2047 (L)...........................       656
        500           Bank One Issuance Trust,
                        5.46%, 06/15/2011 (L)...........................       501
        595           Bear Stearns Commercial Mortgage Securities, Inc.,
                        4.68%, 08/13/2039 #.............................       576
      1,025           Bear Stearns Commercial Mortgage Securities, Inc.,
                        5.48%, 10/12/2041 (L)#..........................     1,034
        450           Bear Stearns Commercial Mortgage Securities, Inc.,
                        5.61%, 11/15/2033 #.............................       456
        540           Capital Auto Receivables Asset Trust,
                        5.23%, 02/15/2009 #.............................       539
      1,507           Capital One Auto Finance Trust,
                        5.31%, 05/15/2009 #.............................     1,507
        620           Capital One Prime Auto Receivables Trust,
                        5.37%, 04/15/2011 (L)#..........................       620
      1,195           Caterpillar Financial Asset Trust,
                        5.59%, 02/25/2009 #.............................     1,196
        265           Chase Issuance Trust,
                        5.37%, 07/15/2010 (L)...........................       265
        270           Chase Manhattan Auto Owner Trust,
                        5.37%, 01/15/2009...............................       270
        446           Collegiate Funding Services Education Loan Trust
                        I,
                        5.37%, 09/28/2017 (L)...........................       446
        149           Collegiate Funding Services Education Loan Trust
                        I,
                        5.38%, 09/29/2014 (L)...........................       149
        124           Credit-Based Asset Servicing and Securitization,
                        5.47%, 08/25/2035 (L)...........................       125
        219           Crusade Global Trust,
                        5.42%, 06/17/2037 (L)#..........................       219

 PRINCIPAL                                                                 MARKET
AMOUNT (B)                                                                VALUE (W)
-----------                                                               ---------
                      FINANCE -- (CONTINUED)
$        65           Crusade Global Trust,
                        5.52%, 01/16/2035 (L)...........................  $     65
        147           Crusade Global Trust,
                        5.55%, 09/18/2034 (L)#..........................       147
         83           Crusade Global Trust,
                        5.57%, 01/17/2034 (L)...........................        83
        450           CS First Boston Mortgage Securities Corp.,
                        3.94%, 05/15/2038 #.............................       418
        802           DaimlerChrysler Auto Trust,
                        2.58%, 04/08/2009 #.............................       792
        670           DaimlerChrysler Master Owner Trust,
                        5.36%, 08/17/2009 (L)#..........................       670
        400           Discover Card Master Trust I,
                        5.37%, 05/15/2010 (L)#..........................       400
        285           Discover Card Master Trust I,
                        5.38%, 04/16/2010 (L)#..........................       285
        645           Discover Card Master Trust I,
                        5.49%, 04/16/2010 (L)#..........................       646
 GBP    116           European Loan Conduit,
                        5.42%, 11/01/2029 (I)(L)........................       228
        931           First Union-Chase Commercial Mortgage,
                        6.65%, 06/15/2031 #.............................       951
        700           Ford Credit Floorplan Master Owner Trust,
                        5.50%, 05/15/2010 (L)#..........................       700
        500           GE Capital Credit Card Master Note Trust,
                        5.39%, 09/15/2010 (L)#..........................       500
      1,135           GE Capital Credit Card Master Note Trust,
                        5.40%, 06/15/2010 (L)#..........................     1,135
      1,099           GE Commercial Loan Trust,
                        5.43%, 04/19/2015 (I)(L)........................     1,099
      1,267           GE Commercial Loan Trust,
                        5.96%, 07/19/2015 (I)(L)#.......................     1,267
        208           GE Corporate Aircraft Financing LLC,
                        5.52%, 09/25/2013 (I)(L)........................       208
        114           Granite Master Issuer plc,
                        5.38%, 06/20/2030 (L)...........................       114
         75           Granite Mortgages plc,
                        5.66%, 07/20/2019 (L)...........................        75
        835           Greenwich Capital Commercial Funding Corp.,
                        5.22%, 04/10/2037 (L)...........................       829
        516           Harley-Davidson Motorcycle Trust,
                        5.06%, 06/15/2010 (I)...........................       515
      1,340           Household Affinity Credit Card Master Note Trust
                        I,
                        5.47%, 02/15/2010 (L)#..........................     1,342
         16           Household Automotive Trust,
                        4.16%, 09/17/2008...............................        16
        453           Household Automotive Trust,
                        5.40%, 06/17/2009...............................       453
        835           Household Automotive Trust,
                        5.61%, 06/17/2009...............................       836
        730           Hyundai Auto Receivables Trust,
                        5.25%, 09/15/2009...............................       730
      1,130           John Deere Owner Trust,
                        5.41%, 11/17/2008 #.............................     1,130

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                                 MARKET
AMOUNT (B)                                                                VALUE (W)
-----------                                                               ---------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
                      FINANCE -- (CONTINUED)
$       143           Medallion Trust,
                        5.50%, 05/25/2035 (L)...........................  $    143
        154           Medallion Trust,
                        5.56%, 12/21/2033 (L)...........................       154
        375           Morgan Stanley Capital I,
                        5.23%, 09/15/2042 #.............................       372
        590           Morgan Stanley Capital I,
                        5.91%, 08/12/2041 (L)#..........................       603
        196           Morgan Stanley Dean Witter Capital I,
                        6.20%, 07/15/2033...............................       197
      1,025           Morgan Stanley Dean Witter Capital I,
                        6.51%, 04/15/2034 #.............................     1,076
        478           National RMBS Trust,
                        5.47%, 03/20/2034 (L)...........................       478
        101           New Century Home Equity Loan Trust,
                        5.64%, 03/25/2035 (L)...........................       101
        455           Nissan Auto Receivables Owner Trust,
                        5.18%, 08/15/2008 #.............................       455
        496           Nomura Asset Securities Corp.,
                        6.59%, 03/15/2030 #.............................       502
        226           Option One Mortgage Loan Trust,
                        5.51%, 08/25/2035 (L)...........................       226
        383           Permanent Financing plc,
                        5.50%, 06/10/2011 (L)#..........................       383
        570           Prudential Commercial Mortgage Trust,
                        4.49%, 02/11/2036 #.............................       548
         59           Residential Asset Securities Corp.,
                        5.45%, 08/25/2035 (L)...........................        59
        530           SLM Student Loan Trust,
                        5.54%, 07/25/2012 (L)...........................       530
        895           Volkswagen Credit Auto Master Trust,
                        5.37%, 07/20/2010 (L)#..........................       895
        830           Wachovia Auto Owners Trust,
                        5.41%, 04/20/2009 #.............................       830
        500           Wachovia Bank Commercial Mortgage Trust,
                        5.12%, 07/15/2042 #.............................       494
        343           Westpac Securitisation Trust,
                        5.46%, 03/23/2036 (L)...........................       345
                                                                          --------
                      Total asset & commercial
                        mortgage backed securities
                        (cost $38,020)..................................  $ 38,037
                                                                          --------
CORPORATE BONDS: INVESTMENT GRADE -- 18.0%
                      BASIC MATERIALS -- 0.1%
        490           Vale Overseas Ltd.,
                        6.25%, 01/23/2017 #.............................  $    492
                                                                          --------
                      CAPITAL GOODS -- 0.3%
  EUR   500           Rolls-Royce plc,
                        6.38%, 06/14/2007 #.............................       667
        595           United Technologies Corp.,
                        5.47%, 06/01/2009 (L)#..........................       596
                                                                          --------
                                                                             1,263
                                                                          --------

 PRINCIPAL                                                                 MARKET
AMOUNT (B)                                                                VALUE (W)
-----------                                                               ---------
                      CONSUMER CYCLICAL -- 1.4%
$       670           Altria Group, Inc.,
                        7.20%, 02/01/2007 #.............................  $    671
        485           DaimlerChrysler N.A. Holdings Corp.,
                        4.88%, 06/15/2010 #.............................       473
 EUR    580           Marks and Spencer plc,
                        4.19%, 01/16/2007 (L)#..........................       766
        750           Staples, Inc.,
                        7.13%, 08/15/2007 #.............................       756
 EUR  1,300           Volkswagen Group Services AG,
                        3.74%, 09/27/2007 (L)#..........................     1,714
        730           Wal-Mart Stores, Inc.,
                        5.25%, 09/01/2035 #.............................       670
                                                                          --------
                                                                             5,050
                                                                          --------
                      CONSUMER STAPLES -- 0.3%
        300           Cia Brasileira de Bebidas,
                        10.50%, 12/15/2011 #............................       363
 EUR    520           Imperial Tobacco Finance,
                        6.25%, 06/06/2007 #.............................       692
                                                                          --------
                                                                             1,055
                                                                          --------
                      ENERGY -- 1.0%
      1,020           Anadarko Petroleum Corp.,
                        5.76%, 09/15/2009 (L)#..........................     1,024
        320           Citigroup Global Markets,
                        9.13%, 04/25/2007 #.............................       323
        900           ConocoPhillips,
                        5.37%, 04/11/2007 (L)#..........................       900
        900           ConocoPhillips Australia Funding Co.,
                        5.47%, 04/09/2009 (L)...........................       901
        415           Nakilat Inc.,
                        6.07%, 12/31/2033 (I)...........................       412
                                                                          --------
                                                                             3,560
                                                                          --------
                      FINANCE -- 7.4%
        660           Abbey National Treasury Service,
                        5.37%, 06/29/2007 (L)#..........................       660
        660           Avalon Properties, Inc.,
                        6.88%, 12/15/2007...............................       667
 EUR    785           Bank of America Corp.,
                        3.72%, 11/20/2008 (L)#..........................     1,037
      1,300           Bank of America Corp.,
                        5.53%, 03/06/2007 (L)...........................     1,300
 EUR    500           Banque PSA Finance,
                        3.40%, 06/21/2007 (L)...........................       660
        500           Berkshire Hathaway Finance Corp.,
                        5.42%, 01/11/2008 (L)#..........................       501
        450           Boeing Capital Corp.,
                        4.75%, 08/25/2008...............................       447
      1,300           Caterpillar Financial Services Corp.,
                        5.39%, 02/12/2007 (L)#..........................     1,300
        400           Countrywide Home Loans,
                        6.94%, 07/16/2007 #.............................       403
 EUR  1,000           Credit Agricole,
                        3.48%, 10/17/2007 (L)...........................     1,320
 EUR    880           Credit Agricole,
                        3.57%, 07/11/2007 (L)#..........................     1,162

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                                 MARKET
AMOUNT (B)                                                                VALUE (W)
-----------                                                               ---------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
                      FINANCE -- (CONTINUED)
$        810          EOP Operating L.P.,
                        6.76%, 06/15/2007 #.............................  $    815
         425          ERAC USA Finance Co.,
                        5.63%, 04/30/2009 (I)(L)#.......................       426
       1,150          HBOS Treasury Services plc,
                        4.00%, 09/15/2009 (I)#..........................     1,115
         395          HSBC Finance Corp.,
                        5.41%, 02/28/2007 (L)#..........................       395
         920          International Lease Finance Corp.,
                        5.40%, 02/15/2012 (G)...........................       921
         430          Korea Development Bank,
                        4.63%, 09/16/2010 #.............................       420
 EUR     800          Lloyds TSB Bank plc,
                        5.25%, 07/14/2008 #.............................     1,072
         904          MBNA Credit Card Master Note Trust,
                        5.35%, 12/15/2010 (L)#..........................       904
 GBP     360          Metlife Global Funding,
                        5.25%, 01/09/2014 #.............................       693
         525          Mizuho Financial Group, Inc.,
                        5.79%, 04/15/2014 (I)#..........................       528
 EUR     570          Morgan Stanley,
                        4.03%, 05/29/2008 (L)#..........................       756
         665          Morgan Stanley,
                        5.41%, 04/25/2008 (L)#..........................       665
         700          Nationwide Building Society,
                        2.63%, 01/30/2007 (I)#..........................       699
 EUR     225          Nordea Bank Finland plc,
                        5.75%, 03/26/2014 (L)...........................       307
 GBP     350          Northern Trust Co.,
                        5.38%, 03/11/2015...............................       672
         215          Prudential Financial, Inc.,
                        5.10%, 12/14/2011...............................       213
 EUR     500          RCI Banque,
                        3.58%, 03/05/2007 (L)...........................       660
 EUR   1,000          Royal Bank of Canada,
                        3.62%, 02/27/2008 (L)#(Q).......................     1,319
 EUR     500          Royal Bank of Canada,
                        3.72%, 09/28/2007 (L)#..........................       660
         680          Simon Property Group L.P.,
                        6.38%, 11/15/2007 #.............................       685
         121          Southern Capital Corp.,
                        5.70%, 06/30/2022 (I)...........................       120
       1,330          St. Paul Travelers Cos., Inc.,
                        5.75%, 03/15/2007 #.............................     1,331
       1,145          Temasek Financial I Ltd.,
                        4.50%, 09/21/2015 (I)#..........................     1,086
 EUR     300          Unicredito Italiano Bank of Ireland,
                        3.55%, 01/25/2008 (L)...........................       396
         795          VTB Capital (Vneshtorgbank),
                        5.97%, 08/01/2008 (I)(L)#.......................       795
         670          VTB Capital (Vneshtorgbank),
                        6.11%, 09/21/2007 (I)(L)#.......................       672
                                                                          --------
                                                                            27,782
                                                                          --------

 PRINCIPAL                                                                 MARKET
AMOUNT (B)                                                                VALUE (W)
-----------                                                               ---------
                      FOREIGN GOVERNMENTS -- 4.0%
 AUD     410          Australian Government,
                        5.25%, 03/15/2019...............................  $    306
 EUR   2,155          Belgium Treasury Bill,
                        3.46%, 02/15/2007 (M)...........................     2,833
 EUR   1,585          Belgium Treasury Bill,
                        3.59%, 03/15/2007 (M)...........................     2,078
 CAD     740          Canadian Government,
                        5.50%, 06/01/2010 #.............................       665
 CAD     825          Canadian Government,
                        5.75%, 06/01/2033 #.............................       889
         470          Chile (Republic of),
                        5.78%, 01/28/2008 (L)...........................       471
 EUR     400          French Government,
                        4.00%, 04/25/2013 #.............................       529
 EUR     685          French Government,
                        5.00%, 10/25/2016 #.............................       976
 JPY  34,540          Japanese Government,
                        1.00%, 06/10/2016...............................       285
 JPY 178,700          Japanese Government,
                        1.40%, 09/20/2011...............................     1,515
 DKK   3,676          Kingdom of Denmark,
                        6.00%, 11/15/2009...............................       687
 PLN     580          Poland Government,
                        6.25%, 10/24/2015...............................       214
       1,270          Russian Federation,
                        10.00%, 06/26/2007 (I)#.........................     1,300
 SGD   1,350          Singapore Government,
                        4.38%, 01/15/2009 #.............................       904
 SEK   2,545          Swedish Government,
                        4.50%, 08/12/2015...............................       390
       1,000          United Mexican States,
                        6.07%, 01/13/2009 (L)#..........................     1,010
                                                                          --------
                                                                            15,052
                                                                          --------
                      HEALTH CARE -- 0.2%
 EUR     520          Alliance Boots plc,
                        3.85%, 10/19/2007 (L)...........................       687
                                                                          --------
                      SERVICES -- 1.2%
         530          Comcast Corp.,
                        5.45%, 11/15/2010 #.............................  $    532
         800          Comcast Corp.,
                        5.67%, 07/14/2009 (L)#..........................       802
 GBP     165          ITV plc,
                        7.63%, 06/06/2007 #.............................       325
         495          News America, Inc.,
                        6.40%, 12/15/2035 #.............................       492
         490          Time Warner, Inc.,
                        5.88%, 11/15/2016 #.............................       489
         355          Time Warner, Inc.,
                        6.50%, 11/15/2036 #.............................       353
       1,320          Time Warner, Inc.,
                        8.18%, 08/15/2007 #.............................     1,342
                                                                          --------
                                                                             4,335
                                                                          --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                                 MARKET
AMOUNT (B)                                                                VALUE (W)
-----------                                                               ---------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
                      TECHNOLOGY -- 1.5%
$     1,080           AT&T, Inc.,
                        5.10%, 09/15/2014 #.............................  $  1,049
        475           Cingular Wireless Services, Inc.,
                        7.88%, 03/01/2011 #.............................       518
        630           General Electric Co.,
                        5.00%, 02/01/2013...............................       623
      1,330           Siemens Finance,
                        5.42%, 08/14/2009 (I)(L)#.......................     1,330
        890           Sprint Nextel Corp,
                        6.00%, 12/01/2016 #.............................       867
  EUR   445           Telecom Italia Finance S.A.
                        6.58%, 07/30/2009 #.............................       616
        375           Verizon New England, Inc.,
                        6.50%, 09/15/2011 #.............................       386
                                                                          --------
                                                                             5,389
                                                                          --------
                      UTILITIES -- 0.6%
        350           FPL Group Capital, Inc.,
                        6.13%, 05/15/2007 #.............................       351
        810           Midamerican Energy Holdings Co.,
                        6.13%, 04/01/2036 #.............................       817
        300           Nstar,
                        8.00%, 02/15/2010 #.............................       322
  EUR   310           Veolia Environment,
                        4.00%, 02/12/2016...............................       387
        195           Virginia Electric & Power Co.,
                        5.38%, 02/01/2007 #.............................       196
                                                                          --------
                                                                             2,073
                                                                          --------
                      Total corporate bonds: investment grade
                        (cost $65,844)..................................  $ 66,738
                                                                          --------
U.S. GOVERNMENT SECURITIES -- 0.3%
                      OTHER DIRECT FEDERAL OBLIGATIONS -- 0.3%
      1,200           Federal Home Loan Bank
                      5.75%, 2012.......................................  $  1,245
                                                                          --------
                      Total U.S. government securities
                        (cost $1,202)...................................  $  1,245
                                                                          --------
U.S. GOVERNMENT AGENCIES -- 6.3%
                      FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.7%
        437           5.50% 2019 -- 2020 #..............................  $    437
      1,861           5.70% 2036 (L)#...................................     1,865
        424           6.66% 2029 (L)#...................................       438
                                                                          --------
                                                                             2,740
                                                                          --------
                      FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 5.0%
      1,392           4.78% 2014 #......................................     1,362
      1,600           4.98% 2013 (L)#...................................     1,582
      5,342           5.00% 2019 -- 2036 #..............................     5,219
      7,443           5.50% 2034 -- 2036 #..............................     7,354
        455           5.75% 2036 (L)....................................       456
      2,131           6.50% 2013 -- 2036 #..............................     2,172
          7           7.00% 2029........................................         8
                                                                          --------
                                                                            18,153
                                                                          --------

 PRINCIPAL                                                                 MARKET
  AMOUNT                                                                  VALUE (W)
-----------                                                               ---------
                      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.6%
$     1,329           5.00% 2035 #......................................  $  1,292
        435           6.00% 2028 -- 2035................................       440
         80           6.50% 2028........................................        83
        485           7.50% 2035........................................       505
         51           8.00% 2029 -- 2030................................        54
                                                                          --------
                                                                             2,374
                                                                          --------
                      Total U.S. government agencies
                        (cost $23,245)..................................  $ 23,267
                                                                          --------
                      Total long-term investments
                        (cost $312,365).................................  $348,158
                                                                          --------
SHORT-TERM INVESTMENTS -- 6.9%
                      FINANCE -- 1.2%
      1,345           Abbey National Treasury Service,
                        5.17%, 04/03/2007 #.............................  $  1,344
      1,360           ANZ Delaware, Inc.,
                        4.81%, 01/29/2007 #.............................     1,360
      1,345           Barclays Bank plc NY,
                        5.20%, 04/03/2007 #.............................     1,345
        540           Societe Generale,
                        4.77%, 01/17/2007 #.............................       540
                                                                          --------
                                                                             4,589
                                                                          --------
                      REPURCHASE AGREEMENTS -- 4.5%
      3,776           Banc of America Securities TriParty Joint
                        Repurchase Agreement,
                        5.31%, 01/02/2007...............................     3,776
      5,206           BNP Paribas TriParty Joint Repurchase Agreement,
                        5.31%, 01/02/2007...............................     5,206
         57           Deutsche Bank Securities Joint Repurchase
                        Agreement,
                        4.80%, 01/02/2007...............................        57
      3,259           Deutsche Bank Securities TriParty Joint Repurchase
                        Agreement,
                        5.30%, 01/02/2007...............................     3,259
      1,113           Morgan Stanley & Co., Inc. TriParty Joint
                        Repurchase Agreement,
                        5.30%, 01/02/2007...............................     1,113
      3,259           UBS Securities TriParty Joint Repurchase
                        Agreement,
                        5.31%, 01/02/2007...............................     3,259
                                                                          --------
                                                                            16,670
                                                                          --------
                      U.S. GOVERNMENT SECURITIES -- 0.4%
      1,375           U.S. Treasury Bill,
                        4.84%, 03/15/2007 (M)(S)........................     1,362
                                                                          --------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                           MARKET
  SHARES                                                                  VALUE (W)
-----------                                                               ---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
                      SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
                      LENDING -- 0.8%
      2,994           Mellon GSL DBTII Collateral Fund..................  $  2,991
                                                                          --------
                      Total short-term investments
                        (cost $25,612)..................................  $ 25,612
                                                                          --------
                      Total investments in securities
                        (cost $337,977) (C).............................  $373,770
                                                                          ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 41.83%% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $89,697, which represents 24.20% of total net assets.

  (B)All principal amounts are in U.S. dollars unless otherwise indicated.

      AUD   -- Australian Dollar
      CAD   -- Canadian Dollar
      DKK   -- Danish Krone
      EUR   -- EURO
      GBP   -- British Pound
      JPY   -- Japanese Yen
      PLN   -- Polish Zloty
      SEK   -- Swedish Krona
      SGD   -- Singapore Dollar
      PFIC  -- Passive Foreign Investment Company

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $340,404 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $36,881
      Unrealized depreciation.........................   (3,445)
                                                        -------
      Net unrealized appreciation.....................  $33,366
                                                        =======

  (D)Currently non-income producing.
 (G) Security is partially on loan at December 31, 2006.

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulations S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At December 31, 2006, the market value of these securities amounted to $2,291 or 0.62% of net assets.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $14,345, which represents 3.87% of total net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2006.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2006 was $1,896.

  (S)Security pledged as initial margin deposit for open futures contracts at December 31, 2006.

     FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                        UNREALIZED
                                 NUMBER OF                             APPRECIATION
      DESCRIPTION                CONTRACTS*   POSITION   EXPIRATION   (DEPRECIATION)
      -----------                ----------   --------   ----------   --------------
      5 Year U.S. Treasury Note      86        Short     March 2007        $ 35
      10 Year Australian Bond        78         Long     March 2007         (47)
      10 Year Canadian Bond          36        Short     March 2007          23
      10 Year Japanese Bond           6        Short     March 2007           5
      10 Year U.S. Treasury Note     27        Short     March 2007          14
      DJ EURO                        46        Short     March 2007         (22)
      Eurex EURO-BOBL                13        Short     March 2007           3
      Eurex EURO-BUND                28        Short     March 2007          14
      Eurex EURO-BUXL                 2         Long     March 2007          (7)
      Eurex EURO-SCHATZ              21         Long     March 2007         (16)
      FTSE 100 Index                 15        Short     March 2007           3
      Long Gilt                      24        Short     March 2007           5
      S&P 500 Index                 123        Short     March 2007          (8)
      SPE SPI 200 Index               8        Short     March 2007         (11)
      Topix Index                    11        Short     March 2007         (66)
      U.S. Long Bond                 14        Short     March 2007          17
                                                                           ----
                                                                           $(58)
                                                                           ====

     * The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
As of December 31, 2006

                                                     PERCENTAGE OF
COUNTRY                                               NET ASSETS
------------------------------------------------------------------
Australia                                                  0.9%
------------------------------------------------------------------
Austria                                                    0.7
------------------------------------------------------------------
Belgium                                                    2.3
------------------------------------------------------------------
Brazil                                                     0.7
------------------------------------------------------------------
Canada                                                     2.1
------------------------------------------------------------------
Chile                                                      0.1
------------------------------------------------------------------
Denmark                                                    0.2
------------------------------------------------------------------
Dutch Antilles                                             1.2
------------------------------------------------------------------
Finland                                                    0.1
------------------------------------------------------------------
France                                                     2.8
------------------------------------------------------------------
Germany                                                    1.4
------------------------------------------------------------------
Ireland                                                    1.3
------------------------------------------------------------------
Japan                                                      7.5
------------------------------------------------------------------
Luxembourg                                                 0.6
------------------------------------------------------------------
Mexico                                                     2.1
------------------------------------------------------------------
Netherlands                                                1.9
------------------------------------------------------------------
Norway                                                     0.3
------------------------------------------------------------------
Poland                                                     0.1
------------------------------------------------------------------
Qatar                                                      0.1
------------------------------------------------------------------
Russia                                                     1.0
------------------------------------------------------------------
Singapore                                                  0.3
------------------------------------------------------------------
South Korea                                                0.9
------------------------------------------------------------------
Sweden                                                     0.1
------------------------------------------------------------------
Switzerland                                                2.5
------------------------------------------------------------------
Taiwan                                                     0.8
------------------------------------------------------------------
United Kingdom                                             9.8
------------------------------------------------------------------
United States                                             52.2
------------------------------------------------------------------
Short-Term Investments                                     6.9
------------------------------------------------------------------
Other Assets & Liabilities                                (0.9)
------------------------------------------------------------------
TOTAL                                                    100.0%
------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

            FORWARD BOND CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                 MARKET          CONTRACT         DELIVERY           MATURITY
DESCRIPTION                  TRANSACTION          VALUE           AMOUNT            DATE               DATE
-----------                  -----------         -------         --------         ---------         ----------
Australian Government,
  6.00%                          Buy             $   597         $   606          1/30/2007          2/15/2017
Bundesobligation, 3.25%         Sell                 716             720          1/15/2007          4/17/2009
Canadian Government, 3.75%      Sell               6,617           6,772          2/15/2007           9/1/2011
Canadian Government, 4.00%      Sell               3,880           3,947          2/15/2007           6/1/2016
Deutscheland
  Bundesrepublic, 3.75%          Buy               9,892           9,936          2/28/2007           1/4/2015
Deutscheland
  Bundesrepublic, 4.00%          Buy               5,057           5,077          2/28/2007           7/4/2016
Deutscheland
  Bundesrepublic, 4.00%          Buy               4,346           4,414          1/29/2007           1/4/2037
Deutscheland
  Bundesrepublic, 5.00%          Buy              10,978          10,979          2/28/2007           1/4/2012
Deutscheland
  Bundesrepublic, 5.50%          Buy                 367             376          1/29/2007           1/4/2031
French Treasury Note, 3.50%      Buy               7,424           7,263           1/8/2007          7/12/2011
Japanese Government, 1.00%       Buy               1,899           1,970          1/10/2007          6/10/2016
Japanese Government, 1.20%       Buy               2,803           2,819          1/31/2007          9/20/2011
Japanese Government, 1.40%       Buy               6,443           6,490          1/31/2007          6/22/2009
Japanese Government, 1.40%       Buy               3,372           3,408          1/31/2007         12/20/2015
Japanese Government, 1.50%      Sell                 510             513          1/31/2007          9/20/2013
Japanese Government, 1.60%       Buy               2,929           2,949          1/31/2007          6/20/2008
Japanese Government, 1.70%      Sell               1,217           1,226          1/31/2007          9/20/2016
Japanese Government, 1.90%      Sell               2,253           2,271          1/31/2007          6/20/2016
Japanese Government, 2.10%       Buy               2,789           2,811          1/31/2007          9/20/2025
Singapore Government, 3.63%      Buy               1,452           1,431          1/22/2007           7/1/2014
Swedish Government, 5.25%       Sell               7,462           7,498          2/27/2007          3/15/2011
U.S. Treasury Notes, 3.50%      Sell               3,621           3,644          1/31/2007          1/15/2011
U.S. Treasury Notes, 4.38%      Sell               5,853           5,897          1/26/2007          8/15/2012
U.S. Treasury Notes, 4.50%       Buy               5,214           5,256          1/26/2007         11/15/2015
U.S. Treasury Notes, 4.88%       Buy               8,405           8,434          1/26/2007          8/15/2009
U.S. Treasury Notes, 4.88%      Sell                 947             960          1/10/2007          8/15/2016
U.S. Treasury Notes, 5.00%       Buy               3,670           3,692          1/31/2007          2/15/2011
U.S. Treasury Notes, 5.38%       Buy                 964             976          1/26/2007          2/15/2031
UK Gilt Forward, 4.00%           Buy               2,123           2,175           1/9/2007           9/7/2016
UK Gilt Forward, 4.25%           Buy               2,445           2,465          2/28/2007           3/7/2036
United Kingdom Treasury,
  5.00%                          Buy               1,206           1,211          2/28/2007           3/7/2012

                               UNREALIZED
                              APPRECIATION
DESCRIPTION                  (DEPRECIATION)
-----------                  --------------
Australian Government,
  6.00%                           $ (9)
Bundesobligation, 3.25%              4
Canadian Government, 3.75%         155
Canadian Government, 4.00%          67
Deutscheland
  Bundesrepublic, 3.75%            (44)
Deutscheland
  Bundesrepublic, 4.00%            (20)
Deutscheland
  Bundesrepublic, 4.00%            (68)
Deutscheland
  Bundesrepublic, 5.00%             (1)
Deutscheland
  Bundesrepublic, 5.50%             (9)
French Treasury Note, 3.50%        161
Japanese Government, 1.00%         (71)
Japanese Government, 1.20%         (16)
Japanese Government, 1.40%         (47)
Japanese Government, 1.40%         (36)
Japanese Government, 1.50%           3
Japanese Government, 1.60%         (20)
Japanese Government, 1.70%           9
Japanese Government, 1.90%          18
Japanese Government, 2.10%         (22)
Singapore Government, 3.63%         21
Swedish Government, 5.25%           36
U.S. Treasury Notes, 3.50%          23
U.S. Treasury Notes, 4.38%          44
U.S. Treasury Notes, 4.50%         (42)
U.S. Treasury Notes, 4.88%         (29)
U.S. Treasury Notes, 4.88%          13
U.S. Treasury Notes, 5.00%         (22)
U.S. Treasury Notes, 5.38%         (12)
UK Gilt Forward, 4.00%             (52)
UK Gilt Forward, 4.25%             (20)
United Kingdom Treasury,
  5.00%                             (5)
                                  ----
                                  $  9
                                  ====

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                                                                     UNREALIZED
                                                                MARKET          CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION          VALUE           AMOUNT            DATE            (DEPRECIATION)
-----------                                 -----------         -------         --------         ---------         --------------
Australian Dollar                               Buy             $ 1,869         $ 1,867          3/20/2007             $   2
Australian Dollar                               Buy               4,433           4,438          3/20/2007                (5)
Australian Dollar                              Sell                 884             876          3/15/2007                (8)
Australian Dollar                              Sell               1,671           1,672          3/20/2007                 1
Australian Dollar                              Sell               2,632           2,613          3/20/2007               (19)
British Pound                                   Buy               3,295           3,322          3/20/2007               (27)
British Pound                                   Buy                 333             332          3/20/2007                 1
British Pound                                  Sell                 477             477           1/2/2007                --
British Pound                                  Sell                 628             629           1/3/2007                 1
British Pound                                  Sell                 495             494           1/4/2007                (1)

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                                                     UNREALIZED
                                                                MARKET          CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION          VALUE           AMOUNT            DATE            (DEPRECIATION)
-----------                                 -----------         -------         --------         ---------         --------------
British Pound                                  Sell             $   490         $   489          3/16/2007             $  (1)
British Pound                                  Sell               7,418           7,465          3/20/2007                47
Canadian Dollar                                 Buy               4,544           4,624          3/20/2007               (80)
Canadian Dollar                                Sell               4,869           4,973          3/20/2007               104
Chilian Peso                                    Buy                 826             835          3/20/2007                (9)
Chilian Peso                                   Sell                 826             836          3/20/2007                10
Chinese Yuan Renminbi                           Buy                 183             183          3/21/2007                --
Chinese Yuan Renminbi                           Buy               1,054           1,036          6/20/2007                18
Chinese Yuan Renminbi                          Sell                 183             182          3/21/2007                (1)
Chinese Yuan Renminbi                          Sell               1,054           1,052          6/20/2007                (2)
Danish Krone                                   Sell                 754             760          3/20/2007                 6
Euro                                            Buy                  57              57           1/4/2007                --
Euro                                            Buy               1,325           1,316           1/4/2007                 9
Euro                                            Buy               5,182           5,164          3/20/2007                18
Euro                                            Buy              44,583          44,934          3/20/2007              (351)
Euro                                           Sell                 586             582           1/2/2007                (4)
Euro                                           Sell                 300             299           1/3/2007                (1)
Euro                                           Sell                 220             219          3/16/2007                (1)
Euro                                           Sell              64,102          64,618          3/20/2007               516
Euro                                           Sell               7,903           7,870          3/20/2007               (33)
Hong Kong Dollars                              Sell                  64              64           1/2/2007                --
Hungarian Forint                                Buy                 174             171          3/20/2007                 3
Iceland Krona                                  Sell                 171             171          3/20/2007                --
Israeli Shekel                                  Buy               1,763           1,752          3/20/2007                11
Israeli Shekel                                  Buy                 677             679          3/20/2007                (2)
Israeli Shekel                                 Sell               1,414           1,417          3/20/2007                 3
Israeli Shekel                                 Sell                 718             717          3/20/2007                (1)
Japanese Yen                                    Buy                 497             498           1/5/2007                (1)
Japanese Yen                                    Buy               7,881           8,149          3/20/2007              (268)
Japanese Yen                                   Sell               1,363           1,419           3/8/2007                56
Japanese Yen                                   Sell                 142             142           3/8/2007                --
Japanese Yen                                   Sell               9,642           9,982          3/20/2007               340
Japanese Yen                                   Sell                 557             556          3/20/2007                (1)
Malaysian Ringgit                               Buy               3,579           3,571          3/20/2007                 8
Malaysian Ringgit                              Sell               1,486           1,476          3/20/2007               (10)
Mexican Peso                                    Buy                  71              69          3/20/2007                 2
Mexican Peso                                   Sell                 258             256          3/20/2007                (2)
New Zealand Dollar                              Buy               3,079           3,009          3/20/2007                70
New Zealand Dollar                              Buy                 316             316          3/20/2007                --
New Zealand Dollar                             Sell               3,670           3,588          3/20/2007               (82)
Norwegian Krone                                 Buy               1,398           1,426          3/20/2007               (28)
Norwegian Krone                                Sell               1,398           1,421          3/20/2007                23
Polish Zloty                                   Sell                 216             219          3/20/2007                 3
Polish Zloty                                   Sell                 173             172          3/20/2007                (1)
Singapore Dollar                                Buy               3,981           3,969          3/20/2007                12
Singapore Dollar                               Sell               5,759           5,736          3/20/2007               (23)
South Korean Won                                Buy               1,032           1,042          3/20/2007               (10)
South Korean Won                               Sell               3,302           3,333          3/20/2007                31
Swedish Krona                                   Buy               3,518           3,548          3/20/2007               (30)
Swedish Krona                                  Sell               3,917           3,964          3/20/2007                47
Swiss Franc                                     Buy               7,754           7,894          3/20/2007              (140)
Swiss Franc                                    Sell               4,069           4,129          3/20/2007                60
Swiss Franc                                    Sell               1,855           1,849          3/20/2007                (6)
Taiwan Dollar                                  Sell                 665             672          3/20/2007                 7
                                                                                                                       -----
                                                                                                                       $ 261
                                                                                                                       =====

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL LEADERS HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.5%
            BASIC MATERIALS -- 5.7%
     341    Cameco Corp. .....................................  $   13,793
     472    Companhia Vale do Rio Doce ADR....................      14,040
     197    Freeport-McMoRan Copper & Gold, Inc. Class B......      10,990
      69    Vallourec (A).....................................      20,050
     218    Xstrata plc (A)...................................      10,854
                                                                ----------
                                                                    69,727
                                                                ----------
            CAPITAL GOODS -- 1.8%
     248    Boeing Co. .......................................      21,997
                                                                ----------
            CONSUMER CYCLICAL -- 8.8%
     331    Best Buy Co., Inc. ...............................      16,289
   3,121    Carphone Warehouse Group plc (A)..................      19,128
     464    eBay, Inc. (D)....................................      13,943
      98    Nintendo Co. Ltd. (A).............................      25,319
   4,230    Tesco plc (A).....................................      33,426
                                                                ----------
                                                                   108,105
                                                                ----------
            CONSUMER STAPLES -- 6.6%
     120    Fomento Economico Mexicano S.A. de C.V. ADR.......      13,891
       4    Japan Tobacco, Inc. (A)...........................      17,869
      40    Nestle S.A. (A)...................................      14,316
     412    Reckitt Benckiser plc (A).........................      18,780
     294    Royal Numico N.V. (A).............................      15,812
                                                                ----------
                                                                    80,668
                                                                ----------
            ENERGY -- 3.7%
     123    Noble Corp. ......................................       9,336
     269    RAO Gazprom Class S ADR (K).......................      12,363
     378    Schlumberger Ltd. ................................      23,862
                                                                ----------
                                                                    45,561
                                                                ----------
            FINANCE -- 15.8%
     144    Deutsche Boerse AG (A)............................      26,476
     798    E*Trade Financial Corp. (D).......................      17,889
     208    Erste Bank Der Oesterreichischen Sparkassen AG
              (A).............................................      15,939
     121    Goldman Sachs Group, Inc. ........................      24,181
      88    KBC Groep N.V. (A)(G).............................      10,751
   2,138    Man Group plc (A).................................      21,822
      59    ORIX Corp. (A)(G)PFIC.............................      17,052
     297    Standard Chartered plc (A)........................       8,649
       1    Sumitomo Mitsui Financial Group, Inc. (A).........       9,245
     616    Sumitomo Realty & Development Co., Ltd. (A)(G)....      19,749
     352    UBS AG (A)........................................      21,295
                                                                ----------
                                                                   193,048
                                                                ----------
            HEALTH CARE -- 10.2%
     132    Celgene Corp. (D)(G)..............................       7,577
     401    Eisai Co., Ltd. (A)(G)............................      22,007

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            HEALTH CARE -- (CONTINUED)
     877    Elan Corp. plc ADR (D)............................  $   12,931
     387    Monsanto Co. .....................................      20,334
   1,091    Schering-Plough Corp. ............................      25,791
     486    St. Jude Medical, Inc. (D)........................      17,757
     367    Wyeth.............................................      18,688
                                                                ----------
                                                                   125,085
                                                                ----------
            SERVICES -- 9.7%
     639    Comcast Corp. Class A (D)(G)......................      27,062
   5,391    EMI Group plc (A).................................      27,952
     418    Las Vegas Sands Corp. (D).........................      37,358
     153    United Parcel Service, Inc. Class B...............      11,494
     629    Warner Music Group Corp. .........................      14,440
                                                                ----------
                                                                   118,306
                                                                ----------
            TECHNOLOGY -- 34.8%
     873    ABB Ltd. (A)......................................      15,630
     703    Activision, Inc. (D)..............................      12,115
     611    Adobe Systems, Inc. (D)...........................      25,133
     549    America Movil S.A. de C.V. ADR....................      24,844
     757    American Tower Corp. Class A (D)..................      28,206
     597    ASML Holding N.V. (D)(A)..........................      14,726
     627    Brambles Ltd. (D)(A)..............................       6,329
     437    Broadcom Corp. Class A (D)........................      14,116
     852    Cisco Systems, Inc. (D)...........................      23,285
     883    Corning, Inc. (D).................................      16,523
     212    Danaher Corp. ....................................      15,365
   1,133    EMC Corp. (D).....................................      14,950
      78    Google, Inc. (D)..................................      35,917
     524    Hewlett-Packard Co. ..............................      21,579
   2,370    Hon Hai Precision Industry Co., Ltd. (A)..........      16,866
     683    Intel Corp. ......................................      13,839
     447    Motorola, Inc. ...................................       9,196
     455    Network Appliance, Inc. (D).......................      17,888
     717    Oracle Corp. (D)..................................      12,295
      33    Rakuten, Inc. (D)(A)(G)...........................      15,604
     150    Research In Motion Ltd. (D).......................      19,103
      23    Samsung Electronics Co., Ltd. (A).................      15,361
     349    SanDisk Corp. (D).................................      15,009
     874    Sharp Corp. (A)(G)................................      15,028
     356    Telenor ASA (A)...................................       6,669
                                                                ----------
                                                                   425,576
                                                                ----------
            TRANSPORTATION -- 1.0%
     143    Ryanair Holdings plc ADR (D)(G)...................      11,687
                                                                ----------
            UTILITIES -- 0.4%
      67    Veolia Environment S.A. (A).......................       5,097
                                                                ----------
            Total common stock
              (cost $1,002,968)...............................  $1,204,857
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 9.7%
            REPURCHASE AGREEMENTS -- 0.7%
$  1,801    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $    1,801
   2,483    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................       2,483
      27    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................          27
   1,554    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................       1,554
     531    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................         531
   1,554    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................       1,554
                                                                ----------
                                                                     7,950
                                                                ----------

 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 9.0%
 110,395    Navigator Prime Portfolio.........................  $  110,395
                                                                ----------
            Total short-term investments
              (cost $118,345).................................  $  118,345
                                                                ----------
            Total investments in securities
              (cost $1,121,313) (C)...........................  $1,323,202
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 51.88% of total net assets at December 31, 2006.
  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $487,801, which represents 39.90% of total net assets.
PFIC -- Passive Foreign Investment Company
  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $1,133,658 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation................................  $200,569
      Unrealized depreciation................................   (11,025)
                                                               --------
      Net unrealized appreciation............................  $189,544
                                                               ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at December 31, 2006.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At December 31, 2006, the market value of these securities amounted to $12,363 or 1.01% of net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY COUNTRY
As of December 31, 2006

                                                     PERCENTAGE OF
COUNTRY                                               NET ASSETS
------------------------------------------------------------------
Australia                                                  0.5%
------------------------------------------------------------------
Austria                                                    1.3
------------------------------------------------------------------
Belgium                                                    0.9
------------------------------------------------------------------
Brazil                                                     1.1
------------------------------------------------------------------
Canada                                                     2.7
------------------------------------------------------------------
Dutch Antilles                                             1.9
------------------------------------------------------------------
France                                                     2.1
------------------------------------------------------------------
Germany                                                    2.2
------------------------------------------------------------------
Ireland                                                    2.0
------------------------------------------------------------------
Japan                                                     11.6
------------------------------------------------------------------
Mexico                                                     3.2
------------------------------------------------------------------
Netherlands                                                2.5
------------------------------------------------------------------
Norway                                                     0.5
------------------------------------------------------------------
Russia                                                     1.0
------------------------------------------------------------------
South Korea                                                1.3
------------------------------------------------------------------
Switzerland                                                4.2
------------------------------------------------------------------
Taiwan                                                     1.4
------------------------------------------------------------------
United Kingdom                                            11.5
------------------------------------------------------------------
United States                                             46.6
------------------------------------------------------------------
Short-Term Investments                                     9.7
------------------------------------------------------------------
Other Assets & Liabilities                                (8.2)
------------------------------------------------------------------
TOTAL                                                    100.0%
------------------------------------------------------------------

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
British Pound                                    Sell             $2,660          $2,658          1/2/2007              $ (2)
British Pound                                    Sell             3,497            3,508          1/3/2007                11
British Pound                                    Sell             2,756            2,755          1/4/2007                (1)
Euro                                             Sell             3,133            3,116          1/2/2007               (17)
Euro                                             Sell             1,584            1,579          1/3/2007                (5)
Euro                                              Buy               306              306          1/4/2007                --
Hong Kong Dollar                                 Sell               367              367          1/2/2007                --
Japanese Yen                                      Buy               815              817          1/5/2007                (2)
                                                                                                                        ----
                                                                                                                        $(16)
                                                                                                                        ====

The accompanying notes are an integral part of these financial statements.

 HARTFORD GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 99.3%
            BASIC MATERIALS -- 4.2%
     320    Cameco Corp. .....................................  $ 12,929
     121    Companhia Vale do Rio Doce ADR....................     3,589
      57    Freeport-McMoRan Copper & Gold, Inc. Class B......     3,173
      29    Potash Corp. of Saskatchewan......................     4,190
                                                                --------
                                                                  23,881
                                                                --------
            CAPITAL GOODS -- 4.9%
     119    ABB Ltd. ADR......................................     2,146
     205    Boeing Co. .......................................    18,241
      69    International Game Technology.....................     3,165
      96    Joy Global, Inc. .................................     4,628
                                                                --------
                                                                  28,180
                                                                --------
            CONSUMER CYCLICAL -- 1.8%
      68    Coach, Inc. (D)...................................     2,910
     213    eBay, Inc. (D)....................................     6,393
      20    Whole Foods Market, Inc. (G)......................       936
                                                                --------
                                                                  10,239
                                                                --------
            CONSUMER STAPLES -- 1.1%
       1    Japan Tobacco, Inc. (A)...........................     2,997
      51    PepsiCo, Inc. ....................................     3,195
                                                                --------
                                                                   6,192
                                                                --------
            ENERGY -- 2.8%
     288    Halliburton Co. ..................................     8,955
      58    Murphy Oil Corp. .................................     2,960
      36    Occidental Petroleum Corp. .......................     1,736
      62    Sasol Ltd. ADR....................................     2,280
                                                                --------
                                                                  15,931
                                                                --------
            FINANCE -- 19.4%
      98    AMVESCAP plc ADR..................................     2,418
      14    Chicago Mercantile Exchange Holdings, Inc. .......     6,938
      54    Citigroup, Inc. ..................................     3,023
     313    Commerce Bancorp, Inc. (G)........................    11,024
     127    Countrywide Financial Corp. ......................     5,375
      56    First Marblehead Corp. ...........................     3,080
     115    Franklin Resources, Inc. .........................    12,655
      16    Goldman Sachs Group, Inc. ........................     3,132
     281    Nasdaq Stock Market, Inc. (D)(G)..................     8,657
     105    State Street Corp. ...............................     7,108
     311    UBS AG............................................    18,777
     372    UnitedHealth Group, Inc. .........................    20,006
      34    Wellpoint, Inc. (D)...............................     2,650
     263    Western Union Co..................................     5,905
                                                                --------
                                                                 110,748
                                                                --------
            HEALTH CARE -- 10.2%
     136    AstraZeneca plc ADR...............................     7,267
      57    Eisai Co., Ltd. (A)...............................     3,108
     223    Elan Corp. plc ADR (D)............................     3,287
      43    Gilead Sciences, Inc. (D).........................     2,820

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            HEALTH CARE -- (CONTINUED)
      79    Monsanto Co. .....................................  $  4,172
     303    Sanofi-Aventis S.A. ADR...........................    14,010
     719    Schering-Plough Corp. ............................    16,993
     161    Shionogi & Co., Ltd. (A)..........................     3,156
      82    Vertex Pharmaceuticals, Inc. (D)..................     3,074
                                                                --------
                                                                  57,887
                                                                --------
            SERVICES -- 18.0%
     186    Accenture Ltd. Class A............................     6,879
      72    Alliance Data Systems Corp. (D)...................     4,503
     332    Autodesk, Inc. (D)................................    13,424
      99    Automatic Data Processing, Inc. ..................     4,891
      40    Corporate Executive Board Co. ....................     3,538
     167    Equifax, Inc. (D).................................     6,777
     130    Fluor Corp. ......................................    10,640
      49    Manpower, Inc. ...................................     3,692
     184    Monster Worldwide, Inc. (D).......................     8,590
      87    Moody's Corp. ....................................     6,023
      49    Starwood Hotels & Resorts.........................     3,071
     150    United Parcel Service, Inc. Class B...............    11,228
      79    Viacom, Inc. Class B (D)..........................     3,242
     262    Walt Disney Co. ..................................     8,981
     125    Waste Management, Inc. ...........................     4,582
     162    XM Satellite Radio Holdings, Inc. Class A (D)(G)..     2,343
                                                                --------
                                                                 102,404
                                                                --------
            TECHNOLOGY -- 31.8%
     330    Adobe Systems, Inc. (D)...........................    13,562
     142    Altera Corp. (D)..................................     2,789
      72    America Movil S.A. de C.V. ADR....................     3,235
     153    American Tower Corp. Class A (D)..................     5,709
     118    AT&T, Inc. .......................................     4,224
     725    Cisco Systems, Inc. (D)...........................    19,805
     173    Danaher Corp. (G).................................    12,547
     434    EMC Corp. (D).....................................     5,722
     342    General Electric Co. .............................    12,726
      34    Google, Inc. (D)..................................    15,854
     164    Hewlett-Packard Co. ..............................     6,741
     253    Linear Technology Corp. ..........................     7,684
     466    Medtronic, Inc. ..................................    24,941
     360    Motorola, Inc. ...................................     7,401
     432    Network Appliance, Inc. (D).......................    16,984
     672    Oracle Corp. (D)..................................    11,518
      12    Roper Industries, Inc. ...........................       582
     111    SanDisk Corp. (D).................................     4,786
     187    Symantec Corp. (D)(G).............................     3,899
                                                                --------
                                                                 180,709
                                                                --------
            TRANSPORTATION -- 3.7%
     171    General Dynamics Corp. ...........................    12,743
     116    GOL Linhas Aereas Inteligentes S.A. ADR...........     3,315
      74    Harley-Davidson, Inc. ............................     5,248
                                                                --------
                                                                  21,306
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
       v    UTILITIES -- 1.4%
     149    TXU Corp. ........................................  $  8,074
                                                                --------
            Total common stock
              (cost $520,827).................................  $565,551
                                                                --------
PRINCIPAL
 AMOUNT
 -------
       V
 SHORT-TERM INVESTMENTS -- 4.8%
            REPURCHASE AGREEMENTS -- 0.3%
 $   435    Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $    435
     601    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................       601
       7    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................         7
     376    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................       376
     128    Morgan Stanley & Co., Inc. Triparty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................       128
     376    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................       376
                                                                --------
                                                                   1,923
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE (W)
 -------                                                        --------
       v
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 4.5%
  25,747    Mellon GSL DBTII Collateral Fund..................  $ 25,747
                                                                --------
            Total short-term investments
              (cost $27,670)..................................  $ 27,670
                                                                --------
            Total investments in securities
              (cost $548,497) (C).............................  $593,221
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 15.22% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $9,261, which represents 1.63% of total net assets.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $548,792 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $ 57,415
      Unrealized depreciation........................   (12,986)
                                                       --------
      Net unrealized appreciation....................  $ 44,429
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at December 31, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 96.3%
            BASIC MATERIALS -- 7.6%
     459    Cameco Corp. .....................................  $   18,558
     666    Companhia Vale do Rio Doce ADR....................      19,810
     213    Freeport-McMoRan Copper & Gold, Inc. Class B
              (G).............................................      11,865
     517    Jarden Corp. (D)..................................      17,991
     133    Potash Corp. of Saskatchewan......................      19,083
      55    Rio Tinto plc ADR.................................      11,772
                                                                ----------
                                                                    99,079
                                                                ----------
            CAPITAL GOODS -- 2.7%
     217    Boeing Co. (G)....................................      19,314
     314    Joy Global, Inc. .................................      15,193
                                                                ----------
                                                                    34,507
                                                                ----------
            CONSUMER CYCLICAL -- 8.9%
     153    Altria Group, Inc. ...............................      13,166
     398    California Pizza Kitchen, Inc. (D)................      13,264
     190    Children's Place Retail Stores, Inc. (D)..........      12,062
     295    Foster Wheeler Ltd. (D)...........................      16,261
     383    Hot Topic, Inc. (D)...............................       5,113
     364    Kohl's Corp. (D)..................................      24,888
     611    Mosaic Co. (D)....................................      13,053
     451    Tiffany & Co. (G).................................      17,685
                                                                ----------
                                                                   115,492
                                                                ----------
            CONSUMER STAPLES -- 2.2%
      59    Avon Products, Inc. ..............................       1,936
     223    Bunge Ltd. .......................................      16,191
     625    Tyson Foods, Inc. Class A.........................      10,281
                                                                ----------
                                                                    28,408
                                                                ----------
            ENERGY -- 1.9%
     408    Chesapeake Energy Corp. ..........................      11,852
     426    Halliburton Co. ..................................      13,238
                                                                ----------
                                                                    25,090
                                                                ----------
            FINANCE -- 8.5%
     188    Covanta Holding Corp. (D).........................       4,148
     336    Dade Behring Holdings, Inc. ......................      13,380
     717    E*Trade Financial Corp. (D).......................      16,080
     512    Nasdaq Stock Market, Inc. (D).....................      15,768
     333    Nuveen Investments, Inc. Class A..................      17,256
     243    State Street Corp. ...............................      16,374
     200    UBS AG............................................      12,090
     684    Western Union Co..................................      15,338
                                                                ----------
                                                                   110,434
                                                                ----------
            HEALTH CARE -- 18.2%
     410    Alkermes, Inc. (D)................................       5,480
     339    Amylin Pharmaceuticals, Inc. (D)..................      12,231
     251    Astellas Pharma, Inc. (A).........................      11,391
     270    AtheroGenics, Inc. (D)(G).........................       2,673
     458    Auxilium Pharmaceuticals, Inc. (D)(G).............       6,729
     265    Cephalon, Inc. (D)(G).............................      18,623
     228    Charles River Laboratories International, Inc.
              (D).............................................       9,852

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            HEALTH CARE -- (CONTINUED)
     106    Covance, Inc. (D).................................  $    6,256
     322    Digene Corp. (D)..................................      15,413
     234    Eisai Co., Ltd. (A)...............................      12,838
     591    Elan Corp. plc ADR (D)(G).........................       8,714
     243    Eli Lilly & Co. ..................................      12,660
     147    Encysive Pharmaceuticals, Inc. (D)(G).............         619
     252    Forest Laboratories, Inc. (D).....................      12,756
     239    Kyphon, Inc. (D)(G)...............................       9,664
     209    Medicines Co. (D).................................       6,617
     290    Merck & Co., Inc. ................................      12,649
     279    Pharmaceutical Product Development, Inc. .........       8,986
   1,232    Schering-Plough Corp. ............................      29,128
     793    Shionogi & Co., Ltd. (A)..........................      15,578
     366    St. Jude Medical, Inc. (D)........................      13,377
     127    Vertex Pharmaceuticals, Inc. (D)..................       4,752
                                                                ----------
                                                                   236,986
                                                                ----------
            SERVICES -- 12.3%
     509    Allied Waste Industries, Inc. (D).................       6,256
     182    Corporate Executive Board Co. ....................      15,996
     559    DreamWorks Animation SKG, Inc. (D)................      16,473
     352    Equifax, Inc. (D).................................      14,303
     182    Fluor Corp. ......................................      14,819
     269    Focus Media Holding Ltd. ADR (D)..................      17,839
     193    Manpower, Inc. ...................................      14,491
     426    MoneyGram International, Inc. ....................      13,351
     184    Stericycle, Inc. (D)..............................      13,922
     915    Tetra Technologies, Inc. (D)......................      16,554
     478    Walt Disney Co. ..................................      16,364
                                                                ----------
                                                                   160,368
                                                                ----------
            TECHNOLOGY -- 30.4%
   1,475    Activision, Inc. (D)..............................      25,429
     566    Adobe Systems, Inc. (D)...........................      23,257
     296    Amdocs Ltd. (D)...................................      11,482
     336    American Tower Corp. Class A (D)..................      12,534
     147    Baidu.com ADR (D)(G)..............................      16,536
     392    Broadcom Corp. Class A (D)........................      12,678
   1,076    Corning, Inc. (D).................................      20,126
     593    General Electric Co. .............................      22,054
      34    Google, Inc. (D)..................................      15,656
     490    Hewlett-Packard Co. ..............................      20,200
     295    Leap Wireless International, Inc. (D).............      17,526
     452    Medtronic, Inc. ..................................      24,198
     679    Microsoft Corp. ..................................      20,276
   1,880    Move, Inc. (D)....................................      10,359
     968    Network Appliance, Inc. (D).......................      38,003
     262    NVIDIA Corp. (D)..................................       9,711
   1,362    O2Micro International Ltd. ADR (D)................      11,649
     942    Oracle Corp. (D)..................................      16,142
     372    Red Hat, Inc. (D).................................       8,563
      21    Samsung Electronics Co., Ltd. (A).................      13,591
   2,920    Tencent Holdings Ltd. (A).........................      10,367
     720    VeriFone Holdings, Inc. (D)(G)....................      25,495
     289    Verint Systems, Inc. (D)..........................       9,907
                                                                ----------
                                                                   395,739
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
       v    TRANSPORTATION -- 1.0%
     446    GOL Linhas Aereas Inteligentes S.A. ADR (G).......  $   12,778
                                                                ----------
            UTILITIES -- 2.6%
     510    Suntech Power Holdings Co. Ltd. ADR (D)(G)........      17,342
     216    Veolia Environnment S.A. (A)(G)...................      16,460
                                                                ----------
                                                                    33,802
                                                                ----------
            Total common stock
              (cost $1,065,520)...............................  $1,252,683
                                                                ----------
PRINCIPAL
 AMOUNT
--------
       V
 SHORT-TERM INVESTMENTS -- 11.9%
            REPURCHASE AGREEMENTS -- 3.1%
$  9,245    Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $    9,245
  12,748    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................      12,748
     138    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................         138
   7,980    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................       7,980
   2,725    Morgan Stanley & Co., Inc. Triparty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................       2,725
   7,980    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................       7,980
                                                                ----------
                                                                    40,816
                                                                ----------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 8.8%
 114,640    BNY Institutional Cash Reserve Fund...............  $  114,640
                                                                ----------
            Total short-term investments
              (cost $155,456).................................  $  155,456
                                                                ----------
            Total investments in securities
              (cost $1,220,976) (C)...........................  $1,408,139
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 15.97% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $80,225, which represents 6.16% of total net assets.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $1,224,698 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $199,387
      Unrealized depreciation........................   (15,946)
                                                       --------
      Net unrealized appreciation....................  $183,441
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at December 31, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD HIGH YIELD HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 1.4%
            FINANCE -- 0.3%
$  24,319   CBA Commercial Small Balance Commercial Mortgage,
              2.16%, 01/25/2039 (I)(L)(P).....................  $  2,189
                                                                --------
            TRANSPORTATION -- 1.1%
    1,620   American Airlines, Inc.,
              7.38%, 05/23/2019...............................     1,583
    1,420   Continental Airlines, Inc.,
              6.80%, 08/02/2018...............................     1,413
    2,886   Continental Airlines, Inc.,
              7.37%, 12/15/2015...............................     2,929
    2,239   Continental Airlines, Inc.,
              8.39%, 11/01/2020...............................     2,328
                                                                --------
                                                                   8,253
                                                                --------
            Total asset & commercial
              mortgage backed securities
              (cost $10,239)..................................  $ 10,442
                                                                --------
CORPORATE BONDS: INVESTMENT GRADE -- 0.6%
            SERVICES -- 0.6%
    4,800   Harrah's Operating Co., Inc.,
              5.63%, 06/01/2015...............................  $  4,117
                                                                --------
            Total corporate bonds: investment grade
              (cost $4,097)...................................  $  4,117
                                                                --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 95.7%
            BASIC MATERIALS -- 12.1%
    2,750   AK Steel Corp.,
              7.75%, 06/15/2012 #.............................  $  2,771
    2,320   Aleris International, Inc.,
              9.00%, 12/15/2014 (I)...........................     2,332
    3,617   Boise Cascade LLC,
              7.13%, 10/15/2014 (G)...........................     3,499
    3,205   Bowater, Inc.,
              8.36%, 03/15/2010 (L)(G)........................     3,237
    1,000   Bowater, Inc.,
              9.50%, 10/15/2012 (G)...........................     1,035
    2,875   Chaparral Steel Co.,
              10.00%, 07/15/2013..............................     3,209
    3,165   Crown Americas, Inc.,
              7.75%, 11/15/2015...............................     3,284
    1,650   Crown Cork & Seal Co., Inc.,
              8.00%, 04/15/2023...............................     1,609
    3,880   Equistar Chemicals L.P.,
              8.75%, 02/15/2009 (G)...........................     4,064
    2,285   Georgia Gulf Corp.,
              10.75%, 10/15/2016 (I)(G).......................     2,194
    4,325   Georgia-Pacific Corp.,
              7.00%, 01/15/2015 (I)...........................     4,314
    3,900   Goodyear Tire & Rubber Co.,
              8.63%, 12/01/2011 (I)...........................     4,027
    2,710   Graham Packaging Co., Inc.,
              9.88%, 10/15/2014 (G)...........................     2,737
    2,800   Huntsman International LLC,
              7.88%, 11/15/2014 (I)...........................     2,821

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            BASIC MATERIALS -- (CONTINUED)
$   2,923   Koppers, Inc.,
              9.88%, 10/15/2013...............................  $  3,179
    2,800   Lyondell Chemical Co.,
              8.25%, 09/15/2016...............................     2,940
    1,970   Mobile Services Group, Inc.,
              9.75%, 08/01/2014 (I)...........................     2,059
    5,440   Norske Skog Canada Ltd.,
              8.63%, 06/15/2011 (G)...........................     5,508
    2,650   Nova Chemicals Corp.,
              8.50%, 11/15/2013 (L)...........................     2,650
    2,415   Owens-Brockway Glass Container, Inc.,
              8.88%, 02/15/2009...............................     2,469
    2,560   Owens-Illinois, Inc.,
              7.80%, 05/15/2018...............................     2,550
    3,500   Peabody Energy Corp.,
              6.88%, 03/15/2013...............................     3,588
    3,450   PolyOne Corp.,
              8.88%, 05/01/2012 (G)...........................     3,441
    1,350   Potlatch Corp.,
              13.00%, 12/01/2009 (L)..........................     1,557
    2,835   Rockwood Specialties Group, Inc.,
              7.50%, 11/15/2014...............................     2,856
    1,052   Rockwood Specialties Group, Inc.,
              10.63%, 05/15/2011..............................     1,120
    3,600   Smurfit Kappa Funding plc,
              9.63%, 10/01/2012...............................     3,815
    3,800   Smurfit-Stone Container Enterprises, Inc.,
              8.38%, 07/01/2012...............................     3,724
    2,080   Titan International, Inc.,
              8.00%, 01/15/2012 (I)(G)........................     2,080
    4,105   Verso Paper Holdings LLC,
              11.38%, 08/01/2016 (I)(G).......................     4,310
                                                                --------
                                                                  88,979
                                                                --------
            CAPITAL GOODS -- 1.7%
    2,845   Bombardier, Inc.,
              6.30%, 05/01/2014 (I)...........................     2,673
    2,000   Bombardier, Inc.,
              6.75%, 05/01/2012 (I)(G)........................     1,960
    2,800   Case Corp.,
              7.25%, 01/15/2016...............................     2,835
    2,645   ESCO Corp.,
              8.63%, 12/15/2013 (I)...........................     2,718
    2,052   K2, Inc.,
              7.38%, 07/01/2014 (G)...........................     2,073
      412   L-3 Communications Corp.,
              3.00%, 08/01/2035 (G)...........................       433
                                                                --------
                                                                  12,692
                                                                --------
            CONSUMER CYCLICAL -- 13.4%
    5,600   Albertson's, Inc.,
              7.25%, 05/01/2013 (G)...........................     5,696
    2,155   Amerigas Partners L.P.,
              7.25%, 05/20/2015...............................     2,182
    5,680   ArvinMeritor, Inc.,
              8.75%, 03/01/2012 (G)...........................     5,836

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT
GRADE -- (CONTINUED)
            CONSUMER CYCLICAL -- (CONTINUED)
$   2,840   Beazer Homes USA, Inc.,
              8.63%, 05/15/2011 (G)...........................  $  2,925
    2,645   Buffalo Thunder,
              9.38%, 12/15/2014 (I)...........................     2,685
    2,100   Builders FirstSource, Inc.,
              9.62%, 02/15/2012 (L)(G)........................     2,066
    4,000   Ford Capital B.V.,
              9.50%, 06/01/2010 #.............................     3,980
    6,450   General Motors Corp.,
              6.38%, 05/01/2008 (G)...........................     6,418
    5,640   General Motors Corp.,
              7.13%, 07/15/2013 (G)...........................     5,316
    2,295   GSC Holdings Corp.,
              8.00%, 10/01/2012 (G)...........................     2,398
    2,430   Hanesbrands, Inc.,
              8.74%, 12/15/2014 (I)(L)........................     2,473
    1,750   Interline Brands, Inc.,
              8.13%, 06/15/2014...............................     1,798
      935   K. Hovnanian Enterprises, Inc.,
              6.00%, 01/15/2010...............................       895
    1,875   K. Hovnanian Enterprises, Inc.,
              6.25%, 01/15/2015...............................     1,781
    2,750   K. Hovnanian Enterprises, Inc.,
              8.88%, 04/01/2012...............................     2,791
    2,900   KB Home & Broad Home Corp.,
              6.38%, 08/15/2011 (G)...........................     2,853
    3,400   Lear Corp.,
              5.75%, 08/01/2014...............................     2,856
    2,300   Levi Strauss & Co.,
              9.75%, 01/15/2015 (G)...........................     2,478
    3,240   Michaels Stores, Inc.,
              11.38%, 11/01/2016 (I)(G).......................     3,378
    2,485   Mosaic Co.,
              7.38%, 12/01/2014 (I)...........................     2,550
    1,150   Mosaic Co.,
              7.63%, 12/01/2016 (I)...........................     1,192
    4,065   Neiman Marcus Group, Inc.,
              10.38%, 10/15/2015 (G)..........................     4,522
    3,120   NPC International, Inc.,
              9.50%, 05/01/2014 (G)...........................     3,198
    2,160   Perry Ellis International, Inc.,
              8.88%, 09/15/2013...............................     2,160
    3,695   Phillips Van-Heusen Corp.,
              7.75%, 11/15/2023...............................     3,861
    2,145   Ply Gem Industries, Inc.,
              9.00%, 02/15/2012 (G)...........................     1,823
    3,640   SGS International, Inc.,
              12.00%, 12/15/2013..............................     3,786
    2,435   Stater Brothers Holdings, Inc.,
              8.13%, 06/15/2012 (G)...........................     2,472
    3,175   Technical Olympic USA, Inc.,
              9.00%, 07/01/2010 (G)...........................     3,127
    1,740   Technical Olympic USA, Inc.,
              10.38%, 07/01/2012 (G)..........................     1,566

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            CONSUMER CYCLICAL -- (CONTINUED)
$   4,490   Tenneco, Inc.,
              8.63%, 11/15/2014 (G)...........................  $  4,580
    2,795   United Auto Group, Inc.,
              9.63%, 03/15/2012...............................     2,938
                                                                --------
                                                                  98,580
                                                                --------
            CONSUMER STAPLES -- 2.5%
    2,545   Appleton Papers Inc.,
              9.75%, 06/15/2014 (G)...........................     2,620
    1,755   Constellation Brands, Inc.,
              7.25%, 09/01/2016...............................     1,803
    1,750   Dean Foods Co.,
              7.00%, 06/01/2016...............................     1,768
    2,100   Del Laboratories, Inc.,
              10.37%, 11/01/2011 (L)..........................     2,179
    4,505   Dole Food Co., Inc.,
              8.63%, 05/01/2009...............................     4,477
    3,520   Nutro Products, Inc.,
              10.75%, 04/15/2014 (I)..........................     3,846
    1,915   Pierre Foods, Inc.,
              9.88%, 07/15/2012 (G)...........................     1,972
                                                                --------
                                                                  18,665
                                                                --------
            ENERGY -- 3.7%
    1,339   Chesapeake Energy Corp.,
              2.75%, 11/15/2035 +.............................     1,353
    1,735   Chesapeake Energy Corp.,
              7.63%, 07/15/2013...............................     1,828
    2,720   Comstock Resources, Inc.,
              6.88%, 03/01/2012...............................     2,638
    3,570   Encore Acquisition Co.,
              7.25%, 12/01/2017...............................     3,454
    1,897   Ferrell Gas Partners L.P.,
              8.75%, 06/15/2012...............................     1,944
    2,600   Inergy L.P.,
              8.25%, 03/01/2016...............................     2,730
    1,537   Magnum Hunter Resources, Inc.,
              9.60%, 03/15/2012...............................     1,616
    2,675   OPTI Canada, Inc.,
              8.25%, 12/15/2014 (I)...........................     2,749
    2,825   Petrohawk Energy Corp.,
              9.13%, 07/15/2013...............................     2,966
    3,500   Pogo Producing Co.,
              7.88%, 05/01/2013...............................     3,553
    2,675   Range Resources Corp.,
              7.50%, 05/15/2016...............................     2,742
                                                                --------
                                                                  27,573
                                                                --------
            FINANCE -- 13.1%
    5,400   American Real Estate Partners L.P.,
              7.13%, 02/15/2013 #.............................     5,426
    3,430   Atlantic Broadband Finance LLC,
              9.38%, 01/15/2014 #.............................     3,469
    2,790   Avis Budget Car Rental,
              7.87%, 05/15/2014 (I)(L)........................     2,692
    3,857   BCP Crystal Holdings Corp.,
              9.63%, 06/15/2014...............................     4,262

The accompanying notes are an integral part of these financial statements.

 HARTFORD HIGH YIELD HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
AMOUNT (B)                                                       VALUE (W)
----------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT
GRADE -- (CONTINUED)
             FINANCE -- (CONTINUED)
$   1,635    Crescent Real Estate Equities L.P.,
               9.25%, 04/15/2009...............................  $  1,678
    2,900    E*Trade Financial Corp,
               8.00%, 06/15/2011...............................     3,031
    3,440    El Paso Performance-Linked Trust,
               7.75%, 07/15/2011 (I)...........................     3,638
    1,000    Felcor Lodging L.P.,
               8.50%, 06/01/2011...............................     1,065
    4,175    Ford Motor Credit Co.,
               5.80%, 01/12/2009...............................     4,099
    3,680    Ford Motor Credit Co.,
               6.75%, 08/15/2008...............................     3,641
    9,480    Ford Motor Credit Co.,
               6.94%, 01/15/2010 (L)...........................     9,271
    4,600    Ford Motor Credit Co.,
               7.38%, 02/01/2011...............................     4,554
    3,900    General Motors Acceptance Corp.,
               6.88%, 08/28/2012...............................     4,005
   10,260    General Motors Acceptance Corp.,
               6.88%, 09/15/2011#..............................    10,524
    3,300    General Motors Acceptance Corp.,
               8.00%, 11/01/2031 (G)...........................     3,789
    3,235    Hertz Corp.,
               10.50%, 01/01/2016 (I)(G).......................     3,559
    2,800    Host Marriott L.P.,
               6.75%, 06/01/2016...............................     2,804
    2,020    LPL Holdings, Inc.,
               10.75%, 12/15/2015 (I)..........................     2,111
    3,125    Multiplan Corp.,
               10.38%, 04/15/2016 (I)..........................     3,109
    1,300    Nell Af Sarl,
               8.38%, 08/15/2015 (I)(G)........................     1,336
EUR 1,500    Nell Af Sarl,
               8.38%, 08/15/2015 (I)...........................     2,124
    3,500    Rainbow National Services LLC,
               10.38%, 09/01/2014 (I)..........................     3,889
    1,750    Rental Service Corp.,
               9.50%, 12/01/2014 (I)...........................     1,807
    3,465    United Rentals NA, Inc.,
               6.50%, 02/15/2012#..............................     3,422
    3,290    Universal City Florida,
               10.12%, 05/01/2010 (L)..........................     3,397
    3,315    Universal Hospital Services,
               10.13%, 11/01/2011..............................     3,539
                                                                 --------
                                                                   96,241
                                                                 --------
             HEALTH CARE -- 5.6%
    2,690    Accellent, Inc.,
               10.50%, 12/01/2013#.............................     2,790
    3,505    Biovail Corp.,
               7.88%, 04/01/2010#..............................     3,579
    2,655    CDRV Investors, Inc.,
               9.86%, 12/01/2011 (I)(L)........................     2,589

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            HEALTH CARE -- (CONTINUED)
$   2,900   Encore Medical Finance,
              11.75%, 11/15/2014 (I)..........................  $  2,878
    2,450   GNC Parent Corp.,
              12.13%, 12/01/2011 (I)(L).......................     2,450
    5,695   HCA, Inc.,
              7.88%, 02/01/2011...............................     5,709
    6,997   HCA, Inc.,
              9.25%, 11/15/2016 (I)...........................     7,496
    3,420   Healthsouth Corp.,
              11.35%, 06/15/2014 (I)(L)(G)....................     3,642
    2,835   IASIS Healthcare Capital Corp.,
              8.75%, 06/15/2014...............................     2,870
    3,660   National Mentor Holdings, Inc.,
              11.25%, 07/01/2014 (I)..........................     3,889
    3,450   Tenet Healthcare Corp.,
              6.50%, 06/01/2012...............................     3,122
                                                                --------
                                                                  41,014
                                                                --------
            SERVICES -- 18.3%
    1,655   Allied Waste North America, Inc.,
              5.75%, 02/15/2011 (G)...........................     1,600
    1,100   Allied Waste North America, Inc.,
              7.88%, 04/15/2013...............................     1,134
      233   Allied Waste North America, Inc.,
              9.25%, 09/01/2012...............................       248
    2,500   AMC Entertainment, Inc.,
              11.00%, 02/01/2016#.............................     2,806
    3,395   Ameripath, Inc.,
              10.50%, 04/01/2013#.............................     3,675
    2,370   Cablevision Systems Corp.,
              9.87%, 04/01/2009 (L)...........................     2,500
      400   Century Communications Corp.,
              8.88%, 01/15/2007...............................       417
    3,570   Clarke American Corp.,
              11.75%, 12/15/2013..............................     3,820
    3,055   Compucom Systems, Inc.,
              12.00%, 11/01/2014 (I)..........................     3,147
    7,090   Dex Media West LLC, Inc.,
              8.00%, 11/15/2013...............................     7,303
    5,277   Dex Media West LLC, Inc.,
              9.88%, 08/15/2013...............................     5,752
    3,650   DirecTV Holdings LLC,
              6.38%, 06/15/2015...............................     3,499
   34,000   Dow Jones CDX HY,
              8.38%, 12/29/2011 (I)(G)........................    34,741
    1,700   Education Management LLC,
              8.75%, 06/01/2014 (I)...........................     1,760
    1,800   Education Management LLC,
              10.25%, 06/01/2016 (I)(G).......................     1,904
    3,475   Knowledge Learning Center, Inc.,
              7.75%, 02/01/2015 (I)...........................     3,327
    2,900   Liberty Media Corp.,
              8.25%, 02/01/2030...............................     2,843
    3,465   Lodgenet Entertainment Corp.,
              9.50%, 06/15/2013...............................     3,734

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT
GRADE -- (CONTINUED)
            SERVICES -- (CONTINUED)
$   1,770   MGM Mirage, Inc.,
              6.75%, 04/01/2013...............................  $  1,730
    4,655   MGM Mirage, Inc.,
              6.75%, 09/01/2012...............................     4,585
    1,860   MTR Gaming Group, Inc.,
              9.00%, 06/01/2012...............................     1,907
    2,185   NCO Group, Inc.,
              11.88%, 11/15/2014 (I)..........................     2,212
    2,925   Penn National Gaming, Inc.,
              6.75%, 03/01/2015 (G)...........................     2,867
    1,700   Pokagon Gaming Authority,
              10.38%, 06/15/2014 (I)..........................     1,862
    3,000   Quebecor World Capital Corp.,
              6.13%, 11/15/2013...............................     2,588
    2,570   Quebecor World Capital Corp.,
              8.75%, 03/15/2016 (I)(G)........................     2,461
    2,330   Quebecor World, Inc.,
              9.75%, 01/15/2015 (I)...........................     2,345
    3,755   Sheridan Group, Inc.,
              10.25%, 08/15/2011..............................     3,905
    3,500   Sirius Satellite Radio, Inc.,
              9.63%, 08/01/2013 (G)...........................     3,443
    6,030   SunGard Data Systems, Inc.,
              10.25%, 08/15/2015 (G)..........................     6,437
    2,050   Town Sports International, Inc.,
              9.63%, 04/15/2011 (G)...........................     2,165
    1,910   Tropicana Entertainment,
              9.63%, 12/15/2014 (I)...........................     1,891
    3,500   Unisys Corp.,
              7.88%, 04/01/2008 (G)...........................     3,491
    3,050   West Corp.,
              9.50%, 10/15/2014 (I)...........................     3,050
    3,665   Wynn Las Vegas LLC,
              6.63%, 12/01/2014...............................     3,642
                                                                --------
                                                                 134,791
                                                                --------
            TECHNOLOGY -- 19.0%
    2,985   Advanced Micro Devices, Inc.,
              7.75%, 11/01/2012 (G)...........................     3,096
    1,710   Amkor Technologies, Inc.,
              10.50%, 05/01/2009..............................     1,667
    3,445   Broadview Networks Holdings, Inc.,
              11.38%, 09/01/2012 (I)..........................     3,591
    7,200   Charter Communications Operating LLC,
              8.00%, 04/30/2012 (I)...........................     7,479
    8,645   Charter Communications Holdings LLC,
              9.92%, 04/01/2011 (G)...........................     7,997
    2,800   Cincinnati Bell, Inc.,
              7.25%, 07/15/2013 (G)...........................     2,898
    3,650   Citizens Communications Co.,
              7.88%, 01/15/2027 (I)...........................     3,687
    3,500   Dobson Cellular Systems,
              8.38%, 11/01/2011 (I)...........................     3,688

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            TECHNOLOGY -- (CONTINUED)
$   1,355   Dobson Communications Corp.,
              9.62%, 10/15/2012 (L)...........................  $  1,382
    2,800   Flextronics International Ltd.,
              6.50%, 05/15/2013...............................     2,765
    7,200   Freescale Semiconductor, Inc.,
              10.13%, 12/15/2016 (I)..........................     7,209
    2,570   Hawaiian Telcom Communications, Inc.,
              10.89%, 05/01/2013 (L)(G).......................     2,570
    3,530   Idearc, Inc.,
              8.00%, 11/15/2016 (I)...........................     3,583
    2,805   Inmarsat Finance plc,
              7.63%, 06/30/2012...............................     2,896
    7,305   Intelsat Bermuda Ltd.,
              11.25%, 06/15/2016 (I)..........................     8,017
    3,615   Itron, Inc.,
              7.75%, 05/15/2012...............................     3,696
    3,500   Leap Wireless International, Inc.,
              9.38%, 11/01/2014 (I)(G)........................     3,693
    1,825   Level 3 Communications,
              11.50%, 03/01/2010 (G)..........................     1,935
    6,430   Level 3 Financing, Inc.,
              12.25%, 03/15/2013..............................     7,282
    2,594   Lucent Technologies, Inc.,
              6.45%, 03/15/2029...............................     2,393
    3,500   MagnaChip Semiconductor,
              6.88%, 12/15/2011...............................     2,958
    3,500   Mediacom LLC,
              9.50%, 01/15/2013...............................     3,605
    3,435   Metro Pcs Wireless, Inc.,
              9.25%, 11/01/2014 (I)...........................     3,590
    1,280   Momentive Performance,
              9.75%, 12/01/2014 (I)...........................     1,280
      800   Momentive Performance,
              11.50%, 12/01/2016 (I)..........................       784
    6,500   Nortel Networks Ltd.,
              10.75%, 07/15/2016 (I)..........................     7,109
    4,800   NXP B.V.,
              8.12%, 10/15/2013 (I)(L)........................     4,872
    6,670   Qwest Communications International, Inc.,
              7.50%, 02/15/2014 (G)...........................     6,870
    3,500   Rural Cellular Corp.,
              8.25%, 03/15/2012...............................     3,644
    2,650   Sanmina-SCI Corp.,
              8.13%, 03/01/2016 (G)...........................     2,564
    3,015   Seagate Technology Holdings,
              6.80%, 10/01/2016...............................     3,030
    3,135   Solectron Global Finance Ltd.,
              8.00%, 03/15/2016 (G)...........................     3,174
    3,425   STATS ChipPAC Ltd.,
              7.50%, 07/19/2010 (G)...........................     3,451
    3,300   UGS Corp.,
              10.00%, 06/01/2012..............................     3,597

The accompanying notes are an integral part of these financial statements.

 HARTFORD HIGH YIELD HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
AMOUNT (B)                                                       VALUE (W)
----------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT
GRADE -- (CONTINUED)
             TECHNOLOGY -- (CONTINUED)
EUR 1,600    Wind Acquisition,
               9.75%, 12/01/2015 (I)...........................  $  2,429
$   4,715    Windstream Corp.,
               8.63%, 08/01/2016...............................     5,163
                                                                 --------
                                                                  139,644
                                                                 --------
             TRANSPORTATION -- 0.2%
    1,625    PHI, Inc.,
               7.13%, 04/15/2013...............................     1,572
                                                                 --------
             UTILITIES -- 6.1%
    3,110    Atlas Pipeline Partners L.P.,
               8.13%, 12/15/2015#..............................     3,196
    4,000    Chivor S.S. E.S.P.,
               9.75%, 12/30/2014 (K)...........................     4,560
    3,625    Colorado Interstate Gas Co.,
               6.80%, 11/15/2015...............................     3,769
    2,750    Copano Energy LLC,
               8.13%, 03/01/2016...............................     2,846
    3,515    Edison Mission Energy,
               7.50%, 06/15/2013...............................     3,673
    1,643    Elwood Energy LLC,
               8.16%, 07/05/2026...............................     1,716
    3,440    Markwest Energy Partners L.P.,
               8.50%, 07/15/2016 (I)...........................     3,578
    2,400    Mirant Americas Generation LLC,
               8.30%, 05/01/2011...............................     2,460
    2,545    NGC Corp.,
               7.13%, 05/15/2018 (G)...........................     2,481
    2,075    NRG Energy, Inc.,
               7.25%, 02/01/2014...............................     2,091
    3,620    NRG Energy, Inc.,
               7.38%, 02/01/2016...............................     3,638
    1,665    NRG Engery, Inc.,
               7.38%, 01/15/2017...............................     1,669
    1,700    PSEG Energy Holdings LLC,
               8.50%, 06/15/2011...............................     1,828
    2,325    Regency Energy Partners,
               8.38%, 12/15/2013 (I)...........................     2,331
    2,900    Reliant Energy, Inc.,
               6.75%, 12/15/2014...............................     2,835
    1,775    Williams Partners LP,
               7.25%, 02/01/2017 (I)...........................     1,811
                                                                 --------
                                                                   44,482
                                                                 --------
             Total corporate bonds: non-investment grade
               (cost $689,603).................................  $704,233
                                                                 --------
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) -- 1.4%
             CONSUMER CYCLICAL -- 0.5%
$   3,500    Ford Motor Co.,
               8.36%, 12/12/2013 (Q)(N)#.......................  $  3,506
                                                                 --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- 0.4%
$   2,900   Rental Service Corp.,
              8.86%, 11/21/2013 (N)...........................  $  2,923
                                                                --------
            TECHNOLOGY -- 0.5%
    3,650   Wind Acquisitions Holdings Finance S.A.,
              12.61%, 12/12/2011 (Q)(AA)......................     3,698
                                                                --------
            Total senior floating rate interests:
              non-investment grade
              (cost $10,055)..................................  $ 10,127
                                                                --------
 SHARES
---------
COMMON STOCK -- 0.0%
            CONSUMER CYCLICAL -- 0.0%
       --   Hosiery Corp. of America, Inc. Class A (D)(H)(A)..  $     --
                                                                --------
            TECHNOLOGY -- 0.0%
       --   XO Holdings, Inc. (D)(H)(G).......................        --
                                                                --------
            Total common stock
              (cost $4).......................................  $     --
                                                                --------
WARRANTS -- 0.0%
            TECHNOLOGY -- 0.0%
       --   XO Holdings, Inc. ................................  $     --
                                                                --------
            Total warrants
              (cost $--)......................................  $     --
                                                                --------
PREFERRED STOCK -- 0.0%
            TECHNOLOGY -- 0.0%
       21   Adelphia Communications Corp. (D) +...............  $     --
                                                                --------
            Total preferred stock
              (cost $513).....................................  $     --
                                                                --------
            Total long-term investments
              (cost $714,512).................................  $728,919
                                                                --------
SHORT-TERM INVESTMENTS -- 21.8%
            INVESTMENT POOLS AND FUNDS -- 0.0%
       --   State Street Bank Money Market Fund...............  $     --
                                                                --------
PRINCIPAL
 AMOUNT
---------
            U.S. TREASURY SECURITIES -- 0.1%
$     400   U.S. Treasury Bill,
              4.83%, 03/15/2007 (S)...........................       396
                                                                --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 21.7%
  159,967   Navigator Prime Portfolio.........................  $159,967
                                                                --------
            Total short-term investments
              (cost $160,363).................................  $160,363
                                                                --------
            Total investments in securities
              (cost $874,874) (C).............................  $889,282
                                                                ========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.48% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors rounds to zero.

  (B)All principal amounts are in U.S. dollars unless otherwise indicated.

      EUR -- EURO

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $875,457 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $17,634
      Unrealized depreciation.........................   (3,809)
                                                        -------
      Net unrealized appreciation.....................  $13,825
                                                        =======

  (D)Currently non-income producing.

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
 (G) Security is partially on loan at December 31, 2006.

  (H)The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED       SHARES/PAR            SECURITY           COST BASIS
      --------       ----------            --------           ----------
      October, 1994      --       Hosiery Corp. of America,
                                  Inc. Class A-144A             $   4
      May, 2006          --       XO Holdings, Inc.                --

     The aggregate value of these securities at December 31, 2006 rounds to zero.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $227,190, which represents 30.87% of total net assets.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At December 31, 2006, the market value of these securities amounted to $4,560 or 0.62% of net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2006.
 (N) The interest rate disclosed for these securities represents the average coupon as of December 31, 2006.

 (P) The interest rate disclosed for interest only strips represents effective yield based upon estimated future cash flows at December 31, 2006.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2006 was $4,820.

  (S)Security pledged as initial margin deposit for open futures contracts at December 31, 2006.

     FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2006.

                                                                 UNREALIZED
                             NUMBER OF                          APPRECIATION
           DESCRIPTION       CONTRACTS*  POSITION  EXPIRATION  (DEPRECIATION)
           -----------       ----------  --------  ----------  --------------
      CBT 5 Year U.S.
      Treasury Note          600         long      March 2007      $ (433)
                                                                   ======

     * The number of contracts does not omit 000's.

 (V) Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The average coupon indicated is the rate in effect at December 31, 2006.

+    Convertible debt security.

 (AA)The interest rate disclosed for these securities represents an estimated average coupon as of December 31, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
                DESCRIPTION                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
                -----------                   -----------         ------         --------         --------         --------------
Euro                                            Sell              $4,568          $4,571          2/1/2007               $3
                                                                                                                         ==

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 99.2%
            BASIC MATERIALS -- 3.1%
      32    Air Products and Chemicals, Inc. .................  $    2,264
     127    Alcoa, Inc. (G)...................................       3,804
      15    Allegheny Technologies, Inc. .....................       1,333
       8    Ashland, Inc. ....................................         581
      15    Ball Corp. .......................................         663
      15    Bemis Co., Inc. ..................................         520
      27    Consol Energy, Inc. ..............................         858
     140    Dow Chemical Co. .................................       5,577
     134    E.I. DuPont de Nemours & Co. (G)..................       6,549
      12    Eastman Chemical Co. (G)..........................         712
      42    Eastman Kodak Co. ................................       1,086
      22    Fortune Brands, Inc. .............................       1,891
      29    Freeport-McMoRan Copper & Gold, Inc. Class B......       1,605
      26    Goodyear Tire & Rubber Co. (D)....................         544
      17    Hercules, Inc. (D)(G).............................         322
      11    International Flavors & Fragrances, Inc. (G)......         560
      67    International Paper Co. ..........................       2,269
      67    Kimberly-Clark Corp. .............................       4,554
      27    MeadWestvaco Corp. ...............................         800
      66    Newmont Mining Corp. .............................       2,972
      44    Nucor Corp. ......................................       2,415
      11    OfficeMax, Inc. (G)...............................         541
      19    Pactiv Corp. (D)..................................         692
      39    Peabody Energy Corp. .............................       1,560
      30    Phelps Dodge Corp. ...............................       3,570
      24    PPG Industries, Inc. .............................       1,554
      47    Praxair, Inc. ....................................       2,799
      21    Rohm & Haas Co. ..................................       1,063
      12    Sealed Air Corp. .................................         766
       9    Snap-On, Inc. ....................................         405
      12    Stanley Works (G).................................         598
      16    Temple-Inland, Inc. ..............................         718
      17    United States Steel Corp. ........................       1,265
      14    Vulcan Materials Co. .............................       1,240
                                                                ----------
                                                                    58,650
                                                                ----------
            CAPITAL GOODS -- 4.4%
     108    3M Co. ...........................................       8,386
      25    American Standard Cos., Inc. .....................       1,165
     203    Applied Materials, Inc. ..........................       3,745
      47    Baker Hughes, Inc. (G)............................       3,499
      10    Black & Decker Corp. .............................         792
     116    Boeing Co. .......................................      10,269
      95    Caterpillar, Inc. ................................       5,829
       8    Cummins, Inc. ....................................         910
      34    Deere & Co. ......................................       3,214
      22    Eaton Corp. ......................................       1,638
      18    Goodrich Corp. ...................................         829
      23    Hasbro, Inc. .....................................         635
     119    Honeywell International, Inc. ....................       5,401
      61    Illinois Tool Works, Inc. ........................       2,833
      45    Ingersoll-Rand Co. Class A........................       1,752
      50    International Game Technology.....................       2,290
      27    ITT Corp. ........................................       1,534

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            CAPITAL GOODS -- (CONTINUED)
      29    KLA-Tencor Corp. .................................  $    1,448
      26    National Oilwell Varco, Inc. (D)..................       1,572
      50    Northrop Grumman Corp. ...........................       3,417
      18    Novellus Systems, Inc. (D)(G).....................         623
      18    Pall Corp. .......................................         618
      17    Parker-Hannifin Corp. ............................       1,322
      32    Pitney Bowes, Inc. ...............................       1,497
      25    Rockwell Automation, Inc. ........................       1,521
      29    Smith International, Inc. ........................       1,195
      28    Teradyne, Inc. (D)(G).............................         416
      15    Terex Corp. (D)...................................         962
      18    Textron, Inc. ....................................       1,716
     147    United Technologies Corp. ........................       9,172
     141    Xerox Corp. (D)...................................       2,392
                                                                ----------
                                                                    82,592
                                                                ----------
            CONSUMER CYCLICAL -- 9.0%
     306    Altria Group, Inc. ...............................      26,294
      45    Amazon.com, Inc. (D)..............................       1,784
      22    AutoNation, Inc. (D)..............................         467
       7    AutoZone, Inc. (D)................................         855
      14    Avery Dennison Corp. .............................         937
      41    Bed Bath & Beyond, Inc. (D).......................       1,574
      59    Best Buy Co., Inc. ...............................       2,899
      16    Big Lots, Inc. (D)................................         369
      12    Brown-Forman Corp. ...............................         762
      14    Brunswick Corp. ..................................         431
      17    Centex Corp. .....................................         973
      21    Circuit City Stores, Inc. (G).....................         395
      54    Coach, Inc. (D)...................................       2,309
      67    Costco Wholesale Corp. ...........................       3,543
      40    D.R. Horton, Inc. (G).............................       1,068
      22    Darden Restaurants, Inc. .........................         864
       9    Dillard's, Inc. ..................................         311
      46    Dollar General Corp. .............................         732
     169    eBay, Inc. (D)#...................................       5,086
      22    Family Dollar Stores, Inc. .......................         651
      77    Federated Department Stores, Inc. ................       2,928
     276    Ford Motor Co. ...................................       2,073
      77    Gap, Inc. ........................................       1,502
      83    General Motors Corp. (G)..........................       2,540
      25    Genuine Parts Co. ................................       1,181
     298    Home Depot, Inc. (G)..............................      11,980
      33    J. C. Penney Co., Inc. (G)........................       2,546
      29    Johnson Controls, Inc. (G)........................       2,459
      16    Jones Apparel Group, Inc. ........................         538
      12    KB Home (G).......................................         590
      48    Kohl's Corp. (D)..................................       3,269
     105    Kroger Co. .......................................       2,418
      26    Leggett & Platt, Inc. (G).........................         629
      20    Lennar Corp. (G)..................................       1,060
      15    Liz Claiborne, Inc. ..............................         652
     223    Lowe's Cos., Inc. ................................       6,934
      50    Ltd. Brands, Inc. ................................       1,447
      58    Masco Corp. (G)...................................       1,721
      56    Mattel, Inc. .....................................       1,264

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            CONSUMER CYCLICAL -- (CONTINUED)
     181    McDonald's Corp. .................................  $    8,011
      41    Newell Rubbermaid, Inc. ..........................       1,172
      28    NIKE, Inc. Class B (G)............................       2,726
      33    Nordstrom, Inc. (G)...............................       1,648
      41    Office Depot, Inc. (D)(G).........................       1,554
      36    PACCAR, Inc. .....................................       2,353
      20    Patterson Cos., Inc. (D)..........................         721
      31    Pulte Homes, Inc. ................................       1,027
      20    RadioShack Corp. .................................         336
      65    Safeway, Inc. ....................................       2,240
      12    Sears Holdings Corp. (D)..........................       2,043
      16    Sherwin-Williams Co. (G)..........................       1,043
     106    Staples, Inc. ....................................       2,820
     111    Starbucks Corp. (D)...............................       3,914
      30    Supervalu, Inc. ..................................       1,076
      90    Sysco Corp. (G)...................................       3,322
     126    Target Corp. .....................................       7,164
      20    Tiffany & Co. ....................................         777
      67    TJX Cos., Inc. #..................................       1,895
      13    V.F. Corp. .......................................       1,075
      11    W.W. Grainger, Inc. ..............................         748
     359    Wal-Mart Stores, Inc. ............................      16,599
      14    Wendy's International, Inc. ......................         463
      21    Whole Foods Market, Inc. (G)......................         981
      39    Yum! Brands, Inc. ................................       2,281
                                                                ----------
                                                                   168,024
                                                                ----------
            CONSUMER STAPLES -- 5.5%
     112    Anheuser-Busch Cos., Inc. #.......................       5,530
      96    Archer Daniels Midland Co. .......................       3,070
      65    Avon Products, Inc. ..............................       2,148
      32    Campbell Soup Co. (G).............................       1,237
      22    Clorox Co. .......................................       1,424
     298    Coca-Cola Co. ....................................      14,379
      41    Coca-Cola Enterprises, Inc. ......................         827
      75    Colgate-Palmolive Co. ............................       4,906
      75    ConAgra Foods, Inc. ..............................       2,012
      31    Constellation Brands, Inc. Class A (D)............         894
      20    Dean Foods Co. (D)................................         824
      19    Estee Lauder Cos., Inc. ..........................         759
      50    General Mills, Inc. ..............................       2,889
      48    H.J. Heinz Co. ...................................       2,168
      25    Hershey Co. ......................................       1,265
      37    Kellogg Co. (G)...................................       1,837
      19    McCormick & Co., Inc. ............................         740
       7    Molson Coors Brewing Co. .........................         512
      20    Pepsi Bottling Group, Inc. .......................         621
     240    PepsiCo, Inc. ....................................      15,016
     463    Procter & Gamble Co. .............................      29,767
      25    Reynolds American, Inc. (G).......................       1,643
     109    Sara Lee Corp. ...................................       1,860
      37    Tyson Foods, Inc. Class A.........................         605
      24    UST, Inc. (G).....................................       1,368

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            CONSUMER STAPLES -- (CONTINUED)
      35    Weyerhaeuser Co. .................................  $    2,445
      32    Wm. Wrigley Jr. Co. (G)...........................       1,660
                                                                ----------
                                                                   102,406
                                                                ----------
            ENERGY -- 9.3%
      67    Anadarko Petroleum Corp. .........................       2,925
      48    Apache Corp. .....................................       3,204
      43    BJ Services Co. ..................................       1,255
      61    Chesapeake Energy Corp. ..........................       1,765
     319    Chevron Corp. ....................................      23,430
     241    ConocoPhillips....................................      17,308
      65    Devon Energy Corp. ...............................       4,335
      36    EOG Resources, Inc. (G)...........................       2,224
     852    ExxonMobil Corp. .................................      65,326
     147    Halliburton Co. ..................................       4,564
      40    Hess Corp. (G)....................................       1,963
      26    KeySpan Corp. ....................................       1,054
      51    Marathon Oil Corp. ...............................       4,751
      27    Murphy Oil Corp. .................................       1,388
      44    Nabors Industries Ltd. (D)........................       1,307
       7    Nicor, Inc. ......................................         304
      20    Noble Corp. ......................................       1,508
     126    Occidental Petroleum Corp. .......................       6,151
       6    Peoples Energy Corp. .............................         250
      16    Rowan Companies, Inc. ............................         535
     172    Schlumberger Ltd. ................................      10,879
      38    Sempra Energy.....................................       2,144
      18    Sunoco, Inc. .....................................       1,122
      43    Transocean, Inc. (D)(G)...........................       3,461
      88    Valero Energy Corp. ..............................       4,521
      50    Weatherford International Ltd. (D)................       2,076
      87    Williams Cos., Inc. ..............................       2,277
      53    XTO Energy, Inc. #................................       2,515
                                                                ----------
                                                                   174,542
                                                                ----------
            FINANCE -- 23.6%
      49    ACE Ltd. .........................................       2,966
      76    Aetna, Inc. ......................................       3,294
      79    Aflac, Inc. ......................................       3,652
      94    Allstate Corp. ...................................       6,123
      16    AMBAC Financial Group, Inc. ......................       1,425
     176    American Express Co. .............................      10,686
     391    American International Group, Inc. #..............      28,037
      35    Ameriprise Financial, Inc. .......................       1,930
      45    AON Corp. ........................................       1,601
      14    Apartment Investment & Management Co. ............         790
      32    Archstone-Smith Trust (G).........................       1,858
     656    Bank of America Corp. ............................      35,042
     112    Bank of New York Co., Inc. .......................       4,398
      79    BB&T Corp. .......................................       3,474
      17    Bear Stearns & Co., Inc. .........................       2,792
      17    Boston Properties, Inc. ..........................       1,908
      60    Capital One Financial Corp. ......................       4,581
      27    CB Richard Ellis Group, Inc. Class A (D)..........         900
     149    Charles Schwab Corp. .............................       2,891
       5    Chicago Mercantile Exchange Holdings, Inc. .......       2,593

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            FINANCE -- (CONTINUED)
      62    Chubb Corp. ......................................  $    3,277
      15    CIGNA Corp. ......................................       1,968
      26    Cincinnati Financial Corp. .......................       1,183
      29    CIT Group, Inc. ..................................       1,617
     718    Citigroup, Inc. ..................................      40,002
      23    Comerica, Inc. (G)................................       1,361
      27    Commerce Bancorp, Inc. (G)........................         966
      19    Compass Bancshares, Inc. (G)......................       1,133
      30    Comverse Technology, Inc. (D)(G)..................         623
      91    Countrywide Financial Corp. ......................       3,853
      62    E*Trade Financial Corp. (D).......................       1,399
      51    Equity Office Properties Trust (G)................       2,474
      43    Equity Residential Properties Trust...............       2,166
     101    Federal Home Loan Mortgage Corp. .................       6,880
     143    Federal National Mortgage Association.............       8,464
      13    Federated Investors, Inc. ........................         446
      82    Fifth Third Bancorp (G)...........................       3,339
      18    First Horizon National Corp. .....................         760
      24    Franklin Resources, Inc. .........................       2,681
      71    Genworth Financial, Inc. .........................       2,433
      62    Goldman Sachs Group, Inc. ........................      12,406
      24    Humana, Inc. (D)..................................       1,344
      35    Huntington Bancshares, Inc. ......................         824
      29    Janus Capital Group, Inc. ........................         628
     507    JP Morgan Chase & Co. ............................      24,490
      59    Keycorp...........................................       2,234
      33    Kimco Realty Corp. ...............................       1,483
      19    Legg Mason, Inc. (G)..............................       1,830
      77    Lehman Brothers Holdings, Inc. ...................       6,054
      46    Lincoln National Corp. ...........................       3,060
      69    Loews Corp. ......................................       2,854
      11    M&T Bank Corp. ...................................       1,380
      81    Marsh & McLennan Cos., Inc. ......................       2,471
      37    Marshall & Ilsley Corp. ..........................       1,795
      20    MBIA, Inc. (G)....................................       1,483
      43    Medco Health Solutions, Inc. (D)..................       2,292
      60    Mellon Financial Corp. ...........................       2,539
     129    Merrill Lynch & Co., Inc. ........................      12,024
     122    Metlife, Inc. ....................................       7,204
      13    MGIC Investment Corp. (G).........................         782
     155    Morgan Stanley....................................      12,596
      92    National City Corp. (G)...........................       3,373
      27    Northern Trust Corp. (G)..........................       1,663
      26    Plum Creek Timber Co., Inc. (G)...................       1,032
      43    PNC Financial Services Group, Inc. ...............       3,183
      43    Principal Financial Group, Inc. ..................       2,541
     115    Progressive Corp. ................................       2,775
      36    ProLogis..........................................       2,200
      77    Prudential Financial, Inc. .......................       6,577
      18    Public Storage, Inc. .............................       1,745
      31    Realogy Corp. (D).................................         949
     107    Regions Financial Corp. ..........................       3,985
       9    Ryder System, Inc. ...............................         454
      16    SAFECO Corp. .....................................         988
      32    Simon Property Group, Inc. .......................       3,273

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
      60    SLM Corp. ........................................  $    2,914
      53    Sovereign Bancorp, Inc. #.........................       1,333
     104    St. Paul Travelers Cos., Inc. ....................       5,574
      49    State Street Corp. ...............................       3,276
      52    SunTrust Banks, Inc. .............................       4,371
      48    Synovus Financial Corp. ..........................       1,464
      39    T. Rowe Price Group, Inc. ........................       1,685
      16    Torchmark Corp. ..................................       1,001
     197    UnitedHealth Group, Inc. .........................      10,578
      55    UnumProvident Corp. ..............................       1,139
     257    US Bancorp (G)....................................       9,298
      19    Vornado Realty Trust..............................       2,291
     279    Wachovia Corp. ...................................      15,864
     138    Washington Mutual, Inc. ..........................       6,283
      91    Wellpoint, Inc. (D)...............................       7,134
     493    Wells Fargo & Co. (G).............................      17,548
     112    Western Union Co..................................       2,511
      27    XL Capital Ltd. Class A...........................       1,961
      16    Zions Bancorporation #............................       1,286
                                                                ----------
                                                                   441,988
                                                                ----------
            HEALTH CARE -- 10.4%
     224    Abbott Laboratories...............................      10,926
      22    Allergan, Inc. (G)................................       2,687
      28    Amerisource Bergen Corp. .........................       1,263
     171    Amgen, Inc. (D)...................................      11,650
      15    Bard (C.R.), Inc. ................................       1,253
      16    Barr Pharmaceuticals, Inc. (D)....................         777
       8    Bausch & Lomb, Inc. ..............................         411
      96    Baxter International, Inc. .......................       4,437
      36    Becton, Dickinson & Co. ..........................       2,526
      49    Biogen Idec, Inc. (D)#............................       2,423
      36    Biomet, Inc. .....................................       1,477
     172    Boston Scientific Corp. (D).......................       2,961
     287    Bristol-Myers Squibb Co. .........................       7,565
      59    Cardinal Health, Inc. ............................       3,817
      62    Caremark Rx, Inc. ................................       3,560
      54    Celgene Corp. (D).................................       3,133
      23    Coventry Health Care, Inc. (D)....................       1,166
     120    CVS Corp. ........................................       3,721
     144    Eli Lilly & Co. ..................................       7,498
      46    Forest Laboratories, Inc. (D).....................       2,342
      38    Genzyme Corp. (D).................................       2,365
      67    Gilead Sciences, Inc. (D).........................       4,365
      35    Health Management Associates, Inc. Class A........         743
      23    Hospira, Inc. (D).................................         766
     424    Johnson & Johnson.................................      27,977
      36    King Pharmaceuticals, Inc. (D)....................         565
      18    Laboratory Corp. of America Holdings (D)..........       1,345
      11    Manor Care, Inc. .................................         507
      43    McKesson Corp. ...................................       2,194
      35    MedImmune, Inc. (D)(G)............................       1,136
     317    Merck & Co., Inc. #...............................      13,837
      79    Monsanto Co. .....................................       4,170
      31    Mylan Laboratories, Inc. (G)......................         621
   1,054    Pfizer, Inc. .....................................      27,295

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
      23    Quest Diagnostics, Inc. ..........................  $    1,240
     217    Schering-Plough Corp. ............................       5,123
      10    Sigma-Aldrich Corp. ..............................         746
      52    St. Jude Medical, Inc. (D)........................       1,889
      43    Stryker Corp. (G).................................       2,396
      69    Tenet Healthcare Corp. (D)........................         480
     147    Walgreen Co. .....................................       6,732
      15    Watson Pharmaceuticals, Inc. (D)..................         393
     197    Wyeth.............................................      10,025
      35    Zimmer Holdings, Inc. (D).........................       2,736
                                                                ----------
                                                                   195,239
                                                                ----------
            SERVICES -- 6.9%
      37    Allied Waste Industries, Inc. (D).................         456
      21    Apollo Group, Inc. Class A (D)(G).................         799
      34    Autodesk, Inc. (D)................................       1,372
      80    Automatic Data Processing, Inc. #.................       3,964
      67    Avaya, Inc. (D)...................................         931
     114    CBS Corp. Class B.................................       3,561
      20    Cintas Corp. .....................................         790
      72    Clear Channel Communications, Inc. ...............       2,566
      21    Cognizant Technology Solutions Corp. (D)..........       1,597
     304    Comcast Corp. Class A (D)(G)......................      12,876
      25    Computer Sciences Corp. (D).......................       1,340
      20    Convergys Corp. (D)...............................         480
     113    DirecTV Group, Inc. (D)...........................       2,811
      10    Dow Jones & Co., Inc. ............................         361
      12    E.W. Scripps Co. .................................         609
      26    Ecolab, Inc. .....................................       1,180
      76    Electronic Data Systems Corp. ....................       2,083
      18    Equifax, Inc. (D).................................         743
      20    Express Scripts, Inc. (D)(G)......................       1,418
      45    FedEx Corp. ......................................       4,864
      13    Fluor Corp. ......................................       1,053
      34    Gannett Co., Inc. ................................       2,068
      47    H & R Block, Inc. ................................       1,085
      27    Harrah's Entertainment, Inc. .....................       2,252
      57    Hilton Hotels Corp. ..............................       1,974
      29    IMS Health, Inc. .................................         800
      65    Interpublic Group of Cos., Inc. (D)(G)............         789
      49    Marriott International, Inc. Class A..............       2,346
      52    McGraw-Hill Cos., Inc. ...........................       3,521
       6    Meredith Corp. (G)................................         321
      19    Monster Worldwide, Inc. (D).......................         877
      34    Moody's Corp. ....................................       2,369
      21    New York Times Co. Class A (G)....................         512
     342    News Corp. Class A................................       7,348
      50    Novell, Inc. (D)..................................         311
      25    Omnicom Group, Inc. ..............................       2,606
      49    Paychex, Inc. ....................................       1,956
      32    R.R. Donnelley & Sons Co. ........................       1,127
      25    Robert Half International, Inc. ..................         909
      19    Sabre Holdings Corp. .............................         615
      31    Starwood Hotels & Resorts.........................       1,938
     514    Sun Microsystems, Inc. (D)........................       2,788

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SERVICES -- (CONTINUED)
     584    Time Warner, Inc. ................................  $   12,709
      28    Tribune Co. (G)...................................         862
      51    Unisys Corp. (D)..................................         398
     157    United Parcel Service, Inc. Class B...............      11,763
      37    Univision Communications, Inc. Class A (D)(G).....       1,307
     102    Viacom, Inc. Class B (D)..........................       4,194
     302    Walt Disney Co. ..................................      10,359
      78    Waste Management, Inc. ...........................       2,875
      29    Wyndham Worldwide Corp. (D).......................         929
                                                                ----------
                                                                   129,762
                                                                ----------
            TECHNOLOGY -- 22.2%
      17    ADC Telecommunications, Inc. (D)..................         251
      85    Adobe Systems, Inc. (D)#..........................       3,507
      80    Advanced Micro Devices, Inc. (D)(G)...............       1,632
      17    Affiliated Computer Services, Inc. Class A (D)#...         845
      60    Agilent Technologies, Inc. (D)....................       2,082
      55    Alltel Corp. .....................................       3,305
      53    Altera Corp. (D)..................................       1,041
      25    American Power Conversion Corp. ..................         759
      50    Analog Devices, Inc. .............................       1,644
     124    Apple Computer, Inc. (D)(G).......................      10,543
      27    Applera Corp. -- Applied Biosystems Group.........         983
     562    AT&T, Inc. #......................................      20,080
     267    BellSouth Corp. ..................................      12,559
      30    BMC Software, Inc. (D)............................         966
      69    Broadcom Corp. Class A (D)........................       2,214
      60    CA, Inc. .........................................       1,359
      17    CenturyTel, Inc. .................................         733
      12    Ciena Corp. (D)...................................         341
     888    Cisco Systems, Inc. (D)...........................      24,259
      47    Citizens Communications Co. ......................         675
      27    Citrix Systems, Inc. (D)..........................         717
      52    Compuware Corp. (D)...............................         431
      13    Cooper Industries Ltd. ...........................       1,203
     229    Corning, Inc. (D).................................       4,279
      35    Danaher Corp. (G).................................       2,507
     332    Dell, Inc. (D)#...................................       8,330
      30    Dover Corp. ......................................       1,461
      45    Electronic Arts, Inc. (D).........................       2,270
      22    Embarq Corp. .....................................       1,146
     322    EMC Corp. (D)#....................................       4,249
     117    Emerson Electric Co. .............................       5,167
      24    Fidelity National Information Services, Inc. .....         950
     112    First Data Corp. .................................       2,856
      25    Fiserv, Inc. (D)..................................       1,326
   1,507    General Electric Co. .............................      56,064
      31    Google, Inc. (D)..................................      14,421
      10    Harman International Industries, Inc. ............         949
     400    Hewlett-Packard Co. ..............................      16,490
      33    IAC/Interactive Corp. (D)(G)......................       1,211
     843    Intel Corp. ......................................      17,066
     220    International Business Machines Corp. #...........      21,393
      51    Intuit, Inc. (D)..................................       1,559
      27    Jabil Circuit, Inc. ..............................         665

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
      31    JDS Uniphase Corp. (D)............................  $      515
      83    Juniper Networks, Inc. (D)........................       1,566
      18    L-3 Communications Holdings, Inc. ................       1,497
      14    Lexmark International, Inc. ADR (D)...............       1,047
      44    Linear Technology Corp. ..........................       1,325
      52    Lockheed Martin Corp. ............................       4,793
      59    LSI Logic Corp. (D)...............................         527
      47    Maxim Integrated Products, Inc. ..................       1,439
     168    Medtronic, Inc. ..................................       9,003
     110    Micron Technology, Inc. (D)(G)....................       1,540
   1,264    Microsoft Corp. ..................................      37,756
       8    Millipore Corp. (D)...............................         519
      21    Molex, Inc. ......................................         655
     353    Motorola, Inc. ...................................       7,265
      42    National Semiconductor Corp. (G)..................         960
      26    NCR Corp. (D).....................................       1,112
      55    Network Appliance, Inc. (D).......................       2,147
      52    NVIDIA Corp. (D)..................................       1,923
     585    Oracle Corp. (D)..................................      10,022
      18    PerkinElmer, Inc. ................................         400
      31    PMC-Sierra, Inc. (D)(G)...........................         207
      23    QLogic Corp. (D)..................................         506
     242    Qualcomm, Inc. ...................................       9,128
     235    Qwest Communications International, Inc. (D)(G)...       1,967
      65    Raytheon Co. .....................................       3,433
      24    Rockwell Collins, Inc. ...........................       1,544
      33    SanDisk Corp. (D).................................       1,416
      79    Sanmina-SCI Corp. (D).............................         272
     134    Solectron Corp. (D)...............................         431
     423    Sprint Nextel Corp. ..............................       7,993
     137    Symantec Corp. (D)(G).............................       2,859
      37    Symbol Technologies, Inc. ........................         556
      12    Tektronix, Inc. (G)...............................         353
      65    Tellabs, Inc. (D).................................         665
     217    Texas Instruments, Inc. ..........................       6,247
      60    Thermo Fisher Scientific Inc. (D).................       2,701
     291    Tyco International Ltd. ..........................       8,838
      36    VeriSign, Inc. (D)................................         861
     427    Verizon Communications, Inc. .....................      15,893
      15    Waters Corp. (D)#.................................         725
      12    Whirlpool Corp. (G)...............................         955
      70    Windstream Corp. .................................         991
      49    Xilinx, Inc. .....................................       1,169
     179    Yahoo!, Inc. (D)..................................       4,570
                                                                ----------
                                                                   416,779
                                                                ----------
            TRANSPORTATION -- 1.3%
      52    Burlington Northern Santa Fe Corp. ...............       3,872
      65    Carnival Corp. ...................................       3,190
      64    CSX Corp. (G).....................................       2,191
      59    General Dynamics Corp. ...........................       4,397
      38    Harley-Davidson, Inc. (G).........................       2,671
      58    Norfolk Southern Corp. ...........................       2,919

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            TRANSPORTATION -- (CONTINUED)
     116    Southwest Airlines Co. ...........................  $    1,772
      39    Union Pacific Corp. ..............................       3,625
                                                                ----------
                                                                    24,637
                                                                ----------
            UTILITIES -- 3.5%
      97    AES Corp. (D).....................................       2,139
      24    Allegheny Energy, Inc. (D)........................       1,111
      30    Ameren Corp. (G)..................................       1,617
      58    American Electric Power Co., Inc. ................       2,463
      46    CenterPoint Energy, Inc. (G)......................         758
      33    CMS Energy Corp. (D)..............................         543
      38    Consolidated Edison, Inc. (G).....................       1,803
      26    Constellation Energy Group, Inc. .................       1,811
      52    Dominion Resources, Inc. .........................       4,331
      26    DTE Energy Co. (G)................................       1,259
     184    Duke Energy Corp. ................................       6,094
      55    Dynegy, Inc. (D)..................................         400
      48    Edison International..............................       2,164
     103    El Paso Corp. ....................................       1,575
      30    Entergy Corp. ....................................       2,790
      98    Exelon Corp. .....................................       6,068
      47    FirstEnergy Corp. ................................       2,810
      59    FPL Group, Inc. ..................................       3,213
      16    Kinder Morgan, Inc. ..............................       1,660
      40    NiSource, Inc. ...................................         964
      51    PG&E Corp. (G)....................................       2,412
      15    Pinnacle West Capital Corp. ......................         739
      56    PPL Corp. ........................................       1,998
      37    Progress Energy, Inc. ............................       1,826
      37    Public Service Enterprise Group, Inc. ............       2,450
      13    Questar Corp. ....................................       1,046
     109    Southern Co. .....................................       4,003
      31    TECO Energy, Inc. ................................         527
      67    TXU Corp. ........................................       3,639
      60    Xcel Energy, Inc. ................................       1,372
                                                                ----------
                                                                    65,585
                                                                ----------
            Total common stock
              (cost $1,484,804)...............................  $1,860,204
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 7.6%
            REPURCHASE AGREEMENTS -- 0.7%
$  4,919    BNP Paribas Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................  $    4,919
   3,889    RBS Greenwich Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................       3,889
   4,919    UBS Securities LLC Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................       4,919
                                                                ----------
                                                                    13,727
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 6.9%
 128,688    Mellon GSL DBTII Collateral Fund..................  $  128,688
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            U.S. GOVERNMENT SECURITIES -- 0.1%
$  2,000    U.S. Treasury Bill,
              4.87%, 03/15/2007 (M)(S)........................  $    1,981
                                                                ----------
            Total short-term investments
              (cost $144,396).................................  $  144,396
                                                                ----------
            Total investments in securities
              (cost $1,629,200) (C)...........................  $2,004,600
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.75% of total net assets at December 31, 2006.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $1,648,777 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $ 508,279
      Unrealized depreciation.......................   (153,746)
                                                      ---------
      Net unrealized appreciation...................  $ 354,533
                                                      =========

  (D)Currently non-income producing.

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

 (G) Security is partially on loan at December 31, 2006.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (S)Security pledged as initial margin deposit for open futures contracts at December 31, 2006.

     FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                    UNREALIZED
                             NUMBER OF                             APPRECIATION
      DESCRIPTION            CONTRACTS*   POSITION   EXPIRATION   (DEPRECIATION)
      -----------            ----------   --------   ----------   --------------
      Standard & Poor's
      500..................      51         Long     March 2007        $(66)
                                                                       ====

     * The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 96.1%
            AUSTRALIA -- 1.5%
     360    Aristocrat Leisure Ltd. (A).......................  $  4,499
     427    Brambles Ltd. (D)(A)..............................     4,312
     325    Toll Holdings Ltd. (A)............................     4,685
                                                                --------
                                                                  13,496
                                                                --------
            AUSTRIA -- 1.3%
     151    Erste Bank Der Oesterreichischen Sparkassen AG
              (A).............................................    11,530
                                                                --------
            BELGIUM -- 1.3%
      60    KBC Groep N.V. (A)................................     7,317
      64    UCB S.A. (A)......................................     4,364
                                                                --------
                                                                  11,681
                                                                --------
            BRAZIL -- 1.1%
     323    Companhia Vale do Rio Doce ADR....................     9,618
                                                                --------
            CANADA -- 7.1%
     214    Cameco Corp. .....................................     8,656
      59    Potash Corp. of Saskatchewan......................     8,422
     211    Research In Motion Ltd. (D).......................    27,000
     374    Rogers Communications, Inc. Class B...............    11,135
     264    SNC-Lavalin Group, Inc. ..........................     7,126
                                                                --------
                                                                  62,339
                                                                --------
            CHINA -- 0.4%
      30    Baidu.com ADR (D).................................     3,370
                                                                --------
            DENMARK -- 0.5%
     103    Vestas Wind Systems A/S (D)(A)....................     4,322
                                                                --------
            FINLAND -- 1.0%
     424    Nokia Corp. (G)...................................     8,620
                                                                --------
            FRANCE -- 9.6%
      94    Alstom RGPT (D)(A)................................    12,702
      39    Cie Generale d'Optique Essilor International S.A.
              (A).............................................     4,188
      79    Iliad S.A. (A)....................................     6,827
       1    Safran S.A. ......................................        32
      48    Unibail (A)(G)....................................    11,745
      81    Vallourec (A).....................................    23,516
     331    Veolia Environnment S.A. (A)......................    25,247
                                                                --------
                                                                  84,257
                                                                --------
            GERMANY -- 6.7%
      55    Allianz SE-REG (A)................................    11,236
     112    Deutsche Boerse AG (A)(G).........................    20,614
     112    Salzgitter AG (A).................................    14,618
     153    Symrise AG (D)....................................     3,981
      64    Wacker Chemie AG (D)(A)...........................     8,294
                                                                --------
                                                                  58,743
                                                                --------
            HONG KONG -- 1.4%
   8,056    Shun Tak Holdings Ltd. (A)........................    12,288
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            IRELAND -- 2.5%
     597    Elan Corp. plc ADR (D)............................  $  8,803
     165    Ryanair Holdings plc ADR (D)(G)...................    13,480
                                                                --------
                                                                  22,283
                                                                --------
            JAPAN -- 19.4%
     148    Daiichi Sankyo Co., Ltd. (A)......................     4,626
     246    Eisai Co., Ltd. (A)...............................    13,514
     249    Elpida Memory, Inc. (D)(A)........................    13,697
       4    Japan Tobacco, Inc. (A)...........................    20,499
     248    JFE Holdings, Inc. (A)............................    12,772
     215    Komatsu Ltd. (A)..................................     4,343
       1    Mitsubishi UFJ Financial Group, Inc. (A)..........     8,622
      88    Nintendo Co., Ltd. (A)............................    22,756
     603    Nomura Holdings, Inc. ............................    11,375
      30    ORIX Corp. (A)PFIC................................     8,642
      23    Rakuten, Inc. (D)(A)..............................    10,717
     256    Sharp Corp. (A)...................................     4,402
      --    Sumitomo Mitsui Financial Group, Inc. (A).........     4,321
     403    Sumitomo Realty & Development Co., Ltd. (A).......    12,920
     374    Suzuki Motor Corp. (A)............................    10,539
     100    Toyota Motor Corp. (A)............................     6,659
                                                                --------
                                                                 170,404
                                                                --------
            MEXICO -- 3.0%
     367    America Movil S.A. de C.V. ADR....................    16,605
      82    Fomento Economico Mexicano S.A. de C.V. ADR.......     9,515
                                                                --------
                                                                  26,120
                                                                --------
            NETHERLANDS -- 5.5%
     503    ASML Holding N.V. (D)(A)..........................    12,424
     582    Koninklijke Philips Electronics N.V. (A)..........    21,867
     255    Royal Numico N.V. (A).............................    13,681
                                                                --------
                                                                  47,972
                                                                --------
            NORWAY -- 0.7%
     307    Telenor ASA (A)...................................     5,751
                                                                --------
            RUSSIA -- 1.0%
     196    RAO Gazprom Class S ADR (K).......................     9,037
                                                                --------
            SOUTH KOREA -- 1.0%
      13    Samsung Electronics Co., Ltd. (A).................     8,665
                                                                --------
            SWEDEN -- 1.5%
     694    Swedish Match AB (A)..............................    12,959
                                                                --------
            SWITZERLAND -- 9.8%
     780    ABB Ltd. (A)......................................    13,965
     870    Logitech International S.A. (D)(A)................    25,038
      33    Nestle S.A. (A)...................................    11,767
      42    Nobel Biocare Holding AG (A)......................    12,336
     209    Swatch Group AG (A)...............................     9,332
      24    Syngenta AG (A)...................................     4,444
     144    UBS AG (A)........................................     8,735
                                                                --------
                                                                  85,617
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            TAIWAN -- 1.8%
   2,250    Hon Hai Precision Industry Co., Ltd. (A)..........  $ 16,009
                                                                --------
            UNITED KINGDOM -- 18.0%
     134    Admiral Group plc (A).............................     2,877
     958    Alliance Boots plc (A)............................    15,678
   3,787    Arm Holdings plc (A)..............................     9,288
     283    British Land Co. plc (A)..........................     9,463
   2,135    Carphone Warehouse Group plc (A)(G)...............    13,084
   2,119    Debenhams plc (A).................................     7,850
   2,899    EMI Group plc (A).................................    15,029
   2,011    Kesa Electricals plc (A)..........................    13,325
   1,522    Man Group plc (A).................................    15,536
     303    Reckitt Benckiser plc (A).........................    13,809
     202    Rolls-Royce Group plc (A).........................     1,765
     109    Standard Chartered plc (A)........................     3,172
   3,322    Tesco plc (A).....................................    26,254
     232    Xstrata plc (A)...................................    11,563
                                                                --------
                                                                 158,693
                                                                --------
            Total common stock
              (cost $695,697).................................  $843,774
                                                                --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 7.0%
            REPURCHASE AGREEMENTS -- 2.9%
 $ 5,729    Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $  5,729
   7,901    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................     7,901
      86    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................        86
   4,945    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................     4,945
   1,689    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................     1,689
   4,945    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................     4,945
                                                                --------
                                                                  25,295
                                                                --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 4.1%
  35,970    BNY Institutional Cash Reserve Fund...............  $ 35,970
                                                                --------
            Total short-term investments
              (cost $61,265)..................................  $ 61,265
                                                                --------
            Total investments in securities
              (cost $756,962) (C).............................  $905,039
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 95.67% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $686,999, which represents 78.29% of total net assets.

PFIC -- Passive Foreign Investment Company

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $762,088 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $145,051
      Unrealized depreciation........................    (2,100)
                                                       --------
      Net unrealized appreciation....................  $142,951
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at December 31, 2006.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At December 31, 2006, the market value of these securities amounted to $9,037 or 1.03% of net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY INDUSTRY
As of December 31, 2006

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Basic Materials                                        11.6%
---------------------------------------------------------------
Capital Goods                                           2.6
---------------------------------------------------------------
Consumer Cyclical                                      12.5
---------------------------------------------------------------
Consumer Staples                                        9.9
---------------------------------------------------------------
Energy                                                  1.0
---------------------------------------------------------------
Finance                                                18.3
---------------------------------------------------------------
Health Care                                             7.2
---------------------------------------------------------------
Services                                                3.0
---------------------------------------------------------------
Technology                                             25.0
---------------------------------------------------------------
Transportation                                          2.1
---------------------------------------------------------------
Utilities                                               2.9
---------------------------------------------------------------
Short-Term Investments                                  7.0
---------------------------------------------------------------
Other Assets & Liabilities                             (3.1)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                                                                     UNREALIZED
                                                                MARKET          CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                                TRANSACTION          VALUE            AMOUNT            DATE            (DEPRECIATION)
-----------                                -----------          ------          --------         ---------         --------------
British Pound                                 Sell             $   976           $  975          1/02/2007              $ (1)
British Pound                                 Sell               1,283            1,287          1/03/2007                 4
British Pound                                 Sell               1,011            1,010          1/04/2007                (1)
Euro                                          Sell               2,298            2,286          1/02/2007               (12)
Euro                                          Sell               2,375            2,368          1/03/2007                (7)
Euro                                          Buy                   32               32          1/04/2007                --
Hong Kong Dollars                             Sell                 333              333          1/02/2007                --
                                                                                                                        ----
                                                                                                                        $(17)
                                                                                                                        ====

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.5%
            BELGIUM -- 0.9%
    270     UCB S.A. (A)......................................  $   18,536
                                                                ----------
            BRAZIL -- 4.0%
  2,056     All America Latina Logistica S.A..................      21,335
  1,926     Companhia Vale do Rio Doce ADR....................      57,279
                                                                ----------
                                                                    78,614
                                                                ----------
            CANADA -- 6.5%
    376     Alcan, Inc. ......................................      18,307
    581     Cameco Corp. .....................................      23,489
    621     EnCana Corp. .....................................      28,575
    143     Research in Motion, Ltd. (D)......................      18,258
  1,367     Talisman Energy, Inc. ............................      23,210
    226     Teck Cominco Ltd. Class B.........................      17,005
                                                                ----------
                                                                   128,844
                                                                ----------
            EGYPT -- 1.5%
    452     Orascom Telecom Holding SAE GDR #.................      29,806
                                                                ----------
            FRANCE -- 11.1%
    201     Accor S.A. (A)(G).................................      15,528
    464     Axa S.A. (A)(G)...................................      18,706
    222     BNP Paribas (A)(G)................................      24,175
    234     Cie Generale d'Optique Essilor International S.A.
              (A)(G)..........................................      25,074
    177     CNP Assurances (A)................................      19,746
    182     Lafarge S.A. (A)(G)...............................      27,087
    165     LVMH Moet Hennessy Louis Vuitton S.A. (A)(G)......      17,383
    418     Peugeot S.A. (A)(G)...............................      27,664
    297     S.O.I. Tec, S.A. (D)(A)(G)........................      10,483
    382     Sanofi-Aventis S.A. (A)(G)........................      35,251
                                                                ----------
                                                                   221,097
                                                                ----------
            GERMANY -- 7.3%
    117     Deutsche Boerse AG (A)............................      21,559
  1,346     Deutsche Telekom AG (A)...........................      24,472
    208     Henkel KGaA Vorzug................................      30,700
    184     Muenchener Rueckversicherungs-Gesellschaft AG
              (A).............................................      31,592
    230     RWE AG (A)........................................      25,204
    199     SAP AG ADR (A)....................................      10,573
                                                                ----------
                                                                   144,100
                                                                ----------
            HONG KONG -- 3.1%
  8,247     Cathay Pacific Airways Ltd. (A)(G)................      20,285
  1,064     Dah Sing Financial Group (A)......................       9,652
  2,804     Hong Kong Exchanges & Clearing Ltd. (A)...........      30,690
                                                                ----------
                                                                    60,627
                                                                ----------
            INDIA -- 1.6%
    325     Infosys Technologies Ltd. (A).....................      16,418
  1,448     Satyam Computer Services Ltd. (A).................      15,802
                                                                ----------
                                                                    32,220
                                                                ----------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            IRELAND -- 1.9%
    513     Ryanair Holdings plc (D)(A).......................  $    7,011
    379     Ryanair Holdings plc ADR (D)(G)...................      30,864
                                                                ----------
                                                                    37,875
                                                                ----------
            ITALY -- 5.4%
    987     Bulgari S.p.A. (A)................................      13,976
  4,361     Intesa Sanpaolo (A)...............................      33,583
    287     Tod's S.p.A. (A)(G)...............................      23,115
  4,236     UniCredito Italiano S.p.A. (A)....................      37,033
                                                                ----------
                                                                   107,707
                                                                ----------
            JAPAN -- 17.2%
    516     Aisin Seiki Co., Ltd. (A)(G)(Q)...................      17,297
    446     Astellas Pharma, Inc. (A)(G)......................      20,195
    503     Canon, Inc. (G)...................................      28,341
    899     Daihatsu Motor Co., Ltd. (A)......................       9,061
    276     Denso Corp. (A)...................................      10,956
    485     Eisai Co., Ltd. (A)(G)............................      26,649
      6     Japan Tobacco, Inc. (A)...........................      29,035
    223     JFE Holdings, Inc. (A)(G).........................      11,487
     80     Keyence Corp. (A)(G)..............................      19,698
      2     Mitsubishi UFJ Financial Group, Inc. (A)..........      28,682
  1,712     Nippon Oil Corp. (A)..............................      11,449
      2     Nippon Telegraph & Telephone Corp. (A)............       9,261
     30     Rakuten, Inc. (D)(A)..............................      14,096
    492     Sega Sammy Holdings, Inc. (A).....................      13,226
    922     Sompo Japan Insurance, Inc. (A)...................      11,231
    609     Sony Corp. (A)....................................      26,098
  1,445     Sumitomo Chemical Co., Ltd. (A)...................      11,182
      1     Sumitomo Mitsui Financial Group, Inc. (A)(G)......       6,727
    163     TDK Corp. (A).....................................      12,986
    714     Tokyo Electric Power Co., Inc. (A)(G).............      23,054
                                                                ----------
                                                                   340,711
                                                                ----------
            KOREA (REPUBLIC OF) -- 0.8%
    365     Korea Electric Power Corp. .......................      16,641
                                                                ----------
            LUXEMBOURG -- 0.2%
    149     Ternium S.A. ADR (D)..............................       4,409
                                                                ----------
            MEXICO -- 2.0%
  2,808     Empresas ICA SAB de CV (D)........................      10,605
    366     Grupo Aeroportuario del Centro Norte, S.A.B. de CV
              ADR (D).........................................       8,145
    246     Grupo Aeroportuario del Pacifico S.A. de CV
              ADR #...........................................       9,649
  2,627     Wal-Mart de Mexico................................      11,559
                                                                ----------
                                                                    39,958
                                                                ----------
            NETHERLANDS -- 4.1%
    884     Aercap Holdings N.V. (D)..........................      20,491
    821     Koninklijke Philips Electronics N.V. (A)..........      30,873
    536     Royal Numico N.V. (A).............................      28,768
                                                                ----------
                                                                    80,132
                                                                ----------
            NORWAY -- 1.0%
    742     Statoil ASA (A)(G)................................      19,540
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            PANAMA -- 0.7%
    307     Copa Holdings S.A. Class A........................  $   14,299
                                                                ----------
            RUSSIA -- 3.3%
    215     Lukoil ADR........................................      18,968
    521     RAO Gazprom Class S ADR (K).......................      23,987
    653     TMK OAO GDR (D)(I)#...............................      22,869
                                                                ----------
                                                                    65,824
                                                                ----------
            SINGAPORE -- 0.9%
  1,592     Singapore Airlines Ltd. (A).......................      18,128
                                                                ----------
            SOUTH AFRICA -- 1.2%
    900     Impala Platinum Holdings Ltd. (A).................      23,528
                                                                ----------
            SPAIN -- 0.9%
    746     Banco Bilbao Vizcaya Argentaria S.A. (A)#.........      17,917
                                                                ----------
            SWEDEN -- 2.0%
    932     Assa Abloy AB (A).................................      20,217
  4,642     Telefonaktiebolaget LM Ericsson (A)...............      18,668
                                                                ----------
                                                                    38,885
                                                                ----------
            SWITZERLAND -- 5.1%
    505     Credit Suisse Group (A)...........................      35,185
    119     Nestle S.A. (A)...................................      42,335
     86     Zurich Financial Services AG (A)..................      23,161
                                                                ----------
                                                                   100,681
                                                                ----------
            TAIWAN -- 1.5%
  2,204     Chunghwa Telecom Co., Ltd. (A)....................       4,095
  1,283     Chunghwa Telecom Co., Ltd. ADR....................      25,312
                                                                ----------
                                                                    29,407
                                                                ----------
            UNITED KINGDOM -- 12.0%
  1,488     Alliance Boots plc (A)............................      24,350
  2,164     Amvescap plc (A)..................................      25,244
    396     AstraZeneca plc (A)...............................      21,213
  4,258     Debenhams plc (A).................................      15,772
  8,219     Old Mutual plc (A)................................      27,974
    790     Reckitt Benckiser plc (A).........................      36,023
  5,113     Tesco plc (A).....................................      40,404
    914     Xstrata plc (A)...................................      45,474
                                                                ----------
                                                                   236,454
                                                                ----------
            UNITED STATES -- 2.3%
    124     Ctrip.Com International Ltd. (G)..................       7,760
    289     Freeport-McMoRan Copper & Gold, Inc. Class B #....      16,117
  7,304     Hopson Development Holdings Ltd. (A)..............      20,648
                                                                ----------
                                                                    44,525
                                                                ----------
            Total common stock
              (cost $1,651,664)...............................  $1,950,465
                                                                ----------
PRINCIPAL                                                         MARKET
AMOUNT                                                          VALUE (W)
 ------                                                         ----------
 SHORT-TERM INVESTMENTS -- 10.0%
            REPURCHASE AGREEMENTS -- 1.2%
 $5,389     Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $    5,389
  7,431     BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................       7,431
     81     Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................          81
  4,651     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................       4,651
  1,588     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................       1,588
  4,652     UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................       4,652
                                                                ----------
                                                                    23,792
                                                                ----------
SHARES
 ------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 8.8%
173,189     Navigator Prime Portfolio.........................  $  173,189
                                                                ----------
            Total short-term investments
              (cost $196,981).................................  $  196,981
                                                                ----------
            Total investments in securities
              (cost $1,848,645) (C)...........................  $2,147,446
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 96.24% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $1,412,485, which represents 71.39% of total net assets.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $1,850,081 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $312,363
      Unrealized depreciation........................   (14,998)
                                                       --------
      Net unrealized appreciation....................  $297,365
                                                       ========

  (D)Currently non-income producing.

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

 (G) Security is partially on loan at December 31, 2006.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At December 31, 2006, the market value of these securities amounted to $23,987 or 1.21% of net assets.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $22,869, which represents 1.16% of total net assets.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2006 was $1,989.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY INDUSTRY
As of December 31, 2006

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Basic Materials                                        16.6%
---------------------------------------------------------------
Consumer Cyclical                                      11.2
---------------------------------------------------------------
Consumer Staples                                        6.9
---------------------------------------------------------------
Energy                                                  7.6
---------------------------------------------------------------
Finance                                                21.3
---------------------------------------------------------------
Health Care                                             8.7
---------------------------------------------------------------
Services                                                1.3
---------------------------------------------------------------
Technology                                             15.8
---------------------------------------------------------------
Transportation                                          7.1
---------------------------------------------------------------
Utilities                                               2.0
---------------------------------------------------------------
Short-Term Investments                                 10.0
---------------------------------------------------------------
Other Assets & Liabilities                             (8.5)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                                                                     UNREALIZED
                                                                MARKET          CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION          VALUE           AMOUNT            DATE            (DEPRECIATION)
-----------                                 -----------         ------          --------         ---------         --------------
British Pound                                  Sell             $10,022         $ 9,571          1/25/2007             $(451)
British Pound                                  Buy               10,022           9,719          1/25/2007               303
Euro                                           Buy                  170             169          1/02/2007                 1
Euro                                           Buy                  166             166          1/03/2007                --
Euro                                           Buy                   89              89          1/04/2007                --
Japanese Yen                                   Buy                8,847           8,883          1/04/2007               (36)
Japanese Yen                                   Buy                1,989           1,992          1/09/2007                (3)
Norwegian Krone                                Sell              11,551          11,459          1/02/2007               (92)
Swiss Francs                                   Buy                1,964           1,954          1/03/2007                10
Swiss Francs                                   Sell               9,661           9,390          1/25/2007              (271)
Swiss Francs                                   Buy                9,661           9,424          1/25/2007               237
                                                                                                                       -----
                                                                                                                       $(302)
                                                                                                                       =====

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 99.3%
            AUSTRALIA -- 5.5%
   1,080    Centennial Coal Co., Ltd. (A)(G)..................  $  2,401
     585    Challenger Financial Services Group Limited
              (A)(G)..........................................     1,896
   1,095    Dyno Nobel Ltd. (D) (I)(A)........................     2,054
     169    Leighton Holdings Ltd. (A)(G).....................     2,696
     161    Programmed Maintenance Services, Ltd. (A).........       633
   1,795    Resource Pacific Holdings Limited (D)(A)(G).......     1,895
     693    Seek Ltd. (A)(G)..................................     3,211
   1,158    Tower Australia Group Limited (D)(G)..............     2,788
     611    Transurban Group (A)(G)...........................     3,669
      96    Zinifex Ltd. (A)..................................     1,419
                                                                --------
                                                                  22,662
                                                                --------
            BELGIUM -- 1.6%
       9    D'ieteren S.A. (A)................................     3,160
      20    Umicore (A).......................................     3,435
                                                                --------
                                                                   6,595
                                                                --------
            BRAZIL -- 0.5%
     164    Dufry South America LTDA (D) (I)..................     2,145
                                                                --------
            CANADA -- 0.3%
      31    Lundin Mining Corp. (D)(A)(G).....................     1,147
                                                                --------
            CHINA -- 1.2%
   2,822    Beijing Capital International Airport Co., Ltd.
              (A)(G)..........................................     2,206
   4,225    China Oilfield Services Ltd. (A)(G)...............     2,928
                                                                --------
                                                                   5,134
                                                                --------
            DENMARK -- 4.2%
      51    Carlsberg A/S Class B (A).........................     5,075
      36    Danisco A/S (A)...................................     3,068
      41    Genmab A/S (D)(A).................................     2,758
     149    H. Lundbeck A/S (A)...............................     4,097
      33    Trygvesta A/S (A).................................     2,474
                                                                --------
                                                                  17,472
                                                                --------
            FINLAND -- 1.5%
     128    Nokian Rendaat Oyj (A)(G).........................     2,606
     107    Tietoenator Oyj (A)(G)............................     3,430
                                                                --------
                                                                   6,036
                                                                --------
            FRANCE -- 7.3%
      60    Arkema (D)(A)(G)..................................     3,047
      45    BioMerieux S.A. (A)...............................     3,089
      27    Cegedim S.A. (A)..................................     2,339
      85    Ipsen (A).........................................     3,946
      49    Korian (D)........................................     2,412
     190    S.O.I. Tec, S.A. (D)(A)(G)........................     6,699
      15    Seche Environment (A).............................     2,655
      88    Zodiac S.A. (A)(G)................................     5,915
                                                                --------
                                                                  30,102
                                                                --------
            GERMANY -- 10.6%
      58    AWD Holding AG (A)(G).............................     2,436
      25    Deutsche Euroshop AG (A)..........................     1,822

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            GERMANY -- (CONTINUED)
     148    GEA Group AG (A)..................................  $  3,322
      88    GFK AG (G)........................................     3,821
      40    Hochtief AG (A)...................................     2,900
      30    Interhyp AG (D)(A)................................     2,649
      71    KarstadtQuelle AG (D)(A)(G).......................     2,059
     239    Kontron AG (A)(G).................................     3,443
     133    MTU Aero Engines Holdings AG (A)..................     6,189
      66    Praktiker Bau-Und Heimwerkermaerkte Holding AG
              (A).............................................     2,352
      40    Salzgitter AG (A).................................     5,169
      83    SGL Carbon AG (D)(A)..............................     2,047
     135    Symrise AG (D)....................................     3,506
      96    Thielert AG (D)(A)(G).............................     2,244
                                                                --------
                                                                  43,959
                                                                --------
            GREECE -- 1.3%
     483    Hellenic Technodomiki Tev S.A. (A)................     5,376
                                                                --------
            HONG KONG -- 3.8%
   2,452    Chinese Estates Holdings Ltd. (A)PFIC.............     2,959
   3,088    Far East Pharmaceutical Technology Co., Ltd.
              (D)(H)(G)(A)....................................        --
   2,383    Shangri-La Asia Ltd. (A)..........................     6,131
   2,070    Shun Tak Holdings Ltd. (A)(G).....................     3,157
   2,482    Techtronic Industries Co., Ltd. (A)(G)............     3,209
                                                                --------
                                                                  15,456
                                                                --------
            IRELAND -- 0.6%
     178    Elan Corp. plc (D)(A).............................     2,571
                                                                --------
            ITALY -- 5.8%
     181    Antichi Pellettieri SpA (D).......................     2,274
     120    Banca Popolare di Milano S.c.r.l. (A).............     2,070
      86    Benetton Group S.p.A. (A).........................     1,638
     164    Brembo S.p.A. (A).................................     2,005
     656    Immobiliare Grande Distribuzione (A)..............     3,208
      49    Pirelli & C. Real Estate S.p.A. (A)...............     3,332
     520    Safilo Group S.p.A. (D)(A)........................     3,086
   1,486    Sorin S.p.A. (D)(A)(G)............................     3,195
      36    Tod's S.p.A. (A)(G)...............................     2,927
                                                                --------
                                                                  23,735
                                                                --------
            JAPAN -- 19.7%
     470    77 Bank Ltd. (A)..................................     2,979
       1    Bic Camera, Inc. (G)..............................     1,487
     149    Daishi Bank LTD (A)...............................       587
      61    Diamond City Co. LTD (A)(G).......................     2,741
      40    Disco Corp. (A)(G)................................     2,806
      87    FamilyMart Co., Ltd. (A)..........................     2,368
     955    Fuji Fire & Marine Insurance Co., Ltd. (A)(G).....     3,556
      38    Hakuhodo DY Holdings, Inc. (A)(G).................     2,495
      50    Honeys Co., Ltd. (A)(G)...........................     1,868
      38    Japan Petroleum Exploration Co., Ltd.
              (A)(G)PFIC......................................     2,274
       6    Jupiter Telecommunications Co., Ltd. (D)(A).......     4,930
      80    Kobayashi Pharmaceutical Co., Ltd. (A)............     2,983
     122    MEC Co., Ltd. (A)(G)..............................     1,444

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            JAPAN -- (CONTINUED)
      64    Milbon Co., Ltd. (A)..............................  $  1,791
      95    Nidec Copal Corp. (A)(G)..........................     1,118
      56    OBIC Business Consultants Ltd. (A)(G).............     3,867
      22    OBIC Co., Ltd. (A)(G).............................     4,659
      50    Point, Inc. (A)(G)................................     3,290
      24    Ryohin Keikaku Co., Ltd. (A)(G)...................     1,837
     287    Shionogi & Co., Ltd. (A)(G).......................     5,633
   1,987    Sumitomo Osaka Cement Co., Ltd. (A)(G)............     6,495
      58    Taiyo Ink Manufacturing Co., Ltd. (A).............     3,199
      52    Takamatsu Corp. (A)...............................       762
     230    Tanabe Seiyaku Co., Ltd (A)(G)....................     3,008
     383    The Keiyo Bank, Ltd. (A)..........................     2,103
      41    Uni-Charm Corp. (A)(G)............................     2,441
      88    Union Tool Co. (A)(G).............................     3,933
      35    USS Co., Ltd. (A).................................     2,294
     201    Yamaguchi Financial Group, Inc. ..................     2,061
                                                                --------
                                                                  81,009
                                                                --------
            LIECHTENSTEIN -- 1.2%
      19    Verwalt & Privat-Bank AG (A)......................     4,965
                                                                --------
            MALAYSIA -- 0.8%
     782    Resorts World Berhad (A)..........................     3,239
                                                                --------
            MEXICO -- 0.6%
     620    Empresas ICA SAB de CV (D)........................     2,342
                                                                --------
            NETHERLANDS -- 4.6%
     128    Koninklijke BAM Groep N.V. (G)....................     2,482
     172    Ordina N.V. (A)(G)................................     3,799
      97    SBM Offshore N.V. (A).............................     3,331
     202    Spazio Investment NV (D)..........................     3,986
     190    Wolters Kluwer N.V. (A)...........................     5,462
                                                                --------
                                                                  19,060
                                                                --------
            PORTUGAL -- 0.7%
     410    Mota -- Engil S.A. (A)............................     2,777
                                                                --------
            SOUTH KOREA -- 1.9%
      10    Cheil Communications, Inc. (D)(A).................     2,393
      38    GS Engineering & Construction Corp. (A)...........     3,350
      25    Mirae Asset Securities Co. Ltd. (A)...............     2,041
                                                                --------
                                                                   7,784
                                                                --------
            SPAIN -- 1.6%
     654    Iberia Lineas Aer De Espana (A)(G)................     2,378
     132    Prosegur Compania de Seguridad S.A. (A)#..........     4,302
                                                                --------
                                                                   6,680
                                                                --------
            SWEDEN -- 3.8%
      68    Alfa Laval AB (A).................................     3,078
      63    Boliden AB (A)....................................     1,594
      46    Munters AB (A)(G).................................     2,113
     307    Swedish Match AB (A)..............................     5,740
     130    Trelleborg AB (A)(G)..............................     3,095
                                                                --------
                                                                  15,620
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            SWITZERLAND -- 6.0%
      36    Bachem Holding AG Class B.........................  $  2,747
      29    Charles Voegele Holding AG (A)....................     2,267
      53    Dufry Group (D)(A)................................     4,421
     128    EFG International (D).............................     4,822
      10    Ems-Chemie Holding AG (A).........................     1,223
       1    Geberit AG (A)....................................     2,205
     166    Logitech International S.A. (D)(A)................     4,774
       2    Sulzer AG (A).....................................     2,195
                                                                --------
                                                                  24,654
                                                                --------
            UNITED KINGDOM -- 10.3%
     289    Cattles plc (A)...................................     2,477
     172    Close Brothers Group plc (A)......................     3,412
     586    Fenner plc (A)....................................     2,479
     183    FirstGroup plc (A)................................     2,052
     890    GCAP Media plc (A)(G).............................     3,547
   1,695    Guinness Peat Group plc (A).......................     2,910
      65    Homeserve plc (A).................................     2,391
     186    ICAP plc (A)......................................     1,735
     298    Mears Group plc (A)...............................     2,114
     364    Morgan Crucible Co. plc (A).......................     1,814
     166    Speedy Hire plc (A)#..............................     3,915
     384    SSL International plc (A).........................     2,776
     365    Star Energy Group plc (D)(A)......................     2,021
     131    Ultra Electronics Holdings plc (A)................     2,782
     101    Vedanta Resources plc (A).........................     2,411
     632    Wolfson Microelectronics plc (D)(A)...............     3,441
                                                                --------
                                                                  42,277
                                                                --------
            UNITED STATES -- 3.9%
     477    Benfield Group plc (A)#...........................     3,328
   2,307    Goodpack Ltd. (A)(G)..............................     2,315
     412    Lancashire Holdings Ltd. (D)(A)...................     2,705
      39    Mapeley Ltd. (A)..................................     3,046
   3,664    Midland Holdings Ltd. (A)(G)......................     1,861
     390    Petrofac Ltd. (A).................................     3,063
                                                                --------
                                                                  16,318
                                                                --------
            Total common stock
              (cost $356,540).................................  $409,115
                                                                --------

PRINCIPAL
 AMOUNT
 -------

 SHORT-TERM INVESTMENTS -- 23.9%
            REPURCHASE AGREEMENT -- 0.7%
 $   692    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $    692
     955    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................       955
      10    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................        10

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
 -------                                                        --------

SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENT -- (CONTINUED)
 $   598    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................  $    598
     204    Morgan Stanley & Co., Inc. Triparty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................       204
     598    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................       598
                                                                --------
                                                                   3,057
                                                                --------

 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 23.2%
  95,465    Navigator Prime Portfolio.........................    95,465
                                                                --------
            Total short-term investments
              (cost $98,522)..................................  $ 98,522
                                                                --------
            Total investments in securities
              (cost $455,062) (C).............................  $507,637
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 95.36% of total net assets at December 31, 2006.
  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $372,242, which represents 90.37% of total net assets.
PFIC -- Passive Foreign Investment Company
  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $456,009 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $60,900
      Unrealized depreciation.........................   (9,272)
                                                        -------
      Net unrealized appreciation.....................  $51,628
                                                        =======

  (D)Currently non-income producing.
  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

 (G) Security is partially on loan at December 31, 2006.

  (H)The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED            SHARES           SECURITY        COST BASIS
      --------            ------           --------        ----------
      03/2004-05/2004      3,088     Far East
                                     Pharmaceutical
                                     Technology Co., Ltd.     $445

     The aggregate value of this security at December 31, 2006 was $--.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $4,199, which represents 1.02% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Basic Materials                                        11.6%
---------------------------------------------------------------
Capital Goods                                           7.4
---------------------------------------------------------------
Consumer Cyclical                                      16.6
---------------------------------------------------------------
Consumer Staples                                        3.4
---------------------------------------------------------------
Energy                                                  3.1
---------------------------------------------------------------
Finance                                                21.3
---------------------------------------------------------------
Health Care                                            11.3
---------------------------------------------------------------
Services                                               10.0
---------------------------------------------------------------
Technology                                             10.2
---------------------------------------------------------------
Transportation                                          3.6
---------------------------------------------------------------
Utilities                                               0.8
---------------------------------------------------------------
Short-Term Investments                                 23.9
---------------------------------------------------------------
Other Assets & Liabilities                            (23.2)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                                                                     UNREALIZED
                                                                 MARKET         CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                                  TRANSACTION         VALUE           AMOUNT            DATE            (DEPRECIATION)
-----------                                  -----------         ------         --------         ---------         --------------
Australian Dollar                               Buy              $  47           $   46          1/02/2007              $ 1
Australian Dollar                               Buy                194              194          1/03/2007               --
Australian Dollar                               Buy                178              178          1/04/2007               --
British Pound                                   Buy                 89               89          1/02/2007               --
British Pound                                   Buy                277              278          1/03/2007               (1)
Euro                                            Sell             1,616            1,607          1/02/2007               (9)
Euro                                            Buy                259              259          1/03/2007               --
Euro                                            Buy                724              724          1/04/2007               --
Hong Kong Dollars                               Buy                206              206          1/03/2007               --
Japanese Yen                                    Sell                34               34          1/04/2007               --
Japanese Yen                                    Sell               152              153          1/05/2007                1
Japanese Yen                                    Buy                 75               75          1/09/2007               --
Swedish Krona                                   Buy                406              405          1/03/2007                1
                                                                                                                        ---
                                                                                                                        $(7)
                                                                                                                        ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 98.1%
            BELGIUM -- 1.8%
      28    InBev N.V. (A)....................................  $  1,844
                                                                --------
            BRAZIL -- 1.5%
       6    Petroleo Brasileiro S.A. ADR......................       597
      62    Tele Norte Leste Participacoes S.A. ADR (G).......       930
                                                                --------
                                                                   1,527
                                                                --------
            EGYPT -- 0.7%
      10    Orascom Telecom Holding SAE GDR...................       673
                                                                --------
            FINLAND -- 0.9%
      34    Fortum Corp. (A)..................................       954
                                                                --------
            FRANCE -- 13.9%
      25    AXA S.A. (A)(G)...................................       991
      20    BNP Paribas (A)(G)................................     2,195
      74    France Telecom S.A. (A)(G)........................     2,054
       7    Lafarge S.A. (A)..................................     1,058
      26    Sanofi-Aventis S.A. (A)(G)........................     2,372
      43    Total S.A. (A)(G).................................     3,124
      61    Vivendi S.A. (A)(G)...............................     2,369
                                                                --------
                                                                  14,163
                                                                --------
            GERMANY -- 4.2%
      19    Adidas-Salomon AG (A)(G)..........................       941
       5    Allianz SE-REG (A)................................     1,013
      24    DaimlerChrysler AG (A)............................     1,466
      28    KarstadtQuelle AG (D)(A)(G).......................       819
                                                                --------
                                                                   4,239
                                                                --------
            IRELAND -- 2.2%
      46    Bank of Ireland (A)...............................     1,068
      29    CRH plc (A).......................................     1,203
                                                                --------
                                                                   2,271
                                                                --------
            ITALY -- 7.5%
      39    Banco Popolare di Verona e Novara S.c.r.l.
              (A)(G)..........................................     1,123
     109    Capitalia S.p.A. (A)..............................     1,025
     178    Enel S.p.A. (A)(G)................................     1,835
      50    Ente Nazionale Idrocarburi S.p.A. (A).............     1,693
     223    UniCredito Italiano S.p.A. (A)....................     1,951
                                                                --------
                                                                   7,627
                                                                --------
            JAPAN -- 18.2%
      17    Daito Trust Construction Co., Ltd. (A)............       794
      --    East Japan Railway Co. (A)........................       740
      29    Hoya Corp. (A)....................................     1,119
       4    Keyence Corp. (A)(G)..............................     1,037
      --    Mitsubishi UFJ Financial Group, Inc. (A)..........     1,278
      20    Nidec Corp. (A)(G)................................     1,540
     155    Nissan Motor Co., Ltd. (A)(G).....................     1,872
      80    Nomura Holdings, Inc. ............................     1,515
      38    Sega Sammy Holdings, Inc. (A)(Q)..................     1,008
      --    Sumitomo Mitsui Financial Group, Inc. (A)(G)......     2,109
     156    Sumitomo Trust & Banking Co., Ltd. (A)............     1,633
      15    Takeda Pharmaceutical Co., Ltd. (A)...............     1,001

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            JAPAN -- (CONTINUED)
      27    THK Co., Ltd. (A)(G)..............................  $    682
     264    Tokyo Gas Co., Ltd. (A)...........................     1,402
      10    Yamada Denki Co., Ltd. (A)(G).....................       840
                                                                --------
                                                                  18,570
                                                                --------
            NETHERLANDS -- 1.8%
      43    TNT N.V. (A)......................................     1,831
                                                                --------
            NEW ZEALAND -- 1.0%
     311    Telecom Corp. of New Zealand Ltd. (A)(G)..........     1,053
                                                                --------
            NORWAY -- 0.9%
      36    Statoil ASA (A)(G)................................       956
                                                                --------
            RUSSIA -- 0.5%
      11    Mobile Telesystems OJSC ADR (G)...................       557
                                                                --------
            SINGAPORE -- 1.3%
     611    Singapore Telecommunications Ltd. (A).............     1,303
                                                                --------
            SOUTH KOREA -- 1.3%
      17    Hyundai Motor Co., Ltd. GDR.......................       337
      12    Kookmin Bank ADR..................................       976
                                                                --------
                                                                   1,313
                                                                --------
            SPAIN -- 2.0%
      87    Banco Bilbao Vizcaya Argentaria S.A. (A)..........     2,078
                                                                --------
            SWEDEN -- 1.0%
     242    Telefonaktiebolaget LM Ericsson (A)...............       972
                                                                --------
            SWITZERLAND -- 9.8%
      23    Compagnie Financiere Richemont AG (A)(G)..........     1,341
      36    Credit Suisse Group (A)...........................     2,515
       7    Nestle S.A. (A)...................................     2,388
      50    Novartis AG (A)...................................     2,885
       3    Zurich Financial Services AG (A)..................       895
                                                                --------
                                                                  10,024
                                                                --------
            TURKEY -- 0.9%
      72    Turkcell Iletisim Hizmet ADR (G)..................       969
                                                                --------
            UNITED KINGDOM -- 26.7%
     244    BAE Systems plc (A)...............................     2,028
     166    BP plc (A)........................................     1,855
     107    Diageo plc (A)....................................     2,095
     235    Friends Provident plc (A).........................       995
      65    Gallaher Group plc (A)............................     1,463
      85    GlaxoSmithKline plc (A)...........................     2,224
      51    Imperial Tobacco Group plc (A)....................     1,991
     390    ITV plc (A).......................................       812
     149    Kingfisher plc (A)................................       695
      92    Lloyds TSB Group plc (A)..........................     1,030
      79    Marks & Spencer Group plc (A).....................     1,103
     165    National Grid plc (A).............................     2,391
      42    Northern Rock plc (A).............................       963
     435    Old Mutual plc (A)................................     1,481
      35    Reckitt Benckiser plc (A).........................     1,602

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            UNITED KINGDOM -- (CONTINUED)
     220    Tesco plc (A).....................................  $  1,735
     992    Vodafone Group plc (A)#...........................     2,740
                                                                --------
                                                                  27,203
                                                                --------
            Total common stock
              (cost $79,991)..................................  $100,127
                                                                --------
SHORT-TERM INVESTMENTS -- 26.0%
            INVESTMENT POOLS AND FUNDS -- 1.6%
   1,617    State Street Bank Money Market Fund...............  $  1,617
                                                                --------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 24.4%
  24,894    Navigator Prime Portfolio.........................    24,894
                                                                --------
            Total short-term investments
              (cost $26,511)..................................  $ 26,511
                                                                --------
            Total investments in securities
              (cost $106,502) (C).............................  $126,638
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 98.10% of total net assets at December 31, 2006.
  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $93,573, which represents 91.68% of total net assets.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $106,554 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $21,058
      Unrealized depreciation.........................     (974)
                                                        -------
      Net unrealized appreciation.....................  $20,084
                                                        =======

  (D)Currently non-income producing.

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

 (G) Security is partially on loan at December 31, 2006.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2006 was $75.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Basic Materials                                         2.2%
---------------------------------------------------------------
Capital Goods                                           4.2
---------------------------------------------------------------
Consumer Cyclical                                      11.4
---------------------------------------------------------------
Consumer Staples                                       11.2
---------------------------------------------------------------
Energy                                                  9.4
---------------------------------------------------------------
Finance                                                27.6
---------------------------------------------------------------
Health Care                                             9.4
---------------------------------------------------------------
Services                                                4.9
---------------------------------------------------------------
Technology                                             12.0
---------------------------------------------------------------
Transportation                                          0.7
---------------------------------------------------------------
Utilities                                               5.1
---------------------------------------------------------------
Short-Term Investments                                 26.0
---------------------------------------------------------------
Other Assets & Liabilities                            (24.1)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD LARGECAP GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 98.1%
            CONSUMER CYCLICAL -- 5.8%
     15     CDW Corp. ........................................   $ 1,027
     18     Cheesecake Factory, Inc. (D)......................       439
     16     Kohl's Corp. (D)..................................     1,071
     20     Wal-Mart Stores, Inc. ............................       914
                                                                 -------
                                                                   3,451
                                                                 -------
            CONSUMER STAPLES -- 3.3%
     31     PepsiCo, Inc. ....................................     1,967
                                                                 -------
            ENERGY -- 10.3%
     18     BJ Services Co. ..................................       515
      7     Chevron Corp. ....................................       496
     18     ExxonMobil Corp. .................................     1,387
     21     Halliburton Co. ..................................       646
      9     Noble Corp. ......................................       712
     13     Occidental Petroleum Corp. .......................       649
     36     XTO Energy, Inc. .................................     1,703
                                                                 -------
                                                                   6,108
                                                                 -------
            FINANCE -- 15.0%
     16     Aflac, Inc. ......................................       736
     40     American International Group, Inc. ...............     2,863
     11     Bank of America Corp. ............................       596
     19     Citigroup, Inc. ..................................     1,075
     23     Countrywide Financial Corp. ......................       987
     18     Federal National Mortgage Association.............     1,042
     18     SLM Corp. ........................................       873
     48     TD Ameritrade Holding Corp. ......................       773
                                                                 -------
                                                                   8,945
                                                                 -------
            HEALTH CARE -- 19.6%
     14     Baxter International, Inc. .......................       652
     38     Boston Scientific Corp. (D).......................       660
     20     CVS Corp. ........................................       623
     22     Eli Lilly & Co. ..................................     1,125
     14     Genzyme Corp. (D).................................       844
     10     Invitrogen Corp. (D)..............................       580
     18     Johnson & Johnson.................................     1,182
      9     Laboratory Corp. of America Holdings (D)..........       669
     18     Novartis AG ADR...................................     1,022
     76     Schering-Plough Corp. ............................     1,799
     27     Teva Pharmaceutical Industries Ltd. ADR...........       839
     37     Walgreen Co. .....................................     1,677
                                                                 -------
                                                                  11,672
                                                                 -------
            SERVICES -- 11.7%
     17     Automatic Data Processing, Inc. ..................       818
     23     Comcast Corp. Class A (D).........................       955
      8     FedEx Corp. ......................................       912
     22     H & R Block, Inc. ................................       498
     37     IMS Health, Inc. .................................     1,003
     11     Omnicom Group, Inc. ..............................     1,139
     47     Time Warner, Inc. ................................     1,032
     14     Viacom, Inc. Class B (D)..........................       575
                                                                 -------
                                                                   6,932
                                                                 -------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            TECHNOLOGY -- 30.3%
     33     Adobe Systems, Inc. (D)...........................   $ 1,340
     11     Affiliated Computer Services, Inc. Class A (D)....       513
     15     Apple Computer, Inc. (D)..........................     1,294
     53     Citrix Systems, Inc. (D)..........................     1,435
     18     Cognos, Inc. (D)..................................       747
     13     Electronic Arts, Inc. (D).........................       635
     50     General Electric Co. .............................     1,877
     76     Intel Corp. ......................................     1,541
     11     International Business Machines Corp. ............     1,069
     37     Linear Technology Corp. ..........................     1,114
     12     Medtronic, Inc. ..................................       621
     87     Microsoft Corp. ..................................     2,596
     58     Motorola, Inc. ...................................     1,196
     38     Sprint Nextel Corp. ..............................       711
     63     Symantec Corp. (D)................................     1,318
                                                                 -------
                                                                  18,007
                                                                 -------
            TRANSPORTATION -- 1.1%
     14     Carnival Corp. ...................................       662
                                                                 -------
            UTILITIES -- 1.0%
      7     Questar Corp. ....................................       590
                                                                 -------
            Total common stock
              (cost $51,278)..................................   $58,334
                                                                 -------
SHORT-TERM INVESTMENTS -- 1.9%
            INVESTMENT POOLS AND FUNDS -- 1.9%
  1,163     State Street Bank Money Market Fund...............   $ 1,163
                                                                 -------
            Total short-term investments
              (cost $1,163)...................................   $ 1,163
                                                                 -------
            Total investments in securities
              (cost $52,441) (C)..............................   $59,497
                                                                 =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.50% of total net assets at December 31, 2006.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $52,734 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $ 8,962
      Unrealized depreciation.........................   (2,199)
                                                        -------
      Net unrealized appreciation.....................  $ 6,763
                                                        =======

  (D)Currently non-income producing.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MIDCAP GROWTH HLS FUND*

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

 SHARES                                                          MARKET
---------                                                       VALUE (W)
                                                                 -------
 COMMON STOCK -- 97.2%
            BASIC MATERIALS -- 6.9%
      13    Airgas, Inc. .....................................   $   507
      20    Cameco Corp. .....................................       805
      15    Consol Energy, Inc. ..............................       472
      10    Posco ADR (G).....................................       818
      15    Teck Cominco Ltd. ................................     1,108
                                                                 -------
                                                                   3,710
                                                                 -------
            CAPITAL GOODS -- 2.9%
      10    Cameron International Corp. (D)(G)................       546
      12    National Oilwell Varco, Inc. (D)..................       740
       5    Rockwell Automation, Inc. (G).....................       287
                                                                 -------
                                                                   1,573
                                                                 -------
            CONSUMER CYCLICAL -- 6.6%
      19    Abercrombie & Fitch Co. Class A (G)...............     1,321
      14    Advance Auto Parts, Inc. .........................       491
      11    Gildan Activewear, Inc. (D).......................       522
      20    Newell Rubbermaid, Inc. (G).......................       565
      27    Urban Outfitters, Inc. (D)(G).....................       617
                                                                 -------
                                                                   3,516
                                                                 -------
            CONSUMER STAPLES -- 5.2%
      10    Bunge Ltd. .......................................       689
      19    Constellation Brands, Inc. Class A (D)(G).........       563
      21    Corn Products International, Inc. (G).............       732
      43    Physicians Formula Holdings (D)(G)................       807
                                                                 -------
                                                                   2,791
                                                                 -------
            ENERGY -- 4.4%
       7    Diamond Offshore Drilling, Inc. (G)...............       552
      10    GlobalSantaFe Corp. (G)...........................       582
      14    Newfield Exploration Co. (D)......................       652
       8    Noble Corp. (G)...................................       586
                                                                 -------
                                                                   2,372
                                                                 -------
            FINANCE -- 10.8%
       4    Affiliated Managers Group, Inc. (D)(G)............       407
       6    AMBAC Financial Group, Inc. ......................       499
      16    CB Richard Ellis Group, Inc. Class A (D)(G).......       515
      65    Covanta Holding Corp. (D).........................     1,422
      16    Eaton Vance Corp. ................................       528
      30    Host Hotels & Resorts, Inc. ......................       732
      14    Nasdaq Stock Market, Inc. (D).....................       425
      13    Protective Life Corp. ............................       613
       9    State Street Corp. ...............................       607
                                                                 -------
                                                                   5,748
                                                                 -------
            HEALTH CARE -- 14.6%
      36    CVS Corp. (G).....................................     1,110
      10    Forest Laboratories, Inc. (D).....................       481
       7    Herbalife Ltd. (D)................................       277
      52    Human Genome Sciences, Inc. (D)(G)................       651
      29    Inverness Medical Innovation (D)(G)...............     1,103
      13    McKesson Corp. ...................................       679
      13    Pharmaceutical Product Development, Inc. .........       432

 SHARES                                                          MARKET
---------                                                       VALUE (W)
                                                                 -------
            HEALTH CARE -- (CONTINUED)
      23    Shire plc (G).....................................   $ 1,390
      16    Sunrise Senior Living, Inc. (D)(G)................       476
      15    Ventana Medical Systems, Inc. (D)(G)..............       650
      36    Warner Chilcott Ltd. (D)..........................       496
                                                                 -------
                                                                   7,745
                                                                 -------
            SERVICES -- 12.2%
      18    Business Objects S.A. ADR (D)(G)..................       714
      15    Corrections Corp. of America (D)(G)...............       674
      14    Express Scripts, Inc. (D).........................     1,017
       7    Fluor Corp. ......................................       563
      87    iGate Corp. (D)...................................       596
      10    Jacobs Engineering Group, Inc. (D)................       807
      25    Orient Express Hotels Ltd. Class A................     1,188
      23    Penn National Gaming, Inc. (D)....................       953
                                                                 -------
                                                                   6,512
                                                                 -------
            TECHNOLOGY -- 27.2%
       6    Akamai Technologies, Inc. (D)(G)..................       297
      17    Amdocs Ltd. (D)...................................       651
      16    American Tower Corp. Class A (D)..................       578
      34    Citizens Communications Co. (G)...................       484
      19    Citrix Systems, Inc. (D)..........................       525
       8    Equinix, Inc. (D)(G)..............................       620
      12    F5 Networks, Inc. (D)(G)..........................       861
      56    First Solar, Inc. (D)(G)..........................     1,675
      12    Harris Corp. (G)..................................       532
      42    Juniper Networks, Inc. (D)........................       794
      39    Marvell Technology Group Ltd. (D).................       746
      14    MEMC Electronic Materials, Inc. (D)...............       540
      13    Microchip Technology, Inc. (G)....................       422
      14    Neustar, Inc. (D)(G)..............................       448
      48    Nuance Communications, Inc. (D)(G)................       545
      16    Rackable Systems, Inc. (D)(G).....................       480
      16    Rockwell Collins, Inc. (G)........................       981
      13    Roper Industries, Inc. ...........................       628
      21    Thermo Fisher Scientific, Inc. (D)................       938
      15    Trimble Navigation Ltd. (D)(G)....................       746
      22    Waters Corp. (D)..................................     1,058
                                                                 -------
                                                                  14,549
                                                                 -------
            TRANSPORTATION -- 1.9%
      18    GOL Linhas Aereas Inteligentes S.A. ADR...........       519
      16    Wabtec............................................       498
                                                                 -------
                                                                   1,017
                                                                 -------
            UTILITIES -- 4.5%
       8    Entergy Corp. ....................................       766
      28    Northeast Utilities...............................       791
      18    Wisconsin Energy Corp. ...........................       840
                                                                 -------
                                                                   2,397
                                                                 -------
            Total common stock
              (cost $51,922)..................................   $51,930
                                                                 -------

The accompanying notes are an integral part of these financial statements.

 HARTFORD MIDCAP GROWTH HLS FUND*

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                          MARKET
---------                                                       VALUE (W)
                                                                -------
 SHORT-TERM INVESTMENTS -- 30.6%
            REPURCHASE AGREEMENTS -- 5.0%
 $   959    BNP Paribas Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................   $   959
     758    RBS Greenwich Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................       758
     959    UBS Securities LLC Repurchase Agreement,
              4.75%, 01/02/2007...............................       959
                                                                 -------
                                                                   2,676
                                                                 -------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 25.6%
  13,650    Navigator Prime Portfolio.........................   $13,650
                                                                 -------
            Total short-term investments
              (cost $16,326)..................................   $16,326
                                                                 -------
            Total investments in securities
              (cost $68,248) (C)..............................   $68,256
                                                                 =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.00% of total net assets at December 31, 2006.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $68,259 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation...........................  $ 888
      Unrealized depreciation...........................   (891)
                                                          -----
      Net unrealized depreciation.......................  $  (3)
                                                          =====

  (D)Currently non-income producing.

 (G) Security is partially on loan at December 31, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  * Previously known as Hartford MidCap Stock HLS Fund. Name change effective December 11, 2006.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE      VALUE (W)
---------                                                       -----   ----------   ----------
 CONSUMER CYCLICAL -- 1.3%
 $25,345    Wal-Mart Stores, Inc. (L).........................  5.26%   03/28/2007   $   25,342
                                                                                     ----------
            CONSUMER STAPLES -- 3.7%
  22,080    Alcoa, Inc. ......................................  5.30%   01/24/2007       22,006
  22,000    Alcoa, Inc. ......................................  5.32%   02/15/2007       21,855
  25,000    Stadshypotek......................................  5.26%   01/22/2007       24,924
                                                                                     ----------
                                                                                         68,785
                                                                                     ----------
            FINANCE -- 94.9%
  25,000    Ab Spin Tab Swedmortgage..........................  5.27%   01/29/2007       24,898
  25,000    Ab Spin Tab Swedmortgage..........................  5.28%   01/30/2007       24,894
  25,000    Alliance & Leicester plc..........................  5.29%   03/02/2007       24,785
  21,000    Alliance & Leicester plc..........................  5.36%   03/20/2007       20,761
  25,000    American Express Credit Corp. (L).................  5.35%   06/12/2007       25,002
  24,500    American General Finance Corp. ...................  5.29%   01/10/2007       24,468
  21,200    American General Finance Corp. (L)................  5.40%   03/23/2007       21,203
  22,900    American Honda Finance Corp. .....................  5.27%   02/05/2007       22,783
  26,500    American Honda Finance Corp. (I)(L)...............  5.35%   08/08/2007       26,500
  30,920    Amsterdam Funding Corp. ..........................  5.27%   02/02/2007       30,776
  27,210    Amsterdam Funding Corp. ..........................  5.28%   01/18/2007       27,142
  21,700    Bank of America NA (L)............................  5.32%   05/15/2007       21,851
  26,500    Bank of America NA (L)............................  5.36%   11/08/2007       26,500
  32,750    Barton Capital Corp. .............................  5.26%   01/12/2007       32,697
  25,000    Barton Capital Corp. .............................  5.27%   01/11/2007       24,963
   8,600    Barton Capital Corp. .............................  5.27%   01/17/2007        8,580
  22,000    Bear Stearns & Co., Inc. (L)......................  5.34%   01/14/2008       22,000
  22,100    Bear Stearns & Co., Inc. (L)......................  5.38%   06/29/2007       22,397
  22,000    Bradford & Bingley plc............................  5.30%   02/12/2007       21,865
  21,900    Bradford & Bingley plc............................  5.34%   02/20/2007       21,743
  23,400    Britannia Building Society........................  5.28%   01/31/2007       23,297
  21,900    Britannia Building Society........................  5.31%   02/27/2007       21,717
  25,000    Cafco LLC.........................................  5.28%   01/25/2007       24,912
  33,400    Cafco LLC.........................................  5.28%   01/30/2007       33,258
  44,000    Caterpillar Financial Services Corp. (L)..........  5.39%   07/27/2007       44,006
  25,620    Citibank NA (L)...................................  5.32%   02/14/2007       25,620
  25,620    Citibank NA (L)...................................  5.32%   02/22/2007       25,620
  19,200    Citigroup Funding, Inc. ..........................  5.27%   01/26/2007       19,130
  21,120    Countrywide Financial Corp. ......................  5.30%   01/16/2007       21,073
  22,000    Countrywide Financial Corp. ......................  5.31%   01/02/2007       21,997
  20,000    General Electric Capital Corp. ...................  5.26%   01/26/2007       19,927

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE      VALUE (W)
---------                                                       -----   ----------   ----------
            FINANCE -- (CONTINUED)
 $19,400    General Electric Capital Corp. (L)................  5.31%   12/24/2007   $   19,400
  34,400    General Electric Capital Corp. (L)................  5.45%   01/05/2007       34,400
  49,580    Goldman Sachs Group, Inc. (L).....................  5.46%   03/30/2007       49,599
  24,300    HBOS Treasury Services plc........................  5.28%   02/06/2007       24,172
  26,440    HBOS Treasury Services plc (I)(L).................  5.32%   01/09/2008       26,436
  22,500    HSBC Finance Corp. (L)............................  5.34%   01/04/2008       22,500
  26,750    HSBC Finance Corp. ...............................  5.36%   03/16/2007       26,462
  26,200    JP Morgan Chase & Co. (L).........................  5.32%   01/02/2008       26,200
  44,000    Lehman Brothers Holdings, Inc. (L)................  5.40%   05/31/2007       44,015
  22,000    Merrill Lynch & Co. (L)...........................  5.33%   12/24/2007       22,000
  26,900    Merrill Lynch & Co. (L)...........................  5.36%   05/29/2007       26,899
  25,000    Morgan Stanley Dean Witter, Inc. (L)..............  5.43%   06/26/2007       25,011
  23,000    Morgan Stanley Dean Witter, Inc. (L)..............  5.48%   01/19/2007       23,001
  25,000    Nationwide Building Society (I)...................  5.27%   01/25/2007       24,912
  25,000    Nationwide Building Society (I)...................  5.28%   01/29/2007       24,898
  21,700    Nordea Bank Ab (I)(L).............................  5.33%   01/09/2008       21,700
  25,000    Northern Rock plc.................................  5.28%   01/30/2007       24,894
  25,000    Northern Rock plc.................................  5.30%   03/06/2007       24,766
  32,500    Old Line Funding LLC..............................  5.29%   02/08/2007       32,319
  26,520    Old Line Funding LLC..............................  5.33%   02/07/2007       26,376
  33,500    Sheffield Receivables.............................  5.27%   01/18/2007       33,417
  31,500    Sheffield Receivables.............................  5.30%   01/16/2007       31,431
  22,030    Skandinaviska Enskilda Bank NY (I)(L).............  5.31%   07/19/2007       22,029
  21,600    Skandinaviska Enskilda Bank NY (I)(L).............  5.34%   01/09/2008       21,600
  21,700    SLM Corp. (I)(L)..................................  5.35%   01/11/2008       21,700
  18,135    SLM Corp. (L).....................................  5.50%   01/25/2007       18,137
  24,600    Svenska Handelsbanken Ab..........................  5.30%   03/19/2007       24,327
  53,000    Toyota Motor Credit Corp. (L).....................  5.21%   09/24/2007       53,000
  22,000    Toyota Motor Credit Corp. ........................  5.27%   02/07/2007       21,882
  19,356    Triple A-1 Funding................................  5.30%   01/09/2007       19,333
  26,379    UBS Finance LLC...................................  5.27%   01/02/2007       26,375
  23,700    UBS Finance LLC...................................  5.27%   01/05/2007       23,686
  24,680    Washington Mutual Bank FA (L).....................  5.35%   08/27/2007       24,680
  21,135    Washington Mutual Bank FA (L).....................  5.41%   02/28/2007       21,137
  22,000    Wells Fargo & Co. (L).............................  5.42%   03/23/2007       22,005
  10,200    Westpac Banking Corp. ............................  5.29%   02/06/2007       10,146
  21,600    Westpac Banking Corp. (I)(L)......................  5.32%   01/16/2008       21,600
  20,700    Yorktown Capital..................................  5.27%   01/09/2007       20,676

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE      VALUE (W)
---------                                                       -----   ----------   ----------
CONSUMER CYCLICAL -- (CONTINUED)
            FINANCE -- (CONTINUED)
 $17,500    Yorktown Capital..................................  5.31%   02/15/2007   $   17,386
  22,000    Yorktown Capital..................................  5.33%   02/21/2007       21,836
                                                                                     ----------
                                                                                     $1,782,708
                                                                                     ----------
            Total investments in securities
              (cost $1,876,835) (C)...........................                       $1,876,835
                                                                                     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.04% of total net assets at December 31, 2006.

  (C)Also represents cost for federal tax purposes.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $211,375, which represents 11.25% of total net assets.

  (L)Variable rate securities; the yield reported is the rate in effect at December 31, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MORTGAGE SECURITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
 ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 25.8%
            FINANCE -- 25.8%
 $ 2,802    Ameriquest Mortgage Securities, Inc.,
              6.41%, 09/25/2032 (L)#..........................  $  2,802
   3,800    Ansonia CDO Ltd.,
              5.62%, 07/28/2046 (I)(L)#.......................     3,800
   5,000    Arbor Realty Mortgage Securities,
              5.76%, 01/26/2042 (I)(L)........................     5,000
  15,000    Banc of America Commercial Mortgage, Inc.,
              4.76%, 07/10/2045...............................    14,796
  41,685    Banc of America Commercial Mortgage, Inc.,
              4.83%, 07/11/2043 (I)(P)........................     1,920
   3,000    Banc of America Large Loan,
              5.59%, 10/15/2019 (L)...........................     3,000
  32,984    Bear Stearns Commercial Mortgage Securities, Inc.,
              4.85%, 08/15/2038 (I)(P)........................     2,137
   2,500    Citigroup Commercial Mortgage Trust,
              5.59%, 11/15/2036 (L)...........................     2,500
   4,997    Commercial Mortgage Pass-Through Certificate,
              5.64%, 12/15/2020 (I)(L)........................     4,997
   8,500    Countrywide Asset-Backed Certificates,
              5.57%, 11/25/2035...............................     8,488
   5,195    Countrywide Home Loan Mortgage Pass Through Trust,
              5.00%, 01/25/2019...............................     5,081
   2,000    Credit Suisse Mortgage Capital Certificates,
              6.15%, 09/15/2021 (L)...........................     2,000
  53,125    CS First Boston Mortgage Securities Corp.,
              4.01%, 03/15/2035 (I)(P)........................     1,838
   4,000    Discover Card Master Trust I,
              5.57%, 01/15/2008 (L)...........................     4,010
      48    DLJ Mortgage Acceptance Corp. Class B1,
              7.25%, 09/18/2011 (I)...........................        47
      16    DLJ Mortgage Acceptance Corp. Class B2,
              7.25%, 09/18/2011 (I)...........................        16
   4,145    First Franklin Mortgage Loan Asset Backed
              Certificates,
              7.82%, 07/25/2033 (L)...........................     4,151
     322    Green Tree Financial Corp.,
              7.30%, 01/15/2026...............................       327
  10,000    Greenwich Capital Commercial Funding Corp.,
              4.53%, 01/05/2036...............................     9,741
   6,000    Greenwich Capital Commercial Funding Corp.,
              5.12%, 04/10/2037 (L)...........................     5,979
   4,000    Greenwich Capital Commercial Funding Corp.,
              5.58%, 11/05/2021 (I)(L)........................     4,000
   3,940    Hasco NIM Trust,
              6.17%, 08/26/2036 (I)...........................     3,922
  47,160    LB-UBS Commercial Mortgage Trust,
              4.25%, 12/15/2036 (I)(P)........................     1,349
   2,800    LNR CDO, Ltd.,
              5.70%, 05/28/2043 (I)(L)........................     2,800
  35,603    Mach One Trust Commercial Mortgage-Backed,
              6.09%, 05/28/2040 (I)(P)........................     1,580

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
 $ 2,619    Master Asset Backed Securities Trust,
              6.10%, 05/25/2033 (L)...........................  $  2,626
   2,000    Master Asset Backed Securities Trust,
              7.15%, 05/25/2033 (L)...........................     2,015
   4,323    Master Asset Securitization Trust,
              5.00%, 12/25/2018...............................     4,229
   4,800    MBNA Credit Card Master Note Trust,
              5.49%, 02/16/2010 (L)...........................     4,806
   4,250    Merrill Lynch Floating Trust,
              5.55%, 06/15/2022 (I)(L)........................     4,250
   2,224    Merrill Lynch Mortgage Investors, Inc.,
              7.00%, 05/25/2032 (L)...........................     2,227
   5,000    Merrill Lynch Mortgage Trust,
              5.24%, 11/12/2035...............................     4,978
   4,628    Morgan Stanley ABS Capital I,
              6.35%, 11/25/2032 (L)...........................     4,632
   3,353    Residential Asset Mortgage Products, Inc.,
              5.70%, 10/25/2031...............................     3,341
   5,921    Spirit Master Funding LLC,
              5.76%, 03/20/2024 (I)...........................     5,963
   4,992    Structured Asset Securities Corp.,
              6.35%, 02/25/2033 (L)...........................     5,051
                                                                --------
            Total asset & commercial mortgage backed
              securities
              (cost $140,915).................................  $140,399
                                                                --------
CORPORATE BONDS: INVESTMENT GRADE -- 0.2%
            FINANCE -- 0.2%
   1,500    North Street Referenced Linked Notes,
              6.43%, 07/30/2010 (I)(L)........................  $  1,290
                                                                --------
            Total corporate bonds: investment grade
              (cost $1,285)...................................  $  1,290
                                                                --------
U.S. GOVERNMENT SECURITIES -- 0.8%
            U.S. TREASURY SECURITIES -- 0.8%
            U.S. TREASURY NOTES
   4,400    4.875% 2011.......................................  $  4,431
                                                                --------
            Total U.S. government securities
              (cost $4,423)...................................  $  4,431
                                                                --------
U.S. GOVERNMENT AGENCIES -- 86.2%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 36.5%
            MORTGAGE BACKED SECURITIES:
   1,729    4.50% 2018........................................  $  1,671
   3,076    4.94% 2035........................................     3,043
  92,406    5.50% 2022 -- 2034 (Q)#...........................    91,702
   1,395    6.00% 2022 -- 2034................................     1,411
   2,214    6.50% 2014 -- 2017................................     2,266
   2,536    7.00% 2026 -- 2032................................     2,609
      42    7.50% 2024 -- 2025................................        45
     120    8.00% 2013 -- 2024................................       126
      50    8.50% 2009 -- 2024................................        52
       5    9.50% 2008........................................         5
      76    10.00% 2020.......................................        83
                                                                --------
                                                                 103,013
                                                                --------

The accompanying notes are an integral part of these financial statements.

 HARTFORD MORTGAGE SECURITIES HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
U.S. GOVERNMENT AGENCIES -- (CONTINUED)
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- (CONTINUED)
            REMIC -- IO & IO-ETTE:
 $   458    5.50% 2015 (P)....................................  $      8
            REMIC -- PAC'S:
  10,000    4.50% 2020........................................     9,414
  71,667    5.00% 2015 -- 2034#...............................    70,355
  15,802    5.50% 2035........................................    15,554
                                                                --------
                                                                  95,323
                                                                --------
                                                                 198,344
                                                                --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 33.0%
            MORTGAGE BACKED SECURITIES:
   6,676    4.807% 2035 (L)...................................     6,622
   8,826    4.924% 2035.......................................     8,777
  60,317    5.00% 2018 -- 2037 (Q)............................    58,849
  28,574    5.50% 2019 -- 2037 (Q)............................    28,310
  24,801    6.00% 2023 -- 2035................................    25,044
  23,273    6.50% 2028 -- 2037 (Q)............................    23,809
   4,726    7.00% 2011 -- 2032................................     4,858
     320    8.00% 2029 -- 2031................................       336
      74    9.00% 2021........................................        81
                                                                --------
                                                                 156,686
                                                                --------
            REMIC -- PAC'S:
  11,000    4.50% 2018........................................    10,478
  10,371    5.50% 2035........................................    10,192
   2,121    6.50% 2031........................................     2,173
                                                                --------
                                                                  22,843
                                                                --------
            ZERO COUPON STRIPS:
      22    11.00% 2009.......................................        23
                                                                --------
                                                                 179,552
                                                                --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 9.6%
            MORTGAGE BACKED SECURITIES:
  41,661    6.00% 2033 -- 2037 (Q)............................    42,245
   5,771    6.50% 2028 -- 2032................................     5,929
   2,596    7.00% 2032........................................     2,682
     799    7.50% 2022 -- 2030................................       830
     153    8.50% 2017 -- 2030................................       166
     123    9.50% 2009........................................       126
       7    12.50% 2015.......................................         8
                                                                --------
                                                                  51,986
                                                                --------
            OTHER GOVERNMENT AGENCIES -- 7.1%
            SMALL BUSINESS ADMINISTRATION PARTICIPATION
            CERTIFICATES:
   3,560    5.12% 2026........................................     3,520
   5,484    5.36% 2026........................................     5,506
   4,102    5.37% 2026........................................     4,121
   4,294    5.54% 2026........................................     4,354
   4,662    5.70% 2026........................................     4,766

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            OTHER GOVERNMENT AGENCIES -- (CONTINUED)
 $ 4,878    6.07% 2026........................................  $  5,078
  10,798    6.30% 2019........................................    11,110
                                                                --------
                                                                  38,455
                                                                --------
            Total U.S. government agencies
              (cost $470,549).................................  $468,337
                                                                --------
            Total long-term investments
              (cost $617,172).................................  $614,457
                                                                --------
SHORT-TERM INVESTMENTS -- 1.6%
            REPURCHASE AGREEMENTS -- 1.6%
   2,932    BNP Paribas Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................  $  2,932
   2,318    RBS Greenwich Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................     2,318
   2,932    UBS Securities LLC Repurchase Agreement,
              4.75%, 01/02/2007...............................     2,932
                                                                --------
                                                                   8,182
                                                                --------
            U.S. GOVERNMENT SECURITIES -- 0.0%
     250    U.S. Treasury Bill,
              4.87%, 03/15/2007 (M)(S)........................       248
                                                                --------
            Total short-term investments
              (cost $8,430)...................................  $  8,430
                                                                --------
            Total investments in securities
              (cost $625,602) (C).............................  $622,887
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $625,969 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $ 2,497
      Unrealized depreciation.........................   (5,579)
                                                        -------
      Net unrealized depreciation.....................  $(3,082)
                                                        =======

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $44,909, which represents 8.26% of total net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2006.

 (M) The interest rate disclosed for these securities represents an effective yield on the date of acquisition.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 (P) The interest rate disclosed for interest only strips represents an effective yield based on estimated future cash flows at December 31, 2006.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2006 was $81,705.

  (S)Security pledged as initial margin deposit for open futures contracts at December 31, 2006.

     FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                      UNREALIZED
                               NUMBER OF                             APPRECIATION
      DESCRIPTION              CONTRACTS*   POSITION   EXPIRATION   (DEPRECIATION)
      -----------              ----------   --------   ----------   --------------
      CBT 5 Year U.S. Treasury
       Note                       273        Short     March 2007        $261
                                                                         ====

     * The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 100.0%
            BASIC MATERIALS -- 7.7%
       4    AEP Industries, Inc. (D)..........................  $      197
      15    AK Steel Holding Corp. (D)........................         253
       9    Aventine Renewable Energy Holdings, Inc. (D)......         205
       6    Balchem Corp. ....................................         157
       6    Cabot Microelectronics Corp. (D)..................         193
      65    Carpenter Technology Corp. .......................       6,623
      63    Century Aluminum Co. (D)(G).......................       2,831
      81    Ceradyne, Inc. (D)................................       4,560
      18    Champion Enterprises, Inc. (D)....................         169
     126    Chaparral Steel Co. ..............................       5,559
     276    Cleveland-Cliffs, Inc. ...........................      13,365
       4    Deltic Timber Corp. ..............................         208
     141    Eagle Materials, Inc. ............................       6,108
       9    Georgia Gulf Corp. ...............................         179
      22    Hercules, Inc. (D)................................         421
     174    Insteel Industries, Inc. .........................       3,100
       5    Kaydon Corp. .....................................         186
     107    Mueller Industries, Inc. .........................       3,401
       4    NCI Building Systems, Inc. (D)....................         214
       5    Neenah Paper, Inc. ...............................         174
       2    Newmarket Corp. ..................................         142
       3    Oregon Steel Mills, Inc. (D)......................         202
       7    Pioneer Co. (D)...................................         186
      10    Playtex Products, Inc. (D)........................         144
     190    PW Eagle, Inc. (G)................................       6,562
       7    Quanex Corp. .....................................         229
     533    Select Comfort Corp. (D)(G).......................       9,273
     161    Sun Hydraulics Corp. .............................       3,294
     249    Tempur-Pedic International, Inc. (D)(G)...........       5,101
     157    Timken Co. .......................................       4,575
      18    Wausau Paper Corp. ...............................         274
      21    Xerium Technologies, Inc. ........................         201
                                                                ----------
                                                                    78,286
                                                                ----------
            CAPITAL GOODS -- 4.8%
      53    Armor Holdings, Inc. (D)..........................       2,885
       4    Clarcor, Inc. ....................................         145
       8    Columbus McKinnon Corp. (D).......................         164
       4    Daktronics, Inc. .................................         154
     184    Graco, Inc. ......................................       7,280
       8    II VI, Inc. (D)...................................         223
     101    Lennox International, Inc. .......................       3,098
      50    Lone Star Technologies, Inc. (D)..................       2,406
       3    Lufkin Industries, Inc. ..........................         153
      10    Marvel Entertainment, Inc. (D)....................         277
     142    Nordson Corp. ....................................       7,051
       6    Oil States International, Inc. (D)................         202
      14    Orbital Sciences Corp. (D)........................         252
     217    Steelcase, Inc. ..................................       3,932
     203    Tennant Co. ......................................       5,881
       8    Tessera Technologies, Inc. (D)....................         322
     103    Toro Co. .........................................       4,789
     210    Varian Semiconductor Equipment Associates, Inc.
              (D).............................................       9,549
                                                                ----------
                                                                    48,763
                                                                ----------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            CONSUMER CYCLICAL -- 13.2%
     105    Aeropostale, Inc. (D).............................  $    3,244
       8    Albany International Corp. Class A................         257
     190    American Woodmark Corp. (G).......................       7,968
       1    AMREP Corp. (G)...................................         164
     221    AnnTaylor Stores Corp. (D)........................       7,254
     137    Applied Industrial Technologies, Inc. ............       3,593
      --    Arden Group, Inc. ................................          50
     896    Arris Group, Inc. (D).............................      11,211
       7    Bebe Stores, Inc. ................................         135
     122    Bon-Ton Stores, Inc. (G)..........................       4,227
       6    Charlotte Russe Holding, Inc. (D).................         185
      11    Charming Shoppes, Inc. (D)........................         154
       2    Children's Place Retail Stores, Inc. (D)..........         143
     324    Christopher & Banks Corp. ........................       6,050
       5    Deckers Outdoor Corp. (D).........................         326
     102    Dress Barn, Inc (D)...............................       2,376
     433    DSW, Inc. (D)(G)..................................      16,712
       4    ESCO Technologies, Inc. (D).......................         162
     125    First Cash Financial Services, Inc. (D)...........       3,244
     134    Genesco, Inc. (D).................................       4,991
       7    GenTek, Inc. (D)..................................         228
       4    Granite Construction, Inc. .......................         179
       3    Guess?, Inc. (D)..................................         206
      10    Gymboree Corp. (D)................................         373
       5    Herman Miller, Inc. ..............................         165
      10    Iconix Brand Group, Inc. (D)......................         200
     151    J. Crew Group, Inc. (D)...........................       5,806
      12    Kimball International, Inc. ......................         302
       5    K-Swiss, Inc. ....................................         144
      17    Maidenform Brands, Inc. (D).......................         300
      68    McGrath RentCorp..................................       2,092
       6    Men's Wearhouse, Inc. ............................         223
     163    Noble International Ltd. .........................       3,260
       4    Pantry, Inc. (D)..................................         195
       7    Payless ShoeSource, Inc. (D)......................         215
     130    Phillips-Van Heusen Corp. ........................       6,524
     290    PSS World Medical, Inc. (D).......................       5,656
     101    RARE Hospitality International, Inc. (D)..........       3,323
     452    Skechers U.S.A., Inc. Class A (D).................      15,053
       5    Sotheby's.........................................         169
      82    Stanley Furniture Co., Inc. ......................       1,757
       7    Steven Madden Ltd. ...............................         256
       6    Synaptics, Inc. (D)...............................         168
     331    Talbots, Inc. ....................................       7,972
       4    The Buckle, Inc. .................................         202
     441    True Religion Apparel, Inc. (D)(G)................       6,750
       5    Tween Brands, Inc. (D)............................         187
                                                                ----------
                                                                   134,351
                                                                ----------
            CONSUMER STAPLES -- 0.1%
       6    Boston Beer Co., Inc. Class A (D).................         228
       5    Chattem, Inc. (D).................................         235
       5    Lancaster Colony Corp. ...........................         207
                                                                ----------
                                                                       670
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            ENERGY -- 4.6%
      10    Alon USA Energy, Inc. ............................  $      271
       5    Berry Petroleum Co. ..............................         168
      15    Bois d'Arc Energy, Inc. (D).......................         217
     201    Cabot Oil & Gas Corp. ............................      12,163
      14    Callon Petroleum Corp. (D)........................         208
       5    Clayton Williams Energy, Inc. (D).................         169
      10    Comstock Resources, Inc. (D)......................         306
       6    Crosstex Energy, Inc. ............................         188
     205    Delek US Holdings, Inc. ..........................       3,355
     109    Encore Acquisition Co. (D)........................       2,681
     272    Frontier Oil Corp. ...............................       7,817
       2    Giant Industries, Inc. (D)........................         179
     651    Grey Wolf, Inc. (D)...............................       4,464
       9    Mariner Energy, Inc. (D)..........................         178
     527    Meridian Resource Corp. (D).......................       1,628
       3    Penn Virginia Corp. ..............................         198
      15    Petrohawk Energy Corp. (D)........................         174
       6    Petroleum Development Corp. (D)...................         243
     197    Pioneer Drilling Co. (D)..........................       2,615
      99    St. Mary Land & Exploration Co. ..................       3,643
      66    Swift Energy Co. (D)..............................       2,940
      64    Trico Marine Services, Inc. (D)...................       2,456
      44    Vaalco Energy, Inc. (D)...........................         300
       6    WD-40 Co. ........................................         214
       4    W-H Energy Services (D)...........................         194
                                                                ----------
                                                                    46,969
                                                                ----------
            FINANCE -- 11.2%
     164    Advance America Cash Advance Centers, Inc. .......       2,395
     162    Advanta Corp. Class B.............................       7,081
       1    Alexander's, Inc. ................................         226
      16    Amerigroup Corp. (D)#.............................         568
     139    Arch Capital Group Ltd. (D).......................       9,378
     277    Aspen Insurance Holdings Ltd. ....................       7,302
       5    Asta Funding, Inc. ...............................         164
      10    Centene Corp. (D).................................         237
      37    City Holding Co. .................................       1,492
     142    CompuCredit Corp. (D)(G)..........................       5,641
     144    Corus Bankshares, Inc. (G)........................       3,324
      89    Cousins Properties, Inc. .........................       3,147
       8    Credit Acceptance Corp. (D).......................         251
     129    Diamondrock Hospitality...........................       2,321
       3    EastGroup Properties, Inc. .......................         176
      55    eHealth, Inc. (D).................................       1,096
     375    Encore Capital Group, Inc. (D)....................       4,725
      23    Ezcorp, Inc. (D)..................................         382
     104    First Community Bancorp, Inc. ....................       5,441
       5    Getty Realty Corp. ...............................         167
       4    Greenhill & Co., Inc. (G).........................         272
     301    Hersha Hospitality Trust..........................       3,408
     294    Highland Hospitality Corp. .......................       4,182
     712    Impac Mortgage Holdings, Inc. ....................       6,266
     233    IndyMac Bancorp, Inc. ............................      10,500
       8    Inland Real Estate Corp. .........................         149

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
       4    International Securities Exchange Holdings,
              Inc. ...........................................  $      173
       9    KBW, Inc. (D).....................................         270
     136    Maguire Properties, Inc. .........................       5,444
      91    Molina Healthcare, Inc. (D).......................       2,943
       8    National Interstate Corp. ........................         190
     270    Net 1 UEPS Technologies, Inc. (D).................       7,972
      12    Omega Healthcare Investors........................         209
       8    optionsXpress Holdings, Inc. .....................         181
       3    PS Business Parks, Inc. ..........................         200
       6    Saul Centers, Inc. ...............................         349
     368    Strategic Hotels & Resorts, Inc. .................       8,027
      82    Sunstone Hotel Investors, Inc. ...................       2,200
       5    Tower Group, Inc. ................................         170
      58    UTStarcom, Inc. (D)(G)............................         510
      71    Wellcare Health Plans, Inc. (D)...................       4,919
                                                                ----------
                                                                   114,048
                                                                ----------
            HEALTH CARE -- 15.7%
     208    Acadia Pharmaceuticals, Inc. (D)(G)...............       1,827
     643    Alkermes, Inc. (D)................................       8,596
      47    Alliance Imaging, Inc. (D)........................         313
      10    Alpharma, Inc. Class A............................         237
       7    AmSurg Corp. (D)..................................         152
     132    Amylin Pharmaceuticals, Inc. (D)..................       4,758
     504    Applera Corp. -- Celera Group (D).................       7,044
      14    Apria Healthcare Group, Inc. (D)..................         377
     350    Ciphergen Biosystems, Inc. (D)....................         312
     831    CV Therapeutics, Inc. (D).........................      11,606
     283    Cytokinetics, Inc. (D)............................       2,120
       4    Digene Corp. (D)..................................         171
     814    Encysive Pharmaceuticals, Inc. (D)(G).............       3,425
     611    Exelixis, Inc. (D)................................       5,503
       6    Forrester Research, Inc. (D)......................         168
       7    Healthways, Inc. (D)..............................         326
     267    Human Genome Sciences, Inc. (D)(G)................       3,319
       6    Illumina, Inc. (D)................................         240
     277    Immucor, Inc. (D)#................................       8,093
     301    Incyte Corp. (D)..................................       1,758
       8    InterMune, Inc. (D)...............................         243
       5    Kendle International, Inc. (D)....................         147
       6    Kyphon, Inc. (D)..................................         237
      10    Lifecell Corp. (D)................................         248
     479    LifePoint Hospitals, Inc. (D).....................      16,129
      69    Longs Drug Stores Corp. ..........................       2,912
     209    Magellan Health Services, Inc. (D)................       9,020
     127    Mannatech, Inc. (G)...............................       1,870
       6    MedCath Corp. (D).................................         167
       5    Medical Action Industries, Inc. (D)...............         155
       8    Medicines Co. (D).................................         243
       9    Medicis Pharmaceutical Corp. Class A..............         313
      12    Mentor Corp.# ....................................         596
       7    Meridian Bioscience, Inc. ........................         163
       8    MGI Pharma, Inc. (D)..............................         154
       8    NBTY, Inc. (D)....................................         325
       9    Nektar Therapeutics (D)...........................         140

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP GROWTH HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
       4    New River Pharmaceuticals, Inc. (D)(G)............  $      194
   1,392    NPS Pharmaceuticals, Inc. (D).....................       6,305
     367    Onyx Pharmaceuticals, Inc. (D)....................       3,884
     118    OSI Pharmaceuticals, Inc. (D).....................       4,119
       8    PAREXEL International Corp. (D)...................         218
     325    Perrigo Co. ......................................       5,629
     116    Pharmion Corp. (D)................................       2,982
     499    Regeneron Pharmaceuticals, Inc. (D)...............      10,015
     518    Rigel Pharmaceuticals, Inc. (D)...................       6,149
     155    Salix Pharmaceuticals Ltd. (D)....................       1,890
     192    Sciele Pharma, Inc. (D)...........................       4,615
     288    STERIS Corp. .....................................       7,251
       5    SurModics, Inc. (D)...............................         146
       4    United Therapeutics Corp. (D).....................         214
      10    Valeant Pharmaceuticals International.............         166
      16    ViroPharma, Inc. (D)..............................         238
       6    West Pharmaceutical Services......................         314
     149    Wright Medical Group, Inc. (D)....................       3,464
      86    Zoll Medical Corp. (D)............................       5,016
     231    Zymogenetics, Inc. (D)............................       3,594
                                                                ----------
                                                                   159,810
                                                                ----------
            SERVICES -- 14.0%
     104    Advisory Board Co. (D)............................       5,557
     107    Allscripts Healthcare Solutions, Inc. (D).........       2,891
       3    Anixter International, Inc. (D)...................         141
       7    Atheros Communications, Inc. (D)..................         143
     601    BISYS Group, Inc. (D).............................       7,752
     105    Central European Media Enterprises Ltd. (D).......       7,350
     119    Cerner Corp. (D)..................................       5,424
       5    Coinstar, Inc. (D)................................         153
       4    Computer Programs and Systems, Inc. ..............         143
      11    Corvel (D)........................................         520
       9    Digital River, Inc. (D)...........................         486
      86    Factset Research Systems, Inc. ...................       4,846
      17    First Consulting Group, Inc. (D)..................         233
      19    Foundry Networks, Inc. (D)........................         277
       6    Geo Group, Inc. (D)...............................         221
     263    Gevity HR, Inc. ..................................       6,221
     510    Global Imaging Systems, Inc. (D)..................      11,203
     151    Healthspring, Inc. (D)............................       3,074
       4    Heidrick & Struggles International, Inc. (D)......         168
     177    Hub Group, Inc. (D)...............................       4,865
     243    Imergent, Inc. (D)(G).............................       6,951
      23    INVESTools, Inc. (D)..............................         312
     226    ITT Educational Services, Inc. (D)................      14,966
     320    Jack Henry & Associates, Inc. ....................       6,852
      43    John H. Harland Co. ..............................       2,174
       9    Korn/Ferry International (D)......................         207
     163    Live Nation, Inc. (D).............................       3,651
       8    Lodgenet Entertainment Corp. (D)..................         193
      14    Macrovision Corp. (D).............................         398
      10    Manhattan Associates, Inc. (D)....................         291
     146    Martha Stewart Living Omnimedia, Inc. (G).........       3,189
     248    Mediacom Communications Corp. (D).................       1,995

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SERVICES -- (CONTINUED)
       4    Micros Systems (D)................................  $      195
      75    MoneyGram International, Inc. ....................       2,349
      85    MTS Systems Corp. ................................       3,267
     181    Parametric Technology Corp. (D)...................       3,268
     256    Perot Systems Corp. Class A (D)...................       4,189
     130    Per-Se Technologies, Inc. (D).....................       3,611
     110    Plexus Corp. (D)..................................       2,617
     174    Priceline.com, Inc. (D)(G)........................       7,572
       7    Quality Systems...................................         257
     121    Resources Connection, Inc. (D)....................       3,865
       5    Standard Parking Corp. (D)........................         208
      13    Time Warner Telecom, Inc. Class A (D).............         253
       5    Veritas DGC, Inc. (D).............................         385
       8    Waste Industries USA, Inc. .......................         231
      92    Watson Wyatt Worldwide, Inc. .....................       4,158
     100    Wright Express Corp. (D)..........................       3,129
                                                                ----------
                                                                   142,401
                                                                ----------
            TECHNOLOGY -- 24.4%
     261    Acuity Brands, Inc. ..............................      13,583
     174    Acxiom Corp. .....................................       4,453
      12    ADTRAN, Inc. .....................................         261
     605    Advanced Energy Industries, Inc. (D)..............      11,413
      12    American Medical Systems Holdings (D).............         219
       3    American Science & Engineering, Inc. (D)..........         167
     868    Amkor Technology, Inc. (D)........................       8,106
      17    Ansoft Corp. (D)..................................         484
      99    Ansys, Inc. (D)...................................       4,307
     178    Benchmark Electronics, Inc. (D)...................       4,341
       5    Biosite Diagnostics, Inc. (D).....................         221
     214    Blackbaud, Inc. ..................................       5,552
     904    Brocade Communications Systems, Inc. (D)..........       7,424
      28    Bruker BioSciences Corp. (D)......................         210
     173    Candela Corp. (D).................................       2,136
      47    Carrier Access Corp. (D)..........................         306
      27    C-COR.net Corp. (D)...............................         301
      57    Chordiant Software, Inc. (D)......................         188
     614    Cirrus Logic, Inc. (D)............................       4,227
       6    Commonwealth Telephone Enterprise, Inc. ..........         248
     332    CSG Systems International, Inc. (D)...............       8,863
     184    Diodes, Inc. (D)..................................       6,532
       3    Dionex Corp. (D)..................................         160
      21    Dobson Communications Corp. (D)...................         182
     343    Eagle Test Systems, Inc. (D)......................       4,995
     230    eFunds Corp. (D)..................................       6,325
      19    Emulex Corp. (D)..................................         377
       8    Exlservice Holdings, Inc. (D).....................         177
      10    FLIR Systems, Inc. (D)............................         309
       7    FormFactor, Inc. (D)..............................         244
   2,135    Gemstar-TV Guide International, Inc. (D)..........       8,563
       6    General Cable Corp. (D)...........................         254
      13    General Communication, Inc. Class A (D)...........         202
     223    Golden Telecom, Inc. .............................      10,459
      26    Harmonic, Inc. (D)................................         191
       8    Hittite Microwave Corp. (D).......................         253
       6    Hologic, Inc. (D).................................         288

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
       9    Hyperion Solutions Corp. (D)......................  $      313
       5    IHS, Inc. (D).....................................         213
      12    Informatica Corp. (D).............................         144
     120    Interdigital Communications Corp. (D).............       4,026
      16    Internap Network Services Corp. (D)...............         317
      12    Interwoven, Inc. (D)..............................         173
     364    iPass, Inc. (D)(G)................................       2,138
     350    j2 Global Communications, Inc. (D)................       9,531
     218    Komag, Inc. (D)...................................       8,268
     152    Lamson & Sessions Co. (D)(G)......................       3,680
      14    Lightbridge, Inc. (D).............................         194
       5    Littelfuse, Inc. (D)..............................         156
      46    LTX Corp. (D).....................................         256
      21    Magma Design Automation, Inc. (D).................         188
     412    Micrel, Inc. (D)..................................       4,440
      81    MicroStrategy, Inc. (D)#..........................       9,276
      98    Neustar, Inc. (D).................................       3,166
     213    Novatel, Inc. (D).................................       8,487
     226    OmniVision Technologies, Inc. (D)(G)..............       3,081
      12    Packeteer, Inc. (D)...............................         158
     196    Palomar Medical Technologies, Inc. (D)(G).........       9,926
       5    Park Electrochemical Corp. .......................         118
      14    Photon Dynamics, Inc. (D).........................         165
       8    Polycom, Inc. (D).................................         242
      49    RealNetworks, Inc. (D)#...........................         540
      10    Redback Networks, Inc. (D)........................         247
     115    Regal-Beloit Corp. ...............................       6,028
      23    RF Micro Devices, Inc. (D)........................         158
      15    Semtech Corp. (D).................................         195
     481    Silicon Image, Inc. (D)...........................       6,114
      39    Silicon Storage Technology, Inc. (D)..............         175
       5    SiRF Technology Holdings, Inc. (D)................         138
     820    Skyworks Solutions, Inc. (D)......................       5,806
      13    Smith Micro Software, Inc. (D)....................         177
      23    Sonus Networks, Inc. (D)..........................         148
       6    SRA International, Inc. (D).......................         152
     150    Sybase, Inc. (D)..................................       3,705
     166    Syniverse Holdings, Inc. (D)......................       2,483
      41    Tibco Software, Inc. (D)..........................         388
     101    Transaction Systems Architects, Inc. (D)..........       3,303
     178    Travelzoo, Inc. (D)(G)............................       5,337
     135    Trident Microsystems, Inc. (D)#...................       2,462
     523    Trizetto Group, Inc. (D)..........................       9,611
      81    United Industrial Corp. ..........................       4,101
     592    United Online, Inc. ..............................       7,868
       4    Varian, Inc. (D)..................................         167
       9    Vignette Corp. (D)................................         150
     282    Vishay Intertechnology, Inc. (D)..................       3,818
       4    Vital Images, Inc. (D)............................         146
      14    Websense, Inc. (D)................................         325
      27    Wind River Systems, Inc. (D)......................         276
      29    Zoran Corp. (D)#..................................         416
                                                                ----------
                                                                   249,611
                                                                ----------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            TRANSPORTATION -- 4.3%
     179    American Commercial Lines, Inc. (D)...............  $   11,727
       4    Atlas Air Worldwide Holdings, Inc. (D)............         184
      18    ExpressJet Holdings, Inc. (D).....................         146
     135    Freighter America, Inc. ..........................       7,502
     144    General Maritime Corp. ...........................       5,055
      10    Horizon Lines, Inc. Class A.......................         283
     553    Knight Transportation, Inc. ......................       9,422
     166    Old Dominion Freight Line, Inc. (D)...............       3,986
      14    Quality Distribution, Inc. (D)....................         186
      46    Thor Industries, Inc. ............................       2,032
     209    Werner Enterprises, Inc. .........................       3,652
       6    Winnebago Industries, Inc. .......................         192
                                                                ----------
                                                                    44,367
                                                                ----------
            Total common stock
              (cost $930,491).................................  $1,019,276
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 8.5%
            REPURCHASE AGREEMENTS -- 0.3%
 $   247    Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $      247
     830    BNP Paribas Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................         830
     340    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................         340
       4    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................           4
     213    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................         213
      73    Morgan Stanley & Co., Inc. Triparty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................          73
     656    RBS Greenwich Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................         656
     829    UBS Securities LLC Repurchase Agreement,
              4.75%, 01/02/2007...............................         829
     213    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................         213
                                                                ----------
                                                                     3,405
                                                                ----------
            U.S. TREASURY BILL -- 0.0%
     200    U.S. Treasury Bill,
              4.87%, 03/15/2007 (M)(S)........................         198
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP GROWTH HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 8.2%
  83,802    BNY Institutional Cash Reserve Fund...............  $   83,802
                                                                ----------
            Total short-term investments
              (cost $87,405)..................................  $   87,405
                                                                ----------
            Total investments in securities
              (cost $1,017,896) (C)...........................  $1,106,681
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.83% of total net assets at December 31, 2006.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $1,020,789 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $142,219
      Unrealized depreciation........................   (56,327)
                                                       --------
      Net unrealized appreciation....................  $ 85,892
                                                       ========

  (D)Currently non-income producing.

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

 (G) Security is partially on loan at December 31, 2006.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (S)Security pledged as initial margin deposit for open futures contracts at December 31, 2006.

     FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                    UNREALIZED
                             NUMBER OF                             APPRECIATION
      DESCRIPTION            CONTRACTS*   POSITION   EXPIRATION   (DEPRECIATION)
      -----------            ----------   --------   ----------   --------------
      Russell 2000 Mini          6          Long     March 2007        $(3)
                                                                       ===

     * The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP VALUE HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 95.8%
            BASIC MATERIALS -- 8.7%
       3    AptarGroup, Inc. .................................  $    195
      29    Balchem Corp. #...................................       740
       1    Banta George......................................        25
       5    Buckeye Technologies, Inc. (D)....................        58
       1    CIRCOR International, Inc. .......................        26
       2    Cleveland-Cliffs, Inc. (G)........................        97
      --    Ferro Corp. (G)...................................         6
       1    Georgia Gulf Corp. (G)............................        10
       3    Gibralter Industries, Inc. (G)....................        80
       2    Greif, Inc. ......................................       225
       9    H.B. Fuller Co. ..................................       219
      10    Hercules, Inc. (D)(G).............................       201
       4    Innospec, Inc. ...................................       177
      29    Landec Corp. (D)..................................       316
      43    Matthews International Corp. Class A (G)..........     1,688
      15    Neenah Paper, Inc. (G)............................       537
       1    NN, Inc. .........................................         6
       4    OM Group, Inc. (D)................................       190
       2    Playtex Products, Inc. (D)........................        35
       7    Rock Tenn Co. Class A.............................       190
       2    Rockwood Holdings, Inc. (D).......................        51
      23    RPM International, Inc. (G).......................       480
       9    Sensient Technologies Corp. ......................       209
       4    Silgan Holdings, Inc. ............................       154
       3    Spartech Corp. (G)................................        84
      85    Tempur-Pedic International, Inc. (D)..............     1,739
      23    Tredegar Corp. ...................................       527
       2    Tupperware Brands Corp. ..........................        50
      11    USEC, Inc. (G)....................................       139
       1    Valmont Industries, Inc. .........................        78
      11    Watts Water Technologies, Inc. ...................       452
                                                                --------
                                                                   8,984
                                                                --------
            CAPITAL GOODS -- 6.0%
       5    ACCO Brands Corp. (D)(G)..........................       130
      10    Asyst Technologies, Inc. (D)......................        73
       8    Axcelis Technologies, Inc. (D)(G).................        48
      --    Blyth, Inc. (G)...................................         6
       1    Cascade Corp. ....................................        37
      49    Clarcor, Inc. (G).................................     1,650
      29    Hexcel Corp. (D)(G)...............................       500
       1    Imation Corp. ....................................        37
      --    Jakks Pacific, Inc. (D)...........................         9
       2    K & F Industries Holdings, Inc. (D)(G)............        36
      31    K2, Inc. (D)(G)...................................       409
       2    Kadant, Inc. (D)(G)...............................        56
       1    Kaman Corp. ......................................        18
      --    Leapfrog Enterprises, Inc. (D)(G).................         4
      26    Lincoln Electric Holdings, Inc. ..................     1,565
       8    MKS Instruments, Inc. (D)(G)......................       190
       3    Modine Manufacturing Co. .........................        63
      --    Nacco Industries, Inc. Class A....................        41
       3    Nordson Corp. ....................................       149
       3    Orbital Sciences Corp. (D)........................        46
      11    RC2 Corp. (D).....................................       484

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            CAPITAL GOODS -- (CONTINUED)
       2    SauerDanfoss, Inc. ...............................  $     52
       4    Steinway Musical Instruments (D)..................       115
      --    Tennant Co. ......................................         6
       4    Universal Compression Holdings, Inc. (D)(G).......       236
       1    Varian Semiconductor Equipment Associates, Inc.
              (D).............................................        36
       3    Woodward Governor Co. ............................       115
                                                                --------
                                                                   6,111
                                                                --------
            CONSUMER CYCLICAL -- 11.9%
       6    99 Cents Only Stores (D)(G).......................        78
       1    A.M. Castle & Co. (G).............................        20
      10    Adaptec, Inc. (D).................................        46
      21    Adesa, Inc. ......................................       583
       2    AFC Enterprises, Inc. (D)(G)......................        41
      25    Aftermarket Technology Corp. (D)..................       541
       2    Agilysys, Inc. ...................................        33
      20    Alliance One International, Inc. #................       143
       1    AMREP Corp. (G)...................................        61
      --    Ariba, Inc. (D)...................................         3
       5    Arvinmeritor, Inc. (G)............................        93
      --    Asbury Automotive Group...........................         7
      12    Big Lots, Inc. (D)#...............................       264
       3    Blockbuster, Inc. Class A.........................        17
       1    BlueLinx Holdings, Inc. (G).......................         7
       5    BorgWarner, Inc. .................................       319
       3    Brown Shoe Co., Inc. .............................       141
      --    Building Material Holding Corp. (G)...............         5
       1    CEC Entertainment, Inc. (D).......................        56
       4    Charming Shoppes, Inc. (D)........................        55
      35    Cherokee, Inc. ...................................     1,515
       7    Chiquita Brands International, Inc. (G)...........       117
       1    Columbia Sportswear Co. (D)(G)....................        56
       1    Commercial Vehicles Group, Inc. (D)...............        11
       1    Compx International, Inc. ........................        10
       3    CSK Auto Corp. (D)(G).............................        43
       3    Domino's Pizza, Inc. .............................        76
       4    Dycom Industries, Inc. (D)(G).....................        87
       3    EMCOR Group, Inc. (D).............................       193
      19    Fred's, Inc. (G)..................................       229
      14    Fresh Del Monte Produce, Inc. ....................       209
       9    FTD Group, Inc. (D)...............................       163
       4    Granite Construction, Inc. .......................       176
       3    Group 1 Automotive, Inc. (G)......................       155
      34    Huttig Building Products, Inc. (D)................       180
       6    Insight Enterprises, Inc. (D)(G)..................       121
       2    Jack in the Box, Inc. (D).........................       134
       1    Jo-Ann Stores, Inc. (D)...........................        15
       3    Kellwood Co. (G)..................................        88
       7    Kimball International, Inc. ......................       163
       3    Lear Corp. .......................................        83
       7    Maidenform Brands, Inc. (D).......................       132
      51    McGrath RentCorp..................................     1,553
       1    Meritage Homes Corp. (D)(G).......................        38
       3    Navistar International Corp. (D)(G)...............        84
       4    Papa John's International, Inc. (D)(G)............       128

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP VALUE HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            CONSUMER CYCLICAL -- (CONTINUED)
       7    Payless ShoeSource, Inc. (D)......................  $    243
      13    Performance Food Group Co. (D)(G).................       346
       1    Perini Corp. (D)..................................        31
       1    Phillips-Van Heusen Corp. ........................        70
      --    Scansource, Inc. (D)(G)...........................         6
      14    School Specialty, Inc. (D)(G).....................       540
       3    Smart & Final, Inc. (D)...........................        49
       1    Stride Rite Corp. (G).............................        15
       4    Syms Corp. (D)....................................        70
       2    Systemax, Inc. (D)(G).............................        26
       1    The Buckle, Inc. (G)..............................        66
      11    United Stationers, Inc. (D)(G)....................       518
       6    Visteon Corp. (D)(G)..............................        53
       5    Warnaco Group, Inc. (D)(G)........................       135
       6    Wolverine World Wide, Inc. (G)....................       168
      36    World Fuel Services Corp. (G).....................     1,618
      --    Zale Corp. (D)(G).................................         6
                                                                --------
                                                                  12,232
                                                                --------
            CONSUMER STAPLES -- 2.2%
       4    Boston Beer Co., Inc. Class A (D).................       126
      20    Chattem, Inc. (D)(G)..............................     1,002
       5    Diamond Foods, Inc. ..............................        97
       2    Gold Kist, Inc. (D)...............................        36
      --    Hain Celestial Group, Inc. (D)(G).................         9
      14    J&J Snack Foods Corp. ............................       559
       4    M & F Worldwide Corp. (D)(G)......................       104
       2    Reddy Ice Holdings, Inc. .........................        39
      --    Seaboard Corp. (G)................................       177
       2    TreeHouse Foods, Inc. (D).........................        56
                                                                --------
                                                                   2,205
                                                                --------
            ENERGY -- 4.0%
       4    Bill Barrett Corp. (D)(G).........................       114
       2    Callon Petroleum Corp. (D)........................        35
      50    Crosstex Energy, Inc. ............................     1,588
       5    Exco Resources, Inc. (D)(G).......................        83
       4    Harvest Natural Resources, Inc. (D)(G)............        39
      --    Houston Exploration Co. (D).......................         5
       3    Laclede Group, Inc. (G)...........................       119
      12    New Jersey Resources Corp. (G)....................       559
       6    Newpark Resources, Inc. (D).......................        40
       1    Nicor, Inc. (G)...................................        37
       5    Northwest Natural Gas Co. ........................       204
      --    Penn Virginia Corp. ..............................        28
      15    Quicksilver Resources, Inc. (D)(G)................       549
       6    Rosetta Resources, Inc. (D)(G)....................       110
       2    South Jersey Industries, Inc. ....................        63
       6    Southwest Gas Corp. ..............................       230
       1    Stone Energy Corp. (D)(G).........................        32
       2    Swift Energy Co. (D)..............................        94
       4    WGL Holdings, Inc. (G)............................       130
                                                                --------
                                                                   4,059
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- 27.8%
       2    21st Century Insurance Group (G)..................  $     28
       1    Accredited Home Lenders (D)(G)....................        25
       6    Affirmative Insurance Holdings....................        93
       4    Alfa Corp. (G)....................................        70
      --    AMCORE Financial, Inc. (G)........................        13
      37    American Capital Strategies Ltd. .................     1,698
       1    American Equity Investment Life Holding Co. (G)...         7
      12    American Financial Realty Trust...................       138
       6    American Home Mortgage Investment Corp. ..........       193
       2    American Physicians Capital, Inc. (D).............        68
       3    Amerigroup Corp. (D)..............................        93
      14    Anthracite Capital, Inc. .........................       173
       1    Anworth Mortgage Asset Corp. .....................        10
       3    Apollo Investment Corp. (G).......................        72
       2    Arbor Realty Trust................................        60
       1    Argonaut Group, Inc. (D)..........................        17
       2    Avatar Holdings, Inc. (D)(G)......................       170
       2    Bancfirst Corp. (G)...............................       108
       4    Bank of Granite Corp. ............................        83
       1    Banner Corp. (G)..................................        22
      19    Boston Private Financial Holdings, Inc. (G).......       528
      --    Camden National Corp. (G).........................         5
       2    Capital Lease Fund................................        27
       4    Capital Trust, Inc. ..............................       190
       2    Capitol Bancorp Ltd. .............................       102
      59    Cathay General Bancorp (G)........................     2,031
       1    Chemical Financial Corp. .........................        17
       3    Chittenden Corp. (G)..............................        92
       8    Citizens Banking Corp. (G)........................       199
      --    City Holding Co. .................................         4
       1    Clark, Inc. ......................................        10
       2    Community Banks, Inc. (G).........................        44
       1    Community Trust Bancorp, Inc. ....................        21
       1    CompuCredit Corp. (D)(G)..........................        32
      32    Corus Bankshares, Inc. (G)........................       727
      14    CVB Financial Corp. (G)...........................       199
      12    Diamondrock Hospitality #.........................       213
       3    Dime Community Bancshares.........................        35
       6    Direct General Co. ...............................       118
       5    Doral Financial Corp. ............................        15
       1    Education Realty Trust, Inc. .....................        21
      27    Entertainment Properties Trust (G)................     1,572
       5    Equity Inns, Inc. (G).............................        75
       5    FBL Financial Group Class A.......................       180
       9    Felcor Lodging Trust, Inc. #......................       199
      16    Fieldstone Investment Corp. (G)...................        72
      25    Financial Federal Corp. (G).......................       735
      11    First BanCorp Puerto Rico.........................       109
       7    First Charter Corp. ..............................       177
      --    First Commonwealth Financial Corp. (G)............         3
       3    First Indiana Corp. ..............................        71
       5    First Industrial Realty Trust, Inc. (G)...........       249
       3    First Merchants Corp. ............................        82
       3    First Midwest Bancorp, Inc. (G)...................       108
       8    First Niagara Financial Group, Inc. ..............       114

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            FINANCE -- (CONTINUED)
       5    First Place Financial (G).........................  $    108
      15    First Republic Bank (G)...........................       574
       5    First Source Corp. (G)............................       173
      --    FirstFed Financial Corp. (D)(G)...................        20
      10    FNB Corp. (G).....................................       188
       4    Franklin Bank Corp. (D)...........................        86
       6    Gramercy Capital Corp. ...........................       185
       3    Great Southern Bancorp, Inc. (G)..................        89
       2    Harleysville Group, Inc. .........................        80
      10    Highland Hospitality Corp. (G)....................       141
      --    Highwoods Properties, Inc. .......................         4
       3    Horace Mann Educators Corp. ......................        59
       2    Horizon Financial Corp. ..........................        54
      12    Impac Mortgage Holdings, Inc. (G).................       101
       5    Independent Bank Corp. (G)........................       134
      12    Infinity Property & Casualty Corp. ...............       600
       4    Innkeepers USA Trust..............................        68
       6    Integra Bank Corp. ...............................       173
       8    Irwin Financial Corp. (G).........................       172
       3    ITLA Capital Corp. ...............................       174
       8    JER Investors Trust, Inc. (G).....................       167
       2    Kite Realty Group Trust...........................        39
       1    Knight Capital Group, Inc. (D)(G).................        25
       9    LaBranche & Co., Inc. (D)(G)......................        86
       5    MAF Bancorp, Inc. ................................       219
       2    MainSource Financial Group, Inc. (G)..............        37
       2    Marlin Business Services Corp. (D)................        55
     102    MCG Capital Corp. ................................     2,069
      12    Medical Properties Trust, Inc. ...................       185
       5    MFA Mortgage Investments, Inc. ...................        39
       1    Midland Co. ......................................        59
      37    National Financial Partners Corp. (G).............     1,618
       2    National Health Investors, Inc. ..................        66
       2    Nationwide Health Properties, Inc. ...............        57
       5    NetBank, Inc. (G).................................        21
      10    Newalliance Bancs (G).............................       157
       2    Newcastle Investment Corp. .......................        50
       7    NGP Capital Resources Co. (G).....................       124
       1    Novastar Financial, Inc. .........................        19
       3    NYMAGIC, Inc. ....................................       106
      14    Oceaneering International, Inc. (D)...............       540
       5    Odyssey Re Holdings Corp. (G).....................       172
      11    Old National Bankcorp (G).........................       206
       4    Omega Financial Corp. (G).........................       112
      --    Omega Healthcare Investors........................         2
       1    Pacific Capital Bancorp...........................        34
       8    Partners Trust Financial Group, Inc. .............        94
       5    Penn Real Estate Investment Trust.................       197
       2    Peoples Bancorp, Inc. ............................        59
      15    Phoenix Cos. .....................................       237
       1    Piper Jaffray Cos. (D)............................        52
       6    PMA Capital Corp. Class A (D).....................        57
      14    Prosperity Bancshares, Inc. (G)...................       493
       3    Provident Bankshares Corp. .......................        93
       7    Provident Financial Services, Inc. ...............       131

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
      10    R&G Financial Corp. Class B.......................  $     76
       5    Ramco-Gershenson Properties Trust (G).............       179
       1    Renasant Corp. (G)................................        40
       2    Rent-A-Center, Inc. (D)...........................        71
       5    Republic Bancorp, Inc. ...........................        66
       9    Resource Capital Corp. (G)........................       154
       1    Sandy Spring Bancorp, Inc. .......................        50
       3    Santander BanCorp.................................        61
       1    SCBT Financial Corp. (G)..........................        21
      13    Selective Insurance Group.........................       768
      10    Senior Housing Properties Trust...................       240
       3    Simmons First National Corp. (G)..................       107
      10    StanCorp Financial Group, Inc. ...................       437
       1    State Auto Financial Corp. .......................        28
       4    Sterling Bancshares, Inc. (G).....................        57
       9    Stewart Information Services Corp. (G)............       403
      --    Sunstone Hotel Investors, Inc. ...................         3
      33    Superior Bancorp (D)(G)...........................       369
       5    Susquehanna Bancshares, Inc. (G)..................       124
       1    SWS Group, Inc. ..................................        39
       9    Symmetricom, Inc. (D)(G)..........................        80
      --    TierOne Corp. ....................................        13
       3    Triad Guaranty, Inc. (D)(G).......................       143
       7    Trustmark Corp. (G)...............................       222
       4    Trustreet Properties, Inc. .......................        71
       1    Union Bankshares Corp. (G)........................        18
       4    United Bankshares, Inc. (G).......................       139
      12    United Community Financial (G)....................       152
       2    United Fire & Casualty (G)........................        74
       3    Universal American Financial Corp. (D)(G).........        50
      16    UTStarcom, Inc. (D)(G)............................       139
      --    Virginia Financial Group, Inc. ...................         8
      85    W Holding Co., Inc. ..............................       507
       3    Waddell and Reed Financial, Inc. Class A (G)......        68
      37    Washington Federal, Inc. (G)......................       871
       1    WesBanco, Inc. (G)................................        40
       2    West Coast Bancorp................................        52
      12    Winston Hotels, Inc. (G)..........................       163
                                                                --------
                                                                  28,480
                                                                --------
            HEALTH CARE -- 5.3%
      16    Advanced Medical Optics, Inc. (D)(G)..............       563
      11    Albany Molecular Research, Inc. (D)#..............       111
       3    Alliance Imaging, Inc. (D)(G).....................        21
       3    Alpharma, Inc. Class A............................        60
      --    Applera Corp. -- Celera Group (D).................         6
       5    Apria Healthcare Group, Inc. (D)(G)...............       120
      13    Cooper Companies, Inc. (G)........................       579
       7    Cross Country Healthcare, Inc. (D)................       144
       5    Forrester Research, Inc. (D)......................       138
      10    Healthtronics, Inc. (D)...........................        69
      23    Landauer, Inc. ...................................     1,199
       2    MedCath Corp. (D).................................        57
       1    Nabi Biopharmaceuticals (D).......................         3
       4    NBTY, Inc. (D)....................................       162
       5    NPS Pharmaceuticals, Inc. (D)(G)..................        22

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP VALUE HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
       5    Oakley, Inc. (G)..................................  $     94
      24    Option Care, Inc. (G).............................       335
      10    Par Pharmaceutical Cos., Inc. (D)(G)..............       215
      11    Perrigo Co. (G)...................................       187
       1    PharmaNet Development Group, Inc. (D)(G)..........        26
       9    Prestige Brands Holdings, Inc. (D)................       121
      --    Savient Pharmaceuticals, Inc. (D)(G)..............         1
      18    United Surgical Partners International (D)(G).....       516
       1    ViroPharma, Inc. (D)(G)...........................         7
      21    Young Innovations, Inc. ..........................       686
                                                                --------
                                                                   5,442
                                                                --------
            SERVICES -- 15.7%
      85    ABM Industries, Inc. #(G).........................     1,932
       8    American Greetings Corp. Class A (G)..............       196
       2    Ameristar Casinos, Inc. (G).......................        65
      15    Avid Technology, Inc. (D)(G)......................       559
      17    Business Objects S.A. ADR (D)(G)..................       682
      11    Carmike Cinemas, Inc. (G).........................       214
       9    Central European Media Enterprises Ltd. (D).......       651
       4    CIBER, Inc. (D)...................................        29
      11    Citadel Broadcasting Corp. (G)....................       107
      29    Computer Services, Inc. ..........................       858
       2    Consolidated Graphics, Inc. (D)...................       106
      39    Corinthian Colleges, Inc. (D)(G)..................       532
       2    Covansys Corp. (D)(G).............................        44
      12    Cox Radio, Inc. Class A (D)#......................       189
       1    Cumulus Media, Inc. Class A (D)(G)................         7
       6    Dendrite International, Inc. (D)..................        61
       3    Dynamex, Inc. (D).................................        72
       4    Entercom Communications Corp. (G).................       110
       4    Entravision Communications Corp. Class A (D)(G)...        32
       5    Foundry Networks, Inc. (D)........................        73
       6    FTI Consulting, Inc. (D)(G).......................       173
       5    G & K Services, Inc. Class A......................       202
      21    Gartner, Inc. Class A (D).........................       416
       4    Global Imaging Systems, Inc. (D)..................        83
       1    Gray Television, Inc. ............................         4
       1    Great Wolf Resorts, Inc. (D)......................        11
       7    Harsco Corp. .....................................       525
       2    Healthspring, Inc. (D)............................        35
       1    Heidrick & Struggles International, Inc. (D)......        25
      66    Inter-Tel, Inc. (G)...............................     1,463
       1    John H. Harland Co. ..............................        65
       4    Journal Register Co. .............................        30
       3    Lakes Entertainment, Inc. (D)(G)..................        37
       4    Lee Enterprises, Inc. (G).........................       118
       7    Lin TV Corp. (D)..................................        69
       1    Lodgian, Inc. (D)(G)..............................         8
       2    Macrovision Corp. (D).............................        51
      24    Manhattan Associates, Inc. (D)....................       725
       5    McDATA Corp. Class A (D)(G).......................        28
       1    Mentor Graphics Corp. (D)(G)......................         9
       9    MPS Group, Inc. (D)...............................       125
      29    Navigant Consulting, Inc. (D)(G)..................       573

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            SERVICES -- (CONTINUED)
       8    Netscout Systems, Inc. (D)........................  $     65
       6    Opnet Technologies, Inc. (D)(G)...................        84
       5    Perot Systems Corp. Class A (D)...................        80
       2    ProQuest Co. (D)(G)...............................        23
      27    Radio One, Inc. Class D (D).......................       179
       2    Reader's Digest Association, Inc. (G).............        35
       1    Regis Corp. (G)...................................        24
       4    SafeNet, Inc. (D)(G)..............................        93
      15    Saga Communications, Inc. Class A (D).............       139
       6    Scholastic Corp. (D)(G)...........................       201
      12    Spherion Corp. (D)................................        85
       1    Standard Parking Corp. (D)(G).....................        31
      26    Stewart Enterprises, Inc. ........................       163
      64    Syntel, Inc. (G)..................................     1,721
       8    Tetra Technologies, Inc. (D)......................       136
       7    Ulticom, Inc. (D).................................        69
      14    Unifirst Corp. ...................................       538
      67    Unisys Corp. (D)(G)...............................       525
       1    Vail Resorts, Inc. (D)(G).........................        31
       2    Veritas DGC, Inc. (D)(G)..........................       180
       5    Viad Corp. .......................................       203
       1    Volt Information Sciences, Inc. (D)(G)............        45
       1    Watson Wyatt Worldwide, Inc. .....................        50
       2    Wright Express Corp. (D)..........................        72
                                                                --------
                                                                  16,066
                                                                --------
            TECHNOLOGY -- 8.3%
       1    A.O. Smith Corp. .................................        34
       3    Actel Corp. (D)...................................        53
       3    Advanced Energy Industries, Inc. (D)..............        49
      12    AMETEK, Inc. .....................................       373
      10    AMIS Holdings, Inc. (D)(G)........................       103
       3    Aspen Technology, Inc. (D)(G).....................        36
       2    Avocent Corp. (D).................................        58
       5    Belden CDT, Inc. (G)..............................       211
      19    Benchmark Electronics, Inc. (D)...................       451
       2    Bio-Rad Laboratories, Inc. Class A (D)............       157
      14    Brocade Communications Systems, Inc. (D)#(G)......       116
       2    Checkpoint Systems, Inc. (D)(G)...................        34
      35    Cincinnati Bell, Inc. (D).........................       160
      --    Cirrus Logic, Inc. (D)............................         3
      16    Coherent, Inc. (D)................................       518
       1    Commonwealth Telephone Enterprise, Inc. ..........        33
       9    Consolidated Communications Holdings, Inc. .......       180
       3    CSG Systems International, Inc. (D)(G)............        88
       9    CTS Corp. (G).....................................       143
       6    Cubic Corp. (G)...................................       120
       1    Deluxe Corp. .....................................        35
       7    Digi International, Inc. (D)......................        90
       2    Eagle Test Systems, Inc. (D)......................        34
       4    Electronics for Imaging, Inc. (D)(G)..............       114
       5    Emulex Corp. (D)..................................       103
       8    Extreme Networks, Inc. (D)........................        32
       1    FairPoint Communications, Inc. (G)................        13
       1    General Cable Corp. (D)(G)........................        22
      53    General Communication, Inc. Class A (D)...........       827

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
       3    Genesis Microchip, Inc. (D).......................  $     27
      --    Golden Telecom, Inc. (G)..........................         9
       1    GrafTech International Ltd. (D)...................         8
      12    Harris Interactive, Inc. (D)......................        58
      13    Hyperion Solutions Corp. (D)......................       449
       3    IHS, Inc. (D).....................................       114
       3    Infospace, Inc. (D)(G)............................        64
       1    Input/Output, Inc. (D)(G).........................         7
       3    Interactive Data Corp. (D)(G).....................        82
      --    Interwoven, Inc. (D)..............................         4
       4    iPass, Inc. (D)(G)................................        21
      11    Kopin Corp. (D)(G)................................        41
       1    Lattice Semiconductor Corp. (D)(G)................         8
       2    Littelfuse, Inc. (D)..............................        64
      21    LoJack Corp. (D)(G)...............................       359
      10    Magma Design Automation, Inc. (D)(G)..............        93
      36    Msc.Software Corp. (D)............................       548
       2    NetRatings, Inc. (D)..............................        28
       3    Newport Corp. (D)(G)..............................        59
       5    Palm, Inc. (D)(G).................................        70
       5    Pegasystems, Inc. (G).............................        50
       4    Pericom Semiconductor Corp. (D)...................        49
       4    Polycom, Inc. (D).................................       130
      13    Quantum Corp. (D).................................        30
       2    Regal-Beloit Corp. (G)............................        95
       9    Roper Industries, Inc. ...........................       452
      18    Schwak, Inc. (G)..................................       342
      24    Silicon Storage Technology, Inc. (D)..............       107
       9    SonicWALL, Inc. (D)...............................        76
       6    Spectrum Brands, Inc. (D)(G)......................        61
       2    Staktek Holdings, Inc. (D)........................        11
       1    Standard Microsystems Corp. (D)(G)................        14
       9    Sybase, Inc. (D)..................................       212
      13    Sycamore Networks, Inc. (D).......................        47
       1    Syniverse Holdings, Inc. (D)(G)...................         9
       2    Technitrol, Inc. (G)..............................        36
       1    Techwell, Inc. (D)................................        14
      10    TriQuint Semiconductor, Inc. (D)(G)...............        44
       4    TTM Technologies, Inc. (D)........................        40
       4    USA Mobility, Inc. ...............................        83
       4    Varian, Inc. (D)(G)...............................       184
       2    Vignette Corp. (D)................................        27
      --    Volcano Corp. (D).................................         7
       4    Zoran Corp. (D)...................................        54
                                                                --------
                                                                   8,477
                                                                --------
            TRANSPORTATION -- 3.5%
       4    ExpressJet Holdings, Inc. (D)(G)..................        33
       4    Gulfmark Offshore, Inc. (D).......................       165
       5    Heartland Express, Inc. (G).......................        77
       6    Horizon Lines, Inc. Class A.......................       162
      48    Landstar System, Inc. ............................     1,825
       1    Republic Airways Holdings, Inc. (D)...............        13
       5    SIRVA, Inc. (D)(G)................................        17

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            TRANSPORTATION -- (CONTINUED)
       1    SkyWest, Inc. (G).................................  $     20
       8    Thor Industries, Inc. (G).........................       334
       9    Tsakos Energy Navigation Ltd. (G).................       422
      16    USA Truck, Inc. (D)...............................       249
       9    Winnebago Industries, Inc. (G)....................       290
                                                                --------
                                                                   3,607
                                                                --------
            UTILITIES -- 2.4%
       1    Black Hills Corp. ................................        52
       1    CH Energy Group (G)...............................        26
       3    Duquesne Light Holdings, Inc. (G).................        66
      83    Dynegy, Inc. (D)(G)...............................       597
       2    El Paso Electric Co. (D)(G).......................        39
       1    Empire District Electric Co. .....................        17
       4    IDACORP, Inc. ....................................       151
      14    ITC Holdings Corp. ...............................       543
      28    Pike Electric Corp. (D)...........................       457
       8    PNM Resources, Inc. (G)...........................       258
      10    Westar Energy, Inc. (G)...........................       260
                                                                --------
                                                                   2,466
                                                                --------
            Total common stock
              (cost $89,321)..................................  $ 98,129
                                                                --------
EXCHANGE-TRADED FUNDS -- 1.3%
            INVESTMENT POOLS AND FUNDS -- 1.3%
      17    iShares Russell 2000 Value Index Fund (G).........  $  1,320
                                                                --------
            Total exchange traded funds
              (cost $1,322)...................................  $  1,320
                                                                --------
            Total long-term investments
              (cost $90,643)..................................  $ 99,449
                                                                --------
SHORT-TERM INVESTMENTS -- 29.5%
            INVESTMENT POOLS AND FUNDS -- 2.3%
     798    Federated Investors Prime Obligations Fund........  $    798
   1,576    State Street Bank Money Market Fund...............     1,576
                                                                --------
                                                                   2,374
                                                                --------
PRINCIPAL
 AMOUNT
---------
            FINANCE -- 1.4%
 $ 1,450    UBS Securities, LLC,
              5.27%, 01/02/2007...............................     1,450
                                                                --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 25.8%
  26,430    Navigator Prime Portfolio.........................  $ 26,430
                                                                --------
            Total short-term investments
              (cost $30,254)..................................  $ 30,254
                                                                --------
            Total investments in securities
              (cost $120,897) (C).............................  $129,703
                                                                ========

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP VALUE HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.67% of total net assets at December 31, 2006.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $120,938 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.....................................  $11,837
      Unrealized depreciation.....................................   (3,072)
                                                                    -------
      Net unrealized appreciation.................................  $ 8,765
                                                                    =======

  (D)Currently non-income producing.

 (G) Security is partially on loan at December 31, 2006.

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

     FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                    UNREALIZED
                             NUMBER OF                             APPRECIATION
      DESCRIPTION            CONTRACTS*   POSITION   EXPIRATION   (DEPRECIATION)
      -----------            ----------   --------   ----------   --------------
      Russell 2000 Mini          10         Long     March 2007        $10
                                                                       ===

     Cash of $30 was pledged as initial margin deposit for open futures contracts at December 31, 2006.

     * The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 99.8%
            BASIC MATERIALS -- 5.1%
   2,932    Alcoa, Inc. ......................................  $   87,995
     744    Cameco Corp. .....................................      30,075
   1,460    Companhia Vale do Rio Doce ADR (G)................      43,412
     940    Dow Chemical Co. .................................      37,532
     537    E.I. DuPont de Nemours & Co. .....................      26,152
     993    Mittal Steel Co. (G)..............................      41,876
                                                                ----------
                                                                   267,042
                                                                ----------
            CAPITAL GOODS -- 2.6%
     982    American Standard Cos., Inc. .....................      45,039
     597    Boeing Co. .......................................      53,011
     425    Deere & Co. (G)...................................      40,376
                                                                ----------
                                                                   138,426
                                                                ----------
            CONSUMER CYCLICAL -- 8.9%
   1,212    Altria Group, Inc. ...............................     104,048
   2,837    Circuit City Stores, Inc. ........................      53,848
   2,006    D.R. Horton, Inc. ................................      53,136
   1,317    eBay, Inc. (D)....................................      39,593
   1,415    Gap, Inc. ........................................      27,601
   1,228    Home Depot, Inc. .................................      49,297
   1,065    Lowe's Cos, Inc. .................................      33,181
     407    Toyota Motor Corp. (A)............................      27,266
   1,740    Wal-Mart Stores, Inc. ............................      80,353
                                                                ----------
                                                                   468,323
                                                                ----------
            CONSUMER STAPLES -- 6.2%
     399    Bunge Ltd. .......................................      28,961
     429    Clorox Co. .......................................      27,514
       6    Japan Tobacco, Inc. (A)...........................      28,068
   1,329    PepsiCo, Inc. ....................................      83,104
   1,334    Procter & Gamble Co. (G)..........................      85,730
   1,224    Tyson Foods, Inc. Class A.........................      20,128
   1,969    Unilever N.V. NY Shares...........................      53,663
                                                                ----------
                                                                   327,168
                                                                ----------
            ENERGY -- 6.2%
     310    CNOOC Ltd. ADR....................................      29,297
   1,215    EnCana Corp. .....................................      55,829
   1,130    ExxonMobil Corp. .................................      86,592
   2,651    Halliburton Co. ..................................      82,310
     905    Occidental Petroleum Corp. .......................      44,201
      66    Ultra Petroleum Corp (D)..........................       3,161
     520    XTO Energy, Inc. (G)..............................      24,476
                                                                ----------
                                                                   325,866
                                                                ----------
            FINANCE -- 22.4%
   2,815    Aegon N.V. (A)....................................      53,425
   4,575    Akbank T.A.S (A)..................................      27,452
   1,850    American International Group, Inc. ...............     132,578
   2,317    Bank of America Corp. ............................     123,679
   1,147    Bank of New York Co., Inc. .......................      45,142
     638    Capital One Financial Corp. ......................      49,011
   2,777    Citigroup, Inc. ..................................     154,706
   1,641    Countrywide Financial Corp. (G)...................      69,673
   2,055    E*Trade Financial Corp. (D).......................      46,065

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
     613    Federal Home Loan Mortgage Corp. .................  $   41,589
     532    ING Groep N.V.-Sponsored ADR (G)..................      23,507
       5    Mitsubishi UFJ Financial Group, Inc. (A)..........      56,620
     325    Muenchener Rueckversicherungs-Gesellschaft AG
              (A).............................................      55,672
     898    State Street Corp. ...............................      60,534
   1,708    UBS AG............................................     103,069
   1,976    UnitedHealth Group, Inc. .........................     106,154
   1,377    Western Union Co..................................      30,875
                                                                ----------
                                                                 1,179,751
                                                                ----------
            HEALTH CARE -- 10.2%
   1,479    Abbott Laboratories...............................      72,037
   3,709    Boston Scientific Corp. (D).......................      63,724
   2,808    Bristol-Myers Squibb Co. (G)......................      73,909
     355    Cardinal Health, Inc. (G).........................      22,873
   3,387    Elan Corp. plc ADR (D)(G).........................      49,954
   1,642    Eli Lilly & Co. (G)...............................      85,522
   1,726    Sanofi-Aventis S.A. ADR (G).......................      79,699
   2,309    Schering-Plough Corp. ............................      54,573
   1,668    Shionogi & Co., Ltd. (A)..........................      32,758
                                                                ----------
                                                                   535,049
                                                                ----------
            SERVICES -- 8.9%
   1,394    Accenture Ltd. Class A............................      51,473
     450    Fluor Corp. ......................................      36,710
     624    Monster Worldwide, Inc. (D).......................      29,117
   5,308    Sun Microsystems, Inc. (D)........................      28,769
   2,226    Time Warner, Inc. ................................      48,474
   1,616    United Parcel Service, Inc. Class B...............     121,190
   1,493    Viacom, Inc. Class B (D)(G).......................      61,270
   1,116    Walt Disney Co. ..................................      38,239
   3,671    XM Satellite Radio Holdings, Inc. Class A
              (D)(G)..........................................      53,046
                                                                ----------
                                                                   468,288
                                                                ----------
            TECHNOLOGY -- 28.3%
   1,138    Adobe Systems, Inc. (D)...........................      46,774
   3,664    AT&T, Inc. (G)....................................     130,988
   1,499    Broadcom Corp. Class A (D)........................      48,430
   4,865    Cisco Systems, Inc. (D)...........................     132,961
   2,635    Corning, Inc. (D).................................      49,307
   7,551    EMC Corp. (D).....................................      99,677
   4,016    First Data Corp. .................................     102,496
   4,115    Flextronics International Ltd. (D)................      47,240
   6,823    General Electric Co. .............................     253,880
     177    Google, Inc. (D)..................................      81,505
   2,358    Maxim Integrated Products, Inc. (G)...............      72,211
   2,290    Medtronic, Inc. ..................................     122,527
   2,713    Microsoft Corp. (G)...............................      81,022
   1,016    Motorola, Inc. ...................................      20,893
   1,027    Sharp Corp. (A)(G)................................      17,658
   4,207    Sprint Nextel Corp. ..............................      79,474
   1,523    Texas Instruments, Inc. ..........................      43,868
   2,153    Yahoo!, Inc. (D)..................................      54,998
                                                                ----------
                                                                 1,485,909
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD STOCK HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            UTILITIES -- 1.0%
   2,374    British Energy Group PLC (D)(A)...................  $   25,163
     195    E.On AG (A).......................................      26,281
                                                                ----------
                                                                    51,444
                                                                ----------
            Total common stock
              (cost $4,839,704)...............................  $5,247,266
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 0.5%
            REPURCHASE AGREEMENTS -- 0.2%
 $ 2,020    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $    2,020
   2,785    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................       2,785
      30    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................          30
   1,743    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................       1,743
     595    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................         595
   1,744    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................       1,744
                                                                ----------
                                                                     8,917
                                                                ----------
                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 0.3%
  17,647    Navigator Prime Portfolio.........................  $   17,647
                                                                ----------
            Total short-term investments
              (cost $26,564)..................................  $   26,564
                                                                ----------
            Total investments in securities
              (cost $4,866,268) (C)...........................  $5,273,830
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 16.43% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $350,363, which represents 6.66% of total net assets.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $4,908,556 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $ 509,490
      Unrealized depreciation.......................   (144,216)
                                                      ---------
      Net unrealized appreciation...................  $ 365,274
                                                      =========

  (D)Currently non-income producing.

 (G) Security is partially on loan at December 31, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
MUNICIPAL BONDS -- 0.2%
            GENERAL OBLIGATIONS -- 0.2%
$   7,325   Oregon School Boards Association, Taxable Pension,
              4.76%, 06/30/2028...............................  $    6,651
                                                                ----------
            HOUSING (HFA'S, ETC.) -- 0.0%
      275   Industry Urban DA,
              6.10%, 05/01/2024...............................         282
                                                                ----------
            Total municipal bonds
              (cost $7,606)...................................  $    6,933
                                                                ----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 17.6%
            FINANCE -- 17.3%
    9,450   ACT Depositor Corp.,
              5.47%, 09/22/2041 (I)(L)........................  $    9,114
    8,763   AmeriCredit Automobile Receivables Trust,
              5.20%, 03/06/2011...............................       8,750
  256,064   Banc of America Commercial Mortgage, Inc.,
              4.08%, 12/10/2042 (P)#..........................       4,946
    2,695   Banc of America Commercial Mortgage, Inc.,
              4.43%, 11/10/2039...............................       2,603
  101,748   Banc of America Commercial Mortgage, Inc.,
              4.52%, 09/11/2036 (I)(P)........................       3,457
   20,180   Banc of America Commercial Mortgage, Inc.,
              5.31%, 10/10/2045...............................      20,226
   15,160   Banc of America Commercial Mortgage, Inc.,
              5.32%, 09/10/2047...............................      15,200
   15,300   Banc of America Commercial Mortgage, Inc.,
              5.52%, 07/10/2046 (L)...........................      15,467
   19,220   Banc of America Commercial Mortgage, Inc.,
              6.01%, 07/10/2044 (L)...........................      20,000
    5,880   Banc of America Securities Auto Trust,
              4.49%, 02/18/2013...............................       5,793
    4,200   Bank One Issuance Trust,
              4.77%, 02/16/2016...............................       4,038
    1,243   Bear Stearns Commercial Mortgage Securities, Inc.,
              2.96%, 08/13/2039...............................       1,212
   75,139   Bear Stearns Commercial Mortgage Securities, Inc.,
              4.07%, 07/11/2042 (P)#..........................       2,493
   58,968   Bear Stearns Commercial Mortgage Securities, Inc.,
              4.12%, 11/11/2041 (P)#..........................       1,663
  132,676   Bear Stearns Commercial Mortgage Securities, Inc.,
              5.50%, 02/11/2041 (I)(P)........................       2,222

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
$  15,790   Bear Stearns Commercial Mortgage Securities, Inc.,
              5.58%, 09/11/2041...............................  $   16,026
    2,950   Capital Auto Receivables Asset Trust,
              5.77%, 05/20/2010 (I)...........................       2,957
    3,850   Capital Auto Receivables Asset Trust,
              6.15%, 04/20/2011 (I)...........................       3,858
    5,860   Capital One Auto Finance Trust,
              4.32%, 05/15/2010#..............................       5,799
   66,452   CBA Commercial Small Balance Commercial Mortgage,
              7.00%, 07/25/2035 (I)(P)#.......................       3,260
   49,297   CBA Commercial Small Balance Commercial Mortgage,
              7.00%, 06/25/2038 (I)(P)........................       3,240
   12,560   Citibank Credit Card Issuance Trust,
              5.70%, 05/15/2013...............................      12,637
    8,050   Citigroup Commercial Mortgage Trust,
              5.25%, 04/15/2040...............................       8,048
   19,950   Citigroup Commercial Mortgage Trust,
              5.43%, 10/15/2049...............................      20,046
   18,500   Citigroup Commercial Mortgage Trust,
              5.91%, 03/15/2049 (L)...........................      19,076
    3,350   Connecticut RRB Special Purpose Trust CL&P,
              6.21%, 12/30/2011...............................       3,454
      631   Conseco Finance Securitizations Corp.,
              5.79%, 05/01/2033...............................         631
    1,753   Countrywide Asset-Backed Certificates,
              5.46%, 07/25/2035...............................       1,735
    7,816   Credit Suisse Mortgage Capital Certificates,
              6.02%, 06/15/2038 (L)...........................       8,120
    1,934   CS First Boston Mortgage Securities Corp.,
              2.08%, 05/15/2038...............................       1,885
  240,946   CS First Boston Mortgage Securities Corp.,
              4.39%, 07/15/2037 (I)(P)........................       6,350
    1,835   CS First Boston Mortgage Securities Corp.,
              4.51%, 07/15/2037...............................       1,794
   15,300   CS First Boston Mortgage Securities Corp.,
              4.69%, 04/15/2037#..............................      14,917
   12,470   DB Master Finance LLC,
              5.78%, 06/20/2031 (I)...........................      12,625
    4,940   Ford Credit Auto Owner Trust,
              5.30%, 06/15/2012...............................       4,940
  344,101   GE Business Loan Trust,
              6.14%, 05/15/2034 (I)(P)........................       3,782
    9,745   GE Business Loan Trust,
              6.35%, 05/15/2034 (I)(L)........................       9,745
   67,318   GMAC Commercial Mortgage Securities, Inc.,
              4.10%, 12/10/2041 (P)...........................       1,513
   11,660   GMAC Commercial Mortgage Securities, Inc.,
              5.24%, 11/10/2045 (L)...........................      11,577
   12,580   GMAC Mortgage Corp. Loan Trust,
              5.75%, 10/25/2036...............................      12,576

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
            FINANCE -- (CONTINUED)
$ 172,686   Goldman Sachs Mortgage Securities Corp. II,
              4.38%, 08/10/2038 (I)(P)........................  $    1,795
    1,718   Green Tree Financial Corp.,
              7.24%, 06/15/2028...............................       1,798
   19,075   Greenwich Capital Commercial Funding Corp.,
              5.12%, 04/10/2037 (L)...........................      19,007
    9,725   Greenwich Capital Commercial Funding Corp.,
              6.11%, 07/10/2038 (L)...........................      10,179
    2,519   Home Equity Asset Trust,
              4.75%, 06/27/2035 (I)...........................       2,453
   11,405   Hyundai Auto Receivables Trust,
              5.19%, 05/15/2013...............................      11,404
    3,180   Hyundai Auto Receivables Trust,
              5.29%, 11/15/2012...............................       3,182
   95,977   JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              3.68%, 01/15/2038 (I)(P)........................       2,837
  281,619   JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              4.07%, 01/15/2042 (P)...........................       4,510
  677,917   JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              4.82%, 08/12/2037 (P)...........................       2,725
   10,420   JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              4.87%, 03/15/2046...............................      10,228
  475,922   JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              5.42%, 05/12/2045 (P)...........................      12,152
    4,140   JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              5.44%, 12/12/2044...............................       4,167
   14,725   JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              5.44%, 05/15/2045 (L)...........................      14,773
   20,090   JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              5.54%, 12/12/2043 (L)...........................      20,183
    5,738   LB-UBS Commercial Mortgage Trust,
              2.72%, 03/15/2027...............................       5,610
   18,200   LB-UBS Commercial Mortgage Trust,
              5.22%, 02/15/2031 (L)...........................      18,010
   14,725   LB-UBS Commercial Mortgage Trust,
              5.41%, 09/15/2039 (L)...........................      14,760
    4,750   LB-UBS Commercial Mortgage Trust,
              5.45%, 11/15/2038 (L)...........................       4,746
   11,890   LB-UBS Commercial Mortgage Trust,
              5.48%, 11/15/2038 (L)...........................      11,898
    6,553   Lehman Brothers Small Balance Commercial,
              5.52%, 09/25/2030...............................       6,531

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
$   5,180   Lehman Brothers Small Balance Commercial,
              5.62%, 09/25/2036 (I)...........................  $    5,204
   13,390   Marlin Leasing Receivables LLC,
              5.33%, 09/16/2013...............................      13,402
    8,110   MBNA Credit Card Master Note Trust,
              4.10%, 10/15/2012...............................       7,882
    5,250   MBNA Credit Card Master Note Trust,
              4.30%, 02/15/2011...............................       5,181
   13,950   MBNA Credit Card Master Note Trust,
              4.50%, 01/15/2013 (G)...........................      13,712
   66,175   Merrill Lynch Mortgage Trust,
              3.96%, 09/12/2041 (I)(P)........................       2,067
    1,834   Merrill Lynch Mortgage Trust,
              4.56%, 06/12/2043...............................       1,795
  247,621   Merrill Lynch Mortgage Trust,
              4.57%, 06/12/2043 (P)...........................       6,574
   14,725   Merrill Lynch/Countrywide Commercial Mortgage
              Trust,
              5.46%, 07/12/2046 (L)...........................      14,775
    9,920   Merrill Lynch/Countrywide Commercial Mortgage
              Trust,
              6.10%, 06/12/2046 (L)...........................      10,367
    2,280   Morgan Stanley Auto Loan Trust,
              5.00%, 03/15/2012 (I)...........................       2,274
    2,751   Morgan Stanley Capital I,
              7.49%, 04/30/2039 (I)(L)........................       2,752
   73,119   Morgan Stanley Dean Witter Capital I,
              0.0001%, 08/25/2032 (D)(H)(A)...................          --
   31,501   Morgan Stanley Dean Witter Capital I,
              8.05%, 08/25/2032 (H)(P)........................         274
    7,100   Navistar Financial Corp. Owner Trust,
              3.53%, 10/15/2012...............................       6,895
    3,775   Popular ABS Mortgage Pass-Through Trust,
              4.75%, 12/25/2034...............................       3,629
    3,180   Popular ABS Mortgage Pass-Through Trust,
              5.42%, 04/25/2035...............................       3,121
    6,625   Providian Gateway Master Trust,
              3.35%, 09/15/2011 (I)...........................       6,530
    7,360   Providian Gateway Master Trust,
              5.90%, 03/15/2015 (L)...........................       7,360
    4,670   Renaissance Home Equity Loan Trust,
              5.36%, 05/25/2035...............................       4,594
    6,480   Renaissance Home Equity Loan Trust,
              5.75%, 05/25/2036 (L)...........................       6,549
    3,250   Residential Asset Mortgage Products, Inc.,
              4.98%, 08/25/2034...............................       3,202
    9,700   Wachovia Auto Loan Owner Trust,
              5.15%, 07/20/2012 (I)...........................       9,690
    9,970   Wachovia Auto Loan Owner Trust,
              5.29%, 06/20/2012 (I)...........................      10,003
   59,751   Wachovia Bank Commercial Mortgage Trust,
              3.65%, 02/15/2041 (I)(P)........................       1,691

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
            FINANCE -- (CONTINUED)
$ 247,163   Wachovia Bank Commercial Mortgage Trust,
              4.48%, 05/15/2044 (I)(P)........................  $    6,357
    1,835   Wachovia Bank Commercial Mortgage Trust,
              4.52%, 05/15/2044...............................       1,793
    8,050   Wachovia Bank Commercial Mortgage Trust,
              4.72%, 01/15/2041...............................       7,897
   15,000   Wachovia Bank Commercial Mortgage Trust,
              5.42%, 01/15/2045 (L)...........................      15,069
   19,430   Wachovia Bank Commercial Mortgage Trust,
              5.77%, 07/15/2045 (L)...........................      19,999
   14,725   Wachovia Bank Commercial Mortgage Trust,
              5.96%, 05/15/2043 (L)...........................      15,221
                                                                ----------
                                                                   706,582
                                                                ----------
            TRANSPORTATION -- 0.3%
    4,915   Continental Airlines, Inc.,
              6.70%, 06/15/2021 #.............................       5,063
    4,750   Continental Airlines, Inc.,
              8.05%, 11/01/2020 #.............................       5,284
                                                                ----------
                                                                    10,347
                                                                ----------
            Total asset & commercial
              mortgage backed securities
              (cost $719,434).................................  $  716,929
                                                                ----------
CORPORATE BONDS: INVESTMENT GRADE -- 23.6%
            BASIC MATERIALS -- 1.0%
    2,425   Fortune Brands, Inc.,
              5.13%, 01/15/2011 (G)...........................  $    2,380
    7,995   Teck Cominco Ltd.,
              5.38%, 10/01/2015 #.............................       7,744
    6,180   Teck Cominco Ltd.,
              6.13%, 10/01/2035 #.............................       5,938
    5,855   Vale Overseas Limited,
              6.88%, 11/21/2036...............................       6,005
    4,975   Westvaco Corp.,
              7.95%, 02/15/2031 #.............................       5,447
   11,394   Xstrata Finance Canada,
              5.80%, 11/15/2016 (I)...........................      11,361
                                                                ----------
                                                                    38,875
                                                                ----------
            CAPITAL GOODS -- 0.3%
    9,771   Xerox Corp.,
              6.75%, 02/01/2017 #.............................      10,211
                                                                ----------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            CONSUMER CYCLICAL -- 1.0%
$  11,371   D.R. Horton Inc.,
              6.50%, 04/15/2016 (G)...........................  $   11,440
    5,890   Energy Transfer Partners L.P.,
              6.13%, 02/15/2017...............................       5,972
    4,150   Foster's Finance Corp.,
              4.88%, 10/01/2014 (I)#..........................       3,891
   19,060   Home Depot, Inc.,
              5.25%, 12/16/2013...............................      18,918
                                                                ----------
                                                                    40,221
                                                                ----------
            CONSUMER STAPLES -- 0.5%
   11,414   Diageo Finance B.V.,
              5.50%, 04/01/2013 (G)...........................      11,392
    9,025   SABMiller plc,
              6.20%, 07/01/2011 (I)#..........................       9,237
                                                                ----------
                                                                    20,629
                                                                ----------
            ENERGY -- 2.1%
    9,085   Amerada Hess Corp.,
              7.13%, 03/15/2033 #.............................       9,940
   10,515   Anadarko Petroleum Corp.,
              5.95%, 09/15/2016...............................      10,537
    4,000   Consumers Energy Co.,
              5.15%, 02/15/2017 #.............................       3,801
    5,190   Consumers Energy Co.,
              5.38%, 04/15/2013 #.............................       5,140
    6,935   Enterprise Products Operating L.P.,
              4.63%, 10/15/2009 #.............................       6,790
    5,935   Gazprom Capital SA,
              6.21%, 11/22/2016 (I)...........................       5,977
      220   Husky Oil Co.,
              8.90%, 08/15/2028 #.............................         230
    5,795   Nexen, Inc.,
              7.88%, 03/15/2032 #.............................       6,894
    7,960   Petro-Canada,
              5.95%, 05/15/2035 #.............................       7,548
    2,725   Ras Laffan Liquefied Natural Gas Co., Ltd.,
              3.44%, 09/15/2009 (I)#..........................       2,655
   16,410   Ras Laffan Liquefied Natural Gas Co., Ltd.,
              5.30%, 09/30/2020 (I)#..........................      15,722
    3,435   Smepra Energy,
              6.00%, 02/01/2013 #.............................       3,503
    7,195   TNK-BP Finance S.A.,
              7.50%, 07/18/2016 (I)#..........................       7,654
                                                                ----------
                                                                    86,391
                                                                ----------
            FINANCE -- 11.7%
    5,983   ABX Financing Co.,
              6.35%, 10/15/2036 (I)#..........................       5,954
    6,930   Aegon Funding Corp.,
              5.75%, 12/15/2020 #.............................       7,004
    7,300   AES El Salvador Trust,
              6.75%, 02/01/2016 (I)#..........................       7,261
   13,161   Aetna, Inc.,
              5.75%, 06/15/2011 (G)...........................      13,361
    8,785   Aetna, Inc.,
              6.63%, 06/15/2036 #.............................       9,394

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            FINANCE -- (CONTINUED)
$  28,464   American Express Credit Corp.,
              6.80%, 09/01/2066 (G)...........................  $   30,352
       75   Americo Life, Inc.,
              7.88%, 05/01/2013 (I)#..........................          75
   18,030   Amvescap plc,
              4.50%, 12/15/2009 #.............................      17,577
    3,544   Amvescap plc,
              5.38%, 02/27/2013 #.............................       3,507
    5,370   Army Hawaii Family Housing Trust Certificates,
              5.52%, 06/15/2050 (I)#..........................       5,247
   18,341   AXA S.A.,
              6.46%, 12/14/2049 (I)(L)........................      18,109
    9,550   BAC Capital Trust XI,
              6.63%, 05/23/2036 #.............................      10,306
    9,535   BAE Systems Holdings, Inc.,
              5.20%, 08/15/2015 (I)#..........................       9,082
      200   Bank of New York Institutional Capital Trust,
              7.78%, 12/01/2026 (I)#..........................         208
      250   Centura Capital Trust I,
              8.85%, 06/01/2027 (H)#..........................         264
    6,300   Credit Suisse First Boston USA, Inc.,
              6.50%, 01/15/2012 #.............................       6,621
   15,675   Duke Reality L.P.,
              5.95%, 02/15/2017...............................      15,902
    7,300   ERAC USA Finance Co.,
              5.60%, 05/01/2015 (I)#..........................       7,246
    8,170   ERP Operating L.P.,
              6.58%, 04/13/2015 #.............................       8,719
   16,049   Genworth Financial, Inc.,
              6.15%, 11/15/2066...............................      16,026
   17,925   Goldman Sachs Group, Inc.,
              5.95%, 01/15/2027...............................      17,712
    9,530   HSBC Holding plc,
              6.50%, 05/02/2036 #.............................      10,252
   11,875   iStar Financial, Inc.,
              5.95%, 10/15/2013 (I)...........................      11,935
   16,135   JP Morgan Chase Capital XX,
              6.55%, 09/29/2036 #.............................      16,661
    3,785   Kazkommerts International B.V.,
              8.00%, 11/03/2015 (I)(G)........................       3,936
    8,597   Lehman Brothers Holdings, Inc.,
              5.50%, 04/04/2016 (G)...........................       8,596
    9,160   Liberty Mutual Group,
              7.50%, 08/15/2036 #.............................      10,022
   12,600   Merrill Lynch & Co., Inc.,
              6.05%, 05/16/2016 (G)...........................      13,042
    6,575   Merrill Lynch & Co., Inc.,
              6.22%, 09/15/2026...............................       6,775
   28,674   Metlife, Inc.,
              6.40%, 12/15/2036...............................      28,806
   10,500   MUFG Capital Finance I Ltd.,
              6.35%, 07/25/2049 (L)#..........................      10,656

PRINCIPAL                                                          MARKET
AMOUNT (B)                                                       VALUE (W)
----------                                                       ----------
             FINANCE -- (CONTINUED)
$   3,900    North Street Referenced Linked Notes,
               6.43%, 07/30/2010 (I)(L)........................  $    3,354
    8,700    PNC Preferred Funding Trust,
               6.52%, 12/29/2049 (I)(G)........................       8,851
    6,988    Principal Financial Group,
               6.05%, 10/15/2036...............................       7,153
      200    Prudential Holdings LLC,
               7.25%, 12/18/2023 (I)#..........................         231
       96    Regional Diversified Funding,
               9.25%, 03/15/2030 (I)#..........................         110
   10,700    Simon Property Group, Inc.,
               7.88%, 03/15/2016 (I)#..........................      12,438
   16,392    SMFG Preferred Capital,
               6.08%, 12/01/2049 (I)(L)........................      16,217
    6,800    St. Paul Travelers Cos., Inc.,
               8.13%, 04/15/2010 #.............................       7,376
   15,422    Standard Chartered plc,
               6.41%, 01/30/2049 (I)(L)........................      15,300
   16,713    Suntrust Capital VIII,
               6.10%, 12/01/2066...............................      16,257
    3,740    Suntrust Preferred Capital,
               5.85%, 12/29/2049 (L)...........................       3,769
    2,882    Travelers Property Casualty Corp.,
               5.00%, 03/15/2013 #.............................       2,813
    6,260    TuranAlem Finance B.V.,
               8.50%, 02/10/2015...............................       6,442
   13,200    US Bank Realty Corp.,
               6.09%, 12/22/2049 (I)(L)........................      13,707
    6,930    Wachovia Bank Commercial Mortgage Trust,
               5.42%, 01/15/2045...............................       6,965
    5,862    WellPoint, Inc.,
               5.85%, 01/15/2036 (G)...........................       5,695
    4,700    WellPoint, Inc.,
               6.80%, 08/01/2012 #.............................       4,985
    7,913    Wells Fargo Capital X,
               5.95%, 12/15/2036...............................       7,755
    9,076    Westfield Group,
               5.70%, 10/01/2016 (I)...........................       9,110
                                                                 ----------
                                                                    479,136
                                                                 ----------
             FOREIGN GOVERNMENTS -- 0.2%
 CAD  200    Canadian Government,
               7.25%, 06/01/2007...............................         174
 CAD  200    Canadian Government,
               9.00%, 03/01/2011...............................         204
    3,370    El Salvador (Republic of),
               8.25%, 04/10/2032 (I)#..........................       4,052
 AUD  300    Italy,
               5.88%, 08/14/2008...............................         234
    3,614    United Mexican States,
               5.63%, 01/15/2017 #.............................       3,618
                                                                 ----------
                                                                      8,282
                                                                 ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            HEALTH CARE -- 0.8%
$   4,120   Baxter International, Inc.,
              5.90%, 09/01/2016 #.............................  $    4,232
    9,475   Cardinal Health, Inc.,
              5.85%, 12/15/2017 #.............................       9,422
    8,124   CVS Lease Pass Through,
              6.04%, 12/10/2028 (I)...........................       8,090
   12,365   Teva Pharmaceuticals Finance LLC,
              6.15%, 02/01/2036...............................      12,014
                                                                ----------
                                                                    33,758
                                                                ----------
            SERVICES -- 2.0%
      100   Comcast Corp.,
              10.63%, 07/15/2012..............................         121
   10,240   Cox Communications, Inc.,
              5.45%, 12/15/2014 (G)...........................       9,976
    7,758   Cox Communications, Inc.,
              5.88%, 12/01/2016 (I)...........................       7,703
    4,970   Cox Communications, Inc.,
              6.45%, 12/01/2036 (I)(G)........................       4,892
    2,350   Electronic Data Systems Corp.,
              3.88%, 07/15/2023 #.............................       2,494
    3,800   FedEx Corp.,
              3.50%, 04/01/2009 #.............................       3,650
    9,625   Marriott International, Inc.,
              6.20%, 06/15/2016 #.............................       9,707
    4,709   Mashantucket Western Pequot Revenue Bond,
              5.91%, 09/01/2021 (I)#..........................       4,503
   15,075   Time Warner Entertainment Co. L.P.,
              8.38%, 07/15/2033 (G)...........................      18,219
    5,120   Time Warner, Inc.,
              6.50%, 11/15/2036...............................       5,096
   15,640   Viacom, Inc.,
              6.88%, 04/30/2036...............................      15,463
                                                                ----------
                                                                    81,824
                                                                ----------
            TECHNOLOGY -- 2.0%
    7,672   AT&T Corp.,
              8.00%, 11/15/2031 #.............................       9,518
   12,600   Cingular Wireless Services, Inc.,
              8.75%, 03/01/2031 #.............................      16,375
      500   Comcast Cable Communications, Inc.,
              8.50%, 05/01/2027 #.............................         614
      165   GTE Corp.,
              8.75%, 11/01/2021 (G)...........................         201
   10,222   Siemens Finance,
              6.13%, 08/17/2026 (I)...........................      10,445
   11,130   Sprint Capital Corp.,
              8.75%, 03/15/2032...............................      13,396
    4,025   TCI Communications, Inc.,
              8.75%, 08/01/2015 #.............................       4,761
    7,975   Tele-Communications, Inc.,
              7.88%, 08/01/2013 #.............................       8,868
   14,925   Telefonica Emisiones SAU,
              6.42%, 06/20/2016 #.............................      15,397

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            TECHNOLOGY -- (CONTINUED)
$   1,500   Verizon Maryland, Inc.,
              8.30%, 08/01/2031 #.............................  $    1,758
      125   Verizon Virginia, Inc.,
              4.63%, 03/15/2013 (G)...........................         117
                                                                ----------
                                                                    81,450
                                                                ----------
            TRANSPORTATION -- 0.5%
    5,696   American Airlines, Inc.,
              7.86%, 10/01/2011 #.............................       6,223
   10,875   CSX Corp.,
              6.75%, 03/15/2011 #.............................      11,419
      325   Roadway Corp.,
              8.25%, 12/01/2008 #.............................         336
    4,025   Royal Caribbean Cruises Ltd.,
              7.50%, 10/15/2027 (G)...........................       3,944
                                                                ----------
                                                                    21,922
                                                                ----------
            UTILITIES -- 1.5%
    6,550   Carolina Power & Light Co.,
              5.25%, 12/15/2015 #.............................       6,441
    7,475   Centerpoint Energy, Inc.,
              6.85%, 06/01/2015 (G)...........................       7,910
    3,875   Detroit Edison Co.,
              6.13%, 10/01/2010 #.............................       3,961
    9,251   Kinder Morgan Finance Co.,
              5.70%, 01/05/2016 #.............................       8,488
    5,735   Northern States Power Co.,
              6.25%, 06/01/2036 #.............................       6,109
   10,938   Oneok Partners L.P.,
              6.65%, 10/01/2036...............................      11,188
    6,130   Peco Energy Corp.,
              5.95%, 10/01/2036...............................       6,228
    3,190   Puget Sound Energy, Inc.,
              7.96%, 02/22/2010 #.............................       3,416
    4,150   Texas-New Mexico Power Co.,
              6.13%, 06/01/2008 #.............................       4,162
    1,400   Westar Energy, Inc.,
              5.15%, 01/01/2017 #.............................       1,330
                                                                ----------
                                                                    59,233
                                                                ----------
            Total corporate bonds: investment grade
              (cost $956,513).................................  $  961,932
                                                                ----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 10.4%
            BASIC MATERIALS -- 1.5%
    8,590   Boise Cascade LLC,
              7.13%, 10/15/2014 #.............................  $    8,311
    9,503   Equistar Chemicals L.P.,
              8.75%, 02/15/2009 (G)...........................       9,954
    3,770   Evraz Group S.A.,
              8.25%, 11/10/2015 (I)...........................       3,878
    3,865   Goodyear Tire & Rubber Co.,
              9.14%, 12/01/2009 (I)(L)(G).....................       3,879
    8,275   Goodyear Tire & Rubber Co.,
              11.25%, 03/01/2011 #............................       9,144
   12,100   Potlatch Corp.,
              13.00%, 12/01/2009 (L)#.........................      13,952

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            BASIC MATERIALS -- (CONTINUED)
$   4,856   Vedanta Resources plc,
              6.63%, 02/22/2010 (I)#..........................  $    4,795
    5,765   Verso Paper Holdings LLC,
              11.38%, 08/01/2016 (I)#.........................       6,053
                                                                ----------
                                                                    59,966
                                                                ----------
            CAPITAL GOODS -- 0.6%
    8,650   Bombardier, Inc.,
              6.30%, 05/01/2014 (I)...........................       8,131
    7,870   Case Corp.,
              7.25%, 01/15/2016...............................       7,968
    6,102   L-3 Communications Corp.,
              3.00%, 08/01/2035 (G)...........................       6,407
                                                                ----------
                                                                    22,506
                                                                ----------
            CONSUMER CYCLICAL -- 1.7%
    9,650   ArvinMeritor, Inc.,
              8.75%, 03/01/2012 (G)...........................       9,915
   10,345   General Motors Corp.,
              6.38%, 05/01/2008 (G)...........................      10,293
    5,765   K. Hovnanian Enterprises,
              6.00%, 01/15/2010 #.............................       5,520
   10,110   Mosaic Co.,
              7.38%, 12/01/2014 (I)(G)........................      10,375
    4,891   Neiman Marcus Group, Inc.,
              10.38%, 10/15/2015 (G)..........................       5,441
    6,985   Supervalu, Inc.,
              7.50%, 11/15/2014...............................       7,283
   11,500   Technical Olympic USA, Inc.,
              8.25%, 04/01/2011 (I)(G)........................      11,213
    9,695   Tenneco, Inc.,
              8.63%, 11/15/2014 (G)...........................       9,889
                                                                ----------
                                                                    69,929
                                                                ----------
            CONSUMER STAPLES -- 0.2%
    4,585   Dole Food Co., Inc.,
              8.63%, 05/01/2009 #.............................       4,556
    4,235   OJSC Myronivsky Hliboproduct,
              10.25%, 11/30/2011 (I)(G).......................       4,325
                                                                ----------
                                                                     8,881
                                                                ----------
            ENERGY -- 0.1%
    3,876   Chesapeake Energy Corp.,
              2.75%, 11/15/2035...............................       3,920
                                                                ----------
            FINANCE -- 1.6%
    4,395   American Real Estate Partners L.P.,
              7.13%, 02/15/2013 #.............................       4,417
    8,070   Avis Budget Car Rental,
              7.87%, 05/15/2014 (I)(L)........................       7,788
    2,680   Drummond Co., Inc.,
              7.38%, 02/15/2016 (I)(G)........................       2,626
   12,040   Ford Motor Credit Co.,
              7.38%, 02/01/2011 (G)...........................      11,919

PRINCIPAL                                                          MARKET
AMOUNT (B)                                                       VALUE (W)
----------                                                       ----------
             FINANCE -- (CONTINUED)
$  12,715    Ford Motor Credit Co.,
               9.82%, 04/15/2012 (L)#..........................  $   13,475
   23,935    General Motors Acceptance Corp.,
               6.88%, 09/15/2011 #.............................      24,550
                                                                 ----------
                                                                     64,775
                                                                 ----------
             FOREIGN GOVERNMENTS -- 0.3%
    4,235    Argentina (Republic of),
               7.00%, 09/12/2013...............................       4,069
BRL 8,820    Brazil (Republic of),
               12.50%, 01/05/2022..............................       4,717
    3,970    Turkey (Republic of),
               7.00%, 09/26/2016...............................       4,035
                                                                 ----------
                                                                     12,821
                                                                 ----------
             HEALTH CARE -- 0.5%
    2,825    Biovail Corp.,
               7.88%, 04/01/2010...............................       2,885
   10,210    HCA , Inc.,
               7.88%, 02/01/2011...............................      10,236
    5,565    HCA, Inc.,
               9.25%, 11/15/2016 (I)...........................       5,962
                                                                 ----------
                                                                     19,083
                                                                 ----------
             SERVICES -- 0.9%
    2,220    CSC Holdings, Inc.,
               8.13%, 08/15/2009...............................       2,300
   18,300    Dex Media West LLC,
               9.88%, 08/15/2013 #.............................      19,947
    7,910    Echostar DBS Corp.,
               6.38%, 10/01/2011...............................       7,861
    8,170    SunGard Data Systems, Inc.,
               9.13%, 08/15/2013...............................       8,579
                                                                 ----------
                                                                     38,687
                                                                 ----------
             TECHNOLOGY -- 2.8%
    6,480    Advanced Micro Devices, Inc.,
               7.75%, 11/01/2012 #.............................       6,723
    9,170    Citizens Communications Co.,
               9.00%, 08/15/2031 #.............................       9,949
    6,835    CSC Holdings, Inc.,
               8.13%, 07/15/2009...............................       7,083
    5,325    Dobson Cellular Systems,
               8.38%, 11/01/2011 (I)#..........................       5,611
    8,325    Freescale Semiconductor, Inc.,
               10.13%, 12/15/2016 (I)(G).......................       8,335
    8,670    Intelsat Bermuda Ltd.,
               9.25%, 06/15/2016 (I)#..........................       9,320
    4,335    Level 3 Financing, Inc.,
               9.25%, 11/01/2014 (I)...........................       4,422
    9,695    Nortel Networks Ltd.,
               9.62%, 07/15/2011 (I)(L)#.......................      10,216
    5,150    NXP B.V.,
               8.12%, 10/15/2013 (I)(L)........................       5,227
   10,305    Panamsat Corp.,
               9.00%, 06/15/2016 (I)#..........................      10,910

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
$   9,440   Qwest Communications International, Inc.,
              7.50%, 02/15/2014 #.............................  $    9,723
    2,980   Qwest Corp.,
              7.88%, 09/01/2011 #.............................       3,174
    7,450   Seagate Technology Holdings,
              6.80%, 10/01/2016...............................       7,487
    3,815   Vimpel Communications,
              8.25%, 05/23/2016 (I)...........................       4,006
    9,220   Windstream Corp.,
              8.63%, 08/01/2016 (I)#..........................      10,096
                                                                ----------
                                                                   112,282
                                                                ----------
            UTILITIES -- 0.2%
    9,645   NRG Energy, Inc.,
              7.38%, 02/01/2016 #.............................       9,693
                                                                ----------
            Total corporate bonds: non-investment grade
              (cost $410,740).................................  $  422,543
                                                                ----------
U.S. GOVERNMENT SECURITIES -- 5.6%
            OTHER DIRECT FEDERAL OBLIGATIONS -- 0.3%
    2,350   Federal Home Loan Bank,
              6.05%, 02/20/2007 (L)...........................  $    2,345
   46,200   Tennessee Valley Authority,
              4.75%, 11/01/2025 (N)...........................      11,891
                                                                ----------
                                                                    14,236
                                                                ----------
            U.S. TREASURY SECURITIES -- 5.3%
  104,841   4.50% 2011 -- 2036 (G)............................     103,559
   53,477   4.625% 2016 (G)...................................      53,126
    5,935   4.875% 2009 (G)...................................       5,953
   53,060   5.00% 2008 (G)....................................      53,147
                                                                ----------
                                                                   215,785
                                                                ----------
            Total U.S. government securities
              (cost $232,195).................................  $  230,021
                                                                ----------
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE -- 5.2%
            BASIC MATERIALS -- 0.6%
    6,085   Compass Minerals Group, Inc.,
              6.88%, 12/22/2012 #.............................  $    6,088
   12,238   Georgia-Pacific Corp.,
              7.35%, 02/14/2013 #.............................      12,290
    7,082   Huntsman International, Inc.,
              7.10%, 08/16/2012 #.............................       7,084
                                                                ----------
                                                                    25,462
                                                                ----------
            CONSUMER CYCLICAL -- 0.7%
   19,965   Ford Motor Co.,
              8.36%, 12/12/2013 (Q)#..........................      19,999
    3,282   Invista B.V.,
              6.88%, 04/30/2010 #.............................       3,276

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            CONSUMER CYCLICAL -- (CONTINUED)
$   4,923   Supervalu, Inc.,
              7.10%, 05/30/2013 #.............................  $    4,933
    2,167   William Carter Co.,
              6.87%, 07/14/2012 #.............................       2,163
                                                                ----------
                                                                    30,371
                                                                ----------
            FINANCE -- 0.9%
   11,607   Ameritrade Holding Corp.,
              6.85%, 12/31/2011 #.............................      11,599
   11,871   General Growth Properties,
              6.60%, 02/24/2010...............................      11,802
   11,413   Nasdaq Stock Market, Inc.,
              7.10%, 05/22/2012 #.............................      11,408
                                                                ----------
                                                                    34,809
                                                                ----------
            HEALTH CARE -- 0.7%
    7,281   Community Health Systems,
              7.07%, 08/19/2011 #.............................       7,273
    2,300   DJ Orthopedics LLC,
              6.88%, 04/07/2013 (Q)#..........................       2,294
   11,878   Fresenius Medical Care AG,
              6.74%, 03/23/2012 #.............................      11,797
    8,742   Lifepoint Hospitals, Inc.,
              6.98%, 04/15/2012 #.............................       8,709
                                                                ----------
                                                                    30,073
                                                                ----------
            SERVICES -- 1.4%
    4,567   Allied Waste,
              7.08%, 01/15/2012 #.............................       4,576
   10,298   Allied Waste,
              7.16%, 01/15/2012 #.............................      10,315
    3,189   Gray Television, Inc.,
              6.87%, 11/22/2012 #.............................       3,181
    2,473   Gray Television, Inc.,
              6.88%, 05/22/2013 #.............................       2,469
   13,573   MGM Mirage, Inc.,
              6.53%, 10/03/2011 #.............................      13,360
   12,720   Regal Cinemas, Inc.,
              7.12%, 11/10/2010 #.............................      12,684
    4,319   UPC Financing Partnership,
              7.64%, 03/31/2013 #.............................       4,323
    4,319   UPC Financing Partnership,
              7.64%, 12/31/2013 #.............................       4,322
                                                                ----------
                                                                    55,230
                                                                ----------
            TECHNOLOGY -- 0.7%
    3,282   Cincinnati Bell, Inc.,
              6.93%, 08/31/2012 #.............................       3,275
    9,872   Idearc, Inc.,
              7.35%, 11/17/2014 #.............................       9,923
    3,496   Mediacom Broadband,
              7.17%, 01/31/2015 #.............................       3,477

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
$  10,237   Mediacom Broadband,
              7.37%, 01/31/2015...............................  $   10,173
    2,057   Mediacom LLC,
              7.17%, 01/31/2015 #.............................       2,051
                                                                ----------
                                                                    28,899
                                                                ----------
            UTILITIES -- 0.2%
    4,496   Mirant North America LLC,
              7.10%, 01/03/2013 #.............................       4,486
    2,912   NRG Energy, Inc.,
              7.36%, 01/27/2013 #.............................       2,928
    1,621   Pike Electric, Inc.,
              6.88%, 07/01/2012 #.............................       1,618
                                                                ----------
                                                                     9,032
                                                                ----------
            Total senior floating rate interests:
              non-investment grade
              (cost $214,000).................................  $  213,876
                                                                ----------
U.S. GOVERNMENT AGENCIES -- 31.8%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 9.6%
   21,000   4.10% 2014 #......................................  $   20,462
   69,128   4.50% 2018........................................      66,785
   47,165   5.00% 2034........................................      44,921
   16,826   5.04% 2035 (L)#...................................      16,671
    9,057   5.33% 2036 #......................................       9,041
    4,704   5.45% 2036 (L)#...................................       4,706
   72,230   5.49% 2036 (L)#...................................      71,813
   19,583   5.50% 2018 -- 2034................................      19,389
  133,425   6.00% 2017 -- 2037 (Q)#...........................     134,501
        7   6.50% 2031 -- 2032................................           7
       11   7.50% 2029 -- 2031................................          11
                                                                ----------
                                                                   388,307
                                                                ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 16.0%
      250   3.20% 2009 (L)....................................         244
    4,169   4.69% 2034 (L)....................................       4,097
   10,245   4.72% 2035 (L)....................................      10,058
    4,934   4.73% 2035 (L)....................................       4,855
   12,842   4.79% 2035 (L)....................................      12,624
   28,554   4.82% 2036 (L)....................................      28,375
   30,400   4.875% 2008 (G)...................................      30,297
    6,184   4.88% 2035 (L)....................................       6,121
    4,420   4.91% 2035 (L)....................................       4,347
   11,083   4.93% 2035 (L)....................................      10,909
  206,694   5.00% 2018 -- 2037 (Q)............................     201,893
    7,179   5.09% 2035 (L)....................................       7,121
   30,525   5.21% 2009........................................      30,489
  112,111   5.50% 2013 -- 2034 (Q)#...........................     111,320
   11,546   5.51% 2036 (L)....................................      11,560
  164,173   6.00% 2012 -- 2037 (Q)............................     165,371
   11,164   6.50% 2014 -- 2037 (Q)............................      11,391
       43   7.00% 2016 -- 2032................................          43

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- (CONTINUED)
$   1,378   7.50% 2015 -- 2032................................  $    1,435
        2   8.00% 2032........................................           2
                                                                ----------
                                                                   652,552
                                                                ----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 3.7%
   30,870   5.50% 2033 -- 2034................................      30,704
   96,173   6.00% 2031 -- 2037 (Q)............................      97,458
   23,838   6.50% 2028 -- 2032................................      24,498
       81   7.00% 2030 -- 2031................................          83
       15   8.50% 2024........................................          16
                                                                ----------
                                                                   152,759
                                                                ----------
            SMALL BUSINESS ADMINISTRATION -- 2.5%
    6,197   5.12% 2026........................................       6,128
   12,839   5.36% 2026........................................      12,890
    9,604   5.37% 2026........................................       9,649
    8,948   5.54% 2026........................................       9,073
    9,938   5.57% 2026........................................      10,094
    9,782   5.64% 2026........................................       9,993
   10,627   5.70% 2026........................................      10,865
    8,532   5.82% 2026........................................       8,776
    8,670   5.87% 2026........................................       8,938
    7,722   6.07% 2026........................................       8,039
    8,861   6.14% 2022........................................       9,139
                                                                ----------
                                                                   103,584
                                                                ----------
            Total U.S. government agencies
              (cost $1,308,692)...............................  $1,297,202
                                                                ----------
 SHARES
---------
COMMON STOCK -- 0.0%
            TECHNOLOGY -- 0.0%
       --   XO Holdings, Inc. (D)(H)..........................  $       --
                                                                ----------
            Total common stock
              (cost $--)......................................  $       --
                                                                ----------
WARRANTS -- 0.0%
            TECHNOLOGY -- 0.0%
       --   Ntelos, Inc. (D)(H)(A)............................  $       --
                                                                ----------
            Total warrants
              (cost $1).......................................  $       --
                                                                ----------
            Total long-term investments
              (cost $3,849,180)...............................  $3,849,436
                                                                ----------
PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 20.8%
            BASIC MATERIALS -- 0.4%
$  15,000   Valspar Corp.,
              5.38%, 01/16/2007...............................  $   14,964
                                                                ----------
            CONSUMER STAPLES -- 1.0%
   40,000   Cargill, Inc.,
              5.28%, 01/12/2007...............................      39,930
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            ENERGY -- 0.2%
$  10,000   Weatherford International Ltd.,
              5.33%, 01/11/2007...............................  $    9,984
                                                                ----------
            FINANCE -- 2.4%
   20,000   Countrywide Financial Corp.,
              5.43%, 01/02/2007...............................      19,994
   40,000   Skandinav Enskilda Bank,
              5.28%, 01/10/2007...............................      39,941
   40,000   UBS Finance LLC,
              5.27%, 01/11/2007...............................      39,935
                                                                ----------
                                                                    99,870
                                                                ----------
            HEALTH CARE -- 0.7%
   30,000   Abbot Laboratories,
              5.27%, 01/09/2007...............................      29,962
                                                                ----------
            INVESTMENT POOLS AND FUNDS -- 0.1%
    3,035   State Street Bank Money Market Fund...............       3,035
                                                                ----------
            REPURCHASE AGREEMENTS -- 7.6%
  111,004   BNP Paribas Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................     111,004
   87,766   RBS Greenwich Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................      87,766
  111,004   UBS Securities LLC Repurchase Agreement,
              4.75%, 01/02/2007...............................     111,004
                                                                ----------
                                                                   309,774
                                                                ----------
            TECHNOLOGY -- 0.5%
   20,000   Verizon Communications,
              5.29%, 01/11/2007...............................      19,968
                                                                ----------
            U.S. TREASURY SECURITIES -- 0.1%
    4,000   U.S. Treasury Bill,
              4.87%, 03/15/2007 (M)(S)#.......................       3,962
                                                                ----------
            UTILITIES -- 0.4%
   15,000   Dominion Resources, Inc.,
              5.36%, 01/12/2007...............................      14,973
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 7.4%
  302,916   Navigator Prime Portfolio.........................  $  302,916
                                                                ----------
            Total short-term investments
              (cost $849,337).................................  $  849,338
                                                                ----------
            Total investments in securities
              (cost $4,698,517) (C)...........................  $4,698,774
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.51% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006 rounds to zero.

  (B)All principal amounts are in U.S. dollars unless otherwise indicated.

      AUD  -- Australian Dollar
      BRL  -- Brazilian Real
      CAD  -- Canadian Dollar

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $4,699,199 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $ 32,358
      Unrealized depreciation........................   (32,783)
                                                       --------
      Net unrealized depreciation....................  $   (425)
                                                       ========

  (D)Currently non-income producing.

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

 (G) Security is partially on loan at December 31, 2006.

  (H)The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED   SHARES/PAR           SECURITY          COST BASIS
      --------   ----------           --------          ----------
      5/2003          250     Centura Capital Trust I,
                              due 2027 -- 144A            $  272
      4/2005       73,119     Morgan Stanley Dean
                              Witter Capital I, due
                              2032                            --
      10/2005      31,501     Morgan Stanley Dean
                              Witter Capital I, due
                              2032                           329
      7/2000           --     Ntelos, Inc. warrants            1
      5/2006           --     XO Holdings, Inc.               --

     The aggregate value of these securities at December 31, 2006 was $538, which represents 0.01% of total net assets.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $495,984, which represents 12.15% of total net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2006.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

 (N) The interest rate disclosed for these securities represents the effective yield as of December 31, 2006.

 (P) The interest rate disclosed for interest only strips represents an effective yield based upon estimated future cash flows at December 31, 2006.

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2006 was $370,173.

  (S)Security pledged as initial margin deposit for open futures contracts at December 31, 2006.

     FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                       UNREALIZED
                                NUMBER OF                             APPRECIATION
      DESCRIPTION               CONTRACTS*   POSITION   EXPIRATION   (DEPRECIATION)
      -----------               ----------   --------   ----------   --------------
      CBT 5 Year U.S. Treasury
       Note                       3,767       Long      March 2007      $(1,058)
      CBT 2 Year U.S. Treasury
       Note                         879       Long      March 2007         (497)
      CBT U.S. Treasury Long
       Bond                       1,061       Short     March 2007        2,302
                                                                        -------
                                                                        $   747
                                                                        =======

     *  The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                                                                     UNREALIZED
                                                                MARKET          CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION          VALUE           AMOUNT            DATE            (DEPRECIATION)
-----------                                 -----------         ------          --------         ---------         --------------
Euro                                           Buy              $41,003         $41,050          1/04/2007             $ (47)
Euro                                           Sell              41,003          40,705          1/04/2007              (298)
Japanese Yen                                   Buy               19,874          20,618          1/23/2007              (744)
Japanese Yen                                   Sell              19,873          20,421          1/23/2007               548
                                                                                                                       -----
                                                                                                                       $(541)
                                                                                                                       =====

        CREDIT DEFAULT SWAP AGREEMENTS OUTSTANDING AT DECEMBER 31, 2006

                                                                              PAY/                                   UNREALIZED
                                               REFERENCE      BUY/SELL      RECEIVE      EXPIRATION    NOTIONAL     APPRECIATION
COUNTERPARTY                                    ENTITY       PROTECTION    FIXED RATE       DATE        AMOUNT     (DEPRECIATION)
------------                                   ---------     ----------    ----------    ----------    --------    --------------
Lehman Brothers Special Financing, Inc.        GMAC LLC         Sell         0.55%        3/20/2007    $16,500         $  --
Lehman Brothers Special Financing, Inc.        HCA, Inc.         Buy         2.70%       12/20/2010     10,400            95
Lehman Brothers Special Financing, Inc.        HCA, Inc.        Sell         3.50%       12/20/2011     10,400          (138)
                                                                                                                       -----
                                                                                                                       $ (43)
                                                                                                                       =====

The accompanying notes are an integral part of these financial statements.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
 ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 14.7%
            FINANCE -- 14.7%
$  1,500    American Express Credit Account Master Trust,
            5.35%, 03/15/2011 (L)#............................  $    1,497
   6,000    Ansonia CDO Ltd.,
            5.62%, 07/28/2046 (I)(L)#.........................       6,000
   8,000    Arbor Realty Mortgage Securities,
            5.76%, 01/26/2042 (I)(L)#.........................       8,000
   9,000    Banc of America Commercial Mortgage, Inc.,
            4.50%, 07/10/2043.................................       8,790
   9,433    Banc of America Commercial Mortgage, Inc.,
            5.00%, 10/10/2045.................................       9,357
 230,526    Bear Stearns Commercial Mortgage Securities, Inc.,
            4.65%, 02/11/2041 (P).............................       2,574
   2,500    Citigroup Commercial Mortgage Trust,
            5.59%, 11/15/2036 (L).............................       2,500
   9,000    Commercial Mortgage Pass-Through Certificate,
            5.00%, 06/10/2044.................................       8,945
   4,997    Commercial Mortgage Pass-Through Certificate,
            5.64%, 12/15/2020 (I)(L)..........................       4,997
   2,299    Countrywide Alternative Loan Trust,
            5.50%, 10/25/2035 (L).............................       2,292
   9,000    Countrywide Asset-Backed Certificates,
            5.76%, 06/25/2035.................................       9,015
   9,000    Countrywide Asset-Backed Certificates,
            5.80%, 07/25/2034.................................       8,951
  11,000    Credit Suisse Mortgage Capital Certificates,
            6.15%, 09/15/2021 (L)#............................      11,000
   9,000    CS First Boston Mortgage Securities Corp.,
            4.51%, 07/15/2037.................................       8,797
   5,000    Discover Card Master Trust I,
            5.57%, 01/15/2008 (L).............................       5,013
   9,000    Greenwich Capital Commercial Funding Corp.,
            5.12%, 04/10/2037 (L).............................       8,968
   8,000    Greenwich Capital Commercial Funding Corp.,
            5.58%, 11/05/2021 (I)(L)..........................       8,000
   4,400    LNR CDO, Ltd.,
            5.70%, 05/28/2043 (I)(L)..........................       4,400
   2,400    MBNA Credit Card Master Note Trust,
            5.49%, 02/16/2010 (L).............................       2,403
   6,750    Merrill Lynch Floating Trust,
            5.55%, 06/15/2022 (I)(L)#.........................       6,750
 141,111    Merrill Lynch Mortgage Trust,
            4.57%, 06/12/2043 (P)#............................       3,746

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
$  6,907    Spirit Master Funding LLC,
            5.76%, 03/20/2024 (I)#............................  $    6,957
   9,000    Wachovia Bank Commercial Mortgage Trust,
            4.52%, 05/15/2044 #...............................       8,795
                                                                ----------
            Total asset & commercial mortgage backed
              securities
              (cost $148,897).................................  $  147,747
                                                                ----------
CORPORATE BONDS: INVESTMENT GRADE -- 0.2%
            FINANCE -- 0.2%
   2,750    North Street Referenced Linked Notes,
            6.43%, 07/30/2010 (I)(L)#.........................  $    2,365
                                                                ----------
            Total corporate bonds: investment grade
              (cost $2,355)...................................  $    2,365
                                                                ----------
U.S. GOVERNMENT SECURITIES -- 15.8%
            OTHER DIRECT FEDERAL OBLIGATIONS -- 9.7%
            FEDERAL HOME LOAN BANK
  29,800    3.375% 2008 #.....................................  $   29,049
  22,000    4.43% 2008 #......................................      21,806
  19,000    4.875% 2011 #.....................................      18,924
  15,000    5.50% 2009........................................      15,009
                                                                ----------
                                                                    84,788
                                                                ----------
            TENNESSEE VALLEY AUTHORITY
  11,750    5.375% 2008.......................................      11,824
                                                                ----------
                                                                    96,612
                                                                ----------
            U.S. TREASURY SECURITIES -- 6.1%
            U.S. TREASURY NOTES
  10,000    2.00% 2016 (O)....................................       9,817
  12,000    4.00% 2010 (G)#...................................      11,742
  11,000    4.625% 2009 (G)#..................................      10,966
  14,780    4.875% 2009 -- 2011 (G)#..........................      14,863
  13,680    5.125% 2016.......................................      14,091
                                                                ----------
                                                                    61,479
                                                                ----------
            Total U.S. government securities
              (cost $158,875).................................  $  158,091
                                                                ----------
U.S. GOVERNMENT AGENCIES -- 74.1%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 16.6%
            MORTGAGE BACKED SECURITIES:
   7,578    5.45% 2036 (L)#...................................  $    7,581
  11,627    5.49% 2036 (L)#...................................      11,694
  22,818    5.60% 2036 (L)#...................................      22,885
  58,971    6.00% 2021 -- 2037 (Q)#...........................      59,411
   4,380    6.50% 2028 -- 2032................................       4,479
      26    7.00% 2029 -- 2031 #..............................          27
                                                                ----------
                                                                   106,077
                                                                ----------
            NOTES:
  23,000    4.625% 2008.......................................      22,843
  16,000    4.75% 2009 #......................................      15,913
                                                                ----------
                                                                    38,756
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
U.S. GOVERNMENT AGENCIES -- (CONTINUED)
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- (CONTINUED)
            REMIC -- PAC'S:
$ 11,234    5.50% 2016........................................  $   11,249
   6,783    6.00% 2031........................................       6,808
   3,511    6.50% 2028........................................       3,582
                                                                ----------
                                                                    21,639
                                                                ----------
                                                                   166,472
                                                                ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 43.2%
            MORTGAGE BACKED SECURITIES:
   2,059    4.79% 2035 (L)#...................................       2,024
  14,833    4.81% 2035 (L)#...................................      14,715
  10,684    4.84% 2034 (L)....................................      10,632
   1,353    4.88% 2035 (L)....................................       1,339
  18,118    4.92% 2035........................................      18,019
   2,424    4.93% 2035 (L)#...................................       2,385
   7,880    5.02% 2035 (L)....................................       7,844
  10,573    5.10% 2035 (L)#...................................      10,516
   8,359    5.14% 2035 (L)#...................................       8,325
   8,812    5.22% 2035 (L)....................................       8,783
  13,025    5.47% 2036 (L)....................................      13,043
 111,292    5.50% 2015 -- 2037 (Q)............................     110,482
  59,746    6.00% 2013 -- 2037 (Q)#...........................      60,165
     894    6.01% 2009........................................         900
   3,268    6.50% 2013 -- 2032 #..............................       3,342
   2,287    6.52% 2008........................................       2,291
      97    7.50% 2023........................................         101
      11    8.50% 2017........................................          12
       7    9.00% 2020 -- 2021................................           8
       9    9.75% 2020........................................          10
                                                                ----------
                                                                   274,936
                                                                ----------
            NOTES:
  75,000    5.55% 2009........................................      75,051
  45,000    6.00% 2016........................................      45,569
                                                                ----------
                                                                   120,620
                                                                ----------
            REMIC -- PAC'S:
   4,397    4.50% 2016........................................       4,338
  28,709    5.50% 2014 -- 2035................................      28,484
   4,155    6.50% 2029........................................       4,280
                                                                ----------
                                                                    37,102
                                                                ----------
                                                                   432,658
                                                                ----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 2.0%
            MORTGAGE BACKED SECURITIES:
   9,738    5.00% 2034........................................       9,438
   6,029    6.00% 2033 -- 2034................................       6,103
   3,250    6.50% 2031........................................       3,350
   1,762    7.00% 2030 -- 2032................................       1,820
     170    7.50% 2027........................................         178
       3    9.50% 2020........................................           4
                                                                ----------
                                                                    20,893
                                                                ----------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            OTHER GOVERNMENT AGENCIES -- 12.3%
            SMALL BUSINESS ADMINISTRATION PARTICIPATION
            CERTIFICATES:
$  4,428    4.95% 2025........................................  $    4,333
   6,382    5.12% 2026........................................       6,311
   9,140    5.31% 2022........................................       9,188
   9,577    5.35% 2026........................................       9,621
   9,676    5.36% 2026........................................       9,714
   7,238    5.37% 2026........................................       7,272
   4,272    5.52% 2024........................................       4,328
   7,309    5.54% 2026........................................       7,411
   8,856    5.57% 2026........................................       8,995
   8,717    5.64% 2026........................................       8,904
   8,227    5.70% 2026........................................       8,411
   4,499    5.76% 2021........................................       4,587
   4,964    5.78% 2021........................................       5,064
   8,981    5.82% 2026........................................       9,238
  10,670    5.87% 2026........................................      11,000
   8,130    6.07% 2026........................................       8,464
                                                                ----------
                                                                   122,841
                                                                ----------
            Total U.S. government agencies
              (cost $743,905).................................  $  742,864
                                                                ----------
            Total long-term investments
              (cost $1,054,032)...............................  $1,051,067
                                                                ----------
SHORT-TERM INVESTMENTS -- 14.5%
            REPURCHASE AGREEMENTS -- 10.6%
  38,206    BNP Paribas Joint Repurchase Agreement,
            4.75%, 01/02/2007.................................  $   38,206
  30,208    RBS Greenwich Joint Repurchase Agreement,
            4.75%, 01/02/2007.................................      30,208
  38,207    UBS Securities LLC Repurchase Agreement,
            4.75%, 01/02/2007.................................      38,207
                                                                ----------
                                                                   106,621
                                                                ----------
            U.S. GOVERNMENT SECURITIES -- 0.0%
     400    U.S. Treasury Bill,
            4.87%, 03/15/2007 (M)(S)#.........................         396
                                                                ----------
                                                                   107,017
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 3.9%
  38,767    Navigator Prime Portfolio.........................  $   38,767
                                                                ----------
            Total short-term investments
              (cost $145,784).................................  $  145,784
                                                                ----------
            Total investments in securities
              (cost $1,199,816) (C)...........................  $1,196,851
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $1,200,044 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $ 3,438
      Unrealized depreciation.........................   (6,631)
                                                        -------
      Net unrealized depreciation.....................  $(3,193)
                                                        =======

 (G) Security is partially on loan at December 31, 2006.

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $47,469, which represents 4.73% of total net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2006.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (O)U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

 (P) The interest rate disclosed for interest only strips represent effective yield based upon estimated future cash flows at December 31, 2006.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2006 was $163,522.

  (S)Security pledged as initial margin deposit for open futures contracts at December 31, 2006.

     FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                        UNREALIZED
                                 NUMBER OF                             APPRECIATION
      DESCRIPTION                CONTRACTS*   POSITION   EXPIRATION   (DEPRECIATION)
      -----------                ----------   --------   ----------   --------------
      CBT 5 Year U.S. Treasury
       Note                         749         Long     March 2007       $(728)
                                                                          =====

     * The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD VALUE HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 97.1%
            BASIC MATERIALS -- 4.6%
      85    Alcoa, Inc. ......................................  $  2,536
     117    Cameco Corp. .....................................     4,737
      91    Dow Chemical Co. .................................     3,627
     111    E.I. DuPont de Nemours & Co. .....................     5,397
      50    Kimberly-Clark Corp. .............................     3,364
                                                                --------
                                                                  19,661
                                                                --------
            CAPITAL GOODS -- 6.7%
      96    American Standard Cos., Inc. .....................     4,392
     159    Applied Materials, Inc. ..........................     2,935
      54    Deere & Co. ......................................     5,124
      94    Goodrich Corp. ...................................     4,277
      68    National Oilwell Varco, Inc. (D)..................     4,148
      82    Pitney Bowes, Inc. ...............................     3,774
      44    Textron, Inc. ....................................     4,107
                                                                --------
                                                                  28,757
                                                                --------
            CONSUMER CYCLICAL -- 6.1%
      78    Altria Group, Inc. ...............................     6,703
      52    D.R. Horton, Inc. ................................     1,364
      85    Federated Department Stores, Inc. ................     3,226
     205    Gap, Inc. ........................................     3,988
      98    McDonald's Corp. .................................     4,362
     169    Safeway, Inc. (G).................................     5,827
      15    Supervalu, Inc. ..................................       526
                                                                --------
                                                                  25,996
                                                                --------
            CONSUMER STAPLES -- 5.7%
      94    Campbell Soup Co. (G).............................     3,640
     112    Kellogg Co. ......................................     5,612
     153    PepsiCo, Inc. ....................................     9,545
     332    Tyson Foods, Inc. Class A.........................     5,461
                                                                --------
                                                                  24,258
                                                                --------
            ENERGY -- 9.6%
      60    Chevron Corp. ....................................     4,441
     247    ExxonMobil Corp. .................................    18,905
      72    GlobalSantaFe Corp. (G)...........................     4,220
     130    Halliburton Co. ..................................     4,033
     189    Occidental Petroleum Corp. .......................     9,234
                                                                --------
                                                                  40,833
                                                                --------
            FINANCE -- 30.4%
      65    ACE Ltd. .........................................     3,937
      90    Aetna, Inc. ......................................     3,886
     117    Allstate Corp. ...................................     7,605
      90    American International Group, Inc. ...............     6,421
     314    Bank of America Corp. ............................    16,786
     117    Bank of New York Co., Inc. .......................     4,591
     116    Chubb Corp. ......................................     6,116
     316    Citigroup, Inc. ..................................    17,584
      48    Goldman Sachs Group, Inc. ........................     9,649
     302    Host Hotels & Resorts, Inc. ......................     7,421
     116    JP Morgan Chase & Co. ............................     5,581
      23    Merrill Lynch & Co., Inc. ........................     2,104

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
      52    PNC Financial Services Group, Inc. (G)............  $  3,865
     126    State Street Corp. ...............................     8,511
      42    SunTrust Banks, Inc. .............................     3,564
      78    UBS AG............................................     4,718
     119    US Bancorp........................................     4,317
      89    Wachovia Corp. ...................................     5,040
      48    Wellpoint, Inc. (D)...............................     3,746
     118    Wells Fargo & Co. ................................     4,203
                                                                --------
                                                                 129,645
                                                                --------
            HEALTH CARE -- 7.4%
      81    Abbott Laboratories...............................     3,941
     126    Baxter International, Inc. .......................     5,850
     204    Boston Scientific Corp. (D).......................     3,499
      66    Bristol-Myers Squibb Co. .........................     1,729
     279    CVS Corp. ........................................     8,624
     152    Wyeth.............................................     7,735
                                                                --------
                                                                  31,378
                                                                --------
            SERVICES -- 2.7%
      69    Comcast Corp. Class A (D).........................     2,929
     766    Sun Microsystems, Inc. (D)........................     4,154
     212    Time Warner, Inc. ................................     4,622
                                                                --------
                                                                  11,705
                                                                --------
            TECHNOLOGY -- 16.0%
     221    AT&T, Inc. (G)....................................     7,901
      60    Beckman Coulter, Inc. ............................     3,576
     198    BellSouth Corp. ..................................     9,309
     168    Cisco Systems, Inc. (D)...........................     4,602
     212    Corning, Inc. (D).................................     3,972
     446    EMC Corp. (D).....................................     5,887
     312    General Electric Co. .............................    11,595
     110    Hewlett-Packard Co. ..............................     4,531
     191    Motorola, Inc. ...................................     3,933
     145    Sprint Nextel Corp. ..............................     2,737
     278    Verizon Communications, Inc. .....................    10,345
                                                                --------
                                                                  68,388
                                                                --------
            TRANSPORTATION -- 3.1%
     129    General Dynamics Corp. ...........................     9,561
     227    Southwest Airlines Co. ...........................     3,472
                                                                --------
                                                                  13,033
                                                                --------
            UTILITIES -- 4.8%
      65    Dominion Resources, Inc. .........................     5,408
      22    Entergy Corp. ....................................     1,985
      90    Exelon Corp. .....................................     5,595
      72    FPL Group, Inc. ..................................     3,896
      77    SCANA Corp. ......................................     3,115
                                                                --------
                                                                  19,999
                                                                --------
            Total common stock
              (cost $332,169).................................  $413,653
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
SHORT-TERM INVESTMENTS -- 6.6%
            REPURCHASE AGREEMENTS -- 2.6%
 $ 2,589    Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $  2,589
   3,569    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................     3,569
      39    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................        39
   2,234    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................     2,234
     763    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................       763
   2,234    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................     2,234
                                                                --------
                                                                  11,428
                                                                --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 4.0%
  16,869    BNY Institutional Cash Reserve Fund...............  $ 16,869
                                                                --------
            Total short-term investments
              (cost $28,297)..................................  $ 28,297
                                                                --------
            Total investments in securities
              (cost $360,466) (C).............................  $441,950
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.22% of total net assets at December 31, 2006.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $361,217 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $82,740
      Unrealized depreciation.........................   (2,007)
                                                        -------
      Net unrealized appreciation.....................  $80,733
                                                        =======

  (D)Currently non-income producing.

 (G) Security is partially on loan at December 31, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 99.2%
            BASIC MATERIALS -- 9.0%
     459    Alcoa, Inc. ......................................  $ 13,769
     183    Arch Coal, Inc. (G)...............................     5,489
     169    Celanese Corp. ...................................     4,361
      45    Century Aluminum Co. (D)(G).......................     2,016
     427    Chemtura Corp. ...................................     4,109
     104    Cytec Industries, Inc. (G)........................     5,894
      53    E.I. DuPont de Nemours & Co. .....................     2,572
      23    FMC Corp. ........................................     1,784
      55    Martin Marietta Materials, Inc. ..................     5,663
      95    Mueller Water Products, Inc. Class B (D)..........     1,409
     310    Owens-Illinois, Inc. (D)..........................     5,714
     312    Smurfit-Stone Container Corp. (D).................     3,290
     104    Temple-Inland, Inc. ..............................     4,782
                                                                --------
                                                                  60,852
                                                                --------
            CAPITAL GOODS -- 5.3%
      54    Alliant Techsystems, Inc. (D).....................     4,214
      72    Deere & Co. ......................................     6,845
     363    Goodrich Corp. ...................................    16,544
      63    Kennametal, Inc. .................................     3,708
      88    Varian Semiconductor Equipment Associates, Inc.
              (D).............................................     4,019
                                                                --------
                                                                  35,330
                                                                --------
            CONSUMER CYCLICAL -- 8.3%
     324    American Axle & Manufacturing Holdings, Inc. .....     6,155
     166    Circuit City Stores, Inc. ........................     3,147
     673    Foot Locker, Inc. ................................    14,750
     193    Home Depot, Inc. .................................     7,767
     155    Lear Corp. (G)....................................     4,577
     415    Ruby Tuesday, Inc. (G)............................    11,393
     259    TRW Automotive Holdings Corp. (D).................     6,687
      57    Walter Industries.................................     1,545
                                                                --------
                                                                  56,021
                                                                --------
            CONSUMER STAPLES -- 2.1%
     107    Avon Products, Inc. ..............................     3,525
   4,218    Pan Fish ASA (D)(A)...............................     3,836
     258    Unilever N.V. NY Shares (G).......................     7,022
                                                                --------
                                                                  14,383
                                                                --------
            ENERGY -- 9.2%
     641    Brasil EcoDiesel Industria........................     3,542
     139    ExxonMobil Corp. .................................    10,667
      74    GlobalSantaFe Corp. ..............................     4,326
      84    Noble Corp. ......................................     6,397
     135    Noble Energy, Inc. ...............................     6,639
      88    Petro-Canada......................................     3,607
     417    Talisman Energy, Inc. ............................     7,087
     213    Total S.A. ADR....................................    15,290
     170    UGI Corp. ........................................     4,649
                                                                --------
                                                                  62,204
                                                                --------
            FINANCE -- 29.0%
     337    ACE Ltd. .........................................    20,436
     149    Aetna, Inc. ......................................     6,434

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
      77    Allstate Corp. ...................................  $  5,033
      66    AMBAC Financial Group, Inc. ......................     5,879
     117    American International Group, Inc. ...............     8,391
     620    Apollo Investment Corp. ..........................    13,888
     622    Bank of America Corp. ............................    33,183
     262    Capital One Financial Corp. ......................    20,135
      73    CIT Group, Inc. ..................................     4,077
     439    E*Trade Financial Corp. (D).......................     9,831
      88    Everest Re Group Ltd. ............................     8,585
     360    Genesis Lease Ltd. (D)(G).........................     8,460
     280    KKR Financial Corp. ..............................     7,509
     215    Platinum Underwriters Holdings Ltd. ..............     6,664
     490    Royal Bank of Scotland Group plc (A)..............    19,066
     191    UBS AG............................................    11,493
     276    UnumProvident Corp. ..............................     5,744
                                                                --------
                                                                 194,808
                                                                --------
            HEALTH CARE -- 7.2%
      62    Astellas Pharma, Inc. (A).........................     2,815
     164    Bristol-Myers Squibb Co. .........................     4,322
     138    Cooper Companies, Inc. ...........................     6,123
     698    Impax Laboratories, Inc. (A)(D)(H)................     6,153
      50    Sanofi-Aventis S.A. (A)...........................     4,598
     276    Sanofi-Aventis S.A. ADR...........................    12,748
     226    Wyeth.............................................    11,528
                                                                --------
                                                                  48,287
                                                                --------
            SERVICES -- 7.3%
      59    Apollo Group, Inc. Class A (D)....................     2,284
      93    Avid Technology, Inc. (D)(G)......................     3,461
     168    Avis Budget Group, Inc. ..........................     3,635
      30    Comcast Corp. Class A (D).........................     1,253
     294    Comcast Corp. Special Class A (D).................    12,296
     184    Entercom Communications Corp. ....................     5,194
      87    Liberty Global, Inc. (D)..........................     2,545
      89    Liberty Global, Inc. Class C (D)..................     2,478
     132    R.H. Donnelley Corp. (G)..........................     8,268
     761    Unisys Corp. (D)..................................     5,969
      40    Viacom, Inc. Class B (D)..........................     1,621
                                                                --------
                                                                  49,004
                                                                --------
            TECHNOLOGY -- 17.4%
     226    Arrow Electronics, Inc. (D).......................     7,124
     815    Cinram International Income Fund..................    16,029
     832    Cisco Systems, Inc. (D)...........................    22,728
      26    Embarq Corp. .....................................     1,348
     140    Fairchild Semiconductor International, Inc. (D)...     2,348
     550    Flextronics International Ltd. (D)................     6,312
     358    Microsoft Corp. ..................................    10,693
     167    NCR Corp. (D).....................................     7,145
     587    Powerwave Technologies, Inc. (D)(G)...............     3,787
     128    QLogic Corp. (D)..................................     2,808
     112    Seagate Technology................................     2,968
     343    Sprint Nextel Corp. (G)...........................     6,476
     309    Symantec Corp. (D)................................     6,443
     135    Tektronix, Inc. ..................................     3,944

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     263    Telefonaktiebolaget LM Ericsson ADR (G)...........  $ 10,589
     164    Verizon Communications, Inc. (G)..................     6,104
                                                                --------
                                                                 116,846
                                                                --------
            TRANSPORTATION -- 4.4%
     405    UAL Corp. (D)(G)..................................    17,829
     219    US Airways Group, Inc. (D) (J)....................    11,786
                                                                --------
                                                                  29,615
                                                                --------
            Total common stock
              (cost $568,130).................................  $667,350
                                                                --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 10.0%
            REPURCHASE AGREEMENTS -- 1.3%
 $ 1,933    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $  1,933
   2,666    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................     2,666
      29    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................        29
   1,669    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................     1,669
     570    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%,01/02/2007................................       570
   1,669    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................     1,669
                                                                --------
                                                                   8,536
                                                                --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 8.7%
  58,689    BNY Institutional Cash Reserve Fund...............  $ 58,689
                                                                --------
            Total short-term investments
              (cost $67,225)..................................  $ 67,225
                                                                --------
            Total investments in securities
              (cost $635,355) (C).............................  $734,575
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 18.75% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $36,468, which represents 5.42% of total net assets.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $635,940 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $106,302
      Unrealized depreciation........................    (7,667)
                                                       --------
      Net unrealized appreciation....................  $ 98,635
                                                       ========

  (D)Currently non-income producing.

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

 (G) Security is partially on loan at December 31, 2006.

  (H)The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD ACQUIRED    SHARES/PAR   SECURITY                  COST BASIS
      ---------------    ----------   --------                  ----------
      12/2005 - 12/2006     698       Impax Laboratories, Inc.    $5,885

 (J) Securities exempt from registration under Regulation D of the Securities Act of 1933. These securities are determined to be liquid. At December 31, 2006, the market value of these securities was $11,786, which represents 1.75% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                                                                     UNREALIZED
                                                                MARKET          CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                                TRANSACTION          VALUE            AMOUNT            DATE            (DEPRECIATION)
-----------                                -----------          ------          --------         ---------         --------------
British Pound                                 Buy               $  343           $  342          1/02/2007              $ 1
Canadian Dollar                               Buy                1,111            1,116          1/02/2007               (5)
Euro                                          Buy                   88               88          1/02/2007               --
Japanese Yen                                  Buy                   54               54          1/04/2007               --
Norwegian Krone                               Buy                   87               86          1/02/2007                1
                                                                                                                        ---
                                                                                                                        $(3)
                                                                                                                        ===

The aggregate value of this security at December 31, 2006 was $6,153,which represents 0.91% of total net assets.

The accompanying notes are an integral part of these financial statements.

                      (This page intentionally left blank)

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF ASSETS AND LIABILITIES
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                   HARTFORD
                                                               HARTFORD           BLUE CHIP
                                                               ADVISERS             STOCK
                                                               HLS FUND            HLS FUND
                                                              -----------         ----------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................  $10,166,864         $  169,605
  Cash......................................................          375                  1
  Foreign currency on deposit with custodian#...............           --                 --
  Unrealized appreciation on forward foreign currency
    contracts...............................................            1                 --
  Unrealized appreciation on forward bond contracts.........           --                 --
  Unrealized appreciation on credit default swap
    contracts...............................................           --                 --
  Receivables:
    Investment securities sold..............................       54,997                406
    Fund shares sold........................................          231                 14
    Dividends and interest..................................       34,763                124
    Variation margin........................................           --                 --
  Other assets..............................................           42                  5
                                                              -----------         ----------
Total assets................................................   10,257,273            170,155
                                                              -----------         ----------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................           --                 --
  Unrealized depreciation on forward bond contracts.........           --                 --
  Unrealized depreciation on credit default swap
    contracts...............................................           --                 --
  Bank overdraft -- U.S. Dollars............................           --                 --
  Payable upon return of securities loaned..................    1,781,676             30,218
  Payables:
    Investment securities purchased.........................        5,583                725
    Fund shares redeemed....................................        8,213                 33
    Variation margin........................................           --                 --
    Investment management and advisory fees.................          467                 12
    Administrative services fee.............................          232                 --
    Distribution fees.......................................           43                 --
  Accrued expenses..........................................          840                 17
  Written options...........................................           --                 --
                                                              -----------         ----------
Total liabilities...........................................    1,797,054             31,005
                                                              -----------         ----------
Net assets..................................................  $ 8,460,219         $  139,150
                                                              ===========         ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in capital...........................  $ 7,905,005         $  119,043
Accumulated undistributed (distribution in excess of) net
  investment income.........................................        7,195                 47
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................       90,854             12,772
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................      457,165              7,288
                                                              -----------         ----------
Net assets..................................................  $ 8,460,219         $  139,150
                                                              ===========         ==========
Shares authorized...........................................    9,500,000            700,000
                                                              -----------         ----------
Par value...................................................  $     0.001         $    0.001
                                                              -----------         ----------
CLASS IA: Net asset value per share.........................  $     22.60         $    20.18
                                                              -----------         ----------
          Shares outstanding................................      318,941              6,897
                                                              -----------         ----------
          Net assets........................................  $ 7,207,926         $  139,150
                                                              -----------         ----------
CLASS IB: Net asset value per share.........................  $     22.78         $       --
                                                              -----------         ----------
          Shares outstanding................................       54,968                 --
                                                              -----------         ----------
          Net assets........................................  $ 1,252,293         $       --
                                                              -----------         ----------
@ Cost of securities........................................  $ 9,709,700         $  162,317
                                                              -----------         ----------
@ Market value of securities on loan........................  $ 1,729,538         $   29,548
                                                              -----------         ----------
# Cost of foreign currency on deposit with custodian........  $        --         $       --
                                                              -----------         ----------
* Cash of $2,498 was pledged as initial margin deposit for
  open futures contracts.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      HARTFORD       HARTFORD                             HARTFORD
      CAPITAL         CAPITAL           HARTFORD        DIVIDEND AND     HARTFORD       HARTFORD       HARTFORD          HARTFORD
    APPRECIATION   OPPORTUNITIES   DISCIPLINED EQUITY      GROWTH      EQUITY INCOME     FOCUS      GLOBAL ADVISERS   GLOBAL LEADERS
      HLS FUND       HLS FUND           HLS FUND          HLS FUND       HLS FUND       HLS FUND       HLS FUND          HLS FUND
    ------------   -------------   ------------------   ------------   -------------   ----------   ---------------   --------------
    $15,188,945     $   11,150         $1,780,476        $8,440,281      $474,185       $ 82,896      $  373,770        $1,323,202
          2,806             --              2,498*               --            --             --              13                --
         47,898             --                 --                --            --             --              91               444
             47             --                 --                --            --             --           1,409                11
             --             --                 --                --            --             --             554                --
             --             --                 --                --            --             --              --                --
         46,827             --                425            11,993           930             --          31,994            19,459
          2,782             --              2,416             2,847           543             29              50               414
         21,958             11              2,465             7,783         1,078             78           1,247               273
             --             --                 --                --            --             --              66                --
             61             --                 13                26            10             --               8                 8
    -----------     ----------         ----------        ----------      --------       --------      ----------        ----------
     15,311,324         11,161          1,788,293         8,462,930       476,746         83,003         409,202         1,343,811
    -----------     ----------         ----------        ----------      --------       --------      ----------        ----------
          6,341             --                 --                --            --             --           1,148                27
             --             --                 --                --            --             --             545                --
             --             --                 --                --            --             --              --                --
             --             --                 --                --            --             --              --                --
        596,978             --             30,653         1,155,920         7,211             --           2,991           110,395
        131,870             --                 --            20,164         2,348             --          33,208             9,743
         15,972             34                881            10,083           146             79             631               826
             --             --                162                --            --             --              15                --
            861              1                114               437            39              7              28                83
            400             --                 48               200            13              2              10                34
             96             --                 12                55             4              1               2                10
          1,388             12                134               567            42             21              50               152
             --             --                111                --            --             --              --                --
    -----------     ----------         ----------        ----------      --------       --------      ----------        ----------
        753,906             47             32,115         1,187,426         9,803            110          38,628           121,270
    -----------     ----------         ----------        ----------      --------       --------      ----------        ----------
    $14,557,418     $   11,114         $1,756,178        $7,275,504      $466,943       $ 82,893      $  370,574        $1,222,541
    ===========     ==========         ==========        ==========      ========       ========      ==========        ==========
    $11,580,524     $   19,192         $1,545,062        $5,669,632      $387,876       $ 71,908      $  329,743        $  999,811
         (2,872)            35              1,000             3,359           605             43            (812)           (2,425)
        498,316         (9,652)           (19,894)           80,456        17,110          6,674           6,022            23,256
      2,481,450          1,539            230,010         1,522,057        61,352          4,268          35,621           201,899
    -----------     ----------         ----------        ----------      --------       --------      ----------        ----------
    $14,557,418     $   11,114         $1,756,178        $7,275,504      $466,943       $ 82,893      $  370,574        $1,222,541
    ===========     ==========         ==========        ==========      ========       ========      ==========        ==========
      5,000,000        700,000          3,500,000         4,000,000       800,000        800,000       1,000,000         3,400,000
    -----------     ----------         ----------        ----------      --------       --------      ----------        ----------
    $     0.001     $    0.001         $    0.001        $    0.001      $  0.001       $  0.001      $    0.001        $    0.001
    -----------     ----------         ----------        ----------      --------       --------      ----------        ----------
    $     53.49     $     7.59         $    14.08        $    22.79      $  14.20       $  10.56      $    12.71        $    20.09
    -----------     ----------         ----------        ----------      --------       --------      ----------        ----------
        219,618          1,465             99,523           248,854        25,362          4,625          24,108            46,902
    -----------     ----------         ----------        ----------      --------       --------      ----------        ----------
    $11,746,831     $   11,114         $1,401,619        $5,671,552      $360,210       $ 48,852      $  306,498        $  942,258
    -----------     ----------         ----------        ----------      --------       --------      ----------        ----------
    $     53.21     $       --         $    14.01        $    22.72      $  14.19       $  10.54      $    12.67        $    20.02
    -----------     ----------         ----------        ----------      --------       --------      ----------        ----------
         52,824             --             25,315            70,589         7,521          3,231           5,058            14,003
    -----------     ----------         ----------        ----------      --------       --------      ----------        ----------
    $ 2,810,587     $       --         $  354,559        $1,603,952      $106,733       $ 34,041      $   64,076        $  280,283
    -----------     ----------         ----------        ----------      --------       --------      ----------        ----------
    $12,700,827     $    9,611         $1,551,182        $6,918,224      $412,833       $ 78,628      $  337,977        $1,121,313
    -----------     ----------         ----------        ----------      --------       --------      ----------        ----------
    $   580,043     $       --         $   29,724        $1,107,089      $  7,037       $     --      $    2,908        $  106,045
    -----------     ----------         ----------        ----------      --------       --------      ----------        ----------
    $    48,222     $       --         $       --        $       --      $     --       $     --      $       91        $      448
    -----------     ----------         ----------        ----------      --------       --------      ----------        ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                   HARTFORD
                                                               HARTFORD             GROWTH
                                                                GROWTH           OPPORTUNITIES
                                                               HLS FUND            HLS FUND
                                                              ----------         -------------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................   $593,221           $1,408,139
  Cash......................................................          1                   --
  Foreign currency on deposit with custodian#...............         --                   --
  Unrealized appreciation on forward foreign currency
    contracts...............................................         --                   --
  Unrealized appreciation on forward foreign bond
    contracts...............................................         --                   --
  Unrealized appreciation on credit default swap
    contracts...............................................         --                   --
  Receivables:
    Investment securities sold..............................     10,238               13,009
    Fund shares sold........................................      1,625                  308
    Dividends and interest..................................        553                  971
    Variation margin........................................         --                   --
  Other assets..............................................          9                    6
                                                               --------           ----------
Total assets................................................    605,647            1,422,433
                                                               --------           ----------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................         --                   --
  Unrealized depreciation on forward bond contracts.........         --                   --
  Unrealized depreciation on credit default swap
    contracts...............................................         --                   --
  Bank overdraft -- U.S. Dollars............................         --                  605
  Payable upon return of securities loaned..................     25,747              114,640
  Payables:
    Investment securities purchased.........................      9,755                4,086
    Fund shares redeemed....................................        344                1,433
    Variation margin........................................         --                   --
    Investment management and advisory fees.................         46                  109
    Administrative services fee.............................         16                   --
    Distribution fees.......................................          6                    7
  Accrued expenses..........................................         69                  166
  Written options...........................................         --                   --
                                                               --------           ----------
Total liabilities...........................................     35,983              121,046
                                                               --------           ----------
Net assets..................................................   $569,664           $1,301,387
                                                               ========           ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in capital...........................   $513,021           $1,088,607
Accumulated undistributed (distribution in excess of) net
  investment income.........................................         75                  389
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................     11,844               25,228
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................     44,724              187,163
                                                               --------           ----------
Net assets..................................................   $569,664           $1,301,387
                                                               ========           ==========
Shares authorized...........................................    800,000              700,000
                                                               --------           ----------
Par value...................................................   $  0.001           $    0.001
                                                               --------           ----------
CLASS IA: Net asset value per share.........................   $  12.32           $    30.13
                                                               --------           ----------
          Shares outstanding................................     30,815               36,628
                                                               --------           ----------
          Net assets........................................   $379,601           $1,103,590
                                                               --------           ----------
CLASS IB: Net asset value per share.........................   $  12.17           $    29.90
                                                               --------           ----------
          Shares outstanding................................     15,620                6,616
                                                               --------           ----------
          Net assets........................................   $190,063           $  197,797
                                                               --------           ----------
@ Cost of securities........................................   $548,497           $1,220,976
                                                               --------           ----------
@ Market value of securities on loan........................   $ 25,093           $  111,630
                                                               --------           ----------
# Cost of foreign currency on deposit with custodian........   $     --           $       --
                                                               --------           ----------

* Previously known as Hartford MidCap Stock HLS Fund. Name change effective December 11, 2006.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                    HARTFORD           HARTFORD        HARTFORD        HARTFORD       HARTFORD     HARTFORD
     HARTFORD     HARTFORD       INTERNATIONAL       INTERNATIONAL   INTERNATIONAL   INTERNATIONAL    LARGECAP      MIDCAP
    HIGH YIELD     INDEX      CAPITAL APPRECIATION   OPPORTUNITIES   SMALL COMPANY       STOCK         GROWTH       GROWTH
     HLS FUND     HLS FUND          HLS FUND           HLS FUND        HLS FUND        HLS FUND       HLS FUND    HLS FUND*
    ----------   ----------   --------------------   -------------   -------------   -------------   ----------   ----------
    $  889,282   $2,004,600         $905,039          $2,147,446       $507,637        $126,638       $ 59,497     $68,256
            --           --               --               9,429          1,268              --             --          --
           434           --              293                 128             --              --             --          --
             3           --                4                 551              3              --             --          --
            --           --               --                  --             --              --             --          --
            --           --               --                  --             --              --             --          --
           990          345            8,276              18,920          2,499             621             --          15
           639          415              396               1,422            294              11             14           1
        13,185        2,557              275                 742            385             186             64          29
            --           --               --                  --             --              --             --          --
            16            7                7                   9              6               1              1           1
    ----------   ----------         --------          ----------       --------        --------       --------     -------
       904,549    2,007,924          914,290           2,178,647        512,092         127,457         59,576      68,302
    ----------   ----------         --------          ----------       --------        --------       --------     -------
            --           --               21                 853             10              --             --          --
            --           --               --                  --             --              --             --          --
            --           --               --                  --             --              --             --          --
           162           28               --                  --             --              --             --          --
       159,967      128,688           35,970             173,189         95,465          24,894             --      13,650
         7,686           --               32              24,297          4,421             373             --       1,206
           694        3,843              529               1,434            173              94             74          30
            38           69               --                  --             --              --             --          --
            53           26               71                 127             36              12              7           7
            20           52               24                  54             11              --             --          --
             9           10               10                  13              4              --             --          --
            68          182               98                 254             61              21             13          14
            --           --               --                  --             --              --             --          --
    ----------   ----------         --------          ----------       --------        --------       --------     -------
       168,697      132,898           36,755             200,221        100,181          25,394             94      14,907
    ----------   ----------         --------          ----------       --------        --------       --------     -------
    $  735,852   $1,875,026         $877,535          $1,978,426       $411,911        $102,063       $ 59,482     $53,395
    ==========   ==========         ========          ==========       ========        ========       ========     =======
    $  754,087   $1,512,515         $705,211          $1,612,587       $347,111        $ 81,135       $ 90,673     $49,614
           990          647             (285)                476           (166)          1,607              8          --
       (33,202)     (13,470)          24,521              66,754         12,382            (819)       (38,255)      3,773
        13,977      375,334          148,088             298,609         52,584          20,140          7,056           8
    ----------   ----------         --------          ----------       --------        --------       --------     -------
    $  735,852   $1,875,026         $877,535          $1,978,426       $411,911        $102,063       $ 59,482     $53,395
    ==========   ==========         ========          ==========       ========        ========       ========     =======
     2,800,000    4,000,000          800,000           2,625,000        800,000         700,000        700,000     700,000
    ----------   ----------         --------          ----------       --------        --------       --------     -------
    $    0.001   $    0.001         $  0.001          $    0.001       $  0.001        $  0.001       $  0.001     $ 0.001
    ----------   ----------         --------          ----------       --------        --------       --------     -------
    $     9.35   $    32.36         $  14.18          $    15.23       $  16.77        $  18.06       $  10.17     $ 10.88
    ----------   ----------         --------          ----------       --------        --------       --------     -------
        50,402       49,382           40,525             104,794         17,568           5,652          5,851       4,906
    ----------   ----------         --------          ----------       --------        --------       --------     -------
    $  471,327   $1,598,176         $574,806          $1,596,055       $294,660        $102,063       $ 59,482     $53,395
    ----------   ----------         --------          ----------       --------        --------       --------     -------
    $     9.27   $    32.22         $  14.10          $    15.36       $  16.64        $     --       $     --     $    --
    ----------   ----------         --------          ----------       --------        --------       --------     -------
        28,534        8,592           21,467              24,899          7,046              --             --          --
    ----------   ----------         --------          ----------       --------        --------       --------     -------
    $  264,525   $  276,850         $302,729          $  382,371       $117,251        $     --       $     --     $    --
    ----------   ----------         --------          ----------       --------        --------       --------     -------
    $  874,875   $1,629,200         $756,962          $1,848,645       $455,062        $106,502       $ 52,441     $68,248
    ----------   ----------         --------          ----------       --------        --------       --------     -------
    $  156,721   $  124,678         $ 34,492          $  165,689       $ 90,427        $ 23,735       $     --     $13,337
    ----------   ----------         --------          ----------       --------        --------       --------     -------
    $      435   $       --         $    295          $      125       $     --        $     --       $     --     $    --
    ----------   ----------         --------          ----------       --------        --------       --------     -------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                    HARTFORD
                                                                HARTFORD            MORTGAGE
                                                              MONEY MARKET         SECURITIES
                                                                HLS FUND            HLS FUND
                                                              ------------         ----------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................   $1,876,835          $  622,887
  Cash......................................................          114               3,637
  Foreign currency on deposit with custodian#...............           --                  --
  Unrealized appreciation on forward foreign currency
    contracts...............................................           --                  --
  Unrealized appreciation on forward foreign bond
    contracts...............................................           --                  --
  Unrealized appreciation on credit default swap
    contracts...............................................           --                  --
  Receivables:
    Investment securities sold..............................           --                 413
    Fund shares sold........................................       11,129                 129
    Dividends and interest..................................        3,499               2,892
    Variation margin........................................           --                  17
  Other assets..............................................            8                   2
                                                               ----------          ----------
Total assets................................................    1,891,585             629,977
                                                               ----------          ----------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................           --                  --
  Unrealized depreciation on forward bonds..................           --                  --
  Unrealized depreciation on credit default swap
    contracts...............................................           --                  --
  Bank overdraft -- U.S. Dollars............................           --                  --
  Payable upon return of securities loaned..................           --                  --
  Payables:
    Investment securities purchased.........................           --              85,705
    Fund shares redeemed....................................       12,922                 665
    Variation margin........................................           --                  --
    Investment management and advisory fees.................           64                  19
    Administrative services fee.............................           51                  15
    Distribution fees.......................................           11                   5
  Accrued expenses..........................................          178                  60
  Written options...........................................           --                  --
                                                               ----------          ----------
Total liabilities...........................................       13,226              86,469
                                                               ----------          ----------
Net assets..................................................   $1,878,359          $  543,508
                                                               ==========          ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in capital...........................   $1,878,359          $  565,647
Accumulated undistributed (distribution in excess of) net
  investment income.........................................           --                 879
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................           --             (20,564)
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................           --              (2,454)
                                                               ----------          ----------
Net assets..................................................   $1,878,359          $  543,508
                                                               ==========          ==========
Shares authorized...........................................    7,000,000           1,200,000
                                                               ----------          ----------
Par value...................................................   $    0.001          $    0.001
                                                               ----------          ----------
CLASS IA: Net asset value per share.........................   $     1.00          $    10.82
                                                               ----------          ----------
          Shares outstanding................................    1,558,433              37,618
                                                               ----------          ----------
          Net assets........................................   $1,558,433          $  406,971
                                                               ----------          ----------
CLASS IB: Net asset value per share.........................   $     1.00          $    10.75
                                                               ----------          ----------
          Shares outstanding................................      319,926              12,703
                                                               ----------          ----------
          Net assets........................................   $  319,926          $  136,537
                                                               ----------          ----------
@  Cost of securities.......................................   $1,876,835          $  625,602
                                                               ----------          ----------
@  Market value of securities on loan.......................   $       --          $       --
                                                               ----------          ----------
#  Cost of foreign currency on deposit with custodian.......   $       --          $       --
                                                               ----------          ----------
*  Cash of $30 was pledged as initial margin deposit for
   open futures contracts.
** Investments in repurchase agreements were $106,621.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     HARTFORD     HARTFORD                   HARTFORD        HARTFORD                      HARTFORD
     SMALLCAP     SMALLCAP     HARTFORD    TOTAL RETURN   U.S. GOVERNMENT    HARTFORD        VALUE
      GROWTH       VALUE        STOCK          BOND         SECURITIES        VALUE      OPPORTUNITIES
     HLS FUND     HLS FUND     HLS FUND      HLS FUND        HLS FUND        HLS FUND      HLS FUND
    ----------   ----------   ----------   ------------   ---------------   ----------   -------------
    $1,106,681    $129,703    $5,273,830    $4,698,774      $1,196,851**     $441,950      $734,575
           457          30*           19           260           8,013              1           120
            --          --            --         3,581               9             --            26
            --          --            --           548              --             --             2
            --          --            --            --              --             --            --
            --          --            --            95              --             --            --
         1,589          --         3,458        18,512             440          2,919         7,797
           754          --           191         3,659           1,564            357         1,546
           621         242         6,211        36,500           6,963            807           454
            --           1            --            99              --             --            --
            --           4            20            16              --              1             2
    ----------    --------    ----------    ----------      ----------       --------      --------
     1,110,102     129,980     5,283,729     4,762,044       1,213,840        446,035       744,522
    ----------    --------    ----------    ----------      ----------       --------      --------
            --          --            --         1,089              --             --             5
            --          --            --            --              --             --            --
            --          --            --           138              --             --            --
            --         436            --            --              --             --            --
        83,802      26,430        17,647       302,916          38,767         16,869        58,689
         3,382         621         5,076       370,173         171,522          2,155        12,710
         2,727          55         3,363         5,291             764            801           185
             3           7            --            83              47             --            --
            86          12           186           146              62             35            57
            --          --           144           112              --             12            --
             9          --            26            36              10              5             6
            91          15           484           331              66             41            71
            --          --            --            --              --             --            --
    ----------    --------    ----------    ----------      ----------       --------      --------
        90,100      27,576        26,926       680,315         211,238         19,918        71,723
    ----------    --------    ----------    ----------      ----------       --------      --------
    $1,020,002    $102,404    $5,256,803    $4,081,729      $1,002,602       $426,117      $672,799
    ==========    ========    ==========    ==========      ==========       ========      ========
    $  931,692    $ 91,663    $4,781,215    $4,118,692      $  995,231       $308,386      $561,704
            --          30         4,252         4,639          42,556            332           345
          (472)      1,895        63,774       (42,015)        (31,492)        35,915        11,531
        88,782       8,816       407,562           413          (3,693)        81,484        99,219
    ----------    --------    ----------    ----------      ----------       --------      --------
    $1,020,002    $102,404    $5,256,803    $4,081,729      $1,002,602       $426,117      $672,799
    ==========    ========    ==========    ==========      ==========       ========      ========
       700,000     700,000     4,000,000     5,000,000         700,000        800,000       700,000
    ----------    --------    ----------    ----------      ----------       --------      --------
    $    0.001    $  0.001    $    0.001    $    0.001      $    0.001       $  0.001      $  0.001
    ----------    --------    ----------    ----------      ----------       --------      --------
    $    20.79    $  12.99    $    52.57    $    11.24      $    11.13       $  13.06      $  19.74
    ----------    --------    ----------    ----------      ----------       --------      --------
        35,894       7,870        85,559       270,560          63,943         21,288        25,772
    ----------    --------    ----------    ----------      ----------       --------      --------
    $  746,266    $102,233    $4,498,001    $3,041,321      $  711,639       $277,982      $508,648
    ----------    --------    ----------    ----------      ----------       --------      --------
    $    20.74    $  12.97    $    52.45    $    11.19      $    11.07       $  13.03      $  19.64
    ----------    --------    ----------    ----------      ----------       --------      --------
        13,200          13        14,468        92,981          26,274         11,366         8,359
    ----------    --------    ----------    ----------      ----------       --------      --------
    $  273,736    $    171    $  758,802    $1,040,408      $  290,963       $148,135      $164,151
    ----------    --------    ----------    ----------      ----------       --------      --------
    $1,017,896    $120,897    $4,866,268    $4,698,517      $1,199,816       $360,466      $635,355
    ----------    --------    ----------    ----------      ----------       --------      --------
    $   80,550    $ 25,781    $   16,788    $  296,791      $   37,994       $ 16,402      $ 57,046
    ----------    --------    ----------    ----------      ----------       --------      --------
    $       --    $     --    $       --    $    3,590      $        9       $     --      $     26
    ----------    --------    ----------    ----------      ----------       --------      --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                     HARTFORD
                                                                   HARTFORD          BLUE CHIP
                                                                   ADVISERS            STOCK
                                                                   HLS FUND          HLS FUND
                                                                  ----------         ---------
INVESTMENT INCOME:
  Dividends.................................................       $101,204          $  1,540
  Interest..................................................        149,436                37
  Securities lending........................................          4,977                --
  Less: foreign tax withheld................................         (2,981)               (8)
                                                                   --------          --------
    Total investment income, net............................        252,636             1,569
                                                                   --------          --------
EXPENSES:
  Investment management and advisory fees...................         35,509             1,234
  Administrative services fees..............................         17,669                --
  Distribution fees -- Class IB.............................          3,212                --
  Custodian fees............................................            290                15
  Accounting services.......................................          1,325                --
  Board of Directors' fees..................................            148                 3
  Other expenses............................................          1,255                37
                                                                   --------          --------
    Total expenses (before waivers and fees paid
     indirectly)............................................         59,408             1,289
  Expense waivers...........................................             --              (165)
  Commission recapture......................................         (1,015)               --
  Custodian fee offset......................................            (77)               --
                                                                   --------          --------
    Total waivers and fees paid indirectly..................         (1,092)             (165)
                                                                   --------          --------
    Total expenses, net.....................................         58,316             1,124
                                                                   --------          --------
  Net investment income (loss)..............................        194,320               445
                                                                   --------          --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................        731,054            31,927
  Net realized gain (loss) on futures, options and swap
    contracts...............................................          3,532                --
  Net realized gain (loss) on foreign currency
    transactions............................................            109               (12)
                                                                   --------          --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................        734,695            31,915
                                                                   --------          --------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND
  SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................        (63,623)          (21,442)
  Net unrealized appreciation (depreciation) of futures,
    options and swap contracts..............................           (457)               --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...             47                 1
                                                                   --------          --------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND
  SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS..........        (64,033)          (21,441)
                                                                   --------          --------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND SWAP
  CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS..............................................        670,662            10,474
                                                                   --------          --------
PAYMENTS FROM (TO) AFFILIATE (SEE NOTE 3G IN ACCOMPANYING
  NOTES TO FINANCIAL STATEMENTS)............................          6,804                --
                                                                   --------          --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................       $871,786          $ 10,919
                                                                   ========          ========

* Realized losses on written options were $12,413 for the Hartford Capital Appreciation HLS Fund.
** Realized gains on written options were $186 for the Hartford Disciplined Equity HLS Fund.
*** Realized losses on written options were $61 for the Hartford Global Advisers
    HLS Fund.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      HARTFORD       HARTFORD                             HARTFORD
      CAPITAL         CAPITAL           HARTFORD        DIVIDEND AND     HARTFORD      HARTFORD      HARTFORD          HARTFORD
    APPRECIATION   OPPORTUNITIES   DISCIPLINED EQUITY      GROWTH      EQUITY INCOME    FOCUS     GLOBAL ADVISERS   GLOBAL LEADERS
      HLS FUND       HLS FUND           HLS FUND          HLS FUND       HLS FUND      HLS FUND      HLS FUND          HLS FUND
    ------------   -------------   ------------------   ------------   -------------   --------   ---------------   --------------
     $  204,568        $144             $ 26,939         $  161,694       $10,986       $1,407        $ 2,813          $ 14,656
         11,133           3                2,239              3,745           393           38          6,670             1,001
          1,978          --                  159              1,143            --           --             83               440
         (6,354)         (1)                  (5)            (2,177)          (18)         (54)          (238)           (1,287)
     ----------        ----             --------         ----------       -------       ------        -------          --------
        211,325         146               29,332            164,405        11,361        1,391          9,328            14,810
     ----------        ----             --------         ----------       -------       ------        -------          --------
         61,249         108                7,447             29,539         2,257          555          2,149             6,040
         28,411          --                3,093             13,489           742          171            771             2,431
          6,937          --                  865              3,828           227           90            166               697
          1,800           5                   15                 17             9           19             89               342
          2,131          --                  232              1,012            56           13             58               182
            230          --                   23                107             6            2              7                21
          1,950          22                  249                963            70           40             87               216
     ----------        ----             --------         ----------       -------       ------        -------          --------
        102,708         135               11,924             48,955         3,367          890          3,327             9,929
             --         (24)                  --                 --          (371)         (71)            --                --
         (1,360)         --                  (63)              (340)          (18)         (15)           (58)             (260)
            (52)         --                   (5)                (4)           --           (2)           (10)               (3)
     ----------        ----             --------         ----------       -------       ------        -------          --------
         (1,412)        (24)                 (68)              (344)         (389)         (88)           (68)             (263)
     ----------        ----             --------         ----------       -------       ------        -------          --------
        101,296         111               11,856             48,611         2,978          802          3,259             9,666
     ----------        ----             --------         ----------       -------       ------        -------          --------
        110,029          35               17,476            115,794         8,383          589          6,069             5,144
     ----------        ----             --------         ----------       -------       ------        -------          --------
      1,783,272         647               44,174            538,273        17,190        6,730         20,523            80,825
        (12,413)*        --                2,199**               --            --           --         (2,197)***            --
           (282)         --                   --                 --            --           (9)          (651)             (661)
     ----------        ----             --------         ----------       -------       ------        -------          --------
      1,770,577         647               46,373            538,273        17,190        6,721         17,675            80,164
     ----------        ----             --------         ----------       -------       ------        -------          --------
        293,335         207              119,931            599,277        46,269           25          7,851            70,983
             --          --                1,202                 --            --           --           (285)               --
         (6,972)         --                   --                 --            --           --            339                 6
     ----------        ----             --------         ----------       -------       ------        -------          --------
        286,363         207              121,133            599,277        46,269           25          7,905            70,989
     ----------        ----             --------         ----------       -------       ------        -------          --------
      2,056,940         854              167,506          1,137,550        63,459        6,746         25,580           151,153
     ----------        ----             --------         ----------       -------       ------        -------          --------
         11,567          --                  605              4,254            --          110            572             3,344
     ----------        ----             --------         ----------       -------       ------        -------          --------
     $2,178,536        $889             $185,587         $1,257,598       $71,842       $7,445        $32,221          $159,641
     ==========        ====             ========         ==========       =======       ======        =======          ========

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FOR THE YEAR ENDED DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                 HARTFORD
                                                                HARTFORD          GROWTH
                                                                 GROWTH        OPPORTUNITES
                                                                HLS FUND         HLS FUND
                                                                --------       ------------
INVESTMENT INCOME:
  Dividends.................................................    $ 4,896          $ 14,732
  Interest..................................................        483             1,017
  Securities lending........................................          3             1,416
  Less: foreign tax withheld................................       (153)             (380)
                                                                --------         --------
    Total investment income, net............................      5,229            16,785
                                                                --------         --------
EXPENSES:
  Investment management and advisory fees...................      3,349             7,629
  Administrative services fees..............................      1,133                --
  Distribution fees -- Class IB.............................        492               474
  Custodian fees............................................         13               236
  Accounting services.......................................         85                --
  Board of Directors' fees..................................          9                18
  Other expenses............................................        143               291
                                                                --------         --------
    Total expenses (before waivers and fees paid
     indirectly)............................................      5,224             8,648
  Expense waivers...........................................         --                --
  Commission recapture......................................        (92)             (271)
  Custodian fee offset......................................         (1)              (11)
                                                                --------         --------
    Total waivers and fees paid indirectly..................        (93)             (282)
                                                                --------         --------
    Total expenses, net.....................................      5,131             8,366
                                                                --------         --------
  Net investment income (loss)..............................         98             8,419
                                                                --------         --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................     44,228           124,772
  Net realized gain (loss) on futures, options and swap
    contracts...............................................         --                --
  Net realized gain (loss) on foreign currency
    transactions............................................         (7)               22
                                                                --------         --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................     44,221           124,794
                                                                --------         --------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND
  SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................    (19,797)            3,809
  Net unrealized appreciation (depreciation) of futures,
    options and swap contracts..............................         --                --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...         --                (4)
                                                                --------         --------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND
  SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS..........    (19,797)            3,805
                                                                --------         --------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND SWAP
  CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS..............................................     24,424           128,599
                                                                --------         --------
PAYMENTS FROM (TO) AFFILIATE (SEE NOTE 3G IN ACCOMPANYING
  NOTES TO FINANCIAL STATEMENTS)............................        286             1,098
                                                                --------         --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $24,808          $138,116
                                                                ========         ========

 * Previously known as Hartford MidCap Stock HLS Fund. Name change effective December 11, 2006.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                    HARTFORD           HARTFORD        HARTFORD        HARTFORD      HARTFORD   HARTFORD
     HARTFORD     HARTFORD       INTERNATIONAL       INTERNATIONAL   INTERNATIONAL   INTERNATIONAL   LARGECAP    MIDCAP
    HIGH YIELD     INDEX      CAPITAL APPRECIATION   OPPORTUNITIES   SMALL COMPANY       STOCK        GROWTH     GROWTH
     HLS FUND     HLS FUND          HLS FUND           HLS FUND        HLS FUND        HLS FUND      HLS FUND   HLS FUND*
    ----------   ----------   --------------------   -------------   -------------   -------------   --------   ---------
     $    --      $ 35,810          $ 11,020           $ 39,111         $ 6,976         $ 2,823       $  769     $   305
      57,262           535             1,181              2,607             333              72           32          74
         495           198               503              1,761             423              99           --           2
          --            --            (1,260)            (4,771)           (852)           (333)          (5)         (1)
     -------      --------          --------           --------         -------         -------       ------     -------
      57,757        36,543            11,444             38,708           6,880           2,661          796         380
     -------      --------          --------           --------         -------         -------       ------     -------
       3,757         3,456             4,408              8,327           2,216             842          558         487
       1,424         3,770             1,467              3,507             697              --           --          --
         659           661               676                864             260              --           --          --
          24            80               300                822             200              45            5           8
         107           283               110                263              52              --           --          --
          11            31                11                 27               5               1            1           1
         193           266               129                282              86              34           29          37
     -------      --------          --------           --------         -------         -------       ------     -------
       6,175         8,547             7,101             14,092           3,516             922          593         533
        (356)       (1,572)               --                 --              --              --          (62)       (108)
          --            --              (196)              (385)            (60)            (18)          --          --
         (34)           (5)               (1)                (3)             --              --           --          --
     -------      --------          --------           --------         -------         -------       ------     -------
        (390)       (1,577)             (197)              (388)            (60)            (18)         (62)       (108)
     -------      --------          --------           --------         -------         -------       ------     -------
       5,785         6,970             6,904             13,704           3,456             904          531         425
     -------      --------          --------           --------         -------         -------       ------     -------
      51,972        29,573             4,540             25,004           3,424           1,757          265         (45)
     -------      --------          --------           --------         -------         -------       ------     -------
        (250)       86,852            81,570            240,667          54,594          15,725        2,508      11,873
         153         2,005                --                 --              --              --           --          --
        (118)           --               (42)            (1,828)            600            (132)          --          --
     -------      --------          --------           --------         -------         -------       ------     -------
        (215)       88,857            81,528            238,839          55,194          15,593        2,508      11,873
     -------      --------          --------           --------         -------         -------       ------     -------
      23,383       149,275            73,299            122,554          29,577           2,733        1,018      (5,650)
        (433)           94                --                 --              --              --           --          --
         388            --                14               (180)           (680)              5           --          --
     -------      --------          --------           --------         -------         -------       ------     -------
      23,338       149,369            73,313            122,374          28,897           2,738        1,018      (5,650)
     -------      --------          --------           --------         -------         -------       ------     -------
      23,123       238,226           154,841            361,213          84,091          18,331        3,526       6,223
     -------      --------          --------           --------         -------         -------       ------     -------
         129            90                11                314              11              --           --          --
     -------      --------          --------           --------         -------         -------       ------     -------
     $75,224      $267,889          $159,392           $386,531         $87,526         $20,088       $3,791     $ 6,178
     =======      ========          ========           ========         =======         =======       ======     =======

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FOR THE YEAR ENDED DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                      HARTFORD
                                                                  HARTFORD            MORTGAGE
                                                                MONEY MARKET         SECURITIES
                                                                  HLS FUND            HLS FUND
                                                                ------------         ----------
INVESTMENT INCOME:
  Dividends.................................................      $    --              $    --
  Interest..................................................       90,349               30,210
  Securities lending........................................           --                   --
  Less: foreign tax withheld................................           --                   --
                                                                  -------              -------
    Total investment income, net............................       90,349               30,210
                                                                  -------              -------
EXPENSES:
  Investment management and advisory fees...................        4,419                1,441
  Administrative services fees..............................        3,535                1,153
  Distribution fees -- Class IB.............................          747                  369
  Custodian fees............................................           10                   15
  Accounting services.......................................          265                   86
  Board of Directors' fees..................................           27                   10
  Other expenses............................................          313                  102
                                                                  -------              -------
    Total expenses (before waivers and fees paid
     indirectly)............................................        9,316                3,176
  Expense waivers...........................................           --                   --
  Commission recapture......................................           --                   --
  Custodian fee offset......................................           (5)                  (9)
                                                                  -------              -------
    Total waivers and fees paid indirectly..................           (5)                  (9)
                                                                  -------              -------
    Total expenses, net.....................................        9,311                3,167
                                                                  -------              -------
  Net investment income (loss)..............................       81,038               27,043
                                                                  -------              -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................            1               (2,435)
  Net realized gain (loss) on futures, options and swap
    contracts...............................................           --                 (288)
  Net realized gain (loss) on foreign currency
    transactions............................................           --                   --
                                                                  -------              -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................            1               (2,723)
                                                                  -------              -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND
  SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................           --                  789
  Net unrealized appreciation (depreciation) of futures,
    options and swap contracts..............................           --                  261
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...           --                   --
                                                                  -------              -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND
  SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS..........           --                1,050
                                                                  -------              -------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND SWAP
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS...............            1               (1,673)
                                                                  -------              -------
PAYMENTS FROM (TO) AFFILIATE (SEE NOTE 3G IN ACCOMPANYING
  NOTES TO FINANCIAL STATEMENTS)............................           --                   --
                                                                  -------              -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $81,039              $25,370
                                                                  =======              =======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HARTFORD   HARTFORD                HARTFORD        HARTFORD                          HARTFORD
    SMALLCAP   SMALLCAP   HARTFORD   TOTAL RETURN   U.S. GOVERNMENT      HARTFORD          VALUE
     GROWTH     VALUE      STOCK         BOND         SECURITIES          VALUE        OPPORTUNITIES
    HLS FUND   HLS FUND   HLS FUND     HLS FUND        HLS FUND          HLS FUND        HLS FUND
    --------   --------   --------   ------------   ---------------   --------------   -------------
    $ 8,056    $ 2,095    $92,268      $    367         $    --          $ 7,667         $ 11,415
        637        268      1,216       206,125          46,607              287              250
      1,645         --      1,695         1,117             282                4              219
         (4)        (1)    (2,658)           --              --               (2)            (483)
    --------   -------    --------     --------         -------          -------         --------
     10,334      2,362     92,521       207,609          46,889            7,956           11,401
    --------   -------    --------     --------         -------          -------         --------
      6,041        889     13,697        10,202           4,286            2,199            3,620
         --         --     10,608         7,811              --              721               --
        658         --      1,871         2,622             767              340              391
         27         31        190           116              61               10               28
         --         --        796           586              --               54               --
         16          2         95            62              15                5                9
        235         80        731           580             152               75              125
    --------   -------    --------     --------         -------          -------         --------
      6,977      1,002     27,988        21,979           5,281            3,404            4,173
         --         --         --            --              --               --               --
       (140)        --       (987)           --              --              (27)             (43)
        (10)       (14)       (17)          (80)             (7)              (1)              (4)
    --------   -------    --------     --------         -------          -------         --------
       (150)       (14)    (1,004)          (80)             (7)             (28)             (47)
    --------   -------    --------     --------         -------          -------         --------
      6,827        988     26,984        21,899           5,274            3,376            4,126
    --------   -------    --------     --------         -------          -------         --------
      3,507      1,374     65,537       185,710          41,615            4,580            7,275
    --------   -------    --------     --------         -------          -------         --------
     69,117     19,353    646,164       (19,320)         (8,974)          36,922           46,712
        247         59       (200)       (1,138)           (201)              --               --
         --         --        106        (3,287)            179               --              (13)
    --------   -------    --------     --------         -------          -------         --------
     69,364     19,412    646,070       (23,745)         (8,996)          36,922           46,699
    --------   -------    --------     --------         -------          -------         --------
    (13,939)    (3,769)    (4,482)       21,620           5,654           30,229           47,434
         (3)        10         --           705            (728)              --               --
         --         --         41          (317)             --               --               --
    --------   -------    --------     --------         -------          -------         --------
    (13,942)    (3,759)    (4,441)       22,008           4,926           30,229           47,434
    --------   -------    --------     --------         -------          -------         --------
     55,422     15,653    641,629        (1,737)         (4,070)          67,151           94,133
    --------   -------    --------     --------         -------          -------         --------
       (229)        --      5,820           107              --               33              280
    --------   -------    --------     --------         -------          -------         --------
    $58,700    $17,027    $712,986     $184,080         $37,545          $71,764         $101,688
    ========   =======    ========     ========         =======          =======         ========

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                     HARTFORD
                                                                       HARTFORD                   BLUE CHIP STOCK
                                                                   ADVISERS HLS FUND                 HLS FUND
                                                              ---------------------------   ---------------------------
                                                              FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                                 ENDED          ENDED          ENDED          ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2006           2005           2006           2005
                                                              ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss)..............................  $   194,320    $   196,156      $    445       $    515
  Net realized gain (loss) on investments, futures, options
    and swap contracts and foreign currency transactions....      734,695        906,755        31,915          5,402
  Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency
    transactions............................................      (64,033)      (420,729)      (21,441)         2,519
  Payments from (to) affiliate..............................        6,804             --            --             --
                                                              -----------    -----------      --------       --------
  Net increase in net assets resulting from operations......      871,786        682,182        10,919          8,436
                                                              -----------    -----------      --------       --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................     (166,222)      (272,290)         (458)        (1,289)
    Class IB................................................      (25,557)       (39,286)           --             --
  From net realized gain on investments
    Class IA................................................     (516,571)      (351,514)           --             --
    Class IB................................................      (89,064)       (58,538)           --             --
  From tax-return of capital
    Class IA................................................           --       (118,875)           --             --
    Class IB................................................           --        (19,797)           --             --
                                                              -----------    -----------      --------       --------
    Total distributions.....................................     (797,414)      (860,300)         (458)        (1,289)
                                                              -----------    -----------      --------       --------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................      173,052        187,216         2,497          2,729
      Issued on reinvestment of distributions...............      682,793        742,679           458          1,289
      Redeemed..............................................   (1,869,501)    (2,318,933)      (29,286)       (29,847)
                                                              -----------    -----------      --------       --------
    Total capital share transactions........................   (1,013,656)    (1,389,038)      (26,331)       (25,829)
                                                              -----------    -----------      --------       --------
    Class IB
      Sold..................................................       24,003         63,508            --             --
      Issued on reinvestment of distributions...............      114,621        117,621            --             --
      Redeemed..............................................     (262,691)      (252,096)           --             --
                                                              -----------    -----------      --------       --------
    Total capital share transactions........................     (124,067)       (70,967)           --             --
                                                              -----------    -----------      --------       --------
        Net increase (decrease) from capital share
          transactions......................................   (1,137,723)    (1,460,005)      (26,331)       (25,829)
                                                              -----------    -----------      --------       --------
        Net increase (decrease) in net assets...............   (1,063,351)    (1,638,123)      (15,870)       (18,682)
NET ASSETS:
  Beginning of period.......................................    9,523,570     11,161,693       155,020        173,702
                                                              -----------    -----------      --------       --------
  End of period.............................................  $ 8,460,219    $ 9,523,570      $139,150       $155,020
                                                              ===========    ===========      ========       ========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................  $     7,195    $        --      $     47       $     73
                                                              ===========    ===========      ========       ========
SHARE ACTIVITY:
    Class IA
      Sold..................................................        7,509          8,100           131            155
      Issued on reinvestment of distributions...............       30,245         32,735            23             72
      Redeemed..............................................      (80,891)       (99,678)       (1,531)        (1,687)
                                                              -----------    -----------      --------       --------
    Total share activity....................................      (43,137)       (58,843)       (1,377)        (1,460)
                                                              -----------    -----------      --------       --------
    Class IB
      Sold..................................................        1,030          2,719            --             --
      Issued on reinvestment of distributions...............        5,036          5,150            --             --
      Redeemed..............................................      (11,296)       (10,778)           --             --
                                                              -----------    -----------      --------       --------
    Total share activity....................................       (5,230)        (2,909)           --             --
                                                              -----------    -----------      --------       --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

             HARTFORD                      HARTFORD                      HARTFORD                      HARTFORD
       CAPITAL APPRECIATION          CAPITAL OPPORTUNITIES          DISCIPLINED EQUITY            DIVIDEND AND GROWTH
             HLS FUND                      HLS FUND                      HLS FUND                      HLS FUND
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2006           2005           2006           2005           2006           2005           2006           2005
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $   110,029    $    96,479      $    35        $    44       $   17,476     $   11,779     $  115,794     $  103,335
      1,770,577      2,125,947          647             32           46,373         78,302        538,273        247,944
        286,363       (294,622)         207           (147)         121,133        (12,263)       599,277         18,268
         11,567             --           --             --              605             --          4,254             --
    -----------    -----------      -------        -------       ----------     ----------     ----------     ----------
      2,178,536      1,927,804          889            (71)         185,587         77,818      1,257,598        369,547
    -----------    -----------      -------        -------       ----------     ----------     ----------     ----------
       (151,317)       (99,634)          --            (42)         (14,696)       (11,182)       (93,362)       (91,433)
        (29,396)       (15,790)          --             --           (2,529)        (2,973)       (22,067)       (23,657)
     (1,436,633)    (1,510,221)          --             --               --             --       (395,906)      (211,926)
       (347,480)      (373,818)          --             --               --             --       (113,682)       (64,731)
             --             --           --            (11)              --             --             --             --
             --             --           --             --               --             --             --             --
    -----------    -----------      -------        -------       ----------     ----------     ----------     ----------
     (1,964,826)    (1,999,463)          --            (53)         (17,225)       (14,155)      (625,017)      (391,747)
    -----------    -----------      -------        -------       ----------     ----------     ----------     ----------
        793,724        980,291          668            915          375,407        347,973        575,385        702,681
      1,587,950      1,609,855           --             53           14,697         11,182        489,268        303,359
     (2,124,483)    (1,962,162)      (3,859)        (2,808)        (139,427)      (156,297)      (859,340)      (729,202)
    -----------    -----------      -------        -------       ----------     ----------     ----------     ----------
        257,191        627,984       (3,191)        (1,840)         250,677        202,858        205,313        276,838
    -----------    -----------      -------        -------       ----------     ----------     ----------     ----------
        106,901        325,619           --             --           25,457         80,477         76,057        183,594
        376,876        389,608           --             --            2,528          2,973        135,749         88,388
       (508,433)      (418,122)          --             --          (50,657)       (31,269)      (259,525)      (154,365)
    -----------    -----------      -------        -------       ----------     ----------     ----------     ----------
        (24,656)       297,105           --             --          (22,672)        52,181        (47,719)       117,617
    -----------    -----------      -------        -------       ----------     ----------     ----------     ----------
        232,535        925,089       (3,191)        (1,840)         228,005        255,039        157,594        394,455
    -----------    -----------      -------        -------       ----------     ----------     ----------     ----------
        446,245        853,430       (2,302)        (1,964)         396,367        318,702        790,175        372,255
     14,111,173     13,257,743       13,416         15,380        1,359,811      1,041,109      6,485,329      6,113,074
    -----------    -----------      -------        -------       ----------     ----------     ----------     ----------
    $14,557,418    $14,111,173      $11,114        $13,416       $1,756,178     $1,359,811     $7,275,504     $6,485,329
    ===========    ===========      =======        =======       ==========     ==========     ==========     ==========
    $    (2,872)   $     2,079      $    35        $    --       $    1,000     $      571     $    3,359     $    1,884
    ===========    ===========      =======        =======       ==========     ==========     ==========     ==========
         14,540         17,986           94            133           28,473         28,356         26,036         33,702
         30,179         30,675           --              8            1,053            886         21,722         14,549
        (38,693)       (36,297)        (536)          (407)         (10,549)       (12,853)       (38,955)       (34,828)
    -----------    -----------      -------        -------       ----------     ----------     ----------     ----------
          6,026         12,364         (442)          (266)          18,977         16,389          8,803         13,423
    -----------    -----------      -------        -------       ----------     ----------     ----------     ----------
          1,959          6,092           --             --            1,951          6,744          3,433          8,897
          7,203          7,457           --             --              181            237          6,046          4,254
         (9,300)        (7,702)          --             --           (3,860)        (2,575)       (11,758)        (7,409)
    -----------    -----------      -------        -------       ----------     ----------     ----------     ----------
           (138)         5,847           --             --           (1,728)         4,406         (2,279)         5,742
    -----------    -----------      -------        -------       ----------     ----------     ----------     ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                       HARTFORD                      HARTFORD
                                                                     EQUITY INCOME                     FOCUS
                                                                       HLS FUND                      HLS FUND
                                                              ---------------------------   ---------------------------
                                                              FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                                 ENDED          ENDED          ENDED          ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2006           2005           2006           2005
                                                              ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss)..............................    $  8,383       $  5,128       $    589       $    562
  Net realized gain (loss) on investments, futures, options
    and swap contracts and foreign currency transactions....      17,190            915          6,721          7,485
  Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency
    transactions............................................      46,269          6,664             25           (247)
  Payments from (to) affiliate..............................          --             --            110             --
                                                                --------       --------       --------       --------
  Net increase in net assets resulting from operations......      71,842         12,707          7,445          7,800
                                                                --------       --------       --------       --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................      (6,424)        (3,760)          (398)          (860)
    Class IB................................................      (1,572)        (1,110)          (168)          (501)
  From net realized gain on investments
    Class IA................................................        (587)            --         (3,809)        (1,785)
    Class IB................................................        (200)            --         (2,777)        (1,463)
  From tax-return of capital
    Class IA................................................          --             --             --             --
    Class IB................................................          --             --             --             --
                                                                --------       --------       --------       --------
    Total distributions.....................................      (8,783)        (4,870)        (7,152)        (4,609)
                                                                --------       --------       --------       --------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................     115,567        161,388          8,031         12,484
      Issued on reinvestment of distributions...............       7,011          3,761          4,207          2,645
      Redeemed..............................................     (40,987)       (29,739)       (16,262)       (13,662)
                                                                --------       --------       --------       --------
    Total capital share transactions........................      81,591        135,410         (4,024)         1,467
                                                                --------       --------       --------       --------
    Class IB
      Sold..................................................      29,567         59,757          3,065          6,808
      Issued on reinvestment of distributions...............       1,772          1,110          2,945          1,964
      Redeemed..............................................     (19,614)        (8,618)       (14,037)        (9,886)
                                                                --------       --------       --------       --------
    Total capital share transactions........................      11,725         52,249         (8,027)        (1,114)
                                                                --------       --------       --------       --------
        Net increase (decrease) from capital share
          transactions......................................      93,316        187,659        (12,051)           353
                                                                --------       --------       --------       --------
        Net increase (decrease) in net assets...............     156,375        195,496        (11,758)         3,544
NET ASSETS:
  Beginning of period.......................................     310,568        115,072         94,651         91,107
                                                                --------       --------       --------       --------
  End of period.............................................    $466,943       $310,568       $ 82,893       $ 94,651
                                                                ========       ========       ========       ========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................    $    605       $    239       $     43       $     13
                                                                ========       ========       ========       ========
SHARE ACTIVITY:
    Class IA
      Sold..................................................       8,780         13,691            777          1,217
      Issued on reinvestment of distributions...............         505            310            446            267
    Redeemed................................................      (3,177)        (2,494)        (1,585)        (1,360)
                                                                --------       --------       --------       --------
    Total share activity....................................       6,108         11,507           (362)           124
                                                                --------       --------       --------       --------
    Class IB
      Sold..................................................       2,249          5,122            301            666
      Issued on reinvestment of distributions...............         128             92            315            200
      Redeemed..............................................      (1,483)          (727)        (1,369)          (987)
                                                                --------       --------       --------       --------
    Total share activity....................................         894          4,487           (753)          (121)
                                                                --------       --------       --------       --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

             HARTFORD                      HARTFORD                      HARTFORD                      HARTFORD
          GLOBAL ADVISERS               GLOBAL LEADERS                    GROWTH                 GROWTH OPPORTUNITIES
             HLS FUND                      HLS FUND                      HLS FUND                      HLS FUND
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2006           2005           2006           2005           2006           2005           2006           2005
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      $  6,069       $  6,504      $    5,144     $    8,291      $     98      $    (364)     $    8,419     $    2,979
        17,675         20,248          80,164         77,137        44,221          6,503         124,794        131,569
         7,905        (14,739)         70,989        (57,471)      (19,797)        21,713           3,805         28,121
           572             --           3,344             --           286            440           1,098          1,140
      --------       --------      ----------     ----------      --------      ---------      ----------     ----------
        32,221         12,013         159,641         27,957        24,808         28,292         138,116        163,809
      --------       --------      ----------     ----------      --------      ---------      ----------     ----------
        (9,020)       (12,430)         (7,210)        (7,384)         (186)            --          (8,100)        (1,991)
        (1,561)        (2,383)         (1,211)        (1,309)           --             --            (884)            --
       (11,075)            --         (50,448)            --       (23,496)       (12,015)       (108,948)       (62,345)
        (2,317)            --         (15,059)            --       (11,791)        (7,929)        (19,575)       (11,118)
            --             --              --             --            --             --              --             --
            --             --              --             --            --             --              --             --
      --------       --------      ----------     ----------      --------      ---------      ----------     ----------
       (23,973)       (14,813)        (73,928)        (8,693)      (35,473)       (19,944)       (137,507)       (75,454)
      --------       --------      ----------     ----------      --------      ---------      ----------     ----------
        17,818         30,360          75,692         75,573       104,413        212,798         188,777        320,008
        20,095         12,430          57,658          7,384        23,682         12,015         117,049         64,336
       (70,279)       (71,319)       (192,502)      (165,723)      (87,022)      (134,784)       (216,061)      (295,764)
      --------       --------      ----------     ----------      --------      ---------      ----------     ----------
       (32,366)       (28,529)        (59,152)       (82,766)       41,073         90,029          89,765         88,580
      --------       --------      ----------     ----------      --------      ---------      ----------     ----------
         7,235         15,851          21,219         47,667        24,147         52,952          49,911         67,825
         3,878          2,383          16,270          1,309        11,791          7,929          20,458         11,118
       (19,936)       (33,084)        (57,098)       (47,937)      (48,345)       (27,963)        (51,438)       (25,366)
      --------       --------      ----------     ----------      --------      ---------      ----------     ----------
        (8,823)       (14,850)        (19,609)         1,039       (12,407)        32,918          18,931         53,577
      --------       --------      ----------     ----------      --------      ---------      ----------     ----------
       (41,189)       (43,379)        (78,761)       (81,727)       28,666        122,947         108,696        142,157
      --------       --------      ----------     ----------      --------      ---------      ----------     ----------
       (32,941)       (46,179)          6,952        (62,463)       18,001        131,295         109,305        230,512
       403,515        449,694       1,215,589      1,278,052       551,663        420,368       1,192,082        961,570
      --------       --------      ----------     ----------      --------      ---------      ----------     ----------
      $370,574       $403,515      $1,222,541     $1,215,589      $569,664      $ 551,663      $1,301,387     $1,192,082
      ========       ========      ==========     ==========      ========      =========      ==========     ==========
      $   (812)      $  3,579      $   (2,425)    $      845      $     75      $      --      $      389     $      717
      ========       ========      ==========     ==========      ========      =========      ==========     ==========
         1,386          2,493           3,866          4,330         8,271         17,662           6,073         11,178
         1,590          1,014           2,895            404         1,924            992           3,934          2,155
        (5,482)        (5,848)         (9,779)        (9,391)       (6,928)       (11,119)         (7,054)       (10,378)
      --------       --------      ----------     ----------      --------      ---------      ----------     ----------
        (2,506)        (2,341)         (3,018)        (4,657)        3,267          7,535           2,953          2,955
      --------       --------      ----------     ----------      --------      ---------      ----------     ----------
           564          1,312           1,077          2,759         1,970          4,471           1,621          2,434
           308            196             819             72           969            661             693            375
        (1,564)        (2,749)         (2,902)        (2,736)       (3,908)        (2,346)         (1,706)          (915)
      --------       --------      ----------     ----------      --------      ---------      ----------     ----------
          (692)        (1,241)         (1,006)            95          (969)         2,786             608          1,894
      --------       --------      ----------     ----------      --------      ---------      ----------     ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                       HARTFORD
                                                                      HIGH YIELD                     HARTFORD
                                                                       HLS FUND                   INDEX HLS FUND
                                                              ---------------------------   ---------------------------
                                                              FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                                 ENDED          ENDED          ENDED          ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2006           2005           2006           2005
                                                              ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss)..............................   $  51,972     $    48,916     $   29,573     $   29,486
  Net realized gain (loss) on investments, futures, options
    and swap contracts and foreign currency transactions....        (215)          2,598         88,857        112,925
  Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency
    transactions............................................      23,338         (40,161)       149,369        (55,752)
  Payments from (to) affiliate..............................         129           4,027             90             --
                                                               ---------     -----------     ----------     ----------
  Net increase in net assets resulting from operations......      75,224          15,380        267,889         86,659
                                                               ---------     -----------     ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................     (66,340)        (30,128)       (26,105)       (32,716)
    Class IB................................................     (37,565)        (18,501)        (3,766)        (4,176)
  From net realized gain on investments
    Class IA................................................          --              --       (174,313)       (56,659)
    Class IB................................................          --              --        (29,239)        (8,074)
  From tax-return of capital
    Class IA................................................          --              --             --             --
    Class IB................................................          --              --             --             --
                                                               ---------     -----------     ----------     ----------
    Total distributions.....................................    (103,905)        (48,629)      (233,423)      (101,625)
                                                               ---------     -----------     ----------     ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................     129,199       1,060,510        109,735        207,714
      Issued on reinvestment of distributions...............      66,340          30,128        200,417         89,375
      Redeemed..............................................    (149,734)     (1,146,072)      (443,564)      (555,228)
                                                               ---------     -----------     ----------     ----------
    Total capital share transactions........................      45,805         (55,434)      (133,412)      (258,139)
                                                               ---------     -----------     ----------     ----------
    Class IB
      Sold..................................................      42,493          59,094         52,154         57,766
      Issued on reinvestment of distributions...............      37,565          18,501         33,006         12,250
      Redeemed..............................................     (77,727)       (101,068)       (76,191)       (58,337)
                                                               ---------     -----------     ----------     ----------
    Total capital share transactions........................       2,331         (23,473)         8,969         11,679
                                                               ---------     -----------     ----------     ----------
        Net increase (decrease) from capital share
          transactions......................................      48,136         (78,907)      (124,443)      (246,460)
                                                               ---------     -----------     ----------     ----------
        Net increase (decrease) in net assets...............      19,455        (112,156)       (89,977)      (261,426)
NET ASSETS:
  Beginning of period.......................................     716,397         828,553      1,965,003      2,226,429
                                                               ---------     -----------     ----------     ----------
  End of period.............................................   $ 735,852     $   716,397     $1,875,026     $1,965,003
                                                               =========     ===========     ==========     ==========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................   $     990     $    52,961     $      647     $    1,153
                                                               =========     ===========     ==========     ==========
SHARE ACTIVITY:
    Class IA
      Sold..................................................      13,188         106,553          3,386          6,556
      Issued on reinvestment of distributions...............       7,161           3,143          6,466          2,832
      Redeemed..............................................     (15,232)       (114,963)       (13,684)       (17,524)
                                                               ---------     -----------     ----------     ----------
    Total share activity....................................       5,117          (5,267)        (3,832)        (8,136)
                                                               ---------     -----------     ----------     ----------
    Class IB
      Sold..................................................       4,356           5,980          1,605          1,840
      Issued on reinvestment of distributions...............       4,092           1,947          1,069            390
      Redeemed..............................................      (8,001)        (10,289)        (2,360)        (1,852)
                                                               ---------     -----------     ----------     ----------
    Total share activity....................................         447          (2,362)           314            378
                                                               ---------     -----------     ----------     ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

             HARTFORD                      HARTFORD                      HARTFORD                      HARTFORD
       INTERNATIONAL CAPITAL             INTERNATIONAL              INTERNATIONAL SMALL           INTERNATIONAL STOCK
       APPRECIATION HLS FUND        OPPORTUNITIES HLS FUND           COMPANY HLS FUND                  HLS FUND
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2006           2005           2006           2005           2006           2005           2006           2005
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      $  4,540       $  4,629      $   25,004     $   16,314      $  3,424       $  2,324       $  1,757       $  1,617
        81,528         14,958         238,839        196,600        55,194         23,748         15,593          8,911
        73,313         27,783         122,374        (14,194)       28,897         12,694          2,738           (344)
            11             --             314             --            11             --             --             --
      --------       --------      ----------     ----------      --------       --------       --------       --------
       159,392         47,370         386,531        198,720        87,526         38,766         20,088         10,184
      --------       --------      ----------     ----------      --------       --------       --------       --------
        (4,215)        (2,955)        (38,195)            --        (4,903)        (4,436)        (1,457)        (1,248)
        (1,218)        (1,223)         (4,186)            --        (1,571)        (1,943)            --             --
       (41,640)       (15,233)       (118,052)            --       (30,974)       (19,153)            --             --
       (22,639)       (10,934)        (28,152)            --       (12,576)        (9,955)            --             --
            --             --              --             --            --             --             --             --
            --             --              --             --            --             --             --             --
      --------       --------      ----------     ----------      --------       --------       --------       --------
       (69,712)       (30,345)       (188,585)            --       (50,024)       (35,487)        (1,457)        (1,248)
      --------       --------      ----------     ----------      --------       --------       --------       --------
       153,015        188,636         293,361        228,878       106,451        115,303          2,516          3,710
        45,855         18,188         156,247             --        35,877         23,589          1,457          1,248
       (50,226)       (54,517)       (260,149)      (191,381)      (67,279)       (30,886)       (16,670)       (14,347)
      --------       --------      ----------     ----------      --------       --------       --------       --------
       148,644        152,307         189,459         37,497        75,049        108,006        (12,697)        (9,389)
      --------       --------      ----------     ----------      --------       --------       --------       --------
        55,914        114,389          56,023         94,277        30,387         38,303             --             --
        23,857         12,157          32,338             --        14,147         11,898             --             --
       (55,687)       (26,637)        (68,392)       (62,078)      (31,043)       (14,379)            --             --
      --------       --------      ----------     ----------      --------       --------       --------       --------
        24,084         99,909          19,969         32,199        13,491         35,822             --             --
      --------       --------      ----------     ----------      --------       --------       --------       --------
       172,728        252,216         209,428         69,696        88,540        143,828        (12,697)        (9,389)
      --------       --------      ----------     ----------      --------       --------       --------       --------
       262,408        269,241         407,374        268,416       126,042        147,107          5,934           (453)
       615,127        345,886       1,571,052      1,302,636       285,869        138,762         96,129         96,582
      --------       --------      ----------     ----------      --------       --------       --------       --------
      $877,535       $615,127      $1,978,426     $1,571,052      $411,911       $285,869       $102,063       $ 96,129
      ========       ========      ==========     ==========      ========       ========       ========       ========
      $   (285)      $    310      $      476     $   16,708      $   (166)      $    189       $  1,607       $  1,457
      ========       ========      ==========     ==========      ========       ========       ========       ========
        11,231         15,991          19,972         18,714         6,405          7,743            155            273
         3,322          1,562          10,497             --         2,185          1,634             94             94
        (3,730)        (4,614)        (17,758)       (15,599)       (4,079)        (2,106)        (1,017)        (1,035)
      --------       --------      ----------     ----------      --------       --------       --------       --------
        10,823         12,939          12,711          3,115         4,511          7,271           (768)          (668)
      --------       --------      ----------     ----------      --------       --------       --------       --------
         4,145          9,852           3,767          7,839         1,839          2,613             --             --
         1,741          1,056           2,139             --           868            833             --             --
        (4,149)        (2,272)         (4,647)        (5,150)       (1,924)          (980)            --             --
      --------       --------      ----------     ----------      --------       --------       --------       --------
         1,737          8,636           1,259          2,689           783          2,466             --             --
      --------       --------      ----------     ----------      --------       --------       --------       --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                       HARTFORD                      HARTFORD
                                                                    LARGECAP GROWTH                MIDCAP GROWTH
                                                                       HLS FUND                      HLS FUND*
                                                              ---------------------------   ---------------------------
                                                              FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                                 ENDED          ENDED          ENDED          ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2006           2005           2006           2005
                                                              ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss)..............................    $    265       $    228       $    (45)      $  (216)
  Net realized gain (loss) on investments, futures, options
    and swap contracts and foreign currency transactions....       2,508            (38)        11,873         2,112
  Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency
    transactions............................................       1,018            474         (5,650)          491
  Payments from (to) affiliate..............................          --             --             --            --
                                                                --------       --------       --------       -------
  Net increase in net assets resulting from operations......       3,791            664          6,178         2,387
                                                                --------       --------       --------       -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................        (286)          (595)            --            (7)
    Class IB................................................          --             --             --            --
  From net realized gain on investments
    Class IA................................................          --             --         (7,823)       (8,156)
    Class IB................................................          --             --             --            --
  From tax-return of capital
    Class IA................................................          --             --             --            --
    Class IB................................................          --             --             --            --
                                                                --------       --------       --------       -------
    Total distributions.....................................        (286)          (595)        (7,823)       (8,163)
                                                                --------       --------       --------       -------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................       4,135         25,291          2,468         2,896
      Issued on reinvestment of distributions...............         286            595          7,823         8,163
      Redeemed..............................................     (17,580)       (16,585)       (10,460)       (9,804)
                                                                --------       --------       --------       -------
    Total capital share transactions........................     (13,159)         9,301           (169)        1,255
                                                                --------       --------       --------       -------
    Class IB
      Sold..................................................          --             --             --            --
      Issued on reinvestment of distributions...............          --             --             --            --
      Redeemed..............................................          --             --             --            --
                                                                --------       --------       --------       -------
    Total capital share transactions........................          --             --             --            --
                                                                --------       --------       --------       -------
      Net increase (decrease) from capital share
        transactions........................................     (13,159)         9,301           (169)        1,255
                                                                --------       --------       --------       -------
      Net increase (decrease) in net assets.................      (9,654)         9,370         (1,814)       (4,521)
NET ASSETS:
  Beginning of period.......................................      69,136         59,766         55,209        59,730
                                                                --------       --------       --------       -------
  End of period.............................................    $ 59,482       $ 69,136       $ 53,395       $55,209
                                                                ========       ========       ========       =======
Accumulated undistributed (distribution in excess of) net
  investment income.........................................    $      8       $     30       $     --       $    --
                                                                ========       ========       ========       =======
SHARE ACTIVITY:
    Class IA
      Sold..................................................         426          2,672            207           245
      Issued on reinvestment of distributions...............          28             63            716           729
      Redeemed..............................................      (1,810)        (1,767)          (883)         (838)
                                                                --------       --------       --------       -------
    Total share activity....................................      (1,356)           968             40           136
                                                                --------       --------       --------       -------
    Class IB
      Sold..................................................          --             --             --            --
      Issued on reinvestment of distributions...............          --             --             --            --
      Redeemed..............................................          --             --             --            --
                                                                --------       --------       --------       -------
    Total share activity....................................          --             --             --            --
                                                                --------       --------       --------       -------

* Previously known as Hartford MidCap Stock HLS Fund. Name change effective December 11, 2006.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

             HARTFORD                      HARTFORD                      HARTFORD                      HARTFORD
           MONEY MARKET               MORTGAGE SECURITIES             SMALLCAP GROWTH               SMALLCAP VALUE
             HLS FUND                      HLS FUND                      HLS FUND                      HLS FUND
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2006           2005           2006           2005           2006           2005           2006           2005
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $    81,038    $    44,998     $  27,043      $  27,875      $    3,507     $   1,122       $  1,374       $  1,010
              1              3        (2,723)        (5,212)         69,364        78,932         19,412         12,660
             --             --         1,050         (7,517)        (13,942)       13,575         (3,759)        (5,275)
             --             --            --             --            (229)        1,892             --             --
    -----------    -----------     ---------      ---------      ----------     ---------       --------       --------
         81,039         45,001        25,370         15,146          58,700        95,521         17,027          8,395
    -----------    -----------     ---------      ---------      ----------     ---------       --------       --------
        (67,958)       (38,276)      (43,331)       (20,104)         (2,690)       (2,640)        (1,296)        (1,554)
        (13,080)        (6,722)      (14,091)        (6,761)           (351)         (359)            (2)            (1)
             (1)            (2)           --             --         (49,201)      (38,240)       (19,902)       (25,314)
             --             (1)           --             --         (18,032)      (14,866)           (33)           (26)
             --             --            --             --              --        (9,243)            --             --
             --             --            --             --              --        (3,594)            --             --
    -----------    -----------     ---------      ---------      ----------     ---------       --------       --------
        (81,039)       (45,001)      (57,422)       (26,865)        (70,274)      (68,942)       (21,233)       (26,895)
    -----------    -----------     ---------      ---------      ----------     ---------       --------       --------
      1,780,507      4,751,573        39,710         89,049         167,603       556,140          3,893          9,236
         68,099         41,530        43,331         20,104          51,891        50,123         21,198         26,868
     (1,644,009)    (4,733,793)     (109,527)      (164,139)       (171,018)     (424,352)       (22,009)       (28,569)
    -----------    -----------     ---------      ---------      ----------     ---------       --------       --------
        204,597         59,310       (26,486)       (54,986)         48,476       181,911          3,082          7,535
    -----------    -----------     ---------      ---------      ----------     ---------       --------       --------
        300,900        237,251        10,303         16,701          79,810        77,064             53            120
         13,111          7,288        14,091          6,761          18,383        18,820             35             27
       (258,125)      (233,306)      (42,979)       (37,529)        (91,120)      (33,653)           (56)           (14)
    -----------    -----------     ---------      ---------      ----------     ---------       --------       --------
         55,886         11,233       (18,585)       (14,067)          7,073        62,231             32            133
    -----------    -----------     ---------      ---------      ----------     ---------       --------       --------
        260,483         70,543       (45,071)       (69,053)         55,549       244,142          3,114          7,668
    -----------    -----------     ---------      ---------      ----------     ---------       --------       --------
        260,483         70,543       (77,123)       (80,772)         43,975       270,721         (1,092)       (10,832)
      1,617,876      1,547,333       620,631        701,403         976,027       705,306        103,496        114,328
    -----------    -----------     ---------      ---------      ----------     ---------       --------       --------
    $ 1,878,359    $ 1,617,876     $ 543,508      $ 620,631      $1,020,002     $ 976,027       $102,404       $103,496
    ===========    ===========     =========      =========      ==========     =========       ========       ========
    $        --    $        --     $     879      $  30,369      $       --     $      --       $     30       $     --
    ===========    ===========     =========      =========      ==========     =========       ========       ========
      1,780,507      4,751,573         3,523          7,669           7,759        27,199            269            577
         68,099         41,530         3,999          1,755           2,481         2,423          1,622          1,877
     (1,644,009)    (4,733,793)       (9,703)       (14,142)         (8,077)      (20,752)        (1,523)        (1,833)
    -----------    -----------     ---------      ---------      ----------     ---------       --------       --------
        204,597         59,310        (2,181)        (4,718)          2,163         8,870            368            621
    -----------    -----------     ---------      ---------      ----------     ---------       --------       --------
        300,900        237,251           924          1,449           3,701         3,811              3              7
         13,111          7,288         1,310            594             881           912              3              2
       (258,125)      (233,306)       (3,832)        (3,266)         (4,435)       (1,643)            (4)            --
    -----------    -----------     ---------      ---------      ----------     ---------       --------       --------
         55,886         11,233        (1,598)        (1,223)            147         3,080              2              9
    -----------    -----------     ---------      ---------      ----------     ---------       --------       --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                     HARTFORD
                                                                       HARTFORD                  TOTAL RETURN BOND
                                                                    STOCK HLS FUND                   HLS FUND
                                                              ---------------------------   ---------------------------
                                                              FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                                 ENDED          ENDED          ENDED          ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2006           2005           2006           2005
                                                              ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss)..............................  $    65,537    $    69,252     $  185,710    $   146,946
  Net realized gain (loss) on investments, futures, options
    and swap contracts and foreign currency transactions....      646,070        542,806        (23,745)         8,818
  Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency
    transactions............................................       (4,441)       (91,561)        22,008        (70,299)
  Payments from (to) affiliate..............................        5,820             --            107             --
                                                              -----------    -----------     ----------    -----------
  Net increase in net assets resulting from operations......      712,986        520,497        184,080         85,465
                                                              -----------    -----------     ----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................      (57,414)       (91,246)      (146,134)      (197,249)
    Class IB................................................       (7,809)       (11,661)       (46,861)       (74,748)
  From net realized gain on investments
    Class IA................................................     (250,786)            --           (400)       (19,030)
    Class IB................................................      (42,418)            --           (149)        (7,689)
  From tax-return of capital
    Class IA................................................           --             --             --             --
    Class IB................................................           --             --             --             --
                                                              -----------    -----------     ----------    -----------
    Total distributions.....................................     (358,427)      (102,907)      (193,544)      (298,716)
                                                              -----------    -----------     ----------    -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................      162,487        288,047        692,110      1,473,648
      Issued on reinvestment of distributions...............      308,200         91,246        146,534        216,279
      Redeemed..............................................   (1,065,093)    (1,611,066)      (533,586)    (1,298,118)
                                                              -----------    -----------     ----------    -----------
    Total capital share transactions........................     (594,406)    (1,231,773)       305,058        391,809
                                                              -----------    -----------     ----------    -----------
    Class IB
      Sold..................................................       33,536        103,222        114,885        176,135
      Issued on reinvestment of distributions...............       50,227         11,661         47,010         82,437
      Redeemed..............................................     (144,888)      (119,161)      (189,475)      (121,501)
                                                              -----------    -----------     ----------    -----------
    Total capital share transactions........................      (61,125)        (4,278)       (27,580)       137,071
                                                              -----------    -----------     ----------    -----------
        Net increase (decrease) from capital share
          transactions......................................     (655,531)    (1,236,051)       277,478        528,880
                                                              -----------    -----------     ----------    -----------
        Net increase (decrease) in net assets...............     (300,972)      (818,461)       268,014        315,629
NET ASSETS:
  Beginning of period.......................................    5,557,775      6,376,236      3,813,715      3,498,086
                                                              -----------    -----------     ----------    -----------
  End of period.............................................  $ 5,256,803    $ 5,557,775     $4,081,729    $ 3,813,715
                                                              ===========    ===========     ==========    ===========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................  $     4,252    $       835     $    4,639    $    13,086
                                                              ===========    ===========     ==========    ===========
SHARE ACTIVITY:
    Class IA
      Sold..................................................        3,194          6,202         61,030        124,101
      Issued on reinvestment of distributions...............        5,888          1,889         13,029         18,858
      Redeemed..............................................      (20,812)       (34,543)       (47,107)      (109,269)
                                                              -----------    -----------     ----------    -----------
    Total share activity....................................      (11,730)       (26,452)        26,952         33,690
                                                              -----------    -----------     ----------    -----------
    Class IB
      Sold..................................................          656          2,244         10,191         14,913
      Issued on reinvestment of distributions...............          962            242          4,198          7,228
      Redeemed..............................................       (2,835)        (2,555)       (16,792)       (10,349)
                                                              -----------    -----------     ----------    -----------
    Total share activity....................................       (1,217)           (69)        (2,403)        11,792
                                                              -----------    -----------     ----------    -----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

             HARTFORD                                                    HARTFORD
          U.S. GOVERNMENT                  HARTFORD                 VALUE OPPORTUNITIES
        SECURITIES HLS FUND             VALUE HLS FUND                   HLS FUND
    ---------------------------   ---------------------------   ---------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2006           2005           2006           2005           2006           2005
    ------------   ------------   ------------   ------------   ------------   ------------
     $   41,615     $  30,650       $  4,580      $   4,025       $  7,275      $   4,539
         (8,996)      (10,913)        36,922         10,537         46,699         35,150
          4,926        (7,426)        30,229          9,277         47,434          2,149
             --            --             33             --            280             --
     ----------     ---------       --------      ---------       --------      ---------
         37,545        12,311         71,764         23,839        101,688         41,838
     ----------     ---------       --------      ---------       --------      ---------
        (22,204)      (15,790)        (3,189)        (4,525)        (5,905)        (5,185)
        (10,055)       (8,805)        (1,169)        (2,537)        (1,488)        (1,585)
             --            --         (6,002)        (2,309)       (51,405)        (8,272)
             --            --         (3,835)        (1,626)       (18,120)        (3,381)
             --            --             --             --             --             --
             --            --             --             --             --             --
     ----------     ---------       --------      ---------       --------      ---------
        (32,259)      (24,595)       (14,195)       (10,997)       (76,918)       (18,423)
     ----------     ---------       --------      ---------       --------      ---------
        263,885       755,831         87,474        155,582        124,587        290,951
         22,204        15,790          9,192          6,834         57,311         13,458
       (169,642)     (696,805)       (48,293)      (138,656)       (81,630)      (190,552)
     ----------     ---------       --------      ---------       --------      ---------
        116,447        74,816         48,373         23,760        100,268        113,857
     ----------     ---------       --------      ---------       --------      ---------
         31,121        67,804         27,688         22,364         30,780         90,102
         10,055         8,805          5,003          4,163         19,607          4,966
        (75,234)      (42,744)       (35,942)       (22,574)       (44,699)       (31,632)
     ----------     ---------       --------      ---------       --------      ---------
        (34,058)       33,865         (3,251)         3,953          5,688         63,436
     ----------     ---------       --------      ---------       --------      ---------
         82,389       108,681         45,122         27,713        105,956        177,293
     ----------     ---------       --------      ---------       --------      ---------
         87,675        96,397        102,691         40,555        130,726        200,708
        914,927       818,530        323,426        282,871        542,073        341,365
     ----------     ---------       --------      ---------       --------      ---------
     $1,002,602     $ 914,927       $426,117      $ 323,426       $672,799      $ 542,073
     ==========     =========       ========      =========       ========      =========
     $   42,556     $  32,259       $    332      $     128       $    345      $     282
     ==========     =========       ========      =========       ========      =========
         23,908        67,835          7,229         14,333          6,343         16,008
          2,082         1,426            773            622          3,023            738
        (15,347)      (62,553)        (4,040)       (12,792)        (4,203)       (10,428)
     ----------     ---------       --------      ---------       --------      ---------
         10,643         6,708          3,962          2,163          5,163          6,318
     ----------     ---------       --------      ---------       --------      ---------
          2,843         6,089          2,289          2,074          1,570          5,028
            946           798            427            381          1,042            274
         (6,870)       (3,858)        (2,997)        (2,073)        (2,322)        (1,761)
     ----------     ---------       --------      ---------       --------      ---------
         (3,081)        3,029           (281)           382            290          3,541
     ----------     ---------       --------      ---------       --------      ---------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2006
 ($000'S OMITTED)
--------------------------------------------------------------------------------
1.  ORGANIZATION:

    The Hartford HLS Funds serve as underlying investment vehicles for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("HLIC") and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

    Hartford Series Fund, Inc. is comprised of twenty-six portfolios, nineteen are included in these financial statements, each a "Fund" or together the "Funds" (they are Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund) and Hartford HLS Series Fund II, Inc. is comprised of ten funds, each a "Fund" or together the "Funds" (they are Hartford Blue Chip Stock HLS Fund, Hartford Capital Opportunities HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford International Stock HLS Fund, Hartford LargeCap Growth HLS Fund, Hartford MidCap Growth HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund) (the "Companies"). The Companies are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"), as diversified open-end management investment companies, except for Hartford Focus HLS Fund which is non-diversified.

    Effective December 11, 2006, the name of the Hartford MidCap Stock HLS Fund was changed to Hartford MidCap Growth HLS Fund.

    Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford Money Market HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund and Hartford Value Opportunities HLS Fund, offer both Class IA and IB shares. The remainder of the funds, offer Class IA shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution fees charged pursuant to Distribution and Service Plans. These Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act.

    Indemnifications: Under the Funds' organizational documents, their directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds' enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. generally accepted accounting principles in the investment company industry:

    a) Security Transactions -- Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

    b) Security Valuation and Investment Income -- Except for Hartford Money Market HLS Fund, the Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is primarily traded but before the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time, referred to as the "Valuation Time") that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund's Board of Directors which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund's shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the

--------------------------------------------------------------------------------

       Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its Net Asset Value ("NAV") per share.

        Debt securities (other than short-term investments and Senior Floating Rate Interests), held by the Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Senior Floating Rate Interests generally trade in over-the-counter markets and are priced through an unaffiliated pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Hartford Money Market HLS Fund's investments and investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

        Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the "Primary Market") at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. System ("Nasdaq") or another over-the-counter ("OTC") market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be the most recent bid quotation on such exchange or market at the Valuation Time.

        Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

        Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

        Futures contracts shall be valued at the final settlement price reported by the applicable futures exchange. If there were no trades as of the valuation day, then the contract shall be valued at the closing bid price as of the Valuation Time.

        Financial instruments for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors.

        A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time. In the event that the applicable pricing service cannot provide the spot currency rates and forward currency rates in a timely fashion, such rates may be obtained from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors.

        Swaps and other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund's Board of Directors.

        Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discount, is accrued on a daily basis. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

    c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included within the net realized and unrealized gain or loss on investments in the accompanying financial statements.

        Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    d) Securities Lending -- The Funds, except for the Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash, which is then invested in short-term money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2006
 ($000'S OMITTED)
--------------------------------------------------------------------------------

       the securities out on loan, such collateral is supplemented on the following day. As with other extensions of credit, these Funds may bear the risk of delay in recovery of loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially.

    e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (Hartford Investment Management), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), or Wellington Management Company LLP (Wellington). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    f) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest receivable.

        Certain Funds, together with other investment management companies having investment advisory agreements with Wellington, have an interest in joint repurchase agreements dated 12/29/06 in the amount of $2,097,116 due 01/02/07 with the brokers indicated in the table below. These joint repurchase agreements are collateralized as follows:

                                                         COLLATERAL        COLLATERAL          COLLATERAL        COLLATERAL
        BROKER                     RATE     PRINCIPAL      VALUE         SECURITY TYPE         COUPON RATE        MATURITY
        ------                     -----    ---------    ----------    ------------------    ---------------    ------------
        Bank of America..........  5.31%    $475,000      $484,500     FNMA                          5.00%             2034
        BNP Paribas..............  5.31%     655,000       668,100     FHLMC                 5.00% - 5.50%      2035 - 2036
                                                                       FNMA                  5.00% - 6.00%      2020 - 2036
        Deutsche Bank............  4.80%       7,116         7,226     U.S. Treasury Bill           4.825%             2007
        Deutsche Bank............  5.30%     410,000       418,200     FHLMC                 4.50% - 8.00%      2116 - 2036
        Morgan Stanley...........  5.30%     140,000       142,800     FHLMC                 4.00% - 6.50%      2008 - 2046
                                                                       FNMA                  4.50% - 7.06%      2009 - 2046
        UBS Securities LLC.......  5.31%     410,000       418,203     FNLMC                 4.50% - 8.00%      2007 - 2036
                                                                       FNMA                  4.50% - 6.00%      2018 - 2046

        The amount to be received upon maturity of each Fund's repurchase agreement is as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Advisers HLS Fund..................................  $ 84,691
        Hartford Capital Appreciation HLS Fund......................   369,759
        Hartford Disciplined Equity HLS Fund........................    54,512
        Hartford Dividend and Growth HLS Fund.......................    75,643
        Hartford Equity Income HLS fund.............................     7,435
        Hartford Focus HLS Fund.....................................       623
        Hartford Global Advisers HLS Fund...........................    16,679
        Hartford Global Leaders HLS Fund............................     7,955
        Hartford Growth HLS Fund....................................     1,924
        Hartford Growth Opportunities HLS Fund......................    40,840
        Hartford International Capital Appreciation HLS Fund........    25,310
        Hartford International Opportunities HLS Fund...............    23,806
        Hartford International Small Company HLS Fund...............     3,059
        Hartford SmallCap Growth HLS Fund...........................     1,091
        Hartford Stock HLS Fund.....................................     8,922
        Hartford Value HLS Fund.....................................    11,435
        Hartford Value Opportunities HLS Fund.......................     8,541

        Certain Funds, together with other investment management companies having investment advisory agreements with Hartford Investment Management, have an interest in joint repurchase agreements dated 12/29/06 in the amount of $697,665 due 01/02/07 with the brokers indicated in the table below. These joint repurchase agreements are collateralized as follows:

                                                         COLLATERAL        COLLATERAL            COLLATERAL         COLLATERAL
        BROKER                     RATE     PRINCIPAL      VALUE          SECURITY TYPE          COUPON RATE         MATURITY
        ------                     -----    ---------    ----------    -------------------    -----------------    ------------
        BNP Paribas..............  4.75%    $250,000      $255,050     U.S. Treasury Bonds      5.25% - 8.50%      2020 - 2029
        RBS Greenwich Capital
          Markets................  4.75%     197,665       201,624     U.S. Treasury Note              12.00%             2013
        UBS Securities LLC.......  4.75%     250,000       255,262     U.S. Treasury Bonds    8.125% - 8.875%      2017 - 2021
                                                                       U.S. Treasury Note              11.75%             2014

--------------------------------------------------------------------------------

        The amount to be received upon maturity of each Fund's repurchase agreement is as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Blue Chip Stock HLS Fund...........................  $    832
        Hartford Index HLS Fund.....................................    13,734
        Hartford MidCap Growth HLS Fund.............................     2,677
        Hartford Mortgage Securities HLS Fund.......................     8,186
        Hartford SmallCap Growth HLS Fund...........................     2,316
        Hartford Total Return Bond HLS Fund.........................   309,937
        Hartford U.S. Government Securities HLS Fund................   106,677

    g) Futures and Options Transactions -- Certain Funds may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into futures contracts, they are required to deposit with a futures commission merchant an amount of initial margin of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds.

        At any time prior to the expiration of the futures contract, a Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

        The use of futures contracts involve elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds' strategies and potentially result in loss. Certain Funds, as shown in the Schedule of Investments, had outstanding futures contracts as of December 31, 2006.

        The premium paid by the Funds for the purchase of a call or put option is included in the Funds' Statements of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

        The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, which is recorded on the Funds' Statements of Assets and Liabilities and subsequently "mark-to-market" through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. Transactions involving written option contracts for the Funds during the year ended December 31, 2006, are summarized below:

                                                                          HARTFORD CAPITAL APPRECIATION HLS FUND
                                                                                OPTION CONTRACTS ACTIVITY
                                                                                  DURING THE YEAR ENDED
                                                                                    DECEMBER 31, 2006
                                                                      ----------------------------------------------
        CALL OPTIONS WRITTEN DURING THE PERIOD                        NUMBER OF CONTRACTS*           PREMIUM AMOUNTS
        --------------------------------------                        --------------------           ---------------
        Beginning of the period.....................................             --                      $    --
        Written.....................................................         42,696                        7,385
        Expired.....................................................             --                           --
        Closed......................................................        (42,696)                      (7,385)
        Exercised...................................................             --                           --
                                                                            -------                      -------
        End of the period...........................................             --                      $    --
                                                                            =======                      =======

                                                                           HARTFORD DISCIPLINED EQUITY HLS FUND
                                                                                OPTION CONTRACTS ACTIVITY
                                                                                  DURING THE YEAR ENDED
                                                                                    DECEMBER 31, 2006
                                                                      ----------------------------------------------
        CALL OPTIONS WRITTEN DURING THE PERIOD                        NUMBER OF CONTRACTS*           PREMIUM AMOUNTS
        --------------------------------------                        --------------------           ---------------
        Beginning of the period.....................................             --                      $   --
        Written.....................................................         14,931                       1,225
        Expired.....................................................         (4,239)                       (259)
        Closed......................................................         (7,661)                       (689)
        Exercised...................................................           (509)                        (69)
                                                                             ------                      ------
        End of the period...........................................          2,522                      $  208
                                                                             ======                      ======

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2006
 ($000'S OMITTED)
--------------------------------------------------------------------------------

                                                                            HARTFORD GLOBAL ADVISERS HLS FUND
                                                                                OPTION CONTRACTS ACTIVITY
                                                                                  DURING THE YEAR ENDED
                                                                                    DECEMBER 31, 2006
                                                                      ----------------------------------------------
        CALL OPTIONS WRITTEN DURING THE PERIOD                        NUMBER OF CONTRACTS*           PREMIUM AMOUNTS
        --------------------------------------                        --------------------           ---------------
        Beginning of the period.....................................               --                     $ --
        Written.....................................................        2,020,000                       19
        Expired.....................................................               --                       --
        Closed......................................................       (2,020,000)                     (19)
        Exercised...................................................               --                       --
                                                                          -----------                     ----
        End of the period...........................................               --                     $ --
                                                                          ===========                     ====

       * The number of contracts does not omit 000's.

    h) Forward Foreign Currency Contracts -- For the year ended December 31, 2006, certain Funds, as shown in the Schedule of Investments, entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

        Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

    i) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. Certain Funds had investments in indexed securities, as of December 31, 2006, as shown in the Schedule of Investments under Exchange Traded Funds.

    j) (1) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (IRC) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of regulated investment companies. The Funds have distributed substantially all of their income and capital gains in prior years and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

--------------------------------------------------------------------------------

    j) (2) The tax character of distributions paid for the periods indicated is as follows (as adjusted for dividends payable):

                                                                     FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                                                     DECEMBER 31, 2006                DECEMBER 31, 2005
                                                                  ------------------------   ------------------------------------
                                                                                                                           TAX
                                                                  ORDINARY     LONG-TERM     ORDINARY     LONG-TERM     RETURN OF
        FUND                                                       INCOME    CAPITAL GAINS    INCOME    CAPITAL GAINS    CAPITAL
        ----                                                      --------   -------------   --------   -------------   ---------
        Hartford Advisers HLS Fund..............................  $515,345    $  282,069     $471,157    $  250,471     $138,672
        Hartford Blue Chip Stock HLS Fund.......................       458            --        1,289            --           --
        Hartford Capital Appreciation HLS Fund..................   787,497     1,177,329      340,357     1,659,106           --
        Hartford Capital Opportunities HLS Fund.................        --            --           42            --           11
        Hartford Disciplined Equity HLS Fund....................    17,225            --       14,155            --           --
        Hartford Dividend and Growth HLS Fund...................   138,240       486,777      149,221       242,526           --
        Hartford Equity Income HLS Fund.........................     7,996           787        4,870            --           --
        Hartford Focus HLS Fund.................................     3,929         3,223        2,083         2,526           --
        Hartford Global Advisers HLS Fund.......................    17,582         6,391       14,813            --           --
        Hartford Global Leaders HLS Fund........................    29,720        44,208        8,693            --           --
        Hartford Growth HLS Fund................................     2,054        33,419        4,299        15,645           --
        Hartford Growth Opportunities HLS Fund..................    48,149        89,358        1,991        73,463           --
        Hartford High Yield HLS Fund............................   103,905            --       48,629            --           --
        Hartford Index HLS Fund.................................    30,059       203,364       37,778        63,847           --
        Hartford International Capital Appreciation HLS Fund....    47,161        22,551       23,969         6,376           --
        Hartford International Opportunities HLS Fund...........   109,112        79,473           --            --           --
        Hartford International Small Company HLS Fund...........    32,458        17,566       27,176         8,311           --
        Hartford International Stock HLS Fund...................     1,457            --        1,248            --           --
        Hartford LargeCap Growth HLS Fund.......................       286            --          595            --           --
        Hartford MidCap Growth HLS Fund.........................     2,321         5,502        1,853         6,310           --
        Hartford Money Market HLS Fund..........................    81,039            --       45,001            --           --
        Hartford Mortgage Securities HLS Fund...................    57,422            --       26,865            --           --
        Hartford SmallCap Growth HLS Fund.......................     5,050        65,224       12,859        43,245       12,838
        Hartford SmallCap Value HLS Fund........................     6,571        14,662        7,799        19,096           --
        Hartford Stock HLS Fund.................................   128,118       230,309      102,907            --           --
        Hartford Total Return Bond HLS Fund.....................   192,995           549      286,964        11,752           --
        Hartford U.S. Government Securities HLS Fund............    32,259            --       24,595            --           --
        Hartford Value HLS Fund.................................     5,204         8,991        7,062         3,935           --
        Hartford Value Opportunities HLS Fund...................    34,290        42,628       12,269         6,154           --

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2006
 ($000'S OMITTED)
--------------------------------------------------------------------------------

        As of December 31, 2006, the components of distributable earnings (deficit) on a tax basis were as follows:

                                                                   UNDISTRIBUTED    ACCUMULATED                          TOTAL
                                                  UNDISTRIBUTED      LONG-TERM        CAPITAL        UNREALIZED       ACCUMULATED
                                                    ORDINARY          CAPITAL          GAINS        APPRECIATION       EARNINGS
        FUND                                         INCOME            GAIN          (LOSSES)*     (DEPRECIATION)@     (DEFICIT)
        ----                                      -------------    -------------    -----------    ---------------    -----------
        Hartford Advisers HLS Fund..............     $76,281         $ 52,423        $     --        $  426,510       $  555,214
        Hartford Blue Chip Stock HLS Fund.......          47           13,190              --             6,870           20,107
        Hartford Capital Appreciation HLS
          Fund..................................      81,234          433,398              --         2,462,262        2,976,894
        Hartford Capital Opportunities HLS
          Fund..................................          35               --          (9,554)            1,441           (8,078)
        Hartford Disciplined Equity HLS Fund....       1,000               --         (17,969)          228,085          211,116
        Hartford Dividend and Growth HLS Fund...      21,396           67,413              --         1,517,063        1,605,872
        Hartford Equity Income HLS Fund.........       1,993           15,828              --            61,246           79,067
        Hartford Focus HLS Fund.................       5,855              956              --             4,174           10,985
        Hartford Global Advisers HLS Fund.......       3,215            4,741              --            32,875           40,831
        Hartford Global Leaders HLS Fund........      14,597           18,965            (389)          189,557          222,730
        Hartford Growth HLS Fund................          75           12,139              --            44,429           56,643
        Hartford Growth Opportunities HLS
          Fund..................................      17,980           11,359              --           183,441          212,780
        Hartford High Yield HLS Fund............         993               --         (33,053)           13,825          (18,235)
        Hartford Index HLS Fund.................       1,537            6,441              --           354,533          362,511
        Hartford International Capital
          Appreciation HLS Fund.................      13,697           15,666              --           142,961          172,324
        Hartford International Opportunities HLS
          Fund..................................      15,677           58,669          (5,720)          297,213          365,839
        Hartford International Small Company HLS
          Fund..................................       5,706            7,457              --            51,637           64,800
        Hartford International Stock HLS Fund...       1,607               --            (767)           20,088           20,928
        Hartford LargeCap Growth HLS Fund.......           9               --         (37,963)            6,763          (31,191)
        Hartford MidCap Growth HLS Fund.........       2,361            1,423              --                (3)           3,781
        Hartford Mortgage Securities HLS Fund...         879               --         (19,936)           (3,082)         (22,139)
        Hartford SmallCap Growth HLS Fund.......       1,061            1,357              --            85,892           88,310
        Hartford SmallCap Value HLS Fund........       1,585              391              --             8,765           10,741
        Hartford Stock HLS Fund.................      52,671           57,643              --           365,274          475,588
        Hartford Total Return Bond HLS Fund.....       4,098               --         (40,586)             (475)         (36,963)
        Hartford U.S. Government Securities HLS
          Fund..................................      42,556               --         (31,992)           (3,193)           7,371
        Hartford Value HLS Fund.................       3,709           33,289              --            80,733          117,731
        Hartford Value Opportunities HLS Fund...       4,140            8,321              --            98,634          111,095

          * Certain Funds had capital loss carryforwards that are identified in
            Note 2 (j) (4).

         @ The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales, the marked-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the for mark-to-market of Passive Foreign Investment Companies and basis differences in real estate investment trusts.

    j)  (3) Reclassification of Capital Accounts:

        In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present accumulated undistributed (distribution in excess of) net investment income and accumulated net realized gains (losses) on investments on a tax basis which is considered to be more informative to a shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency, distributions representing a return of capital, class action settlements received, expiration of capital loss carryforwards, expiration of net operating losses, and net operating losses that reduce short-term capital gain distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as

--------------------------------------------------------------------------------

       from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2006, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                       ACCUMULATED       ACCUMULATED
                                                                      UNDISTRIBUTED      NET REALIZED
                                                                      NET INVESTMENT    GAIN (LOSS) ON    PAID-IN-
        FUND                                                          INCOME (LOSS)      INVESTMENTS      CAPITAL
        ----                                                          --------------    --------------    --------
        Hartford Advisers HLS Fund..................................     $ 2,798           $ (2,798)      $    --
        Hartford Blue Chip Stock HLS Fund...........................         (13)                12             1
        Hartford Capital Appreciation HLS Fund......................      62,578            (62,578)           --
        Hartford Capital Opportunities HLS Fund.....................          --                 (1)            1
        Hartford Disciplined Equity HLS Fund........................         (63)                64            (1)
        Hartford Dividend and Growth HLS Fund.......................        (340)               340            --
        Hartford Equity Income HLS Fund.............................         (21)                21            --
        Hartford Focus HLS Fund.....................................         (23)                24            (1)
        Hartford Global Advisers HLS Fund...........................         (35)                35            --
        Hartford Global Leaders HLS Fund............................        (905)               905            --
        Hartford Growth HLS Fund....................................         (99)                99            --
        Hartford Growth Opportunities HLS Fund......................        (249)               249            --
        Hartford High Yield HLS Fund................................        (167)             8,921        (8,754)
        Hartford Index HLS Fund.....................................        (298)               298            --
        Hartford International Capital Appreciation HLS Fund........         295               (295)           --
        Hartford International Opportunities HLS Fund...............       1,059             (1,084)           25
        Hartford International Small Company HLS Fund...............       2,692             (2,692)           --
        Hartford International Stock HLS Fund.......................        (150)               150            --
        Hartford LargeCap Growth HLS Fund...........................          (1)                 1            --
        Hartford MidCap Growth HLS Fund.............................          45                (45)           --
        Hartford Mortgage Securities HLS Fund.......................         889               (889)           --
        Hartford SmallCap Growth HLS Fund...........................        (149)               150            (1)
        Hartford SmallCap Value HLS Fund............................         (46)                46            --
        Hartford Stock HLS Fund.....................................       1,327             (1,328)            1
        Hartford Total Return Bond HLS Fund.........................      (1,269)             1,269            --
        Hartford U.S. Government Securities HLS Fund................         941               (941)           --
        Hartford Value HLS Fund.....................................         (27)                27            --
        Hartford Value Opportunities HLS Fund.......................         (55)                56            (1)

    j)  (4) Capital Loss Carryforwards:

        At December 31, 2006 (tax-year-end), the following Funds had capital loss carryforwards for U.S. Federal income tax purposes of approximately:

                                                                              YEAR OF EXPIRATION
                                             ------------------------------------------------------------------------------------
        FUND                                  2007     2008     2009      2010      2011      2012     2013      2014      TOTAL
        ----                                 ------   ------   -------   -------   -------   ------   -------   -------   -------
        Hartford Capital Opportunities HLS
          Fund.............................  $   --   $   --   $ 2,344   $ 7,123   $    79   $    8   $    --   $    --   $ 9,554
        Hartford Disciplined Equity HLS
          Fund.............................      --    5,272     8,430       758     3,509       --        --        --    17,969
        Hartford Global Leaders HLS Fund...      --       --        19       370        --       --        --        --       389
        Hartford High Yield HLS Fund.......   5,209    3,479       875        --    20,644       --        --     2,846    33,053
        Hartford International
          Opportunities HLS Fund...........      --      826     3,848     1,046        --       --        --        --     5,720
        Hartford International Stock HLS
          Fund.............................      --       --        --        --       767       --        --        --       767
        Hartford LargeCap Growth HLS
          Fund.............................      --       --    18,649    17,450     1,527       --       337        --    37,963
        Hartford Mortgage Securities HLS
          Fund.............................      --       --        --        --        --    8,992     2,409     8,362    19,763
        Hartford Total Return Bond HLS
          Fund.............................      --       --        --        --        --       --        --    40,586    40,586
        Hartford U.S. Government Securities
          HLS Fund.........................   2,513    1,398        --        --        --    3,025    10,631    13,820    31,387

        Hartford High Yield HLS Fund had expiration of capital loss carryover in the amount of $8,764 in 2006.

        Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of the Hartford Disciplined Equity HLS Fund, Hartford Global Leaders HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund and Hartford Total Return Bond HLS Fund carryforwards may apply.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2006
 ($000'S OMITTED)
--------------------------------------------------------------------------------

        For the fiscal year ended December 31, 2006 the following Funds have elected to defer losses occurring between November 1, 2006 and December 31, 2006 as follows:

                                                                        CAPITAL LOSS
        FUND                                                              DEFERRED
        ----                                                            ------------
        Hartford Mortgage Securities HLS Fund.......................        $173
        Hartford U.S. Government Securities HLS Fund................         605

        Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2007.

    k)  Fund Share Valuation and Dividend Distributions to
        Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders or plan participants. The net asset value of each Fund's shares is determined as of the close of each business day of the Exchange. The net asset value per share is determined separately for each class of each Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund's shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

        Dividends are declared pursuant to a policy adopted by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except Hartford Money Market HLS Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

        Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

        Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U. S. generally accepted accounting principles with respect to character and timing. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, losses deferred due to wash sales and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund's capital accounts (see Note 2 (j) (3)).

    l) Illiquid and Restricted Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on net asset value. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by that Fund's Board of Directors.

    m) Securities Purchased on a When-Issued or Delayed-Delivery
       Basis -- Delivery and payment for securities that have been purchased by the Funds on a forward commitment or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. As of December 31, 2006, the Funds entered into outstanding when-issued or forward commitments as follows:

                                                                         MARKET
        FUND                                                             VALUE
        ----                                                            --------
        Hartford Global Advisers HLS Fund...........................    $ 93,684
        Hartford High Yield HLS Fund................................       4,820
        Hartford International Stock HLS Fund.......................          75
        Hartford Mortgage Securities HLS Fund.......................      81,705
        Hartford Total Return Bond HLS Fund.........................     370,173
        Hartford U.S. Government Securities HLS Fund................     163,522

    n) Credit Risk -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bond prices can fall on bad news about the economy, an industry or a company. The share price, yield and total return of a fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

    o) Senior Floating Rate Interests -- Certain Funds, as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate interests. Senior floating rate interests are rated below-investment-grade, which suggests they are

--------------------------------------------------------------------------------

       more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

    p) Prepayment Risks -- Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of senior floating rate interests or securities to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security in the Schedule of Investments.

        Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

    q) Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the year. Operating results in the future could vary from the amounts derived from management's estimates.

    r) Credit Default Swaps -- Certain HLS Funds may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, an index, or a basket of issuers. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A "seller's" exposure is limited to the total notional amount of the credit default swap contract. A Fund will generally not buy protection on issuers that are not currently held by such Fund. A Fund, as shown in the Schedule of Investments, had outstanding credit default swaps as of December 31, 2006.

    s) Financial Accounting Standards Board Interpretation No. 48 -- On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, but not before its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the Funds' financial statements has not yet been determined.

    t) Financial Accounting Standards Board Financial Accounting Standard No. 157 -- In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for the Funds' financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal periods. As of December 31, 2006, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statements of Operations for a fiscal period.

3.  EXPENSES:

    a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors), an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders, as applicable.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2006
 ($000'S OMITTED)
--------------------------------------------------------------------------------

        The schedule below reflects the rates of compensation paid to HL Advisors for services rendered a portion of which is used to compensate the sub-advisors. Investment management and advisory fees are accrued daily and paid monthly.

                           HARTFORD INDEX HLS FUND(1)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $2 billion................................................    0.200%
On next $3 billion.................................................    0.100%
On next $5 billion.................................................    0.080%
Over $10 billion...................................................    0.070%

(1) Effective November 1, 2005, HL Advisors voluntarily waived management fees of 0.10% of average total net assets until October 31, 2006. Effective November 1, 2006, HL Advisors has permanently reduced its management fees for this fund. The new schedule is as follows:

    AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
    ------------------------                                             -----------
    On first $2 billion................................................    0.100%
    Over $3 billion....................................................    0.000%

                 HARTFORD MONEY MARKET HLS FUND(2) AND HARTFORD
                          MORTGAGE SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $2 billion................................................    0.250%
On next $3 billion.................................................    0.200%
On next $5 billion.................................................    0.180%
Over $10 billion...................................................    0.170%

(2) Effective January 1, 2007, HL Advisors voluntarily agreed to waive management fees of 0.05% of average total net assets until December 31, 2007.

                      HARTFORD TOTAL RETURN BOND HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.325%
On next $250 million...............................................    0.300%
On next $500 million...............................................    0.275%
On next $4 billion.................................................    0.250%
On next $5 billion.................................................    0.230%
Over $10 billion...................................................    0.220%

                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $50 million...............................................    0.500%
On next $4.95 billion..............................................    0.450%
On next $5 billion.................................................    0.430%
Over $10 billion...................................................    0.420%

                    HARTFORD CAPITAL APPRECIATION HLS FUND,
                     HARTFORD DISCIPLINED EQUITY HLS FUND,
                     HARTFORD DIVIDEND AND GROWTH HLS FUND,
                       HARTFORD GLOBAL ADVISERS HLS FUND,
                      HARTFORD GLOBAL LEADERS HLS FUND AND
                 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.575%
On next $250 million...............................................    0.525%
On next $500 million...............................................    0.475%
Over $1 billion....................................................    0.425%

                    HARTFORD GROWTH OPPORTUNITIES HLS FUND,
                     HARTFORD SMALLCAP GROWTH HLS FUND AND
                     HARTFORD VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................    0.700%
Over $100 million..................................................    0.600%

                           HARTFORD ADVISERS HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.480%
On next $250 million...............................................    0.455%
On next $500 million...............................................    0.445%
Over $1 billion....................................................    0.395%

                        HARTFORD HIGH YIELD HLS FUND(3)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250......................................................    0.575%
On next $250.......................................................    0.525%
On next $500.......................................................    0.475%
On next $4 billion.................................................    0.425%
On next $5 billion.................................................    0.405%
Over $10 billion...................................................    0.395%

(3) Effective November 1, 2005, HL Advisors voluntarily agreed to waive management fees of 0.05% of average total net assets until October 31, 2006. This waiver has been continued until October 31, 2007.

--------------------------------------------------------------------------------

                   HARTFORD CAPITAL OPPORTUNITIES HLS FUND(4)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $200 million..............................................    0.900%
On next $300 million...............................................    0.850%
Over $500 million..................................................    0.800%

(4) HL Advisors voluntarily agreed to waive management fees of 0.20% of average total net assets until December 31, 2007.

                     HARTFORD INTERNATIONAL STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................    0.850%
Over $100 million..................................................    0.800%

                       HARTFORD MIDCAP GROWTH HLS FUND(6)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.900%
On next $150 million...............................................     0.850%
Over $250 million..................................................     0.800%

(6) HL Advisors voluntarily agreed to waive management fees of 0.20% of average total net assets until December 31, 2007.

                      HARTFORD LARGECAP GROWTH HLS FUND(5)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................    0.900%
On next $100 million...............................................    0.850%
Over $200 million..................................................    0.800%

(5) HL Advisors voluntarily agreed to waive management fees of 0.10% of average total net assets until December 31, 2006.

                      HARTFORD EQUITY INCOME HLS FUND(7),
                          HARTFORD GROWTH HLS FUND AND
                            HARTFORD VALUE HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.625%
On next $250 million...............................................    0.575%
On next $500 million...............................................    0.525%
Over $1 billion....................................................    0.475%

(7) HL Advisors voluntarily agreed to waive management fees of 0.10% average total net assets until December 31, 2006.

                        HARTFORD SMALLCAP VALUE HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first 50 million................................................    0.900%
Over $50 million...................................................    0.850%

                  HARTFORD BLUE CHIP STOCK HLS FUND(9)(10)(11)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................    0.900%
Over $100 million..................................................    0.850%

 (9) HL Advisors voluntarily agreed to waive management fees of 0.10% of average total net assets until November 13, 2006.
(10) Effective November 13, 2006, HL Advisers has voluntarily agreed to permanently reduce its management fees for this fund. The new schedule is as follows:

     AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
     ------------------------                                             -----------
     On first $100 million..............................................    0.650%
     On next $500 million...............................................    0.600%
     Over $1 billion....................................................    0.550%

(11) Effective November 13, 2006, HL Advisors voluntarily agreed to waive management fees of 0.21% of average total net assets until December 31, 2007.

                          HARTFORD FOCUS HLS FUND(8),
            HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND AND
                 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.650%
On next $250 million...............................................    0.600%
Over $500 million..................................................    0.550%

(8) HL Advisors voluntarily agreed to waive management fees of 0.10% of average total net assets until October 31, 2006.

                            HARTFORD STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.325%
On next $250 million...............................................    0.300%
On next $500 million...............................................    0.275%
Over $1 billion....................................................    0.250%

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2006
 ($000'S OMITTED)
--------------------------------------------------------------------------------

        A portion of the compensation above is used to compensate the Funds respective sub-adviser. Pursuant to sub-advisory agreements between HL Advisors and the sub-advisers, the sub-adviser provides the day-to-day investment management services for the Funds. The sub-advisers determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their respective activity, the sub-advisers regularly furnish reports to the Funds' board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

        The Funds and their respective sub-adviser are listed below:

        FUND                                                                                 SUB-ADVISER
        ----                                                                                 -----------
        Hartford Advisers HLS Fund..................................                          Wellington
        Hartford Blue Chip Stock HLS Fund*..........................                Hartford Investment Management
        Hartford Bond HLS Fund......................................                Hartford Investment Management
        Hartford Capital Appreciation HLS Fund......................                          Wellington
        Hartford Capital Opportunities HLS Fund.....................               Holland Capital Management, L.P.
        Hartford Disciplined Equity HLS Fund........................                          Wellington
        Hartford Dividend and Growth HLS Fund.......................                          Wellington
        Hartford Equity Income HLS Fund.............................                          Wellington
        Hartford Focus HLS Fund.....................................                          Wellington
        Hartford Global Advisers HLS Fund...........................                          Wellington
        Hartford Global Leaders HLS Fund............................                          Wellington
        Hartford Growth HLS Fund....................................                          Wellington
        Hartford Growth Opportunities HLS Fund......................                          Wellington
        Hartford High Yield HLS Fund................................                Hartford Investment Management
        Hartford Index HLS Fund.....................................                Hartford Investment Management
        Hartford International Capital Appreciation HLS Fund........                          Wellington
        Hartford International Opportunities HLS Fund...............                          Wellington
        Hartford International Small Company HLS Fund...............                          Wellington
        Hartford International Stock HLS Fund.......................                Lazard-Freres Asset Management
        Hartford LargeCap Growth HLS Fund...........................               Holland Capital Management, L.P.
        Hartford MidCap Growth HLS Fund**...........................                Hartford Investment Management
        Hartford Money Market HLS Fund..............................                Hartford Investment Management
        Hartford Mortgage Securities HLS Fund.......................                Hartford Investment Management
        Hartford SmallCap Growth HLS Fund***........................                         Wellington;
                                                                                    Hartford Investment Management
        Hartford SmallCap Value HLS Fund****........................      Kayne Anderson Rudnick Investment Management, LLC;
                                                                              Metropolitan West Capital Management, LLC;
                                                                                     SSgA Funds Management, Inc.
        Hartford Stock HLS Fund.....................................                          Wellington
        Hartford U.S. Government Securities HLS Fund................                Hartford Investment Management
        Hartford Value HLS Fund.....................................                          Wellington
        Hartford Value Opportunities HLS Fund.......................                          Wellington

           * On November 11, 2006, T. Rowe Price Associates, Inc. was terminated as the subadviser to the Fund and replaced by Hartford Investment Management.

          ** Effective December 4, 2006, Northern Capital Management LLC was terminated as the subadviser to the Fund and replaced by Hartford Investment Management.

         *** Effective November 13, 2006, Hartford Investment Management was added as a subadviser to the Fund.

       **** On March 20, 2006, Janus Capital Management LLC and Perkins, Wolf,
            McDonnell and Company, LLC were terminated as subadvisers to the Fund. They were replaced by Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc., with each subadviser responsible for managing a sleeve of the Fund.

    b) Administrative Services Agreement -- Under the Administrative Services Agreement between HLIC and the following Funds, Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Leaders HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund, HLIC provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets, except for Hartford Index HLS Fund. Effective November 1, 2006, the Hartford Index HLS Fund pays an administrative service fee of 0.20% for the first $5 billion in average net assets, 0.18% of average net assets for the next $5 billion and 0.17% for average net assets over $10 billion. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors'

--------------------------------------------------------------------------------

       fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HLIC or any other related company. The Funds' administrative services fees are accrued daily and paid monthly.

    c) Accounting Services Agreement -- Under the Fund Accounting Agreement between HLIC and Hartford Series Fund, Inc., HLIC provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.015% of each Fund's average daily net assets. The Funds' accounting services fees are accrued daily and paid monthly.

        Under the Fund Accounting Agreement between HLIC, HL Advisors and Hartford HLS Series Fund, Inc., HLIC provides accounting to the Funds and HL Advisors pays HLIC monthly compensation based on cost reimbursement.

    d) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

    e) Fees Paid Indirectly -- The Funds have entered into agreements with State Street Global Advisors, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds' expenses. In addition, the Funds' custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2006, these amounts are included in the Statements of Operations.

        The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the years ended listed below, would have been as follows:

                                       FOR THE YEAR ENDED      FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                       DECEMBER 31, 2006       DECEMBER 31, 2005       DECEMBER 31, 2004
                                      --------------------    --------------------    --------------------
                                       RATIO OF EXPENSES       RATIO OF EXPENSES       RATIO OF EXPENSES
                                         TO AVERAGE NET          TO AVERAGE NET          TO AVERAGE NET
                                          ASSETS AFTER            ASSETS AFTER            ASSETS AFTER
                                      WAIVERS AND OFFSETS     WAIVERS AND OFFSETS     WAIVERS AND OFFSETS
                                      --------------------    --------------------    --------------------
        FUND                          CLASS IA    CLASS IB    CLASS IA    CLASS IB    CLASS IA    CLASS IB
        ----                          --------    --------    --------    --------    --------    --------
        Hartford Advisers HLS
          Fund......................    0.62%       0.87%       0.64%       0.89%       0.66%       0.91%
        Hartford Blue Chip Stock HLS
          Fund......................    0.78          NA        0.81          NA        0.90          NA
        Hartford Capital
          Appreciation HLS Fund.....    0.66        0.91        0.67        0.92        0.67        0.92
        Hartford Capital
          Opportunities HLS Fund....    0.92          NA        0.86          NA        1.05          NA
        Hartford Disciplined Equity
          HLS Fund..................    0.71        0.96        0.72        0.97        0.74        0.99
        Hartford Dividend and Growth
          HLS Fund..................    0.66        0.91        0.66        0.91        0.67        0.92
        Hartford Equity Income HLS
          Fund......................    0.74        0.99        0.75        1.00        0.88        1.13
        Hartford Focus HLS Fund.....    0.83        1.08        0.89        1.14        0.86        1.11
        Hartford Global Advisers HLS
          Fund......................    0.80        1.05        0.77        1.03        0.78        1.03
        Hartford Global Leaders HLS
          Fund......................    0.74        0.99        0.68        0.93        0.68        0.93
        Hartford Growth HLS Fund....    0.82        1.07        0.82        1.07        0.83        1.08
        Hartford Growth
          Opportunities HLS Fund....    0.63        0.88        0.58        0.84        0.57        0.82
        Hartford High Yield HLS
          Fund......................    0.72        0.97        0.76        1.01        0.77        1.02
        Hartford Index HLS Fund.....    0.33        0.58        0.42        0.67        0.44        0.69
        Hartford International
          Capital Appreciation HLS
          Fund......................    0.85        1.10        0.86        1.11        0.89        1.14
        Hartford International
          Opportunities HLS Fund....    0.73        0.98        0.74        0.99        0.74        0.99
        Hartford International Small
          Company HLS Fund..........    0.92        1.17        0.97        1.22        1.01        1.26
        Hartford International Stock
          HLS Fund..................    0.91          NA        0.91          NA        0.96          NA
        Hartford LargeCap Growth HLS
          Fund......................    0.86          NA        0.86          NA        0.96          NA
        Hartford MidCap Growth HLS
          Fund......................    0.78          NA        0.81          NA        0.94          NA
        Hartford Money Market HLS
          Fund......................    0.48        0.73        0.49        0.74        0.48        0.73
        Hartford Mortgage Securities
          HLS Fund..................    0.49        0.74        0.49        0.74        0.49        0.74
        Hartford SmallCap Growth HLS
          Fund......................    0.62        0.87        0.62        0.87        0.63        0.88
        Hartford SmallCap Value HLS
          Fund......................    0.97        1.22        0.92        1.17        0.92        1.17
        Hartford Stock HLS Fund.....    0.47        0.72        0.48        0.73        0.48        0.73
        Hartford Total Return Bond
          HLS Fund..................    0.49        0.74        0.50        0.75        0.50        0.75
        Hartford U.S Government
          Securities HLS Fund.......    0.48        0.73        0.47        0.72        0.47        0.72
        Hartford Value HLS Fund.....    0.84        1.09        0.85        1.10        0.85        1.10
        Hartford Value Opportunities
          HLS Fund..................    0.64        0.89        0.64        0.89        0.66        0.91

    f) Distribution Plan for Class IB shares -- The following Funds: Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund and Hartford Value

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2006
 ($000'S OMITTED)
--------------------------------------------------------------------------------

       Opportunities HLS Fund, have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life, Inc.) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

        The Distributions Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activity primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard. The Funds' distributions fees are accrued daily and paid monthly.

    g) Payments from (to) Affiliate -- The Funds are available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and they are offered directly to certain qualified retirement plans ("Products"). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, did not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life (the issuers of such variable annuity products), the Funds' ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Funds to indemnify the Funds for any material harm caused to the Funds from frequent trading by these contracts owners. Pursuant to the agreement, the following amounts have been paid (received) to (from) the Funds indicated in 2006 and 2005. Amounts are recorded as Payments from
        (to) Affiliate in the Statements of Operations:

        FUND                                                            2006      2005
        ----                                                            -----    ------
        Hartford Disciplined Equity HLS Fund........................    $ 104    $   --
        Hartford Dividend and Growth HLS Fund.......................      398        --
        Hartford Growth HLS Fund....................................      253       440
        Hartford Growth Opportunities HLS Fund......................      257     1,140
        Hartford High Yield HLS Fund................................      129     4,027
        Hartford Index HLS Fund.....................................       90        --
        Hartford SmallCap Growth HLS Fund...........................     (350)    1,892
        Hartford Stock HLS Fund.....................................      259        --
        Hartford Total Return Bond HLS Fund.........................      107        --
        Hartford Value Opportunities HLS Fund.......................      220        --

        In 2005, Hartford SmallCap Growth HLS Fund recorded a receivable from affiliate for $494 as an estimate of the total due from affiliate for the calendar year. When the final calculation was completed for the full indemnification period (which ended in 2006), it was determined the payment from affiliate should be only $144. The table above reflects the net payment from affiliate.

        On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC's Division of Enforcement's investigation of aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford paid a total of $39.6 million to the Funds in the amounts indicated below. These amounts were recorded November 8, 2006 and paid on November 22, 2006. The Hartford settled this matter without admitting or denying the findings of the SEC.

        FUND                                                              AMOUNT
        ----                                                            ----------
        Hartford Advisers HLS Fund..................................       $ 6,804
        Hartford Capital Appreciation HLS Fund......................        11,567
        Hartford Disciplined Equity HLS Fund........................           501
        Hartford Dividend and Growth HLS Fund.......................         3,856
        Hartford Focus HLS Fund.....................................           110
        Hartford Global Advisers HLS Fund...........................           572
        Hartford Global Leaders HLS Fund............................         3,344
        Hartford Growth HLS Fund....................................            33
        Hartford Growth Opportunities HLS Fund......................           841
        Hartford International Capital Appreciation HLS Fund........            11
        Hartford International Opportunities HLS Fund...............           314
        Hartford International Small Company HLS Fund...............            11
        Hartford SmallCap Growth HLS Fund...........................           121
        Hartford Stock HLS Fund.....................................         5,561
        Hartford Value HLS Fund.....................................            33
        Hartford Value Opportunities HLS Fund.......................            60

--------------------------------------------------------------------------------

        The total return in the financial highlights includes the impact of the Payments from (to) Affiliate. The tables below show the impact of each of the two payments from (to) Affiliates and the total return for the years ended December 31, 2006 and December 31, 2005, had the payments from (to) been excluded.

                                                          FOR THE YEAR ENDED       FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                                           DECEMBER 31, 2006        DECEMBER 31, 2006        DECEMBER 31, 2006
                                                         ---------------------    ---------------------   -----------------------
                                                                                   IMPACT OF PAYMENTS
                                                           IMPACT OF PAYMENT       FROM (TO) AFFILIATE    TOTAL RETURN EXCLUDING
                                                            FROM AFFILIATE          FOR UNRESTRICTED        PAYMENTS FROM (TO)
                                                          FOR SEC SETTLEMENT            TRANSFERS                AFFILIATE
                                                         ---------------------    ---------------------   -----------------------
        FUND                                             CLASS IA     CLASS IB    CLASS IA     CLASS IB   CLASS IA      CLASS IB
        ----                                             --------     --------    --------     --------   ---------     ---------
        Hartford Advisers HLS Fund.....................    0.09%        0.09%                               10.61%        10.34%
        Hartford Capital Appreciation HLS Fund.........    0.09         0.09                                16.52         16.23
        Hartford Disciplined Equity HLS Fund...........    0.03         0.03        0.01%        0.01%      12.41         12.13
        Hartford Dividend and Growth HLS Fund..........    0.06         0.06        0.01         0.01       20.29         19.99
        Hartford Focus HLS Fund........................    0.14         0.15                                 9.58          9.30
        Hartford Global Advisers HLS Fund..............    0.17         0.16                                 8.67          8.40
        Hartford Global Leaders HLS Fund...............    0.31         0.32                                13.83         13.54
        Hartford Growth HLS Fund.......................    0.01         0.01        0.04         0.04        4.56          4.30
        Hartford Growth Opportunities HLS Fund.........    0.07         0.07        0.02         0.02       11.96         11.70
        Hartford High Yield HLS Fund...................                             0.02         0.02       11.15         10.87
        Hartford Index HLS Fund........................                             0.01         0.01       15.45         15.16
        Hartford International Capital Appreciation HLS
          Fund.........................................      --           --                                24.08         23.77
        Hartford International Opportunities HLS
          Fund.........................................    0.02         0.02                                24.44         24.13
        Hartford International Small Company HLS
          Fund.........................................    0.01           --                                29.33         29.01
        Hartford SmallCap Growth HLS Fund..............    0.01         0.01       (0.03)       (0.03)       6.88          6.61
        Hartford Stock HLS Fund........................    0.11         0.12        0.01         0.01       14.53         14.24
        Hartford Value HLS Fund........................    0.01         0.01                                21.81         21.51
        Hartford Value Opportunities HLS Fund..........    0.01         0.01        0.04         0.05       18.97         18.67

                                                                        FOR THE YEAR ENDED         FOR THE YEAR ENDED
                                                                         DECEMBER 31, 2005          DECEMBER 31, 2005
                                                                      -----------------------    -----------------------
                                                                         IMPACT OF PAYMENT
                                                                        FROM AFFILIATE FOR       TOTAL RETURN EXCLUDING
                                                                      UNRESTRICTED TRANSFERS     PAYMENT FROM AFFILIATE
                                                                      -----------------------    -----------------------
        FUND                                                          CLASS IA      CLASS IB     CLASS IA      CLASS IB
        ----                                                          ---------     ---------    ---------     ---------
        Hartford Growth HLS Fund....................................    0.09%         0.09%         4.58%         4.33%
        Hartford Growth Opportunities HLS Fund......................    0.11          0.11         16.20         15.91
        Hartford High Yield HLS Fund................................    0.57          0.56          1.56          1.29
        Hartford SmallCap Growth HLS Fund...........................    0.22          0.22         10.80         10.56

4.  INVESTMENT TRANSACTIONS:

    For the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities for Hartford Money Market HLS Fund were $18,993,247 and $18,729,737; respectively. The cost of purchases and proceeds from sales of securities (excluding short-term investments) for the other portfolios were as follows:

                                                     COST OF PURCHASES    SALES PROCEEDS     COST OF PURCHASES    SALES PROCEEDS
                                                         EXCLUDING           EXCLUDING              FOR                 FOR
                                                      U.S. GOVERNMENT     U.S. GOVERNMENT     U.S. GOVERNMENT     U.S. GOVERNMENT
        FUND                                            OBLIGATIONS         OBLIGATIONS         OBLIGATIONS         OBLIGATIONS
        ----                                         -----------------    ---------------    -----------------    ---------------
        Hartford Advisers HLS Fund.................      $6,986,202         $8,318,448           $  798,579         $1,349,254
        Hartford Blue Chip Stock HLS Fund..........         167,264            192,794                   --                 --
        Hartford Capital Appreciation HLS Fund.....      10,255,815         12,028,310                   --                 --
        Hartford Capital Opportunities HLS Fund....           1,043              4,141                   --                 --
        Hartford Disciplined Equity HLS Fund.......       1,170,809            943,574                   --                 --
        Hartford Dividend And Growth HLS Fund......       1,793,071          2,064,383                   --                 --
        Hartford Equity Income HLS Fund............         193,885            102,576                   --                 --
        Hartford Focus HLS Fund....................          95,144            110,560                   --                 --
        Hartford Global Advisers HLS Fund..........         425,429            506,183               20,495             74,189
        Hartford Global Leaders HLS Fund...........       1,398,412          1,545,322                   --                 --
        Hartford Growth HLS Fund...................         530,313            534,049                   --                 --
        Hartford Growth Opportunities HLS Fund.....       1,719,202          1,755,120                   --                 --
        Hartford High Yield HLS Fund...............       1,123,593          1,111,325                   --                 --

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2006
 ($000'S OMITTED)
--------------------------------------------------------------------------------

                                                     COST OF PURCHASES    SALES PROCEEDS     COST OF PURCHASES    SALES PROCEEDS
                                                         EXCLUDING           EXCLUDING              FOR                 FOR
                                                      U.S. GOVERNMENT     U.S. GOVERNMENT     U.S. GOVERNMENT     U.S. GOVERNMENT
        FUND                                            OBLIGATIONS         OBLIGATIONS         OBLIGATIONS         OBLIGATIONS
        ----                                         -----------------    ---------------    -----------------    ---------------
        Hartford Index HLS Fund....................      $   75,531         $  406,235           $       --         $       --
        Hartford International Capital Appreciation
          HLS Fund.................................       1,258,659          1,173,064                   --                 --
        Hartford International Opportunities HLS
          Fund.....................................       2,073,088          2,046,904                   --                 --
        Hartford International Small Company HLS
          Fund.....................................         388,575            340,481                   --                 --
        Hartford International Stock HLS Fund......          67,861             81,351                   --                 --
        Hartford LargeCap Growth HLS Fund..........           6,430             20,327                   --                 --
        Hartford MidCap Growth HLS Fund............         112,188            121,559                   --                 --
        Hartford Mortgage Securities HLS Fund......         772,243            809,679              114,085            119,826
        Hartford SmallCap Growth HLS Fund..........         907,716            917,988                   --                 --
        Hartford SmallCap Value HLS Fund...........         158,492            162,284                   --                 --
        Hartford Stock HLS Fund....................       5,128,616          6,056,470                   --                 --
        Hartford Total Return Bond HLS Fund........      10,448,823         10,092,089            8,901,151          9,068,329
        Hartford U.S. Government Securities HLS
          Fund.....................................       2,322,678          1,928,065            1,027,435          1,256,019
        Hartford Value HLS Fund....................         166,156            142,466                   --                 --
        Hartford Value Opportunities HLS Fund......         337,819            305,251                   --                 --

5.  LINE OF CREDIT:

    The Funds, except for the Hartford Money Market HLS Fund, participate in a $650,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended December 31, 2006, the Funds did not have any borrowings under this facility.

6.  SUBSEQUENT EVENT:

    A special meeting of shareholders was held on January 23, 2007, in connection with a proposed merger of Hartford LargeCap Growth HLS Fund and Hartford Capital Opportunities HLS Fund by Hartford Blue Chip Stock HLS Fund (the "Acquiring Fund"). The proposal was approved on January 23, 2007, and the Fund merger was effective on February 2, 2007, (the "Effective Date"). The Acquiring Fund will be renamed Hartford LargeCap Growth HLS Fund, as of the Effective Date.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA(4) --
                                          ------------------------------------------------
                                                                                   NET
                                                                                REALIZED
                                                                                   AND
                                          NET ASSET      NET                   UNREALIZED
                                          VALUE AT    INVESTMENT   PAYMENTS       GAIN
                                          BEGINNING     INCOME     FROM (TO)    (LOSS) ON
                                          OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS
                                          ---------   ----------   ---------   -----------
HARTFORD ADVISERS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $22.53       $ 0.58      $  0.02      $  1.81
 Class IB...............................    22.70         0.51         0.02         1.83
 For the Year Ended December 31, 2005
 Class IA...............................    23.04         0.54           --         1.12
 Class IB...............................    23.17         0.47           --         1.15
 For the Year Ended December 31, 2004
 Class IA...............................    22.67         0.51           --         0.33
 Class IB...............................    22.81         0.48           --         0.30
 For the Year Ended December 31, 2003
 Class IA...............................    19.59         0.42           --         3.18
 Class IB...............................    19.72         0.41           --         3.16
 For the Year Ended December 31, 2002
 Class IA...............................    23.44(5)      0.51(5)        --        (4.10)(5)
 Class IB...............................    23.60(5)      0.46(5)        --        (4.10)(5)
HARTFORD BLUE CHIP STOCK HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    18.74         0.07           --         1.44
 For the Year Ended December 31, 2005
 Class IA...............................    17.84         0.07           --         0.98
 For the Year Ended December 31, 2004
 Class IA...............................    16.42         0.10           --         1.35
 For the Year Ended December 31, 2003
 Class IA...............................    12.70         0.03           --         3.69
 For the Year Ended December 31, 2002
 Class IA...............................    16.80         0.01           --        (4.11)
HARTFORD CAPITAL APPRECIATION HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    52.99         0.50         0.04         7.88
 Class IB...............................    52.75         0.36         0.04         7.83
 For the Year Ended December 31, 2005
 Class IA...............................    53.43         0.45           --         7.57
 Class IB...............................    53.18         0.25           --         7.59
 For the Year Ended December 31, 2004
 Class IA...............................    44.91         0.35           --         8.34
 Class IB...............................    44.76         0.27           --         8.26
 For the Year Ended December 31, 2003
 Class IA...............................    31.70         0.26           --        13.17
 Class IB...............................    31.63         0.19           --        13.10
 For the Year Ended December 31, 2002
 Class IA...............................    39.75(5)      0.15(5)        --        (8.01)(5)
 Class IB...............................    39.68(5)      0.12(5)        --        (8.03)(5)

                                                             -- SELECTED PER-SHARE DATA(4) --
                                          -----------------------------------------------------------------------

                                                                    DISTRIBUTIONS
                                            TOTAL      DIVIDENDS        FROM
                                             FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                          INVESTMENT   INVESTMENT      CAPITAL          FROM            TOTAL
                                          OPERATIONS     INCOME         GAINS          CAPITAL      DISTRIBUTIONS
                                          ----------   ----------   -------------   -------------   -------------
HARTFORD ADVISERS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    $ 2.41       $(0.57)       $(1.77)         $   --          $(2.34)
 Class IB...............................      2.36        (0.51)        (1.77)             --           (2.28)
 For the Year Ended December 31, 2005
 Class IA...............................      1.66        (0.77)        (1.04)          (0.36)          (2.17)
 Class IB...............................      1.62        (0.69)        (1.04)          (0.36)          (2.09)
 For the Year Ended December 31, 2004
 Class IA...............................      0.84        (0.47)           --              --           (0.47)
 Class IB...............................      0.78        (0.42)           --              --           (0.42)
 For the Year Ended December 31, 2003
 Class IA...............................      3.60        (0.52)           --              --           (0.52)
 Class IB...............................      3.57        (0.48)           --              --           (0.48)
 For the Year Ended December 31, 2002
 Class IA...............................     (3.59)       (0.26)(5)        --(5)           --           (0.26)
 Class IB...............................     (3.64)       (0.24)(5)        --(5)           --           (0.24)
HARTFORD BLUE CHIP STOCK HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      1.51        (0.07)           --              --           (0.07)
 For the Year Ended December 31, 2005
 Class IA...............................      1.05        (0.15)           --              --           (0.15)
 For the Year Ended December 31, 2004
 Class IA...............................      1.45        (0.03)           --              --           (0.03)
 For the Year Ended December 31, 2003
 Class IA...............................      3.72           --            --              --              --
 For the Year Ended December 31, 2002
 Class IA...............................     (4.10)          --            --              --              --
HARTFORD CAPITAL APPRECIATION HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      8.42        (0.76)        (7.16)             --           (7.92)
 Class IB...............................      8.23        (0.61)        (7.16)             --           (7.77)
 For the Year Ended December 31, 2005
 Class IA...............................      8.02        (0.52)        (7.94)             --           (8.46)
 Class IB...............................      7.84        (0.33)        (7.94)             --           (8.27)
 For the Year Ended December 31, 2004
 Class IA...............................      8.69        (0.17)           --              --           (0.17)
 Class IB...............................      8.53        (0.11)           --              --           (0.11)
 For the Year Ended December 31, 2003
 Class IA...............................     13.43        (0.22)           --              --           (0.22)
 Class IB...............................     13.29        (0.16)           --              --           (0.16)
 For the Year Ended December 31, 2002
 Class IA...............................     (7.86)       (0.19)(5)        --(5)           --           (0.19)
 Class IB...............................     (7.91)       (0.14)(5)        --(5)           --           (0.14)

                                                     -- RATIOS AND SUPPLEMENTAL DATA --
                                          ---------------------------------------------------------
                                                        NET
                                             NET       ASSET
                                           INCREASE    VALUE
                                          (DECREASE)     AT
                                            IN NET      END                           NET ASSETS
                                            ASSET        OF         TOTAL              AT END OF
                                            VALUE      PERIOD      RETURN               PERIOD
                                          ----------   ------      -------          ---------------
HARTFORD ADVISERS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $  0.07     $22.60        10.70%(7)        $ 7,207,926
 Class IB...............................      0.08      22.78        10.43(7)           1,252,293
 For the Year Ended December 31, 2005
 Class IA...............................     (0.51)     22.53         0.07              8,157,354
 Class IB...............................     (0.47)     22.70         6.97              1,366,216
 For the Year Ended December 31, 2004
 Class IA...............................      0.37      23.04         3.74              9,699,374
 Class IB...............................      0.36      23.17         3.48              1,462,319
 For the Year Ended December 31, 2003
 Class IA...............................      3.08      22.67        18.49             10,358,449
 Class IB...............................      3.09      22.81        18.20              1,263,641
 For the Year Ended December 31, 2002
 Class IA...............................     (3.85)     19.59(5)    (13.79)             9,249,397
 Class IB...............................     (3.88)     19.72(5)    (13.99)               672,078
HARTFORD BLUE CHIP STOCK HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      1.44      20.18         8.04                139,150
 For the Year Ended December 31, 2005
 Class IA...............................      0.90      18.74         5.85                155,020
 For the Year Ended December 31, 2004
 Class IA...............................      1.42      17.84         8.90                173,702
 For the Year Ended December 31, 2003
 Class IA...............................      3.72      16.42        29.30                182,530
 For the Year Ended December 31, 2002
 Class IA...............................     (4.10)     12.70       (24.40)               155,333
HARTFORD CAPITAL APPRECIATION HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      0.50      53.49        16.61(7)          11,746,831
 Class IB...............................      0.46      53.21        16.32(7)           2,810,587
 For the Year Ended December 31, 2005
 Class IA...............................     (0.44)     52.99        15.55             11,317,561
 Class IB...............................     (0.43)     52.75        15.26              2,793,612
 For the Year Ended December 31, 2004
 Class IA...............................      8.52      53.43        19.36             10,751,945
 Class IB...............................      8.42      53.18        19.07              2,505,798
 For the Year Ended December 31, 2003
 Class IA...............................     13.21      44.91        42.38              8,912,749
 Class IB...............................     13.13      44.76        42.02              1,579,399
 For the Year Ended December 31, 2002
 Class IA...............................     (8.05)     31.70(5)    (19.70)             6,240,859
 Class IB...............................     (8.05)     31.63(5)    (19.88)               588,013

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------
                                                                     RATIO OF
                                           RATIO OF     RATIO OF       NET
                                           EXPENSES     EXPENSES    INVESTMENT
                                          TO AVERAGE   TO AVERAGE     INCOME
                                          NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                            BEFORE       AFTER         NET       TURNOVER
                                          WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                          ----------   ----------   ----------   ---------
HARTFORD ADVISERS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.64%        0.64%        2.24%         87%
 Class IB...............................     0.89         0.89         1.99          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.66         0.65         1.96          89
 Class IB...............................     0.91         0.90         1.72          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.67         0.67         2.16          36
 Class IB...............................     0.92         0.92         1.91          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.67         0.67         2.03          48
 Class IB...............................     0.92         0.92         1.78          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.67         0.67         2.29          47
 Class IB...............................     0.92         0.90         2.07          --
HARTFORD BLUE CHIP STOCK HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.89         0.78         0.31         116
 For the Year Ended December 31, 2005
 Class IA...............................     0.91         0.81         0.32          27
 For the Year Ended December 31, 2004
 Class IA...............................     0.90         0.90         0.56          26
 For the Year Ended December 31, 2003
 Class IA...............................     0.90         0.90         0.22          28
 For the Year Ended December 31, 2002
 Class IA...............................     0.92         0.92         0.04          37
HARTFORD CAPITAL APPRECIATION HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.67         0.67         0.82          73
 Class IB...............................     0.92         0.92         0.57          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.70         0.70         0.78          97
 Class IB...............................     0.95         0.95         0.53          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.70         0.70         0.77          89
 Class IB...............................     0.95         0.95         0.52          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.69         0.69         0.77          94
 Class IB...............................     0.94         0.94         0.52          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.69         0.69         0.64          94
 Class IB...............................     0.94         0.92         0.41          --

---------------
(1)  Annualized.
(2)  Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(4) Information presented relates to a share outstanding throughout the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(8) Per share amounts have been calculated using average shares outstanding method.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA(4) --
                                          ------------------------------------------------
                                                                                   NET
                                                                                REALIZED
                                                                                   AND
                                          NET ASSET      NET                   UNREALIZED
                                          VALUE AT    INVESTMENT   PAYMENTS       GAIN
                                          BEGINNING     INCOME     FROM (TO)    (LOSS) ON
                                          OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS
                                          ---------   ----------   ---------   -----------
HARTFORD CAPITAL OPPORTUNITIES HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $ 7.03       $ 0.02      $    --      $  0.54
 For the Year Ended December 31, 2005
 Class IA...............................     7.08         0.02           --        (0.04)
 For the Year Ended December 31, 2004
 Class IA...............................     6.46         0.03           --         0.62
 For the Year Ended December 31, 2003
 Class IA...............................     5.09         0.02           --         1.37
 For the Year Ended December 31, 2002
 Class IA...............................     7.15           --           --        (2.06)
HARTFORD DISCIPLINED EQUITY HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    12.66         0.14         0.01         1.42
 Class IB...............................    12.58         0.13         0.01         1.39
 For the Year Ended December 31, 2005
 Class IA...............................    12.02         0.12           --         0.67
 Class IB...............................    11.93         0.08           --         0.68
 For the Year Ended December 31, 2004
 Class IA...............................    11.20         0.16           --         0.79
 Class IB...............................    11.14         0.14           --         0.76
 For the Year Ended December 31, 2003
 Class IA...............................     8.80         0.07           --         2.45
 Class IB...............................     8.75         0.05           --         2.43
 For the Year Ended December 31, 2002
 Class IA...............................    11.72(5)      0.05(5)        --        (2.97)(5)
 Class IB...............................    11.67(5)      0.04(5)        --        (2.96)(5)
HARTFORD DIVIDEND AND GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    20.74         0.40         0.01         3.77
 Class IB...............................    20.68         0.35         0.01         3.74
 For the Year Ended December 31, 2005
 Class IA...............................    20.83         0.36           --         0.87
 Class IB...............................    20.76         0.29           --         0.89
 For the Year Ended December 31, 2004
 Class IA...............................    18.77         0.32           --         2.01
 Class IB...............................    18.72         0.27           --         2.00
 For the Year Ended December 31, 2003
 Class IA...............................    15.09         0.24           --         3.79
 Class IB...............................    15.07         0.21           --         3.76
 For the Year Ended December 31, 2002
 Class IA...............................    18.80(5)      0.25(5)        --        (3.64)(5)
 Class IB...............................    18.79(5)      0.24(5)        --        (3.66)(5)

                                                             -- SELECTED PER-SHARE DATA(4) --
                                          -----------------------------------------------------------------------

                                                                    DISTRIBUTIONS
                                            TOTAL      DIVIDENDS        FROM
                                             FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                          INVESTMENT   INVESTMENT      CAPITAL          FROM            TOTAL
                                          OPERATIONS     INCOME         GAINS          CAPITAL      DISTRIBUTIONS
                                          ----------   ----------   -------------   -------------   -------------
HARTFORD CAPITAL OPPORTUNITIES HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    $ 0.56       $   --        $   --          $   --          $   --
 For the Year Ended December 31, 2005
 Class IA...............................     (0.02)       (0.02)           --           (0.01)          (0.03)
 For the Year Ended December 31, 2004
 Class IA...............................      0.65        (0.03)           --              --           (0.03)
 For the Year Ended December 31, 2003
 Class IA...............................      1.39        (0.02)           --              --           (0.02)
 For the Year Ended December 31, 2002
 Class IA...............................     (2.06)          --            --              --              --
HARTFORD DISCIPLINED EQUITY HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      1.57        (0.15)           --              --           (0.15)
 Class IB...............................      1.53        (0.10)           --              --           (0.10)
 For the Year Ended December 31, 2005
 Class IA...............................      0.79        (0.15)           --              --           (0.15)
 Class IB...............................      0.76        (0.11)           --              --           (0.11)
 For the Year Ended December 31, 2004
 Class IA...............................      0.95        (0.13)           --              --           (0.13)
 Class IB...............................      0.90        (0.11)           --              --           (0.11)
 For the Year Ended December 31, 2003
 Class IA...............................      2.52        (0.12)           --              --           (0.12)
 Class IB...............................      2.48        (0.09)           --              --           (0.09)
 For the Year Ended December 31, 2002
 Class IA...............................     (2.92)          --(5)         --(5)           --              --
 Class IB...............................     (2.92)          --(5)         --(5)           --              --
HARTFORD DIVIDEND AND GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      4.18        (0.41)        (1.72)             --           (2.13)
 Class IB...............................      4.10        (0.34)        (1.72)             --           (2.06)
 For the Year Ended December 31, 2005
 Class IA...............................      1.23        (0.40)        (0.92)             --           (1.32)
 Class IB...............................      1.18        (0.34)        (0.92)             --           (1.26)
 For the Year Ended December 31, 2004
 Class IA...............................      2.33        (0.27)           --              --           (0.27)
 Class IB...............................      2.27        (0.23)           --              --           (0.23)
 For the Year Ended December 31, 2003
 Class IA...............................      4.03        (0.25)        (0.10)             --           (0.35)
 Class IB...............................      3.97        (0.22)        (0.10)             --           (0.32)
 For the Year Ended December 31, 2002
 Class IA...............................     (3.39)       (0.23)(5)     (0.09)(5)          --           (0.32)
 Class IB...............................     (3.42)       (0.21)(5)     (0.09)(5)          --           (0.30)

                                                     -- RATIOS AND SUPPLEMENTAL DATA --
                                          ---------------------------------------------------------
                                                        NET
                                             NET       ASSET
                                           INCREASE    VALUE
                                          (DECREASE)     AT
                                            IN NET      END                           NET ASSETS
                                            ASSET        OF         TOTAL              AT END OF
                                            VALUE      PERIOD      RETURN               PERIOD
                                          ----------   ------      -------          ---------------
HARTFORD CAPITAL OPPORTUNITIES HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $  0.56     $ 7.59         7.89%           $    11,114
 For the Year Ended December 31, 2005
 Class IA...............................     (0.05)      7.03        (0.22)                13,416
 For the Year Ended December 31, 2004
 Class IA...............................      0.62       7.08         9.93                 15,380
 For the Year Ended December 31, 2003
 Class IA...............................      1.37       6.46        27.38                 17,794
 For the Year Ended December 31, 2002
 Class IA...............................     (2.06)      5.09       (28.85)                16,387
HARTFORD DISCIPLINED EQUITY HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      1.42      14.08        12.45(7)           1,401,619
 Class IB...............................      1.43      14.01        12.17(7)             354,559
 For the Year Ended December 31, 2005
 Class IA...............................      0.64      12.66         6.58              1,019,703
 Class IB...............................      0.65      12.58         6.31                340,108
 For the Year Ended December 31, 2004
 Class IA...............................      0.82      12.02         8.41                770,938
 Class IB...............................      0.79      11.93         8.14                270,171
 For the Year Ended December 31, 2003
 Class IA...............................      2.40      11.20        28.82                685,888
 Class IB...............................      2.39      11.14        28.50                155,810
 For the Year Ended December 31, 2002
 Class IA...............................     (2.92)      8.80(5)    (24.65)               460,807
 Class IB...............................     (2.92)      8.75(5)    (24.85)                58,930
HARTFORD DIVIDEND AND GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      2.05      22.79        20.36(7)           5,671,552
 Class IB...............................      2.04      22.72        20.06(7)           1,603,952
 For the Year Ended December 31, 2005
 Class IA...............................     (0.09)     20.74         5.96              4,978,773
 Class IB...............................     (0.08)     20.68         5.70              1,506,556
 For the Year Ended December 31, 2004
 Class IA...............................      2.06      20.83        12.42              4,719,663
 Class IB...............................      2.04      20.76        12.14              1,393,412
 For the Year Ended December 31, 2003
 Class IA...............................      3.68      18.77        26.80              3,927,415
 Class IB...............................      3.65      18.72        26.48                902,779
 For the Year Ended December 31, 2002
 Class IA...............................     (3.71)     15.09(5)    (14.23)             2,810,625
 Class IB...............................     (3.72)     15.07(5)    (14.42)               327,617

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------
                                                                     RATIO OF
                                           RATIO OF     RATIO OF       NET
                                           EXPENSES     EXPENSES    INVESTMENT
                                          TO AVERAGE   TO AVERAGE     INCOME
                                          NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                            BEFORE       AFTER         NET       TURNOVER
                                          WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                          ----------   ----------   ----------   ---------
HARTFORD CAPITAL OPPORTUNITIES HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     1.12%        0.92%        0.29%          9%
 For the Year Ended December 31, 2005
 Class IA...............................     1.06         0.86         0.31          24
 For the Year Ended December 31, 2004
 Class IA...............................     1.05         1.05         0.38         119
 For the Year Ended December 31, 2003
 Class IA...............................     1.06         1.06         0.28          68
 For the Year Ended December 31, 2002
 Class IA...............................     1.05         1.05         0.04         109
HARTFORD DISCIPLINED EQUITY HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.72         0.72         1.19          63
 Class IB...............................     0.97         0.97         0.93          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.74         0.74         1.07          58
 Class IB...............................     0.99         0.99         0.82          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.75         0.75         1.53          62
 Class IB...............................     1.00         1.00         1.28          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.78         0.78         0.89          73
 Class IB...............................     1.03         1.03         0.64          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.79         0.79         0.65          92
 Class IB...............................     1.04         1.02         0.42          --
HARTFORD DIVIDEND AND GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.67         0.67         1.77          27
 Class IB...............................     0.92         0.92         1.52          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.67         0.67         1.70          26
 Class IB...............................     0.92         0.92         1.45          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.68         0.68         1.73          27
 Class IB...............................     0.93         0.93         1.48          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.69         0.69         1.61          31
 Class IB...............................     0.94         0.94         1.36          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.69         0.69         1.56          43
 Class IB...............................     0.94         0.92         1.33          --

---------------
(1)  Annualized.
(2)  Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(4) Information presented relates to a share outstanding throughout the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(8) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA(4) --
                                          ------------------------------------------------
                                                                                   NET
                                                                                REALIZED
                                                                                   AND
                                          NET ASSET      NET                   UNREALIZED
                                          VALUE AT    INVESTMENT   PAYMENTS       GAIN
                                          BEGINNING     INCOME     FROM (TO)    (LOSS) ON
                                          OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS
                                          ---------   ----------   ---------   -----------
HARTFORD EQUITY INCOME HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $12.01       $ 0.26      $    --      $  2.22
 Class IB...............................    11.98         0.25           --         2.20
 For the Year Ended December 31, 2005
 Class IA...............................    11.64         0.21           --         0.36
 Class IB...............................    11.62         0.17           --         0.36
 For the Year Ended December 31, 2004
 Class IA...............................    10.75         0.12           --         0.89
 Class IB...............................    10.74         0.10           --         0.88
 From inception October 31, 2003 through
   December 31, 2003
 Class IA...............................    10.00         0.02           --         0.75
 Class IB...............................    10.00         0.02           --         0.74
HARTFORD FOCUS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    10.56         0.09         0.01         0.82
 Class IB...............................    10.53         0.06         0.01         0.82
 For the Year Ended December 31, 2005
 Class IA...............................    10.18         0.10           --         0.87
 Class IB...............................    10.13         0.04           --         0.89
 For the Year Ended December 31, 2004
 Class IA...............................     9.90         0.10           --         0.21
 Class IB...............................     9.86         0.08           --         0.20
 For the Year Ended December 31, 2003
 Class IA...............................     7.74         0.03           --         2.16
 Class IB...............................     7.71         0.02           --         2.15
 For the Year Ended December 31, 2002
 Class IA...............................    10.38(5)      0.03(5)        --        (2.66)(5)
 Class IB...............................    10.37(5)      0.02(5)        --        (2.67)(5)
HARTFORD GLOBAL ADVISERS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    12.48         0.23         0.02         0.83
 Class IB...............................    12.41         0.20         0.02         0.83
 For the Year Ended December 31, 2005
 Class IA...............................    12.53         0.21           --         0.20
 Class IB...............................    12.44         0.23           --         0.14
 For the Year Ended December 31, 2004
 Class IA...............................    11.15         0.19           --         1.19
 Class IB...............................    11.09         0.14           --         1.21
 For the Year Ended December 31, 2003
 Class IA...............................     9.16         0.12           --         1.95
 Class IB...............................     9.12         0.11           --         1.93
 For the Year Ended December 31, 2002
 Class IA...............................    10.07(5)     (0.50)(5)       --        (0.41)(5)
 Class IB...............................    10.05(5)     (0.41)(5)       --        (0.52)(5)

                                                             -- SELECTED PER-SHARE DATA(4) --
                                          -----------------------------------------------------------------------

                                                                    DISTRIBUTIONS
                                            TOTAL      DIVIDENDS        FROM
                                             FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                          INVESTMENT   INVESTMENT      CAPITAL          FROM            TOTAL
                                          OPERATIONS     INCOME         GAINS          CAPITAL      DISTRIBUTIONS
                                          ----------   ----------   -------------   -------------   -------------
HARTFORD EQUITY INCOME HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    $ 2.48       $(0.26)       $(0.03)         $   --          $(0.29)
 Class IB...............................      2.45        (0.21)        (0.03)             --           (0.24)
 For the Year Ended December 31, 2005
 Class IA...............................      0.57        (0.20)           --              --           (0.20)
 Class IB...............................      0.53        (0.17)           --              --           (0.17)
 For the Year Ended December 31, 2004
 Class IA...............................      1.01        (0.12)           --              --           (0.12)
 Class IB...............................      0.98        (0.10)           --              --           (0.10)
 From inception October 31, 2003 through
   December 31, 2003
 Class IA...............................      0.77        (0.02)           --              --           (0.02)
 Class IB...............................      0.76        (0.02)           --              --           (0.02)
HARTFORD FOCUS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      0.92        (0.09)        (0.83)             --           (0.92)
 Class IB...............................      0.89        (0.05)        (0.83)             --           (0.88)
 For the Year Ended December 31, 2005
 Class IA...............................      0.97        (0.19)        (0.40)             --           (0.59)
 Class IB...............................      0.93        (0.13)        (0.40)             --           (0.53)
 For the Year Ended December 31, 2004
 Class IA...............................      0.31        (0.03)           --              --           (0.03)
 Class IB...............................      0.28        (0.01)           --              --           (0.01)
 For the Year Ended December 31, 2003
 Class IA...............................      2.19        (0.03)           --              --           (0.03)
 Class IB...............................      2.17        (0.02)           --              --           (0.02)
 For the Year Ended December 31, 2002
 Class IA...............................     (2.63)          --(5)      (0.01)(5)          --           (0.01)
 Class IB...............................     (2.65)          --(5)      (0.01)(5)          --           (0.01)
HARTFORD GLOBAL ADVISERS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      1.08        (0.38)        (0.47)             --           (0.85)
 Class IB...............................      1.05        (0.32)        (0.47)             --           (0.79)
 For the Year Ended December 31, 2005
 Class IA...............................      0.41        (0.46)           --              --           (0.46)
 Class IB...............................      0.37        (0.40)           --              --           (0.40)
 For the Year Ended December 31, 2004
 Class IA...............................      1.38           --            --              --              --
 Class IB...............................      1.35           --            --              --              --
 For the Year Ended December 31, 2003
 Class IA...............................      2.07        (0.08)           --              --           (0.08)
 Class IB...............................      2.04        (0.07)           --              --           (0.07)
 For the Year Ended December 31, 2002
 Class IA...............................     (0.91)          --(5)         --(5)           --              --
 Class IB...............................     (0.93)          --(5)         --(5)           --              --

                                                     -- RATIOS AND SUPPLEMENTAL DATA --
                                          ---------------------------------------------------------
                                                        NET
                                             NET       ASSET
                                           INCREASE    VALUE
                                          (DECREASE)     AT
                                            IN NET      END                           NET ASSETS
                                            ASSET        OF         TOTAL              AT END OF
                                            VALUE      PERIOD      RETURN               PERIOD
                                          ----------   ------      -------          ---------------
HARTFORD EQUITY INCOME HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $  2.19     $14.20        20.79%           $   360,210
 Class IB...............................      2.21      14.19        20.49                106,733
 For the Year Ended December 31, 2005
 Class IA...............................      0.37      12.01         4.81                231,151
 Class IB...............................      0.36      11.98         4.56                 79,417
 For the Year Ended December 31, 2004
 Class IA...............................      0.89      11.64         9.43                 90,197
 Class IB...............................      0.88      11.62         9.16                 24,876
 From inception October 31, 2003 through
   December 31, 2003
 Class IA...............................      0.75      10.75        26.80(2)               8,511
 Class IB...............................      0.74      10.74        26.48(2)               1,609
HARTFORD FOCUS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................        --      10.56         9.72(7)              48,852
 Class IB...............................      0.01      10.54         9.45(7)              34,041
 For the Year Ended December 31, 2005
 Class IA...............................      0.38      10.56         9.88                 52,679
 Class IB...............................      0.40      10.53         9.60                 41,972
 For the Year Ended December 31, 2004
 Class IA...............................      0.28      10.18         3.16                 49,519
 Class IB...............................      0.27      10.13         2.90                 41,587
 For the Year Ended December 31, 2003
 Class IA...............................      2.16       9.90        28.37                 49,891
 Class IB...............................      2.15       9.86        28.05                 39,674
 For the Year Ended December 31, 2002
 Class IA...............................     (2.64)      7.74(5)    (24.59)                35,237
 Class IB...............................     (2.66)      7.71(5)    (24.76)                18,361
HARTFORD GLOBAL ADVISERS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      0.23      12.71         8.84(7)             306,498
 Class IB...............................      0.26      12.67         8.56(7)              64,076
 For the Year Ended December 31, 2005
 Class IA...............................     (0.05)     12.48         3.37                332,169
 Class IB...............................     (0.03)     12.41         3.11                 71,346
 For the Year Ended December 31, 2004
 Class IA...............................      1.38      12.53        12.75                362,757
 Class IB...............................      1.35      12.44        12.47                 86,937
 For the Year Ended December 31, 2003
 Class IA...............................      1.99      11.15        22.26                312,492
 Class IB...............................      1.97      11.09        21.97                 41,594
 For the Year Ended December 31, 2002
 Class IA...............................     (0.91)      9.16(5)     (8.95)               269,329
 Class IB...............................     (0.93)      9.12(5)     (9.15)                16,078

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------
                                                                     RATIO OF
                                           RATIO OF     RATIO OF       NET
                                           EXPENSES     EXPENSES    INVESTMENT
                                          TO AVERAGE   TO AVERAGE     INCOME
                                          NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                            BEFORE       AFTER         NET       TURNOVER
                                          WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                          ----------   ----------   ----------   ---------
HARTFORD EQUITY INCOME HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.85%        0.75%        2.32%         28%
 Class IB...............................     1.10         1.00         2.07          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.86         0.76         2.27          21
 Class IB...............................     1.11         1.01         2.03          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.90         0.90         1.99          18
 Class IB...............................     1.15         1.15         1.74          --
 From inception October 31, 2003 through
   December 31, 2003
 Class IA...............................     1.13(1)      1.13(1)      1.50(1)        2
 Class IB...............................     1.38(1)      1.38(1)      1.25(1)       --
HARTFORD FOCUS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.94         0.85         0.80         112
 Class IB...............................     1.19         1.10         0.55          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.92         0.91         0.77         136
 Class IB...............................     1.17         1.16         0.52          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.90         0.90         1.06         111
 Class IB...............................     1.15         1.15         0.81          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.90         0.90         0.40         129
 Class IB...............................     1.15         1.15         0.15          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.88         0.88         0.40         212
 Class IB...............................     1.13         1.11         0.17          --
HARTFORD GLOBAL ADVISERS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.82         0.82         1.73          88
 Class IB...............................     1.07         1.07         1.48          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.83         0.83         1.59         502
 Class IB...............................     1.09         1.09         1.33          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.84         0.84         1.27         511
 Class IB...............................     1.09         1.09         1.02          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.84         0.84         1.26         455
 Class IB...............................     1.09         1.09         1.01          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.83         0.83         2.05         288
 Class IB...............................     1.08         1.06         1.82          --

---------------
(1)  Annualized.
(2)  Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(4) Information presented relates to a share outstanding throughout the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(8) Per share amounts have been calculated using average shares outstanding method.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA(4) --
                                          ------------------------------------------------
                                                                                   NET
                                                                                REALIZED
                                                                                   AND
                                          NET ASSET      NET                   UNREALIZED
                                          VALUE AT    INVESTMENT   PAYMENTS       GAIN
                                          BEGINNING     INCOME     FROM (TO)    (LOSS) ON
                                          OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS
                                          ---------   ----------   ---------   -----------
HARTFORD GLOBAL LEADERS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $18.74       $ 0.10      $  0.05      $  2.48
 Class IB...............................    18.66         0.05         0.05         2.47
 For the Year Ended December 31, 2005
 Class IA...............................    18.41         0.14           --         0.33
 Class IB...............................    18.32         0.07           --         0.35
 For the Year Ended December 31, 2004
 Class IA...............................    15.53         0.12           --         2.85
 Class IB...............................    15.47         0.10           --         2.82
 For the Year Ended December 31, 2003
 Class IA...............................    11.50         0.07           --         4.02
 Class IB...............................    11.47         0.04           --         4.00
 For the Year Ended December 31, 2002
 Class IA...............................    14.43(5)      0.13(5)        --        (2.95)(5)
 Class IB...............................    14.40(5)      0.12(5)        --        (2.96)(5)
HARTFORD GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    12.54         0.01         0.01         0.56
 Class IB...............................    12.42        (0.02)        0.01         0.55
 For the Year Ended December 31, 2005
 Class IA...............................    12.47         0.01         0.01         0.53
 Class IB...............................    12.38        (0.04)        0.01         0.55
 For the Year Ended December 31, 2004
 Class IA...............................    11.16         0.01           --         1.39
 Class IB...............................    11.11         0.01           --         1.35
 For the Year Ended December 31, 2003
 Class IA...............................     8.66        (0.01)          --         2.85
 Class IB...............................     8.64        (0.02)          --         2.83
 From inception April 30, 2002 through
   December 31, 2002
 Class IA...............................    10.00           --           --        (1.34)
 Class IB...............................    10.00           --           --        (1.36)
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    30.07         0.22         0.03         3.27
 Class IB...............................    29.85         0.14         0.03         3.25
 For the Year Ended December 31, 2005
 Class IA...............................    27.63         0.09         0.03         4.36
 Class IB...............................    27.44         0.01         0.03         4.35
 For the Year Ended December 31, 2004
 Class IA...............................    23.57         0.05           --         4.01
 Class IB...............................    23.48         0.03           --         3.93
 For the Year Ended December 31, 2003
 Class IA...............................    16.40        (0.01)          --         7.18
 Class IB...............................    16.37        (0.01)          --         7.12
 For the Year Ended December 31, 2002
 Class IA...............................    22.66        (0.03)          --        (6.23)
 From inception April, 30 2002 through
   December 31, 2002
 Class IB...............................    21.16        (0.01)          --        (4.78)

                                                             -- SELECTED PER-SHARE DATA(4) --
                                          -----------------------------------------------------------------------

                                                                    DISTRIBUTIONS
                                            TOTAL      DIVIDENDS        FROM
                                             FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                          INVESTMENT   INVESTMENT      CAPITAL          FROM            TOTAL
                                          OPERATIONS     INCOME         GAINS          CAPITAL      DISTRIBUTIONS
                                          ----------   ----------   -------------   -------------   -------------
HARTFORD GLOBAL LEADERS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    $ 2.63       $(0.16)       $(1.12)         $   --          $(1.28)
 Class IB...............................      2.57        (0.09)        (1.12)             --           (1.21)
 For the Year Ended December 31, 2005
 Class IA...............................      0.47        (0.14)           --              --           (0.14)
 Class IB...............................      0.42        (0.08)           --              --           (0.08)
 For the Year Ended December 31, 2004
 Class IA...............................      2.97        (0.09)           --              --           (0.09)
 Class IB...............................      2.92        (0.07)           --              --           (0.07)
 For the Year Ended December 31, 2003
 Class IA...............................      4.09        (0.06)           --              --           (0.06)
 Class IB...............................      4.04        (0.04)           --              --           (0.04)
 For the Year Ended December 31, 2002
 Class IA...............................     (2.82)       (0.11)(5)        --(5)           --           (0.11)
 Class IB...............................     (2.84)       (0.09)(5)        --(5)           --           (0.09)
HARTFORD GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      0.58        (0.01)        (0.79)             --           (0.80)
 Class IB...............................      0.54           --         (0.79)             --           (0.79)
 For the Year Ended December 31, 2005
 Class IA...............................      0.55           --         (0.48)             --           (0.48)
 Class IB...............................      0.52           --         (0.48)             --           (0.48)
 For the Year Ended December 31, 2004
 Class IA...............................      1.40           --         (0.09)             --           (0.09)
 Class IB...............................      1.36           --         (0.09)             --           (0.09)
 For the Year Ended December 31, 2003
 Class IA...............................      2.84           --         (0.34)             --           (0.34)
 Class IB...............................      2.81           --         (0.34)             --           (0.34)
 From inception April 30, 2002 through
   December 31, 2002
 Class IA...............................     (1.34)          --            --              --              --
 Class IB...............................     (1.36)          --            --              --              --
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      3.52        (0.24)        (3.22)             --           (3.46)
 Class IB...............................      3.42        (0.15)        (3.22)             --           (3.37)
 For the Year Ended December 31, 2005
 Class IA...............................      4.48        (0.06)        (1.98)             --           (2.04)
 Class IB...............................      4.39           --         (1.98)             --           (1.98)
 For the Year Ended December 31, 2004
 Class IA...............................      4.06           --            --              --              --
 Class IB...............................      3.96           --            --              --              --
 For the Year Ended December 31, 2003
 Class IA...............................      7.17           --            --              --              --
 Class IB...............................      7.11           --            --              --              --
 For the Year Ended December 31, 2002
 Class IA...............................     (6.26)          --            --              --              --
 From inception April, 30 2002 through
   December 31, 2002
 Class IB...............................     (4.79)          --            --              --              --

                                                     -- RATIOS AND SUPPLEMENTAL DATA --
                                          ---------------------------------------------------------
                                                        NET
                                             NET       ASSET
                                           INCREASE    VALUE
                                          (DECREASE)     AT
                                            IN NET      END                           NET ASSETS
                                            ASSET        OF         TOTAL              AT END OF
                                            VALUE      PERIOD      RETURN               PERIOD
                                          ----------   ------      -------          ---------------
HARTFORD GLOBAL LEADERS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $  1.35     $20.09        14.14(7)%        $   942,258
 Class IB...............................      1.36      20.02        13.86(7)             280,283
 For the Year Ended December 31, 2005
 Class IA...............................      0.33      18.74         2.59                935,539
 Class IB...............................      0.34      18.66         2.33                280,050
 For the Year Ended December 31, 2004
 Class IA...............................      2.88      18.41        19.19              1,004,850
 Class IB...............................      2.85      18.32        18.89                273,202
 For the Year Ended December 31, 2003
 Class IA...............................      4.03      15.53        35.57                728,049
 Class IB...............................      4.00      15.47        35.24                129,315
 For the Year Ended December 31, 2002
 Class IA...............................     (2.93)     11.50(5)    (19.51)               544,901
 Class IB...............................     (2.93)     11.47(5)    (19.70)                55,421
HARTFORD GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     (0.22)     12.32         4.61(7)             379,601
 Class IB...............................     (0.25)     12.17         4.35(7)             190,063
 For the Year Ended December 31, 2005
 Class IA...............................      0.07      12.54         4.67(7)             345,558
 Class IB...............................      0.04      12.42         4.42(7)             206,105
 For the Year Ended December 31, 2004
 Class IA...............................      1.31      12.47        12.49                249,473
 Class IB...............................      1.27      12.38        12.21                170,895
 For the Year Ended December 31, 2003
 Class IA...............................      2.50      11.16        32.81                127,944
 Class IB...............................      2.47      11.11        32.48                 90,188
 From inception April 30, 2002 through
   December 31, 2002
 Class IA...............................     (1.34)      8.66       (13.43)(2)             13,452
 Class IB...............................     (1.36)      8.64       (13.57)(2)              7,937
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      0.06      30.13        12.05(7)           1,103,590
 Class IB...............................      0.05      29.90        11.79(7)             197,797
 For the Year Ended December 31, 2005
 Class IA...............................      2.44      30.07        16.31(7)           1,012,774
 Class IB...............................      2.41      29.85        16.02(7)             179,308
 For the Year Ended December 31, 2004
 Class IA...............................      4.06      27.63        17.18                848,674
 Class IB...............................      3.96      27.44        16.89                112,896
 For the Year Ended December 31, 2003
 Class IA...............................      7.17      23.57        43.79                696,900
 Class IB...............................      7.11      23.48        43.43                 59,686
 For the Year Ended December 31, 2002
 Class IA...............................     (6.26)     16.40       (27.65)               478,045
 From inception April, 30 2002 through
   December 31, 2002
 Class IB...............................     (4.79)     16.37       (22.65)(2)              5,287

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------
                                                                     RATIO OF
                                           RATIO OF     RATIO OF       NET
                                           EXPENSES     EXPENSES    INVESTMENT
                                          TO AVERAGE   TO AVERAGE     INCOME
                                          NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                            BEFORE       AFTER         NET       TURNOVER
                                          WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                          ----------   ----------   ----------   ---------
HARTFORD GLOBAL LEADERS HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.76%        0.76%        0.48%        116%
 Class IB...............................     1.01         1.01         0.23          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.77         0.77         0.74         262
 Class IB...............................     1.02         1.02         0.48          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.78         0.78         0.83         255
 Class IB...............................     1.03         1.03         0.58          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.80         0.80         0.54         292
 Class IB...............................     1.05         1.05         0.29          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.81         0.81         1.06         324
 Class IB...............................     1.06         1.03         0.84          --
HARTFORD GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.84         0.84         0.10          95
 Class IB...............................     1.09         1.09        (0.14)         --
 For the Year Ended December 31, 2005
 Class IA...............................     0.84         0.84         0.02          76
 Class IB...............................     1.09         1.09        (0.23)         --
 For the Year Ended December 31, 2004
 Class IA...............................     0.86         0.86         0.09          79
 Class IB...............................     1.11         1.11        (0.16)         --
 For the Year Ended December 31, 2003
 Class IA...............................     0.88         0.88        (0.20)        111
 Class IB...............................     1.13         1.13        (0.45)         --
 From inception April 30, 2002 through
   December 31, 2002
 Class IA...............................     0.99(1)      0.99(1)      0.01(1)       76
 Class IB...............................     1.24(1)      1.24(1)     (0.25)(1)      --
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.65         0.65         0.71         139
 Class IB...............................     0.90         0.90         0.46          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.64         0.64         0.33         140
 Class IB...............................     0.89         0.89         0.06          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.63         0.63         0.23         137
 Class IB...............................     0.88         0.88        (0.03)         --
 For the Year Ended December 31, 2003
 Class IA...............................     0.64         0.64        (0.05)        145
 Class IB...............................     0.89         0.89        (0.30)         --
 For the Year Ended December 31, 2002
 Class IA...............................     0.66         0.66        (0.16)        189
 From inception April, 30 2002 through
   December 31, 2002
 Class IB...............................     0.84(1)      0.84(1)     (0.10)(1)      --

---------------
(1)  Annualized.
(2)  Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(4) Information presented relates to a share outstanding throughout the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(8) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA(4) --
                                          ------------------------------------------------
                                                                                   NET
                                                                                REALIZED
                                                                                   AND
                                          NET ASSET      NET                   UNREALIZED
                                          VALUE AT    INVESTMENT   PAYMENTS       GAIN
                                          BEGINNING     INCOME     FROM (TO)    (LOSS) ON
                                          OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS
                                          ---------   ----------   ---------   -----------
HARTFORD HIGH YIELD HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................   $ 9.80       $ 0.72      $    --      $  0.31
 Class IB...............................     9.70         0.69           --         0.30
 For the Year Ended December 31, 2005
 Class IA...............................    10.26         0.74         0.05        (0.58)
 Class IB...............................    10.17         0.71         0.05        (0.59)
 For the Year Ended December 31, 2004
 Class IA...............................    10.06         0.58           --         0.12
 Class IB...............................     9.98         0.64           --         0.03
 For the Year Ended December 31, 2003
 Class IA...............................     8.49         0.19           --         1.75
 Class IB...............................     8.44         0.28           --         1.63
 For the Year Ended December 31, 2002
 Class IA...............................     9.64(5)      0.63(5)        --        (1.73)(5)
 Class IB...............................     9.61(5)      0.49(5)        --        (1.61)(5)
HARTFORD INDEX HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    31.97         0.56           --         4.05
 Class IB...............................    31.84         0.44           --         4.06
 For the Year Ended December 31, 2005
 Class IA...............................    32.17         0.51           --         0.90
 Class IB...............................    32.02         0.40           --         0.93
 For the Year Ended December 31, 2004
 Class IA...............................    29.60         0.50           --         2.56
 Class IB...............................    29.49         0.44           --         2.53
 For the Year Ended December 31, 2003
 Class IA...............................    23.46         0.36           --         6.23
 Class IB...............................    23.39         0.31           --         6.19
 For the Year Ended December 31, 2002
 Class IA...............................    31.81(5)      0.32(5)        --        (8.29)(5)
 Class IB...............................    31.75(5)      0.28(5)        --        (8.30)(5)
HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................    12.48         0.10           --         2.84
 Class IB...............................    12.40         0.06           --         2.83
 For the Year Ended December 31, 2005
 Class IA...............................    12.45         0.11           --         0.60
 Class IB...............................    12.37         0.06           --         0.61
 For the Year Ended December 31, 2004
 Class IA...............................    10.20         0.05           --         2.44
 Class IB...............................    10.16         0.06           --         2.39
 For the Year Ended December 31, 2003
 Class IA...............................     7.09           --           --         3.61
 Class IB...............................     7.08           --           --         3.58
 For the Year Ended December 31, 2002
 Class IA...............................     8.59(5)      0.03(5)        --        (1.51)(5)
 Class IB...............................     8.59(5)      0.01(5)        --        (1.51)(5)

                                                             -- SELECTED PER-SHARE DATA(4) --
                                          -----------------------------------------------------------------------

                                                                    DISTRIBUTIONS
                                            TOTAL      DIVIDENDS        FROM
                                             FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                          INVESTMENT   INVESTMENT      CAPITAL          FROM            TOTAL
                                          OPERATIONS     INCOME         GAINS          CAPITAL      DISTRIBUTIONS
                                          ----------   ----------   -------------   -------------   -------------
HARTFORD HIGH YIELD HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................    $ 1.03       $(1.48)       $   --          $   --          $(1.48)
 Class IB...............................      0.99        (1.42)           --              --           (1.42)
 For the Year Ended December 31, 2005
 Class IA...............................      0.21        (0.67)           --              --           (0.67)
 Class IB...............................      0.17        (0.64)           --              --           (0.64)
 For the Year Ended December 31, 2004
 Class IA...............................      0.70        (0.50)           --              --           (0.50)
 Class IB...............................      0.67        (0.48)           --              --           (0.48)
 For the Year Ended December 31, 2003
 Class IA...............................      1.94        (0.37)           --              --           (0.37)
 Class IB...............................      1.91        (0.37)           --              --           (0.37)
 For the Year Ended December 31, 2002
 Class IA...............................     (1.10)       (0.05)(5)        --(5)           --           (0.05)
 Class IB...............................     (1.12)       (0.05)(5)        --(5)           --           (0.05)
HARTFORD INDEX HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      4.61        (0.56)        (3.66)             --           (4.22)
 Class IB...............................      4.50        (0.46)        (3.66)             --           (4.12)
 For the Year Ended December 31, 2005
 Class IA...............................      1.41        (0.61)        (1.00)             --           (1.61)
 Class IB...............................      1.33        (0.51)        (1.00)             --           (1.51)
 For the Year Ended December 31, 2004
 Class IA...............................      3.06        (0.39)        (0.10)             --           (0.49)
 Class IB...............................      2.97        (0.34)        (0.10)             --           (0.44)
 For the Year Ended December 31, 2003
 Class IA...............................      6.59        (0.37)        (0.08)             --           (0.45)
 Class IB...............................      6.50        (0.32)        (0.08)             --           (0.40)
 For the Year Ended December 31, 2002
 Class IA...............................     (7.97)       (0.28)(5)     (0.10)(5)          --           (0.38)
 Class IB...............................     (8.02)       (0.24)(5)     (0.10)(5)          --           (0.34)
HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................      2.94        (0.11)        (1.13)             --           (1.24)
 Class IB...............................      2.89        (0.06)        (1.13)             --           (1.19)
 For the Year Ended December 31, 2005
 Class IA...............................      0.71        (0.10)        (0.58)             --           (0.68)
 Class IB...............................      0.67        (0.06)        (0.58)             --           (0.64)
 For the Year Ended December 31, 2004
 Class IA...............................      2.49           --         (0.24)             --           (0.24)
 Class IB...............................      2.45           --         (0.24)             --           (0.24)
 For the Year Ended December 31, 2003
 Class IA...............................      3.61           --         (0.50)             --           (0.50)
 Class IB...............................      3.58           --         (0.50)             --           (0.50)
 For the Year Ended December 31, 2002
 Class IA...............................     (1.48)       (0.02)(5)        --(5)           --           (0.02)
 Class IB...............................     (1.50)       (0.01)(5)        --(5)           --           (0.01)

                                                     -- RATIOS AND SUPPLEMENTAL DATA --
                                          ---------------------------------------------------------
                                                        NET
                                             NET       ASSET
                                           INCREASE    VALUE
                                          (DECREASE)     AT
                                            IN NET      END                           NET ASSETS
                                            ASSET        OF         TOTAL              AT END OF
                                            VALUE      PERIOD      RETURN               PERIOD
                                          ----------   ------      -------          ---------------
HARTFORD HIGH YIELD HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................   $ (0.45)    $ 9.35        11.17(7)%        $   471,327
 Class IB...............................     (0.43)      9.27        10.89(7)             264,525
 For the Year Ended December 31, 2005
 Class IA...............................     (0.46)      9.80         2.13(7)             443,859
 Class IB...............................     (0.47)      9.70         1.85(7)             272,538
 For the Year Ended December 31, 2004
 Class IA...............................      0.20      10.26         7.40                518,881
 Class IB...............................      0.19      10.17         7.14                309,672
 For the Year Ended December 31, 2003
 Class IA...............................      1.57      10.06        23.18                481,315
 Class IB...............................      1.54       9.98        22.88                259,544
 For the Year Ended December 31, 2002
 Class IA...............................     (1.15)      8.49(5)     (6.89)               200,017
 Class IB...............................     (1.17)      8.44(5)     (7.14)                57,084
HARTFORD INDEX HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      0.39      32.36        15.46(7)           1,598,176
 Class IB...............................      0.38      32.22        15.17(7)             276,850
 For the Year Ended December 31, 2005
 Class IA...............................     (0.20)     31.97         4.50              1,701,424
 Class IB...............................     (0.18)     31.84         4.24                263,579
 For the Year Ended December 31, 2004
 Class IA...............................      2.57      32.17        10.39              1,973,470
 Class IB...............................      2.53      32.02        10.12                252,959
 For the Year Ended December 31, 2003
 Class IA...............................      6.14      29.60        28.13              1,934,490
 Class IB...............................      6.10      29.49        27.81                195,900
 For the Year Ended December 31, 2002
 Class IA...............................     (8.35)     23.46(5)    (22.45)             1,553,260
 Class IB...............................     (8.36)     23.39(5)    (22.63)                68,832
HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................      1.70      14.18        24.08(7)             574,806
 Class IB...............................      1.70      14.10        23.77(7)             302,729
 For the Year Ended December 31, 2005
 Class IA...............................      0.03      12.48         6.16                370,555
 Class IB...............................      0.03      12.40         5.89                244,572
 For the Year Ended December 31, 2004
 Class IA...............................      2.25      12.45        24.72                208,703
 Class IB...............................      2.21      12.37        24.40                137,183
 For the Year Ended December 31, 2003
 Class IA...............................      3.11      10.20        51.02                 67,147
 Class IB...............................      3.08      10.16        50.65                 63,698
 For the Year Ended December 31, 2002
 Class IA...............................     (1.50)      7.09(5)    (17.21)                21,368
 Class IB...............................     (1.51)      7.08(5)    (17.40)                13,878

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------
                                                                     RATIO OF
                                           RATIO OF     RATIO OF       NET
                                           EXPENSES     EXPENSES    INVESTMENT
                                          TO AVERAGE   TO AVERAGE     INCOME
                                          NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                            BEFORE       AFTER         NET       TURNOVER
                                          WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                          ----------   ----------   ----------   ---------
HARTFORD HIGH YIELD HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................     0.77%        0.72%        7.39%        160%
 Class IB...............................     1.02         0.97         7.14          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.77         0.76         6.51         138
 Class IB...............................     1.02         1.01         6.25          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.77         0.77         6.31          92
 Class IB...............................     1.02         1.02         6.06          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.78         0.78         7.00          44
 Class IB...............................     1.03         1.03         6.75          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.82         0.82         9.33          60
 Class IB...............................     1.07         1.05         9.10          --
HARTFORD INDEX HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.42         0.33         1.60           4
 Class IB...............................     0.67         0.58         1.36          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.42         0.42         1.46           5
 Class IB...............................     0.67         0.67         1.21          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.44         0.44         1.60           5
 Class IB...............................     0.69         0.69         1.35          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.44         0.44         1.40           3
 Class IB...............................     0.69         0.69         1.15          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.44         0.44         1.18          15
 Class IB...............................     0.69         0.67         0.95          --
HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................     0.88         0.88         0.70         164
 Class IB...............................     1.13         1.13         0.48          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.93         0.93         1.05         179
 Class IB...............................     1.18         1.18         0.79          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.97         0.97         0.86         215
 Class IB...............................     1.22         1.22         0.61          --
 For the Year Ended December 31, 2003
 Class IA...............................     1.01         1.01         0.23         244
 Class IB...............................     1.26         1.26        (0.02)         --
 For the Year Ended December 31, 2002
 Class IA...............................     1.26         1.26         0.59         285
 Class IB...............................     1.51         1.49         0.36          --

---------------
(1)  Annualized.
(2)  Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(4) Information presented relates to a share outstanding throughout the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(8) Per share amounts have been calculated using average shares outstanding method.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA(4) --
                                          ------------------------------------------------
                                                                                   NET
                                                                                REALIZED
                                                                                   AND
                                          NET ASSET      NET                   UNREALIZED
                                          VALUE AT    INVESTMENT   PAYMENTS       GAIN
                                          BEGINNING     INCOME     FROM (TO)    (LOSS) ON
                                          OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS
                                          ---------   ----------   ---------   -----------
HARTFORD INTERNATIONAL OPPORTUNITIES HLS
 FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $13.59       $ 0.22      $    --      $  3.05
 Class IB...............................    13.52         0.18           --         3.07
 For the Year Ended December 31, 2005
 Class IA...............................    11.86         0.14           --         1.59
 Class IB...............................    11.83         0.13           --         1.56
 For the Year Ended December 31, 2004
 Class IA...............................    10.11         0.10           --         1.73
 Class IB...............................    10.09         0.08           --         1.72
 For the Year Ended December 31, 2003
 Class IA...............................     7.66         0.09           --         2.44
 Class IB...............................     7.66         0.07           --         2.43
 For the Year Ended December 31, 2002
 Class IA...............................     9.53(5)      0.17(5)        --        (1.94)(5)
 Class IB...............................     9.51(5)      0.14(5)        --        (1.91)(5)
HARTFORD INTERNATIONAL SMALL COMPANY HLS
 FUND
 For the Year Ended December 31, 2006
 Class IA...............................    14.84         0.18           --         4.08
 Class IB...............................    14.71         0.15           --         4.04
 For the Year Ended December 31, 2005
 Class IA...............................    14.52         0.11           --         2.44
 Class IB...............................    14.42         0.08           --         2.40
 For the Year Ended December 31, 2004
 Class IA...............................    12.62         0.16           --         1.96
 Class IB...............................    12.56         0.14           --         1.94
 For the Year Ended December 31, 2003
 Class IA...............................     8.89         0.09           --         4.68
 Class IB...............................     8.86         0.08           --         4.64
 For the Year Ended December 31, 2002
 Class IA...............................     9.39(5)      0.02(5)        --        (0.52)(5)
 Class IB...............................     9.38(5)      0.01(5)        --        (0.53)(5)
HARTFORD INTERNATIONAL STOCK HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    14.97         0.33           --         3.00
 For the Year Ended December 31, 2005
 Class IA...............................    13.63         0.26           --         1.26
 For the Year Ended December 31, 2004
 Class IA...............................    11.85         0.21           --         1.61
 For the Year Ended December 31, 2003
 Class IA...............................     9.33         0.20           --         2.57
 For the Year Ended December 31, 2002
 Class IA...............................    10.43         0.17           --        (1.18)

                                                             -- SELECTED PER-SHARE DATA(4) --
                                          -----------------------------------------------------------------------

                                                                    DISTRIBUTIONS
                                            TOTAL      DIVIDENDS        FROM
                                             FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                          INVESTMENT   INVESTMENT      CAPITAL          FROM            TOTAL
                                          OPERATIONS     INCOME         GAINS          CAPITAL      DISTRIBUTIONS
                                          ----------   ----------   -------------   -------------   -------------
HARTFORD INTERNATIONAL OPPORTUNITIES HLS
 FUND
 For the Year Ended December 31, 2006
 Class IA...............................    $ 3.27       $(0.40)       $(1.23)         $   --          $(1.63)
 Class IB...............................      3.25        (0.18)        (1.23)             --           (1.41)
 For the Year Ended December 31, 2005
 Class IA...............................      1.73           --            --              --              --
 Class IB...............................      1.69           --            --              --              --
 For the Year Ended December 31, 2004
 Class IA...............................      1.83        (0.08)           --              --           (0.08)
 Class IB...............................      1.80        (0.06)           --              --           (0.06)
 For the Year Ended December 31, 2003
 Class IA...............................      2.53        (0.08)           --              --           (0.08)
 Class IB...............................      2.50        (0.07)           --              --           (0.07)
 For the Year Ended December 31, 2002
 Class IA...............................     (1.77)       (0.10)(5)        --(5)           --           (0.10)
 Class IB...............................     (1.77)       (0.08)(5)        --(5)           --           (0.08)
HARTFORD INTERNATIONAL SMALL COMPANY HLS
 FUND
 For the Year Ended December 31, 2006
 Class IA...............................      4.26        (0.32)        (2.01)             --           (2.33)
 Class IB...............................      4.19        (0.25)        (2.01)             --           (2.26)
 For the Year Ended December 31, 2005
 Class IA...............................      2.55        (0.38)        (1.85)             --           (2.23)
 Class IB...............................      2.48        (0.34)        (1.85)             --           (2.19)
 For the Year Ended December 31, 2004
 Class IA...............................      2.12           --         (0.22)             --           (0.22)
 Class IB...............................      2.08           --         (0.22)             --           (0.22)
 For the Year Ended December 31, 2003
 Class IA...............................      4.77        (0.11)        (0.93)             --           (1.04)
 Class IB...............................      4.72        (0.09)        (0.93)             --           (1.02)
 For the Year Ended December 31, 2002
 Class IA...............................     (0.50)          --(5)         --(5)           --              --
 Class IB...............................     (0.52)          --(5)         --(5)           --              --
HARTFORD INTERNATIONAL STOCK HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      3.33        (0.24)           --              --           (0.24)
 For the Year Ended December 31, 2005
 Class IA...............................      1.52        (0.18)           --              --           (0.18)
 For the Year Ended December 31, 2004
 Class IA...............................      1.82        (0.04)           --              --           (0.04)
 For the Year Ended December 31, 2003
 Class IA...............................      2.77        (0.25)           --              --           (0.25)
 For the Year Ended December 31, 2002
 Class IA...............................     (1.01)       (0.09)           --              --           (0.09)

                                                     -- RATIOS AND SUPPLEMENTAL DATA --
                                          ---------------------------------------------------------
                                                        NET
                                             NET       ASSET
                                           INCREASE    VALUE
                                          (DECREASE)     AT
                                            IN NET      END                           NET ASSETS
                                            ASSET        OF         TOTAL              AT END OF
                                            VALUE      PERIOD      RETURN               PERIOD
                                          ----------   ------      -------          ---------------
HARTFORD INTERNATIONAL OPPORTUNITIES HLS
 FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $  1.64     $15.23        24.46(7)%        $ 1,596,055
 Class IB...............................      1.84      15.36        24.15(7)             382,371
 For the Year Ended December 31, 2005
 Class IA...............................      1.73      13.59        14.62              1,251,426
 Class IB...............................      1.69      13.52        14.33                319,626
 For the Year Ended December 31, 2004
 Class IA...............................      1.75      11.86        18.08              1,054,884
 Class IB...............................      1.74      11.83        17.79                247,752
 For the Year Ended December 31, 2003
 Class IA...............................      2.45      10.11        33.10                823,760
 Class IB...............................      2.43      10.09        32.76                 76,246
 For the Year Ended December 31, 2002
 Class IA...............................     (1.87)      7.66(5)    (17.93)               646,903
 Class IB...............................     (1.85)      7.66(5)    (18.12)                26,641
HARTFORD INTERNATIONAL SMALL COMPANY HLS
 FUND
 For the Year Ended December 31, 2006
 Class IA...............................      1.93      16.77        29.34(7)             294,660
 Class IB...............................      1.93      16.64        29.01(7)             117,251
 For the Year Ended December 31, 2005
 Class IA...............................      0.32      14.84        18.60                193,712
 Class IB...............................      0.29      14.71        18.30                 92,157
 For the Year Ended December 31, 2004
 Class IA...............................      1.90      14.52        16.96                 84,012
 Class IB...............................      1.86      14.42        16.67                 54,750
 For the Year Ended December 31, 2003
 Class IA...............................      3.73      12.62        53.73                 44,088
 Class IB...............................      3.70      12.56        53.35                 22,704
 For the Year Ended December 31, 2002
 Class IA...............................     (0.50)      8.89(5)     (5.08)                16,722
 Class IB...............................     (0.52)      8.86(5)     (5.30)                 5,130
HARTFORD INTERNATIONAL STOCK HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      3.09      18.06        22.47                102,063
 For the Year Ended December 31, 2005
 Class IA...............................      1.34      14.97        11.40                 96,129
 For the Year Ended December 31, 2004
 Class IA...............................      1.78      13.63        15.31                 96,582
 For the Year Ended December 31, 2003
 Class IA...............................      2.52      11.85        30.01                 94,895
 For the Year Ended December 31, 2002
 Class IA...............................     (1.10)      9.33        (9.74)                81,352

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------
                                                                     RATIO OF
                                           RATIO OF     RATIO OF       NET
                                           EXPENSES     EXPENSES    INVESTMENT
                                          TO AVERAGE   TO AVERAGE     INCOME
                                          NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                            BEFORE       AFTER         NET       TURNOVER
                                          WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                          ----------   ----------   ----------   ---------
HARTFORD INTERNATIONAL OPPORTUNITIES HLS
 FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.75%        0.75%        1.47%        119%
 Class IB...............................     1.00         1.00         1.24          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.78         0.78         1.22         120
 Class IB...............................     1.03         1.03         0.97          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.80         0.80         1.13         142
 Class IB...............................     1.05         1.05         0.88          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.83         0.83         1.08         144
 Class IB...............................     1.08         1.08         0.83          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.81         0.81         1.23         161
 Class IB...............................     1.06         1.04         1.00          --
HARTFORD INTERNATIONAL SMALL COMPANY HLS
 FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.93         0.93         1.05          99
 Class IB...............................     1.18         1.18         0.82          --
 For the Year Ended December 31, 2005
 Class IA...............................     1.00         1.00         1.19          95
 Class IB...............................     1.25         1.25         0.97          --
 For the Year Ended December 31, 2004
 Class IA...............................     1.08         1.08         1.53         119
 Class IB...............................     1.33         1.33         1.28          --
 For the Year Ended December 31, 2003
 Class IA...............................     1.23         1.23         1.35         150
 Class IB...............................     1.48         1.48         1.10          --
 For the Year Ended December 31, 2002
 Class IA...............................     1.71         1.71         0.23         183
 Class IB...............................     1.96         1.96        (0.01)         --
HARTFORD INTERNATIONAL STOCK HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.93         0.93         1.77          69
 For the Year Ended December 31, 2005
 Class IA...............................     0.94         0.94         1.72          57
 For the Year Ended December 31, 2004
 Class IA...............................     0.96         0.96         1.49          58
 For the Year Ended December 31, 2003
 Class IA...............................     0.96         0.96         1.83          43
 For the Year Ended December 31, 2002
 Class IA...............................     0.97         0.97         1.53          53

---------------
(1)  Annualized.
(2)  Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(4) Information presented relates to a share outstanding throughout the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(8) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA(4) --
                                          ------------------------------------------------
                                                                                   NET
                                                                                REALIZED
                                                                                   AND
                                          NET ASSET      NET                   UNREALIZED
                                          VALUE AT    INVESTMENT   PAYMENTS       GAIN
                                          BEGINNING     INCOME     FROM (TO)    (LOSS) ON
                                          OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS
                                          ---------   ----------   ---------   -----------
HARTFORD LARGECAP GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $ 9.59       $ 0.05      $    --      $  0.58
 For the Year Ended December 31, 2005
 Class IA...............................     9.58         0.02           --         0.07
 For the Year Ended December 31, 2004
 Class IA...............................     8.59         0.06           --         0.93
 For the Year Ended December 31, 2003
 Class IA...............................     6.96           --           --         1.63
 For the Year Ended December 31, 2002
 Class IA...............................    10.09        (0.02)          --        (3.11)
HARTFORD MIDCAP GROWTH HLS FUND(9)
 For the Year Ended December 31, 2006
 Class IA...............................    11.33        (0.01)          --         1.39
 For the Year Ended December 31, 2005
 Class IA...............................    12.63        (0.04)          --         0.53
 For the Year Ended December 31, 2004
 Class IA...............................    11.21         0.01           --         1.43
 For the Year Ended December 31, 2003
 Class IA...............................     8.57         0.02           --         2.64
 For the Year Ended December 31, 2002
 Class IA...............................     9.85         0.02           --        (1.30)
HARTFORD MONEY MARKET HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     1.00         0.05           --           --
 Class IB...............................     1.00         0.04           --           --
 For the Year Ended December 31, 2005
 Class IA...............................     1.00         0.03           --           --
 Class IB...............................     1.00         0.03           --           --
 For the Year Ended December 31, 2004
 Class IA...............................     1.00           --           --           --
 Class IB...............................     1.00           --           --           --
 For the Year Ended December 31, 2003
 Class IA...............................     1.00         0.01           --           --
 Class IB...............................     1.00           --           --           --
 For the Year Ended December 31, 2002
 Class IA...............................     1.00         0.01           --           --
 Class IB...............................     1.00         0.01           --           --

                                                             -- SELECTED PER-SHARE DATA(4) --
                                          -----------------------------------------------------------------------

                                                                    DISTRIBUTIONS
                                            TOTAL      DIVIDENDS        FROM
                                             FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                          INVESTMENT   INVESTMENT      CAPITAL          FROM            TOTAL
                                          OPERATIONS     INCOME         GAINS          CAPITAL      DISTRIBUTIONS
                                          ----------   ----------   -------------   -------------   -------------
HARTFORD LARGECAP GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    $ 0.63       $(0.05)       $   --          $   --          $(0.05)
 For the Year Ended December 31, 2005
 Class IA...............................      0.09        (0.08)           --              --           (0.08)
 For the Year Ended December 31, 2004
 Class IA...............................      0.99           --            --              --              --
 For the Year Ended December 31, 2003
 Class IA...............................      1.63           --            --              --              --
 For the Year Ended December 31, 2002
 Class IA...............................     (3.13)          --            --              --              --
HARTFORD MIDCAP GROWTH HLS FUND(9)
 For the Year Ended December 31, 2006
 Class IA...............................      1.38           --         (1.83)             --           (1.83)
 For the Year Ended December 31, 2005
 Class IA...............................      0.49           --         (1.79)             --           (1.79)
 For the Year Ended December 31, 2004
 Class IA...............................      1.44        (0.02)           --              --           (0.02)
 For the Year Ended December 31, 2003
 Class IA...............................      2.66        (0.02)           --              --           (0.02)
 For the Year Ended December 31, 2002
 Class IA...............................     (1.28)          --            --              --              --
HARTFORD MONEY MARKET HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      0.05        (0.05)           --              --           (0.05)
 Class IB...............................      0.04        (0.04)           --              --           (0.04)
 For the Year Ended December 31, 2005
 Class IA...............................      0.03        (0.03)           --              --           (0.03)
 Class IB...............................      0.03        (0.03)           --              --           (0.03)
 For the Year Ended December 31, 2004
 Class IA...............................        --           --            --              --              --
 Class IB...............................        --           --            --              --              --
 For the Year Ended December 31, 2003
 Class IA...............................      0.01        (0.01)           --              --           (0.01)
 Class IB...............................        --           --            --              --              --
 For the Year Ended December 31, 2002
 Class IA...............................      0.01        (0.01)           --              --           (0.01)
 Class IB...............................      0.01        (0.01)           --              --           (0.01)

                                                     -- RATIOS AND SUPPLEMENTAL DATA --
                                          ---------------------------------------------------------
                                                        NET
                                             NET       ASSET
                                           INCREASE    VALUE
                                          (DECREASE)     AT
                                            IN NET      END                           NET ASSETS
                                            ASSET        OF         TOTAL              AT END OF
                                            VALUE      PERIOD      RETURN               PERIOD
                                          ----------   ------      -------          ---------------
HARTFORD LARGECAP GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $  0.58     $10.17         6.47%           $    59,482
 For the Year Ended December 31, 2005
 Class IA...............................      0.01       9.59         0.99                 69,136
 For the Year Ended December 31, 2004
 Class IA...............................      0.99       9.58        11.54                 59,766
 For the Year Ended December 31, 2003
 Class IA...............................      1.63       8.59        23.42                 58,670
 For the Year Ended December 31, 2002
 Class IA...............................     (3.13)      6.96       (31.04)                51,944
HARTFORD MIDCAP GROWTH HLS FUND(9)
 For the Year Ended December 31, 2006
 Class IA...............................     (0.45)     10.88        12.27                 53,395
 For the Year Ended December 31, 2005
 Class IA...............................     (1.30)     11.33         4.55                 55,209
 For the Year Ended December 31, 2004
 Class IA...............................      1.42      12.63        12.83                 59,730
 For the Year Ended December 31, 2003
 Class IA...............................      2.64      11.21        31.05                 56,285
 For the Year Ended December 31, 2002
 Class IA...............................     (1.28)      8.57       (13.06)                43,251
HARTFORD MONEY MARKET HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................        --       1.00         4.69              1,558,433
 Class IB...............................        --       1.00         4.43                319,926
 For the Year Ended December 31, 2005
 Class IA...............................        --       1.00         2.84              1,353,836
 Class IB...............................        --       1.00         2.58                264,040
 For the Year Ended December 31, 2004
 Class IA...............................        --       1.00         0.94              1,294,525
 Class IB...............................        --       1.00         0.69                252,808
 For the Year Ended December 31, 2003
 Class IA...............................        --       1.00         0.75              1,609,439
 Class IB...............................        --       1.00         0.50                240,930
 For the Year Ended December 31, 2002
 Class IA...............................        --       1.00         1.47              2,319,456
 Class IB...............................        --       1.00         1.24                261,914

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------
                                                                     RATIO OF
                                           RATIO OF     RATIO OF       NET
                                           EXPENSES     EXPENSES    INVESTMENT
                                          TO AVERAGE   TO AVERAGE     INCOME
                                          NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                            BEFORE       AFTER         NET       TURNOVER
                                          WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                          ----------   ----------   ----------   ---------
HARTFORD LARGECAP GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.96%        0.86%        0.43%         10%
 For the Year Ended December 31, 2005
 Class IA...............................     0.96         0.86         0.33          34
 For the Year Ended December 31, 2004
 Class IA...............................     0.96         0.96         0.70          30
 For the Year Ended December 31, 2003
 Class IA...............................     0.93         0.93         0.05         121
 For the Year Ended December 31, 2002
 Class IA...............................     0.95         0.95        (0.19)         44
HARTFORD MIDCAP GROWTH HLS FUND(9)
 For the Year Ended December 31, 2006
 Class IA...............................     0.98         0.78        (0.08)        211
 For the Year Ended December 31, 2005
 Class IA...............................     1.01         0.81        (0.39)        112
 For the Year Ended December 31, 2004
 Class IA...............................     0.94         0.94         0.02         179
 For the Year Ended December 31, 2003
 Class IA...............................     0.95         0.95         0.16          76
 For the Year Ended December 31, 2002
 Class IA...............................     0.97         0.97         0.16          77
HARTFORD MONEY MARKET HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.48         0.48         4.63          --
 Class IB...............................     0.73         0.73         4.38          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.49         0.49         2.79          --
 Class IB...............................     0.75         0.75         2.54          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.48         0.48         0.93          --
 Class IB...............................     0.73         0.73         0.68          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.49         0.49         0.75          --
 Class IB...............................     0.74         0.74         0.50          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.49         0.49         1.43          --
 Class IB...............................     0.74         0.72         1.20          --

---------------
(1)  Annualized.
(2)  Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(4) Information presented relates to a share outstanding throughout the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(8) Per share amounts have been calculated using average shares outstanding method.
(9) Previously known as Hartford MidCap Stock HLS Fund. Name change effective December 11, 2006.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA(4) --
                                          ------------------------------------------------
                                                                                   NET
                                                                                REALIZED
                                                                                   AND
                                          NET ASSET      NET                   UNREALIZED
                                          VALUE AT    INVESTMENT   PAYMENTS       GAIN
                                          BEGINNING     INCOME     FROM (TO)    (LOSS) ON
                                          OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS
                                          ---------   ----------   ---------   -----------
HARTFORD MORTGAGE SECURITIES HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................   $11.50       $ 0.54      $    --      $ (0.03)
 Class IB...............................    11.40         0.50           --        (0.02)
 For the Year Ended December 31, 2005
 Class IA...............................    11.71         0.55           --        (0.28)
 Class IB...............................    11.61         0.53           --        (0.29)
 For the Year Ended December 31, 2004
 Class IA...............................    11.84         0.42           --         0.05
 Class IB...............................    11.75         0.45           --        (0.02)
 For the Year Ended December 31, 2003
 Class IA...............................    12.01         0.35           --        (0.08)
 Class IB...............................    11.94         0.38           --        (0.14)
 For the Year Ended December 31, 2002
 Class IA...............................    11.54(5)      0.37(5)        --         0.15(5)
 Class IB...............................    11.50(5)      0.31(5)        --         0.18(5)
HARTFORD SMALLCAP GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    20.88         0.09           --         1.35
 Class IB...............................    20.83         0.04           --         1.35
 For the Year Ended December 31, 2005
 Class IA...............................    20.26         0.05         0.04         2.13
 Class IB...............................    20.21        (0.02)        0.04         2.15
 For the Year Ended December 31, 2004
 Class IA...............................    17.55         0.04           --         2.67
 Class IB...............................    17.55         0.03           --         2.63
 For the Year Ended December 31, 2003
 Class IA...............................    11.70           --           --         5.85
 Class IB...............................    11.73        (0.01)          --         5.83
 For the Year Ended December 31, 2002
 Class IA...............................    16.44        (0.02)          --        (4.72)
 From inception April, 30 2002 through
   December 31, 2002
 Class IB...............................    15.96        (0.01)          --        (4.22)
HARTFORD SMALLCAP VALUE HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    13.77         0.21           --         2.26
 Class IB...............................    13.74         0.17           --         2.27
 For the Year Ended December 31, 2005
 Class IA...............................    16.61         0.15           --         1.08
 Class IB...............................    16.59         0.16           --         1.02
 For the Year Ended December 31, 2004
 Class IA...............................    14.81         0.13           --         1.92
 Class IB...............................    14.78         0.15           --         1.91
 For the Year Ended December 31, 2003
 Class IA...............................    10.88         0.13           --         4.01
 From inception July 1, 2003 through
   December 31, 2003
 Class IB...............................    12.06           --           --         2.72
 For the Year Ended December 31, 2002
 Class IA...............................    14.20         0.07           --        (1.93)

                                                             -- SELECTED PER-SHARE DATA(4) --
                                          -----------------------------------------------------------------------

                                                                    DISTRIBUTIONS
                                            TOTAL      DIVIDENDS        FROM
                                             FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                          INVESTMENT   INVESTMENT      CAPITAL          FROM            TOTAL
                                          OPERATIONS     INCOME         GAINS          CAPITAL      DISTRIBUTIONS
                                          ----------   ----------   -------------   -------------   -------------
HARTFORD MORTGAGE SECURITIES HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................    $ 0.51       $(1.19)       $   --          $   --          $(1.19)
 Class IB...............................      0.48        (1.13)           --              --           (1.13)
 For the Year Ended December 31, 2005
 Class IA...............................      0.27        (0.48)           --              --           (0.48)
 Class IB...............................      0.24        (0.45)           --              --           (0.45)
 For the Year Ended December 31, 2004
 Class IA...............................      0.47        (0.58)        (0.02)             --           (0.60)
 Class IB...............................      0.43        (0.55)        (0.02)             --           (0.57)
 For the Year Ended December 31, 2003
 Class IA...............................      0.27        (0.38)        (0.06)             --           (0.44)
 Class IB...............................      0.24        (0.37)        (0.06)             --           (0.43)
 For the Year Ended December 31, 2002
 Class IA...............................      0.52        (0.05)(5)        --(5)           --           (0.05)
 Class IB...............................      0.49        (0.05)(5)        --(5)           --           (0.05)
HARTFORD SMALLCAP GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      1.44        (0.08)        (1.45)             --           (1.53)
 Class IB...............................      1.39        (0.03)        (1.45)             --           (1.48)
 For the Year Ended December 31, 2005
 Class IA...............................      2.22        (0.08)        (1.22)          (0.30)          (1.60)
 Class IB...............................      2.17        (0.03)        (1.22)          (0.30)          (1.55)
 For the Year Ended December 31, 2004
 Class IA...............................      2.71           --            --              --              --
 Class IB...............................      2.66           --            --              --              --
 For the Year Ended December 31, 2003
 Class IA...............................      5.85           --            --              --              --
 Class IB...............................      5.82           --            --              --              --
 For the Year Ended December 31, 2002
 Class IA...............................     (4.74)          --            --              --              --
 From inception April, 30 2002 through
   December 31, 2002
 Class IB...............................     (4.23)          --            --              --              --
HARTFORD SMALLCAP VALUE HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      2.47        (0.20)        (3.05)             --           (3.25)
 Class IB...............................      2.44        (0.16)        (3.05)             --           (3.21)
 For the Year Ended December 31, 2005
 Class IA...............................      1.23        (0.23)        (3.84)             --           (4.07)
 Class IB...............................      1.18        (0.19)        (3.84)             --           (4.03)
 For the Year Ended December 31, 2004
 Class IA...............................      2.05        (0.10)        (0.15)             --           (0.25)
 Class IB...............................      2.06        (0.10)        (0.15)             --           (0.25)
 For the Year Ended December 31, 2003
 Class IA...............................      4.14        (0.06)        (0.15)             --           (0.21)
 From inception July 1, 2003 through
   December 31, 2003
 Class IB...............................      2.72           --            --              --              --
 For the Year Ended December 31, 2002
 Class IA...............................     (1.86)       (0.10)        (1.36)             --           (1.46)

                                                     -- RATIOS AND SUPPLEMENTAL DATA --
                                          ---------------------------------------------------------
                                                        NET
                                             NET       ASSET
                                           INCREASE    VALUE
                                          (DECREASE)     AT
                                            IN NET      END                           NET ASSETS
                                            ASSET        OF         TOTAL              AT END OF
                                            VALUE      PERIOD      RETURN               PERIOD
                                          ----------   ------      -------          ---------------
HARTFORD MORTGAGE SECURITIES HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................   $ (0.68)    $10.82         4.68%           $   406,971
 Class IB...............................     (0.65)     10.75         4.41                136,537
 For the Year Ended December 31, 2005
 Class IA...............................     (0.21)     11.50         2.36                457,600
 Class IB...............................     (0.21)     11.40         2.11                163,031
 For the Year Ended December 31, 2004
 Class IA...............................     (0.13)     11.71         4.12                521,171
 Class IB...............................     (0.14)     11.61         3.86                180,232
 For the Year Ended December 31, 2003
 Class IA...............................     (0.17)     11.84         2.29                587,833
 Class IB...............................     (0.19)     11.75         2.03                180,982
 For the Year Ended December 31, 2002
 Class IA...............................      0.47      12.01(5)      8.15                727,323
 Class IB...............................      0.44      11.94(5)      7.89                116,549
HARTFORD SMALLCAP GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     (0.09)     20.79         6.86(7)             746,266
 Class IB...............................     (0.09)     20.74         6.59(7)             273,736
 For the Year Ended December 31, 2005
 Class IA...............................      0.62      20.88        11.02(7)             704,168
 Class IB...............................      0.62      20.83        10.78(7)             271,859
 For the Year Ended December 31, 2004
 Class IA...............................      2.71      20.26        15.43                503,717
 Class IB...............................      2.66      20.21        15.14                201,589
 For the Year Ended December 31, 2003
 Class IA...............................      5.85      17.55        50.06                346,380
 Class IB...............................      5.82      17.55        49.70                 74,592
 For the Year Ended December 31, 2002
 Class IA...............................     (4.74)     11.70       (28.83)               184,062
 From inception April, 30 2002 through
   December 31, 2002
 Class IB...............................     (4.23)     11.73       (26.51)(2)              7,150
HARTFORD SMALLCAP VALUE HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     (0.78)     12.99        18.31                102,233
 Class IB...............................     (0.77)     12.97        18.02                    171
 For the Year Ended December 31, 2005
 Class IA...............................     (2.84)     13.77         8.11                103,350
 Class IB...............................     (2.85)     13.74         7.83                    146
 For the Year Ended December 31, 2004
 Class IA...............................      1.80      16.61        13.98                114,296
 Class IB...............................      1.81      16.59        14.06                     32
 For the Year Ended December 31, 2003
 Class IA...............................      3.93      14.81        38.46                105,589
 From inception July 1, 2003 through
   December 31, 2003
 Class IB...............................      2.72      14.78        25.54(2)                   1
 For the Year Ended December 31, 2002
 Class IA...............................     (3.32)     10.88       (15.17)                85,029

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------
                                                                     RATIO OF
                                           RATIO OF     RATIO OF       NET
                                           EXPENSES     EXPENSES    INVESTMENT
                                          TO AVERAGE   TO AVERAGE     INCOME
                                          NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                            BEFORE       AFTER         NET       TURNOVER
                                          WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                          ----------   ----------   ----------   ---------
HARTFORD MORTGAGE SECURITIES HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................     0.49%        0.49%        4.76%         45%
 Class IB...............................     0.74         0.74         4.51          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.49         0.49         4.25         131
 Class IB...............................     0.74         0.74         4.00          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.49         0.49         3.29         100
 Class IB...............................     0.74         0.74         3.04          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.49         0.49         2.84         338
 Class IB...............................     0.74         0.74         2.59          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.49         0.49         3.86         339
 Class IB...............................     0.74         0.73         3.62          --
HARTFORD SMALLCAP GROWTH HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.64         0.64         0.42          92
 Class IB...............................     0.89         0.89         0.17          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.63         0.63         0.20          77
 Class IB...............................     0.88         0.88        (0.05)         --
 For the Year Ended December 31, 2004
 Class IA...............................     0.64         0.64         0.27          88
 Class IB...............................     0.89         0.89         0.02          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.66         0.66        (0.01)        101
 Class IB...............................     0.91         0.91        (0.26)         --
 For the Year Ended December 31, 2002
 Class IA...............................     0.69         0.69        (0.18)         99
 From inception April, 30 2002 through
   December 31, 2002
 Class IB...............................     0.89(1)      0.89(1)     (0.13)(1)      --
HARTFORD SMALLCAP VALUE HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.99         0.99         1.35         166
 Class IB...............................     1.24         1.24         1.07          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.92         0.92         0.94          49
 Class IB...............................     1.17         1.17         0.71          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.92         0.92         0.80          51
 Class IB...............................     1.17         1.17         0.55          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.92         0.92         0.99          57
 From inception July 1, 2003 through
   December 31, 2003
 Class IB...............................     1.17(1)      1.17(1)      0.74(1)       --
 For the Year Ended December 31, 2002
 Class IA...............................     0.92         0.92         0.60          44

---------------
(1)  Annualized.
(2)  Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(4) Information presented relates to a share outstanding throughout the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(8) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA(4) --
                                          ------------------------------------------------
                                                                                   NET
                                                                                REALIZED
                                                                                   AND
                                          NET ASSET      NET                   UNREALIZED
                                          VALUE AT    INVESTMENT   PAYMENTS       GAIN
                                          BEGINNING     INCOME     FROM (TO)    (LOSS) ON
                                          OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS
                                          ---------   ----------   ---------   -----------
HARTFORD STOCK HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $49.21       $ 0.72      $  0.06      $  6.41
 Class IB...............................    49.10         0.56         0.06         6.42
 For the Year Ended December 31, 2005
 Class IA...............................    45.72         0.66           --         3.72
 Class IB...............................    45.59         0.51           --         3.74
 For the Year Ended December 31, 2004
 Class IA...............................    44.37         0.74           --         1.10
 Class IB...............................    44.29         0.64           --         1.08
 For the Year Ended December 31, 2003
 Class IA...............................    35.46         0.46           --         8.93
 Class IB...............................    35.42         0.38           --         8.88
 For the Year Ended December 31, 2002
 Class IA...............................    47.36(5)      0.43(5)        --       (11.94)(5)
 Class IB...............................    47.31(5)      0.38(5)        --       (11.95)(5)
HARTFORD TOTAL RETURN BOND HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................    11.27         0.55           --        (0.01)
 Class IB...............................    11.20         0.51           --           --
 For the Year Ended December 31, 2005
 Class IA...............................    11.94         0.44           --        (0.14)
 Class IB...............................    11.86         0.43           --        (0.17)
 For the Year Ended December 31, 2004
 Class IA...............................    12.32         0.40           --         0.12
 Class IB...............................    12.25         0.45           --         0.04
 For the Year Ended December 31, 2003
 Class IA...............................    11.95         0.36           --         0.57
 Class IB...............................    11.90         0.40           --         0.50
 For the Year Ended December 31, 2002
 Class IA...............................    11.46(5)      0.56(5)        --        (0.01)(5)
 Class IB...............................    11.43(5)      0.46(5)        --         0.07(5)
HARTFORD U.S GOVERNMENT SECURITIES HLS
 FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................    11.09         0.49           --        (0.06)
 Class IB...............................    11.03         0.46           --        (0.06)
 For the Year Ended December 31, 2005
 Class IA...............................    11.24         0.35           --        (0.17)
 Class IB...............................    11.19         0.37           --        (0.22)
 For the Year Ended December 31, 2004
 Class IA...............................    11.43         0.29           --        (0.07)
 Class IB...............................    11.39         0.37           --        (0.18)
 For the Year Ended December 31, 2003
 Class IA...............................    11.36         0.31           --        (0.07)
 Class IB...............................    11.34         0.27           --        (0.05)
 For the Year Ended December 31, 2002
 Class IA...............................    10.79         0.22           --         0.89
 From inception April 30, 2002 through
   December 31, 2002
 Class IB...............................    10.51         0.15           --         0.68

                                                             -- SELECTED PER-SHARE DATA(4) --
                                          -----------------------------------------------------------------------

                                                                    DISTRIBUTIONS
                                            TOTAL      DIVIDENDS        FROM
                                             FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                          INVESTMENT   INVESTMENT      CAPITAL          FROM            TOTAL
                                          OPERATIONS     INCOME         GAINS          CAPITAL      DISTRIBUTIONS
                                          ----------   ----------   -------------   -------------   -------------
HARTFORD STOCK HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    $ 7.19       $(0.71)       $(3.12)         $   --          $(3.83)
 Class IB...............................      7.04        (0.57)        (3.12)             --           (3.69)
 For the Year Ended December 31, 2005
 Class IA...............................      4.38        (0.89)           --              --           (0.89)
 Class IB...............................      4.25        (0.74)           --              --           (0.74)
 For the Year Ended December 31, 2004
 Class IA...............................      1.84        (0.49)           --              --           (0.49)
 Class IB...............................      1.72        (0.42)           --              --           (0.42)
 For the Year Ended December 31, 2003
 Class IA...............................      9.39        (0.48)           --              --           (0.48)
 Class IB...............................      9.26        (0.39)           --              --           (0.39)
 For the Year Ended December 31, 2002
 Class IA...............................    (11.51)       (0.39)(5)        --(5)           --           (0.39)
 Class IB...............................    (11.57)       (0.32)(5)        --(5)           --           (0.32)
HARTFORD TOTAL RETURN BOND HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................      0.54        (0.57)           --              --           (0.57)
 Class IB...............................      0.51        (0.52)           --              --           (0.52)
 For the Year Ended December 31, 2005
 Class IA...............................      0.30        (0.88)        (0.09)             --           (0.97)
 Class IB...............................      0.26        (0.83)        (0.09)             --           (0.92)
 For the Year Ended December 31, 2004
 Class IA...............................      0.52        (0.58)        (0.32)             --           (0.90)
 Class IB...............................      0.49        (0.56)        (0.32)             --           (0.88)
 For the Year Ended December 31, 2003
 Class IA...............................      0.93        (0.50)        (0.06)             --           (0.56)
 Class IB...............................      0.90        (0.49)        (0.06)             --           (0.55)
 For the Year Ended December 31, 2002
 Class IA...............................      0.55        (0.05)(5)     (0.01)(5)          --           (0.06)
 Class IB...............................      0.53        (0.05)(5)     (0.01)(5)          --           (0.06)
HARTFORD U.S GOVERNMENT SECURITIES HLS
 FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................      0.43        (0.39)           --              --           (0.39)
 Class IB...............................      0.40        (0.36)           --              --           (0.36)
 For the Year Ended December 31, 2005
 Class IA...............................      0.18        (0.33)           --              --           (0.33)
 Class IB...............................      0.15        (0.31)           --              --           (0.31)
 For the Year Ended December 31, 2004
 Class IA...............................      0.22        (0.41)           --              --           (0.41)
 Class IB...............................      0.19        (0.39)           --              --           (0.39)
 For the Year Ended December 31, 2003
 Class IA...............................      0.24        (0.17)           --              --           (0.17)
 Class IB...............................      0.22        (0.17)           --              --           (0.17)
 For the Year Ended December 31, 2002
 Class IA...............................      1.11        (0.54)           --              --           (0.54)
 From inception April 30, 2002 through
   December 31, 2002
 Class IB...............................      0.83           --            --              --              --

                                                     -- RATIOS AND SUPPLEMENTAL DATA --
                                          ---------------------------------------------------------
                                                        NET
                                             NET       ASSET
                                           INCREASE    VALUE
                                          (DECREASE)     AT
                                            IN NET      END                           NET ASSETS
                                            ASSET        OF         TOTAL              AT END OF
                                            VALUE      PERIOD      RETURN               PERIOD
                                          ----------   ------      -------          ---------------
HARTFORD STOCK HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $  3.36     $52.57        14.65(7)%        $ 4,498,001
 Class IB...............................      3.35      52.45        14.37(7)             758,802
 For the Year Ended December 31, 2005
 Class IA...............................      3.49      49.21         9.62              4,787,612
 Class IB...............................      3.51      49.10         9.35                770,163
 For the Year Ended December 31, 2004
 Class IA...............................      1.35      45.72         4.17              5,657,942
 Class IB...............................      1.30      45.59         3.91                718,293
 For the Year Ended December 31, 2003
 Class IA...............................      8.91      44.37        26.47              6,014,675
 Class IB...............................      8.87      44.29        26.16                562,979
 For the Year Ended December 31, 2002
 Class IA...............................    (11.90)     35.46(5)    (24.25)             5,094,276
 Class IB...............................    (11.89)     35.42(5)    (24.42)               296,767
HARTFORD TOTAL RETURN BOND HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................     (0.03)     11.24         4.80(7)           3,041,321
 Class IB...............................     (0.01)     11.19         4.54(7)           1,040,408
 For the Year Ended December 31, 2005
 Class IA...............................     (0.67)     11.27         2.45              2,745,115
 Class IB...............................     (0.66)     11.20         2.19              1,068,600
 For the Year Ended December 31, 2004
 Class IA...............................     (0.38)     11.94         4.62              2,507,021
 Class IB...............................     (0.39)     11.86         4.36                991,065
 For the Year Ended December 31, 2003
 Class IA...............................      0.37      12.32         7.85              2,332,343
 Class IB...............................      0.35      12.25         7.58                734,768
 For the Year Ended December 31, 2002
 Class IA...............................      0.49      11.95(5)     10.08              2,145,266
 Class IB...............................      0.47      11.90(5)      9.83                382,864
HARTFORD U.S GOVERNMENT SECURITIES HLS
 FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................      0.04      11.13         4.01                711,639
 Class IB...............................      0.04      11.07         3.75                290,963
 For the Year Ended December 31, 2005
 Class IA...............................     (0.15)     11.09         1.55                591,007
 Class IB...............................     (0.16)     11.03         1.30                323,920
 For the Year Ended December 31, 2004
 Class IA...............................     (0.19)     11.24         2.07                523,819
 Class IB...............................     (0.20)     11.19         1.82                294,711
 For the Year Ended December 31, 2003
 Class IA...............................      0.07      11.43         2.15                514,243
 Class IB...............................      0.05      11.39         1.89                239,023
 For the Year Ended December 31, 2002
 Class IA...............................      0.57      11.36        10.73                590,626
 From inception April 30, 2002 through
   December 31, 2002
 Class IB...............................      0.83      11.34         7.96(2)             100,867

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------
                                                                     RATIO OF
                                           RATIO OF     RATIO OF       NET
                                           EXPENSES     EXPENSES    INVESTMENT
                                          TO AVERAGE   TO AVERAGE     INCOME
                                          NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                            BEFORE       AFTER         NET       TURNOVER
                                          WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                          ----------   ----------   ----------   ---------
HARTFORD STOCK HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.49%        0.49%        1.27%         97%
 Class IB...............................     0.74         0.74         1.02          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.50         0.50         1.21          91
 Class IB...............................     0.75         0.75         0.96          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.49         0.49         1.61          30
 Class IB...............................     0.74         0.74         1.36          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.49         0.49         1.18          37
 Class IB...............................     0.74         0.74         0.93          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.49         0.49         0.97          44
 Class IB...............................     0.74         0.72         0.75          --
HARTFORD TOTAL RETURN BOND HLS FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................     0.50         0.50         4.82         344
 Class IB...............................     0.75         0.75         4.56          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.50         0.50         4.09         190
 Class IB...............................     0.75         0.75         3.84          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.50         0.50         3.72         164
 Class IB...............................     0.75         0.75         3.47          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.50         0.50         3.74         215
 Class IB...............................     0.75         0.75         3.49          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.51         0.51         5.58         108
 Class IB...............................     0.76         0.75         5.34          --
HARTFORD U.S GOVERNMENT SECURITIES HLS
 FUND
 For the Year Ended December 31, 2006(8)
 Class IA...............................     0.48         0.48         4.48         199
 Class IB...............................     0.73         0.73         4.21          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.47         0.47         3.60         257
 Class IB...............................     0.72         0.72         3.34          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.47         0.47         3.08         247
 Class IB...............................     0.72         0.72         2.83          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.47         0.47         2.74         191
 Class IB...............................     0.72         0.72         2.49          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.49         0.49         3.47         283
 From inception April 30, 2002 through
   December 31, 2002
 Class IB...............................     0.74(1)      0.74(1)      5.13(1)       --

---------------
(1)  Annualized.
(2)  Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(4) Information presented relates to a share outstanding throughout the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(8) Per share amounts have been calculated using average shares outstanding method.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA(4) --
                                          ------------------------------------------------
                                                                                   NET
                                                                                REALIZED
                                                                                   AND
                                          NET ASSET      NET                   UNREALIZED
                                          VALUE AT    INVESTMENT   PAYMENTS       GAIN
                                          BEGINNING     INCOME     FROM (TO)    (LOSS) ON
                                          OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS
                                          ---------   ----------   ---------   -----------
HARTFORD VALUE HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $11.18       $ 0.15      $    --      $  2.23
 Class IB...............................    11.14         0.13           --         2.21
 For the Year Ended December 31, 2005
 Class IA...............................    10.73         0.15           --         0.71
 Class IB...............................    10.67         0.10           --         0.73
 For the Year Ended December 31, 2004
 Class IA...............................     9.72         0.13           --         0.91
 Class IB...............................     9.69         0.12           --         0.89
 For the Year Ended December 31, 2003
 Class IA...............................     7.61         0.10           --         2.08
 Class IB...............................     7.60         0.09           --         2.06
 For the Year Ended December 31, 2002
 Class IA...............................     9.94(5)      0.08(5)        --        (2.33)(5)
 Class IB...............................     9.93(5)      0.07(5)        --        (2.33)(5)
HARTFORD VALUE OPPORTUNITIES HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    18.93         0.25         0.01         3.14
 Class IB...............................    18.83         0.21         0.01         3.11
 For the Year Ended December 31, 2005
 Class IA...............................    18.16         0.14           --         1.34
 Class IB...............................    18.06         0.09           --         1.33
 For the Year Ended December 31, 2004
 Class IA...............................    15.33         0.13           --         2.75
 Class IB...............................    15.27         0.11           --         2.72
 For the Year Ended December 31, 2003
 Class IA...............................    10.86         0.06           --         4.48
 Class IB...............................    10.84         0.08           --         4.41
 For the Year Ended December 31, 2002
 Class IA...............................    14.83         0.07           --        (3.68)
 From inception April 30, 2002 through
   December 31, 2002
 Class IB...............................    13.51         0.02           --        (2.69)

                                                             -- SELECTED PER-SHARE DATA(4) --
                                          -----------------------------------------------------------------------

                                                                    DISTRIBUTIONS
                                            TOTAL      DIVIDENDS        FROM
                                             FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                          INVESTMENT   INVESTMENT      CAPITAL          FROM            TOTAL
                                          OPERATIONS     INCOME         GAINS          CAPITAL      DISTRIBUTIONS
                                          ----------   ----------   -------------   -------------   -------------
HARTFORD VALUE HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................    $ 2.38       $(0.15)       $(0.35)         $   --          $(0.50)
 Class IB...............................      2.34        (0.10)        (0.35)             --           (0.45)
 For the Year Ended December 31, 2005
 Class IA...............................      0.86        (0.27)        (0.14)             --           (0.41)
 Class IB...............................      0.83        (0.22)        (0.14)             --           (0.36)
 For the Year Ended December 31, 2004
 Class IA...............................      1.04        (0.03)           --              --           (0.03)
 Class IB...............................      1.01        (0.03)           --              --           (0.03)
 For the Year Ended December 31, 2003
 Class IA...............................      2.18        (0.07)           --              --           (0.07)
 Class IB...............................      2.15        (0.06)           --              --           (0.06)
 For the Year Ended December 31, 2002
 Class IA...............................     (2.25)       (0.08)(5)        --(5)           --           (0.08)
 Class IB...............................     (2.26)       (0.07)(5)        --(5)           --           (0.07)
HARTFORD VALUE OPPORTUNITIES HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      3.40        (0.26)        (2.33)             --           (2.59)
 Class IB...............................      3.33        (0.19)        (2.33)             --           (2.52)
 For the Year Ended December 31, 2005
 Class IA...............................      1.48        (0.26)        (0.45)             --           (0.71)
 Class IB...............................      1.42        (0.20)        (0.45)             --           (0.65)
 For the Year Ended December 31, 2004
 Class IA...............................      2.88        (0.05)           --              --           (0.05)
 Class IB...............................      2.83        (0.04)           --              --           (0.04)
 For the Year Ended December 31, 2003
 Class IA...............................      4.54        (0.07)           --              --           (0.07)
 Class IB...............................      4.49        (0.06)           --              --           (0.06)
 For the Year Ended December 31, 2002
 Class IA...............................     (3.61)       (0.09)        (0.27)             --           (0.36)
 From inception April 30, 2002 through
   December 31, 2002
 Class IB...............................     (2.67)          --            --              --              --

                                                     -- RATIOS AND SUPPLEMENTAL DATA --
                                          ---------------------------------------------------------
                                                        NET
                                             NET       ASSET
                                           INCREASE    VALUE
                                          (DECREASE)     AT
                                            IN NET      END                           NET ASSETS
                                            ASSET        OF         TOTAL              AT END OF
                                            VALUE      PERIOD      RETURN               PERIOD
                                          ----------   ------      -------          ---------------
HARTFORD VALUE HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $  1.88     $13.06        21.82(7)%        $   277,982
 Class IB...............................      1.89      13.03        21.52(7)             148,135
 For the Year Ended December 31, 2005
 Class IA...............................      0.45      11.18         8.13                193,655
 Class IB...............................      0.47      11.14         7.86                129,771
 For the Year Ended December 31, 2004
 Class IA...............................      1.01      10.73        10.71                162,644
 Class IB...............................      0.98      10.67        10.43                120,227
 For the Year Ended December 31, 2003
 Class IA...............................      2.11       9.72        28.60                155,085
 Class IB...............................      2.09       9.69        28.28                 99,825
 For the Year Ended December 31, 2002
 Class IA...............................     (2.33)      7.61(5)    (22.64)                69,388
 Class IB...............................     (2.33)      7.60(5)    (22.81)                34,006
HARTFORD VALUE OPPORTUNITIES HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................      0.81      19.74        19.02(7)             508,648
 Class IB...............................      0.81      19.64        18.73(7)             164,151
 For the Year Ended December 31, 2005
 Class IA...............................      0.77      18.93         8.32                390,113
 Class IB...............................      0.77      18.83         8.05                151,960
 For the Year Ended December 31, 2004
 Class IA...............................      2.83      18.16        18.87                259,593
 Class IB...............................      2.79      18.06        18.58                 81,772
 For the Year Ended December 31, 2003
 Class IA...............................      4.47      15.33        41.87                156,879
 Class IB...............................      4.43      15.27        41.52                 32,572
 For the Year Ended December 31, 2002
 Class IA...............................     (3.97)     10.86       (24.95)                88,793
 From inception April 30, 2002 through
   December 31, 2002
 Class IB...............................     (2.67)     10.84       (19.74)(2)              3,160

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------
                                                                     RATIO OF
                                           RATIO OF     RATIO OF       NET
                                           EXPENSES     EXPENSES    INVESTMENT
                                          TO AVERAGE   TO AVERAGE     INCOME
                                          NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                            BEFORE       AFTER         NET       TURNOVER
                                          WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                          ----------   ----------   ----------   ---------
HARTFORD VALUE HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.85%        0.85%        1.37%         40%
 Class IB...............................     1.10         1.10         1.10          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.86         0.86         1.42          30
 Class IB...............................     1.11         1.11         1.17          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.87         0.87         1.36          45
 Class IB...............................     1.12         1.12         1.11          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.87         0.87         1.53          40
 Class IB...............................     1.12         1.12         1.28          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.89         0.89         1.30          37
 Class IB...............................     1.14         1.12         1.07          --
HARTFORD VALUE OPPORTUNITIES HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     0.64         0.64         1.31          52
 Class IB...............................     0.89         0.89         1.05          --
 For the Year Ended December 31, 2005
 Class IA...............................     0.65         0.65         1.05          52
 Class IB...............................     0.90         0.90         0.79          --
 For the Year Ended December 31, 2004
 Class IA...............................     0.67         0.67         1.10          80
 Class IB...............................     0.92         0.92         0.85          --
 For the Year Ended December 31, 2003
 Class IA...............................     0.71         0.71         0.62          48
 Class IB...............................     0.96         0.96         0.37          --
 For the Year Ended December 31, 2002
 Class IA...............................     0.73         0.73         0.60          67
 From inception April 30, 2002 through
   December 31, 2002
 Class IB...............................     0.91(1)      0.91(1)      1.06(1)       --

---------------
(1)  Annualized.
(2)  Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(4) Information presented relates to a share outstanding throughout the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(8) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
 HARTFORD SERIES FUND, INC. AND
 HARTFORD HLS SERIES FUND II, INC.
--------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund (nineteen of the twenty-six portfolios constituting the Hartford Series Fund, Inc.) and Hartford Blue Chip Stock HLS Fund, Hartford Capital Opportunities HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford International Stock HLS Fund, Hartford LargeCap Growth HLS Fund, Hartford MidCap Growth HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value HLS Fund, Hartford U.S. Government Securities HLS Fund, and Hartford Value Opportunities HLS Fund (ten portfolios constituting the Hartford HLS Series Fund II, Inc.) (collectively, the "Funds") as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2006, by correspondence with the custodian, agent banks or brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting portfolios within Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                     /s/ ERNST & YOUNG LLP
                                                    Minneapolis, Minnesota
                                                          February 9, 2007

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held, or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the funds pursuant to the Investment Company Act of 1940. Each officer and three of the Funds' directors, as noted in the chart below, are "interested" persons of the funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 88 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely and Ms. Settimi may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to Hartford Series Fund, Inc. ("SF") and Hartford HLS Series Fund II, Inc. ("SF2"), principal occupation, and, for directors, other directorships held.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available upon request without charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statement of Operations herein. The Funds do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 60) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
     Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent Director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested Director of The Japan Fund.

ROBERT M. GAVIN, JR. (age 66) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

DUANE E. HILL (age 61) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
     Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former Partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

SANDRA S. JAFFEE (age 65) Director since 2005
     Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank's Global Securities Services (1995-2003).

WILLIAM P. JOHNSTON (age 62) Director since 2005, Chairman of the Compliance Committee
     In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

PHILLIP O. PETERSON (age 62) Director since 2002 (SF) 2000 (SF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Directors. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

LEMMA W. SENBET (age 60) Director since 2005
     Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Professor Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association.

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 48) Director since 2002

     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001. He was named COO in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. Mr. Marra is also a Managing Member and President of Hartford Investment Financial Services, LLC ("HIFSCO") and HL Investment Advisors, LLC ("HL Advisors").

--------------------------------------------------------------------------------

LOWNDES A. SMITH (age 67) Director since 1996 (SF) 2002 (SF2), Co-Chairman of the Investment Committee

     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountains Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 46) Director since 1999 (SF) 2005 (SF2), President since 1999 (SF) 2001 (SF2)

     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment Management") and as Executive Vice President and Chief Investment Officer for The Hartford, Hartford Life, Inc. and Hartford Life Insurance Company. Mr. Znamierowski is also a Managing Member, Executive Vice President and Chief Investment Officer of HIFSCO and HL Advisors.

OTHER OFFICERS

ROBERT M. ARENA (age 38) Vice President since 2006

     Mr. Arena is Senior Vice President of Hartford Life and heads its Retail Products Group in the US Wealth Management Division. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena had joined American Skandia in 1996.

TAMARA L. FAGELY (age 48) Vice President, Controller and Treasurer since 2002
(SF) 1993 (SF2)

     Ms. Fagely has been Vice President of HASCO since 1998 and Chief Financial Officer of HASCO since 2006. Currently, Ms. Fagely is a Vice President of Hartford Life Insurance Company. She served as Assistant Vice President of Hartford Life Insurance Company from December 2001 through March 2005.

SUSAN FLEEGE (age 47) AML Officer since 2005

     Ms. Fleege has served as Chief Compliance Officer for Hartford Administrative Services Company (2005) and Hartford Investor Services Company, LLC since (2006). Prior to joining Hartford Life in 2005, Ms. Fleege was Counsel for Amerprise Financial Corporation from 2000 to 2005.

THOMAS D. JONES III (age 41) Vice President and Chief Compliance Officer since 2006

     Mr. Jones joined Hartford Life as Vice President and Director of Securities Compliance in 2006 from SEI Investments ("SEI"), where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) ("MLIM"), where he worked from 1992-2004.

EDWARD P. MACDONALD (age 40) Vice President and Secretary since 2005

     Mr. Macdonald serves as Assistant General Counsel of The Hartford. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). Mr. Macdonald joined Prudential in April 1999.

VERNON J. MEYER (age 42) Vice President since 2006

     Mr. Meyer serves as Vice President of Hartford Life and Director of its Investment Advisory Group in the Investment Products Division. Prior to joining the Hartford in 2004, Mr. Meyer served as Vice President and Managing Director of Mass Mutual, which he joined in 1987.

DENISE A. SETTIMI (age 46) Vice President since 2005

     Ms. Settimi currently serves as Operations Officer of HASCO. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

JOHN C. WALTERS (age 45) Vice President since 2001

     Mr. Walters serves as Executive Vice President and Director of the US Wealth Management Division of Hartford Life Insurance Company. Mr. Walters is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.(1)

     (1) Served as President of the Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. between February 1, 2005 and March 27, 2005.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

    HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING
                                     RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2006 is available
(1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

                          SHAREHOLDER MEETING RESULTS

The following proposal was addressed and approved at a special meeting of shareholders held on October 24, 2006.

1. Proposal to approve a sub-advisory agreement between HL Investment Advisors, LLC ("HL Advisors"), the Fund's investment manager, and Hartford Investment Management Company ("Hartford Investment Management"), an affiliate of HL Advisors pursuant to which Hartford Investment Management will serve as an additional sub-adviser of the Hartford SmallCap Growth HLS Fund (the "Fund") and manage a portion of the Fund's assets.

FUND NAME                                                          FOR            AGAINST         ABSTAIN
---------                                                     --------------   -------------   -------------
Hartford SmallCap Growth HLS Fund...........................  35,769,980.346   1,480,665.687   3,222,626.038

The following proposal was addressed and approved at a special meeting of shareholders held on October 24, 2006.

1. Proposal to approve a sub-advisory agreement between HL Investment Advisors, LLC ("HL Advisors"), the Fund's investment manager, and Hartford Investment Management Company ("Hartford Investment Management"), an affiliate of HL Advisors pursuant to which Hartford Investment Management will serve as the sole sub-adviser of the Hartford Blue Chip Stock HLS Fund (the "Fund) and manage the Fund's assets.

FUND NAME                                                          FOR            AGAINST         ABSTAIN
---------                                                     --------------   -------------   -------------
Hartford Blue Chip Stock HLS Fund...........................   6,451,195.808     360,550.933     642,150.304

The following proposal was addressed and approved at a special meeting of shareholders held on November 16, 2006.

1. Proposal to approve a sub-advisory agreement between HL Investment Advisors, LLC ("HL Advisors"), the Fund's investment manager, and Hartford Investment Management Company ("Hartford Investment Management"), an affiliate of HL Advisors pursuant to which Hartford Investment Management will serve as the sole sub-adviser of the Hartford MidCap Stock HLS Fund* (the "Fund) and manage the Fund's assets.

FUND NAME                                                          FOR            AGAINST         ABSTAIN
---------                                                     --------------   -------------   -------------
Hartford MidCap Stock HLS Fund*.............................   3,785,561.004     229,813.731     375,275.626

The following proposals were addressed and approved at a special meeting of shareholders held on January 23, 2007.

Proposal to approve a plan of reorganization providing for the acquisition of all of the assets and liabilities of Hartford Capital Opportunities HLS Fund (the "Acquired Fund") by Hartford Blue Chip Stock HLS Fund (the "Acquiring Fund"), a series of Hartford HLS Series Fund II, Inc., solely in exchange for shares of the Acquiring Fund follows by the complete liquidation of the Acquired fund.

FUND NAME                                                          FOR           AGAINST         ABSTAIN
---------                                                     -------------   -------------   -------------
Hartford Capital Opportunities HLS Fund.....................  1,271,875.921      73,262.424     183,212.445

Proposal to approve a plan of reorganization providing for the acquisition of all of the assets and liabilities of Hartford LargeCap Growth HLS Fund (the "Acquired Fund") by Hartford Blue Chip Stock HLS Fund (the "Acquiring Fund"), a series of Hartford HLS Series Fund II, Inc., solely in exchange for shares of the Acquiring Fund followed by the complete liquidation of the Acquired fund.

FUND NAME                                                          FOR           AGAINST         ABSTAIN
---------                                                     -------------   -------------   -------------
Hartford LargeCap Growth HLS Fund...........................  5,355,118.815     175,856.665     401,314.425

---------------
* Name changed to Hartford MidCap Growth Fund effective December 11, 2006.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 EXPENSE EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; (2) ongoing costs, including advisory and management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2006 through December 31, 2006.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSE

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD
                          ACCOUNT           ACCOUNT          JUNE 30, 2006
                           VALUE             VALUE              THROUGH
                       JUNE 30, 2006   DECEMBER 31, 2006   DECEMBER 31, 2006
                       -------------   -----------------   -----------------
HARTFORD ADVISERS HLS
  FUND
  Class IA...........    $1,000.00         $1,102.32             $3.34
  Class IB...........    $1,000.00         $1,099.84             $4.66
HARTFORD BLUE CHIP
  HLS FUND
  Class IA...........    $1,000.00         $1,089.54             $3.90
HARTFORD CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........    $1,000.00         $1,121.09             $3.53
  Class IB...........    $1,000.00         $1,158.66             $4.95
HARTFORD CAPITAL
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,088.53             $5.11
HARTFORD DISCIPLINED
  EQUITY HLS FUND
  Class IA...........    $1,000.00         $1,101.47             $3.76
  Class IB...........    $1,000.00         $1,116.88             $5.12

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD                    DAYS
                          ACCOUNT           ACCOUNT          JUNE 30, 2006     ANNUALIZED    IN THE      DAYS
                           VALUE             VALUE              THROUGH         EXPENSE     CURRENT     IN THE
                       JUNE 30, 2006   DECEMBER 31, 2006   DECEMBER 31, 2006     RATIO      1/2 YEAR   FULL YEAR
                       -------------   -----------------   -----------------   ----------   --------   ---------
HARTFORD ADVISERS HLS
  FUND
  Class IA...........    $1,000.00         $1,022.03             $3.21            0.63%       184         365
  Class IB...........    $1,000.00         $1,020.77             $4.48            0.88%       184         365
HARTFORD BLUE CHIP
  HLS FUND
  Class IA...........    $1,000.00         $1,021.48             $3.77            0.74%       184         365
HARTFORD CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........    $1,000.00         $1,021.88             $3.36            0.66%       184         365
  Class IB...........    $1,000.00         $1,020.62             $4.63            0.91%       184         365
HARTFORD CAPITAL
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,020.32             $4.94            0.97%       184         365
HARTFORD DISCIPLINED
  EQUITY HLS FUND
  Class IA...........    $1,000.00         $1,021.63             $3.62            0.71%       184         365
  Class IB...........    $1,000.00         $1,020.37             $4.89            0.96%       184         365

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD
                          ACCOUNT           ACCOUNT          JUNE 30, 2006
                           VALUE             VALUE              THROUGH
                       JUNE 30, 2006   DECEMBER 31, 2006   DECEMBER 31, 2006
                       -------------   -----------------   -----------------
HARTFORD DIVIDEND AND
  GROWTH HLS FUND
  Class IA...........    $1,000.00         $1,138.54             $3.61
  Class IB...........    $1,000.00         $1,195.97             $5.09
HARTFORD EQUITY
  INCOME HLS FUND
  Class IA...........    $1,000.00         $1,125.15             $4.02
  Class IB...........    $1,000.00         $1,199.89             $5.54
HARTFORD FOCUS HLS
  FUND
  Class IA...........    $1,000.00         $1,119.92             $4.70
  Class IB...........    $1,000.00         $1,088.81             $5.95
HARTFORD GLOBAL
  ADVISERS HLS FUND
  Class IA...........    $1,000.00         $1,055.43             $4.20
  Class IB...........    $1,000.00         $1,080.29             $5.56
HARTFORD GLOBAL
  LEADERS HLS FUND
  Class IA...........    $1,000.00         $1,081.57             $3.94
  Class IB...........    $1,000.00         $1,133.56             $5.38
HARTFORD GROWTH HLS
  FUND
  Class IA...........    $1,000.00         $1,072.36             $4.39
  Class IB...........    $1,000.00         $1,038.03             $5.60
HARTFORD GROWTH
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,100.93             $3.50
  Class IB...........    $1,000.00         $1,113.35             $4.85
HARTFORD HIGH YIELD
  HLS FUND
  Class IA...........    $1,000.00         $1,078.15             $3.82
  Class IB...........    $1,000.00         $1,103.98             $5.20
HARTFORD INDEX HLS
  FUND
  Class IA...........    $1,000.00         $1,123.98             $1.82
  Class IB...........    $1,000.00         $1,148.71             $3.20
HARTFORD
  INTERNATIONAL
  CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........    $1,000.00         $1,147.67             $4.66
  Class IB...........    $1,000.00         $1,232.13             $6.25
HARTFORD
  INTERNATIONAL
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,135.15             $3.93
  Class IB...........    $1,000.00         $1,236.54             $5.52
HARTFORD
  INTERNATIONAL SMALL
  COMPANY HLS FUND
  Class IA...........    $1,000.00         $1,163.35             $5.02
  Class IB...........    $1,000.00         $1,284.22             $6.74
HARTFORD
  INTERNATIONAL STOCK
  HLS FUND
  Class IA...........    $1,000.00         $1,119.62             $4.92
HARTFORD LARGECAP
  GROWTH HLS FUND
  Class IA...........    $1,000.00         $1,079.49             $4.61
HARTFORD MIDCAP
  GROWTH HLS FUND
  Class IA...........    $1,000.00         $1,080.06             $4.19
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........    $1,000.00         $1,022.53             $2.45
  Class IB...........    $1,000.00         $1,040.60             $3.75
HARTFORD MORTGAGE
  SECURITIES HLS FUND
  Class IA...........    $1,000.00         $1,045.71             $2.53
  Class IB...........    $1,000.00         $1,040.39             $3.81
HARTFORD SMALLCAP
  GROWTH HLS FUND
  Class IA...........    $1,000.00         $1,058.45             $3.32
  Class IB...........    $1,000.00         $1,061.43             $4.62
HARTFORD SMALLCAP
  VALUE HLS FUND
  Class IA...........    $1,000.00         $1,108.38             $5.31
  Class IB...........    $1,000.00         $1,173.90             $6.85
HARTFORD STOCK HLS
  FUND
  Class IA...........    $1,000.00         $1,133.32             $2.63
  Class IB...........    $1,000.00         $1,139.95             $3.99

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD                    DAYS
                          ACCOUNT           ACCOUNT          JUNE 30, 2006     ANNUALIZED    IN THE      DAYS
                           VALUE             VALUE              THROUGH         EXPENSE     CURRENT     IN THE
                       JUNE 30, 2006   DECEMBER 31, 2006   DECEMBER 31, 2006     RATIO      1/2 YEAR   FULL YEAR
                       -------------   -----------------   -----------------   ----------   --------   ---------
HARTFORD DIVIDEND AND
  GROWTH HLS FUND
  Class IA...........    $1,000.00         $1,021.83             $3.41            0.67%       184         365
  Class IB...........    $1,000.00         $1,020.57             $4.69            0.92%       184         365
HARTFORD EQUITY
  INCOME HLS FUND
  Class IA...........    $1,000.00         $1,021.42             $3.82            0.75%       184         365
  Class IB...........    $1,000.00         $1,020.16             $5.09            1.00%       184         365
HARTFORD FOCUS HLS
  FUND
  Class IA...........    $1,000.00         $1,020.77             $4.48            0.88%       184         365
  Class IB...........    $1,000.00         $1,019.51             $5.75            1.13%       184         365
HARTFORD GLOBAL
  ADVISERS HLS FUND
  Class IA...........    $1,000.00         $1,021.12             $4.13            0.81%       184         365
  Class IB...........    $1,000.00         $1,019.86             $5.40            1.06%       184         365
HARTFORD GLOBAL
  LEADERS HLS FUND
  Class IA...........    $1,000.00         $1,021.42             $3.82            0.75%       184         365
  Class IB...........    $1,000.00         $1,020.16             $5.09            1.00%       184         365
HARTFORD GROWTH HLS
  FUND
  Class IA...........    $1,000.00         $1,020.97             $4.28            0.84%       184         365
  Class IB...........    $1,000.00         $1,019.71             $5.55            1.09%       184         365
HARTFORD GROWTH
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,021.88             $3.36            0.66%       184         365
  Class IB...........    $1,000.00         $1,020.62             $4.63            0.91%       184         365
HARTFORD HIGH YIELD
  HLS FUND
  Class IA...........    $1,000.00         $1,021.53             $3.72            0.73%       184         365
  Class IB...........    $1,000.00         $1,020.27             $4.99            0.98%       184         365
HARTFORD INDEX HLS
  FUND
  Class IA...........    $1,000.00         $1,023.49             $1.73            0.34%       184         365
  Class IB...........    $1,000.00         $1,022.23             $3.01            0.59%       184         365
HARTFORD
  INTERNATIONAL
  CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........    $1,000.00         $1,020.87             $4.38            0.86%       184         365
  Class IB...........    $1,000.00         $1,019.61             $5.65            1.11%       184         365
HARTFORD
  INTERNATIONAL
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,021.53             $3.72            0.73%       184         365
  Class IB...........    $1,000.00         $1,020.27             $4.99            0.98%       184         365
HARTFORD
  INTERNATIONAL SMALL
  COMPANY HLS FUND
  Class IA...........    $1,000.00         $1,020.57             $4.69            0.92%       184         365
  Class IB...........    $1,000.00         $1,019.31             $5.96            1.17%       184         365
HARTFORD
  INTERNATIONAL STOCK
  HLS FUND
  Class IA...........    $1,000.00         $1,020.57             $4.69            0.92%       184         365
HARTFORD LARGECAP
  GROWTH HLS FUND
  Class IA...........    $1,000.00         $1,020.77             $4.48            0.88%       184         365
HARTFORD MIDCAP
  GROWTH HLS FUND
  Class IA...........    $1,000.00         $1,021.17             $4.08            0.80%       184         365
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........    $1,000.00         $1,022.79             $2.45            0.48%       184         365
  Class IB...........    $1,000.00         $1,021.53             $3.72            0.73%       184         365
HARTFORD MORTGAGE
  SECURITIES HLS FUND
  Class IA...........    $1,000.00         $1,022.74             $2.50            0.49%       184         365
  Class IB...........    $1,000.00         $1,021.48             $3.77            0.74%       184         365
HARTFORD SMALLCAP
  GROWTH HLS FUND
  Class IA...........    $1,000.00         $1,021.98             $3.26            0.64%       184         365
  Class IB...........    $1,000.00         $1,020.72             $4.53            0.89%       184         365
HARTFORD SMALLCAP
  VALUE HLS FUND
  Class IA...........    $1,000.00         $1,020.16             $5.09            1.00%       184         365
  Class IB...........    $1,000.00         $1,018.90             $6.36            1.25%       184         365
HARTFORD STOCK HLS
  FUND
  Class IA...........    $1,000.00         $1,022.74             $2.50            0.49%       184         365
  Class IB...........    $1,000.00         $1,021.48             $3.77            0.74%       184         365

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD
                          ACCOUNT           ACCOUNT          JUNE 30, 2006
                           VALUE             VALUE              THROUGH
                       JUNE 30, 2006   DECEMBER 31, 2006   DECEMBER 31, 2006
                       -------------   -----------------   -----------------
HARTFORD TOTAL RETURN
  BOND HLS FUND
  Class IA...........    $1,000.00         $1,051.37             $2.59
  Class IB...........    $1,000.00         $1,041.65             $3.86
HARTFORD U.S.
  GOVERNMENT
  SECURITIES HLS FUND
  Class IA...........    $1,000.00         $1,037.93             $2.41
  Class IB...........    $1,000.00         $1,033.91             $3.69
HARTFORD VALUE HLS
  FUND
  Class IA...........    $1,000.00         $1,127.63             $4.56
  Class IB...........    $1,000.00         $1,209.67             $6.13
HARTFORD VALUE
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,132.44             $3.49
  Class IB...........    $1,000.00         $1,182.73             $4.95

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD                    DAYS
                          ACCOUNT           ACCOUNT          JUNE 30, 2006     ANNUALIZED    IN THE      DAYS
                           VALUE             VALUE              THROUGH         EXPENSE     CURRENT     IN THE
                       JUNE 30, 2006   DECEMBER 31, 2006   DECEMBER 31, 2006     RATIO      1/2 YEAR   FULL YEAR
                       -------------   -----------------   -----------------   ----------   --------   ---------
HARTFORD TOTAL RETURN
  BOND HLS FUND
  Class IA...........    $1,000.00         $1,022.68             $2.55            0.50%       184         365
  Class IB...........    $1,000.00         $1,021.42             $3.82            0.75%       184         365
HARTFORD U.S.
  GOVERNMENT
  SECURITIES HLS FUND
  Class IA...........    $1,000.00         $1,022.84             $2.40            0.47%       184         365
  Class IB...........    $1,000.00         $1,021.58             $3.67            0.72%       184         365
HARTFORD VALUE HLS
  FUND
  Class IA...........    $1,000.00         $1,020.92             $4.33            0.85%       184         365
  Class IB...........    $1,000.00         $1,019.66             $5.60            1.10%       184         365
HARTFORD VALUE
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,021.93             $3.31            0.65%       184         365
  Class IB...........    $1,000.00         $1,020.67             $4.58            0.90%       184         365

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that each mutual fund's board of directors, including a majority of those directors who are not "interested person" of the mutual fund, as defined in the 1940 Act ("Independent Directors"), annually review and consider continuation of the funds' investment advisory and sub-advisory agreements after an initial two-year period.

In addition to the existing agreements discussed beginning on page 218, the Board of Directors, including each of the Independent Directors, approved the following investment management agreements (collectively, the "Agreements"):

- At a meeting held on August 1-2, 2006, the Board of Directors voted to approve, on behalf of Hartford MidCap Stock HLS Fund*, an investment sub-advisory agreement between HL Advisors, the fund's investment adviser, and Hartford Investment Management (the "MidCap Stock Agreement").

- At a meeting held on August 1-2, 2006, the Board of Directors voted to approve, on behalf of Hartford Blue Chip HLS Fund, an investment sub-advisory agreement between HL Advisors, the fund's investment adviser, and Hartford Investment Management (the "Blue Chip Agreement").

In advance of each meeting, the Board reviewed written responses from HL Advisors and each fund's proposed sub-adviser to questions posed to them on behalf of the Independent Directors and supporting materials (the "Adviser Materials"). In addition, for each fund, the Board or the Board's Investment Committee received in-person presentations about the Agreements by representatives of HL Advisors and the relevant sub-adviser.

In determining to approve the Agreements, the Board determined that each Agreement, including the appointment of the sub-adviser, was fair and reasonable and in the best interests of each fund and its shareholders, as applicable. In determining to approve the Agreements, the Board considered the following categories of material factors, among others, relating to each Agreement.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered the nature, extent, and quality of the services to be provided to each fund by HL Advisors and the respective sub-adviser(s). The Board considered, among other things, HL Advisors' and each sub-adviser's organizational structure, personnel who would provide services to the funds, capacity, investment process and regulatory/compliance history. In addition, the Board considered each sub-adviser's investment philosophy, performance record and trade execution capabilities. The Board further considered its past experiences with HL Advisors with respect to the services it has provided to other Hartford-sponsored funds, including HL Advisors' management and monitoring of the funds' sub-advisers, the quality of HL Advisors' communications with the Board, the compliance structure and systems established by HL Advisors and it's responsiveness to Board inquiries.

With respect to the MidCap Stock Agreement, the Investment Committee met with Mark Waterhouse, the proposed portfolio manager for the fund, and members of his management team and considered the quality of Hartford Investment Management's investment personnel hired to managed the fund; Hartford Investment Management's investment philosophy and process (and adherence to that philosophy and process); and its investment research capabilities and resources, performance record, and trade execution capabilities and experience.

With respect to the Blue Chip Agreement, the Board and the Investment Committee met with Hugh Whelan, the proposed portfolio manager for the fund, and considered HL Advisors' and Hartford Investment Management's investments in infrastructure in light of increased regulatory requirements and the needs of Hartford Investment Management's proposed active equity management function. The Board considered the quality of Hartford Investment Management's investment personnel hired to managed the fund; Hartford Investment Management's investment philosophy and process (and adherence to that philosophy and process); and its investment research capabilities and resources, performance record, and trade execution capabilities and experience.

With respect to the MidCap Stock and Blue Chip Agreements, the Board also requested and evaluated information concerning Hartford Investment Management's regulatory and compliance environment. In this regard, the Board requested

* Name changed to Hartford MidCap Growth HLS Fund effective December 11, 2006.

--------------------------------------------------------------------------------

and reviewed information on Hartford Investment Management's compliance policies and procedures, compliance history, and reports from the Fund's Chief Compliance Officer on Hartford Investment Management's compliance with applicable laws and regulations, including its responses to regulatory developments and compliance issues raised by regulators.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with their consideration of the Agreements, but also the Board's experience through past interactions with HL Advisors and Hartford Investment Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the funds by HL Advisors and each fund's proposed sub-adviser(s).

PERFORMANCE OF HL ADVISORS AND THE SUB-ADVISER(S)

The Board considered the investment performance of the sub-adviser(s) or their portfolio management teams in managing funds and accounts which follow investment strategies similar to the Hartford funds. In this regard, for each agreement approved, the Board considered the sub-adviser(s) previous performance in managing assets in the relevant asset categories and/or other asset categories with respect to both benchmark and various peer-group comparisons.

Regarding the MidCap Stock Agreement, the Board considered the investment performance of Hartford MidCap Stock HLS Fund under it former sub-adviser, Northern Capital Management, LLC ("Northern Capital"), and noted among other things, that the fund's three-year and one-year returns as of June 30, 2006 were below its benchmark. The Board considered information presented by HL Advisors and Hartford Investment Management regarding the performance record of Mr. Waterhouse. The Board reviewed materials that compared the performance of funds previously managed by Mr. Waterhouse to the performance of appropriate benchmarks and other matrices as well as to a universe of funds selected by Lipper Inc., an independent provider of investment company data ("Lipper"). This information consisted of Mr. Waterhouse's track record in managing small capitalization growth, multi capitalization core, and large capitalization growth funds at various points during the period from June 30, 1994 through December 31, 1999. The Board also considered HL Advisors' representations and judgment that although Mr. Waterhouse had not previously managed a mid cap growth fund prior to his recent management of Hartford MidCap Growth HLS Fund, his experience in managing portfolios with small cap and multi cap core mandates demonstrated his ability to manage assets in the mid cap growth mandate.

Regarding the Blue Chip Agreement, the Board considered the investment performance of Hartford Blue Chip HLS Fund under its former sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe"), and noted among other things, that the fund's one-, three- and five-year performance was ahead of its benchmark. The Board considered information presented by HL Advisors and Hartford Investment Management regarding the performance record of funds managed by Mr. Whelan for his previous employer between 2000 and 2005. The Board reviewed materials that compared the performance of funds previously managed by Mr. Whelan and his team to the performance of appropriate benchmarks and other matrices as well as to a universe of funds selected by Lipper. HL Advisors and Hartford Investment Management provided additional information about the broad range of Mr. Whelan's and his team's recent investment experience and about their investment philosophy and process. The Board considered HL Advisors' representations and judgment that although Mr. Whelan's team has not previously managed a large cap growth fund using the proposed quantitative strategy, the team has demonstrated its ability to do so by successfully managing large cap assets in another strategy and successfully using a similar quantitative strategy in different asset classes.

Based on these considerations, the Board concluded that, while there could be no guarantee of future results, the Board was satisfied that HL Advisors and each fund's proposed sub-adviser(s) have the capability of providing satisfactory investment performance for the funds.

COST OF SERVICES AND PROFITABILITY OF HL ADVISORS AND THE SUB-ADVISER(S)

The Board reviewed information regarding HL Advisors' and each proposed sub-advisers' cost to provide investment management and related services to the funds and the profitability to them from managing the funds. The Board considered information about the profitability to HL Advisors and its affiliates from all services to be provided to the funds and all aspects of their relationships with the funds. The Board reviewed with HL Advisors the assumptions and allocation methods used in preparing the cost and profitability data provided to the Board. The Board recognized that allocation methods are inherently subjective, and different methods may be reasonable although they lead to different results. The Board noted the

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY
 AGREEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

difficulty in obtaining reliable comparative data about adviser profitability, since such information is not generally publicly available and is impacted by numerous factors, including the structure of an adviser's organization, the types of funds it manages, and the adviser's capital structure and costs of capital. The Board considered representations by HL Advisors that it did not recommend the proposed sub-advisers for the relevant funds with a view to increase profitability as investment manager to the funds.

With respect to the Blue Chip Agreement, the Board recognized that, over time, after expiration of fee waivers and as assets in Hartford Blue Chip HLS Fund grow, HL Advisors expects to realize substantial increased profitability from the replacement of T. Rowe with Hartford Investment Management, but that profitability after the first year will be addressed in light of these developments in the Board's annual review of its investment advisory and sub-advisory agreements.

With respect to the MidCap Stock and Blue Chip Agreements, the Board reviewed information regarding HL Advisors' and Hartford Investment Management's costs to provide investment management and related services to Hartford MidCap Stock HLS Fund and Hartford Blue Chip HLS Fund and the profitability to them from managing the funds. The Board considered information related to both HL Advisors and Hartford Investment Management because it was proposed that Hartford Investment Management be reimbursed for its costs rather than receive a set fee, with the result that any profitability from managing the funds would be realized only with respect to HL Advisors. The Board also reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the funds and all aspects of its relationships with the funds.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HL Advisors, the proposed sub-advisers and their affiliates from their relationships with the funds would not be excessive.

COMPARISON OF FEES AND SERVICES PROVIDED BY HL ADVISORS AND THE SUB-ADVISER(S)

The Board considered both the investment management fees to be paid by the funds to HL Advisors and the sub-advisory fees to be paid by HL Advisors to the sub-advisers under each agreement. In this regard, the Board received information from HL Advisors and the proposed sub-advisers relating to the management fees, sub-advisory fees, and total operating expenses for each fund. For each proposed sub-adviser, HL Advisors also referenced information in the Adviser Materials comparing, in each instance, the relevant fund's management fees and total operating expenses relative to those of a peer universe of funds identified as being in the appropriate asset category for the fund. In considering the reasonableness of the funds' fees and total expense ratios, the Board particularly considered how the proposed management fees for each fund compared with the average and median management fees of its peer group at different asset levels.

The Board considered HL Advisors' representation that it had negotiated the sub-advisers' fees at arm's length, and that the fees that HL Advisors would pay to the sub-advisers were comparable to fees charged by the sub-advisers to other institutional clients.

With respect to the MidCap Stock and Blue Chip Agreements, the Board considered that the overall management fee for Hartford MidCap Stock HLS Fund and Hartford Blue Chip HLS Fund would be reduced. The Board noted that because under each agreement HL Advisors is responsible for paying the sub-advisory fee to Hartford Investment Management, approval of the MidCap Stock and Blue Chip Agreements would not increase the funds expenses and was anticipated to decrease each fund expenses.

Based on these considerations, and after taking into account the fee reductions noted above, the Board concluded that the comparative information reviewed indicates that each fund's management fee and sub-advisory fee and total operating expenses are within a range that is competitive and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, supports the conclusion that these fees and expenses are reasonable.

ECONOMIES OF SCALE

For each fund, the Board considered the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund's investors. The Board reviewed the breakpoints in HL Advisors' management fee schedule and considered the breakpoints in each fund's sub-advisory fee schedules and how any benefits from economies of scale would be realized by the various parties. With respect to economies of scale under each

--------------------------------------------------------------------------------

agreement, the Board reviewed information included in the Adviser Materials providing comparative breakpoint information for other funds in relevant fund peer groups.

In its review of the Agreements, the Board considered how the breakpoints in each fund's proposed management fee schedule may reduce management fees, sub-advisory fees and operating expenses as fund assets grow over time. The Board considered that these breakpoints provide economies of scale to each fund and its shareholders in that, as the fund grows, its effective management and sub-advisory fee rates decline.

With respect to the MidCap Stock and Blue Chip Agreements, the Board received information regarding HL Advisors' and Hartford Investment Management's realization of economies of scale with respect to Hartford MidCap Stock HLS Fund and Hartford Blue Chip HLS Fund. The Board considered representations from HL Advisors that the initial start-up costs Hartford Investment Management would incur in building its equity management capability relating to the funds would be high relative to the small amount of assets under management. However, the Board considered that HL Advisors and Hartford Investment Management were likely to realize substantial economies of scale over time as Hartford Investment Management's equity assets under management increased, which the Board would consider in determining whether to renew the agreement on an annual basis. The Board also considered management's representation that the replacement of Northern Capital and T. Rowe with Hartford Investment Management would enable the funds to gain greater acceptance among potential investors, resulting in increased opportunities for growth. The Board noted that increasing assets would increase the likelihood that each fund's shareholders would benefit from the breakpoints in the management fee schedule.

OTHER BENEFITS

The Board considered other benefits to HL Advisors, the sub-advisers and their affiliates from their relationships with each of the funds.

With respect to the MidCap Stock and Blue Chip Agreements, the Board considered Hartford Investment Management's statements that Hartford Investment Management was undertaking a review of its soft dollar practices in light of the recent addition of equity management capability, but that it had determined that at present Hartford Investment Management will utilize soft dollars to obtain only:
(i) brokerage services; (ii) research created and provided by a broker-dealer involved in effecting a trade (i.e., research provided by a full service broker-dealer, or provided by a broker-dealer to which a portion of a trade is directed for the purpose of obtaining access to the research, in either case on a bundled basis); and (iii) access to management personnel. The Board considered Hartford Investment Management's representations that it will not, at present, utilize soft dollars to obtain research from parties who have no role in effecting a trade, although Hartford Investment Management's practices could change in the future. The Board considered that these soft dollar practices would benefit Hartford Investment Management by providing it with research that could be utilized with its other active equity clients. The Board also considered that the following companies, which are affiliates of Hartford Investment Management, provide services to The Hartford-sponsored funds and receive compensation from the funds:

- Hartford Life Insurance Company provides administrative and fund accounting services to the funds and receives administrative and fund accounting fees.

- The funds currently pays the cost of certain legal services in support of the funds provided by personnel of Hartford Life Insurance Company, but such cost will be absorbed by Hartford Life Insurance Company as of January 1, 2007.

- Hartford Investor Services Company, LLC, the funds' transfer and dividend disbursing agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides.

- Hartford Administrative Services Company, the funds' sub-transfer agent, receives transfer agency compensation from the funds.

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the funds and its shareholders to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with the

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY
 AGREEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

Board's deliberations described above the Independent Directors met with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

                                    * * * *

In addition to the new agreements discussed above the Board of Directors considered the continuation of the investment advisory and sub-advisory agreements discussed below.

At a meeting held on August 1-2, 2006, the Board of Directors of the Funds, including each of the Independent Directors, unanimously voted to approve the investment management agreement for each Fund with an agreement up for renewal with HL Investment Advisors, LLC ("HL Advisors") and the investment sub-advisory agreements between HL Advisors and each Fund's respective sub-adviser(s) ("sub-advisers," and together with HL Advisors, "advisers") -- Hartford Investment Management Company ("Hartford Investment"), Holland Capital Management, L.P. ("Holland Capital"), Lazard Asset Management LLC ("Lazard"), Northern Capital Management, LLC ("Northern Capital"), T. Rowe Price Associates, Inc. ("T. Rowe Price") and Wellington Management Company, LLP ("Wellington") (collectively, the "agreements"). In the months preceding this meeting, the Board requested, received, and reviewed written responses from the advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about each Fund and the related agreements by Fund officers and representatives of HL Advisors at the Board's meetings on June 20-21, 2006 and August 1-2, 2006. In considering the approval of the agreements, the Board also took into account information provided to the Board at its meetings throughout the year, including reports on Fund performance, compliance, shareholder services, and the other services provided to the Funds by the advisers and their affiliates.

The Independent Directors, advised by their independent legal counsel, engaged two service providers to assist them with evaluating the agreements with respect to each Fund. Lipper, Inc. ("Lipper"), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund's management, administrative fees (for certain Funds), sub-advisory fees, overall expense ratios, and investment performance compared to those of mutual funds with similar investment objectives in various peer groups ("peer funds"). The Independent Directors also engaged an independent financial services consulting firm (the "Consultant") to assist them in evaluating each Fund's management fees, administrative fees (for certain Funds), sub-advisory fees and overall expense ratios and investment performance.

The Board considered the agreements for each Fund at the June and August meetings. In connection with these deliberations, HL Advisors agreed to reduce fees and shareholder expenses for a number of the Funds. In determining to continue the agreements for each Fund, the Board determined that the proposed management fee structure, taking into account these reductions, was fair and reasonable and that continuation of the agreements was in the best interests of each Fund and its shareholders. In determining to re-approve the agreements, the Board considered the following categories of material factors, among others, relating to the agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Funds by the advisers. The Board considered, among other things, the terms of the agreements, the range of services provided, and each adviser's organizational structure, systems and personnel.(1) The Board received information on the experience of senior management and relevant investment and other personnel of advisers, and the adequacy of the time and attention devoted by them to the Funds. The Board considered each adviser's reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes, including hiring additional personnel, designed to improve services to the Funds, and its investments in infrastructure in light of increased regulatory requirements and other developments. The Board considered the progress that Hartford Investment has made in developing

(1) Certain Funds have entered into investment management agreements with HL Advisors under which HL Advisors provides investment advisory and certain administrative services to those Funds. Other Funds have entered into investment management agreements with HL Advisors for investment advisory services, and a separate administrative agreement with Hartford Life Insurance Company ("Hartford Life"), under which Hartford Life provides certain administrative services to those Funds. For those Funds that have separate management and administrative agreements, the Board considered the fees payable under both agreements in the aggregate.

--------------------------------------------------------------------------------

an equity management capability. In addition, the Board considered the quality of each adviser's communications with the Board, and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each adviser's regulatory and compliance environment. In this regard, the Board requested and reviewed information on each adviser's compliance policies and procedures, their compliance history, and a report from the Funds' Chief Compliance Officer on each adviser's compliance with applicable laws and regulations, including their responses to regulatory developments and compliance issues raised by regulators. The Board also noted the advisers' support of the Funds' compliance control structure, particularly the resources devoted by the advisers in support of the Funds' obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HL Advisors, the Board noted that under the agreements, HL Advisors is responsible for the management of each Fund, including overseeing fund operations and service providers, and it or Hartford Life provides administrative services to the Funds as well as the investment advisory services in connection with selecting, monitoring and supervising sub-advisers. The Board considered its experiences with HL Advisors and, for certain Funds, Hartford Life, with respect to each of these services. The Board considered that HL Advisors or its affiliates is responsible for providing the Funds' officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Funds and their shareholders by HL Advisors' affiliates.

With respect to the sub-advisers, who provide day-to-day portfolio management services, the Board considered the quality of each sub-adviser's investment personnel, their ability to attract and retain qualified investment professionals, their investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by HL Advisors and each of the sub-advisers.

PERFORMANCE OF THE FUNDS, HL ADVISORS, AND THE SUB-ADVISERS

The Board considered the investment performance of each Fund. In this regard, the Board considered information and materials provided to the Board from HL Advisors and Lipper comparing each fund's short-term and long-term and recent investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds selected by Lipper. This information included performance reports (provided by Lipper, HL Advisors and the sub-advisers) and discussions with portfolio managers and other representatives of the sub-advisers at board meetings throughout the year, as well as the information provided especially for the annual contract review. The Board also considered the analysis provided by the Consultant relating to each Fund's performance track record.

The Board considered HL Advisors' cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Funds at periodic meetings throughout the year. The Board reviewed the performance of each Fund over the different time periods presented in the materials and evaluated each adviser's analysis of the Funds' performance for these time periods, with specific attention to information indicating underperformance of certain Funds for specific time periods relative to a peer group or benchmark, and the causes for such underperformance. In evaluating the performance of each Fund, the Board also considered whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record.

With respect to certain specific Funds, the Board considered actions HL Advisors was planning to take to address performance. With respect to MidCap Stock HLS Fund (the Fund's name was changed to Hartford MidCap Growth HLS Fund, effective December 11, 2006), sub-advised by Northern Capital, the Board considered HL Advisors' plan to seek shareholder approval in December 2006 of a proposal to replace Northern Capital as sub-adviser to the Fund with Hartford Investment. With respect to Capital Opportunities HLS Fund and LargeCap Growth HLS Fund, each sub-advised by Holland Capital, the Board considered HL Advisors' plan to seek shareholder approval in January 2007 with respect to a plan of reorganization by which the Funds would be merged into Blue Chip Stock HLS Fund. Due to the timing of these proposed changes, the Board concluded that it would be in the best interests of each Fund's shareholders to renew the existing sub-advisory agreements for these Funds while HL Advisors sought shareholder approval of these proposals.

Based on these considerations, the Board concluded with respect to each Fund that the Fund's performance over time has been satisfactory or, in the case of the Funds mentioned above, that HL Advisors is addressing the Board's concerns about

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY
 AGREEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

investment performance, and the Board had continued confidence in HL Advisors' and the sub-advisers' overall capabilities to manage each Fund.

COSTS OF THE SERVICES AND PROFITABILITY OF HL ADVISORS AND THE SUB-ADVISERS

The Board reviewed information regarding HL Advisors' cost to provide investment management and related services to the Funds and HL Advisors' profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. In this regard, the Board noted that HL Advisors had worked with PriceWaterhouseCoopers to refine its methodology for calculating profitability. The Board considered the fact that HL Advisors has subsidized certain of the Funds' fees and total operating expenses through voluntary management fee waivers or permanent reductions in management fee schedules, included fee waivers and reductions negotiated by the Board in connection with the renewal of the agreements. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Funds and all aspects of their relationship with the Funds.

With respect to those Funds which are sub-advised by Hartford Investment, which is an affiliate of HL Advisors, the Board considered the costs and profitability information for HL Advisors and Hartford Investment in the aggregate. The Board also requested and received information relating to the operations and profitability of the other sub-advisers. In evaluating such sub-adviser's profitability with respect to the Funds, the Board considered primarily HL Advisors' and the sub-advisers' representations that HL Advisors had negotiated the sub-advisory fees at arm's length, and the sub-advisers' representations that the fees charged to HL Advisors were comparable to fees charged by the sub-advisers to similar clients.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the advisers and their affiliates from their relationships with the Funds would not be excessive.

COMPARISON OF FEES AND SERVICES PROVIDED BY HL ADVISORS AND THE SUB-ADVISERS

The Board considered comparative information with respect to the investment management fees and administrative fees (for certain Funds) to be paid by the Funds to HL Advisors and its affiliates, the investment sub-advisory fees to be paid to the sub-advisers, and the total expense ratios of the Funds. In this regard, the Board requested and reviewed information from HL Advisors and each sub-adviser relating to the management fees, administrative fees (for certain Funds), sub-advisory fees, and total operating expenses for each Fund. The Board also reviewed written materials from Lipper providing comparative information about each Fund's management fees, administrative fees (for certain Funds), sub-advisory fees, and total expense ratios and the components thereof, relative to those of peer groups. While the Board recognized that comparisons between the Funds and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund's management and sub-advisory fees and total operating expenses.

The Board particularly considered the agreement of HL Advisors to lower certain Funds' fees and expenses in connection with the contract renewal process. In its deliberations, the Board gave significant weight to each Fund's overall expense ratio, net of these reductions. The following reductions were agreed to at the meeting, each effective January 1, 2007, unless otherwise noted:

- Blue Chip Stock HLS Fund -- 5 basis points ("bps") contractual fee reduction plus 5 bps fee waiver;

- Capital Opportunities HLS Fund -- 20 bps fee waiver;

- High Yield HLS Fund -- 5 bps fee waiver, effective November 1, 2006;

- Hartford Index HLS Fund -- 10 bps contractual fee reduction, effective November 1, 2006;

- LargeCap Growth HLS Fund -- 10 bps fee waiver;

- MidCap Stock HLS Fund -- 20 bps fee waiver; and

- Money Market HLS Fund -- 5 bps fee waiver.

--------------------------------------------------------------------------------

Based on these considerations, the Board concluded that each Fund's fees and total operating expenses are within a range that is competitive with fees and total operating expenses charged by peer funds, and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, are reasonable.

ECONOMIES OF SCALE

The Board requested and considered information regarding the advisers' realization of economies of scale with respect to the Funds, and whether the fee levels reflect these economies of scale for the benefit of each Fund's investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for each Fund (and administrative fee schedule for certain Funds), which reduce fees as Fund assets grow over time. The Board recognized that Funds with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board considered that certain Funds may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that expense limitations and fee waivers that reduce Fund expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how the fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund's assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund's investors, based on currently available information and the effective advisory fees and expense ratios for the Funds at their current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

OTHER BENEFITS

The Board considered other benefits to the advisers and their affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that Hartford Life, an affiliate of HL Advisors, receives fees from the certain Funds for providing certain administrative services for those Funds, and that Hartford Life also receives fees for fund accounting and related services from each of the Funds, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also reviewed the fact that Hartford Investor Services Company, LLC ("HISC"), the Funds' transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Funds, and the Board reviewed information on the expected profitability of the Funds' transfer agency function to HISC. The Board considered information provided by HL Advisors indicating that the fees charged by HISC to the Funds are reasonable and in line with industry standards.

The Board also considered that Hartford Securities Distribution Company, Inc. ("HSDC"), as principal underwriter of the Funds receives 12b-1 fees from the Funds. The Board also noted that certain affiliates of HL Advisors distribute shares of the Funds and receive compensation in that connection.

The Board considered benefits to the sub-advisers from their proposed use of the Funds' brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the sub-advisers that the sub-advisers would not be making revenue-sharing or other payments to HL Advisors or its affiliates in connection with the distribution of the Funds.

The Board also considered the fact that Hartford Life had agreed, effective January 1, 2007, to no longer charge the Funds for legal services provided to the Funds by personnel of Hartford Life. Based upon expense information for the prior calendar year, this change will result in savings to the Funds of approximately $480,000 per year.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY
 AGREEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors' efforts to provide investors in the family with a broad range of investment styles and asset classes, and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Funds and their shareholders for the Board to approve the agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors and the full Board met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.


         Annual Report
         December 31, 2006                                 (STAG PHOTO)

                                        - Manager Discussions
                                        - Financials

                                                             (THE HARTFORD LOGO)

Hartford Advisers HLS Fund inception 3/31/1983
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                             LEHMAN BROTHERS
                                                                                                         GOVERNMENT/CREDIT BOND
                                                       ADVISERS IB                S&P 500 INDEX                   INDEX
                                                       -----------                -------------          ----------------------
12/96                                                   10000.00                    10000.00                    10000.00
                                                        10435.00                    10624.00                    10012.00
                                                        10474.00                    10708.00                    10033.00
                                                        10176.00                    10269.00                     9914.00
                                                        10633.00                    10881.00                    10059.00
                                                        11106.00                    11542.00                    10153.00
                                                        11586.00                    12060.00                    10274.00
                                                        12303.00                    13018.00                    10589.00
                                                        11693.00                    12289.00                    10470.00
                                                        12185.00                    12962.00                    10635.00
                                                        11961.00                    12529.00                    10805.00
                                                        12316.00                    13109.00                    10862.00
12/97                                                   12420.00                    13334.00                    10976.00
                                                        12597.00                    13481.00                    11130.00
                                                        13213.00                    14453.00                    11108.00
                                                        13713.00                    15193.00                    11142.00
                                                        13928.00                    15346.00                    11198.00
                                                        13806.00                    15082.00                    11318.00
                                                        14320.00                    15695.00                    11434.00
                                                        14419.00                    15528.00                    11443.00
                                                        13160.00                    13283.00                    11666.00
                                                        13697.00                    14134.00                    12000.00
                                                        14377.00                    15283.00                    11915.00
                                                        14922.00                    16209.00                    11986.00
12/98                                                   15449.00                    17143.00                    12016.00
                                                        15786.00                    17860.00                    12101.00
                                                        15418.00                    17305.00                    11813.00
                                                        15886.00                    17997.00                    11872.00
                                                        16305.00                    18694.00                    11901.00
                                                        15904.00                    18253.00                    11779.00
                                                        16501.00                    19266.00                    11742.00
                                                        16164.00                    18664.00                    11709.00
                                                        16016.00                    18571.00                    11700.00
                                                        15834.00                    18062.00                    11805.00
                                                        16372.00                    19205.00                    11836.00
                                                        16500.00                    19595.00                    11829.00
12/99                                                   17053.00                    20749.00                    11757.00
                                                        16458.00                    19707.00                    11754.00
                                                        16353.00                    19334.00                    11902.00
                                                        17458.00                    21224.00                    12074.00
                                                        17088.00                    20586.00                    12015.00
                                                        16878.00                    20164.00                    12004.00
                                                        17126.00                    20661.00                    12249.00
                                                        16964.00                    20338.00                    12379.00
                                                        17567.00                    21601.00                    12553.00
                                                        17105.00                    20460.00                    12601.00
                                                        17214.00                    20374.00                    12680.00
                                                        16655.00                    18769.00                    12896.00
12/00                                                   16896.00                    18861.00                    13151.00
                                                        17244.00                    19529.00                    13371.00
                                                        16585.00                    17750.00                    13509.00
                                                        15906.00                    16626.00                    13571.00
                                                        16565.00                    17916.00                    13470.00
                                                        16687.00                    18036.00                    13547.00
                                                        16260.00                    17598.00                    13612.00
                                                        16277.00                    17425.00                    13951.00
                                                        15657.00                    16335.00                    14131.00
                                                        15041.00                    15016.00                    14261.00
                                                        15391.00                    15303.00                    14622.00
                                                        16039.00                    16477.00                    14382.00
12/01                                                   16082.00                    16622.00                    14269.00
                                                        15868.00                    16379.00                    14374.00
                                                        15778.00                    16063.00                    14496.00
                                                        16059.00                    16668.00                    14202.00
                                                        15212.00                    15658.00                    14477.00
                                                        15112.00                    15543.00                    14610.00
                                                        14468.00                    14436.00                    14735.00
                                                        13975.00                    13311.00                    14912.00
                                                        13984.00                    13398.00                    15247.00
                                                        13062.00                    11943.00                    15574.00
                                                        13672.00                    12993.00                    15426.00
                                                        14321.00                    13757.00                    15435.00
12/02                                                   13833.00                    12949.00                    15844.00
                                                        13588.00                    12611.00                    15843.00
                                                        13491.00                    12422.00                    16125.00
                                                        13514.00                    12543.00                    16104.00
                                                        14203.00                    13575.00                    16276.00
                                                        14783.00                    14289.00                    16739.00
                                                        14898.00                    14472.00                    16672.00
                                                        14973.00                    14728.00                    15973.00
                                                        15135.00                    15014.00                    16078.00
                                                        15080.00                    14855.00                    16588.00
                                                        15565.00                    15695.00                    16377.00
                                                        15670.00                    15832.00                    16420.00
12/03                                                   16350.00                    16662.00                    16582.00
                                                        16439.00                    16968.00                    16733.00
                                                        16574.00                    17204.00                    16938.00
                                                        16414.00                    16944.00                    17093.00
                                                        16121.00                    16679.00                    16568.00
                                                        16253.00                    16907.00                    16484.00
                                                        16518.00                    17236.00                    16551.00
                                                        16130.00                    16665.00                    16726.00
                                                        16222.00                    16732.00                    17080.00
                                                        16195.00                    16913.00                    17140.00
                                                        16209.00                    17172.00                    17288.00
                                                        16508.00                    17866.00                    17096.00
12/04                                                   16920.00                    18474.00                    17278.00
                                                        16751.00                    18024.00                    17398.00
                                                        16967.00                    18403.00                    17283.00
                                                        16608.00                    18077.00                    17162.00
                                                        16567.00                    17735.00                    17419.00
                                                        17002.00                    18298.00                    17637.00
                                                        17012.00                    18325.00                    17753.00
                                                        17465.00                    19006.00                    17553.00
                                                        17560.00                    18832.00                    17815.00
                                                        17630.00                    18985.00                    17582.00
                                                        17435.00                    18668.00                    17431.00
                                                        17945.00                    19374.00                    17521.00
12/05                                                   18099.00                    19380.00                    17687.00
                                                        18452.00                    19894.00                    17655.00
                                                        18416.00                    19947.00                    17702.00
                                                        18487.00                    20196.00                    17508.00
                                                        18657.00                    20467.00                    17453.00
                                                        18277.00                    19878.00                    17443.00
                                                        18101.00                    19905.00                    17484.00
                                                        18172.00                    20027.00                    17711.00
                                                        18603.00                    20503.00                    17991.00
                                                        18934.00                    21031.00                    18167.00
                                                        19409.00                    21716.00                    18282.00
                                                        19866.00                    22128.00                    18496.00
12/06                                                   19986.00                    22439.00                    18355.00

    --- ADVISERS IB               --- S&P 500 INDEX             -- LEHMAN BROTHERS
        $10,000 starting value        $10,000 starting value        GOVERNMENT/
        $19,986 ending value          $22,439 ending value          CREDIT BOND INDEX
                                                                    $10,000 starting value
                                                                    $18,355 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                          1 YEAR   5 YEAR   10 YEAR
--------------------------------------------------------
Advisers IB(3)            10.43%   4.44%     7.17%
--------------------------------------------------------
S&P 500 Index             15.78%   6.19%     8.42%
--------------------------------------------------------
Lehman Brothers
  Government/Credit Bond
  Index                    3.78%   5.17%     6.26%
--------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA   PETER I. HIGGINS, CFA   JOHN C. KEOGH            CHRISTOPHER L. GOOTKIND, CFA
Senior Vice            Vice President          Senior Vice President,   Vice President
President, Partner                             Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IB shares of The Hartford Advisers HLS Fund returned 10.43% for the twelve-month period ended December 31, 2006, underperforming its benchmark, the S&P 500 Index, which returned 15.78%, and outperforming the Lehman Brothers Government/Credit Bond Index, which returned 3.78% for the same period. The Fund also underperformed the 11.67% return of the average fund in the Lipper VA Mixed-Asset Target Allocation Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Financial markets have been strong for the past twelve month period. Equity markets as measured by the S&P 500 hit record highs and were up 15.78% while the bond market as measured by the Lehman Brothers Government/Credit Bond Index increased 3.78%. The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the past year both the equity portion and the fixed income portion of the Fund underperformed their respective benchmarks. Asset Allocation contributed positively to the Fund's performance as the Fund's consistent overweight to equities helped during the year.

The Equity portion of the Fund underperformed due primarily to negative stock selection within the Consumer Discretionary, Health Care and Materials sectors. This was offset somewhat by strong stock selection within Information Technology, Industrials and Financials.

Stocks that detracted the most from relative (i.e. performance of the Fund as measured against the benchmark) returns included XM Satellite, Boston Scientific, Marvell Technology and Dollar General. Media company XM Satellite came under pressure as decelerating customer addition trends and regulatory review of product compliance caused investors to question the market opportunity. The Fund continues to hold the stock based on positive long-term trends in satellite radio due to original equipment manufacturer (OEM) adoption. Boston Scientific had a tough year, suffering from erosion of its Implantable Cardioverter Defibrillator (ICD) market share, concerns surrounding its drug eluting stent business, and continued issues with cardiac product recalls from its recently acquired Guidant business. We retain our position as the fundamentals of the company remain sound and the stock is attractively priced. Chip maker Marvell declined on disruption in the hard disk drive market and worries over stock option grants. Discount retailer Dollar General disappointed due

--------------------------------------------------------------------------------

to high gasoline prices hitting Dollar General customers and thus impacting the company's top line. Additionally, Dollar General has been selling a greater proportion of lower-margin "highly consumable products" than anticipated. These are products like perishable foods and cleaning supplies that are used up quickly by consumers and need to be replaced frequently, but carry thin margins. The Fund's overweight (i.e. the Fund's sector position was more than the benchmark position) allocation to Health Care, which posted positive absolute (i.e. total return) returns but lagged the market, also hurt returns.

Stock selection was strongest within the Information Technology, Industrials and Financials sectors. Top relative contributors to the Fund included AT&T, Cisco Systems, UBS, Broadcom and Lexmark. The Fund also benefited from not owning Intel, whose shares declined during the year. AT&T is benefiting from the stabilization of its long distance pricing. Also, cost-cutting from its recent acquisitions is going well. Cisco's revenue and earnings growth has surprised the market on the upside. The strong secular move of enterprise and service provider networks toward all-IP networks plays into Cisco's strength. We continue to hold a position in the stock. UBS, the Swiss-based financial institution, posted outstanding results due primarily to its well-performing wealth management business. UBS remains one of our top holdings. We initiated a position in Broadcom during a low in its share price during the summer after it guided down estimates and faced pressures due to options investigations. Despite its solid gains, Broadcom remains a material holding as we see strong business prospects for many years to come and valuation is still reasonable. Shares in Lexmark, a manufacturer and supplier of printing and imaging solutions, rose as the company recovered from its product and distribution missteps last year. Other positive contributors to absolute performance included Exxon Mobil, Bank of America, Citigroup and Munich Re.

While absolute performance was positive in the fixed income portion of the Fund, relative returns slightly lagged the benchmark. The bonds underperformed their benchmark during the year due mainly to starting the year with a longer duration. Additionally sector allocation produced mixed results. The benefit derived from the Fund's overweight allocations to structured sectors such as mortgage pass-throughs and commercial mortgage-backed securities (CMBS) was more than offset by our out-of-benchmark allocation to Treasury Inflation Protected Securities (TIPS). Weakness in the commodity markets, as well as several below-trend reports on CPI (Consumer Price Index), caused TIPS to underperform during the period. We believe an economic growth slowdown is apparent, but a hard landing is unlikely. We continue to overweight the non-government sectors with a preference towards structured securities and MBS. We view the current environment, with strong balance sheets and solid earnings and cash flow generation, as being favorable for investment grade credit. While we acknowledge that the best is probably behind us, with corporations starting to increase balance sheet leverage, the low default environment is likely to continue into 2007. While valuations are not compelling historically, they are likely fair for the current environment. Security selection continues to be important given the frequency of capital restructurings through Leveraged buyouts. We maintain an underweight allocation to the credit sector.

WHAT IS THE OUTLOOK?

The stock portion of the Fund is managed with a large cap core investment approach. We apply a bottom-up investment process in constructing a diversified portfolio. We look for companies that exhibit some or all of the following characteristics: industry leadership, strong balance sheets, solid management teams, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, the equity portion of the Fund was overweight positions in Information Technology and Health Care and underweight positions in Energy and Financials.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of December 31, 2006, the Fund's equity exposure was at 68% compared to 60% in its benchmark and at the upper end of the 50-70% range, as we expect equities to continue to outperform bonds and cash.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.6%
-------------------------------------------------------------------
Capital Goods                                               1.8
-------------------------------------------------------------------
Consumer Cyclical                                           6.8
-------------------------------------------------------------------
Consumer Staples                                            5.3
-------------------------------------------------------------------
Energy                                                      4.2
-------------------------------------------------------------------
Finance                                                    23.5
-------------------------------------------------------------------
General Obligations                                         0.2
-------------------------------------------------------------------
Health Care                                                 7.4
-------------------------------------------------------------------
Other Direct Federal Obligations                            2.2
-------------------------------------------------------------------
Services                                                    7.2
-------------------------------------------------------------------
Technology                                                 20.2
-------------------------------------------------------------------
Transportation                                              0.1
-------------------------------------------------------------------
U.S. Government Agencies                                    2.0
-------------------------------------------------------------------
U.S. Government Securities                                 10.1
-------------------------------------------------------------------
Utilities                                                   1.2
-------------------------------------------------------------------
Short-Term Investments                                     24.3
-------------------------------------------------------------------
Other Assets & Liabilities                                (20.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY SECTOR
as of December 31, 2006

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Asset and Commercial Backed Securities                      2.9%
-------------------------------------------------------------------
Common Stock                                               67.8
-------------------------------------------------------------------
Corporate Bonds: Investment Grade                           0.1
-------------------------------------------------------------------
Corporate Bonds: Non Investment Grade                      10.5
-------------------------------------------------------------------
Municipal Bonds                                             0.2
-------------------------------------------------------------------
U.S. Government Agencies                                    2.0
-------------------------------------------------------------------
U.S. Government Securities                                 12.3
-------------------------------------------------------------------
Short-Term Investments                                     24.3
-------------------------------------------------------------------
Other Assets & Liabilities                                (20.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Capital Appreciation HLS Fund inception 4/2/1984
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                 CAPITAL APPRECIATION IB          S&P 500 INDEX            RUSSELL 3000 INDEX
                                                 -----------------------          -------------            ------------------
12/96                                                   10000.00                    10000.00                    10000.00
                                                        10382.00                    10624.00                    10553.00
                                                        10181.00                    10708.00                    10565.00
                                                         9606.00                    10269.00                    10087.00
                                                         9849.00                    10881.00                    10584.00
                                                        10970.00                    11542.00                    11307.00
                                                        11442.00                    12060.00                    11777.00
                                                        12387.00                    13018.00                    12700.00
                                                        12237.00                    12289.00                    12185.00
                                                        13047.00                    12962.00                    12876.00
                                                        12264.00                    12529.00                    12443.00
                                                        12164.00                    13109.00                    12920.00
12/97                                                   12204.00                    13334.00                    13178.00
                                                        12091.00                    13481.00                    13247.00
                                                        13232.00                    14453.00                    14194.00
                                                        13752.00                    15193.00                    14898.00
                                                        13992.00                    15346.00                    15044.00
                                                        13374.00                    15082.00                    14673.00
                                                        13631.00                    15695.00                    15169.00
                                                        13288.00                    15528.00                    14894.00
                                                        10641.00                    13283.00                    12612.00
                                                        11267.00                    14134.00                    13472.00
                                                        12365.00                    15283.00                    14495.00
                                                        13135.00                    16209.00                    15381.00
12/98                                                   14064.00                    17143.00                    16359.00
                                                        14673.00                    17860.00                    16915.00
                                                        14023.00                    17305.00                    16317.00
                                                        15106.00                    17997.00                    16915.00
                                                        15815.00                    18694.00                    17678.00
                                                        15589.00                    18253.00                    17342.00
                                                        16453.00                    19266.00                    18218.00
                                                        16275.00                    18664.00                    17666.00
                                                        16075.00                    18571.00                    17465.00
                                                        15528.00                    18062.00                    17018.00
                                                        16571.00                    19205.00                    18085.00
                                                        17458.00                    19595.00                    18591.00
12/99                                                   19297.00                    20749.00                    19777.00
                                                        18903.00                    19707.00                    19002.00
                                                        21818.00                    19334.00                    19179.00
                                                        22344.00                    21224.00                    20680.00
                                                        21168.00                    20586.00                    19951.00
                                                        20463.00                    20164.00                    19391.00
                                                        21735.00                    20661.00                    19965.00
                                                        21766.00                    20338.00                    19612.00
                                                        23963.00                    21601.00                    21067.00
                                                        23090.00                    20460.00                    20113.00
                                                        22426.00                    20374.00                    19827.00
                                                        20564.00                    18769.00                    17999.00
12/00                                                   21810.00                    18861.00                    18301.00
                                                        23109.00                    19529.00                    18927.00
                                                        22066.00                    17750.00                    17197.00
                                                        20866.00                    16626.00                    16076.00
                                                        22480.00                    17916.00                    17365.00
                                                        22784.00                    18036.00                    17504.00
                                                        22114.00                    17598.00                    17182.00
                                                        21295.00                    17425.00                    16899.00
                                                        20227.00                    16335.00                    15902.00
                                                        17896.00                    15016.00                    14499.00
                                                        18412.00                    15303.00                    14837.00
                                                        19737.00                    16477.00                    15979.00
12/01                                                   20261.00                    16622.00                    16205.00
                                                        19716.00                    16379.00                    16002.00
                                                        19295.00                    16063.00                    15674.00
                                                        20032.00                    16668.00                    16361.00
                                                        18951.00                    15658.00                    15502.00
                                                        18876.00                    15543.00                    15322.00
                                                        17200.00                    14436.00                    14219.00
                                                        15812.00                    13311.00                    13089.00
                                                        16179.00                    13398.00                    13150.00
                                                        14955.00                    11943.00                    11768.00
                                                        16064.00                    12993.00                    12705.00
                                                        17301.00                    13757.00                    13473.00
12/02                                                   16233.00                    12949.00                    12712.00
                                                        15900.00                    12611.00                    12401.00
                                                        15722.00                    12422.00                    12196.00
                                                        15538.00                    12543.00                    12324.00
                                                        16702.00                    13575.00                    13331.00
                                                        18022.00                    14289.00                    14136.00
                                                        18494.00                    14472.00                    14327.00
                                                        18828.00                    14728.00                    14655.00
                                                        19530.00                    15014.00                    14981.00
                                                        19452.00                    14855.00                    14818.00
                                                        20973.00                    15695.00                    15715.00
                                                        21496.00                    15832.00                    15931.00
12/03                                                   23054.00                    16662.00                    16660.00
                                                        23428.00                    16968.00                    17007.00
                                                        24279.00                    17204.00                    17236.00
                                                        24289.00                    16944.00                    17031.00
                                                        23366.00                    16679.00                    16679.00
                                                        23859.00                    16907.00                    16922.00
                                                        24865.00                    17236.00                    17258.00
                                                        23618.00                    16665.00                    16605.00
                                                        23258.00                    16732.00                    16674.00
                                                        24084.00                    16913.00                    16930.00
                                                        24633.00                    17172.00                    17208.00
                                                        26423.00                    17866.00                    18008.00
12/04                                                   27450.00                    18474.00                    18650.00
                                                        26788.00                    18024.00                    18153.00
                                                        27793.00                    18403.00                    18553.00
                                                        26708.00                    18077.00                    18239.00
                                                        25883.00                    17735.00                    17842.00
                                                        26639.00                    18298.00                    18519.00
                                                        27143.00                    18325.00                    18648.00
                                                        28573.00                    19006.00                    19413.00
                                                        28832.00                    18832.00                    19228.00
                                                        29903.00                    18985.00                    19396.00
                                                        29347.00                    18668.00                    19033.00
                                                        30967.00                    19374.00                    19775.00
12/05                                                   31638.00                    19380.00                    19791.00
                                                        33363.00                    19894.00                    20452.00
                                                        33009.00                    19947.00                    20489.00
                                                        33564.00                    20196.00                    20843.00
                                                        34529.00                    20467.00                    21069.00
                                                        33164.00                    19878.00                    20394.00
                                                        32771.00                    19905.00                    20430.00
                                                        32502.00                    20027.00                    20411.00
                                                        33304.00                    20503.00                    20911.00
                                                        33774.00                    21031.00                    21379.00
                                                        35288.00                    21716.00                    22148.00
                                                        36359.00                    22128.00                    22630.00
12/06                                                   36803.00                    22439.00                    22901.00

    --- CAPITAL APPRECIATION IB  -- RUSSELL 3000 INDEX        --- S&P 500 INDEX
        $10,000 starting value       $10,000 starting value       $10,000 starting value
        $36,803 ending value         $22,901 ending value         $22,439 ending value

RUSSELL 3000 INDEX is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

The Fund has changed its benchmark from the S&P 500 Index to the Russell 3000 Index because the Fund's investment manager believes that the Russell 3000 Index is better suited to the investment strategy of the fund.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                          1 YEAR  5 YEAR  10 YEAR
------------------------------------------------------
Capital Appreciation
  IB(3)                   16.32%  12.68%   13.92%
------------------------------------------------------
Russell 3000 Index        15.72%   7.16%    8.64%
------------------------------------------------------
S&P 500 Index             15.78%   6.19%    8.42%
------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

SAUL J. PANNELL, CFA                                            FRANK D. CATRICKES, CFA
Senior Vice President, Partner                                  Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IB shares of the Hartford Capital Appreciation HLS Fund returned 16.32% for the twelve month period ended December 31, 2006, outperforming its benchmark, the Russell 3000 Index, which returned 15.72% for the same period. The Fund also outperformed the 14.45% return of the average fund in the Lipper VA Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Equity markets posted a strong return for the year. US large cap equities performed well (+15.5% as measured by the Russell 1000 Index) but continued to lag smaller companies as the small cap Russell 2000 rose 18.4%. Value stocks extended their lead over their growth oriented peers, with the broad market Russell 3000 Value finishing ahead of the Russell 3000 Growth by nearly thirteen percentage points. Every sector in the benchmark Russell 3000 finished with positive returns, led by Telecommunication Services, Utilities, and Energy. Health Care and Technology stocks had positive returns, but lagged the benchmark.

Outperformance in this robust environment was driven by stock selection. Performance was particularly positive in Financials, Industrials, and Materials stocks. In Financials, Brazilian bank Unibanco rose over 54% during the year, making it a top relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) contributor. Two other top relative and absolute contributors, Citi Access India and JPM Access India, are so-called "market access" products. These are securities that allow investors to obtain the economic exposure of stock ownership through a counterparty without obtaining direct ownership in the underlying security. Market access products are subject to the same risks as direct investments in securities of foreign issuers, as well as the risk that the counterparty issuing the security may default. Both market access products held in the Fund take the form of warrants. In the case of Citi Access India, the warrants are for Bharti Televentures, the dominant wireless provider in India. The Indian wireless market is growing rapidly, and Bharti is garnering most of the new subscriber growth. The JPM Access India position represents warrants for ICICI bank, India's largest bank by market capitalization. The company is benefiting from the growth of credit to Indian consumers.

Other top absolute and relative contributors during the year included nickel miner Inco, defense contractor Lockheed Martin, and telecommunications giant AT&T. Inco rose on news that it was being acquired by CVRD. Shares in Lockheed Martin gained throughout the year on continued strong defense spending by the US and its allies. AT&T's stock rose on optimism surrounding its merger with BellSouth, which closed at the end of the year.

--------------------------------------------------------------------------------

Stock selection was weakest in the Energy and Health Care sectors. Within Health Care, medical device company Boston Scientific fell on safety concerns regarding the company's implantable defibrillators and a Wall Street Journal article stating that drug-eluting stents could be linked to higher incidences of blood clots. We have exited our position in the stock. Shares in Israeli generic drug company Teva traded lower as the market absorbed news that Merck would be pricing its Zocor drug competitively when it came off patent. We continue to hold Teva as we believe the market is overestimating the impact of this development. Lagging performance in Energy was primarily a result of not holding a position in rising Exxon Mobil stock and owning shares of coal miner Arch Coal, which fell during the year. Other negative relative and absolute contributors included global semiconductor company Marvell, flash storage company SanDisk, and credit card company Capital One Financial.

WHAT IS THE OUTLOOK?

Beginning January 8, 2007, the Fund will shift to a multiple portfolio manager model consisting of two investment teams. The first team is comprised of the Fund's current managers, Saul Pannell and Frank Catrickes. The second team will be comprised of a combination of multiple Wellington Management investment professionals with complementary investment approaches, each separately managing a portion of the Fund in a distinct style and in combination seeking to achieve the Fund's investment objective.

We maintain our expectations for stable, albeit moderate global growth over the coming years. We expect a slowdown in economic activity and easing inflationary pressures that should keep the global central banks on hold for interest rate hikes over the next year.

We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in Materials, Industrials, and Information Technology stocks and less-than-benchmark weights in Financials, Consumer Staples, and Health Care. Our largest absolute sector weights at year-end were in the Financials, Technology, and Industrials sectors.

DIVERSIFICATION BY COUNTRY
as of December 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   0.5%
-------------------------------------------------------------------
Austria                                                     0.3
-------------------------------------------------------------------
Brazil                                                      4.5
-------------------------------------------------------------------
Canada                                                      3.3
-------------------------------------------------------------------
China                                                       0.7
-------------------------------------------------------------------
France                                                      1.2
-------------------------------------------------------------------
Germany                                                     1.2
-------------------------------------------------------------------
India                                                       0.7
-------------------------------------------------------------------
Israel                                                      0.9
-------------------------------------------------------------------
Japan                                                       3.9
-------------------------------------------------------------------
Liberia                                                     0.3
-------------------------------------------------------------------
Luxembourg                                                  0.7
-------------------------------------------------------------------
Netherlands                                                 0.3
-------------------------------------------------------------------
Russia                                                      0.7
-------------------------------------------------------------------
South Africa                                                0.8
-------------------------------------------------------------------
South Korea                                                 1.0
-------------------------------------------------------------------
Switzerland                                                 1.9
-------------------------------------------------------------------
Taiwan                                                      0.7
-------------------------------------------------------------------
Turkey                                                      1.6
-------------------------------------------------------------------
United Kingdom                                              4.5
-------------------------------------------------------------------
United States                                              68.0
-------------------------------------------------------------------
Short-Term Investments                                      6.6
-------------------------------------------------------------------
Other Assets & Liabilities                                 (4.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            12.7%
-------------------------------------------------------------------
Capital Goods                                               9.2
-------------------------------------------------------------------
Consumer Cyclical                                           6.5
-------------------------------------------------------------------
Consumer Staples                                            3.7
-------------------------------------------------------------------
Energy                                                      6.8
-------------------------------------------------------------------
Exchange Traded Funds                                       3.2
-------------------------------------------------------------------
Finance                                                    14.4
-------------------------------------------------------------------
Health Care                                                 4.1
-------------------------------------------------------------------
Services                                                    5.5
-------------------------------------------------------------------
Technology                                                 27.3
-------------------------------------------------------------------
Transportation                                              0.6
-------------------------------------------------------------------
Utilities                                                   3.7
-------------------------------------------------------------------
Short-Term Investments                                      6.6
-------------------------------------------------------------------
Other Assets & Liabilities                                 (4.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Dividend and Growth HLS Fund inception 3/9/1994
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   DIVIDEND AND GROWTH IB                 S&P 500 INDEX
                                                                   ----------------------                 -------------
12/96                                                                     10000.00                           10000.00
                                                                          10522.00                           10624.00
                                                                          10675.00                           10708.00
                                                                          10273.00                           10269.00
                                                                          10627.00                           10881.00
                                                                          11319.00                           11543.00
                                                                          11939.00                           12060.00
                                                                          12647.00                           13019.00
                                                                          12048.00                           12290.00
                                                                          12773.00                           12963.00
                                                                          12393.00                           12531.00
                                                                          12908.00                           13110.00
12/97                                                                     13156.00                           13335.00
                                                                          13344.00                           13482.00
                                                                          13934.00                           14454.00
                                                                          14690.00                           15194.00
                                                                          14617.00                           15347.00
                                                                          14373.00                           15083.00
                                                                          14577.00                           15695.00
                                                                          14474.00                           15529.00
                                                                          12638.00                           13283.00
                                                                          13478.00                           14135.00
                                                                          14415.00                           15284.00
                                                                          14848.00                           16210.00
12/98                                                                     15284.00                           17143.00
                                                                          15151.00                           17860.00
                                                                          14929.00                           17305.00
                                                                          15310.00                           17997.00
                                                                          16247.00                           18694.00
                                                                          15834.00                           18253.00
                                                                          16373.00                           19266.00
                                                                          15858.00                           18665.00
                                                                          15445.00                           18572.00
                                                                          15047.00                           18062.00
                                                                          15928.00                           19205.00
                                                                          15849.00                           19595.00
12/99                                                                     16067.00                           20750.00
                                                                          15418.00                           19707.00
                                                                          14568.00                           19335.00
                                                                          16176.00                           21225.00
                                                                          15978.00                           20586.00
                                                                          16314.00                           20164.00
                                                                          15810.00                           20661.00
                                                                          15807.00                           20338.00
                                                                          16722.00                           21601.00
                                                                          16876.00                           20461.00
                                                                          17227.00                           20374.00
                                                                          16880.00                           18769.00
12/00                                                                     17795.00                           18861.00
                                                                          17538.00                           19530.00
                                                                          17363.00                           17750.00
                                                                          16809.00                           16626.00
                                                                          17670.00                           17916.00
                                                                          17986.00                           18036.00
                                                                          17528.00                           17598.00
                                                                          17655.00                           17425.00
                                                                          17078.00                           16335.00
                                                                          15962.00                           15017.00
                                                                          15968.00                           15303.00
                                                                          16854.00                           16477.00
12/01                                                                     17046.00                           16622.00
                                                                          17083.00                           16380.00
                                                                          17361.00                           16064.00
                                                                          17842.00                           16668.00
                                                                          17091.00                           15658.00
                                                                          17250.00                           15543.00
                                                                          16326.00                           14436.00
                                                                          15010.00                           13312.00
                                                                          14905.00                           13398.00
                                                                          13257.00                           11943.00
                                                                          14262.00                           12993.00
                                                                          15241.00                           13757.00
12/02                                                                     14588.00                           12949.00
                                                                          14089.00                           12611.00
                                                                          13798.00                           12422.00
                                                                          13771.00                           12543.00
                                                                          14799.00                           13575.00
                                                                          15749.00                           14290.00
                                                                          15889.00                           14472.00
                                                                          16044.00                           14728.00
                                                                          16398.00                           15014.00
                                                                          16206.00                           14855.00
                                                                          16975.00                           15695.00
                                                                          17291.00                           15833.00
12/03                                                                     18451.00                           16662.00
                                                                          18503.00                           16968.00
                                                                          18851.00                           17204.00
                                                                          18609.00                           16945.00
                                                                          18434.00                           16679.00
                                                                          18447.00                           16907.00
                                                                          18925.00                           17236.00
                                                                          18505.00                           16666.00
                                                                          18649.00                           16732.00
                                                                          18973.00                           16914.00
                                                                          19180.00                           17172.00
                                                                          19990.00                           17867.00
12/04                                                                     20691.00                           18474.00
                                                                          20185.00                           18024.00
                                                                          20909.00                           18403.00
                                                                          20494.00                           18078.00
                                                                          20062.00                           17735.00
                                                                          20412.00                           18299.00
                                                                          20513.00                           18325.00
                                                                          21239.00                           19006.00
                                                                          21239.00                           18833.00
                                                                          21623.00                           18985.00
                                                                          21118.00                           18669.00
                                                                          21767.00                           19374.00
12/05                                                                     21869.00                           19381.00
                                                                          22649.00                           19894.00
                                                                          22530.00                           19948.00
                                                                          22893.00                           20196.00
                                                                          23498.00                           20467.00
                                                                          22987.00                           19879.00
                                                                          23022.00                           19905.00
                                                                          23441.00                           20028.00
                                                                          23874.00                           20504.00
                                                                          24311.00                           21032.00
                                                                          25144.00                           21716.00
                                                                          25736.00                           22129.00
12/06                                                                     26257.00                           22439.00

    --- DIVIDEND AND GROWTH IB                 --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $26,257 ending value                       $22,439 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                         1 YEAR   5 YEAR   10 YEAR
-------------------------------------------------------
Dividend and Growth
  IB(3)                  20.06%   9.02%    10.13%
-------------------------------------------------------
S&P 500 Index            15.78%   6.19%     8.42%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

EDWARD P. BOUSA, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Dividend and Growth HLS Fund Class IB shares returned 20.06% for the twelve-month period ended December 31, 2006. The Fund outperformed its benchmark, the S&P 500 Index, which returned 15.78% over the same period and the average return of the Lipper VA Equity Income Funds, a group of funds with investment strategies similar to those of the Fund, which returned 18.19%.

WHY DID THE FUND PERFORM THIS WAY?

During the period, US equities posted strong positive returns supporting the Fund's positive absolute (i.e. total return) returns for the period. For the seventh year in a row, value-oriented stocks outperformed growth-oriented stocks, measured by the Russell 1000 Value Index (22.25%) versus the Russell 1000 Growth Index (9.07%). All ten broad industry sectors of the Fund's S&P 500 benchmark posted strong positive returns. Telecommunication Services, Energy and Utilities were the top performers.

The Fund's outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the S&P 500 was attributable to a combination of strong stock selection and sector allocation. Stock selection was strongest within Industrials, Consumer Discretionary and Health Care. Additionally, the Fund's overweight (i.e. the Fund's sector position was more than the benchmark position) position in Energy and underweight position in Information Technology were additive to performance.

Key contributors to performance during the period were Exxon Mobil (Energy), AT&T (Telecommunication Services) and Chevron (Energy). Exxon Mobil and Chevron's shares were supported by the continued supply/demand imbalance in energy and higher prices. AT&T benefited from its strongly anticipated merger with BellSouth. All three stocks were held in the Fund at the end of the period. In addition, not owning chip-maker Intel (Information Technology) for much of the period was additive to relative performance, as shares struggled following news that the company sold its communications and applications processing business to a competitor.

The largest detractors from returns on an absolute basis included Sprint Nextel (Telecommunication Services), Newmont Mining (Materials) and Eli Lilly (Health
Care). Sprint Nextel's shares struggled as the company continues to consolidate their networks and convert subscribers from their merger. Newmont Mining's stock fell as production declined while costs increased. Eli Lilly's shares declined due to the negative story in the New York Times that alleged the company knew of negative side effects from Zyprexa, the drug that treats both schizophrenia and bipolar disorder. We held our positions in these stocks at the end of the period. In addition, on a relative basis, not owning Cisco Systems (Information Technology) and owning Motorola (Telecommunications Services) detracted from performance. Cisco's shares rose due to the market's expectations that they will benefit from increased broadband traffic which will result in an

--------------------------------------------------------------------------------

increased demand for routing and transport services. Motorola's shares fell on concerns of their product line as the RAZR matures and competitors gain traction in the cell phone market. We held Motorola at the end of the period.

WHAT IS THE OUTLOOK?

The Fund takes a long-term view. Our discipline focuses primarily on the supply/demand balance across sectors. While our long-term bet on Energy continues to pay off, we are reducing our exposure to this sector on strength. We are cautious of the US economy as consumer spending moderates, but we expect modest growth to continue in 2007. Housing is a major concern for us, and as a result, we are underweight in Regional Banks and Retail, where we believe there is excess supply. That excess will become quite evident in the face of a weakening consumer. We believe that our strategy of buying high quality companies with above-average dividends will continue to be successful versus the S&P 500 Index.

Based on these views and our bottom-up stock selection, at the end of the period, the Fund was overweight Energy, Materials, Telecommunication Services, Utilities and Consumer Staples and underweight Industrials, Health Care, Consumer Discretionary, Financials and Information Technology, relative to the S&P 500 Index.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.1%
-------------------------------------------------------------------
Capital Goods                                               5.1
-------------------------------------------------------------------
Consumer Cyclical                                           8.2
-------------------------------------------------------------------
Consumer Staples                                            5.4
-------------------------------------------------------------------
Energy                                                     15.7
-------------------------------------------------------------------
Finance                                                    17.9
-------------------------------------------------------------------
Health Care                                                 9.3
-------------------------------------------------------------------
Services                                                    7.0
-------------------------------------------------------------------
Technology                                                 17.9
-------------------------------------------------------------------
Transportation                                              0.5
-------------------------------------------------------------------
Utilities                                                   5.0
-------------------------------------------------------------------
Short-Term Investments                                     16.9
-------------------------------------------------------------------
Other Assets & Liabilities                                (16.0)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Opportunities HLS Fund inception 7/2/1990
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   INTERNATIONAL OPP. IB          MSCI AC WORLD FREE EX US INDEX
                                                                   ---------------------          ------------------------------
12/96                                                                     10000.00                           10000.00
                                                                           9897.00                            9816.00
                                                                           9938.00                            9996.00
                                                                           9945.00                            9975.00
                                                                           9881.00                           10059.00
                                                                          10527.00                           10681.00
                                                                          11013.00                           11270.00
                                                                          11337.00                           11498.00
                                                                          10501.00                           10594.00
                                                                          11071.00                           11167.00
                                                                          10231.00                           10216.00
                                                                          10068.00                           10088.00
12/97                                                                     10009.00                           10204.00
                                                                          10123.00                           10510.00
                                                                          10806.00                           11211.00
                                                                          11318.00                           11598.00
                                                                          11576.00                           11681.00
                                                                          11653.00                           11469.00
                                                                          11671.00                           11426.00
                                                                          11792.00                           11535.00
                                                                          10072.00                            9908.00
                                                                           9685.00                            9699.00
                                                                          10393.00                           10715.00
                                                                          10995.00                           11291.00
12/98                                                                     11304.00                           11680.00
                                                                          11628.00                           11667.00
                                                                          11347.00                           11406.00
                                                                          11993.00                           11957.00
                                                                          12448.00                           12555.00
                                                                          11931.00                           11965.00
                                                                          12514.00                           12515.00
                                                                          12832.00                           12808.00
                                                                          12849.00                           12853.00
                                                                          12924.00                           12940.00
                                                                          13354.00                           13421.00
                                                                          14117.00                           13958.00
12/99                                                                     15781.00                           15289.00
                                                                          14892.00                           14460.00
                                                                          15971.00                           14850.00
                                                                          15823.00                           15409.00
                                                                          14948.00                           14549.00
                                                                          14319.00                           14177.00
                                                                          14875.00                           14780.00
                                                                          14414.00                           14197.00
                                                                          14608.00                           14373.00
                                                                          13849.00                           13575.00
                                                                          13183.00                           13144.00
                                                                          12586.00                           12554.00
12/00                                                                     13059.00                           12983.00
                                                                          13135.00                           13178.00
                                                                          12081.00                           12134.00
                                                                          11221.00                           11277.00
                                                                          12059.00                           12044.00
                                                                          11589.00                           11711.00
                                                                          11219.00                           11262.00
                                                                          10972.00                           11011.00
                                                                          10665.00                           10738.00
                                                                           9539.00                            9599.00
                                                                           9791.00                            9868.00
                                                                          10372.00                           10319.00
12/01                                                                     10593.00                           10452.00
                                                                          10117.00                           10004.00
                                                                          10147.00                           10076.00
                                                                          10710.00                           10665.00
                                                                          10660.00                           10693.00
                                                                          10787.00                           10809.00
                                                                          10312.00                           10342.00
                                                                           9262.00                            9334.00
                                                                           9153.00                            9335.00
                                                                           8068.00                            8345.00
                                                                           8665.00                            8793.00
                                                                           9070.00                            9215.00
12/02                                                                      8674.00                            8918.00
                                                                           8291.00                            8605.00
                                                                           8050.00                            8430.00
                                                                           7885.00                            8267.00
                                                                           8607.00                            9063.00
                                                                           9101.00                            9641.00
                                                                           9247.00                            9908.00
                                                                           9514.00                           10171.00
                                                                           9862.00                           10474.00
                                                                           9943.00                           10768.00
                                                                          10535.00                           11466.00
                                                                          10751.00                           11716.00
12/03                                                                     11516.00                           12610.00
                                                                          11659.00                           12813.00
                                                                          11930.00                           13138.00
                                                                          12010.00                           13219.00
                                                                          11683.00                           12808.00
                                                                          11763.00                           12837.00
                                                                          12056.00                           13127.00
                                                                          11505.00                           12745.00
                                                                          11522.00                           12847.00
                                                                          11867.00                           13260.00
                                                                          12308.00                           13721.00
                                                                          13062.00                           14673.00
12/04                                                                     13565.00                           15303.00
                                                                          13325.00                           15040.00
                                                                          13713.00                           15782.00
                                                                          13391.00                           15354.00
                                                                          13150.00                           14975.00
                                                                          13216.00                           15069.00
                                                                          13476.00                           15352.00
                                                                          14138.00                           15919.00
                                                                          14518.00                           16326.00
                                                                          15033.00                           17168.00
                                                                          14436.00                           16543.00
                                                                          14741.00                           17100.00
12/05                                                                     15509.00                           17922.00
                                                                          16604.00                           19172.00
                                                                          16298.00                           19117.00
                                                                          16846.00                           19672.00
                                                                          17789.00                           20686.00
                                                                          17002.00                           19732.00
                                                                          16928.00                           19713.00
                                                                          16985.00                           19914.00
                                                                          17420.00                           20479.00
                                                                          17247.00                           20492.00
                                                                          17905.00                           21327.00
                                                                          18591.00                           22101.00
12/06                                                                     19254.00                           22790.00

    --- INTERNATIONAL OPPORTUNITIES IB        --- MSCI AC WORLD FREE EX US INDEX
        $10,000 starting value                    $10,000 starting value
        $19,254 ending value                      $22,790 ending value

MSCI AC WORLD FREE EX U.S. INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                 1 YEAR  5 YEAR  10 YEAR
-------------------------------------------------------------
International Opportunities
 IB(3)                           24.15%  12.69%    6.77%
-------------------------------------------------------------
MSCI AC World Free ex US Index   27.16%  16.87%    8.59%
-------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

NICOLAS M. CHOUMENKOVITCH
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IB shares of the Hartford International Opportunities HLS Fund returned 24.15% for the twelve-month period ended December 31, 2006, underperforming its benchmark, the MSCI All Country World Free ex US Index, which returned 27.16% and the 24.35% return of the average fund in the Lipper VA International Large Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund, for the same period.

WHY DID THE FUND PERFORM THIS WAY?

International equity markets advanced in 2006 as corporate earnings growth remained strong. Every sector in the benchmark rose in US dollar terms, led by Utilities, Materials, and Telecommunication Services. Even the laggards in this market posted attractive absolute (i.e. total return) returns. Technology stocks, Health Care stocks and Energy stocks gained between twelve and twenty percent.

The Fund's underperformance versus its benchmark reflected the cross currents of positive overall stock selection offset by negative sector allocation results. In particular, performance suffered as a result of the Fund's underweights (i.e. the Fund's sector position was less than the benchmark position) in the high-performing Utilities and Telecommunication sectors and an overweight in lagging Health Care stocks.

Stock selection was strongest in the Materials, Financial, Technology and Health Care sectors. New to the Fund in 2006, Xstrata (Materials) was the top contributing stock to both relative (i.e. performance of the Fund as measured against the benchmark) and absolute performance during the year. The value of coal assets amid rising energy prices was finally recognized in the market, boosting the company's stock price. Other top contributors in the Materials sector included CVRD and Inco, mining companies that announced plans to merge during the year. In the Financials sector, shares in Hong Kong Exchanges had strong performance during the beginning of the year driven by higher trading fees. Although market volumes are down, the company remains a proxy for growth in China. Other positive contributors to relative and absolute returns included Electricite de France, a French Utility, and Banco Bilbao Vizcaya, a Spanish commercial bank.

Key detractors from relative and absolute performance included Seven & I (Consumer Staples), Matsui Securities (Financials), and Rakuten (Consumer Discretionary). Seven & I, operator of Denny's and Seven Eleven stores in Japan, and consumer financial company Matsui Securities suffered a downdraft along with other Japanese consumer related stocks on concerns that the economy is not recovering as quickly as hoped. Rakuten's stock price fell as a temporary rise in the costs necessary to grow a healthy sales base of this Japanese internet retailer disappointed investors. The company also had adverse press which hit the stock hard. We remain

--------------------------------------------------------------------------------

confident in Rakuten's leading market position and added to our holdings on weakness.

WHAT IS THE OUTLOOK?

Effective December 15, 2006, Nicolas Choumenkovitch took over as lead Portfolio Manager of the Fund. He has been part of the portfolio management team on the Fund since 2000.

Our emphasis is on bottom-up stock selection. We recently reduced our exposures to Consumer Staples (Nestle, Carrefour and Seven & I) and Health Care (Daiichi Sankyo and Terumo) and increased exposure to Materials (Freeport-McMoran, Impala Platinum) and Consumer Discretionary. We increased our airline exposure and reduced our weight in Financials by selling banking stocks. At the end of the year, our largest overweight sectors were Consumer Staples and Materials and our largest underweight sectors were Financials and Utilities.

Based on our bottom-up stock selection, we ended the year with overweight positions in continental Europe and Latin America, offset by underweight positions in the United Kingdom and Asia Pacific ex-Japan.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            16.6%
-------------------------------------------------------------------
Consumer Cyclical                                          11.2
-------------------------------------------------------------------
Consumer Staples                                            6.9
-------------------------------------------------------------------
Energy                                                      7.6
-------------------------------------------------------------------
Finance                                                    21.3
-------------------------------------------------------------------
Health Care                                                 8.7
-------------------------------------------------------------------
Services                                                    1.3
-------------------------------------------------------------------
Technology                                                 15.8
-------------------------------------------------------------------
Transportation                                              7.1
-------------------------------------------------------------------
Utilities                                                   2.0
-------------------------------------------------------------------
Short-Term Investments                                     10.0
-------------------------------------------------------------------
Other Assets & Liabilities                                 (8.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of December 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Belgium                                                     0.9%
-------------------------------------------------------------------
Brazil                                                      4.0
-------------------------------------------------------------------
Canada                                                      6.5
-------------------------------------------------------------------
Egypt                                                       1.5
-------------------------------------------------------------------
France                                                     11.1
-------------------------------------------------------------------
Germany                                                     7.3
-------------------------------------------------------------------
Hong Kong                                                   3.1
-------------------------------------------------------------------
India                                                       1.6
-------------------------------------------------------------------
Ireland                                                     1.9
-------------------------------------------------------------------
Italy                                                       5.4
-------------------------------------------------------------------
Japan                                                      17.2
-------------------------------------------------------------------
Korea (Republic of)                                         0.8
-------------------------------------------------------------------
Luxembourg                                                  0.2
-------------------------------------------------------------------
Mexico                                                      2.0
-------------------------------------------------------------------
Netherlands                                                 4.1
-------------------------------------------------------------------
Norway                                                      1.0
-------------------------------------------------------------------
Panama                                                      0.7
-------------------------------------------------------------------
Russia                                                      3.3
-------------------------------------------------------------------
Singapore                                                   0.9
-------------------------------------------------------------------
South Africa                                                1.2
-------------------------------------------------------------------
Spain                                                       0.9
-------------------------------------------------------------------
Sweden                                                      2.0
-------------------------------------------------------------------
Switzerland                                                 5.1
-------------------------------------------------------------------
Taiwan                                                      1.5
-------------------------------------------------------------------
United Kingdom                                             12.0
-------------------------------------------------------------------
United States                                               2.3
-------------------------------------------------------------------
Short-Term Investments                                     10.0
-------------------------------------------------------------------
Other Assets & Liabilities                                 (8.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Small Company HLS Fund inception 8/9/1996
(subadvised by: Wellington Management Company, LLP,
                Hartford Investment Management Company*)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                      SMALL COMPANY IB              RUSSELL 2000 GROWTH INDEX
                                                                      ----------------              -------------------------
12/96                                                                     10000.00                           10000.00
                                                                          10027.00                           10250.00
                                                                           9843.00                            9631.00
                                                                           9322.00                            8951.00
                                                                           9407.00                            8848.00
                                                                          10423.00                           10177.00
                                                                          11033.00                           10523.00
                                                                          11503.00                           11062.00
                                                                          11756.00                           11394.00
                                                                          12901.00                           12303.00
                                                                          12107.00                           11564.00
                                                                          11896.00                           11288.00
12/97                                                                     11808.00                           11295.00
                                                                          11428.00                           11144.00
                                                                          12729.00                           12128.00
                                                                          13259.00                           12636.00
                                                                          13388.00                           12714.00
                                                                          12689.00                           11790.00
                                                                          12844.00                           11911.00
                                                                          12385.00                           10916.00
                                                                           9428.00                            8396.00
                                                                          10307.00                            9248.00
                                                                          11063.00                            9730.00
                                                                          11789.00                           10485.00
12/98                                                                     13155.00                           11433.00
                                                                          13800.00                           11948.00
                                                                          12319.00                           10855.00
                                                                          13391.00                           11241.00
                                                                          14504.00                           12234.00
                                                                          14799.00                           12253.00
                                                                          16040.00                           12899.00
                                                                          16013.00                           12500.00
                                                                          15674.00                           12033.00
                                                                          16028.00                           12265.00
                                                                          16566.00                           12579.00
                                                                          18367.00                           13909.00
12/99                                                                     21777.00                           16360.00
                                                                          21068.00                           16208.00
                                                                          24811.00                           19979.00
                                                                          24364.00                           17879.00
                                                                          22205.00                           16074.00
                                                                          19725.00                           14666.00
                                                                          22548.00                           16561.00
                                                                          20672.00                           15142.00
                                                                          22327.00                           16734.00
                                                                          21357.00                           15903.00
                                                                          20046.00                           14612.00
                                                                          17583.00                           11959.00
12/00                                                                     18886.00                           12691.00
                                                                          18093.00                           13718.00
                                                                          16109.00                           11838.00
                                                                          14732.00                           10761.00
                                                                          16749.00                           12079.00
                                                                          16542.00                           12359.00
                                                                          16806.00                           12696.00
                                                                          15911.00                           11613.00
                                                                          15246.00                           10887.00
                                                                          12835.00                            9131.00
                                                                          13884.00                           10009.00
                                                                          15220.00                           10844.00
12/01                                                                     16039.00                           11520.00
                                                                          15779.00                           11110.00
                                                                          15050.00                           10391.00
                                                                          16175.00                           11294.00
                                                                          15776.00                           11050.00
                                                                          15159.00                           10404.00
                                                                          14127.00                            9521.00
                                                                          11834.00                            8058.00
                                                                          11597.00                            8054.00
                                                                          11122.00                            7472.00
                                                                          11524.00                            7850.00
                                                                          12236.00                            8628.00
12/02                                                                     11164.00                            8033.00
                                                                          10873.00                            7815.00
                                                                          10673.00                            7606.00
                                                                          11044.00                            7721.00
                                                                          12207.00                            8451.00
                                                                          13550.00                            9404.00
                                                                          13978.00                            9585.00
                                                                          14965.00                           10310.00
                                                                          15704.00                           10863.00
                                                                          15153.00                           10588.00
                                                                          16565.00                           11503.00
                                                                          17033.00                           11878.00
12/03                                                                     17358.00                           11931.00
                                                                          18067.00                           12558.00
                                                                          18097.00                           12539.00
                                                                          18452.00                           12597.00
                                                                          17499.00                           11965.00
                                                                          17818.00                           12203.00
                                                                          18216.00                           12609.00
                                                                          16716.00                           11477.00
                                                                          16016.00                           11230.00
                                                                          17258.00                           11851.00
                                                                          17583.00                           12139.00
                                                                          18601.00                           13165.00
12/04                                                                     19424.00                           13638.00
                                                                          18336.00                           13024.00
                                                                          18971.00                           13203.00
                                                                          18721.00                           12708.00
                                                                          17897.00                           11899.00
                                                                          19130.00                           12738.00
                                                                          20211.00                           13150.00
                                                                          21437.00                           14069.00
                                                                          21514.00                           13870.00
                                                                          22110.00                           13980.00
                                                                          21558.00                           13464.00
                                                                          22884.00                           14226.00
12/05                                                                     23446.00                           14205.00
                                                                          25545.00                           15575.00
                                                                          25374.00                           15492.00
                                                                          26500.00                           16245.00
                                                                          27033.00                           16198.00
                                                                          25633.00                           15058.00
                                                                          24977.00                           15067.00
                                                                          23959.00                           14285.00
                                                                          24229.00                           14703.00
                                                                          24340.00                           14802.00
                                                                          25307.00                           15762.00
                                                                          26304.00                           16139.00
12/06                                                                     26761.00                           16101.00

    --- SMALL COMPANY IB                       --- RUSSELL 2000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $26,761 ending value                       $16,101 ending value

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                           1 YEAR   5 YEAR   10 YEAR
---------------------------------------------------------
Small Company IB(3)        14.14%   10.78%   10.34%
---------------------------------------------------------
Russell 2000 Growth Index  13.35%    6.93%    4.88%
---------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

* Effective June 12, 2006, Hartford Investment Management
  Company was added as a sub-adviser to the Fund. As of the same date, the Fund's Class IA and IB shares were re-opened to new investors.

PORTFOLIO MANAGERS

                      WELLINGTON MANAGEMENT COMPANY, LLP                         HARTFORD INVESTMENT MANAGEMENT COMPANY
STEVEN C. ANGELI, CFA            STEPHEN MORTIMER        MARIO E. ABULARACH      MARK WATERHOUSE
Senior Vice President, Partner   Vice President          Vice President          Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Small Company HLS Fund Class IB shares returned 14.14% for the twelve-month period ended December 31, 2006, outperforming its benchmark, the Russell 2000 Growth Index which returned 13.35% for the same period. The Fund also outperformed the 11.12% return of the average fund in the Lipper Small Cap Growth VA-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the period, U.S. Equities posted strong positive returns, supporting the Fund's positive absolute (i.e. total return) return for the year. The small cap benchmarks have now beaten the S&P 500 seven out of the last eight years. All sectors within the Russell 2000 Growth Index posted positive returns for the period. The best performing sectors were Utilities, Consumer Staples and Materials, while Healthcare, Information Technology and Consumer Discretionary rose the least.

Favorable security selection within several sectors drove the Fund's outperformance during the period, as we remained steadfast in our focus on individual stock selection as opposed to macro or sector allocation decisions. Information Technology, Financials and Materials were areas of particular strength relative to the benchmark. Copa Holdings (Industrials), Equinix Plc (Software & Services), Admiral Group (Insurance) and Corrections Corporation of America (Commercial Services) were among top contributors to relative (i.e. performance of the Fund as measured against the benchmark) and absolute performance. Panamanian airline Copa Holdings rose with strong traffic and passenger load factors. The company is benefiting from Panama's rise as a north-south hub complex and the successful restructuring of a recently acquired Colombian airline. Equinix Plc delivered solid top and bottom line results during the period, driven by share gains in already fast growing markets. Admiral Group, a United Kingdom insurance company, saw strong growth despite a soft market cycle. Corrections Corporation of America's private correctional facilities benefited from high occupancy rates, rising capacity, and margin expansion. There has also been a continuing industry-wide capacity imbalance due to strong demand and limited new supply from the government. However, we sold our position as we believed the capacity crisis was largely reflected in the stock's 50% increase.

Stocks that detracted from performance during the period included Arch Coal (Energy), Frontier Oil Corp (Energy), and Netflix

--------------------------------------------------------------------------------

(Consumer Discretionary). Arch Coal suffered due to lower prices and higher operating costs as coal stock prices fell in tandem with sharp declines in the natural gas market. Similarly, Frontier Oil fell with oil prices and was eliminated from the Fund. On-line DVD rental firm Netflix declined as results fell short of expectations, despite its foray into mass market, low-priced subscription plans. The company faced higher subscriber acquisition costs and growing competition from the proliferation of on-line media options. Given these headwinds, we eliminated the position. The Fund's sector allocations, which are fallout of our bottom-up investment approach, detracted from relative performance at the margin, particularly our underweight (i.e. the Fund's sector position was less than the benchmark position) in Energy.

On June 12, 2006, Hartford Investment Management Company was added as an additional sub-adviser to the Fund.

WHAT IS THE OUTLOOK?

While neither decidedly bullish or bearish about the economy, we are cautious about the prospects for growth in the first half of 2007. Our caution may force us to pare back our exposure to more economically sensitive sectors.

Although the market seems to teeter on every new macroeconomic data point, we expect our relative performance will be driven by stock selection as opposed to sector allocation. We are focused on companies that have unique business models, special market opportunities, and can deliver growth regardless of the economic cycle.

As a result of our bottom-up stock selection process we ended the period with overweight positions in the Information Technology, Consumer Discretionary and Telecommunication Services sectors and were most underweight Health Care and Financials.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.1%
-------------------------------------------------------------------
Capital Goods                                               3.9
-------------------------------------------------------------------
Consumer Cyclical                                           9.3
-------------------------------------------------------------------
Consumer Staples                                            0.6
-------------------------------------------------------------------
Energy                                                      4.7
-------------------------------------------------------------------
Finance                                                     9.0
-------------------------------------------------------------------
Health Care                                                10.4
-------------------------------------------------------------------
Services                                                   15.9
-------------------------------------------------------------------
Technology                                                 30.5
-------------------------------------------------------------------
Transportation                                              6.0
-------------------------------------------------------------------
Short-Term Investments                                      9.8
-------------------------------------------------------------------
Other Assets & Liabilities                                 (7.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Stock HLS Fund inception 8/31/1977
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          STOCK IB                        S&P 500 INDEX
                                                                          --------                        -------------
12/96                                                                     10000.00                           10000.00
                                                                          10627.00                           10624.00
                                                                          10678.00                           10708.00
                                                                          10310.00                           10269.00
                                                                          10906.00                           10881.00
                                                                          11558.00                           11543.00
                                                                          12191.00                           12060.00
                                                                          13072.00                           13019.00
                                                                          12240.00                           12290.00
                                                                          12884.00                           12963.00
                                                                          12461.00                           12531.00
                                                                          12999.00                           13110.00
12/97                                                                     13105.00                           13335.00
                                                                          13266.00                           13482.00
                                                                          14269.00                           14454.00
                                                                          15065.00                           15194.00
                                                                          15396.00                           15347.00
                                                                          15130.00                           15083.00
                                                                          15885.00                           15695.00
                                                                          16033.00                           15529.00
                                                                          13684.00                           13283.00
                                                                          14293.00                           14135.00
                                                                          15580.00                           15284.00
                                                                          16537.00                           16210.00
12/98                                                                     17455.00                           17143.00
                                                                          17988.00                           17860.00
                                                                          17582.00                           17305.00
                                                                          18375.00                           17997.00
                                                                          19135.00                           18694.00
                                                                          18536.00                           18253.00
                                                                          19717.00                           19266.00
                                                                          19151.00                           18665.00
                                                                          18915.00                           18572.00
                                                                          18436.00                           18062.00
                                                                          19438.00                           19205.00
                                                                          19714.00                           19595.00
12/99                                                                     20871.00                           20750.00
                                                                          19737.00                           19707.00
                                                                          19420.00                           19335.00
                                                                          21424.00                           21225.00
                                                                          20786.00                           20586.00
                                                                          20408.00                           20164.00
                                                                          20651.00                           20661.00
                                                                          20244.00                           20338.00
                                                                          21241.00                           21601.00
                                                                          20287.00                           20461.00
                                                                          20401.00                           20374.00
                                                                          19164.00                           18769.00
12/00                                                                     19366.00                           18861.00
                                                                          19881.00                           19530.00
                                                                          18485.00                           17750.00
                                                                          17217.00                           16626.00
                                                                          18482.00                           17916.00
                                                                          18633.00                           18036.00
                                                                          17831.00                           17598.00
                                                                          17625.00                           17425.00
                                                                          16403.00                           16335.00
                                                                          15259.00                           15017.00
                                                                          15628.00                           15303.00
                                                                          16845.00                           16477.00
12/01                                                                     16967.00                           16622.00
                                                                          16547.00                           16380.00
                                                                          16308.00                           16064.00
                                                                          16899.00                           16668.00
                                                                          15443.00                           15658.00
                                                                          15220.00                           15543.00
                                                                          14143.00                           14436.00
                                                                          13264.00                           13312.00
                                                                          13151.00                           13398.00
                                                                          11689.00                           11943.00
                                                                          12747.00                           12993.00
                                                                          13706.00                           13757.00
12/02                                                                     12824.00                           12949.00
                                                                          12486.00                           12611.00
                                                                          12237.00                           12422.00
                                                                          12286.00                           12543.00
                                                                          13224.00                           13575.00
                                                                          13871.00                           14290.00
                                                                          14075.00                           14472.00
                                                                          14427.00                           14728.00
                                                                          14613.00                           15014.00
                                                                          14376.00                           14855.00
                                                                          15135.00                           15695.00
                                                                          15273.00                           15833.00
12/03                                                                     16178.00                           16662.00
                                                                          16260.00                           16968.00
                                                                          16379.00                           17204.00
                                                                          16093.00                           16945.00
                                                                          15878.00                           16679.00
                                                                          16084.00                           16907.00
                                                                          16435.00                           17236.00
                                                                          15844.00                           16666.00
                                                                          15854.00                           16732.00
                                                                          15799.00                           16914.00
                                                                          15775.00                           17172.00
                                                                          16276.00                           17867.00
12/04                                                                     16810.00                           18474.00
                                                                          16511.00                           18024.00
                                                                          16858.00                           18403.00
                                                                          16374.00                           18078.00
                                                                          16221.00                           17735.00
                                                                          16774.00                           18299.00
                                                                          16738.00                           18325.00
                                                                          17492.00                           19006.00
                                                                          17538.00                           18833.00
                                                                          17727.00                           18985.00
                                                                          17507.00                           18669.00
                                                                          18228.00                           19374.00
12/05                                                                     18382.00                           19381.00
                                                                          18954.00                           19894.00
                                                                          18886.00                           19948.00
                                                                          19108.00                           20196.00
                                                                          19419.00                           20467.00
                                                                          18828.00                           19879.00
                                                                          18533.00                           19905.00
                                                                          18536.00                           20028.00
                                                                          19052.00                           20504.00
                                                                          19488.00                           21032.00
                                                                          20162.00                           21716.00
                                                                          20746.00                           22129.00
12/06                                                                     21023.00                           22439.00

    --- STOCK IB                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $21,023 ending value                       $22,439 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

               1 YEAR  5 YEAR  10 YEAR
-------------------------------------------
Stock IB(3)    14.37%   4.38%    7.71%
-------------------------------------------
S&P 500 Index  15.78%   6.19%    8.42%
-------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA                                                  PETER I. HIGGINS, CFA
Senior Vice President, Partner                                        Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IB shares of the Hartford Stock HLS Fund returned 14.37% for the twelve-month period ended December 31, 2006, underperforming its benchmark, the S&P 500 Index, which returned 15.78% for the same period. However, the Fund outperformed the 13.29% return of the average fund in the Lipper VA Large Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Robust merger and acquisition activity and a better-than-expected retail environment helped equity markets end the year on a strong note, marking the fourth straight year of positive returns for the S&P 500. The S&P 500 finished the year at record levels, returning 15.78%, posting positive results in all ten sectors. Sector results were led by Telecommunication Services, Energy, Utilities, and Materials. Health Care, Information Technology, Industrials and Consumer Staples all posted positive returns but lagged the general market.

The Fund's performance versus the benchmark was driven by both security selection and aggregate sector allocations which results from our bottom-up stock picking. Stock selection was weakest within the Consumer Discretionary, Health Care and Materials sectors. Stocks that detracted the most from relative (i.e. performance of the Fund as measured against the benchmark) returns included XM Satellite, Boston Scientific, Marvell Technology and Dollar General. Media company XM Satellite came under pressure as decelerating customer addition trends and regulatory review of product compliance caused investors to question the market opportunity. The Fund continues to hold the stock based on positive long-term trends in satellite radio due to OEM adoption. Boston Scientific had a tough year, suffering from erosion of its Implantable Cardioverter Defibrillator
(ICD) market share, concerns surrounding its drug eluting stent business and continued issues with cardiac product recalls from its recently acquired Guidant business. We retain our position as the fundamentals of the company remain sound and the stock is attractively priced. Chip maker Marvell declined on disruption in the hard disk drive market and worries over stock option grants. Discount retailer Dollar General disappointed due to high gasoline prices hitting Dollar General customers and thus impacting the company's top line. Additionally, Dollar General has been selling a greater proportion of lower-margin "highly consumable products" than anticipated. These are products like perishable foods and cleaning supplies that are used up quickly by consumers and need to be replaced frequently, but carry thin margins. In terms of sector allocations, the Fund's overweight (i.e. the Fund's sector position was more than the benchmark position) in Health Care, which posted positive absolute returns. However, it lagged the market, and hurt relative returns.

Stock selection was strongest within the Information Technology, Industrials and Financials sectors. Top relative contributors to the Fund included AT&T, Cisco Systems, UBS, Broadcom and

--------------------------------------------------------------------------------

Lexmark. The Fund also benefited from not owning Intel, whose shares declined during the year. AT&T is benefiting from the stabilization of its long distance pricing. Also, cost-cutting from its acquisitions is going well. Cisco's revenue and earnings growth has surprised the market on the upside. The strong secular (i.e. long term) move of enterprise and service provider networks toward all-IP networks plays into Cisco's strength. We continue to hold a position in the stock. UBS, the Swiss-based financial institution, posted outstanding results due primarily to its well-performing wealth management business. UBS remains one of our top holdings. We initiated a position in Broadcom during a low in its share price during the summer after it guided down estimates and faced pressures due to options investigations. Despite its solid gains, Broadcom remains a material holding as we see strong business prospects for many years to come and valuation is still reasonable. Shares in Lexmark, a manufacturer and supplier of printing and imaging solutions, rose as the company recovered from its product and distribution missteps last year. Other positive contributors to performance included ExxonMobil, Bank of America and Citigroup.

WHAT IS THE OUTLOOK?

Hartford Stock HLS Fund continues to be managed with a large cap core investment approach. We apply a bottom-up investment process in constructing a diversified portfolio and look for companies that exhibit industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. Our bottom-up investment approach resulted in the Fund being most overweight Information Technology, Health Care and Materials, and most underweight Energy, Utilities and Financials at the end of the period.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.1%
-------------------------------------------------------------------
Capital Goods                                               2.6
-------------------------------------------------------------------
Consumer Cyclical                                           8.9
-------------------------------------------------------------------
Consumer Staples                                            6.2
-------------------------------------------------------------------
Energy                                                      6.2
-------------------------------------------------------------------
Finance                                                    22.4
-------------------------------------------------------------------
Health Care                                                10.2
-------------------------------------------------------------------
Services                                                    8.9
-------------------------------------------------------------------
Technology                                                 28.3
-------------------------------------------------------------------
Utilities                                                   1.0
-------------------------------------------------------------------
Short-Term Investments                                      0.5
-------------------------------------------------------------------
Other Assets & Liabilities                                 (0.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Total Return Bond HLS Fund inception 8/31/1977
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                               LEHMAN BROTHERS U.S. AGGREGATE BOND
                                                                  TOTAL RETURN BOND IB                       INDEX
                                                                  --------------------         -----------------------------------
12/96                                                                   10000.00                            10000.00
                                                                        10040.00                            10031.00
                                                                        10083.00                            10056.00
                                                                         9975.00                             9944.00
                                                                        10103.00                            10094.00
                                                                        10213.00                            10190.00
                                                                        10358.00                            10311.00
                                                                        10706.00                            10589.00
                                                                        10593.00                            10499.00
                                                                        10758.00                            10655.00
                                                                        10893.00                            10809.00
                                                                        10960.00                            10859.00
12/97                                                                   11107.00                            10968.00
                                                                        11257.00                            11109.00
                                                                        11246.00                            11100.00
                                                                        11298.00                            11138.00
                                                                        11344.00                            11196.00
                                                                        11462.00                            11302.00
                                                                        11569.00                            11398.00
                                                                        11564.00                            11422.00
                                                                        11665.00                            11608.00
                                                                        11972.00                            11880.00
                                                                        11842.00                            11817.00
                                                                        11960.00                            11884.00
12/98                                                                   11988.00                            11920.00
                                                                        12080.00                            12004.00
                                                                        11771.00                            11794.00
                                                                        11841.00                            11859.00
                                                                        11901.00                            11897.00
                                                                        11741.00                            11792.00
                                                                        11670.00                            11755.00
                                                                        11643.00                            11705.00
                                                                        11620.00                            11700.00
                                                                        11731.00                            11835.00
                                                                        11775.00                            11879.00
                                                                        11781.00                            11878.00
12/99                                                                   11725.00                            11821.00
                                                                        11701.00                            11782.00
                                                                        11841.00                            11924.00
                                                                        12022.00                            12082.00
                                                                        12000.00                            12047.00
                                                                        12006.00                            12041.00
                                                                        12279.00                            12291.00
                                                                        12355.00                            12403.00
                                                                        12509.00                            12583.00
                                                                        12586.00                            12662.00
                                                                        12617.00                            12746.00
                                                                        12805.00                            12955.00
12/00                                                                   13107.00                            13196.00
                                                                        13409.00                            13411.00
                                                                        13482.00                            13527.00
                                                                        13515.00                            13595.00
                                                                        13489.00                            13538.00
                                                                        13566.00                            13619.00
                                                                        13547.00                            13671.00
                                                                        13867.00                            13977.00
                                                                        14040.00                            14138.00
                                                                        14073.00                            14302.00
                                                                        14323.00                            14601.00
                                                                        14266.00                            14399.00
12/01                                                                   14219.00                            14307.00
                                                                        14271.00                            14423.00
                                                                        14329.00                            14563.00
                                                                        14127.00                            14321.00
                                                                        14417.00                            14599.00
                                                                        14568.00                            14723.00
                                                                        14562.00                            14850.00
                                                                        14590.00                            15029.00
                                                                        14868.00                            15283.00
                                                                        14995.00                            15531.00
                                                                        15066.00                            15459.00
                                                                        15231.00                            15455.00
12/02                                                                   15617.00                            15775.00
                                                                        15746.00                            15789.00
                                                                        15992.00                            16007.00
                                                                        16009.00                            15994.00
                                                                        16213.00                            16126.00
                                                                        16582.00                            16427.00
                                                                        16570.00                            16394.00
                                                                        16075.00                            15843.00
                                                                        16198.00                            15948.00
                                                                        16625.00                            16370.00
                                                                        16513.00                            16218.00
                                                                        16586.00                            16257.00
12/03                                                                   16801.00                            16422.00
                                                                        16945.00                            16555.00
                                                                        17080.00                            16734.00
                                                                        17177.00                            16859.00
                                                                        16769.00                            16420.00
                                                                        16706.00                            16355.00
                                                                        16784.00                            16447.00
                                                                        16925.00                            16610.00
                                                                        17215.00                            16927.00
                                                                        17286.00                            16973.00
                                                                        17454.00                            17115.00
                                                                        17385.00                            16979.00
12/04                                                                   17534.00                            17135.00
                                                                        17619.00                            17243.00
                                                                        17562.00                            17141.00
                                                                        17455.00                            17053.00
                                                                        17681.00                            17284.00
                                                                        17824.00                            17471.00
                                                                        17951.00                            17566.00
                                                                        17836.00                            17406.00
                                                                        18033.00                            17629.00
                                                                        17854.00                            17447.00
                                                                        17703.00                            17309.00
                                                                        17768.00                            17386.00
12/05                                                                   17918.00                            17551.00
                                                                        17943.00                            17552.00
                                                                        17977.00                            17610.00
                                                                        17825.00                            17438.00
                                                                        17806.00                            17406.00
                                                                        17776.00                            17387.00
                                                                        17796.00                            17424.00
                                                                        18007.00                            17660.00
                                                                        18273.00                            17930.00
                                                                        18417.00                            18088.00
                                                                        18567.00                            18207.00
                                                                        18786.00                            18419.00
12/06                                                                   18732.00                            18312.00

    --- TOTAL RETURN BOND IB              --- LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX
        $10,000 starting value                $10,000 starting value
        $18,732 ending value                  $18,312 ending value

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                1 YEAR  5 YEAR  10 YEAR
------------------------------------------------------------
Total Return Bond IB(3)          4.54%   5.67%    6.48%
------------------------------------------------------------
Lehman Brothers U.S. Aggregate
 Bond Index                      4.33%   5.06%    6.24%
------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

NASRI TOUTOUNGI
Managing Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IB Shares of the Hartford Total Return Bond HLS Fund gained 4.54% for the year, vs. the Lehman Brothers U.S. Aggregate Bond Index which gained 4.33%. The Fund also outpaced the 4.14% average return of the Lipper VA Intermediate Investment Grade Funds category, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Sector allocation, duration (i.e. sensitivity to changes in interest rates) positioning and security selection all contributed to Fund outperformance during 2006. Sector allocation accounted for more than half of the Fund's outperformance during the period. The Fund was underweight (i.e. the Fund's sector position was less than the benchmark position) Treasuries versus the benchmark, which proved beneficial, as Treasuries underperformed the overall market. Our positions in the High Yield sector, driven largely by exposure to industrial issuers in the automotive industry (GMAC and Ford Motor Company), boosted performance. The Fund's underweight to mortgages detracted from performance, as this sector had positive excess returns.

Interest rate positioning accounted for more than a quarter of outperformance, with most of the value added during the first six months of the year. Early in the year, the strong economy, core inflation numbers and upward pressure on energy prices led to our view that the Federal Reserve Bank (the "Fed") would continue to raise rates, which proved accurate. Thus, the Fund's shorter duration (i.e. lower sensitivity to changes in interest rates) position during this period enhanced returns.

Security selection within the Investment Grade Corporate sector was also a positive performance driver. Leading this outperformance was the Fund's overweight to the hybrid sector of the corporate bond market. Research by our analyst team led to investment in these securities, which have generally provided superior yields with high liquidity. Also beneficial were tactical purchases on the long end (i.e. longer maturity) of the Industrial Investment Grade Corporate sector, as well as Technology, Media and Telecommunication holdings which underperformed early in the year but outperformed during the second half. Although spread tightening (i.e. the difference between short and long term interest rates narrowing) reduced overall attractiveness for emerging markets, we were able to identify a number of opportunities in specific issuers within the sector that added to the Fund's excess returns.

WHAT IS YOUR OUTLOOK?

Economic leading indicators suggest that we are entering an environment of sub-par, though non-recessionary, growth. Employment and income data have offset weakness in housing. Monetary policy should remain on hold in the near future given the Fed's cautious outlook on inflation amidst moderating growth. As such, we have positioned the portfolio to be neutral on interest

--------------------------------------------------------------------------------

rates, but anticipate adding duration over the coming weeks and months. Having increased our allocations to investment grade corporate bonds and to high yield in the third quarter, we will maintain this stance unless more evidence arises that either inflation is out of hand or that leading indicators of growth point to a recession. If either of these unlikely scenarios becomes more apparent, we would seek to protect the portfolio's performance by migrating toward safer bonds such as Treasuries and Agencies. In the interim, given the amount of excess liquidity driven by foreign demand for U.S. assets, we remain optimistic on the prospects for credit to perform. We find little value in non-dollar (i.e. foreign) denominated sovereigns and corporates, as rates are expected to rise in Europe and Asia more so than in the U.S. That said, we view the dollar as overvalued, in particular versus the Japanese Yen. As a result, we may opportunistically invest in short duration, Yen-denominated securities.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.1%
-------------------------------------------------------------------
Capital Goods                                               0.9
-------------------------------------------------------------------
Consumer Cyclical                                           3.4
-------------------------------------------------------------------
Consumer Staples                                            0.7
-------------------------------------------------------------------
Energy                                                      2.2
-------------------------------------------------------------------
Finance                                                    31.5
-------------------------------------------------------------------
Foreign Governments                                         0.5
-------------------------------------------------------------------
General Obligations                                         0.2
-------------------------------------------------------------------
Health Care                                                 2.0
-------------------------------------------------------------------
Services                                                    4.3
-------------------------------------------------------------------
Technology                                                  5.5
-------------------------------------------------------------------
Transportation                                              0.8
-------------------------------------------------------------------
U.S. Government Agencies                                   31.8
-------------------------------------------------------------------
U.S. Government Securities                                  5.6
-------------------------------------------------------------------
Utilities                                                   1.9
-------------------------------------------------------------------
Short-Term Investments                                     20.8
-------------------------------------------------------------------
Other Assets & Liabilities                                (15.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY CREDIT QUALITY
as of December 31, 2006

                                                      PERCENTAGE OF
                                                        LONG-TERM
CREDIT QUALITY                                          HOLDINGS
-------------------------------------------------------------------
AAA                                                        54.7%
-------------------------------------------------------------------
AA                                                          4.5
-------------------------------------------------------------------
A                                                          10.0
-------------------------------------------------------------------
BBB                                                        14.2
-------------------------------------------------------------------
BB                                                         10.8
-------------------------------------------------------------------
B                                                           5.7
-------------------------------------------------------------------
NR                                                          0.1
-------------------------------------------------------------------
TOTAL                                                       100%
-------------------------------------------------------------------

 HARTFORD ADVISERS HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- 67.8%
             BASIC MATERIALS -- 3.5%
     3,205   Alcoa, Inc. ......................................  $    96,194
       834   Cameco Corp. .....................................       33,719
     1,588   Companhia Vale do Rio Doce ADR....................       47,233
       929   Dow Chemical Co. .................................       37,092
       609   E.I. DuPont de Nemours & Co. .....................       29,645
     1,148   Mittal Steel Co. .................................       48,402
                                                                 -----------
                                                                     292,285
                                                                 -----------
             CAPITAL GOODS -- 1.8%
     1,046   American Standard Cos., Inc. .....................       47,977
       644   Boeing Co. .......................................       57,177
       513   Deere & Co. ......................................       48,799
                                                                 -----------
                                                                     153,953
                                                                 -----------
             CONSUMER CYCLICAL -- 6.0%
     1,335   Altria Group, Inc. ...............................      114,604
     3,128   Circuit City Stores, Inc. ........................       59,373
     2,198   D.R. Horton, Inc. ................................       58,212
     1,434   eBay, Inc. (D)....................................       43,105
     1,390   Gap, Inc. ........................................       27,113
     1,289   Home Depot, Inc. .................................       51,758
     1,177   Lowe's Cos., Inc. ................................       36,657
       443   Toyota Motor Corp. (A)............................       29,669
     1,898   Wal-Mart Stores, Inc. ............................       87,640
                                                                 -----------
                                                                     508,131
                                                                 -----------
             CONSUMER STAPLES -- 4.3%
       441   Bunge Ltd. .......................................       31,984
       520   Clorox Co. .......................................       33,384
         6   Japan Tobacco, Inc. (A)...........................       30,968
     1,457   PepsiCo, Inc. ....................................       91,154
     1,488   Procter & Gamble Co. .............................       95,653
     1,345   Tyson Foods, Inc. Class A.........................       22,119
     2,133   Unilever N.V. NY Shares...........................       58,113
                                                                 -----------
                                                                     363,375
                                                                 -----------
             ENERGY -- 4.2%
       342   CNOOC Ltd. ADR....................................       32,392
     1,321   EnCana Corp. .....................................       60,714
     1,227   ExxonMobil Corp. .................................       94,040
     2,911   Halliburton Co. ..................................       90,380
       997   Occidental Petroleum Corp. .......................       48,659
        73   Ultra Petroleum Corp (D)..........................        3,476
       611   XTO Energy, Inc. .................................       28,752
                                                                 -----------
                                                                     358,413
                                                                 -----------
             FINANCE -- 15.1%
     3,126   Aegon N.V. (A)....................................       59,323
     5,032   Akbank T.A.S. (A).................................       30,194
     1,929   American International Group, Inc. ...............      138,246
     2,435   Bank of America Corp. ............................      130,020
     1,268   Bank of New York Co., Inc. .......................       49,929
       709   Capital One Financial Corp. ......................       54,450
     2,984   Citigroup, Inc. ..................................      166,234
     1,789   Countrywide Financial Corp. ......................       75,960
     2,341   E*Trade Financial Corp. (D).......................       52,474

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
             FINANCE -- (CONTINUED)
       667   Federal Home Loan Mortgage Corp. .................  $    45,316
       571   ING Groep N.V. ...................................       25,239
         5   Mitsubishi UFJ Financial Group, Inc. (A)..........       62,500
       361   Muenchener Rueckversicherungs-Gesellschaft AG
               (A).............................................       61,955
       960   State Street Corp. ...............................       64,709
     1,850   UBS AG............................................      111,582
     2,221   UnitedHealth Group, Inc. .........................      119,318
     1,522   Western Union Co..................................       34,123
                                                                 -----------
                                                                   1,281,572
                                                                 -----------
             HEALTH CARE -- 7.0%
     1,732   Abbott Laboratories...............................       84,366
     4,278   Boston Scientific Corp. (D).......................       73,498
     3,088   Bristol-Myers Squibb Co. .........................       81,274
       344   Cardinal Health, Inc. ............................       22,183
     3,808   Elan Corp. plc ADR (D)............................       56,161
     1,735   Eli Lilly & Co. ..................................       90,399
     1,897   Sanofi-Aventis S.A. ADR...........................       87,589
     2,542   Schering-Plough Corp. ............................       60,088
     1,790   Shionogi & Co. Ltd. (A)...........................       35,154
                                                                 -----------
                                                                     590,712
                                                                 -----------
             SERVICES -- 6.2%
     1,511   Accenture Ltd. Class A............................       55,783
       503   Fluor Corp. ......................................       41,062
       699   Monster Worldwide, Inc. (D).......................       32,601
     5,542   Sun Microsystems, Inc. (D)(G).....................       30,039
     2,357   Time Warner, Inc. ................................       51,327
     1,800   United Parcel Service, Inc. Class B...............      134,957
     1,715   Viacom, Inc. Class B (D)..........................       70,375
     1,235   Walt Disney Co. ..................................       42,337
     4,415   XM Satellite Radio Holdings, Inc. Class A (D).....       63,803
                                                                 -----------
                                                                     522,284
                                                                 -----------
             TECHNOLOGY -- 19.0%
     1,287   Adobe Systems, Inc. (D)...........................       52,901
     3,852   AT&T, Inc. .......................................      137,716
     1,659   Broadcom Corp. Class A (D)........................       53,615
     5,343   Cisco Systems, Inc. (D)...........................      146,030
     2,914   Corning, Inc. (D).................................       54,519
     8,432   EMC Corp. (D).....................................      111,297
     4,433   First Data Corp. .................................      113,125
     4,793   Flextronics International Ltd. (D)................       55,025
     7,219   General Electric Co. .............................      268,630
       194   Google, Inc. (D)..................................       89,517
     2,525   Maxim Integrated Products, Inc. ..................       77,309
     2,512   Medtronic, Inc. ..................................      134,390
     2,697   Microsoft Corp. ..................................       80,523
     1,121   Motorola, Inc. ...................................       23,046
     1,140   Sharp Corp. (A)...................................       19,601
     4,347   Sprint Nextel Corp. ..............................       82,113
     1,677   Texas Instruments, Inc. ..........................       48,303
     2,368   Yahoo!, Inc. (D)..................................       60,476
                                                                 -----------
                                                                   1,608,136
                                                                 -----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- (CONTINUED)
             UTILITIES -- 0.7%
     2,588   British Energy Group plc (D)(A)...................  $    27,432
       221   E.On AG (A).......................................       29,802
                                                                 -----------
                                                                      57,234
                                                                 -----------
             Total common stock
               (cost $5,293,269)...............................  $ 5,736,095
                                                                 -----------
PRINCIPAL
  AMOUNT
----------
MUNICIPAL BONDS -- 0.2%
             GENERAL OBLIGATIONS -- 0.2%
$   10,000   Oregon School Boards Association, Taxable Pension,
               4.76%, 06/30/2028...............................  $     9,080
    10,000   State of Illinois, Taxable Pension,
               5.10%, 06/01/2033...............................        9,584
                                                                 -----------
             Total municipal bonds
               (cost $19,888)..................................  $    18,664
                                                                 -----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 2.9%
             FINANCE -- 2.9%
    17,200   Asset Securitization Corp.,
               6.93%, 02/14/2043...............................  $    18,513
     7,301   Asset Securitization Corp.,
               7.49%, 04/14/2029...............................        7,314
     4,590   Banc of America Commercial Mortgage, Inc.,
               5.35%, 09/10/2047 (L)...........................        4,561
     9,575   Bear Stearns Commercial Mortgage Securities, Inc.,
               5.30%, 10/12/2042 (L)...........................        9,511
       676   Capital Auto Receivables Asset Trust,
               2.00%, 11/15/2007...............................          676
     3,255   Centex Home Equity,
               4.72%, 10/25/2031...............................        3,227
    16,000   Citibank Credit Card Issuance Trust,
               2.55%, 01/20/2009...............................       15,980
    15,000   Citigroup/Deutsche Bank Commercial Mortgage Trust,
               5.40%, 07/15/2044 (L)...........................       14,966
    15,000   Commercial Mortgage Pass Through Certificates,
               5.12%, 06/10/2044...............................       14,789
     5,322   Connecticut RRB Special Purpose Trust CL&P,
               5.73%, 03/30/2009...............................        5,323
     3,952   Countrywide Home Loans,
               5.29%, 11/25/2035 (L)...........................        3,931
     7,365   Credit Suisse Mortgage Capital Certificates,
               5.47%, 09/15/2039...............................        7,422
     6,945   Credit Suisse Mortgage Capital Certificates,
               5.61%, 02/15/2039 (L)...........................        7,057

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
             FINANCE -- (CONTINUED)
$   10,385   Greenwich Capital Commercial Funding Corp.,
               5.22%, 04/10/2037 (L)...........................  $    10,311
     9,327   Harley-Davidson Motorcycle Trust,
               2.53%, 11/15/2011...............................        9,100
     9,125   Household Automotive Trust,
               5.28%, 09/17/2011...............................        9,152
     6,305   JP Morgan Chase Commercial Mortgage Security
               Corp.,
               5.34%, 12/15/2044 (L)...........................        6,282
     7,755   JP Morgan Chase Commercial Mortgage Security
               Corp.,
               5.48%, 12/12/2044...............................        7,829
     2,894   Marriott Vacation Club Owner Trust,
               5.36%, 10/20/2028 (I)...........................        2,888
     3,963   Merrill Lynch Mortgage Investors Trust,
               5.89%, 03/25/2036 (L)...........................        3,996
    15,000   Merrill Lynch Mortgage Trust,
               5.05%, 07/12/2038...............................       14,711
     9,580   Morgan Stanley Capital I,
               5.23%, 09/15/2042...............................        9,505
    10,853   Residential Accredit Loans, Inc.,
               5.27%, 02/25/2035 (L)...........................       10,778
    12,910   Susquehanna Auto Lease Trust,
               5.21%, 03/16/2009 (I)...........................       12,891
       182   USAA Auto Owner Trust,
               2.06%, 04/15/2008...............................          181
    10,000   Wachovia Bank Commercial Mortgage Trust,
               5.12%, 07/15/2042...............................        9,839
     9,918   Wells Fargo Mortgage Backed Securities Trust,
               4.55%, 03/25/2035 (L)...........................        9,774
    14,130   Wells Fargo Mortgage Backed Securities Trust,
               5.54%, 04/25/2036 (L)...........................       14,091
                                                                 -----------
             Total asset & commercial
               mortgage backed securities
               (cost $243,470).................................  $   244,598
                                                                 -----------
CORPORATE BONDS: INVESTMENT GRADE -- 10.5%
             BASIC MATERIALS -- 0.1%
    10,000   Alcan, Inc.,
               7.25%, 11/01/2028...............................  $    11,181
                                                                 -----------
             CONSUMER CYCLICAL -- 0.8%
     9,400   DaimlerChrysler N.A. Holdings Corp.,
               5.88%, 03/15/2011...............................        9,435
     9,550   DaimlerChrysler N.A. Holdings Corp.,
               6.50%, 11/15/2013...............................        9,805
     3,084   Federated Retail Holdings, Inc.,
               5.90%, 12/01/2016...............................        3,079
    12,946   SCL Term Aereo Santiago S.A.,
               6.95%, 07/01/2012 (I)...........................       13,158

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
             CONSUMER CYCLICAL -- (CONTINUED)
$   14,200   Target Corp.,
               5.88%, 11/01/2008...............................  $    14,369
    15,000   Wal-Mart Stores, Inc.,
               6.88%, 08/10/2009...............................       15,627
                                                                 -----------
                                                                      65,473
                                                                 -----------
             CONSUMER STAPLES -- 1.0%
     6,500   Coca-Cola Enterprises, Inc.,
               6.75%, 09/15/2028...............................        7,137
       500   Coca-Cola Enterprises, Inc.,
               8.50%, 02/01/2022...............................          634
    13,140   Colgate-Palmolive Co.,
               5.58%, 11/06/2008...............................       13,245
    13,037   ConAgra Foods, Inc.,
               7.88%, 09/15/2010...............................       14,108
     9,825   Diageo Capital plc,
               4.38%, 05/03/2010...............................        9,557
    13,400   PepsiAmericas, Inc.,
               6.38%, 05/01/2009...............................       13,633
    20,775   Procter & Gamble Co.,
               9.36%, 01/01/2021...............................       26,021
     2,975   Weyerhaeuser Co.,
               7.38%, 03/15/2032...............................        3,105
                                                                 -----------
                                                                      87,440
                                                                 -----------
             FINANCE -- 5.5%
    16,800   Ace INA Holdings, Inc.,
               5.88%, 06/15/2014...............................       17,123
    10,500   AMBAC Financial Group, Inc.,
               5.95%, 12/05/2035...............................       10,456
       500   American General Finance Corp.,
               6.63%, 02/15/2029...............................          552
    20,000   AXA Financial, Inc.,
               7.00%, 04/01/2028...............................       22,511
    20,000   Bank of America Corp.,
               5.88%, 02/15/2009...............................       20,281
     4,830   BB&T Corp.,
               4.90%, 06/30/2017...............................        4,568
    17,000   Berkshire Hathaway Finance Corp.,
               4.85%, 01/15/2015...............................       16,472
    12,585   Brandywine Operating Partnership,
               6.00%, 04/01/2016...............................       12,804
     3,750   Capital One Bank,
               6.50%, 06/13/2013...............................        3,953
     3,900   Capital One Financial Corp.,
               5.70%, 09/15/2011...............................        3,958
    10,000   Cincinnati Financial Corp.,
               6.92%, 05/15/2028...............................       11,068
     6,500   Citigroup, Inc.,
               3.63%, 02/09/2009...............................        6,308
     8,800   Citigroup, Inc.,
               6.00%, 10/31/2033...............................        9,013
     1,000   Citigroup, Inc.,
               6.50%, 01/18/2011...............................        1,046

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
             FINANCE -- (CONTINUED)
$    8,920   Credit Suisse First Boston USA, Inc.,
               4.88%, 01/15/2015...............................  $     8,650
     7,900   Developers Diversified Realty Corp.,
               5.38%, 10/15/2012...............................        7,824
    13,500   EOP Operating L.P.,
               4.75%, 03/15/2014...............................       13,374
    16,355   ERAC USA Finance Co.,
               7.35%, 06/15/2008 (I)...........................       16,764
     4,525   Everest Reinsurance Holdings, Inc.,
               5.40%, 10/15/2014...............................        4,431
     8,000   Genworth Financial, Inc.,
               6.15%, 11/15/2066...............................        7,989
    11,550   HSBC Bank USA,
               3.88%, 09/15/2009...............................       11,199
    10,500   International Lease Finance Corp.,
               5.00%, 09/15/2012...............................       10,287
    12,650   Jackson National Life Insurance Co.,
               8.15%, 03/15/2027 (I)...........................       15,679
     8,320   John Deere Capital Corp.,
               4.88%, 10/15/2010...............................        8,175
    14,375   JP Morgan Chase & Co.,
               5.13%, 09/15/2014...............................       14,135
       750   KeyCorp Capital II,
               6.88%, 03/17/2029...............................          788
     7,880   Kimco Realty Corp.,
               5.78%, 03/15/2016...............................        7,980
     8,750   Liberty Mutual Group, Inc.,
               5.75%, 03/15/2014 (I)...........................        8,718
    20,000   Liberty Property L.P.,
               7.25%, 08/15/2007...............................       20,109
     6,875   National City Corp.,
               6.88%, 05/15/2019...............................        7,571
    30,000   New England Mutual Life Insurance Co.,
               7.88%, 02/15/2024 (I)...........................       36,308
     6,500   Prologis Trust,
               5.63%, 11/15/2016...............................        6,451
    11,000   Prudential Financial, Inc.,
               5.50%, 03/15/2016...............................       10,997
       500   Republic New York Capital I,
               7.75%, 11/15/2006...............................          519
     1,250   Santander Central Hispano Issuances Ltd.,
               7.63%, 11/03/2009...............................        1,325
    15,100   Simon Property Group L.P.,
               6.10%, 05/01/2016...............................       15,652
     7,250   Sovereign Capital Trust IV,
               7.91%, 06/13/2036...............................        8,155
    14,600   Torchmark Corp.,
               8.25%, 08/15/2009...............................       15,586
     9,000   Toyota Motor Credit Corp.,
               5.50%, 12/15/2008...............................        9,026
    21,400   U.S. Bank NA,
               4.95%, 10/30/2014...............................       20,839
     5,500   UnitedHealth Group, Inc.,
               4.75%, 02/10/2014...............................        5,278
     5,345   Wachovia Capital Trust III,
               5.80%, 08/29/2049...............................        5,389

The accompanying notes are an integral part of these financial statements.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
             FINANCE -- (CONTINUED)
$   10,000   Wachovia Corp.,
               5.25%, 08/01/2014...............................  $     9,878
     2,725   Wellpoint, Inc.,
               5.00%, 01/15/2011...............................        2,692
     1,000   Wells Fargo Bank NA,
               6.45%, 02/01/2011...............................        1,044
     2,760   Willis North America, Inc.,
               5.63%, 07/15/2015...............................        2,642
                                                                 -----------
                                                                     455,567
                                                                 -----------
             HEALTH CARE -- 0.4%
     9,000   Becton, Dickinson & Co.,
               6.70%, 08/01/2028...............................        9,872
     7,725   CVS Corp.,
               6.13%, 08/15/2016...............................        7,971
     8,575   Pharmacia Corp.,
               6.60%, 12/01/2028...............................        9,708
     8,000   Wyeth,
               7.25%, 03/01/2023...............................        9,069
                                                                 -----------
                                                                      36,620
                                                                 -----------
             SERVICES -- 0.9%
    13,500   COX Communications, Inc.,
               5.45%, 12/15/2014...............................       13,152
    15,000   FedEx Corp.,
               3.50%, 04/01/2009...............................       14,407
     7,850   Harrah's Operating Co., Inc.,
               6.50%, 06/01/2016...............................        7,028
    10,900   Harvard University,
               8.13%, 04/15/2007...............................       10,983
    10,800   News America, Inc.,
               6.40%, 12/15/2035...............................       10,729
     5,530   Time Warner, Inc.,
               5.50%, 11/15/2011...............................        5,516
    15,020   Viacom, Inc.,
               6.88%, 04/30/2036...............................       14,850
                                                                 -----------
                                                                      76,665
                                                                 -----------
             TECHNOLOGY -- 1.2%
    10,000   BellSouth Telecommunications,
               6.38%, 06/01/2028...............................       10,011
    15,000   Comcast Cable Communications, Inc.,
               6.88%, 06/15/2009...............................       15,517
     1,000   Comcast Cable Communications, Inc.,
               8.50%, 05/01/2027...............................        1,228
     8,500   Deutsche Telekom International Finance B.V.,
               8.25%, 06/15/2030...............................       10,449
     3,400   Embarq Corp.,
               7.08%, 06/01/2016...............................        3,461
    19,425   General Electric Co.,
               5.00%, 02/01/2013...............................       19,209
    14,325   Siemens Finance,
               5.75%, 10/17/2016 (I)...........................       14,518
    15,000   Telecom Italia Capital,
               5.25%, 10/01/2015...............................       14,012

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
             TECHNOLOGY -- (CONTINUED)
$    5,000   Verizon Communications, Inc.,
               5.35%, 02/15/2011...............................  $     5,008
     4,400   Verizon Communications, Inc.,
               5.55%, 02/15/2016...............................        4,385
       500   Verizon Global Funding Corp.,
               7.25%, 12/01/2010...............................          533
       500   Verizon Global Funding Corp.,
               7.75%, 12/01/2030...............................          586
                                                                 -----------
                                                                      98,917
                                                                 -----------
             TRANSPORTATION -- 0.1%
     8,700   Southwest Airlines Co.,
               5.75%, 12/15/2016...............................        8,526
                                                                 -----------
             UTILITIES -- 0.5%
     1,000   Alabama Power Co.,
               7.13%, 10/01/2007...............................        1,012
     4,605   Consolidated Edison,
               5.30%, 12/01/2016...............................        4,525
     7,800   Midamerican Energy Holdings Co.,
               6.13%, 04/01/2036...............................        7,863
    17,285   Northern Border Pipeline Co.,
               7.75%, 09/01/2009...............................       18,280
     8,000   Southern Cal Edison Co.,
               5.55%, 01/15/2037...............................        7,646
     3,335   Taqa Abu Dhabi National,
               5.88%, 10/27/2016 (I)...........................        3,359
       750   TransCanada Pipelines Ltd.,
               6.49%, 01/21/2009...............................          766
                                                                 -----------
                                                                      43,451
                                                                 -----------
             Total corporate bonds: investment grade
               (cost $866,744).................................  $   883,840
                                                                 -----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 0.1%
             SERVICES -- 0.1%
    10,400   Times Mirror Co.,
               7.50%, 07/01/2023...............................  $     9,222
     3,100   Wyndham Worldwide,
               6.00%, 12/01/2016 (I)...........................        3,045
                                                                 -----------
             Total corporate bonds: non-investment grade
               (cost $14,233)..................................  $    12,267
                                                                 -----------
U.S. GOVERNMENT SECURITIES -- 12.3%
             OTHER DIRECT FEDERAL OBLIGATIONS -- 2.2%
             FEDERAL HOME LOAN BANK
    61,000   4.875% 2011.......................................  $    60,758
                                                                 -----------
             FINANCING CORPORATION
    17,617   Zero Coupon Strip,
               4.44% 2013 (M)..................................       12,502
                                                                 -----------
             TENNESSEE VALLEY AUTHORITY
    64,300   4.375% 2015.......................................       61,652
    50,000   6.00% 2013........................................       52,675
                                                                 -----------
                                                                     114,327
                                                                 -----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
U.S. GOVERNMENT SECURITIES -- (CONTINUED)
             U.S. TREASURY SECURITIES -- 10.1%
$   63,075   2.00% 2016 (O)....................................  $    61,921
    64,600   2.375% 2025 (O)...................................       68,854
   171,300   3.50% 2010........................................      165,278
   201,225   3.875% 2010.......................................      195,896
   100,175   4.375% 2010.......................................       99,021
   171,875   4.875% 2011.......................................      172,989
    44,700   5.375% 2031.......................................       47,881
    38,650   6.25% 2023........................................       44,487
                                                                 -----------
                                                                     856,327
                                                                 -----------
             Total U.S. government securities
               (cost $1,048,030)...............................  $ 1,043,914
                                                                 -----------
U.S. GOVERNMENT AGENCIES -- 2.0%
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.8%
     9,345   2.50% 2013........................................  $     9,125
    59,656   6.50% 2035 -- 2036................................       60,761
                                                                 -----------
                                                                      69,886
                                                                 -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.0%
       131   6.50% 2036........................................          134
                                                                 -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.7%
    26,622   5.50% 2036........................................       26,487
    10,393   6.00% 2024 -- 2035................................       10,558
     3,764   6.50% 2026 -- 2035................................        3,869
    14,146   7.00% 2031 -- 2033................................       14,618
       132   7.50% 2035........................................          137
     2,474   8.00% 2026 -- 2031................................        2,620
       191   9.00% 2016 -- 2023................................          205
                                                                 -----------
                                                                      58,494
                                                                 -----------
             OTHER GOVERNMENT AGENCIES -- 0.5%
    35,028   Postal Square L.P.,
               8.95% 2022......................................       43,239
                                                                 -----------
             Total U.S. government agencies
               (cost $168,333).................................  $   171,753
                                                                 -----------
             Total long-term investments
               (cost $7,653,967)...............................  $ 8,111,131
                                                                 -----------
SHORT-TERM INVESTMENTS -- 24.3%
             FINANCE -- 2.2%
    90,000   FHLB Discount Note,
               5.26%, 01/12/2007 (M)...........................  $    89,845
   100,000   FNMA Discount Note,
               5.17%, 01/30/2007 (M)...........................       99,571
                                                                 -----------
                                                                     189,416
                                                                 -----------
             REPURCHASE AGREEMENTS -- 1.0%
    19,171   Banc of America Securities TriParty Joint
               Repurchase Agreement,
               5.31%, 01/02/2007...............................       19,171
    26,436   BNP Paribas TriParty Joint Repurchase Agreement,
               5.31%, 01/02/2007...............................       26,436

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
             REPURCHASE AGREEMENTS -- (CONTINUED)
$      287   Deutsche Bank Securities Joint Repurchase
               Agreement,
               4.80%, 01/02/2007...............................  $       287
    16,548   Deutsche Bank Securities TriParty Joint Repurchase
               Agreement,
               5.30%, 01/02/2007...............................       16,548
     5,651   Morgan Stanley & Co., Inc. TriParty Joint
               Repurchase Agreement,
               5.30%, 01/02/2007...............................        5,651
    16,548   UBS Securities TriParty Joint Repurchase
               Agreement,
               5.31%, 01/02/2007...............................       16,548
                                                                 -----------
                                                                      84,641
                                                                 -----------
  SHARES
----------
             SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
             LENDING -- 21.1%
 1,781,676   BNY Institutional Cash Reserve Fund...............  $ 1,781,676
                                                                 -----------
             Total short-term investments
               (cost $2,055,733)...............................  $ 2,055,733
                                                                 -----------
             Total investments in securities
               (cost $9,709,700) (C)...........................  $10,166,864
                                                                 ===========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 12.52% of total net assets at December 31, 2006.

(A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $386,598, which represents 4.57% of total net assets.

(C) At December 31, 2006, the cost of securities for federal income tax purposes was $9,740,353 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $ 598,962
      Unrealized depreciation.......................   (172,451)
                                                      ---------
      Net unrealized appreciation...................  $ 426,511
                                                      =========

(D)  Currently non-income producing.

(G)  Security is partially on loan at December 31, 2006.

(I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $127,328, which represents 1.51% of total net assets.

(L) Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2006.

The accompanying notes are an integral part of these financial statements.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

(M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(O) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                                                                     UNREALIZED
                                                                 MARKET         CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                                  TRANSACTION         VALUE           AMOUNT            DATE            (DEPRECIATION)
-----------                                  -----------         ------         --------         ---------         --------------
Japanese Yen                                    Sell              $793            $794           1/05/2007               $1
                                                                                                                         ==

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE (W)
---------                                                       -----------
 COMMON STOCK -- 94.3%
            BASIC MATERIALS -- 12.7%
   2,008    Aracruz Celulose S.A. ADR.........................  $   122,987
   2,013    Arch Coal, Inc. ..................................       60,438
   1,819    BHP Billiton Ltd. ADR (G).........................       72,285
   5,787    Cameco Corp. .....................................      234,100
   7,247    Companhia Vale do Rio Doce ADR....................      215,530
   5,506    Dow Chemical Co. .................................      219,902
   1,198    Freeport-McMoRan Copper & Gold, Inc. Class B
              (G).............................................       66,759
     501    Peabody Energy Corp. .............................       20,241
     832    Phelps Dodge Corp. ...............................       99,547
     586    Potash Corp. of Saskatchewan......................       84,022
   2,695    Rio Tinto plc (A).................................      142,816
   2,221    Teck Cominco Ltd. Class B.........................      167,433
   5,306    Vedanta Resources plc (A).........................      126,374
   4,263    Xstrata plc (A)...................................      212,122
                                                                -----------
                                                                  1,844,556
                                                                -----------
            CAPITAL GOODS -- 9.2%
   2,200    3M Co. ...........................................      171,462
  10,810    ABB Ltd. ADR......................................      194,362
   1,887    Boeing Co. .......................................      167,641
   1,500    Caterpillar, Inc. ................................       91,995
   1,655    Deere & Co. ......................................      157,369
   4,959    Ingersoll-Rand Co. Class A........................      194,050
   1,752    ITT Corp. ........................................       99,520
   1,509    Joy Global, Inc. .................................       72,950
     500    National Oilwell Varco, Inc. (D)..................       30,590
   9,411    Xerox Corp. (G)(D)................................      159,511
                                                                -----------
                                                                  1,339,450
                                                                -----------
            CONSUMER CYCLICAL -- 6.5%
   7,237    Federated Department Stores, Inc. ................      275,962
   7,438    Gap, Inc. ........................................      145,033
     795    Lotte Shopping Co. GDR (G)(D).....................       16,134
   5,972    Toyota Motor Corp. (A)............................      399,688
   2,375    Wal-Mart Stores, Inc. ............................      109,678
                                                                -----------
                                                                    946,495
                                                                -----------
            CONSUMER STAPLES -- 3.7%
   3,049    Bunge Ltd. .......................................      221,068
   3,383    Constellation Brands, Inc. Class A (D)............       98,167
   2,373    Cosan S.A. Industria E Comercio (D)...............       49,652
      --    Japan Tobacco, Inc. (A)...........................          711
   2,012    Procter & Gamble Co. .............................      129,336
   2,208    Tyson Foods, Inc. Class A.........................       36,320
                                                                -----------
                                                                    535,254
                                                                -----------
            ENERGY -- 6.8%
   6,900    Halliburton Co. ..................................      214,245
   1,247    Occidental Petroleum Corp. .......................       60,911
   2,312    RAO Gazprom Class S ADR (K).......................      106,353
   2,985    Sasol Ltd. ADR....................................      110,139
   1,000    Valero Energy Corp. ..............................       51,160

                                                                  MARKET
 SHARES                                                          VALUE (W)
---------                                                       -----------
            ENERGY -- (CONTINUED)
   4,960    Weatherford International Ltd. (D)................  $   207,258
   5,000    XTO Energy, Inc. (G)..............................      235,250
                                                                -----------
                                                                    985,316
                                                                -----------
            FINANCE -- 14.2%
   4,720    ACE Ltd. .........................................      285,896
  20,590    Akbank T.A.S. (A).................................      123,547
   1,400    American International Group, Inc. ...............      100,324
     926    Assurant, Inc. ...................................       51,150
     209    Augsburg Re AG (H)(A)(D)..........................           --
   1,750    Capital One Financial Corp. ......................      134,435
   4,778    Citigroup, Inc. (G)...............................      266,118
     975    Eurocastle Investment Ltd. .......................       49,696
   4,400    European Capital Ltd. (D)(H)(A) PFIC..............       57,304
     382    ICICI Bank Ltd. (D)(I)............................        7,729
     646    Muenchener Rueckversicherungs-Gesellschaft AG
              (A).............................................      110,819
     391    ORIX Corp. (A) PFIC...............................      113,242
     259    Raiffeisen International Bank-Holding AG (A)......       39,453
   3,515    Reliance Zero (D)(I)..............................      100,940
   1,401    UBS AG............................................       84,522
   2,885    Uniao de Bancos Brasileiros S.A. GDR (G)..........      268,208
   3,614    Wellpoint, Inc. (D)...............................      284,401
                                                                -----------
                                                                  2,077,784
                                                                -----------
            HEALTH CARE -- 4.1%
   2,440    Eli Lilly & Co. ..................................      127,114
   1,151    Sanofi-Aventis S.A. (A)...........................      106,080
     817    Sierra Health Services, Inc. (G)(D)...............       29,445
   4,394    Teva Pharmaceutical Industries Ltd. ADR...........      136,562
   3,980    Wyeth.............................................      202,667
                                                                -----------
                                                                    601,868
                                                                -----------
            SERVICES -- 5.5%
     527    Fluor Corp. (G)...................................       43,046
      30    Harvey Weinstein Master L.P. (D)(H)(A)............       37,543
     313    Melco PBL Entertainment Limited ADR (D)...........        6,661
   5,900    News Corp. Class A................................      126,732
   1,610    Starwood Hotels & Resorts.........................      100,650
   9,448    Sun Microsystems, Inc. (D)........................       51,208
   2,899    Viacom, Inc. Class B (D)..........................      118,942
   9,066    Walt Disney Co. ..................................      310,692
                                                                -----------
                                                                    795,474
                                                                -----------
            TECHNOLOGY -- 27.3%
   3,323    Adobe Systems, Inc. (D)...........................      136,649
   2,332    Amdocs Ltd. (D)...................................       90,357
   4,106    AT&T, Inc. (G)....................................      146,779
   5,579    Broadcom Corp. Class A (G)(D).....................      180,264
   9,032    Cisco Systems, Inc. (D)...........................      246,855
   5,133    Citigroup Global Certificate -- Bharti
              Televentures (D)................................       73,197
   2,473    Cognex Corp. (G)..................................       58,912
   4,787    Corning, Inc. (D).................................       89,556
  22,643    EMC Corp. (D)(G)..................................      298,888
  10,939    General Electric Co. .............................      407,029
     541    Google, Inc. (D)..................................      249,304

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE (W)
---------                                                       -----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
  v5,133    Hewlett-Packard Co. ..............................  $   211,420
  13,953    Hon Hai Precision Industry Co., Ltd. (A)..........       99,274
   1,558    Intel Corp. ......................................       31,554
   1,462    International Business Machines Corp. ............      142,033
   1,352    L-3 Communications Holdings, Inc. (G).............      110,575
   3,200    Lockheed Martin Corp. ............................      294,661
   7,003    Medtronic, Inc. (G)...............................      374,747
  10,631    Motorola, Inc. ...................................      218,565
   6,483    Oracle Corp. (D)..................................      111,110
     106    Rakuten, Inc. (D)(A)..............................       49,400
   2,244    Raytheon Co. .....................................      118,483
     254    S.O.I. Tec, S.A. (D)(A)...........................        8,987
     200    Samsung Electronics Co., Ltd. (A).................      131,202
   5,502    Turkcell Iletisim Hizmetleri ADR..................       73,614
   6,757    Turkcell Iletisim Hizmetleri AS (A)...............       33,119
                                                                -----------
                                                                  3,986,534
                                                                -----------
            TRANSPORTATION -- 0.6%
  57,507    Air China Ltd. (A)................................       30,992
     993    Royal Caribbean Cruises Ltd. .....................       41,078
     245    US Airways Group, Inc. (D)(J).....................       13,182
                                                                -----------
                                                                     85,252
                                                                -----------
            UTILITIES -- 3.7%
   3,017    American Electric Power Co., Inc. ................      128,468
  15,945    British Energy Group plc (D)(A)...................      169,012
   1,872    Suntech Power Holdings Co. Ltd. ADR (G)(D)........       63,671
   2,016    TXU Corp. ........................................      109,266
     835    Veolia Environment S.A. (A).......................       63,702
                                                                -----------
                                                                    534,119
                                                                -----------
            Total common stock
              (cost $11,241,252)..............................  $13,732,102
                                                                -----------
EXCHANGE-TRADED FUNDS -- 3.2%
            INVESTMENT POOLS AND FUNDS -- 3.2%
   1,280    Ishares MSCI EAFE Index Fund (G)..................  $    93,765
   4,259    Nasdaq 100 Shares (G).............................      183,831
   1,309    S&P 500 Depositary Receipt (G)....................      185,540
                                                                -----------
            Total exchange-traded funds
              (cost $465,380).................................  $   463,136
                                                                -----------
PRINCIPAL
 AMOUNT
--------
       V
 CORPORATE BONDS: INVESTMENT GRADE -- 0.2%
            FINANCE -- 0.2%
$ 26,500    UBS Luxembourg, S.A.,
              6.23%, 02/11/2015...............................  $    26,962
                                                                -----------
            Total corporate bonds: investment grade
              (cost $26,909)..................................  $    26,962
                                                                -----------
PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE (W)
--------                                                        -----------
       v
 CORPORATE BONDS: NON-INVESTMENT GRADE -- 0.0%
            FINANCE -- 0.0%
$    412    Augsburg Re AG,
              0.00%, 12/31/2049 (H)(A) +......................  $       226
                                                                -----------
            Total corporate bonds: non-investment grade
              (cost $767).....................................  $       226
                                                                -----------
            Total long-term investments
              (cost $11,734,308)..............................  $14,222,426
                                                                -----------
 SHORT-TERM INVESTMENTS -- 6.6%
            REPURCHASE AGREEMENTS -- 2.5%
  83,702    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $    83,702
 115,419    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................      115,419
   1,254    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................        1,254
  72,248    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................       72,248
  24,670    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................       24,670
  72,248    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................       72,248
                                                                -----------
                                                                    369,541
                                                                -----------
 SHARES
--------
       V
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 4.1%
 596,978    Mellon GSL DBTII Collateral Fund..................  $   596,978
                                                                -----------
            Total short-term investments
              (cost $966,519).................................  $   966,519
                                                                -----------
            Total investments in securities
              (cost $12,700,827) (C)..........................  $15,188,945
                                                                ===========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 29.66% of total net assets at December 31, 2006.

  (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $2,055,613, which represents 14.12% of total net assets.

      PFIC -- Passive Foreign Investment Company

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

(C) At December 31, 2006, the cost of securities for federal income tax purposes was $12,726,354 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $2,592,857
      Unrealized depreciation.......................    (130,266)
                                                      ----------
      Net unrealized appreciation...................  $2,462,591
                                                      ==========

(D)  Currently non-income producing.

(G)  Security is partially on loan at December 31, 2006.

(H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED        SHARES/PAR            SECURITY           COST BASIS
      --------        ----------            --------           ----------
      June, 2006           209     Augsburg Re AG -- 144A       $    67
      June, 2006        $  412     Augsburg Re AG -- 144A,
                                   0.00%, 12/31/2049                766
      October,
      2005 --
      December,
      2006               4,400     European Capital Ltd. --
                                   Reg D                         55,431
      October, 2005         30     Harvey Weinstein Master
                                   L.P. -- Reg D                 27,951

     The aggregate value of these securities at December 31, 2006 was $95,073, which represents 0.65% of total net assets.

(K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At December 31, 2006, the market value of these securities amounted to $106,353 or 0.73% of net assets.

(I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $108,669, which represents 0.75% of total net assets.

(J) Securities exempt from registration under Regulation D of the Securities Act of 1933. These securities are determined to be liquid. At December 31, 2006, the market value of these securities was $13,182, which represents 0.09% of total net assets.

+    Convertible debt security.

(W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY COUNTRY
As of December 31, 2006

                                                  PERCENTAGE OF
COUNTRY                                            NET ASSETS
---------------------------------------------------------------
Australia                                               0.5%
---------------------------------------------------------------
Austria                                                 0.3
---------------------------------------------------------------
Brazil                                                  4.5
---------------------------------------------------------------
Canada                                                  3.3
---------------------------------------------------------------
China                                                   0.7
---------------------------------------------------------------
France                                                  1.2
---------------------------------------------------------------
Germany                                                 1.2
---------------------------------------------------------------
India                                                   0.7
---------------------------------------------------------------
Israel                                                  0.9
---------------------------------------------------------------
Japan                                                   3.9
---------------------------------------------------------------
Liberia                                                 0.3
---------------------------------------------------------------
Luxembourg                                              0.7
---------------------------------------------------------------
Netherlands                                             0.3
---------------------------------------------------------------
Russia                                                  0.7
---------------------------------------------------------------
South Africa                                            0.8
---------------------------------------------------------------
South Korea                                             1.0
---------------------------------------------------------------
Switzerland                                             1.9
---------------------------------------------------------------
Taiwan                                                  0.7
---------------------------------------------------------------
Turkey                                                  1.6
---------------------------------------------------------------
United Kingdom                                          4.5
---------------------------------------------------------------
United States                                          68.0
---------------------------------------------------------------
Short-Term Investments                                  6.6
---------------------------------------------------------------
Other Assets & Liabilities                             (4.3)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                                                                     UNREALIZED
                                                               MARKET          CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                               TRANSACTION          VALUE            AMOUNT             DATE            (DEPRECIATION)
-----------                               -----------          ------          --------         ----------         --------------
British Pound                                 Buy             $    413         $    413           1/2/2007            $    --
British Pound                                 Buy                  688              690           1/2/2007                 (2)
Euro                                          Buy                7,995            7,951           1/2/2007                 44
Euro                                          Buy                1,210            1,207           1/3/2007                  3
Euro                                         Sell              668,286          661,948         12/20/2007             (6,338)
New Turkish Lira                              Buy                1,023            1,023           1/4/2007                 --
New Turkish Lira                              Buy                1,138            1,139           1/5/2007                 (1)
                                                                                                                      -------
                                                                                                                      $(6,294)
                                                                                                                      =======

The accompanying notes are an integral part of these financial statements.

 HARTFORD DIVIDEND AND GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                         VALUE (W)
----------                                                       ----------
COMMON STOCK -- 99.1%
             BASIC MATERIALS -- 7.1%
     3,440   Alcoa, Inc. ......................................  $  103,240
       454   Bowater, Inc. (G).................................      10,208
     1,330   Companhia Vale do Rio Doce ADR (G)................      39,564
     2,602   E.I. DuPont de Nemours & Co. (G)..................     126,740
     1,726   International Paper Co. (G).......................      58,846
     1,263   Kimberly-Clark Corp. .............................      85,848
       755   Newmont Mining Corp. (G)..........................      34,084
       114   Rio Tinto plc ADR.................................      24,288
       653   Rohm & Haas Co. ..................................      33,387
                                                                 ----------
                                                                    516,205
                                                                 ----------
             CAPITAL GOODS -- 5.1%
     1,151   American Standard Cos., Inc. .....................      52,783
     1,200   Deere & Co. ......................................     114,036
       779   KLA-Tencor Corp. (G)..............................      38,775
       571   Parker-Hannifin Corp. ............................      43,929
     1,276   Pitney Bowes, Inc. ...............................      58,920
     3,578   Xerox Corp. (D)...................................      60,654
                                                                 ----------
                                                                    369,097
                                                                 ----------
             CONSUMER CYCLICAL -- 8.2%
     1,491   Altria Group, Inc. ...............................     127,966
       888   Avery Dennison Corp. .............................      60,294
       153   Genuine Parts Co. ................................       7,271
       593   Home Depot, Inc. (G)..............................      23,819
     1,012   Limited Brands, Inc. (G)..........................      29,273
     2,120   McDonald's Corp. .................................      93,993
       359   NIKE, Inc. Class B (G)............................      35,562
     1,854   Sysco Corp. (G)...................................      68,146
     3,219   Wal-Mart Stores, Inc. (G).........................     148,649
                                                                 ----------
                                                                    594,973
                                                                 ----------
             CONSUMER STAPLES -- 5.4%
       732   Bunge Ltd. (G)....................................      53,063
     1,630   Coca-Cola Co. ....................................      78,628
       789   Nestle S.A. ADR...................................      69,923
       750   Procter & Gamble Co. (G)..........................      48,190
     2,526   Tyson Foods, Inc. Class A (G).....................      41,556
       884   Unilever N.V. NY Shares...........................      24,084
     1,145   Weyerhaeuser Co. (G)..............................      80,887
                                                                 ----------
                                                                    396,331
                                                                 ----------
             ENERGY -- 15.7%
       677   BP plc ADR........................................      45,400
     3,282   Chevron Corp. ....................................     241,318
     1,649   ConocoPhillips....................................     118,638
     1,832   EnCana Corp. .....................................      84,165
     3,482   ExxonMobil Corp. .................................     266,815
     1,168   Royal Dutch Shell plc.............................      82,669
       833   Schlumberger Ltd. (G).............................      52,587
     2,514   Total S.A. ADR....................................     180,814
     1,475   XTO Energy, Inc. .................................      69,380
                                                                 ----------
                                                                  1,141,786
                                                                 ----------

                                                                   MARKET
  SHARES                                                         VALUE (W)
----------                                                       ----------
             FINANCE -- 17.9%
     1,081   ACE Ltd. .........................................  $   65,482
     1,186   Allstate Corp. ...................................      77,188
     1,352   American International Group, Inc. ...............      96,891
     4,116   Bank of America Corp. ............................     219,731
     3,942   Citigroup, Inc. ..................................     219,556
     1,000   Federal Home Loan Mortgage Corp. .................      67,927
       466   JP Morgan Chase & Co. ............................      22,515
       977   MBIA, Inc. (G)....................................      71,409
       980   Merrill Lynch & Co., Inc. ........................      91,247
       758   Metlife, Inc. (G).................................      44,700
       370   PNC Financial Services Group, Inc. ...............      27,380
       530   Prudential Financial, Inc. (G)....................      45,463
     1,292   State Street Corp. (G)............................      87,133
     1,471   Synovus Financial Corp. ..........................      45,357
     1,766   UBS AG............................................     106,519
       463   Western Union Co. (G).............................      10,372
                                                                 ----------
                                                                  1,298,870
                                                                 ----------
             HEALTH CARE -- 9.3%
     2,879   Abbott Laboratories...............................     140,231
     1,004   AstraZeneca plc ADR...............................      53,764
     3,694   Bristol-Myers Squibb Co. .........................      97,223
     2,855   Eli Lilly & Co. (G)...............................     148,761
       967   Sanofi-Aventis S.A. ADR...........................      44,665
     5,267   Schering-Plough Corp. ............................     124,510
       806   Teva Pharmaceutical Industries Ltd. ADR...........      25,047
       889   Wyeth.............................................      45,248
                                                                 ----------
                                                                    679,449
                                                                 ----------
             SERVICES -- 7.0%
     1,634   Accenture Ltd. Class A............................      60,355
       726   Automatic Data Processing, Inc. ..................      35,755
     1,647   CBS Corp. Class B.................................      51,343
     1,386   Comcast Corp. Class A (D)(G)......................      58,680
       946   Comcast Corp. Special Class A (D)(G)..............      39,602
     1,234   New York Times Co. Class A (G)....................      30,055
     2,026   Time Warner, Inc. (G).............................      44,128
       765   United Parcel Service, Inc. Class B (G)...........      57,390
     1,109   Viacom, Inc. Class B (D)..........................      45,492
       705   Warner Music Group Corp. .........................      16,175
     1,873   Waste Management, Inc. ...........................      68,852
                                                                 ----------
                                                                    507,827
                                                                 ----------
             TECHNOLOGY -- 17.9%
     6,465   AT&T, Inc. (G)....................................     231,124
       851   BellSouth Corp. ..................................      40,105
     3,922   EMC Corp. (D).....................................      51,772
     1,695   First Data Corp. (G)..............................      43,259
     5,738   General Electric Co. .............................     213,525
     1,531   International Business Machines Corp. ............     148,727
       678   Lockheed Martin Corp. ............................      62,460
     1,536   Maxim Integrated Products, Inc. ..................      47,027
     1,745   Medtronic, Inc. ..................................      93,364
     3,178   Microsoft Corp. ..................................      94,898
     3,750   Motorola, Inc. ...................................      77,098
       846   SanDisk Corp. (D)(G)..............................      36,386
     2,795   Sprint Nextel Corp. (G)...........................      52,788

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                         VALUE (W)
----------                                                       ----------
COMMON STOCK -- (CONTINUED)
             TECHNOLOGY -- (CONTINUED)
     2,021   Verizon Communications, Inc. .....................  $   75,271
       388   Whirlpool Corp. (G)...............................      32,220
                                                                 ----------
                                                                  1,300,024
                                                                 ----------
             TRANSPORTATION -- 0.5%
     2,595   Southwest Airlines Co. (G)........................      39,762
                                                                 ----------
             UTILITIES -- 5.0%
     1,136   Dominion Resources, Inc. .........................      95,217
     2,047   Exelon Corp. (G)..................................     126,659
     1,615   FPL Group, Inc. (G)...............................      87,872
       618   Progress Energy, Inc. (G).........................      30,307
       324   Veolia Environment ADR (G)........................      24,384
                                                                 ----------
                                                                    364,439
                                                                 ----------
             Total common stock
               (cost $5,686,706)...............................  $7,208,763
                                                                 ----------
PRINCIPAL
  AMOUNT
----------
SHORT-TERM INVESTMENTS -- 16.9%
             REPURCHASE AGREEMENTS -- 1.0%
$   17,123   Bank of America Securities TriParty Joint
               Repurchase Agreement,
               5.31%, 01/02/2007...............................  $   17,123
    23,612   BNP Paribas TriParty Joint Repurchase Agreement,
               5.31%, 01/02/2007...............................      23,612
       256   Deutsche Bank Securities Joint Repurchase
               Agreement,
               4.80%, 01/02/2007...............................         256
    14,780   Deutsche Bank Securities TriParty Joint Repurchase
               Agreement,
               5.30%, 01/02/2007...............................      14,780
     5,047   Morgan Stanley & Co., Inc. TriParty Joint
               Repurchase Agreement,
               5.30%, 01/02/2007...............................       5,047
    14,780   UBS Securities TriParty Joint Repurchase
               Agreement,
               5.31%, 01/02/2007...............................      14,780
                                                                 ----------
                                                                     75,598
                                                                 ----------
                                                                   MARKET
  SHARES                                                         VALUE (W)
----------                                                       ----------
             SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
             LENDING -- 15.9%
 1,155,920   BNY Institutional Cash Reserve Fund...............  $1,155,920
                                                                 ----------
             Total short-term investments
               (cost $1,231,518)...............................  $1,231,518
                                                                 ----------
             Total investments in securities
               (cost $6,918,224) (C)...........................  $8,440,281
                                                                 ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.79% of total net assets at December 31, 2006.

(C) At December 31, 2006, the cost of securities for federal income tax purposes was $6,923,219 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $1,578,478
      Unrealized depreciation.......................     (61,416)
                                                      ----------
      Net unrealized appreciation...................  $1,517,062
                                                      ==========

(D)  Currently non-income producing.

(G)  Security is partially on loan at December 31, 2006.

(W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.5%
            BELGIUM -- 0.9%
    270     UCB S.A. (A)......................................  $   18,536
                                                                ----------
            BRAZIL -- 4.0%
  2,056     All America Latina Logistica S.A..................      21,335
  1,926     Companhia Vale do Rio Doce ADR....................      57,279
                                                                ----------
                                                                    78,614
                                                                ----------
            CANADA -- 6.5%
    376     Alcan, Inc. ......................................      18,307
    581     Cameco Corp. .....................................      23,489
    621     EnCana Corp. .....................................      28,575
    143     Research in Motion, Ltd. (D)......................      18,258
  1,367     Talisman Energy, Inc. ............................      23,210
    226     Teck Cominco Ltd. Class B.........................      17,005
                                                                ----------
                                                                   128,844
                                                                ----------
            EGYPT -- 1.5%
    452     Orascom Telecom Holding SAE GDR #.................      29,806
                                                                ----------
            FRANCE -- 11.1%
    201     Accor S.A. (A)(G).................................      15,528
    464     Axa S.A. (A)(G)...................................      18,706
    222     BNP Paribas (A)(G)................................      24,175
    234     Cie Generale d'Optique Essilor International S.A.
              (A)(G)..........................................      25,074
    177     CNP Assurances (A)................................      19,746
    182     Lafarge S.A. (A)(G)...............................      27,087
    165     LVMH Moet Hennessy Louis Vuitton S.A. (A)(G)......      17,383
    418     Peugeot S.A. (A)(G)...............................      27,664
    297     S.O.I. Tec, S.A. (D)(A)(G)........................      10,483
    382     Sanofi-Aventis S.A. (A)(G)........................      35,251
                                                                ----------
                                                                   221,097
                                                                ----------
            GERMANY -- 7.3%
    117     Deutsche Boerse AG (A)............................      21,559
  1,346     Deutsche Telekom AG (A)...........................      24,472
    208     Henkel KGaA Vorzug................................      30,700
    184     Muenchener Rueckversicherungs-Gesellschaft AG
              (A).............................................      31,592
    230     RWE AG (A)........................................      25,204
    199     SAP AG ADR (A)....................................      10,573
                                                                ----------
                                                                   144,100
                                                                ----------
            HONG KONG -- 3.1%
  8,247     Cathay Pacific Airways Ltd. (A)(G)................      20,285
  1,064     Dah Sing Financial Group (A)......................       9,652
  2,804     Hong Kong Exchanges & Clearing Ltd. (A)...........      30,690
                                                                ----------
                                                                    60,627
                                                                ----------
            INDIA -- 1.6%
    325     Infosys Technologies Ltd. (A).....................      16,418
  1,448     Satyam Computer Services Ltd. (A).................      15,802
                                                                ----------
                                                                    32,220
                                                                ----------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            IRELAND -- 1.9%
    513     Ryanair Holdings plc (D)(A).......................  $    7,011
    379     Ryanair Holdings plc ADR (D)(G)...................      30,864
                                                                ----------
                                                                    37,875
                                                                ----------
            ITALY -- 5.4%
    987     Bulgari S.p.A. (A)................................      13,976
  4,361     Intesa Sanpaolo (A)...............................      33,583
    287     Tod's S.p.A. (A)(G)...............................      23,115
  4,236     UniCredito Italiano S.p.A. (A)....................      37,033
                                                                ----------
                                                                   107,707
                                                                ----------
            JAPAN -- 17.2%
    516     Aisin Seiki Co., Ltd. (A)(G)(Q)...................      17,297
    446     Astellas Pharma, Inc. (A)(G)......................      20,195
    503     Canon, Inc. (G)...................................      28,341
    899     Daihatsu Motor Co., Ltd. (A)......................       9,061
    276     Denso Corp. (A)...................................      10,956
    485     Eisai Co., Ltd. (A)(G)............................      26,649
      6     Japan Tobacco, Inc. (A)...........................      29,035
    223     JFE Holdings, Inc. (A)(G).........................      11,487
     80     Keyence Corp. (A)(G)..............................      19,698
      2     Mitsubishi UFJ Financial Group, Inc. (A)..........      28,682
  1,712     Nippon Oil Corp. (A)..............................      11,449
      2     Nippon Telegraph & Telephone Corp. (A)............       9,261
     30     Rakuten, Inc. (D)(A)..............................      14,096
    492     Sega Sammy Holdings, Inc. (A).....................      13,226
    922     Sompo Japan Insurance, Inc. (A)...................      11,231
    609     Sony Corp. (A)....................................      26,098
  1,445     Sumitomo Chemical Co., Ltd. (A)...................      11,182
      1     Sumitomo Mitsui Financial Group, Inc. (A)(G)......       6,727
    163     TDK Corp. (A).....................................      12,986
    714     Tokyo Electric Power Co., Inc. (A)(G).............      23,054
                                                                ----------
                                                                   340,711
                                                                ----------
            KOREA (REPUBLIC OF) -- 0.8%
    365     Korea Electric Power Corp.........................      16,641
                                                                ----------
            LUXEMBOURG -- 0.2%
    149     Ternium S.A. ADR (D)..............................       4,409
                                                                ----------
            MEXICO -- 2.0%
  2,808     Empresas ICA SAB de CV (D)........................      10,605
    366     Grupo Aeroportuario del Centro Norte, S.A.B. de CV
              ADR (D).........................................       8,145
    246     Grupo Aeroportuario del Pacifico S.A. de CV
              ADR #...........................................       9,649
  2,627     Wal-Mart de Mexico................................      11,559
                                                                ----------
                                                                    39,958
                                                                ----------
            NETHERLANDS -- 4.1%
    884     Aercap Holdings N.V. (D)..........................      20,491
    821     Koninklijke Philips Electronics N.V. (A)..........      30,873
    536     Royal Numico N.V. (A).............................      28,768
                                                                ----------
                                                                    80,132
                                                                ----------
            NORWAY -- 1.0%
    742     Statoil ASA (A)(G)................................      19,540
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            PANAMA -- 0.7%
    307     Copa Holdings S.A. Class A........................  $   14,299
                                                                ----------
            RUSSIA -- 3.3%
    215     Lukoil ADR........................................      18,968
    521     RAO Gazprom Class S ADR (K).......................      23,987
    653     TMK OAO GDR (D)(I)#...............................      22,869
                                                                ----------
                                                                    65,824
                                                                ----------
            SINGAPORE -- 0.9%
  1,592     Singapore Airlines Ltd. (A).......................      18,128
                                                                ----------
            SOUTH AFRICA -- 1.2%
    900     Impala Platinum Holdings Ltd. (A).................      23,528
                                                                ----------
            SPAIN -- 0.9%
    746     Banco Bilbao Vizcaya Argentaria S.A. (A)#.........      17,917
                                                                ----------
            SWEDEN -- 2.0%
    932     Assa Abloy AB (A).................................      20,217
  4,642     Telefonaktiebolaget LM Ericsson (A)...............      18,668
                                                                ----------
                                                                    38,885
                                                                ----------
            SWITZERLAND -- 5.1%
    505     Credit Suisse Group (A)...........................      35,185
    119     Nestle S.A. (A)...................................      42,335
     86     Zurich Financial Services AG (A)..................      23,161
                                                                ----------
                                                                   100,681
                                                                ----------
            TAIWAN -- 1.5%
  2,204     Chunghwa Telecom Co., Ltd. (A)....................       4,095
  1,283     Chunghwa Telecom Co., Ltd. ADR....................      25,312
                                                                ----------
                                                                    29,407
                                                                ----------
            UNITED KINGDOM -- 12.0%
  1,488     Alliance Boots plc (A)............................      24,350
  2,164     Amvescap plc (A)..................................      25,244
    396     AstraZeneca plc (A)...............................      21,213
  4,258     Debenhams plc (A).................................      15,772
  8,219     Old Mutual plc (A)................................      27,974
    790     Reckitt Benckiser plc (A).........................      36,023
  5,113     Tesco plc (A).....................................      40,404
    914     Xstrata plc (A)...................................      45,474
                                                                ----------
                                                                   236,454
                                                                ----------
            UNITED STATES -- 2.3%
    124     Ctrip.Com International Ltd. (G)..................       7,760
    289     Freeport-McMoRan Copper & Gold, Inc. Class B #....      16,117
  7,304     Hopson Development Holdings Ltd. (A)..............      20,648
                                                                ----------
                                                                    44,525
                                                                ----------
            Total common stock
              (cost $1,651,664)...............................  $1,950,465
                                                                ----------
PRINCIPAL                                                        MARKET
AMOUNT                                                          VALUE (W)
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 10.0%
            REPURCHASE AGREEMENTS -- 1.2%
 $5,389     Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $    5,389
  7,431     BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................       7,431
     81     Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................          81
  4,651     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................       4,651
  1,588     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................       1,588
  4,652     UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................       4,652
                                                                ----------
                                                                    23,792
                                                                ----------
SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 8.8%
173,189     Navigator Prime Portfolio.........................  $  173,189
                                                                ----------
            Total short-term investments
              (cost $196,981).................................  $  196,981
                                                                ----------
            Total investments in securities
              (cost $1,848,645) (C)...........................  $2,147,446
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 96.24% of total net assets at December 31, 2006.

(A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $1,412,485, which represents 71.39% of total net assets.

(C) At December 31, 2006, the cost of securities for federal income tax purposes was $1,850,081 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $312,363
      Unrealized depreciation........................   (14,998)
                                                       --------
      Net unrealized appreciation....................  $297,365
                                                       ========

(D)  Currently non-income producing.

# This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(G)  Security is partially on loan at December 31, 2006.

(K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

     December 31, 2006, the market value of these securities amounted to $23,987 or 1.21% of net assets.

(I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $22,869, which represents 1.16% of total net assets.

(Q) The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2006 was $1,989.

(W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY INDUSTRY
As of December 31, 2006

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Basic Materials                                        16.6%
---------------------------------------------------------------
Consumer Cyclical                                      11.2
---------------------------------------------------------------
Consumer Staples                                        6.9
---------------------------------------------------------------
Energy                                                  7.6
---------------------------------------------------------------
Finance                                                21.3
---------------------------------------------------------------
Health Care                                             8.7
---------------------------------------------------------------
Services                                                1.3
---------------------------------------------------------------
Technology                                             15.8
---------------------------------------------------------------
Transportation                                          7.1
---------------------------------------------------------------
Utilities                                               2.0
---------------------------------------------------------------
Short-Term Investments                                 10.0
---------------------------------------------------------------
Other Assets & Liabilities                             (8.5)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                                                                     UNREALIZED
                                                                MARKET          CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION          VALUE           AMOUNT            DATE            (DEPRECIATION)
-----------                                 -----------         ------          --------         ---------         --------------
British Pound                                  Sell             $10,022         $ 9,571          1/25/2007             $(451)
British Pound                                  Buy               10,022           9,719          1/25/2007               303
Euro                                           Buy                  170             169          1/02/2007                 1
Euro                                           Buy                  166             166          1/03/2007                --
Euro                                           Buy                   89              89          1/04/2007                --
Japanese Yen                                   Buy                8,847           8,883          1/04/2007               (36)
Japanese Yen                                   Buy                1,989           1,992          1/09/2007                (3)
Norwegian Krone                                Sell              11,551          11,459          1/02/2007               (92)
Swiss Francs                                   Buy                1,964           1,954          1/03/2007                10
Swiss Francs                                   Sell               9,661           9,390          1/25/2007              (271)
Swiss Francs                                   Buy                9,661           9,424          1/25/2007               237
                                                                                                                       -----
                                                                                                                       $(302)
                                                                                                                       =====

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE      VALUE (W)
---------                                                       -----   ----------   ----------
 CONSUMER CYCLICAL -- 1.3%
 $25,345    Wal-Mart Stores, Inc. (L).........................  5.26%   03/28/2007   $   25,342
                                                                                     ----------
            CONSUMER STAPLES -- 3.7%
  22,080    Alcoa, Inc. ......................................  5.30%   01/24/2007       22,006
  22,000    Alcoa, Inc. ......................................  5.32%   02/15/2007       21,855
  25,000    Stadshypotek......................................  5.26%   01/22/2007       24,924
                                                                                     ----------
                                                                                         68,785
                                                                                     ----------
            FINANCE -- 94.9%
  25,000    Ab Spin Tab Swedmortgage..........................  5.27%   01/29/2007       24,898
  25,000    Ab Spin Tab Swedmortgage..........................  5.28%   01/30/2007       24,894
  25,000    Alliance & Leicester plc..........................  5.29%   03/02/2007       24,785
  21,000    Alliance & Leicester plc..........................  5.36%   03/20/2007       20,761
  25,000    American Express Credit Corp. (L).................  5.35%   06/12/2007       25,002
  24,500    American General Finance Corp. ...................  5.29%   01/10/2007       24,468
  21,200    American General Finance Corp. (L)................  5.40%   03/23/2007       21,203
  22,900    American Honda Finance Corp. .....................  5.27%   02/05/2007       22,783
  26,500    American Honda Finance Corp. (I)(L)...............  5.35%   08/08/2007       26,500
  30,920    Amsterdam Funding Corp. ..........................  5.27%   02/02/2007       30,776
  27,210    Amsterdam Funding Corp. ..........................  5.28%   01/18/2007       27,142
  21,700    Bank of America NA (L)............................  5.32%   05/15/2007       21,851
  26,500    Bank of America NA (L)............................  5.36%   11/08/2007       26,500
  32,750    Barton Capital Corp. .............................  5.26%   01/12/2007       32,697
  25,000    Barton Capital Corp. .............................  5.27%   01/11/2007       24,963
   8,600    Barton Capital Corp. .............................  5.27%   01/17/2007        8,580
  22,000    Bear Stearns & Co., Inc. (L)......................  5.34%   01/14/2008       22,000
  22,100    Bear Stearns & Co., Inc. (L)......................  5.38%   06/29/2007       22,397
  22,000    Bradford & Bingley plc............................  5.30%   02/12/2007       21,865
  21,900    Bradford & Bingley plc............................  5.34%   02/20/2007       21,743
  23,400    Britannia Building Society........................  5.28%   01/31/2007       23,297
  21,900    Britannia Building Society........................  5.31%   02/27/2007       21,717
  25,000    Cafco LLC.........................................  5.28%   01/25/2007       24,912
  33,400    Cafco LLC.........................................  5.28%   01/30/2007       33,258
  44,000    Caterpillar Financial Services Corp. (L)..........  5.39%   07/27/2007       44,006
  25,620    Citibank NA (L)...................................  5.32%   02/14/2007       25,620
  25,620    Citibank NA (L)...................................  5.32%   02/22/2007       25,620
  19,200    Citigroup Funding, Inc. ..........................  5.27%   01/26/2007       19,130
  21,120    Countrywide Financial Corp. ......................  5.30%   01/16/2007       21,073
  22,000    Countrywide Financial Corp. ......................  5.31%   01/02/2007       21,997
  20,000    General Electric Capital Corp. ...................  5.26%   01/26/2007       19,927

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE      VALUE (W)
---------                                                       -----   ----------   ----------
            FINANCE -- (CONTINUED)
 $19,400    General Electric Capital Corp. (L)................  5.31%   12/24/2007   $   19,400
  34,400    General Electric Capital Corp. (L)................  5.45%   01/05/2007       34,400
  49,580    Goldman Sachs Group, Inc. (L).....................  5.46%   03/30/2007       49,599
  24,300    HBOS Treasury Services plc........................  5.28%   02/06/2007       24,172
  26,440    HBOS Treasury Services plc (I)(L).................  5.32%   01/09/2008       26,436
  22,500    HSBC Finance Corp. (L)............................  5.34%   01/04/2008       22,500
  26,750    HSBC Finance Corp. ...............................  5.36%   03/16/2007       26,462
  26,200    JP Morgan Chase & Co. (L).........................  5.32%   01/02/2008       26,200
  44,000    Lehman Brothers Holdings, Inc. (L)................  5.40%   05/31/2007       44,015
  22,000    Merrill Lynch & Co. (L)...........................  5.33%   12/24/2007       22,000
  26,900    Merrill Lynch & Co. (L)...........................  5.36%   05/29/2007       26,899
  25,000    Morgan Stanley Dean Witter, Inc. (L)..............  5.43%   06/26/2007       25,011
  23,000    Morgan Stanley Dean Witter, Inc. (L)..............  5.48%   01/19/2007       23,001
  25,000    Nationwide Building Society (I)...................  5.27%   01/25/2007       24,912
  25,000    Nationwide Building Society (I)...................  5.28%   01/29/2007       24,898
  21,700    Nordea Bank Ab (I)(L).............................  5.33%   01/09/2008       21,700
  25,000    Northern Rock plc.................................  5.28%   01/30/2007       24,894
  25,000    Northern Rock plc.................................  5.30%   03/06/2007       24,766
  32,500    Old Line Funding LLC..............................  5.29%   02/08/2007       32,319
  26,520    Old Line Funding LLC..............................  5.33%   02/07/2007       26,376
  33,500    Sheffield Receivables.............................  5.27%   01/18/2007       33,417
  31,500    Sheffield Receivables.............................  5.30%   01/16/2007       31,431
  22,030    Skandinaviska Enskilda Bank NY (I)(L).............  5.31%   07/19/2007       22,029
  21,600    Skandinaviska Enskilda Bank NY (I)(L).............  5.34%   01/09/2008       21,600
  21,700    SLM Corp. (I)(L)..................................  5.35%   01/11/2008       21,700
  18,135    SLM Corp. (L).....................................  5.50%   01/25/2007       18,137
  24,600    Svenska Handelsbanken Ab..........................  5.30%   03/19/2007       24,327
  53,000    Toyota Motor Credit Corp. (L).....................  5.21%   09/24/2007       53,000
  22,000    Toyota Motor Credit Corp. ........................  5.27%   02/07/2007       21,882
  19,356    Triple A-1 Funding................................  5.30%   01/09/2007       19,333
  26,379    UBS Finance LLC...................................  5.27%   01/02/2007       26,375
  23,700    UBS Finance LLC...................................  5.27%   01/05/2007       23,686
  24,680    Washington Mutual Bank FA (L).....................  5.35%   08/27/2007       24,680
  21,135    Washington Mutual Bank FA (L).....................  5.41%   02/28/2007       21,137
  22,000    Wells Fargo & Co. (L).............................  5.42%   03/23/2007       22,005
  10,200    Westpac Banking Corp. ............................  5.29%   02/06/2007       10,146
  21,600    Westpac Banking Corp. (I)(L)......................  5.32%   01/16/2008       21,600
  20,700    Yorktown Capital..................................  5.27%   01/09/2007       20,676

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE      VALUE (W)
---------                                                       -----   ----------   ----------
CONSUMER CYCLICAL -- (CONTINUED)
            FINANCE -- (CONTINUED)
 $17,500    Yorktown Capital..................................  5.31%   02/15/2007   $   17,386
  22,000    Yorktown Capital..................................  5.33%   02/21/2007       21,836
                                                                                     ----------
                                                                                     $1,782,708
                                                                                     ----------
            Total investments in securities
              (cost $1,876,835) (C)...........................                       $1,876,835
                                                                                     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.04% of total net assets at December 31, 2006.

(C)  Also represents cost for federal tax purposes.

(I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $211,375, which represents 11.25% of total net assets.

(L) Variable rate securities; the yield reported is the rate in effect at December 31, 2006.

(W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALL COMPANY HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 97.4%
            BASIC MATERIALS -- 7.1%
     486    Agrium, Inc. (G)..................................  $   15,320
     134    Airgas, Inc. .....................................       5,422
     407    Arch Coal, Inc. ..................................      12,210
     288    Brush Engineered Materials, Inc. (D)..............       9,713
   3,887    Golden Hope Plantations BHD (A)...................       6,625
     544    Jarden Corp. (D)(G)...............................      18,935
   4,627    Kingboard Chemical Holdings Ltd. (A)..............      18,168
     235    Kinross Gold Corp. (D)............................       2,789
   1,118    Terra Industries, Inc. (D)........................      13,389
                                                                ----------
                                                                   102,571
                                                                ----------
            CAPITAL GOODS -- 3.9%
     225    Bucyrus International, Inc. ......................      11,634
     117    Daktronics, Inc. .................................       4,300
     622    Goodman Global, Inc. (D)..........................      10,694
      36    Hydril Co. (D)....................................       2,684
     223    Marvel Entertainment, Inc. (D)....................       6,002
      36    Scientific Games Corp. Class A (D)................       1,097
     378    TransDigm Group, Inc. (D).........................      10,027
     215    Varian Semiconductor Equipment Associates, Inc.
              (D).............................................       9,802
                                                                ----------
                                                                    56,240
                                                                ----------
            CONSUMER CYCLICAL -- 9.3%
      60    Advance Auto Parts, Inc. .........................       2,123
     134    Be Aerospace, Inc. (D)............................       3,436
      57    Buffalo Wild Wings, Inc. (D)......................       3,027
     223    Children's Place Retail Stores, Inc. (D)..........      14,159
      95    Conceptus, Inc. (D)...............................       2,031
     136    Dick's Sporting Goods, Inc. (D)...................       6,663
     172    DSW, Inc. (D)(G)..................................       6,633
     154    Dufry Group (D)(A)................................      12,854
   6,079    Esun Holdings Ltd. (D)(A).........................       6,333
      56    Gildan Activewear, Inc. (D).......................       2,593
     134    GSI Commerce, Inc. (D)(G).........................       2,509
     973    LKQ Corp. (D).....................................      22,371
      19    Newell Rubbermaid, Inc. ..........................         556
     120    Quanta Services, Inc. (D).........................       2,362
     393    Quicksilver, Inc. (D).............................       6,187
     187    Skechers U.S.A., Inc. Class A (D).................       6,222
      77    The Andersons, Inc. ..............................       3,256
     273    Tween Brands, Inc. (D)............................      10,898
     152    Urban Outfitters, Inc. (D)........................       3,494
     517    VistaPrint Ltd. (D)...............................      17,125
                                                                ----------
                                                                   134,832
                                                                ----------
            CONSUMER STAPLES -- 0.6%
     399    Jones Soda Co. (D)(G).............................       4,909
      45    Jones Soda Co. PIPE (D)++.........................         553
      97    Sanderson Farms, Inc. (G).........................       2,950
                                                                ----------
                                                                     8,412
                                                                ----------
            ENERGY -- 4.7%
      33    Aegean Marine Petroleum Network (D)...............         540
     200    Cabot Oil & Gas Corp. ............................      12,124
     775    Complete Production Services, Inc. (D)............      16,440

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            ENERGY -- (CONTINUED)
     479    Denbury Resources, Inc. (D).......................  $   13,314
      72    ENSCO International, Inc. ........................       3,604
      65    Goodrich Petroleum Corp. (D)(G)...................       2,334
     174    Oilsands Quest, Inc. (D)..........................         875
     438    OPTI Canada, Inc. (D).............................       7,429
      95    Pride International, Inc. (D).....................       2,841
     311    Western Oil Sands, Inc. Class A (D)...............       8,721
                                                                ----------
                                                                    68,222
                                                                ----------
            FINANCE -- 9.0%
   4,419    Aberdeen Asset Management PLC (A).................      16,399
     433    Admiral Group plc (A).............................       9,295
     450    Allied World Assurance Holdings Ltd. .............      19,630
      42    BOK Financial Corp. ..............................       2,298
      73    CB Richard Ellis Group, Inc. Class A (D)..........       2,437
     288    Covanta Holding Corp. (D).........................       6,339
     171    Dade Behring Holdings, Inc. ......................       6,791
      58    Delphi Financial Group Class A....................       2,359
      71    First Republic Bank...............................       2,790
     141    Friedman Billings Ramsey Group, Inc. .............       1,126
      48    Investment Technology Group, Inc. (D).............       2,058
     252    Jamba, Inc. (D)(G)................................       2,537
      80    Jefferies Group, Inc. ............................       2,154
     257    Nuveen Investments, Inc. Class A..................      13,316
     351    ProAssurance Corp. (D)............................      17,535
      33    Signature Bank (D)................................       1,029
      79    Sterling Bancshares, Inc. ........................       1,032
     353    U-Store-It (G)....................................       7,252
     451    Waddell and Reed Financial, Inc. Class A..........      12,328
      20    Wellcare Health Plans, Inc. (D)...................       1,371
                                                                ----------
                                                                   130,076
                                                                ----------
            HEALTH CARE -- 10.4%
      58    Abaxis, Inc. (D)..................................       1,122
      38    Adams Respiratory Therapeutics, Inc. (D)..........       1,539
      48    Alexion Pharmaceuticals, Inc. (D).................       1,939
     494    Alkermes, Inc. (D)................................       6,606
     157    Amylin Pharmaceuticals, Inc. (D)..................       5,679
     425    Arena Pharmaceuticals, Inc. (D)(G)................       5,483
     480    AtheroGenics, Inc. (D)(G).........................       4,754
     194    Charles River Laboratories International, Inc.
              (D).............................................       8,397
     322    Digene Corp. (D)..................................      15,453
     111    DJO, Inc. (D).....................................       4,762
     179    Genomic Health, Inc. (D)..........................       3,320
     403    Herbalife Ltd. (D)................................      16,175
     656    Human Genome Sciences, Inc. (D)(G)................       8,161
     137    Inverness Medical Innovation (D)..................       5,286
     165    Kyphon, Inc. (D)..................................       6,680
     370    LifePoint Hospitals, Inc. (D).....................      12,452
     294    Medicines Co. (D).................................       9,341
     185    Mentor Corp. (G)..................................       9,059
      84    Sunrise Senior Living, Inc. (D)...................       2,571
     531    Symbion, Inc. (D).................................       9,825
      75    Ventana Medical Systems, Inc. (D).................       3,219

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALL COMPANY HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
     159    Vertex Pharmaceuticals, Inc. (D)..................  $    5,934
     193    Warner Chilcott Ltd. (D)..........................       2,666
                                                                ----------
                                                                   150,423
                                                                ----------
            SERVICES -- 15.9%
     186    Allscripts Healthcare Solutions, Inc. (D).........       5,020
      44    Anixter International, Inc. (D)...................       2,384
     114    Central European Media Enterprises Ltd. (D).......       7,993
      69    Corrections Corp. of America (D)..................       3,105
     264    DreamWorks Animation SKG, Inc. (D)................       7,793
     262    Factset Research Systems, Inc. ...................      14,810
     292    Focus Media Holding Ltd. ADR (D)..................      19,380
     316    Foundry Networks, Inc. (D)........................       4,740
     273    GameTech International, Inc. (D)..................       3,268
     302    Hythiam, Inc. (D).................................       2,791
     114    inVentiv Health, Inc. (D).........................       4,026
     299    Iron Mountain, Inc. (D)...........................      12,371
     294    Jackson Hewitt Tax Service, Inc. .................      10,003
      34    Jacobs Engineering Group, Inc. (D)................       2,740
      67    Life Time Fitness, Inc. (D).......................       3,260
     388    Live Nation, Inc. (D).............................       8,701
     718    Mentor Graphics Corp. (D).........................      12,943
     717    MoneyGram International, Inc. ....................      22,493
     107    Orient Express Hotels Ltd. Class A................       5,068
     336    Pinnacle Entertainment, Inc. (D)..................      11,148
     377    Priceline.com, Inc. (D)(G)........................      16,442
     200    Stericycle, Inc. (D)..............................      15,134
       5    Taleo Corp. Class A (D)...........................          66
     513    TeleTech Holdings, Inc. (D).......................      12,260
     207    Washington Group International, Inc. .............      12,360
     214    WNS Holdings Ltd. ADR (D).........................       6,642
     200    World Wrestling Entertainment, Inc. ..............       3,257
                                                                ----------
                                                                   230,198
                                                                ----------
            TECHNOLOGY -- 30.5%
     725    Activision, Inc. (D)..............................      12,500
     467    American Reprographics Co. (D)....................      15,565
      54    Amphenol Corp. Class A............................       3,321
     437    Ansys, Inc. (D)...................................      19,026
     770    Art Technology Group, Inc. (D)....................       1,793
     208    Aspen Technology, Inc. (D)........................       2,292
     121    Baidu.com ADR (D)(G)..............................      13,618
      90    Belden CDT, Inc. .................................       3,514
     402    Brocade Communications Systems, Inc. (D)..........       3,303
     137    China Techfaith Wireless Communication Techology
              Ltd. ADR (D)(G).................................       1,480
     343    Cirrus Logic, Inc. (D)............................       2,357
      39    CoStar Group, Inc. (D)............................       2,094
     229    Ctrip.Com International Ltd. .....................      14,330
     196    EMCORE Corp. (D)..................................       1,081
     141    Equinix, Inc. (D)(G)..............................      10,675

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            TECHNOLOGY -- (CONTINUED)
      31    FormFactor, Inc. (D)..............................  $    1,147
     695    Fossil, Inc. (D)..................................      15,703
     206    Global Payments, Inc. ............................       9,529
     526    Himax Techologies, Inc. ADR (D)...................       2,509
     283    Hologic, Inc. (D).................................      13,363
     471    IHS, Inc. (D).....................................      18,586
      24    Interactive Data Corp. (D)........................         565
     314    Kenexa Corp. (D)(G)...............................      10,434
     337    Leap Wireless International, Inc. (D).............      20,040
     312    Logitech International S.A. (D)...................       8,917
      61    MEMC Electronic Materials, Inc. (D)...............       2,391
     130    Microsemi Corp. (D)...............................       2,562
     198    Ness Technologies, Inc. (D).......................       2,819
     399    Neustar, Inc. (D).................................      12,952
     380    Nuance Communications, Inc. (D)(G)................       4,358
     735    O2Micro International Ltd. ADR (D)................       6,283
     105    Power Integrations, Inc. (D)......................       2,462
     585    QLogic Corp. (D)..................................      12,830
      69    Rackable Systems, Inc. (D)(G).....................       2,146
     753    Red Hat, Inc. (D).................................      17,324
     542    S.O.I. Tec, S.A. (D)(A)(G)........................      19,141
     190    SiRF Technology Holdings, Inc. (D)(G).............       4,851
     275    Sirona Dental Systems, Inc. (G)...................      10,596
      91    Smith Micro Software, Inc. (D)....................       1,296
   1,612    Sonus Networks, Inc. (D)..........................      10,625
     304    Teledyne Technologies, Inc. (D)...................      12,196
   4,418    Tencent Holdings Ltd. (A).........................      15,688
     285    THQ, Inc. (D).....................................       9,264
     313    Transaction Systems Architects, Inc. (D)..........      10,182
      47    Trimble Navigation Ltd. (D).......................       2,400
     188    Triumph Group, Inc. ..............................       9,844
     519    Trizetto Group, Inc. (D)..........................       9,543
     564    VA Software Corp. (D).............................       2,838
     924    VeriFone Holdings, Inc. (D).......................      32,699
     404    Verint Systems, Inc. (D)..........................      13,847
                                                                ----------
                                                                   438,879
                                                                ----------
            TRANSPORTATION -- 6.0%
     314    American Commercial Lines, Inc. (D)...............      20,583
      97    American Rail Car Industries, Inc. ...............       3,315
     385    Copa Holdings S.A. Class A........................      17,930
     173    Florida East Coast Industries, Inc. ..............      10,289
      51    Genesee & Wyoming, Inc. Class A (D)...............       1,333
     369    GOL Linhas Aereas Inteligentes S.A. ADR (G).......      10,587
     106    Kansas City Southern (D)..........................       3,083
     439    Landstar System, Inc. ............................      16,781
      95    Wabtec............................................       2,877
                                                                ----------
                                                                    86,778
                                                                ----------
            Total common stock
              (cost $1,264,915)...............................  $1,406,631
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 9.8%
            REPURCHASE AGREEMENTS -- 1.7%
$    784    Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $      784
   7,546    BNP Paribas Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................       7,546
   1,081    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................       1,081
      12    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................          12
     677    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................         677
     231    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................         231
   5,966    RBS Greenwich Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................       5,966
   7,545    UBS Securities LLC Repurchase Agreement,
              4.75%, 01/02/2007...............................       7,545
     677    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................         677
                                                                ----------
                                                                    24,519
                                                                ----------

 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 8.1%
 117,490    BNY Institutional Cash Reserve Fund...............  $  117,490
                                                                ----------
            Total short-term investments
              (cost $142,009).................................  $  142,009
                                                                ----------
            Total investments in securities
              (cost $1,406,924) (C)...........................  $1,548,640
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.38% of total net assets at December 31, 2006.

(A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $104,503, which represents 7.24% of total net assets.

(C) At December 31, 2006, the cost of securities for federal income tax purposes was $1,410,143 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $161,705
      Unrealized depreciation........................   (23,208)
                                                       --------
      Net unrealized appreciation....................  $138,497
                                                       ========

(D)  Currently non-income producing.

(G)  Security is partially on loan at December 31, 2006.

++ Securities exempt from registration under Regulation D of the Securities Act of 1933. These securities are determined to be liquid. At December 31, 2006, the market value of these securities was $553, which represents 0.04% of total net assets.

(W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 99.8%
            BASIC MATERIALS -- 5.1%
   2,932    Alcoa, Inc. ......................................  $   87,995
     744    Cameco Corp. .....................................      30,075
   1,460    Companhia Vale do Rio Doce ADR (G)................      43,412
     940    Dow Chemical Co. .................................      37,532
     537    E.I. DuPont de Nemours & Co. .....................      26,152
     993    Mittal Steel Co. (G)..............................      41,876
                                                                ----------
                                                                   267,042
                                                                ----------
            CAPITAL GOODS -- 2.6%
     982    American Standard Cos., Inc. .....................      45,039
     597    Boeing Co. .......................................      53,011
     425    Deere & Co. (G)...................................      40,376
                                                                ----------
                                                                   138,426
                                                                ----------
            CONSUMER CYCLICAL -- 8.9%
   1,212    Altria Group, Inc. ...............................     104,048
   2,837    Circuit City Stores, Inc. ........................      53,848
   2,006    D.R. Horton, Inc. ................................      53,136
   1,317    eBay, Inc. (D)....................................      39,593
   1,415    Gap, Inc. ........................................      27,601
   1,228    Home Depot, Inc. .................................      49,297
   1,065    Lowe's Cos, Inc. .................................      33,181
     407    Toyota Motor Corp. (A)............................      27,266
   1,740    Wal-Mart Stores, Inc. ............................      80,353
                                                                ----------
                                                                   468,323
                                                                ----------
            CONSUMER STAPLES -- 6.2%
     399    Bunge Ltd. .......................................      28,961
     429    Clorox Co. .......................................      27,514
       6    Japan Tobacco, Inc. (A)...........................      28,068
   1,329    PepsiCo, Inc. ....................................      83,104
   1,334    Procter & Gamble Co. (G)..........................      85,730
   1,224    Tyson Foods, Inc. Class A.........................      20,128
   1,969    Unilever N.V. NY Shares...........................      53,663
                                                                ----------
                                                                   327,168
                                                                ----------
            ENERGY -- 6.2%
     310    CNOOC Ltd. ADR....................................      29,297
   1,215    EnCana Corp. .....................................      55,829
   1,130    ExxonMobil Corp. .................................      86,592
   2,651    Halliburton Co. ..................................      82,310
     905    Occidental Petroleum Corp. .......................      44,201
      66    Ultra Petroleum Corp (D)..........................       3,161
     520    XTO Energy, Inc. (G)..............................      24,476
                                                                ----------
                                                                   325,866
                                                                ----------
            FINANCE -- 22.4%
   2,815    Aegon N.V. (A)....................................      53,425
   4,575    Akbank T.A.S (A)..................................      27,452
   1,850    American International Group, Inc. ...............     132,578
   2,317    Bank of America Corp. ............................     123,679
   1,147    Bank of New York Co., Inc. .......................      45,142
     638    Capital One Financial Corp. ......................      49,011
   2,777    Citigroup, Inc. ..................................     154,706
   1,641    Countrywide Financial Corp. (G)...................      69,673
   2,055    E*Trade Financial Corp. (D).......................      46,065

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
     613    Federal Home Loan Mortgage Corp. .................  $   41,589
     532    ING Groep N.V.-Sponsored ADR (G)..................      23,507
       5    Mitsubishi UFJ Financial Group, Inc. (A)..........      56,620
     325    Muenchener Rueckversicherungs-Gesellschaft AG
              (A).............................................      55,672
     898    State Street Corp. ...............................      60,534
   1,708    UBS AG............................................     103,069
   1,976    UnitedHealth Group, Inc. .........................     106,154
   1,377    Western Union Co..................................      30,875
                                                                ----------
                                                                 1,179,751
                                                                ----------
            HEALTH CARE -- 10.2%
   1,479    Abbott Laboratories...............................      72,037
   3,709    Boston Scientific Corp. (D).......................      63,724
   2,808    Bristol-Myers Squibb Co. (G)......................      73,909
     355    Cardinal Health, Inc. (G).........................      22,873
   3,387    Elan Corp. plc ADR (D)(G).........................      49,954
   1,642    Eli Lilly & Co. (G)...............................      85,522
   1,726    Sanofi-Aventis S.A. ADR (G).......................      79,699
   2,309    Schering-Plough Corp. ............................      54,573
   1,668    Shionogi & Co., Ltd. (A)..........................      32,758
                                                                ----------
                                                                   535,049
                                                                ----------
            SERVICES -- 8.9%
   1,394    Accenture Ltd. Class A............................      51,473
     450    Fluor Corp. ......................................      36,710
     624    Monster Worldwide, Inc. (D).......................      29,117
   5,308    Sun Microsystems, Inc. (D)........................      28,769
   2,226    Time Warner, Inc. ................................      48,474
   1,616    United Parcel Service, Inc. Class B...............     121,190
   1,493    Viacom, Inc. Class B (D)(G).......................      61,270
   1,116    Walt Disney Co. ..................................      38,239
   3,671    XM Satellite Radio Holdings, Inc. Class A
              (D)(G)..........................................      53,046
                                                                ----------
                                                                   468,288
                                                                ----------
            TECHNOLOGY -- 28.3%
   1,138    Adobe Systems, Inc. (D)...........................      46,774
   3,664    AT&T, Inc. (G)....................................     130,988
   1,499    Broadcom Corp. Class A (D)........................      48,430
   4,865    Cisco Systems, Inc. (D)...........................     132,961
   2,635    Corning, Inc. (D).................................      49,307
   7,551    EMC Corp. (D).....................................      99,677
   4,016    First Data Corp. .................................     102,496
   4,115    Flextronics International Ltd. (D)................      47,240
   6,823    General Electric Co. .............................     253,880
     177    Google, Inc. (D)..................................      81,505
   2,358    Maxim Integrated Products, Inc. (G)...............      72,211
   2,290    Medtronic, Inc. ..................................     122,527
   2,713    Microsoft Corp. (G)...............................      81,022
   1,016    Motorola, Inc. ...................................      20,893
   1,027    Sharp Corp. (A)(G)................................      17,658
   4,207    Sprint Nextel Corp. ..............................      79,474
   1,523    Texas Instruments, Inc. ..........................      43,868
   2,153    Yahoo!, Inc. (D)..................................      54,998
                                                                ----------
                                                                 1,485,909
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
      @v    UTILITIES -- 1.0%
   2,374    British Energy Group PLC (D)(A)...................  $   25,163
     195    E.On AG (A).......................................      26,281
                                                                ----------
                                                                    51,444
                                                                ----------
            Total common stock
              (cost $4,839,704)...............................  $5,247,266
                                                                ----------
PRINCIPAL
 AMOUNT
 -------
      @V
 SHORT-TERM INVESTMENTS -- 0.5%
            REPURCHASE AGREEMENTS -- 0.2%
 $ 2,020    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $    2,020
   2,785    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................       2,785
      30    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................          30
   1,743    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................       1,743
     595    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................         595
   1,744    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................       1,744
                                                                ----------
                                                                     8,917
                                                                ----------
                                                                  MARKET
 SHARES                                                         VALUE (W)
 -------                                                        ----------
      @v    SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 0.3%
  17,647    Navigator Prime Portfolio.........................  $   17,647
                                                                ----------
            Total short-term investments
              (cost $26,564)..................................  $   26,564
                                                                ----------
            Total investments in securities
              (cost $4,866,268) (C)...........................  $5,273,830
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 16.43% of total net assets at December 31, 2006.

(A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $350,363, which represents 6.66% of total net assets.

(C) At December 31, 2006, the cost of securities for federal income tax purposes was $4,908,556 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $ 509,490
      Unrealized depreciation.......................   (144,216)
                                                      ---------
      Net unrealized appreciation...................  $ 365,274
                                                      =========

(D)  Currently non-income producing.

(G)  Security is partially on loan at December 31, 2006.

(W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
MUNICIPAL BONDS -- 0.2%
            GENERAL OBLIGATIONS -- 0.2%
$   7,325   Oregon School Boards Association, Taxable Pension,
              4.76%, 06/30/2028...............................  $    6,651
                                                                ----------
            HOUSING (HFA'S, ETC.) -- 0.0%
      275   Industry Urban DA,
              6.10%, 05/01/2024...............................         282
                                                                ----------
            Total municipal bonds
              (cost $7,606)...................................  $    6,933
                                                                ----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 17.6%
            FINANCE -- 17.3%
    9,450   ACT Depositor Corp.,
              5.47%, 09/22/2041 (I)(L)........................  $    9,114
    8,763   AmeriCredit Automobile Receivables Trust,
              5.20%, 03/06/2011...............................       8,750
  256,064   Banc of America Commercial Mortgage, Inc.,
              4.08%, 12/10/2042 (P)#..........................       4,946
    2,695   Banc of America Commercial Mortgage, Inc.,
              4.43%, 11/10/2039...............................       2,603
  101,748   Banc of America Commercial Mortgage, Inc.,
              4.52%, 09/11/2036 (I)(P)........................       3,457
   20,180   Banc of America Commercial Mortgage, Inc.,
              5.31%, 10/10/2045...............................      20,226
   15,160   Banc of America Commercial Mortgage, Inc.,
              5.32%, 09/10/2047...............................      15,200
   15,300   Banc of America Commercial Mortgage, Inc.,
              5.52%, 07/10/2046 (L)...........................      15,467
   19,220   Banc of America Commercial Mortgage, Inc.,
              6.01%, 07/10/2044 (L)...........................      20,000
    5,880   Banc of America Securities Auto Trust,
              4.49%, 02/18/2013...............................       5,793
    4,200   Bank One Issuance Trust,
              4.77%, 02/16/2016...............................       4,038
    1,243   Bear Stearns Commercial Mortgage Securities, Inc.,
              2.96%, 08/13/2039...............................       1,212
   75,139   Bear Stearns Commercial Mortgage Securities, Inc.,
              4.07%, 07/11/2042 (P)#..........................       2,493
   58,968   Bear Stearns Commercial Mortgage Securities, Inc.,
              4.12%, 11/11/2041 (P)#..........................       1,663
  132,676   Bear Stearns Commercial Mortgage Securities, Inc.,
              5.50%, 02/11/2041 (I)(P)........................       2,222

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
$  15,790   Bear Stearns Commercial Mortgage Securities, Inc.,
              5.58%, 09/11/2041...............................  $   16,026
    2,950   Capital Auto Receivables Asset Trust,
              5.77%, 05/20/2010 (I)...........................       2,957
    3,850   Capital Auto Receivables Asset Trust,
              6.15%, 04/20/2011 (I)...........................       3,858
    5,860   Capital One Auto Finance Trust,
              4.32%, 05/15/2010 #.............................       5,799
   66,452   CBA Commercial Small Balance Commercial Mortgage,
              7.00%, 07/25/2035 (I)(P)#.......................       3,260
   49,297   CBA Commercial Small Balance Commercial Mortgage,
              7.00%, 06/25/2038 (I)(P)........................       3,240
   12,560   Citibank Credit Card Issuance Trust,
              5.70%, 05/15/2013...............................      12,637
    8,050   Citigroup Commercial Mortgage Trust,
              5.25%, 04/15/2040...............................       8,048
   19,950   Citigroup Commercial Mortgage Trust,
              5.43%, 10/15/2049...............................      20,046
   18,500   Citigroup Commercial Mortgage Trust,
              5.91%, 03/15/2049 (L)...........................      19,076
    3,350   Connecticut RRB Special Purpose Trust CL&P,
              6.21%, 12/30/2011...............................       3,454
      631   Conseco Finance Securitizations Corp.,
              5.79%, 05/01/2033...............................         631
    1,753   Countrywide Asset-Backed Certificates,
              5.46%, 07/25/2035...............................       1,735
    7,816   Credit Suisse Mortgage Capital Certificates,
              6.02%, 06/15/2038 (L)...........................       8,120
    1,934   CS First Boston Mortgage Securities Corp.,
              2.08%, 05/15/2038...............................       1,885
  240,946   CS First Boston Mortgage Securities Corp.,
              4.39%, 07/15/2037 (I)(P)........................       6,350
    1,835   CS First Boston Mortgage Securities Corp.,
              4.51%, 07/15/2037...............................       1,794
   15,300   CS First Boston Mortgage Securities Corp.,
              4.69%, 04/15/2037 #.............................      14,917
   12,470   DB Master Finance LLC,
              5.78%, 06/20/2031 (I)...........................      12,625
    4,940   Ford Credit Auto Owner Trust,
              5.30%, 06/15/2012...............................       4,940
  344,101   GE Business Loan Trust,
              6.14%, 05/15/2034 (I)(P)........................       3,782
    9,745   GE Business Loan Trust,
              6.35%, 05/15/2034 (I)(L)........................       9,745
   67,318   GMAC Commercial Mortgage Securities, Inc.,
              4.10%, 12/10/2041 (P)...........................       1,513
   11,660   GMAC Commercial Mortgage Securities, Inc.,
              5.24%, 11/10/2045 (L)...........................      11,577
   12,580   GMAC Mortgage Corp. Loan Trust,
              5.75%, 10/25/2036...............................      12,576

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
            FINANCE -- (CONTINUED)
$ 172,686   Goldman Sachs Mortgage Securities Corp. II,
              4.38%, 08/10/2038 (I)(P)........................  $    1,795
    1,718   Green Tree Financial Corp.,
              7.24%, 06/15/2028...............................       1,798
   19,075   Greenwich Capital Commercial Funding Corp.,
              5.12%, 04/10/2037 (L)...........................      19,007
    9,725   Greenwich Capital Commercial Funding Corp.,
              6.11%, 07/10/2038 (L)...........................      10,179
    2,519   Home Equity Asset Trust,
              4.75%, 06/27/2035 (I)...........................       2,453
   11,405   Hyundai Auto Receivables Trust,
              5.19%, 05/15/2013...............................      11,404
    3,180   Hyundai Auto Receivables Trust,
              5.29%, 11/15/2012...............................       3,182
   95,977   JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              3.68%, 01/15/2038 (I)(P)........................       2,837
  281,619   JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              4.07%, 01/15/2042 (P)...........................       4,510
  677,917   JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              4.82%, 08/12/2037 (P)...........................       2,725
   10,420   JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              4.87%, 03/15/2046...............................      10,228
  475,922   JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              5.42%, 05/12/2045 (P)...........................      12,152
    4,140   JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              5.44%, 12/12/2044...............................       4,167
   14,725   JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              5.44%, 05/15/2045 (L)...........................      14,773
   20,090   JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              5.54%, 12/12/2043 (L)...........................      20,183
    5,738   LB-UBS Commercial Mortgage Trust,
              2.72%, 03/15/2027...............................       5,610
   18,200   LB-UBS Commercial Mortgage Trust,
              5.22%, 02/15/2031 (L)...........................      18,010
   14,725   LB-UBS Commercial Mortgage Trust,
              5.41%, 09/15/2039 (L)...........................      14,760
    4,750   LB-UBS Commercial Mortgage Trust,
              5.45%, 11/15/2038 (L)...........................       4,746
   11,890   LB-UBS Commercial Mortgage Trust,
              5.48%, 11/15/2038 (L)...........................      11,898
    6,553   Lehman Brothers Small Balance Commercial,
              5.52%, 09/25/2030...............................       6,531

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
$   5,180   Lehman Brothers Small Balance Commercial,
              5.62%, 09/25/2036 (I)...........................  $    5,204
   13,390   Marlin Leasing Receivables LLC,
              5.33%, 09/16/2013...............................      13,402
    8,110   MBNA Credit Card Master Note Trust,
              4.10%, 10/15/2012...............................       7,882
    5,250   MBNA Credit Card Master Note Trust,
              4.30%, 02/15/2011...............................       5,181
   13,950   MBNA Credit Card Master Note Trust,
              4.50%, 01/15/2013 (G)...........................      13,712
   66,175   Merrill Lynch Mortgage Trust,
              3.96%, 09/12/2041 (I)(P)........................       2,067
    1,834   Merrill Lynch Mortgage Trust,
              4.56%, 06/12/2043...............................       1,795
  247,621   Merrill Lynch Mortgage Trust,
              4.57%, 06/12/2043 (P)...........................       6,574
   14,725   Merrill Lynch/Countrywide Commercial Mortgage
              Trust,
              5.46%, 07/12/2046 (L)...........................      14,775
    9,920   Merrill Lynch/Countrywide Commercial Mortgage
              Trust,
              6.10%, 06/12/2046 (L)...........................      10,367
    2,280   Morgan Stanley Auto Loan Trust,
              5.00%, 03/15/2012 (I)...........................       2,274
    2,751   Morgan Stanley Capital I,
              7.49%, 04/30/2039 (I)(L)........................       2,752
   73,119   Morgan Stanley Dean Witter Capital I,
              0.0001%, 08/25/2032 (D)(H)(A)...................          --
   31,501   Morgan Stanley Dean Witter Capital I,
              8.05%, 08/25/2032 (H)(P)........................         274
    7,100   Navistar Financial Corp. Owner Trust,
              3.53%, 10/15/2012...............................       6,895
    3,775   Popular ABS Mortgage Pass-Through Trust,
              4.75%, 12/25/2034...............................       3,629
    3,180   Popular ABS Mortgage Pass-Through Trust,
              5.42%, 04/25/2035...............................       3,121
    6,625   Providian Gateway Master Trust,
              3.35%, 09/15/2011 (I)...........................       6,530
    7,360   Providian Gateway Master Trust,
              5.90%, 03/15/2015 (L)...........................       7,360
    4,670   Renaissance Home Equity Loan Trust,
              5.36%, 05/25/2035...............................       4,594
    6,480   Renaissance Home Equity Loan Trust,
              5.75%, 05/25/2036 (L)...........................       6,549
    3,250   Residential Asset Mortgage Products, Inc.,
              4.98%, 08/25/2034...............................       3,202
    9,700   Wachovia Auto Loan Owner Trust,
              5.15%, 07/20/2012 (I)...........................       9,690
    9,970   Wachovia Auto Loan Owner Trust,
              5.29%, 06/20/2012 (I)...........................      10,003
   59,751   Wachovia Bank Commercial Mortgage Trust,
              3.65%, 02/15/2041 (I)(P)........................       1,691

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
            FINANCE -- (CONTINUED)
$ 247,163   Wachovia Bank Commercial Mortgage Trust,
              4.48%, 05/15/2044 (I)(P)........................  $    6,357
    1,835   Wachovia Bank Commercial Mortgage Trust,
              4.52%, 05/15/2044...............................       1,793
    8,050   Wachovia Bank Commercial Mortgage Trust,
              4.72%, 01/15/2041...............................       7,897
   15,000   Wachovia Bank Commercial Mortgage Trust,
              5.42%, 01/15/2045 (L)...........................      15,069
   19,430   Wachovia Bank Commercial Mortgage Trust,
              5.77%, 07/15/2045 (L)...........................      19,999
   14,725   Wachovia Bank Commercial Mortgage Trust,
              5.96%, 05/15/2043 (L)...........................      15,221
                                                                ----------
                                                                   706,582
                                                                ----------
            TRANSPORTATION -- 0.3%
    4,915   Continental Airlines, Inc.,
              6.70%, 06/15/2021 #.............................       5,063
    4,750   Continental Airlines, Inc.,
              8.05%, 11/01/2020 #.............................       5,284
                                                                ----------
                                                                    10,347
                                                                ----------
            Total asset & commercial
              mortgage backed securities
              (cost $719,434).................................  $  716,929
                                                                ----------
CORPORATE BONDS: INVESTMENT GRADE -- 23.6%
            BASIC MATERIALS -- 1.0%
    2,425   Fortune Brands, Inc.,
              5.13%, 01/15/2011 (G)...........................  $    2,380
    7,995   Teck Cominco Ltd.,
              5.38%, 10/01/2015 #.............................       7,744
    6,180   Teck Cominco Ltd.,
              6.13%, 10/01/2035 #.............................       5,938
    5,855   Vale Overseas Limited,
              6.88%, 11/21/2036...............................       6,005
    4,975   Westvaco Corp.,
              7.95%, 02/15/2031 #.............................       5,447
   11,394   Xstrata Finance Canada,
              5.80%, 11/15/2016 (I)...........................      11,361
                                                                ----------
                                                                    38,875
                                                                ----------
            CAPITAL GOODS -- 0.3%
    9,771   Xerox Corp.,
              6.75%, 02/01/2017 #.............................      10,211
                                                                ----------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            CONSUMER CYCLICAL -- 1.0%
$  11,371   D.R. Horton Inc.,
              6.50%, 04/15/2016 (G)...........................  $   11,440
    5,890   Energy Transfer Partners L.P.,
              6.13%, 02/15/2017...............................       5,972
    4,150   Foster's Finance Corp.,
              4.88%, 10/01/2014 (I)#..........................       3,891
   19,060   Home Depot, Inc.,
              5.25%, 12/16/2013...............................      18,918
                                                                ----------
                                                                    40,221
                                                                ----------
            CONSUMER STAPLES -- 0.5%
   11,414   Diageo Finance B.V.,
              5.50%, 04/01/2013 (G)...........................      11,392
    9,025   SABMiller plc,
              6.20%, 07/01/2011 (I)#..........................       9,237
                                                                ----------
                                                                    20,629
                                                                ----------
            ENERGY -- 2.1%
    9,085   Amerada Hess Corp.,
              7.13%, 03/15/2033 #.............................       9,940
   10,515   Anadarko Petroleum Corp.,
              5.95%, 09/15/2016...............................      10,537
    4,000   Consumers Energy Co.,
              5.15%, 02/15/2017 #.............................       3,801
    5,190   Consumers Energy Co.,
              5.38%, 04/15/2013 #.............................       5,140
    6,935   Enterprise Products Operating L.P.,
              4.63%, 10/15/2009 #.............................       6,790
    5,935   Gazprom Capital SA,
              6.21%, 11/22/2016 (I)...........................       5,977
      220   Husky Oil Co.,
              8.90%, 08/15/2028 #.............................         230
    5,795   Nexen, Inc.,
              7.88%, 03/15/2032 #.............................       6,894
    7,960   Petro-Canada,
              5.95%, 05/15/2035 #.............................       7,548
    2,725   Ras Laffan Liquefied Natural Gas Co., Ltd.,
              3.44%, 09/15/2009 (I)#..........................       2,655
   16,410   Ras Laffan Liquefied Natural Gas Co., Ltd.,
              5.30%, 09/30/2020 (I)#..........................      15,722
    3,435   Smepra Energy,
              6.00%, 02/01/2013 #.............................       3,503
    7,195   TNK-BP Finance S.A.,
              7.50%, 07/18/2016 (I)#..........................       7,654
                                                                ----------
                                                                    86,391
                                                                ----------
            FINANCE -- 11.7%
    5,983   ABX Financing Co.,
              6.35%, 10/15/2036 (I)#..........................       5,954
    6,930   Aegon Funding Corp.,
              5.75%, 12/15/2020 #.............................       7,004
    7,300   AES El Salvador Trust,
              6.75%, 02/01/2016 (I)#..........................       7,261
   13,161   Aetna, Inc.,
              5.75%, 06/15/2011 (G)...........................      13,361

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            FINANCE -- (CONTINUED)
$   8,785   Aetna, Inc.,
              6.63%, 06/15/2036 #.............................  $    9,394
   28,464   American Express Credit Corp.,
              6.80%, 09/01/2066 (G)...........................      30,352
       75   Americo Life, Inc.,
              7.88%, 05/01/2013 (I)#..........................          75
   18,030   Amvescap plc,
              4.50%, 12/15/2009 #.............................      17,577
    3,544   Amvescap plc,
              5.38%, 02/27/2013 #.............................       3,507
    5,370   Army Hawaii Family Housing Trust Certificates,
              5.52%, 06/15/2050 (I)#..........................       5,247
   18,341   AXA S.A.,
              6.46%, 12/14/2049 (I)(L)........................      18,109
    9,550   BAC Capital Trust XI,
              6.63%, 05/23/2036 #.............................      10,306
    9,535   BAE Systems Holdings, Inc.,
              5.20%, 08/15/2015 (I)#..........................       9,082
      200   Bank of New York Institutional Capital Trust,
              7.78%, 12/01/2026 (I)#..........................         208
      250   Centura Capital Trust I,
              8.85%, 06/01/2027 (H)#..........................         264
    6,300   Credit Suisse First Boston USA, Inc.,
              6.50%, 01/15/2012 #.............................       6,621
   15,675   Duke Reality L.P.,
              5.95%, 02/15/2017...............................      15,902
    7,300   ERAC USA Finance Co.,
              5.60%, 05/01/2015 (I)#..........................       7,246
    8,170   ERP Operating L.P.,
              6.58%, 04/13/2015 #.............................       8,719
   16,049   Genworth Financial, Inc.,
              6.15%, 11/15/2066...............................      16,026
   17,925   Goldman Sachs Group, Inc.,
              5.95%, 01/15/2027...............................      17,712
    9,530   HSBC Holding plc,
              6.50%, 05/02/2036 #.............................      10,252
   11,875   iStar Financial, Inc.,
              5.95%, 10/15/2013 (I)...........................      11,935
   16,135   JP Morgan Chase Capital XX,
              6.55%, 09/29/2036 #.............................      16,661
    3,785   Kazkommerts International B.V.,
              8.00%, 11/03/2015 (I)(G)........................       3,936
    8,597   Lehman Brothers Holdings, Inc.,
              5.50%, 04/04/2016 (G)...........................       8,596
    9,160   Liberty Mutual Group,
              7.50%, 08/15/2036 #.............................      10,022
   12,600   Merrill Lynch & Co., Inc.,
              6.05%, 05/16/2016 (G)...........................      13,042
    6,575   Merrill Lynch & Co., Inc.,
              6.22%, 09/15/2026...............................       6,775
   28,674   Metlife, Inc.,
              6.40%, 12/15/2036...............................      28,806

PRINCIPAL                                                          Market
AMOUNT (B)                                                       Value (W)
----------                                                       ----------
             FINANCE -- (CONTINUED)
$  10,500    MUFG Capital Finance I Ltd.,
               6.35%, 07/25/2049 (L)#..........................  $   10,656
    3,900    North Street Referenced Linked Notes,
               6.43%, 07/30/2010 (I)(L)........................       3,354
    8,700    PNC Preferred Funding Trust,
               6.52%, 12/29/2049 (I)(G)........................       8,851
    6,988    Principal Financial Group,
               6.05%, 10/15/2036...............................       7,153
      200    Prudential Holdings LLC,
               7.25%, 12/18/2023 (I)#..........................         231
       96    Regional Diversified Funding,
               9.25%, 03/15/2030 (I)#..........................         110
   10,700    Simon Property Group, Inc.,
               7.88%, 03/15/2016 (I)#..........................      12,438
   16,392    SMFG Preferred Capital,
               6.08%, 12/01/2049 (I)(L)........................      16,217
    6,800    St. Paul Travelers Cos., Inc.,
               8.13%, 04/15/2010 #.............................       7,376
   15,422    Standard Chartered plc,
               6.41%, 01/30/2049 (I)(L)........................      15,300
   16,713    Suntrust Capital VIII,
               6.10%, 12/01/2066...............................      16,257
    3,740    Suntrust Preferred Capital,
               5.85%, 12/29/2049 (L)...........................       3,769
    2,882    Travelers Property Casualty Corp.,
               5.00%, 03/15/2013 #.............................       2,813
    6,260    TuranAlem Finance B.V.,
               8.50%, 02/10/2015...............................       6,442
   13,200    US Bank Realty Corp.,
               6.09%, 12/22/2049 (I)(L)........................      13,707
    6,930    Wachovia Bank Commercial Mortgage Trust,
               5.42%, 01/15/2045...............................       6,965
    5,862    WellPoint, Inc.,
               5.85%, 01/15/2036 (G)...........................       5,695
    4,700    WellPoint, Inc.,
               6.80%, 08/01/2012 #.............................       4,985
    7,913    Wells Fargo Capital X,
               5.95%, 12/15/2036...............................       7,755
    9,076    Westfield Group,
               5.70%, 10/01/2016 (I)...........................       9,110
                                                                 ----------
                                                                    479,136
                                                                 ----------
             FOREIGN GOVERNMENTS -- 0.2%
 CAD  200    Canadian Government,
               7.25%, 06/01/2007...............................         174
 CAD  200    Canadian Government,
               9.00%, 03/01/2011...............................         204
    3,370    El Salvador (Republic of),
               8.25%, 04/10/2032 (I)#..........................       4,052
 AUD  300    Italy,
               5.88%, 08/14/2008...............................         234
    3,614    United Mexican States,
               5.63%, 01/15/2017 #.............................       3,618
                                                                 ----------
                                                                      8,282
                                                                 ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            HEALTH CARE -- 0.8%
$   4,120   Baxter International, Inc.,
              5.90%, 09/01/2016 #.............................  $    4,232
    9,475   Cardinal Health, Inc.,
              5.85%, 12/15/2017 #.............................       9,422
    8,124   CVS Lease Pass Through,
              6.04%, 12/10/2028 (I)...........................       8,090
   12,365   Teva Pharmaceuticals Finance LLC,
              6.15%, 02/01/2036...............................      12,014
                                                                ----------
                                                                    33,758
                                                                ----------
            SERVICES -- 2.0%
      100   Comcast Corp.,
              10.63%, 07/15/2012..............................         121
   10,240   Cox Communications, Inc.,
              5.45%, 12/15/2014 (G)...........................       9,976
    7,758   Cox Communications, Inc.,
              5.88%, 12/01/2016 (I)...........................       7,703
    4,970   Cox Communications, Inc.,
              6.45%, 12/01/2036 (I)(G)........................       4,892
    2,350   Electronic Data Systems Corp.,
              3.88%, 07/15/2023 #.............................       2,494
    3,800   FedEx Corp.,
              3.50%, 04/01/2009 #.............................       3,650
    9,625   Marriott International, Inc.,
              6.20%, 06/15/2016 #.............................       9,707
    4,709   Mashantucket Western Pequot Revenue Bond,
              5.91%, 09/01/2021 (I)#..........................       4,503
   15,075   Time Warner Entertainment Co. L.P.,
              8.38%, 07/15/2033 (G)...........................      18,219
    5,120   Time Warner, Inc.,
              6.50%, 11/15/2036...............................       5,096
   15,640   Viacom, Inc.,
              6.88%, 04/30/2036...............................      15,463
                                                                ----------
                                                                    81,824
                                                                ----------
            TECHNOLOGY -- 2.0%
    7,672   AT&T Corp.,
              8.00%, 11/15/2031 #.............................       9,518
   12,600   Cingular Wireless Services, Inc.,
              8.75%, 03/01/2031 #.............................      16,375
      500   Comcast Cable Communications, Inc.,
              8.50%, 05/01/2027 #.............................         614
      165   GTE Corp.,
              8.75%, 11/01/2021 (G)...........................         201
   10,222   Siemens Finance,
              6.13%, 08/17/2026 (I)...........................      10,445
   11,130   Sprint Capital Corp.,
              8.75%, 03/15/2032...............................      13,396
    4,025   TCI Communications, Inc.,
              8.75%, 08/01/2015 #.............................       4,761
    7,975   Tele-Communications, Inc.,
              7.88%, 08/01/2013 #.............................       8,868
   14,925   Telefonica Emisiones SAU,
              6.42%, 06/20/2016 #.............................      15,397

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            TECHNOLOGY -- (CONTINUED)
$   1,500   Verizon Maryland, Inc.,
              8.30%, 08/01/2031 #.............................  $    1,758
      125   Verizon Virginia, Inc.,
              4.63%, 03/15/2013 (G)...........................         117
                                                                ----------
                                                                    81,450
                                                                ----------
            TRANSPORTATION -- 0.5%
    5,696   American Airlines, Inc.,
              7.86%, 10/01/2011 #.............................       6,223
   10,875   CSX Corp.,
              6.75%, 03/15/2011 #.............................      11,419
      325   Roadway Corp.,
              8.25%, 12/01/2008 #.............................         336
    4,025   Royal Caribbean Cruises Ltd.,
              7.50%, 10/15/2027 (G)...........................       3,944
                                                                ----------
                                                                    21,922
                                                                ----------
            UTILITIES -- 1.5%
    6,550   Carolina Power & Light Co.,
              5.25%, 12/15/2015 #.............................       6,441
    7,475   Centerpoint Energy, Inc.,
              6.85%, 06/01/2015 (G)...........................       7,910
    3,875   Detroit Edison Co.,
              6.13%, 10/01/2010 #.............................       3,961
    9,251   Kinder Morgan Finance Co.,
              5.70%, 01/05/2016 #.............................       8,488
    5,735   Northern States Power Co.,
              6.25%, 06/01/2036 #.............................       6,109
   10,938   Oneok Partners L.P.,
              6.65%, 10/01/2036...............................      11,188
    6,130   Peco Energy Corp.,
              5.95%, 10/01/2036...............................       6,228
    3,190   Puget Sound Energy, Inc.,
              7.96%, 02/22/2010 #.............................       3,416
    4,150   Texas-New Mexico Power Co.,
              6.13%, 06/01/2008 #.............................       4,162
    1,400   Westar Energy, Inc.,
              5.15%, 01/01/2017 #.............................       1,330
                                                                ----------
                                                                    59,233
                                                                ----------
            Total corporate bonds: investment grade
              (cost $956,513).................................  $  961,932
                                                                ----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 10.4%
            BASIC MATERIALS -- 1.5%
    8,590   Boise Cascade LLC,
              7.13%, 10/15/2014 #.............................  $    8,311
    9,503   Equistar Chemicals L.P.,
              8.75%, 02/15/2009 (G)...........................       9,954
    3,770   Evraz Group S.A.,
              8.25%, 11/10/2015 (I)...........................       3,878
    3,865   Goodyear Tire & Rubber Co.,
              9.14%, 12/01/2009 (I)(L)(G).....................       3,879
    8,275   Goodyear Tire & Rubber Co.,
              11.25%, 03/01/2011 #............................       9,144
   12,100   Potlatch Corp.,
              13.00%, 12/01/2009 (L)#.........................      13,952

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            BASIC MATERIALS -- (CONTINUED)
$   4,856   Vedanta Resources plc,
              6.63%, 02/22/2010 (I)#..........................  $    4,795
    5,765   Verso Paper Holdings LLC,
              11.38%, 08/01/2016 (I)#.........................       6,053
                                                                ----------
                                                                    59,966
                                                                ----------
            CAPITAL GOODS -- 0.6%
    8,650   Bombardier, Inc.,
              6.30%, 05/01/2014 (I)...........................       8,131
    7,870   Case Corp.,
              7.25%, 01/15/2016...............................       7,968
    6,102   L-3 Communications Corp.,
              3.00%, 08/01/2035 (G)...........................       6,407
                                                                ----------
                                                                    22,506
                                                                ----------
            CONSUMER CYCLICAL -- 1.7%
    9,650   ArvinMeritor, Inc.,
              8.75%, 03/01/2012 (G)...........................       9,915
   10,345   General Motors Corp.,
              6.38%, 05/01/2008 (G)...........................      10,293
    5,765   K. Hovnanian Enterprises,
              6.00%, 01/15/2010 #.............................       5,520
   10,110   Mosaic Co.,
              7.38%, 12/01/2014 (I)(G)........................      10,375
    4,891   Neiman Marcus Group, Inc.,
              10.38%, 10/15/2015 (G)..........................       5,441
    6,985   Supervalu, Inc.,
              7.50%, 11/15/2014...............................       7,283
   11,500   Technical Olympic USA, Inc.,
              8.25%, 04/01/2011 (I)(G)........................      11,213
    9,695   Tenneco, Inc.,
              8.63%, 11/15/2014 (G)...........................       9,889
                                                                ----------
                                                                    69,929
                                                                ----------
            CONSUMER STAPLES -- 0.2%
    4,585   Dole Food Co., Inc.,
              8.63%, 05/01/2009 #.............................       4,556
    4,235   OJSC Myronivsky Hliboproduct,
              10.25%, 11/30/2011 (I)(G).......................       4,325
                                                                ----------
                                                                     8,881
                                                                ----------
            ENERGY -- 0.1%
    3,876   Chesapeake Energy Corp.,
              2.75%, 11/15/2035...............................       3,920
                                                                ----------
            FINANCE -- 1.6%
    4,395   American Real Estate Partners L.P.,
              7.13%, 02/15/2013 #.............................       4,417
    8,070   Avis Budget Car Rental,
              7.87%, 05/15/2014 (I)(L)........................       7,788
    2,680   Drummond Co., Inc.,
              7.38%, 02/15/2016 (I)(G)........................       2,626
   12,040   Ford Motor Credit Co.,
              7.38%, 02/01/2011 (G)...........................      11,919

PRINCIPAL                                                          Market
AMOUNT (B)                                                       Value (W)
----------                                                       ----------
             FINANCE -- (CONTINUED)
$  12,715    Ford Motor Credit Co.,
               9.82%, 04/15/2012 (L)#..........................  $   13,475
   23,935    General Motors Acceptance Corp.,
               6.88%, 09/15/2011 #.............................      24,550
                                                                 ----------
                                                                     64,775
                                                                 ----------
             FOREIGN GOVERNMENTS -- 0.3%
    4,235    Argentina (Republic of),
               7.00%, 09/12/2013...............................       4,069
BRL 8,820    Brazil (Republic of),
               12.50%, 01/05/2022..............................       4,717
    3,970    Turkey (Republic of),
               7.00%, 09/26/2016...............................       4,035
                                                                 ----------
                                                                     12,821
                                                                 ----------
             HEALTH CARE -- 0.5%
    2,825    Biovail Corp.,
               7.88%, 04/01/2010...............................       2,885
   10,210    HCA, Inc.,
               7.88%, 02/01/2011...............................      10,236
    5,565    HCA, Inc.,
               9.25%, 11/15/2016 (I)...........................       5,962
                                                                 ----------
                                                                     19,083
                                                                 ----------
             SERVICES -- 0.9%
    2,220    CSC Holdings, Inc.,
               8.13%, 08/15/2009...............................       2,300
   18,300    Dex Media West LLC,
               9.88%, 08/15/2013 #.............................      19,947
    7,910    Echostar DBS Corp.,
               6.38%, 10/01/2011...............................       7,861
    8,170    SunGard Data Systems, Inc.,
               9.13%, 08/15/2013...............................       8,579
                                                                 ----------
                                                                     38,687
                                                                 ----------
             TECHNOLOGY -- 2.8%
    6,480    Advanced Micro Devices, Inc.,
               7.75%, 11/01/2012 #.............................       6,723
    9,170    Citizens Communications Co.,
               9.00%, 08/15/2031 #.............................       9,949
    6,835    CSC Holdings, Inc.,
               8.13%, 07/15/2009...............................       7,083
    5,325    Dobson Cellular Systems,
               8.38%, 11/01/2011 (I)#..........................       5,611
    8,325    Freescale Semiconductor, Inc.,
               10.13%, 12/15/2016 (I)(G).......................       8,335
    8,670    Intelsat Bermuda Ltd.,
               9.25%, 06/15/2016 (I)#..........................       9,320
    4,335    Level 3 Financing, Inc.,
               9.25%, 11/01/2014 (I)...........................       4,422
    9,695    Nortel Networks Ltd.,
               9.62%, 07/15/2011 (I)(L)#.......................      10,216
    5,150    NXP B.V.,
               8.12%, 10/15/2013 (I)(L)........................       5,227
   10,305    Panamsat Corp.,
               9.00%, 06/15/2016 (I)#..........................      10,910

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
$   9,440   Qwest Communications International, Inc.,
              7.50%, 02/15/2014 #.............................  $    9,723
    2,980   Qwest Corp.,
              7.88%, 09/01/2011 #.............................       3,174
    7,450   Seagate Technology Holdings,
              6.80%, 10/01/2016...............................       7,487
    3,815   Vimpel Communications,
              8.25%, 05/23/2016 (I)...........................       4,006
    9,220   Windstream Corp.,
              8.63%, 08/01/2016 (I)#..........................      10,096
                                                                ----------
                                                                   112,282
                                                                ----------
            UTILITIES -- 0.2%
    9,645   NRG Energy, Inc.,
              7.38%, 02/01/2016 #.............................       9,693
                                                                ----------
            Total corporate bonds: non-investment grade
              (cost $410,740).................................  $  422,543
                                                                ----------
U.S. GOVERNMENT SECURITIES -- 5.6%
            OTHER DIRECT FEDERAL OBLIGATIONS -- 0.3%
    2,350   Federal Home Loan Bank,
              6.05%, 02/20/2007 (L)...........................  $    2,345
   46,200   Tennessee Valley Authority,
              4.75%, 11/01/2025 (N)...........................      11,891
                                                                ----------
                                                                    14,236
                                                                ----------
            U.S. TREASURY SECURITIES -- 5.3%
  104,841   4.50% 2011 -- 2036 (G)............................     103,559
   53,477   4.625% 2016 (G)...................................      53,126
    5,935   4.875% 2009 (G)...................................       5,953
   53,060   5.00% 2008 (G)....................................      53,147
                                                                ----------
                                                                   215,785
                                                                ----------
            Total U.S. government securities
              (cost $232,195).................................  $  230,021
                                                                ----------
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE -- 5.2%
            BASIC MATERIALS -- 0.6%
    6,085   Compass Minerals Group, Inc.,
              6.88%, 12/22/2012 #.............................  $    6,088
   12,238   Georgia-Pacific Corp.,
              7.35%, 02/14/2013 #.............................      12,290
    7,082   Huntsman International, Inc.,
              7.10%, 08/16/2012 #.............................       7,084
                                                                ----------
                                                                    25,462
                                                                ----------
            CONSUMER CYCLICAL -- 0.7%
   19,965   Ford Motor Co.,
              8.36%, 12/12/2013 (Q)#..........................      19,999
    3,282   Invista B.V.,
              6.88%, 04/30/2010 #.............................       3,276

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            CONSUMER CYCLICAL -- (CONTINUED)
$   4,923   Supervalu, Inc.,
              7.10%, 05/30/2013 #.............................  $    4,933
    2,167   William Carter Co.,
              6.87%, 07/14/2012 #.............................       2,163
                                                                ----------
                                                                    30,371
                                                                ----------
            FINANCE -- 0.9%
   11,607   Ameritrade Holding Corp.,
              6.85%, 12/31/2011 #.............................      11,599
   11,871   General Growth Properties,
              6.60%, 02/24/2010...............................      11,802
   11,413   Nasdaq Stock Market, Inc.,
              7.10%, 05/22/2012 #.............................      11,408
                                                                ----------
                                                                    34,809
                                                                ----------
            HEALTH CARE -- 0.7%
    7,281   Community Health Systems,
              7.07%, 08/19/2011 #.............................       7,273
    2,300   DJ Orthopedics LLC,
              6.88%, 04/07/2013 (Q)#..........................       2,294
   11,878   Fresenius Medical Care AG,
              6.74%, 03/23/2012 #.............................      11,797
    8,742   Lifepoint Hospitals, Inc.,
              6.98%, 04/15/2012 #.............................       8,709
                                                                ----------
                                                                    30,073
                                                                ----------
            SERVICES -- 1.4%
    4,567   Allied Waste,
              7.08%, 01/15/2012 #.............................       4,576
   10,298   Allied Waste,
              7.16%, 01/15/2012 #.............................      10,315
    3,189   Gray Television, Inc.,
              6.87%, 11/22/2012 #.............................       3,181
    2,473   Gray Television, Inc.,
              6.88%, 05/22/2013 #.............................       2,469
   13,573   MGM Mirage, Inc.,
              6.53%, 10/03/2011 #.............................      13,360
   12,720   Regal Cinemas, Inc.,
              7.12%, 11/10/2010 #.............................      12,684
    4,319   UPC Financing Partnership,
              7.64%, 03/31/2013 #.............................       4,323
    4,319   UPC Financing Partnership,
              7.64%, 12/31/2013 #.............................       4,322
                                                                ----------
                                                                    55,230
                                                                ----------
            TECHNOLOGY -- 0.7%
    3,282   Cincinnati Bell, Inc.,
              6.93%, 08/31/2012 #.............................       3,275
    9,872   Idearc, Inc.,
              7.35%, 11/17/2014 #.............................       9,923
    3,496   Mediacom Broadband,
              7.17%, 01/31/2015 #.............................       3,477

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
$  10,237   Mediacom Broadband,
              7.37%, 01/31/2015...............................  $   10,173
    2,057   Mediacom LLC,
              7.17%, 01/31/2015 #.............................       2,051
                                                                ----------
                                                                    28,899
                                                                ----------
            UTILITIES -- 0.2%
    4,496   Mirant North America LLC,
              7.10%, 01/03/2013 #.............................       4,486
    2,912   NRG Energy, Inc.,
              7.36%, 01/27/2013 #.............................       2,928
    1,621   Pike Electric, Inc.,
              6.88%, 07/01/2012 #.............................       1,618
                                                                ----------
                                                                     9,032
                                                                ----------
            Total senior floating rate interests:
              non-investment grade
              (cost $214,000).................................  $  213,876
                                                                ----------
U.S. GOVERNMENT AGENCIES -- 31.8%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 9.6%
   21,000   4.10% 2014 #......................................  $   20,462
   69,128   4.50% 2018........................................      66,785
   47,165   5.00% 2034........................................      44,921
   16,826   5.04% 2035 (L)#...................................      16,671
    9,057   5.33% 2036 #......................................       9,041
    4,704   5.45% 2036 (L)#...................................       4,706
   72,230   5.49% 2036 (L)#...................................      71,813
   19,583   5.50% 2018 -- 2034................................      19,389
  133,425   6.00% 2017 -- 2037 (Q)#...........................     134,501
        7   6.50% 2031 -- 2032................................           7
       11   7.50% 2029 -- 2031................................          11
                                                                ----------
                                                                   388,307
                                                                ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 16.0%
      250   3.20% 2009 (L)....................................         244
    4,169   4.69% 2034 (L)....................................       4,097
   10,245   4.72% 2035 (L)....................................      10,058
    4,934   4.73% 2035 (L)....................................       4,855
   12,842   4.79% 2035 (L)....................................      12,624
   28,554   4.82% 2036 (L)....................................      28,375
   30,400   4.875% 2008 (G)...................................      30,297
    6,184   4.88% 2035 (L)....................................       6,121
    4,420   4.91% 2035 (L)....................................       4,347
   11,083   4.93% 2035 (L)....................................      10,909
  206,694   5.00% 2018 -- 2037 (Q)............................     201,893
    7,179   5.09% 2035 (L)....................................       7,121
   30,525   5.21% 2009........................................      30,489
  112,111   5.50% 2013 -- 2034 (Q)#...........................     111,320
   11,546   5.51% 2036 (L)....................................      11,560
  164,173   6.00% 2012 -- 2037 (Q)............................     165,371
   11,164   6.50% 2014 -- 2037 (Q)............................      11,391
       43   7.00% 2016 -- 2032................................          43

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- (CONTINUED)
$   1,378   7.50% 2015 -- 2032................................  $    1,435
        2   8.00% 2032........................................           2
                                                                ----------
                                                                   652,552
                                                                ----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 3.7%
   30,870   5.50% 2033 -- 2034................................      30,704
   96,173   6.00% 2031 -- 2037 (Q)............................      97,458
   23,838   6.50% 2028 -- 2032................................      24,498
       81   7.00% 2030 -- 2031................................          83
       15   8.50% 2024........................................          16
                                                                ----------
                                                                   152,759
                                                                ----------
            SMALL BUSINESS ADMINISTRATION -- 2.5%
    6,197   5.12% 2026........................................       6,128
   12,839   5.36% 2026........................................      12,890
    9,604   5.37% 2026........................................       9,649
    8,948   5.54% 2026........................................       9,073
    9,938   5.57% 2026........................................      10,094
    9,782   5.64% 2026........................................       9,993
   10,627   5.70% 2026........................................      10,865
    8,532   5.82% 2026........................................       8,776
    8,670   5.87% 2026........................................       8,938
    7,722   6.07% 2026........................................       8,039
    8,861   6.14% 2022........................................       9,139
                                                                ----------
                                                                   103,584
                                                                ----------
            Total U.S. government agencies
              (cost $1,308,692)...............................  $1,297,202
                                                                ----------
 SHARES
---------
COMMON STOCK -- 0.0%
            TECHNOLOGY -- 0.0%
       --   XO Holdings, Inc. (D)(H)..........................  $       --
                                                                ----------
            Total common stock
              (cost $--)......................................  $       --
                                                                ----------
WARRANTS -- 0.0%
            TECHNOLOGY -- 0.0%
       --   Ntelos, Inc. (D)(H)(A)............................  $       --
                                                                ----------
            Total warrants
              (cost $1).......................................  $       --
                                                                ----------
            Total long-term investments
              (cost $3,849,180)...............................  $3,849,436
                                                                ----------
PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 20.8%
            BASIC MATERIALS -- 0.4%
$  15,000   Valspar Corp.,
              5.38%, 01/16/2007...............................  $   14,964
                                                                ----------
            CONSUMER STAPLES -- 1.0%
   40,000   Cargill, Inc.,
              5.28%, 01/12/2007...............................      39,930
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            ENERGY -- 0.2%
$  10,000   Weatherford International Ltd.,
              5.33%, 01/11/2007...............................  $    9,984
                                                                ----------
            FINANCE -- 2.4%
   20,000   Countrywide Financial Corp.,
              5.43%, 01/02/2007...............................      19,994
   40,000   Skandinav Enskilda Bank,
              5.28%, 01/10/2007...............................      39,941
   40,000   UBS Finance LLC,
              5.27%, 01/11/2007...............................      39,935
                                                                ==========
            HEALTH CARE -- 0.7%
   30,000   Abbot Laboratories,
              5.27%, 01/09/2007...............................      29,962
                                                                ----------
            INVESTMENT POOLS AND FUNDS -- 0.1%
    3,035   State Street Bank Money Market Fund...............       3,035
                                                                ----------
            REPURCHASE AGREEMENTS -- 7.6%
  111,004   BNP Paribas Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................     111,004
   87,766   RBS Greenwich Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................      87,766
  111,004   UBS Securities LLC Repurchase Agreement,
              4.75%, 01/02/2007...............................     111,004
                                                                ----------
                                                                   309,774
                                                                ----------
            TECHNOLOGY -- 0.5%
   20,000   Verizon Communications,
              5.29%, 01/11/2007...............................      19,968
                                                                ----------
            U.S. TREASURY SECURITIES -- 0.1%
    4,000   U.S. Treasury Bill,
              4.87%, 03/15/2007 (M)(S)........................       3,962
                                                                ----------
            UTILITIES -- 0.4%
   15,000   Dominion Resources, Inc.,
              5.36%, 01/12/2007...............................      14,973
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 7.4%
  302,916   Navigator Prime Portfolio.........................  $  302,916
                                                                ----------
            Total short-term investments
              (cost $849,337).................................  $  849,338
                                                                ----------
            Total investments in securities
              (cost $4,698,517) (C)...........................  $4,698,774
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.51% of total net assets at December 31, 2006.

(A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006 rounds to zero.

(B)  All principal amounts are in U.S. dollars unless otherwise indicated.

      AUD  -- Australian Dollar
      BRL  -- Brazilian Real
      CAD  -- Canadian Dollar

(C) At December 31, 2006, the cost of securities for federal income tax purposes was $4,699,199 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $ 32,358
      Unrealized depreciation........................   (32,783)
                                                       --------
      Net unrealized depreciation....................  $   (425)
                                                       ========

(D)  Currently non-income producing.

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(G)  Security is partially on loan at December 31, 2006.

(H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED   SHARES/PAR           SECURITY          COST BASIS
      --------   ----------           --------          ----------
      5/2003          250     Centura Capital Trust I,
                              due 2027 144A               $  272
      4/2005       73,119     Morgan Stanley Dean
                              Witter Capital I, due
                              2032                            --
      10/2005      31,501     Morgan Stanley Dean
                              Witter Capital I, due
                              2032                           329
      7/2000           --     Ntelos, Inc. warrants            1
      5/2006           --     XO Holdings, Inc.               --

     The aggregate value of these securities at December 31, 2006 rounds to zero.

(I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $495,984, which represents 12.15% of total net assets.

(L) Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2006.

(M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(N) The interest rate disclosed for these securities represents the effective yield as of December 31, 2006.

(P) The interest rate disclosed for interest only strips represents an effective yield based upon estimated future cash flows at December 31, 2006.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

(Q) The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2006 was $370,173.

(S) Security pledged as initial margin deposit for open futures contracts at December 31, 2006.

     FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                       UNREALIZED
                                NUMBER OF                             APPRECIATION
      DESCRIPTION               CONTRACTS*   POSITION   EXPIRATION   (DEPRECIATION)
      -----------               ----------   --------   ----------   --------------
      CBT 5 Year U.S. Treasury
       Note                       3,767       Long      March 2007      $(1,058)
      CBT 2 Year U.S. Treasury
       Note                         879       Long      March 2007         (497)
      CBT U.S. Treasury Long
       Bond                       1,061       Short     March 2007        2,302
                                                                        -------
                                                                        $   747
                                                                        =======

*      The number of contracts does not omit 000's.

(W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                                                                     UNREALIZED
                                                                MARKET          CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION          VALUE           AMOUNT            DATE            (DEPRECIATION)
-----------                                 -----------         ------          --------         ---------         --------------
Euro                                           Buy              $41,003         $41,050          1/04/2007             $ (47)
Euro                                           Sell              41,003          40,705          1/04/2007              (298)
Japanese Yen                                   Buy               19,874          20,618          1/23/2007              (744)
Japanese Yen                                   Sell              19,873          20,421          1/23/2007               548
                                                                                                                       -----
                                                                                                                       $(541)
                                                                                                                       =====

        CREDIT DEFAULT SWAP AGREEMENTS OUTSTANDING AT DECEMBER 31, 2006

                                                                              PAY/                                   UNREALIZED
                                               REFERENCE      BUY/SELL      RECEIVE      EXPIRATION    NOTIONAL     APPRECIATION
COUNTERPARTY                                    ENTITY       PROTECTION    FIXED RATE       DATE        AMOUNT     (DEPRECIATION)
------------                                   ---------     ----------    ----------    ----------    --------    --------------
Lehman Brothers Special Financing, Inc.         GMAC LLC        Sell         0.55%        3/20/2007    $16,500         $  --
Lehman Brothers Special Financing, Inc.        HCA, Inc.         Buy         2.70%       12/20/2010     10,400            95
Lehman Brothers Special Financing, Inc.        HCA, Inc.        Sell         3.50%       12/20/2011     10,400          (138)
                                                                                                                       -----
                                                                                                                       $ (43)
                                                                                                                       =====

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC.

 STATEMENTS OF ASSETS AND LIABILITIES
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                            HARTFORD
                                                                  HARTFORD                  CAPITAL
                                                                  ADVISERS                APPRECIATION
                                                                  HLS FUND                  HLS FUND
                                                              -----------------         ----------------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................     $10,166,864              $15,188,945
  Cash......................................................             375                    2,806
  Foreign currency on deposit with custodian#...............              --                   47,898
  Unrealized appreciation on forward foreign currency
    contracts...............................................               1                       47
  Unrealized appreciation on credit default swap
    contracts...............................................              --                       --
  Receivables:
    Investment securities sold..............................          54,997                   46,827
    Fund shares sold........................................             231                    2,782
    Dividends and interest..................................          34,763                   21,958
    Variation margin........................................              --                       --
  Other assets..............................................              42                       61
                                                                 -----------              -----------
Total assets................................................      10,257,273               15,311,324
                                                                 -----------              -----------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................              --                    6,341
  Unrealized depreciation on credit default swap
    contracts...............................................              --                       --
  Bank overdraft -- U.S. Dollars............................              --                       --
  Bank overdraft -- foreign cash............................              --                       --
  Payable upon return of securities loaned..................       1,781,676                  596,978
  Payables:
    Investment securities purchased.........................           5,583                  131,870
    Fund shares redeemed....................................           8,213                   15,972
    Variation margin........................................              --                       --
    Investment management and advisory fees.................             467                      861
    Administrative services fee.............................             232                      400
    Distribution fees.......................................              43                       96
  Accrued expenses..........................................             840                    1,388
                                                                 -----------              -----------
Total liabilities...........................................       1,797,054                  753,906
                                                                 -----------              -----------
Net assets..................................................     $ 8,460,219              $14,557,418
                                                                 ===========              ===========
SUMMARY OF NET ASSETS:
Capital stock and paid-in capital...........................     $ 7,905,005              $11,580,524
Accumulated undistributed (distribution in excess of) net
  investment income.........................................           7,195                   (2,872)
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................          90,854                  498,316
Unrealized appreciation of investments and the translations
  of assets and liabilities denominated in foreign
  currency..................................................         457,165                2,481,450
                                                                 -----------              -----------
Net assets..................................................     $ 8,460,219              $14,557,418
                                                                 ===========              ===========
Shares authorized...........................................       9,500,000                5,000,000
                                                                 -----------              -----------
Par value...................................................     $     0.001              $     0.001
                                                                 -----------              -----------
CLASS IA: Net asset value per share.........................     $     22.60              $     53.49
                                                                 -----------              -----------
          Shares outstanding................................         318,941                  219,618
                                                                 -----------              -----------
          Net assets........................................     $ 7,207,926              $11,746,831
                                                                 -----------              -----------
CLASS IB: Net asset value per share.........................     $     22.78              $     53.21
                                                                 -----------              -----------
          Shares outstanding................................          54,968                   52,824
                                                                 -----------              -----------
          Net assets........................................     $ 1,252,293              $ 2,810,587
                                                                 -----------              -----------
@ Cost of securities........................................     $ 9,709,700              $12,700,827
                                                                 -----------              -----------
@ Market value of securities on loan........................     $ 1,729,538              $   580,043
                                                                 -----------              -----------
# Cost of foreign currency on deposit with custodian........     $        --              $    48,222
                                                                 -----------              -----------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                 HARTFORD
         HARTFORD             INTERNATIONAL          HARTFORD       HARTFORD       HARTFORD        HARTFORD
    DIVIDEND AND GROWTH       OPPORTUNITIES        MONEY MARKET   SMALL COMPANY   STOCK HLS    TOTAL RETURN BOND
         HLS FUND                HLS FUND            HLS FUND       HLS FUND         FUND          HLS FUND
    -------------------   ----------------------   ------------   -------------   ----------   -----------------
        $8,440,281              $2,147,446          $1,876,835     $1,548,640     $5,273,830      $4,698,774
                --                   9,429                 114             --            19              260
                --                     128                  --             --            --            3,581
                --                     551                  --             --            --              548
                --                      --                  --             --            --               95
            11,993                  18,920                  --         38,521         3,458           18,512
             2,847                   1,422              11,129            895           191            3,659
             7,783                     742               3,499            459         6,211           36,500
                --                      --                  --             --            --               99
                26                       9                   8             23            20               16
        ----------              ----------          ----------     ----------     ----------      ----------
         8,462,930               2,178,647           1,891,585      1,588,538     5,283,729        4,762,044
        ----------              ----------          ----------     ----------     ----------      ----------
                --                     853                  --             --            --            1,089
                --                      --                  --             --            --              138
                --                      --                  --          2,761            --               --
                --                      --                  --              1            --               --
         1,155,920                 173,189                  --        117,490        17,647          302,916
            20,164                  24,297                  --         23,460         5,076          370,173
            10,083                   1,434              12,922            946         3,363            5,291
                --                      --                  --             --            --               83
               437                     127                  64             95           186              146
               200                      54                  51             40           144              112
                55                      13                  11             10            26               36
               567                     254                 178            148           484              331
        ----------              ----------          ----------     ----------     ----------      ----------
         1,187,426                 200,221              13,226        144,951        26,926          680,315
        ----------              ----------          ----------     ----------     ----------      ----------
        $7,275,504              $1,978,426          $1,878,359     $1,443,587     $5,256,803      $4,081,729
        ==========              ==========          ==========     ==========     ==========      ==========
        $5,669,632              $1,612,587          $1,878,359     $1,245,167     $4,781,215      $4,118,692
             3,359                     476                  --             --         4,252            4,639
            80,456                  66,754                  --         56,705        63,774          (42,015)
         1,522,057                 298,609                  --        141,715       407,562              413
        ----------              ----------          ----------     ----------     ----------      ----------
        $7,275,504              $1,978,426          $1,878,359     $1,443,587     $5,256,803      $4,081,729
        ==========              ==========          ==========     ==========     ==========      ==========
         4,000,000               2,625,000           7,000,000      1,500,000     4,000,000        5,000,000
        ----------              ----------          ----------     ----------     ----------      ----------
        $    0.001              $    0.001          $    0.001     $    0.001     $   0.001       $    0.001
        ----------              ----------          ----------     ----------     ----------      ----------
        $    22.79              $    15.23          $     1.00     $    19.07     $   52.57       $    11.24
        ----------              ----------          ----------     ----------     ----------      ----------
           248,854                 104,794           1,558,433         59,730        85,559          270,560
        ----------              ----------          ----------     ----------     ----------      ----------
        $5,671,552              $1,596,055          $1,558,433     $1,138,830     $4,498,001      $3,041,321
        ----------              ----------          ----------     ----------     ----------      ----------
        $    22.72              $    15.36          $     1.00     $    18.71     $   52.45       $    11.19
        ----------              ----------          ----------     ----------     ----------      ----------
            70,589                  24,899             319,926         16,291        14,468           92,981
        ----------              ----------          ----------     ----------     ----------      ----------
        $1,603,952              $  382,371          $  319,926     $  304,757     $ 758,802       $1,040,408
        ----------              ----------          ----------     ----------     ----------      ----------
        $6,918,224              $1,848,645          $1,876,835     $1,406,924     $4,866,268      $4,698,517
        ----------              ----------          ----------     ----------     ----------      ----------
        $1,107,089              $  165,689          $       --     $  113,301     $  16,788       $  296,791
        ----------              ----------          ----------     ----------     ----------      ----------
        $       --              $      125          $       --     $       --     $      --       $    3,590
        ----------              ----------          ----------     ----------     ----------      ----------

 HARTFORD SERIES FUND, INC.

 STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                            HARTFORD
                                                                  HARTFORD                  CAPITAL
                                                                  ADVISERS                APPRECIATION
                                                                  HLS FUND                  HLS FUND
                                                              -----------------         ----------------
INVESTMENT INCOME:
  Dividends.................................................      $101,204                 $  204,568
  Interest..................................................       149,436                     11,133
  Securities lending........................................         4,977                      1,978
  Less: foreign tax withheld................................        (2,981)                    (6,354)
                                                                  --------                 ----------
    Total investment income, net............................       252,636                    211,325
                                                                  --------                 ----------
EXPENSES:
  Investment management and advisory fees...................        35,509                     61,249
  Administrative services fees..............................        17,669                     28,411
  Distribution fees -- Class IB.............................         3,212                      6,937
  Custodian fees............................................           290                      1,800
  Accounting services.......................................         1,325                      2,131
  Board of Directors' fees..................................           148                        230
  Other expenses............................................         1,255                      1,950
                                                                  --------                 ----------
    Total expenses (before waivers and fees paid
     indirectly)............................................        59,408                    102,708
  Commission recapture......................................        (1,015)                    (1,360)
  Custodian fee offset......................................           (77)                       (52)
                                                                  --------                 ----------
    Total waivers and fees paid indirectly..................        (1,092)                    (1,412)
                                                                  --------                 ----------
    Total expenses, net.....................................        58,316                    101,296
                                                                  --------                 ----------
  Net investment income.....................................       194,320                    110,029
                                                                  --------                 ----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................       731,054                  1,783,272
  Net realized gain (loss) on futures, options and swap
    contracts...............................................         3,532                    (12,413)*
  Net realized gain (loss) on foreign currency
    transactions............................................           109                       (282)
                                                                  --------                 ----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS......       734,695                  1,770,577
                                                                  --------                 ----------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................       (63,623)                   293,335
  Net unrealized appreciation (depreciation) of futures,
    options and swap contracts..............................          (457)                        --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...            47                     (6,972)
                                                                  --------                 ----------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS.............................       (64,033)                   286,363
                                                                  --------                 ----------
NET GAIN(LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND SWAP
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS...............       670,662                  2,056,940
                                                                  --------                 ----------
PAYMENTS FROM AFFILIATE (SEE NOTE 3G IN ACCOMPANYING NOTES
  TO FINANCIAL STATEMENTS)..................................         6,804                     11,567
                                                                  --------                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........      $871,786                 $2,178,536
                                                                  ========                 ==========

  * Realized losses on written options were $12,413 for the Hartford Capital Appreciation HLS Fund.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                        HARTFORD                        HARTFORD                    HARTFORD
       HARTFORD       INTERNATIONAL     HARTFORD         SMALL        HARTFORD       TOTAL
     DIVIDEND AND     OPPORTUNITIES   MONEY MARKET      COMPANY        STOCK      RETURN BOND
    GROWTH HLS FUND     HLS FUND        HLS FUND        HLS FUND      HLS FUND      HLS FUND
    ---------------   -------------   ------------   --------------   --------   --------------
      $  161,694        $ 39,111        $    --        $   9,402      $92,268       $    367
           3,745           2,607         90,349            1,568        1,216        206,125
           1,143           1,761             --            1,492        1,695          1,117
          (2,177)         (4,771)            --             (205)      (2,658)            --
      ----------        --------        -------        ---------      --------      --------
         164,405          38,708         90,349           12,257       92,521        207,609
      ----------        --------        -------        ---------      --------      --------
          29,539           8,327          4,419            6,563       13,697         10,202
          13,489           3,507          3,535            2,699       10,608          7,811
           3,828             864            747              642        1,871          2,622
              17             822             10              137          190            116
           1,012             263            265              202          796            586
             107              27             27               21           95             62
             963             282            313              241          731            580
      ----------        --------        -------        ---------      --------      --------
          48,955          14,092          9,316           10,505       27,988         21,979
            (340)           (385)            --             (440)        (987)            --
              (4)             (3)            (5)             (32)         (17)           (80)
      ----------        --------        -------        ---------      --------      --------
            (344)           (388)            (5)            (472)      (1,004)           (80)
      ----------        --------        -------        ---------      --------      --------
          48,611          13,704          9,311           10,033       26,984         21,899
      ----------        --------        -------        ---------      --------      --------
         115,794          25,004         81,038            2,224       65,537        185,710
      ----------        --------        -------        ---------      --------      --------
         538,273         240,667              1          280,268      646,164        (19,320)
              --              --             --               --         (200)        (1,138)
              --          (1,828)            --              (60)         106         (3,287)
      ----------        --------        -------        ---------      --------      --------
         538,273         238,839              1          280,208      646,070        (23,745)
      ----------        --------        -------        ---------      --------      --------
         599,277         122,554             --         (107,792)      (4,482)        21,620
              --              --             --               --           --            705
              --            (180)            --                3           41           (317)
      ----------        --------        -------        ---------      --------      --------
         599,277         122,374             --         (107,789)      (4,441)        22,008
      ----------        --------        -------        ---------      --------      --------
       1,137,550         361,213              1          172,419      641,629         (1,737)
      ----------        --------        -------        ---------      --------      --------
           4,254             314             --            1,839        5,820            107
      ----------        --------        -------        ---------      --------      --------
      $1,257,598        $386,531        $81,039        $ 176,482      $712,986      $184,080
      ==========        ========        =======        =========      ========      ========

 HARTFORD SERIES FUND, INC.

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                          HARTFORD                            HARTFORD
                                                                     ADVISERS HLS FUND             CAPITAL APPRECIATION HLS FUND
                                                               ------------------------------      ------------------------------
                                                               FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                                  ENDED             ENDED             ENDED             ENDED
                                                               DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                   2006              2005              2006              2005
                                                               ------------      ------------      ------------      ------------
OPERATIONS:
  Net investment income (loss).............................    $   194,320       $   196,156       $   110,029       $    96,479
  Net realized gain (loss) on investments, futures, options
    and swap contracts and foreign currency transactions...        734,695           906,755         1,770,577         2,125,947
  Net unrealized appreciation (depreciation) of
    investments, futures, options and swap contracts and
    foreign currency transactions..........................        (64,033)         (420,729)          286,363          (294,622)
  Payments from affiliate..................................          6,804                --            11,567                --
                                                               -----------       -----------       -----------       -----------
  Net increase in net assets resulting from operations.....        871,786           682,182         2,178,536         1,927,804
                                                               -----------       -----------       -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA...............................................       (166,222)         (272,290)         (151,317)          (99,634)
    Class IB...............................................        (25,557)          (39,286)          (29,396)          (15,790)
  From net realized gain on investments
    Class IA...............................................       (516,571)         (351,514)       (1,436,633)       (1,510,221)
    Class IB...............................................        (89,064)          (58,538)         (347,480)         (373,818)
  From tax-return of capital
    Class IA...............................................             --          (118,875)               --                --
    Class IB...............................................             --           (19,797)               --                --
                                                               -----------       -----------       -----------       -----------
    Total distributions....................................       (797,414)         (860,300)       (1,964,826)       (1,999,463)
                                                               -----------       -----------       -----------       -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold.................................................        173,052           187,216           793,724           980,291
      Issued on reinvestment of distributions..............        682,793           742,679         1,587,950         1,609,855
      Redeemed.............................................     (1,869,501)       (2,318,933)       (2,124,483)       (1,962,162)
                                                               -----------       -----------       -----------       -----------
    Total capital share transactions.......................     (1,013,656)       (1,389,038)          257,191           627,984
                                                               -----------       -----------       -----------       -----------
    Class IB
      Sold.................................................         24,003            63,508           106,901           325,619
      Issued on reinvestment of distributions..............        114,621           117,621           376,876           389,608
      Redeemed.............................................       (262,691)         (252,096)         (508,433)         (418,122)
                                                               -----------       -----------       -----------       -----------
    Total capital share transactions.......................       (124,067)          (70,967)          (24,656)          297,105
                                                               -----------       -----------       -----------       -----------
         Net increase (decrease) from capital share
           transactions....................................     (1,137,723)       (1,460,005)          232,535           925,089
                                                               -----------       -----------       -----------       -----------
         Net increase (decrease) in net assets.............     (1,063,351)       (1,638,123)          446,245           853,430
NET ASSETS:
  Beginning of period......................................      9,523,570        11,161,693        14,111,173        13,257,743
                                                               -----------       -----------       -----------       -----------
  End of period............................................    $ 8,460,219       $ 9,523,570       $14,557,418       $14,111,173
                                                               ===========       ===========       ===========       ===========
Accumulated undistributed (distribution in excess of) net
  investment income........................................    $     7,195       $        --       $    (2,872)      $     2,079
                                                               ===========       ===========       ===========       ===========
SHARE ACTIVITY:
    Class IA
      Sold.................................................          7,509             8,100            14,540            17,986
      Issued on reinvestment of distributions..............         30,245            32,735            30,179            30,675
      Redeemed.............................................        (80,891)          (99,678)          (38,693)          (36,297)
                                                               -----------       -----------       -----------       -----------
    Total share activity...................................        (43,137)          (58,843)            6,026            12,364
                                                               -----------       -----------       -----------       -----------
    Class IB
      Sold.................................................          1,030             2,719             1,959             6,092
      Issued on reinvestment of distributions..............          5,036             5,150             7,203             7,457
      Redeemed.............................................        (11,296)          (10,778)           (9,300)           (7,702)
                                                               -----------       -----------       -----------       -----------
    Total share activity...................................         (5,230)           (2,909)             (138)            5,847
                                                               -----------       -----------       -----------       -----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                   HARTFORD
               HARTFORD                  INTERNATIONAL OPPORTUNITIES                   HARTFORD
     DIVIDEND AND GROWTH HLS FUND                  HLS FUND                     MONEY MARKET HLS FUND
    ------------------------------      ------------------------------      ------------------------------
    FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
       ENDED             ENDED             ENDED             ENDED             ENDED             ENDED
    DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
        2006              2005              2006              2005              2006              2005
    ------------      ------------      ------------      ------------      ------------      ------------
     $  115,794        $  103,335        $   25,004        $   16,314       $    81,038       $    44,998
        538,273           247,944           238,839           196,600                 1                 3
        599,277            18,268           122,374           (14,194)               --                --
          4,254                --               314                --                --                --
     ----------        ----------        ----------        ----------       -----------       -----------
      1,257,598           369,547           386,531           198,720            81,039            45,001
     ----------        ----------        ----------        ----------       -----------       -----------
        (93,362)          (91,433)          (38,195)               --           (67,958)          (38,276)
        (22,067)          (23,657)           (4,186)               --           (13,080)           (6,722)
       (395,906)         (211,926)         (118,052)               --                (1)               (2)
       (113,682)          (64,731)          (28,152)               --                --                (1)
             --                --                --                --                --                --
             --                --                --                --                --                --
     ----------        ----------        ----------        ----------       -----------       -----------
       (625,017)         (391,747)         (188,585)               --           (81,039)          (45,001)
     ----------        ----------        ----------        ----------       -----------       -----------
        575,385           702,681           293,361           228,878         1,780,507         4,751,573
        489,268           303,359           156,247                --            68,099            41,530
       (859,340)         (729,202)         (260,149)         (191,381)       (1,644,009)       (4,733,793)
     ----------        ----------        ----------        ----------       -----------       -----------
        205,313           276,838           189,459            37,497           204,597            59,310
     ----------        ----------        ----------        ----------       -----------       -----------
         76,057           183,594            56,023            94,277           300,900           237,251
        135,749            88,388            32,338                --            13,111             7,288
       (259,525)         (154,365)          (68,392)          (62,078)         (258,125)         (233,306)
     ----------        ----------        ----------        ----------       -----------       -----------
        (47,719)          117,617            19,969            32,199            55,886            11,233
     ----------        ----------        ----------        ----------       -----------       -----------
        157,594           394,455           209,428            69,696           260,483            70,543
     ----------        ----------        ----------        ----------       -----------       -----------
        790,175           372,255           407,374           268,416           260,483            70,543
      6,485,329         6,113,074         1,571,052         1,302,636         1,617,876         1,547,333
     ----------        ----------        ----------        ----------       -----------       -----------
     $7,275,504        $6,485,329        $1,978,426        $1,571,052       $ 1,878,359       $ 1,617,876
     ==========        ==========        ==========        ==========       ===========       ===========
     $    3,359        $    1,884        $      476        $   16,708       $        --       $        --
     ==========        ==========        ==========        ==========       ===========       ===========
         26,036            33,702            19,972            18,714         1,780,507         4,751,573
         21,722            14,549            10,497                --            68,099            41,530
        (38,955)          (34,828)          (17,758)          (15,599)       (1,644,009)       (4,733,793)
     ----------        ----------        ----------        ----------       -----------       -----------
          8,803            13,423            12,711             3,115           204,597            59,310
     ----------        ----------        ----------        ----------       -----------       -----------
          3,433             8,897             3,767             7,839           300,900           237,251
          6,046             4,254             2,139                --            13,111             7,288
        (11,758)           (7,409)           (4,647)           (5,150)         (358,125)         (233,306)
     ----------        ----------        ----------        ----------       -----------       -----------
         (2,279)            5,742             1,259             2,689            55,886            11,233
     ----------        ----------        ----------        ----------       -----------       -----------


                HARTFORD
         SMALL COMPANY HLS FUND
     ------------------------------
     FOR THE YEAR      FOR THE YEAR
        ENDED             ENDED
     DECEMBER 31,      DECEMBER 31,
         2006              2005
     ------------      ------------
      $    2,224        $   (2,447)
         280,208           162,093
        (107,789)           52,581
           1,839               972
      ----------        ----------
         176,482           213,199
      ----------        ----------
          (1,995)               --
            (310)               --
        (166,251)               --
         (46,960)               --
              --                --
              --                --
      ----------        ----------
        (215,516)               --
      ----------        ----------
         351,795           472,718
         168,246                --
        (372,191)         (535,159)
      ----------        ----------
         147,850           (62,441)
      ----------        ----------
         127,914            16,785
          47,270                --
         (77,994)          (65,326)
      ----------        ----------
          97,190           (48,541)
      ----------        ----------
         245,040          (110,982)
      ----------        ----------
         206,006           102,217
       1,237,581         1,135,364
      ----------        ----------
      $1,443,587        $1,237,581
      ==========        ==========
      $       --        $        1
      ==========        ==========
          17,120            27,806
           8,874                --
         (17,994)          (31,760)
      ----------        ----------
           8,000            (3,954)
      ----------        ----------
           6,160               961
           2,541                --
          (3,776)           (3,946)
      ----------        ----------
           4,925            (2,985)
      ----------        ----------

 HARTFORD SERIES FUND, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                        HARTFORD                         HARTFORD
                                                                     STOCK HLS FUND             TOTAL RETURN BOND HLS FUND
                                                              ----------------------------    ------------------------------
                                                              FOR THE YEAR    FOR THE YEAR    FOR THE YEAR      FOR THE YEAR
                                                                 ENDED           ENDED           ENDED             ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
                                                                  2006            2005            2006              2005
                                                              ------------    ------------    ------------      ------------
OPERATIONS:
  Net investment income (loss)..............................  $    65,537     $    69,252      $  185,710       $   146,946
  Net realized gain (loss) on investments, futures, options
    and swap contracts and foreign currency transactions....      646,070         542,806         (23,745)            8,818
  Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency
    transactions............................................       (4,441)        (91,561)         22,008           (70,299)
  Payments from affiliate...................................        5,820              --             107                --
                                                              -----------     -----------      ----------       -----------
  Net increase in net assets resulting from operations......      712,986         520,497         184,080            85,465
                                                              -----------     -----------      ----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................      (57,414)        (91,246)       (146,134)         (197,249)
    Class IB................................................       (7,809)        (11,661)        (46,861)          (74,748)
  From net realized gain on investments
    Class IA................................................     (250,786)             --            (400)          (19,030)
    Class IB................................................      (42,418)             --            (149)           (7,689)
  From tax-return of capital
    Class IA................................................           --              --              --                --
    Class IB................................................           --              --              --                --
                                                              -----------     -----------      ----------       -----------
    Total distributions.....................................     (358,427)       (102,907)       (193,544)         (298,716)
                                                              -----------     -----------      ----------       -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................      162,487         288,047         692,110         1,473,648
      Issued on reinvestment of distributions...............      308,200          91,246         146,534           216,279
      Redeemed..............................................   (1,065,093)     (1,611,066)       (533,586)       (1,298,118)
                                                              -----------     -----------      ----------       -----------
    Total capital share transactions........................     (594,406)     (1,231,773)        305,058           391,809
                                                              -----------     -----------      ----------       -----------
    Class IB
      Sold..................................................       33,536         103,222         114,885           176,135
      Issued on reinvestment of distributions...............       50,227          11,661          47,010            82,437
      Redeemed..............................................     (144,888)       (119,161)       (189,475)         (121,501)
                                                              -----------     -----------      ----------       -----------
    Total capital share transactions........................      (61,125)         (4,278)        (27,580)          137,071
                                                              -----------     -----------      ----------       -----------
         Net increase (decrease) from capital share
           transactions.....................................     (655,531)     (1,236,051)        277,478           528,880
                                                              -----------     -----------      ----------       -----------
         Net increase (decrease) in net assets..............     (300,972)       (818,461)        268,014           315,629
NET ASSETS:
  Beginning of period.......................................    5,557,775       6,376,236       3,813,715         3,498,086
                                                              -----------     -----------      ----------       -----------
  End of period.............................................  $ 5,256,803     $ 5,557,775      $4,081,729       $ 3,813,715
                                                              ===========     ===========      ==========       ===========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................  $     4,252     $       835      $    4,639       $    13,086
                                                              ===========     ===========      ==========       ===========
SHARE ACTIVITY:
    Class IA
      Sold..................................................        3,194           6,202          61,030           124,101
      Issued on reinvestment of distributions...............        5,888           1,889          13,029            18,858
      Redeemed..............................................      (20,812)        (34,543)        (47,107)         (109,269)
                                                              -----------     -----------      ----------       -----------
    Total share activity....................................      (11,730)        (26,452)         26,952            33,690
                                                              -----------     -----------      ----------       -----------
    Class IB
      Sold..................................................          656           2,244          10,191            14,913
      Issued on reinvestment of distributions...............          962             242           4,198             7,228
      Redeemed..............................................       (2,835)         (2,555)        (16,792)          (10,349)
                                                              -----------     -----------      ----------       -----------
    Total share activity....................................       (1,217)            (69)         (2,403)           11,792
                                                              -----------     -----------      ----------       -----------

The accompanying notes are an integral part of these financial statements.

                      (This page intentionally left blank)

 HARTFORD SERIES FUND, INC.

 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

1.  ORGANIZATION:

    The Hartford HLS Funds serve as underlying investment vehicles for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company ("HLIC") and its affiliates and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

    Hartford Series Fund, Inc. is comprised of twenty-six portfolios, eight are included in these financial statements, each a "Fund" or together the "Funds" (they are Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund and Hartford Total Return Bond HLS
    Fund)(the "Funds"). The Funds are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"), as diversified open-end management investment companies.

    Each Fund is divided into Class IA and Class IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution fees charged pursuant to Distribution and Service Plans. These Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act.

    Indemnifications: Under the Funds' organizational documents, their directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds' enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. generally accepted accounting principles in the investment company industry:

    a) Security Transactions -- Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

    b) Security Valuation and Investment Income -- Except for Hartford Money Market HLS Fund, the Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is primarily traded but before the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time, referred to as the "Valuation Time") that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund's Board of Directors which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund's shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV per share.

        Debt securities (other than short-term investments and Senior Floating Rate Interests), held by a Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Senior Floating Rate Interests generally trade in over-the-counter markets and are priced through an unaffiliated pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Hartford Money Market HLS Fund's investments and investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

--------------------------------------------------------------------------------

        Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the "Primary Market") at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. System ("Nasdaq") or another over-the-counter ("OTC") market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is primarily traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be the most recent bid quotation on such exchange or market at the Valuation Time.

        Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

        Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

        Futures contracts shall be valued at the final settlement price reported by the applicable futures exchange. If there were no trades as of the valuation day, then the contract shall be valued at the closing bid price as of the Valuation Time.

        Financial instruments for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors.

        A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time. In the event that the applicable pricing service cannot provide the spot currency rates and forward currency rates in a timely fashion, such rates may be obtained from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors.

        Swaps and other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund's Board of Directors.

        Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

    c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included within the net realized and unrealized gain or loss on investments in the accompanying financial statements.

        Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    d) Securities Lending -- The Funds, except for the Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash, which is then invested in short-term money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following day. As with other extensions of credit, these Funds may bear the risk of delay in recovery of loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially.

    e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (Hartford Investment Management), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), or Wellington Management Company LLP (Wellington). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    f) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest receivable.

 HARTFORD SERIES FUND, INC.

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

        Certain Funds, together with other investment management companies having investment advisory agreements with Wellington, have an interest in joint repurchase agreements dated 12/29/06 in the amount of $2,097,116 due 01/02/07 with the brokers indicated in the table below. These joint repurchase agreements are collateralized as follows:

                                                        COLLATERAL        COLLATERAL          COLLATERAL        COLLATERAL
        BROKER                     RATE    PRINCIPAL      VALUE         SECURITY TYPE         COUPON RATE        MATURITY
        ------                     ----    ---------    ----------    ------------------    ---------------    ------------
        Bank of America..........  5.31%   $475,000      $484,500     FNMA                           5.00%            2034
        BNP Paribas..............  5.31%    655,000       668,100     FHLMC                  5.00% - 5.50%     2035 - 2036
                                                                      FNMA                   5.00% - 6.00%     2020 - 2036
        Deutsche Bank............  4.80%      7,116         7,226     U.S. Treasury Bill            4.825%            2007
        Deutsche Bank............  5.30%    410,000       418,200     FHLMC                  4.50% - 8.00%     2116 - 2036
        Morgan Stanley...........  5.30%    140,000       142,800     FHLMC                  4.00% - 6.50%     2008 - 2046
                                                                      FNMA                   4.50% - 7.06%     2009 - 2046
        UBS Securities LLC.......  5.31%    410,000       418,203     FNLMC                  4.50% - 8.00%     2007 - 2036
                                                                      FNMA                   4.50% - 6.00%     2018 - 2046

        The amount to be received upon maturity of each Fund's repurchase agreement is as follows:

                                                                        MATURITY
        FUND                                                             AMOUNT
        ----                                                            --------
        Hartford Advisers HLS Fund..................................    $ 84,691
        Hartford Capital Appreciation HLS Fund......................     369,759
        Hartford Dividend and Growth HLS Fund.......................      75,643
        Hartford International Opportunities HLS Fund...............      23,806
        Hartford Small Company HLS Fund.............................       3,463
        Hartford Stock HLS Fund.....................................       8,922

        Certain Funds, together with other investment management companies having investment advisory agreements with Hartford Investment Management, have an interest in joint repurchase agreements dated 12/29/06 in the amount of $697,665 due 01/02/07 with the brokers indicated in the table below. These joint repurchase agreements are collateralized as follows:

                                                             COLLATERAL        COLLATERAL           COLLATERAL        COLLATERAL
        BROKER                          RATE    PRINCIPAL      VALUE          SECURITY TYPE         COUPON RATE        MATURITY
        ------                          ----    ---------    ----------    -------------------    ---------------    ------------
        BNP Paribas...................  4.75%   $250,000      $255,050     U.S. Treasury Bonds     5.25% - 8.50%       2020-2029
        RBS Greenwich Capital
          Markets.....................  4.75%    197,665       201,624     U.S. Treasury Note             12.00%            2013
        UBS Securities LLC............  4.75%    250,000       255,262     U.S. Treasury Bonds    8.125% - 8.875%      2017-2021
                                                                           U.S. Treasury Note             11.75%            2014

        The amount to be received upon maturity of each Fund's repurchase agreement is as follows:

                                                                        MATURITY
        FUND                                                             AMOUNT
        ----                                                            --------
        Hartford Small Company HLS Fund.............................    $ 21,069
        Hartford Total Return Bond HLS Fund.........................     309,937

    g) Futures and Options Transactions -- Certain Funds may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into futures contracts, they are required to deposit with a futures commission merchant an amount of initial margin of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds.

        At any time prior to the expiration of the futures contract, a Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

        The use of futures contracts involve elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds' strategies and potentially result in loss. Hartford Total Return Bond HLS Fund, as shown in the Schedule of Investments, had outstanding futures contracts as of December 31, 2006.

        The premium paid by the Funds for the purchase of a call or put option is included in the Funds' Statements of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

--------------------------------------------------------------------------------

        The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, which is recorded on the Funds' Statements of Assets and Liabilities and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. Transactions involving written option contracts for the Funds during the year ended December 31, 2006, are summarized below:

                                                                      HARTFORD CAPITAL APPRECIATION HLS FUND
                                                                             OPTION CONTRACTS ACTIVITY
                                                                               DURING THE YEAR ENDED
                                                                                 DECEMBER 31, 2006
                                                                      ---------------------------------------
        CALL OPTIONS WRITTEN DURING THE PERIOD                        NUMBER OF CONTRACTS*    PREMIUM AMOUNTS
        --------------------------------------                        --------------------    ---------------
        Beginning of the period.....................................             --               $    --
        Written.....................................................         42,696                 7,385
        Expired.....................................................             --                    --
        Closed......................................................        (42,696)               (7,385)
        Exercised...................................................             --                    --
                                                                            -------               -------
        End of the period...........................................             --               $    --
                                                                            =======               =======

        * The number of contracts does not omit 000's.

    h) Forward Foreign Currency Contracts -- At December 31, 2006, certain Funds, as shown in the Schedule of Investments, entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

        Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

    i) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. Hartford Capital Appreciation HLS Fund had investments in indexed securities, as of December 31, 2006, as shown in the Schedule of Investments under Exchange Traded Funds.

    j) (1) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (IRC) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of regulated investment companies. The Funds have distributed substantially all of their income and capital gains in prior years and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

    j) (2) The tax character of distributions paid for the periods indicated is as follows (as adjusted for dividends payable):

                                                                      FOR THE YEAR ENDED              FOR THE YEAR ENDED
                                                                      DECEMBER 31, 2006                DECEMBER 31, 2005
                                                                    ----------------------    -----------------------------------
                                                                                LONG-TERM                 LONG-TERM        TAX
                                                                    ORDINARY     CAPITAL      ORDINARY     CAPITAL      RETURN OF
        FUND                                                         INCOME       GAINS        INCOME       GAINS        CAPITAL
        ----                                                        --------    ----------    --------    ----------    ---------
        Hartford Advisers HLS Fund................................  $515,345    $  282,069    $471,157    $  250,471    $138,672
        Hartford Capital Appreciation HLS Fund....................   787,497     1,177,329     340,357     1,659,106          --
        Hartford Dividend and Growth HLS Fund.....................   138,240       486,777     149,221       242,526          --
        Hartford International Opportunities HLS Fund.............   109,112        79,473          --            --          --
        Hartford Money Market HLS Fund............................    81,039            --      45,001            --          --
        Hartford Small Company HLS Fund...........................    32,940       182,576          --            --          --
        Hartford Stock HLS Fund...................................   128,118       230,309     102,907            --          --
        Hartford Total Return Bond HLS Fund.......................   192,995           549     286,964        11,752          --

 HARTFORD SERIES FUND, INC.

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

        As of December 31, 2006, the components of distributable earnings (deficit) on a tax basis were as follows:

                                                                                                                         TOTAL
                                                UNDISTRIBUTED    UNDISTRIBUTED     ACCUMULATED       UNREALIZED       ACCUMULATED
                                                  ORDINARY         LONG-TERM      CAPITAL GAINS     APPRECIATION       EARNINGS
        FUND                                       INCOME        CAPITAL GAIN       (LOSSES)*      (DEPRECIATION)@     (DEFICIT)
        ----                                    -------------    -------------    -------------    ---------------    -----------
        Hartford Advisers HLS Fund............     $76,281         $ 52,423         $     --         $  426,510       $  555,214
        Hartford Capital Appreciation HLS
          Fund................................      81,234          433,398               --          2,462,262        2,976,894
        Hartford Dividend and Growth HLS
          Fund................................      21,396           67,413               --          1,517,063        1,605,872
        Hartford International Opportunities
          HLS Fund............................      15,677           58,669           (5,720)           297,213          365,839
        Hartford Small Company HLS Fund.......      26,151           33,773               --            138,496          198,420
        Hartford Stock HLS Fund...............      52,671           57,643               --            365,274          475,588
        Hartford Total Return Bond HLS Fund...       4,098               --          (40,586)              (475)         (36,963)

    * Certain Funds had capital loss carryforwards that are identified in Note 2 (j) (4).
    @ The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark-to-market of Passive Foreign Investment Companies and basis differences in real estate investment trusts.

    j)  (3) Reclassification of Capital Accounts:

        In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present accumulated undistributed (distribution in excess of) net investment income and accumulated net realized gains (losses) on investments on a tax basis which is considered to be more informative to a shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency, distributions representing a return of capital, class action settlements received, expiration of capital loss carryforwards, expiration of net operating losses, and net operating losses that reduce short-term capital gain distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2006, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                       ACCUMULATED       ACCUMULATED
                                                                      UNDISTRIBUTED      NET REALIZED
                                                                      NET INVESTMENT    GAIN (LOSS) ON    PAID-IN-
        FUND                                                          INCOME (LOSS)      INVESTMENTS      CAPITAL
        ----                                                          --------------    --------------    --------
        Hartford Advisers HLS Fund..................................     $  2,798          $ (2,798)      $     --
        Hartford Capital Appreciation HLS Fund......................       62,578           (62,578)            --
        Hartford Dividend and Growth HLS Fund.......................         (340)              340             --
        Hartford International Opportunities HLS Fund...............        1,059            (1,084)            25
        Hartford Small Company HLS Fund.............................         (559)              559             --
        Hartford Stock HLS Fund.....................................        1,327            (1,328)             1
        Hartford Total Return Bond HLS Fund.........................       (1,269)            1,269             --

    j)  (4) Capital Loss Carryforwards:

        At December 31, 2006 (tax year-end), the following Funds had capital loss carryforwards for U.S. Federal income tax purposes of approximately:

                                                                                  YEAR OF EXPIRATION
                                                                      ------------------------------------------
                                                                      2008    2009     2010     2014      TOTAL
                                                                      ----   ------   ------   -------   -------
        Hartford International Opportunities HLS Fund...............  $826   $3,848   $1,046   $    --   $ 5,720
        Hartford Total Return Bond HLS Fund.........................    --       --       --    40,586    40,586

        Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of the Hartford International Opportunities HLS Fund and Hartford Total Return Bond HLS Fund carryforwards may apply.

    k)  Fund Share Valuation and Dividend Distributions to
        Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders or plan participants. The net asset value of each Fund's shares is determined as of the close of each business day of the Exchange. The net asset value per share is determined separately for each class of each Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund's shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

--------------------------------------------------------------------------------

        Dividends are declared pursuant to a policy adopted by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except Hartford Money Market HLS Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

        Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

        Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles with respect to character and timing. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, losses deferred due to wash sales and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund's capital accounts (see Note 2(j)(3)).

    l) Illiquid and Restricted Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on net asset value. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by that Fund's Board of Directors.

    m)  Securities Purchased on a When-Issued or Delayed-Delivery
        Basis -- Delivery and payment for securities that have been purchased by the Funds on a forward commitment or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. As of December 31, 2006, the Funds entered into outstanding when-issued or forward commitments as follows:

                                                                       MARKET
        FUND                                                           VALUE
        ----                                                          --------
        Hartford Total Return Bond HLS Fund.........................  $370,173

    n) Credit Risk -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bond prices can fall on bad news about the economy, an industry or a company. The share price, yield and total return of a fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

    o) Senior Floating Rate Interests -- Certain Funds, as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Senior floating rate interests are rated below-investment-grade, which suggests they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

    p) Prepayment Risks -- Most senior floating rate interests rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of senior floating rate interests or securities to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon actual maturity. Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security.

        Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown in the Schedule of Investments.

    q) Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the year. Operating results in the future could vary from the amounts derived from management's estimates.

 HARTFORD SERIES FUND, INC.

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

    r) Credit Default Swaps -- Certain HLS Funds may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, an index, or a basket of issuers. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A "seller's" exposure is limited to the total notional amount of the credit default swap contract. A Fund will generally not buy protection on issuers that are not currently held by such Fund. Hartford Total Return Bond HLS Fund, as shown in the Schedule of Investments, had outstanding credit default swaps as of December 31, 2006.

    s) Financial Accounting Standards Board Interpretation No. 48 -- On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 but not before its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the Funds' financial statements has not yet been determined.

    t) Financial Accounting Standards Board Financial Accounting Standard No. 157 -- In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for the Funds' financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statements of Operations for a fiscal period.

3.  EXPENSES:

    a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors), an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders, as applicable.

        The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate the sub-advisers. Investment management and advisory fees are accrued daily and paid monthly.

                       HARTFORD MONEY MARKET HLS FUND(1)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $2 billion................................................    0.250%
On next $3 billion.................................................    0.200%
On next $5 billion.................................................    0.180%
Over $10 billion...................................................    0.170%

(1) Effective January 1, 2007, HL Advisors voluntarily agreed to waive management fees of 0.05% of average total net assets until December 31, 2007.
                            HARTFORD STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.325%
On next $250 million...............................................    0.300%
On next $500 million...............................................    0.275%
Over $1 billion....................................................    0.250%

                    HARTFORD CAPITAL APPRECIATION HLS FUND,
                     HARTFORD DIVIDEND AND GROWTH HLS FUND
               AND HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.575%
On next $250 million...............................................    0.525%
On next $500 million...............................................    0.475%
Over $1 billion....................................................    0.425%

                           HARTFORD ADVISERS HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.480%
On next $250 million...............................................    0.455%
On next $500 million...............................................    0.445%
Over $1 billion....................................................    0.395%

--------------------------------------------------------------------------------

                      HARTFORD TOTAL RETURN BOND HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.325%
On next $250 million...............................................    0.300%
On next $500 million...............................................    0.275%
On next $4 billion.................................................    0.250%
On next $5 billion.................................................    0.230%
Over $10 billion...................................................    0.220%

                        HARTFORD SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.575%
On next $250 million...............................................    0.525%
On next $500 million...............................................    0.475%
On next $500 million...............................................    0.400%
Over $1.5 billion..................................................    0.350%

        Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small Company HLS Fund and Hartford Stock HLS Fund.

        Pursuant to investment services agreements between HL Advisors and Hartford Investment Management, Hartford Investment Management provides the day-to-day investment management services to Hartford Money Market HLS Fund, Hartford Small Company HLS Fund and Hartford Total Return Bond HLS Fund.

        Wellington and Hartford Investment Management determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and Hartford Investment Management regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    b) Administrative Services Agreement -- Under the Administrative Services Agreement between HLIC and each of the following Funds; Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund and Hartford Total Return Bond HLS Fund, HLIC provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors'
        fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HLIC or any other related company. The Funds' administrative services fees are accrued daily and paid monthly.

    c) Accounting Services Agreement -- Under the Fund Accounting Agreement between HLIC and Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund and Hartford Total Return Bond HLS Fund, HLIC provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.015% of each Fund's average daily net assets. The Funds' accounting services fees are accrued daily and paid monthly.

    d) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each Fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

    e) Fees Paid Indirectly -- The Funds have entered into agreements with State Street Global Advisors, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds' expenses. In addition, the Funds' custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2006, these amounts are included in the Statements of Operations.

        The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for periods listed below would have been as follows:

                                       FOR THE YEAR ENDED      FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                       DECEMBER 31, 2006       DECEMBER 31, 2005       DECEMBER 31, 2004
                                      --------------------    --------------------    --------------------
        FUND                          CLASS IA    CLASS IB    CLASS IA    CLASS IB    CLASS IA    CLASS IB
        ----                          --------    --------    --------    --------    --------    --------
        Hartford Advisers HLS
          Fund......................    0.62%       0.87%       0.64%       0.89%       0.66%       0.91%
        Hartford Capital
          Appreciation HLS Fund.....    0.66        0.91        0.67        0.92        0.67        0.92
        Hartford Dividend and Growth
          HLS Fund..................    0.66        0.91        0.66        0.91        0.67        0.92
        Hartford International
          Opportunities HLS Fund....    0.73        0.98        0.74        0.99        0.74        0.99
        Hartford Money Market HLS
          Fund......................    0.48        0.73        0.49        0.74        0.48        0.73
        Hartford Small Company HLS
          Fund......................    0.70        0.95        0.71        0.96        0.70        0.95
        Hartford Stock HLS Fund.....    0.47        0.72        0.48        0.73        0.48        0.73
        Hartford Total Return Bond
          HLS Fund..................    0.49        0.74        0.50        0.75        0.50        0.75

    f) Distribution Plan for Class IB shares -- Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life, Inc.) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

 HARTFORD SERIES FUND, INC.

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

        The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard. The Funds' distribution fees are accrued daily and paid monthly.

    g) Payments from Affiliate -- The Funds are available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and they are offered directly to certain qualified retirement plans ("Products"). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, did not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life (the issuers of such variable annuity products), the Funds' ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Funds to indemnify the Funds for any material harm caused to the Funds from frequent trading by these contracts owners. Pursuant to the agreement, the following amounts have been paid to the Funds indicated in 2006 and 2005. Amounts are recorded as Payments from Affiliate in the Statements of Operations:

        FUND                                                          2006     2005
        ----                                                          -----   ------
        Hartford Dividend and Growth HLS Fund.......................  $ 398   $   --
        Hartford Small Company HLS Fund.............................    189      972
        Hartford Stock HLS Fund.....................................    259       --
        Hartford Total Return Bond HLS Fund.........................    107       --

        On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC's Division of Enforcement's investigation of aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford paid a total of $39.6 million to those Funds that were impacted. The amounts indicated below are for those Funds being reported here. These amounts were recorded on November 8, 2006 and paid on November 22, 2006. The Hartford settled this matter without admitting or denying the findings of the SEC.

        FUND                                                          AMOUNT
        ----                                                          -------
        Hartford Advisers HLS Fund..................................  $ 6,804
        Hartford Capital Appreciation HLS Fund......................   11,567
        Hartford Dividend and Growth HLS Fund.......................    3,856
        Hartford International Opportunities HLS Fund...............      314
        Hartford Small Company HLS Fund.............................    1,650
        Hartford Stock HLS Fund.....................................    5,561

        The total return in the financial highlights includes the impact of the Payments from Affiliate. The tables below show the impact of each of the two payments from Affiliate and the total return for the years ended December 31, 2006 and December 31, 2005, had the Payments from Affiliate been excluded. Had the Payments from Affiliate been excluded, the total return for the years ended December 31, 2006 and December 31, 2005, would have been as follows:

                                                            FOR THE YEAR ENDED       FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                                            DECEMBER 31, 2006        DECEMBER 31, 2006        DECEMBER 31, 2006
                                                           --------------------    ----------------------    --------------------
                                                            IMPACT OF PAYMENT        IMPACT OF PAYMENT           TOTAL RETURN
                                                            FROM AFFILIATE FOR       FROM AFFILIATE FOR       EXCLUDING PAYMENT
                                                              SEC SETTLEMENT       UNRESTRICTED TRANSFERS       FROM AFFILIATE
                                                           --------------------    ----------------------    --------------------
        FUND                                               CLASS IA    CLASS IB    CLASS IA     CLASS IB     CLASS IA    CLASS IB
        ----                                               --------    --------    ---------    ---------    --------    --------
        Hartford Advisers HLS Fund.......................    0.09%       0.09%           --%          --%     10.61%      10.34%
        Hartford Capital Appreciation HLS Fund...........    0.09        0.09            --           --      16.52       16.23
        Hartford Dividend and Growth HLS Fund............    0.06        0.06          0.01         0.01      20.29       19.99
        Hartford International Opportunities HLS Fund....    0.02        0.02            --           --      24.44       24.13
        Hartford Small Company HLS Fund..................    0.14        0.14            --           --      14.29       14.00
        Hartford Stock HLS Fund..........................    0.11        0.12          0.01         0.01      14.53       14.24
        Hartford Total Return Bond HLS Fund..............      --          --            --           --       4.80        4.54

                                                                        FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                                                        DECEMBER 31, 2005        DECEMBER 31, 2005
                                                                      ----------------------    --------------------
                                                                        IMPACT OF PAYMENT           TOTAL RETURN
                                                                        FROM AFFILIATE FOR       EXCLUDING PAYMENT
                                                                      UNRESTRICTED TRANSFERS       FROM AFFILIATE
                                                                      ----------------------    --------------------
        FUND                                                          CLASS IA     CLASS IB     CLASS IA    CLASS IB
        ----                                                          ---------    ---------    --------    --------
        Hartford Small Company HLS Fund.............................    0.10%        0.10%       20.91%      20.61%

--------------------------------------------------------------------------------

4.  INVESTMENT TRANSACTIONS:

    For the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities for Hartford Money Market HLS Fund were $18,993,247 and $18,729,737, respectively. The cost of purchases and proceeds from sales of securities (excluding short-term investments) for the other portfolios were as follows:

                                                             COST OF             SALES             COST OF             SALES
                                                            PURCHASES          PROCEEDS           PURCHASES          PROCEEDS
                                                            EXCLUDING          EXCLUDING             FOR                FOR
                                                         U.S. GOVERNMENT    U.S. GOVERNMENT    U.S. GOVERNMENT    U.S. GOVERNMENT
    FUND                                                   OBLIGATIONS        OBLIGATIONS        OBLIGATIONS        OBLIGATIONS
    ----                                                 ---------------    ---------------    ---------------    ---------------
    Hartford Advisers HLS Fund.........................    $ 6,986,202        $ 8,318,448        $  798,579         $   1,349,254
    Hartford Capital Appreciation HLS Fund.............     10,255,815         12,028,310                --                    --
    Hartford Dividend and Growth HLS Fund..............      1,793,071          2,064,383                --                    --
    Hartford International Opportunities HLS Fund......      2,073,088          2,046,904                --                    --
    Hartford Small Company HLS Fund....................      2,353,214          2,342,351                --                    --
    Hartford Stock HLS Fund............................      5,128,616          6,056,470                --                    --
    Hartford Total Return Bond HLS Fund................     10,448,823         10,092,089         8,901,151             9,068,329

5.  LINE OF CREDIT:

    The Funds, except for the Hartford Money Market HLS Fund, participate in a $650,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended December 31, 2006, the Funds did not have any borrowings under this facility.

 HARTFORD SERIES FUND, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     -- SELECTED PER-SHARE DATA(2) --
                                --------------------------------------------------------------------------
                                                                         NET
                                                                      REALIZED
                                                                         AND
                                NET ASSET      NET       PAYMENTS    UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                                BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                                ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD ADVISERS HLS FUND
 For the Year Ended December
   31, 2006
 Class IA.....................   $22.53       $ 0.58       $0.02       $  1.81      $  2.41       $(0.57)
 Class IB.....................    22.70         0.51        0.02          1.83         2.36        (0.51)
 For the Year Ended December
   31, 2005
 Class IA.....................    23.04         0.54          --          1.12         1.66        (0.77)
 Class IB.....................    23.17         0.47          --          1.15         1.62        (0.69)
 For the Year Ended December
   31, 2004
 Class IA.....................    22.67         0.51          --          0.33         0.84        (0.47)
 Class IB.....................    22.81         0.48          --          0.30         0.78        (0.42)
 For the Year Ended December
   31, 2003
 Class IA.....................    19.59         0.42          --          3.18         3.60        (0.52)
 Class IB.....................    19.72         0.41          --          3.16         3.57        (0.48)
 For the Year Ended December
   31, 2002
 Class IA.....................    23.44(3)      0.51(3)       --         (4.10)(3)    (3.59)       (0.26)(3)
 Class IB.....................    23.60(3)      0.46(3)       --         (4.10)(3)    (3.64)       (0.24)(3)
HARTFORD CAPITAL APPRECIATION
 HLS FUND
 For the Year Ended December
   31, 2006
 Class IA.....................    52.99         0.50        0.04          7.88         8.42        (0.76)
 Class IB.....................    52.75         0.36        0.04          7.83         8.23        (0.61)
 For the Year Ended December
   31, 2005
 Class IA.....................    53.43         0.45          --          7.57         8.02        (0.52)
 Class IB.....................    53.18         0.25          --          7.59         7.84        (0.33)
 For the Year Ended December
   31, 2004
 Class IA.....................    44.91         0.35          --          8.34         8.69        (0.17)
 Class IB.....................    44.76         0.27          --          8.26         8.53        (0.11)
 For the Year Ended December
   31, 2003
 Class IA.....................    31.70         0.26          --         13.17        13.43        (0.22)
 Class IB.....................    31.63         0.19          --         13.10        13.29        (0.16)
 For the Year Ended December
   31, 2002
 Class IA.....................    39.75(3)      0.15(3)       --         (8.01)(3)    (7.86)       (0.19)(3)
 Class IB.....................    39.68(3)      0.12(3)       --         (8.03)(3)    (7.91)       (0.14)(3)
HARTFORD DIVIDEND AND GROWTH
 HLS FUND
 For the Year Ended December
   31, 2006
 Class IA.....................    20.74         0.40        0.01          3.77         4.18        (0.41)
 Class IB.....................    20.68         0.35        0.01          3.74         4.10        (0.34)
 For the Year Ended December
   31, 2005
 Class IA.....................    20.83         0.36          --          0.87         1.23        (0.40)
 Class IB.....................    20.76         0.29          --          0.89         1.18        (0.34)
 For the Year Ended December
   31, 2004
 Class IA.....................    18.77         0.32          --          2.01         2.33        (0.27)
 Class IB.....................    18.72         0.27          --          2.00         2.27        (0.23)
 For the Year Ended December
   31, 2003
 Class IA.....................    15.09         0.24          --          3.79         4.03        (0.25)
 Class IB.....................    15.07         0.21          --          3.76         3.97        (0.22)
 For the Year Ended December
   31, 2002
 Class IA.....................    18.80(3)      0.25(3)       --         (3.64)(3)    (3.39)       (0.23)(3)
 Class IB.....................    18.79(3)      0.24(3)       --         (3.66)(3)    (3.42)       (0.21)(3)

                                      -- SELECTED PER-SHARE DATA(2) --               -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------   ---------------------------------------------

                                                                                   NET        NET
                                DISTRIBUTIONS                                    INCREASE    ASSET
                                    FROM                                        (DECREASE)   VALUE
                                  REALIZED      DISTRIBUTIONS                     IN NET     AT END               NET ASSETS
                                   CAPITAL          FROM            TOTAL         ASSET        OF      TOTAL       AT END OF
                                    GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD    RETURN       PERIOD
                                -------------   -------------   -------------   ----------   ------    ------     -----------
HARTFORD ADVISERS HLS FUND
 For the Year Ended December
   31, 2006
 Class IA.....................     $(1.77)         $   --          $(2.34)       $  0.07     $22.60     10.70%(5) $ 7,207,926
 Class IB.....................      (1.77)             --           (2.28)          0.08      22.78     10.43(5)    1,252,293
 For the Year Ended December
   31, 2005
 Class IA.....................      (1.04)          (0.36)          (2.17)         (0.51)     22.53      0.07       8,157,354
 Class IB.....................      (1.04)          (0.36)          (2.09)         (0.47)     22.70      6.97       1,366,216
 For the Year Ended December
   31, 2004
 Class IA.....................         --              --           (0.47)          0.37      23.04      3.74       9,699,374
 Class IB.....................         --              --           (0.42)          0.36      23.17      3.48       1,462,319
 For the Year Ended December
   31, 2003
 Class IA.....................         --              --           (0.52)          3.08      22.67     18.49      10,358,449
 Class IB.....................         --              --           (0.48)          3.09      22.81     18.20       1,263,641
 For the Year Ended December
   31, 2002
 Class IA.....................         --(3)           --           (0.26)         (3.85)     19.59(3) (13.79)      9,249,397
 Class IB.....................         --(3)           --           (0.24)         (3.88)     19.72(3) (13.99)        672,078
HARTFORD CAPITAL APPRECIATION
 HLS FUND
 For the Year Ended December
   31, 2006
 Class IA.....................      (7.16)             --           (7.92)          0.50      53.49     16.61(5)   11,746,831
 Class IB.....................      (7.16)             --           (7.77)          0.46      53.21     16.32(5)    2,810,587
 For the Year Ended December
   31, 2005
 Class IA.....................      (7.94)             --           (8.46)         (0.44)     52.99     15.55      11,317,561
 Class IB.....................      (7.94)             --           (8.27)         (0.43)     52.75     15.26       2,793,612
 For the Year Ended December
   31, 2004
 Class IA.....................         --              --           (0.17)          8.52      53.43     19.36      10,751,945
 Class IB.....................         --              --           (0.11)          8.42      53.18     19.07       2,505,798
 For the Year Ended December
   31, 2003
 Class IA.....................         --              --           (0.22)         13.21      44.91     42.38       8,912,749
 Class IB.....................         --              --           (0.16)         13.13      44.76     42.02       1,579,399
 For the Year Ended December
   31, 2002
 Class IA.....................         --(3)           --           (0.19)         (8.05)     31.70(3) (19.70)      6,240,859
 Class IB.....................         --(3)           --           (0.14)         (8.05)     31.63(3) (19.88)        588,013
HARTFORD DIVIDEND AND GROWTH
 HLS FUND
 For the Year Ended December
   31, 2006
 Class IA.....................      (1.72)             --           (2.13)          2.05      22.79     20.36%(5)   5,671,552
 Class IB.....................      (1.72)             --           (2.06)          2.04      22.72     20.06(5)    1,603,952
 For the Year Ended December
   31, 2005
 Class IA.....................      (0.92)             --           (1.32)         (0.09)     20.74      5.96       4,978,773
 Class IB.....................      (0.92)             --           (1.26)         (0.08)     20.68      5.70       1,506,556
 For the Year Ended December
   31, 2004
 Class IA.....................         --              --           (0.27)          2.06      20.83     12.42       4,719,663
 Class IB.....................         --              --           (0.23)          2.04      20.76     12.14       1,393,412
 For the Year Ended December
   31, 2003
 Class IA.....................      (0.10)             --           (0.35)          3.68      18.77     26.80       3,927,415
 Class IB.....................      (0.10)             --           (0.32)          3.65      18.72     26.48         902,779
 For the Year Ended December
   31, 2002
 Class IA.....................      (0.09)(3)          --           (0.32)         (3.71)     15.09(3) (14.23)      2,810,625
 Class IB.....................      (0.09)(3)          --           (0.30)         (3.72)     15.07(3) (14.42)        327,617

                                       -- RATIOS AND SUPPLEMENTAL DATA --
                                ------------------------------------------------
                                                           RATIO OF
                                 RATIO OF     RATIO OF       NET
                                 EXPENSES     EXPENSES    INVESTMENT
                                TO AVERAGE   TO AVERAGE     INCOME
                                NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                  BEFORE       AFTER         NET       TURNOVER
                                WAIVERS(1)   WAIVERS(1)     ASSETS      RATE(4)
                                ----------   ----------   ----------   ---------
HARTFORD ADVISERS HLS FUND
 For the Year Ended December
   31, 2006
 Class IA.....................     0.64%        0.64%        2.24%        113%
 Class IB.....................     0.89         0.89         1.99          --
 For the Year Ended December
   31, 2005
 Class IA.....................     0.66         0.65         1.96          89
 Class IB.....................     0.91         0.90         1.72          --
 For the Year Ended December
   31, 2004
 Class IA.....................     0.67         0.67         2.16          36
 Class IB.....................     0.92         0.92         1.91          --
 For the Year Ended December
   31, 2003
 Class IA.....................     0.67         0.67         2.03          48
 Class IB.....................     0.92         0.92         1.78          --
 For the Year Ended December
   31, 2002
 Class IA.....................     0.67         0.67         2.29          47
 Class IB.....................     0.92         0.90         2.07          --
HARTFORD CAPITAL APPRECIATION
 HLS FUND
 For the Year Ended December
   31, 2006
 Class IA.....................     0.67         0.67         0.82          73
 Class IB.....................     0.92         0.92         0.57          --
 For the Year Ended December
   31, 2005
 Class IA.....................     0.70         0.70         0.78          97
 Class IB.....................     0.95         0.95         0.53          --
 For the Year Ended December
   31, 2004
 Class IA.....................     0.70         0.70         0.77          89
 Class IB.....................     0.95         0.95         0.52          --
 For the Year Ended December
   31, 2003
 Class IA.....................     0.69         0.69         0.77          94
 Class IB.....................     0.94         0.94         0.52          --
 For the Year Ended December
   31, 2002
 Class IA.....................     0.69         0.69         0.64          94
 Class IB.....................     0.94         0.92         0.41          --
HARTFORD DIVIDEND AND GROWTH
 HLS FUND
 For the Year Ended December
   31, 2006
 Class IA.....................     0.67         0.67         1.77%         27
 Class IB.....................     0.92         0.92         1.52          --
 For the Year Ended December
   31, 2005
 Class IA.....................     0.67         0.67         1.70          26
 Class IB.....................     0.92         0.92         1.45          --
 For the Year Ended December
   31, 2004
 Class IA.....................     0.68         0.68         1.73          27
 Class IB.....................     0.93         0.93         1.48          --
 For the Year Ended December
   31, 2003
 Class IA.....................     0.69         0.69         1.61          31
 Class IB.....................     0.94         0.94         1.36          --
 For the Year Ended December
   31, 2002
 Class IA.....................     0.69         0.69         1.56          43
 Class IB.....................     0.94         0.92         1.33          --

---------------
(1) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(2) Information presented relates to a share outstanding throughout the indicated period.
(3) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5) Total return without the inclusion of the Payments from Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(6) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                     -- SELECTED PER-SHARE DATA(2) --
                                --------------------------------------------------------------------------
                                                                         NET
                                                                      REALIZED
                                                                         AND
                                NET ASSET      NET       PAYMENTS    UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                                BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                                ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
 For the Year Ended December
   31, 2006
 Class IA.....................   $13.59       $ 0.22       $  --       $  3.05      $  3.27       $(0.40)
 Class IB.....................    13.52         0.18          --          3.07         3.25        (0.18)
 For the Year Ended December
   31, 2005
 Class IA.....................    11.86         0.14          --          1.59         1.73           --
 Class IB.....................    11.83         0.13          --          1.56         1.69           --
 For the Year Ended December
   31, 2004
 Class IA.....................    10.11         0.10          --          1.73         1.83        (0.08)
 Class IB.....................    10.09         0.08          --          1.72         1.80        (0.06)
 For the Year Ended December
   31, 2003
 Class IA.....................     7.66         0.09          --          2.44         2.53        (0.08)
 Class IB.....................     7.66         0.07          --          2.43         2.50        (0.07)
 For the Year Ended December
   31, 2002
 Class IA.....................     9.53(3)      0.17(3)       --         (1.94)(3)    (1.77)       (0.10)(3)
 Class IB.....................     9.51(3)      0.14(3)       --         (1.91)(3)    (1.77)       (0.08)(3)
HARTFORD MONEY MARKET HLS FUND
 For the Year Ended December
   31, 2006
 Class IA.....................     1.00         0.05          --            --         0.05        (0.05)
 Class IB.....................     1.00         0.04          --            --         0.04        (0.04)
 For the Year Ended December
   31, 2005
 Class IA.....................     1.00         0.03          --            --         0.03        (0.03)
 Class IB.....................     1.00         0.03          --            --         0.03        (0.03)
 For the Year Ended December
   31, 2004
 Class IA.....................     1.00           --          --            --           --           --
 Class IB.....................     1.00           --          --            --           --           --
 For the Year Ended December
   31, 2003
 Class IA.....................     1.00         0.01          --            --         0.01        (0.01)
 Class IB.....................     1.00           --          --            --           --           --
 For the Year Ended December
   31, 2002
 Class IA.....................     1.00         0.01          --            --         0.01        (0.01)
 Class IB.....................     1.00         0.01          --            --         0.01        (0.01)
HARTFORD SMALL COMPANY HLS
 FUND
 For the Year Ended December
   31, 2006
 Class IA.....................    19.66         0.05        0.02          2.75         2.82        (0.04)
 Class IB.....................    19.38           --        0.02          2.70         2.72        (0.02)
 For the Year Ended December
   31, 2005
 Class IA.....................    16.25        (0.04)       0.02          3.43         3.41           --
 Class IB.....................    16.06        (0.05)       0.02          3.35         3.32           --
 For the Year Ended December
   31, 2004
 Class IA.....................    14.49        (0.07)         --          1.83         1.76           --
 Class IB.....................    14.35        (0.09)         --          1.80         1.71           --
 For the Year Ended December
   31, 2003
 Class IA.....................     9.29        (0.04)         --          5.24         5.20           --
 Class IB.....................     9.23        (0.04)         --          5.16         5.12           --
 For the Year Ended December
   31, 2002
 Class IA.....................    13.32(3)     (0.08)(3)      --         (3.95)(3)    (4.03)          --(3)
 Class IB.....................    13.26(3)     (0.06)(3)      --         (3.97)(3)    (4.03)          --(3)

                                      -- SELECTED PER-SHARE DATA(2) --               -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------   ---------------------------------------------

                                                                                   NET        NET
                                DISTRIBUTIONS                                    INCREASE    ASSET
                                    FROM                                        (DECREASE)   VALUE
                                  REALIZED      DISTRIBUTIONS                     IN NET     AT END               NET ASSETS
                                   CAPITAL          FROM            TOTAL         ASSET        OF      TOTAL       AT END OF
                                    GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD    RETURN       PERIOD
                                -------------   -------------   -------------   ----------   ------    ------     -----------
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
 For the Year Ended December
   31, 2006
 Class IA.....................     $(1.23)         $   --          $(1.63)       $  1.64     $15.23     24.46(5)  $ 1,596,055
 Class IB.....................      (1.23)             --           (1.41)          1.84      15.36     24.15(5)      382,371
 For the Year Ended December
   31, 2005
 Class IA.....................         --              --              --           1.73      13.59     14.62       1,251,426
 Class IB.....................         --              --              --           1.69      13.52     14.33         319,626
 For the Year Ended December
   31, 2004
 Class IA.....................         --              --           (0.08)          1.75      11.86     18.08       1,054,884
 Class IB.....................         --              --           (0.06)          1.74      11.83     17.79         247,752
 For the Year Ended December
   31, 2003
 Class IA.....................         --              --           (0.08)          2.45      10.11     33.10         823,760
 Class IB.....................         --              --           (0.07)          2.43      10.09     32.76          76,246
 For the Year Ended December
   31, 2002
 Class IA.....................         --(3)           --           (0.10)         (1.87)      7.66(3) (17.93)        646,903
 Class IB.....................         --(3)           --           (0.08)         (1.85)      7.66(3) (18.12)         26,641
HARTFORD MONEY MARKET HLS FUND
 For the Year Ended December
   31, 2006
 Class IA.....................         --              --           (0.05)            --       1.00      4.69%      1,558,433
 Class IB.....................         --              --           (0.04)            --       1.00      4.43         319,926
 For the Year Ended December
   31, 2005
 Class IA.....................         --              --           (0.03)            --       1.00      2.84       1,353,836
 Class IB.....................         --              --           (0.03)            --       1.00      2.58         264,040
 For the Year Ended December
   31, 2004
 Class IA.....................         --              --              --             --       1.00      0.94       1,294,525
 Class IB.....................         --              --              --             --       1.00      0.69         252,808
 For the Year Ended December
   31, 2003
 Class IA.....................         --              --           (0.01)            --       1.00      0.75       1,609,439
 Class IB.....................         --              --              --             --       1.00      0.50         240,930
 For the Year Ended December
   31, 2002
 Class IA.....................         --              --           (0.01)            --       1.00      1.47       2,319,456
 Class IB.....................         --              --           (0.01)            --       1.00      1.24         261,914
HARTFORD SMALL COMPANY HLS
 FUND
 For the Year Ended December
   31, 2006
 Class IA.....................      (3.37)             --           (3.41)         (0.59)     19.07     14.43(5)    1,138,830
 Class IB.....................      (3.37)             --           (3.39)         (0.67)     18.71     14.14(5)      304,757
 For the Year Ended December
   31, 2005
 Class IA.....................         --              --              --           3.41      19.66     21.01(5)    1,017,271
 Class IB.....................         --              --              --           3.32      19.38     20.71(5)      220,310
 For the Year Ended December
   31, 2004
 Class IA.....................         --              --              --           1.76      16.25     12.18         904,912
 Class IB.....................         --              --              --           1.71      16.06     11.90         230,452
 For the Year Ended December
   31, 2003
 Class IA.....................         --              --              --           5.20      14.49     55.87         851,283
 Class IB.....................         --              --              --           5.12      14.35     55.48         190,456
 For the Year Ended December
   31, 2002
 Class IA.....................         --(3)           --              --          (4.03)      9.29(3) (30.23)        495,074
 Class IB.....................         --(3)           --              --          (4.03)      9.23(3) (30.39)         66,378

                                       -- RATIOS AND SUPPLEMENTAL DATA --
                                ------------------------------------------------
                                                           RATIO OF
                                 RATIO OF     RATIO OF       NET
                                 EXPENSES     EXPENSES    INVESTMENT
                                TO AVERAGE   TO AVERAGE     INCOME
                                NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                  BEFORE       AFTER         NET       TURNOVER
                                WAIVERS(1)   WAIVERS(1)     ASSETS      RATE(4)
                                ----------   ----------   ----------   ---------
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
 For the Year Ended December
   31, 2006
 Class IA.....................     0.75%        0.75%        1.47%        119%
 Class IB.....................     1.00         1.00         1.24          --
 For the Year Ended December
   31, 2005
 Class IA.....................     0.78         0.78         1.22         120
 Class IB.....................     1.03         1.03         0.97          --
 For the Year Ended December
   31, 2004
 Class IA.....................     0.80         0.80         1.13         142
 Class IB.....................     1.05         1.05         0.88          --
 For the Year Ended December
   31, 2003
 Class IA.....................     0.83         0.83         1.08         144
 Class IB.....................     1.08         1.08         0.83          --
 For the Year Ended December
   31, 2002
 Class IA.....................     0.81         0.81         1.23         161
 Class IB.....................     1.06         1.04         1.00          --
HARTFORD MONEY MARKET HLS FUND
 For the Year Ended December
   31, 2006
 Class IA.....................     0.48         0.48         4.63          --
 Class IB.....................     0.73         0.73         4.38          --
 For the Year Ended December
   31, 2005
 Class IA.....................     0.49         0.49         2.79          --
 Class IB.....................     0.75         0.75         2.54          --
 For the Year Ended December
   31, 2004
 Class IA.....................     0.48         0.48         0.93          --
 Class IB.....................     0.73         0.73         0.68          --
 For the Year Ended December
   31, 2003
 Class IA.....................     0.49         0.49         0.75          --
 Class IB.....................     0.74         0.74         0.50          --
 For the Year Ended December
   31, 2002
 Class IA.....................     0.49         0.49         1.43          --
 Class IB.....................     0.74         0.72         1.20          --
HARTFORD SMALL COMPANY HLS
 FUND
 For the Year Ended December
   31, 2006
 Class IA.....................     0.73         0.73         0.21         177
 Class IB.....................     0.98         0.98        (0.03)         --
 For the Year Ended December
   31, 2005
 Class IA.....................     0.75         0.75        (0.08)        106
 Class IB.....................     1.00         1.00        (0.34)         --
 For the Year Ended December
   31, 2004
 Class IA.....................     0.75         0.75        (0.41)        141
 Class IB.....................     1.00         1.00        (0.66)         --
 For the Year Ended December
   31, 2003
 Class IA.....................     0.76         0.76        (0.49)        171
 Class IB.....................     1.01         1.01        (0.74)         --
 For the Year Ended December
   31, 2002
 Class IA.....................     0.77         0.77        (0.30)        222
 Class IB.....................     1.02         1.00        (0.53)         --

---------------
(1) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(2) Information presented relates to a share outstanding throughout the indicated period.
(3) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5) Total return without the inclusion of the Payments from Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(6) Per share amounts have been calculated using average shares outstanding method.

 HARTFORD SERIES FUND, INC.

--------------------------------------------------------------------------------

                                                     -- SELECTED PER-SHARE DATA(2) --
                                --------------------------------------------------------------------------
                                                                         NET
                                                                      REALIZED
                                                                         AND
                                NET ASSET      NET       PAYMENTS    UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                                BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                                ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD STOCK HLS FUND
 For the Year Ended December
   31, 2006
 Class IA.....................   $49.21       $ 0.72       $0.06       $  6.41      $  7.19       $(0.71)
 Class IB.....................    49.10         0.56        0.06          6.42         7.04        (0.57)
 For the Year Ended December
   31, 2005
 Class IA.....................    45.72         0.66          --          3.72         4.38        (0.89)
 Class IB.....................    45.59         0.51          --          3.74         4.25        (0.74)
 For the Year Ended December
   31, 2004
 Class IA.....................    44.37         0.74          --          1.10         1.84        (0.49)
 Class IB.....................    44.29         0.64          --          1.08         1.72        (0.42)
 For the Year Ended December
   31, 2003
 Class IA.....................    35.46         0.46          --          8.93         9.39        (0.48)
 Class IB.....................    35.42         0.38          --          8.88         9.26        (0.39)
 For the Year Ended December
   31, 2002
 Class IA.....................    47.36(3)      0.43(3)       --        (11.94)(3)   (11.51)       (0.39)(3)
 Class IB.....................    47.31(3)      0.38(3)       --        (11.95)(3)   (11.57)       (0.32)(3)
HARTFORD TOTAL RETURN BOND HLS
 FUND
 For the Year Ended December
   31, 2006(6)
 Class IA.....................    11.27         0.55          --         (0.01)        0.54        (0.57)
 Class IB.....................    11.20         0.51          --            --         0.51        (0.52)
 For the Year Ended December
   31, 2005
 Class IA.....................    11.94         0.44          --         (0.14)        0.30        (0.88)
 Class IB.....................    11.86         0.43          --         (0.17)        0.26        (0.83)
 For the Year Ended December
   31, 2004
 Class IA.....................    12.32         0.40          --          0.12         0.52        (0.58)
 Class IB.....................    12.25         0.45          --          0.04         0.49        (0.56)
 For the Year Ended December
   31, 2003
 Class IA.....................    11.95         0.36          --          0.57         0.93        (0.50)
 Class IB.....................    11.90         0.40          --          0.50         0.90        (0.49)
 For the Year Ended December
   31, 2002
 Class IA.....................    11.46(3)      0.56(3)       --         (0.01)(3)     0.55        (0.05)(3)
 Class IB.....................    11.43(3)      0.46(3)       --          0.07(3)      0.53        (0.05)(3)

                                      -- SELECTED PER-SHARE DATA(2) --               -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------   ---------------------------------------------

                                                                                   NET        NET
                                DISTRIBUTIONS                                    INCREASE    ASSET
                                    FROM                                        (DECREASE)   VALUE
                                  REALIZED      DISTRIBUTIONS                     IN NET     AT END               NET ASSETS
                                   CAPITAL          FROM            TOTAL         ASSET        OF      TOTAL       AT END OF
                                    GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD    RETURN       PERIOD
                                -------------   -------------   -------------   ----------   ------    ------     -----------
HARTFORD STOCK HLS FUND
 For the Year Ended December
   31, 2006
 Class IA.....................     $(3.12)         $   --          $(3.83)       $  3.36     $52.57     14.65(5)  $ 4,498,001
 Class IB.....................      (3.12)             --           (3.69)          3.35      52.45     14.37(5)      758,802
 For the Year Ended December
   31, 2005
 Class IA.....................         --              --           (0.89)          3.49      49.21      9.62       4,787,612
 Class IB.....................         --              --           (0.74)          3.51      49.10      9.35         770,163
 For the Year Ended December
   31, 2004
 Class IA.....................         --              --           (0.49)          1.35      45.72      4.17       5,657,942
 Class IB.....................         --              --           (0.42)          1.30      45.59      3.91         718,293
 For the Year Ended December
   31, 2003
 Class IA.....................         --              --           (0.48)          8.91      44.37     26.47       6,014,675
 Class IB.....................         --              --           (0.39)          8.87      44.29     26.16         562,979
 For the Year Ended December
   31, 2002
 Class IA.....................         --(3)           --           (0.39)        (11.90)     35.46(3) (24.25)      5,094,276
 Class IB.....................         --(3)           --           (0.32)        (11.89)     35.42(3) (24.42)        296,767
HARTFORD TOTAL RETURN BOND HLS
 FUND
 For the Year Ended December
   31, 2006(6)
 Class IA.....................         --              --           (0.57)         (0.03)     11.24      4.80(5)    3,041,321
 Class IB.....................         --              --           (0.52)         (0.01)     11.19      4.54(5)    1,040,408
 For the Year Ended December
   31, 2005
 Class IA.....................      (0.09)             --           (0.97)         (0.67)     11.27      2.45       2,745,115
 Class IB.....................      (0.09)             --           (0.92)         (0.66)     11.20      2.19       1,068,600
 For the Year Ended December
   31, 2004
 Class IA.....................      (0.32)             --           (0.90)         (0.38)     11.94      4.62       2,507,021
 Class IB.....................      (0.32)             --           (0.88)         (0.39)     11.86      4.36         991,065
 For the Year Ended December
   31, 2003
 Class IA.....................      (0.06)             --           (0.56)          0.37      12.32      7.85       2,332,343
 Class IB.....................      (0.06)             --           (0.55)          0.35      12.25      7.58         734,768
 For the Year Ended December
   31, 2002
 Class IA.....................      (0.01)(3)          --           (0.06)          0.49      11.95(3)  10.08       2,145,266
 Class IB.....................      (0.01)(3)          --           (0.06)          0.47      11.90(3)   9.83         382,864

                                       -- RATIOS AND SUPPLEMENTAL DATA --
                                ------------------------------------------------
                                                           RATIO OF
                                 RATIO OF     RATIO OF       NET
                                 EXPENSES     EXPENSES    INVESTMENT
                                TO AVERAGE   TO AVERAGE     INCOME
                                NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                  BEFORE       AFTER         NET       TURNOVER
                                WAIVERS(1)   WAIVERS(1)     ASSETS      RATE(4)
                                ----------   ----------   ----------   ---------
HARTFORD STOCK HLS FUND
 For the Year Ended December
   31, 2006
 Class IA.....................     0.49%        0.49%        1.27%         97%
 Class IB.....................     0.74         0.74         1.02          --
 For the Year Ended December
   31, 2005
 Class IA.....................     0.50         0.50         1.21          91
 Class IB.....................     0.75         0.75         0.96          --
 For the Year Ended December
   31, 2004
 Class IA.....................     0.49         0.49         1.61          30
 Class IB.....................     0.74         0.74         1.36          --
 For the Year Ended December
   31, 2003
 Class IA.....................     0.49         0.49         1.18          37
 Class IB.....................     0.74         0.74         0.93          --
 For the Year Ended December
   31, 2002
 Class IA.....................     0.49         0.49         0.97          44
 Class IB.....................     0.74         0.72         0.75          --
HARTFORD TOTAL RETURN BOND HLS
 FUND
 For the Year Ended December
   31, 2006(6)
 Class IA.....................     0.50         0.50         4.82         344
 Class IB.....................     0.75         0.75         4.56          --
 For the Year Ended December
   31, 2005
 Class IA.....................     0.50         0.50         4.09         190
 Class IB.....................     0.75         0.75         3.84          --
 For the Year Ended December
   31, 2004
 Class IA.....................     0.50         0.50         3.72         164
 Class IB.....................     0.75         0.75         3.47          --
 For the Year Ended December
   31, 2003
 Class IA.....................     0.50         0.50         3.74         215
 Class IB.....................     0.75         0.75         3.49          --
 For the Year Ended December
   31, 2002
 Class IA.....................     0.51         0.51         5.58         108
 Class IB.....................     0.76         0.75         5.34          --

---------------
(1) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(2) Information presented relates to a share outstanding throughout the indicated period.
(3) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5) Total return without the inclusion of the Payments from Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(6) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

 HARTFORD SERIES FUND, INC.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, and Hartford Total Return Bond HLS Fund (eight of the twenty-six portfolios constituting the Hartford Series Fund, Inc.) (collectively, the "Funds") as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2006, by correspondence with the custodian, agent banks or brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting portfolios within Hartford Series Fund, Inc. at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                             /s/ ERNST & YOUNG LLP

Minneapolis, Minnesota
February 9, 2007

 HARTFORD SERIES FUND, INC.

 DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held, or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the funds pursuant to the Investment Company Act of 1940. Each officer and three of the Funds' directors, as noted in the chart below, are "interested" persons of the funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 88 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely and Ms. Settimi may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to Hartford Series Fund, Inc. ("SF") and Hartford HLS Series Fund II, Inc. ("SF2"), principal occupation, and, for directors, other directorships held.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available upon request without charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statement of Operations herein. The Funds do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 60) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
     Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent Director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested Director of The Japan Fund.

ROBERT M. GAVIN, JR. (age 66) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

DUANE E. HILL (age 61) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
     Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former Partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

SANDRA S. JAFFEE (age 65) Director since 2005
     Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank's Global Securities Services (1995-2003).

WILLIAM P. JOHNSTON (age 62) Director since 2005, Chairman of the Compliance Committee
     In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

PHILLIP O. PETERSON (age 62) Director since 2002 (SF) 2000 (SF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Directors. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

LEMMA W. SENBET (age 60) Director since 2005
     Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Professor Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association.

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 48) Director since 2002

     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001. He was named COO in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. Mr. Marra is also a Managing Member and President of Hartford Investment Financial Services, LLC ("HIFSCO") and HL Investment Advisors, LLC ("HL Advisors").

 HARTFORD SERIES FUND, INC.

--------------------------------------------------------------------------------

LOWNDES A. SMITH (age 67) Director since 1996 (SF) 2002 (SF2), Co-Chairman of the Investment Committee

     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountains Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 46) Director since 1999 (SF) 2005 (SF2), President since 1999 (SF) 2001 (SF2)

     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment Management") and as Executive Vice President and Chief Investment Officer for The Hartford, Hartford Life, Inc. and Hartford Life Insurance Company. Mr. Znamierowski is also a Managing Member, Executive Vice President and Chief Investment Officer of HIFSCO and HL Advisors.

OTHER OFFICERS

ROBERT M. ARENA (age 38) Vice President since 2006

     Mr. Arena is Senior Vice President of Hartford Life and heads its Retail Products Group in the US Wealth Management Division. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena had joined American Skandia in 1996.

TAMARA L. FAGELY (age 48) Vice President, Controller and Treasurer since 2002
(SF) 1993 (SF2)

     Ms. Fagely has been Vice President of HASCO since 1998 and Chief Financial Officer of HASCO since 2006. Currently, Ms. Fagely is a Vice President of Hartford Life Insurance Company. She served as Assistant Vice President of Hartford Life Insurance Company from December 2001 through March 2005.

SUSAN FLEEGE (age 47) AML Officer since 2005

     Ms. Fleege has served as Chief Compliance Officer for Hartford Administrative Services Company (2005) and Hartford Investor Services Company, LLC since (2006). Prior to joining Hartford Life in 2005, Ms. Fleege was Counsel for Amerprise Financial Corporation from 2000 to 2005.

THOMAS D. JONES III (age 41) Vice President and Chief Compliance Officer since 2006

     Mr. Jones joined Hartford Life as Vice President and Director of Securities Compliance in 2006 from SEI Investments ("SEI"), where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) ("MLIM"), where he worked from 1992-2004.

EDWARD P. MACDONALD (age 40) Vice President and Secretary since 2005

     Mr. Macdonald serves as Assistant General Counsel of The Hartford. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). Mr. Macdonald joined Prudential in April 1999.

VERNON J. MEYER (age 42) Vice President since 2006

     Mr. Meyer serves as Vice President of Hartford Life and Director of its Investment Advisory Group in the Investment Products Division. Prior to joining the Hartford in 2004, Mr. Meyer served as Vice President and Managing Director of Mass Mutual, which he joined in 1987.

DENISE A. SETTIMI (age 46) Vice President since 2005

     Ms. Settimi currently serves as Operations Officer of HASCO. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

JOHN C. WALTERS (age 45) Vice President since 2001

     Mr. Walters serves as Executive Vice President and Director of the US Wealth Management Division of Hartford Life Insurance Company. Mr. Walters is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.(1)

     (1) Served as President of the Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. between February 1, 2005 and March 27, 2005

 HARTFORD SERIES FUND, INC.

    HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING
                                     RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2006 is available
(1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

 HARTFORD SERIES FUND, INC.

 EXPENSE EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; (2) ongoing costs, including advisory and management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2006 through December 31, 2006.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSE

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD
                          ACCOUNT           ACCOUNT          JUNE 30, 2006
                           VALUE             VALUE              THROUGH
                       JUNE 30, 2006   DECEMBER 31, 2006   DECEMBER 31, 2006
                       -------------   -----------------   -----------------
HARTFORD ADVISERS HLS
  FUND
  Class IA...........    $1,000.00         $1,102.32             $3.34
  Class IB...........    $1,000.00         $1,099.84             $4.66
HARTFORD CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........    $1,000.00         $1,121.09             $3.53
  Class IB...........    $1,000.00         $1,158.66             $4.95
HARTFORD DIVIDEND AND
  GROWTH HLS FUND
  Class IA...........    $1,000.00         $1,138.54             $3.61
  Class IB...........    $1,000.00         $1,195.97             $5.09
HARTFORD
  INTERNATIONAL
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,135.15             $3.93
  Class IB...........    $1,000.00         $1,236.54             $5.52

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD                     DAYS
                          ACCOUNT           ACCOUNT          JUNE 30, 2006     ANNUALIZED     IN THE         DAYS
                           VALUE             VALUE              THROUGH         EXPENSE       CURRENT       IN THE
                       JUNE 30, 2006   DECEMBER 31, 2006   DECEMBER 31, 2006     RATIO       1/2 YEAR      FULL YEAR
                       -------------   -----------------   -----------------   ----------   -----------   -----------
HARTFORD ADVISERS HLS
  FUND
  Class IA...........    $1,000.00         $1,022.03             $3.21            0.63%         184           365
  Class IB...........    $1,000.00         $1,020.77             $4.48            0.88%         184           365
HARTFORD CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........    $1,000.00         $1,021.88             $3.36            0.66%         184           365
  Class IB...........    $1,000.00         $1,020.62             $4.63            0.91%         184           365
HARTFORD DIVIDEND AND
  GROWTH HLS FUND
  Class IA...........    $1,000.00         $1,021.83             $3.41            0.67%         184           365
  Class IB...........    $1,000.00         $1,020.57             $4.69            0.92%         184           365
HARTFORD
  INTERNATIONAL
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,021.53             $3.72            0.73%         184           365
  Class IB...........    $1,000.00         $1,020.27             $4.99            0.98%         184           365

 HARTFORD SERIES FUND, INC.

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD
                          ACCOUNT           ACCOUNT          JUNE 30, 2006
                           VALUE             VALUE              THROUGH
                       JUNE 30, 2006   DECEMBER 31, 2006   DECEMBER 31, 2006
                       -------------   -----------------   -----------------
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........    $1,000.00         $1,022.53             $2.45
  Class IB...........    $1,000.00         $1,040.60             $3.75
HARTFORD SMALL
  COMPANY HLS FUND
  Class IA...........    $1,000.00         $1,069.12             $3.81
  Class IB...........    $1,000.00         $1,136.42             $5.28
HARTFORD STOCK HLS
  FUND
  Class IA...........    $1,000.00         $1,133.32             $2.63
  Class IB...........    $1,000.00         $1,139.95             $3.99
HARTFORD TOTAL RETURN
  BOND HLS FUND
  Class IA...........    $1,000.00         $1,051.37             $2.59
  Class IB...........    $1,000.00         $1,041.65             $3.86

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD                     DAYS
                          ACCOUNT           ACCOUNT          JUNE 30, 2006     ANNUALIZED     IN THE         DAYS
                           VALUE             VALUE              THROUGH         EXPENSE       CURRENT       IN THE
                       JUNE 30, 2006   DECEMBER 31, 2006   DECEMBER 31, 2006     RATIO       1/2 YEAR      FULL YEAR
                       -------------   -----------------   -----------------   ----------   -----------   -----------
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........    $1,000.00         $1,022.79             $2.45            0.48%         184           365
  Class IB...........    $1,000.00         $1,021.53             $3.72            0.73%         184           365
HARTFORD SMALL
  COMPANY HLS FUND
  Class IA...........    $1,000.00         $1,021.53             $3.72            0.73%         184           365
  Class IB...........    $1,000.00         $1,020.27             $4.99            0.98%         184           365
HARTFORD STOCK HLS
  FUND
  Class IA...........    $1,000.00         $1,022.74             $2.50            0.49%         184           365
  Class IB...........    $1,000.00         $1,021.48             $3.77            0.74%         184           365
HARTFORD TOTAL RETURN
  BOND HLS FUND
  Class IA...........    $1,000.00         $1,022.68             $2.55            0.50%         184           365
  Class IB...........    $1,000.00         $1,021.42             $3.82            0.75%         184           365

 HARTFORD SERIES FUND, INC.

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that each mutual fund's board of directors, including a majority of those directors who are not "interested persons" of the mutual fund, as defined in the 1940 Act ("Independent Directors"), annually review and consider the continuation of the mutual fund's investment advisory and sub-advisory agreements after an initial two year period.

At a meeting held on August 1-2, 2006, the Board of Directors of the Funds, including each of the Independent Directors, unanimously voted to approve the investment management agreement for each HLS Fund with an agreement up for renewal with HL Investment Advisors, LLC ("HL Advisors") and the investment sub-advisory agreements between HL Advisors and each Fund's respective sub-adviser(s) ("sub-advisers," and together with HL Advisors, "advisers") -- Hartford Investment Management Company ("Hartford Investment"), Holland Capital Management, L.P. ("Holland Capital"), Lazard Asset Management LLC ("Lazard"), Northern Capital Management, LLC ("Northern Capital"), T. Rowe Price Associates, Inc. ("T. Rowe Price") and Wellington Management Company, LLP ("Wellington") (collectively, the "agreements"), including the Hartford Advisers HLS Fund, the Hartford Capital Appreciation HLS Fund, the Hartford Dividend and Growth HLS Fund, the Hartford International Opportunities HLS Fund, the Hartford Money Market HLS Fund, the Hartford Small Company HLS Fund, the Hartford Stock HLS Fund, and the Hartford Total Return Bond HLS Fund. The other HLS Funds with agreements renewed at the August 1-2, 2006 meeting are not described in this annual report. In the months preceding this meeting, the Board requested, received, and reviewed written responses from the advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about each Fund and the related agreements by Fund officers and representatives of HL Advisors at the Board's meetings on June 20-21, 2006 and August 1-2, 2006. In considering the approval of the agreements, the Board also took into account information provided to the Board at its meetings throughout the year, including reports on Fund performance, compliance, shareholder services, and the other services provided to the Funds by the advisers and their affiliates.

The Independent Directors, advised by their independent legal counsel, engaged two service providers to assist them with evaluating the agreements with respect to each Fund. Lipper, Inc. ("Lipper"), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund's management, administrative fees (for certain Funds), sub-advisory fees, overall expense ratios, and investment performance compared to those of mutual funds with similar investment objectives in various peer groups ("peer funds"). The Independent Directors also engaged an independent financial services consulting firm (the "Consultant") to assist them in evaluating each Fund's management fees, administrative fees (for certain Funds), sub-advisory fees and overall expense ratios and investment performance.

The Board considered the agreements for each Fund at the June and August meetings. In connection with these deliberations, HL Advisors agreed to reduce fees and shareholder expenses for a number of the Funds. In determining to continue the agreements for each Fund, the Board determined that the proposed management fee structure, taking into account these reductions, was fair and reasonable and that continuation of the agreements was in the best interests of each Fund and its shareholders. In determining to re-approve the agreements, the Board considered the following categories of material factors, among others, relating to the agreements.

Nature, Extent and Quality of Services

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Funds by the advisers. The Board considered, among other things, the terms of the agreements, the range of services provided, and each adviser's organizational structure, systems and personnel.(1) The Board received information on the experience of senior management and relevant investment and other personnel of advisers, and the adequacy of the time and attention devoted by them to the Funds. The Board considered each adviser's reputation and overall financial strength, as

---------------

1 Certain Funds have entered into investment management agreements with HL
  Advisors under which HL Advisors provides investment advisory and certain administrative services to those Funds. Other Funds have entered into investment management agreements with HL Advisors for investment advisory services, and a separate administrative agreement with Hartford Life Insurance Company ("Hartford Life"), under which Hartford Life provides certain administrative services to those Funds. For those Funds that have separate management and administrative agreements, the Board considered the fees payable under both agreements in the aggregate.

 HARTFORD SERIES FUND, INC.

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED) -- (CONTINUED)
--------------------------------------------------------------------------------

well as its willingness to consider and implement organizational and operational changes, including hiring additional personnel, designed to improve services to the Funds, and its investments in infrastructure in light of increased regulatory requirements and other developments. The Board considered the progress that Hartford Investment has made in developing an equity management capability. In addition, the Board considered the quality of each adviser's communications with the Board, and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each adviser's regulatory and compliance environment. In this regard, the Board requested and reviewed information on each adviser's compliance policies and procedures, their compliance history, and a report from the Funds' Chief Compliance Officer on each adviser's compliance with applicable laws and regulations, including their responses to regulatory developments and compliance issues raised by regulators. The Board also noted the advisers' support of the Funds' compliance control structure, particularly the resources devoted by the advisers in support of the Funds' obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HL Advisors, the Board noted that under the agreements, HL Advisors is responsible for the management of each Fund, including overseeing fund operations and service providers, and it or Hartford Life provides administrative services to the Funds as well as the investment advisory services in connection with selecting, monitoring and supervising sub-advisers. The Board considered its experiences with HL Advisors and, for certain Funds, Hartford Life, with respect to each of these services. The Board considered that HL Advisors or its affiliates is responsible for providing the Funds' officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Funds and their shareholders by HL Advisors' affiliates.

With respect to the sub-advisers, who provide day-to-day portfolio management services, the Board considered the quality of each sub-adviser's investment personnel, their ability to attract and retain qualified investment professionals, their investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by HL Advisors and each of the sub-advisers.

Performance of the Funds, HL Advisors, and the Sub-Advisers

The Board considered the investment performance of each Fund. In this regard, the Board considered information and materials provided to the Board from HL Advisors and Lipper comparing each fund's short-term and long-term and recent investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds selected by Lipper. This information included performance reports (provided by Lipper, HL Advisors and the sub-advisers) and discussions with portfolio managers and other representatives of the sub-advisers at board meetings throughout the year, as well as the information provided especially for the annual contract review. The Board also considered the analysis provided by the Consultant relating to each Fund's performance track record.

The Board considered HL Advisors' cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Funds at periodic meetings throughout the year. The Board reviewed the performance of each Fund over the different time periods presented in the materials and evaluated each adviser's analysis of the Funds' performance for these time periods, with specific attention to information indicating underperformance of certain Funds for specific time periods relative to a peer group or benchmark, and the causes for such underperformance. In evaluating the performance of each Fund, the Board also considered whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record.

With respect to certain specific Funds, the Board considered actions HL Advisors was planning to take to address performance. With respect to MidCap Stock HLS Fund, sub-advised by Northern Capital, the Board considered HL Advisors' plan to seek shareholder approval in December 2006 of a proposal to replace Northern Capital as sub-adviser to the Fund with Hartford Investment. With respect to Capital Opportunities HLS Fund and LargeCap Growth HLS Fund, each sub-advised by Holland Capital, the Board considered HL Advisors' plan to seek shareholder approval in January 2007 with respect to a plan of reorganization by which the Funds would be merged into Blue Chip Stock HLS Fund. Due to the timing of these proposed changes, the Board concluded that it would be in the best interests of each Fund's shareholders to renew the existing sub-advisory agreements for these Funds while HL Advisors sought shareholder approval of these proposals.

--------------------------------------------------------------------------------

Based on these considerations, the Board concluded with respect to each Fund that the Fund's performance over time has been satisfactory or, in the case of the Funds mentioned above, that HL Advisors is addressing the Board's concerns about investment performance, and the Board had continued confidence in HL Advisors' and the sub-advisers' overall capabilities to manage each Fund.

Costs of the Services and Profitability of HL Advisors and the Sub-Advisers

The Board reviewed information regarding HL Advisors' cost to provide investment management and related services to the Funds and HL Advisors' profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. In this regard, the Board noted that HL Advisors had worked with PriceWaterhouseCoopers to refine its methodology for calculating profitability. The Board considered the fact that HL Advisors has subsidized certain of the Funds' fees and total operating expenses through voluntary management fee waivers or permanent reductions in management fee schedules, included fee waivers and reductions negotiated by the Board in connection with the renewal of the agreements. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Funds and all aspects of their relationship with the Funds.

With respect to those Funds which are sub-advised by Hartford Investment, which is an affiliate of HL Advisors, the Board considered the costs and profitability information for HL Advisors and Hartford Investment in the aggregate. The Board also requested and received information relating to the operations and profitability of the other sub-advisers. In evaluating such sub-adviser's profitability with respect to the Funds, the Board considered primarily HL Advisors' and the sub-advisers' representations that HL Advisors had negotiated the sub-advisory fees at arm's length, and the sub-advisers' representations that the fees charged to HL Advisors were comparable to fees charged by the sub-advisers to similar clients.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by HL Advisors and the Sub-Advisers

The Board considered comparative information with respect to the investment management fees and administrative fees (for certain Funds) to be paid by the Funds to HL Advisors and its affiliates, the investment sub-advisory fees to be paid to the sub-advisers, and the total expense ratios of the Funds. In this regard, the Board requested and reviewed information from HL Advisors and each sub-adviser relating to the management fees, administrative fees (for certain Funds), sub-advisory fees, and total operating expenses for each Fund. The Board also reviewed written materials from Lipper providing comparative information about each Fund's management fees, administrative fees (for certain Funds), sub-advisory fees, and total expense ratios and the components thereof, relative to those of peer groups. While the Board recognized that comparisons between the Funds and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund's management and sub-advisory fees and total operating expenses.

The Board particularly considered the agreement of HL Advisors to lower certain Funds' fees and expenses in connection with the contract renewal process. In its deliberations, the Board gave significant weight to each Fund's overall expense ratio,

 HARTFORD SERIES FUND, INC.

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED) -- (CONTINUED)
--------------------------------------------------------------------------------

net of these reductions. The following reductions were agreed to at the meeting, each effective January 1, 2007, unless otherwise noted:

- Blue Chip Stock HLS Fund -- 5 basis points ("bps") contractual fee reduction plus 5 bps fee waiver;

- Capital Opportunities HLS Fund -- 20 bps fee waiver;

- High Yield HLS Fund -- 5 bps fee waiver, effective November 1, 2006;

- Hartford Index HLS Fund -- 10 bps contractual fee reduction, effective November 1, 2006;

- LargeCap Growth HLS Fund -- 10 bps fee waiver;

- MidCap Stock HLS Fund -- 20 bps fee waiver; and

- Money Market HLS Fund -- 5 bps fee waiver.

Based on these considerations, the Board concluded that each Fund's fees and total operating expenses are within a range that is competitive with fees and total operating expenses charged by peer funds, and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, are reasonable.

Economies of Scale

The Board requested and considered information regarding the advisers' realization of economies of scale with respect to the Funds, and whether the fee levels reflect these economies of scale for the benefit of each Fund's investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for each Fund (and administrative fee schedule for certain Funds), which reduce fees as Fund assets grow over time. The Board recognized that Funds with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board considered that certain Funds may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that expense limitations and fee waivers that reduce Fund expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how the fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund's assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund's investors, based on currently available information and the effective advisory fees and expense ratios for the Funds at their current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the advisers and their affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that Hartford Life, an affiliate of HL Advisors, receives fees from the certain Funds for providing certain administrative services for those Funds, and that Hartford Life also receives fees for fund accounting and related services from each of the Funds, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also reviewed the fact that Hartford Investor Services Company, LLC ("HISC"), the Funds' transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Funds, and the Board reviewed information on the expected profitability of the Funds' transfer agency function to HISC. The Board considered

--------------------------------------------------------------------------------

information provided by HL Advisors indicating that the fees charged by HISC to the Funds are reasonable and in line with industry standards.

The Board also considered that Hartford Securities Distribution Company, Inc. ("HSDC"), as principal underwriter of the Funds receives 12b-1 fees from the Funds. The Board also noted that certain affiliates of HL Advisors distribute shares of the Funds and receive compensation in that connection.

The Board considered benefits to the sub-advisers from their proposed use of the Funds' brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the sub-advisers that the sub-advisers would not be making revenue-sharing or other payments to HL Advisors or its affiliates in connection with the distribution of the Funds.

The Board also considered the fact that Hartford Life had agreed, effective January 1, 2007, to no longer charge the Funds for legal services provided to the Funds by personnel of Hartford Life. Based upon expense information for the prior calendar year, this change will result in savings to the HLS Funds of approximately $480,000 per year.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors' efforts to provide investors in the family with a broad range of investment styles and asset classes, and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

                                    * * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Funds and their shareholders for the Board to approve the agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors and the full Board met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.


         Annual Report
         December 31, 2006                                 (STAG PHOTO)

                                        - Manager Discussions
                                        - Financials

                                                             (THE HARTFORD LOGO)

Hartford Global Leaders HLS Fund inception 9/30/1998
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 9/30/98 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                    GLOBAL LEADERS IA        MSCI WORLD GROWTH INDEX        MSCI WORLD INDEX
                                                    -----------------        -----------------------        ----------------
9/98                                                      10000                       10000                       10000
                                                          11346                       10871                       10906
                                                          12212                       11573                       11556
12/98                                                     13188                       12419                       12122
                                                          13799                       12858                       12389
                                                          13410                       12348                       12062
                                                          14140                       12805                       12566
                                                          14488                       12784                       13063
                                                          13962                       12339                       12587
                                                          14974                       13099                       13176
                                                          15199                       12955                       13138
                                                          15118                       13115                       13117
                                                          14930                       13138                       12991
                                                          15905                       13999                       13668
                                                          17087                       14821                       14055
12/99                                                     19830                       16518                       15194
                                                          19086                       15484                       14326
                                                          21213                       16023                       14366
                                                          21161                       16979                       15361
                                                          20137                       15840                       14713
                                                          19563                       14901                       14342
                                                          20430                       15813                       14827
                                                          19746                       15018                       14412
                                                          20868                       15552                       14882
                                                          19982                       14175                       14093
                                                          18833                       13581                       13858
                                                          17723                       12534                       13019
12/00                                                     18429                       12299                       13231
                                                          18436                       12670                       13488
                                                          16744                       11055                       12350
                                                          15624                       10164                       11541
                                                          16849                       10987                       12397
                                                          16516                       10769                       12243
                                                          16215                       10394                       11861
                                                          15819                       10241                       11705
                                                          14951                        9612                       11145
                                                          13654                        8815                       10165
                                                          14039                        9191                       10361
                                                          15284                        9891                       10975
12/01                                                     15373                        9941                       11046
                                                          14870                        9618                       10712
                                                          14782                        9645                       10621
                                                          15250                        9887                       11114
                                                          14742                        9467                       10720
                                                          15056                        9421                       10745
                                                          14111                        8879                       10095
                                                          12961                        8254                        9245
                                                          12831                        8254                        9264
                                                          11285                        7437                        8247
                                                          12455                        8017                        8857
                                                          13558                        8310                        9337
12/02                                                     12375                        7992                        8886
                                                          12089                        7705                        8617
                                                          11818                        7624                        8470
                                                          11656                        7694                        8447
                                                          12962                        8247                        9201
                                                          13754                        8592                        9731
                                                          14076                        8715                        9904
                                                          14418                        8884                       10106
                                                          14833                        9064                       10327
                                                          14454                        9117                       10392
                                                          15595                        9661                       11011
                                                          15972                        9800                       11181
12/03                                                     16777                       10272                       11885
                                                          17427                       10483                       12078
                                                          18038                       10612                       12285
                                                          18358                       10508                       12208
                                                          17685                       10302                       11965
                                                          17934                       10410                       12073
                                                          18545                       10553                       12336
                                                          17124                       10048                       11936
                                                          17052                       10020                       11993
                                                          17918                       10222                       12224
                                                          18579                       10474                       12526
                                                          19598                       11007                       13190
12/04                                                     19995                       11423                       13697
                                                          19263                       11116                       13391
                                                          18844                       11403                       13822
                                                          18183                       11186                       13560
                                                          17962                       10947                       13273
                                                          18405                       11238                       13519
                                                          18592                       11293                       13642
                                                          19236                       11762                       14122
                                                          19617                       11870                       14235
                                                          19735                       12134                       14609
                                                          19064                       11877                       14257
                                                          19923                       12266                       14740
12/05                                                     20513                       12535                       15070
                                                          22095                       13114                       15746
                                                          21539                       12983                       15729
                                                          22011                       13311                       16082
                                                          22705                       13623                       16579
                                                          21430                       13107                       16027
                                                          21573                       13088                       16029
                                                          20936                       12983                       16132
                                                          21511                       13331                       16559
                                                          21902                       13451                       16762
                                                          22374                       13931                       17380
                                                          23322                       14287                       17815
12/06                                                     23415                       14475                       18182

    --- GLOBAL LEADERS IA         --- MSCI WORLD INDEX          -- MSCI WORLD GROWTH INDEX
        $10,000 starting value        $10,000 starting value        $10,000 starting value
        $23,415 ending value          $18,182 ending value          $14,475 ending value

MSCI WORLD INDEX is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

MSCI WORLD GROWTH INDEX is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

The Fund has changed its benchmark from the MSCI World Index to the MSCI World Growth Index because the Fund's investment manager believes that the MSCI World Growth Index is better suited to the investment strategy of the Fund.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                                      SINCE
                  1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------
Global Leaders
  IA              14.14%    8.78%    10.86%
--------------------------------------------------
Global Leaders
  IB              13.86%    8.51%    10.61%
--------------------------------------------------
MSCI World
  Growth Index    15.48%    7.80%     4.58%
--------------------------------------------------
MSCI World Index  20.65%   10.48%     7.51%
--------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW S. OFFIT, CPA            JEAN-MARC BERTEAUX         MATTHEW D. HUDSON, CFA
Senior Vice President, Partner  Vice President             Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of the Hartford Global Leaders HLS Fund returned 14.14% for the twelve-month period ended December 31, 2006, underperforming the Fund's benchmark, the MSCI World Growth Index, which returned 15.48% for the same period. The Fund underperformed the 18.78% return of the average fund in the Lipper VA Global Large Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the fund.

WHY DID THE FUND PERFORM THIS WAY?

Global equities rose with moderating inflation expectations in recent months, helping to offset data suggesting a slowing global economy. The long-awaited pause in the Federal Reserve's monetary tightening cycle finally occurred, calming investor fears that the Fed would over tighten and tip the U.S. economy into recession. The drop in oil and gas prices from record highs also bolstered optimism. Within the MSCI World Growth Index, Utilities, Materials, and Telecommunication Services led all sectors, while Health Care and Information Technology performed well but lagged the index returns for the twelve month period ended December 31, 2006.

Sector allocation, which is primarily a result of bottom-up stock selection, was the main source of underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the Index for the period. Underweight (i.e. the Fund's sector position was less than the benchmark position) positions to outperforming Materials and Consumer Staples stocks had a negative impact on performance. Strong security selection, primarily in the Financials and Industrials sectors, partially offset the impact of sector allocation. However, stock selection was weak in the Consumer Discretionary sector.

Among the top detractors on a relative and absolute (i.e. total return) basis were Rakuten, SanDisk, and Sirius Satellite. Although there were no fundamental disappointments within Japanese online retailer Rakuten's core business, the stock was negatively impacted by issues in its peripheral business, rumors of its president being arrested, and a meltdown in JASDAQ (Japan stock trading system) stocks as retail investors fled "new Japan" companies in light of the Livedoor and Murakami Fund scandals. Shares in flash storage

--------------------------------------------------------------------------------

device maker SanDisk fell as price declines in NAND flash memory raised concerns about an over-supplied market. We expect pricing declines to moderate, but we reduced the position to better reflect industry competition. Despite these changing dynamics, the company stands to benefit from innovation in cell phone features, which drives long-term memory growth. Shares of Sirius, a US subscription-based satellite radio broadcaster, declined on signs that subscriber growth will be less than anticipated and, importantly, that the cost to retain and attract new customers will be greater than anticipated. True to our investment process, we sold our shares after meeting with management and determining that the drivers of earnings growth were no longer in place. Among other detractors from absolute performance was global semiconductor company Marvell Technology, which declined on weak earnings and lowered guidance.
The leading contributors to both absolute and relative performance during the twelve month period were Las Vegas Sands, Nintendo, and America Movil. Casino owner and operator Las Vegas Sands was our strongest performer for the year. It remains one of our largest holdings as good results from its Macau operations and further planned expansion into mainland China will provide significant opportunities for growth. Video game console and software maker Nintendo successfully launched extremely popular Wii game consoles this holiday season. The company also benefited from solid earnings growth coming from robust sales of its touch-screen DS portable game player. Mexican wireless provider America Movil reported strong earnings and benefited from robust subscriber growth in Latin America, while cell phone companies' increased spending to support subscriber growth and enhanced coverage. We also saw outperformance from several global investment banks, including Goldman Sachs.

WHAT IS THE OUTLOOK?

Our focus remains on stock and sector selections that result from intense bottom-up research, diligently meeting with the managements of leading companies globally, and leveraging the strong research capabilities of our firm. At the end of the year, the Fund's largest overweights relative to the MSCI World Growth Index were to the Information Technology, Financials, and Telecommunication Services sectors. Within the Information Technology sector we continue to like mobile equipment makers and companies with accelerating growth from product upgrades or new product launches. Our largest underweights continue to be to the Health Care sector, following the elimination of several pharmaceutical companies due to development delays in key pipeline drugs, and to Industrials stocks at the end of the twelve month period.

DIVERSIFICATION BY COUNTRY
as of December 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   0.5%
-------------------------------------------------------------------
Austria                                                     1.3
-------------------------------------------------------------------
Belgium                                                     0.9
-------------------------------------------------------------------
Brazil                                                      1.1
-------------------------------------------------------------------
Canada                                                      2.7
-------------------------------------------------------------------
Dutch Antilles                                              1.9
-------------------------------------------------------------------
France                                                      2.1
-------------------------------------------------------------------
Germany                                                     2.2
-------------------------------------------------------------------
Ireland                                                     2.0
-------------------------------------------------------------------
Japan                                                      11.6
-------------------------------------------------------------------
Mexico                                                      3.2
-------------------------------------------------------------------
Netherlands                                                 2.5
-------------------------------------------------------------------
Norway                                                      0.5
-------------------------------------------------------------------
Russia                                                      1.0
-------------------------------------------------------------------
South Korea                                                 1.3
-------------------------------------------------------------------
Switzerland                                                 4.2
-------------------------------------------------------------------
Taiwan                                                      1.4
-------------------------------------------------------------------
United Kingdom                                             11.5
-------------------------------------------------------------------
United States                                              46.6
-------------------------------------------------------------------
Short-Term Investments                                      9.7
-------------------------------------------------------------------
Other Assets & Liabilities                                 (8.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.7%
-------------------------------------------------------------------
Capital Goods                                               1.8
-------------------------------------------------------------------
Consumer Cyclical                                           8.8
-------------------------------------------------------------------
Consumer Staples                                            6.6
-------------------------------------------------------------------
Energy                                                      3.7
-------------------------------------------------------------------
Finance                                                    15.8
-------------------------------------------------------------------
Health Care                                                10.2
-------------------------------------------------------------------
Services                                                    9.7
-------------------------------------------------------------------
Technology                                                 34.8
-------------------------------------------------------------------
Transportation                                              1.0
-------------------------------------------------------------------
Utilities                                                   0.4
-------------------------------------------------------------------
Short-Term Investments                                      9.7
-------------------------------------------------------------------
Other Assets & Liabilities                                 (8.2)
-------------------------------------------------------------------
Total                                                     100.0%
-------------------------------------------------------------------

Hartford Growth Opportunities HLS Fund inception 3/24/1987
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                  GROWTH OPPORTUNITIES IA           RUSSELL 3000 GROWTH INDEX
                                                                  -----------------------           -------------------------
12/96                                                                      10000                              10000
                                                                           10435                              10657
                                                                            9859                              10532
                                                                            9222                               9946
                                                                            9339                              10539
                                                                           10296                              11367
                                                                           10706                              11815
                                                                           11727                              12818
                                                                           11352                              12174
                                                                           11924                              12811
                                                                           11420                              12306
                                                                           11317                              12745
12/97                                                                      11242                              12874
                                                                           11094                              13205
                                                                           12018                              14214
                                                                           12608                              14784
                                                                           12672                              14978
                                                                           12371                              14491
                                                                           13021                              15312
                                                                           12387                              15106
                                                                           10136                              12739
                                                                           10933                              13741
                                                                           11457                              14815
                                                                           11888                              15944
12/98                                                                      13380                              17382
                                                                           13796                              18385
                                                                           12736                              17483
                                                                           13432                              18383
                                                                           13449                              18517
                                                                           13081                              17992
                                                                           14077                              19229
                                                                           14056                              18618
                                                                           14325                              18850
                                                                           14388                              18505
                                                                           15451                              19838
                                                                           17278                              20977
12/99                                                                      20761                              23262
                                                                           20490                              22233
                                                                           26505                              23622
                                                                           24053                              24958
                                                                           22014                              23675
                                                                           20679                              22422
                                                                           23832                              24201
                                                                           23094                              23118
                                                                           26244                              25233
                                                                           26276                              22922
                                                                           24006                              21783
                                                                           19450                              18523
12/00                                                                      21589                              18047
                                                                           21231                              19309
                                                                           18551                              16075
                                                                           16547                              14347
                                                                           18203                              16157
                                                                           18050                              15965
                                                                           18015                              15657
                                                                           17605                              15200
                                                                           16428                              13976
                                                                           13905                              12523
                                                                           14619                              13214
                                                                           16085                              14473
12/01                                                                      16655                              14505
                                                                           16496                              14231
                                                                           15521                              13618
                                                                           16338                              14136
                                                                           15553                              13041
                                                                           15358                              12693
                                                                           13657                              11525
                                                                           12326                              10813
                                                                           12042                              10843
                                                                           11090                               9739
                                                                           11880                              10607
                                                                           12964                              11213
12/02                                                                      12050                              10438
                                                                           11903                              10182
                                                                           11747                              10121
                                                                           12081                              10307
                                                                           13170                              11083
                                                                           14175                              11680
                                                                           14599                              11845
                                                                           14744                              12182
                                                                           15400                              12510
                                                                           15211                              12362
                                                                           16541                              13084
                                                                           17082                              13243
12/03                                                                      17326                              13670
                                                                           17865                              13982
                                                                           18132                              14063
                                                                           18291                              13827
                                                                           17753                              13624
                                                                           18431                              13880
                                                                           19002                              14075
                                                                           17434                              13240
                                                                           17204                              13158
                                                                           18127                              13330
                                                                           18430                              13547
                                                                           19322                              14070
12/04                                                                      20304                              14617
                                                                           19611                              14115
                                                                           19450                              14269
                                                                           19094                              13985
                                                                           18614                              13666
                                                                           19797                              14352
                                                                           20561                              14342
                                                                           21747                              15069
                                                                           21856                              14873
                                                                           22351                              14946
                                                                           21932                              14765
                                                                           22937                              15419
12/05                                                                      23615                              15373
                                                                           25176                              15749
                                                                           24833                              15718
                                                                           25303                              15999
                                                                           25734                              15975
                                                                           24301                              15378
                                                                           23963                              15323
                                                                           23260                              14988
                                                                           23821                              15453
                                                                           24266                              15851
                                                                           25027                              16447
                                                                           26213                              16779
12/06                                                                      26461                              16827

    --- GROWTH OPPORTUNITIES IA                --- RUSSELL 3000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $26,461 ending value                       $16,827 ending value

RUSSELL 3000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 12/31/06)

                           1 YEAR  5 YEAR  10 YEAR
-------------------------------------------------------
Growth Opportunities IA    12.05%   9.70%   10.22%
-------------------------------------------------------
Growth Opportunities
  IB(2)                    11.79%   9.43%    9.95%
-------------------------------------------------------
Russell 3000 Growth Index   9.46%   3.01%    5.34%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

MICHAEL T. CARMEN, CFA                                          MARIO E. ABULARACH, CFA
Senior Vice President,                                          Vice President and Equity
Partner                                                         Research Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Growth Opportunities HLS Fund returned 12.05% for the twelve-month period ended December 31, 2006, outperforming its benchmark, the Russell 3000 Growth Index, which returned 9.46% for the same period. The Fund also outperformed the 7.70% return of the average fund in the Lipper VA Multi-Cap Growth VA-UF peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

As measured by the Russell 3000 Growth Index, equity markets ended higher for the fourth fiscal year in a row. Three of the last four quarters were positive, with the April -to- July period showing the only significant decline as investors moved away from stocks in favor of less risky assets. Every sector in the benchmark posted positive returns for the period, led by a disparate group of sectors: Utilities, Telecommunication Services, and Materials. The laggards were Health Care, Energy, and Information Technology. These positive returns took place against a backdrop of a weakening housing market, declining energy prices, and continued turmoil in Iraq. In addition, small cap stocks continued to dominate large and mid cap stocks. The Russell 2000 Small Cap Index returned 18.37%, compared to the S&P 500 Large Cap Index return of 15.78% and the S&P 400 MidCap Index return of 10.32%.

The Fund outperformed by maintaining its focus on stock selection. Selection within the Information Technology and Heath Care sectors contributed most to relative (i.e. performance of the Fund as measured against the benchmark) performance. Network Appliance (Information Technology), Redback Networks (Information Technology), and Digene (Health Care) were among the top contributors to relative and absolute (i.e. total return) performance. Network Appliance benefited as sales of the company's mid-range storage solution, FAS3000, remained strong. Redback Networks, a manufacturer of advanced telecommunications networking equipment, advanced on a takeover offer from Ericsson. Diagnostic test provider Digene rose on strong sales of its test to detect HPV, a virus that is a known causative agent in cervical cancer. Non-benchmark holding Melco International (Capital Goods) contributed most on a relative basis. The Hong Kong-based conglomerate was up on news of a deal that would positively impact the company's plans to open its first casino in Macau. We sold our positions in Redback Networks and Melco International during the period and continue to own Network Appliance and Digene.

The Fund's results in Financials and Consumer Discretionary stocks detracted from relative performance. In the Consumer Discretionary sector, shares of satellite radio providers XM Satellite and Sirius declined on concerns of rising subscriber acquisition costs. We eliminated our positions in the stocks. Other significant

--------------------------------------------------------------------------------

detractors from relative and absolute performance included Marvell Technology (Information Technology), St. Jude Medical (Health Care) and Cree (Information Technology). Weakness in the disk drive industry led to an earnings miss at Marvell, while St. Jude Medical fell on overall weakness in the implantable cardiac defibrillator market. Cree, a semiconductor product manufacturer, fell after management issued a profit warning reflecting weak light-emitting diode
(LED) sales, unfavorable LED mix shifts, and margin erosion from production problems. We eliminated Marvell and Cree and continue to hold St. Jude Medical. Cisco Systems (Information Technology) also detracted from relative performance as we did own the stock in the second half of the year when the company's shares rebounded. Finally, the Fund's slight underweight to Energy also hurt benchmark-relative performance.

WHAT IS YOUR OUTLOOK?

We maintain our expectations for stable, albeit moderate global growth over the coming years. We expect a slowdown in economic activity and easing inflationary pressures that should keep the global central banks on "hold" over the next year.

We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. Currently our largest exposure is to Information Technology, followed by Health Care and Industrials. We would note that we have reduced our exposure to the Energy sector, reflecting our recognition that our bullish energy view has become more conservative. Our lowest weights are in the Utilities, Telecommunication Services and Consumer Staples sectors.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.6%
-------------------------------------------------------------------
Capital Goods                                               2.7
-------------------------------------------------------------------
Consumer Cyclical                                           8.9
-------------------------------------------------------------------
Consumer Staples                                            2.2
-------------------------------------------------------------------
Energy                                                      1.9
-------------------------------------------------------------------
Finance                                                     8.5
-------------------------------------------------------------------
Health Care                                                18.2
-------------------------------------------------------------------
Services                                                   12.3
-------------------------------------------------------------------
Technology                                                 30.4
-------------------------------------------------------------------
Transportation                                              1.0
-------------------------------------------------------------------
Utilities                                                   2.6
-------------------------------------------------------------------
Short-Term Investments                                     11.9
-------------------------------------------------------------------
Other Assets & Liabilities                                 (8.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

 HARTFORD GLOBAL LEADERS HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.5%
            BASIC MATERIALS -- 5.7%
     341    Cameco Corp. .....................................  $   13,793
     472    Companhia Vale do Rio Doce ADR....................      14,040
     197    Freeport-McMoRan Copper & Gold, Inc. Class B......      10,990
      69    Vallourec (A).....................................      20,050
     218    Xstrata plc (A)...................................      10,854
                                                                ----------
                                                                    69,727
                                                                ----------
            CAPITAL GOODS -- 1.8%
     248    Boeing Co. .......................................      21,997
                                                                ----------
            CONSUMER CYCLICAL -- 8.8%
     331    Best Buy Co., Inc. ...............................      16,289
   3,121    Carphone Warehouse Group plc (A)..................      19,128
     464    eBay, Inc. (D)....................................      13,943
      98    Nintendo Co. Ltd. (A).............................      25,319
   4,230    Tesco plc (A).....................................      33,426
                                                                ----------
                                                                   108,105
                                                                ----------
            CONSUMER STAPLES -- 6.6%
     120    Fomento Economico Mexicano S.A. de C.V. ADR.......      13,891
       4    Japan Tobacco, Inc. (A)...........................      17,869
      40    Nestle S.A. (A)...................................      14,316
     412    Reckitt Benckiser plc (A).........................      18,780
     294    Royal Numico N.V. (A).............................      15,812
                                                                ----------
                                                                    80,668
                                                                ----------
            ENERGY -- 3.7%
     123    Noble Corp. ......................................       9,336
     269    RAO Gazprom Class S ADR (K).......................      12,363
     378    Schlumberger Ltd. ................................      23,862
                                                                ----------
                                                                    45,561
                                                                ----------
            FINANCE -- 15.8%
     144    Deutsche Boerse AG (A)............................      26,476
     798    E*Trade Financial Corp. (D).......................      17,889
     208    Erste Bank Der Oesterreichischen Sparkassen AG
              (A).............................................      15,939
     121    Goldman Sachs Group, Inc. ........................      24,181
      88    KBC Groep N.V. (A)(G).............................      10,751
   2,138    Man Group plc (A).................................      21,822
      59    ORIX Corp. (A)(G) PFIC............................      17,052
     297    Standard Chartered plc (A)........................       8,649
       1    Sumitomo Mitsui Financial Group, Inc. (A).........       9,245
     616    Sumitomo Realty & Development Co., Ltd. (A)(G)....      19,749
     352    UBS AG (A)........................................      21,295
                                                                ----------
                                                                   193,048
                                                                ----------
            HEALTH CARE -- 10.2%
     132    Celgene Corp. (D)(G)..............................       7,577
     401    Eisai Co., Ltd. (A)(G)............................      22,007

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            HEALTH CARE -- (CONTINUED)
     877    Elan Corp. plc ADR (D)............................  $   12,931
     387    Monsanto Co. .....................................      20,334
   1,091    Schering-Plough Corp. ............................      25,791
     486    St. Jude Medical, Inc. (D)........................      17,757
     367    Wyeth.............................................      18,688
                                                                ----------
                                                                   125,085
                                                                ----------
            SERVICES -- 9.7%
     639    Comcast Corp. Class A (D)(G)......................      27,062
   5,391    EMI Group plc (A).................................      27,952
     418    Las Vegas Sands Corp. (D).........................      37,358
     153    United Parcel Service, Inc. Class B...............      11,494
     629    Warner Music Group Corp. .........................      14,440
                                                                ----------
                                                                   118,306
                                                                ----------
            TECHNOLOGY -- 34.8%
     873    ABB Ltd. (A)......................................      15,630
     703    Activision, Inc. (D)..............................      12,115
     611    Adobe Systems, Inc. (D)...........................      25,133
     549    America Movil S.A. de C.V. ADR....................      24,844
     757    American Tower Corp. Class A (D)..................      28,206
     597    ASML Holding N.V. (D)(A)..........................      14,726
     627    Brambles Ltd. (D)(A)..............................       6,329
     437    Broadcom Corp. Class A (D)........................      14,116
     852    Cisco Systems, Inc. (D)...........................      23,285
     883    Corning, Inc. (D).................................      16,523
     212    Danaher Corp. ....................................      15,365
   1,133    EMC Corp. (D).....................................      14,950
      78    Google, Inc. (D)..................................      35,917
     524    Hewlett-Packard Co. ..............................      21,579
   2,370    Hon Hai Precision Industry Co., Ltd. (A)..........      16,866
     683    Intel Corp. ......................................      13,839
     447    Motorola, Inc. ...................................       9,196
     455    Network Appliance, Inc. (D).......................      17,888
     717    Oracle Corp. (D)..................................      12,295
      33    Rakuten, Inc. (D)(A)(G)...........................      15,604
     150    Research In Motion Ltd. (D).......................      19,103
      23    Samsung Electronics Co., Ltd. (A).................      15,361
     349    SanDisk Corp. (D).................................      15,009
     874    Sharp Corp. (A)(G)................................      15,028
     356    Telenor ASA (A)...................................       6,669
                                                                ----------
                                                                   425,576
                                                                ----------
            TRANSPORTATION -- 1.0%
     143    Ryanair Holdings plc ADR (D)(G)...................      11,687
                                                                ----------
            UTILITIES -- 0.4%
      67    Veolia Environment S.A. (A).......................       5,097
                                                                ----------
            Total common stock
              (cost $1,002,968)...............................  $1,204,857
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL LEADERS HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE W
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 9.7%
            REPURCHASE AGREEMENTS -- 0.7%
$  1,801    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $    1,801
   2,483    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................       2,483
      27    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................          27
   1,554    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................       1,554
     531    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................         531
   1,554    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................       1,554
                                                                ----------
                                                                     7,950
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 9.0%
 110,395    Navigator Prime Portfolio.........................  $  110,395
                                                                ----------
            Total short-term investments
              (cost $118,345).................................  $  118,345
                                                                ----------
            Total investments in securities
              (cost $1,121,313) (C)...........................  $1,323,202
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 51.88% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $487,801, which represents 39.90% of total net assets.

      PFIC  -- Passive Foreign Investment Company

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $1,133,658 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation................................  $200,569
      Unrealized depreciation................................   (11,025)
                                                               --------
      Net unrealized appreciation............................  $189,544
                                                               ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at December 31, 2006.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At December 31, 2006, the market value of these securities amounted to $12,363 or 1.01% of net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY COUNTRY
As of December 31, 2006

                                                     PERCENTAGE OF
COUNTRY                                               NET ASSETS
------------------------------------------------------------------
Australia                                                  0.5%
------------------------------------------------------------------
Austria                                                    1.3
------------------------------------------------------------------
Belgium                                                    0.9
------------------------------------------------------------------
Brazil                                                     1.1
------------------------------------------------------------------
Canada                                                     2.7
------------------------------------------------------------------
Dutch Antilles                                             1.9
------------------------------------------------------------------
France                                                     2.1
------------------------------------------------------------------
Germany                                                    2.2
------------------------------------------------------------------
Ireland                                                    2.0
------------------------------------------------------------------
Japan                                                     11.6
------------------------------------------------------------------
Mexico                                                     3.2
------------------------------------------------------------------
Netherlands                                                2.5
------------------------------------------------------------------
Norway                                                     0.5
------------------------------------------------------------------
Russia                                                     1.0
------------------------------------------------------------------
South Korea                                                1.3
------------------------------------------------------------------
Switzerland                                                4.2
------------------------------------------------------------------
Taiwan                                                     1.4
------------------------------------------------------------------
United Kingdom                                            11.5
------------------------------------------------------------------
United States                                             46.6
------------------------------------------------------------------
Short-Term Investments                                     9.7
------------------------------------------------------------------
Other Assets & Liabilities                                (8.2)
------------------------------------------------------------------
TOTAL                                                    100.0%
------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
British Pound                                    Sell             $2,660          $2,658          1/2/2007              $ (2)
British Pound                                    Sell             3,497            3,508          1/3/2007                11
British Pound                                    Sell             2,756            2,755          1/4/2007                (1)
Euro                                             Sell             3,133            3,116          1/2/2007               (17)
Euro                                             Sell             1,584            1,579          1/3/2007                (5)
Euro                                              Buy               306              306          1/4/2007                --
Hong Kong Dollar                                 Sell               367              367          1/2/2007                --
Japanese Yen                                      Buy               815              817          1/5/2007                (2)
                                                                                                                        ----
                                                                                                                        $(16)
                                                                                                                        ====

The accompanying notes are an integral part of these financial statements.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 96.3%
            BASIC MATERIALS -- 7.6%
     459    Cameco Corp. .....................................  $   18,558
     666    Companhia Vale do Rio Doce ADR....................      19,810
     213    Freeport-McMoRan Copper & Gold, Inc. Class B
              (G).............................................      11,865
     517    Jarden Corp. (D)..................................      17,991
     133    Potash Corp. of Saskatchewan......................      19,083
      55    Rio Tinto plc ADR.................................      11,772
                                                                ----------
                                                                    99,079
                                                                ----------
            CAPITAL GOODS -- 2.7%
     217    Boeing Co. (G)....................................      19,314
     314    Joy Global, Inc. .................................      15,193
                                                                ----------
                                                                    34,507
                                                                ----------
            CONSUMER CYCLICAL -- 8.9%
     153    Altria Group, Inc. ...............................      13,166
     398    California Pizza Kitchen, Inc. (D)................      13,264
     190    Children's Place Retail Stores, Inc. (D)..........      12,062
     295    Foster Wheeler Ltd. (D)...........................      16,261
     383    Hot Topic, Inc. (D)...............................       5,113
     364    Kohl's Corp. (D)..................................      24,888
     611    Mosaic Co. (D)....................................      13,053
     451    Tiffany & Co. (G).................................      17,685
                                                                ----------
                                                                   115,492
                                                                ----------
            CONSUMER STAPLES -- 2.2%
      59    Avon Products, Inc. ..............................       1,936
     223    Bunge Ltd. .......................................      16,191
     625    Tyson Foods, Inc. Class A.........................      10,281
                                                                ----------
                                                                    28,408
                                                                ----------
            ENERGY -- 1.9%
     408    Chesapeake Energy Corp. ..........................      11,852
     426    Halliburton Co. ..................................      13,238
                                                                ----------
                                                                    25,090
                                                                ----------
            FINANCE -- 8.5%
     188    Covanta Holding Corp. (D).........................       4,148
     336    Dade Behring Holdings, Inc. ......................      13,380
     717    E*Trade Financial Corp. (D).......................      16,080
     512    Nasdaq Stock Market, Inc. (D).....................      15,768
     333    Nuveen Investments, Inc. Class A..................      17,256
     243    State Street Corp. ...............................      16,374
     200    UBS AG............................................      12,090
     684    Western Union Co..................................      15,338
                                                                ----------
                                                                   110,434
                                                                ----------
            HEALTH CARE -- 18.2%
     410    Alkermes, Inc. (D)................................       5,480
     339    Amylin Pharmaceuticals, Inc. (D)..................      12,231
     251    Astellas Pharma, Inc. (A).........................      11,391
     270    AtheroGenics, Inc. (D)(G).........................       2,673
     458    Auxilium Pharmaceuticals, Inc. (D)(G).............       6,729
     265    Cephalon, Inc. (D)(G).............................      18,623
     228    Charles River Laboratories International, Inc.
              (D).............................................       9,852

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            HEALTH CARE -- (CONTINUED)
     106    Covance, Inc. (D).................................  $    6,256
     322    Digene Corp. (D)..................................      15,413
     234    Eisai Co., Ltd. (A)...............................      12,838
     591    Elan Corp. plc ADR (D)(G).........................       8,714
     243    Eli Lilly & Co. ..................................      12,660
     147    Encysive Pharmaceuticals, Inc. (D)(G).............         619
     252    Forest Laboratories, Inc. (D).....................      12,756
     239    Kyphon, Inc. (D)(G)...............................       9,664
     209    Medicines Co. (D).................................       6,617
     290    Merck & Co., Inc. ................................      12,649
     279    Pharmaceutical Product Development, Inc. .........       8,986
   1,232    Schering-Plough Corp. ............................      29,128
     793    Shionogi & Co., Ltd. (A)..........................      15,578
     366    St. Jude Medical, Inc. (D)........................      13,377
     127    Vertex Pharmaceuticals, Inc. (D)..................       4,752
                                                                ----------
                                                                   236,986
                                                                ----------
            SERVICES -- 12.3%
     509    Allied Waste Industries, Inc. (D).................       6,256
     182    Corporate Executive Board Co. ....................      15,996
     559    DreamWorks Animation SKG, Inc. (D)................      16,473
     352    Equifax, Inc. (D).................................      14,303
     182    Fluor Corp. ......................................      14,819
     269    Focus Media Holding Ltd. ADR (D)..................      17,839
     193    Manpower, Inc. ...................................      14,491
     426    MoneyGram International, Inc. ....................      13,351
     184    Stericycle, Inc. (D)..............................      13,922
     915    Tetra Technologies, Inc. (D)......................      16,554
     478    Walt Disney Co. ..................................      16,364
                                                                ----------
                                                                   160,368
                                                                ----------
            TECHNOLOGY -- 30.4%
   1,475    Activision, Inc. (D)..............................      25,429
     566    Adobe Systems, Inc. (D)...........................      23,257
     296    Amdocs Ltd. (D)...................................      11,482
     336    American Tower Corp. Class A (D)..................      12,534
     147    Baidu.com ADR (D)(G)..............................      16,536
     392    Broadcom Corp. Class A (D)........................      12,678
   1,076    Corning, Inc. (D).................................      20,126
     593    General Electric Co. .............................      22,054
      34    Google, Inc. (D)..................................      15,656
     490    Hewlett-Packard Co. ..............................      20,200
     295    Leap Wireless International, Inc. (D).............      17,526
     452    Medtronic, Inc. ..................................      24,198
     679    Microsoft Corp. ..................................      20,276
   1,880    Move, Inc. (D)....................................      10,359
     968    Network Appliance, Inc. (D).......................      38,003
     262    NVIDIA Corp. (D)..................................       9,711
   1,362    O2Micro International Ltd. ADR (D)................      11,649
     942    Oracle Corp. (D)..................................      16,142
     372    Red Hat, Inc. (D).................................       8,563
      21    Samsung Electronics Co., Ltd. (A).................      13,591
   2,920    Tencent Holdings Ltd. (A).........................      10,367
     720    VeriFone Holdings, Inc. (D)(G)....................      25,495
     289    Verint Systems, Inc. (D)..........................       9,907
                                                                ----------
                                                                   395,739
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TRANSPORTATION -- 1.0%
     446    GOL Linhas Aereas Inteligentes S.A. ADR (G).......  $   12,778
                                                                ----------
            UTILITIES -- 2.6%
     510    Suntech Power Holdings Co. Ltd. ADR (D)(G)........      17,342
     216    Veolia Environnment S.A. (A)(G)...................      16,460
                                                                ----------
                                                                    33,802
                                                                ----------
            Total common stock
              (cost $1,065,520)...............................  $1,252,683
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 11.9%
            REPURCHASE AGREEMENTS -- 3.1%
$  9,245    Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 01/02/2007...............................  $    9,245
  12,748    BNP Paribas TriParty Joint Repurchase Agreement,
              5.31%, 01/02/2007...............................      12,748
     138    Deutsche Bank Securities Joint Repurchase
              Agreement,
              4.80%, 01/02/2007...............................         138
   7,980    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 01/02/2007...............................       7,980
   2,725    Morgan Stanley & Co., Inc. Triparty Joint
              Repurchase Agreement,
              5.30%, 01/02/2007...............................       2,725
   7,980    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 01/02/2007...............................       7,980
                                                                ----------
                                                                    40,816
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE W
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 8.8%
 114,640    BNY Institutional Cash Reserve Fund...............  $  114,640
                                                                ----------
            Total short-term investments
              (cost $155,456).................................  $  155,456
                                                                ----------
            Total investments in securities
              (cost $1,220,976) (C)...........................  $1,408,139
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 15.97% of total net assets at December 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at December 31, 2006, was $80,225, which represents 6.16% of total net assets.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $1,224,698 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $199,387
      Unrealized depreciation........................   (15,946)
                                                       --------
      Net unrealized appreciation....................  $183,441
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at December 31, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE      VALUE (W)
---------                                                       -----   ----------   ----------
 CONSUMER CYCLICAL -- 1.3%
 $25,345    Wal-Mart Stores, Inc. (L).........................  5.26%   03/28/2007   $   25,342
                                                                                     ----------
            CONSUMER STAPLES -- 3.7%
  22,080    Alcoa, Inc. ......................................  5.30%   01/24/2007       22,006
  22,000    Alcoa, Inc. ......................................  5.32%   02/15/2007       21,855
  25,000    Stadshypotek......................................  5.26%   01/22/2007       24,924
                                                                                     ----------
                                                                                         68,785
                                                                                     ----------
            FINANCE -- 94.9%
  25,000    Ab Spin Tab Swedmortgage..........................  5.27%   01/29/2007       24,898
  25,000    Ab Spin Tab Swedmortgage..........................  5.28%   01/30/2007       24,894
  25,000    Alliance & Leicester plc..........................  5.29%   03/02/2007       24,785
  21,000    Alliance & Leicester plc..........................  5.36%   03/20/2007       20,761
  25,000    American Express Credit Corp. (L).................  5.35%   06/12/2007       25,002
  24,500    American General Finance Corp. ...................  5.29%   01/10/2007       24,468
  21,200    American General Finance Corp. (L)................  5.40%   03/23/2007       21,203
  22,900    American Honda Finance Corp. .....................  5.27%   02/05/2007       22,783
  26,500    American Honda Finance Corp. (I)(L)...............  5.35%   08/08/2007       26,500
  30,920    Amsterdam Funding Corp. ..........................  5.27%   02/02/2007       30,776
  27,210    Amsterdam Funding Corp. ..........................  5.28%   01/18/2007       27,142
  21,700    Bank of America NA (L)............................  5.32%   05/15/2007       21,851
  26,500    Bank of America NA (L)............................  5.36%   11/08/2007       26,500
  32,750    Barton Capital Corp. .............................  5.26%   01/12/2007       32,697
  25,000    Barton Capital Corp. .............................  5.27%   01/11/2007       24,963
   8,600    Barton Capital Corp. .............................  5.27%   01/17/2007        8,580
  22,000    Bear Stearns & Co., Inc. (L)......................  5.34%   01/14/2008       22,000
  22,100    Bear Stearns & Co., Inc. (L)......................  5.38%   06/29/2007       22,397
  22,000    Bradford & Bingley plc............................  5.30%   02/12/2007       21,865
  21,900    Bradford & Bingley plc............................  5.34%   02/20/2007       21,743
  23,400    Britannia Building Society........................  5.28%   01/31/2007       23,297
  21,900    Britannia Building Society........................  5.31%   02/27/2007       21,717
  25,000    Cafco LLC.........................................  5.28%   01/25/2007       24,912
  33,400    Cafco LLC.........................................  5.28%   01/30/2007       33,258
  44,000    Caterpillar Financial Services Corp. (L)..........  5.39%   07/27/2007       44,006
  25,620    Citibank NA (L)...................................  5.32%   02/14/2007       25,620
  25,620    Citibank NA (L)...................................  5.32%   02/22/2007       25,620
  19,200    Citigroup Funding, Inc. ..........................  5.27%   01/26/2007       19,130
  21,120    Countrywide Financial Corp. ......................  5.30%   01/16/2007       21,073
  22,000    Countrywide Financial Corp. ......................  5.31%   01/02/2007       21,997
  20,000    General Electric Capital Corp. ...................  5.26%   01/26/2007       19,927

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE      VALUE (W)
---------                                                       -----   ----------   ----------
            FINANCE -- (CONTINUED)
 $19,400    General Electric Capital Corp. (L)................  5.31%   12/24/2007   $   19,400
  34,400    General Electric Capital Corp. (L)................  5.45%   01/05/2007       34,400
  49,580    Goldman Sachs Group, Inc. (L).....................  5.46%   03/30/2007       49,599
  24,300    HBOS Treasury Services plc........................  5.28%   02/06/2007       24,172
  26,440    HBOS Treasury Services plc (I)(L).................  5.32%   01/09/2008       26,436
  22,500    HSBC Finance Corp. (L)............................  5.34%   01/04/2008       22,500
  26,750    HSBC Finance Corp. ...............................  5.36%   03/16/2007       26,462
  26,200    JP Morgan Chase & Co. (L).........................  5.32%   01/02/2008       26,200
  44,000    Lehman Brothers Holdings, Inc. (L)................  5.40%   05/31/2007       44,015
  22,000    Merrill Lynch & Co. (L)...........................  5.33%   12/24/2007       22,000
  26,900    Merrill Lynch & Co. (L)...........................  5.36%   05/29/2007       26,899
  25,000    Morgan Stanley Dean Witter, Inc. (L)..............  5.43%   06/26/2007       25,011
  23,000    Morgan Stanley Dean Witter, Inc. (L)..............  5.48%   01/19/2007       23,001
  25,000    Nationwide Building Society (I)...................  5.27%   01/25/2007       24,912
  25,000    Nationwide Building Society (I)...................  5.28%   01/29/2007       24,898
  21,700    Nordea Bank Ab (I)(L).............................  5.33%   01/09/2008       21,700
  25,000    Northern Rock plc.................................  5.28%   01/30/2007       24,894
  25,000    Northern Rock plc.................................  5.30%   03/06/2007       24,766
  32,500    Old Line Funding LLC..............................  5.29%   02/08/2007       32,319
  26,520    Old Line Funding LLC..............................  5.33%   02/07/2007       26,376
  33,500    Sheffield Receivables.............................  5.27%   01/18/2007       33,417
  31,500    Sheffield Receivables.............................  5.30%   01/16/2007       31,431
  22,030    Skandinaviska Enskilda Bank NY (I)(L).............  5.31%   07/19/2007       22,029
  21,600    Skandinaviska Enskilda Bank NY (I)(L).............  5.34%   01/09/2008       21,600
  21,700    SLM Corp. (I)(L)..................................  5.35%   01/11/2008       21,700
  18,135    SLM Corp. (L).....................................  5.50%   01/25/2007       18,137
  24,600    Svenska Handelsbanken Ab..........................  5.30%   03/19/2007       24,327
  53,000    Toyota Motor Credit Corp. (L).....................  5.21%   09/24/2007       53,000
  22,000    Toyota Motor Credit Corp. ........................  5.27%   02/07/2007       21,882
  19,356    Triple A-1 Funding................................  5.30%   01/09/2007       19,333
  26,379    UBS Finance LLC...................................  5.27%   01/02/2007       26,375
  23,700    UBS Finance LLC...................................  5.27%   01/05/2007       23,686
  24,680    Washington Mutual Bank FA (L).....................  5.35%   08/27/2007       24,680
  21,135    Washington Mutual Bank FA (L).....................  5.41%   02/28/2007       21,137
  22,000    Wells Fargo & Co. (L).............................  5.42%   03/23/2007       22,005
  10,200    Westpac Banking Corp. ............................  5.29%   02/06/2007       10,146
  21,600    Westpac Banking Corp. (I)(L)......................  5.32%   01/16/2008       21,600
  20,700    Yorktown Capital..................................  5.27%   01/09/2007       20,676

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE      VALUE (W)
---------                                                       -----   ----------   ----------
CONSUMER CYCLICAL -- (CONTINUED)
            FINANCE -- (CONTINUED)
 $17,500    Yorktown Capital..................................  5.31%   02/15/2007   $   17,386
  22,000    Yorktown Capital..................................  5.33%   02/21/2007       21,836
                                                                                     ----------
                                                                                     $1,782,708
                                                                                     ----------
            Total investments in securities
              (cost $1,876,835) (C)...........................                       $1,876,835
                                                                                     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.04% of total net assets at December 31, 2006.

  (C)Also represents cost for federal tax purposes.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $211,375, which represents 11.25% of total net assets.

  (L)Variable rate securities; the yield reported is the rate in effect at December 31, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF ASSETS AND LIABILITIES
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                 HARTFORD
                                                                 HARTFORD         GROWTH         HARTFORD
                                                              GLOBAL LEADERS   OPPORTUNITIES   MONEY MARKET
                                                                 HLS FUND        HLS FUND        HLS FUND
                                                              --------------   -------------   ------------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................    $1,323,202      $1,408,139      $1,876,835
  Cash......................................................            --              --             114
  Foreign currency on deposit with custodian#...............           444              --              --
  Unrealized appreciation on forward foreign currency
    contracts...............................................            11              --              --
  Receivables:
    Investment securities sold..............................        19,459          13,009              --
    Fund shares sold........................................           414             308          11,129
    Dividends and interest..................................           273             971           3,499
  Other assets..............................................             8               6               8
                                                                ----------      ----------      ----------
Total assets................................................     1,343,811       1,422,433       1,891,585
                                                                ----------      ----------      ----------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................            27              --              --
  Bank overdraft -- U.S. Dollars............................            --             605              --
  Payable upon return of securities loaned..................       110,395         114,640              --
  Payables:
    Investment securities purchased.........................         9,743           4,086              --
    Fund shares redeemed....................................           826           1,433          12,922
    Investment management and advisory fees.................            83             109              64
    Administrative services fee.............................            34              --              51
    Distribution fees.......................................            10               7              11
  Accrued expenses..........................................           152             166             178
                                                                ----------      ----------      ----------
Total liabilities...........................................       121,270         121,046          13,226
                                                                ----------      ----------      ----------
Net assets..................................................    $1,222,541      $1,301,387      $1,878,359
                                                                ==========      ==========      ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in capital...........................    $  999,811      $1,088,607      $1,878,359
Accumulated undistributed (distribution in excess of) net
  investment income.........................................        (2,425)            389              --
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................        23,256          25,228              --
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................       201,899         187,163              --
                                                                ----------      ----------      ----------
Net assets..................................................    $1,222,541      $1,301,387      $1,878,359
                                                                ==========      ==========      ==========
Shares authorized...........................................     3,400,000         700,000       7,000,000
                                                                ----------      ----------      ----------
Par value...................................................    $    0.001      $    0.001      $    0.001
                                                                ----------      ----------      ----------
CLASS IA: Net asset value per share.........................    $    20.09      $    30.13      $     1.00
                                                                ----------      ----------      ----------
         Shares outstanding.................................        46,902          36,628       1,558,433
                                                                ----------      ----------      ----------
         Net assets.........................................    $  942,258      $1,103,590      $1,558,433
                                                                ----------      ----------      ----------
CLASS IB: Net asset value per share.........................    $    20.02      $    29.90      $     1.00
                                                                ----------      ----------      ----------
         Shares outstanding.................................        14,003           6,616         319,926
                                                                ----------      ----------      ----------
         Net assets.........................................    $  280,283      $  197,797      $  319,926
                                                                ----------      ----------      ----------
@ Cost of securities........................................    $1,121,313      $1,220,976      $1,876,835
                                                                ----------      ----------      ----------
@ Market value of securities on loan........................    $  106,045      $  111,630      $       --
                                                                ----------      ----------      ----------
# Cost of foreign currency on deposit with custodian........    $      448      $       --      $       --
                                                                ----------      ----------      ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               HARTFORD            HARTFORD
                                                                GLOBAL              GROWTH               HARTFORD
                                                               LEADERS           OPPORTUNITIES         MONEY MARKET
                                                               HLS FUND            HLS FUND              HLS FUND
                                                              ----------         -------------         ------------
INVESTMENT INCOME:
  Dividends.................................................   $ 14,656            $ 14,732               $    --
  Interest..................................................      1,001               1,017                90,349
  Securities lending........................................        440               1,416                    --
  Less: foreign tax withheld................................     (1,287)               (380)                   --
                                                               --------            --------               -------
    Total investment income, net............................     14,810              16,785                90,349
                                                               --------            --------               -------
EXPENSES:
  Investment management and advisory fees...................      6,040               7,629                 4,419
  Administrative services fees..............................      2,431                  --                 3,535
  Distribution fees -- Class IB.............................        697                 474                   747
  Custodian fees............................................        342                 236                    10
  Accounting services.......................................        182                  --                   265
  Board of Directors' fees..................................         21                  18                    27
  Other expenses............................................        216                 291                   313
                                                               --------            --------               -------
    Total expenses (before waivers and fees paid
      indirectly)...........................................      9,929               8,648                 9,316
  Commission recapture......................................       (260)               (271)                   --
  Custodian fee offset......................................         (3)                (11)                   (5)
                                                               --------            --------               -------
    Total waivers and fees paid indirectly..................       (263)               (282)                   (5)
                                                               --------            --------               -------
    Total expenses, net.....................................      9,666               8,366                 9,311
                                                               --------            --------               -------
  Net investment income.....................................      5,144               8,419                81,038
                                                               --------            --------               -------
NET REALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net realized gain on investments..........................     80,825             124,772                     1
  Net realized gain on foreign currency transactions........       (661)                 22                    --
                                                               --------            --------               -------
NET REALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS..............................................     80,164             124,794                     1
                                                               --------            --------               -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net unrealized appreciation of investments................     70,983               3,809                    --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          6                  (4)                   --
                                                               --------            --------               -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS.............     70,989               3,805                    --
                                                               --------            --------               -------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS...    151,153             128,599                     1
                                                               --------            --------               -------
PAYMENTS FROM AFFILIATE (SEE NOTE 3G IN ACCOMPANYING NOTES
  TO FINANCIAL STATEMENTS)..................................      3,344               1,098                    --
                                                               --------            --------               -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........   $159,641            $138,116               $81,039
                                                               ========            ========               =======

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                             HARTFORD
                                                                         HARTFORD                      GROWTH OPPORTUNITIES
                                                                 GLOBAL LEADERS HLS FUND                     HLS FUND
                                                              ------------------------------      ------------------------------
                                                              FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                                 ENDED             ENDED             ENDED             ENDED
                                                              DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                  2006              2005              2006              2005
                                                              ------------      ------------      ------------      ------------
OPERATIONS:
  Net investment income.....................................   $    5,144        $    8,291        $    8,419        $    2,979
  Net realized gain on investments and foreign currency
    transactions............................................       80,164            77,137           124,794           131,569
  Net unrealized appreciation (depreciation) of investments
    and foreign currency transactions.......................       70,989           (57,471)            3,805            28,121
  Payments from affiliate...................................        3,344                --             1,098             1,140
                                                               ----------        ----------        ----------        ----------
  Net increase in net assets resulting from operations......      159,641            27,957           138,116           163,809
                                                               ----------        ----------        ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................       (7,210)           (7,384)           (8,100)           (1,991)
    Class IB................................................       (1,211)           (1,309)             (884)               --
  From net realized gain on investments
    Class IA................................................      (50,448)               --          (108,948)          (62,345)
    Class IB................................................      (15,059)               --           (19,575)          (11,118)
                                                               ----------        ----------        ----------        ----------
    Total distributions.....................................      (73,928)           (8,693)         (137,507)          (75,454)
                                                               ----------        ----------        ----------        ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................       75,692            75,573           188,777           320,008
      Issued on reinvestment of distributions...............       57,658             7,384           117,049            64,336
      Redeemed..............................................     (192,502)         (165,723)         (216,061)         (295,764)
                                                               ----------        ----------        ----------        ----------
    Total capital share transactions........................      (59,152)          (82,766)           89,765            88,580
                                                               ----------        ----------        ----------        ----------
    Class IB
      Sold..................................................       21,219            47,667            49,911            67,825
      Issued on reinvestment of distributions...............       16,270             1,309            20,458            11,118
      Redeemed..............................................      (57,098)          (47,937)          (51,438)          (25,366)
                                                               ----------        ----------        ----------        ----------
    Total capital share transactions........................      (19,609)            1,039            18,931            53,577
                                                               ----------        ----------        ----------        ----------
  Net increase (decrease) from capital share transactions...      (78,761)          (81,727)          108,696           142,157
                                                               ----------        ----------        ----------        ----------
  Net increase (decrease) in net assets.....................        6,952           (62,463)          109,305           230,512
NET ASSETS:
  Beginning of period.......................................    1,215,589         1,278,052         1,192,082           961,570
                                                               ----------        ----------        ----------        ----------
  End of period.............................................   $1,222,541        $1,215,589        $1,301,387        $1,192,082
                                                               ==========        ==========        ==========        ==========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................   $   (2,425)       $      845        $      389        $      717
                                                               ==========        ==========        ==========        ==========
SHARE ACTIVITY:
    Class IA
      Sold..................................................        3,866             4,330             6,073            11,178
      Issued on reinvestment of distributions...............        2,895               404             3,934             2,155
      Redeemed..............................................       (9,779)           (9,391)           (7,054)          (10,378)
                                                               ----------        ----------        ----------        ----------
    Total share activity....................................       (3,018)           (4,657)            2,953             2,955
                                                               ----------        ----------        ----------        ----------
    Class IB
      Sold..................................................        1,077             2,759             1,621             2,434
      Issued on reinvestment of distributions...............          819                72               693               375
      Redeemed..............................................       (2,902)           (2,736)           (1,706)             (915)
                                                               ----------        ----------        ----------        ----------
    Total share activity....................................       (1,006)               95               608             1,894
                                                               ----------        ----------        ----------        ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

               HARTFORD
        MONEY MARKET HLS FUND
    ------------------------------
    FOR THE YEAR      FOR THE YEAR
       ENDED             ENDED
    DECEMBER 31,      DECEMBER 31,
        2006              2005
    ------------      ------------
     $   81,038        $   44,998
              1                 3
             --                --
             --                --
     ----------        ----------
         81,039            45,001
     ----------        ----------
        (67,958)          (38,276)
        (13,080)           (6,722)
             (1)               (2)
             --                (1)
     ----------        ----------
        (81,039)          (45,001)
     ----------        ----------
      1,780,507         4,751,573
         68,099            41,530
     (1,644,009)       (4,733,793)
     ----------        ----------
        204,597            59,310
     ----------        ----------
        300,900           237,251
         13,111             7,288
       (258,125)         (233,306)
     ----------        ----------
         55,886            11,233
     ----------        ----------
        260,483            70,543
     ----------        ----------
        260,483            70,543
      1,617,876         1,547,333
     ----------        ----------
     $1,878,359        $1,617,876
     ==========        ==========
     $       --        $       --
     ==========        ==========
      1,780,507         4,751,573
         68,099            41,530
     (1,644,009)       (4,733,793)
     ----------        ----------
        204,597            59,310
     ----------        ----------
        300,900           237,251
         13,111             7,288
       (258,125)         (233,306)
     ----------        ----------
         55,886            11,233
     ----------        ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

1.  ORGANIZATION:

    The Hartford HLS Funds serve as underlying investment vehicles for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company ("HLIC") and its affiliates and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

    Hartford Series Fund, Inc. is comprised of twenty-six portfolios (two are included here; they are Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund) and Hartford HLS Series Fund II, Inc. is comprised of ten portfolios (one is included here: it is Hartford Growth Opportunities HLS
    Fund) each a "Fund" or together the "Funds" (the "Companies"). The Companies are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"), as diversified open-end management investment companies.

    Each Fund is divided into Class IA and Class IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution fees charged pursuant to Distribution and Service Plans. These Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act.

    Indemnifications: Under the Funds' organizational documents, their directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds' enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. generally accepted accounting principles in the investment company industry:

    a) Security Transactions -- Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

    b) Security Valuation and Investment Income -- Except for Hartford Money Market HLS Fund, the Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is primarily traded but before the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time, referred to as the "Valuation Time") that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund's Board of Directors which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund's shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Funds. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV per share.

        Debt securities (other than short-term investments and Senior Floating Rate Interests), held by a Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Senior Floating Rate Interests generally trade in over-the-counter markets and are priced through an unaffiliated pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Hartford Money Market HLS Fund's investments and investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

        Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the "Primary Market") at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation

--------------------------------------------------------------------------------

       Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. System ("Nasdaq") or another over-the-counter ("OTC") market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is primarily traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be the most recent bid quotation on such exchange or market at the Valuation Time.

        Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

        Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

        Futures contracts shall be valued at the final settlement price reported by the applicable futures exchange. If there were no trades as of the valuation day, then the contract shall be valued at the closing bid price as of the Valuation Time.

        Financial instruments for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors.

        A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time. In the event that the applicable pricing service cannot provide the spot currency rates and forward currency rates in a timely fashion, such rates may be obtained from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors.

        Swaps and other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund's Board of Directors.

        Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

    c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included within the net realized and unrealized gain or loss on investments in the accompanying financial statements.

        Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    d) Securities Lending -- The Funds, except for the Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash, which is then invested in short-term money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following day. As with other extensions of credit, these Funds may bear the risk of delay in recovery of loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially.

    e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (Hartford Investment Management), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), or Wellington Management Company LLP (Wellington). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    f) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest receivable.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

        Certain Funds, together with other investment management companies having investment advisory agreements with Wellington, have an interest in joint repurchase agreements dated 12/29/06 in the amount of $2,097,116 due 01/02/07 with the brokers indicated in the table below. These joint repurchase agreements are collateralized as follows:

                                                        COLLATERAL        COLLATERAL          COLLATERAL        COLLATERAL
        BROKER                     RATE    PRINCIPAL      VALUE         SECURITY TYPE         COUPON RATE        MATURITY
        ------                     ----    ---------    ----------    ------------------    ---------------    ------------
        Bank of America..........  5.31%   $475,000      $484,500     FNMA                           5.00%            2034
        BNP Paribas..............  5.31%    655,000       668,100     FHLMC                  5.00% - 5.50%     2035 - 2036
                                                                      FNMA                   5.00% - 6.00%     2020 - 2036
        Deutsche Bank............  4.80%      7,116         7,226     U.S. Treasury Bill            4.825%            2007
        Deutsche Bank............  5.30%    410,000       418,200     FHLMC                  4.50% - 8.00%     2116 - 2036
        Morgan Stanley...........  5.30%    140,000       142,800     FHLMC                  4.00% - 6.50%     2008 - 2046
                                                                      FNMA                   4.50% - 7.06%     2009 - 2046
        UBS Securities LLC.......  5.31%    410,000       418,203     FNLMC                  4.50% - 8.00%     2007 - 2036
                                                                      FNMA                   4.50% - 6.00%     2018 - 2046

        The amount to be received upon maturity of each Fund's repurchase agreement is as follows:

                                                                        MATURITY
        FUND                                                             AMOUNT
        ----                                                            --------
        Hartford Global Leaders HLS Fund............................    $  7,955
        Hartford Growth Opportunities HLS Fund......................      40,840

    g) Futures and Options Transactions -- Certain Funds may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into futures contracts, they are required to deposit with a futures commission merchant an amount of initial margin of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds.

        At any time prior to the expiration of the futures contract, a Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

        The use of futures contracts involve elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds' strategies and potentially result in loss. The Funds had no outstanding futures contracts as of December 31, 2006.

        The premium paid by the Funds for the purchase of a call or put option is included in the Funds' Statements of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

        The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, which is recorded on the Funds' Statements of Assets and Liabilities and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. These Fund's had no written option contracts during the year ended December 31, 2006.

    h) Forward Foreign Currency Contracts -- At December 31, 2006, certain Funds, as shown in the Schedule of Investments, entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

        Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

    i) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. None of the Funds had investments in indexed securities as of December 31, 2006.

--------------------------------------------------------------------------------

    j) (1) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (IRC) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of regulated investment companies. The Funds have distributed substantially all of their income and capital gains in prior years and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

    j) (2) The tax character of distributions paid for the periods indicated is as follows:

                                                                       FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                                                        DECEMBER 31, 2006        DECEMBER 31, 2005
                                                                      ---------------------    ---------------------
                                                                                  LONG-TERM                LONG-TERM
                                                                      ORDINARY     CAPITAL     ORDINARY     CAPITAL
        FUND                                                           INCOME       GAINS       INCOME       GAINS
        ----                                                          --------    ---------    --------    ---------
        Hartford Global Leaders HLS Fund............................  $29,720      $44,208     $ 8,693      $    --
        Hartford Growth Opportunities HLS Fund......................   48,149       89,358       1,991       73,463
        Hartford Money Market HLS Fund..............................   81,039           --      45,001           --

        As of December 31, 2006, the components of distributable earnings (deficit) on a tax basis were as follows:

                                                                                                                         TOTAL
                                                UNDISTRIBUTED    UNDISTRIBUTED     ACCUMULATED       UNREALIZED       ACCUMULATED
                                                  ORDINARY         LONG-TERM      CAPITAL GAINS     APPRECIATION       EARNINGS
        FUND                                       INCOME        CAPITAL GAIN       (LOSSES)*      (DEPRECIATION)@     (DEFICIT)
        ----                                    -------------    -------------    -------------    ---------------    -----------
        Hartford Global Leaders HLS Fund......     $14,597          $18,965           $(389)          $189,557         $222,730
        Hartford Growth Opportunities HLS
          Fund................................      17,980           11,359              --            183,441          212,780

          * Certain Funds had capital loss carryforwards that are identified in
            Note 2 (j) (4).
         @ The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256 and the mark-to-market of Passive Foreign Investment Companies.

    j)  (3) Reclassification of Capital Accounts:

        In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present accumulated undistributed (distribution in excess of) net investment income and accumulated net realized gains (losses) on investments on a tax basis which is considered to be more informative to a shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency, distributions representing a return of capital, class action settlements received, expiration of capital loss carryforwards, expiration of net operating losses, and net operating losses that reduce short-term capital gain distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2006, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                       ACCUMULATED       ACCUMULATED
                                                                      UNDISTRIBUTED      NET REALIZED
                                                                      NET INVESTMENT    GAIN (LOSS) ON    PAID-IN-
        FUND                                                          INCOME (LOSS)      INVESTMENTS      CAPITAL
        ----                                                          --------------    --------------    --------
        Hartford Global Leaders HLS Fund............................      $(905)             $905          $  --
        Hartford Growth Opportunities HLS Fund......................       (249)              249             --

    j)  (4) Capital Loss Carryforwards:

        At December 31, 2006 (tax year-end), the following Funds had capital loss carryforwards for U.S. Federal income tax purposes of approximately:

                                                                       YEAR OF EXPIRATION
                                                                       -------------------
                                                                       2009   2010   TOTAL
                                                                       ----   ----   -----
        Hartford Global Leaders HLS Fund............................   $19    $370   $389

        Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of the Hartford Global Leaders HLS Fund carryforwards may apply.

    k)  Fund Share Valuation and Dividend Distributions to
        Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders or plan participants. The net asset value of each Fund's shares is determined as of the close of

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

       each business day of the Exchange. The net asset value per share is determined separately for each class of each Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund's shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

        Dividends are declared pursuant to a policy adopted by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds, except Hartford Money Market HLS Fund, is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

        Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

        Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles with respect to character and timing. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, losses deferred due to wash sales and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund's capital accounts (see Note 2(j)(3)).

    l) Illiquid and Restricted Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on net asset value. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by that Fund's Board of Directors.

    m) Securities Purchased on a When-Issued or Delayed-Delivery
       Basis -- Delivery and payment for securities that have been purchased by the Funds on a forward commitment or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. As of December 31, 2006, the Funds had no outstanding when-issued or forward commitments.

    n) Credit Risk -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bond prices can fall on bad news about the economy, an industry or a company. The share price, yield and total return of a fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

    o) Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the year. Operating results in the future could vary from the amounts derived from management's estimates.

    s) Financial Accounting Standards Board Interpretation No. 48 -- On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 but not before its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the Funds' financial statements has not yet been determined.

    t) Financial Accounting Standards Board Financial Accounting Standard No. 157 -- In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for the Funds' financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statements of Operations for a fiscal period.

--------------------------------------------------------------------------------

3.  EXPENSES:

    a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors), an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders, as applicable.

        The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate the sub-advisers. Investment management and advisory fees are accrued daily and paid monthly.

                       HARTFORD MONEY MARKET HLS FUND(1)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $2 billion................................................    0.250%
On next $3 billion.................................................    0.200%
On next $5 billion.................................................    0.180%
Over $10 billion...................................................    0.170%

(1) Effective January 1, 2007, HL Advisors voluntarily agreed to waive management fees of 0.05% of average total net assets until December 31, 2007.

                        HARTFORD GLOBAL LEADERS HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.575%
On next $250 million...............................................    0.525%
On next $500 million...............................................    0.475%
Over $1 billion....................................................    0.425%

                     HARTFORD GROWTH OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................    0.700%
Over $100 million..................................................    0.600%

        Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to Hartford Global Leaders HLS Fund and Hartford Growth Opportunities HLS Fund.

        Pursuant to investment services agreements between HL Advisors and Hartford Investment Management, Hartford Investment Management provides the day-to-day investment management services to Hartford Money Market HLS Fund.

        Wellington and Hartford Investment Management determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and Hartford Investment Management regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    b) Administrative Services Agreement -- Under the Administrative Services Agreement between HLIC and each of the following Funds; Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund, HLIC provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HLIC or any other related company. The Funds' administrative services fees are accrued daily and paid monthly.

    c) Accounting Services Agreement -- Under the Fund Accounting Agreement between HLIC and Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund, HLIC provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.015% of each Fund's average daily net assets. The Funds' accounting services fees are accrued daily and paid monthly.

    d) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each Fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

    e) Fees Paid Indirectly -- The Funds have entered into agreements with State Street Global Advisors, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds' expenses. In addition, the Funds' custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2006, these amounts are included in the Statements of Operations.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

        The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the years listed below would have been as follows:

                                       FOR THE YEAR ENDED      FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                       DECEMBER 31, 2006       DECEMBER 31, 2005       DECEMBER 31, 2004
                                      --------------------    --------------------    --------------------
        FUND                          CLASS IA    CLASS IB    CLASS IA    CLASS IB    CLASS IA    CLASS IB
        ----                          --------    --------    --------    --------    --------    --------
        Hartford Global Leaders HLS
          Fund......................    0.74%       0.99%       0.68%       0.93%       0.68%       0.93%
        Hartford Growth
          Opportunities HLS Fund....    0.63        0.88        0.58        0.84        0.57        0.82
        Hartford Money Market HLS
          Fund......................    0.48        0.73        0.49        0.74        0.48        0.73

    f) Distribution Plan for Class IB shares -- Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life, Inc.) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

        The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard. The Funds' distribution fees are accrued daily and paid monthly.

    g) Payments from Affiliate -- The Funds are available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and they are offered directly to certain qualified retirement plans ("Products"). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, did not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life (the issuers of such variable annuity products), the Funds' ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Funds to indemnify the Funds for any material harm caused to the Funds from frequent trading by these contracts owners. Pursuant to the agreement, the following amounts have been paid to the Funds indicated in 2006 and 2005. Amounts are recorded as Payments from Affiliate in the Statements of Operations:

        FUND                                                          2006    2005
        ----                                                          ----   ------
        Hartford Growth Opportunities HLS Fund......................  $257   $1,140

        On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC's Division of Enforcement's investigation of aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford paid a total of $39.6 million to certain of the Funds of Hartford Series, Inc. and Hartford HLS Series Fund II, Inc. Amounts received by Fund are indicated below. These amounts were recorded on November 8, 2006 and paid on November 22, 2006. The Hartford settled this matter without admitting or denying the findings of the SEC.

        FUND                                                          AMOUNT
        ----                                                          ------
        Hartford Global Leaders HLS Fund............................  $3,344
        Hartford Growth Opportunities HLS Fund......................     841

        The total return in the financial highlights includes the impact of the Payments from Affiliate. The tables below show the impact of each of the two Payments from Affiliate and the total return for the years ended December 31, 2006 and December 31, 2005, had the Payments from Affiliate been excluded.

                                                            FOR THE YEAR ENDED       FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                                            DECEMBER 31, 2006        DECEMBER 31, 2006        DECEMBER 31, 2006
                                                           --------------------    ----------------------    --------------------
                                                            IMPACT OF PAYMENT        IMPACT OF PAYMENT           TOTAL RETURN
                                                            FROM AFFILIATE FOR       FROM AFFILIATE FOR       EXCLUDING PAYMENTS
                                                              SEC SETTLEMENT       UNRESTRICTED TRANSFERS       FROM AFFILIATE
                                                           --------------------    ----------------------    --------------------
        FUND                                               CLASS IA    CLASS IB    CLASS IA     CLASS IB     CLASS IA    CLASS IB
        ----                                               --------    --------    ---------    ---------    --------    --------
        Hartford Global Leaders HLS Fund.................    0.31%       0.32%           --%          --%     13.83%      13.54%
        Hartford Growth Opportunities HLS Fund...........    0.07        0.07          0.02         0.02      11.96       11.70

                                                                        FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                                                        DECEMBER 31, 2005        DECEMBER 31, 2005
                                                                      ----------------------    --------------------
                                                                        IMPACT OF PAYMENT           TOTAL RETURN
                                                                        FROM AFFILIATE FOR       EXCLUDING PAYMENT
                                                                      UNRESTRICTED TRANSFERS       FROM AFFILIATE
                                                                      ----------------------    --------------------
        FUND                                                          CLASS IA     CLASS IB     CLASS IA    CLASS IB
        ----                                                          ---------    ---------    --------    --------
        Hartford Growth Opportunities HLS Fund......................    0.11%        0.11%       16.20%      15.91%

--------------------------------------------------------------------------------

4.  INVESTMENT TRANSACTIONS:

    For the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities for Hartford Money Market HLS Fund were $18,993,247 and $18,729,737, respectively. The cost of purchases and proceeds from sales of securities (excluding short-term investments) for the other Funds were as follows:

                                                                      COST OF             SALES
                                                                     PURCHASES          PROCEEDS
                                                                     EXCLUDING          EXCLUDING
                                                                  U.S. GOVERNMENT    U.S. GOVERNMENT
    FUND                                                            OBLIGATIONS        OBLIGATIONS
    ----                                                          ---------------    ---------------
    Hartford Global Leaders HLS Fund............................    $1,398,412         $1,545,322
    Hartford Growth Opportunities HLS Fund......................     1,719,202          1,755,120

5.  LINE OF CREDIT:

    The Funds, except for the Hartford Money Market HLS Fund, participate in a $650,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended December 31, 2006, the Funds did not have any borrowings under this facility.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          -- SELECTED PER-SHARE DATA(4) --
                                     --------------------------------------------------------------------------
                                                                              NET
                                                                           REALIZED
                                                                              AND
                                     NET ASSET      NET                   UNREALIZED      TOTAL      DIVIDENDS
                                     VALUE AT    INVESTMENT   PAYMENTS       GAIN          FROM       FROM NET
                                     BEGINNING     INCOME       FROM       (LOSS) ON    INVESTMENT   INVESTMENT
                                     OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                                     ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD GLOBAL LEADERS HLS FUND
 For the Year Ended December 31,
   2006
 Class IA..........................   $18.74       $ 0.10       $0.05       $ 2.48        $ 2.63       $(0.16)
 Class IB..........................    18.66         0.05        0.05         2.47          2.57        (0.09)
 For the Year Ended December 31,
   2005
 Class IA..........................    18.41         0.14          --         0.33          0.47        (0.14)
 Class IB..........................    18.32         0.07          --         0.35          0.42        (0.08)
 For the Year Ended December 31,
   2004
 Class IA..........................    15.53         0.12          --         2.85          2.97        (0.09)
 Class IB..........................    15.47         0.10          --         2.82          2.92        (0.07)
 For the Year Ended December 31,
   2003
 Class IA..........................    11.50         0.07          --         4.02          4.09        (0.06)
 Class IB..........................    11.47         0.04          --         4.00          4.04        (0.04)
 For the Year Ended December 31,
   2002
 Class IA..........................    14.43(5)      0.13(5)       --        (2.95)(5)     (2.82)       (0.11)(5)
 Class IB..........................    14.40(5)      0.12(5)       --        (2.96)(5)     (2.84)       (0.09)(5)
HARTFORD GROWTH OPPORTUNITIES HLS
 FUND
 For the Year Ended December 31,
   2006
 Class IA..........................    30.07         0.22        0.03         3.27          3.52        (0.24)
 Class IB..........................    29.85         0.14        0.03         3.25          3.42        (0.15)
 For the Year Ended December 31,
   2005
 Class IA..........................    27.63         0.09        0.03         4.36          4.48        (0.06)
 Class IB..........................    27.44         0.01        0.03         4.35          4.39           --
 For the Year Ended December 31,
   2004
 Class IA..........................    23.57         0.05          --         4.01          4.06           --
 Class IB..........................    23.48         0.03          --         3.93          3.96           --
 For the Year Ended December 31,
   2003
 Class IA..........................    16.40        (0.01)         --         7.18          7.17           --
 Class IB..........................    16.37        (0.01)         --         7.12          7.11           --
 For the Year Ended December 31,
   2002
 Class IA..........................    22.66        (0.03)         --        (6.23)        (6.26)          --
 From inception April, 30 2002
   through December 31, 2002
 Class IB..........................    21.16        (0.01)         --        (4.78)        (4.79)          --
HARTFORD MONEY MARKET HLS FUND
 For the Year Ended December 31,
   2006
 Class IA..........................     1.00         0.05          --           --          0.05        (0.05)
 Class IB..........................     1.00         0.04          --           --          0.04        (0.04)
 For the Year Ended December 31,
   2005
 Class IA..........................     1.00         0.03          --           --          0.03        (0.03)
 Class IB..........................     1.00         0.03          --           --          0.03        (0.03)
 For the Year Ended December 31,
   2004
 Class IA..........................     1.00           --          --           --            --           --
 Class IB..........................     1.00           --          --           --            --           --
 For the Year Ended December 31,
   2003
 Class IA..........................     1.00         0.01          --           --          0.01        (0.01)
 Class IB..........................     1.00           --          --           --            --           --
 For the Year Ended December 31,
   2002
 Class IA..........................     1.00         0.01          --           --          0.01        (0.01)
 Class IB..........................     1.00         0.01          --           --          0.01        (0.01)

                                           -- SELECTED PER-SHARE DATA(4) --               -- RATIOS AND SUPPLEMENTAL DATA --
                                     ---------------------------------------------   ---------------------------------------------

                                                                                        NET        NET
                                     DISTRIBUTIONS                                    INCREASE    ASSET
                                         FROM                                        (DECREASE)   VALUE
                                       REALIZED      DISTRIBUTIONS                     IN NET     AT END               NET ASSETS
                                        CAPITAL          FROM            TOTAL         ASSET        OF      TOTAL       AT END OF
                                         GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD    RETURN       PERIOD
                                     -------------   -------------   -------------   ----------   ------    ------     -----------
HARTFORD GLOBAL LEADERS HLS FUND
 For the Year Ended December 31,
   2006
 Class IA..........................     $(1.12)         $   --          $(1.28)        $ 1.35     $20.09     14.14(7)  $   942,258
 Class IB..........................      (1.12)             --           (1.21)          1.36      20.02     13.86(7)      280,283
 For the Year Ended December 31,
   2005
 Class IA..........................         --              --           (0.14)          0.33      18.74      2.59         935,539
 Class IB..........................         --              --           (0.08)          0.34      18.66      2.33         280,050
 For the Year Ended December 31,
   2004
 Class IA..........................         --              --           (0.09)          2.88      18.41     19.19       1,004,850
 Class IB..........................         --              --           (0.07)          2.85      18.32     18.89         273,202
 For the Year Ended December 31,
   2003
 Class IA..........................         --              --           (0.06)          4.03      15.53     35.57         728,049
 Class IB..........................         --              --           (0.04)          4.00      15.47     35.24         129,315
 For the Year Ended December 31,
   2002
 Class IA..........................         --(5)           --           (0.11)         (2.93)     11.50(5) (19.51)        544,901
 Class IB..........................         --(5)           --           (0.09)         (2.93)     11.47(5) (19.70)         55,421
HARTFORD GROWTH OPPORTUNITIES HLS
 FUND
 For the Year Ended December 31,
   2006
 Class IA..........................      (3.22)             --           (3.46)          0.06      30.13     12.05(7)    1,103,590
 Class IB..........................      (3.22)             --           (3.37)          0.05      29.90     11.79(7)      197,797
 For the Year Ended December 31,
   2005
 Class IA..........................      (1.98)             --           (2.04)          2.44      30.07     16.31(7)    1,012,774
 Class IB..........................      (1.98)             --           (1.98)          2.41      29.85     16.02(7)      179,308
 For the Year Ended December 31,
   2004
 Class IA..........................         --              --              --           4.06      27.63     17.18         848,674
 Class IB..........................         --              --              --           3.96      27.44     16.89         112,896
 For the Year Ended December 31,
   2003
 Class IA..........................         --              --              --           7.17      23.57     43.79         696,900
 Class IB..........................         --              --              --           7.11      23.48     43.43          59,686
 For the Year Ended December 31,
   2002
 Class IA..........................         --              --              --          (6.26)     16.40    (27.65)        478,045
 From inception April, 30 2002
   through December 31, 2002
 Class IB..........................         --              --              --          (4.79)     16.37    (22.65)(2)       5,287
HARTFORD MONEY MARKET HLS FUND
 For the Year Ended December 31,
   2006
 Class IA..........................         --              --           (0.05)            --       1.00      4.69       1,558,433
 Class IB..........................         --              --           (0.04)            --       1.00      4.43         319,926
 For the Year Ended December 31,
   2005
 Class IA..........................         --              --           (0.03)            --       1.00      2.84       1,353,836
 Class IB..........................         --              --           (0.03)            --       1.00      2.58         264,040
 For the Year Ended December 31,
   2004
 Class IA..........................         --              --              --             --       1.00      0.94       1,294,525
 Class IB..........................         --              --              --             --       1.00      0.69         252,808
 For the Year Ended December 31,
   2003
 Class IA..........................         --              --           (0.01)            --       1.00      0.75       1,609,439
 Class IB..........................         --              --              --             --       1.00      0.50         240,930
 For the Year Ended December 31,
   2002
 Class IA..........................         --              --           (0.01)            --       1.00      1.47       2,319,456
 Class IB..........................         --              --           (0.01)            --       1.00      1.24         261,914

                                            -- RATIOS AND SUPPLEMENTAL DATA --
                                     ------------------------------------------------
                                                                RATIO OF
                                      RATIO OF     RATIO OF       NET
                                      EXPENSES     EXPENSES    INVESTMENT
                                     TO AVERAGE   TO AVERAGE     INCOME
                                     NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                       BEFORE       AFTER         NET       TURNOVER
                                     WAIVERS(3)   WAIVERS(3)     ASSETS      RATE(6)
                                     ----------   ----------   ----------   ---------
HARTFORD GLOBAL LEADERS HLS FUND
 For the Year Ended December 31,
   2006
 Class IA..........................     0.76%        0.76%        0.48%        116%
 Class IB..........................     1.01         1.01         0.23          --
 For the Year Ended December 31,
   2005
 Class IA..........................     0.77         0.77         0.74         262
 Class IB..........................     1.02         1.02         0.48          --
 For the Year Ended December 31,
   2004
 Class IA..........................     0.78         0.78         0.83         255
 Class IB..........................     1.03         1.03         0.58          --
 For the Year Ended December 31,
   2003
 Class IA..........................     0.80         0.80         0.54         292
 Class IB..........................     1.05         1.05         0.29          --
 For the Year Ended December 31,
   2002
 Class IA..........................     0.81         0.81         1.06         324
 Class IB..........................     1.06         1.03         0.84          --
HARTFORD GROWTH OPPORTUNITIES HLS
 FUND
 For the Year Ended December 31,
   2006
 Class IA..........................     0.65         0.65         0.71         139
 Class IB..........................     0.90         0.90         0.46          --
 For the Year Ended December 31,
   2005
 Class IA..........................     0.64         0.64         0.33         140
 Class IB..........................     0.89         0.89         0.06          --
 For the Year Ended December 31,
   2004
 Class IA..........................     0.63         0.63         0.23         137
 Class IB..........................     0.88         0.88        (0.03)         --
 For the Year Ended December 31,
   2003
 Class IA..........................     0.64         0.64        (0.05)        145
 Class IB..........................     0.89         0.89        (0.30)         --
 For the Year Ended December 31,
   2002
 Class IA..........................     0.66         0.66        (0.16)        189
 From inception April, 30 2002
   through December 31, 2002
 Class IB..........................     0.84(1)      0.84(1)     (0.10)(1)      --
HARTFORD MONEY MARKET HLS FUND
 For the Year Ended December 31,
   2006
 Class IA..........................     0.48         0.48         4.63          --
 Class IB..........................     0.73         0.73         4.38          --
 For the Year Ended December 31,
   2005
 Class IA..........................     0.49         0.49         2.79          --
 Class IB..........................     0.75         0.75         2.54          --
 For the Year Ended December 31,
   2004
 Class IA..........................     0.48         0.48         0.93          --
 Class IB..........................     0.73         0.73         0.68          --
 For the Year Ended December 31,
   2003
 Class IA..........................     0.49         0.49         0.75          --
 Class IB..........................     0.74         0.74         0.50          --
 For the Year Ended December 31,
   2002
 Class IA..........................     0.49         0.49         1.43          --
 Class IB..........................     0.74         0.72         1.20          --

---------------
(1)  Annualized.
(2)  Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(4) Information presented relates to a share outstanding throughout the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Total return without the inclusion of the Payments from Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).
(8) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

The Board of Directors and Shareholders of
Hartford Series Fund, Inc. and
Hartford HLS Series Fund II, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund (two of the twenty-six portfolios constituting the Hartford Series Fund, Inc.) and Hartford Growth Opportunities HLS Fund (one of the ten portfolios constituting the Hartford HLS Series Fund II, Inc.) (collectively, the "Funds") as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2006, by correspondence with the custodian or brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting portfolios within Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                              /s/ ERNST & YOUNG LLP
Minneapolis, Minnesota
February 9, 2007

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held, or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the funds pursuant to the Investment Company Act of 1940. Each officer and three of the Funds' directors, as noted in the chart below, are "interested" persons of the funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 88 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely and Ms. Settimi may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to Hartford Series Fund, Inc. ("SF") and Hartford HLS Series Fund II, Inc. ("SF2"), principal occupation, and, for directors, other directorships held.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available upon request without charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statement of Operations herein. The Funds do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 60) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
     Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent Director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested Director of The Japan Fund.

ROBERT M. GAVIN, JR. (age 66) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

DUANE E. HILL (age 61) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
     Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former Partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

SANDRA S. JAFFEE (age 65) Director since 2005
     Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank's Global Securities Services (1995-2003).

WILLIAM P. JOHNSTON (age 62) Director since 2005, Chairman of the Compliance Committee
     In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

PHILLIP O. PETERSON (age 62) Director since 2002 (SF) 2000 (SF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Directors. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

LEMMA W. SENBET (age 60) Director since 2005
     Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Professor Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association.

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 48) Director since 2002

     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001. He was named COO in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. Mr. Marra is also a Managing Member and President of Hartford Investment Financial Services, LLC ("HIFSCO") and HL Investment Advisors, LLC ("HL Advisors").

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

LOWNDES A. SMITH (age 67) Director since 1996 (SF) 2002 (SF2), Co-Chairman of the Investment Committee

     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountains Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 46) Director since 1999 (SF) 2005 (SF2), President since 1999 (SF) 2001 (SF2)

     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment Management") and as Executive Vice President and Chief Investment Officer for The Hartford, Hartford Life, Inc. and Hartford Life Insurance Company. Mr. Znamierowski is also a Managing Member, Executive Vice President and Chief Investment Officer of HIFSCO and HL Advisors.

OTHER OFFICERS

ROBERT M. ARENA (age 38) Vice President since 2006

     Mr. Arena is Senior Vice President of Hartford Life and heads its Retail Products Group in the US Wealth Management Division. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena had joined American Skandia in 1996.

TAMARA L. FAGELY (age 48) Vice President, Controller and Treasurer since 2002
(SF) 1993 (SF2)

     Ms. Fagely has been Vice President of HASCO since 1998 and Chief Financial Officer of HASCO since 2006. Currently, Ms. Fagely is a Vice President of Hartford Life Insurance Company. She served as Assistant Vice President of Hartford Life Insurance Company from December 2001 through March 2005.

SUSAN FLEEGE (age 47) AML Officer since 2005

     Ms. Fleege has served as Chief Compliance Officer for Hartford Administrative Services Company (2005) and Hartford Investor Services Company, LLC since (2006). Prior to joining Hartford Life in 2005, Ms. Fleege was Counsel for Amerprise Financial Corporation from 2000 to 2005.

THOMAS D. JONES III (age 41) Vice President and Chief Compliance Officer since 2006

     Mr. Jones joined Hartford Life as Vice President and Director of Securities Compliance in 2006 from SEI Investments ("SEI"), where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) ("MLIM"), where he worked from 1992-2004.

EDWARD P. MACDONALD (age 40) Vice President and Secretary since 2005

     Mr. Macdonald serves as Assistant General Counsel of The Hartford. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). Mr. Macdonald joined Prudential in April 1999.

VERNON J. MEYER (age 42) Vice President since 2006

     Mr. Meyer serves as Vice President of Hartford Life and Director of its Investment Advisory Group in the Investment Products Division. Prior to joining the Hartford in 2004, Mr. Meyer served as Vice President and Managing Director of Mass Mutual, which he joined in 1987.

DENISE A. SETTIMI (age 46) Vice President since 2005

     Ms. Settimi currently serves as Operations Officer of HASCO. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

JOHN C. WALTERS (age 45) Vice President since 2001

     Mr. Walters serves as Executive Vice President and Director of the US Wealth Management Division of Hartford Life Insurance Company. Mr. Walters is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.(1)

     (1) Served as President of the Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. between February 1, 2005 and March 27, 2005.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

    HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING
                                     RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2006 is available
(1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 EXPENSE EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; (2) ongoing costs, including advisory and management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2006 through December 31, 2006.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSE

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD
                          ACCOUNT           ACCOUNT          JUNE 30, 2006
                           VALUE             VALUE              THROUGH
                       JUNE 30, 2006   DECEMBER 31, 2006   DECEMBER 31, 2006
                       -------------   -----------------   -----------------
HARTFORD GLOBAL
  LEADERS HLS FUND
  Class IA...........    $1,000.00         $1,081.57             $3.94
  Class IB...........    $1,000.00         $1,133.56             $5.38
HARTFORD GROWTH
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,100.93             $3.50
  Class IB...........    $1,000.00         $1,113.35             $4.85
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........    $1,000.00         $1,022.53             $2.45
  Class IB...........    $1,000.00         $1,040.60             $3.75

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD                     DAYS
                          ACCOUNT           ACCOUNT          JUNE 30, 2006     ANNUALIZED     IN THE         DAYS
                           VALUE             VALUE              THROUGH         EXPENSE       CURRENT       IN THE
                       JUNE 30, 2006   DECEMBER 31, 2006   DECEMBER 31, 2006     RATIO       1/2 YEAR      FULL YEAR
                       -------------   -----------------   -----------------   ----------   -----------   -----------
HARTFORD GLOBAL
  LEADERS HLS FUND
  Class IA...........    $1,000.00         $1,021.42             $3.82            0.75%         184           365
  Class IB...........    $1,000.00         $1,020.16             $5.09            1.00%         184           365
HARTFORD GROWTH
  OPPORTUNITIES HLS
  FUND
  Class IA...........    $1,000.00         $1,021.88             $3.36            0.66%         184           365
  Class IB...........    $1,000.00         $1,020.62             $4.63            0.91%         184           365
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........    $1,000.00         $1,022.79             $2.45            0.48%         184           365
  Class IB...........    $1,000.00         $1,021.53             $3.72            0.73%         184           365

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that each mutual fund's board of directors, including a majority of those directors who are not "interested persons" of the mutual fund, as defined in the 1940 Act ("Independent Directors"), annually review and consider the continuation of the mutual fund's investment advisory and sub-advisory agreements after an initial two year period.

At a meeting held on August 1-2, 2006, the Board of Directors of the Funds, including each of the Independent Directors, unanimously voted to approve the investment management agreement for each HLS Fund with an agreement up for renewal with HL Investment Advisors, LLC ("HL Advisors") and the investment sub-advisory agreements between HL Advisors and each Fund's respective sub-adviser(s) ("sub-advisers," and together with HL Advisors, "advisers") -- Hartford Investment Management Company ("Hartford Investment"), Holland Capital Management, L.P. ("Holland Capital"), Lazard Asset Management LLC ("Lazard"), Northern Capital Management, LLC ("Northern Capital"), T. Rowe Price Associates, Inc. ("T. Rowe Price") and Wellington Management Company, LLP ("Wellington") (collectively, the "agreements"), including the Hartford Global Leaders HLS Fund, the Hartford Growth Opportunities HLS Fund, and the Hartford Money Market HLS Fund. The other HLS Funds with agreements renewed at the August 1-2, 2006 meeting are not described in this annual report. In the months preceding this meeting, the Board requested, received, and reviewed written responses from the advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about each Fund and the related agreements by Fund officers and representatives of HL Advisors at the Board's meetings on June 20-21, 2006 and August 1-2, 2006. In considering the approval of the agreements, the Board also took into account information provided to the Board at its meetings throughout the year, including reports on Fund performance, compliance, shareholder services, and the other services provided to the Funds by the advisers and their affiliates.

The Independent Directors, advised by their independent legal counsel, engaged two service providers to assist them with evaluating the agreements with respect to each Fund. Lipper, Inc. ("Lipper"), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund's management, administrative fees (for certain Funds), sub-advisory fees, overall expense ratios, and investment performance compared to those of mutual funds with similar investment objectives in various peer groups ("peer funds"). The Independent Directors also engaged an independent financial services consulting firm (the "Consultant") to assist them in evaluating each Fund's management fees, administrative fees (for certain Funds), sub-advisory fees and overall expense ratios and investment performance.

The Board considered the agreements for each Fund at the June and August meetings. In connection with these deliberations, HL Advisors agreed to reduce fees and shareholder expenses for a number of the Funds. In determining to continue the agreements for each Fund, the Board determined that the proposed management fee structure, taking into account these reductions, was fair and reasonable and that continuation of the agreements was in the best interests of each Fund and its shareholders. In determining to re-approve the agreements, the Board considered the following categories of material factors, among others, relating to the agreements.

Nature, Extent and Quality of Services

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Funds by the advisers. The Board considered, among other things, the terms of the agreements, the range of services provided, and each adviser's organizational structure, systems and personnel.(1) The Board received information on the experience of senior management and relevant investment and other personnel of advisers, and the adequacy of the time and attention devoted by them to the Funds. The Board considered each adviser's reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes, including hiring additional

---------------

1 Certain Funds have entered into investment management agreements with HL
  Advisors under which HL Advisors provides investment advisory and certain administrative services to those Funds. Other Funds have entered into investment management agreements with HL Advisors for investment advisory services, and a separate administrative agreement with Hartford Life Insurance Company ("Hartford Life"), under which Hartford Life provides certain administrative services to those Funds. For those Funds that have separate management and administrative agreements, the Board considered the fees payable under both agreements in the aggregate.

--------------------------------------------------------------------------------

personnel, designed to improve services to the Funds, and its investments in infrastructure in light of increased regulatory requirements and other developments. The Board considered the progress that Hartford Investment has made in developing an equity management capability. In addition, the Board considered the quality of each adviser's communications with the Board, and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each adviser's regulatory and compliance environment. In this regard, the Board requested and reviewed information on each adviser's compliance policies and procedures, their compliance history, and a report from the Funds' Chief Compliance Officer on each adviser's compliance with applicable laws and regulations, including their responses to regulatory developments and compliance issues raised by regulators. The Board also noted the advisers' support of the Funds' compliance control structure, particularly the resources devoted by the advisers in support of the Funds' obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HL Advisors, the Board noted that under the agreements, HL Advisors is responsible for the management of each Fund, including overseeing fund operations and service providers, and it or Hartford Life provides administrative services to the Funds as well as the investment advisory services in connection with selecting, monitoring and supervising sub-advisers. The Board considered its experiences with HL Advisors and, for certain Funds, Hartford Life, with respect to each of these services. The Board considered that HL Advisors or its affiliates is responsible for providing the Funds' officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Funds and their shareholders by HL Advisors' affiliates.

With respect to the sub-advisers, who provide day-to-day portfolio management services, the Board considered the quality of each sub-adviser's investment personnel, their ability to attract and retain qualified investment professionals, their investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by HL Advisors and each of the sub-advisers.

Performance of the Funds, HL Advisors, and the Sub-Advisers

The Board considered the investment performance of each Fund. In this regard, the Board considered information and materials provided to the Board from HL Advisors and Lipper comparing each fund's short-term and long-term and recent investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds selected by Lipper. This information included performance reports (provided by Lipper, HL Advisors and the sub-advisers) and discussions with portfolio managers and other representatives of the sub-advisers at board meetings throughout the year, as well as the information provided especially for the annual contract review. The Board also considered the analysis provided by the Consultant relating to each Fund's performance track record.

The Board considered HL Advisors' cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Funds at periodic meetings throughout the year. The Board reviewed the performance of each Fund over the different time periods presented in the materials and evaluated each adviser's analysis of the Funds' performance for these time periods, with specific attention to information indicating underperformance of certain Funds for specific time periods relative to a peer group or benchmark, and the causes for such underperformance. In evaluating the performance of each Fund, the Board also considered whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record.

With respect to certain specific Funds, the Board considered actions HL Advisors was planning to take to address performance. With respect to MidCap Stock HLS Fund, sub-advised by Northern Capital, the Board considered HL Advisors' plan to seek shareholder approval in December 2006 of a proposal to replace Northern Capital as sub-adviser to the Fund with Hartford Investment. With respect to Capital Opportunities HLS Fund and LargeCap Growth HLS Fund, each sub-advised by Holland Capital, the Board considered HL Advisors' plan to seek shareholder approval in January 2007 with respect to a plan of reorganization by which the Funds would be merged into Blue Chip Stock HLS Fund. Due to the timing of these proposed changes, the Board concluded that it would be in the best interests of each Fund's shareholders to renew the existing sub-advisory agreements for these Funds while HL Advisors sought shareholder approval of these proposals.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED) -- (CONTINUED)
--------------------------------------------------------------------------------

Based on these considerations, the Board concluded with respect to each Fund that the Fund's performance over time has been satisfactory or, in the case of the Funds mentioned above, that HL Advisors is addressing the Board's concerns about investment performance, and the Board had continued confidence in HL Advisors' and the sub-advisers' overall capabilities to manage each Fund.

Costs of the Services and Profitability of HL Advisors and the Sub-Advisers

The Board reviewed information regarding HL Advisors' cost to provide investment management and related services to the Funds and HL Advisors' profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. In this regard, the Board noted that HL Advisors had worked with PriceWaterhouseCoopers to refine its methodology for calculating profitability. The Board considered the fact that HL Advisors has subsidized certain of the Funds' fees and total operating expenses through voluntary management fee waivers or permanent reductions in management fee schedules, included fee waivers and reductions negotiated by the Board in connection with the renewal of the agreements. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Funds and all aspects of their relationship with the Funds.

With respect to those Funds which are sub-advised by Hartford Investment, which is an affiliate of HL Advisors, the Board considered the costs and profitability information for HL Advisors and Hartford Investment in the aggregate. The Board also requested and received information relating to the operations and profitability of the other sub-advisers. In evaluating such sub-adviser's profitability with respect to the Funds, the Board considered primarily HL Advisors' and the sub-advisers' representations that HL Advisors had negotiated the sub-advisory fees at arm's length, and the sub-advisers' representations that the fees charged to HL Advisors were comparable to fees charged by the sub-advisers to similar clients.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by HL Advisors and the Sub-Advisers

The Board considered comparative information with respect to the investment management fees and administrative fees (for certain Funds) to be paid by the Funds to HL Advisors and its affiliates, the investment sub-advisory fees to be paid to the sub-advisers, and the total expense ratios of the Funds. In this regard, the Board requested and reviewed information from HL Advisors and each sub-adviser relating to the management fees, administrative fees (for certain Funds), sub-advisory fees, and total operating expenses for each Fund. The Board also reviewed written materials from Lipper providing comparative information about each Fund's management fees, administrative fees (for certain Funds), sub-advisory fees, and total expense ratios and the components thereof, relative to those of peer groups. While the Board recognized that comparisons between the Funds and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund's management and sub-advisory fees and total operating expenses.

The Board particularly considered the agreement of HL Advisors to lower certain Funds' fees and expenses in connection with the contract renewal process. In its deliberations, the Board gave significant weight to each Fund's overall expense ratio,

--------------------------------------------------------------------------------

net of these reductions. The following reductions were agreed to at the meeting, each effective January 1, 2007, unless otherwise noted:

- Blue Chip Stock HLS Fund -- 5 basis points ("bps") contractual fee reduction plus 5 bps fee waiver;

- Capital Opportunities HLS Fund -- 20 bps fee waiver;

- High Yield HLS Fund -- 5 bps fee waiver, effective November 1, 2006;

- Hartford Index HLS Fund -- 10 bps contractual fee reduction, effective November 1, 2006;

- LargeCap Growth HLS Fund -- 10 bps fee waiver;

- MidCap Stock HLS Fund -- 20 bps fee waiver; and

- Money Market HLS Fund -- 5 bps fee waiver.

Based on these considerations, the Board concluded that each Fund's fees and total operating expenses are within a range that is competitive with fees and total operating expenses charged by peer funds, and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, are reasonable.

Economies of Scale

The Board requested and considered information regarding the advisers' realization of economies of scale with respect to the Funds, and whether the fee levels reflect these economies of scale for the benefit of each Fund's investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for each Fund (and administrative fee schedule for certain Funds), which reduce fees as Fund assets grow over time. The Board recognized that Funds with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board considered that certain Funds may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that expense limitations and fee waivers that reduce Fund expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how the fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund's assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund's investors, based on currently available information and the effective advisory fees and expense ratios for the Funds at their current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the advisers and their affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that Hartford Life, an affiliate of HL Advisors, receives fees from certain Funds for providing certain administrative services for those Funds, and that Hartford Life also receives fees for fund accounting and related services from each of the Funds, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also reviewed the fact that Hartford Investor Services Company, LLC ("HISC"), the Funds' transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Funds, and the Board reviewed information on the expected profitability of the Funds' transfer agency function to HISC. The Board considered

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED) -- (CONTINUED)
--------------------------------------------------------------------------------

information provided by HL Advisors indicating that the fees charged by HISC to the Funds are reasonable and in line with industry standards.

The Board also considered that Hartford Securities Distribution Company, Inc. ("HSDC"), as principal underwriter of the Funds receives 12b-1 fees from the Funds. The Board also noted that certain affiliates of HL Advisors distribute shares of the Funds and receive compensation in that connection.

The Board considered benefits to the sub-advisers from their proposed use of the Funds' brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the sub-advisers that the sub-advisers would not be making revenue-sharing or other payments to HL Advisors or its affiliates in connection with the distribution of the Funds.

The Board also considered the fact that Hartford Life had agreed, effective January 1, 2007, to no longer charge the Funds for legal services provided to the Funds by personnel of Hartford Life. Based upon expense information for the prior calendar year, this change will result in savings to the HLS Funds of approximately $480,000 per year.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors' efforts to provide investors in the family with a broad range of investment styles and asset classes, and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

                                    * * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Funds and their shareholders for the Board to approve the agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors and the full Board met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.


         Annual Report
         December 31, 2006                                 (STAG PHOTO)

                                        - Manager Discussions
                                        - Financials

                                                             (THE HARTFORD LOGO)

Hartford Index HLS Fund inception 5/1/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/96 - 12/31/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          INDEX IA                        S&P 500 INDEX
                                                                          --------                        -------------
12/96                                                                      10000                              10000
                                                                           10615                              10624
                                                                           10695                              10708
                                                                           10246                              10269
                                                                           10857                              10881
                                                                           11516                              11543
                                                                           12022                              12060
                                                                           12973                              13019
                                                                           12243                              12290
                                                                           12909                              12963
                                                                           12474                              12531
                                                                           13041                              13110
12/97                                                                      13261                              13335
                                                                           13404                              13482
                                                                           14364                              14454
                                                                           15093                              15194
                                                                           15241                              15347
                                                                           14970                              15083
                                                                           15577                              15695
                                                                           15405                              15529
                                                                           13172                              13283
                                                                           14014                              14135
                                                                           15148                              15284
                                                                           16056                              16210
12/98                                                                      16982                              17143
                                                                           17680                              17860
                                                                           17124                              17305
                                                                           17803                              17997
                                                                           18482                              18694
                                                                           18034                              18253
                                                                           19035                              19266
                                                                           18431                              18665
                                                                           18338                              18572
                                                                           17832                              18062
                                                                           18951                              19205
                                                                           19329                              19595
12/99                                                                      20461                              20750
                                                                           19427                              19707
                                                                           19052                              19335
                                                                           20902                              21225
                                                                           20267                              20586
                                                                           19843                              20164
                                                                           20326                              20661
                                                                           20001                              20338
                                                                           21235                              21601
                                                                           20108                              20461
                                                                           20016                              20374
                                                                           18433                              18769
12/00                                                                      18518                              18861
                                                                           19166                              19530
                                                                           17412                              17750
                                                                           16304                              16626
                                                                           17564                              17916
                                                                           17674                              18036
                                                                           17236                              17598
                                                                           17060                              17425
                                                                           15986                              16335
                                                                           14683                              15017
                                                                           14960                              15303
                                                                           16102                              16477
12/01                                                                      16237                              16622
                                                                           15992                              16380
                                                                           15678                              16064
                                                                           16263                              16668
                                                                           15271                              15658
                                                                           15150                              15543
                                                                           14069                              14436
                                                                           12967                              13312
                                                                           13047                              13398
                                                                           11625                              11943
                                                                           12646                              12993
                                                                           13383                              13757
12/02                                                                      12592                              12949
                                                                           12258                              12611
                                                                           12070                              12422
                                                                           12183                              12543
                                                                           13188                              13575
                                                                           13875                              14290
                                                                           14045                              14472
                                                                           14288                              14728
                                                                           14560                              15014
                                                                           14400                              14855
                                                                           15209                              15695
                                                                           15337                              15833
12/03                                                                      16135                              16662
                                                                           16423                              16968
                                                                           16647                              17204
                                                                           16390                              16945
                                                                           16128                              16679
                                                                           16341                              16907
                                                                           16649                              17236
                                                                           16096                              16666
                                                                           16158                              16732
                                                                           16326                              16914
                                                                           16570                              17172
                                                                           17233                              17867
12/04                                                                      17812                              18474
                                                                           17373                              18024
                                                                           17730                              18403
                                                                           17413                              18078
                                                                           17073                              17735
                                                                           17613                              18299
                                                                           17633                              18325
                                                                           18281                              19006
                                                                           18111                              18833
                                                                           18251                              18985
                                                                           17940                              18669
                                                                           18611                              19374
12/05                                                                      18614                              19381
                                                                           19106                              19894
                                                                           19152                              19948
                                                                           19387                              20196
                                                                           19639                              20467
                                                                           19069                              19879
                                                                           19091                              19905
                                                                           19204                              20028
                                                                           19657                              20504
                                                                           20159                              21032
                                                                           20809                              21716
                                                                           21201                              22129
12/06                                                                      21491                              22439

    --- INDEX IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $21,491 ending value                       $22,439 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 12/31/06)

                          1 YEAR  5 YEAR  10 YEAR
------------------------------------------------------
Index IA                  15.46%   5.77%    7.95%
------------------------------------------------------
Index IB(3)               15.17%   5.51%    7.70%
------------------------------------------------------
S&P 500 Index             15.78%   6.19%    8.42%
------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

DEANE GYLLENHAAL
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of the Hartford Index HLS Fund returned 15.46% on a net basis for the year, underperforming its benchmark, the S&P 500 Index, which returned 15.78%. The Fund outperformed the 15.35% return of the average fund in the Lipper VA S&P 500 Index Objective Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Although economic data was mixed during the last quarter of 2006, the U.S. economy appeared to be growing at a healthy pace. By year end, many were forecasting that fourth quarter gross domestic product (GDP) growth would ultimately be at or above the third-quarter growth rate of 2.2%. These expectations were fueled by stronger-than-expected manufacturing, housing, and consumer confidence reports released in the last week of December, which also served to temper ongoing speculation that weakness in the housing and auto sectors would exert a considerable drag on the economy and perhaps lead to an ease in monetary policy by the Federal Open Market Committee (the "Fed"). Although the Fed maintained its target federal funds rate at 5.25% for the second consecutive quarter, it continued to reiterate that although inflation pressures had subsided somewhat, the rate of core inflation still remained outside their comfort zone and any future actions regarding interest rates would rely heavily on economic data.

The broad domestic stock market, as measured by the S&P 500 Index, increased for the fourth consecutive year since the end of the bear market in 2002, returning 15.78% during 2006. The largest individual contributors to the benchmark's performance were Exxon and Cisco Systems. Driven by the rise in oil prices, Exxon returned 39.1%, which comprised 3.3% of the benchmark and added 1.2% to the overall benchmark return. Cisco Systems returned 59.6%, was 1.1% of the benchmark, and contributed 0.6% for the year. The two biggest detractors to the benchmark's performance were Intel and Yahoo. Intel dropped 17.2% dragging overall performance by 0.3%. Yahoo, the internet giant, lost 34.8% for the year, detracting 0.2%.

By design, the Fund is managed to mimic the performance of the S&P 500 Index. Due to this approach, the Fund is expected to perform in line with the Index. The Fund may engage in futures trading to more efficiently maintain exposure to the Index and also to offset brokerage commissions. This period these results were insignificant. Early in the year, corporate action decisions had a positive impact upon the Fund. The largest corporate action contribution came from the Jefferson-Pilot/Lincoln National Corp. deal. The S&P 500 Index reflected Lincoln National Corp.'s

--------------------------------------------------------------------------------

acquisition of Jefferson-Pilot by removing Jefferson-Pilot from the Index at its closing price on its last day of trading. Rather than selling the stock, the Fund received a mix of stock and cash because it was a better value.
WHAT IS YOUR OUTLOOK?
Economic data continues to deliver mixed messages about the direction of the U.S. economy. Employment and consumer spending data has been positive, helping to offset some of the weakness seen in other sectors of the market. While there are signs of improvement in the housing sector, the market will continue to be highly sensitive to future housing data. Although some economists are forecasting monetary easing, the Fed continues to acknowledge the potential for inflation risks that may justify additional rate hikes. We believe current market pricing reflects an overly pessimistic view about the underlying strength of the economy and, while economic fundamentals warrant higher interest rates, monetary policy is likely to remain steady through the first quarter of 2007.

DIVERSIFICATION BY INDUSTRY
as of December 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.1%
-------------------------------------------------------------------
Capital Goods                                               4.4
-------------------------------------------------------------------
Consumer Cyclical                                           9.0
-------------------------------------------------------------------
Consumer Staples                                            5.5
-------------------------------------------------------------------
Energy                                                      9.3
-------------------------------------------------------------------
Finance                                                    23.6
-------------------------------------------------------------------
Health Care                                                10.4
-------------------------------------------------------------------
Services                                                    6.9
-------------------------------------------------------------------
Technology                                                 22.2
-------------------------------------------------------------------
Transportation                                              1.3
-------------------------------------------------------------------
Utilities                                                   3.5
-------------------------------------------------------------------
Short-Term Investments                                      7.6
-------------------------------------------------------------------
Other Assets & Liabilities                                 (6.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

 HARTFORD INDEX HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 99.2%
            BASIC MATERIALS -- 3.1%
      32    Air Products and Chemicals, Inc. .................  $    2,264
     127    Alcoa, Inc. (G)...................................       3,804
      15    Allegheny Technologies, Inc. .....................       1,333
       8    Ashland, Inc. ....................................         581
      15    Ball Corp. .......................................         663
      15    Bemis Co., Inc. ..................................         520
      27    Consol Energy, Inc. ..............................         858
     140    Dow Chemical Co. .................................       5,577
     134    E.I. DuPont de Nemours & Co. (G)..................       6,549
      12    Eastman Chemical Co. (G)..........................         712
      42    Eastman Kodak Co. ................................       1,086
      22    Fortune Brands, Inc. .............................       1,891
      29    Freeport-McMoRan Copper & Gold, Inc. Class B......       1,605
      26    Goodyear Tire & Rubber Co. (D)....................         544
      17    Hercules, Inc. (D)(G).............................         322
      11    International Flavors & Fragrances, Inc. (G)......         560
      67    International Paper Co. ..........................       2,269
      67    Kimberly-Clark Corp. .............................       4,554
      27    MeadWestvaco Corp. ...............................         800
      66    Newmont Mining Corp. .............................       2,972
      44    Nucor Corp. ......................................       2,415
      11    OfficeMax, Inc. (G)...............................         541
      19    Pactiv Corp. (D)..................................         692
      39    Peabody Energy Corp. .............................       1,560
      30    Phelps Dodge Corp. ...............................       3,570
      24    PPG Industries, Inc. .............................       1,554
      47    Praxair, Inc. ....................................       2,799
      21    Rohm & Haas Co. ..................................       1,063
      12    Sealed Air Corp. .................................         766
       9    Snap-On, Inc. ....................................         405
      12    Stanley Works (G).................................         598
      16    Temple-Inland, Inc. ..............................         718
      17    United States Steel Corp. ........................       1,265
      14    Vulcan Materials Co. .............................       1,240
                                                                ----------
                                                                    58,650
                                                                ----------
            CAPITAL GOODS -- 4.4%
     108    3M Co. ...........................................       8,386
      25    American Standard Cos., Inc. .....................       1,165
     203    Applied Materials, Inc. ..........................       3,745
      47    Baker Hughes, Inc. (G)............................       3,499
      10    Black & Decker Corp. .............................         792
     116    Boeing Co. .......................................      10,269
      95    Caterpillar, Inc. ................................       5,829
       8    Cummins, Inc. ....................................         910
      34    Deere & Co. ......................................       3,214
      22    Eaton Corp. ......................................       1,638
      18    Goodrich Corp. ...................................         829
      23    Hasbro, Inc. .....................................         635
     119    Honeywell International, Inc. ....................       5,401
      61    Illinois Tool Works, Inc. ........................       2,833
      45    Ingersoll-Rand Co. Class A........................       1,752
      50    International Game Technology.....................       2,290
      27    ITT Corp. ........................................       1,534

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            CAPITAL GOODS -- (CONTINUED)
      29    KLA-Tencor Corp. .................................  $    1,448
      26    National Oilwell Varco, Inc. (D)..................       1,572
      50    Northrop Grumman Corp. ...........................       3,417
      18    Novellus Systems, Inc. (D)(G).....................         623
      18    Pall Corp. .......................................         618
      17    Parker-Hannifin Corp. ............................       1,322
      32    Pitney Bowes, Inc. ...............................       1,497
      25    Rockwell Automation, Inc. ........................       1,521
      29    Smith International, Inc. ........................       1,195
      28    Teradyne, Inc. (D)(G).............................         416
      15    Terex Corp. (D)...................................         962
      18    Textron, Inc. ....................................       1,716
     147    United Technologies Corp. ........................       9,172
     141    Xerox Corp. (D)...................................       2,392
                                                                ----------
                                                                    82,592
                                                                ----------
            CONSUMER CYCLICAL -- 9.0%
     306    Altria Group, Inc. ...............................      26,294
      45    Amazon.com, Inc. (D)..............................       1,784
      22    AutoNation, Inc. (D)..............................         467
       7    AutoZone, Inc. (D)................................         855
      14    Avery Dennison Corp. .............................         937
      41    Bed Bath & Beyond, Inc. (D).......................       1,574
      59    Best Buy Co., Inc. ...............................       2,899
      16    Big Lots, Inc. (D)................................         369
      12    Brown-Forman Corp. ...............................         762
      14    Brunswick Corp. ..................................         431
      17    Centex Corp. .....................................         973
      21    Circuit City Stores, Inc. (G).....................         395
      54    Coach, Inc. (D)...................................       2,309
      67    Costco Wholesale Corp. ...........................       3,543
      40    D.R. Horton, Inc. (G).............................       1,068
      22    Darden Restaurants, Inc. .........................         864
       9    Dillard's, Inc. ..................................         311
      46    Dollar General Corp. .............................         732
     169    eBay, Inc. (D)#...................................       5,086
      22    Family Dollar Stores, Inc. .......................         651
      77    Federated Department Stores, Inc. ................       2,928
     276    Ford Motor Co. ...................................       2,073
      77    Gap, Inc. ........................................       1,502
      83    General Motors Corp. (G)..........................       2,540
      25    Genuine Parts Co. ................................       1,181
     298    Home Depot, Inc. (G)..............................      11,980
      33    J. C. Penney Co., Inc. (G)........................       2,546
      29    Johnson Controls, Inc. (G)........................       2,459
      16    Jones Apparel Group, Inc. ........................         538
      12    KB Home (G).......................................         590
      48    Kohl's Corp. (D)..................................       3,269
     105    Kroger Co. .......................................       2,418
      26    Leggett & Platt, Inc. (G).........................         629
      20    Lennar Corp. (G)..................................       1,060
      15    Liz Claiborne, Inc. ..............................         652
     223    Lowe's Cos., Inc. ................................       6,934
      50    Ltd. Brands, Inc. ................................       1,447
      58    Masco Corp. (G)...................................       1,721
      56    Mattel, Inc. .....................................       1,264

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            CONSUMER CYCLICAL -- (CONTINUED)
     181    McDonald's Corp. .................................  $    8,011
      41    Newell Rubbermaid, Inc. ..........................       1,172
      28    NIKE, Inc. Class B (G)............................       2,726
      33    Nordstrom, Inc. (G)...............................       1,648
      41    Office Depot, Inc. (D)(G).........................       1,554
      36    PACCAR, Inc. .....................................       2,353
      20    Patterson Cos., Inc. (D)..........................         721
      31    Pulte Homes, Inc. ................................       1,027
      20    RadioShack Corp. .................................         336
      65    Safeway, Inc. ....................................       2,240
      12    Sears Holdings Corp. (D)..........................       2,043
      16    Sherwin-Williams Co. (G)..........................       1,043
     106    Staples, Inc. ....................................       2,820
     111    Starbucks Corp. (D)...............................       3,914
      30    Supervalu, Inc. ..................................       1,076
      90    Sysco Corp. (G)...................................       3,322
     126    Target Corp. .....................................       7,164
      20    Tiffany & Co. ....................................         777
      67    TJX Cos., Inc. #..................................       1,895
      13    V.F. Corp. .......................................       1,075
      11    W.W. Grainger, Inc. ..............................         748
     359    Wal-Mart Stores, Inc. ............................      16,599
      14    Wendy's International, Inc. ......................         463
      21    Whole Foods Market, Inc. (G)......................         981
      39    Yum! Brands, Inc. ................................       2,281
                                                                ----------
                                                                   168,024
                                                                ----------
            CONSUMER STAPLES -- 5.5%
     112    Anheuser-Busch Cos., Inc. #.......................       5,530
      96    Archer Daniels Midland Co. .......................       3,070
      65    Avon Products, Inc. ..............................       2,148
      32    Campbell Soup Co. (G).............................       1,237
      22    Clorox Co. .......................................       1,424
     298    Coca-Cola Co. ....................................      14,379
      41    Coca-Cola Enterprises, Inc. ......................         827
      75    Colgate-Palmolive Co. ............................       4,906
      75    ConAgra Foods, Inc. ..............................       2,012
      31    Constellation Brands, Inc. Class A (D)............         894
      20    Dean Foods Co. (D)................................         824
      19    Estee Lauder Cos., Inc. ..........................         759
      50    General Mills, Inc. ..............................       2,889
      48    H.J. Heinz Co. ...................................       2,168
      25    Hershey Co. ......................................       1,265
      37    Kellogg Co. (G)...................................       1,837
      19    McCormick & Co., Inc. ............................         740
       7    Molson Coors Brewing Co. .........................         512
      20    Pepsi Bottling Group, Inc. .......................         621
     240    PepsiCo, Inc. ....................................      15,016
     463    Procter & Gamble Co. .............................      29,767
      25    Reynolds American, Inc. (G).......................       1,643
     109    Sara Lee Corp. ...................................       1,860
      37    Tyson Foods, Inc. Class A.........................         605
      24    UST, Inc. (G).....................................       1,368

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            CONSUMER STAPLES -- (CONTINUED)
      35    Weyerhaeuser Co. .................................  $    2,445
      32    Wm. Wrigley Jr. Co. (G)...........................       1,660
                                                                ----------
                                                                   102,406
                                                                ----------
            ENERGY -- 9.3%
      67    Anadarko Petroleum Corp. .........................       2,925
      48    Apache Corp. .....................................       3,204
      43    BJ Services Co. ..................................       1,255
      61    Chesapeake Energy Corp. ..........................       1,765
     319    Chevron Corp. ....................................      23,430
     241    ConocoPhillips....................................      17,308
      65    Devon Energy Corp. ...............................       4,335
      36    EOG Resources, Inc. (G)...........................       2,224
     852    ExxonMobil Corp. .................................      65,326
     147    Halliburton Co. ..................................       4,564
      40    Hess Corp. (G)....................................       1,963
      26    KeySpan Corp. ....................................       1,054
      51    Marathon Oil Corp. ...............................       4,751
      27    Murphy Oil Corp. .................................       1,388
      44    Nabors Industries Ltd. (D)........................       1,307
       7    Nicor, Inc. ......................................         304
      20    Noble Corp. ......................................       1,508
     126    Occidental Petroleum Corp. .......................       6,151
       6    Peoples Energy Corp. .............................         250
      16    Rowan Companies, Inc. ............................         535
     172    Schlumberger Ltd. ................................      10,879
      38    Sempra Energy.....................................       2,144
      18    Sunoco, Inc. .....................................       1,122
      43    Transocean, Inc. (D)(G)...........................       3,461
      88    Valero Energy Corp. ..............................       4,521
      50    Weatherford International Ltd. (D)................       2,076
      87    Williams Cos., Inc. ..............................       2,277
      53    XTO Energy, Inc. #................................       2,515
                                                                ----------
                                                                   174,542
                                                                ----------
            FINANCE -- 23.6%
      49    ACE Ltd. .........................................       2,966
      76    Aetna, Inc. ......................................       3,294
      79    Aflac, Inc. ......................................       3,652
      94    Allstate Corp. ...................................       6,123
      16    AMBAC Financial Group, Inc. ......................       1,425
     176    American Express Co. .............................      10,686
     391    American International Group, Inc. #..............      28,037
      35    Ameriprise Financial, Inc. .......................       1,930
      45    AON Corp. ........................................       1,601
      14    Apartment Investment & Management Co. ............         790
      32    Archstone-Smith Trust (G).........................       1,858
     656    Bank of America Corp. ............................      35,042
     112    Bank of New York Co., Inc. .......................       4,398
      79    BB&T Corp. .......................................       3,474
      17    Bear Stearns & Co., Inc. .........................       2,792
      17    Boston Properties, Inc. ..........................       1,908
      60    Capital One Financial Corp. ......................       4,581
      27    CB Richard Ellis Group, Inc. Class A (D)..........         900
     149    Charles Schwab Corp. .............................       2,891
       5    Chicago Mercantile Exchange Holdings, Inc. .......       2,593

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            FINANCE -- (CONTINUED)
      62    Chubb Corp. ......................................  $    3,277
      15    CIGNA Corp. ......................................       1,968
      26    Cincinnati Financial Corp. .......................       1,183
      29    CIT Group, Inc. ..................................       1,617
     718    Citigroup, Inc. ..................................      40,002
      23    Comerica, Inc. (G)................................       1,361
      27    Commerce Bancorp, Inc. (G)........................         966
      19    Compass Bancshares, Inc. (G)......................       1,133
      30    Comverse Technology, Inc. (D)(G)..................         623
      91    Countrywide Financial Corp. ......................       3,853
      62    E*Trade Financial Corp. (D).......................       1,399
      51    Equity Office Properties Trust (G)................       2,474
      43    Equity Residential Properties Trust...............       2,166
     101    Federal Home Loan Mortgage Corp. .................       6,880
     143    Federal National Mortgage Association.............       8,464
      13    Federated Investors, Inc. ........................         446
      82    Fifth Third Bancorp (G)...........................       3,339
      18    First Horizon National Corp. .....................         760
      24    Franklin Resources, Inc. .........................       2,681
      71    Genworth Financial, Inc. .........................       2,433
      62    Goldman Sachs Group, Inc. ........................      12,406
      24    Humana, Inc. (D)..................................       1,344
      35    Huntington Bancshares, Inc. ......................         824
      29    Janus Capital Group, Inc. ........................         628
     507    JP Morgan Chase & Co. ............................      24,490
      59    Keycorp...........................................       2,234
      33    Kimco Realty Corp. ...............................       1,483
      19    Legg Mason, Inc. (G)..............................       1,830
      77    Lehman Brothers Holdings, Inc. ...................       6,054
      46    Lincoln National Corp. ...........................       3,060
      69    Loews Corp. ......................................       2,854
      11    M&T Bank Corp. ...................................       1,380
      81    Marsh & McLennan Cos., Inc. ......................       2,471
      37    Marshall & Ilsley Corp. ..........................       1,795
      20    MBIA, Inc. (G)....................................       1,483
      43    Medco Health Solutions, Inc. (D)..................       2,292
      60    Mellon Financial Corp. ...........................       2,539
     129    Merrill Lynch & Co., Inc. ........................      12,024
     122    Metlife, Inc. ....................................       7,204
      13    MGIC Investment Corp. (G).........................         782
     155    Morgan Stanley....................................      12,596
      92    National City Corp. (G)...........................       3,373
      27    Northern Trust Corp. (G)..........................       1,663
      26    Plum Creek Timber Co., Inc. (G)...................       1,032
      43    PNC Financial Services Group, Inc. ...............       3,183
      43    Principal Financial Group, Inc. ..................       2,541
     115    Progressive Corp. ................................       2,775
      36    ProLogis..........................................       2,200
      77    Prudential Financial, Inc. .......................       6,577
      18    Public Storage, Inc. .............................       1,745
      31    Realogy Corp. (D).................................         949
     107    Regions Financial Corp. ..........................       3,985
       9    Ryder System, Inc. ...............................         454
      16    SAFECO Corp. .....................................         988
      32    Simon Property Group, Inc. .......................       3,273

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
      60    SLM Corp. ........................................  $    2,914
      53    Sovereign Bancorp, Inc. #.........................       1,333
     104    St. Paul Travelers Cos., Inc. ....................       5,574
      49    State Street Corp. ...............................       3,276
      52    SunTrust Banks, Inc. .............................       4,371
      48    Synovus Financial Corp. ..........................       1,464
      39    T. Rowe Price Group, Inc. ........................       1,685
      16    Torchmark Corp. ..................................       1,001
     197    UnitedHealth Group, Inc. .........................      10,578
      55    UnumProvident Corp. ..............................       1,139
     257    US Bancorp (G)....................................       9,298
      19    Vornado Realty Trust..............................       2,291
     279    Wachovia Corp. ...................................      15,864
     138    Washington Mutual, Inc. ..........................       6,283
      91    Wellpoint, Inc. (D)...............................       7,134
     493    Wells Fargo & Co. (G).............................      17,548
     112    Western Union Co..................................       2,511
      27    XL Capital Ltd. Class A...........................       1,961
      16    Zions Bancorporation #............................       1,286
                                                                ----------
                                                                   441,988
                                                                ----------
            HEALTH CARE -- 10.4%
     224    Abbott Laboratories...............................      10,926
      22    Allergan, Inc. (G)................................       2,687
      28    Amerisource Bergen Corp. .........................       1,263
     171    Amgen, Inc. (D)...................................      11,650
      15    Bard (C.R.), Inc. ................................       1,253
      16    Barr Pharmaceuticals, Inc. (D)....................         777
       8    Bausch & Lomb, Inc. ..............................         411
      96    Baxter International, Inc. .......................       4,437
      36    Becton, Dickinson & Co. ..........................       2,526
      49    Biogen Idec, Inc. (D)#............................       2,423
      36    Biomet, Inc. .....................................       1,477
     172    Boston Scientific Corp. (D).......................       2,961
     287    Bristol-Myers Squibb Co. .........................       7,565
      59    Cardinal Health, Inc. ............................       3,817
      62    Caremark Rx, Inc. ................................       3,560
      54    Celgene Corp. (D).................................       3,133
      23    Coventry Health Care, Inc. (D)....................       1,166
     120    CVS Corp. ........................................       3,721
     144    Eli Lilly & Co. ..................................       7,498
      46    Forest Laboratories, Inc. (D).....................       2,342
      38    Genzyme Corp. (D).................................       2,365
      67    Gilead Sciences, Inc. (D).........................       4,365
      35    Health Management Associates, Inc. Class A........         743
      23    Hospira, Inc. (D).................................         766
     424    Johnson & Johnson.................................      27,977
      36    King Pharmaceuticals, Inc. (D)....................         565
      18    Laboratory Corp. of America Holdings (D)..........       1,345
      11    Manor Care, Inc. .................................         507
      43    McKesson Corp. ...................................       2,194
      35    MedImmune, Inc. (D)(G)............................       1,136
     317    Merck & Co., Inc. #...............................      13,837
      79    Monsanto Co. .....................................       4,170
      31    Mylan Laboratories, Inc. (G)......................         621
   1,054    Pfizer, Inc. .....................................      27,295

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
      23    Quest Diagnostics, Inc. ..........................  $    1,240
     217    Schering-Plough Corp. ............................       5,123
      10    Sigma-Aldrich Corp. ..............................         746
      52    St. Jude Medical, Inc. (D)........................       1,889
      43    Stryker Corp. (G).................................       2,396
      69    Tenet Healthcare Corp. (D)........................         480
     147    Walgreen Co. .....................................       6,732
      15    Watson Pharmaceuticals, Inc. (D)..................         393
     197    Wyeth.............................................      10,025
      35    Zimmer Holdings, Inc. (D).........................       2,736
                                                                ----------
                                                                   195,239
                                                                ----------
            SERVICES -- 6.9%
      37    Allied Waste Industries, Inc. (D).................         456
      21    Apollo Group, Inc. Class A (D)(G).................         799
      34    Autodesk, Inc. (D)................................       1,372
      80    Automatic Data Processing, Inc. #.................       3,964
      67    Avaya, Inc. (D)...................................         931
     114    CBS Corp. Class B.................................       3,561
      20    Cintas Corp. .....................................         790
      72    Clear Channel Communications, Inc. ...............       2,566
      21    Cognizant Technology Solutions Corp. (D)..........       1,597
     304    Comcast Corp. Class A (D)(G)......................      12,876
      25    Computer Sciences Corp. (D).......................       1,340
      20    Convergys Corp. (D)...............................         480
     113    DirecTV Group, Inc. (D)...........................       2,811
      10    Dow Jones & Co., Inc. ............................         361
      12    E.W. Scripps Co. .................................         609
      26    Ecolab, Inc. .....................................       1,180
      76    Electronic Data Systems Corp. ....................       2,083
      18    Equifax, Inc. (D).................................         743
      20    Express Scripts, Inc. (D)(G)......................       1,418
      45    FedEx Corp. ......................................       4,864
      13    Fluor Corp. ......................................       1,053
      34    Gannett Co., Inc. ................................       2,068
      47    H & R Block, Inc. ................................       1,085
      27    Harrah's Entertainment, Inc. .....................       2,252
      57    Hilton Hotels Corp. ..............................       1,974
      29    IMS Health, Inc. .................................         800
      65    Interpublic Group of Cos., Inc. (D)(G)............         789
      49    Marriott International, Inc. Class A..............       2,346
      52    McGraw-Hill Cos., Inc. ...........................       3,521
       6    Meredith Corp. (G)................................         321
      19    Monster Worldwide, Inc. (D).......................         877
      34    Moody's Corp. ....................................       2,369
      21    New York Times Co. Class A (G)....................         512
     342    News Corp. Class A................................       7,348
      50    Novell, Inc. (D)..................................         311
      25    Omnicom Group, Inc. ..............................       2,606
      49    Paychex, Inc. ....................................       1,956
      32    R.R. Donnelley & Sons Co. ........................       1,127
      25    Robert Half International, Inc. ..................         909
      19    Sabre Holdings Corp. .............................         615
      31    Starwood Hotels & Resorts.........................       1,938
     514    Sun Microsystems, Inc. (D)........................       2,788

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SERVICES -- (CONTINUED)
     584    Time Warner, Inc. ................................  $   12,709
      28    Tribune Co. (G)...................................         862
      51    Unisys Corp. (D)..................................         398
     157    United Parcel Service, Inc. Class B...............      11,763
      37    Univision Communications, Inc. Class A (D)(G).....       1,307
     102    Viacom, Inc. Class B (D)..........................       4,194
     302    Walt Disney Co. ..................................      10,359
      78    Waste Management, Inc. ...........................       2,875
      29    Wyndham Worldwide Corp. (D).......................         929
                                                                ----------
                                                                   129,762
                                                                ----------
            TECHNOLOGY -- 22.2%
      17    ADC Telecommunications, Inc. (D)..................         251
      85    Adobe Systems, Inc. (D)#..........................       3,507
      80    Advanced Micro Devices, Inc. (D)(G)...............       1,632
      17    Affiliated Computer Services, Inc. Class A (D)#...         845
      60    Agilent Technologies, Inc. (D)....................       2,082
      55    Alltel Corp. .....................................       3,305
      53    Altera Corp. (D)..................................       1,041
      25    American Power Conversion Corp. ..................         759
      50    Analog Devices, Inc. .............................       1,644
     124    Apple Computer, Inc. (D)(G).......................      10,543
      27    Applera Corp. -- Applied Biosystems Group.........         983
     562    AT&T, Inc. #......................................      20,080
     267    BellSouth Corp. ..................................      12,559
      30    BMC Software, Inc. (D)............................         966
      69    Broadcom Corp. Class A (D)........................       2,214
      60    CA, Inc. .........................................       1,359
      17    CenturyTel, Inc. .................................         733
      12    Ciena Corp. (D)...................................         341
     888    Cisco Systems, Inc. (D)...........................      24,259
      47    Citizens Communications Co. ......................         675
      27    Citrix Systems, Inc. (D)..........................         717
      52    Compuware Corp. (D)...............................         431
      13    Cooper Industries Ltd. ...........................       1,203
     229    Corning, Inc. (D).................................       4,279
      35    Danaher Corp. (G).................................       2,507
     332    Dell, Inc. (D)#...................................       8,330
      30    Dover Corp. ......................................       1,461
      45    Electronic Arts, Inc. (D).........................       2,270
      22    Embarq Corp. .....................................       1,146
     322    EMC Corp. (D)#....................................       4,249
     117    Emerson Electric Co. .............................       5,167
      24    Fidelity National Information Services, Inc. .....         950
     112    First Data Corp. .................................       2,856
      25    Fiserv, Inc. (D)..................................       1,326
   1,507    General Electric Co. .............................      56,064
      31    Google, Inc. (D)..................................      14,421
      10    Harman International Industries, Inc. ............         949
     400    Hewlett-Packard Co. ..............................      16,490
      33    IAC/Interactive Corp. (D)(G)......................       1,211
     843    Intel Corp. ......................................      17,066
     220    International Business Machines Corp. #...........      21,393
      51    Intuit, Inc. (D)..................................       1,559
      27    Jabil Circuit, Inc. ..............................         665

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
      31    JDS Uniphase Corp. (D)............................  $      515
      83    Juniper Networks, Inc. (D)........................       1,566
      18    L-3 Communications Holdings, Inc. ................       1,497
      14    Lexmark International, Inc. ADR (D)...............       1,047
      44    Linear Technology Corp. ..........................       1,325
      52    Lockheed Martin Corp. ............................       4,793
      59    LSI Logic Corp. (D)...............................         527
      47    Maxim Integrated Products, Inc. ..................       1,439
     168    Medtronic, Inc. ..................................       9,003
     110    Micron Technology, Inc. (D)(G)....................       1,540
   1,264    Microsoft Corp. ..................................      37,756
       8    Millipore Corp. (D)...............................         519
      21    Molex, Inc. ......................................         655
     353    Motorola, Inc. ...................................       7,265
      42    National Semiconductor Corp. (G)..................         960
      26    NCR Corp. (D).....................................       1,112
      55    Network Appliance, Inc. (D).......................       2,147
      52    NVIDIA Corp. (D)..................................       1,923
     585    Oracle Corp. (D)..................................      10,022
      18    PerkinElmer, Inc. ................................         400
      31    PMC-Sierra, Inc. (D)(G)...........................         207
      23    QLogic Corp. (D)..................................         506
     242    Qualcomm, Inc. ...................................       9,128
     235    Qwest Communications International, Inc. (D)(G)...       1,967
      65    Raytheon Co. .....................................       3,433
      24    Rockwell Collins, Inc. ...........................       1,544
      33    SanDisk Corp. (D).................................       1,416
      79    Sanmina-SCI Corp. (D).............................         272
     134    Solectron Corp. (D)...............................         431
     423    Sprint Nextel Corp. ..............................       7,993
     137    Symantec Corp. (D)(G).............................       2,859
      37    Symbol Technologies, Inc. ........................         556
      12    Tektronix, Inc. (G)...............................         353
      65    Tellabs, Inc. (D).................................         665
     217    Texas Instruments, Inc. ..........................       6,247
      60    Thermo Fisher Scientific Inc. (D).................       2,701
     291    Tyco International Ltd. ..........................       8,838
      36    VeriSign, Inc. (D)................................         861
     427    Verizon Communications, Inc. .....................      15,893
      15    Waters Corp. (D)#.................................         725
      12    Whirlpool Corp. (G)...............................         955
      70    Windstream Corp. .................................         991
      49    Xilinx, Inc. .....................................       1,169
     179    Yahoo!, Inc. (D)..................................       4,570
                                                                ----------
                                                                   416,779
                                                                ----------
            TRANSPORTATION -- 1.3%
      52    Burlington Northern Santa Fe Corp. ...............       3,872
      65    Carnival Corp. ...................................       3,190
      64    CSX Corp. (G).....................................       2,191
      59    General Dynamics Corp. ...........................       4,397
      38    Harley-Davidson, Inc. (G).........................       2,671
      58    Norfolk Southern Corp. ...........................       2,919

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            TRANSPORTATION -- (CONTINUED)
     116    Southwest Airlines Co. ...........................  $    1,772
      39    Union Pacific Corp. ..............................       3,625
                                                                ----------
                                                                    24,637
                                                                ----------
            UTILITIES -- 3.5%
      97    AES Corp. (D).....................................       2,139
      24    Allegheny Energy, Inc. (D)........................       1,111
      30    Ameren Corp. (G)..................................       1,617
      58    American Electric Power Co., Inc. ................       2,463
      46    CenterPoint Energy, Inc. (G)......................         758
      33    CMS Energy Corp. (D)..............................         543
      38    Consolidated Edison, Inc. (G).....................       1,803
      26    Constellation Energy Group, Inc. .................       1,811
      52    Dominion Resources, Inc. .........................       4,331
      26    DTE Energy Co. (G)................................       1,259
     184    Duke Energy Corp. ................................       6,094
      55    Dynegy, Inc. (D)..................................         400
      48    Edison International..............................       2,164
     103    El Paso Corp. ....................................       1,575
      30    Entergy Corp. ....................................       2,790
      98    Exelon Corp. .....................................       6,068
      47    FirstEnergy Corp. ................................       2,810
      59    FPL Group, Inc. ..................................       3,213
      16    Kinder Morgan, Inc. ..............................       1,660
      40    NiSource, Inc. ...................................         964
      51    PG&E Corp. (G)....................................       2,412
      15    Pinnacle West Capital Corp. ......................         739
      56    PPL Corp. ........................................       1,998
      37    Progress Energy, Inc. ............................       1,826
      37    Public Service Enterprise Group, Inc. ............       2,450
      13    Questar Corp. ....................................       1,046
     109    Southern Co. .....................................       4,003
      31    TECO Energy, Inc. ................................         527
      67    TXU Corp. ........................................       3,639
      60    Xcel Energy, Inc. ................................       1,372
                                                                ----------
                                                                    65,585
                                                                ----------
            Total common stock
              (cost $1,484,804)...............................  $1,860,204
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 7.6%
            REPURCHASE AGREEMENTS -- 0.7%
$  4,919    BNP Paribas Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................  $    4,919
   3,889    RBS Greenwich Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................       3,889
   4,919    UBS Securities LLC Joint Repurchase Agreement,
              4.75%, 01/02/2007...............................       4,919
                                                                ----------
                                                                    13,727
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 6.9%
 128,688    Mellon GSL DBTII Collateral Fund..................  $  128,688
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            U.S. GOVERNMENT SECURITIES -- 0.1%
$  2,000    U.S. Treasury Bill,
              4.87%, 03/15/2007 (M)(S)........................  $    1,981
                                                                ----------
            Total short-term investments
              (cost $144,396).................................  $  144,396
                                                                ----------
            Total investments in securities
              (cost $1,629,200) (C)...........................  $2,004,600
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.75% of total net assets at December 31, 2006.

  (C)At December 31, 2006, the cost of securities for federal income tax purposes was $1,650,067 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $ 508,279
      Unrealized depreciation.......................   (153,746)
                                                      ---------
      Net unrealized appreciation...................  $ 354,533
                                                      =========

  (D)Currently non-income producing.

  # This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

 (G) Security is partially on loan at December 31, 2006.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (S)Security pledged as initial margin deposit for open futures contracts at December 31, 2006.

     FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2006

                                                                    UNREALIZED
                             NUMBER OF                             APPRECIATION
      DESCRIPTION            CONTRACTS*   POSITION   EXPIRATION   (DEPRECIATION)
      -----------            ----------   --------   ----------   --------------
      Standard & Poor's
      500..................      51         Long     March 2007        $(66)
                                                                       ====

     * The number of contracts does not omit 000's.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               HARTFORD
                                                                INDEX
                                                               HLS FUND
                                                              ----------
ASSETS:
  Investments in securities, at value;......................  $2,004,600
  Receivables:
    Investment securities sold..............................         345
    Fund shares sold........................................         415
    Dividends and interest..................................       2,557
  Other assets..............................................           7
                                                              ----------
Total assets................................................   2,007,924
                                                              ----------
LIABILITIES:
  Bank overdraft -- U.S. Dollars............................          28
  Payable upon return of securities loaned..................     128,688
  Payables:
    Fund shares redeemed....................................       3,843
    Variation margin........................................          69
    Investment management and advisory fees.................          26
    Administrative services fee.............................          52
    Distribution fees.......................................          10
  Accrued expenses..........................................         182
                                                              ----------
Total liabilities...........................................     132,898
                                                              ----------
Net assets..................................................  $1,875,026
                                                              ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in capital...........................  $1,512,515
Accumulated undistributed net investment income.............         647
Accumulated net realized loss on investments................     (13,470)
Unrealized appreciation of investments......................     375,334
                                                              ----------
Net assets..................................................  $1,875,026
                                                              ==========
Shares authorized...........................................   4,000,000
                                                              ----------
Par value...................................................  $    0.001
                                                              ----------
CLASS IA: Net asset value per share.........................  $    32.36
                                                              ----------
         Shares outstanding.................................      49,382
                                                              ----------
         Net assets.........................................  $1,598,176
                                                              ----------
CLASS IB: Net asset value per share.........................  $    32.22
                                                              ----------
         Shares outstanding.................................       8,592
                                                              ----------
         Net assets.........................................  $  276,850
                                                              ----------
@ Cost of securities........................................  $1,629,200
                                                              ----------
@ Market value of securities on loan........................  $  124,678
                                                              ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD
                                                               INDEX
                                                              HLS FUND
                                                              --------
INVESTMENT INCOME:
  Dividends.................................................  $ 35,810
  Interest..................................................       535
  Securities lending........................................       198
                                                              --------
    Total investment income, net............................    36,543
                                                              --------
EXPENSES:
  Investment management and advisory fees...................     3,456
  Administrative services fees..............................     3,770
  Distribution fees -- Class IB.............................       661
  Custodian fees............................................        80
  Accounting services.......................................       283
  Board of Directors' fees..................................        31
  Other expenses............................................       266
                                                              --------
    Total expenses (before waivers and fees paid
     indirectly)............................................     8,547
  Expense waivers...........................................    (1,572)
  Custodian fee offset......................................        (5)
                                                              --------
    Total waivers and fees paid indirectly..................    (1,577)
                                                              --------
    Total expenses, net.....................................     6,970
                                                              --------
  Net investment income.....................................    29,573
                                                              --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
  CONTRACTS:
  Net realized gain on investments..........................    86,852
  Net realized gain on futures contracts....................     2,005
                                                              --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
  CONTRACTS.................................................    88,857
                                                              --------
NET CHANGES IN UNREALIZED APPRECIATION OF INVESTMENTS AND
  FUTURES CONTRACTS:
  Net unrealized appreciation of investments................   149,275
  Net unrealized appreciation of futures contracts..........        94
                                                              --------
NET CHANGES IN UNREALIZED APPRECIATION OF INVESTMENTS AND
  FUTURES CONTRACTS.........................................   149,369
                                                              --------
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS...............   238,226
                                                              --------
PAYMENTS FROM AFFILIATE (SEE NOTE 3G IN ACCOMPANYING NOTES
  TO FINANCIAL STATEMENTS)..................................        90
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $267,889
                                                              ========

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------


                                                                           HARTFORD
                                                                        INDEX HLS FUND
                                                                ------------------------------
                                                                FOR THE YEAR      FOR THE YEAR
                                                                   ENDED             ENDED
                                                                DECEMBER 31,      DECEMBER 31,
                                                                    2006              2005
                                                                ------------      ------------
OPERATIONS:
  Net investment income.....................................     $   29,573        $   29,486
  Net realized gain on investments and futures contracts....         88,857           112,925
  Net unrealized appreciation of investments and futures
    contracts...............................................        149,369           (55,752)
  Payments from affiliate...................................             90                --
                                                                 ----------        ----------
  Net increase in net assets resulting from operations......        267,889            86,659
                                                                 ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................        (26,105)          (32,716)
    Class IB................................................         (3,766)           (4,176)
  From net realized gain on investments
    Class IA................................................       (174,313)          (56,659)
    Class IB................................................        (29,239)           (8,074)
                                                                 ----------        ----------
    Total distributions.....................................       (233,423)         (101,625)
                                                                 ----------        ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................        109,735           207,714
      Issued on reinvestment of distributions...............        200,417            89,375
      Redeemed..............................................       (443,564)         (555,228)
                                                                 ----------        ----------
    Total capital share transactions........................       (133,412)         (258,139)
                                                                 ----------        ----------
    Class IB
      Sold..................................................         52,154            57,766
      Issued on reinvestment of distributions...............         33,006            12,250
      Redeemed..............................................        (76,191)          (58,337)
                                                                 ----------        ----------
    Total capital share transactions........................          8,969            11,679
                                                                 ----------        ----------
  Net decrease from capital share transactions..............       (124,443)         (246,460)
                                                                 ----------        ----------
  Net decrease in net assets................................        (89,977)         (261,426)
NET ASSETS:
  Beginning of period.......................................      1,965,003         2,226,429
                                                                 ----------        ----------
  End of period.............................................     $1,875,026        $1,965,003
                                                                 ==========        ==========
Accumulated undistributed net investment income.............     $      647        $    1,153
                                                                 ==========        ==========
SHARE ACTIVITY:
    Class IA
      Sold..................................................          3,386             6,556
      Issued on reinvestment of distributions...............          6,466             2,832
      Redeemed..............................................        (13,684)          (17,524)
                                                                 ----------        ----------
    Total share activity....................................         (3,832)           (8,136)
                                                                 ----------        ----------
    Class IB
      Sold..................................................          1,605             1,840
      Issued on reinvestment of distributions...............          1,069               390
      Redeemed..............................................         (2,360)           (1,852)
                                                                 ----------        ----------
    Total share activity....................................            314               378
                                                                 ----------        ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2006
 ($000'S OMITTED)
--------------------------------------------------------------------------------
1.  ORGANIZATION:

    Hartford Index HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company ("HLIC") and its affiliates and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

    The Fund is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 as amended, ("1940 Act"), as a diversified open-end management investment company. The Fund is a series of Hartford Series Fund, Inc. (the "HLS Funds").

    The Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to Distribution and Service Plans. These Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act.

    Indemnifications: Under the Fund's organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. generally accepted accounting principles in the investment company industry:

    a) Security Transactions -- Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and loses are determined on the basis of identified cost.

    b) Security Valuation and Investment Income -- The Fund generally uses market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is primarily traded but before the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time, referred to as the "Valuation Time") that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and
        (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund's Board of Directors which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the NAV of the Fund's shares is determined only on business days of the Fund, the value of the portfolio securities of the Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the net asset value of their shares to differ significantly from the net asset value that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV per share.

        Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the "Primary Market") at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. System ("Nasdaq") or another over-the-counter ("OTC") market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is primarily traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent bid quotation on such exchange or market at the Valuation Time.

        Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

        Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

        Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

        Futures contracts shall be valued at the final settlement price reported by the applicable futures exchange. If there were no trades as of the valuation day, then the contract shall be valued at the closing bid price as of the Valuation Time.

--------------------------------------------------------------------------------

        Financial instruments for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by the Fund's Board of Directors.

        A foreign currency contract shall be valued based on the price of underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time. In the event that the applicable pricing service cannot provide the spot currency rates and forward currency rates in a timely fashion, such rates may be obtained from a widely-used quotation system in accordance with procedures established by the Fund's Board of Directors.

        Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

    d) Securities Lending -- The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash, which is then invested in short-term money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following day. As with other extensions of credit, the Fund may bear the risk of delay in recovery of loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially.

    e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (Hartford Investment Management), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    f) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest receivable.

        The Fund, together with other investment management companies having investment advisory agreements with Hartford Investment Management, have an interest in joint repurchase agreements in the amount of $697,665 dated 12/29/2006 with the brokers indicated on the table below due 01/02/07. These joint repurchase agreements are collateralized as follows:

                                                         COLLATERAL
        BROKER                     RATE     PRINCIPAL      VALUE          SECURITY TYPE         COUPON RATE        MATURITY
        ------                     -----    ---------    ----------    -------------------    ---------------    ------------
        BNP Paribas..............  4.75%    $250,000      $255,050     U.S. Treasury Bonds     5.25% - 8.50%     2020 - 2029
        RBS Greenwich Capital
          Markets................  4.75%     197,665       201,624     U.S. Treasury Note             12.00%            2013
        UBS Securities LLC.......  4.75%     250,000       255,262     U.S. Treasury Bonds    8.125% - 8.875%    2017 - 2021
                                                                       U.S. Treasury Note             11.75%            2014

        The amount to be received upon maturity of the Fund's repurchase agreement is $13,734.

    g) Futures and Options Transactions -- The Fund may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into futures contracts, the Fund is required to deposit with a futures commission merchant an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

        At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

        The use of futures contracts involve elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund's strategies and potentially result in loss. The Fund, as shown in the Schedule of Investments, had outstanding futures contracts as of December 31, 2006.

        The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

        The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to or greater than the

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2006
 ($000'S OMITTED)
--------------------------------------------------------------------------------

       fluctuating market value of the option securities of currencies. A Fund receives a premium for writing a call or put option, which is recorded on the Fund's Statement of Assets and Liabilities and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The Fund had no written option activity during the year ended December 31, 2006.

    h) Indexed Securities -- The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of December 31, 2006.

    i) Federal Income Taxes -- For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (IRC) by distributing substantially all of its taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

        The tax character of distributions paid by the Fund from ordinary income were $30,059 and $37,778 and the distributions from long-term capital gains were $203,364 and $63,847, for the years ended December 31, 2006 and December 31, 2005, respectively.

        As of December 31, 2006, the Fund's components of distributable earnings on a tax basis were undistributed ordinary income of $1,537, undistributed long-term capital gain of $6,441, and unrealized appreciation of $354,533.

        The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales losses, mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark-to-market Passive Foreign Investment Companies and basis differences in real estate investment trusts.

        In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded a reclassification of its capital account. This reclassification had no impact on the net asset value per share of the Fund and is designed generally to present accumulated undistributed net investment income and realized losses on investments on a tax basis, which is considered to be more informative to the shareholder. Reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency, distributions representing a return of capital, investments in mortgage-backed securities, class action settlements received, expiration of capital loss carryforwards and net operating losses that reduce capital gain distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund's distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of December 31, 2006, the Fund recorded a reclassification of $(298) to accumulated net investment income and a reclassification of $298 to accumulated net realized loss on investments.

        The Fund had no capital loss carryforwards for U.S. Federal Tax purposes as of December 31, 2006.

    j) Fund Share Valuation and Distributions to Shareholders -- Orders for the Fund's shares are executed in accordance with the investment instructions of the contract holders or plan participants. The net asset value of the Fund's shares is determined as of the close of each business day of the Exchange. The net asset value per share is determined separately for each class of the Fund by dividing the Fund's net assets attributable to that class by number of shares of the class outstanding. Orders for the purchase of the Fund's shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

        Dividends are declared pursuant to a policy by the Fund's Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

        Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles with respect to character and timing. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 2(i)).

    k) Illiquid and Restricted Securities -- The Fund is permitted to invest up to 15% of its net assets in illiquid securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund's net asset value per share. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investments in them may have an adverse

--------------------------------------------------------------------------------

       impact on net asset value. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund's Board of Directors.

    l)  Securities Purchased on a When-Issued or Delayed-Delivery
        Basis -- Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in their records with value at least equal to the amount of the commitment. As of December 31, 2006, the Fund had no outstanding when-issued or forward commitments.

    m) Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

    n) Financial Accounting Standards Board Interpretation No. 48 -- On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, but not before its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the Fund's financial statements has not yet been determined.

    o) Financial Accounting Standards Board Financial Accounting Standard No. 157 -- In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for the Funds' financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

3.  EXPENSES:

    a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Fund pursuant to investment management agreements approved by the Fund's Board of Directors and shareholders. Investment management and advisory fees are accrued daily and paid monthly.

        The schedule below reflects the rates of compensation paid to HL Advisors for services rendered:

        AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
        ------------------------                                             -----------
        On first $2 billion................................................     0.20%
        On next $3 billion.................................................     0.10%
        On next $5 billion.................................................     0.08%
        Over $10 billion...................................................     0.07%

        Effective November 1, 2005, HL Advisors voluntarily agreed to waive management fees of 0.10% of average total net assets until October 31, 2006. Effective November 1, 2006, HL Advisors has permanently reduced its management fees for this fund. The new schedule is as follows:

        AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
        ------------------------                                             -----------
        On first $2 billion................................................    0.100%
        Over $3 billion....................................................    0.000%

        Pursuant to sub-advisory agreements between HL Advisors and Hartford Investment Management, Hartford Investment Management provides the day-to-day investment management services to the Fund. Hartford Investment Management determines the purchase and sale of portfolio securities and places such orders for execution in the name of the Fund. In conjunction with their investment activity, Hartford Investment Management regularly furnishes reports to the Fund's Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Fund.

    b) Administrative Services Agreement -- Under the Administrative Services Agreement between HLIC and the Fund, HLIC provides administrative services to the Fund and receives monthly compensation at the annual rate of 0.20% of the Fund's average daily net assets. Effective November 1, 2006, the Fund pays an administrative service fee of 0.20% for the first $5 billion in average net assets, 0.18% of average net assets for the next $5 billion and 0.17% for average net assets over $10 billion. The Fund assumes and pays certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HLIC or any other related company. The Fund's administrative fees are accrued daily and paid monthly.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2006
 ($000'S OMITTED)
--------------------------------------------------------------------------------

    c) Accounting Services Agreement -- Under the Fund Accounting Agreement between HLIC and the Fund, Hartford Life provides accounting services to the Fund and received monthly compensation at the annual rate of 0.015% of the Fund's average daily net assets. The Fund's accounting services fees are accrued daily and paid monthly.

    d) Operating Expenses -- Allocable expenses of the Fund are charged to the Fund based on the ratio of the net assets of the Fund to the combined net assets of the HLS Funds. Non-allocable expenses are charged to the Fund based on specific identification.

    e) Fees Paid Indirectly -- The Fund has entered into agreements with State Street Global Advisors, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2006, these amounts are included in the Statement of Operations.

        The ratio of expenses to average net assets excludes fees paid indirectly in the financial highlights. Had the fees paid indirectly been included, the annualized expense ratios for the years listed below, would have been as follows:

                                       FOR THE YEAR ENDED      FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                       DECEMBER 31, 2006       DECEMBER 31, 2005       DECEMBER 31, 2004
                                      --------------------    --------------------    --------------------
        FUND                          CLASS IA    CLASS IB    CLASS IA    CLASS IB    CLASS IA    CLASS IB
        ----                          --------    --------    --------    --------    --------    --------
        Hartford Index HLS Fund.....   0.33%       0.58%       0.42%       0.67%       0.44%       0.69%

    f) Distribution Plan for Class IB shares -- The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, the Fund compensates the Distributor, Hartford Security Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life, Inc.) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

        The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

    g) Payment from Affiliate -- The Fund is available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and they are offered directly to certain qualified retirement plans ("Products"). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, the issuers of such variable annuity products, the Fund's ability to restrict transfers by certain owners of older variable annuity products is limited. In February 2005, Hartford Life agreed with the Board of Directors of the Fund to indemnify the Fund for any material harm caused to the Fund from frequent trading by these contracts owners. Pursuant to the agreement, $90 has been recorded for the year ended December 31, 2006 as Payment from Affiliate in the Statement of Operations.

        The total return in the financial highlights includes payment from affiliate. Had the payment from affiliate for unrestricted transfers been excluded, the impact on total return for the year ended December 31, 2006, would have been 0.01% for Class IA and Class IB.

4.  INVESTMENT TRANSACTIONS:

    For the year ended December 31, 2006, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) amounted to $75,531 and $406,235, respectively.

5.  LINE OF CREDIT:

    The Fund participates in a $650,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. For the year ended December 31, 2006, the Fund did not have any borrowings under this facility.

 HARTFORD INDEX HLS FUND

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          -- SELECTED PER-SHARE DATA(2) --
                                     --------------------------------------------------------------------------
                                                                              NET
                                                                           REALIZED
                                                                              AND
                                     NET ASSET      NET       PAYMENTS    UNREALIZED      TOTAL      DIVIDENDS
                                     VALUE AT    INVESTMENT     FROM         GAIN          FROM       FROM NET
                                     BEGINNING     INCOME       (TO)       (LOSS) ON    INVESTMENT   INVESTMENT
                                     OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                                     ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD INDEX HLS FUND
 For the Year Ended December 31,
   2006
 Class IA..........................   $31.97       $ 0.56       $  --       $  4.05      $  4.61       $(0.56)
 Class IB..........................    31.84         0.44          --          4.06         4.50        (0.46)
 For the Year Ended December 31,
   2005
 Class IA..........................    32.17         0.51          --          0.90         1.41        (0.61)
 Class IB..........................    32.02         0.40          --          0.93         1.33        (0.51)
 For the Year Ended December 31,
   2004
 Class IA..........................    29.60         0.50          --          2.56         3.06        (0.39)
 Class IB..........................    29.49         0.44          --          2.53         2.97        (0.34)
 For the Year Ended December 31,
   2003
 Class IA..........................    23.46         0.36          --          6.23         6.59        (0.37)
 Class IB..........................    23.39         0.31          --          6.19         6.50        (0.32)
 For the Year Ended December 31,
   2002
 Class IA..........................    31.81(3)      0.32(3)       --         (8.29)(3)    (7.97)       (0.28)(3)
 Class IB..........................    31.75(3)      0.28(3)       --         (8.30)(3)    (8.02)       (0.24)(3)

                                           -- SELECTED PER-SHARE DATA(2) --               -- RATIOS AND SUPPLEMENTAL DATA --
                                     ---------------------------------------------   ---------------------------------------------

                                                                                        NET        NET
                                     DISTRIBUTIONS                                    INCREASE    ASSET
                                         FROM                                        (DECREASE)   VALUE
                                       REALIZED      DISTRIBUTIONS                     IN NET     AT END               NET ASSETS
                                        CAPITAL          FROM            TOTAL         ASSET        OF      TOTAL       AT END OF
                                         GAINS          CAPITAL      DISTRIBUTIONS     VALUE      PERIOD    RETURN       PERIOD
                                     -------------   -------------   -------------   ----------   ------    ------     -----------
HARTFORD INDEX HLS FUND
 For the Year Ended December 31,
   2006
 Class IA..........................     $(3.66)         $   --          $(4.22)       $  0.39     $32.36     15.46%(5) $ 1,598,176
 Class IB..........................      (3.66)             --           (4.12)          0.38      32.22     15.17(5)      276,850
 For the Year Ended December 31,
   2005
 Class IA..........................      (1.00)             --           (1.61)         (0.20)     31.97      4.50       1,701,424
 Class IB..........................      (1.00)             --           (1.51)         (0.18)     31.84      4.24         263,579
 For the Year Ended December 31,
   2004
 Class IA..........................      (0.10)             --           (0.49)          2.57      32.17     10.39       1,973,470
 Class IB..........................      (0.10)             --           (0.44)          2.53      32.02     10.12         252,959
 For the Year Ended December 31,
   2003
 Class IA..........................      (0.08)             --           (0.45)          6.14      29.60     28.13       1,934,490
 Class IB..........................      (0.08)             --           (0.40)          6.10      29.49     27.81         195,900
 For the Year Ended December 31,
   2002
 Class IA..........................      (0.10)(3)          --           (0.38)         (8.35)     23.46(3) (22.45)      1,553,260
 Class IB..........................      (0.10)(3)          --           (0.34)         (8.36)     23.39(3) (22.63)         68,832

                                            -- RATIOS AND SUPPLEMENTAL DATA --
                                     ------------------------------------------------
                                                                RATIO OF
                                      RATIO OF     RATIO OF       NET
                                      EXPENSES     EXPENSES    INVESTMENT
                                     TO AVERAGE   TO AVERAGE     INCOME
                                     NET ASSETS   NET ASSETS   TO AVERAGE   PORTFOLIO
                                       BEFORE       AFTER         NET       TURNOVER
                                     WAIVERS(1)   WAIVERS(1)     ASSETS      RATE(4)
                                     ----------   ----------   ----------   ---------
HARTFORD INDEX HLS FUND
 For the Year Ended December 31,
   2006
 Class IA..........................     0.42%        0.33%        1.60%          4%
 Class IB..........................     0.67         0.58         1.36          --
 For the Year Ended December 31,
   2005
 Class IA..........................     0.42         0.42         1.46           5
 Class IB..........................     0.67         0.67         1.21          --
 For the Year Ended December 31,
   2004
 Class IA..........................     0.44         0.44         1.60           5
 Class IB..........................     0.69         0.69         1.35          --
 For the Year Ended December 31,
   2003
 Class IA..........................     0.44         0.44         1.40           3
 Class IB..........................     0.69         0.69         1.15          --
 For the Year Ended December 31,
   2002
 Class IA..........................     0.44         0.44         1.18          15
 Class IB..........................     0.69         0.67         0.95          --

---------------
(1) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(2) Information presented relates to a share outstanding throughout the indicated period.
(3) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5) Total return without the inclusion of the Payments from Affiliate, as noted on the Statement of Operations, can be found in Note 3(g).

See Notes to Financial Statements.

 HARTFORD INDEX HLS FUND

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Index HLS Fund (one of the twenty-six portfolios constituting the Hartford Series Fund, Inc.) (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2006, by correspondence with the custodian or brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Index HLS Fund of Hartford Series Fund, Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                              /s/ ERNST & YOUNG LLP
Minneapolis, Minnesota
February 9, 2007

 HARTFORD INDEX HLS FUND

 DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held, or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the Fund pursuant to the Investment Company Act of 1940. Each officer and three of the Fund's directors, as noted in the chart below, are "interested" persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 88 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely and Ms. Settimi may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to Hartford Series Fund, Inc. ("SF") and Hartford HLS Series Fund II, Inc. ("SF2"), principal occupation, and, for directors, other directorships held.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available upon request without charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by the Fund can be found in the Statement of Operations herein. The Fund does not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 60) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
     Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent Director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested Director of The Japan Fund.

ROBERT M. GAVIN, JR. (age 66) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

DUANE E. HILL (age 61) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
     Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former Partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

SANDRA S. JAFFEE (age 65) Director since 2005
     Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank's Global Securities Services (1995-2003).

WILLIAM P. JOHNSTON (age 62) Director since 2005, Chairman of the Compliance Committee
     In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

PHILLIP O. PETERSON (age 62) Director since 2002 (SF) 2000 (SF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Directors. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

LEMMA W. SENBET (age 60) Director since 2005
     Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Professor Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association.

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 48) Director since 2002

     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001. He was named COO in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. Mr. Marra is also a Managing Member and President of Hartford Investment Financial Services, LLC ("HIFSCO") and HL Investment Advisors, LLC ("HL Advisors").

 HARTFORD INDEX HLS FUND

--------------------------------------------------------------------------------

LOWNDES A. SMITH (age 67) Director since 1996 (SF) 2002 (SF2), Co-Chairman of the Investment Committee

     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountains Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 46) Director since 1999 (SF) 2005 (SF2), President since 1999 (SF) 2001 (SF2)

     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment Management") and as Executive Vice President and Chief Investment Officer for The Hartford, Hartford Life, Inc. and Hartford Life Insurance Company. Mr. Znamierowski is also a Managing Member, Executive Vice President and Chief Investment Officer of HIFSCO and HL Advisors.

OTHER OFFICERS

ROBERT M. ARENA (age 38) Vice President since 2006

     Mr. Arena is Senior Vice President of Hartford Life and heads its Retail Products Group in the US Wealth Management Division. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena had joined American Skandia in 1996.

TAMARA L. FAGELY (age 48) Vice President, Controller and Treasurer since 2002
(SF) 1993 (SF2)

     Ms. Fagely has been Vice President of HASCO since 1998 and Chief Financial Officer of HASCO since 2006. Currently, Ms. Fagely is a Vice President of Hartford Life Insurance Company. She served as Assistant Vice President of Hartford Life Insurance Company from December 2001 through March 2005.

SUSAN FLEEGE (age 47) AML Officer since 2005

     Ms. Fleege has served as Chief Compliance Officer for Hartford Administrative Services Company (2005) and Hartford Investor Services Company, LLC since (2006). Prior to joining Hartford Life in 2005, Ms, Fleege was Counsel for Amerprise Financial Corporation from 2000 to 2005.

THOMAS D. JONES III (age 41) Vice President and Chief Compliance Officer since 2006

     Mr. Jones joined Hartford Life as Vice President and Director of Securities Compliance in 2006 from SEI Investments ("SEI"), where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) ("MLIM"), where he worked from 1992-2004.

EDWARD P. MACDONALD (age 40) Vice President and Secretary since 2005

     Mr. Macdonald serves as Assistant General Counsel of The Hartford. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). Mr. Macdonald joined Prudential in April 1999.

VERNON J. MEYER (age 42) Vice President since 2006

     Mr. Meyer serves as Vice President of Hartford Life and Director of its Investment Advisory Group in the Investment Products Division. Prior to joining the Hartford in 2004, Mr. Meyer served as Vice President and Managing Director of Mass Mutual, which he joined in 1987.

DENISE A. SETTIMI (age 46) Vice President since 2005

     Ms. Settimi currently serves as Operations Officer of HASCO. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

JOHN C. WALTERS (age 45) Vice President since 2001

     Mr. Walters serves as Executive Vice President and Director of the US Wealth Management Division of Hartford Life Insurance Company. Mr. Walters is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.(1)

     (1) Served as President of the Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. between February 1, 2005 and March 27, 2005

 HARTFORD INDEX HLS FUND

    HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES AND PROXY VOTING
                                     RECORDS

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve month period ended June 30, 2006 is available
(1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

 HARTFORD INDEX HLS FUND

 EXPENSE EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; (2) ongoing costs, including advisory and management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2006 through December 31, 2006.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSE

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD
                          ACCOUNT           ACCOUNT          JUNE 30, 2006
                           VALUE             VALUE              THROUGH
                       JUNE 30, 2006   DECEMBER 31, 2006   DECEMBER 31, 2006
                       -------------   -----------------   -----------------
HARTFORD INDEX HLS
  FUND
  Class IA...........    $1,000.00         $1,123.98             $1.82
  Class IB...........    $1,000.00         $1,148.71             $3.20

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD                     DAYS
                          ACCOUNT           ACCOUNT          JUNE 30, 2006     ANNUALIZED     IN THE         DAYS
                           VALUE             VALUE              THROUGH         EXPENSE       CURRENT       IN THE
                       JUNE 30, 2006   DECEMBER 31, 2006   DECEMBER 31, 2006     RATIO       1/2 YEAR      FULL YEAR
                       -------------   -----------------   -----------------   ----------   -----------   -----------
HARTFORD INDEX HLS
  FUND
  Class IA...........    $1,000.00         $1,023.49             $1.73            0.34%         184           365
  Class IB...........    $1,000.00         $1,022.23             $3.01            0.59%         184           365

 HARTFORD INDEX HLS FUND

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that each mutual fund's board of directors, including a majority of those directors who are not "interested persons" of the mutual fund, as defined in the 1940 Act ("Independent Directors"), annually review and consider the continuation of the mutual fund's investment advisory and sub-advisory agreements after an initial two year period.

At a meeting held on August 1-2, 2006, the Board of Directors of the Funds, including each of the Independent Directors, unanimously voted to approve the investment management agreement for each HLS Fund with an agreement up for renewal with HL Investment Advisors, LLC ("HL Advisors") and the investment sub-advisory agreements between HL Advisors and each Fund's respective sub-adviser(s) ("sub-advisers," and together with HL Advisors, "advisers") -- Hartford Investment Management Company ("Hartford Investment"), Holland Capital Management, L.P. ("Holland Capital"), Lazard Asset Management LLC ("Lazard"), Northern Capital Management, LLC ("Northern Capital"), T. Rowe Price Associates, Inc. ("T. Rowe Price") and Wellington Management Company, LLP ("Wellington") (collectively, the "agreements"), including the Hartford Index HLS Fund. The other HLS Funds with agreements renewed at the August 1-2, 2006 meeting are not described in this annual report. In the months preceding this meeting, the Board requested, received, and reviewed written responses from the advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about each Fund and the related agreements by Fund officers and representatives of HL Advisors at the Board's meetings on June 20-21, 2006 and August 1-2, 2006. In considering the approval of the agreements, the Board also took into account information provided to the Board at its meetings throughout the year, including reports on Fund performance, compliance, shareholder services, and the other services provided to the Funds by the advisers and their affiliates.

The Independent Directors, advised by their independent legal counsel, engaged two service providers to assist them with evaluating the agreements with respect to each Fund. Lipper, Inc. ("Lipper"), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund's management, administrative fees (for certain Funds), sub-advisory fees, overall expense ratios, and investment performance compared to those of mutual funds with similar investment objectives in various peer groups ("peer funds"). The Independent Directors also engaged an independent financial services consulting firm (the "Consultant") to assist them in evaluating each Fund's management fees, administrative fees (for certain Funds), sub-advisory fees and overall expense ratios and investment performance.

The Board considered the agreements for each Fund at the June and August meetings. In connection with these deliberations, HL Advisors agreed to reduce fees and shareholder expenses for a number of the Funds. In determining to continue the agreements for each Fund, the Board determined that the proposed management fee structure, taking into account these reductions, was fair and reasonable and that continuation of the agreements was in the best interests of each Fund and its shareholders. In determining to re-approve the agreements, the Board considered the following categories of material factors, among others, relating to the agreements.

Nature, Extent and Quality of Services

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Funds by the advisers. The Board considered, among other things, the terms of the agreements, the range of services provided, and each adviser's organizational structure, systems and personnel.(1) The Board received information on the experience of senior management and relevant investment and other personnel of advisers, and the adequacy of the time and attention devoted by them to the Funds. The Board considered each adviser's reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes, including hiring additional personnel, designed to improve services to the Funds, and its investments in infrastructure in light of increased regulatory

---------------

1 Certain Funds have entered into investment management agreements with HL
  Advisors under which HL Advisors provides investment advisory and certain administrative services to those Funds. Other Funds have entered into investment management agreements with HL Advisors for investment advisory services, and a separate administrative agreement with Hartford Life Insurance Company ("Hartford Life"), under which Hartford Life provides certain administrative services to those Funds. For those Funds that have separate management and administrative agreements, the Board considered the fees payable under both agreements in the aggregate.

 HARTFORD INDEX HLS FUND

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED) -- (CONTINUED)
--------------------------------------------------------------------------------

requirements and other developments. The Board considered the progress that Hartford Investment has made in developing an equity management capability. In addition, the Board considered the quality of each adviser's communications with the Board, and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each adviser's regulatory and compliance environment. In this regard, the Board requested and reviewed information on each adviser's compliance policies and procedures, their compliance history, and a report from the Funds' Chief Compliance Officer on each adviser's compliance with applicable laws and regulations, including their responses to regulatory developments and compliance issues raised by regulators. The Board also noted the advisers' support of the Funds' compliance control structure, particularly the resources devoted by the advisers in support of the Funds' obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HL Advisors, the Board noted that under the agreements, HL Advisors is responsible for the management of each Fund, including overseeing fund operations and service providers, and it or Hartford Life provides administrative services to the Funds as well as the investment advisory services in connection with selecting, monitoring and supervising sub-advisers. The Board considered its experiences with HL Advisors and, for certain Funds, Hartford Life, with respect to each of these services. The Board considered that HL Advisors or its affiliates is responsible for providing the Funds' officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Funds and their shareholders by HL Advisors' affiliates.

With respect to the sub-advisers, who provide day-to-day portfolio management services, the Board considered the quality of each sub-adviser's investment personnel, their ability to attract and retain qualified investment professionals, their investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by HL Advisors and each of the sub-advisers.

Performance of the Funds, HL Advisors, and the Sub-Advisers

The Board considered the investment performance of each Fund. In this regard, the Board considered information and materials provided to the Board from HL Advisors and Lipper comparing each fund's short-term and long-term and recent investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds selected by Lipper. This information included performance reports (provided by Lipper, HL Advisors and the sub-advisers) and discussions with portfolio managers and other representatives of the sub-advisers at board meetings throughout the year, as well as the information provided especially for the annual contract review. The Board also considered the analysis provided by the Consultant relating to each Fund's performance track record.

The Board considered HL Advisors' cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Funds at periodic meetings throughout the year. The Board reviewed the performance of each Fund over the different time periods presented in the materials and evaluated each adviser's analysis of the Funds' performance for these time periods, with specific attention to information indicating underperformance of certain Funds for specific time periods relative to a peer group or benchmark, and the causes for such underperformance. In evaluating the performance of each Fund, the Board also considered whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record.

With respect to certain specific Funds, the Board considered actions HL Advisors was planning to take to address performance. With respect to MidCap Stock HLS Fund, sub-advised by Northern Capital, the Board considered HL Advisors' plan to seek shareholder approval in December 2006 of a proposal to replace Northern Capital as sub-adviser to the Fund with Hartford Investment. With respect to Capital Opportunities HLS Fund and LargeCap Growth HLS Fund, each sub-advised by Holland Capital, the Board considered HL Advisors' plan to seek shareholder approval in January 2007 with respect to a plan of reorganization by which the Funds would be merged into Blue Chip Stock HLS Fund. Due to the timing of these proposed changes, the Board concluded that it would be in the best interests of each Fund's shareholders to renew the existing sub-advisory agreements for these Funds while HL Advisors sought shareholder approval of these proposals.

--------------------------------------------------------------------------------

Based on these considerations, the Board concluded with respect to each Fund that the Fund's performance over time has been satisfactory or, in the case of the Funds mentioned above, that HL Advisors is addressing the Board's concerns about investment performance, and the Board had continued confidence in HL Advisors' and the sub-advisers' overall capabilities to manage each Fund.

Costs of the Services and Profitability of HL Advisors and the Sub-Advisers

The Board reviewed information regarding HL Advisors' cost to provide investment management and related services to the Funds and HL Advisors' profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. In this regard, the Board noted that HL Advisors had worked with PriceWaterhouseCoopers to refine its methodology for calculating profitability. The Board considered the fact that HL Advisors has subsidized certain of the Funds' fees and total operating expenses through voluntary management fee waivers or permanent reductions in management fee schedules, included fee waivers and reductions negotiated by the Board in connection with the renewal of the agreements. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Funds and all aspects of their relationship with the Funds.

With respect to those Funds which are sub-advised by Hartford Investment, which is an affiliate of HL Advisors, the Board considered the costs and profitability information for HL Advisors and Hartford Investment in the aggregate. The Board also requested and received information relating to the operations and profitability of the other sub-advisers. In evaluating such sub-adviser's profitability with respect to the Funds, the Board considered primarily HL Advisors' and the sub-advisers' representations that HL Advisors had negotiated the sub-advisory fees at arm's length, and the sub-advisers' representations that the fees charged to HL Advisors were comparable to fees charged by the sub-advisers to similar clients.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by HL Advisors and the Sub-Advisers

The Board considered comparative information with respect to the investment management fees and administrative fees (for certain Funds) to be paid by the Funds to HL Advisors and its affiliates, the investment sub-advisory fees to be paid to the sub-advisers, and the total expense ratios of the Funds. In this regard, the Board requested and reviewed information from HL Advisors and each sub-adviser relating to the management fees, administrative fees (for certain Funds), sub-advisory fees, and total operating expenses for each Fund. The Board also reviewed written materials from Lipper providing comparative information about each Fund's management fees, administrative fees (for certain Funds), sub-advisory fees, and total expense ratios and the components thereof, relative to those of peer groups. While the Board recognized that comparisons between the Funds and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund's management and sub-advisory fees and total operating expenses.

 HARTFORD INDEX HLS FUND

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED) -- (CONTINUED)
--------------------------------------------------------------------------------

The Board particularly considered the agreement of HL Advisors to lower certain Funds' fees and expenses in connection with the contract renewal process. In its deliberations, the Board gave significant weight to each Fund's overall expense ratio, net of these reductions. The following reductions were agreed to at the meeting, each effective January 1, 2007, unless otherwise noted:

- Blue Chip Stock HLS Fund -- 5 basis points ("bps") contractual fee reduction plus 5 bps fee waiver;

- Capital Opportunities HLS Fund -- 20 bps fee waiver;

- High Yield HLS Fund -- 5 bps fee waiver, effective November 1, 2006;

- Hartford Index HLS Fund -- 10 bps contractual fee reduction, effective November 1, 2006;

- LargeCap Growth HLS Fund -- 10 bps fee waiver;

- MidCap Stock HLS Fund -- 20 bps fee waiver; and

- Money Market HLS Fund -- 5 bps fee waiver.

Based on these considerations, the Board concluded that each Fund's fees and total operating expenses are within a range that is competitive with fees and total operating expenses charged by peer funds, and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, are reasonable.

Economies of Scale

The Board requested and considered information regarding the advisers' realization of economies of scale with respect to the Funds, and whether the fee levels reflect these economies of scale for the benefit of each Fund's investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for each Fund (and administrative fee schedule for certain Funds), which reduce fees as Fund assets grow over time. The Board recognized that Funds with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board considered that certain Funds may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that expense limitations and fee waivers that reduce Fund expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how the fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund's assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund's investors, based on currently available information and the effective advisory fees and expense ratios for the Funds at their current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the advisers and their affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that Hartford Life, an affiliate of HL Advisors, receives fees from certain Funds for providing certain administrative services for those Funds, and that Hartford Life also receives fees for fund accounting and related services from each of the Funds, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also reviewed the fact that Hartford Investor Services Company, LLC ("HISC"), the Funds'

--------------------------------------------------------------------------------

transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Funds, and the Board reviewed information on the expected profitability of the Funds' transfer agency function to HISC. The Board considered information provided by HL Advisors indicating that the fees charged by HISC to the Funds are reasonable and in line with industry standards.

The Board also considered that Hartford Securities Distribution Company, Inc. ("HSDC"), as principal underwriter of the Funds receives 12b-1 fees from the Funds. The Board also noted that certain affiliates of HL Advisors distribute shares of the Funds and receive compensation in that connection.

The Board considered benefits to the sub-advisers from their proposed use of the Funds' brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the sub-advisers that the sub-advisers would not be making revenue-sharing or other payments to HL Advisors or its affiliates in connection with the distribution of the Funds.

The Board also considered the fact that Hartford Life had agreed, effective January 1, 2007, to no longer charge the Funds for legal services provided to the Funds by personnel of Hartford Life. Based upon expense information for the prior calendar year, this change will result in savings to the HLS Funds of approximately $480,000 per year.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors' efforts to provide investors in the family with a broad range of investment styles and asset classes, and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

                                    * * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Funds and their shareholders for the Board to approve the agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors and the full Board met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.


         Annual Report
         December 31, 2006                                 (STAG PHOTO)

                                        - Manager Discussions
                                        - Financials

                                                             (THE HARTFORD LOGO)

 HARTFORD MONEY MARKET HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE      VALUE (W)
---------                                                       -----   ----------   ----------
 CONSUMER CYCLICAL -- 1.3%
 $25,345    Wal-Mart Stores, Inc. (L).........................  5.26%   03/28/2007   $   25,342
                                                                                     ----------
            CONSUMER STAPLES -- 3.7%
  22,080    Alcoa, Inc. ......................................  5.30%   01/24/2007       22,006
  22,000    Alcoa, Inc. ......................................  5.32%   02/15/2007       21,855
  25,000    Stadshypotek......................................  5.26%   01/22/2007       24,924
                                                                                     ----------
                                                                                         68,785
                                                                                     ----------
            FINANCE -- 94.9%
  25,000    Ab Spin Tab Swedmortgage..........................  5.27%   01/29/2007       24,898
  25,000    Ab Spin Tab Swedmortgage..........................  5.28%   01/30/2007       24,894
  25,000    Alliance & Leicester plc..........................  5.29%   03/02/2007       24,785
  21,000    Alliance & Leicester plc..........................  5.36%   03/20/2007       20,761
  25,000    American Express Credit Corp. (L).................  5.35%   06/12/2007       25,002
  24,500    American General Finance Corp. ...................  5.29%   01/10/2007       24,468
  21,200    American General Finance Corp. (L)................  5.40%   03/23/2007       21,203
  22,900    American Honda Finance Corp. .....................  5.27%   02/05/2007       22,783
  26,500    American Honda Finance Corp. (I)(L)...............  5.35%   08/08/2007       26,500
  30,920    Amsterdam Funding Corp. ..........................  5.27%   02/02/2007       30,776
  27,210    Amsterdam Funding Corp. ..........................  5.28%   01/18/2007       27,142
  21,700    Bank of America NA (L)............................  5.32%   05/15/2007       21,851
  26,500    Bank of America NA (L)............................  5.36%   11/08/2007       26,500
  32,750    Barton Capital Corp. .............................  5.26%   01/12/2007       32,697
  25,000    Barton Capital Corp. .............................  5.27%   01/11/2007       24,963
   8,600    Barton Capital Corp. .............................  5.27%   01/17/2007        8,580
  22,000    Bear Stearns & Co., Inc. (L)......................  5.34%   01/14/2008       22,000
  22,100    Bear Stearns & Co., Inc. (L)......................  5.38%   06/29/2007       22,397
  22,000    Bradford & Bingley plc............................  5.30%   02/12/2007       21,865
  21,900    Bradford & Bingley plc............................  5.34%   02/20/2007       21,743
  23,400    Britannia Building Society........................  5.28%   01/31/2007       23,297
  21,900    Britannia Building Society........................  5.31%   02/27/2007       21,717
  25,000    Cafco LLC.........................................  5.28%   01/25/2007       24,912
  33,400    Cafco LLC.........................................  5.28%   01/30/2007       33,258
  44,000    Caterpillar Financial Services Corp. (L)..........  5.39%   07/27/2007       44,006
  25,620    Citibank NA (L)...................................  5.32%   02/14/2007       25,620
  25,620    Citibank NA (L)...................................  5.32%   02/22/2007       25,620
  19,200    Citigroup Funding, Inc. ..........................  5.27%   01/26/2007       19,130
  21,120    Countrywide Financial Corp. ......................  5.30%   01/16/2007       21,073
  22,000    Countrywide Financial Corp. ......................  5.31%   01/02/2007       21,997
  20,000    General Electric Capital Corp. ...................  5.26%   01/26/2007       19,927

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE      VALUE (W)
---------                                                       -----   ----------   ----------
            FINANCE -- (CONTINUED)
 $19,400    General Electric Capital Corp. (L)................  5.31%   12/24/2007   $   19,400
  34,400    General Electric Capital Corp. (L)................  5.45%   01/05/2007       34,400
  49,580    Goldman Sachs Group, Inc. (L).....................  5.46%   03/30/2007       49,599
  24,300    HBOS Treasury Services plc........................  5.28%   02/06/2007       24,172
  26,440    HBOS Treasury Services plc (I)(L).................  5.32%   01/09/2008       26,436
  22,500    HSBC Finance Corp. (L)............................  5.34%   01/04/2008       22,500
  26,750    HSBC Finance Corp. ...............................  5.36%   03/16/2007       26,462
  26,200    JP Morgan Chase & Co. (L).........................  5.32%   01/02/2008       26,200
  44,000    Lehman Brothers Holdings, Inc. (L)................  5.40%   05/31/2007       44,015
  22,000    Merrill Lynch & Co. (L)...........................  5.33%   12/24/2007       22,000
  26,900    Merrill Lynch & Co. (L)...........................  5.36%   05/29/2007       26,899
  25,000    Morgan Stanley Dean Witter, Inc. (L)..............  5.43%   06/26/2007       25,011
  23,000    Morgan Stanley Dean Witter, Inc. (L)..............  5.48%   01/19/2007       23,001
  25,000    Nationwide Building Society (I)...................  5.27%   01/25/2007       24,912
  25,000    Nationwide Building Society (I)...................  5.28%   01/29/2007       24,898
  21,700    Nordea Bank Ab (I)(L).............................  5.33%   01/09/2008       21,700
  25,000    Northern Rock plc.................................  5.28%   01/30/2007       24,894
  25,000    Northern Rock plc.................................  5.30%   03/06/2007       24,766
  32,500    Old Line Funding LLC..............................  5.29%   02/08/2007       32,319
  26,520    Old Line Funding LLC..............................  5.33%   02/07/2007       26,376
  33,500    Sheffield Receivables.............................  5.27%   01/18/2007       33,417
  31,500    Sheffield Receivables.............................  5.30%   01/16/2007       31,431
  22,030    Skandinaviska Enskilda Bank NY (I)(L).............  5.31%   07/19/2007       22,029
  21,600    Skandinaviska Enskilda Bank NY (I)(L).............  5.34%   01/09/2008       21,600
  21,700    SLM Corp. (I)(L)..................................  5.35%   01/11/2008       21,700
  18,135    SLM Corp. (L).....................................  5.50%   01/25/2007       18,137
  24,600    Svenska Handelsbanken Ab..........................  5.30%   03/19/2007       24,327
  53,000    Toyota Motor Credit Corp. (L).....................  5.21%   09/24/2007       53,000
  22,000    Toyota Motor Credit Corp. ........................  5.27%   02/07/2007       21,882
  19,356    Triple A-1 Funding................................  5.30%   01/09/2007       19,333
  26,379    UBS Finance LLC...................................  5.27%   01/02/2007       26,375
  23,700    UBS Finance LLC...................................  5.27%   01/05/2007       23,686
  24,680    Washington Mutual Bank FA (L).....................  5.35%   08/27/2007       24,680
  21,135    Washington Mutual Bank FA (L).....................  5.41%   02/28/2007       21,137
  22,000    Wells Fargo & Co. (L).............................  5.42%   03/23/2007       22,005
  10,200    Westpac Banking Corp. ............................  5.29%   02/06/2007       10,146
  21,600    Westpac Banking Corp. (I)(L)......................  5.32%   01/16/2008       21,600
  20,700    Yorktown Capital..................................  5.27%   01/09/2007       20,676

 HARTFORD MONEY MARKET HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE      VALUE (W)
---------                                                       -----   ----------   ----------
CONSUMER CYCLICAL -- (CONTINUED)
            FINANCE -- (CONTINUED)
 $17,500    Yorktown Capital..................................  5.31%   02/15/2007   $   17,386
  22,000    Yorktown Capital..................................  5.33%   02/21/2007       21,836
                                                                                     ----------
                                                                                     $1,782,708
                                                                                     ----------
            Total investments in securities
              (cost $1,876,835) (C)...........................                       $1,876,835
                                                                                     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.04% of total net assets at December 31, 2006.

  (C)Also represents cost for federal tax purposes.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2006, was $211,375, which represents 11.25% of total net assets.

  (L)Variable rate securities; the yield reported is the rate in effect at December 31, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD
                                                              MONEY MARKET
                                                                HLS FUND
                                                              ------------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................   $1,876,835
  Cash......................................................          114
  Receivables:
    Fund shares sold........................................       11,129
    Dividends and interest..................................        3,499
  Other assets..............................................            8
                                                               ----------
Total assets................................................    1,891,585
                                                               ----------
LIABILITIES:
  Payables:
    Fund shares redeemed....................................       12,922
    Investment management and advisory fees.................           64
    Administrative services fee.............................           51
    Distribution fees.......................................           11
  Accrued expenses..........................................          178
                                                               ----------
Total liabilities...........................................       13,226
                                                               ----------
Net assets..................................................   $1,878,359
                                                               ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in capital...........................   $1,878,359
                                                               ----------
Net assets..................................................   $1,878,359
                                                               ==========
Shares authorized...........................................    7,000,000
                                                               ----------
Par value...................................................   $    0.001
                                                               ----------
CLASS IA: Net asset value per share.........................   $     1.00
                                                               ----------
          Shares outstanding................................    1,558,433
                                                               ----------
          Net assets........................................   $1,558,433
                                                               ----------
CLASS IB: Net asset value per share.........................   $     1.00
                                                               ----------
          Shares outstanding................................      319,926
                                                               ----------
          Net assets........................................   $  319,926
                                                               ----------
@ Cost of securities........................................   $1,876,835
                                                               ----------

 HARTFORD MONEY MARKET HLS FUND

 STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  HARTFORD
                                                                MONEY MARKET
                                                                  HLS FUND
                                                                ------------
INVESTMENT INCOME:
  Interest..................................................      $90,349
                                                                  -------
    Total investment income.................................       90,349
                                                                  -------
EXPENSES:
  Investment management and advisory fees...................        4,419
  Administrative services fees..............................        3,535
  Distribution fees -- Class IB.............................          747
  Custodian fees............................................           10
  Accounting services.......................................          265
  Board of Directors' fees..................................           27
  Other expenses............................................          313
                                                                  -------
    Total expenses (before waivers and fees paid
     indirectly)............................................        9,316
  Custodian fee offset......................................           (5)
                                                                  -------
    Total expenses, net.....................................        9,311
                                                                  -------
  Net investment income.....................................       81,038
                                                                  -------
NET REALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments..........................            1
                                                                  -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........      $81,039
                                                                  =======

 HARTFORD MONEY MARKET HLS FUND

 STATEMENT OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                          HARTFORD
                                                                        MONEY MARKET
                                                                          HLS FUND
                                                              ---------------------------------
                                                              FOR THE YEAR         FOR THE YEAR
                                                                 ENDED                ENDED
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2006                 2005
                                                              ------------         ------------
OPERATIONS:
  Net investment income.....................................  $    81,038          $    44,998
  Net realized gain on investments..........................            1                    3
                                                              -----------          -----------
  Net increase in net assets resulting from operations......       81,039               45,001
                                                              -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................      (67,958)             (38,276)
    Class IB................................................      (13,080)              (6,722)
  From net realized gain on investments
    Class IA................................................           (1)                   2
    Class IB................................................           --                   (1)
                                                              -----------          -----------
    Total distributions.....................................      (81,039)             (45,001)
                                                              -----------          -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................    1,780,507            4,751,573
      Issued on reinvestment of distributions...............       68,099               41,530
      Redeemed..............................................   (1,644,009)          (4,733,793)
                                                              -----------          -----------
    Total capital share transactions........................      204,597               59,310
                                                              -----------          -----------
    Class IB
      Sold..................................................      300,900              237,251
      Issued on reinvestment of distributions...............       13,111                7,288
      Redeemed..............................................     (258,125)            (233,306)
                                                              -----------          -----------
    Total capital share transactions........................       55,886               11,233
                                                              -----------          -----------
      Net increase from capital share transactions..........      260,483               70,543
                                                              -----------          -----------
      Net increase in net assets............................      260,483               70,543
NET ASSETS:
  Beginning of period.......................................    1,617,876            1,547,333
                                                              -----------          -----------
  End of period.............................................  $ 1,878,359          $ 1,617,876
                                                              ===========          ===========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................  $        --          $        --
                                                              ===========          ===========
SHARE ACTIVITY:
    Class IA
      Sold..................................................    1,780,507            4,751,573
      Issued on reinvestment of distributions...............       68,099               41,530
      Redeemed..............................................   (1,644,009)          (4,733,793)
                                                              -----------          -----------
    Total share activity....................................      204,597               59,310
                                                              -----------          -----------
    Class IB
      Sold..................................................      300,900              237,251
      Issued on reinvestment of distributions...............       13,111                7,288
      Redeemed..............................................     (258,125)            (233,306)
                                                              -----------          -----------
    Total share activity....................................       55,886               11,233
                                                              -----------          -----------

 HARTFORD MONEY MARKET HLS FUND

 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------
1.  ORGANIZATION:

    Hartford Money Market HLS Fund (the "Fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company ("HLIC") and its affiliates and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policy holders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

    The Fund is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 ("1940 Act"), as amended, as a diversified open-end management investment company. The Fund is a series of Hartford Series Fund, Inc.

    The Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to Distribution and Service Plans. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940.

    Indemnifications -- Under the Fund's organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. generally accepted accounting principles in the investment company industry:

    a) Security Transactions -- Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

    b) Security Valuation -- The Hartford Money Market HLS Fund's assets are valued at amortized cost, which approximates market value.

    c) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (Hartford Investment Management), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest receivable. The Fund held no repurchase agreements as of December 31, 2006.

    e) (1) Federal Income Taxes -- For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (IRC) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders or otherwise complying with the requirements of a regulated investment company. The Fund has distributed substantially all of their income and capital gains in prior years and the Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

    e) (2) The tax character of distributions paid for the periods indicated is as follows:

                                                                         FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                                          DECEMBER 31, 2006            DECEMBER 31, 2005
                                                                      -------------------------    -------------------------
                                                                      ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
        FUND                                                           INCOME     CAPITAL GAIN      INCOME     CAPITAL GAINS
        ----                                                          --------    -------------    --------    -------------
        Hartford Money Market HLS Fund..............................  $ 81,039     $       --      $ 45,001       $    --

    f) Fund Share Valuation and Distributions to Shareholders -- Orders for the Fund's shares are executed in accordance with the investment instructions of the contract holders or plan participants. The net asset value of each Fund's shares is determined as of the close of each business day of the Exchange. The net asset value per share is determined separately for each class of the Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund's shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

--------------------------------------------------------------------------------

        The Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

    g) Illiquid and Restricted Securities -- Hartford Money Market HLS Fund may invest up to 10% in illiquid securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on net asset value. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund's Board of Directors.

    h) Credit Risk -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bond prices can fall on bad news about the economy, an industry or a company. The share price, yield and total return of a fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

    i) Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the year. Operating results in the future could vary from the amounts derived from management's estimates.

    j) Financial Accounting Standards Board Interpretation No. 48 -- On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, but not before its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the Fund's financial statements has not yet been determined.

    k) Financial Accounting Standards Board Financial Accounting Standard No. 157 -- In September 2006, FASB Issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for the Funds' financial statements issued after December 31, 2007. As of December 31, 2006, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

3.  EXPENSES:

    a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an investment management agreements approved by the Fund's Board of Directors and shareholders, as applicable.

        The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate the sub-adviser. Investment management and advisory fees are accrued daily and paid monthly.

           AVERAGE DAILY NET ASSETS                                      ANNUAL RATE
           ------------------------                                      -----------
           On first $2 billion.........................................     0.250%
           On next $3 billion..........................................     0.200%
           On next $5 billion..........................................     0.180%
           Over $10 billion............................................     0.170%

        Effective January 1, 2007, HL Advisors voluntarily agreed to waive management fees of 0.05% of average total net assets until December 31, 2007.

        Pursuant to investment services agreements between HL Advisors and Hartford Investment Management, Hartford Investment Management provides the day-to-day investment management services to the Fund.

       Hartford Investment Management determines the purchase and sale of portfolio securities and place such orders for execution in the name of the Fund. In conjunction with their investment activity, Hartford Investment Management regularly furnishes reports to the Fund's Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Fund.

 HARTFORD MONEY MARKET HLS FUND

 DECEMBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

    b) Administrative Services Agreement -- Under the Administrative Services Agreement between HLIC and the Fund, HLIC provides administrative services to the Fund and receives monthly compensation at the annual rate of 0.20% of the Fund's average daily net assets. The Fund assumes and pays certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HLIC or any other related company. The Fund's administrative services fees are accrued daily and paid monthly.

    c) Accounting Services Agreement -- Under the Fund Accounting Agreement between HLIC and Hartford Money Market HLS Fund, HLIC provides accounting services to the Fund and receives monthly compensation at the annual rate of 0.015% of the Fund's average daily net assets. The Fund's accounting services fees are accrued daily and paid monthly.

    d) Operating Expenses -- Allocable expenses of the Fund are charged to the Fund based on the ratio of the net assets of the Fund to the combined net assets of the HLS Funds. Non-allocable expenses are charged to the Fund based on specific identification.

    e) Fees Paid Indirectly -- The Fund has entered into agreements with the State Street Global Markets, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund's expenses. In addition, the Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2006, these amounts are included in the Statement of Operations. The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the years listed below would have been as follows:

                                                              FOR THE YEAR ENDED      FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                                              DECEMBER 31, 2006       DECEMBER 31, 2005       DECEMBER 31, 2004
                                                             --------------------    --------------------    --------------------
        FUND                                                 CLASS IA    CLASS IB    CLASS IA    CLASS IB    CLASS IA    CLASS IB
        ----                                                 --------    --------    --------    --------    --------    --------
        Hartford Money Market HLS Fund.....................    0.48%       0.73%       0.49%       0.74%       0.48%       0.73%

    f) Distribution Plan for Class IB shares -- The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, the Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life, Inc.) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

        The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard. The Fund's distribution fees are accrued daily and paid monthly.

4. INVESTMENT TRANSACTIONS:

    For the year ended December 31, 2006, the cost of proceeds from sales of securities for Hartford Money Market HLS Fund was $18,993,247 and $18,729,737, respectively.

 HARTFORD MONEY MARKET HLS FUND

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               -- SELECTED PER-SHARE DATA(2) --
                                          --------------------------------------------------------------------------
                                                                                   NET
                                                                                REALIZED
                                                                                   AND
                                          NET ASSET      NET                   UNREALIZED      TOTAL      DIVIDENDS
                                          VALUE AT    INVESTMENT   PAYMENTS       GAIN          FROM       FROM NET
                                          BEGINNING     INCOME       FROM       (LOSS) ON    INVESTMENT   INVESTMENT
                                          OF PERIOD     (LOSS)     AFFILIATE   INVESTMENTS   OPERATIONS     INCOME
                                          ---------   ----------   ---------   -----------   ----------   ----------
HARTFORD MONEY MARKET HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................   $ 1.00       $ 0.05      $    --      $    --       $ 0.05       $(0.05)
 Class IB...............................     1.00         0.04           --           --         0.04        (0.04)
 For the Year Ended December 31, 2005
 Class IA...............................     1.00         0.03           --           --         0.03        (0.03)
 Class IB...............................     1.00         0.03           --           --         0.03        (0.03)
 For the Year Ended December 31, 2004
 Class IA...............................     1.00           --           --           --           --           --
 Class IB...............................     1.00           --           --           --           --           --
 For the Year Ended December 31, 2003
 Class IA...............................     1.00         0.01           --           --         0.01        (0.01)
 Class IB...............................     1.00           --           --           --           --           --
 For the Year Ended December 31, 2002
 Class IA...............................     1.00         0.01           --           --         0.01        (0.01)
 Class IB...............................     1.00         0.01           --           --         0.01        (0.01)

                                                -- SELECTED PER-SHARE DATA(2) --         -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------   -----------------------------
                                                                                                       NET
                                                                                            NET       ASSET
                                          DISTRIBUTIONS                                   INCREASE    VALUE
                                              FROM                                       (DECREASE)     AT
                                            REALIZED      DISTRIBUTION                     IN NET      END
                                             CAPITAL          FROM           TOTAL         ASSET        OF      TOTAL
                                              GAINS         CAPITAL      DISTRIBUTIONS     VALUE      PERIOD   RETURN
                                          -------------   ------------   -------------   ----------   ------   -------
HARTFORD MONEY MARKET HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................     $   --          $   --         $(0.05)       $    --     $ 1.00      4.69%
 Class IB...............................         --              --          (0.04)            --       1.00      4.43
 For the Year Ended December 31, 2005
 Class IA...............................         --              --          (0.03)            --       1.00      2.84
 Class IB...............................         --              --          (0.03)            --       1.00      2.58
 For the Year Ended December 31, 2004
 Class IA...............................         --              --             --             --       1.00      0.94
 Class IB...............................         --              --             --             --       1.00      0.69
 For the Year Ended December 31, 2003
 Class IA...............................         --              --          (0.01)            --       1.00      0.75
 Class IB...............................         --              --             --             --       1.00      0.50
 For the Year Ended December 31, 2002
 Class IA...............................         --              --          (0.01)            --       1.00      1.47
 Class IB...............................         --              --          (0.01)            --       1.00      1.24

                                                -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------
                                                                                   RATIO OF
                                                         RATIO OF     RATIO OF       NET
                                                         EXPENSES     EXPENSES    INVESTMENT
                                                        TO AVERAGE   TO AVERAGE     INCOME
                                          NET ASSETS    NET ASSETS   NET ASSETS   TO AVERAGE
                                           AT END OF      BEFORE       AFTER         NET
                                            PERIOD      WAIVERS(1)   WAIVERS(1)     ASSETS
                                          -----------   ----------   ----------   ----------
HARTFORD MONEY MARKET HLS FUND
 For the Year Ended December 31, 2006
 Class IA...............................  $ 1,558,433      0.48%        0.48%        4.63%
 Class IB...............................      319,926      0.73         0.73         4.38
 For the Year Ended December 31, 2005
 Class IA...............................    1,353,836      0.49         0.49         2.79
 Class IB...............................      264,040      0.75         0.75         2.54
 For the Year Ended December 31, 2004
 Class IA...............................    1,294,525      0.48         0.48         0.93
 Class IB...............................      252,808      0.73         0.73         0.68
 For the Year Ended December 31, 2003
 Class IA...............................    1,609,439      0.49         0.49         0.75
 Class IB...............................      240,930      0.74         0.74         0.50
 For the Year Ended December 31, 2002
 Class IA...............................    2,319,456      0.49         0.49         1.43
 Class IB...............................      261,914      0.74         0.72         1.20

---------------
(1) Ratios do not reflect reductions for fees paid indirectly. Please see Note 3(e).
(2) Information presented relates to a share outstanding throughout the indicated period.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
 HARTFORD SERIES FUND, INC.
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Money Market HLS Fund (one of the twenty-six portfolios constituting the Hartford Series Fund, Inc.) (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Money Market HLS Fund of Hartford Series Fund, Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

                                         Minneapolis, Minnesota
                                         February 9, 2007

 HARTFORD MONEY MARKET HLS FUND

 DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held, or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the Fund pursuant to the Investment Company Act of 1940. Each officer and three of the Fund's directors, as noted in the chart below, are "interested" persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 88 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely and Ms. Settimi may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to Hartford Series Fund, Inc. ("SF") and Hartford HLS Series Fund II, Inc. ("SF2"), principal occupation, and, for directors, other directorships held.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available upon request without charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by the Fund can be found in the Statement of Operations herein. The Fund does not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 60) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
     Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent Director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested Director of The Japan Fund.

ROBERT M. GAVIN, JR. (age 66) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

DUANE E. HILL (age 61) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
     Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former Partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

SANDRA S. JAFFEE (age 65) Director since 2005
     Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank's Global Securities Services (1995-2003).

WILLIAM P. JOHNSTON (age 62) Director since 2005, Chairman of the Compliance Committee
     In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

PHILLIP O. PETERSON (age 62) Director since 2002 (SF) 2000 (SF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Directors. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

LEMMA W. SENBET (age 60) Director since 2005
     Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Professor Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association.

 HARTFORD MONEY MARKET HLS FUND

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 48) Director since 2002

     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001. He was named COO in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. Mr. Marra is also a Managing Member and President of Hartford Investment Financial Services, LLC ("HIFSCO") and HL Investment Advisors, LLC ("HL Advisors").

LOWNDES A. SMITH (age 67) Director since 1996 (SF) 2002 (SF2), Co-Chairman of the Investment Committee

     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountains Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 46) Director since 1999 (SF) 2005 (SF2), President since 1999 (SF) 2001 (SF2)

     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment Management") and as Executive Vice President and Chief Investment Officer for The Hartford, Hartford Life, Inc. and Hartford Life Insurance Company. Mr. Znamierowski is also a Managing Member, Executive Vice President and Chief Investment Officer of HIFSCO and HL Advisors.

OTHER OFFICERS

ROBERT M. ARENA (age 38) Vice President since 2006

     Mr. Arena is Senior Vice President of Hartford Life and heads its Retail Products Group in the US Wealth Management Division. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena had joined American Skandia in 1996.

TAMARA L. FAGELY (age 48) Vice President, Controller and Treasurer since 2002
(SF) 1993 (SF2)

     Ms. Fagely has been Vice President of HASCO since 1998 and Chief Financial Officer of HASCO since 2006. Currently, Ms. Fagely is a Vice President of Hartford Life Insurance Company. She served as Assistant Vice President of Hartford Life Insurance Company from December 2001 through March 2005.

SUSAN FLEEGE (age 47) AML Officer since 2005

     Ms. Fleege has served as Chief Compliance Officer for Hartford Administrative Services Company (2005) and Hartford Investor Services Company, LLC since (2006). Prior to joining Hartford Life in 2005, Ms. Fleege was Counsel for Amerprise Financial Corporation from 2000 to 2005.

THOMAS D. JONES III (age 41) Vice President and Chief Compliance Officer since 2006

     Mr. Jones joined Hartford Life as Vice President and Director of Securities Compliance in 2006 from SEI Investments ("SEI"), where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) ("MLIM"), where he worked from 1992-2004.

EDWARD P. MACDONALD (age 40) Vice President and Secretary since 2005

     Mr. Macdonald serves as Assistant General Counsel of The Hartford. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). Mr. Macdonald joined Prudential in April 1999.

VERNON J. MEYER (age 42) Vice President since 2006

     Mr. Meyer serves as Vice President of Hartford Life and Director of its Investment Advisory Group in the Investment Products Division. Prior to joining the Hartford in 2004, Mr. Meyer served as Vice President and Managing Director of Mass Mutual, which he joined in 1987.

DENISE A. SETTIMI (age 46) Vice President since 2005

     Ms. Settimi currently serves as Operations Officer of HASCO. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

JOHN C. WALTERS (age 45) Vice President since 2001

     Mr. Walters serves as Executive Vice President and Director of the US Wealth Management Division of Hartford Life Insurance Company. Mr. Walters is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.(1)

     (1) Served as President of the Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. between February 1, 2005 and March 27, 2005.

--------------------------------------------------------------------------------

   HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES AND PROXY VOTING
                                    RECORDS

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve month period ended June 30, 2006 is available
(1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

 HARTFORD MONEY MARKET HLS FUND

 EXPENSE EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; (2) ongoing costs, including advisory and management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2006 through December 31, 2006.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSE

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD
                          ACCOUNT           ACCOUNT          JUNE 30, 2006
                           VALUE             VALUE              THROUGH
                       JUNE 30, 2006   DECEMBER 31, 2006   DECEMBER 31, 2006
                       -------------   -----------------   -----------------
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........    $1,000.00         $1,022.53             $2.45
  Class IB...........    $1,000.00         $1,040.60             $3.75

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING          ENDING           DURING PERIOD                    DAYS
                          ACCOUNT           ACCOUNT          JUNE 30, 2006     ANNUALIZED    IN THE      DAYS
                           VALUE             VALUE              THROUGH         EXPENSE     CURRENT     IN THE
                       JUNE 30, 2006   DECEMBER 31, 2006   DECEMBER 31, 2006     RATIO      1/2 YEAR   FULL YEAR
                       -------------   -----------------   -----------------   ----------   --------   ---------
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........    $1,000.00         $1,022.79             $2.45            0.48%       184         365
  Class IB...........    $1,000.00         $1,021.53             $3.72            0.73%       184         365

 HARTFORD MONEY MARKET HLS FUND

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that each mutual fund's board of directors, including a majority of those directors who are not "interested persons" of the mutual fund, as defined in the 1940 Act ("Independent Directors"), annually review and consider the continuation of the mutual fund's investment advisory and sub-advisory agreements after an initial two year period.

At a meeting held on August 1-2, 2006, the Board of Directors of the Funds, including each of the Independent Directors, unanimously voted to approve the investment management agreement for each HLS Fund with an agreement up for renewal with HL Investment Advisors, LLC ("HL Advisors") and the investment sub-advisory agreements between HL Advisors and each Fund's respective sub-adviser(s) ("sub-advisers," and together with HL Advisors, "advisers") -- Hartford Investment Management Company ("Hartford Investment"), Holland Capital Management, L.P. ("Holland Capital"), Lazard Asset Management LLC ("Lazard"), Northern Capital Management, LLC ("Northern Capital"), T. Rowe Price Associates, Inc. ("T. Rowe Price") and Wellington Management Company, LLP ("Wellington") (collectively, the "agreements"), including the Hartford Money Market HLS Fund. The other HLS Funds with agreements renewed at the August 1-2, 2006 meeting are not described in this annual report. In the months preceding this meeting, the Board requested, received, and reviewed written responses from the advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about each Fund and the related agreements by Fund officers and representatives of HL Advisors at the Board's meetings on June 20-21, 2006 and August 1-2, 2006. In considering the approval of the agreements, the Board also took into account information provided to the Board at its meetings throughout the year, including reports on Fund performance, compliance, shareholder services, and the other services provided to the Funds by the advisers and their affiliates.

The Independent Directors, advised by their independent legal counsel, engaged two service providers to assist them with evaluating the agreements with respect to each Fund. Lipper, Inc. ("Lipper"), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund's management, administrative fees (for certain Funds), sub-advisory fees, overall expense ratios, and investment performance compared to those of mutual funds with similar investment objectives in various peer groups ("peer funds"). The Independent Directors also engaged an independent financial services consulting firm (the "Consultant") to assist them in evaluating each Fund's management fees, administrative fees (for certain Funds), sub-advisory fees and overall expense ratios and investment performance.

The Board considered the agreements for each Fund at the June and August meetings. In connection with these deliberations, HL Advisors agreed to reduce fees and shareholder expenses for a number of the Funds. In determining to continue the agreements for each Fund, the Board determined that the proposed management fee structure, taking into account these reductions, was fair and reasonable and that continuation of the agreements was in the best interests of each Fund and its shareholders. In determining to re-approve the agreements, the Board considered the following categories of material factors, among others, relating to the agreements.

Nature, Extent and Quality of Services

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Funds by the advisers. The Board considered, among other things, the terms of the agreements, the range of services provided, and each adviser's organizational structure, systems and personnel.(1) The Board received information on the experience of senior management and relevant investment and other personnel of advisers, and the adequacy of the time and attention devoted by them to the Funds. The Board considered each adviser's reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes, including hiring additional personnel, designed to improve services to the Funds, and its investments in infrastructure in light of increased regulatory

---------------

1 Certain Funds have entered into investment management agreements with HL
  Advisors under which HL Advisors provides investment advisory and certain administrative services to those Funds. Other Funds have entered into investment management agreements with HL Advisors for investment advisory services, and a separate administrative agreement with Hartford Life Insurance Company ("Hartford Life"), under which Hartford Life provides certain administrative services to those Funds. For those Funds that have separate management and administrative agreements, the Board considered the fees payable under both agreements in the aggregate.

 HARTFORD MONEY MARKET HLS FUND

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED) -- (CONTINUED)
--------------------------------------------------------------------------------

requirements and other developments. The Board considered the progress that Hartford Investment has made in developing an equity management capability. In addition, the Board considered the quality of each adviser's communications with the Board, and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each adviser's regulatory and compliance environment. In this regard, the Board requested and reviewed information on each adviser's compliance policies and procedures, their compliance history, and a report from the Funds' Chief Compliance Officer on each adviser's compliance with applicable laws and regulations, including their responses to regulatory developments and compliance issues raised by regulators. The Board also noted the advisers' support of the Funds' compliance control structure, particularly the resources devoted by the advisers in support of the Funds' obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HL Advisors, the Board noted that under the agreements, HL Advisors is responsible for the management of each Fund, including overseeing fund operations and service providers, and it or Hartford Life provides administrative services to the Funds as well as the investment advisory services in connection with selecting, monitoring and supervising sub-advisers. The Board considered its experiences with HL Advisors and, for certain Funds, Hartford Life, with respect to each of these services. The Board considered that HL Advisors or its affiliates is responsible for providing the Funds' officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Funds and their shareholders by HL Advisors' affiliates.

With respect to the sub-advisers, who provide day-to-day portfolio management services, the Board considered the quality of each sub-adviser's investment personnel, their ability to attract and retain qualified investment professionals, their investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by HL Advisors and each of the sub-advisers.

Performance of the Funds, HL Advisors, and the Sub-Advisers

The Board considered the investment performance of each Fund. In this regard, the Board considered information and materials provided to the Board from HL Advisors and Lipper comparing each fund's short-term and long-term and recent investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds selected by Lipper. This information included performance reports (provided by Lipper, HL Advisors and the sub-advisers) and discussions with portfolio managers and other representatives of the sub-advisers at board meetings throughout the year, as well as the information provided especially for the annual contract review. The Board also considered the analysis provided by the Consultant relating to each Fund's performance track record.

The Board considered HL Advisors' cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Funds at periodic meetings throughout the year. The Board reviewed the performance of each Fund over the different time periods presented in the materials and evaluated each adviser's analysis of the Funds' performance for these time periods, with specific attention to information indicating underperformance of certain Funds for specific time periods relative to a peer group or benchmark, and the causes for such underperformance. In evaluating the performance of each Fund, the Board also considered whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record.

With respect to certain specific Funds, the Board considered actions HL Advisors was planning to take to address performance. With respect to MidCap Stock HLS Fund, sub-advised by Northern Capital, the Board considered HL Advisors' plan to seek shareholder approval in December 2006 of a proposal to replace Northern Capital as sub-adviser to the Fund with Hartford Investment. With respect to Capital Opportunities HLS Fund and LargeCap Growth HLS Fund, each sub-advised by Holland Capital, the Board considered HL Advisors' plan to seek shareholder approval in January 2007 with respect to a plan of reorganization by which the Funds would be merged into Blue Chip Stock HLS Fund. Due to the timing of these proposed changes, the Board concluded that it would be in the best interests of each Fund's shareholders to renew the existing sub-advisory agreements for these Funds while HL Advisors sought shareholder approval of these proposals.

 HARTFORD MONEY MARKET HLS FUND

--------------------------------------------------------------------------------

Based on these considerations, the Board concluded with respect to each Fund that the Fund's performance over time has been satisfactory or, in the case of the Funds mentioned above, that HL Advisors is addressing the Board's concerns about investment performance, and the Board had continued confidence in HL Advisors' and the sub-advisers' overall capabilities to manage each Fund.

Costs of the Services and Profitability of HL Advisors and the Sub-Advisers

The Board reviewed information regarding HL Advisors' cost to provide investment management and related services to the Funds and HL Advisors' profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. In this regard, the Board noted that HL Advisors had worked with PriceWaterhouseCoopers to refine its methodology for calculating profitability. The Board considered the fact that HL Advisors has subsidized certain of the Funds' fees and total operating expenses through voluntary management fee waivers or permanent reductions in management fee schedules, included fee waivers and reductions negotiated by the Board in connection with the renewal of the agreements. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Funds and all aspects of their relationship with the Funds.

With respect to those Funds which are sub-advised by Hartford Investment, which is an affiliate of HL Advisors, the Board considered the costs and profitability information for HL Advisors and Hartford Investment in the aggregate. The Board also requested and received information relating to the operations and profitability of the other sub-advisers. In evaluating such sub-adviser's profitability with respect to the Funds, the Board considered primarily HL Advisors' and the sub-advisers' representations that HL Advisors had negotiated the sub-advisory fees at arm's length, and the sub-advisers' representations that the fees charged to HL Advisors were comparable to fees charged by the sub-advisers to similar clients.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by HL Advisors and the Sub-Advisers

The Board considered comparative information with respect to the investment management fees and administrative fees (for certain Funds) to be paid by the Funds to HL Advisors and its affiliates, the investment sub-advisory fees to be paid to the sub-advisers, and the total expense ratios of the Funds. In this regard, the Board requested and reviewed information from HL Advisors and each sub-adviser relating to the management fees, administrative fees (for certain Funds), sub-advisory fees, and total operating expenses for each Fund. The Board also reviewed written materials from Lipper providing comparative information about each Fund's management fees, administrative fees (for certain Funds), sub-advisory fees, and total expense ratios and the components thereof, relative to those of peer groups. While the Board recognized that comparisons between the Funds and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund's management and sub-advisory fees and total operating expenses.

The Board particularly considered the agreement of HL Advisors to lower certain Funds' fees and expenses in connection with the contract renewal process. In its deliberations, the Board gave significant weight to each Fund's overall expense ratio, net of these reductions. The following reductions were agreed to at the meeting, each effective January 1, 2007, unless otherwise noted:

- Blue Chip Stock HLS Fund -- 5 basis points ("bps") contractual fee reduction plus 5 bps fee waiver;

- Capital Opportunities HLS Fund -- 20 bps fee waiver;

- High Yield HLS Fund -- 5 bps fee waiver, effective November 1, 2006;

- Hartford Index HLS Fund -- 10 bps contractual fee reduction, effective November 1, 2006;

- LargeCap Growth HLS Fund -- 10 bps fee waiver;

- MidCap Stock HLS Fund -- 20 bps fee waiver; and

- Money Market HLS Fund -- 5 bps fee waiver.

 HARTFORD MONEY MARKET HLS FUND

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED) -- (CONTINUED)
--------------------------------------------------------------------------------

Based on these considerations, the Board concluded that each Fund's fees and total operating expenses are within a range that is competitive with fees and total operating expenses charged by peer funds, and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, are reasonable.

Economies of Scale

The Board requested and considered information regarding the advisers' realization of economies of scale with respect to the Funds, and whether the fee levels reflect these economies of scale for the benefit of each Fund's investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for each Fund (and administrative fee schedule for certain Funds), which reduce fees as Fund assets grow over time. The Board recognized that Funds with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board considered that certain Funds may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that expense limitations and fee waivers that reduce Fund expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how the fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund's assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund's investors, based on currently available information and the effective advisory fees and expense ratios for the Funds at their current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the advisers and their affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that Hartford Life, an affiliate of HL Advisors, receives fees from certain Funds for providing certain administrative services for those Funds, and that Hartford Life also receives fees for fund accounting and related services from each of the Funds, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also reviewed the fact that Hartford Investor Services Company, LLC ("HISC"), the Funds' transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Funds, and the Board reviewed information on the expected profitability of the Funds' transfer agency function to HISC. The Board considered information provided by HL Advisors indicating that the fees charged by HISC to the Funds are reasonable and in line with industry standards.

The Board also considered that Hartford Securities Distribution Company, Inc. ("HSDC"), as principal underwriter of the Funds receives 12b-1 fees from the Funds. The Board also noted that certain affiliates of HL Advisors distribute shares of the Funds and receive compensation in that connection.

The Board considered benefits to the sub-advisers from their proposed use of the Funds' brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the sub-advisers that the sub-advisers would not be making revenue-sharing or other payments to HL Advisors or its affiliates in connection with the distribution of the Funds.

The Board also considered the fact that Hartford Life had agreed, effective January 1, 2007, to no longer charge the Funds for legal services provided to the Funds by personnel of Hartford Life. Based upon expense information for the prior calendar year, this change will result in savings to the HLS Funds of approximately $480,000 per year.

 HARTFORD MONEY MARKET HLS FUND

--------------------------------------------------------------------------------

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors' efforts to provide investors in the family with a broad range of investment styles and asset classes, and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

                                    * * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Funds and their shareholders for the Board to approve the agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors and the full Board met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

ITEM 2. CODE OF ETHICS.

         Registrant has adopted a code of ethics that applies to Registrant's principal executive officer, principal financial officer and controller which is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Audit Fees: $443,100 for the fiscal year ended December 31, 2006 and $431,900 for the fiscal year ended December 31, 2005, including fees associated with the annual audit and filings of the Fund's Form N-1A and Form N-SAR.

         (b) Audit-Related Fees: $108,189 for the fiscal year ended December 31, 2006 and $61,389 for the fiscal year ended December 31, 2005. Audit-related services principally in connection with the SAS 70 report and the SEC Rule 17Ad-13 report

         (c) Tax Fees: $93,456 for tax compliance services for the fiscal year ended December 31, 2006 and $107,467 for the fiscal year ended December 31, 2005.

         (d) All Other Fees: $0 for the fiscal year ended December 31, 2006 and $0 for the fiscal year ended December 31, 2005.

         (e) (1) A copy of the Audit Committee's pre-approval policies and procedures is attached as an exhibit.

         (e) (2) One Hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee's Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

         (f) None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the year ended December 31, 2006, were attributed to work performed by persons other than the principal accountant's full-time employees.

         (g) Non-Audit Fees: $670,757 for the fiscal year ended December 31, 2006 and $1,078,545 for the fiscal year ended December 31, 2005.

         (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Registrant has a separately designated standing Audit Committee comprised of the independent directors listed below:

Robert M. Gavin
Sandra S. Jaffee
William P. Johnston
Phillip O. Peterson

ITEM 6. SCHEDULE OF INVESTMENTS

         The Schedule of Investments is included as part of the annual report filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants' board of directors since the policy was last filed in response to this requirement.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

         (b) There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

       4(e)(1)    Audit Committee's Pre-approval and Procedures Policies

       12(a)(1)   Code of Ethics

       12(a)(2) Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

       12(b)      Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        HARTFORD SERIES FUND, INC.

Date: February 12, 2007                 By: /s/ David M. Znamierowski
                                            ------------------------------------
                                            David M. Znamierowski
                                            Its: President



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



Date: February 12, 2007                 By: /s/ David M. Znamierowski
                                            ------------------------------------
                                            David M. Znamierowski
                                            Its: President


Date: February 12, 2007                 By: /s/ Tamara L. Fagely
                                            ------------------------------------
                                            Tamara L. Fagely
                                            Its: Vice President, Controller and
                                                 Treasurer

                                  EXHIBIT LIST

                  4(e)(1) Audit Committee's pre-approval policies and procedures.


                 12(a)(1)  Code of Ethics


99.CERT          12(a)(2)  Certifications

                           (i) Section 302 certification of principal executive officer

                           (ii) Section 302 certification of principal financial officer

99.906CERT       12(b)     Section 906 certification of principal executive
                           officer and principal financial officer